As filed with the Securities and Exchange Commission on October 22, 1998

                           Registration No. 333-63893

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1


                             NORWEST ADVANTAGE FUNDS
            (Formerly "Norwest Funds" and "Prime Value Funds, Inc.")

                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                               Don L. Evans, Esq.
                         Forum Financial Services, Inc.
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                           Anthony C. J. Nuland, Esq.
                                 Seward & Kissel
                               1200 G Street, N.W.
                             Washington, D.C. 20005

                                       and

                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Avenue, NW
                              Washington, DC 20006




             It is proposed that this filing will become effective:

[X] immediately  upon filing pursuant to Rule 485,  paragraph (b)
[ ] on _______ pursuant to Rule 485,  paragraph  (b)
[ ] 60 days after filing  pursuant to Rule 485,  paragraph  (a)(1)
[ ] on October 1, 1998  pursuant to Rule 485,  paragraph (a)(1)
[ ] 75 days after filing  pursuant to Rule 485,  paragraph  (a)(2)
[ ] on ________ pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment ________.

                              CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

Item of Form N-14                                                    Location in the Prospectus
-----------------                                                    --------------------------
PART A
------
Item 1.                Beginning of Registration Statement and       Cross Reference Sheet; Front Cover Page.
                       Outside Front Cover Page of Prospectus

Item 2.                Beginning and Outside Back Cover Page of      Back Cover Page.
                       Prospectus

Item 3.                Synopsis and Risk Factors                     Fee Table; Summary; Comparison of Investment
                                                                     Objectives, Policies and Risk Considerations.


Item 4.                Information about the Transaction             Reasons for the Consolidation; Information
                                                                     About the Consolidation; Comparison of
                                                                     Investment Advisers; Comparison of Service
                                                                     Providers; Advisory, Distribution and Other
                                                                     Fees; Expense Ratios; Comparison of Purchase
                                                                     and Redemption Features and Exchange Rights;
                                                                     Comparison of Business Structures.

Item 5.                Information about the Registrant              Comparison of Investment Objectives, Policies
                                                                     and Risk Considerations; Information About
                                                                     the Funds; Prospectus offering A Shares of
                                                                     Large Company Growth Fund dated October 1,
                                                                     1998, as supplemented October 6, 1998.


Item 6.                Information about the Company Being Acquired  Comparison of Investment Objectives, Policies
                                                                     and Risk Considerations; Information About
                                                                     the Funds; Prospectus offering shares of
                                                                     Growth Stock Fund dated June 30, 1998.

Item 7.                Voting Information                            Voting Information.

Item 8.                Interest of Certain Persons and Experts       Not Applicable

Item 9.                Additional Information Required for           Not Applicable
                       Reoffering by Persons Deemed to be
                       Underwriters


PART B                                                               Location in the Statement of Additional
------                                                               Information
                                                                     ---------------------------------------
Item 10.               Cover Page                                    Cover Page

Item 11.               Table of Contents                             Cover Page


Item 12.               Additional Information about the Registrant   Statement of Additional Information offering
                                                                     A Shares of Large Company Growth Fund dated
                                                                     October 1, 1998.

Item 13.               Additional Information about the Company      Statement of Additional Information offering
                       Being Acquired                                shares of Growth Stock Fund dated June 30,

                                                                     1998.


Item 14.               Financial Statements                          Reports of Independent Accountants and
                                                                     financial statements of Large Company Growth
                                                                     Fund and Large Company Growth Portfolio as of
                                                                     May 31, 1998, incorporated by reference to
                                                                     the Annual Report to Shareholders of Norwest
                                                                     Advantage Funds (the "Trust") as of May 31,
                                                                     1998 filed on August 7, 1998, accession
                                                                     number 0001047469-98-029811, File Nos.
                                                                     33-0645, 811-4881; Reports of Independent
                                                                     Accountants and audited financial statements
                                                                     of Growth Stock Fund  and Growth Stock Master
                                                                     Portfolio as of February 28, 1998,
                                                                     incorporated by reference to the Annual
                                                                     Report to Shareholders of MasterWorks Funds
                                                                     Inc., as of February 28, 1998 filed on May 1,
                                                                     1998, accession number 0000927016-98-001762,
                                                                     File Nos. 033-54126, 811-07332; unaudited pro
                                                                     forma combined financial information as of
                                                                     May 31, 1998.



PART C                                                               Location in Other Information
------                                                               -----------------------------

Item 15.               Indemnification                               Indemnification

Item 16.               Exhibits                                      Exhibits

Item 17.               Undertakings                                  Undertakings

________________________________________________________________________________

                     IMPORTANT NOTICE: PLEASE VOTE USING THE
                   ENCLOSED PROXY BALLOT AS SOON AS POSSIBLE.

            FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING SHAREHOLDER

        COMMUNICATIONS CORP. ("SCC") TOLL-FREE AT 1-800-733-8481 EXT. 448

                FROM 6:00 A.M. TO 8:00 P.M. PACIFIC TIME. YOU MAY
                 ALSO VOTE BY FAXING THE FRONT AND BACK OF YOUR

                     PROXY BALLOT TO SCC AT 1-800-733-1885.


                 A CONFIRMATION OF YOUR TELEPHONIC OR FACSIMILE
                            VOTE WILL BE SENT TO YOU.
________________________________________________________________________________

                             MASTERWORKS FUNDS INC.
                                111 CENTER STREET
                           LITTLE ROCK, ARKANSAS 72201



                                OCTOBER 26, 1998


Dear Shareholder:

              We are pleased to invite you to a Special Meeting of the Shareholders of the Growth Stock Fund ("Growth Stock") of MasterWorks Funds Inc. ("MasterWorks") to be held on November 24, 1998 at MasterWorks' principal offices in Little Rock, Arkansas.

SUMMARY OF PROPOSALS

              The Special Meeting is being held to consider an Agreement and Plan of Consolidation (the "Consolidation Plan") and a Plan of Liquidation (the "Liquidation Plan"). The Consolidation Plan provides for Growth Stock to be combined into the Large Company Growth Fund ("Large Company"), a series of Norwest Advantage Funds. Large Company invests in a core portfolio that is advised by Norwest Investment Management, Inc., and subadvised by its affiliate, Peregrine Capital Management, Inc. A Large Company prospectus accompanies these materials.


              If the proposed consolidation is approved and consummated, you will receive A Shares of Large Company equal in value to your shares of Growth Stock. THE SHARES YOU RECEIVE WILL BE FREE OF COMMISSIONS AND SALES LOADS, AND THE EXCHANGE SHOULD NOT CAUSE YOU TO RECOGNIZE A GAIN OR LOSS FOR FEDERAL INCOME TAX PURPOSES. For a further discussion of tax matters, please refer to "Proposal
One: Approval of an Agreement and Plan of Consolidation - Information About the Consolidation - Federal Income Tax Consequences of the Consolidation" in the Combined Prospectus/Proxy Statement that accompanies this letter. As a "fall back" to the Consolidation Plan, shareholders also are being asked to consider the liquidation of Growth Stock. The liquidation will occur only if the Liquidation Plan is approved and either the Consolidation Plan is not approved or, for any other reason, the consolidation of Growth Stock into Large Company does not occur.


REASONS FOR PROPOSALS


              Growth Stock is an actively managed fund that invests, through a master portfolio, primarily in growth-oriented, small- and medium-sized companies. Wells Fargo Bank, N.A., as investment subadviser, individually selects the Fund's investments and the Fund's portfolio turnover rate is high due to its active trading strategy. For the most part, MasterWorks' other funds, whose investments are managed by Barclays Global Fund Advisors, seek to replicate certain indexes or pursue asset allocation strategies. Accordingly, Growth Stock does not fit within MasterWorks' core strategy. Because Growth Stock does not fit within this strategy, and because Growth Stock has experienced relative underperformance, investor demand for this fund is not strong. The Board of Directors of MasterWorks is concerned, therefore, that Growth Stock may not be viable on a long-term basis.

              In light of these concerns, the MasterWorks Board of Directors has approved the proposals described in these materials. The primary reason for proposing the consolidation of Growth Stock into Large Company is to offer Growth Stock investors the opportunity to transfer their investment, on a basis that should be tax-free, into a fund that has greater prospects for success. Large Company's core portfolio has approximately $1 billion in assets, as compared to Growth Stock's master portfolio, which has less than $200 million in assets.

              Large Company's investment objective and policies are broadly similar to those of Growth Stock, although Large Company tends to invest in larger capitalization companies, tends to hold fewer companies in its portfolio and has had a much lower portfolio turnover rate. MasterWorks' Board of Directors believes that merging Growth Stock into a fund that has generally compatible investment objectives and policies, a better historic performance record and greater prospects for continued growth will provide investors potential benefits. Large Company also was chosen, in part, because of the pending merger between Wells Fargo & Company, the parent of Growth Stock's investment subadviser, and Norwest Corporation, the parent of Large Company's investment adviser. Although Large Company's expense ratio is higher than that of Growth Stock, the Board of Directors believes the Consolidation is in the best interests of shareholders and is preferable to liquidation of Growth Stock.


              Due to the viability concerns described above, the Board of Directors believes that Growth Stock should be liquidated if the Consolidation Plan is not approved or is not consummated for any other reason. Therefore, shareholders of Growth Stock are also being asked to approve the Liquidation Plan. THE LIQUIDATION PLAN EXPRESSLY PROVIDES THAT IT WILL BE IMPLEMENTED ONLY IF THE CONSOLIDATION PLAN IS NOT CONSUMMATED.

THE BOARD OF DIRECTORS OF MASTERWORKS HAS UNANIMOUSLY APPROVED THE CONSOLIDATION PLAN AND THE LIQUIDATION PLAN AND, IN ORDER TO ENSURE THAT GROWTH STOCK WILL BE LIQUIDATED IF THE CONSOLIDATION DOES NOT OCCUR, RECOMMENDS THAT SHAREHOLDERS OF GROWTH STOCK VOTE FOR EACH PLAN.

              The formal Notice of Special Meeting is enclosed, together with a Proxy Ballot. If you will not be attending the Special Meeting, you may vote by proxy in any one of three ways:


     * BY MAIL--Mark, date, sign and return the enclosed Proxy Ballot in the postage-paid envelope;
     * BY PHONE--Call SCC toll-free at 1-800-733-8481 EXT. 448 from 6:00 A.M. TO 8:00 P.M. (PACIFIC

          TIME); or

     * BY FAX--Mark, date, sign and fax both sides of the enclosed Proxy Ballot to Shareholder Communications Corp. at 1-800-733-1885.


                      A confirmation of phone and fax votes will be mailed to you. Every vote is important to us. If you have any questions, please call MasterWorks at 1-888-204-3956.

                                          Very truly yours,


                                          MasterWorks Funds Inc.
                                          R. Greg Feltus

                                          President

                             MASTERWORKS FUNDS INC.
                                111 CENTER STREET
                           LITTLE ROCK, ARKANSAS 72201

                            TELEPHONE: 1-888-204-3956

              -----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                GROWTH STOCK FUND

                         TO BE HELD ON NOVEMBER 24, 1998
              -----------------------------------------------------

To the Shareholders of the Growth Stock Fund ("Growth Stock") of MasterWorks Funds Inc. ("MasterWorks"):

               PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of Growth Stock will be held on Tuesday, November 24, 1998, at 11:00 a.m. (Central time) at the principal office of MasterWorks, 111 Center Street, Little Rock, Arkansas 72201. The Special Meeting is being called for the following purposes:


                 (1) To  consider  and  vote  upon  an  Agreement  and  Plan  of
                Consolidation (the "Consolidation Plan") for Growth Stock and the transactions contemplated therein, which include (a) the transfer of all of the assets of Growth Stock to Large Company Growth Fund ("Large Company"), a series of Norwest Advantage
                Funds, and the assumption by Large Company of all of the liabilities of Growth Stock, in exchange for A Shares of Large Company; and (b) the distribution to shareholders of Growth Stock of the A Shares of Large Company;

                 (2) To  consider  and vote  upon the Plan of  Liquidation  (the
                "Liquidation Plan") of Growth Stock, which will be implemented only if the Consolidation Plan is not approved or the consolidation of Growth Stock into Large Company does not occur; and


                 (3) To transact such other business as may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


               The Board of Directors of MasterWorks has fixed the close of business on October 9, 1998, as the record date (the "Record Date") for the determination of Fund shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of MasterWorks. The Combined Prospectus/Proxy Statement contains additional information regarding the Special Meeting and the proposals. Even if you do not attend the Special Meeting in person, you may vote in any one of three ways:


               1.        Mark,  sign,  date and return the enclosed Proxy Ballot
                    in the enclosed postage-paid envelope;


               2.        Vote by telephone by calling Shareholder  Communication
                    Corp. ("SCC") toll-free at 1-800-733-8481 Ext. 448 from 6:00
                    a.m. to 8:00 p.m. (Pacific time). SCC will send to you a confirmation of your telephonic vote; or


               3.        Mark,  sign,  date and fax the  enclosed  Proxy  Ballot
                    (both front and back) to SCC at 1-800-733-1885. SCC will send to you a confirmation of your facsimile vote.


               IN ORDER FOR EACH OF THE CONSOLIDATION PLAN AND LIQUIDATION PLAN TO BE APPROVED, THE HOLDERS OF A MAJORITY OF GROWTH STOCK'S SHARES OUTSTANDING ON THE RECORD DATE MUST BE PRESENT IN PERSON OR BY PROXY. THEREFORE, YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN

PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT  1-800-733-1885,  OR BY CALLING TOLL-FREE AT  1-800-733-8481  EXT. 448.
SIGNED BUT UNMARKED PROXY BALLOTS WILL BE COUNTED IN DETERMINING WHETHER A QUORUM IS PRESENT AND WILL BE VOTED IN FAVOR OF THE PROPOSAL.


       THE BOARD OF DIRECTORS OF MASTERWORKS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS.

                                     By Order of the Board of Directors



                                     Richard H. Blank, Jr.
                                     Secretary

October 26, 1998


________________________________________________________________________________

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                      OF THE NUMBER OF SHARES THAT YOU OWN.
                        PLEASE VOTE BY MAIL, FACSIMILE OR
                            OR TELEPHONE IMMEDIATELY.

________________________________________________________________________________

                       COMBINED PROSPECTUS/PROXY STATEMENT

                                GROWTH STOCK FUND
                            OF MASTERWORKS FUNDS INC.
                                111 CENTER STREET
                           LITTLE ROCK, ARKANSAS 72201

                            LARGE COMPANY GROWTH FUND
                           OF NORWEST ADVANTAGE FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


                                OCTOBER 26, 1998


                                  INTRODUCTION



               This Combined Prospectus/Proxy Statement (the "Statement") relates to the solicitation of shareholder approval for the proposed transfer of all the assets of Growth Stock Fund ("Growth Stock"), a diversified series of MasterWorks Funds Inc. ("MasterWorks") to Large Company Growth Fund ("Large Company"), a diversified series of Norwest Advantage Funds ("Norwest Trust") in exchange for A Shares of Large Company and the assumption by Large Company of all the liabilities of Growth Stock (the "Consolidation"). Both MasterWorks and Norwest Trust are registered with the Securities and Exchange Commission (the "SEC") as open-end, management investment companies. This Statement sometimes refers to Growth Stock or Large Company as a "Fund."

               As part of the consolidation, MasterWorks would distribute the A Shares of Large Company to shareholders of Growth Stock and would terminate
Growth Stock as a series of MasterWorks. MasterWorks and Norwest Trust would effect the Consolidation at net asset value without the imposition of any sales charges or other fees.

               This Statement also solicits shareholder approval for the proposed liquidation of Growth Stock (the "Liquidation"). THE LIQUIDATION WILL OCCUR ONLY IF SHAREHOLDERS APPROVE THE LIQUIDATION AND THE CONSOLIDATION IS NOT APPROVED OR DOES NOT OCCUR. IF SHAREHOLDERS APPROVE BOTH THE CONSOLIDATION AND THE LIQUIDATION, MASTERWORKS AND NORWEST TRUST WILL PROCEED WITH THE CONSOLIDATION, REGARDLESS OF WHICH ACTION IS APPROVED BY THE GREATER NUMBER OF SHARES VOTED. The Board of Directors of MasterWorks will analyze other alternatives for Growth Stock if shareholders do not approve either the Consolidation or the Liquidation.

               A copy of the Agreement and Plan of Consolidation (the "Consolidation Plan") is included as Exhibit A to this Statement. Exhibit B includes a discussion of the factors that materially affected the performance of Large Company during its most recently completed fiscal year and a graph illustrating the performance of the Fund's I Shares, the only class of shares outstanding at that time. Exhibit C includes a copy of the Plan of Liquidation (the "Liquidation Plan").


                THE BOARD OF DIRECTORS OF MASTERWORKS RECOMMENDS
                       APPROVAL OF THE CONSOLIDATION PLAN
                AND, IN ORDER TO ENSURE THAT GROWTH STOCK WILL BE
                 LIQUIDATED IF THE CONSOLIDATION DOES NOT OCCUR,
                        APPROVAL OF THE LIQUIDATION PLAN

               This Statement sets forth the information you should know about Large Company and the proposals before you sign and return the enclosed proxy ballot. Please retain this Statement for future reference. A Prospectus offering A Shares of Large Company dated October 1, 1998 (the "Large Company Prospectus") accompanies this Statement. "Information About the Funds" below provides information about the Prospectus offering shares of Growth Stock.


               Norwest Trust has filed a Statement of Additional Information dated October 26, 1998 (the "SAI") with the SEC. The SAI provides more information about the matters discussed in this Statement and about the Funds. Norwest Trust filed the Statement of Additional Information offering shares of Large Company (the "Large Company SAI") dated October 1, 1998 with the SEC as part of the SAI. You may obtain a copy of the SAI without charge by writing to the distributor of Norwest Trust, Forum Financial Services, Inc. ("Forum") at Two Portland Square, Portland, Maine, 04101, or by calling 1-207-879-1900.


               This  Statement   incorporates  by  reference  the  SAI  and  the
information in the Large Company Prospectus and Large Company SAI that pertains to Large Company.

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Introduction                                                                  1
Proposal One: Approval of an Agreement and Plan of Consolidation              5
Summary                                                                       5
Expense Information                                                           7
Reasons for the Consolidation                                                 8
Comparison of Investment Objectives, Policies
  and Risk Considerations                                                     9
Information about the Consolidation                                          11
Comparison of Investment Advisers                                            13
Comparison of Service Providers                                              14
Advisory, Distribution and Other Fees;
  Expense Ratios                                                             15
Comparison of Purchase and Redemption
  Procedures and Exchange Rights                                             16
Comparison of Business Structures                                            16
Information about the Funds                                                  17
Proposal Two: Approval of a Plan of Liquidation                              18
Voting Information                                                           19
Exhibit A: Agreement and Plan of Consolidation                              A-1
Exhibit B: Performance Information                                          B-1
Exhibit C: Plan of Liquidation                                              C-1

AN INVESTMENT IN LARGE COMPANY IS NOT A DEPOSIT OF NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTING IN ANY MUTUAL FUND HAS RISK. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN LARGE COMPANY.

NO GOVERNMENTAL AGENCY, INCLUDING THE U.S. SECURITIES AND EXCHANGE COMMISSION, HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER OR NOT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL ONE: APPROVAL OF AN AGREEMENT AND PLAN OF CONSOLIDATION

                                     SUMMARY

               The   following   is  a   summary   of   information   about  the
Consolidation. Before signing and returning the enclosed proxy ballot, you should read this Statement, including the Consolidation Plan attached as Exhibit A and the performance information about Large Company attached as Exhibit B, and the Large Company Prospectus.

               FUND STRUCTURES. As opposed to investing directly in portfolio securities, each Fund invests in a series of another investment company that does not offer shares to the general public. Large Company invests in Large Company Growth Portfolio ("Large Company Portfolio"), a series of Core Trust (Delaware) ("Core Trust"). Growth Stock invests in Growth Stock Master Portfolio ("Growth Stock Portfolio"), a series of Managed Series Investment Trust ("MSIT"). Both Core Trust and MSIT are open-end management investment companies that are organized as Delaware business trusts. This Statement sometimes refers to Growth Stock Portfolio or Large Company Portfolio as a "Portfolio."


               PROPOSED CONSOLIDATION. At meetings held on September 16, 1998 and September 25, 1998, the Board of Directors of MasterWorks and the Board of Trustees of Norwest Trust (each, a "Board"), respectively, including the Directors and Trustees who are not "interested persons" of Norwest Trust or MasterWorks (the "Independent Trustees") within the meaning of the Investment Company Act of 1940 (the "1940 Act"), approved the Consolidation Plan. The Consolidation Plan provides for the (i) in-kind redemption by Growth Stock of its interest in Growth Stock Portfolio; (ii) transfer of all the assets of Growth Stock to Large Company in exchange for A Shares of Large Company; (iii) assumption by Large Company of all the liabilities of Growth Stock; and (iv) distribution of the A Shares of Large Company to shareholders of Growth Stock. The aggregate net asset value of the A Shares of Large Company issued in the Consolidation will be equal to the net value of the assets and liabilities transferred by Growth Stock.


               As a result of the Consolidation, each holder of Growth Stock shares will receive that number of full and fractional A Shares of Large Company equal in net asset value at the close of business on the date of the exchange to the net asset value of the holder's shares of Growth Stock. The Consolidation will be effected at net asset value without the imposition of any sales charges or other fees. Immediately after the Consolidation, Large Company will transfer in-kind the assets transferred by Growth Stock to Large Company Portfolio in exchange for shares of beneficial interest of Large Company Portfolio.

               The Board of each Fund has determined that (i) the interests of existing shareholders of the Fund would not be diluted as a result of the Consolidation and (ii) the Consolidation would be in the best interests of the Fund and the shareholders of the Fund. The MasterWorks Board recommends approval of the Consolidation. Approval of the Consolidation Plan and the Consolidation by Growth Stock will require the affirmative vote of the holders of a majority of the outstanding shares of Growth Stock. The Funds will bear the expenses incurred in connection with the Consolidation, but because certain of the Funds' service providers reimburse for or assume certain expenses of the Funds, the costs of the Consolidation will not cause an increase in the Funds' expense ratios.

               The Consolidation is expected to occur shortly after its approval by shareholders of Growth Stock. Either Board, however, may terminate the Consolidation Plan in its entirety at any time prior to the closing of the Consolidation.


               TAX CONSEQUENCES OF THE CONSOLIDATION. In the opinion of Seward & Kissel, the Consolidation should be treated as a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Under this treatment, Large Company, Growth Stock and the shareholders of Growth Stock would not recognize gain or loss as a result of the Consolidation. Due to the absence of any authority involving facts substantially identical to the Consolidation, however, the tax effects of the Consolidation are not entirely clear. For a further discussion of tax matters, see "Information About the Consolidation - Federal Income Tax Consequences of the Consolidation" below.

               MANAGEMENT OF THE FUNDS. The investment adviser to Large Company Portfolio is Norwest Investment Management, Inc. ("Norwest"). Norwest and Core Trust have retained Peregrine Capital Management, Inc.

("Peregrine") to act as investment subadviser to Large Company Portfolio.


               Barclays Global Fund Advisors ("BGFA") serves as investment adviser to Growth Stock Portfolio. BGFA and MSIT have retained Wells Fargo Bank, N.A. ("Wells Fargo Bank") to serve as investment subadviser to Growth Stock Portfolio.

               ADVISORY, DISTRIBUTION AND OTHER FEES; EXPENSE RATIOS. Large Company has higher investment advisory fees and a higher expense ratio than Growth Stock. In addition, Large Company, unlike Growth Stock, has distribution or Rule 12b-1 fees.

               DIVIDENDS AND DISTRIBUTIONS. Large Company declares and pays dividends of net investment income annually and distributes net capital gain at least annually. Growth Stock pays quarterly dividends consisting of substantially all of its net investment income and annual distributions consisting of substantially all of its net realized capital gains. There is no sales or other charge for either Fund in connection with the reinvestment of dividends or distributions.

               PURCHASE PROCEDURES, EXCHANGE PRIVILEGES AND REDEMPTION PROCEDURES. Each Fund offers its shares on business days at their net asset value next determined after receipt of a purchase order in proper form. However, A Shares of Large Company, unlike shares of Growth Stock, have an initial sales charge. There are several methods of lowering the initial sales charge on A Shares of Large Company. In some cases, the sales charge may be waived entirely, such as for purchases of A Shares by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code).

               Both Funds redeem shares on business days at net asset value next-determined after receipt of a redemption request in proper form. In most cases, if you redeem A Shares of Large Company purchased at a reduced sales charge within two years of the purchase, you will pay a charge for the early redemption.


               Large Company will not assess any sales or redemption charges on the A Shares issued pursuant to the Consolidation.


               The shares of both Funds have exchange  privileges.  The exchange privileges differ in that shareholders of Large Company may exchange their shares for shares of other series of Norwest Trust, whereas shareholders of Growth Stock may exchange their shares for shares of other series of MasterWorks.

               INVESTMENT  OBJECTIVES  AND  POLICIES  AND  RISK  FACTORS.    The
investment objectives and policies of the Funds are broadly similar. The Funds' investment objectives are listed below.

          Fund                              Investment Objective
          ----                              --------------------
          Large Company                     to    provide    long-term   capital
                                            appreciation by investing  primarily
                                            in  large,   high-quality   domestic
                                            companies    that   the   investment
                                            adviser   believes   have   superior
                                            growth potential.

          Growth Stock                      to provide above-average,  long-term
                                            total return, with a primary   focus
                                            on   capital  appreciation.  Current
                                            income is a secondary consideration.



                   All of the Funds' investments have risk. The risks of investing in Growth Stock are generally similar to those of investing in Large Company. There are certain differences in the risks of the Funds' investments and, in general, Growth Stock is a riskier investment than Large Company. In particular, Growth Stock, unlike Large Company, invests a substantial portion of its portfolio in the securities of smaller companies. Investments in smaller companies tend to be more volatile than investments in larger companies. Short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. Also, unlike Large Company, Growth Stock may invest in the securities of issuers located or doing business in emerging markets. Investments in issuers located or doing business in emerging markets are riskier than other foreign investments.


               In deciding whether to approve the Consolidation, you should consider the differences between the investment objectives and policies of the Funds as discussed under "Comparison of Investment Objectives and Policies" below and in the prospectuses offering shares of the Funds.

                               EXPENSE INFORMATION

               The tables below set forth information with respect to A Shares of Large Company, shares of Growth Fund as well as pro forma information for the A Shares of Large Company after giving effect to the Consolidation. The tables were prepared based on the net asset, fee and expense levels of Growth Stock as of February 28, 1998. The expense levels of Large Company are the estimated expenses for the Fund's current fiscal year.

                                                       LARGE COMPANY               GROWTH STOCK         PRO FORMA COMBINED FUND

                                                                                                           (I.E., LARGE COMPANY
                                                                                                                 FOLLOWING
                                                                                                               CONSOLIDATION)

Shareholder Transaction Expenses

Maximum sales charge imposed on purchases (as a            5.50%                         Zero                       5.50%
percentage of offering price)(a)

Maximum  deferred  sales charge (as a percentage           Zero                          Zero                        Zero
of the lesser of original purchase price or
redemption proceeds)(a)


Exchange Fee                                               Zero                          Zero                        Zero

Annual operating expenses (as a percentage of average daily net assets after applicable fee waivers and expense reimbursements)(b)(c)

Investment Advisory Fees                                   0.65%                         0.58%                      0.65%
Rule 12b-1 Fees                                            0.10%                         Zero                       0.10%
Other Expenses(d)                                          0.45%                         0.18%                      0.45%
                                                      ----------                      ----------                  --------
Total Operating Expenses                                   1.20%                         0.76%                      1.20%
                                                      ==========                      ==========                  ========




________________________

           (a) Large Company will not assess any sales or redemption charge on the A Shares issued pursuant to the Consolidation. The sales charge on Large Company's A Shares will be waived entirely for purchases of

           A Shares by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code).


                   If A Shares of Large Company purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a contingent deferred sales charge of up to 1.00% will be applied to the redemption.

            (b) Absent expense reimbursements and fee waivers, the expenses of the shares of Growth Stock would have been: Investment Advisory Fees, 0.60%; and Total Operating Expenses, 0.78%.


                   The amount of expenses for Large Company and the pro forma combined fund are estimated. Absent estimated expense reimbursements and fee waivers, the estimated expenses of the A Shares of Large Company and the pro forma combined fund would be: Other Expenses, 0.57% and 0.57%, respectively; and Total Operating Expenses, 1.32% and 1.32%, respectively. Reimbursements and waivers may be reduced or eliminated at any time.


            (c) Each of the Fund's expenses include a pro-rata share of the expenses of the Portfolio in which it invests.

            (d) Other Expenses for Growth Stock is a co-administrators' fee of 0.18%. The co-administrators have agreed to absorb all ordinary operating expenses other than investment advisory fees, portfolio transaction expenses and administrative fees.


EXAMPLE

               The Example below indicates the dollar amount of expenses that an investor would pay assuming a $1,000 investment in a Fund's shares, a 5% annual return and reinvestment of all dividends and distributions.


                                                     1 year       3 years        5 years       10 years
                                                     -------      --------       -------       --------


Large  Growth Stock (A Shares)                        $67           $91           $117           $192

Growth Stock                                           $8           $24           $ 42           $ 94

Pro Forma Combined Fund (i.e.,                        $67           $91           $117           $192
    A Shares of Large Company


    Following the Consolidation)


               The Examples are based on the expenses listed in the "Annual Operating Expenses" tables above. The Examples assume deduction of the maximum initial sales charges for A Shares of Large Company. THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURN AND ACTUAL EXPENSES OR RETURN MAY BE GREATER OR LESS THAN INDICATED.

                          REASONS FOR THE CONSOLIDATION

               Growth Stock is an actively managed fund that invests, through a master portfolio, primarily in growth-oriented, small- and medium-sized companies. Wells Fargo Bank, as investment subadviser, individually selects the Fund's investments and the Fund's portfolio turnover rate is high due to its active trading strategy. For the most part, MasterWorks' other funds, which are managed by BGFA, seek to replicate certain indexes or pursue asset allocation strategies. Accordingly, Growth Stock does not fit within MasterWorks' core strategy. Because Growth Stock does not fit within this strategy, and because Growth Stock has experienced relative underperformance, investor demand for this

Fund is not strong. The MasterWorks Board is concerned, therefore, that Growth Stock may not be viable on a long-term basis.


               The primary reason for proposing the consolidation of Growth Stock into Large Company is to offer Growth Stock investors the opportunity to transfer their investment, on a basis that should be tax-free, into a fund that has greater prospects for success. Large Company's Portfolio has approximately $1 billion in assets, as compared to Growth Stock's Portfolio, which has less than $200 million in assets. Large Company's investment objective and policies are broadly similar to those of Growth Stock, although Large Company Portfolio tends to invest in larger capitalization companies, tends to hold fewer companies in its portfolio and has had a much lower portfolio turnover rate. The MasterWorks Board believes that consolidating Growth Stock into a fund that has generally compatible investment objectives and policies, a better historical performance record and greater prospects for continued growth will provide investors potential benefits. Large Company was chosen, in part, because of the pending merger between Wells Fargo & Company and Norwest Corporation. Before approving the Consolidation Plan, the MasterWorks Board examined all factors that it considered relevant, including the investment strategy and historic performance of Large Company, and the identity, experiences and resources of Norwest and Peregrine.

               Currently, the fees and expenses of Large Company are higher, on both a before-waiver and after-waiver basis than those of Growth Stock. However, according to data compiled by an independent data service, the fees and expenses of Growth Stock have been well below the mean for a fund investing in a growth equity style. According to that same data, the fees and expenses of Large Company, while higher than those of Growth Stock, are approximately at the mean for a fund investing in a growth equity style.

               The historic performance of Large Company is better than the historic performance of Growth Stock. Although historic performance does not necessarily predict future returns, the MasterWorks Board believes that the Consolidation should provide Growth Stock shareholders with an investment vehicle that has compatible investment objectives and policies and greater prospects for long-term investment returns and continued growth.


               Due to the concerns about Growth Stock's performance and prospects described above, the MasterWorks Board believes that Growth Stock should be liquidated if shareholders do not approve the Consolidation Plan or, for any other reason, the Consolidation does not occur. Therefore, shareholders of Growth Stock also are being asked to approve the Liquidation Plan. The Liquidation Plan expressly provides that it will be implemented only if the Consolidation does not occur. The MasterWorks Board believes that the Consolidation is preferable to the Liquidation.


                      COMPARISON OF INVESTMENT OBJECTIVES,
                        POLICIES AND RISK CONSIDERATIONS


     The investment objective of Large Company is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the investment adviser believes have superior growth potential. The investment objective of Growth Stock is to seek above-average, long-term total return, with a primary focus on capital appreciation. Current income is a secondary consideration. The investment objective of each Fund is "fundamental" and may not be changed without the approval of the Fund's shareholders. As discussed above, each Fund invests its assets in a Portfolio. This section, therefore, compares and contrasts the investment policies of the Portfolios.

     The value of each Fund's shares will fluctuate with the value of the underlying securities held by the Portfolio in which the Fund invests. There can be no assurance that either Fund will achieve its investment objective.

     The investment strategies of Large Company Portfolio and Growth Stock Portfolio differ in some respects. Large Company Portfolio invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. Peregrine considers large companies to be those whose market capitalization is greater than the median of the Russell l000 Index, or approximately $3.7 billion. In selecting securities for the Portfolio, Peregrine seeks issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. Large Company Portfolio may invest in securities of companies whose growth potential is, in Peregrine's opinion, generally unrecognized or misperceived by the market. By investing in common stocks, the Portfolio is subject to "market risk," which is the general risk that the value of the Portfolio's investments may decline if the stock markets perform poorly.

     Growth Stock Portfolio invests primarily in common stocks that Wells Fargo Bank believes have better-than-average prospects for appreciation. The Portfolio seeks to provide investors with a rate of return that, over a three- to five-year time horizon, exceeds that of the S&P 500 Index (before fees and expenses) over comparable periods by investing in a diversified portfolio consisting primarily of growth-oriented common stocks. Growth Stock Portfolio holds at least 20 common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies. Though Growth Stock Portfolio holds a number of large capitalization stocks, under normal market conditions more than 50% of Growth Stock Portfolio's total assets are invested in companies whose market capitalizations at the time of acquisition are within the capitalization range of companies listed on the S&P Small Cap 600 Index. As of May l998, the capitalization range for the S&P Small Cap 600 was from $40 million to $3.7 billion.

     Growth Stock Portfolio from time to time acquires securities through initial public offerings and may acquire and hold common stocks of smaller and newer issuers. The Portfolio does not invest more than 40% of its assets in these highly aggressive issues at any one time. Like Large Company Portfolio, Growth Stock Portfolio is subject to the risk that the market value of the Portfolio's investments may decline if the stock markets perform poorly. In addition, however, securities of small and new companies generally trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, the prices of such securities tend to be more volatile than those of larger, more established companies and, as a group, these securities may suffer more severe price declines during periods of generally declining equity prices. Accordingly, to the extent that Growth Stock Portfolio invests in smaller and newer companies, an investment in Growth Stock may be subject to greater risks than an investment in Large Company.

     In addition, Growth Stock Portfolio invests in companies that may have some of the following characteristics: low or no dividends; less market liquidity; relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies. To the extent that Growth Stock Portfolio invests in securities with these characteristics, an investment in Growth Stock may be subject to greater risks than an investment in Large Company.

     Both Portfolios may invest in foreign securities. Large Company Portfolio may invest up to 20% of its total assets in the securities of foreign companies. Growth Stock Portfolio may invest up to l5% of its assets in equity securities of companies in emerging or less developed markets and up to 25% of its assets in American Depositary Receipts and similar investments. Growth Stock Portfolio considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. Growth Stock Portfolio may invest in those emerging markets that have a relatively low gross national product per capita compared to the world's major economies, and which exhibit potential for rapid economic growth.

     Large Company Portfolio and Growth Stock Portfolio are subject to foreign risk, which includes the risk of political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors' assets. The Portfolios are also subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S.

dollar and foreign currencies may negatively affect a Portfolio's investments. The risks of investing in foreign securities may be greater for investments in issuers in emerging or developing markets. To the extent that Growth Stock Portfolio invests a larger proportion of its assets in securities of foreign issuers or invests in issuers in emerging or developing markets, an investment in Growth Stock may be subject to greater risks than an investment in Large Company.

               Both Portfolios may invest in convertible securities. Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. Large Company Portfolio may only invest in convertible securities that are investment grade. Growth Stock Portfolio may invest up to 5% of its net assets in non-investment grade convertible debt securities. Growth Stock Portfolio may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for the Portfolio and that have a strong earnings and credit record. The Portfolios are subject to the risk that changes in interest rates may affect the value of fixed-income securities held by the Portfolios. Generally, an increase in interest rates causes the value of a Portfolio's fixed rate securities to fall, while a decline in interest rates may produce an increase in the market value of the securities. The Portfolios are also subject to the risk that the issuer of a fixed income security will default or otherwise be unable to honor its financial obligations. This risk is greater for non-investment grade securities. To the extent that Growth Stock Portfolio invests in convertible securities that are non-investment grade, an investment in Growth Stock may be subject to greater risks than an investment in Large Company.

               The Portfolios' concentration policies also differ. Large Company Portfolio may not purchase a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. Growth Stock Portfolio may not invest 25% or more of its total assets in any particular industry, except that Growth Stock Portfolio will concentrate its assets in any one industry for the same period as does the S&P 500 Index. To the extent that Growth Stock Portfolio concentrates its investments in any one industry, the Portfolio is subject to the risk that factors adversely affecting that industry will affect the Portfolio's net asset value more than if the Portfolio had diversified its investments among more industries. Accordingly, to the extent that Growth Stock Portfolio concentrates its investments in any particular industry, an investment in Growth Stock may be subject to greater risks that an investment in Large Company.


               Exhibit B to this Statement includes a discussion of the factors that materially affected the performance of Large Company during its most recently completed fiscal year and a graph illustrating the performance of the Fund's I Shares.


                       INFORMATION ABOUT THE CONSOLIDATION

               AGREEMENT AND PLAN OF CONSOLIDATION. The Consolidation Plan provides that Growth Stock Portfolio will liquidate Growth Stock's interest in Growth Stock Portfolio through an in-kind redemption prior to the Consolidation. At the effective time of the Consolidation, Large Company will acquire all of the assets of Growth Stock in exchange for A Shares of Large Company. Large Company also will assume all the liabilities of Growth Stock. Large Company will issue the number of full and fractional A Shares determined by dividing the net value of all the assets of Growth Stock by the net asset value of one Large Company A Share. The Consolidation Plan provides the times for and methods of determining the net value of Growth Stock's assets and the net asset value of an A Share of Large Company.

               Growth Stock will distribute the Large Company shares to its shareholders in liquidation of the Fund. Specifically, shareholders of record of Growth Stock will be credited with A Shares of Large Company corresponding to the Growth Stock shares that the shareholders hold of record at the effective time of the Consolidation. At that time, MasterWorks also will redeem and cancel the outstanding Growth Stock shares and will wind up the affairs of Growth Stock and terminate the Fund as soon as is reasonably possible after the Consolidation.

               Completion of the Consolidation is subject to certain conditions set forth in the Consolidation Plan. The Consolidation Plan provides the parties the ability to terminate the Consolidation Plan by mutual consent and each party has the right to terminate the Consolidation Plan if the conditions to that party's obligations under the Consolidation Plan are not satisfied. Either MasterWorks or Norwest Trust also may at any time terminate the Consolidation Plan unilaterally upon a determination by the Fund's Board that proceeding with the Consolidation Plan is not in the best interest of the Fund's shareholders.


                   This Statement includes a copy of the Consolidation Plan attached as Exhibit A.

               DESCRIPTION OF SHARES OF LARGE COMPANY. Norwest Trust will issue full and fractional A Shares of Large Company without the imposition of a sales load or other fee to the shareholders of Growth Stock in accordance with the procedures described above. The A Shares of Large Company issued in the Consolidation will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.


               Each share of each series of Norwest Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan for the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case the shares will be voted separately by series or class, as appropriate. Delaware law does not require Norwest Trust to hold annual meetings of shareholders. Shareholder meetings normally will be held only when specifically required by federal or state law. A shareholder in Large Company is entitled to the shareholder's pro rata share of all dividends and distributions arising from Large Company's assets and, upon redeeming shares, will receive the portion of Large Company's net assets represented by the redeemed shares.

                   FEDERAL INCOME TAX CONSEQUENCES OF THE CONSOLIDATION. In the opinion of Seward & Kissel, counsel to Norwest Trust, the Consolidation should be treated as a reorganization within the meaning of section 368(a)(1)(C) of the Code. Under this treatment, Large Company, Growth Stock and the shareholders of Growth Stock would not recognize gain or loss as a result of the Consolidation. Due to the absence of authority involving facts substantially identical to the Consolidation, no assurance can be given that this treatment is correct.

                   Provided that the Consolidation qualifies as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, the aggregate tax basis of the shares of Large Company the shareholders of Growth Stock would receive as a result of the Consolidation would be the same as the aggregate tax basis of their shares of Growth Stock. The holding period of the shares of Large Company the shareholders receive would include the holding period of their shares of Growth Stock, provided that the shareholders held those shares as capital assets at the time of the Consolidation. The holding period and tax basis of each asset of Growth Stock acquired by Large Company as a result of the Consolidation would be the same as the holding period and tax basis of each asset in the hands of Growth Stock prior to the Consolidation.

                   If the Consolidation does not qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, the Consolidation would be treated as a taxable exchange by Growth Stock of all of its assets in consideration for the Large Company shares and the assumption by Large Company of all of Growth Stock's liabilities. Under this treatment, Growth Stock would recognize gain (or loss) to the extent that the sum of the value of the Large Company shares it receives and the amount of the liabilities assumed by Large Company is greater than (or less than) Growth Stock's basis in the assets transferred to Large Company. Growth Stock, however, has qualified as a
"regulated investment company" under the Code and expects to continue to so qualify until the Consolidation. As a regulated investment company, Growth Stock will be relieved of federal income tax liability on any gain resulting from the Consolidation, provided that it distributes all of such gain to its shareholders. Since Growth Stock will distribute all of its property to its shareholders following the Consolidation (I.E., all of the Large Company shares received in the Consolidation) whether or not the Consolidation qualifies as a reorganization, Growth Stock expects that it will not be taxed on any gain resulting from the Consolidation. Large Company would not recognize gain or loss as a result of the Consolidation.

                   If the Consolidation does not qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, Growth Stock shareholders who hold their shares in a taxable account would recognize gain or loss in an amount equal to the difference between (i) the fair market value of the shares of Large Company they receive pursuant to the Consolidation and (ii) their tax basis in their shares of Growth Stock. Under this treatment, all Growth Stock shareholders would have a tax basis in their shares of Large Company equal to their fair market value at the time of the Consolidation, and their holding period in the shares of Large Company would commence on the day after the effective date of the Consolidation. The tax basis of each asset of Growth Stock acquired by Large Company as a result of the Consolidation would be the fair market value of each such asset at the time of the Consolidation, and Large Company's holding period in such assets would commence on the day after the effective date of the Consolidation.


                   Under either tax treatment, shareholders of Large Company will not recognize gain or loss as a result of the Consolidation.

                   Large Company and Growth Stock have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel described above is not binding on the IRS.

     Growth Stock Fund intends, prior to or on the same day as the Consolidation, to declare a dividend to its shareholders of record as of a date prior thereto. The Fund would declare a dividend to its shareholders prior to the end of 1998 regardless of whether either the Consolidation or the Liquidation is approved or consummated.


               CAPITALIZATION. The following table shows the capitalization of Growth Stock and Large Company and the net asset value per share and total number of outstanding shares of Growth Stock and A Shares of Large Company as of October 1, 1998 and on a pro forma basis as of that date after giving effect to the Consolidation.

                                                                                            Pro Forma
                                      Growth Stock             Large Company              Combined Fund
                                      ------------             -------------              -------------


         Net assets                  $171,446,899              $257,506,527                $428,953,426

         Net asset value per share       $12.36                 $37.69                       $37.69

         Shares  outstanding           13,875,357                 6,832,140                  11,381,010

         Shares authorized            100,000,000               Unlimited                    Unlimited



                        COMPARISON OF INVESTMENT ADVISERS


               LARGE COMPANY. Norwest serves as investment adviser for Large Company Portfolio. In this capacity, Norwest makes investment decisions for and administers the Portfolio's investment programs. Norwest is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479. Norwest, a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), provides investment advice to institutions, pension plans and other accounts and currently manages more than $29 billion in assets. For its services, Norwest is entitled to receive a fee at the annual rate of 0.65% of the average daily net assets of the Portfolio.

               Peregrine, an investment advisory subsidiary of Norwest Bank, serves as the Portfolio's investment subadviser. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans. Peregrine is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota, 55479. Norwest (and not Large Company Portfolio) pays Peregrine's investment subadvisory fees. The investment subadvisory fees do not increase the amount of investment advisory fees paid to Norwest by Large Company Portfolio.

               Messrs. John S. Dale and Gary E. Nussbaum are the portfolio managers of Large Company Portfolio. Mr. Dale is a Senior Vice President of Peregrine. Mr. Dale has held investment management positions with Norwest, Peregrine and their affiliates since 1968. Mr. Nussbaum, a Senior Vice President of Peregrine, has been associated with Peregrine in investment management positions since 1990.


               Norwest Trust has retained Norwest to serve as a "dormant" investment adviser and Peregrine to serve as a dormant subadviser to Large Company in the event that assets are redeemed from Large Company Portfolio and invested directly by the Fund. Norwest and Peregrine do not receive an investment advisory fee from Large Company as long as the Fund's assets are invested in one or more core portfolios.


               GROWTH STOCK. Growth Stock has not retained the services of an investment adviser because the Fund's assets are invested in Growth Stock
Portfolio. MasterWorks has retained BGFA to serve as investment adviser to Growth Stock Portfolio. BGFA provides investment guidance and policy direction in connection with the management of the Portfolio. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets. For its services to the Portfolio, BGFA is contractually entitled to receive from the Portfolio monthly fees at an annual rate of 0.60% of the Portfolio's average daily net assets.

               Wells Fargo Bank currently serves as subadviser to Growth Stock Portfolio. Wells Fargo Bank, subject to the supervision and approval of BGFA, provides investment advisory assistance and the day-to-day management of the Portfolio's assets. For providing subadvisory services to the Portfolio, Wells Fargo Bank is entitled to receive from BGFA (and not Growth Stock Portfolio) monthly fees at the annual rate of 0.15% of the Portfolio's average daily net assets.

               Mr. Jon Hickman assumed primary responsibility as lead manager of Growth Stock Portfolio in February 1998. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in finance from Brigham Young University. Mr. Thomas Zeifang also has been responsible for the day-to-day management of Growth Stock Portfolio since June 1997. Mr. Zeifang joined Wells Fargo Bank in the summer of 1995 and is primarily responsible for providing fundamental equity analysis. Mr. Zeifang was an analyst at Fleet Investment Advisors from 1992 to 1995 and prior to 1992 worked for three years as an assistant portfolio manager at Marine Midland Bank. Mr. Zeifang holds a B.B.A. in finance from Saint Bonaventure University, an M.B.A. in finance and business policy from the William E. Simon School of Business Administration and is a Chartered Financial Analyst.

                         COMPARISON OF SERVICE PROVIDERS

               The Funds have different service providers. Upon completion of the Consolidation, Large Company will continue to engage its existing service providers, although some service provider changes may occur as a result of the merger of Wells Fargo & Company and Norwest Corporation described below.

Large Company Service Providers:
--------------------------------
Investment Adviser to                       Norwest Investment Management, Inc.
  Large Company Portfolio
Subadviser to                               Peregrine Capital Management, Inc.
  Large Company Portfolio
Distributor                                 Forum Financial Services, Inc.
Administrator                               Forum Administrative Services, LLC
Custodian                                   Norwest Bank Minnesota, N.A.
Fund Accountant                             Forum Accounting Services, LLC
Transfer Agent                              Norwest Bank Minnesota, N.A.
Independent Auditors                        KPMG Peat Marwick LLP

Growth Stock Service Providers:
-------------------------------
Investment Adviser to
Growth Stock Portfolio                       Barclays Global Fund Advisors
Subadviser to
Growth Stock Portfolio                       Wells Fargo Bank, N.A..
Distributor                                  Stephens Inc.
Co-Administrators                            Stephens Inc. and Barclays Global
                                                Investors, N.A.
Sub-Administrator                            Investors Bank & Trust Company
Custodian                                    Investors Bank & Trust Company
Transfer Agent                               Investors Bank & Trust Company
Independent Auditors                         KPMG Peat Marwick LLP

               WELLS FARGO & COMPANY/NORWEST CORPORATION MERGER. Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the fourth quarter of 1998. The combined company will be called Wells Fargo & Company. Norwest and Peregrine have advised representatives of both Boards that the merger will not reduce the level or quality of advisory or other services they provide to Large Company Portfolio.

              ADVISORY, DISTRIBUTION AND OTHER FEES; EXPENSE RATIOS

               Large Company has higher investment advisory fees and a higher expense ratio than Growth Stock. In addition, A Shares of Large Company, unlike shares of Growth Stock, pay distribution fees. Each Fund indirectly bears a pro rata portion of the investment advisory fees paid by the Portfolio in which it invests.

               The annual investment advisory fee payable by Large Company Portfolio is 0.05% higher than that payable by Growth Stock Portfolio. Large Company Portfolio pays Norwest an investment advisory fee at an annual rate of 0.65% of average daily net assets, whereas Growth Stock Portfolio pays BGFA an investment advisory fee at an annual rate of up to 0.60% of average daily net assets.

               A Shares of Large Company have distribution fees of 0.10% of the average daily net assets of the class under a Rule 12b-1 distribution plan. These fees are paid out of the Fund's assets on an on-going basis.
Shares of Growth Stock do not have distribution fees.


     In addition, A Shares of Large Company are expected to have total operating expenses that, net of fee waivers and expense reimbursements, are approximately 0.44% higher annually than those of Growth Stock. Absent expense reimbursements and fee waivers, Large Company is expected to have total operating expenses that would be approximately 0.54% higher annually than those of Growth Stock. As discussed above, Large Company's fees and expenses, although higher than that of Growth Stock, are approximately at the mean for funds investing in a growth equity style.


               If shareholders approve the Consolidation, the A Shares of Large Company are expected to operate during the fiscal year ended May 31, 1999 at a total operating expense ratio of 1.20%. Absent expense reimbursements and fee waivers, the Fund would be expected to operate at a total operating expense ratio of 1.32%.

               During the fiscal year ended February 28, 1998, Growth Stock had a total operating expense ratio of 0.76%. Absent fee waivers, the total operating expense ratio of Growth Stock would have been 0.78%.

                COMPARISON OF PURCHASE AND REDEMPTION PROCEDURES
                               AND EXCHANGE RIGHTS

               Each Fund offers its shares on business days at their net asset value next determined after receipt of a purchase order in proper form. However, A Shares of Large Company, unlike shares of Growth Stock, have an initial sales charge. Large Company offers A Shares at their next-determined net asset value plus an initial sales charge of up to 5.50%. No sales charge applies to reinvestments of dividends or distributions of either Fund.

               There are several methods of lowering the initial sales charge on A Shares of Large Company. In some cases, the sales charge may be waived entirely. For example, Large Company does not have sales charges on purchases of A Shares by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code).

               Both Funds redeem shares on business days at net asset value next-determined after receipt of a redemption request in proper form. If you redeem A Shares of Large Company purchased at a reduced sales charge within two years of the purchase, you may pay a charge of up to 1.00% on the redemption.


                   Large Company will not assess any sales or redemption charges on the A Shares issued pursuant to the Consolidation.


               The shares of both Funds have exchange  privileges.  The exchange privileges differ in that shareholders of Large Company may exchange their shares for shares of other series of Norwest Trust, whereas shareholders of Growth Stock may exchange their shares for shares of other series of MasterWorks.

                       COMPARISON OF BUSINESS STRUCTURES

               The following information provides only a summary of the major differences between the organizational structure and governing documents of the Funds. Growth Stock is a series of MasterWorks, which is organized as a Maryland corporation. Large Company is a series of Norwest Trust, which is organized as a Delaware business trust. Accordingly, this information provides a summary of the major differences between MasterWorks, its Charter and By-Laws and Maryland law and Norwest Trust, its Trust Instrument and By-Laws and Delaware law. Copies of the Charter and By-Laws of MasterWorks and copies of the Trust Instrument and By-Laws of Norwest Trust are a part of each Fund's respective Registration Statement filed with the SEC.


               GENERAL. MasterWorks is organized as a Maryland corporation and is governed by its Charter, By-Laws and Maryland law. Norwest Trust is organized as a Delaware business trust and is governed by its Trust Instrument, By-Laws and Delaware law. The responsibilities, powers and fiduciary duties of the Directors of MasterWorks and the Trustees of Norwest Trust are substantially similar. Each Fund has procedures available to its respective shareholders for calling shareholders' meetings for the removal of Directors or Trustees.


               Pursuant to Maryland Law, any Director of MasterWorks may be removed, either with or without cause, at any meeting of shareholders duly called and at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast for the election of Directors. Pursuant to the Trust Instrument of Norwest Trust, Trustees may be removed from office at any meeting of the shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares.

               The Directors of MasterWorks and the Trustees of Norwest Trust, as applicable, are required to call a special meeting of shareholders when requested to do so in writing by shareholders owning at least one-tenth of the outstanding shares entitled to vote. Additionally, MasterWorks' special meetings can be called by the Chairman of the Board and certain officers and Norwest Trust's special meetings can be called by the Chairman of the Board or by any two other Trustees.

               Pursuant to the By-Laws of MasterWorks, a majority of the votes cast at a meeting of shareholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of votes cast is required by statute or by the Charter. The Charter of MasterWorks provides that, notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of any series of capital stock, or by the total number of such shares, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon.

               Except when a larger vote is required by law or by any provision of the Trust Instrument or By-Laws, Norwest Trust requires a majority of the shares voted in person at a meeting or by proxy to decide any question at a shareholder's meeting.

               Except as otherwise required by law, both MasterWorks and Norwest Trust require one-third of the shares entitled to vote on a matter to constitute a quorum for the transaction of business at a meeting of the shareholders of a Fund. Both MasterWorks and Norwest Trust can adjourn meetings by the majority vote of any lesser number than that sufficient for a quorum.


               SHARES. With respect to Growth Stock, MasterWorks has authorized capital stock of 100,000,000 shares of common stock, each having a par value of $.001 per share. With respect to Large Company, Norwest Trust has designated an unlimited number of shares of beneficial interest, each having no par value.


               LIABILITY OF DIRECTORS, TRUSTEES AND OFFICERS. Each of MasterWorks and Norwest Trust indemnifies its officers and Directors or Trustees, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.


               LIABILITY OF SHAREHOLDERS. Under Delaware law, shareholders of Norwest Trust would not be personally liable for the obligations of Norwest Trust and are entitled to the same limitation from personal liability extended to stockholders of private for-profit corporations. Under Maryland law, shareholders of Growth Stock have no personal liability for acts or obligations of MasterWorks or the Fund.

                           INFORMATION ABOUT THE FUNDS


               The Large Company Prospectus accompanying this Statement includes information about Large Company. The Large Company SAI is a part of the SAI. This Statement incorporates by reference the information about Large Company in the Large Company Prospectus and the SAI. You may obtain a copy of the SAI without charge by writing to Forum at Two Portland Square, Portland, Maine 04101 or by calling 1-207-879-1900.

               Information about Growth Stock is included in the Prospectus offering shares of Growth Stock dated June 30, 1998 (the "Growth Stock Prospectus"), and the Annual Report to Shareholders of Growth Stock for the fiscal year ended February 28, 1998, which are available upon request without charge from MasterWorks by writing to MasterWorks at 111 Center Street, Little Rock, Arkansas 72201 or by calling 1-888-204-3956. There is also a Statement of Additional Information dated June 30, l998 offering shares of Growth Stock that is part of the SAI. This Statement incorporates by reference the information about Growth Stock in the Growth Stock Prospectus and the SAI.


               The Funds file reports, proxy statements and other information with the SEC. You may inspect and copy these documents and other information at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You may also obtain copies of these materials from the Public Reference Branch, Office of Filings and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates or through the SEC's Website at www.sec.gov.

PROPOSAL TWO: APPROVAL OF A PLAN OF LIQUIDATION

               OVERVIEW. On September 16, 1998, the Board determined that, if the Consolidation is not approved by the shareholders of Growth Stock or is not consummated for any other reason, then an orderly liquidation of Growth Stock's assets would be in the best interests of Growth Stock and its shareholders. Accordingly, the MasterWorks Board approved the Liquidation Plan, which provides for the complete liquidation of Growth Stock. If only the Liquidation Plan is approved by the requisite shareholder vote, or if both Plans are approved but the Consolidation Plan cannot be consummated for any reason, MasterWorks will liquidate Growth Stock's assets at market prices and on such terms and conditions as MasterWorks shall determine to be reasonable and in the best interests of Growth Stock and its shareholders.


               REASONS FOR THE LIQUIDATION. Growth Stock is an actively managed fund that invests, through a Master Portfolio, primarily in growth-oriented, small- and medium-sized companies. Wells Fargo Bank, as investment subadviser, individually selects the Fund's investments and the Fund's portfolio turnover rate is high due to its active trading strategy. For the most part, MasterWorks' other funds, whose investments are managed by BGFA, seek to replicate certain indexes or pursue asset allocation strategies. Accordingly, Growth Stock does not fit within MasterWorks' core strategy. Because Growth Stock does not fit within this strategy, and because Growth Stock has experienced relative underperformance, investor demand for this Fund is not strong. The MasterWorks Board is concerned, therefore, that Growth Stock may not be viable on a long-term basis.

               At a MasterWorks Board meeting held on September 16, 1998, before approving the Liquidation Plan, the MasterWorks Board examined all factors that it considered relevant, including that Growth Stock's total return for the twelve months ended August 31, 1998, was -22.24%. The MasterWorks Board recognized that these returns, and the fact that Growth Stock does not fit within MasterWorks' core strategy, make Growth Stock unattractive to new investors. The Board, including all of the Directors who are not "interested persons" of Growth Stock (as that term is defined in the 1940 Act), concluded that a liquidation of Growth Stock was in the best interests of the Fund and its shareholders if the Consolidation with Large Company is not approved. The MasterWorks Board then unanimously adopted resolutions approving the Liquidation Plan and the implementation thereof, if the Consolidation is not approved by shareholders of Growth Stock or is not consummated for any other reason, declaring the proposed liquidation and dissolution advisable and directing that it be submitted to shareholders for consideration. Growth Stock will bear the costs associated with the Liquidation, but because of the co-administrators' assumption of all ordinary expenses of Growth Stock, the costs of the Liquidation will not cause an increase in Growth Stock's expense ratio.


               The MasterWorks Board determined that the Consolidation is preferable to the Liquidation but that the Liquidation is preferable to the continued operation of Growth Stock. Accordingly, if both the Consolidation and the Liquidation are approved by shareholders (assuming all closing conditions are satisfied), the Consolidation will be consummated. The Board is recommending approval of the Liquidation Plan as a "fall-back" in case the Consolidation is not approved or is not consummated for any other reason.


               The liquidation of the assets and termination of Growth Stock will have the effect of permitting Growth Stock's shareholders to invest the liquidation proceeds in investments of their choice.


               In  the  event  that  the   shareholders   do  not   approve  the
Consolidation or the Liquidation Plan, the Board will analyze other alternatives for Growth Stock.

               PLAN OF LIQUIDATION OF GROWTH STOCK. The Liquidation Plan provides for the complete liquidation of all of the assets of Growth Stock. If the Consolidation is not approved or is not consummated for any reason, and the Liquidation Plan is approved, BGFA and Wells Fargo will liquidate Growth Stock's assets on such terms and conditions as BGFA and Wells Fargo determine to be reasonable and in the best interests of Growth Stock and its shareholders.

               LIQUIDATION VALUE. If the Liquidation Plan is implemented, as soon as practicable after the sale of all of Growth Stock's portfolio securities and the payment of all of Growth Stock's known liabilities and obligations, each Growth Stock shareholder will receive a distribution in an amount equal to the Growth Stock's remaining assets, plus previously declared and unpaid dividends and distributions (the "Liquidation Distribution").


                   FEDERAL INCOME TAX CONSEQUENCES. The following summary provides general information concerning the federal income tax consequences to Growth Stock of the liquidation and dissolution pursuant to the provisions of the Liquidation Plan. This summary also discusses the federal income tax consequences to the shareholders of the receipt of the Liquidation Distribution pursuant to the Liquidation Plan. This discussion, however, addresses only some federal tax considerations. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local, or foreign taxes.

         As discussed above, Growth Stock invests all of its assets into a corresponding Master Portfolio of MSIT and, pursuant to the Liquidation Plan, will liquidate its assets by selling its investments. Growth Stock has qualified as a "regulated investment company" under the Code and expects to continue to so qualify until the Consolidation or Liquidation. As a regulated investment company, Growth Stock will be relieved of federal income tax liability on any gain resulting from the sale of its investments under the Liquidation Plan, provided that it distributes all of such gain to its shareholders. Since Growth Stock will distribute all of the proceeds realized by it on sale of its investments, Growth Stock expects that it will not be taxed on any gain resulting from the Liquidation Plan.

                   The receipt by shareholders of the Liquidation Distribution pursuant to the Plan will, however, be treated as a sale of Growth Stock shares and, for shareholders who hold their shares in a taxable account, will result in a taxable capital gain or loss, depending on the amount of the Liquidation Distribution received for the shares and the cost of the shares.

             A shareholder may be subject to a 31% withholding tax ("backup withholding") on the proceeds received pursuant to the Liquidation Plan if the shareholder has failed to certify that the Taxpayer Identification Number ("TIN") provided by the shareholder is correct and that he or she is not subject to backup withholding, or if the IRS notifies MasterWorks that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return.


               LIQUIDATION  DISTRIBUTION.  At present,  the date on which Growth
Stock will be liquidated and on which Growth Stock will pay Liquidation Distributions to its shareholders is uncertain, but it is anticipated that if the Liquidation Plan is implemented, such liquidation would occur on or about December 11, 1998 (the "Liquidation Date"). Shareholders holding Growth Stock shares as of the close of business on the Liquidation Date will receive their Liquidation Distribution on or soon after the Liquidation Date without any further action on their part.

               All shareholders will continue to have the right to redeem their shares of Growth Stock at any time prior to the Consolidation or the Liquidation. Therefore, a shareholder may redeem shares in accordance with redemption procedures set forth in Growth Stock's current Prospectuses and Statement of Additional Information without waiting for Growth Stock to take any action. Growth Stock does not impose any redemption charges.


THE MASTERWORKS BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED LIQUIDATION OF ASSETS AND DISSOLUTION OF THE FUND PURSUANT TO THE PROVISIONS OF THE LIQUIDATION PLAN.



                               VOTING INFORMATION


               The Board of Directors of Growth Stock is  soliciting  your proxy for the Special Meeting of Shareholders to be held on November 24, 1998 (the "Meeting"), at the principal office of MasterWorks at 111 Center Street, Little Rock, Arkansas, 72201, at 11:00 a.m., Central time, and at all adjournments thereof. You may revoke a proxy at any time at or before the Meeting by giving notice to the Secretary of MasterWorks, at 111 Center Street, Little Rock, Arkansas, 72201, by signing another proxy of a later date or by personally voting at the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon. In the absence of a specification, valid proxies will be voted for approval of the Consolidation Plan and the Liquidation Plan. If Growth Stock's shareholders approve the Consolidation Plan, Norwest Trust and MasterWorks will deem that approval to constitute approval by Growth Stock's shareholders of a temporary amendment to any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon Growth Stock holding shares of Large Company prior to distributing the shares to the shareholders of Growth Stock in accordance with the Consolidation Plan. If you wish for Growth Stock to liquidate rather than consolidate, you should vote for the Liquidation Plan and against the Consolidation Plan.


               Approval of the Consolidation Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Growth Stock. Approval of the Liquidation Plan also requires the affirmative vote of the holders of a majority of the outstanding shares of Growth Stock. If Growth Stock shareholders approve both the Consolidation Plan and the Liquidation Plan, MasterWorks and Norwest Trust will proceed with the Consolidation, even if a larger proportion of shareholders approve the Liquidation Plan than approve the Consolidation Plan.

               You may vote at the Meeting or any adjournments thereof if you held shares of record of Growth Stock at the close of business on October 9, 1998 (the "Record Date"). The holders of one-third of the shares outstanding of Growth Stock at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for purposes of voting on the proposals at the Meeting.

               The election inspectors will count your vote at the Meeting if cast by proxy or in person. The election inspectors will count:

      *   votes  cast  "for"  approval  of  a  proposal  to  determine   whether
          sufficient affirmative votes have been cast;

      * shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Meeting;

      *   an abstention on a proposal as a vote against the proposal; and

      * a broker non-vote as a share present for purposes of determining whether a quorum is present but not as a vote for or against any adjournment or as a vote cast for purposes of determining whether sufficient votes have been received to approve a proposal.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority. Dissenting shareholders do not have any appraisal rights in connection with the Consolidation.


         Each share held entitles you to one vote. A fractional share entitles you to a proportionate fractional vote. As of the Record Date, Growth Stock had 13,691,788.879 shares outstanding.


         In the event that MasterWorks does not receive sufficient votes in favor of either of the proposals set forth in the Notice of Special Meeting by the time scheduled for the Meeting, the persons named as proxies may authorize one or more adjournments of the Meeting with respect to that proposal to permit further solicitation of proxies with respect to that proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of the adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

         Norwest Trust is not soliciting votes of Large Company's shareholders in connection with the Consolidation, since their approval or consent is not necessary for the consummation of the Consolidation.

         In addition to the solicitation of proxies by mail or expedited delivery service, the Board of Directors of MasterWorks and employees and agents of SCC and Barclays Global Investors, N.A. may solicit proxies in person or by telephone. Persons holding shares as nominees will be reimbursed upon request for their reasonable expenses in sending soliciting material to their principals. MasterWorks has engaged the proxy solicitation firm of Shareholder Communication Corp. which, for its solicitation services, will receive a fee estimated at $3,000 to $5,000, including reimbursement of out of pocket expenses.

         SHARE OWNERSHIP. As of September 1, 1998, the officers and Trustees of Norwest Trust as a group beneficially owned less than one percent of each class of Large Company's outstanding shares. As of September 1, 1998, to the knowledge of Norwest Trust, no person owned of record or beneficially five percent or more of the outstanding shares of the Large Company. As of September 1, 1998, to the knowledge of MasterWorks, the following persons owned of record or beneficially, five percent or more of the outstanding shares of Growth Stock:

                     NAME AND ADDRESS                                               PERCENTAGE             NATURE OF
NAME OF FUND         OF SHAREHOLDER                                                  OF FUND               OWNERSHIP
------------         --------------                                                  -------               ---------
Growth Stock Fund    Fidelity Investments Institutional Operations                    10.33%                Record
                     Co. As Agent for Employee Benefit Plans
                     100 Magellan Way
                     Covington, KY 41015

                     Wells Fargo Bank                                                 80.50%                Record
                     401(K) MasterWorks Omnibus Account
                     420 Montgomery Street
                     San Francisco, CA 94104



    THE BOARD OF DIRECTORS OF MASTERWORKS UNANIMOUSLY RECOMMENDS APPROVAL OF
        THE CONSOLIDATION PLAN AND, IN ORDER TO ENSURE THAT GROWTH STOCK WILL BE LIQUIDATED IF THE CONSOLIDATION DOES NOT OCCUR, APPROVAL
                            OF THE LIQUIDATION PLAN.

EXHIBIT A - AGREEMENT AND PLAN OF CONSOLIDATION



                                  AGREEMENT AND

                                     PLAN OF

                                  CONSOLIDATION

                                     FOR THE

                                GROWTH STOCK FUND

                            OF MASTERWORKS FUNDS INC.

                                     AND THE

                            LARGE COMPANY GROWTH FUND

                           OF NORWEST ADVANTAGE FUNDS




                                OCTOBER __, 1998

         This AGREEMENT AND PLAN OF CONSOLIDATION (the "Plan") is made as of this _____ day of October, 1998, by and among MasterWorks Funds Inc. ("MasterWorks"), a Maryland corporation, for itself and on behalf of the Growth Stock Fund (the "GS Fund"), Managed Series Investment Trust ("MSIT"), a Delaware business trust, for itself and on behalf of the Growth Stock Master Portfolio (the "GS Master Portfolio") in which the GS Fund invests and Norwest Advantage Funds ("Norwest Trust"), a Delaware business trust, for itself and on behalf of the Large Company Growth Fund (the "LCG Fund").


         WHEREAS, each of MasterWorks, MSIT and Norwest Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"); and


         WHEREAS, the GS Fund pursues its investment objective by investing substantially all of its assets in the GS Master Portfolio and the LCG Fund pursues its investment objective by investing substantially all of its assets in the Large Company Growth Portfolio, a series of Core Trust (Delaware), a Delaware business trust;

         WHEREAS, the parties desire that the assets and liabilities of the GS Fund be conveyed to, and be acquired and assumed by, the LCG Fund, in exchange for shares of equal value of the LCG Fund which shall thereafter promptly be distributed to the shareholders of the GS Fund in connection with its liquidation as described in this Plan (the "Consolidation"); and

         WHEREAS, the parties intend that the Consolidation qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the LCG Fund and GS Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Consolidation.


         NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

         1.     Conveyance of Assets of GS Fund.

                (a) MasterWorks agrees to endeavor to pay or make reasonable provision to pay all of the liabilities, expenses, costs and charges of the GS Fund that are known to MasterWorks and that are due and payable as of the Closing Date (as defined in Section 9) on or prior to such date.

                (b) At the Effective  Time of the  Consolidation  (as defined in
Section 9), all assets of every kind, and all interests, rights, privileges and powers of the GS Fund, whether or not determinable at the Effective Time of the Consolidation and wherever located, subject to all the liabilities of the GS Fund as of the Effective Time of the Consolidation (the "Fund Assets"), shall be assigned, transferred, delivered and conveyed by the GS Fund to the LCG Fund and shall be accepted and assumed by the LCG Fund, as more particularly set forth in this Plan, such that at and after the Effective Time of the Consolidation (i) all assets of the GS Fund at or after the Effective Time of the Consolidation shall become and be the assets of the LCG Fund and (ii) all liabilities of the GS Fund shall attach to the LCG Fund, enforceable against the LCG Fund to the same extent as if initially incurred by it.

                (c) It is understood and agreed that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued), contract rights and receivables (including dividend and interest receivables) owned by the GS Fund, and any deferred or prepaid expenses shown as an asset on the GS Fund's books, and that the liabilities of the GS Fund shall include all liabilities, whether known or unknown, accrued or unaccrued, absolute or contingent, in all cases, existing at the Effective Time of the Consolidation.

                (d) The GS Master Portfolio will liquidate the GS Fund's interest in the GS Master Portfolio through an in-kind redemption, effective at or before the Effective Time of the Consolidation, so that the Fund Assets will consist primarily of the portfolio securities held by the GS Master Portfolio immediately before the Effective Time of the Consolidation.

                (e) At least fifteen (15) business days prior to the Closing Date, the GS Master Portfolio will provide to the LCG Fund a list of the GS Master Portfolio's securities and other assets and known liabilities (the "Assets List"). It is understood and agreed that the GS Master Portfolio may sell any of the securities or other assets shown on the Assets List prior to the Effective Time of the Consolidation but, from and after the date the Assets List is provided, will not, without the prior approval of the LCG Fund, acquire any additional securities other than securities which Norwest Trust has determined to be consistent with the investment objective, policies and restrictions of the LCG Fund or permit to exist any encumbrances, rights, restrictions or claims not reflected on the Assets List. At least ten (10) business days prior to the Closing Date, the LCG Fund will advise the GS Master Portfolio of any investments of the GS Master Portfolio shown on the Assets List that Norwest Trust has determined are not consistent with the investment objective, policies and restrictions of the LCG Fund. If requested by Norwest Trust, the GS Master Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the GS Master Portfolio's own investment objectives, policies and restrictions. In addition, if Norwest Trust determines that the portfolios of the GS Master Portfolio and the LCG Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the LCG Fund, the GS Master Portfolio, if requested by Norwest Trust, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Consolidation, to the extent practicable and consistent with applicable legal requirements, including the GS Master Portfolio's own investment objectives, policies and restrictions.

                (f) MasterWorks shall assign, transfer, deliver, and convey the Fund Assets to the LCG Fund on the following basis:

                      (1) In exchange for the transfer of the Fund Assets, the LCG Fund shall simultaneously issue to the GS Fund at the Effective Time of the Consolidation full and fractional A Shares of beneficial interest in the LCG Fund having an aggregate net asset value equal to the net value of the Fund Assets so conveyed, all determined as provided in this Plan. In this regard, the number of full and fractional shares of the LCG Fund delivered to the GS Fund shall be determined by dividing the net value of the Fund Assets, computed in the manner and as of the time and date set forth in this Plan, by the net asset value of one LCG Fund A Share, computed in the manner and as of the time and date set forth in this Plan.


                      (2) The net asset value of shares to be delivered by the LCG Fund, and the net value of the Fund Assets to be conveyed by the GS Fund, shall, in each case, be determined as of the Valuation Time (as defined in Section 3). Each party shall make all computations to the fourth decimal place or such other decimal place as the parties may agree. Norwest Trust shall compute the net asset value of A Shares of the LCG Fund and the net value of the Fund Assets in accordance with its then current valuation procedures.


                      (3) MasterWorks shall transfer the Fund Assets to the LCG Fund's custodian, for the account of the LCG Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with any required signature guarantees, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and rights pertaining thereto) to the custodian for the account of the LCG Fund free and clear of all liens, encumbrances, rights, restrictions and claims, except those specifically identified to the LCG Fund's custodian and disclosed on the Assets List. All cash transferred shall be in the form of immediately available funds payable to the order of the LCG Fund's custodian for the account of the LCG Fund.

         2.  Liquidation  of GS Fund,  Registration  of  Shares  and  Access  to
Records.

                (a) At the  Effective  Time  of the  Consolidation,  the GS Fund
shall  make  a  liquidating   distribution  to  its   shareholders  as  follows:
Shareholders of record of the GS Fund shall be credited with full and fractional shares of the A Shares of beneficial interest that are issued by the LCG Fund in connection with the Consolidation corresponding to the GS Fund shares that are held of record by the shareholder at the Effective Time of the Consolidation. Each such shareholder also shall have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Consolidation with respect to the GS Fund shares that are held of record by the shareholder at the Effective Time of the Consolidation. Norwest Trust shall record on its books the ownership of the respective LCG Fund shares by such shareholders. All of the issued and outstanding shares of the GS Fund at the Effective Time of the Consolidation shall be redeemed and canceled on the books of MasterWorks at such time. Norwest Trust shall issue certificates representing LCG Fund shares in accordance with the then current LCG Fund prospectuses; provided, however, that Norwest Trust shall issue certificates representing LCG Fund shares to replace certificates representing GS Fund shares only upon the surrender of the certificates representing GS Fund shares. As soon as reasonably possible after the Effective Time of the Consolidation, MasterWorks shall wind up the affairs of the GS Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to the GS Fund, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the GS Fund in accordance with all applicable laws.

                (b) If a request shall be made for a change of the registration of shares of LCG Fund to a person other than the shareholder in which the name of the shares are registered in the records of the GS Fund, it shall be a condition of such registration of shares that there be furnished to the LCG Fund an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer and, if any of such shares are outstanding in certificated form, the certificate representing such shares, and that the person requesting such registration shall pay to the LCG Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Norwest Trust that such tax has been paid or is not applicable.

                (c) At and after the Closing Date, MasterWorks shall provide Norwest Trust and its transfer agent with immediate access to (a) all records containing the names, addresses and taxpayer identification numbers of all of the GS Fund's shareholders and the number and percentage ownership of the outstanding GS Fund shares owned by each shareholder of the GS Fund, all as of the Effective Time of the Consolidation, and (b) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the GS Fund's shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding.

         3. Valuation Time. The "Valuation Time" shall be the time as of which the net asset value of shares of each of the GS Fund and the LCG Fund is determined pursuant to Norwest Trust's valuation procedures on the Closing Date or such earlier or later time as may be mutually agreed to in writing by the parties hereto.

         4. Certain Representations, Warranties and Agreements of MasterWorks. MasterWorks, on behalf of itself and, where appropriate, the GS Fund, represents and warrants to, and agrees with, Norwest Trust and MSIT as follows:

                (a) MasterWorks is a corporation duly created, validly existing and in good standing under the laws of the State of Maryland. MasterWorks is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                (b) MasterWorks has the power to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein, and has all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A and to consummate the transactions contemplated herein.

                (c) The execution and delivery of the Plan and the transactions contemplated herein have been duly authorized by the Board of Directors of
MasterWorks.  The  Plan has  been  executed  and  delivered  by duly  authorized
officers  of  MasterWorks,   and  represents  a  valid  and  binding   contract,
enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referred to in Section 8, the consummation of the transactions contemplated by this Plan will not, violate MasterWorks' Amended and Restated Articles of Incorporation or By-Laws or any material agreement, obligation, decree or arrangement to which it is a party or by which it or its properties or assets are bound. Except for the approval of shareholders of the GS Fund, no other action by MasterWorks is necessary to authorize its officers to effectuate this Plan and the transactions contemplated herein.


                (d) The GS Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.


                (e) MasterWorks has valued, and will continue to value, the portfolio securities and other assets of the GS Fund in accordance with applicable legal requirements.

                (f) The materials included within the Form N-14 Registration Statement (the "N-14 Registration Statement") from its effective date with the SEC, through the time of the shareholders meeting referred to in Section 8 and the Effective Time of the Consolidation, insofar as they relate to MasterWorks and the GS Fund: (i) shall comply in all material respects with the applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

                (g) All of the issued and outstanding shares of the GS Fund have been duly authorized and validly issued and are validly outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any GS Fund shares, nor are there any securities convertible into GS Fund shares.

                (h) MasterWorks shall operate the business of the GS Fund in the ordinary course between the date hereof and the Effective Time of the Consolidation, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Consolidation.

                (i) At the Effective Time of the Consolidation, the GS Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, transfer, deliver and convey such assets.

                (j) The financial statements of the GS Fund for the year ended February 28, 1998, which are audited (the "GS Fund Financial Statements"), copies of which have been previously delivered to Norwest Trust and MSIT, fairly present the financial position of the GS Fund as of the date thereof and the results of its operations and changes in its net assets for the periods indicated and are in accordance with generally accepted accounting principles consistently applied.

                (k) To the knowledge of MasterWorks, there are no liabilities of the GS Fund, whether or not determined or determinable, other than the liabilities disclosed or provided for in the GS Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to February 28, 1998 or otherwise previously disclosed in writing to Norwest Trust and MSIT.


                (l) To the knowledge of MasterWorks, there are no claims, actions, suits, investigations or proceedings of any type pending against the GS Fund or its assets or businesses. In addition, to the knowledge of MasterWorks, there are no claims, actions, suits, investigations or proceedings of any type threatened against the GS Fund or its assets or businesses that would materially adversely affect the GS Fund or its assets or businesses or which would prevent or hinder consummation of the transactions contemplated herein. MasterWorks does not have knowledge of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the GS Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. The GS Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.


                (m) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, MasterWorks, on behalf of the GS Fund, is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

                (n) The federal income tax returns of the GS Fund, copies of which have been previously delivered to Norwest Trust and MSIT, have been filed for all taxable years to and including the taxable year ended February 28, 1998, and all taxes payable pursuant to such returns have been paid. To the best of MasterWorks' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. The federal income tax return of GS Fund for the taxable year ended February 28, 1999 will be filed, and any taxes payable pursuant thereto will be paid, on or before their due date, as the same may be properly extended.


                (o) Since February 28, 1998, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the GS Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.


         5. Certain Representations, Warranties and Agreements of MSIT. MSIT, on behalf of itself and, where appropriate, the GS Master Portfolio, represents and warrants to, and agrees with, MasterWorks and Norwest Trust as follows:

                (a) MSIT is a business trust, duly created, validly existing and in good standing under the laws of the State of Delaware. MSIT is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                (b) MSIT has the power to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein, and has all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A and to consummate the transactions contemplated herein.


                (c) The execution and delivery of the Plan have been duly authorized by the Board of Trustees of MSIT. The Plan has been executed and delivered by duly authorized officers of MSIT, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust (as amended) or By-Laws of MSIT or any material agreement, obligation, decree or arrangement to which it is a party or by which it or its properties or assets are bound. No other action by MSIT is necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein.

                (d) MSIT has qualified the GS Master Portfolio as a partnership under the Code, since its inception and the GS Master Portfolio will continue to so qualify through the Effective Time of the Consolidation.


                (e) MSIT has valued, and will continue to value, the portfolio securities and other assets of the GS Master Portfolio in accordance with applicable legal requirements.

                (f) The materials included within the N-14 Registration Statement from its effective date with the SEC, through the time of the shareholders meeting referred to in Section 8 and the Effective Time of the Consolidation, insofar as they relate to MSIT, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and
(ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

                (g) All of the issued and outstanding interests in the GS Master Portfolio have been duly authorized and validly issued and are validly outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws, or available exemptions therefrom. There are no outstanding options, warrants or other rights to subscribe for or purchase any interests in the GS Master Portfolio, nor are there any securities convertible into interests in the GS Master Portfolio.

                (h) MSIT shall operate the business of the GS Master Portfolio in the ordinary course between the date hereof and the Effective Time of the Consolidation. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Consolidation.

                (i) The financial statements of the GS Master Portfolio for the year ended February 28, 1998, which are audited (the "GS Master Portfolio Financial Statements"), copies of which have been previously delivered to MasterWorks and Norwest Trust, fairly present the financial position of the GS Master Portfolio as of the date thereof and the results of its operations and changes in its net assets for the periods indicated and are in accordance with generally accepted accounting principles consistently applied.

                (j) To the knowledge of MSIT, there are no liabilities of the GS Master Portfolio, whether or not determined or determinable, other than the liabilities disclosed or provided for in the GS Master Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to February 28, 1998 or otherwise previously disclosed in writing to MasterWorks and Norwest Trust.


                (k) To the knowledge of MSIT, there are no claims, actions, suits, investigations or proceedings of any type pending against the GS Master Portfolio or its assets or businesses. In addition, to the knowledge of MSIT, there are no claims, actions, suits, investigations or proceedings of any type threatened against the GS Master Portfolio or its assets or businesses that would materially adversely affect the GS Master Portfolio or its assets or businesses or which would prevent or hinder consummation of the transactions contemplated herein. MSIT is not aware of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the GS Master Portfolio. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. The GS Master Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.


                (l) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, MSIT, on behalf of the GS Master Portfolio, is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

                (m) The federal income tax returns of the GS Master Portfolio, copies of which have been previously delivered to MasterWorks and Norwest Trust, have been filed for all taxable years to and including the taxable year ended February 28, 1998, and all taxes payable pursuant to such returns have been paid. To the best of MSIT's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. The federal income tax return of the GS Master Portfolio for the taxable year ended February 28, 1999 will be filed, and any taxes payable pursuant thereto will be paid, on or before their due date, as the same may be properly extended.


                (n) Since February 28, 1998, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the GS Master Portfolio. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.


         6. Certain Representations, Warranties and Agreements of Norwest Trust. Norwest Trust, on behalf of itself and, where appropriate, the LCG Fund, represents and warrants to, and agrees with MasterWorks and MSIT as follows:

                (a) Norwest Trust is a business trust duly formed, legally existing and in good standing under the laws of the State of Delaware. Norwest Trust is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

                (b) Norwest Trust has the power to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein, and has all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A and to consummate the transactions contemplated herein.

                (c) The execution and delivery of the Plan have been duly authorized by the Board of Trustees of Norwest Trust. The Plan has been executed and delivered by duly authorized officers of Norwest Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Trust Instrument or By-Laws of Norwest Trust or any material agreement, obligation, decree or arrangement to which it is a party or by which it or its properties or assets are bound. No other action by Norwest Trust is necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein.

                (d) The LCG Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

                (e) Norwest Trust has valued, and will continue to value, the portfolio securities and other assets of the LCG Fund in accordance with applicable legal requirements.

                (f) The N-14 Registration Statement, including the proxy materials contained therein, from its effective date with the SEC through the time of the shareholders meeting referred to in Section 8 and at the Effective Time of the Consolidation, insofar as it relates to Norwest Trust, the LCG Fund, the core portfolio in which the LCG Fund invests, or the A Shares of the LCG Fund to be issued pursuant thereto (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

                (g) The shares of the LCG Fund to be issued and delivered to the GS Fund for the account of the shareholders of the GS Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Consolidation and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the LCG Fund shall have any preemptive right of subscription or purchase in respect thereto.

                (h) All of the issued and outstanding shares of the LCG Fund have been duly authorized and validly issued and are validly outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any LCG Fund shares, nor are there any securities convertible into LCG Fund shares.

                (i) Norwest Trust shall operate the business of the LCG Fund in the ordinary course between the date hereof and the Effective Time of the Consolidation. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Consolidation.

                (j) The financial statements of the LCG Fund for the year ended May 31, 1998, which are audited (the "LCG Fund Financial Statements"), copies of which have been previously delivered to MasterWorks and MSIT, fairly present the financial position of the LCG Fund as of the date thereof and the results of its operations and changes in its net assets for the periods indicated and are in accordance with generally accepted accounting principles consistently applied.

                (k) To the knowledge of Norwest Trust, there are no liabilities of the LCG Fund, whether or not determined or determinable, other than the liabilities disclosed or provided for in the LCG Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to May 31, 1998 or otherwise previously disclosed in writing to MasterWorks and MSIT.


                (l) To the knowledge of Norwest Trust, there are no claims, actions, suits, investigations or proceedings of any type pending against the LCG Fund or its assets or businesses. In addition, to the knowledge of Norwest Trust, there are no claims, actions, suits, investigations or proceedings of any type threatened against the LCG Fund or its assets or businesses that would materially adversely affect the LCG Fund or its assets or businesses or which would prevent or hinder consummation of the transactions contemplated herein. Norwest Trust does not have knowledge of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the LCG Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. The LCG Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.


                (m) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, Norwest Trust, on behalf of the LCG

Fund, is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

                (n) The federal income tax returns of the LCG Fund, copies of which have been previously delivered to MasterWorks and MSIT, have been filed for all taxable years to and including the taxable year ended May 31, 1998, and all taxes payable pursuant to such returns have been paid. To the best of Norwest Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. The federal income tax return of the LCG Fund for the taxable year ended May 31, 1999 will be filed, and any taxes payable pursuant thereto will be paid, on or before their due date, as the same may be properly extended.


                (o) Since May 31, 1998, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the LCG Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.


         7. Regulatory Filings. Norwest Trust has prepared and filed, or will promptly prepare and file, an N-14 Registration Statement, which shall include all proxy materials required in connection with the GS Fund shareholder approval referenced in Section 8, with the SEC and, where required, with appropriate state securities regulatory authorities.

         8. Shareholder Action. As soon as practicable after the effective date of the N-14 Registration Statement, MasterWorks shall hold meeting(s) of the shareholders of the GS Fund for the purpose of considering and voting upon:

                (a) approval of this Plan and the Consolidation contemplated hereby; and

                (b) such other matters as may be determined by the Board of Directors of MasterWorks.

         9. Closing Date, Effective Time of the Consolidation. The "Closing Date" shall be December 11, 1998, or such earlier or later date as may be mutually agreed in writing by the parties hereto. Delivery of the Fund Assets and the shares of the LCG Fund to be issued pursuant to Section 1 and the liquidation of the GS Fund pursuant to Section 2 shall occur on the day following the Closing Date, whether or not such day is a business day, or on such other date, and at such place and time, as may be mutually agreed in writing, by the parties hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Consolidation." To the extent any Fund Assets are, for any reason, not transferred to the LCG Fund's custodian at the Effective Time of the Consolidation, MasterWorks shall cause such Fund Assets to be transferred to the LCG Fund's custodian in accordance with this Plan at the earliest practicable date thereafter.

         10. Conditions to MasterWorks and MSIT Obligations. The obligations of MasterWorks and MSIT hereunder shall be subject to the following conditions precedent:

                (a) This Plan and the Consolidation shall have been approved by the Board of Trustees of Norwest Trust and by a majority of the shareholders of the GS Fund in the manner required by applicable law and this Plan.

                (b) All representations and warranties of Norwest Trust made in this Plan shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Consolidation.

                (c) Norwest Trust shall have delivered to MasterWorks a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MasterWorks and dated as of the Closing Date, to the effect that the representations and warranties of Norwest Trust in this Plan are true and correct at and as of the Valuation Time and that it has approved the Fund Assets as being consistent with its investment objectives, policies and restrictions and that the Fund Assets may otherwise be lawfully acquired by the LCG Fund.

                (d) MasterWorks shall have received an opinion of Seward & Kissel, as counsel to Norwest Trust, in a form reasonably satisfactory to MasterWorks and dated as of the Closing Date, substantially to the effect that
(i) Norwest Trust is a business trust duly formed and legally existing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act; (ii) the shares of the LCG Fund to be delivered to the GS Fund as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Norwest Trust;
(iii) this Plan has been duly authorized, executed and delivered by Norwest Trust, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding whether at law or in equity; (iv) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Trust Instrument or By-Laws of Norwest Trust or any material contract known to such counsel to which Norwest Trust is a party or by which it is bound; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Norwest Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, such as may be required under state securities laws, such as may be required subsequent to the Effective Time of the Consolidation and such as where the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the LCG Fund. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to MasterWorks.

                (e)  MasterWorks  shall  have  received  an  opinion of Seward &
Kissel addressed to Norwest Trust and MasterWorks in a form reasonably satisfactory to them, and dated as of the Closing Date, with respect to the matters specified in Subsection 11(h).

                (f) MasterWorks shall have received (i) a memorandum addressed to Norwest Trust and MasterWorks, in a form reasonably satisfactory to them, prepared by Forum Administrative Services, LLC, or another person approved by the parties, concerning the registration of shares to be issued by Norwest Trust pursuant to this Plan under applicable state securities laws or the exemption from registration under such laws, and (ii) assurance reasonably satisfactory to it that all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Plan have been obtained.

                (g) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of Norwest Trust, contemplated by the SEC.

                (h) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

                (i) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Plan under
Section 25(c) of the 1940 Act.

                (j) Norwest Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Consolidation.

                (k) MasterWorks shall have received from Norwest Trust a duly executed instrument whereby the LCG Fund assumes all of the liabilities of GS Fund.

                (l) MasterWorks shall have received a letter from KPMG Peat Marwick LLP addressed to Norwest Trust and MasterWorks in a form reasonably satisfactory to them, and dated as of the Closing Date, to the effect that on the basis of limited procedures as agreed to by Norwest Trust and MasterWorks and described in such letter (but not an examination in accordance with generally accepted auditing standards) (i) nothing came to their attention that caused them to believe that the unaudited pro forma financial statements included in the N-14 Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not properly been applied to the historical amounts in the compilation of those amounts, (ii) the data used in the calculation of the current and pro forma expense ratios of the GS Fund and the LCG Fund appearing in the N-14 Registration Statement, including the proxy materials, agree with the underlying accounting records of the GS Fund and the LCG Fund, as appropriate, or to written estimates provided by officers of Norwest Trust or MasterWorks, as appropriate, having responsibility for financial and reporting matters and were found to be mathematically correct, and
(iii) the information relating to the GS Fund and the LCG Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars has been obtained from the accounting records of the GS Fund or the LCG Fund, as appropriate, or from schedules prepared by officers of Norwest Trust or MasterWorks, as appropriate, having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

                (m) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the LCG Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the LCG Fund shareholders substantially all of its investment company taxable income earned prior to the Closing Date and substantially all of its net capital gain realized prior to such date.

                (n) No party shall have terminated this Plan pursuant to Section 13 hereof.

                (o) Each of MasterWorks and MSIT shall have received such further assurances, including, but not limited to, further assurances from Norwest Trust or any other person, concerning the performance of its obligations hereunder and the consummation of the Consolidation as it shall deem necessary, advisable or appropriate.

         11.  Norwest  Trust  Conditions.   The  obligations  of  Norwest  Trust
hereunder shall be subject to the following conditions precedent:

                (a) This Plan and the Consolidation shall have been approved by the Board of Trustees of MSIT, the Board of Directors of MasterWorks and by a majority of the shareholders of the GS Fund in the manner required by applicable law and this Plan.

                (b) MSIT shall have delivered to Norwest Trust a statement of assets and liabilities of the GS Master Portfolio, showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Time, certified by the Treasurer or Assistant Treasurer of MSIT as having been prepared in accordance with generally accepted accounting principles consistently applied. The statement of assets and liabilities shall indicate which assets, if any, are or, after the Consolidation, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the 1933 Act) and which assets, if any, are not readily marketable.

                (c)  MasterWorks  shall  have duly  executed  and  delivered  to
Norwest Trust such bills of sale, assignments, certificates and other instruments of transfer (the "Transfer Documents") as Norwest Trust may deem necessary or desirable to transfer all of the GS Fund's right, title and interest in and to the Fund Assets.

                (d) All representations and warranties of MasterWorks and MSIT made in this Plan shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Consolidation.

                (e) Each of MasterWorks and MSIT shall have delivered to Norwest Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Norwest Trust and dated as of the Closing Date, to the effect that the representations and warranties of MasterWorks or MSIT, as appropriate, in this Plan are true and correct at and as of the Valuation Time.

                (f) Norwest Trust shall have received an opinion of Morrison & Foerster LLP, as counsel to MasterWorks, in a form reasonably satisfactory to Norwest Trust and dated as of the Closing Date, substantially to the effect that
(i) MasterWorks is a corporation duly established and validly existing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act; (ii) this Plan and the Transfer Documents have been duly authorized, executed and delivered by MasterWorks and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Articles of Incorporation or By-Laws of MasterWorks or any material contract known to such counsel to which MasterWorks is a party or by which it is bound; (iv) the only shareholder approvals required with respect to the consummation of the transactions contemplated by this Plan are the approval of a majority of the shareholders of the GS Fund; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by MasterWorks of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, such as may be required under state securities laws, such as may be required subsequent to the Effective Time of the Consolidation and such as where the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the GS Fund. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Norwest Trust.


                (g) Norwest Trust shall have received an opinion of Morrison & Foerster LLP, as counsel to MSIT, in a form reasonably satisfactory to Norwest Trust and dated as of the Closing Date, substantially to the effect that (i) MSIT is a business trust duly created and validly existing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act; (ii) this Plan has been duly authorized, executed and delivered by MSIT and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors rights generally and to court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust (as amended) or By-Laws of MSIT or any material contract known to such counsel to which MSIT is a party or by which it is bound; and (iv) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by MSIT of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts and such as may be required under state securities laws, such as may be required subsequent to the Effective Time of the Consolidation and such as where failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the GS Master Portfolio. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Norwest Trust.

                (h) Norwest Trust shall have received an opinion of Seward & Kissel addressed to Norwest Trust and MasterWorks in a form reasonably satisfactory to them, based upon representations made in certificates provided by Norwest and MasterWorks, their affiliates and/or principal shareholders and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes: (i) the transfer by the GS Fund of all of the Fund Assets to the LCG Fund in exchange for shares of the LCG Fund, and the distribution of such shares to the shareholders of the GS Fund, as provided in this Plan, should constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and the LCG Fund and the GS Fund should each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to this Plan; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss should be recognized by the GS Fund as a result of such transactions; (iii) in accordance with Section 1032(a) of the Code, no gain or loss should be recognized by the LCG Fund as a result of such transactions;
(iv) in accordance with Section 354(a)(1) of the Code, no gain or loss should be recognized by the shareholders of the GS Fund on the distribution to them by the GS Fund of shares of the LCG Fund in exchange for their shares of the GS Fund;
(v) in accordance with Section 358(a)(1) of the Code, the basis of the LCG Fund shares received by each shareholder of the GS Fund should be the same as the basis of the shareholder's GS Fund shares immediately prior to the transactions;
(vi) in accordance with Section 362(b) of the Code, the basis of the Fund Assets received by the LCG Fund should be the same as the basis of such Fund Assets in the hands of the GS Fund immediately prior to the transactions; (vii) in accordance with Section 1223(l) of the Code, a shareholder's holding period for the LCG Fund shares should be determined by including the period for which the shareholder held the shares of the GS Fund exchanged therefor, provided that the shareholder held such shares of the GS Fund as a capital asset at the Effective Time of the Consolidation; (viii) in accordance with Section 1223(2) of the Code, the holding period of the LCG Fund with respect to the Fund Assets should include the period for which such Fund Assets were held by the GS Fund; and (ix) in accordance with Section 381(a) of the Code, the LCG Fund should succeed to the capital loss carryovers, if any, of the GS Fund, but the use by the LCG Fund of any such capital loss carryovers maybe subject to limitation under Section 383 of the Code.


                (i) The Fund Assets to be transferred to the LCG Fund under this
Plan shall include only assets that have been determined by Norwest Trust to be in accordance with the LCG Fund's investment objective, policies and restrictions and include no assets which the LCG Fund may not otherwise lawfully acquire.

                (j) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Norwest Trust, contemplated by the SEC.

                (k) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated herein.

                (l) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Plan under
Section 25(c) of the 1940 Act.

                (m) Each of MasterWorks and MSIT shall have performed and complied in all material respects with each of its respective agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Consolidation.

                (n) Norwest Trust shall have received a letter from KPMG Peat Marwick LLP addressed to Norwest Trust and MasterWorks described in Subsection 10(l).

                (o) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the GS Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the GS Fund shareholders substantially all of its investment company taxable income earned prior to the Closing Date and substantially all of its net capital gain realized prior to such date.

                (p) No party shall have terminated this Plan pursuant to Section 13 hereof.

                (q) Norwest Trust shall have received such further assurances, including, but not limited to, further assurances from MasterWorks, MSIT or any other person, concerning the performance of its obligations hereunder and the consummation of the Consolidation as it shall deem necessary, advisable or appropriate.

         12. Survival of Representations and Warranties. The representations and
warranties  of  the  parties   hereto  shall  survive  the   completion  of  the
transactions contemplated herein.

         13. Termination of Plan. This Plan may be terminated by a party at or, in the case of Subsection 13(c) below, at any time prior to, the Effective Time of the Consolidation by a vote of a majority of its Board of Directors/Trustees as provided below:

                (a) By  MasterWorks  or  MSIT if the  conditions  set  forth  in
Section 10 are not satisfied as specified in said Section;

                (b) By Norwest Trust if the conditions set forth in Section 11 are not satisfied as specified in said Section; or

                (c) By mutual consent of the parties.

In addition, MasterWorks or Norwest Trust may terminate this Plan at any time prior to the Effective Date of the Consolidation if the party's Board of Directors or Board of Trustees, as appropriate, determines that the consummation of the transactions contemplated herein is not in the best interests of the shareholders of the LCG Fund or the GS Fund, respectively, and gives notice to the other parties hereto. It is understood and agreed that if Norwest Trust terminates this Plan due to a determination by Norwest Trust's Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the shareholders of the LCG Fund, Norwest Trust will take reasonable steps to cooperate with MasterWorks in seeking a vote of the shareholders of the GS Fund in favor of a plan of liquidation.

         14. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law.

         15.    Brokerage Fees and Expenses.

                (a) Each of MasterWorks, MSIT and Norwest Trust represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                (b) Each of the GS Fund, the GS Master Portfolio and the LCG Fund shall be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the transactions contemplated hereby are consummated.

         16. Amendments. The parties hereto may, by agreement in writing authorized by their respective Boards of Trustees and Board of Directors, amend this Plan at any time before or after approval hereof by the shareholders of the GS Fund, but after such approval, no amendment shall be made that materially alters the obligations of any party hereto. Nothing in this Section 16 shall be deemed to preclude Norwest Trust and MasterWorks from changing the Closing Date or the Effective Time of the Consolidation by mutual agreement.

         17. Waivers. At any time prior to the Closing Date, any party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein.

         18. Cooperation. Each party hereto will cooperate with the others in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the terms hereof.

         19. Limitation on Liabilities. It is expressly agreed that (i) the obligations of Norwest Trust and the LCG Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Norwest Trust personally, but shall bind only the assets and property of the LCG Fund and not the other series of Norwest Trust; (ii) the obligations of

MasterWorks and the GS Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of MasterWorks personally, but shall bind only the assets and property of the GS Fund and not the other series of MasterWorks; and (iii) the obligations of MSIT and the GS Master Portfolio hereunder shall not be binding upon any of the Trustees, interestholders, nominees, officers, agents or employees of MSIT personally, but shall bind only the assets and property of the GS Master Portfolio and not the other series of MSIT. The execution and delivery by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and the property of the GS Fund, the GS Master Portfolio and the LCG Fund, respectively.

         20. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and, unless this Plan otherwise provides, shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

                  For Norwest Trust:

                           David I. Goldstein, Esq.
                           Forum Financial Group
                           Two Portland Square
                           Portland, ME 04101

                  With copies to:

                           Anthony C.J. Nuland
                           Seward & Kissel
                           1200 G Street, N.W., Suite 350
                           Washington, DC 20005

                  For MasterWorks and MSIT:

                           Richard H. Blank, Jr.
                           Stephens Inc.
                           111 Center Street
                           Little Rock, AR  72201

                  With copies to:

                           Robert M. Kurucza
                           Marco E. Adelfio
                           Morrison & Foerster LLP
                           2000 Pennsylvania Avenue, N.W., Suite 5500
                           Washington, D.C.  20006

         21. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. This Plan may be executed in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by the parties hereto and delivered to each party hereto. The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Plan. No party hereto may assign or transfer any right or obligation under this Plan without written consent of the other party hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Plan to be executed by their duly authorized officers designated below as of the date first written above.

                                                     MASTERWORKS FUNDS INC.

ATTEST:

____________________________________________         By:    ______________________________________________
Michael W. Nolte                                            Richard H. Blank, Jr.
Assistant Secretary                                         Chief Operating Officer,
                                                            Secretary and Treasurer


                                                     MANAGED SERIES INVESTMENT
                                      TRUST

ATTEST:

____________________________________________         By:    ______________________________________________
Michael W. Nolte                                            Richard H. Blank, Jr.
Assistant Secretary                                         Chief Operating Officer,
                                                            Secretary and Treasurer



                                                     NORWEST ADVANTAGE FUNDS

ATTEST:


____________________________________________         By:    ______________________________________________
Name:                                                       Name:
Title:                                                      Title:


EXHIBIT B - PERFORMANCE INFORMATION FOR LARGE COMPANY GROWTH FUND


THIS DISCUSSION WAS WRITTEN FOR THE SHAREHOLDERS OF LARGE COMPANY AND CONTAINED IN LARGE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED MAY 31, 1998. IT RELATES TO THE PERFORMANCE OF LARGE COMPANY'S I SHARES AND MARKET ACTIVITY FOR THE PERIOD ENDED MAY 31, 1998. LARGE COMPANY DID NOT OFFER A SHARES ON MAY 31, 1998.


         For the fiscal year ended May 31, l998, the Large Company Growth Fund gained 32.29%, outperforming both the S&P 500 Index return of 30.67% and the Lipper Growth Average of 25.85%. Returns were spread across a number of holdings. Portfolio leaders included Pfizer, Ericsson, Cisco, and Home Depot. Excellent fundamental results drove the portfolio's returns. Company holdings have grown average earnings per share in excess of 25% over the past twelve months. Unit volume growth was the major factor behind these outstanding earnings gains. Importantly, the portfolio's superior earnings growth gap relative to the S&P 500 Index continued to widen over the past year -- leading to strong relative investment results. The S&P 500 Index earnings growth rate continues to moderate from unsustainably high levels toward a 5%-l0% trend-line. The Large Company Growth Fund invests exclusively in dynamic, high quality growth stocks. Companies that sustain rapid earnings growth for a long period offer investors several advantages. Since earnings growth drives stock prices, these companies should offer above average investment return potential. In addition, due to the sustained growth, their investment cycle is longer than average and these companies' fundamental risk is lower than average. The Fund utilizes a disciplined approach to increase the probability of finding and investing in this select group of growth companies. The portfolio team invests for the long-term to fully participate in these great companies' success.

         The "what you see is what you get" fundamental environment is here. For the past several years (l991-l997) many otherwise average companies have been able to grow earnings well in excess of underlying sales growth. This was unsustainable, and therefore S&P 500 Index earnings growth has naturally been moderating toward the underlying sales growth rate (5%-7%). The Fund's projected 20% long-term earnings growth rate should outshine this average and provide above average long-term investment returns. The overall moderate U.S. economic growth rate and benign inflationary environment should continue to benefit stocks, in general, and superior growth stocks, in particular.

         THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, L998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

         THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               LARGE COMPANY GROWTH FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX") AND LIPPER GROWTH AVERAGE ("LIPPER AVERAGE")


         The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking l0-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                              ----------------------------------
                                                     [Chart reflects performance
                                                              indicated to left]
                                              ----------------------------------

________________________________________________________________________________

                           Average Annual Total Return
                               as of May 31, 1998
________________________________________________________________________________

                              I Shares*      S&P Index          Lipper Average**
________________________________________________________________________________

One Year                          32.39%        30.67%            25.85%

________________________________________________________________________________

Five Year                         20.39%        22.14%            18.16%

________________________________________________________________________________

Ten Year                          18.97%        18.59%            16.43%
________________________________________________________________________________


Value May 31, l998               $56,861        $55,045           $45,823
________________________________________________________________________________
*Prior to November 11, l994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, l994. The collective investment fund performance was adjusted to reflect the Fund's l994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the l940 Act, nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the l940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results.

**Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

EXHIBIT C - PLAN OF LIQUIDATION OF GROWTH STOCK FUND


                               PLAN OF LIQUIDATION
                            OF THE GROWTH STOCK FUND
                            OF MASTERWORKS FUNDS INC.

         MasterWorks Funds Inc., a Maryland corporation (the "Company"), on behalf of its Growth Stock Fund (the "Fund"), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Liquidation (the "Plan"). The Fund invests all of its assets in the Growth Stock Master Portfolio (the "Master Portfolio") of Managed Series Instrument Trust ("MSIT"). The Plan has been approved by the Board of Directors of the Company (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund (each a "Shareholder" and, collectively, the "Shareholders"), voting in the aggregate without regard to class, for their approval or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon Shareholder approval of the Plan, and a determination by the appropriate officers of the Company that the Plan of Consolidation approved by the Board (the "Consolidation Plan") will not be consummated on or before December 11, 1998, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the "MGCL") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

         1. ADOPTION OF PLAN. The Plan shall become effective on the date (the "Effective Date"), when both (i) the appropriate officers of the Company determine that the Consolidation Plan will not be consummated on or before December 11, 1998, and (ii) the Plan is approved by the Shareholders. As soon as practicable after the Effective Date, the Fund shall cease offering and selling its shares, except in connection with preexisting automated investment arrangements.

         2. LIQUIDATION AND DISTRIBUTION OF ASSETS. As soon as practicable after the Effective Date and by December 11, 1998 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, all assets of the Master Portfolio shall be converted to cash or cash equivalents. During the Liquidation Period, Barclays Global Fund Advisors and Wells Fargo Bank, N.A., as investment adviser and investment subadviser, respectively, to the Master Portfolio, shall have the authority to engage in such transactions as may be appropriate in anticipation of the Fund's liquidation and dissolution, including liquidating investments on such terms as they determine to be reasonable and in the best interests of the Fund and its shareholders.

         3. PROVISIONS FOR LIABILITIES. To the extent deemed advisable by the appropriate Officers of the Company, the Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations of the Fund, including, without limitation, contingent liabilities.

         4. DISTRIBUTION TO SHAREHOLDERS. As soon as practicable after the Liquidation Period, the Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its shareholders of record as of the close of business on December 11, 1998 all of the assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to
(i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books.

         5. NOTICE AND FILINGS. As soon as practicable after the Effective Date, the Company shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the MGCL, and file such documents as may be required to effect the liquidation and dissolution of the

Fund pursuant to the MGCL. No shareholder shall have any appraisal or dissenters rights in connection with this Plan.

         6. AMENDMENT OR ABANDONMENT OF PLAN. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the Liquidation Date if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

         7. POWERS OF BOARD AND OFFICERS. The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code and the MGCL.

         8. TERMINATION OF BUSINESS OPERATIONS. As soon as practicable after the Effective Date, the Fund shall cease to conduct business except as shall be
necessary  in  connection   with  the   effectuation   of  its  liquidation  and
dissolution.

         9. EXPENSES. The expenses of carrying out the terms of this Plan shall be borne by the Fund, whether or not the liquidation contemplated by this Plan is effected.

                                                          MASTERWORKS FUNDS INC.
                                                                  PROXY SERVICES




                             MASTERWORKS FUNDS INC.
                                111 CENTER STREET
                           LITTLE ROCK, ARKANSAS 72201

                            TELEPHONE: 1-888-204-3956


                                      PROXY

This Proxy is solicited on behalf of the Board of Directors of MasterWorks.

The undersigned hereby appoints R. Greg Feltus, Richard H. Blank, Jr., and Ann Bonsteel, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the special meeting of shareholders of the Growth Stock Fund of MasterWorks Funds, Inc. (the "Company") to be held at the principal executive offices of the Company, 111 Center Street, Little Rock, Arkansas 72201, at 11:00 a.m. (Central time) on November 24, 1998 and at any adjournment(s) thereof, casting votes according to the number of shares of the Growth Stock Fund which the undersigned is entitled to vote with respect to the proposal listed below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof. The shares represented by this Proxy will be voted in accordance with the instructions given by the undersigned. If no specific instructions are given, such shares will be voted FOR the Proposals set forth below and in the discretion of the proxies on any other matter that may come before the Meeting.

The Board of Directors of MasterWorks recommends a vote "FOR" the Proposals listed below.

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS
FOLLOWS                                                --
                                                        X
                                                       --
                                              KEEP THIS PORTION FOR YOUR RECORDS


GROWTH STOCK FUND

                                            DETACH AND RETURN THIS PORTION ONLY.


VOTE FOR PROPOSAL

FOR   AGAINST  ABSTAIN     1.  To approve an Agreement and Plan of
--      --       --            Consolidation for Growth Stock Fund and the
                               transactions contemplated therein, which include
--      --       --            (a) the transfer of all of the assets of
                               Growth Stock Fund to Large Company Growth
                               Fund, and the assumption by Large Company
                               Growth Fund of all of the liabilities of Growth Stock Fund, in exchange for A
                               Shares of Large Company Growth Fund;
                               and (b) the distribution to shareholders of Growth Stock Fund of the A shares of Large Company Growth Fund.



FOR   AGAINST  ABSTAIN     2.  To approve the Plan of Liquidation of Growth
                               Stock Fund.
--      --       --

--      --       --

Receipt is  acknowledged  of the  Combined  Prospectus/Proxy  Statement.  (NOTE:
Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.)

IMPORTANT: Please sign and date this proxy in the space provided. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians or others signing in a representative capacity should give their full title as such.

----------------     -----------------------      ------------
SIGNATURE            SIGNATURE (JOINT OWNERS)         DATE

          PROSPECTUS

       OCTOBER 1, 1988

______________________________

         STOCK FUNDS





            [LOGO]





                   [COVER WITH WALL STREET JOURNAL, PCS]





                                             _________________________________

                                                  GROWTH BALANCED FUND
                                                   INCOME EQUITY FUND
                                                VALUGROWTH SM STOCK FUND
                                                  DIVERSIFIED EQUITY FUND
                                                    GROWTH EQUITY FUND
                                                LARGE COMPANY GROWTH FUND
                                                DIVERSIFIED SMALL CAP FUND
                                                 SMALL COMPANY STOCK FUND
                                               SMALL CAP OPPORTUNITIES FUND
                                                    INTERNATIONAL FUND

                                             _________________________________







______________________________________________________________________________
|MUTUAL FUNDS ARE NOT INSURED BY THE FDIC,  |                |                 |
|FEDERAL RESERVE SYSTEM, U.S. GOVERNMENT,   |MAY LOSE VALUE  |NO BANK GUARANTEE|
|OR ANY GOVERNMENT AGENCY                   |                |                 |
|___________________________________________|________________|________________ |

                                   PROSPECTUS

                                 OCTOBER 1, 1998




                                  STOCK FUNDS



                              GROWTH BALANCED FUND


                               INCOME EQUITY FUND


                           VALUGROWTH (SM) STOCK FUND


                             DIVERSIFIED EQUITY FUND


                               GROWTH EQUITY FUND


                            LARGE COMPANY GROWTH FUND


                           DIVERSIFIED SMALL CAP FUND


                            SMALL COMPANY STOCK FUND


                          SMALL CAP OPPORTUNITIES FUND


                               INTERNATIONAL FUND










AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, or ANY OTHER GOVERNMENT AGENCY.

INVESTING IN ANY MUTUAL FUND HAS RISK. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN ANY OF THE FUNDS.

NO GOVERNMENTAL AGENCY, INCLUDING THE SECURITIES AND EXCHANGE COMMISSION, HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER OR NOT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          TABLE OF CONTENTS

  OVERVIEW ....................................2
                                                                  [OVERVIEW TAB]


  FINANCIAL HIGHLIGHTS ........................10
                                                      [FINANCIAL HIGHLIGHTS TAB]


  GLOSSARY.....................................20
                                                                  [GLOSSARY TAB]

[INVESTMENT ICON]
  INVESTMENT OBJECTIVES AND POLICIES ..........21
                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]

[RISK ICON]
  RISK CONSIDERATIONS..........................37
                                                       [RISK CONSIDERATIONS TAB]


  COMMON POLICIES..............................39
                                                           [COMMON POLICIES TAB]


  MANAGEMENT OF THE FUNDS .....................40
                                                   [MANAGEMENT OF THE FUNDS TAB]


  CHOOSING A SHARE CLASS ......................49
                                                    [CHOOSING A SHARE CLASS TAB]


  HOW TO BUY AND SELL SHARES ..................52
                                                         [HOW TO BUY SHARES TAB]


  DISTRIBUTIONS AND TAX MATTERS .............. 57
                                             [DISTRIBUTIONS AND TAX MATTERS TAB]


  OTHER INFORMATION ...........................59
                                                         [OTHER INFORMATION TAB]

2

--------------------------------------------------------------------------------
       OVERVIEW        [[OFFICE, WALL STREET JOURNAL]

     THE FOLLOWING IS A SUMMARY OF INFORMATION ABOUT THE FUNDS. BEFORE INVESTING, YOU SHOULD READ THE PROSPECTUS AND CONSIDER THE DISCUSSIONS UNDER INVESTMENT OBJECTIVES AND POLICIES AND RISK CONSIDERATIONS.

     NO SINGLE FUND IS A COMPLETE OR BALANCED INVESTMENT PROGRAM, BUT EACH CAN SERVE AS A PART OF YOUR OVERALL INVESTMENT PROGRAM.

THE FUNDS AT A GLANCE
[FUND ICON]

     Growth Balanced Fund seeks a combination of current income and capital appreciation. The other Funds seek capital growth or high capital return.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          FUND                                OBJECTIVE                           PRIMARY INVESTMENTS


GROWTH BALANCED FUND                Combination of current income and     15%-55% fixed income investments
                                    capital appreciation.                 and 45%-85% equity investments



INCOME EQUITY FUND                   Long-term capital  appreciation      Common stock of large high
                                     consistent with above-average        quality domestic companies.
                                     dividend income.

VALUGROWTH STOCK FUND                Long-term capital appreciation.      Stock of medium- and large-
                                                                          capitalization companies that
                                                                          have above average growth
                                                                          characteristics and that appear
                                                                          to be undervalued.

DIVERSIFIED EQUITY FUND              Long-term capital appreciation       Diversified investments in 5
                                     while moderating annual return       different equity investment
                                     volatility.                          styles.

GROWTH EQUITY FUND                   Long-term capital appreciation       Diversified investments in 3
                                     while moderating annual return       different equity investment
                                     volatility.                          styles.

LARGE COMPANY GROWTH FUND            Long-term capital appreciation.      Stock of large high-quality
                                                                          domestic companies with superior
                                                                          growth potential.

DIVERSIFIED SMALL CAP FUND           Long-term capital appreciation       Diversified investments in 5
                                     while moderating annual return       different small company equity
                                     volatility.                          investment styles.

SMALL COMPANY STOCK FUND             Long-term capital appreciation.      Stock of small and medium sized
                                                                          domestic companies.

SMALL CAP OPPORTUNITIES FUND         Long-term capital appreciation.      Equity securities of small
                                                                          domestic companies.

INTERNATIONAL FUND                   Long-term capital appreciation.      Stock of high-quality companies
                                                                          based outside of the United
                                                                          States.

CLASSES OF SHARES

     This Prospectus offers 3 classes of shares. Each class has a different fee structure. All of the Funds offer A Shares and B Shares. Growth Balanced Fund, Income Equity Fund, Diversified Equity Fund, and Growth Equity Fund also offer C Shares. A Shares of Growth Balanced Fund, Large Company Growth Fund, and Diversified Small Cap Fund are not available until October 6, 1998.
                                                                  [OVERVIEW TAB]

* A Shares are generally offered at their net asset value plus an initial sales charge. Certain Funds' A Shares may have distribution or shareholder servicing fees.

* B Shares are offered at their net asset value. B Shares have distribution and shareholder servicing fees and convert to A Shares within 7 years after purchase. If you redeem your B Shares within 6 years of purchase, you pay a contingent deferred sales charge. The amount of the charge depends on the length of time you hold the shares.

* C Shares are offered at their net asset value. C Shares have distribution fees. If you redeem your C Shares within a year of purchase, you pay a contingent deferred sales charge.

FUND STRUCTURES

     Some of the Funds invest directly in a portfolio of securities. Other Funds invest in 1 or more other funds identified in this prospectus as Portfolios. The Portfolios do not offer their shares to the public. Except when necessary to describe a Fund's investment in a Portfolio, this prospectus discusses a Fund's investments in a Portfolio as if the investments were made directly in individual securities.

MANAGEMENT OF THE FUNDS

     NORWEST INVESTMENT MANAGEMENT, INC. or NORWEST is the investment adviser for all of the Funds and all but 3 of the Portfolios. Norwest, a subsidiary of Norwest Bank Minnesota, N.A. or Norwest Bank, provides investment advice to institutions, pension plans, and other accounts and currently manages more than $28 billion in assets. SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. or SCHRODER is the investment adviser for 3 Portfolios: Schroder U.S. Smaller Companies Portfolio, International Portfolio, and Schroder EM Core Portfolio. Schroder specializes in providing international investment advice. INVESTMENT SUBADVISERS make investment decisions for certain Funds and Portfolios under Norwest's general supervision. This prospectus generally refers to Norwest, Schroder or a subadviser as an Adviser.

     THE FORUM FINANCIAL GROUP of companies provide management, administrative, and underwriting services to the Funds.

INVESTMENT MINIMUMS AND RESTRICTIONS

The Funds require minimum initial investments of $1,000 and minimum subsequent investments of $100. Small Cap Opportunities Fund is closed to new investors.

4

EXCHANGES

     If you own Fund shares, you may exchange them for shares of certain other funds. Your exchange rights will vary depending on the class of shares you own.

DISTRIBUTIONS

     Each Fund distributes to shareholders its net capital gain, if any, at least annually. The Distributions and Tax Matters section discusses how often the Funds distribute net investment income.


RISK FACTORS
[RISK ICON]

     All investments in a Fund are subject to risk and may decline in value. The amount and types of risk vary from Fund to Fund depending on the Fund's investment objective, the Adviser's strategy, the markets the Fund invests in, the investments that the Fund makes, and prevailing economic conditions over the period of your investment.

     Every Fund also has the risk that its Adviser may not be successful in carrying out its investment strategy, that a portfolio manager may prove difficult to replace if he or she becomes unavailable to manage the Fund, and that the Fund's particular investment strategy may result in performance that is worse or better than the performance of the market as a whole. Your investment in a Fund also will have risk if you do not plan to invest for a period that is long enough to permit the investment to recover from an adverse market movement.

     The Funds are subject to "market risk," which is the general risk that the value of a Fund's investments may decline if the stock markets perform poorly. There also is a risk that a Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

     Funds that invest in smaller issuers or foreign issuers are riskier than other Funds. Investments in smaller issuers are subject to greater market volatility because securities of smaller issuers may not trade as often or be as widely owned as the securities of larger issuers. Investments in foreign issuers are subject to the risks of foreign political and economic instability and changes in foreign exchange rates. Foreign investments also are subject to government actions, including exchange controls and limits on repayments of foreign investments. Foreign governments may nationalize, tax, or confiscate investors' assets.

     Growth Balanced Fund divides its investments between fixed income securities and equity securities in varying proportions, with an emphasis on equity securities. An investment in the Fund will be subject both to the risks of fixed income securities and to the risks of equity securities.

     The investment income you receive from Growth Balanced Fund will vary with changes in interest rates. The value of the Fund's fixed income investments generally will fall when interest rates rise and rise when interest rates fall. The Fund's fixed income investments also are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, to pay the interest and principal on its obligations when due.

     When interest rates fall, there is a risk that issuers will prepay fixed rate securities, forcing the Fund to invest in securities with lower interest rates than the prepaid securities. The Fund also may invest in mortgage- or other asset-backed securities. A decline in interest rates may result in losses in these securities' values and a reduction in their yields as the holders of the assets backing the securities prepay their debts. Rising interest rates may cause the average maturity of this Fund to rise due to a drop in prepayments. A rise in average maturity or duration increases the Fund's sensitivity to rising interest rates and potential for losses in value.
                                                                  [OVERVIEW TAB]

     In addition, the Adviser may vary, within a fixed range, the allocations of Growth Balanced Fund's assets into each type of investment. There is a risk that the allocations selected by the Adviser will not achieve the Fund's objective as effectively as other possible allocations.



EXPENSES OF INVESTING IN THE FUNDS

     The following table will assist you in understanding the expenses that you will bear directly and indirectly when you invest in a Fund.





                        Shareholder Transaction Expenses
                            (applicable to each Fund)

                                                               A                    B                       C
                                                             Shares               Shares                  Shares
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
   (as a percentage of public offering price)                5.5%                Zero                  Zero
Maximum deferred sales charge
   (as a percentage of the lesser of original purchase       Zero                4.0%(1)               1.0%(2)
    price or redemption proceeds)

ANNUAL FUND OPERATING EXPENSE(7)
(as  a  percentage of average daily  net assets)

                                                                  GROWTH                             INCOME
                                                             BALANCED FUND(3)(6)                     EQUITY FUND
                                                          A         B          C            A          B          C
                                                        Shares    Shares    Shares        Shares    Shares     Shares
                                                       --------- --------- ----------    --------- ---------- ----------
Investment Advisory Fee (4)                             0.13%     0.13%      0.13%         N/A        N/A        N/A
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                  0.10%     0.75%      0.75%         N/A       0.75%      0.75%
Other    Expenses    (AFTER   FEE    WAIVERS   AND      0.41%     0.29%      0.29%        0.33%      0.33%      0.33%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolios                    0.45%     0.45%      0.45%        .050%      0.50%      0.50%
Other Expenses - Portfolios                             0.06%     0.06%      0.06%        0.02%      0.02%      0.02%
  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                             1.15%     1.68%      1.68%        0.85%      1.60%      1.60%


6

                                                                VALUGROWTH                        DIVERSIFIED
                                                                STOCK FUND                       EQUITY FUND(6)
                                                             A               B              A          B          C
                                                           Shares         Shares          Shares    Shares     Shares
                                                       --------------- --------------    --------- ---------- ----------


Investment Advisory Fee (4)                                0.78%           0.78%          0.16%      0.16%      0.16%
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                      N/A            0.75%           N/A       0.75%      0.75%
Other Expenses (AFTER FEE WAIVERS AND                      0.22%           0.22%          0.29%      0.29%      0.29%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolios(4)                     N/A             N/A           0.49%      0.49%      0.49%
Other Expenses - Portfolios                                 N/A             N/A           0.06%      0.06%      0.06%

  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                                1.00%           1.75%          1.00%      1.75%      1.75%


                                                                  GROWTH                         LARGE COMPANY
                                                              EQUITY FUND(6)                      GROWTH FUND(3)

                                                          A         B          C                A               B
                                                        Shares    Shares    Shares           Shares          Shares
                                                       --------- --------- ----------    ---------------- --------------
Investment Advisory Fee (4)                             0.22%     0.22%      0.22%             N/A             N/A
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                   N/A      0.75%      0.75%            0.10%           0.75%
Other    Expenses    (AFTER   FEE    WAIVERS   AND      0.26%     0.26%      0.26%            0.43%           0.33%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolios(4)                 0.67%     0.67%      0.67%            0.65%           0.65%
Other Expenses - Portfolios                             0.10%     0.10%      0.10%            0.02%           0.02%
  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                             1.25%     2.00%      2.00%            1.20%           1.75%

                                                             DIVERSIFIED SMALL                   SMALL COMPANY
                                                                 CAP FUND                        STOCK FUND(6)
                                                             A               B                  A               B
                                                           Shares         Shares             Shares          Shares
                                                       --------------- --------------    ---------------- --------------
Investment Advisory Fee (4)                                0.00%           0.00%               N/A             N/A
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                     0.10%           0.75%               N/A            0.75%
Other Expenses (AFTER FEE WAIVERS AND                      0.37%           0.27%              0.25%           0.25%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolios(4)                    0.83%           0.83%              0.90%           0.90%
Other Expenses - Portfolios                                0.10%           0.10%              0.05%           0.05%
  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                                1.40%           1.95%              1.20%           1.95%


                                                                  [OVERVIEW TAB]



                                                                 SMALL CAP                     INTERNATIONAL FUND
                                                            OPPORTUNITIES FUND
                                                             A               B                  A               B
                                                           Shares         Shares             Shares          Shares
                                                       --------------- --------------    ---------------- --------------

Investment Advisory Fee (4)                                 N/A             N/A               0.25%           0.25%
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                      N/A            0.75%               N/A            0.75%
Other    Expenses    (AFTER   FEE    WAIVERS   AND         0.50%           0.50%              0.56%           0.56%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolio(4)                     0.60%           0.60%              0.42%           0.42%
Other Expenses - Portfolios                                0.15%           0.15%              0.27%           0.27%

  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                                1.25%           2.00%              1.50%           2.25%

(1) The maximum 4.0% deferred sales charge on B Shares applies to redemptions during the first year after purchase; the charge declines to 3.0% during the second and third years, 2.0% during the fourth and fifth years, 1.0% during the sixth year and zero the following year.

(2) The 1.0% deferred sales charge on C Shares applies only to redemptions during the first year after purchase.

(3) The expenses, and any fee waivers and reimbursements, for Growth Balanced Fund, Large Company Growth Fund, Diversified Small Cap Fund, and C shares of Income Equity Fund, Diversified Equity Fund and Growth Equity Fund are estimated.

(4) For Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund Diversified Small Cap Fund, and International Fund Investment Advisory Fee reflects an asset allocation fee, which absent fee waivers, would be 0.25%. Investment Advisory Fee - Portfolios states the investment advisory fees of any Portfolios in which a Fund invests. Absent fee waivers, Investment Advisory Fee - Portfolios for International Fund would be 0.47% and for Growth Equity Fund 0.68%.


(5)  Absent fee waivers, Rule 12b-1 Fees would be 1.00% for B Shares.

(6) Norwest and the Fund's Administrator have agreed to waive fees and reimburse expenses to maintain Small Company Stock Fund's total operating expenses at or below 1.20% for A Shares and 1.95% for B Shares. Any reduction of those waivers or reimbursements requires review by the Funds' Board of Trustees. Norwest and the Fund's Administrator have agreed to waive their fees through May 31, 1999 to ensure that the combined investment advisory, administrative and management services fees borne by Growth Balanced Fund, Diversified Equity Fund, and Growth Equity Fund do not exceed 0.68%, 0.75%, and 1.00% respectively. Any reduction of those waivers after May 31, 1999 requires Board approval.

(7) Absent estimated expense reimbursements and fee waivers, Other Expenses, Other Expenses-Portfolios, and Total Operating Expenses of A Shares would be: Growth Balanced Fund 0.47%, 0.12%, and 1.39%, Income Equity Fund 0.39%, 0.07, and 0.96%, ValuGrowth Stock Fund 0.47%, N/A, and 1.25%, Diversified Equity Fund 0.39%, 0.11% and, 1.24%, Growth Equity Fund 0.40%, 0.15%, and 1.48%, Large Company Growth Fund 0.49%, 0.08%, and 1.32%, Diversified Small Cap Fund 1.61%, 0.15%, and 2.94%, Small Company Stock Fund 0.47%, 0.11%, and 1.48%, Small Cap Opportunities Fund 1.03%, 0.15%, and 1.78%, and International Fund 0.83%, 0.31%, and 1.86%. Absent expense reimbursements and fee waivers, Other Expenses, Other Expenses-Portfolio(s) and Total Operating Expenses of B Shares would be: Growth Balanced Fund 0.33%, 0.12%, and 2.15%, Income Equity Fund 0.39%, 0.07%, and 1.96%, ValuGrowth Stock Fund 0.53%, N/A, and 2.31%, Diversified Equity Fund 0.39%, 0.11%, and 2.24%, Growth Equity Fund 0.43%, 0.15%, and 2.51%, Large Company Growth Fund 0.35%, 0.08%, and 2.08%, Diversified Small Cap Fund 1.47%, 0.15%, and 3.70%, Small Company Stock Fund 0.52%, 0.11%, and 2.53%, Small Cap Opportunities Fund 1.30%, 0.15%, and 3.05%, and International Fund 0.92%, 0.31%, and 2.95%. Absent estimated expense reimbursements and fee waivers, Other Expenses, Other Expenses-Portfolio(s) and Total Operating Expenses of C Shares would be: Growth Balanced Fund 0.33%, 0.12%, and 1.90%, Income Equity Fund 0.39%, 0.07%, and 1.71%, Diversified Equity Fund 0.39%, 0.11%, and 1.99%, and Growth Equity Fund 0.43%, 0.15%, and 2.26%. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

8

EXAMPLE

     The following hypothetical example indicates the dollar amount of expenses you would pay, assuming a $1,000 investment in a Fund's shares, the expenses listed in the Annual Fund Operating Expenses table, a 5% annual return, reinvestment of all distributions, the deduction of the maximum initial sales charge for A Shares and C Shares, the deduction of the contingent deferred sales charge for B Shares and C Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of 7 years. THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLE.

                                           1 year       3 years          5 years          10 years
---------------------------------------------------------------------------------------------------------------------------------
Growth Balanced Fund
   A Shares                                  $64        $83               $104             $163
   B Shares
        Assuming redemption
        at the end of the period              57         83                111              199
        Assuming no redemption                17         53                 91              199
   C Shares
        Assuming redemption
        at the end of the period              27         53                 91              199
        Assuming no redemption                17         53                 91              199
Income Equity Fund

   A Shares                                   63         81                100              154
   B Shares

        Assuming redemption

        at the end of the period              56         80                107              190
        Assuming no redemption                16         50                 87              190

   C Shares
        Assuming redemption

        at the end of the period             26           50                87            190
        Assuming no redemption               16           50                87            190

ValuGrowth Stock Fund
   A Shares                                  65           85               107            171
   B Shares
        Assuming redemption
        at the end of the period             58           85               115            206
        Assuming no redemption               18           55                95            206
Diversified Equity Fund
   A Shares                                  65           85               107            171
   B Shares
        Assuming redemption
        at the end of the period             58           85               115            206
        Assuming no redemption               18           55                95            206
   C Shares
        Assuming redemption
        at the end of the period             28           55                95            206
        Assuming no redemption               18           55                95            206

                                                                  [OVERVIEW TAB]

Growth Equity Fund
   A Shares                                  67           92               120            198
   B Shares
        Assuming redemption
        at the end of the period             60           93               128            233
        Assuming no redemption               20           63              108             233
   C Shares
        Assuming redemption
          at the end of the period           30           63              108             233
        Assuming no redemption               20           63              108             233
Small Company Stock Fund
   A Shares                                  67           91              117             192
   B Shares
        Assuming redemption
          at the end of the period           60           91              125             227
        Assuming no redemption               20           61              105             227
Small Cap Opportunities Fund
   A Shares                                  67           93              120             198
   B Shares
        Assuming redemption
          at the end of the period           60           93              128             233
        Assuming no redemption               20           63              108             233
Large Company Growth Fund
   A Shares                                  67           91              117             192
   B Shares
        Assuming redemption
          at the end of the period           58           85               115            206
        Assuming no redemption               18           55                95            206
Diversified Small Cap Fund

   A Shares                                  67           91               117            192
   B Shares

        Assuming redemption

          at the end of the period           60           91               125             227
        Assuming no redemption               20           61               105             227

International Fund
   A Shares                                  69          100               132             224
   B Shares
        Assuming redemption

          at the end of the period           63          100               140             258
         Assuming no redemption              23           70               120             258



10

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS        [PC MONITORS]
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand each Fund's financial performance for 10 years or, if shorter, the Fund's operating history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund, assuming reinvestment of all distributions. The information from June 1, 1994 through May 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated July 21, 1998 about a Fund, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available at no charge upon request. These financial statements are incorporated by reference into the SAI. Other independent auditors audited information for prior periods.


                                                                        Net Realized
                                                                             and          Dividends   Distributions  Ending
                                           Beginning Net      Net        Unrealized       from Net     from Net    Net Asset
                                            Asset Value   Investment     Gain (Loss)     Investment    Realized    Value Per
                                             Per Share      Income     on Investments       Income       Gain        Share
---------------------------------------------------------------------------------------------------------------------------------
INCOME EQUITY FUND
A SHARES
Year Ended May 31, 1998                       $33.16         $0.52          $8.77          ($0.54)      ($0.72)      $41.19
Year Ended May 31, 1997                       $27.56         $0.57          $5.54          ($0.51)        --         $33.16
May 2, 1996 to May 31, 1996(f)                $26.94         $0.07          $0.55            --           --         $27.56
B SHARES
Year Ended May 31, 1998                       $33.09         $0.24          $8.75          ($0.24)      ($0.72)      $41.12
Year Ended May 31, 1997                       $27.54         $0.36          $5.52          ($0.33)        --         $33.09
May 2, 1996 to May 31, 1996(f)                $26.94         $0.02          $0.58            --           --         $27.54
----------------------------------------------------------------------------------------

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.

(c) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

(d) Includes expenses allocated from the Portfolio in which the Fund invests.
(e) Reflects the activity of the Portfolio in which the Fund invests.
(f) Commencement of operations.
(g) Annualized.

                                                      [FINANCIAL HIGHLIGHTS TAB]



    Ratio to Average
       Net Assets
---------------------------------------

    Net                                             Portfolio     Average       Net Assets at
Investment       Net         Gross        Total     Turnover     Commission     End of Period
  Income       Expenses   Expenses(a)   Return(b)     Rate        Rate (c)     (000's Omitted)
-----------------------------------------------------------------------------------------------


 1.44%(d)      0.85%(d)     0.91%(d)     28.64%     3.46%(e)        0.0585(e)     $75,144
   1.95%        0.85%        0.93%       22.40%       4.76%           $0.0792     $43,708
 3.69%(g)      0.91%(g)     1.91%(g)      2.30%       0.69%           $0.0942     $31,448

 0.69%(d)      1.60%(d)     1.91%(d)     27.67%     3.46%(e)        0.0585(e)     $67,385
   1.24%        1.59%        1.96%       21.48%       4.76%           $0.0792     $33,626
 1.72%(g)      2.63%(g)     2.92%(g)      2.23%       0.69%           $0.0942     $17,318


12



                                                                     Net Realized
                                                                         and        Dividends   Distributions Ending
                                            Beginning       Net       Unrealized     from Net    from Net    Net Asset
                                               Net
                                           Asset Value  Investment   Gain (Loss)    Investment   Realized    Value Per
                                            Per Share     Income    on Investments    Income       Gain        Share
-----------------------------------------------------------------------------------------------------------------------
VALUGROWTH STOCK FUND
A SHARES
Year Ended May 31, 1998                      $25.06        $0.13        $4.69        ($0.16)      ($3.54)     $26.18
Year Ended May 31, 1997                      $22.63        $0.17        $4.80        ($0.13)      ($2.41)     $25.06
Year Ended May 31, 1996                      $18.82        $0.13        $3.93        ($0.13)      ($0.12)     $22.63
Year Ended May 31, 1995                      $17.17        $0.17        $1.66        ($0.18)        --        $18.82
Year Ended May 31, 1994                      $17.27        $0.10        $0.19        ($0.17)      ($0.22)     $17.17
Year Ended May 31, 1993                      $16.30        $0.17        $1.34        ($0.17)      ($0.37)     $17.27
December 1, 1991 to May 31, 1992             $14.48        $0.09        $1.83        ($0.10)        --        $16.30
Year Ended November 30, 1991                 $11.67        $0.18        $2.82        ($0.19)        --        $14.48
Year Ended November 30, 1990                 $12.67        $0.21       ($0.55)       ($0.21)      ($0.45)     $11.67
Year Ended November 30, 1989                 $10.03        $0.18        $2.61        ($0.15)        --        $12.67
January 8, 1988(e) to November 30, 1988      $10.00        $0.15        $0.03        ($0.15)        --        $10.03
B SHARES
Year Ended May 31, 1998                      $24.55       ($0.02)       $4.56        ($0.03)      ($3.54)     $25.52
Year Ended May 31, 1997                      $22.28        $0.01        $4.68        ($0.01)      ($2.41)     $24.55
Year Ended May 31, 1996                      $18.65       ($0.02)       $3.87        ($0.10)      ($0.12)     $22.28
Year Ended May 31, 1995                      $17.10        $0.07        $1.61        ($0.13)        --        $18.65
August 5, 1993 to May 31, 1994(e)            $17.12        $0.07        $0.23        ($0.10)      ($0.22)     $17.10
-----------------------------------------------------------------------------------

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.

(c) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(d)  Annualized.
(e)  Commencement of operations; the original class of shares became A Shares.

                                                      [FINANCIAL HIGHLIGHTS TAB]

      Ratio to Average
          Net Assets
 -------------------------------------

     Net                                            Portfolio    Average    Net Assets at

  Investment      Net        Gross       Total      Turnover   Commission   End of Period
    Income     Expenses   Expenses(a)  Return(b)      Rate      Rate (c)   (000's Omitted)
-------------------------------------------------------------------------------------------


    0.56%        1.00%       1.26%       21.15%      74.25%      $0.0588           $27,771
    0.70%        1.01%       1.39%       23.32%      75.50%      $0.0781           $18,830
    0.63%        1.20%       1.42%       21.69%      105.43%     $0.0603           $15,232
    1.01%        1.20%       1.43%       10.72%      63.82%        --              $12,138
    1.06%        1.20%       1.43%       1.68%       86.07%        --              $12,922
    1.02%        1.20%       1.42%       9.32%       57.34%        --             $109,669
   1.34%(d)    1.19%(d)    1.64%(d)    26.46%(d)     29.50%        --              $68,659
    1.57%        1.19%       4.33%       25.84%      31.17%        --               $4,853
    1.88%        1.20%      11.73%      (2.91%)      38.67%        --                 $750
    1.58%        1.20%       8.38%       28.00%      65.89%        --                 $411
   1.84%(d)    1.19%(d)    2.50%(d)     2.04%(d)     30.90%        --                 $281

   (0.19%)       1.75%       2.31%       20.30%      74.25%      $0.0588            $8,943
   (0.07%)       1.76%       2.48%       22.33%      75.50%      $0.0781            $6,591
   (0.12%)       1.96%       2.54%       20.79%      105.43%     $0.0603            $5,130
    0.28%        1.95%       2.51%       9.88%       63.82%        --               $3,569
   0.25%(d)    1.95%(d)    2.55%(d)     2.36%(d)     86.07%        --               $2,218


14



                                                                  Net Realized
                                       Beginning                     and        Dividends  Distributions   Ending
                                          Net          Net        Unrealized     from Net    from Net    Net Asset     Net
                                      Asset Value   Investment   Gain (Loss)    Investment   Realized    Value Per   Investment
                                       Per Share      Income    on Investments    Income       Gain        Share     Income(a)
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND
A SHARES
Year Ended May 31, 1998                 $36.51        $0.16         $8.99        ($0.27)      ($2.33)     $43.06       0.60%
Year Ended May 31, 1997                 $30.56        $0.20         $6.10        ($0.16)      ($0.19)     $36.51       0.81%
May 2, 1996 to May 31, 1996(e)          $29.89        $0.02         $0.65          --           --        $30.56      1.88%(f)
B SHARES
Year Ended May 31, 1998                 $36.31       ($0.06)        $8.85        ($0.08)      ($2.33)     $42.69      (0.15%)
Year Ended May 31, 1997                 $30.54        $0.03         $6.00        ($0.07)      ($0.19)     $36.31       0.09%
May 6, 1996 to May 31, 1996(e)          $29.41        $0.02         $1.11          --           --        $30.54      1.24%(f)
-------------------------------------------------------------------------------

(a) Includes expenses allocated from the Portfolios in which the Fund invests.

(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.

(c) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers

(d) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual Funds financials statements.
(e) Commencement of operations.
(f) Annualized.

(g) Portfolio Turnover Rate and Average Commission Rate are not applicable as the Fund invested in more than one Portfolio.






      Ratio to Average
         Net Assets
---------------------------------------

                                          Portfolio    Average    Net Assets at

      Net         Gross        Total      Turnover   Commission   End of Period
  Expenses(a) Expenses(a)(b) Return(c)      Rate      Rate (d)   (000's Omitted)
--------------------------------------------------------------------------------


     1.00%        1.20%        26.08%      N/A(g)      N/A(g)            $56,350
     1.02%        1.40%        20.75%      48.08%      $0.0626           $25,271
   1.52%(f)     4.06%(f)       2.24%        5.76%      $0.0671            $2,699

     1.75%        2.19%        25.13%      N/A(g)      N/A(g)            $81,548
     1.76%        2.41%        19.86%      48.08%      $0.0626           $33,870
   2.37%(f)     4.95%(f)       3.84%        5.76%      $0.0671            $2,447

                                                      [FINANCIAL HIGHLIGHTS TAB]



                                                                Net Realized
                                       Beginning                    and        Dividends  Distributions  Ending
                                          Net         Net       Unrealized     from Net    from Net    Net Asset
                                      Asset Value  Investment    Gain (Loss)   Investment   Realized    Value Per
                                       Per Share     Income    on Investments     Income      Gain        Share

--------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
A SHARES
Year Ended May 31, 1998                 $32.49       ($0.06)        $6.88        ($0.04)     ($3.54)      $35.73
Year Ended May 31, 1997                 $29.08       ($0.02)        $4.06        ($0.04)     ($0.59)      $32.49
May 2, 1996 to May 31, 1996(e)          $28.50         --           $0.58          --          --         $29.08
B SHARES
Year Ended May 31, 1998                 $32.28       ($0.23)        $6.72          --        ($3.54)      $35.23
Year Ended May 31, 1997                 $29.07       ($0.13)        $3.93          --        ($0.59)      $32.28
May 6, 1996 to May 31, 1996(e)          $28.18         --           $0.89          --          --         $29.07
-------------------------------------------------------------------------------


(a) Includes  expenses  allocated from the Portfolios in which the Fund invests.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.
(d) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual funds financials statements.
(e)  Commencement of operations.
(f)  Annualized.
(g) Portfolio Turnover Rate and Average Commission Rate are not applicable as the Fund invested in more than one Portfolio.




       Ratio to Average
          Net Assets
-------------------------------------------

      Net                                               Portfolio     Average    Net Assets at

  Investment        Net         Gross         Total      Turnover   Commission   End of Period
    Income      Expenses(a) Expenses(a)(b)  Return(c)      Rate       Rate(d)   (000's Omitted)
   (Loss)(a)
------------------------------------------------------------------------------------------------


    (0.11%)        1.25%        1.42%        22.55%       N/A(g)      N/A(g)            $21,567
    (0.12%)        1.30%        1.95%        14.11%       9.06%       $0.0565           $14,146
   0.34%(f)      2.08%(f)      6.40%(f)       2.04%       7.39%       $0.0617            $3,338

    (0.85%)        2.00%        2.45%        21.63%       N/A(g)      N/A(g)            $16,615
    (0.82%)        2.04%        3.02%        13.28%       9.06%       $0.0565            $8,713
  (0.40%)(f)     2.92%(f)      7.44%(f)       3.16%       7.39%       $0.0617              $703



16



                                                                              Net Realized

                                                                                  and        Dividends  Distributions  Ending
                                        Beginning       Net        Return      Unrealized    from Net     from Net    Net Asset
                                           Net
                                       Asset Value   Investment      of       Gain (Loss)   Investment    Realized    Value Per
                                        Per Share      Income      Capital   on Investments    Income       Gain        Share
---------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCK FUND
A SHARES
Year Ended May 31, 1998                  $13.95       ($0.07)      ($0.07)       $1.09          --        ($2.90)      $12.00
Year Ended May 31, 1997                  $14.02       ($0.04)        --          $0.88          --        ($0.91)      $13.95
Year Ended May 31, 1996                  $10.64        $0.01         --          $3.93        ($0.03)     ($0.53)      $14.02
Year Ended May 31, 1995                   $9.84        $0.12         --          $0.87        ($0.11)     ($0.08)      $10.64
December 31, 1993 to May 31, 1994(f)     $10.00        $0.07         --         ($0.15)       ($0.08)       --          $9.84
B SHARES
Year Ended May 31, 1998                  $13.63       ($0.11)      ($0.07)       $1.01          --        ($2.90)      $11.56
Year Ended May 31, 1997                  $13.83       ($0.11)        --          $0.82          --        ($0.91)      $13.63
Year Ended May 31, 1996                  $10.56       ($0.08)        --          $3.90        ($0.02)     ($0.53)      $13.83
Year Ended May 31, 1995                   $9.82        $0.07         --          $0.84        ($0.09)     ($0.08)      $10.56
December 31, 1993 to May 31, 1994(f)     $10.00        $0.06         --         ($0.17)       ($0.07)       --          $9.82
-----------------------------------------------------------------

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.
(c) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual funds financials statements.
(d)  Includes expenses allocated from the Portfolio in which the Fund invests.
(e)  Reflects the activity of the Portfolio in which the Fund invests.
(f)  Commencement of operations.
(g)  Annualized.




       Ratio to Average Net Assets
-------------------------------------------

      Net                                               Portfolio     Average    Net Assets at
  Investment        Net         Gross         Total      Turnover   Commission   End of Period
    Income        Expenses    Expenses(a)    Return(b)     Rate       Rate(c)   (000's Omitted)
   (Loss)
------------------------------------------------------------------------------------------------


    (0.50%)        1.20%(d)     1.42%(d)      8.07%     166.16(e)     $0.0616(e)         $8,426
    (0.38%)        1.19%        1.67%         6.34%     210.19%       $0.0774            $7,355
     0.03%         1.21%        1.87%        38.22%     134.53%       $0.0555            $5,426
     1.14%         0.53%        2.32%        10.19%      68.09%         -                $1,540
     1.95%(g)      0.22%       10.66%(g)     (1.98%)(g)  14.98%         -                  $265

    (1.26%)(d)     1.95%(d)     2.47%(d)      7.29%     166.16%(e)    $0.0616(e)         $5,799
    (1.13%)        1.94%        2.73%         5.46%     210.19%       $0.0774            $5,125
    (0.74%)        1.96%        2.96%        37.32%     134.53%       $0.0555            $4,125
     0.38%         1.27%        3.56%         9.31%      68.09%         -                  $963
     1.27(g)       0.98%(g)     20.87%(g)    (2.77%)(g)  14.98%         -                  $195



                                                      [FINANCIAL HIGHLIGHTS TAB]



                                                                   Net Realized
                                                                       and       Distributions Ending
                                      Beginning Net      Net        Unrealized    from Net    Net Asset
                                       Asset Value    Investment   Gain (Loss)    Realized    Value Per
                                        Per Share       Income    on Investments    Gain        Share
---------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND
A SHARES
Year Ended May 31, 1998                  $19.83        ($0.07)        $4.37        ($0.53)     $23.60
October 9, 1996(f)to May 31, 1997        $17.39        ($0.01)        $2.46        ($0.01)     $19.83
B SHARES
Year Ended May 31, 1998                  $19.75        ($0.05)        $4.15        ($0.53)     $23.32
November 8, 1996(f) to May 31, 1997      $17.41        ($0.05)        $2.40        ($0.01)     $19.75
---------------------------------------------------------------------------------


(a) Includes expenses from the Portfolioin which the Fund invests.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c) Total  Return does not include the
    effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.
(d) Reflects the activity of the Portfolio in which the Fund invests.
(e) Average Commission Rate represents theaverage commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(f) Commencement of operations.

(g) Annualized.





                Ratio to Average
                    Net Assets
           ------------------------------------------

      Net                                               Portfolio    Average    Net Assets at
   Investment        Net        Gross        Total      Turnover   Commission   End of Period
Income (Loss)(a) Expenses(a) Expenses(a)(b)Return(c)     Rate(d)   Rate(d)(e)  (000's Omitted)
-----------------------------------------------------------------------------------------------


    (0.43%)         1.27%       1.86%        21.97%      54.98%      $0.0582            $6,870
   (0.18%)(g)     1.25%(g)    10.51%(g)      11.37%      34.45%      $0.0584              $522

    (1.21%)         2.02%       3.05%        21.03%      54.98%      $0.0582            $6,140
   (0.99%)(g)     2.06%(g)    27.27%(g)      13.53%      34.45%      $0.0584              $158



18





                                                               Net Realized
                                       Beginning                   and       Dividends    Ending
                                          Net          Net      Unrealized   from Net    Net Asset
                                      Asset Value  Investment  Gain (Loss)  Investment   Value Per
                                       Per Share     Income         on         Income      Share
                                                               Investments
----------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
A SHARES
Year Ended May 31, 1998                 $21.66        $0.03       $2.35       ($0.20)     $23.84
Year Ended May 31, 1997                 $19.82        $0.10       $1.94       ($0.20)     $21.66
November 1, 1995 to May 31, 1996        $17.97        $0.35       $1.83       ($0.33)     $19.82
April 1, 1995 to October 31, 1995(g)    $16.50        $0.01       $1.46         --        $17.97
B SHARES
Year Ended May 31, 1998                 $21.55       ($0.09)      $2.31       ($0.07)     $23.70
Year Ended May 31, 1997                 $19.71       ($0.06)      $1.93       ($0.03)     $21.55
November 1, 1995 to May 31, 1996        $17.91        $0.25       $1.83       ($0.28)     $19.71
May 12, 1995(g)to October 31, 1995      $17.20        $0.01       $0.70         --        $17.91
----------------------------------------------------------------------------


(a) Includes expenses  allocated from the Portfolios in  which the Fund invests.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.
(d) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(e)  Reflects the activity of the Portfolios in which the Fund invests.
(f)  Annualized.
(g)  Commencement of operations.
(h) Portfolio Turnover Rate and Average Commission Rate are not applicable as the Fund invested in more than one Portfolio.

                                                                              19
                                                      [FINANCIAL HIGHLIGHTS TAB]

                   Ratio to Average
                        Net Assets
            ----------------------------------------

    Net                                              Portfolio    Average     Net Assets at
 Investment      Net         Gross         Total     Turnover    Commission   End of Period
 Income(a)   Expenses(a) Expenses(a)(b)  Return(c)    Rate       Rate(d)     (000's Omitted)

---------------------------------------------------------------------------------------------


   0.44%        1.47%        1.72%        11.20%      N/A(h)       N/A(h)        $3,342
   0.42%        1.43%        1.72%        10.33%      48.23%(e)   0.0202(e)      $2,240
  0.92%(f)    1.50%(f)      2.51%(f)      12.31%      14.12%(e)   0.0325(e)      $1,080
  0.26%(f)    1.32%(f)     20.95%(f)       8.91%      29.41% (e)     --            $216

  (0.29%)       2.22%        2.81%        10.39%      N/A(h)       N/A(h)        $2,245
  (0.34%)       2.18%        2.76%         9.44%      48.23%(e)   0.0202(e)      $1,667
(0.02%)(f)    2.25%(f)      3.11%(f)      11.79%      14.12%(e)   0.0325(e)        $995
  0.17%(f)    1.27%(f)     14.57%(f)       4.30%      29.41%(e)      --            $395



20

--------------------------------------------------------------------------------
   GLOSSARY         [PC MONITORS]
--------------------------------------------------------------------------------

     This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, policies, and risks. Defined terms are capitalized when used in this prospectus.

Term                Definition
----                ----------
Board               The Board of Trustees of Norwest Advantage Funds.

CDSC                Contingent deferred sales charge.

Duration A measure of a debt security's average life that reflects the present value of the security's cash flow. The prices of securities with longer Durations generally are more volatile.

Fundamental         Requiring shareholder approval.

Investment Grade    Rated  at  the  time  of  purchase  in 1 of  the  4  highest long-term or 2 highest short-term ratings categories by an NRSRO or unrated and determined by the Adviser to be comparable quality.

Market              The total  market  value of a company's  outstanding  common
Capitalization      stock.

NRSRO               A nationally  recognized  statistical  rating  organization,
                    such  as  S&P,  that  rates  fixed  income   securities  and
                    preferred stock by relative credit risk.

Non-Investment      Not Investment Grade.
Grade

Russell 1000(R)     An index of large- and medium- capitalization companies.
Index

Russell 2000(R)     An index of smaller capitalization  companies with a broader
Index               base of companies than the S&P 600 Small Cap Index.

S&P                 Standard & Poor's Corporation.

S&P 500 Index       Standard & Poor's 500 Composite  Stock Price Index, an index of large capitalization companies.


S&P 600 Small Cap   Standard  &  Poor's  Small  Cap 600  Composite  Stock  Price
Index               Index(C), an index of small capitalization companies.

SEC                 The U.S. Securities and Exchange Commission.

U.S. Government     A security issued or guaranteed as to principal and interest
Security            by   the   U.S.    Government,    its    agencies   or   its
                    instrumentalities.

--------------------------------------------------------------------------------
       INVESTMENT OBJECTIVES AND POLICIES       [OFFICE, WALL STREET JOURNAL]
--------------------------------------------------------------------------------

     This section discusses the investment objectives and policies of the Funds and the Portfolios. After each Fund's description, there is a short, alphabetical listing of the Fund's primary risks. The RISK CONSIDERATIONS section below discusses these risks.

THE FUNDS

GROWTH BALANCED FUND
                                                                  [GLOSSARY TAB]
                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

     INVESTMENT POLICIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund currently invests in 14 Portfolios.

     The Fund invests the equity portion of its portfolio in the different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The Fund invests the fixed income portion of its portfolio in Positive Return Bond Portfolio, Strategic Value Bond Portfolio, and Managed Fixed Income Portfolio. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's investments.

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                     Current                  Range Of
             Investment Style                                                      Allocation               Investment
             ----------------                                                      ----------               ----------
             DIVERSIFIED EQUITY FUND STYLE                                    65%                          45% - 85%
                      INDEX PORTFOLIO                                                 16.3%              11.3% - 21.3%
                      INCOME EQUITY PORTFOLIO                                         16.3%              11.3% - 21.3%
                      LARGE COMPANY STYLE                                             16.3%              11.3% - 21.3%
                          LARGE COMPANY GROWTH PORTFOLIO                                        13.0%     9.0% - 17.0%
                          DISCIPLINED GROWTH PORTFOLIO                                           3.3%     2.3% - 4.3%
                      DIVERSIFIED SMALL CAP STYLE                                      6.5%               4.5% - 8.5%
                          SMALL CAP INDEX PORTFOLIO                                              1.3%     0.9% - 1.7%
                          SMALL COMPANY GROWTH PORTFOLIO                                         1.6%      1.1% - 2%
                          SMALL COMPANY VALUE PORTFOLIO                                          1.6%      1.1% - 2%
                          SMALL COMPANY STOCK PORTFOLIO                                          1.0%     0.7% - 1.4%
                          SMALL CAP VALUE PORTFOLIO                                              1.0%     075% - 1.4%
                      INTERNATIONAL STYLE                                              9.8%               6.8% - 12.8%
                          INTERNATIONAL PORTFOLIO                                                9.3%     5.4% - 12.8%
                          SCHRODER EM CORE PORTFOLIO                                             0.5%      0% - 2.6%

22

GROWTH BALANCED FUND (CONTINUED)

                                                                                     current                  range of
             investment style                                                      allocation               investment
             ----------------                                                      ----------               ----------

             DIVERSIFIED BOND FUND STYLE                                      35%                          15% - 55%
                      MANAGED FIXED INCOME PORTFOLIO                                  17.5%               7.5% - 27.5%
                      STRATEGIC VALUE BOND PORTFOLIO                                   5.8%               2.5% - 9.2%
                      POSITIVE RETURN BOND PORTFOLIO                                  11.7%                5% - 18.3%
             --------------------------------------------------------------------------------------------------------------
             TOTAL FUND ASSETS                                               100%

     The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocation.

     As market or other conditions change, the Adviser may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of percentage changes. When the Adviser believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, 3 years or less), it may effect the change by using futures contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
   Credit Risk                   Currency Rate Risk                 Foreign Risk
   Interest Rate Risk            Leverage Risk                      Market Risk
   Prepayment Risk               Small Company Risk

INCOME EQUITY FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation consistent with above-average dividend income.

     INVESTMENT POLICIES. The Fund invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. The Fund primarily emphasizes investments in securities of companies with above-average dividend income. In selecting securities for the Fund, the Adviser uses various valuation measures, including above-average dividend yields and below industry average price-to-earnings, price-to-book, and price-to-sales ratios. The Adviser considers large companies to be those whose Market Capitalization is greater than the median of the Russell 1000 Index.

     The Fund may invest in preferred stock, convertible securities, and securities of foreign companies. The Fund will not normally invest more than 10% of its total assets in the securities of a single issuer.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
        Currency Risk               Foreign Risk                     Market Risk

VALUGROWTH STOCK FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation.

     INVESTMENT POLICIES. The Fund invests primarily in medium- and large-capitalization companies that, in the view of the Adviser, possess above average growth characteristics, and appear to be undervalued. The Adviser considers medium-capitalization companies to be those whose Market Capitalization is in the range of $500 million to $8 billion. The Adviser considers large companies to be those whose Market Capitalization is greater than the median of the Russell 1000 Index.

     The Fund seeks to identify and invest in those companies with earnings and dividends that the Adviser believes will grow faster than both inflation and the economy in general. The Fund invests in companies with growth potential that, in the opinion of the Adviser, has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Adviser relies primarily on a company-by-company analysis (rather than on a broader analysis of industry or economic sector trends. The Adviser considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line, or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, the Adviser applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]

     The Fund may invest in companies that the Adviser considers to be "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments form a comparatively small portion of the Fund's portfolio.

     The Fund may invest up to 20% of its total assets in securities of foreign companies. The Fund also may write covered call options and purchase call options on equity securities to manage risk or enhance returns.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
         Currency Rate Risk            Foreign Risk                Leverage Risk
         Market Risk

DIVERSIFIED EQUITY FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in a single investment style. The Fund currently invests in 11 Portfolios.

24

     The Fund's investments combine 5 different equity investment styles - an index style, an income equity style, a large company style, a diversified small cap style, and an international style. The Fund allocates the assets dedicated to large company investments to 2 Portfolios, the assets allocated to small company investments to 5 Portfolios and the assets dedicated to international investments to 2 Portfolios. Because Diversified Equity Fund blends 5 equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends 3 equity investment styles.

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         Investment  Style                                                  Current                  Range of
         -----------------                                                Allocation                Investment
                                                                          ------------             ------------
         INDEX PORTFOLIO                                                  25%                     23.5% - 26.5%
         INCOME EQUITY PORTFOLIO                                          25%                     23.5% - 26.5%
         LARGE COMPANY STYLE                                              25%                     23.5% - 26.5%
                  LARGE COMPANY GROWTH PORTFOLIO                                  20%             18.5% - 21.5%
                  DISCIPLINED GROWTH PORTFOLIO                                    5%               3.5% - 6.5%
         DIVERSIFIED SMALL CAP STYLE                                      10%                      8.5% - 11.5%
                  SMALL CAP INDEX PORTFOLIO                                      2.0%              0.5% - 3.5%
                  SMALL COMPANY GROWTH PORTFOLIO                                 2.4%              0.9% - 3.9%
                  SMALL COMPANY VALUE PORTFOLIO                                  2.4%              0.9% - 3.9%
                  SMALL COMPANY STOCK PORTFOLIO                                  1.6%              0.1% - 3.1%
                  SMALL CAP VALUE PORTFOLIO                                      1.6%              0.1% - 3.1%
         INTERNATIONAL STYLE                                              15%                     13.5% - 16.5%
                  INTERNATIONAL PORTFOLIO                                        14.3%            10.8% - 16.5%
                  SCHRODER EM CORE PORTFOLIO                                     0.8%               0% - 3.3%
         -----------------------------------------------------------------------
         TOTAL FUND ASSETS                                               100%

     The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market value. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
       Currency Rate Risk            Foreign Risk                  Leverage Risk
       Market Risk                   Small Company Risk

GROWTH EQUITY FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. The Fund currently invests in 8 Portfolios.

     The Fund's investments combine 3 different equity styles - a large company growth style, a diversified small cap style and an international style. The Fund allocates the assets dedicated to small company investments to 5
     Portfolios and the assets dedicated to international investments to 2 Portfolios. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends 5 equity styles.

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:
                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                   current                     range of
             investment style                                                     allocation                  investment
             ----------------                                                     ----------                  ----------
              LARGE COMPANY GROWTH PORTFOLIO                              35%                               33% - 37%
              DIVERSIFIED SMALL CAP STYLE                                 35%                               33% - 37%
                       SMALL CAP INDEX PORTFOLIO                                     7.0%                  5.0% - 9.0%
                       SMALL COMPANY GROWTH PORTFOLIO                                8.4%                  8.5% - 12.5%
                       SMALL COMPANY VALUE PORTFOLIO                                 8.4%                  8.5% - 12.5%
                       SMALL COMPANY STOCK PORTFOLIO                                 5.6%                  3.6% - 7.6%
                       SMALL CAP VALUE PORTFOLIO                                     5.6%                  3.6% - 7.6%
              INTERNATIONAL STYLE                                         30%                               28% - 32%
                       INTERNATIONAL PORTFOLIO                                       28.5%                22.4% - 32.0%
                       SCHRODER EM CORE PORTFOLIO                                    1.5%                   0% - 6.4%
              ---------------------------------------------------------------------------------------------------------------
              TOTAL FUND ASSETS                                           100%

26

     The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market or other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
          Currency Rate Risk          Foreign Risk                 Leverage Risk
          Market Risk                 Small Company Risk

LARGE COMPANY GROWTH FUND
[INVESTMENT ICON]

     INVESTMENT  OBJECTIVE.  The  Fund's  investment  objective  is  to  provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Adviser believes have superior growth potential.

     INVESTMENT POLICIES. The Fund invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. The Adviser considers large companies to be those whose Market Capitalization is greater than the median of the Russell 1000 Index. In selecting securities for the Fund, the Adviser seeks issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund may invest in the securities of companies whose growth potential is, in the Adviser's opinion, generally unrecognized or misperceived by the market.

     The Fund may invest up to 20% of its total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may not invest more than 10% of its total assets in the securities of a single issuer.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
           Currency Risk                Foreign Risk               Leverage Risk
           Market Risk

DIVERSIFIED SMALL CAP FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

     INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. The Fund invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 5 Portfolios.

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Current                 Range of
           Investment Style                                           Allocation               Investment
           ----------------                                           ----------               ----------
           SMALL CAP INDEX PORTFOLIO                                      20%                18.5% - 21.5%
           SMALL COMPANY GROWTH PORTFOLIO                                 24%                22.5% - 25.5%
           SMALL COMPANY VALUE PORTFOLIO                                  24%                22.5% - 25.5%
           SMALL COMPANY STOCK PORTFOLIO                                  16%                14.5% - 17.5%
           SMALL CAP VALUE PORTFOLIO                                      16%                14.5% - 17.5%
           ------------------------------------------------------------------------------------------------------------
           TOTAL FUND ASSETS                                             100%


     The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 [RISK ICON]
           Leverage Risk               Market Risk            Small Company Risk


SMALL COMPANY STOCK FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital appreciation.

     INVESTMENT POLICIES. The Fund invests primarily in the common stock of small- and medium-size domestic companies that have Market Capitalizations well below that of the average company in the S&P 500 Index. The Adviser considers small companies to be those companies whose Market Capitalizations are less than the largest stock in the Russell 2000 Index. The Adviser considers medium companies to be those whose Market Capitalizations range from $500 million to $8 billion.

     In selecting securities for the Fund, the Adviser seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund invests in companies that may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of the Adviser, may result in an enhanced entrepreneurial spirit and greater focus. The Adviser believes that such companies may develop into significant business enterprises and that an investment in these companies offers a greater opportunity for capital appreciation than an investment in larger, more established companies.

28

     The Fund may invest up to 20% of its total assets in the securities of foreign companies. The Fund may also write covered call options and purchase call options on equity securities to manage risk or enhance returns.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
           Currency Risk                   Foreign Risk              Market Risk
           Small Company Risk


SMALL CAP OPPORTUNITIES FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation. Current income will be incidental to the objective of capital appreciation.

     INVESTMENT POLICIES. The Fund invests primarily in equity securities of U.S. companies that, at the time of purchase, have Market Capitalizations of $1.5 billion or less.

     The Adviser attempts to identify securities of companies that it believes can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. The Adviser's assessment of a company's management's competence will be an important consideration. These criteria are not rigid and the Fund may make other investments to achieve its objective.

     The Fund will invest principally in equity securities, including common stocks, securities convertible into common stocks, or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. The Fund also may invest to a limited degree in non-convertible debt securities and preferred stocks.

     The Fund may use options and futures contracts to manage risk. The Fund also may use options to enhance return.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
           Leverage Risk           Market Risk                Small Company Risk

INTERNATIONAL FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States.

     INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in international securities. The Fund's investment portfolio combines 2 different investment styles - an international equity investment style and an international emerging markets investment style. The Fund invests in 2 Portfolios.

29

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   Current                  Range of
         Investment Style                                         Allocation               Investment
         INTERNATIONAL PORTFOLIO                                    95%                       80% - 100%
         SCHRODER EM CORE PORTFOLIO                                 5%                         0% - 20%
         ----------------------------------------------------------------------------------------------------------
         TOTAL FUND ASSETS                                          100%

     The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
   Credit Risk                         Currency Rate Risk          Leverage Risk
   Geographic Concentration Risk       Interest Rate Risk
   Market Risk                         Foreign Risk

--------------------------------------------------------------------------------
DESCRIPTIONS OF PORTFOLIOS
--------------------------------------------------------------------------------

POSITIVE RETURN BOND PORTFOLIO

     The Portfolio seeks positive total return each calendar year regardless of general bond market performance by investing in a portfolio of U.S. Government Securities and corporate fixed income securities. The Portfolio's assets are divided into 2 components, short bonds with maturities (or average life) of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The average dollar-weighted maturity of the Portfolio will vary between 1 and 30 years.

     Under normal circumstances, the Portfolio invests at least 50% of its net assets in U.S. Government Securities, including U.S. Treasury Securities. The Portfolio only purchases securities that are rated, at the time of purchase, within 1 of the 2 highest long-term rating categories assigned by an NRSRO or that are unrated and determined by the Adviser to be of comparable quality. The Portfolio may invest up to 25% of its assets in securities rated in the second highest rating category. The Portfolio does not invest more than 25% of its total assets in zero-coupon securities, securities with variable or floating rates of interest or asset-backed securities.

30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
       Credit Risk                 Interest Rate Risk
       Market Risk                 Leverage Risk

MANAGED FIXED INCOME PORTFOLIO

     The Portfolio seeks consistent fixed income returns by investing primarily in Investment Grade intermediate-term securities. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar-denominated, fixed income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others. The Adviser emphasizes the use of intermediate maturity securities to lessen Duration and employs low risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. The Adviser considers intermediate-term securities to be those with maturities of between 2 and 20 years.

     The Portfolio will limit its investment in mortgage-backed securities to not more than 65% of its total assets and its investment in other asset-backed securities to not more than 25% of its net assets. In addition, the Portfolio may not invest more than 30% of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

     The Portfolio only purchases Investment Grade securities. The Portfolio normally will have an average dollar-weighted portfolio maturity of between 3 and 12 years and a Duration of between 2 and 6 years.

     The Portfolio also may invest up to 10% of its total assets in securities issued or guaranteed by foreign governments the Adviser deems stable, or their subdivisioins, agencies, or instrumentalities; loan or security participations; securities of supranational organizations; and municipal securities.

     The Portfolio may use options, swap agreements, interest rate caps, floors, and collars and futures contracts to manage risk. The Portfolio also may use options to enhance return.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
      Credit Risk                  Foreign Risk               Interest Rate Risk
      Leverage Risk                Market Risk                Prepayment Risk

STRATEGIC VALUE BOND PORTFOLIO

     The Portfolio seeks total return by investing primarily in income producing securities. The Portfolio invests in a broad range of fixed income instruments in order to create a strategically diversified portfolio of fixed income investments.

     These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government Securities, preferred stock, convertible bonds and foreign bonds.

     The Adviser focuses on relative value as opposed to predicting the direction of interest rates. In general, the Portfolio seeks higher current income instruments such as corporate bonds and mortgage-and other asset-backed securities in order to enhance returns. The Adviser believes that this exposure enhances performance in varying economic and interest rate cycles and avoids excessive risk concentrations. The Adviser's investment process involves rigorous evaluation of each security, including identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument, and expected returns in varying economic/interest rate environments. The Adviser uses this process to seek to identify securities which represent the best relative economic value. The Adviser then evaluates the results of the investment process against the Portfolio's objective and purchases those securities that are consistent with the Portfolio's investment objective.

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]

     The Portfolio particularly seeks strategic diversification. The Portfolio will not invest more than:

*     75% of its total assets in corporate bonds;

*     65% of its total assets in mortgage-backed securities;

*     50% of its total assets in asset-backed securities; or

*     25% of its total assets in a single industry of the corporate market.

     The Portfolio may invest in U.S. Government Securities without restriction. The Portfolio generally will not invest more than 5% of its total assets in the corporate bonds of any single issuer.

     The Portfolio will invest 65% of its total assets in fixed-income securities rated, at the time of purchase, within the 3 highest rating categories assigned by at least 1 NRSRO, or which are unrated and determined by the Adviser to be of comparable quality. The Portfolio may invest up to 20% of its total assets in Non-Investment Grade securities.

     The average maturity of the Portfolio will vary between 5 and 15 years. In the case of mortgage-backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's Duration normally will vary between 3 and 8 years.

     The Portfolio may use options, swap agreements, interest rate caps, floors, and collars and futures contracts to manage risk. The Portfolio also may use options to enhance return.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
  Credit Risk                      Interest Rate Risk              Leverage Risk
  Market Risk                      Prepayment Risk

32

INDEX PORTFOLIO

     The Portfolio is designed to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index. The Adviser generally executes portfolio transactions for the Portfolio only to replicate the composition of the S&P 500 Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions and may invest in index futures contracts to a limited extent. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal the S&P 500 Index.

     The S&P 500 Index tracks the total return performance of 500 common stocks which are chosen for inclusion in the S&P 500 Index by S&P on a statistical basis. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the total market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of its value. The S&P 500 Index emphasizes large capitalizations and, typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries.

     S&P does not sponsor, sell, promote, or endorse the Portfolio. S&P does not warrant that the S&P 500 Index is a good investment, is accurate or complete, or will track general stock market performance.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
     Leverage Risk            Market Risk                     Index Risk



INCOME EQUITY PORTFOLIO

     The Income Equity Fund section of this prospectus describes this Portfolio.

LARGE COMPANY GROWTH PORTFOLIO

     The Large Company Growth Fund section of this prospectus describes this Portfolio.

DISCIPLINED GROWTH PORTFOLIO

     The Portfolio seeks capital appreciation by investing in common stocks of larger companies. The Portfolio seeks higher long-term returns by investing primarily in the common stock of companies that, in the view of the Adviser, possess above average potential for growth. The Portfolio invests in companies with average Market Capitalizations greater than $5 billion.

     The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the Adviser uses both quantitative and fundamental analysis. The Adviser may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Adviser uses a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals identified by the Adviser. In addition to approximately equal weighting of portfolio securities, the Adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
      Market Risk

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
SMALL CAP INDEX PORTFOLIO

     The Portfolio seeks to replicate the return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market values of the S&P 600 Small Cap Index. The Adviser generally executes portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Fund may hold cash or cash equivalents to facilitate payment of the Fund's expenses or redemptions and may invest in index futures contracts. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal that of the S&P 600 Small Cap Index.

     The S&P 600 Small Cap Index tracks the total return performance of 600 common stocks which are chosen for inclusion in the S&P 600 Small Cap Index by S&P on a statistical basis. The 600 securities, most of which trade on the New York Stock Exchange, represent 4% of the total market value of all U.S. common stocks. Each stock in the S&P 600 Small Cap Index is weighted by its market value. The S&P 600 Small Cap Index emphasizes smaller capitalizations and typically, companies included in the S&P 600 Small Cap Index may not be the largest nor most dominant firms in their respective industries.

     S&P does not sponsor, sell, promote, or endorse the Portfolio. S&P does not warrant that the S&P 600 Small Cap Index is a good investment, is accurate or complete, or will track general stock market performance.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
    Leverage Risk                    Market Risk                      Index Risk


SMALL COMPANY STOCK PORTFOLIO

     The Small Company Stock Fund section of this prospectus describes this Portfolio.

34

SMALL COMPANY GROWTH PORTFOLIO

     The Portfolio seeks to provide long-term capital appreciation by investing in smaller domestic companies. The Portfolio invests primarily in the common stock of small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose Market Capitalization is less than the largest stock in the Russell 2000 Index.

     In selecting securities for the Portfolio, the Adviser seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management, or measures taken to close the gap between share price, and takeover/asset value.

     The Portfolio will invest up to 10% of its total assets in securities of foreign companies. The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
   Currency Risk                    Foreign Risk                     Market Risk
   Small Company Risk

SMALL COMPANY VALUE PORTFOLIO

     The Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies whose Market Capitalization is less than the largest stock in the Russell 2000 Index or approximately $1.4 billion. The Adviser focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. Value investing may reduce downside risk and offer potential for capital appreciation as a stock gains favor among other investors and its stock price rises.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
          Market Risk                         Small Company Risk


SMALL CAP VALUE PORTFOLIO

     The Portfolio seeks capital appreciation by investing in common stocks of smaller companies. The Portfolio will normally invest substantially all of its assets in securities of companies with Market Capitalizations that reflect the Market Capitalization of companies included in the Russell 2000 Index. The Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that the Adviser believes to be undervalued and likely to report a level of corporate earnings exceeding the level expected by investors. The Adviser values companies based upon both the price-to-earnings ratio of the company, and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the Adviser uses both quantitative and fundamental analysis. Among other factors, the Adviser considers changes of earnings estimates by investment analysts, the recent trend of company earnings reports and the fundamental business outlook for the company.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
                     Market Risk                         Small Company Risk


INTERNATIONAL PORTFOLIO
                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]

     The Portfolio seeks to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States. The Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. The Portfolio also may invest in the securities of domestic closed-end investment companies that invest primarily in foreign securities and may invest in debt securities of foreign governments or their political subdivisions, agencies, or instrumentalities, of supranational organizations, and of foreign corporations. The Portfolio's investments are generally diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, the Netherlands, Hong Kong, Singapore, and Australia. In general, the Portfolio will invest only in securities of companies and governments in countries that the Adviser, in its judgment, considers both politically and economically stable. The Fund may invest more than 25% of its total assets in investments in a particular country, region or type of investment.

     The Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock. The Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
     Credit Risk                         Currency Rate Risk        Foreign Risk
     Geographic Concentration Risk       Interest Rate Risk        Leverage Risk
     Market Risk

36

SCHRODER EM CORE PORTFOLIO

     The Portfolio seeks to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of companies in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income is incidental to the Portfolio's objective.

     The Portfolio may invest, under normal market conditions, at least 65% of its total assets in emerging market equity and debt securities, including convertible securities and stock rights and warrants.

     The Adviser considers "emerging market" countries generally to be all those countries not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If the Adviser determines that the economy of a MSCI World-listed country is an emerging market economy, the Adviser may include such country in the emerging market category. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in a single country.

     The Fund may invest up to 35% of its total assets in Non-Investment Grade fixed income securities. The Fund may enter into foreign exchange contracts, including forward contracts, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
     Credit Risk                         Currency Rate Risk         Foreign Risk
     Geographic Concentration Risk       Interest Rate Risk        Leverage Risk
     Market Risk                         Prepayment Risk

37
--------------------------------------------------------------------------------
  RISK CONSIDERATIONS       [PC MONITORS]
--------------------------------------------------------------------------------

This section describes the principal risks that may apply to the Funds. Each Fund's exposure to these risks depends upon its specific investment profile. The Fund's description in Investment Objectives and Policies lists the Fund's principal risks.


CREDIT RISK
[RISK ICON]

     The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. This risk is greater for Non-Investment Grade securities.

CURRENCY RATE RISK
[RISK ICON]

     The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect a Fund's investments.


FOREIGN INVESTMENT RISK
[RISK ICON]

     The risk that foreign investments may be subject to political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors' assets. Also, the risk that the price of a foreign issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issues. This risk may be greater for investments in issuers in emerging or developing markets.

                                                       [RISK CONSIDERATIONS TAB]
GEOGRAPHIC CONCENTRATION RISK
[RISK ICON]

     The risk that factors adversely affecting a Fund's investments in issuers located in a state, country, or region will affect the Fund's net asset value more than would be the case if the Fund had made more geographically diverse investments.


INDEX RISK
[RISK ICON]

     The risk that a Fund designed to replicate the performance of an index of securities will replicate the performance of the index during adverse market conditions because the portfolio manager is not permitted to take a temporary defensive position or otherwise vary the Fund's investments to respond to the adverse market conditions.


INTEREST RATE RISK
[RISK ICON]

     The risk that changes in interest rates may affect the value of your investment. With fixed-rate securities, including U.S. Government Securities, an increase in interest rates typically causes the value of a Fund's securities to fall, while a decline in interest rates may produce an increase in the market value of the securities. Because of this risk, an investment in a Fund that invests in fixed income securities is subject to risk even if all the fixed income securities in the Fund's portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

38

LEVERAGE RISK
[RISK ICON]

     The risk that some transactions may multiply smaller market movements into large changes in a Fund's net asset value. This risk may occur when a Fund borrows money or enters into transactions that have a similar economic effect, such as short sales or forward commitment transactions. This risk also may occur when a Fund makes investments in derivatives, such as options or futures contracts.


MARKET RISK
[RISK ICON]

     The risk that the market value of a Fund's investments will fluctuate as the stock and bond markets fluctuate generally. Market risk may affect a single issuer, industry, or section of the economy or may affect the market as a whole.


PREPAYMENT RISK
[RISK ICON]

     The risk that issuers will prepay fixed rate securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates than the prepaid securities. For a Fund investing in mortgage- and other asset-backed securities, this is also the risk that a decline in interest rates may result in holders of the assets backing the securities to prepay their debts, resulting in potential losses in these securities' values and yield. Alternatively, rising interest rates may reduce the amount of prepayments on the assets backing these securities, causing the Fund's average maturity to rise and increasing the Fund's sensitivity to rising interest rates and potential for losses in value.


SMALL COMPANY RISK
[RISK ICON]

     The risk that investments in smaller companies may be more volatile than investments in larger companies. Smaller companies may have higher failure rates than larger companies. A small company's securities may be hard to sell because the trading volume of the securities of smaller companies is normally lower than that of larger companies. Short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure.

--------------------------------------------------------------------------------
  COMMON POLICIES          [PC MONITORS]
--------------------------------------------------------------------------------

     Except as otherwise indicated, the Board may change the Fund's investment policies without shareholder approval. The Funds' investment objectives are Fundamental.


VOTING ISSUES

     In determining the outcome of shareholder votes, Norwest Advantage Funds normally counts votes on a share-by-share basis. This means that shareholders of Funds with comparatively high net asset values will have a comparatively smaller impact on the outcome of votes by all of the Funds than do shareholders of Funds with comparatively low net asset values.


DOWNGRADED SECURITIES

     Each Fund may retain a security whose rating has been lowered (or a security of comparable quality to a security whose rating has been lowered) below the Fund's lowest permissible rating category if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.


TEMPORARY DEFENSIVE POSITION
                                                           [COMMON POLICIES TAB]

     To respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents. When a Fund makes temporary defensive investments, it may not pursue its investment objective and is likely that its shareholders may be subject to federal and applicable state incoome taxes on a greater portion of the fund's income distributions.


PORTFOLIO TURNOVER

     From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The FINANCIAL HIGHLIGHTS table lists the Funds' portfolio turnover rate.


YEAR 2000 AND EURO

     The Funds could be adversely affected if the computer systems used by the Advisers and other service providers (and in particular, foreign service providers) to the Funds do not properly process and calculate date-related information and data from and after January 1, 2000 or information regarding the new common currency of the European Union. The Year 2000 and Euro issues also may adversely affect the Funds' investments.

     Norwest and Forum Financial Group are taking steps to address the Year 2000 and Euro issues for their computer systems and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. While the Funds do not anticipate any adverse effect on their computer systems from the Year 2000 and Euro issues, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

40

--------------------------------------------------------------------------------
 MANAGEMENT OF THE FUNDS      [OFFICE, WALL STREET JOURNAL]
--------------------------------------------------------------------------------


INVESTMENT ADVISORY SERVICES

     NORWEST INVESTMENT MANAGEMENT, INC. is the investment adviser for each Fund and each Portfolio except the Portfolios advised by Schroder. In this capacity, Norwest makes investment decisions for and administers the Funds' and Portfolios' investment programs. Norwest Investment Management, Inc.'s address is Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479.

     SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. is the investment adviser for the Schroder U.S. Smaller Companies Portfolio, International Portfolio, and Schroder EM Core Portfolio. In this capacity, Schroder makes investment decisions for and administers those Portfolios' investment programs. Schroder Capital Management International Inc.'s address is 787 Seventh Avenue, 34th Floor, New York, NY 10019.

     Norwest and certain of the Funds and the Portfolios have retained investment subadvisers to make investment decisions for and administer the investment programs of those Funds and Portfolios. Norwest decides which portion of the assets of a Fund or Portfolio the subadviser should manage and supervises the subadvisers' performance of their duties. The subadvisers are:

     CRESTONE CAPITAL MANAGEMENT, INC. or CRESTONE, AN INVESTMENT ADVISORY SUBSIDIARY OF NORWEST BANK, PROVIDES INVESTMENT ADVICE REGARDING COMPANIES WITH SMALL MARKET CAPITALIZATION TO VARIOUS CLIENTS, INCLUDING
     INSTITUTIONAL INVESTORS. Crestone Capital Management, Inc.'s address is 7720 East Bellview Avenue, Suite 220, Englewood, CO 80111.

     GALLIARD CAPITAL MANAGEMENT, INC. OR GALLIARD, an investment Advisory subsidiary of Norwest Bank, provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations, and corporate and other business entities. Galliard Capital Management, Ins.'s address is 800 Lasalle Avenue, Suite 2060, Minneapolis, MN 55479.

     PEREGRINE CAPITAL MANAGEMENT, INC. or PEREGRINE, an investment advisory subsidiary of Norwest Bank, provides investment advisory services to corporate and public pension plans; profit sharing plans; savings-investment plans, and 401(K) Plans. Peregrine Capital Management Inc.'s address is Lasalle Plaza, 800 Lasalle Avenue., Suite 1850, Minneapolis, MN 55402.

     SMITH ASSET MANAGEMENT GROUP, L.P. OR SMITH, an investment advisory affiliate of Norwest Bank, provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. Smith Asset Management Group, L.P.'S Address is 300 Crescent Court, Suite 750, Dallas, TX 75201.

     Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Funds' investments. The year a portfolio manager began managing a Fund or Portfolio follows the manager's name in parenthesis. The list includes the investment advisory fees payable to Norwest or Schroder by the Fund and by any Portfolios in which it invests. The list states the investment advisory fees on an annualized basis as a percentage of a Fund's or Portfolio's average daily net assets. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers and advisory fees.

How investment advisory fees are paid depends on whether or not a Fund invests in Portfolios.

* If a Fund invests directly in a portfolio of securities, Norwest receives an investment advisory fee directly from the Fund.

* If a Fund invests in a single Portfolio, Norwest or Schroder receives an investment advisory fee from the Portfolio.

* If a Fund invests in more than 1 Portfolio, Norwest or Schroder receives an investment advisory fee from each of those Portfolios. In addition, Norwest receives a fee from each Fund for the "asset allocation services" of determining the Funds' investments in the Portfolios and how much of the Fund's assets to invest in each Portfolio.

If a Fund invests in more than 1 Portfolio, the total amount of the investment advisory fee paid to Norwest or Schroder as a result of the Fund's investments varies depending on how much of the Fund's assets are invested in and the investment advisory fee payable to each Portfolio.

Norwest (and not the Funds or Portfolios) pays the subadvisers' investment subadvisory fees. The investment subadvisory fees do not increase the amount of the investment advisory fees paid to Norwest by the Funds or Portfolios.

                                                   [MANAGEMENT OF THE FUNDS TAB]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GROWTH BALANCED FUND
 FUND ADVISORY FEE:             0.25%

 PORTFOLIO:                     POSITIVE RETURN BOND PORTFOLIO
 SUBADVISER:                    PEREGRINE
 PORTFOLIO MANAGERS:            William D. Giese, CFA (1994)  and Patricia Burns (1998).
 ADVISORY FEE:                  0.35%

 PORTFOLIO:                     STRATEGIC VALUE BOND PORTFOLIO
 SUBADVISER:                    GALLIARD
 PORTFOLIO MANAGERS:            Richard Merriam, CFA (1997), John Huber (1998), and David Yim
                               (1998).
 ADVISORY FEE:                  0.50%

42

GROWTH BALANCED FUND - CONTINUED

 PORTFOLIO:                     MANAGED FIXED INCOME PORTFOLIO
 SUBADVISER:                    GALLIARD
 PORTFOLIO MANAGERS:            Richard Merriam, CFA (1995) and Ajay Mirza (1998).
 ADVISORY FEE:                  0.35%

 PORTFOLIO:                     INDEX PORTFOLIO
 PORTFOLIO MANAGERS:            David D. Sylvester (1996) and Laurie R. White (1996).
 ADVISORY FEE:                  0.15%

 PORTFOLIO:                     INCOME EQUITY PORTFOLIO
 PORTFOLIO MANAGER:             David L. Roberts, CFA (1994).
 ADVISORY FEE:                  0.50%

 PORTFOLIO:                     LARGE COMPANY GROWTH PORTFOLIO
 SUBADVISER:                    PEREGRINE
 PORTFOLIO MANAGERS:            John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998).
 ADVISORY FEE:                  0.65%

 PORTFOLIOS:                    DISCIPLINED GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO
 SUBADVISER:                    SMITH
 PORTFOLIO MANAGER:             Stephen S. Smith, CFA (1997)
 ADVISORY FEE:                  DISCIPLINED GROWTH PORTFOLIO: 0.90%
                                SMALL CAP VALUE PORTFOLIO: 0.95%

 PORTFOLIO:                     SMALL CAP INDEX PORTFOLIO
 PORTFOLIO MANAGERS:            David D. Sylvester (1998) and Laurie R. White (1998).
 ADVISORY FEE:                  0.25%

 PORTFOLIO:                     SMALL COMPANY GROWTH PORTFOLIO
 SUBADVISER:                    PEREGRINE
 PORTFOLIO MANAGERS:            Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998).
 ADVISORY FEE:                  0.90%

 PORTFOLIO:                     SMALL COMPANY VALUE PORTFOLIO
 SUBADVISER:                    PEREGRINE
 PORTFOLIO MANAGERS:            Tasso H. Coin, Jr. (1995) and Douglas G. Pugh (1997).
 ADVISORY FEE:                  0.90%

 PORTFOLIO:                     SMALL COMPANY STOCK PORTFOLIO
 SUBADVISER:                    CRESTONE
 PORTFOLIO MANAGER:             Kirk McCown, CFA (1993).
 ADVISORY FEE:                  0.90%

 PORTFOLIO:                     INTERNATIONAL PORTFOLIO
 ADVISER:                       SCHRODER
 PORTFOLIO MANAGER:             Michael Perelstein (1997)
 ADVISORY FEE:                  0.45%


 PORTFOLIO:                     SCHRODER EM CORE PORTFOLIO
 ADVISER:                       SCHRODER
 PORTFOLIO MANAGERS:            John A. Troiano (1997), Heather Crighton (1997), and Mark
                                Bridgeman (1997)
 ADVISORY FEE:                  1.00%




  INCOME EQUITY FUND
  PORTFOLIO:                     INCOME EQUITY PORTFOLIO
  PORTFOLIO MANAGER:             David L. Roberts, CFA (1994) and Gary J.Dunn (1994).
  ADVISORY FEE:                  0.50%.


  VALUGROWTH STOCK FUND
  PORTFOLIO MANAGER:             David S. Lunt, CFA (1996)
  ADVISORY FEE:                  0.80% - first $300 million; 0.76% - next $400 million; 0.72% -
                                 remaining.


  DIVERSIFIED EQUITY FUND
  GROWTH EQUITY FUND
  FUND ADVISORY FEE:             0.25%

  PORTFOLIO:                     INDEX PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY)
  PORTFOLIO MANAGERS:            David D. Sylvester (1996) and Laurie R. White (1996)
  ADVISORY FEE:                  0.15%

  PORTFOLIO:                     INCOME EQUITY PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY)
  PORTFOLIO MANAGER:             David L. Roberts, CFA (1994)and Gary J. Dunn (1994)
  ADVISORY FEE:                  0.50%

  PORTFOLIO:                     LARGE COMPANY GROWTH PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
  ADVISORY FEE:                  0.65%

  PORTFOLIOS:                    DISCIPLINED GROWTH PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY) AND
                                 SMALL CAP VALUE PORTFOLIO
  SUBADVISER:                    SMITH
  PORTFOLIO MANAGER:             Stephen S. Smith (1997)
  ADVISORY FEE:                  Disciplined Growth Portfolio: 0.90%
                                 Small Cap Value Portfolio 0.95%
                                                   [MANAGEMENT OF THE FUNDS TAB]

  PORTFOLIO:                     SMALL CAP INDEX PORTFOLIO
  PORTFOLIO MANAGERS:            David D. Sylvester (1998) and Laurie R. White (1998)
  ADVISORY FEE:                  0.25%

  PORTFOLIO:                     SMALL COMPANY GROWTH PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
  ADVISORY FEE:                  0.90%

  PORTFOLIO:                     SMALL COMPANY VALUE PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            Tasso H. Coin, Jr. (1995)  and Douglas G. Pugh (1997)
  ADVISORY FEE:                  0.90%



44


  DIVERSIFIED EQUITY FUND
  GROWTH EQUITY FUND - CONTINUED
  PORTFOLIO:                     SMALL COMPANY STOCK PORTFOLIO
  SUBADVISER:                    CRESTONE
  PORTFOLIO MANAGER:             Kirk McCown, CFA (1993)
  ADVISORY FEE:                  0.90%

  PORTFOLIO:                     INTERNATIONAL PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGER:             Michael Perelstein (1997)
  ADVISORY FEE:                  0.45%

  PORTFOLIO:                     SCHRODER EM CORE PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGERS:            John A. Troiano (1997), Heather Crighton (1997), and Mark
                                 Bridgeman (1997)
  ADVISORY FEE:                  1.00%


  LARGE COMPANY GROWTH FUND
  PORTFOLIO:                     LARGE COMPANY GROWTH PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGER:             John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
  ADVISORY FEE:                  0.65%


  DIVERSIFIED SMALL CAP FUND
  FUND ADVISORY FEE:             0.25%

  PORTFOLIO:                     SMALL CAP INDEX PORTFOLIO
  PORTFOLIO MANAGERS:            David D. Sylvester (1998) and Laurie R. White (1998)
  ADVISORY FEE:                  0.25%

  PORTFOLIO:                     SMALL COMPANY GROWTH PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
  ADVISORY FEE:                  0.90%

  PORTFOLIO:                     SMALL COMPANY VALUE PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            Tasso H. Coin, Jr. (1995) and Douglas G. Pugh (1998)
  ADVISORY FEE:                  0.90%

  PORTFOLIO:                     SMALL COMPANY STOCK PORTFOLIO
  SUBADVISER:                    CRESTONE
  PORTFOLIO MANAGER:             Kirk McCown, CFA (1993).
  ADVISORY FEE:                  0.90%.




  DIVERSIFIED SMALL CAP FUND - CONTINUED
  PORTFOLIOS:                    DISCIPLINED GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO
  SUBADVISER:                    SMITH
  PORTFOLIO MANAGER:             Stephen S. Smith, CFA (1997)
  ADVISORY FEE:                  Disciplined Growth Portfolio: 0.90%
                                 Small Cap Value Portfolio: 0.95%


  SMALL COMPANY STOCK FUND
  PORTFOLIO:                     SMALL COMPANY STOCK PORTFOLIO
  SUBADVISER:                    CRESTONE
  PORTFOLIO MANAGER:             Kirk McCown, CFA (1993)
  ADVISORY FEE:                  0.90%


  SMALL CAP OPPORTUNITIES FUND
  PORTFOLIO:                     SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGER:             Ira Unschuld  (1998)
  ADVISORY FEE:                  0.60%


  INTERNATIONAL FUND
  FUND ADVISORY FEE:             0.25%

  PORTFOLIO:                     INTERNATIONAL PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGER:             Michael Perelstein (1997)
  ADVISORY FEE:                  0.45%

  PORTFOLIO:                     SCHRODER EM CORE PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGER:             John A. Troiano (1997) Heather Crighton (1997) and Mark
                                 Bridgeman (1997)
  ADVISORY FEE:                  1.00%

                                                   [MANAGEMENT OF THE FUNDS TAB]

46

PORTFOLIO MANAGERS

     Norwest Portfolio Managers:

     PATRICIA BURNS, associated with Norwest of its affiliates since 1983. Ms. BUrns is a Senior Vice President of Peregrine and has been a portfolio manager at Peregrine for more than ten years.

     TASSO H. COIN, JR., associated with Norwest or its affiliates since 1995. Mr. Coin has been a Senior Vice President of Peregrine since 1995. From 1992 to 1995, Mr. Coin was a research officer at Lord Asset Management.

     JOHN S. DALE, associated with Norwest or its affiliates since 1968. Mr. Dale is a Senior Vice President of Peregrine.

     GARY J. DUNN, associated with Norwest or its affiliates since 1979. Mr. Dunn is a Director of Institutional Investments of Norwest.

     WILLIAM D. GIESE, associated with Norwest or its affiliates since 1982. Mr. Giese is a Senior Vice President of Peregrine, has been a portfolio manager at Peregrine for more than ten years, and has more than 20 years' experience in fixed income securities management.

     JOHN HUBER, associated with Norwest or its affiliates since 1990. Mr. Huber has been a Portfolio Manager and Corporate Trading Specialist at Galliard since 1995 and has been in investment management since 1990.

     DAVID S. LUNT, associated with Norwest or its affiliates since 1992. Mr. Lunt is a Managing Director, Equities of Norwest.

     KIRK MCCOWN, associated with Norwest or its affiliates since 1993. Mr. McCown is the founder, President and a Director of Crestone.

     RICHARD MERRIAM, associated with Norwest or its affiliates since 1995. Mr. Merriam has been a managing partner of Galliard since 1995 and is responsible for investment process and strategy. Mr. Merriam was previously Chief Investment Officer of Insight Investment Management.

     ROBERT B. MERSKY, associated wtih Norwest or its affiliates since 1968. Mr. Mersky is the President of Peregrine.

     AJAY MIRZA, associated with Norwest or its affiliates since 1995. Mr. Mirza has been a Portfolio Manager and Mortgage Specialist with Galliard since 1995. Before joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers.

     GARY E. NUSSBAUM, associated with Norwest or its affiliates since 1990. Mr. Nussbaum is a Senior Vice President of Peregrine.

     DOUGLAS G. PUGH, associated with Norwest or its affiliates since 1997. Mr. Pugh is a Senior Vice President of Peregrine. Before joining Peregrine, Mr. Pugh was a senior equity analyst and portfolio manager for Advantus Capital Management and an analyst with Kemper Corporation.

     DAVID L. ROBERTS, associated with Norwest or its affiliates since 1972. Mr. Roberts is a Managing Director, Equities of Norwest.

     STEPHEN S. SMITH, associated with Norwest or its affiliates sine 1997. Mr. Smith has been a Chief Investment Officer and principal of the Smith Group since 1995. Mr. Smith previously served as senior portfolio manager with NationsBank and in several capacities with AIM Management Company's Summit Fund.

     DAVID D. SYLVESTER, associated with Norwest or its affiliates since 1979. Mr. Sylvester currently is a Managing Director - Reserve Asset Management.

     PAUL E. VON KUSTER, associated with Norwest or its affiliates since 1972. Mr. Von Kuster is a Senior Vice President of Peregrine.

     LAURIE R. WHITE, associated with Norwest or its affiliates since 1991. Ms. White is a Director-Reserve Asset Management.

     DAVID YIM, associated wtih Norwest or its affiliates since 1995. Mr. Yim has been a Portfolio Manager and Credit Research Specialist of Galliard since 1995 and previously worked for American Express Financial Advisors as a Research Analyst.

     Schroders Portfolio Managers:

     MARK BRIDGEMAN, associated with Schroders or its affiliates since 1990. Mr. Bridgeman is a Vice President of Schroders.

     HEATHER CRIGHTON, associated with Schroders or its affiliates since 1992. Ms Crighton is a Vice President of Schroders.

     MICHAEL PERELSTEIN, associated with Schroders or its affiliates since 1997. Mr. Perelstein has been a Senior Vice President of Schroders since January 1997. Previously Mr. Perelstein was a Managing Director at MacKay Shields.

     JOHN A. TROIANO, associated with Schroders or its affiliates since 1981. Mr. Troiano has been Chief Executive Officer of Schorders since April 1, 1997 and a Managing Director of Schroders since October 1995.

     IRA UNSCHULD, associated with Schroders or its affiliates since 1990. Mr. Unschuld is a Group Vice President.
                                                   [MANAGEMENT OF THE FUNDS TAB]

48

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

     Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by a Fund that invests in 1 or more Portfolios. Norwest does not receive any compensation under this arrangement as long as a Fund invests entirely in Portfolios. If a Fund redeems assets from a Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

     OTHER FUND SERVICES

     The FORUM FINANCIAL GROUP of companies provide managerial, administrative, and underwriting services to the Funds. NORWEST BANK acts as the Funds' transfer agent, dividend disbursing agent, and custodian.

--------------------------------------------------------------------------------
      CHOOSING A SHARE CLASS       [PC MONITORS]
--------------------------------------------------------------------------------

     Sales charges and fees vary considerably between a Fund's classes. Consider the differences in the classes' fee structures carefully before choosing which class to purchase. In particular, consider how long you intend to invest in the Fund and whether during that period it would be more advantageous to invest in a class with an initial sales charge and comparatively low expenses, a class with no sales charge but with a CDSC and distribution and shareholder servicing fees or a class with a comparatively low initial sales charge, a comparatively low CDSC, and a distribution fee. Also, consider whether you might qualify for a reduced sales charge on A Shares and whether any difference in total expenses between classes would be offset by A Shares' higher yield. The SAI has more information about ways to qualify for reduced sales charges and how reduced sales charge alternatives operate.

A SHARES

     The Funds offers A Shares at their next-determined net asset value plus the following initial sales charge (no sales charge applies to reinvestments of distributions):

                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE OF*
   AMOUNT OF PURCHASE                                 OFFERING PRICE+         NET ASSET VALUE

   Less than $50,000...............                        5.50%                   5.76%
   $50,000 to $99,999..............                        4.50%                   4.71%
   $100,000 to $249,000............                        3.50%                   3.63%
   $250,000 to $499,000............                        2.50%                   2.56%
   $500,000 to $999,000............                        2.00%                   2.04%
   Over $1,000,000.................                        0.00%                   0.00%
   *Rounded to the nearest one-hundredth percent.
   +The amount of the initial sales charge is included in the offering price.


     If you redeem A Shares purchased with a reduced sales charge, the Funds may impose a charge on the redemption depending on how long you have held the shares.

     A  Shares  for  Growth  Balanced  Fund,  Large  Company  Growth  Fund,  and
     Diversified Small Cap Fund have disbribtuion fees of 0.10% under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.



                                                    [CHOOSING A SHARE CLASS TAB]
B SHARES

     The Funds offer B Shares at their net asset value per share. B Shares have distribution and shareholder servicing fees of 1.00% of the average daily net assets of the class under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying a front-end sales charge.

50

CONTINGENT DEFERRED SALES CHARGE

     If you redeem B Shares within 6 years of purchase, there will be a CDSC on the redemption in the amount indicated below. The amount of the CDSC will vary depending on the number of years between the payment for the purchase of the shares and their redemption. You will pay the CDSC on the lesser of the cost of the B Shares redeemed and their net asset value upon redemption. The Funds do not impose a CDSC on B Shares purchased through reinvestments of distributions.


                                  YEAR SINCE PURCHASE                                        CHARGE FOR EACH FUND


                                                                                                     4.0%
                               First.................................................
                                                                                                     3.0%
                               Second................................................
                                                                                                     3.0%
                               Third.................................................
                                                                                                     2.0%
                               Fourth................................................
                                                                                                     2.0%
                               Fifth.................................................
                                                                                                     1.0%
                               Sixth.................................................
                                                                                                     None
                               Seventh...............................................



     The Funds will redeem shares in the manner that results in the imposition of the lowest CDSC. The Funds will automatically redeem shares first from any A Shares of the Fund, second from B Shares and C Shares of the Fund acquired pursuant to reinvestment of distributions, third from B Shares and C Shares of the Fund held for more than 6 years or 1 year, fourth from B Shares held for 5 years and C Shares held for less than 1 year, and fifth from the longest outstanding B Shares of the Fund held for less than 5 years.

CONVERSION FEATURE

     B Shares will automatically convert to A Shares 6 years from the end of the calendar month in which the Fund accepted your purchase. The conversion will be on the basis of the relative net asset values of the shares, without the imposition of any sales load, fee, or other charge. For purposes of conversion, the Funds will consider B Shares purchased through the reinvestment of distributions to be held in a separate sub-account. Each time any B Shares in your account (other than those in the sub-account) convert, a corresponding pro rata portion of the shares in the sub-account will also convert. The Funds may suspend the conversion feature in the future; in that event, B Shares might continue to pay their distribution fee indefinitely.

C SHARES

     The Funds offer C Shares at their next-determined net asset value. There is no sales charge on reinvestments of distributions. C Shares have distribution fees of 0.75% of the average daily net assets of the class under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying a front-end sales charge.

CONTINGENT  DEFERRED  SALES  CHARGE

     If you redeem C Shares within a year of purchase, there will be a 1.0% CDSC on the redemption. You will pay the CDSC on the lesser of the cost of the C Shares redeemed and their net asset value upon redemption. The Funds do not impose a CDSC on C Shares purchased through reinvestments of distributions.

     The Funds will redeem shares in the manner that results in the imposition of the lowest CDSC. The Funds will automatically redeem shares first from any A Shares of the Fund, second from B Shares and C Shares of the Fund acquired pursuant to reinvestment of distributions, third from B Shares and C Shares of the Fund held for more than 6 years or 1 year, fourth from B Shares held for 5 years and C Shares held for less than 1 year, and fifth from the longest outstanding B Shares of the Fund held for less than 5 years.



















                                                    [CHOOSING A SHARE CLASS TAB]

52

--------------------------------------------------------------------------------
      HOW TO BUY AND SELL SHARES        [PC MONITORS]
--------------------------------------------------------------------------------

     You may purchase Fund shares on "Fund Business Days" at their net asset value next determined after receipt of your purchase order in proper form plus, in the case of A Shares and C Shares, any applicable sales charge. Fund Business Days are all weekdays except generally observed national holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas) and Good Friday.

GENERAL PURCHASE INFORMATION

     You may purchase shares directly or through a financial institution. The Fund's transfer agent processes all transactions in Fund shares.

     All of the Funds require a minimum initial investment of $1,000 and minimum subsequent investments of $100. The Funds may waive their investment minimums. Your shares become eligible to receive distributions the Fund Business Day after your purchase order is received in proper form.

     The Funds reserve the right to reject any subscription for the purchase of shares, including subscriptions by market timers. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

PURCHASE PROCEDURES

DIRECT PURCHASES

     You may obtain an account application by writing Norwest Advantage Funds at the following address:

                                     NORWEST ADVANTAGE FUNDS
                                     [NAME OF FUND]
                                     NORWEST BANK MINNESOTA, N.A.
                                     TRANSFER AGENT
                                     733 MARQUETTE AVENUE
                                     MINNEAPOLIS, MN 55479-0040

     When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

     You must pay for your shares in U.S. dollars by check or money order drawn on a U.S. bank, by bank or federal funds wire transfer, or by electronic bank transfer. Cash cannot be accepted.

     Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

PURCHASES  BY MAIL

     You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within 2 business days after receipt of the check. Checks drawn on some non-member banks may take longer. If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent or the distributor.

     To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

PURCHASES BY BANK WIRE

     You must first telephone the Funds' transfer agent at 1-612-667-8833 or 1-800-338-1348 to obtain an account number before making an initial investment in a Fund by bank wire. Then instruct your bank to wire your money immediately to:

                          NORWEST BANK MINNESOTA, N.A.
                          A091 000 019
                          FOR CREDIT TO: NORWEST ADVANTAGE FUNDS 0844-131
                          RE: [NAME OF FUND][CLASS OF SHARES]
                          ACCOUNT NO.:
                          ACCOUNT NAME:

     Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Funds do not charge for the receipt of wire transfers. The Funds treat payment by bank wire as a federal funds payment when received.
                                                [HOW TO BUY AND SELL SHARES TAB]
PURCHASES THROUGH FINANCIAL INSTITUTIONS

     You may purchase and redeem shares through certain broker-dealers, banks, and other financial institutions. When you purchase a Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming, or exchanging shares.

54

SUBSEQUENT PURCHASES OF SHARES

     You may make subsequent purchases by mailing a check, by sending a bank wire, or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

GENERAL REDEMPTION INFORMATION

     You may redeem a Fund's shares as of the next determination of the Fund's net asset value following receipt by the transfer agent of your redemption order in proper form subject to, in the case of B Shares and C Shares, a CDSC imposed on most redemptions made within 6 years or 1 year of purchase. Redeemed shares are not entitled to receive distributions after the day on which the redemption is effective.

     Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days), (2) the New York Stock Exchange is closed (or trading is restricted) for any reason other than normal weekend or holiday closings, (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value, or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

     To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and (11) the payment of redemption proceeds to any address, person, or account for which there are not established standing instructions.

     You may  obtain  signature  guarantees  at any of the  following  types  of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations, or other eligible institutions. The specific institution providing the guarantee must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

     The Funds and the transfer agent will use  reasonable  procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Funds and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

     Because of the cost of maintaining smaller accounts, Norwest Advantage Funds may redeem, upon not less than 60 days' written notice, any account with a net asset value of less than $1,000 immediately following any redemption.

REDEMPTION PROCEDURES

     If you have invested directly in a Fund you may redeem your shares as described below. If you have invested through a financial institution you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

REDEMPTION BY MAIL

     You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signature guaranteed.

REDEMPTION BY TELEPHONE

     If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered, and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

REDEMPTION BY BANK WIRE

     If you have elected wire redemption privileges, you may request a Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are wired on the Fund Business Day after the transfer agent receives a redemption request in proper form.
                                                [HOW TO BUY AND SELL SHARES TAB]
EXCHANGES

     You may exchange A Shares and B Shares for A Shares and B Shares, respectively, of the Funds and of other funds of Norwest Advantage Funds that offer those classes of shares. You may exchange C Shares of a Fund for C Shares of the other Funds. You may also exchange your shares for some classes of certain money market funds of Norwest Advantage Funds. Call or write the transfer agent for both a list of funds that offer shares exchangeable with those of the Funds and for prospectuses of those funds.

56

     The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Funds, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees (other than CDSCs) charged by, and the limitations (including minimum investment restrictions) of, the fund into which you are exchanging.

     You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a fund only if that fund's shares may legally be sold in your state of residence.

     The Funds and federal tax law treat an exchange as a redemption and a purchase of shares. The Funds may amend or terminate exchange procedures on 60 days' notice.

SALES CHARGES

     Some exchanges of A Shares may require a sales charge in addition to the sales charge you paid to purchase the shares. If you exchange into a fund that imposes an initial sales charge greater than the sales charge you paid, you must pay the difference between the sales charge of the fund you are exchanging into and your Fund. For example, if you paid a 2% initial sales charge on a purchase of shares and then exchanged those shares for shares of another fund with a 3% initial sales charge, you would pay an additional 1% sales charge on the exchange. The Funds deem A Shares acquired through the reinvestment of distributions to have been acquired with a sales charge equal to the maximum sales charge of the Fund.

     You may exchange B Shares and C Shares without paying a CDSC. If you redeem B Shares or C Shares you received in an exchange, the CDSC will be calculated as if you never exchanged the shares you originally purchased. B Shares acquired through an exchange will convert to A Shares when the B Shares originally purchased would convert to A Shares.

EXCHANGES BY MAIL

     You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE

     If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.

--------------------------------------------------------------------------------
     DISTRIBUTIONS AND TAX MATTERS      [OFFICE, WALL STREET JOURNAL]
--------------------------------------------------------------------------------

DISTRIBUTIONS

     The Funds declare and pay distributions of net investment income as follows:

   Declared and paid quarterly:           Income Equity Fund,  ValuGrowth  Stock
                                          Fund, and  Small Company  Stock  Fund.

   Declared and paid annually             Each other Fund.

     Each Fund distributes net capital gain, if any, at least annually.

     You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option and the Directed Dividend Option.

     * Under the Reinvestment Option, all distributions of a Fund are automatically invested in additional shares of that Fund. You are automatically assigned this option unless you select another option.

     *    Under the Cash Option, you are paid all distributions in cash.

     * Under the Directed Dividend Option, if you own $10,000 or more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another fund of Norwest Advantage Funds. Call or write the transfer agent for more information about the Directed Dividend Option.

     All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund. All distributions reinvested in a fund are reinvested at the fund's net asset value as of the payment date of the distribution

TAX MATTERS

     The Funds are managed so that they do not owe federal income or excise taxes. Distributions paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gain may be taxable at different rates depending on the length of time the Fund holds its assets. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares.

     Distributions reduce the net asset value of the Fund paying the distribution by the amount of the distribution. Furthermore, a distribution made shortly after you purchase shares, although in effect a return of capital to you, is taxable.
                                              [DISTRIBUTIONS AND TAX MATTERSTAB]

     If a Fund receives investment income from sources within foreign countries, that income may be subject to foreign income or other taxes. International Fund intends, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio and Schroder EM Core Portfolio. If you own shares of International Fund, you will be notified of your share of those foreign taxes and will be required to treat the amount of the foreign taxes as additional income. In that event, you may be entitled to claim a credit or deduction for those taxes on your federal tax return.

--------------------------------------------------------------------------------
      OTHER INFORMATION       [PC MONITORS]
--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

     Each Fund determines its net asset value at 4:00 p.m., Eastern Time on each Fund Business Day by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds value portfolio securities at current market value if market quotations are readily available. If market quotations are not readily available, the Funds value those securities at fair value as determined by or under procedures adopted by the Board.

     European, Far Eastern, and other international securities exchanges and over-the-counter markets normally complete trading well before the close of business on each Fund Business Day. Trading in foreign securities, however, may not take place on all Fund Business Days or may take place on days that are not Fund Business Days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities. If events occur that affect the securities' value after the close of the markets on which they trade, the Funds may make an adjustment to the value of the securities for purposes of determining net asset value.

     For purposes of determining net asset value, the Funds convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

     Each Fund reserves the right to invest in 1 or more Portfolios. Each Fund bears its pro rata share of the expenses of any Portfolio in which it invests. The Board may redeem a Fund's investment in a Portfolio at any time. The Fund could then invest directly in portfolio securities or could re-invest in 1 or more different Portfolios that could have different fees and expenses. A Fund might redeem, for example, if other investors had sufficient voting power to change the investment objectives or policies of the Portfolio in a manner detrimental to the Fund.


BROKER-DEALER REALLOWANCES

     The Funds' distributor may pay a "broker-dealer's" reallowance to certain financial intermediaries purchasing shares as principal or agent. Normally, the distributor will reallow the amounts indicated below, although it may at times reallow the entire sales charge. The distributor also may make additional payments to certain intermediaries out of its own resources of up to 1.00% of the net asset value of Fund shares purchased. Norwest Advantage Funds may change the amount of the reallowance.

     In addition, at its own expense, the distributor may provide compensation, including financial assistance, to financial intermediaries in connection with their conferences, employee sales or training programs, public seminars, advertising campaigns or other special events. The distributor may, for example, compensate the intermediaries with

                                                         [OTHER INFORMATION TAB]

60

     travel arrangements and lodging, tickets for entertainment events, and merchandise. The distributor may make this compensation available only to intermediaries that have sold or are expected to sell significant amounts of Fund shares or who charge an asset based fee, whether or not they have a fiduciary relationship with their clients.

Amount of Purchase                                Broker-Dealers' Reallowance
                                                  as a Percentage of Offering
                                                             Price
Less than $50,000...............                             5.00%
$50,000 to $99,999..............                             4.00%
$100,000 to $249,000............                             3.00%
$250,000 to $499,000............                             2.25%
$500,000 to $999,000............                             1.80%
$1,000,000 to 2,499,999.........                             1.00%
$2,500,000 to 4,999,999.........                             0.50%
Over $5,000,000.................                             0.25%



     NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI, AND THE FUNDS' OFFICIAL SALES LITERATURE. ANY SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.









     If you would like more information about the Funds and their investments, you may want to read the following documents:

     STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or "SAI," contains detailed information about the Funds, such as its investments, management, and organization. It is incorporated into this Prospectus by reference.

     ANNUAL AND SEMI-ANNUAL REPORTS. Additional Information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, each Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     You may obtain free copies of the SAI, annual report, and semi-annual report by contacting your investment representative or by contacting Norwest Advantage Funds, 733 Marquette Avenue, Minneapolis, Minnesota 55479 or by calling 1-800-338-1348 or 1-612-667-8833.

     The Funds' reports and statement of additional information are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. Please call 1-800-SEC-0330 for information about the operation of the SEC's public reference room. The Fund's reports and other information are also available on the SEC's Web Site at http:// www.sec.gov.

     The SEC's Investment Company Act file number for the Funds is 811-4881.

Norwest Advantage Funds
733 Marquette Avenue
Minneapolis, MN 55479-0040




















Shareholder Services
Minneapolis/St. Paul 1-612-667-8833
Elsewhwere 1-800-338-1348

Norwest Investment Management, Inc.
Investment Adviser


Norwest Bank Minnesota, N.A.
Transfer Agent
Custodian


Forum Financial Services, Inc.
Manager and Distributor


(c) 1998 NORWEST ADVANTAGE FUNDS
10/98                                                  [LOGO]

                            MUTUAL FUND PROSPECTUS
                            June 30, 1998




                            [GRAPHIC APPEARS HERE]



                            GROWTH STOCK FUND
                            SHORT-INTERMEDIATE TERM FUND



                            Advised by Barclays Global Fund Advisors
                            Sponsored and distributed by Stephens Inc., Member NYSE/SIPC


                                                          MasterWorks(R) Funds

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Prospectus contains information about two of the Company's funds the GROWTH STOCK AND SHORT-INTERMEDIATE-TERM FUNDS (collectively the Funds).

  Please read this Prospectus before investing and retain it for future reference. It sets forth concisely the information about the Funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated June 30, 1998 containing additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by calling the Company at 1-888-204-3956 or by writing the Company at the address printed on the back of the Prospectus. The SAI and other Fund information is also on the SECs website (http://www.sec.gov).

                            ----------------------

  AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-PROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMIS-SION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

  FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BARCLAYS GLOBAL INVESTORS, N.A., INVESTORS BANK & TRUST CO. OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                            MASTERWORKS FUNDS INC.

                               GROWTH STOCK FUND
                         SHORT-INTERMEDIATE TERM FUND


                                  PROSPECTUS

                              JUNE 30, 1998

                              HOW THE FUNDS WORK

  Each Fund invests all of its assets in a corresponding Master Portfolio (each, a "Master Portfolio") of Managed Series Investment Trust ("MSIT"), each an open-end, management investment company, rather than in a portfolio of se-curities. Each Fund has substantially the same investment objective as the corresponding Master Portfolio and each Fund's investment experience corre-sponds directly with the respective Master Portfolio's investment experience. Interests in a Master Portfolio may be purchased only by other investment com-panies or other accredited investors. References to a Fund are to the Fund or its corresponding Master Portfolio as the context requires.

  . THE GROWTH STOCK FUND seeks to outperform the S&P 500 Index over periods of three to five years. The Fund invests primarily in common stocks of growth-oriented, small- and medium-sized corporations.

  . THE SHORT-INTERMEDIATE TERM FUND seeks to provide total returns higher than those of the Lehman Brothers Intermediate Government/ Corporate Bond In-dex. It pursues this goal by investing in a broad range of securities with short- to intermediate-term maturities (two to five years) including U.S. gov-ernment obligations, corporate bonds, mortgage- and asset-backed securities, and money market instruments.

                            ----------------------

BARCLAYS GLOBAL FUND ADVISORS IS THE  INVESTMENT ADVISER TO THE MASTER PORTFO-
 LIOS AND TOGETHER WITH ITS AFFILIATES PROVIDES OTHER SERVICES TO THE FUNDS AND MASTER PORTFOLIOS FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS
  NOT AFFILIATED WITH BARCLAYS GLOBAL FUND  ADVISORS, IS THE SPONSOR AND CO-
          ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR THE COMPANY.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
Prospectus Summary.....................................................     1
Summary of Fund Expenses...............................................     5
Explanation of Tables..................................................     6
Financial Highlights...................................................     8
The Funds..............................................................    11
Management of the Funds................................................    21
How to Buy Shares......................................................    25
How to Redeem Shares...................................................    29
Exchange Privilege.....................................................    32
Share Value............................................................    33
Dividends and Distributions............................................    34
Taxes..................................................................    34
General Information....................................................    35
                                                                        APPENDIX
                                                                        --------
Additional Investment Policies.........................................   A-1

                              PROSPECTUS SUMMARY

  The following summary provides investors with basic information about the Funds. For more information, please refer specifically to the identified Pro-spectus sections and generally to the Prospectus and SAI.

Q.  WHO CAN INVEST IN THE FUNDS?

A. Shares of the Funds are offered primarily to a select group of investors. These include:

    . Participants in employee benefit plans ("Benefit Plans"), including re-tirement plans, that have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in Fund shares, and individuals who invest pursuant to an agreement be-tween a Benefit Plan and a Shareholder Servicing Agent .

    . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Shareholder Servicing Agent, or who have estab-lished a tax-deferred retirement plan with a Shareholder Servicing Agent.

    . Investors who have a servicing arrangement with one of the Company's
      Shareholder Servicing Agents that permits investments in Fund shares.

    . Investors who have a servicing arrangement with Barclays Global Invest-ors, N.A. ("BGI") and invest at least $1 million in a Fund.

    See "How To Buy Shares."

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS?

A. Investments in a Fund are not bank deposits or obligations of Barclays Global Fund Advisors ("BGFA") or BGI and are not insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in the Funds are not insured or guaranteed against loss of principal. When the value of the portfolio securities in which the Funds invest declines, so does the value of your Fund shares. Therefore, you should be prepared to accept some risk with the money you invest in the Funds.

  The stock investments of the Funds are subject to equity market risk. Eq-uity market risk is the possibility that common stock prices will fluctu-ate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1998, the stock market, as measured by the S&P 500 Index and other com-monly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

  The portfolio debt instruments of the Funds are subject to credit and in-terest rate risk. Credit risk is the risk that issuers of the debt instru-ments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the Funds portfolio debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to po-tentially greater price fluctuation than obligations with shorter maturi-ties. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Short-Inter-mediate Term Fund may invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obliga-tions slow, thereby lengthening the duration and potentially reducing the value of these securities.

  The Growth Stock Fund may invest a significant portion of its assets in the securities of smaller and newer issuers. Investments in such companies may present opportunities for capital appreciation because of high poten-tial earnings growth. However, such investments may present greater risks than investments in larger-size companies with more established operating histories, diverse product lines and financial capacity. Securities of small and new companies generally trade less frequently or in limited vol-ume, or only in the over-the-counter market or on a regional securities exchange. As a result, the prices of such securities may be more volatile than those of larger, more established companies and, as a group, these securities may suffer more severe price declines during periods of gener-ally declining equity prices.

  As with all mutual funds, there is no assurance that a Fund will achieve its investment objective.

  See "The Funds--Risk Considerations" and "Appendix--Additional Investment Policies."

Q.  HOW DO I INVEST IN THE FUNDS?

A. Shares of the Funds can be purchased by establishing an account arrange-ment with a designated Shareholder Servicing Agent. Shares may be pur-chased at net asset value ("NAV") on any day the Fund is open for business (a "Business Day"). The Funds are open for business Monday through Friday and are closed on standard New York Stock Exchange ("NYSE") holidays.

    To invest in the Funds, contact a Shareholder Servicing Agent to receive information and an Account Application. An Account Application must be completed and signed to open an account.

    See "How to Buy Shares."

Q.  WHO MANAGES MY INVESTMENTS?

A. BGFA, as the investment adviser to the Master Portfolios, manages the in-vestments of each Master Portfolio. The Company has not retained the serv-ices of a separate investment adviser for the Funds because each Fund in-vests all of its assets in the corresponding Master Portfolio. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets.

    See "Management of the Funds."

Q.  WHAT ARE THE FEES FOR INVESTING?

A. Unlike certain other mutual funds which charge sales loads or other trans-action fees, the Funds do not impose shareholder transaction fees on the purchase, redemption or exchange of their shares. Shareholder Servicing Agents, in accordance with the terms of their customer account arrange-ments, may charge additional fees for maintaining customer accounts.

    See "Management of the Funds."

Q.  HOW ARE THE FUNDS' INVESTMENTS VALUED?

A. The price per share or NAV of each Fund is based on the NAV of interests in the corresponding Master Portfolio. The NAV of interests in a Master Portfolio is based on the total value of the portfolio securities owned by the Master Portfolio (plus cash and other assets, net of liabilities) divided by the number of outstanding interests in the Mas-ter Portfolio. A new NAV for each Fund and Master Portfolio is calculated on each Business Day.

    See "Share Value."

Q.  DO THE FUNDS PAY DIVIDENDS?

A. The Growth Stock Fund intends to pay quarterly dividends consisting of substantially all of their net investment income and annual distributions consisting of substantially all of its net realized capital gains. The Short-Intermediate Term Fund intends to pay monthly dividends consisting of substantially all of its net investment income and annual distributions consisting of substantially all of its net realized capital gains. All dividends and distributions are automatically reinvested at NAV in shares of the Fund paying the dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments. Each reinvestment increases the total number of shares held by the shareholder.

    See "Dividends and Distributions."

Q.  ARE EXCHANGES TO OTHER FUNDS PERMITTED?

A. Yes. The exchange privilege enables an investor to exchange Fund shares for shares of another fund offered by the Company provided such shares are offered for sale in the investor's state of residence.

    See "Exchange Privilege."

Q.  HOW DO I REDEEM MY SHARES?

A. Shares of the Funds may be redeemed at NAV without the imposition of a sales charge or redemption fee on any Business Day by letter or by tele-phone (provided you have completed the "Redemption by Telephone" portion of your account application). For more information contact Stephens Inc. ("Stephens") or your Shareholder Servicing Agent.

    See "How to Redeem Shares."

                           SUMMARY OF FUND EXPENSES

                        ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)

                                                                  GROWTH STOCK
                                                                      FUND
                                                                  ------------
   Management Fees (after waivers and reimbursements)/1/.........    0.58%
   Co-Administration Fees........................................    0.18%
                                                                     -----
   TOTAL FUND OPERATING EXPENSES (after waivers and
     reimbursements)/2/..........................................    0.76%
                                                                     SHORT-
                                                                  INTERMEDIATE
                                                                   TERM FUND
                                                                  ------------
   Management Fees...............................................    0.45%
   Co-Administration Fees........................................    0.18%
                                                                     -----
   TOTAL FUND OPERATING
     EXPENSES....................................................    0.63%

- -----------
/1/ Management Fees (before waivers and reimbursements) would be 0.60% for the
    Growth Stock Fund.
/2/ Total Fund Operating Expenses (before waivers and reimbursements) would be
    0.78% for the Growth Stock Fund.

EXAMPLE OF EXPENSES

An investor would pay the following expenses on a $1,000 investment in a Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time pe-riod:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Growth Stock Fund...............................  $ 8     $24     $42     $94
Short-Intermediate Term Fund....................  $ 6     $20     $35     $79

                             EXPLANATION OF TABLES

  The purpose of the foregoing tables is to assist an investor in understand-ing the various fees and expenses that an investor in the Funds will pay di-rectly or indirectly. The foregoing tables reflect expenses for each of the Funds at both the Fund and the Master Portfolio levels. The tables do not re-flect any charges that may be imposed by Shareholder Servicing Agents or Sell-ing Agents, including BGFA, directly on customer accounts in connection with an investment in the Funds. The following provides a general explanation of the information provided in the table for each of the Funds.

  ANNUAL FUND OPERATING EXPENSES reflect the level of ongoing fees expected to be in effect during the current fiscal year. Management Fees reflects the amounts paid for such services during the most recently completed fiscal year. Co-Administration Fees reflects the contractual level of such fees currently payable by each Fund. BGFA, BGI and Stephens each, in its sole discretion, may waive or reimburse all or a portion of its respective fees charged to, or ex-penses paid by, a Fund or Master Portfolio. Any waivers or reimbursements would reduce a Fund's total expenses and have a favorable impact on its per-formance. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see the Prospectus section captioned "Management of the Funds."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associ-ated with a $1,000 investment in the Funds over stated periods, based on the expenses in the table above and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or ex-pected Fund performance. In addition, the Example of Expenses should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown above.

  With regard to the combined fees and expenses of the Funds and the Master Portfolios, the Company's Board of Directors has considered whether the vari-ous costs and benefits of investing all of each Fund's assets in the corre-sponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities di-rectly. The Company's Board of Directors believes that the aggregate per share expenses of a Fund and its corresponding Master Portfolio will be less than or approximately equal to the expenses such Fund would incur if it directly ac-quired and managed the type of securities held by its corresponding Master Portfolio. The Company's Board of

Directors believes that if other investors invest their assets in the Master Portfolios, certain economic efficiencies may be realized with respect to the Master Portfolios. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. See "Management of the Funds" for more complete descriptions of the various costs and expenses appli-cable to investors in each of the Funds.

  Other mutual funds and accredited investors may invest in the Master Portfo-lios. The expenses and, accordingly, the investment returns of such other mu-tual funds may differ from those of the Funds. Information about other invest-ment options in the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691.

                                      ***

                             FINANCIAL HIGHLIGHTS
                      (FOR A SHARE OUTSTANDING AS SHOWN)

  The following information has been derived from the Financial Highlights in-cluded in the Funds' financial statements for the fiscal year ended February 28, 1998. The financial statements are incorporated by reference into the Funds' SAI and have been audited by KPMG Peat Marwick LLP, independent audi-tors, whose report thereon dated April 3, 1998, also is incorporated by refer-ence into the SAI. This information should be read in conjunction with the fi-nancial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.

GROWTH STOCK FUND

                               YEAR         YEAR         YEAR         YEAR        PERIOD
                              ENDED        ENDED        ENDED        ENDED        ENDED
                           FEBRUARY 28, FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                               1998         1997         1996         1995       1994(1)
                           ------------ ------------ ------------ ------------ ------------
 NAV, beginning of
  period.................    $  14.07     $  14.78     $  11.64     $ 11.52      $ 10.00
 Income from investment
  operations:
 Net investment income
  (loss).................       (0.04)       (0.06)       (0.01)       0.00        (0.01)
 Net realized and
  unrealized gain (loss)
  on investments.........        2.96       (0.43)         4.82        0.19         1.86
 Total from investment
  operations.............        2.92        (0.49)        4.81        0.19         1.85
 Less distributions:
 From net investment
  income.................        0.00         0.00        (0.01)       0.00         0.00
 From net realized
  gains..................       (1.25)       (0.22)       (1.66)      (0.07)       (0.33)
                             --------     --------     --------     -------      -------
 Total distributions.....       (1.25)       (0.22)       (1.67)      (0.07)       (0.33)
                             --------     --------     --------     -------      -------
 NAV, end of period......    $  15.74     $  14.07     $  14.78     $ 11.64      $ 11.52
                             ========     ========     ========     =======      =======
 Total return (not
  annualized)............       21.61%       (3.46)%      42.10%       1.70%       18.65%
 Ratios/supplemental
  data:
 Net assets, end of
  period (000)...........    $237,014     $213,218     $178,584     $96,925      $45,443
 Number of shares
  outstanding, end of
  period (000)...........      15,061       15,156       12,084       8,330        3,945
 Ratios to average net
  assets (annualized)(2)
 Ratio of expenses to
  average net assets.....        0.76%        0.76%        0.76%       0.76%        0.80%
 Ratio of net investment
  income (loss) to
  average net assets.....       (0.28)%      (0.41)%      (0.12)%     (0.02)%      (0.18)%
 Portfolio turnover
  rate...................         129%         129%         145%         27%+        104%
 Average commission rate
  paid++.................    $ 0.0604     $ 0.0777          --          --           --
 Ratio of expenses to
  average net assets
  prior to waived fees
  and reimbursed
  expenses...............        0.78%        0.81%        0.86%       0.87%        0.80%
 Ratio of net investment
  income (loss) to
  average net assets
  prior to waived fees
  and reimbursed
  expenses...............       (0.30)%      (0.46%)      (0.22%)     (0.12%)      (0.18%)

- -----------
(1) The Fund commenced operations on July 2, 1993.
(2) Ratios include expenses charged by the Master Portfolios.
 + On May 26, 1994 the Fund was reorganized and began investing all of its assets in the corresponding Master Portfolio of MSIT. This rate is for the period from February 28, 1994 to May 25, 1994. The portfolio turnover rate for the period beginning May 26, 1994 and ended February 28, 1995 was 93% and reflects activity by the Master Portfolio which was audited by other auditors. The portfolio turnover rates for the fiscal years ending Febru-ary 29, 1996 and thereafter reflect activity by the Master Portfolio.

 ++ The average commission rate paid reflects activity by the Master Portfo-lio. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commis-sion rate structures.

SHORT-INTERMEDIATE TERM FUND

                               YEAR         YEAR         YEAR         YEAR        PERIOD
                              ENDED        ENDED        ENDED        ENDED        ENDED
                           FEBRUARY 28, FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                               1998         1997         1996         1995       1994(1)
                           ------------ ------------ ------------ ------------ ------------
 NAV, beginning of
  period.................    $  9.19      $  9.40      $  9.15      $  9.72       $10.00
 Income from investment
  operations:
 Net investment income...       0.60         0.60         0.65         0.64         0.42
 Net realized and
  unrealized (loss) on
  investments............       0.16        (0.21)        0.25        (0.57)       (0.28)
 Total from investment
  operations.............       0.76         0.39         0.90         0.07         0.14
 Less distributions:
 From net investment
  income ................      (0.60)       (0.60)       (0.65)       (0.64)       (0.42)
 From net realized
  gains..................       0.00         0.00         0.00         0.00         0.00
                             -------      -------      -------      -------       ------
 Total distributions.....      (0.60)       (0.60)       (0.65)       (0.64)       (0.42)
                             -------      -------      -------      -------       ------
 NAV, end of period .....    $  9.35      $  9.19      $  9.40      $  9.15       $ 9.72
                             =======      =======      =======      =======       ======
 Total return (not
  annualized)............       8.51%        4.29%       10.07%        0.89%        1.42%
 Ratios/supplemental
  data:
 Net assets, end of
  period (000)...........    $10,829      $13,054      $13,704      $14,298       $5,258
 Number of shares
  outstanding, end of
  period (000)...........      1,159        1,420        1,458        1,562          541
 Ratios to average net
  assets (annualized)(2)
 Ratio of expenses to
  average net assets.....       0.63%        0.65%        0.65%        0.65%        0.65%
 Ratio of net investment
  income to average net
  assets.................       6.40%        6.48%        6.82%        7.07%        6.02%
 Portfolio turnover......         77%          62%         105%          29%+        277%
 Ratio of expenses to
  average net assets
  prior to waived fees
  and reimbursed
  expenses...............        N/A         1.29%        1.44%        1.41%        0.65%
 Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses...............        N/A         5.84%        6.03%        6.32%        6.02%

- -----------
(1) The Fund commenced operations on July 2, 1993.
(2) Ratios include expenses charged by the Master Portfolios.
 + On May 26, 1994 the Fund was reorganized and began investing all of its as-sets in the corresponding Master Portfolio of MSIT. This rate is for the period from February 28, 1994 to May 25, 1994. The portfolio turnover rate for the period beginning May 26, 1994 and ending February 28, 1995 was 96% and reflects activity of the Master Portfolio which was audited by other auditors. The portfolio turnover rates for the fiscal years ending February 29, 1996 and thereafter reflect activity by the Master Portfolio.

                                   THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES

  The following is a summary of the investment objectives and policies of the Funds.

GROWTH STOCK FUND

  The Growth Stock Fund seeks above-average, long-term total return, with a primary focus on capital appreciation. Current income is a secondary consider-ation. This investment objective is fundamental and cannot be changed without shareholder approval. The Growth Stock Fund seeks to achieve its investment objective by investing all of its assets in the Growth Stock Master Portfolio of MSIT, which has the same fundamental investment objective as the Growth Stock Fund. The investment objective of the Growth Stock Master Portfolio is to provide investors with above-average, long-term total return, with a pri-mary focus on capital appreciation. The Growth Stock Master Portfolio seeks to provide investors with a rate of total return that, over a three to five year time horizon, exceeds that of the S&P 500 Index/1/ (before fees and expenses) over comparable periods by investing in a diversified portfolio consisting primarily of growth-oriented common stocks. The Growth Stock Master Portfolio is advised by BGFA and sub-advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank").

  Since the investment characteristics of the Growth Stock Fund directly cor-respond to those of the Growth Stock Master Portfolio, the discussion below relates to the various investments of and techniques employed by the Growth Stock Master Portfolio.

  The Growth Stock Master Portfolio invests primarily in common stocks that Wells Fargo Bank, as sub-adviser, believes have better-than-average prospects for appreciation. Under normal market conditions, the

- --------------

/1/ S&P does not sponsor the Growth Stock Fund or the Growth Stock Master
    Portfolio, nor is it affiliated in any way with BGFA, the Growth Stock Master Portfolio or the Growth Stock Fund. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Growth Stock Fund and the Growth Stock Master Portfolio. The Growth Stock Fund and the Growth Stock Master Portfolio are not sponsored, endorsed, sold, or pro-moted by S&P and S&P makes no representation or warranty, express or im-plied, regarding the advisability of investing in the Growth Stock Fund or the Growth Stock Master Portfolio.

Master Portfolio will hold at least 20 common stock issues spread across mul-tiple industry groups, with the majority of these holdings consisting of es-tablished growth companies, turnaround or acquisition candidates, or attrac-tive larger capitalization companies. The Master Portfolio also may invest up to 25% of its assets in American Depositary Receipts ("ADRs") and similar in-struments and may invest up to 15% of its assets in equity securities of com-panies in emerging or less developed markets. The stock issues held by the Master Portfolio may have some of the following characteristics: low or no dividends; smaller market capitalizations; less market liquidity; relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies.

  Additionally, it is expected that the Master Portfolio may from time to time acquire securities through initial public offerings, and may acquire and hold common stocks of smaller and newer issuers. It is expected that no more than 40% of the Master Portfolio's assets will be invested in these highly aggres-sive issues at one time.

  Though the Master Portfolio will hold a number of larger capitalization stocks, under normal market conditions more than 50% of the Master Portfolio's total assets will be invested in companies whose market capitalizations at the time of acquisition are within the capitalization range of companies listed on the S&P Small Cap 600 Index. As of May 1998, the capitalization range for the S&P Small Cap 600 was from $40 million to $3.7 billion. The capitalization range for the S&P Small Cap 600 Index is expected to change frequently. The Master Portfolio may invest in companies with a market capitalization under $40 million if the investment adviser to the Master Portfolio believes such investments to be in the best interest of the Master Portfolio.

  Under ordinary market conditions, at least 65% of the value of the total as-sets of the Master Portfolio will be invested in common stocks and in securi-ties which are convertible into common stocks that Wells Fargo Bank, as sub-adviser, believes have better-than-average prospects for appreciation. The Master Portfolio also may invest in convertible debt securities. At most, 5% of the Master Portfolio's net assets will be invested in convertible debt se-curities that are either not rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality.

  From time to time, when the adviser or sub-adviser determines that market conditions make pursuing the Master Portfolio's basic investment strategy in-consistent with the best interests of the Master Portfolio's investors, the Fund may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Master Portfolio's assets. In implementing these temporary "defensive" strategies, the Master Portfolio may invest in preferred stock or investment-grade debt securities that are convertible into common stock and in money market instruments. Generally, these temporary "de-fensive" investments will not exceed 30% of the Master Portfolio's total as-sets.

  The Growth Stock Master Portfolio pursues an active-trading investment strategy, and the length of time the Growth Stock Master Portfolio has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate of the Growth Stock Master Portfolio may be higher than that of other growth stock funds that do not pursue an ac-tive-trading investment strategy. Portfolio turnover generally involves some expense to the Growth Stock Master Portfolio, including brokerage commissions or dealer mark-ups, and other transaction costs on the sale of securities and the reinvestment in other securities. The Growth Stock Fund bears a pro rata portion of such transaction costs. Portfolio turnover also can generate short-term capital gains tax consequences. For additional information relating to portfolio turnover see "Taxes" in this Prospectus and "Portfolio Transactions" and "Taxes" in the SAI.

  A more complete description of the Growth Stock Master Portfolio's invest-ments, investment activities, and investment restrictions is contained in "Ap-pendix -- Additional Investment Policies" and in the SAI.

  Portfolio Manager -- Mr. Jon Hickman assumed primary responsibility as lead manager of the Growth Stock Master Portfolio in February, 1998. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in fi-nance from Brigham Young University.

  Mr. Thomas Zeifang, has also been responsible for the day-to-day management of the Growth Stock Master Portfolio since June, 1997. Mr. Zeifang joined Wells Fargo Bank in the summer of 1995 and is primarily responsible for pro-viding fundamental equity analysis. Mr Zeifang was an analyst at Fleet Invest-ment Advisors from 1992 to 1995 and prior to 1992 worked for three years as an assistant portfolio manager at Marine

Midland Bank. Mr. Zeifang holds a B.B.A. in finance from Saint Bonaventure University, an M.B.A. in finance and business policy from the William E. Simon School of Business Administration, and is a Chartered Financial Analyst.

SHORT-INTERMEDIATE TERM FUND

  The Short-Intermediate Term Fund seeks to provide a total return, before fees and expenses, exceeding that of the Lehman Brothers Intermediate Government/Corporate Bond Index (the "LB Intermediate Bond Index"). The LB In-termediate Bond Index consists of government (Treasury and agency) and corpo-rate debt obligations with remaining maturities between one and ten years. Each issue is represented in the LB Intermediate Bond Index in proportion to its outstanding market value. The exact composition of the LB Intermediate Bond Index varies according to the characteristics of the securities outstand-ing in the marketplace.

  Historically, the LB Intermediate Bond Index has outperformed short-term in-vestments such as Treasury bills and has generally experienced a positive re-turn on an annual basis. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Short-Intermediate Term Fund seeks to achieve its investment objective by investing all of its assets in the Short-Intermediate Term Master Portfolio of MSIT, which has the same fundamental investment objective as the Short-Intermediate Term Fund. The in-vestment objective of the Short-Intermediate Term Master Portfolio is to pro-vide investors with a total return, before fees and expenses, exceeding that of the LB Intermediate Bond Index. The Short-Intermediate Term Master Portfo-lio invests in a mix of the following types of instruments: U.S. Treasury and agency debt securities, corporate bonds, collateralized mortgage obligations and mortgage-backed securities, other types of asset-backed securities, and money market instruments such as commercial paper, bankers' acceptances, cer-tificates of deposits, fixed time deposits, repurchase agreements, and short-term debt of the U.S. Government or its agencies. The Short-Intermediate Term Master Portfolio is actively managed. Although its investment objective is re-lated to the performance of the LB Intermediate Bond Index, the Short-Interme-diate Term Master Portfolio does not attempt to replicate the portfolio compo-sition of that Index. The Short-Intermediate Term Master Portfolio may hold instruments with different maturities, as well as certain investment securi-ties -- such as collateralized mortgage obligations and other asset-backed se-curities -- which are not included in the Index. A more complete description of the securities that may be purchased by the Short-Intermediate Term Master Portfolio is contained in "Appendix-- Addi-tional Investment Policies." As similar types of securities are developed in the marketplace, they may be considered for investment by the Short-Intermedi-ate Term Master Portfolio, but the Short-Intermediate Term Master Portfolio may not invest in such securities prior to adding appropriate disclosure. The Short-Intermediate Term Master Portfolio is advised by BGFA and sub-advised by Wells Fargo Bank.

  Since the investment characteristics of the Short-Intermediate Term Fund di-rectly correspond to those of the Short-Intermediate Term Master Portfolio, the discussion below relates to the various investments of and techniques em-ployed by the Short-Intermediate Term Master Portfolio.

  Under normal market conditions, the Short-Intermediate Term Master Portfolio seeks to maintain an average weighted portfolio maturity generally in the 2-to-5 year range. In the case of mortgage-related, asset-backed and similar se-curities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. Under unusual market conditions, the Short-In-termediate Term Master Portfolio may shorten or lengthen its average weighted portfolio maturity.

  Only investment-grade securities are considered for investment. These secu-rities will be identified by their ratings according to one of two major rat-ing services, S&P and Moody's. The rating systems employed by each service are described in the Appendix to this Prospectus. Each service classifies securi-ties into broad categories starting with "investment grade" at the top and ranging downward through more speculative classes, including so-called "junk bonds," to securities that are virtually worthless. The "investment grade" category is subdivided into four rating groups by both services. The four rat-ing groups are called "AAA"/"Aaa," "AA"/"Aa," "A"/"A," and "BBB"/"Baa" by S&P and Moody's, respectively. Obligations with the lowest investment grade rating have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade debt obligations. The Short-Intermediate Term Master Portfolio may invest in securities of all four rating groups; however, most of the Short-Intermediate Term Master Portfolio's assets will be invested in securities that, at the time of purchase, are rated in the third group or higher, denoted "A" or better by both rating services. Asset-backed securities are further restricted to the top two rating groups at time of purchase. Mortgage-related securities, which are issued or guaranteed by U.S.

Government agencies, are all currently considered to be in the highest rating category. Subsequent to its purchase by the Short-Intermediate Term Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Short-Intermedi-ate Term Master Portfolio. Wells Fargo will consider such an event in deter-mining whether the Short-Intermediate Term Master Portfolio should continue to hold the obligation. To the extent the Short-Intermediate Term Master Portfo-lio continues to hold such obligations, it may be subject to additional risk of default.

  In the marketplace it is generally the case that higher-risk securities carry higher yields-to-maturity. That is, investors tend to demand higher re-turns for securities with longer maturities or lower credit quality ratings than for similar securities of shorter maturities or higher credit quality ratings. The amount of increased return for increased risk, however, changes from time to time. The Short-Intermediate Term Master Portfolio seeks to em-phasize those maturity segments or rating groups that appear to offer the most favorable returns to their risks, within the maturity and quality ranges de-scribed above.

  The Short-Intermediate Term Master Portfolio may invest some of its assets (no more than 10% of total assets under normal market conditions) in high quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, repurchase agreements, commercial paper (including variable amount master demand notes) and short-term corporate debt obligations. Such investments are made on an ongoing basis to provide li-quidity and, to a greater extent on a temporary basis, when there is an unex-pected or abnormal level of investor purchases or redemptions of Short-Inter-mediate Term Master Portfolio shares or when "defensive" strategies are appro-priate.

  Portfolio turnover generally involves some expense to the Short-Intermediate Term Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. The Short-Intermediate Term Fund bears a pro rata portion of such transaction costs. Portfolio turnover also can generate short-term capi-tal gains tax consequences. For additional information relating to portfolio turnover see "Federal Income Tax Information" in this Prospectus and "Portfo-lio Transactions" and "Federal Income Taxes" in the SAI.

  Portfolio Managers -- Mr. Scott Smith has been co-manager of the portfolio of the Short-Intermediate Term Master Portfolio since June of

1995. Mr. Smith joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

  Mr. Paul Single has been co-manager for the day-to-day management of the portfolio of the Short-Intermediate Term Master Portfolio since February, 1998. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capi-tal Management Group. Mr. Single received his B.S. from Springfield
College.

RISK CONSIDERATIONS

General

  Since the investment characteristics and, therefore, investment risks di-rectly associated with such characteristics of each Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discus-sion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio.

  The NAV per share of the Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

Equity Securities

  The stock investments of the Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or de-cline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

Debt Securities

  The debt instruments in which the Funds invest are subject to credit and in-terest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or in-terest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds in-vest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and de-preciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. In addition, some of the asset-backed securities in which the Short-Intermediate Term Fund may invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the dura-tion and potentially reducing the value of these securities.

  Although some of the Funds' securities are guaranteed by the U.S. Govern-ment, its agencies or instrumentalities, such securities are subject to inter-est rate risk and the market value of these securities, upon which the Funds' daily NAV is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentali-ties where it is not obligated to do so.

Foreign Securities

  Investing in the securities of issuers in any foreign country, including through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differ-ences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in for-eign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, in-cluding withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Other Investment Considerations


  The Short-Intermediate Term Fund may enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that this Fund may purchase may be considered derivatives. Certain of the floating- and variable-rate instruments that this Fund may purchase also may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or speci-fied assets, indices or rates. The Short-Intermediate Term Fund may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. The Short-Interme-diate Term Fund may not use derivatives to create leverage without establish-ing adequate "cover" in compliance with SEC leverage rules.

  The Growth Stock Fund may invest a significant portion of its assets in the securities of smaller and newer issues. Investments in such companies may present opportunities for capital appreciation because of high potential earn-ings growth. However, such investments may present greater risks than invest-ments in larger-size companies with more established operating histories, di-verse product lines and financial capacity. Securities of small and new compa-nies generally trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, the prices of such securities may be more volatile than those of larger, more es-tablished companies and, as a group, these securities may suffer more severe price declines during periods of generally declining equity prices.

Year 2000

Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the smooth functioning of computer systems. Any failure to adapt these systems in time could hamper a Fund's operations and services. The Funds' principal serv-ice providers have advised the Funds that they are working on necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations, the companies or en-tities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

PERFORMANCE


  Cumulative total return of shares is computed on a per share basis and as-sumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the NAV per share at the beginning of the period. Advertisements may in-clude the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

  The performance of the Short-Intermediate Term Fund may be advertised in terms of yield. The yield on shares of these Funds is calculated by dividing the Fund's net investment income per share earned during a specified period (usually 30 days) by its NAV per share on the last day of such period and annualizing the result.

  Performance figures are based on historical results and are not intended to indicate future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Additional information about the performance of each Fund is contained in the Annual Report which may be obtained by calling the Company at 1-888-204-3956.

                            MANAGEMENT OF THE FUNDS

GENERAL -- The Company has not retained the services of an investment adviser because each Fund's assets are invested in a corresponding Master Portfolio of MSIT that has retained investment advisory services (see "Master Portfolio In-vestment Adviser" below). Each Fund bears a pro rata portion of the fees paid by the corresponding Master Portfolio. Each Fund invests in a series of MSIT as follows:

                                                MASTER
   FUND                                        PORTFOLIO
   ----                                        ---------
   Growth Stock Fund...... Growth Stock Master Portfolio of MSIT
   Short-Intermediate Term
     Fund................. Short-Intermediate Term Master Portfolio of MSIT

  MSIT is registered under the 1940 Act as an open-end management investment company. MSIT was organized as a Delaware business trust on October 28, 1993.

  BOARD OF DIRECTORS -- The business and affairs of the Company are managed under the direction of its Board of Directors and in conformity with Maryland law. The Company's Directors also serve as Trustees of MSIT. Additional infor-mation regarding the Officers and Directors/Trustees of the Company and MSIT is included in the SAI under "Management."

  INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Port-folios. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 bil-lion of assets.

For its advisory services to the Master Portfolios, BGFA is contractually en-titled to receive from each Master Portfolio monthly fees at the following an-nual rates of the respective Master Portfolio's average daily net assets:

                                                                         ANNUAL
                                                                        ADVISORY
   MASTER PORTFOLIO                                                       FEES
   ----------------                                                     --------
   Growth Stock Master Portfolio.......................................   .60%
   Short-Intermediate Term Master Portfolio............................   .45%

  The actual amount of advisory fees paid by each Master Portfolio, as a per-centage of each Fund's average daily net assets, is set forth in this Prospec-tus under the heading "Summary of Fund Expenses-Management Fees." Additional information concerning the advisory fees paid by each Master Portfolio is found in the Funds' SAI under "Investment Adviser".

  Wells Fargo Bank currently serves as sub-adviser to each Master Portfolio. Wells Fargo Bank, subject to the supervision and approval of BGFA, provides investment advisory assistance and the day-to-day management of such Master Portfolios' assets. For providing sub-advisory services to the Master Portfo-lios, Wells Fargo Bank is entitled to receive from BGFA monthly fees at the annual rate of 0.15% and 0.10% of the Growth Stock and Short-Intermediate Term Master Portfolios' respective average daily net assets. For the fiscal year ended February 28, 1998, Wells Fargo Bank received monthly fees at the annual rate of 0.15% and 0.10% of the respective average daily net assets of the Growth Stock and Short-Intermediate Term Funds.

  Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

  BGFA, Barclays and their affiliates deal, trade and invest for their own ac-count in the types of securities in which the Master Portfolios may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Master Portfolios. BGFA has informed the Master Portfolios that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

  Morrison & Foerster LLP, counsel to the Company and MSIT and special counsel to BGFA and Wells Fargo Bank, has advised the Company, MSIT, BGFA and Wells Fargo Bank that BGFA, Wells Fargo Bank and their affiliates may perform the services contemplated by the Investment Advisory and Sub-Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or adminis-trative interpretations or decisions and that future judicial or administrative inter-pretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or inter-pretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or en-tered into with another entity or entities qualified to perform such services.

CO-ADMINISTRATORS -- Stephens and BGI are the Funds' co-administrators. Ste-phens and BGI provide the Funds with administrative services, including gen-eral supervision of the Funds' non-investment operations, coordination of the other services provided to the Funds, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy state-ments and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's directors and of-ficers. Stephens also furnishes office space and certain facilities to conduct the Funds' business, and compensates the Company's directors, officers and em-ployees who are affiliated with Stephens. In addition, except as outlined be-low under "Expenses", Stephens and BGI will be responsible for paying all ex-penses incurred by the Funds other than the fees payable to BGFA. For these services, Stephens and BGI are entitled to a monthly fee, in the aggregate, at the annual rate of each Fund's average daily net assets as shown below:

                                                                    ANNUAL
                                                               CO-ADMINISTRATION
   FUND                                                               FEE
   ----                                                        -----------------
   Growth Stock Fund..........................................       0.18%
   Short-Intermediate Term Fund...............................       0.18%

  BGI has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services. Prior to October 21, 1996, Stephens was the Funds' sole administrator and received fees for its services as described in the SAI.

  DISTRIBUTOR -- Stephens is the distributor for the Funds shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Cen-ter Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, it has been providing discretionary portfolio management services since 1983. Stephens currently manages invest-ment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens, as the Company's sponsor and the principal underwriter of the Funds within the mean-ing of the 1940 Act, has entered into a Distribution Agreement with the Com-pany pursuant to which Stephens has the responsibility for distributing Fund shares. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into Selling Agree-ments with selling agents that wish to make available Fund shares to their re-spective customers ("Selling Agents"). Stephens does not receive a fee for providing distribution services to the Funds. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

  CUSTODIAN -- IBT currently acts as the Funds' custodian. The principal busi-ness address of IBT is 200 Clarendon Street, Boston, Massachusetts 02111. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration serv-ices to the Funds.

  TRANSFER AND DIVIDEND DISBURSING AGENT -- IBT also acts as the Company's transfer and dividend disbursing agent.

  SHAREHOLDER SERVICING AGENTS -- The Funds have adopted a Shareholder Servic-ing Plan pursuant to which they have entered into a Shareholder Servicing Agreement with BGI, and may enter into similar agreements with other entities ("Shareholder Servicing Agents") for the provision of certain services to the Funds. The services provided may include personal services relating to share-holder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee equal to the percentage rate listed below of the average daily net assets of such Fund represented by shares owned during the period for which payment is being made by investors with whom the Share-holder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under ap-plicable laws, regulations or rules, including the Conduct Rules of the Na-tional Association of Securities Dealers, Inc., whichever is less. Stephens and BGI as co-administrators have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

                                                                       ANNUAL
                                                                     SHAREHOLDER
                                                                      SERVICING
                                 FUND                                    FEE
                                 ----                                -----------
   Growth Stock Fund................................................     .10%
   Short-Intermediate Term Fund.....................................     .10%

  A Shareholder Servicing Agent may impose certain conditions on its custom-ers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial invest-ment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are shareholders of the Funds and to notify them in writing at least thirty days before it imposes any transaction fees.

  EXPENSES -- Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other ex-penses which are borne by the Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations.

                               HOW TO BUY SHARES

WHO MAY INVEST

  Only the following types of investors are eligible to invest in shares of the Funds:

  . Participants in Benefit Plans ("Plan Participants"), including retire-ment plans, who have appointed one of the Company's Shareholder Servic-ing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrange-ment with a Shareholder Servicing Agent that permits investments in Fund shares, and Plan Participants who invest pursuant to an agreement be-tween such a Benefit Plan and a Shareholder Servicing Agent.

  . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an IRA pursuant to arrangements between the sponsor or other agent of the qualified Benefit Plan and a Shareholder Servicing Agent.

  . Investors who have a servicing arrangement with one of the Company's
    Shareholder Servicing Agents that permits investments in Fund shares ("Qualified Buyers").

  . Investors who have a servicing arrangement with BGI and invest at least
    $1 million in a Fund ("Direct Buyers").

  Eligible investors may purchase Fund shares in one of the several ways de-scribed below. For more information or additional forms, call 1-888-204-3956. The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request by an investor or the investor's representa-tive, the Company or Stephens will transmit or cause to be transmitted prompt-ly, without charge, a paper copy of the electronic Prospectus.

MINIMUM INVESTMENT AMOUNT

  In most cases, investors in Fund shares are not required to establish or maintain a minimum investment amount. However, Direct Buyers are required to make an initial investment in Fund shares of at least $1 million (although this requirement may be waived under certain conditions). All investments in Fund shares are subject to a determination by the Company that the investment instructions are complete. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the in-vestor responsible for any losses or fees incurred. The Company reserves the right in its sole discretion to suspend the availability of a Fund's shares and to reject any purchase requests. Certificates for Fund shares are not is-sued. Shareholder Servicing Agents may establish investment amount and account balance requirements different from those of the Funds and may charge fees in addition to those charged by the Fund.

GENERAL

  Shares of the Funds may be purchased on any Business Day at the NAV per share next determined after an order in proper form is received by the Trans-fer Agent. Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) will be executed at the NAV determined as of the close of regular trading on the NYSE on that Business Day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Business Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of the investor's purchase order to the Transfer Agent on the in-vestor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be received by the Trans-fer Agent on the same day.

  Federal regulations require that an investor provide a valid taxpayer iden-tification number ("TIN"), which is usually the investor's social security number or employee identification number, upon opening or reopening an ac-count.

BENEFIT PLANS

  Shares of the Funds are offered to Benefit Plans that have appointed one of the Funds' Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits invest-ments in Fund shares. Benefit Plans include 401(k) plans and plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), health and welfare plans and executive deferred compensation plans. For additional information about Benefit Plans that may be eligible to invest in Fund shares, prospective investors should contact a Shareholder Servicing Agent.

  Fund investments by participants in 401(k) plans are typically made by pay-roll deductions arranged between participants and their employers. Partici-pants in the MasterWorks 401(k) program are included in this group. Partici-pants also may make direct contributions to their accounts in special circum-stances such as the transfer of a rollover amount from another 401(k) plan or from a rollover IRA. Investors should contact their employer's benefits de-partment for more information about contribution methods.

  Plan Participants who have established an account with a Shareholder Servic-ing Agent may purchase Fund shares in accordance with their account arrange-ments with such Shareholder Servicing Agent. The Shareholder Servicing Agent is responsible for the prompt transmission of purchase orders. Shareholder Servicing Agents may charge additional fees for maintaining customer accounts other than those charged by the Funds.

IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

  An investor may be entitled to invest in shares of the Funds through a tax-deferred retirement plan. In addition to offering investments in Fund shares through IRA rollovers, a Shareholder Servicing Agent may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships. Contact a Shareholder Servicing Agent for materials describing plans available through it, and their benefits, provisions and fees.

  Application materials for opening an IRA rollover, Keogh retirement plan or other individual retirement plan can be obtained from a Shareholder Servicing Agent. Completed retirement plan applications should be returned to the in-vestor's Shareholder Servicing Agent for approval and processing. If an in-vestor's retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. Investors should con-sult their Shareholder Servicing Agent.

PURCHASES BY QUALIFIED BUYERS

  Qualified Buyers may open a Fund account and make additional purchases through a Shareholder Servicing Agent with whom they have an account arrange-ment. Shareholder Servicing Agents may transmit purchase orders to the Trans-fer Agent on behalf of investors, including purchase orders for which payment is to be made by wire or by transfer from an Approved Bank designated in an investor's Account Application ("Approved Bank Account").

PURCHASES BY DIRECT BUYERS

  Direct Buyers may open a Fund account by completing an Account Application. Direct Buyers may purchase Fund shares by contacting the Transfer Agent, by instructing the Transfer Agent to debit an Approved Bank Account or by wire.


TO PURCHASE FUND SHARES

  By Check: Initial and subsequent investments should be sent to MasterWorks Funds, Inc., c/o Investors Bank and Trust Co., P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130.

  By Wire: Investors establishing new accounts should telephone Investors Bank & Trust Co., at 1-888-204-3956 prior to sending the bank wire.

  Investors should instruct their bank to wire funds as follows:

    Investors Bank & Trust Co.
    ABA #011-001-438
    Attn: Transfer Agent
    Account #DDA 555555535
    For Further Credit to: MasterWorks Funds, Inc.
    Shareholder Account Name:
    Shareholder Account Number:

IN-KIND PURCHASES

  Payment for shares of a Fund may, at the discretion of BGFA as investment adviser, be made in the form of securities that are permissible investments for such Fund. Shares purchased in exchange for securities can not be redeemed until the exchange transaction has settled. For further information, see "Pur-chase and Redemption of Shares" in the SAI.

                             HOW TO REDEEM SHARES

GENERAL

  Investors may redeem all or a portion of their Fund shares on any Business Day without any charge by the Company. The redemption price of the shares is the next determined NAV of the Fund calculated after the Company has received a redemption request in proper form. Redemption proceeds may be more or less than the amount invested depending on the Fund's NAV at the time of purchase and redemption.

  The Company generally remits redemption proceeds from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfo-lio is not reasonably practicable or (b) it is not reasonably practicable for the Fund or the relevant Master Portfolio to determine fairly the value of its net assets, or a period during which the SEC by order permits deferral of re-demptions for the protection of Fund shareholders. In addition, the Company may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten days from the purchase date). Payment of redemption pro-ceeds may be made in portfolio securities.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time), will be executed at the NAV determined as of the close of regular trading on the NYSE on that Business Day. Redemption orders that are received by the Transfer Agent after the close of regular trading on the NYSE, will be executed on the next Business Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of redemption orders to the Funds on the invest-or's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Ser-vicing Agent may not be received by the Transfer Agent on the same day.

  Unless the investor has made other arrangements with an appropriate Share-holder Servicing Agent, and the Transfer Agent has been informed of such ar-rangements, proceeds of a redemption order made by the investor through the investor's Shareholder Servicing Agent are credited to the investor's Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to the investor's address of record or, if such address is no longer valid, the proceeds are credited to the investor's account with the investor's Shareholder Servicing Agent.

REDEMPTIONS BY BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT
PLANS

  Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established procedures for withdrawals, which are disclosed to investors at the time of purchase. Invest-ors may obtain more information by contacting their employer and/or their Shareholder Servicing Agent. The redemption procedures outlined in the remain-der of this section do not apply to investors in Benefit Plans or retirement plans. Investors in these types of plans should contact their Shareholder Ser-vicing Agent regarding redemption procedures applicable to them.

REDEMPTIONS BY QUALIFIED BUYERS

  Qualified Buyers should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them. The redemption procedures outlined in the remainder of this section do not apply to Qualified Buyers.

REDEMPTIONS BY DIRECT BUYERS

 Redemptions by Mail

  1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN (where applica-ble).

  2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

  Written requests for redemptions should be mailed to MasterWorks Funds, Inc., c/o Investors Bank and Trust Co., P.O. Box 9130, Mail Code MFD23, Bos-ton, MA 02117-9130.

  Unless other instructions are given in proper form, a check for the redemp-tion proceeds is sent to the investor's address of record.

 Redemptions by Telephone

  Telephone redemption or exchange privileges are made available to Direct Buyers who have completed the "Redemptions by Telephone" section of their Fund's account application. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genu-ine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instruc-tions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudu-lent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  If you have completed the Redemption by Telephone portion of a Fund's ac-count application, you may redeem Fund shares on any Business Day by calling the Transfer Agent at 1-888-204-3956 before the close of regular trading on the NYSE, generally 4:00p.m. Eastern Time.

  During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting the Transfer Agent by telephone to request a re-demption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures made available to such investors. Use of these other redemption procedures may result in the investor's redemption re-quest being processed at a later time than it would have been if telephone re-demption had been used. During the delay, the Fund's NAV may fluctuate.

 Expedited Redemptions by Letter and Telephone

  A Direct Buyer may request an expedited redemption of Fund shares by letter, in which case the investor's receipt of redemption proceeds, but not the Fund's receipt of the investor's redemption request, would be expedited. Tele-phone redemption and exchange privileges are made available to an investor au-tomatically upon the opening of an account unless the investor declines the privilege. The investor also may re-quest an expedited redemption of Fund shares by telephone on any Business Day, in which case both the investor's receipt of redemption proceeds and the Fund's receipt of the investor's redemption request would be expedited.

  Direct Buyers may request expedited redemption by telephone by calling the Transfer Agent at 1-888-204-3956.

  Direct Buyers may request expedited redemption by mailing an expedited re-demption request to the Transfer Agent.

  Upon request, proceeds of expedited redemptions are wired or credited to the investor's Approved Bank Account. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of an individual or cor-porate investor's expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an approved bank that the investor has not predesignated in his or her Account Application, the ex-pedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed in the manner discussed above, regardless of the amount of the redemption. If the investor's expedited redemption request is received by the Transfer Agent on a Business Day, the investor's redemption proceeds are transmitted to the investor's Approved Bank Account on the next Business Day (assuming the investor's investment check has cleared as de-scribed above), absent extraordinary circumstances. Such extraordinary circum-stances could include those described above as potentially delaying redemp-tions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds.

                              EXCHANGE PRIVILEGE

  The exchange privilege enables an investor to purchase, in exchange for shares of a Fund, shares of another fund offered by the Company in the invest-or's state of residence. Before undertaking an exchange into another fund, in-vestors should obtain and read a copy of the current prospectus of the fund into which the exchange is being made. A prospectus may be obtained by calling the Company at 1-888-204-3956.

  Shares are exchanged at the next determined NAV. No fees are currently charged to shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal exchange fee in accordance with rules promulgated by the SEC. The Company reserves the right to limit the number of times shares may be exchanged and to reject in whole or in part any exchange request into a fund when management believes that such action would be in the best interests of such fund's other shareholders, such as when management be-lieves such action would be appropriate to protect a fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection is made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders.

                                  SHARE VALUE

  Shares of each Fund are sold on a continuous basis at the applicable offer-ing price next determined after an order in proper form is received by the Transfer Agent. NAV per share is determined each Business Day as of the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time).

  The NAV of a share of each Fund is the value of total net assets attribut-able to such Fund divided by the number of outstanding shares of that Fund. The value of the net assets is determined daily by adjusting the net assets at the beginning of the day by the value of shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net in-vestment income is calculated each day as daily income less expenses. The NAV of each Fund is expected to fluctuate daily and is expected to differ. Each Fund's investment in the corresponding Master Portfolio is valued at the NAV of such Master Portfolio's shares. Each Master Portfolio calculates the NAV of its shares on the same days and at the same time as the corresponding Fund. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, each Master Portfolio's assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith in accordance with guidelines approved by the appropriate Board of Trustees. Prices used for such valuations may be pro-vided by independent pricing services. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determi-nation of Net Asset Value" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

  The Growth Stock Fund intends to pay quarterly dividends consisting of sub-stantially all of its net investment income and annual distributions consist-ing of substantially all of its net realized capital gains. The Short-Interme-diate Term Fund intends to pay monthly dividends consisting of substantially all of its net investment income and annual distributions consisting of sub-stantially all of its net realized capital gains. All dividends and distribu-tions are automatically reinvested at NAV in shares of the Fund paying such dividend or distribution, unless payment in cash is requested and your ar-rangement with a Shareholder Servicing Agent permits the processing of cash payments.

  Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the payment date. Although a dividend or distribution paid to an investor on newly acquired shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution may consist of net investment income or net realized capital gain and, accordingly, would be taxable to the investor.

                                     TAXES

GENERAL

  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net capi-tal gain (generally, the excess of net long-term capital gains over net short-term capital loss) are designated as capital gain distributions and taxable to the Fund's shareholders as net capital gains. Noncorporate shareholders may be taxed on such gain at preferential rates. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions de-clared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31. A portion of the Growth Stock Fund's distributions to corporate shareholders may qualify for the dividends-received deduction in the hands of such shareholders. Distribu-tions from the Short-Intermediate Term Fund are not expected to qualify for this deduction.

  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.

  If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreci-ated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and re-alizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to with-holding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

BENEFIT PLAN INVESTORS

  As a general matter, benefit plans, their sponsors and their participants are not subject to federal income taxes at the time of receipt of net invest-ment income and capital gain distributions.

  However, such tax-exempt investors may be subject to tax on certain unre-lated taxable income which could arise, for example, when such investors ac-quire shares in the Fund through the use of leverage. Tax-exempt investors should consult their tax advisors regarding the unrelated business taxable in-come rules.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the im-portant federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY

  Each Fund is a series of the Company. The Company was organized as a Mary-land corporation on October 15, 1992 and currently offers twelve series of shares. The Company's principal office is located at 111 Cen-ter Street, Little Rock, Arkansas 72201.

  The Board of Directors of the Company supervises the Funds' activities and monitors their contractual arrangements with various service providers. Addi-tional information about the Directors and officers of the Company is included in the Funds' SAI under "Management." Although the Company is not required to hold regular annual shareholder meetings, occasional annual or special meet-ings may be required for purposes such as electing or removing Directors, ap-proving advisory contracts and distribution plans and changing a Fund's in-vestment objectives or fundamental investment policies.

VOTING

  All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund, unless otherwise required by law (such as when a matter affects only one fund). Shareholders of the Funds are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being sub-mitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. In addition, whenever a Fund is requested to vote on matters pertaining to a Master Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

  Whenever a Fund, as a Master Portfolio interestholder, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions are voted in the same proportion as the votes received from the other Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corre-sponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a match-ing objective in which to invest or retain its own investment adviser to man-age the

Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' invest-ments in the Fund.

INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, serves as independent auditors for the Company.

LEGAL COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Company.

INFORMATION ON THE FUNDS

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by phoning 1-888-204-3956.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE COMPANY'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OF-FERING MAY NOT LAWFULLY BE MADE.

                  APPENDIX -- ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Set forth below is a description of certain investments and additional in-vestment policies for each Fund, except as otherwise indicated. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF A FUND, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE CORRESPONDING MASTER PORTFOLIO.

  U.S. GOVERNMENT OBLIGATIONS -- The Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agen-cies or instrumentalities. Payment of principal and interest on U.S. Govern-ment obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality it-self (as with FNMA notes). In the latter case, the investor must look princi-pally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide finan-cial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Gov-ernment obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obliga-tions are subject to fluctuations in yield or value due to their structure or contract terms.

  SECURITIES OF NON-U.S. ISSUERS -- The Funds may invest in certain securities of non-U.S. issuers as discussed below.

  Obligations of Foreign Governments, Banks and Corporations -- Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational enti-ties include international organizations designated or supported by governmen-tal entities to promote economic reconstruction or development and interna-tional banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development

(the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's as-sets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

  The Short-Intermediate Term Fund may invest up to 25% of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. The Short-Intermediate Term Fund may in-vest in debt securities issued by domestic corporations, U.S. dollar-denomi-nated debt securities issued by Canadian corporations, or Yankee bonds. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies.

  Emerging Market Securities -- The Growth Stock Fund may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Fund considers countries with emerging markets to include the following: (i) coun-tries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly re-ferred to as the World Bank); and (iii) countries listed in World Bank publi-cations as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities for emerging market issuers offers significant potential for long-term capital apprecia-tion.

  Equity securities of emerging market issuers may include common stock, pre-ferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity inter-ests in foreign investment funds or trusts and real estate investment trust securities. The Fund also may invest in American Depositary Receipts, European Depositary Receipts, Continental Depositary Receipts, Global Depositary Re-ceipts, International Depositary Receipts and similar instruments of such is-suers.

  Emerging market countries include, but are not limited to: Argentina, Bra-zil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines,

Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its as-sets situated in such country, market or region.

  American Depositary Receipts and Similar Instruments-The Growth Stock Fund may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Re-ceipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (spon-sored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of under-lying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. The Fund may invest up to 25% of its assets in these types of securities.

  FLOATING- AND VARIABLE-RATE OBLIGATIONS-The Funds may purchase debt instru-ments with interest rates that are periodically adjusted at specified inter-vals or whenever a benchmark rate or index changes. These adjustments gener-ally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to in-terest-rate risk and credit risk.

  BONDS -- Certain of the debt instruments purchased by the Short-Intermediate Term Fund may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obliga-tion to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the pro-ceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

  Other types of bonds bear income at an interest rate that is adjusted peri-odically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market in-terest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calcu-lating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liqui-dation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  ASSET-BACKED SECURITIES -- The Short-Intermediate Term Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both in-terest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed-income securities. Pay-ment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentali-ties. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmen-tal entities, private insurers or the mortgage poolers.

  The Fund may invest up to 25% of its total assets in investment grade col-lateralized mortgage obligations ("CMOs"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. The Fund may purchase CMOs that are:

    (1) collateralized by fixed rate or adjustable rate mortgages that are guaranteed, as to payment of principal and interest, by a U.S. Government agency or instrumentality;

    (2) directly guaranteed, as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. Government securities; or

    (3) collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   The Short-Intermediate Term Fund may invest in asset-backed securities, which are unrelated to mortgage loans. These asset-backed securities may con-sist of undivided fractional interests in pools of consumer loans or receiv-ables held in trust. Examples include certificates for automobile receivables
(CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guar-anty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until ex-hausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder fre-quently has no recourse to the entity that originated the loans or receiv-ables. The actual maturity and realized yield will vary based upon the prepay-ment experience of the underlying asset pool and prevailing interest rates at
the time of prepayment. Asset-backed securities are relatively new in     -
struments and may be subject to greater risk of default during periods of eco-nomic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

  OPTIONS TRANSACTIONS -- The Growth Stock Fund may invest in call and put op-tions on a specific security. The Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securi-ties). The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or de-crease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advis-er. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

  INVESTMENT COMPANY SECURITIES -- Each Master Portfolio may invest in securi-ties issued by other investment companies which principally invest in securi-ties of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, sub-ject to certain exceptions, (i) 3% of the total voting stock of any one in-vestment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other ex-penses. The Master Portfolios may also purchase shares of exchange listed closed-end funds.

  ILLIQUID SECURITIES -- Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily market-able, such as certain securities that are subject to legal or contractual re-strictions on resale, participation interests that are not subject to the de-mand feature described above, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  CONVERTIBLE SECURITIES -- The Growth Stock Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for the Fund and that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specific period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctu-ations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of the Fund's net assets will be invested, at the time of purchase, in convert-ible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by BGFA or Wells Fargo Bank to be of comparable quality.

CORPORATE REORGANIZATIONS

  The Growth Stock Fund may invest in securities for which a tender or ex-change offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of BGFA or Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consum-mated, the Funds may sustain a loss.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS

  The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agen-cies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comp-troller of the Currency or whose deposits are insured by the FDIC; (iii) com-mercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA or Wells Fargo Bank; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) re-purchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA or Wells Fargo Bank are of comparable qual-ity to obligations of U.S. banks which may be purchased by the Master Portfo-lio.

  Bank Obligations -- Each Fund may invest in bank obligations, including cer-tificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

  Certificates of deposit are negotiable certificates evidencing the obliga-tion of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations, bearing fixed, floating- or variable-interest rates.

  Commercial Paper and Short-Term Corporate Debt InstrumentS -- Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corpora-tions to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pur-suant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

  Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

  Repurchase Agreements -- Each Fund may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is oth-erwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by BGFA or Wells Fargo Bank. See "Additional Permitted Invest-ment Activities" in the SAI for additional information.

  FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS
- -- Each Fund may purchase or sell securities on a when-issued or delayed-de-livery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Al-though a Fund will generally purchase securities with the intention of acquir-ing them, a Fund may dispose of securities purchased on a when-issued, de-layed-delivery or a forward commitment basis before settlement when deemed ap-propriate by the adviser.

  BORROWING MONEY -- As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently in-tends to borrow money only for temporary or emergency (not leveraging) purpos-es, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of a Fund's total assets, the Fund will not make any in-vestments.

  LOANS OF PORTFOLIO SECURITIES -- Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individu-als) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio secu-rity lending arrangement having a duration of longer than one year. The prin-cipal risk of portfolio lending is potential default or insolvency of the bor-rower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for additional information.

INVESTMENT POLICIES -- THE FUNDS

  The investment objective of each Fund as set forth in the first sentence of the section describing such Fund under the heading entitled "The Funds -- In-vestment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the out-standing voting securities of such Fund as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without shareholder approval. If the Board of Directors of the Company deter-mines, however, that the investment objective of a Fund can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

  As matters of fundamental policy, a Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or, with respect to 100% of its total assets, a Fund would own more than 10% of the outstanding voting se-curities of such issuer provided that this restriction shall not prevent a Fund from investing all of its assets in its corresponding Master Portfolio;
(ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (iii) make loans of portfolio securi-ties in accordance with its investment policies; and (iv) not invest 25% or more of its total assets (i.e., concentrate) in any particular industry, ex-cept that a Fund will concentrate its assets in any one industry for the same period as does the S&P 500 Index and except that a Fund may invest 25% or more of its assets in U.S. Government obligations, provided that this restriction shall not prevent a Fund from investing all of its assets in its corresponding Master Portfolio.

  The Funds reserve the right to invest up to 15% of the current value of their net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. Disposing of illiquid or restricted secu-rities may involve additional costs and require additional time.

                              INVESTMENT RATINGS

  The following describes how three of the major rating agencies classify their investment ratings. Ratings of debt securities represent the rating agency's opinion regarding their quality, and are not a guarantee of quality. Credit ratings attempt to evaluate the safety of principal and interest pay-ments, and do not evaluate the risks of fluctuations in market value. Further-more, rating agencies may fail to make timely changes in credit ratings in re-sponse to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to purchase by a Master Portfolio, the rating of a debt security may be reduced below the mini-mum rating required for initial purchase by the Master Portfolio or the secu-rity may cease to be rated. BGFA will consider either such event in determin-ing whether a Master Portfolio should continue to hold the security. In no event will a Master Portfolio hold more than 5% of its net assets in debt se-curities rated below "BBB" by S&P or below "Baa" by Moody's or in unrated low quality (below investment grade) debt securities. BGFA does not make any rep-resentation that the investment ratings provided by such rating agencies are accurate or complete.

STANDARD & POOR'S RATINGS

  Bond Ratings. Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated "A" have a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated "BBB" by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay prin-cipal for debt in this category than in higher rated categories.

  Commercial Paper Ratings. Commercial paper with the greatest capacity for timely payment is rated "A" by S&P. Issues within this category are further redefined with designations "1", "2" and "3" to indicate the relative degree of safety; "A-1," the highest of the three, indicates the degree of safety is very high.

MOODY'S INVESTORS SERVICE RATINGS

  Bond Ratings. Bonds rated "Aaa" by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated "Aa" are judged to be of high quality by all standards. They are rated lower than the best bonds be-cause margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than is the case with "Aaa" securities. Bonds that are rated "A" possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but ele-ments may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" by Moody's are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. In-terest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unre-liable over longer periods of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Commercial Paper Ratings. Moody's employs the designations of "Prime-1," "Prime-2" and "Prime-3" to indicate the relative capacity of the rated issuers to repay punctually. "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers of "Prime-1" obligations must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of re-turn on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings cover-age of fixed financial charges and high internal cash generation, and well es-tablished access to a range of financial markets and assured sources of alter-nate liquidity.

FITCH INVESTORS SERVICE RATINGS

  Bond Ratings. Bonds rated "BBB" by Fitch are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic con-ditions and circumstances, however, are more likely to weaken this ability than with bonds having higher ratings.

                    SPONSOR, DISTRIBUTOR AND ADMINISTRATOR
                                 Stephens Inc.
                             Little Rock, Arkansas

                              INVESTMENT ADVISER
                         Barclays Global Fund Advisors
                           San Francisco, California

                                   CUSTODIAN
                        Investors Bank & Trust Company
                             Boston, Massachusetts

                 TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                        Investors Bank & Trust Company
                             Boston, Massachusetts

                                 LEGAL COUNSEL
                            Morrison & Foerster LLP
                                Washington, D.C.

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           San Francisco, California

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMI-NAL OFFENSE.

MasterWorks(R) Funds
c/o Investors Bank and Trust Co.
200 Clarendon Street
Boston, MA 02116

                             NORWEST ADVANTAGE FUNDS

                                    Form N-14

                                     Part B

                       Statement of Additional Information

                       STATEMENT OF ADDITIONAL INFORMATION

                    Transfer of the assets and liabilities of
                         Growth Stock Fund, a series of
                             MasterWorks Funds Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201

                        by and in exchange for shares of
                          Large Company Growth Fund, a
                        series of Norwest Advantage Funds
                   Two Portland Square, Portland, Maine 04101

         This Statement of Additional Information relating to the proposed transfer of the assets and liabilities of Growth Stock Fund, a series of MasterWorks Funds, Inc. to Large Company Growth Fund, a series of Norwest Advantage Funds, in exchange for shares of Large Company Growth Fund consists of this cover page and the following described documents, each of which is attached hereto:

          (1) Statement of Additional Information offering shares of Large Company Growth Fund dated October 1, 1998.

          (2) Statement of Additional Information offering shares of Growth Stock Fund dated June 30, 1998.


          (3) Reports of Independent Auditors and financial statements of each of Large Company Growth Fund, a series of Norwest Advantage Funds and Large Company Growth Portfolio, a series of Core Trust (Delaware), for the fiscal year ended May 31, 1998, incorporated by reference to the Annual Report to Shareholders of Norwest Advantage Funds filed on August 7, 1998, accession no. 0001047469-98-029811, File Nos. 33-0645, 811-4881.

          (4) Reports of Independent Auditors and financial statements of each of Growth Stock Fund, a series of MasterWorks Funds, Inc. and Growth Stock Master Portfolio, a series of Managed Series Investment Trust, for the fiscal year ended February 28, 1998, incorporated by reference to the Annual Report to Shareholders of MasterWorks Funds Inc. filed on May 1, 1998, accession no. 0000927016-98-001762, File Nos. 033-51426, 811-07332.


          (5) Unaudited pro forma combined financial information for the period ended May 31, 1998. The pro forma financial statements give effect to the transaction as if it had occurred on June 1, 1997.


         This Statement of Additional Information is not a prospectus. A Combined Prospectus/Proxy Statement dated October 26, 1998 relating to the above referenced matter may be obtained without charge by writing to Forum Financial Group, Two Portland Square, Portland, Maine 04101 or by calling 1-207-879-1900. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Prospectus/Proxy Statement.

         This Statement of Additional Information is dated October 26, 1998.

                             NORWEST ADVANTAGE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION




                                 OCTOBER 1, 1998





--------------------------------------------------------------------------------
     CASH INVESTMENT FUND                   MINNESOTA INTERMEDIATE TAX-FREE FUND
     READY CASH INVESTMENT FUND             MINNESOTA TAX-FREE FUND
     U. S. GOVERNMENT FUND                  MODERATE BALANCED FUND
     TREASURY PLUS FUND                     GROWTH BALANCED FUND
     TREASURY FUND                          AGGRESSIVE BALANCED-EQUITY FUND
     MUNICIPAL MONEY MARKET FUND            INDEX FUND
     STABLE INCOME FUND                     INCOME EQUITY FUND
     LIMITED TERM GOVERNMENT INCOME FUND    VALUGROWTH SM STOCK FUND
     INTERMEDIATE GOVERNMENT INCOME FUND    DIVERSIFIED EQUITY FUND
     DIVERSIFIED BOND FUND                  GROWTH EQUITY FUND
     INCOME FUND                            LARGE COMPANY GROWTH FUND
        TOTAL RETURN BOND FUND              DIVERSIFIED SMALL CAP FUND
     STRATEGIC INCOME FUND                  SMALL COMPANY STOCK FUND
     LIMITED TERM TAX-FREE FUND             SMALL CAP OPPORTUNITIES FUND
     TAX-FREE INCOME FUND                   SMALL COMPANY GROWTH FUND
     COLORADO TAX-FREE FUND                 INTERNATIONAL FUND

                             NORWEST ADVANTAGE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 1998


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                         DISTRIBUTION:
    Norwest Bank Minnesota, N.A.                  Forum Financial Services, Inc.
    Transfer Agent                                Manager and Distributor
    733 Marquette Avenue                          Two Portland Square
    Minneapolis, MN  55479-0040                   Portland, Maine 04101
    (612) 667-8833/(800) 338-1348                 (207) 879-1900

Norwest   Advantage  Funds  is  registered  with  the  Securities  and  Exchange
Commission as an open-end management investment company under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectuses dated October 1, 1998, as may be amended from time to time, offering the following classes of shares of the series of Norwest Advantage Funds: Cash Investment Fund, Ready Cash Investment Fund (Public Entities Shares, Investor Shares and Exchange Shares), U.S. Government Fund, Treasury Plus Fund, Treasury Fund, Municipal Money Market Fund (Institutional Shares and Investor Shares), A Shares, B Shares and I Shares of Stable Income Fund, I Shares of Limited Term Government Income Fund, A Shares, B Shares, and I Shares of Intermediate
Government Income Fund, I Shares of Diversified Bond Fund, A Shares, B Shares and I Shares of Income Fund and Total Return Bond Fund, I Shares of Strategic Income Fund and Limited Term Tax-Free Fund, A Shares, B Shares and I Shares of
Tax-Free  Income  Fund  and  Colorado  Tax-Free  Fund,  I  Shares  of  Minnesota
Intermediate Tax-Free Fund, A Shares, B Shares and I Shares of Minnesota Tax-Free Fund, I Shares of Moderate Balanced Fund, A Shares B Shares, C Shares and I Shares of Growth Balanced Fund, I Shares of Aggressive Balanced Equity Fund and Index Fund, A Shares, B Shares, C Shares and I Shares of Income Equity Fund, A Shares, B Shares and I Shares of ValuGrowthSM Stock Fund, A Shares, B Shares, C Shares and I Shares of Diversified Equity Fund and Growth Equity Fund, I Shares of Large Company Growth Fund and Diversified Small Cap Fund, A Shares, B Shares and I Shares of Small Company Stock Fund and Small Cap Opportunities Fund, I Shares of Small Company Growth Fund and A Shares, B Shares and I Shares of International Fund.












THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A CORRESPONDING PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
         1.  Introduction                                                      1
                  Glossary                                                     1
                  Background Information                                       3

         2.  Additional Information Regarding Investments and Strategies       4
                  General Information                                          4
                  Equity Securities                                            4
                  Fixed Income Securities                                      6
                  General Money Market Fund Guidelines                        12
                  Borrowing                                                   13
                  Dollar Roll Transactions                                    13
                  Repurchase Agreements                                       13
                  Lending Fund Securities                                     13
                  When-Issued and Delayed Delivery Securities and Forward
                     Commitments                                              14
                  Illiquid Investments                                        14
                  Purchases on Margin and Short Sales                         15
                  Options and Futures Contracts                               15
                  Small Cap Opportunities Fund Options and Futures Contracts  17
                  Foreign Currency Transactions                               19
                  Swaps, Caps, Floors and Collars                             20
                  Temporary Defensive Position                                20

         3.  Risk Considerations                                              21
                  Counterparty Risk                                           21
                  Fixed Income Securities                                     21
                  Foreign Securities                                          23
                  Leverage                                                    24
                  Options and Futures Contracts                               24
                  Small Capitalization Stocks                                 25
                  Geographic Concentration                                    25
                  Diversification                                             25

         4.  Information Concerning Colorado and Minnesota                    26
                  Colorado                                                    26
                  Minnesota                                                   28

         5.  Investment Limitations                                           29
                  Fundamental Limitations                                     29
                  Non - Fundamental Limitations                               33

         6.  Performance and Advertising Data                                 37
                  General                                                     37
                  SEC Yield Calculations                                      38
                  Total Return Calculations                                   38
                  Multiclass, Collective Trust Fund and Core and Gateway
                      Performance                                             39
                  Other Advertisement Matters                                 40

         7.  Management                                                       42
                  Trustees and Officers                                       42
                  Investment Advisory Services                                49

                  Management and Administrative Services                      55
                  Distribution                                                59
                  Transfer Agent                                              62
                  Custodian                                                   63
                  Portfolio Accounting                                        63
                  Expenses                                                    64

         8.  Portfolio Transactions                                           66

         9.  Additional Purchase, Redemption and Exchange Information         68
                  General                                                     68
                  Money Market Funds                                          69
                  Purchases Through Financial Institutions                    69
                  Shareholder Services                                        69
                  Purchases of A Shares                                       70
                  Exchanges                                                   72
                  Redemptions                                                 73
                  Redemption Charge (A Shares)                                73
                  Redemption Charge and Contingent Deferred Sales Charge
                     (A Shares, B Shares, and C Shares)                       74
                  Conversion of B Shares and Exchange Shares                  75

        10.  Taxation                                                         75

        11.  Additional Information About the Trust and the Shareholders
                of the Funds                                                  76
                  Determination of Net Asset Value - Money Market Funds       76
                  Counsel and Auditors                                        77
                  General Information                                         77
                  Core and Gateway Structure                                  78
                  Banking Law Matters                                         79
                  Shareholdings                                               79
                  Financial Statements                                        79
                  Registration Statement                                      79

         Appendix A - Description of Securities Ratings                     A-1

         Appendix B - Miscellaneous Tables                                  B-1
                  Table 1 - Investment Advisory Fees                        B-1
                  Table 2 - Management Fees                                 B-5
                  Table 3 - Distribution Fees                               B-13
                  Table 4 - Sales Charges                                   B-15
                  Table 5 - Accounting Fees                                 B-18
                  Table 6 - Commissions                                     B-21
                  Table 7 - 5% Shareholders                                 B-23

         Appendix C - Performance Data                                      C-1
                Table 1 - Money Market Fund                                 C-1
                Table 2 - Yields                                            C-1
                Table 3 - Total Returns                                     C-4

         Appendix D - Other Advertisement Matters                           D-1

1.       INTRODUCTION

GLOSSARY

         "Adviser" means Norwest, Schroder or a Subadviser.

         "Board" means the Board of Trustees of the Trust.

          "Balanced Fund" means Moderate Balanced Fund, Growth Balanced Fund or Aggressive Balanced-Equity Fund.

         "CFTC" means the U.S. Commodities Futures Trading Commission.

         "Code" means the Internal Revenue Code of 1986, as amended.

          "Core and Gateway Structure" means a structure in which a Fund invests in one or more Portfolios.

         "Core Trust" means Core Trust (Delaware), an open-end, management investment company registered under the 1940 Act.

         "Core Trust Board" means the Board of Trustees of Core Trust.

         "Crestone" means Crestone Capital Management, Inc., the investment subadvisor to Small Company Stock Portfolio, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and Small
         Company Stock Fund.

          "Custodian" means Norwest Bank acting in its capacity as custodian of a Fund.

         "Equity Fund" means Income Equity Fund, Index Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Cap Opportunities Fund, Small Company Growth Fund or International Fund.

          "FAS" means Forum Administrative Services, Limited Liability Company, the Trust's administrator.

         "Fitch" means Fitch IBCA, Inc.

         "Fixed Income Funds" means Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund and Strategic Income Fund.

         "Forum"   means  Forum   Financial   Services,   Inc.,   a   registered
         broker-dealer that is the Trust's manager and the distributor of the Trust's shares.

         "Forum Accounting" means Forum Accounting Services, Limited Liability Company, the Trust's fund accountant.

         "Fund" means each of the thirty-two separate series of the Trust to which this SAI relates as identified on the cover page.

         "Galliard" means Galliard Capital Management, Inc., the investment subadviser to Stable Income Portfolio, Strategic Value Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund.

          "Money Market Fund" means Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Plus Fund, Treasury Fund or Municipal Money Market Fund.

         "Moody's" means Moody's Investors Service.

         "Norwest" means Norwest Investment Management, Inc., the investment adviser to each Fund and each Portfolio except those for which Schroder serves as investment adviser.

         "Norwest Bank" means Norwest Bank Minnesota, N.A.

         "NRSRO" means a nationally recognized statistical rating organization.

         "Peregrine" means Peregrine Capital Management, Inc., the investment subadviser to Positive Return Bond Portfolio, Small Company Value Portfolio, Large Company Growth Portfolio, Small Company Growth
         Portfolio, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund and Small Company Growth Fund.

         "Portfolio" means Prime Money Market Portfolio, Money Market Portfolio, Positive Return Bond Portfolio, Stable Income Portfolio, Managed Fixed Income Portfolio, Strategic Value Bond Portfolio, Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Disciplined Growth Portfolio, Small Company Growth Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Cap Value Portfolio, Small Cap Index Portfolio and International Portfolio, series of Core Trust, and Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio, series of Schroder Core.

         "Schroder" means Schroder Capital Management Inc., the investment adviser to Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio and International Portfolio and the investment subadviser to Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and International Fund.

          "Schroder   Advisors"   means   Schroder  Fund  Advisors   Inc.,   the
          administrator  to  Schroder  U.S.  Smaller  Companies   Portfolio  and
          Schroder EM Core Portfolio.

         "Schroder Core" means Schroder Capital Funds, an open-end, management investment company registered under the 1940 Act.

         "Schroder Core Board" means the Board of Trustees of Schroder Core.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's Ratings Group.

         "Smith" means Smith Asset Management Group, L.P., the investment adviser to Disciplined Growth Portfolio, Small Cap Value Portfolio, Aggressive Balanced-Equity Fund and Diversified Small Cap Fund.

          "Stock  Index  Futures"   means  futures   contracts  that  relate  to
          broadly-based stock indices.

         "Subadviser" means Crestone, Galliard, Peregrine, Schroder and Smith.

         "Tax-Free Income Fund" means Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund or Minnesota Tax-Free Fund.

         "Transfer Agent" means Norwest Bank acting in its capacity as transfer and dividend disbursing agent of a Fund.

         "Trust" means Norwest Advantage Funds.

          "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

BACKGROUND INFORMATION
The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986. On July 30, 1993, Prime Value Funds, Inc. was reorganized as a Delaware business trust under the name "Norwest
Funds." The Trust is currently named "Norwest Advantage Funds." Norwest, a subsidiary of Norwest Bank, is each Fund's investment adviser.

Norwest also is the investment adviser of each Portfolio except those for which Schroder serves as investment adviser.

Norwest employs the Subadvisers to subadvise certain of the Funds and Portfolios. Norwest Bank, a subsidiary of Norwest Corporation, is the Trust's transfer agent, dividend disbursing agent and custodian. Forum serves as the Trust's manager and as distributor of the Trust's shares. FAS serves as the Trust's administrator.

Each of the following Funds invests all its investable assets in a Portfolio with substantially similar investment objectives and policies: Ready Cash Investment Fund, Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund and Small Cap Opportunities Fund.

Each of the following Funds invests all of its investable assets in multiple Portfolios with different investment policies: Cash Investment Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund. The percentage of each of these Fund's (except Cash Investment Fund's) assets invested in each Portfolio may be changed at any time in response to market or other conditions. Allocations are made within specified ranges as described in each Fund's prospectus under "Investment Objectives and Policies."

The other Funds invest directly in portfolio securities.

Each Fund that invest in one or more Portfolios bears its pro rata share of the expenses of the Portfolio(s) in which the it invests.

2.       ADDITIONAL INFORMATION REGARDING INVESTMENTS AND STRATEGIES

GENERAL INFORMATION
This section discusses in greater detail than the prospectus certain of the investments the Funds may make. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. If a Fund that invests in one or more Portfolios is described below as being able to make a certain type of investment, the Fund makes that type of investment through the Portfolio or Portfolios.

Each Fund's investment objective and all its investment policies that are designated as fundamental may not be changed without approval by the lesser of:
(i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present or represented at an investors' meeting, if more than 50% of the outstanding shares of the Fund are present or represented at the meeting in person or by proxy. A Fund may change any other investment policy upon appropriate notice to investors.

EQUITY SECURITIES
Equity securities include common stock, preferred stock, convertible securities, warrants, depositary receipts, shares of closed-end investment companies and equity-related securities. The market value of all securities, particularly equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. Overall economic and market conditions also impact an equity security's price. The market value of an equity security also may fluctuate based on changes in a company's financial condition. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of equity securities to meet redemptions by investors or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

PREFERRED STOCK. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated. Preferred stock, however, is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

CONVERTIBLE SECURITIES. Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly.

In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security's conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable nonconvertible securities and are subject to less fluctuations in value than underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

EQUITY-RELATED SECURITIES. Equity-related securities are securities whose interest and/or principal payment obligations are linked to a specified index of equity securities, or determined pursuant to specific formulas. A Fund may invest in these instruments when the securities provide a higher amount of dividend income than is available from a company's common stock. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. Adverse changes in the securities markets may reduce interest payments made under, and/or the principal of, equity-linked securities held by a Fund. In addition, it is not possible to predict how equity-related securities will trade in the secondary market or whether the market for the securities will be liquid.

DEPOSITARY RECEIPTS. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Funds invest in depositary receipts in order to obtain exposure to foreign securities markets.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

CLOSED-END INVESTMENT COMPANIES. International Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Fund will invest in such companies when, in the Adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

FIXED INCOME SECURITIES
Fixed income securities include corporate debt obligations, U.S. Government Securities, municipal securities, mortgage-related securities, asset-backed securities, guaranteed investment contracts, zero coupon securities, variable and floating rate securities, financial institution obligations, commercial paper and participation interests.

CORPORATE DEBT OBLIGATIONS. The Funds may invest in corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations.
Commercial paper normally has a maturity of less than 9 months.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (e.g., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. There is no assurance that the U.S. Government will support securities not backed by its full faith and credit. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MUNICIPAL SECURITIES. The states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitation districts) issue municipal securities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities generally are classified as bonds, notes and leases. Municipal securities may be zero-coupon securities.

General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer's general taxing power. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Municipal bonds may also be moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less. Municipal leases generally take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Funds will invest in municipal lease obligations through certificates of participation.

STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

PUTS. The Funds may acquire "puts" with respect to municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Funds may sell, transfer or assign puts only in conjunction with the sale, transfer or assignment of the underlying securities. The amount payable to a Fund upon its exercise of a "put" is normally: (1) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date during that period.

The Funds may acquire puts to facilitate the liquidity of portfolio assets. The Funds may use puts to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities. See "Risk Considerations."

GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIES. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal,  and  FHMLC  guarantees  timely  payment  of  interest  and  ultimate collection of principal of its pass-through securities. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets. The market values of these securities are extremely sensitive to prepayment rates.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. A Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

CREDIT ENHANCEMENTS. To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these methods. The Funds will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often to a greater extent. See "Risk Considerations." No Fund may invest more than 10% of its net assets in asset-backed securities that are backed by a particular type of credit, (e.g., credit card receivables).

FOREIGN GOVERNMENT AND SUPRANATIONAL ORGANIZATIONS DEBT SECURITIES. A Fund may invest in fixed income securities issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the Adviser believes that the securities do not present risks inconsistent with the Fund's investment objective.

GUARANTEED INVESTMENT CONTRACTS. Guaranteed investment contracts ("GICs") are issued by insurance companies. In purchasing a GIC, a Fund contributes cash to the insurance company's general account and the insurance company then credits to the Fund's deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

ZERO-COUPON SECURITIES. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

VARIABLE AND FLOATING RATE SECURITIES. Certain debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield. The Money Market Funds may not invest in inverse floaters.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity.

Variable and floating rate demand notes of corporations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time upon a specified period of notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. A Fund will purchase these securities only when its Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisers may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisers will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisers monitor the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

FINANCIAL INSTITUTION OBLIGATIONS. A Fund may invest in obligations of financial institutions, including certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce a Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposits to third parties.

Funds that invest in foreign securities may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Small Cap Opportunities Fund may invest in obligations (including certificates of deposit and bankers' acceptances) of U.S. banks that have total assets at the time of purchase in excess of $1 billion and are members of the Federal Deposit Insurance Corporation.

PARTICIPATION INTERESTS. A Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest. A Fund will not invest more than 10% of its total assets in participation interests in which the Fund does not have demand rights. Each Tax-Free Income Fund will obtain appropriate assurances that the interest earned by the Fund from the municipal securities in which it holds participation interests is exempt from federal and, in the case of Colorado Tax-Free Fund, Minnesota Tax-Free Fund and Minnesota Intermediate Tax-Free Fund, applicable state income tax.

GENERAL MONEY MARKET FUND GUIDELINES
Each Money Market Fund will invest only in high-quality, U.S. dollar-denominated instruments. As used herein, high-quality instruments include those that (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by the Adviser, pursuant to procedures adopted by the Board, to be of comparable quality. A Money Market Fund (except for Municipal Money Market Fund) will not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by an NRSRO (a "second tier security") if, immediately after the acquisition, the Fund would have invested more than (1) the greater of 1% of its total assets in any single second tier security; or (2) 5% of its total assets in second tier securities. Municipal Money Market Fund is subject to certain issuer diversification rules described below under "Investment Limitations, Non-fundamental Limitations." Appendix A to this SAI contains a description of the rating categories of Standard & Poor's, Moody's and certain other NRSROs.

In addition, each Money Market Fund (1) will invest only in instruments that have a remaining maturity of 397 days or less (as calculated in accordance with Rule 2a-7 under the 1940 Act); (2) will maintain a dollar-weighted average maturity of 90 days or less; (3) will not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities and to the extent permitted by Rule 2a-7); and (4) will not purchase a security if the value of all securities held by the Fund and issued or guaranteed by the same issuer (including letters of credit in support of a security) would exceed 10% of the Fund's total assets. These limitations apply with respect to only 75% of the total assets of Municipal Money Market Fund.

INVESTMENT BY FEDERAL CREDIT UNIONS. U.S. Government Fund and Treasury Fund seek to limit their investments to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as these statutes and rules and regulations may be amended.

BORROWING
Each Fund may borrow money in accordance with its investment policies set forth under "Investment Limitations." Interest costs on borrowings may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions are transactions in which a Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. Each Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Funds' custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments. A Money Market Fund will only enter into a repurchase agreement with a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States. International Fund may enter into repurchase agreements with foreign entities. Small Cap Opportunities Fund may invest only in repurchase agreements maturing in seven days or less.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

LENDING FUND SECURITIES
Each Fund may lend Fund securities in an amount up to 33-1/3% (25% in the case of Small Cap Opportunities Fund) of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds will not lend portfolio securities to any officer, director, employee or affiliate of the Funds or an Adviser.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
Each Fund may purchase or sell portfolio securities on a "when-issued," "delayed delivery" or "forward commitment" basis. When-issued securities may be purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. When these transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into these transactions only with the intention of actually receiving securities or delivering them, as appropriate. The Funds may dispose of the right to acquire these securities before the settlement date if deemed advisable. During the period between the time of commitment and settlement, no payment is made for the securities purchased and no interest or dividends on the securities accrue to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. The use of when-issued transactions and forward commitments enables a Fund to protect against anticipated changes in interest rates and prices, but also tends to increase the volatility of the Fund's net asset value per share. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued, delayed delivery or forward commitment basis if, as a result, more than 15% (35% in the case of Total Return Bond Fund) of the value of the Fund's total assets would be committed to such transactions.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. If an Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

ILLIQUID INVESTMENTS
No Fund may knowingly invest more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets in illiquid investments. Illiquid investments are investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment and include, among other instruments, repurchase agreements not entitling the Fund to payment of principal within seven days.

An institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors usually will not seek to sell these instruments to the general public, but instead will often depend on either an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions therefore may not be determinative of the liquidity of such investments.

If unregistered securities are eligible for purchase by institutional buyers in accordance with applicable exemptions under guidelines adopted by the Board, an Adviser may determine that the securities are liquid. Under these guidelines, the Advisers are required to take into account: (1) the frequency of trades and quotations for the investment; (2) the number of dealers willing to purchase or sell the investment; (3) the number of dealers that have undertaken to make a market in the investment; (4) the number of other potential purchasers; and (5) the nature of the marketplace trades, including the time needed to dispose of the investment, the method of soliciting offers and the mechanics of the transfer.

Illiquid investments may be more difficult to value than liquid investments and the sale of illiquid investments generally may require more time and result in higher selling expenses than the sale of liquid investments. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Restrictions on resale may have an adverse effect on the marketability of illiquid investments and a Fund might also have to register certain investments in order to dispose of them, resulting in expense and delay.

PURCHASES ON MARGIN AND SHORT SALES
Limited Term Government Income Fund and Intermediate Government Income Fund may purchase securities on margin and make short sales that are not "against the box." When a Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder. As a borrowing, a Fund's purchase of securities on margin is subject to the limitations and risks of borrowing. In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Fund will be required to make margin payments. A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.

Each of these Funds also may make short sales of securities which it does not own or have the right to acquire in anticipation of a decline in the market price for the security. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.

All Funds may engage in short sales "against the box." A short sale is "against the box" to the extent that while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may in certain cases be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. If a Portfolio has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Portfolio generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts. No Fund except Treasury Plus Fund, Diversified Small Cap Fund and Small Cap Opportunities Fund may make short sales if, as a result, more than 25% of the Fund's total assets would be so invested or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

OPTIONS AND FUTURES CONTRACTS
Each Fund (except for Small Cap Opportunities Fund, whose use of options and futures contracts is described separately below) may (1) purchase or sell (write) put and call options on securities to enhance the Fund's performance and
(2) seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of interest-rate futures contracts and options on those futures contracts. A Fund may only write options that are covered. To the extent a Fund invests in foreign securities, it may in the future invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. These instruments are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges on which futures and options are traded or the CFTC. No assurance can be given that any hedging or option income strategy will achieve its intended result. Certain futures strategies employed by Strategic Income Fund and the Balanced Funds in allocating assets temporarily may not be deemed to be for bona fide hedging purposes, as defined by the CFTC. A Fund may enter into futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5% of the Fund's total assets.

COVER FOR OPTIONS AND FUTURES CONTRACTS. A Fund will hold securities, currencies, or other options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. A Fund will enter into a hedging strategy that exposes it to an obligation to another party only if the Fund owns either (1) an offsetting ("covered") position in the underlying security, currency or options or futures contract, or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid debt securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging or option income strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50% of its total assets.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying assets, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that exercises of stock index options are effected with cash payments and do not involve delivery of securities (i.e., stock index options are settled exclusively in cash). Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed-upon price. A bond or stock index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

SMALL CAP OPPORTUNITIES FUND OPTIONS AND FUTURES CONTRACTS
Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of the Fund's securities, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund would: (1) sell Stock Index Futures;
(2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase and then terminate the hedging position), the Fund would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Fund's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Fund's activities in the underlying cash market.

The Fund may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Fund if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may be purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

The Fund may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

PURCHASING CALLS AND PUTS. The Fund may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. The Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Fund would not exceed 5% of the Fund's total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by the Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When the Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

STOCK INDEX FUTURES. The Fund may buy and sell futures contracts only if they are Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

FOREIGN CURRENCY TRANSACTIONS
Funds that make foreign investments may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. A Fund will not enter into forward contracts for speculative purposes. A Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds have no present intention to enter into currency futures or options contracts, but may do so in the future. A Fund might take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

SWAPS, CAPS, FLOORS AND COLLARS
A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

A Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift a Fund's investment exposure from one type of investment to another.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate protection transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on a Fund's performance. Even if the Advisers are correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POSITION
When, in the judgment of an Adviser, market or economic conditions warrant, each Fund, other than a Money Market Fund, may assume a defensive position and temporarily hold cash or invest without limit in cash equivalents to retain flexibility in meeting redemptions, paying expenses and timing of new investments. These investments will be rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, except in the case of International Fund, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) shares of money market funds registered under the 1940 Act within the limits specified therein. To the extent that a Fund assumes a temporary defensive position, it may not be invested to pursue its investment objective. International Fund may hold cash and invest in bank instruments denominated in any major foreign currency.

Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above. When a Tax-Exempt Fixed Income Fund assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and applicable state income taxes on a greater portion of their income distributions received from the Fund.

3.       RISK CONSIDERATIONS


COUNTERPARTY RISK
The Funds may be exposed to the risks of financial failure or insolvency of another party. To help reduce those risks, the Advisers, subject to the Board's supervision, monitor and evaluate the creditworthiness of counterparties to the Funds' transactions and intend to enter into a transaction only when they believe that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

The use of repurchase agreements, securities lending, reverse repurchase agreements, interest rate protection transactions (such as swaps, caps, collars and floors), forward commitments (including dollar roll transactions) and forward contracts involving currencies present particular counterparty risk. In the event that bankruptcy, insolvency or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable, it may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending, reverse repurchase agreements and dollar roll transactions, and therefore, those transactions involve more risk than repurchase agreements. For example, in the event the purchaser of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. As a result of entering into forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share.

FIXED INCOME SECURITIES
GENERAL. The market value of the interest-bearing fixed income securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Funds may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Funds' investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fixed Income Fund, Tax-Free Fixed Income Fund and Balanced Fund will generally buy debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO (although certain Funds have greater restrictions). Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Advisers may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category (except in certain cases with respect to the Money Market Funds) if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize mortgage-related securities depends in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Funds, to the extent they retain the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of their previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. To the extent that the Funds purchase mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

ASSET-BACKED SECURITIES. Like mortgages underlying mortgage-related securities, the collateral underlying assets are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be of comparable quality. Such high risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Funds may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Fund's Adviser.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund's Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, the Fund's Adviser may be forced to sell the Fund's higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield/high risk securities.

FOREIGN SECURITIES
All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Certain Funds may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Funds make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Funds.

LEVERAGE
The Funds may use leverage in an effort to increase their returns. Leverage involves special risks and may involve speculative investment techniques.
Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward commitment basis (including dollar roll transactions) and the use of swaps and related agreements are transactions that result in leverage. Certain Funds also may purchase securities on margin or enter into short sales. The Funds use these investment techniques only when the Advisers believe that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs). The risks of leverage include a higher volatility of the net asset value of the Fund's interests and the relatively greater effect on the net asset value of the interests caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if a Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, a Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The use of a segregated account in connection with leveraged transactions may result in a Fund's investment portfolio being 100% leveraged.

OPTIONS AND FUTURES CONTRACTS
A Fund's use of options and futures contracts subjects the Fund to certain unique investment risks. These risks include: (1) dependence on an Adviser's ability to correctly predict movements in the prices of individual securities and fluctuations in interest rates, the general securities markets and other economic factors; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective;
(3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited losses when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange-traded options contracts on fixed income securities. The Funds may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

SMALL CAPITALIZATION STOCKS
Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rises more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

GEOGRAPHIC CONCENTRATION
To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, region or country, the value of the Fund's shares may be especially affected by factors pertaining to that state, region or country's economy and other factors specifically affecting the ability of issuers of that state, region or country to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a more geographically diverse portfolio.

Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund invest principally in municipal securities issued by issuers within a particular state and the state's political subdivisions. Those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. In addition, to the extent they may concentrate their investments in a particular jurisdiction, Municipal Money Market Fund, Limited Term Tax-Free Fund and Tax-Free Income Fund will be subject to similar risks. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

DIVERSIFICATION
Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of a relatively small number of issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund because each Fund's performance will generally be more heavily influenced by an adverse movement in a single security's price. Each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code. These requirements provide that, as of the last day of each fiscal quarter: (1) with respect to 50% of its assets, a Fund may not: (a) own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets; or (b) own more than 10% of the outstanding voting securities of a single issuer; and (2) a Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 25% of the Fund's total assets.

4.       INFORMATION CONCERNING COLORADO AND MINNESOTA

Following is a brief summary of some of the factors that may affect the financial condition of the State of Colorado and the State of Minnesota and their respective political subdivisions. It is not a complete or comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by Colorado Tax Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in each state could have an adverse impact on the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund. It is not possible to predict whether and to what extent those factors may affect the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund.

The following summary is based on publicly available information that has not been independently verified by the Trust or its legal counsel.

COLORADO
THE COLORADO STATE ECONOMY. Among the most significant sectors of the State's economy are services, trade, manufacture of durable and non-durable goods and tourism. During the mid-1980's, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

From 1993 through 1997, there has been steady improvement in the Colorado economy: per-capita income increased approximately 21.1% (5.35% in 1997) and retail trade sales increased approximately 32.3% (5.6% in 1997). The State's estimated growth rate is above the national growth rate and the State's unemployment rate is still below the national unemployment rate (in 1997 the State's unemployment rate was 3.3% and the United State's unemployment rate was 5.0%).

The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness.

STATE REVENUES. The State operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1997 refers to the fiscal year ended June 30, 1997.

The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and personal income taxes, which accounted for approximately 31.0% and 54.3%, respectively, of total General Fund revenues during fiscal year 1996 and approximately 30.5% and 55.0%, respectively, of total General Fund revenues during fiscal year 1997. The ending General Fund balance for fiscal year 1996 was $368.5 million and for fiscal year 1997 was approximately $514.1 million.

The Colorado Constitution contains strict limitations on the ability of the State to create debt except under certain very limited circumstances. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notes to alleviate temporary cash flow shortfalls. The most recent issue of such notes, issued on July 1, 1998, was given the highest rating available for short-term obligations by S&P (SP-1+) and Fitch (F-1+) (A rating on such notes was not requested from, and consequently no rating was given by, Moody's). Because of the short-term nature of such notes, their ratings should not be considered necessarily indicative of the State's general financial condition.

TAX AND SPENDING LIMITATION AMENDMENT. On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

The provisions of the Amendment apply to "districts," which are defined in the Amendment as the State or any local government, with certain exclusions. Under the terms of the Amendment, districts must have prior voter approval to impose any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase and extension of an expiring tax. Such prior voter approval is also required, except in certain limited circumstances, for the creation of "any multiple-fiscal year direct or indirect district debt or other financial obligation." The Amendment prescribes the timing and procedures for any elections required by the Amendment.

Because the Amendment's voter approval requirements apply to any "multiple fiscal year" debt or financial obligation, short-term obligations which do not extend beyond the fiscal year in which they are incurred are exempt from the voter approval requirements of the Amendment. In addition, the Colorado Court of Appeals has determined that lease purchase obligations subject to annual appropriation are not subject to the voter approval requirements of the Amendment. The Amendment's voter approval requirements and other limitations (discussed in the following paragraph) do not apply to "enterprises," which are defined in the Amendment as follows: "a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined."

Among other provisions, the Amendment requires the establishment of emergency reserves, limits increases in district revenues and limits increases in district fiscal year spending. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. The Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. District revenues in excess of the limits prescribed by the Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. During fiscal year 1998, revenues in excess of the limits applicable for the 1997 fiscal year, in the amount of approximately $139.0 million were refunded to certain taxpayers in the State in accordance with the Amendment. In fiscal year 1999, preliminary figures indicate that aproximately $562 million would be refunded for the excess over the fiscal year 1998 limit. In addition, the Amendment prohibits new or increased real property transfer taxes, new State real property taxes and new local district income taxes. The Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

This description is not intended to constitute a complete description of all of the provisions of the Amendment. Furthermore, many provisions of the Amendment and their application are unclear. Several statutes have been enacted since the passage of the Amendment attempting to clarify the application of the Amendment with respect to certain governmental entities and activities and numerous court decisions have been rendered interpreting certain of the Amendment's provisions. However, many provisions of the Amendment may require further legislative or judicial clarification. The future impact of the Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time. Attempts to apply the provisions of the

Amendment to obligations issued prior to the approval of the Amendment may be challenged as violation of protections afforded by the federal constitution against impairment of contracts.

MINNESOTA
The following information has been derived from the 1997 edition of Historical Economic Statistics and the Economic Report to the Governor for 1993 and 1994, both prepared by the Economic Resource Group, and Compare Minnesota: An Economic and Statistical Fact Book 1996/1997 by the Minnesota Department of Trade and Economic Development. Generally, the information below is current only through 1994.

THE GENERAL STRUCTURE OF THE STATE'S ECONOMY

Based on the most current information readily available, derived from the sources referred to above, a number of general conclusions can be drawn about Minnesota's economy taken as a whole.

Diversity   and  a   significant   natural   resource  base  are  two  important
characteristics of the State's economy.

When viewed on an aggregate level, the structure of the State's economy, according to the most recent readily available information, parallels the structure of the United States economy as a whole. State employment in 10 major sectors is distributed in approximately the same proportions as national employment.

Some unique characteristics of the State's economy are apparent in employment concentrations in many major industries. The State's concentration of employment in high technology industries is higher than the United States average. This emphasis is partly explained by the location in the State of Honeywell, IBM, 3M Company, Unisys and Seagate Technology.

The importance of the State's resource base for overall employment is apparent in the employment mix in non durable goods industries. According to the most recent readily available information, the State's concentration of employment is higher than the United States average in the food and kindred products industry and in the forest and forestry products industry. Both of these industries rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry.

The printing and publishing industry and the medical products manufacturing industry are also relatively more important to employment in the State than in the United States.

Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.4 thousand in 1994. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains significant quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.


PERFORMANCE OF THE STATE'S ECONOMY

Since 1980, State per capita personal income has been within a few percentage points of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture.

According  to  the  most  recent  readily  available  information,   the  annual
unemployment rate in Minnesota has been below that of the United States since 1985.

POPULATION TRENDS IN THE STATE

Minnesota resident population grew from 4,074,000 in 1980 to 4,565,000 in 1994, for a growth rate of 12.1%. The United States growth rate between 1980 and 1994 was 15.1% and the overall growth rate for the twelve north central states was

4.4%. Based on the most recent readily available information, the Minnesota population is forecast to grow 12.3% between 1994 and 2010.


5.       INVESTMENT LIMITATIONS

For purposes of all fundamental and  nonfundamental  investment  policies of the
Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

FUNDAMENTAL LIMITATIONS
Each Fund has adopted the following fundamental investment policies.

(1)      DIVERSIFICATION

                  EACH FUND (other than Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund) may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

(2)      CONCENTRATION

         (a) CASH INVESTMENT FUND and READY CASH INVESTMENT FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities; (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (b) TREASURY FUND, U.S. GOVERNMENT FUND and MUNICIPAL MONEY MARKET FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in foreign government securities, or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies;
                    provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.


         (c) TREASURY PLUS FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on (i) investments in
                    U.S. Government securities, in repurchase agreements covering U.S. Government securities, in securities issued by the states, territories and possessions of the United States ("municipal securities") or in foreign government securities or (ii) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy. For purposes of this policy (i) "mortgage related securities," as that term is defined in the 1934 Act are treated as securities of an issuer in the industry of the primary type of asset backing the security, (ii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

         (d) INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND, MINNESOTA TAX-FREE FUND and VALUGROWTH STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in repurchase agreements covering U.S. Government Securities; (2) municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (e) TOTAL RETURN BOND FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) mortgage-related or housing-related securities (including mortgage-related or housing-related U.S. Government Securities) and municipal securities are not treated as involving a single industry;
                    (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the

                    1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (f) SMALL COMPANY STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (g) DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities.
                    Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (h) STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, and SMALL COMPANY GROWTH FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (i) INTERNATIONAL FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) there is no limit on investment in issuers domiciled in a single country; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

(3)      BORROWING

         (a) Each MONEY MARKET FUND, INCOME FUND, TOTAL RETURN BOND FUND, each TAX-FREE INCOME FUND, VALUGROWTH STOCK FUND, SMALL COMPANY STOCK FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may borrow money from banks or by entering into reverse repurchase agreements, but the Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).


         (b) STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INDEX FUND, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

         (c) TREASURY PLUS FUND may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets. For purposes of this limitation, the following are not treated as borrowing to the extent they are fully collateralized: (i) the delayed delivery of purchased securities (such as the purchase of when-issued securities), (ii) reverse repurchase agreements; (iii) dollar roll transactions; and (iv) the lending of securities.


(4)      ISSUANCE OF SENIOR SECURITIES

         NO FUND may issue senior securities except to the extent permitted by the 1940 Act.

(5)      UNDERWRITING ACTIVITIES

         (a) TREASURY PLUS FUND may not underwrite (as that term is defined by the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be considered to be an underwriter.

         (b) NO OTHER FUND may underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(6)      MAKING LOANS

         (a) TREASURY PLUS FUND may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

         (b) NO OTHER FUND may make loans, except a Fund may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

(7)      PURCHASES AND SALES OF REAL ESTATE

         (a) EACH FUND (other than DIVERSIFIED SMALL CAP FUND, SMALL CAP OPPORTUNITIES FUND AND TREASURY PLUS FUND) may not purchase or sell real estate or any interest therein or real estate limited partnership interests, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

         (b) DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase or sell real estate or any interest therein, except that it may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

         (c) TREASURY PLUS FUND may not purchase or sell real estate, unless acquired as a result of ownership of securities or other investments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8)      PURCHASES AND SALES OF COMMODITIES

         (a) EACH FIXED INCOME FUND, EQUITY FUND (other than DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) and BALANCED FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

         (b) DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures and forward currency contracts and other financial contracts or derivative instruments.

         (c) TREASURY PLUS FUND may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

NONFUNDAMENTAL LIMITATIONS
Each Fund has adopted the following nonfundamental investment policies. The Board may change any nonfundamental policy.

(1)      DIVERSIFICATION

         (a) To the extent required to qualify as a regulated investment company, and with respect to 50% of its assets, MUNICIPAL MONEY MARKET FUND may not purchase a security other than a U.S. Government Security, if as a result, more than 5% of the Fund' s total assets would be invested in a single issuer or the Fund would own more than 10% of the outstanding rated securities of any single issuer.

         (b) COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND are "non-diversified" as that term is defined in the 1940 Act.

         (c) With respect to each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND, to the extent required to qualify as a regulated investment company under the Code, as amended, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

(2)      BORROWING

         (a) EACH FUND'S (other than TREASURY PLUS FUND'S, INTERMEDIATE GOVERNMENT INCOME FUND'S and DIVERSIFIED BOND FUND'S) borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of the Fund's net assets. When STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH
                    BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND establish a segregated account to limit the amount of leveraging with respect to certain investment techniques, they do not treat those techniques as involving borrowings for purposes of this or other borrowing limitations.

         (b) TREASURY PLUS FUND may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(3)      ILLIQUID SECURITIES

         (a) No MONEY MARKET FUND other than TREASURY PLUS FUND may acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

         (b) EACH FIXED INCOME FUND, EQUITY FUND and BALANCED FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

         (c) TREASURY PLUS FUND may not invest more than 10% of its net assets in illiquid assets such as: (i) securities that cannot be disposed of within seven days at their then-current value,
                  (ii) repurchase agreements not entitling the holder to payment of principal within seven days and (iii) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.


(4)      OTHER INVESTMENT COMPANIES

         NO FUND may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

(5)      MARGIN AND SHORT SALES

         (a) EACH FUND (other than TREASURY PLUS FUND, LIMITED TERM GOVERNMENT INCOME FUND and INTERMEDIATE GOVERNMENT INCOME
                    FUND) may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. EACH FUND other than TREASURY PLUS FUND may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts. NO FUND (other than TREASURY PLUS FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) may enter short sales if, as a result, more that 25% of the value of the Fund's total assets would be so invested, or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

         (b) TREASURY PLUS FUND may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. The Fund may not purchase securities on margin, except that the Fund may use short-term credit for clearance of the Fund's transactions, and provided that the initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(6)      UNSEASONED ISSUERS

         NO FUND (other than TREASURY PLUS FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) may invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

(7)      PLEDGING

         NO FUND may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions.

(8)      SECURITIES WITH VOTING RIGHTS

         NO MONEY MARKET FUND or FIXED INCOME FUND may purchase securities having voting rights except securities of other investment companies; provided that the Funds may hold securities with voting rights obtained through a conversion or other corporate transaction of the issuer of the securities, whether or not the Fund was permitted to exercise any rights with respect to the conversion or other transaction.

(9)      LENDING OF PORTFOLIO SECURITIES

         NO FUND (other than SMALL CAP OPPORTUNITIES FUND) may lend portfolio securities if the total value of all loaned securities would exceed 33 1/3% of the Fund's total assets, as determined by SEC guidelines.

         SMALL CAP OPPORTUNITIES FUND may not lend portfolio securities if the total value of all loaned securities would exceed 25% of its total assets.

 (10)    REAL ESTATE LIMITED PARTNERSHIPS

         NO FUND other than TREASURY PLUS FUND may invest in real estate limited partnerships.

(11)     OPTIONS AND FUTURES CONTRACTS

         (a) NO MONEY MARKET FUND may invest in options, futures contracts or options on futures contracts.

         (b) NO FIXED INCOME FUND, EQUITY FUND (other than SMALL CAP OPPORTUNITIES FUND) or BALANCED FUND may purchase an option if, as a result, more that 5% of the value of the Fund's total assets would be so invested.

(12)     WARRANTS

         NO FUND may invest in warrants if: (1) more than 5% of the value of the Fund's net assets would will be invested in warrants (valued at the lower of cost or market) or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, that warrants acquired by a Fund attached to securities are deemed to have no value.

(13)     TREASURY FUND INVESTMENT LIMITATIONS

         TREASURY FUND may not enter into repurchase agreements or purchase any security other than those that are issued or guaranteed by the U.S. Treasury, including separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.

(14)     PURCHASES AND SALES OF COMMODITIES

         NO MONEY MARKET FUND except TREASURY PLUS FUND may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities, provided that currencies and currency-related contracts and contracts on indices are not be deemed to be physical commodities.

         TREASURY PLUS FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities.

(15)     VALUGROWTH STOCK FUND INVESTMENT LIMITATIONS

         VALUGROWTH STOCK FUND may not enter into commitments under when-issued and forward commitment obligations in an amount greater than 15% of the value of the Fund's total assets.

(16)     EXERCISING CONTROL OF ISSUERS

         TREASURY PLUS FUND may not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

6.       PERFORMANCE AND ADVERTISING DATA

GENERAL
Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. All performance information for a Fund is calculated on a class basis. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

A Fund's performance may be quoted in terms of yield or total return. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. Municipal Money Market Fund and the Tax-Exempt Fixed Income Funds may also quote tax-equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yield, after taxes.

A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.
Because average annual returns tend to smooth out variations in the Fund's returns, they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges will be higher than a similar computation that takes into account payment of sales charges.

For a listing of certain performance data as of May 31, 1998 (see Appendix C-- Performance Data, Table 3-- Total Returns).

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indexes are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS
Although published yield information is useful in reviewing a Fund's performance, the Fund's yield fluctuates from day to day and the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, financial institutions that sell Fund shares and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

MONEY MARKET FUNDS. Yield quotations for the Money Market Funds will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Money Market Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

FIXED INCOME FUNDS, TAX-FREE FIXED INCOME FUNDS, BALANCED FUNDS AND EQUITY FUNDS. Standardized yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income.
Capital gains and losses generally are excluded from these calculations.

The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS
Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, performance is not constant over time but changes from year to year, and average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P = a  hypothetical  initial  payment  of  $1,000
                  T =  average annual total return
                  n = number of years
                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the sales load according to the following formula:


       P(1+U)n = ERV

Where    P        =     a hypothetical initial payment of $1,000.

         U        =     average annual total return assuming non payment of
                        the maximum sales load at the beginning of the stated period.

         n        =     number of years

         ERV      =     ending redeemable value of a hypothetical $1,000 payment
                        at the end of the stated period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

     PT = (ERV/P-1)

     Where:
      PT = period total return
      The other definitions are the same as in average annual total return above

MULTICLASS,  COLLECTIVE  INVESTMENT FUND, COMMON TRUST FUND AND CORE AND GATEWAY
PERFORMANCE MULTICLASS PERFORMANCE. When a Fund has more than one class of shares, performance calculations for the classes of shares that are created after the initial class may be stated so as to include the performance of the initial class or classes of the Fund. Generally, performance of the initial class is not restated to reflect the expenses or expense ratio of the subsequent class. For instance, if A Shares of a Fund are created after I Shares have been in existence, the inception of performance for the A Shares will be deemed to be the inception date of the I Shares and the performance of the I Shares (based on the I Shares actual expenses) from the inception of I Shares to the inception of A Shares will be deemed to be the performance of A Shares for that period. For standardized total return calculations, the current maximum initial sales load and applicable 12b-1 fees on A Shares would be used in determining the total return of A Shares as if assessed at the inception of I Shares. Generally, the performance of B Shares and C Shares will be calculated only from the inception date of B Shares, regardless of the existence of prior share classes in the same Fund.

COLLECTIVE INVESTMENT AND COMMON TRUST FUND PERFORMANCE. Prior to November 11, 1994, Norwest Bank managed several collective investment funds each of which had an investment objective and investment policies that were in all material respects equivalent to a particular Fund which became the successor to the collective investment fund. Therefore, the performance for these Funds includes the performance of their predecessor collective investment funds for periods before those Funds became mutual funds on November 11, 1994. The collective investment fund performance was adjusted to reflect those Funds' 1994 estimate of their expense ratios for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). Prior to October 1, 1997, Norwest Bank managed a common trust fund which had an investment objective and investment policies that were in all material respects equivalent to one of the Funds which became the successor to the common trust fund. Therefore, the performance for the Fund includes the performance of the predecessor common trust fund for the period before the Fund became a mutual fund on October 1, 1997. The common trust fund performance was adjusted to reflect the Fund's 1997 estimate of its expense ratio for the first year of operation as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment funds and common trust fund were not registered under the 1940 Act nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance result. The performance of International Fund reflects the historical performance of Schroder International Equity Fund (managed by Schroder Capital Management International Inc.) in which International Fund's predecessor collective investment fund invested.

CORE AND GATEWAY PERFORMANCE. When a Fund invests all of its investable assets in a Portfolio that has a performance history prior to the investment by the Fund, the Fund will assume the performance history of the Portfolio. That history may be restated to reflect the estimated expenses of the Fund.

OTHER ADVERTISEMENT MATTERS. The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) biographical descriptions of the Funds' portfolio managers and the portfolio management staff of the Advisers or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


                          SYSTEMATIC                    SHARE                    SHARES
  PERIOD                  INVESTMENT                    PRICE                   PURCHASED
  ------                  ----------                    -----                   ---------
     1                       $100                        $10                     10.00
     2                       $100                        $12                      8.33
     3                       $100                        $15                      6.67
     4                       $100                        $20                      5.00
     5                       $100                        $18                      5.56
     6                       $100                        $16                      6.25
                             ----                        ---                      ----
              Total Invested $600        Average Price $15.17        Total Shares 41.81

With respect to the Funds that invest in municipal securities and distribute Federally tax-exempt (and in certain cases state tax exempt) dividends, the Funds may advertise the benefits of and other effects of investing in municipal securities. For instance, the Funds' advertisements may note that municipal bonds have historically offered higher after tax yields than comparable taxable alternatives for those persons in the higher tax brackets, that municipal bond yields may tend to outpace inflation and that changes in tax law have eliminated many of the tax advantages of other investments. The combined Federal and state income tax rates for a particular state may also be described and advertisements may indicate equivalent taxable and tax-free yields at various approximate combined marginal Federal and state tax bracket rates. All yields so advertised are for illustration only are not necessarily representative of a Fund's yield.

In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.

7.       MANAGEMENT

Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS
TRUSTEES AND OFFICERS OF THE TRUST. The Trustees and officers of the Trust and their principal occupations during the past five years and age as of October 1, 1998 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER, Chairman and President,* Age 56.

          President  and Owner,  Forum  Financial  Services,  Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age 67.

         Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

DONALD H. BURKHARDT, Trustee, Age  72.

          Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

JAMES C. HARRIS, Trustee, Age  78.

          President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

RICHARD M. LEACH, Trustee, Age  65.

          President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor
          Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

JOHN S. MCCUNE,* Trustee, Age  53.

          President,   Norwest  Investment   Services,   Inc.  (a  broker-dealer
          subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

TIMOTHY J. PENNY, Trustee, Age 46.

          Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

DONALD C. WILLEKE, Trustee, Age 58.

          Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

SARA M. MORRIS, Vice President and Treasurer, Age  35.

         Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor.
         Her address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Vice President and Secretary, Age  37.

         Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age 44.

          Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

PAMELA J. WHEATON, Assistant Treasurer, Age 39.

         Manager - Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age  50.

         Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

EDWARD C. LAWRENCE, Assistant Secretary, Age  29.

         Fund Administrator, Forum Financial Services, Inc., with which he has been associated since 1997. Prior thereto, Mr. Lawrence was a self-employed contractor on antitrust cases with the law firm of White & Case. After graduating from law school, from 1994-1996, Mr. Lawrence worked as an assistant public defender for the Missouri State Public Defender's Office. His address is Two Portland Square, Portland, Maine 04101.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST. Each Trustee of the Trust is paid a retainer fee in the total amount of $5,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1998, which was the fiscal year end of all of the Trust's portfolios.

                                                   TOTAL COMPENSATION FROM
                           TOTAL COMPENSATION       THE TRUST AND NORWEST
                             FROM THE TRUST             SELECT FUNDS

         Mr. Brown              $32,870                    $33,000
         Mr. Burkhardt          $39,344                    $39,500
         Mr. Harris             $32,870                    $33,000
         Mr. Leach              $32,870                    $33,000
         Mr. Penny              $32,870                    $33,000
         Mr. Willeke            $32,870                    $33,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1998 total expenses of the Trustees (other than Mr. Keffer) was $20,869 and total expenses of the trustees of Norwest Select Funds was $77 .

As of October 1, 1998, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

 JOHN Y. KEFFER*, Chairman and President (Age 56).

          President , Forum Financial Group, LLC (mutual fund services company holding company). Mr. Keffer is a Trustee/Director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

COSTAS AZARIADIS, Trustee (Age 55).

          Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

JAMES C. CHENG, Trustee (Age 56).

          President, Technology Marketing Associates (a marketing company for small and medium size businesses in New England) since 1991. Prior thereto, Mr. Cheng was President of Network Dynamics, Inc. (a software development company). His address is 27 Temple Street, Belmont, MA 02718.

J. MICHAEL PARISH, Trustee (Age 55).

          Partner at the law firm of Reid & Priest L.L.P. since 1995. From 1989 to 1995, he was a partner at Winthrop, Stimson, Putnam & Roberts. His address is 40 West 57th Street, New York, New York 10019.

  STACEY HONG, Treasurer (Age 32)

         Director, Fund Accounting, Forum Financial Group, LLC, with which he has been associated since April 1992. Prior thereto, Mr. Hong was a Senior Accountant at Ernst & Young, LLP. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President (Age 44).

         Managing Director, Forum Financial Group, LLC with which he has been associated since October 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Secretary (Age 37).

          General Counsel, Forum Financial Group , LLC, with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart, LLP. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

LESLIE K. KLENK,  Secretary (Age 34)

          Assistant Counsel, Forum Financial Group, LLC with which she has been associated since April 1998. Prior thereto, Ms. Klenk was Vice President and Associate General Counsel of Smith Barney Inc. Ms. Klenk also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

PAMELA STUTCH, Assistant Secretary (Age 31)

          Fund Administrator, Forum Financial Group, LLC with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University School of Law and graduated in 1997. Ms. Stutch was also a legal intern for the Maine Department of the Attorney General. Ms. Stutch also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

TRUSTEES AND OFFICERS OF SCHRODER CORE. The Trustees and officers of Schroder Core and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940
Act) of Schroder Core is indicated by an asterisk. Messrs. Keffer and Sheehan, officers of Schroder Core, currently serve as officers of the Trust.

OFFICERS AND TRUSTEES. The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with Schroder Capital Management, International, Inc. ("SCMI"). Except as noted, each of these individuals currently serves in the same capacity for Schroder Capital Funds, Schroder Capital Funds II and Schroder Series Trust, other registered investment companies in the Schroder family of funds.

PETER E. GUERNSEY, (Age 75)

          Trustee of the Trust; Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers. His address is c/o the Trust, Two Portland Square, Portland, Maine

JOHN I. HOWELL, (Age 80)

          Trustee of the Trust; Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York. His address is c/o the Trust, Two Portland Square, Portland, Maine.

CLARENCE F. MICHALIS, (Age 75)

          Trustee of the Trust; Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation). His address is c/o the Trust, Two Portland Square, Portland, Maine.

HERMANN C. SCHWAB, (Age 77)

          Chairman and Trustee of the Trust; retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984. His address is c/o the Trust, Two Portland Square, Portland, Maine.

HON. DAVID N. DINKINS, (Age 69)

         Trustee of the Trust; Professor, Columbia University School of International and Public Affairs; Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetic Center, Inc.; formerly, Mayor, The City of New York. His address is c/o the Trust, Two Portland Square, Portland, Maine.

PETER S. KNIGHT, (Age 46)

         Trustee of the Trust; Partner, Wunder, Knight, Levine, Thelen & Forcey; Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group Inc., Formerly, Campaign Manager, Clinton/Gore `96.
         His address is c/o the Trust, Two Portland Square, Portland, Maine.

SHARON L. HAUGH*, (Age 51)

          Trustee of the Trust; Chairman, Schroder Capital Management Inc. ("SCM"), Executive Vice President and Director, SCMI; Chairman and Director, Schroder Advisors. Her address is 787 Seventh Avenue, New York, New York.

MARK J. SMITH*, (Age 35)

          President and Trustee of the Trust; Senior Vice President and Director of SCMI since April 1990; Director and Senior Vice President, Schroder Advisors. His address is 33 Gutter Lane, London, England.

MARK ASTLEY, (Age 33).

          Vice President of the Trust; First Vice President of SCMI, prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1987. His address is 787 Seventh Avenue, New York, New York.

ROBERT G. DAVY, (Age 36)

          Vice President of the Trust; Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1986. His address is 787 Seventh Avenue, New York, New York.

MARGARET H. DOUGLAS-HAMILTON, (Age 55)

          Vice President of the Trust; Secretary of SCM since July 1995; Senior Vice President (since April 1997) and General Counsel of Schroders U.S. Holdings Inc. since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm. Her address is 787 Seventh Avenue, New York, New York.

RICHARD R. FOULKES, (Age 51)

          Vice  President of the Trust;  Deputy  Chairman of SCMI since  October
          1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989. His address is 787 Seventh Avenue, New York, New York.

 FERGAL CASSIDY, (Age 28)

          Treasurer of the Trust. Her address is 787 Seventh Avenue, New York, New York.

 JOHN Y. KEFFER, (Age 56)

          Vice President of the Trust, President of FAS and other affiliated entities including Forum Financial Services, Inc., Forum and, Forum Advisors, Inc. His address is 787 Seventh Avenue, New York, New York.

 JANE P. LUCAS, (Age 35)

          Vice President of the Trust; Director and Senior Vice President SCMI; Director of SCM since September 1995; Director of Schroder Advisors since September 1996; Assistant Director Schroder Investment Management Ltd. since June 1991. Her address is 787 Seventh Avenue, New York, New York.

CATHERINE A. MAZZA, (Age 37)

          Vice President of the Trust; President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985. Her address is 787 Seventh Avenue, New York, New York.

 MICHAEL PERELSTEIN, (Age 41)

         Vice President of the Trust; Director since May 1997 and Senior Vice President of SCMI since January 1997; prior thereto, Managing Director of MacKay - Shields Financial Corp. His address is 787 Seventh Avenue, New York, New York.

 ALEXANDRA POE, (Age 37)

          Secretary and Vice President of the Trust; Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; Secretary of Schroder Advisors; prior thereto, an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989. Her address is 787 Seventh Avenue, New York, New York.

 NICHOLAS ROSSI, (Age 35)

         Assistant Secretary of the Trust, Associate of SCMI since October 1997 and Assistant Vice President Schroder Advisors since March 1998; prior thereto Mutual Fund Specialist, Willkie Farr & Gallagher since May 1996; prior thereto, Fund Administrator with Furman Selz LLC since 1992. His address is 787 Seventh Avenue, New York, New York.

THOMAS G. SHEEHAN, (Age 44)

         Assistant Treasurer and Assistant Secretary of the Trust; Relationship Manager, Forum Administrative Services, LLC since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C. His address is Two Portland Square, Portland, Maine.

FARIBA TALEBI, (Age 36)

         Vice President of the Trust; Group Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987; Director of SCM since April 1997. His address is 787 Seventh Avenue, New York, New York.

JOHN A. TROIANO, (Age 38)

         Vice President of the Trust; Director of SCM since April 1997; Chief Executive Officer, since July 1, 1997, of SCMI and Managing Director and Senior Vice President of SCMI since October 1995; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981. His address is 787 Seventh Avenue, New York, New York.

CHERYL O. TUMLIN, (Age 32)

         Assistant Treasurer and Assistant Secretary of the Trust; Assistant Counsel, Forum Administrative Services, LLC since July 1996, prior thereto, attorney with the U.S. Securities and Exchange Commission, Division of Market Regulation since 1995; prior thereto, attorney with Robinson Silverman Pearce Aronsohn & Berman since 1991. Her address is 787 Seventh Avenue, New York, New York -

IRA L. UNSCHULD, (Age 31)

         Vice President of the Trust; Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993. His address is 787 Seventh Avenue, New York, New York.

*        Interested Trustee of the Trust within the meaning of the 1940 Act.

INVESTMENT ADVISORY SERVICES
GENERAL. Table 1 in Appendix B shows, with respect to each Fund that invests directly in portfolio securities, the dollar amount of fees payable by the Fund to Norwest under its Investment Advisory Agreement. The table shows, with respect to each Fund that invests in a Core and Gateway Structure, the aggregate dollar amount of (i) the Fund's share of the aggregate investment advisory fees payable by the Portfolio(s) in which the Fund invests to Norwest and/or Schroder, as the case may be, under the Investment Advisory Agreement(s) of the Portfolio(s) and (ii) the asset allocation fees payable by the Fund to Norwest, if any, if the Fund invests in multiple Portfolios. The table also shows the amount of the fee that was waived by Norwest and/or Schroder, if any, and the actual fee received by Norwest and/or Schroder. The data is for the past three fiscal years or for a shorter period if the Fund has been in operation for a shorter period.

The advisory fee for each Fund investing directly in portfolio securities is disclosed in the Fund's prospectuses. If a Fund invests in a Core and Gateway Structure, the asset allocation fee payable to Norwest, if any, and the aggregate of the advisory fees payable with respect to the Fund's assets by the Portfolio or Portfolios in which the Fund invests are also disclosed in the Fund's prospectuses. All investment advisory fees are accrued daily and paid monthly. Each Adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.

In addition to receiving its advisory fee from the Funds, each Adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT. For each Fund investing directly in portfolio securities, Norwest makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program or oversees the investment decisions of the Fund's Subadviser, as applicable. For Funds that invest in a Core and Gateway Structure, Norwest provides investment advisory services to the Funds indirectly through its investment advisory services to the Portfolios other than those for which Schroder serves as investment adviser. In this capacity, Norwest makes investment decisions for those Portfolios and continuously reviews, supervises and administers those Portfolios' investment programs or oversees the investment decisions of the Subadvisers, as applicable. For each Fund investing in a Core and Gateway Structure pursuant which the Fund invests in multiple Portfolios and Norwest allocates the Fund's assets among the Portfolios, Norwest makes investment decisions regarding the asset allocations of the Fund and continuously reviews, supervises and administers the Fund's asset allocations. Norwest provides these investment advisory services to the Funds and the Portfolios subject to the supervision of the Board or the Core Board, as appropriate.

Norwest provides investment advisory services to the Funds under the Investment Advisory Agreement between the Trust and Norwest. Norwest provides investment advisory services to the Portfolios under an Investment Advisory Agreement between Core Trust and Norwest. The Investment Advisory Agreement between Norwest and Core Trust is identical to the Investment Advisory Agreement between Norwest and the Trust, except for the fees payable thereunder and certain immaterial matters. Accordingly, the description of the Investment Advisory Agreement set forth below applies equally to the Investment Advisory Agreement between Norwest and Core Trust.

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Under the Investment Advisory Agreement, Norwest may delegate its responsibilities to any Subadviser approved by the Board and, as applicable, shareholders, with respect to all or a portion of the assets of the Fund. With respect to each Fund, the Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice: (1) by the Trust to Norwest, if the Board determines to terminate the Investment Advisory Agreement with respect to the Fund or a majority of the outstanding voting securities of the Fund vote to terminate the Investment Advisory Agreement with respect to the Fund or (2) by the Adviser to the Trust. The Investment Advisory Agreement terminates if assigned. The Investment Advisory Agreement also provides that, with respect to the Funds, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreement shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement provides that Norwest may render services to others.

Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. Norwest Corporation currently has assets in excess of $83 billion. Norwest and its affiliates currently manage assets with a value of approximately $52.9 billion. Norwest Corporation and Wells Fargo & Company, the parent company of Wells Fargo Bank, have signed a definitive agreement to merge. The merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the fourth quarter of 1998.

"DORMANT" INVESTMENT ADVISORY ARRANGEMENTS. Under its Investment Advisory Agreement with the Trust, Norwest has been retained as a "dormant" or "back-up" investment adviser for the Funds currently investing in a Core and Gateway Structure. In this capacity, Norwest does not receive any compensation from the Funds as long as the Funds invest entirely in Portfolios. If a Fund were to redeem assets from a Portfolio and invest them directly, Norwest would receive an investment advisory fee from the Fund for the management of those assets at the following rates:

                                                                       Fee as a
              Fund                                      % of the Fund's average daily net assets
              ----                                      ----------------------------------------
         Cash Investment Fund                                 0.20% for the first $300 million;
                                                              0.16% for the next $400 million;
                                                              0.12% for the remaining assets.
         Ready Cash Investment Fund                           0.40% for the first $300 million;
                                                              0.36% for the next $400 million;
                                                              0.32% for the remaining assets
         Stable Income Fund                                            0.30%
         Diversified Bond Fund                                         0.35%
         Total Return Bond Fund                                        0.50%
         Strategic Income Fund                                         0.45%
         Moderate Balanced Fund                                        0.53%
         Growth Balanced Fund                                          0.58%
         Aggressive Balanced-Equity Fund                               0.63%
         Index Fund                                                    0.15%
         Income Equity Fund                                            0.50%
         Diversified Equity Fund                                       0.65%
         Growth Equity Fund                                            0.90%
         Large Company Growth Fund                                     0.65%
         Diversified Small Cap Fund                                    0.90%
         Small Company Stock Fund                                      0.90%
         Small Cap Opportunities Fund                                  0.60%
         Small Company Growth Fund                                     0.90%
         International Fund                                            0.85%


SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. Subject to the general supervision of the Core Boards, Schroder Capital Management International Inc. makes investment decisions for Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder EM Core Portfolio and continuously reviews, supervises and administers those Portfolios' investment programs.

Small Cap Opportunities Fund invests all of its assets in Schroder U.S. Smaller Companies Portfolio and International Fund invests all of its assets in International Portfolio and Schroder EM Core Portfolio. Pursuant to an Advisory Agreement between Schroder Core and Schroder, Schroder acts as investment adviser to Schroder U.S. Smaller Companies Portfolio and Schroder EM Core
Portfolio, and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing those Portfolios' investments and effecting portfolio transactions for those Portfolios. Pursuant to a separate Advisory Agreement between Core Trust and Schroder, Schroder acts as investment adviser to International Portfolio, and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing that Portfolio's investments and effecting portfolio transactions for that Portfolio. These Advisory Agreements will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually: (1) by the Schroder Core Board or the Core Trust Board, as applicable, or by vote of a majority of the outstanding voting interests of the Portfolio and, in either case, (2) by a majority of the trustees of Schroder Core or Core Trust, as applicable, who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Schroder Core or Core Trust, as applicable), at a meeting called for the purpose of voting on the Advisory Agreement; provided further, however, that if the Advisory Agreement or the continuation of the Advisory Agreement is not approved as to a Portfolio, Schroder may continue to render to that Portfolio the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Advisory Agreements between Schroder and Core Trust and Schroder and Schroder Core are substantially identical to the Investment Advisory Agreement, except for the parties, the fees payable thereunder and certain immaterial matters.

"DORMANT" INVESTMENT SUBADVISORY ARRANGEMENTS. Norwest and the Trust have entered into an Investment Subadvisory Agreement with Schroder on behalf of each Fund that invests all or a portion of its assets in Schroder U.S. Smaller Companies Portfolio, International Portfolio or Schroder EM Core Portfolio. The Investment Subadvisory Agreement would become operative and Schroder would directly manage a Fund's assets if the Board determined it was no longer in the best interest of the Fund to invest in smaller companies or international securities by investing in another registered investment company. In that event, pursuant to the Investment Subadvisory Agreement, Schroder would make investment decisions directly for the Fund and would continuously review, supervise and administer the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest had so delegated. Schroder would furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund, to the extent of Norwest's delegation.

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Investment Subadvisory Agreement is not approved as to a Fund, Schroder may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Schroder on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provide that, with respect to the Funds, neither Schroder nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect the Adviser against liability by reason


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

of willful misfeasance, bad faith or gross negligence in the performance of Schroder's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Schroder may render services to others.

The Funds do not currently pay any fees to Schroder under the Investment Subadvisory Agreement because the Funds currently invest all of their assets in Portfolios.

SUBADVISERS. As set forth in the Prospectuses, Norwest and Core Trust have retained the services of Crestone, Galliard, Peregrine and Smith pursuant to Investment Subadvisory Agreements to assist Norwest in carrying out its obligations with respect to certain Portfolios. Norwest pays a fee to each such Subadviser for the investment subadvisory services provided to each Portfolio by that Subadviser. These fees do not increase the fees paid by the interestholders of the Portfolios. The amount of the fees paid by Norwest to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding matters such as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser, the cost and complexity of providing services, the investment record of the Subadviser in managing the Portfolio and the nature and magnitude of the expenses incurred by the Subadviser in managing the Portfolio's assets and by Norwest in overseeing the Portfolio.

Generally, Norwest has entered into a dormant Investment Subadvisory Agreement with each Subadviser on behalf of each Fund that invests all or a portion of its assets in a Portfolio subadvised by that Subadviser. This is not the case only with respect to Galliard and Total Return Bond Fund and Smith and Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund. With respect to each Subadviser, the terms of the Investment Subadvisory Agreement between Core Trust, Norwest and the Subadviser and the dormant Investment Subadvisory Agreement between the Trust, Norwest and the Subadviser are identical, except with respect to the fees payable (no fee is payable under the investment subadvisory agreements with respect to a Fund to the extent that the Fund is invested in an investment company) and certain immaterial matters.

Norwest performs internal due diligence on each Subadviser and monitors each Subadviser's performance using its proprietary investment adviser selection and monitoring process. Norwest will be responsible for communicating performance targets and evaluations to Subadvisers, supervising each Subadviser's compliance with fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques, and recommending to the Core Board whether investment subadvisory agreements should be renewed, modified or terminated. Norwest also may from time to time recommend that the Core Board replace one or more Subadvisers or appoint additional Subadvisers, depending on Norwest's assessment of what combination of Subadvisers it believes will optimize each Portfolio's chances of achieving its investment objectives.

CRESTONE CAPITAL MANAGEMENT, INC. To assist Norwest in carrying out its obligations with respect to Small Company Stock Portfolio, Norwest and Core Trust have entered into an Investment Subadvisory Agreement with Crestone, located at 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111. Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund and Diversified Small Cap Fund each invest all or a portion of their assets in Small Company Stock Portfolio. Crestone is registered with the SEC as an investment adviser and is a non-wholly owned subsidiary of Norwest. Pursuant to the Investment Subadvisory Agreement, Crestone makes investment decisions for the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Crestone as a subadviser. Crestone is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Funds' investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation). Currently, Crestone manages all of the assets of Small Company Stock Portfolio and has done so since the Portfolio's inception. Norwest supervises the performance of Crestone including its adherence to the Funds' investment objectives and policies and pays Crestone a fee for its investment management services. The fee Norwest pays does not affect the total fees paid by the Portfolio to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to the Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the agreement is not approved, the Crestone may continue to render to the Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Crestone on 60 days' written notice to Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to the Portfolio, neither Crestone nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Crestone against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Crestone's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Crestone may render services to others.

GALLIARD CAPITAL MANAGEMENT, INC. To assist Norwest in carrying out its obligations with respect to Stable Income Portfolio, Strategic Value Bond Portfolio and Managed Fixed Income Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Stable Income Fund, Diversified Bond Fund, Total Return Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund each invest all or a portion of their assets in at least one of those Portfolios. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Pursuant to the Investment Subadvisory Agreement, Galliard makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages all the assets of each Portfolio and has done so since each Portfolio's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolios' investment objectives and policies and pays Galliard a fee for its investment management services. The fee Norwest pays Galliard does not affect the total fees paid by the Portfolios to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolios, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Galliard on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Galliard may render services to others.

PEREGRINE CAPITAL MANAGEMENT, INC. To assist Norwest in carrying out its obligations with respect to Positive Bond Portfolio, Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Peregrine, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55479. Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund and Small Company Growth Fund each invest all or a portion of their assets in at least one of those Portfolios. Peregrine is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Peregrine is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Pursuant to the Investment Subadvisory Agreement, Peregrine makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Peregrine as a subadviser. Currently, Peregrine manages all the assets of each Portfolio and has done so since each Portfolio's inception. Norwest supervises the performance of Peregrine including its adherence to the Portfolios' investment objectives and policies and pays Peregrine a fee for its investment management services. The fee Norwest pays Peregrine does not affect the total fees paid by the Portfolios to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Peregrine on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Peregrine nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Peregrine against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Peregrine's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Peregrine may render services to others.


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


SMITH ASSET MANAGEMENT GROUP, L.P. To assist Norwest in carrying out its obligations with respect to Disciplined Growth Portfolio and Small Cap Value Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Smith, located at 500 Crescent Court, Suite 250, Dallas, Texas. Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund each invest all or a portion of their assets in at least one of those Portfolios. Smith is registered with the SEC as an investment adviser. Smith is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Pursuant to the Investment Subadvisory Agreement, Smith makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Smith as a subadviser. Currently, Smith manages all the assets of each Portfolio and has done so since each Portfolio's inception. Norwest supervises the performance of Smith including its adherence to the Portfolios' investment objectives and policies and pays Smith a fee for its investment management services. The fee Norwest pays Smith does not affect the total fees paid by the Portfolios to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Smith on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Smith nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Smith against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Smith's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Smith may render services to others.

MANAGEMENT AND ADMINISTRATIVE SERVICES
FORUM AND FAS MANAGEMENT AND ADMINISTRATIVE SERVICES. Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of FAS, Norwest, any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum: (1) oversees: (a) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (b) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Advisers of available funds for investment; and (e) the performance of fund accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAS manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, FAS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board; (6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAS's Administration Agreement, respectively. Forum and FAS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAS pursuant to their Management and Administration Agreements with the Trust.

For their services, Forum and FAS each receives a fee with respect to U.S. Government Fund, Treasury Fund, Institutional Shares of Municipal Money Market Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Income Fund, each Tax-Free Fixed Income Fund, ValuGrowth Stock Fund and International Fund at an annual rate of 0.05% of the Fund's (of class') average daily net assets, with respect to Investor Shares of Municipal Money Market Fund at an annual rate of 0.10% of the class' average daily net assets, with respect to Investor Shares of Ready Cash Investment Fund at an annual rate of 0.075% of the class' average daily net asset, and with respect to each other Fund at an annual rate of 0.025% of the Fund's average daily net assets.

As of August 31, 1998, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $38 billion.

Table 2 in Appendix B shows the dollar amount of fees payable to Forum and FAS for management and administrative services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), the amount of fees that were waived by Forum and FAS, if any, and the actual fees received by Forum and FAS. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

PORTFOLIOS OF CORE TRUST. FAS manages all aspects of Core Trust's operations with respect to the Portfolios except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, FAS has entered into an Administration Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Administration Agreement. Under the Administration Agreement, FAS performs similar services for each Portfolio as it and Forum perform for the Funds under the Management Agreement and Administration Agreement, to the extent the services are applicable to the Portfolios and their structure.

The Administration Agreement provides that FAS shall not be liable to Core Trust or any of Core Trust's interestholders for any action or inaction of FAS relating to any event whatsoever in the absence of bad faith, willful misfeasance or gross negligence in the performance of FAS' duties or obligations under the Agreement or by reason of FAS' reckless disregard of its duties and obligations under this Agreement.

The Administration Agreement may be terminated with respect to a Portfolio at anytime, without the payment of any penalty (i) by the Core Board on 60 days' written notice to FAS or (ii) by FAS on 60 days' written notice to Core Trust.

For its services FAS receives a fee with respect to each Portfolio of Core Trust at an annual rate of 0.05% of the Portfolio's average daily net assets (0.15% in the case of International Portfolio).

NORWEST ADMINISTRATIVE SERVICES. Under an Administrative Services Agreement between the Trust and Norwest Bank with respect to Small Cap Opportunities Fund and International Fund, Norwest performs ministerial, administrative and oversight functions for the Funds and undertakes to reimburse certain excess expenses of the Funds. Among other things, Norwest Bank gathers performance and other data from Schroder as the adviser of Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder EM Core Portfolio and from other sources, formats the data and prepares reports to the Funds' shareholders and the Trustees. Norwest Bank also ensures that Schroder is aware of pending net purchases or redemptions of each Fund's shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwest Bank has agreed to reimburse each Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. No fees will be paid to Norwest Bank under the Administrative Services Agreement unless each of the Fund's assets are invested solely in Schroder U.S. Smaller Companies Portfolio or International Portfolio and Schroder EM Core Portfolio (in the case of Small Cap Opportunities Fund and International Fund, respectively) or in a portfolio of another registered investment company. This agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party.

The Administrative Services Agreement provides that neither Norwest Bank nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

Under the agreement, Norwest Bank receives a fee with respect to Small Cap Opportunities Fund and International Fund at an annual rate of 0.25% of the Funds' average daily net assets. Small Cap Opportunities Fund and International Fund incur total management and administrative fees at a higher rate than many other mutual funds, including other funds of the Trust.

Table 2 in Appendix B shows the dollar amount of fees payable under the Administrative Services Agreement, the amount of the fee that was waived, if any, and the amount received by Norwest Bank for the past three fiscal years of the Funds.

SCHRODER ADMINISTRATIVE SERVICES. Schroder Core has entered into an Administrative Services Agreement with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, pursuant to which Schroder Advisors provides management and administrative services necessary for the operation of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio, including coordination of the services performed by the Portfolios' Adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of Schroder, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

The Administrative Services Agreement is terminable with respect to the Portfolio without penalty, at any time, by vote of a majority of the trustees of Schroder Core who are not "interested persons" of Schroder Core and who have no direct or indirect financial interest in the operation of the Administrative Services Agreement, upon not more than 60 days' written notice to Schroder Advisors or by vote of the holders of a majority of the shares of the Portfolio, or, upon 60 days' notice, by Schroder Advisors. The Administrative Services Agreement will terminate automatically in the event of its assignment.

On behalf of the Portfolios, Schroder Core has entered into a Sub-Administration Agreement with FAS. Pursuant to the Sub-Administration Agreement, FAS assists Schroder Advisors with certain of its responsibilities under the Administrative Services Agreement, including shareholder reporting and regulatory compliance.

The Sub-Administration Agreement is terminable with respect to the Portfolio without penalty, at any time, by the board of trustees of Schroder Core upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Portfolio.

For its services, Schroder Advisors receives no fee from Schroder U.S. Smaller Companies Portfolio and 0.10% annually of average daily net assets from Schroder EM Core Portfolio. FAS, for its services, receives 0.075% annually of average daily net assets from each Portfolio.

DISTRIBUTION
Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Fund or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty: (1) by the Board or by a vote of the Fund's shareholders or, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (2) by Forum on 60 days' written notice to the Trust.

Under the Distribution Services Agreement related to the Funds that offer A Shares, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of A Shares of the Funds. The Funds have also adopted the distribution plans described below.

A SHARES DISTRIBUTION PLAN. The Trust, on behalf of Growth Balanced Fund, Large Company Growth Fund and Diversified Small Cap Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "A Shares Plan") providing for distribution payments with respect to A Shares. Each of the Funds compensates Forum for its distribution activities with respect to A Shares by making distribution payments on A Shares to Forum at an annual rate of up to 0.10% per annum of the average daily net assets of the Fund attributable to A Shares (the "distribution services fee"). In consideration of the payment of the distribution services fee, Forum provides the Funds with distribution-related services that are primarily intended to result in the sale of A Shares, including, but not limited to, compensation of employees of Forum, compensation and expenses, including overhead and telephone and other communication expenses, of Forum and other broker-dealers, banks and other financial intermediaries that engage in or support the distribution of A Shares, the preparation, printing and distribution of prospectuses, statements of additional information, sales literature and advertising materials relating to the A Shares, and such other promotional activities in such amounts Forum deems necessary or appropriate. The amount of distribution services fees is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services, which expenses may be greater or less than those fees and charges. The Fund will not be obligated to reimburse Forum for those expenses.

B SHARES AND C SHARES DISTRIBUTION PLANS. The Trust, on behalf of Funds offering B Shares and C Shares, has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan") providing for distribution payments with respect to B Shares and C Shares. Each of the Funds compensates Forum for its distribution activities with respect to B Shares by paying a distribution services fee on B Shares to Forum at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to the B Shares. Each Fund offering C Shares compensates Forum for its distribution activities with respect to C Shares by paying a distribution services fee to Forum of up to 0.75% of the average daily net assets of the Fund attributable to the C Shares. The distribution payments due to Forum from each Fund comprise: (1) sales commissions at levels set from time to time by the Board ("sales commissions"); and (2) an interest fee calculated by applying the rate of 1% over the prime rate to the outstanding balance of uncovered distribution charges.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of B Shares and C Shares. The combined contingent deferred sales charge and distribution services fee on B Shares and C Shares is intended to finance the distribution of those shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to a Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of B Shares or C Shares, such as the payment of compensation to broker-dealers selling B Shares or C Shares. Forum may spend the distribution services fees it receives with respect to B Shares or C Shares as it deems appropriate on any activities primarily intended to result in the sale of B Shares or C Shares, respectively.

Under the Plans, a Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to the appropriate class of that Fund. Uncovered distribution charges for a class are equivalent to all sales commissions previously due (plus interest), less amounts received pursuant to the Plan and all contingent deferred sales charges previously paid to Forum. At May 31, 1998, Ready Cash Investment Fund (Exchange Shares), Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund had uncovered distribution expenses of $18,785; $112,707; $90,244; $38,700;
$152,328;  $99,195;  $273,966;  $1,561,075;   $115,392;  $2,350,252;   $465,310;
$111,593;  $229,014 and $57,510,  respectively,  or approximately  1.04%, 1.36%,
1.88%, 1.47%, 1.38%, 1.09%, 1.66%, 2.32%, 1.28%, 2.89%, 2.80%, 1.93%, 3.73%, and
2.56% of each respective Fund's net assets attributable to B Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to B Shares or C Shares of a Fund are not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the B Shares or C Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under a Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum with respect to B Shares or C Shares exceed the total expenses incurred by Forum in distributing B Shares or C Shares.

A Fund does not accrue future distribution services fees as a liability of the Fund with respect to the B Shares or C Shares or reduce the Fund's current net assets in respect of distribution services fees which may become payable under a Plan in the future.

In the event that a Plan is terminated or not continued with respect to B Shares or C Shares of a Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales of the class that occurred prior to the termination or discontinuance of the Plan). In deciding whether to purchase B Shares and C Shares of a Fund, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plans attributable to that Fund. In approving the Plans, the Board determined that there was a reasonable likelihood that the Plans would benefit each Fund and its B Shares shareholders and its C Shares shareholders.

Periods with a high level of sales of B Shares or C Shares of a Fund accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges with respect to B Shares or C Shares. Conversely, periods with a low level of sales of B Shares or C Shares of a Fund accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges with respect to B Shares or C Shares. A high level of sales of B Shares or C Shares during the first few years of operations, coupled with the limitation on the amount of distribution services fees payable by a Fund with respect to B Shares or C Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the B Shares or C Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the applicable Plan.

Each Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plans require the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and Forum pursuant to the Plans and identifying the distribution activities for which those expenditures were made.

Each Plan provides that, with respect to each class of each Fund to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 Trustees. Each Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the trustees in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

The Plans are "semi-enhanced" in that under the circumstances described below, payments to Forum under a Plan continue while there are uncovered distribution charges even though the Plan has been terminated. With respect to each Plan, uncovered distribution charges include all sales commissions previously due, plus interest, less amounts previously received by Forum (or other distributor) pursuant to the Plan and contingent deferred sales charges previously paid to Forum. Each Plan provides that in the event of a Complete Termination (as defined below) of the Plan with respect to a Fund, payments by a Fund in consideration of sales of B Shares that occurred prior to termination of the Plan will cease. A Complete Termination in respect of any Fund means: (1) the 12b-1 Trustees acting in good faith have determined that termination is in the best interest of the Trust and the shareholders of the Fund; (2) the Trust does not alter the terms of the CDSC applicable to the B Shares or C Shares of the Fund outstanding at the time of the termination; (3) the Trust does not pay any portion of the asset based sales charge or service fees to an entity other than the distributor or its assignee (unless the distributor at the time of the termination was in material breach under the Distribution Agreement in respect of the Fund); and (4) the Fund does not adopt a distribution plan relating to a class of shares of the Fund that has a sales load structure substantially similar (as defined in the Plan) to that of the B shares or C Shares.

In the event of a termination of the B Shares Plan that does not satisfy clauses
(2), (3) and (4) of the definition of a Complete Termination above, Ready Cash Investment Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Income Fund, Tax-Free Income Fund, Total Return Bond Fund and Minnesota Tax-Free Fund would continue to pay distribution services fees for no more than four years. In contrast, payments by Stable Income Fund, Intermediate Government Income Fund, Growth Equity Fund and Diversified Equity Fund would continue until such time as there exist no outstanding uncovered distribution charges attributable to the Fund and, therefore, could continue for periods of time beyond four years after the date of termination. In the event of a termination of the C Shares Plan that does not satisfy clauses (2), (3) and (4) of the definition of a Complete Termination above, the Funds would continue to pay distribution fees for no more than four years.

In addition, pursuant to the B Shares Plan, each of Stable Income Fund, Income Equity Fund and Intermediate Government Income Fund and, pursuant to the C Shares Plan, each Fund offering C Shares may, subject to approval by the Rule 12b-1 Trustees, assume and pay: (i) any uncovered distribution charges of the distributor of a fund whose assets are being acquired by the Fund and (ii) any other amounts expended for distribution on behalf of such fund that are not reimbursed or paid by the fund upon the merger or combination with or acquisition of substantially all of the assets of that fund.

Pursuant to the B Shares Plan, each Fund has agreed also to pay Forum a maintenance fee for B Shares in an amount equal to 0.25% of the average daily net assets of the Fund attributable to B Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of the B Shares held by the customers of the broker-dealers.

The fees assessed under the Plans are accrued daily and paid monthly and will cause a Fund's B Shares or C Shares to have a higher expense ratio and to pay lower dividends than A Shares of that Fund. Notwithstanding the discontinuation of distribution services fees with respect to B Shares of a Fund, the Fund's B Shares may continue to pay maintenance fees.

Table 3 in Appendix B shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1996, 1997 and 1998. With respect to each Fund, Forum has paid brokers that sold B Shares in amounts greater than the distribution fees received by Forum with respect to that Fund. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

Table 4 in Appendix B shows the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares) and the amount of sales charge retained by Forum and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

TRANSFER AGENT
Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, serves as transfer agent and dividend disbursing agent for the Trust pursuant to a Transfer Agency Agreement. The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may sell Fund shares. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent.

The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund (0.10% in the case of Municipal Money Market Fund - Institutional Shares and Ready Cash Investment Fund Investor Shares and Institutional Shares).

CUSTODIAN
Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, serves as each Fund's and each Portfolio's (other than Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial services, Norwest Bank receives a fee with respect to each Fund and each Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Portfolio's average daily net assets, 0.015% of the next $100 million of the Fund's or Portfolio's average daily net assets and 0.01% of the Fund's or Portfolio's remaining average daily net assets. Norwest Bank assesses certain administration, holding and transaction fees in connection with its custodial services. No fee is directly payable by a Fund to the extent the Fund is invested in a Portfolio in accordance with Section 12(d)(1)(E) of the 1940 Act. With respect to International Portfolio, Norwest Bank receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets. The Chase Manhattan Bank, N.A. serves as custodian of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio and is paid a fee for its services.

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations.

Each Fund invested in one or more Portfolios incurs its proportionate share of the custodial fees of the Portfolio(s) in which it invests.

PORTFOLIO ACCOUNTING
Forum Accounting, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under the Fund Accounting Agreement, Forum Accounting prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, Forum Accounting receives from the Trust with respect to each Fund (other than a Fund investing in a Core and Gateway Structure) a fee of $3,000 per month plus for each additional class of the Fund above one $1,000 per month. In addition, Forum Accounting is paid additional surcharges for each of the following: (1) Funds with asset levels exceeding $100 million - $500/month, Funds with asset levels exceeding $250 million - $1000/month, Funds with asset levels exceeding $500 million - $1,500/month, Funds with asset levels exceeding $1,000 million - $2,000/month; (2) Funds requiring international custody - $1,000/month; (3) Funds with more than 30 international positions - $1,000/month; (4) Tax free money market Funds - $1,000/month; (5) Funds with more than 25% of net assets invested in asset backed securities - $1,000/month, Funds with more than 50% of net assets invested in asset backed securities - $2,000/month; (6) Funds with more than 100 security positions - $1,000/month; and (7) Funds with a monthly portfolio turnover rate of 10% or greater - $1,000/month.

Forum Accounting receives from the Trust with respect to each Fund investing in a Core and Gateway Structure a standard gateway fee of $1,000 per month plus for each additional class of the Fund above one - $1,000 per month. Forum Accounting also receives a fee of $2,000 per month for each Fund investing in a Core and Gateway Structure pursuant to Section 12(d)(1)(E) of the 1940 Act that invests in more than one security. In addition to the standard gateway fees, Forum Accounting is entitled to receive from the Trust with respect to each Fund investing in a Core and Gateway Structure pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets).

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1998. On January 1, 1999, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable

Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless Forum Accounting, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

Forum Accounting performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of October 1, 1998, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

Table 5 in Appendix B shows the dollar amount of fees payable to Forum Accounting for its accounting services with respect to each Fund, the amount of fee that was waived by Forum Accounting, if any, and the actual fee received by Forum Accounting. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

EXPENSES
Each Fund bears all costs of its operations. The costs borne by the Funds include a pro rata portion of the following: legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on fund securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of each Fund that invest in one or more Portfolios include the Fund's pro rata share of the expenses of the Portfolio or Portfolios in which the Fund invests.

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintaining its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (13) state securities law registration fees and related expenses; (14) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

8.       PORTFOLIO TRANSACTIONS

The following discussion of portfolio transactions, while referring to the Funds, relates equally to the Portfolios.

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. The Advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when its Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

Purchases and sales of portfolio securities for the Money Market Funds and Fixed Income Funds usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Equity Funds and the Balanced Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

The Money Market Funds and Fixed Income Funds may effect purchases and sales through brokers who charge commissions, although the Trust does not anticipate that the Money Market Funds will do so. Table 6 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period, except as otherwise noted. Any material change in the last two years in the amount of brokerage commissions paid by a fund was due to an increase or decrease in the Fund's assets.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, each of the Board, Core Trust Board and Schroder Core Board has authorized the Advisers to employ their respective affiliates to effect securities transactions of the Funds or the Portfolios, provided certain other conditions are satisfied. No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Adviser, and will not direct brokerage to an affiliate of an Adviser in recognition of research services. Payment of brokerage commissions to an affiliate of an Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities Limited, Norwest Investment Services, Inc. ("NISI") and other affiliates of an Adviser will, in the judgment of the Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust and Schroder Core Boards have adopted similar policies with respect to the Portfolios.

During the last three fiscal years certain Funds paid brokerage commissions to NISI, a wholly-owned broker-dealer subsidiary of the parent of Norwest, Norwest Corporation. The following table indicates the Funds that paid commissions to NISI, the aggregate amounts of commissions paid, the percentage of aggregate brokerage commissions paid to NISI and the percentage of the aggregate dollar amount of transactions involving payment of commissions that were effected through NISI.

                                                                                        PERCENTAGE OF
                                                                                         COMMISSION
                                                 AGGREGATE          PERCENTAGE          TRANSACTIONS
                                                COMMISSIONS       OF COMMISSIONS          EXECUTED
                                               PAID TO NISI        PAID TO NISI         THROUGH NISI
VALUGROWTH STOCK FUND
Year Ended May 31, 1998                                N/A               N/A                  N/A
Year Ended May 31, 1997                            $41,474             8.25%                8.05%
Year Ended May 31, 1996                            $10,494             2.41%                1.73%



The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

The Funds and the Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, an Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio: (1) to the Fund or Portfolio or (2) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Adviser in connection with the Funds. An Adviser's fees are not reduced by reason of the Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Boards may determine, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The Advisers monitor the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

During their last fiscal year, certain Funds acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year;
(2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.
Following is a list of the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of May 31, 1998.

REGULAR BROKER                                          VALUE OF
   OR DEALER                                        SECURITIES HELD

Morgan Stanley Dean Witter, Discover & Co.              $124,627
Charles Schwab Corp.                                      63,253
Bear Stearns & Co., Inc.                                  56,603
CS First Boston, Inc.                                     25,000
Donaldson, Lufkin & Jenrette, Inc.                        17,211
Amresco, Inc.                                             10,729
Paine Webber Group, Inc.                                   4,935
Lehman Brothers Holding, Inc.                              4,797
HSBC Holdings PLC                                          4,222
Merrill Lynch & Co., Inc.                                  3,257


PORTFOLIO TURNOVER
The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund or a Portfolio and a possible increase in short-term capital gains or losses. In order to qualify as a regulated investment company for Federal tax purposes for taxable years beginning on or before August 5, 1997, less than 30% of the gross income of the Fund in that year must be derived from the sale of securities held by the Fund for less than three months. See "Taxation" below. The change in portfolio turnover rate for Income Fund and Intermediate Government Income Fund from 1995 to 1996 was due in part to the change in portfolio managers. Other significant changes in portfolio turnover rates was due to changing market conditions and the effect of those conditions on the Funds' investment policies.

9.       ADDITIONAL PURCHASE, REDEMPTION AND
         EXCHANGE INFORMATION

GENERAL
Shares of all Funds are sold on a continuous basis by the distributor.

The per share net asset values of each class of shares of a Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. Due to the higher expenses of B Shares, the net asset value of B Shares will generally be lower than the net asset value of the other classes. The per share net asset value of each class of a Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

MONEY MARKET FUNDS
As described in the Prospectuses, under certain circumstances a Money Market Fund may close early and advance time by which the Fund must receive a purchase or redemption order and payments. In that case, if an investor placed an order after the cut-off time the order would be processed on the next business day and the investor's access to the fund would be temporarily limited.

PURCHASES THROUGH FINANCIAL INSTITUTIONS
You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. These financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the financial institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

SHAREHOLDER SERVICES
AUTOMATIC INVESTMENT PLAN. You may elect the Automatic Investment Plan if you purchase A Shares, B Shares, C Shares, I Shares or Investor Shares. Under the Automatic Investment Plan, you may authorize monthly amounts of $50 or more to be withdrawn automatically from a designated bank account (other than a passbook savings account) and sent to the Transfer Agent for investment in a Fund. Call or write the Transfer Agent for an application. The Trust may modify or terminate the Automatic Investment Plan if it is unable to settle any transaction with your bank. If the Automatic Investment Plan is terminated before your account totals $1,000, the Funds may redeem your account.

RETIREMENT ACCOUNTS. The Funds (except Municipal Money Market Fund and the Tax-Free Fixed Income Funds) may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively, "IRAs"). Call the Funds at 1-800-338-1348 or 1-612-667-8833 to obtain an IRA account application. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when
withdrawn.   You  may  contribute  up  to  $2,000   annually  to  an  IRA.  Only
contributions to Traditional IRAs are tax-deductible. However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse has adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $6,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your earned income or $160,000.

This information on IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations affecting IRA contributions. These comments are not meant to be a substitute for tax planning. Consult your tax advisors about your specific tax situation.

AUTOMATIC WITHDRAWAL PLAN. If you hold more than $1,000 of a Fund's A Shares, B Shares, C Shares, I Shares or Investor Shares or $10,000 of a Fund's Institutional Shares in an account, you may establish an "Automatic Withdrawal Plan" to provide for the preauthorized payment from your account of $250 or more on a monthly, quarterly, semi-annual or annual basis. The Transfer Agent will redeem the number of shares necessary to provide the amount of the payment. Any taxable gain or loss is recognized upon redemption of the shares. Call or write the Transfer Agent for an application. The Funds may suspend a withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than the required minimum amounts at any time.

CHECKWRITING. You may elect checkwriting privileges if you own shares of a Money Market Fund. Call or write the Transfer Agent for an application. If you elect checkwriting privileges, you will receive checks that may be made payable to any person in any amount of $500.00 or more. When a check is presented for payment, the Transfer Agent will redeem the number of shares necessary to cover the amount of the check. You cannot write checks against shares for which certificates have been issued. The Funds will not honor a check for an amount greater than the value of the uncertificated shares held in your account. In addition, you may not liquidate your entire account by means of a check. Normal restrictions on your ability to redeem shares will apply to redemptions by check. The Transfer Agent may also restrict your ability to use checks. Checkwriting procedures may be changed, modified or terminated at any time upon written notification.

REOPENING ACCOUNTS You may reopen an account without filing a new account application at any time within one year after your account is closed, provided that the information on the account application on file with the Funds is still applicable.

PURCHASES OF A SHARES WAIVERS OF SALES CHARGES. The Trust does not assess sales charges on the following types of purchases:

* purchases by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended);

* purchases by any financial intermediary acting on behalf of its asset based fee account customers;

* purchases by trustees and officers of the Trust; directors, officers and full-time employees of the Trust's manager, of Norwest Corporation or of any of their affiliates; the spouse, direct ancestor or direct descendant ("relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative;

* purchases by any registered investment adviser with whom the distributor has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts;

* purchases of A Shares made pursuant to the Directed Dividend Option from the proceeds of dividends and distributions of another fund of the Trust that assesses a sales charge; or

* purchases of at least $50,000 through an individual retirement account in A Shares of Diversified Equity Fund or Growth Equity Fund, when the shareholder makes a non-binding commitment to subsequently enroll the assets in the Norwest WealthBuilder IRA program, an asset allocation program offered by Norwest Investment Services, Inc. ("NISI"). In connection with purchases of A Shares of Diversified Equity Fund or Growth Equity Fund with no sales charge, Forum makes payments to NISI of up to 1.00% of the value of the shares purchased.

If you purchase A Shares without paying a sales charge, you many only resell the shares to the Fund and you must make the purchase with the intent of investing in the Fund.

If you qualify for a reduced sales charge, you or your financial institution must both notify the Transfer Agent when you purchase the shares that you intend to qualify for the reduced sales charge and verify that you qualify. The Trust may modify or terminate reduced sales charge privileges at any time.

REINSTATEMENT PRIVILEGE. If you redeem a Fund's A Shares, you will not have to pay a sales charge if you repurchase some or all of the shares you redeemed within 60 days of the redemption.

INVESTORS IN OTHER FUND FAMILIES. You will not have to pay a sales charge on a purchase of A Shares if, within the past 60 days, you have redeemed at net asset value shares of a mutual fund that imposed a sales charge equal to or greater than that applicable to the A Shares and you use those redemption proceeds to purchase the Fund's shares.

SELF-DIRECTED 401(K) PROGRAMS. If you purchase less than $100,000 of a Fund's A Shares through a self-directed 401(k) program or other qualified retirement plan offered by Norwest, the Trust's manager or their affiliates, your purchase will eligible for the reduced sales charge applicable to a single purchase of $100,000.

RIGHT OF ACCUMULATION. If you purchase A Shares, you may qualify for a cumulative quantity discount or right of accumulation ("ROA"). If you elect a ROA, the applicable sales charge will be based on the total of your current purchase and the net asset value (at the end of the previous Fund Business Day, as defined in the Prospectus) of some or all of the A Shares you hold. For example, if you own A Shares of Income Fund with a net asset value of $500,000 and purchase an additional $50,000 of the Fund's A Shares, the additional purchase would be subject to a sales charge at the 2.0% rate applicable to a $550,000 purchase rather than at the 3.5% rate applicable to a $50,000 purchase.

In addition, if you have previously purchased A Shares of a Fund other than the Fund you wish to purchase that is sold with a sales charge equal to or greater than the sales charge imposed on the Fund's A Shares, you also may qualify for a ROA and may aggregate existing investments in A Shares of all those funds with your current purchase of the Fund's A Shares to determine the applicable sales charge. In addition, if your spouse, direct ancestor or direct descendant holds A Shares, those shareholdings also may be combined for purposes of the ROA.

STATEMENT OF INTENTION. You also may obtain a reduced sales charge by making cumulative purchases under a Statement of Intention (an "SOI"). A SOI is a written statement expressing your intent to invest $50,000 or more in a Fund's A Shares within a period of 13 months. Under an SOI, you may make a series of purchases of shares where each purchase will be at net asset value plus the sales charge applicable at the time of the purchase to a single purchase of the total dollar amount of shares you promised to purchase. Complete the appropriate portion of the account application to select the SOI.

The SOI is not a binding obligation upon you to purchase the full amount indicated. A Shares purchased with the first 5% of such amount will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge.

CALCULATION OF OFFERING PRICE. Set forth below is an example of the method of computing the offering price of the A Shares of the Funds that offer A Shares. Other shares of the Trust are offered at their next determined net asset value. The example assumes a purchase of A Shares of each Fund in an amount such that the purchase would be subject to each Fund's maximum sales charges set forth in the Prospectus at a price based on the net asset value per share of A Shares of each Fund at May 31, ^ 1998. As of October 1, 1998, the maximum sales charges were 5.5% for each Equity Fund and Growth Balanced Fund and 4.0% for each Fixed Income Fund, except Stable Income Fund, for which it was 1.50%. Offering price is determined as follows: Net asset value per share times the sum of one (1) plus the sales charge expressed as a percentage (for example 5.5% would equal 0.055).

                                                                            NET ASSET        OFFERING
                                                                         VALUE PER SHARE       PRICE
                                                                         ---------------       -----
         STABLE INCOME FUND                                                  $10.31           $10.72

         INTERMEDIATE GOVERNMENT INCOME FUND                                 $11.22           $11.67

         INCOME FUND                                                      $    9.79           $10.18

         TOTAL RETURN BOND FUND                                           $    9.63           $10.02

         TAX-FREE INCOME FUND                                                $10.54           $10.96

         COLORADO TAX-FREE FUND                                              $10.69           $11.12

         MINNESOTA TAX-FREE FUND                                             $11.05           $11.49

         INCOME EQUITY FUND                                                  $41.19           $43.46

         VALUGROWTH STOCK FUND                                               $26.18           $27.62

         DIVERSIFIED EQUITY FUND                                             $43.06           $45.43

         GROWTH EQUITY FUND                                                  $35.73           $37.70

         SMALL COMPANY STOCK FUND                                            $12.00           $12.66

         SMALL CAP OPPORTUNITIES FUND                                        $23.60           $24.90

         INTERNATIONAL FUND                                                  $23.84           $25.15


EXCHANGES
By making an exchange by telephone, the investor authorizes the Transfer Agent to act on telephonic instructions believed by the Transfer Agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Transfer Agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of A Shares may purchase, with the proceeds from a redemption of all or part of their shares, A Shares of the other Funds that offer A Shares or Investor Shares of Ready Cash Investment Fund or Municipal Money Market Fund. Shareholders of B Shares may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the other Funds that offer B Shares or Exchange Shares of Ready Cash Investment Fund. Shareholders of C Shares may purchase, with the proceeds from a redemption of all or part of their shares, C Shares of the other Funds. Shareholders of I Shares may purchase, with the proceeds from a redemption of all or part of their shares, I Shares of the other Funds or Institutional Shares of Ready Cash Investment Fund or Municipal Money Market Fund or shares of U.S. Government Fund and Treasury Fund.

Shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund may purchase, with the proceeds from a redemption of all or part of their shares, Investor Shares of the other Fund or A Shares of the Funds that offer A Shares. Shareholders of Exchange Shares of Ready Cash Investment Fund may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the Funds that offer B Shares.

Shareholders of Public Entities Shares of Ready Cash Investment Fund and of Municipal Money Market Fund and others who are eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, Institutional Shares of these Funds, or I Shares of the other Funds of the Trust.

Shareholders of Institutional Shares of Municipal Money Market Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund. Similarly, shareholders of Cash Investment Fund, U.S. Government Fund and Treasury Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of the other two Funds or Institutional Shares of Municipal Money Market Fund.

Shareholders of A Shares or Investor Shares making an exchange will be subject to the applicable sales charge of any A Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, A Shares and Investor Shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

Exchange Shares may only be acquired in exchange for B Shares of a Fund. B Shares ("original B Shares") may be exchanged for Exchange Shares without the payment of any contingent deferred sales charge; however, B Shares or Exchange Shares acquired as a result of an exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time. Exchange Shares may be exchanged without the payment of any contingent deferred sales charge; however, B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time.

REDEMPTIONS
In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed a formal election with the SEC pursuant to which a Fund will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

REDEMPTION CHARGE (A SHARES)
A Shares of a Fund on which no initial sales charge was assessed due to the amount purchased in a single transaction or pursuant to the Cumulative Quantity Discount or an SOI and that are redeemed (including certain redemptions in connection with an exchange) within specified periods after the purchase date of the shares will be subject to charges equal to the percentages set forth below of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.

STABLE INCOME FUND

AMOUNT OF PURCHASE                                      PERIOD SHARES HELD                     CHARGE
$1,000,000 to $4,999,999                                Less than one year                      0.50%
                                                         One to two years                       0.25%
Over $5,000,000                                         Less than one year                      0.25%

INTERMEDIATE GOVERNMENT INCOME FUND,
INCOME FUND, TOTAL RETURN BOND FUND AND THE
TAX-FREE FIXED INCOME FUNDS

AMOUNT OF PURCHASE                                      PERIOD SHARES HELD                     CHARGE
$1,000,000 to $2,499,999                                Less than one year                      0.75%
                                                         One to two years                       0.50%
$2,500,000 to $4,999,999                                Less than one year                      0.50%
Over $5,000,000                                         Less than one year                      0.25%



     EQUITY FUNDS
     AMOUNT OF PURCHASE                              PERIOD SHARES HELD                           CHARGE

     $1,000,000 to $2,499,999^                       Less than one year                           1.00%
                                                     One to two years                             0.75%
     $2,500,000 to $4,999,999^                       Less than one year                           0.50%
     Over $5,000,000^                                Less than one year                           0.25%


The charge on shares purchased through an exchange from another Fund is based upon the original purchase date and price of the other Fund's shares. As discussed below, there may be charges in connection with the SOI and the ROA in certain cases.

STATEMENT OF INTENTION. There may be charges on redemptions of A Shares purchased without an initial sales charge pursuant to an SOI that are redeemed within the first two years after purchase. If a shareholder purchases $1,000,000 or more within a 13 month period under an SOI, no initial sales charge will apply with respect to the entire amount purchased. However, a charge will apply with respect to the entire amount purchased if the shareholder fails to purchase $1,000,000 or more of A Shares under the SOI. The holding period for each A Share shall be determined from the date the share was purchased. If the shareholder redeems A Shares during the period that the SOI is in effect, a charge will be assessed at the time the shareholder has purchased $1,000,000 or more worth of A Shares pursuant to the SOI at the rate applicable in the case of a single purchase of the minimum amount specified in the SOI. If the shareholder purchases less than the amount specified under the SOI, an additional contingent deferred sales charge may be assessed in respect of A Shares previously redeemed based on the amount actually purchased pursuant to the SOI.

RIGHT OF ACCUMULATION. The charge will be a charge assessed on A Shares purchased without an initial sales charge pursuant to the ROA that are redeemed within the first two years after purchase. No initial sales charge will apply to A Shares purchased if the value of those shares on the date of purchase plus the net asset value of all A Shares held by the shareholder (as of the close of business on the previous Fund Business Day) exceed $1,000,000. In that case, the charge will apply to redemptions of shares within the first two years after purchase. For example, if a shareholder has made prior purchases of A Shares which now have a value of $900,000, the purchase of $150,000 of A Shares will not be subject to an initial sales charge but will be subject to the charge upon redemption described above. The $900,000 of A Shares would not be subject to the charge.

REINSTATEMENT PRIVILEGE. A Shares purchased by a shareholder within 60 days following the redemption by the shareholder of A Shares in the same Fund with a value at least equal to the A Shares being purchased will not be subject to a contingent deferred sales charge; provided, however, that this exemption is not applicable to more than two purchases within a 12-month period.

REDEMPTION CHARGE AND CONTINGENT DEFERRED SALES CHARGE (A SHARES, B SHARES AND C SHARES) With respect to A Shares, B Shares and C Shares of the Funds, certain redemptions are not subject to any redemption or contingent deferred sales charge. No such charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by a Fund of shareholder accounts with low account balances; (3) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (4) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan; and (5) redemptions by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

CONVERSION OF B SHARES AND EXCHANGE SHARES
The conversion of Exchange Shares to Investor Shares and B Shares to A Shares is subject to the continuing availability of an opinion of counsel to the effect that: (1) the assessment of the distribution services fee with respect to the Exchange Shares and B Shares does not result in the Funds dividends or distributions constituting "preferential dividends" under the Code and (2) the conversion of Exchange Shares and B Shares does not constitute a taxable event under Federal income tax law. The conversion of Exchange Shares to Investor Shares and B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the original B Shares.


10.      TAXATION

Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Since each Money Market Fund and Fixed Income Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of such Funds' dividends or distributions will qualify for the dividends-received deduction for corporations.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund or Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund or Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund or Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Fund or Portfolio upon the lapse or sale of such options held by such Fund or Portfolio will be either long-term or short-term capital gain or loss depending upon the Fund's (or Portfolio's) holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund or Portfolio will be treated as short-term capital gain or loss. In general, if a Fund or Portfolio exercises an option, or an option that a Fund or Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund or Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's (or Portfolio's) gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) a Fund's (or Portfolio's) holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain);
(3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund or Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund or Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Fund's (or Portfolio's) investments in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund or Portfolio may be forced to sell other portfolio securities.

If International Fund is eligible to do so, the Fund intends to file an election with the Internal Revenue Service to pass through to its shareholders its share of the foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to: (1) include in gross income rata share of foreign taxes paid by the Fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against federal income taxes. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. Under recently enacted legislation, a shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 16 days during the 30-day period beginning 15 days before the date on which the shareholder becomes entitled to receive the dividend.

11.  ADDITIONAL INFORMATION ABOUT THE TRUST AND
     THE SHAREHOLDERS OF THE FUNDS

DETERMINATION OF NET ASSET VALUE - MONEY MARKET FUNDS
Pursuant to the rules of the SEC, the Board has established procedures to stabilize each Money Market Funds' net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

COUNSEL AND AUDITORS
Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel,1200 G Street, NW, Washington DC 20005.

KPMG Peat Marwick LLP, 99 High Street, Boston, MA 02110, independent auditors, served as the independent auditors for the Trust for the fiscal years ended May 31, 1994 and thereafter. For the prior fiscal periods another audit firm acted as independent auditors of the Trust's predecessor corporation.

GENERAL INFORMATION
The Trust is divided into thirty nine separate series representing shares of the Funds. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, separate classes of shares under the provisions of 1940 Act.

The Board has determined that currently no conflict of interest exists between or among each Fund's classes of shares. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in the investment advisory agreement with Norwest that if Norwest ceases to act as Adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares (such as Exchange Shares); the costs of doing so will be borne by the Trust.

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

A Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. When required by the 1940 Act and other applicable law, a Fund investing in a Portfolio will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders.

From time to time, certain shareholders may own a large percentage of the shares of the Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

CORE AND GATEWAY STRUCTURE
Certain Funds seek to achieve their investment objectives by investing all of their investable assets in Portfolios. Accordingly, the Portfolios directly acquires portfolio securities and the Funds acquire an indirect interest in those securities. The Portfolios are separate series of Core Trust and Schroder Core, business trusts organized under the laws of the State of Delaware in 1994. The assets of each Portfolio belong only to, and the liabilities of each Portfolio are borne solely by, that Portfolio and no other series of Core Trust or Schroder Core.

THE PORTFOLIOS. The Funds' investments in the Portfolios are in the form of non-transferable beneficial interests. All investors in a Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses.

Portfolios do not sell its shares directly to members of the general public. Other investors in Portfolios, such as other investment companies, that might sell their shares to the public are not be required to sell their shares at the same public offering price as the Funds, and could have different advisory and other fees and expenses than the Funds. Therefore, Fund shareholders may have different returns than shareholders in other investment companies that invest in the Portfolios. Information regarding any such funds is available by calling Forum at (207) 879-0001.

CERTAIN RISKS OF INVESTING IN PORTFOLIOS. The Funds' investment in the Portfolios may be affected by the actions of other large investors in the Portfolios. For example, if a Portfolio had a large investor other than a Fund that redeemed its interest, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, other investors holding a majority interest in a Portfolio could have voting control of the Portfolio.

A Fund may withdraw its entire investment from a Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Adviser or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

BANKING LAW MATTERS
Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, and custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate that may also perform transfer agency or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

SHAREHOLDINGS
Table 7 to Appendix B lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of September 1, 1998.

FINANCIAL STATEMENTS
The financial statements of each Fund for the fiscal year ended May 31, 1998 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights and portfolios of investments) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.

REGISTRATION STATEMENT
This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
Moody's rates municipal and corporate bond issues, including convertible issues, as follows:

Bonds which are rated AAA are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in AAA securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the AA, A, BAA, BA or B groups which Moody's ranks in the higher end of its generic rating category are designated by the symbols AA1, A1, BAA1, BA1 and B1.

STANDARD & POOR'S ("S&P")
S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. The capacity to meet the financial commitment on the obligation is extremely strong.

Bonds rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the highest-rated issues only in small degree.

Bonds rated A have a strong capacity to meet the financial commitment on the obligation, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated in higher-rated categories.

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation than in higher-rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated BB have less vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation.

Bonds rated B are more vulnerable to nonpayment then bonds rated BB, but currently have the capacity to meet the financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation.

Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet the financial commitment on the obligation.

Bonds rated CC are currently highly vulnerable to nonpayment.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments are being continued.

Bonds are rated D when the issue is in payment default. The D rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The D rating will also be used upon the filing of the bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. ("FITCH")
Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

PREFERRED STOCK
MOODY'S
Moody's rates preferred stock as follows:

An issue rated AAA is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

An issue rated AA is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

An issue rated A is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated BAA is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated BA is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated B generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated CAA is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated CA is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P
S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH
Fitch utilizes the same ratings criteria in rating preferred stock as it does in rating corporate bond issues, as described earlier in this Appendix.

SHORT TERM MUNICIPAL LOANS
MOODY'S. Moody's highest rating for short-term municipal loans is MIG 1/VMIG 1. A rating of MIG 1/VMIG 1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG 2/VMIG 2 designation are of high quality. Margins of protection are ample although not so large as in the MIG 1/VMIG 1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

SHORT TERM DEBT (INCLUDING COMMERCIAL PAPER)
MOODY'S

Moody's two highest ratings for short-term debt, including commercial paper, are PRIME-1 and PRIME-2. Both are judged investment grade, to indicate the relative repayment capacity of rated issuers.

Issuers rated PRIME-1 have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated PRIME-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. An A-1 designation indicates the highest category and that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+. Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5. Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D. Default. Issues assigned this rating are in actual or imminent payment default.

LOC. The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                        APPENDIX B - MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows the dollar amount of fees payable under the investment advisory agreements between Schroder and Core Trust with respect to each applicable portfolio the amount of fee that was waived by Schroder, if any, and the actual fee received by Schroder. The data is for the past three fiscal years or shorter period if the Fund/Portfolio has been in operation for a shorter period.

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND

     Year Ended May 31, 1998                         8,604,888           640,532        7,964,356
     Year Ended May 31, 1997                         2,805,919                 0        2,805,919
     Year Ended May 31, 1996                         2,383,128                 0        2,383,128

READY CASH INVESTMENT FUND

     Year Ended May 31, 1998                         3,344,445                 0        3,344,445
     Year Ended May 31, 1997                         6,267,045            50,148        6,216,897
     Year Ended May 31, 1996                         4,128,532            44,547        4,083,985

U.S. GOVERNMENT FUND

     Year Ended May 31, 1998                         3,114,327                 0        3,114,327
     Year Ended May 31, 1997                         2,538,240                 0        2,538,240
     Year Ended May 31, 1996                         2,205,102                 0        2,205,102

TREASURY FUND

     Year Ended May 31, 1998                         1,836,567                 0        1,836,567
     Year Ended May 31, 1997                         1,548,275                 0        1,548,275
     Year Ended May 31, 1996                         1,308,984                 0        1,308,984

MUNICIPAL MONEY MARKET FUND

     Year Ended May 31, 1998                         2,961,387           165,379        2,796,008
     Year Ended May 31, 1997                         2,394,475           369,405        2,025,070
     Year Ended May 31, 1996                         1,907,103           303,321        1,603,782

STABLE INCOME FUND

     Year Ended May 31, 1998                           406,937                 0          406,937
     Year Ended May 31, 1997                           334,768                 0          334,768
     Year Ended May 31, 1996                           106,127                 0          106,127

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED

LIMITED TERM GOVERNMENT INCOME FUND

                                       Year Ended May 31, 1998           141,185          119,793        21,392

INTERMEDIATE GOVERNMENT INCOME FUND

     Year Ended May 31, 1998                         1,315,676                 0        1,315,676
     Year Ended May 31, 1997                         1,355,907                 0        1,355,907
     Year Ended May 31, 1996                           142,125                 0          142,125

DIVERSIFIED BOND FUND

     Year Ended May 31, 1998                           928,687           376,973          551,714
     Year Ended May 31, 1997                           598,019                 0          598,019
     Year Ended May 31, 1996                           344,777                 0          344,777

INCOME FUND

     Year Ended May 31, 1998                         1,404,711            90,387        1,314,324
     Year Ended May 31, 1997                         1,385,988           277,198        1,108,790
     Year Ended May 31, 1996                           981,244           196,249          784,995

TOTAL RETURN BOND FUND

     Year Ended May 31, 1998                           524,944                 0          524,944
     Year Ended May 31, 1997                           651,181           357,998          293,183
     Year Ended May 31, 1996                           584,872           352,590          232,282

LIMITED TERM TAX-FREE FUND

     Year Ended May 31, 1998                           242,621            89,967          152,654
     Year Ended May 31, 1997                            88,741            63,145           25,596
     Year Ended May 31, 1996                               N/A               N/A              N/A

TAX-FREE INCOME FUND

     Year Ended May 31, 1998                         1,566,676           488,601        1,078,075
     Year Ended May 31, 1997                         1,537,966         1,236,539          301,427
     Year Ended May 31, 1996                         1,187,026         1,032,179          154,847

COLORADO TAX-FREE FUND

     Year Ended May 31, 1998                           332,299           137,295          195,005
     Year Ended May 31, 1997                           299,582           238,690           60,892
     Year Ended May 31, 1996                           286,768           286,768                0

MINNESOTA INTERMEDIATE TAX-FREE FUND

     Year Ended May 31,   1998                         348,564                 0          348,564


                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED

MINNESOTA TAX-FREE FUND

     Year Ended May 31, 1998                           298,301           163,748          134,553
     Year Ended May 31, 1997                           212,616           190,702           21,914
     Year Ended May 31, 1996                           154,733           154,733                0

STRATEGIC INCOME FUND

     Year Ended May 31, 1998                         1,096,749           289,099          807,650
     Year Ended May 31, 1997                           589,365                 0          589,365
     Year Ended May 31, 1996                           376,529                 0          376,529

MODERATE BALANCED FUND

     Year Ended May 31, 1998                         2,851,253           561,191        2,290,062
     Year Ended May 31, 1997                         2,185,490                 0        2,185,490
     Year Ended May 31, 1996                         1,208,825                 0        1,208,825

GROWTH BALANCED FUND

     Year Ended May 31, 1998                         4,082,857           713,392        3,369,466
     Year Ended May 31, 1997                         2,688,223                 0        2,688,223
     Year Ended May 31, 1996                         1,424,260                 0        1,424,260

AGGRESSIVE BALANCED-EQUITY FUND

     Year Ended May 31, 1998                            17,317             6,163         11,154

INCOME EQUITY FUND

     Year Ended May 31, 1998                         5,115,544                 0        5,115,544
     Year Ended May 31, 1997                         1,906,693                 0        1,906,693
     Year Ended May 31, 1996                           227,790                 0          227,790

INDEX FUND

     Year Ended May 31, 1998                           915,590                 0          915,590
     Year Ended May 31, 1997                           563,081           212,327          350,754
     Year Ended May 31, 1996                           193,373           143,795           49,578

VALUGROWTH STOCK FUND

     Year Ended May 31, 1998                         4,141,066            25,276        4,115,790
     Year Ended May 31, 1997                         1,475,664            18,446        1,457,218
     Year Ended May 31, 1996                         1,335,281            16,691        1,318,590

DIVERSIFIED EQUITY FUND

     Year Ended May 31, 1998                        11,044,445         1,443,556        9,600,889
     Year Ended May 31, 1997                         6,874,776                 0        6,874,776
     Year Ended May 31, 1996                         3,038,858                 0        3,038,858



                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED

GROWTH EQUITY FUND

     Year Ended May 31, 1998                         9,442,925           410,824        9,032,101
     Year Ended May 31, 1997                         7,205,405                 0        7,205,405
     Year Ended May 31, 1996                         3,342,391                 0        3,342,390

LARGE COMPANY GROWTH FUND

     Year Ended May 31, 1998                         1,153,835                 0        1,153,835
     Year Ended May 31, 1997                           651,110                 0          651,110
     Year Ended May 31, 1996                           274,152                 0          274,152

SMALL COMPANY STOCK FUND

     Year Ended May 31, 1998                         1,679,232                 0        1,679,232
     Year Ended May 31, 1997                         1,481,914           419,413        1,062,501
     Year Ended May 31, 1996                           909,200           327,218          581,982
^
SMALL COMPANY GROWTH FUND

     Year Ended May 31, 1998                         6,198,447                 0        6,198,447
     Year Ended May 31, 1997                         3,513,581                 0        3,513,581
     Year Ended May 31, 1996                         1,653,578                 0        1,653,578
^
DIVERSIFIED SMALL CAP FUND

     Year Ended May 31, 1998                            24,811             5,712           19,099
     Year Ended May 31, 1997                               N/A               N/A              N/A

SMALL CAP OPPORTUNITIES FUND

     Year Ended May 31, 1998                         1,161,941                 0        1,161,941
     Year Ended May 31, 1997                               N/A               N/A              N/A

INTERNATIONAL FUND*

     Year Ended May 31, 1998                         1,550,535            75,568        1,474,967
     Year Ended May 31, 1997                           812,485                 0          812,485
     Year Ended May 31, 1996                           316,701                 0          316,701

*    Represents  investment  advisory fees paid to Schroder  Capital  Management
     Inc. by International Portfolio of Core Trust.


TABLE 2 - MANAGEMENT FEES

The following table shows the dollar amount of fees payable to: (1) Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding); (2) Norwest for its administrative services with respect to Small Cap Opportunities Fund and International Fund; and (3) Forum with respect to its administrative securities with respect to each applicable Portfolio. Also shown are the amount of fees that were waived by Forum and Norwest, if any, and the actual fees received by Forum and Norwest. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


(I) MANAGEMENT FEES TO FORUM
                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND

     Year Ended May 31, 1998                         3,708,842         2,416,284        1,292,558
     Year Ended May 31, 1997                         1,252,466           127,192        1,125,274
     Year Ended May 31, 1996                         1,076,303           160,959          915,344

U.S. GOVERNMENT FUND

     Year Ended May 31, 1998                         2,134,700           281,603        1,853,097
     Year Ended May 31, 1997                         1,140,934            12,114        1,128,820
     Year Ended May 31, 1996                         1,002,126            40,949          961,177

TREASURY FUND

     Year Ended May 31, 1998                         1,154,681           854,503          300,178
     Year Ended May 31, 1997                           728,447           595,668          132,779
     Year Ended May 31, 1996                           627,992           448,841          179,151

READY CASH INVESTMENT FUND

Investor Shares

     Year Ended May 31, 1998                         1,181,535                 0        1,181,535
     Year Ended May 31, 1997                         1,070,654            14,082        1,056,572
     Year Ended May 31, 1996                           760,979            60,072          700,907
 Institutional Shares
     Year Ended May 31, 1998                           343,952           334,461            9,492
     Year Ended May 31, 1997                         2,595,399         2,413,208          182,191
     Year Ended May 31, 1996                         1,569,081         1,569,081                0
 Exchange Shares
     Year Ended May 31, 1998                               643               511              132
     Year Ended May 31, 1997                               850               850                0
     Year Ended May 31, 1996                               273               273                0


                                                       MANAGEMENT      MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

MUNICIPAL MONEY MARKET FUND

Investor Shares
     Year Ended May 31, 1998                            90,303            54,201           36,102
     Year Ended May 31, 1997                           121,330            78,834           42,496
     Year Ended May 31, 1996                           115,294            65,869           49,425
 Institutional Shares
     Year Ended May 31, 1998                           806,431           581,515          224,915
     Year Ended May 31, 1997                         1,275,270         1,017,363          257,907
     Year Ended May 31, 1996                           990,763           814,669          176,094

STABLE INCOME FUND
A Shares
     Year Ended May 31, 1998                            10,850            10,698              152
     Year Ended May 31, 1997                            12,730            12,730                0
     Year Ended May 31, 1996                               623               623                0
B Shares
     Year Ended May 31, 1998                             1,632             1,608               24
     Year Ended May 31, 1997                               799               799                0
     Year Ended May 31, 1996                                33                33                0
I Shares
     Year Ended May 31, 1998                           143,795           135,804            7,991
     Year Ended May 31, 1997                            98,060            98,060                0
     Year Ended May 31, 1996                            34,720            34,720                0

LIMITED TERM GOVERNMENT INCOME FUND

I Shares
     Year Ended May 31, 1998                            42,783            35,705          7,078

INTERMEDIATE GOVERNMENT INCOME FUND

A Shares
     Year Ended May 31, 1998                            12,708            12,708                0
     Year Ended May 31, 1997                            14,471            14,471                0
     Year Ended May 31, 1996                               666               666                0
B Shares
     Year Ended May 31, 1998                             8,527             8,527                0
     Year Ended May 31, 1997                             9,953             9,953                0
     Year Ended May 31, 1996                               412               412                0
I Shares
     Year Ended May 31, 1998                           373,544           169,833          203,711
     Year Ended May 31, 1997                           386,457           151,928          234,529
     Year Ended May 31, 1996                            41,991            41,991                0

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

DIVERSIFIED BOND FUND

I Shares
     Year Ended May 31, 1998                           175,669           143,270           32,399
     Year Ended May 31, 1997                           170,862           110,901           59,961
     Year Ended May 31, 1996                            98,508            69,269           29,239

INCOME FUND

A Shares
     Year Ended May 31, 1998                             5,783             5,783                0
     Year Ended May 31, 1997                            10,585            10,585                0
     Year Ended May 31, 1996                            11,894            11,894                0
 B Shares
     Year Ended May 31, 1998                             3,966             3,966                0
     Year Ended May 31, 1997                             6,826             6,826                0
     Year Ended May 31, 1996                             6,732             6,732                0
 I Shares
     Year Ended May 31, 1998                           271,193           155,655          115,539
     Year Ended May 31, 1997                           536,985           436,300          100,685
     Year Ended May 31, 1996                           373,872           353,908           19,964

TOTAL RETURN BOND FUND

A Shares
     Year Ended May 31, 1998                             3,833             3,557              275
     Year Ended May 31, 1997                             5,187             5,187                0
     Year Ended May 31, 1996                             2,416             2,416                0
 B Shares
     Year Ended May 31, 1998                             2,996             2,890              107
     Year Ended May 31, 1997                              4508              4508                0
     Year Ended May 31, 1996                             3,264             3,264                0
 I Shares
     Year Ended May 31, 1998                           149,374           108,471           40,903
     Year Ended May 31, 1997                           250,777            24,127          226,650
     Year Ended May 31, 1996                           228,269            12,744          215,525

LIMITED TERM TAX-FREE FUND
I Shares
     Year Ended May 31, 1998                            48,524             2,408           46,116
     Year Ended May 31, 1997                            17,748            17,748                0
     Year Ended May 31, 1996                               N/A               N/A              N/A



                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

TAX-FREE INCOME FUND

A Shares
     Year Ended May 31, 1998                            30,973            21,230            9,743
     Year Ended May 31, 1997                            58,862            42,638           16,224
     Year Ended May 31, 1996                            67,046            27,085           39,961
 B Shares
     Year Ended May 31, 1998                             9,109             9,109                0
     Year Ended May 31, 1997                            13,295            13,295                0
     Year Ended May 31, 1996                             9,866             9,866                0
 I Shares
     Year Ended May 31, 1998                           273,202            13,953          259,249
     Year Ended May 31, 1997                           543,029           288,245          254,784
     Year Ended May 31, 1996                           397,898           304,725           93,173

COLORADO TAX-FREE FUND

A Shares
     Year Ended May 31, 1998                            30,680            13,964           16,715
     Year Ended May 31, 1997                            54,902            49,840            5,062
     Year Ended May 31, 1996                            53,988            48,022            5,966
 B Shares
     Year Ended May 31, 1998                             7,903             3,625            4,279
     Year Ended May 31, 1997                            13,532            13,115              417
     Year Ended May 31, 1996                            11,566            11,566                0
 I Shares
     Year Ended May 31, 1998                            27,877             2,466           25,411
     Year Ended May 31, 1997                            51,399            44,432            6,967
     Year Ended May 31, 1996                            49,153            41,507            7,646

MINNESOTA INTERMEDIATE TAX-FREE FUND
I Shares
     Year Ended May 31,   1998                         139,426            97,043           42,382

MINNESOTA TAX-FREE FUND

A Shares
     Year Ended May 31, 1998                            30,180            13,327           16,853
     Year Ended May 31, 1997                            51,795            33,434           18,361
     Year Ended May 31, 1996                            43,885            26,289           17,596
 B Shares
     Year Ended May 31, 1998                            13,523             6,377            7,146
     Year Ended May 31, 1997                            20,364            14,581            5,783
     Year Ended May 31, 1996                            13,910            10,499            3,411
 I Shares
     Year Ended May 31, 1998                            15,957             2,320           13,637
     Year Ended May 31, 1997                            12,888            10,362            2,526
     Year Ended May 31, 1996                             4,098             2,630            1,468



                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED          RETAINED

STRATEGIC INCOME FUND

     Year Ended May 31, 1998                           205,059           175,249           29,810
     Year Ended May 31, 1997                           130,970           115,223           15,747
     Year Ended May 31, 1996                            83,673            69,584           14,089

MODERATE BALANCED FUND

     Year Ended May 31, 1998                           515,913           362,625          153,288
     Year Ended May 31, 1997                           412,357           278,998          133,359
     Year Ended May 31, 1996                           228,080           126,077          102,003

GROWTH BALANCED FUND

     Year Ended May 31, 1998                           706,519           467,784          238,734
     Year Ended May 31, 1997                           463,486           303,389          160,097
     Year Ended May 31, 1996                           245,562           136,905          108,657

AGGRESSIVE BALANCED-EQUITY FUND
I Shares
     Year Ended May 31, 1998                             2,799             2,363            436

INCOME EQUITY FUND

A Shares
     Year Ended May 31, 1998                            63,767            57,043            6,724
     Year Ended May 31, 1997                            37,101            30,944            6,157
     Year Ended May 31, 1996                             1,196             1,196                0
B Shares
     Year Ended May 31, 1998                            53,134            49,294            3,840
     Year Ended May 31, 1997                            23,583            23,583                0
     Year Ended May 31, 1996                               670               670                0
I Shares
     Year Ended May 31, 1998                           998,134           508,066          490,067
     Year Ended May 31, 1997                           320,654           168,477          152,177
     Year Ended May 31, 1996                            43,691            43,691                0

INDEX FUND

     Year Ended May 31, 1998                           688,118           460,858          227,260
     Year Ended May 31, 1997                           375,387           213,759          161,628
     Year Ended May 31, 1996                           128,916            93,961           34,955




                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED            RETAINED

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1998                            22,896            13,687            9,209
     Year Ended May 31, 1997                            33,232            29,323            3,909
     Year Ended May 31, 1996                            27,427            27,427                0
 B Shares
     Year Ended May 31, 1998                             7,763             7,763                0
     Year Ended May 31, 1997                            11,318            11,318                0
     Year Ended May 31, 1996                             8,763             8,763                0
 I Shares
     Year Ended May 31, 1998                           499,641            22,453          477,188
     Year Ended May 31, 1997                           324,366           194,534          129,832
     Year Ended May 31, 1996                           297,630           147,086          150,544

DIVERSIFIED EQUITY FUND

A Shares
     Year Ended May 31, 1998                            48,577            39,759            8,818
     Year Ended May 31, 1997                            14,322            14,322                0
     Year Ended May 31, 1996                                99                99                0
B Shares
     Year Ended May 31, 1998                            68,828            55,455           13,373
     Year Ended May 31, 1997                            15,913            15,913                0
     Year Ended May 31, 1996                                96                96                0
I Shares
     Year Ended May 31, 1998                         1,699,994           938,395          761,599
     Year Ended May 31, 1997                         1,027,423           723,040          304,383
     Year Ended May 31, 1996                           467,322           238,224          229,098

GROWTH EQUITY FUND

A Shares
     Year Ended May 31, 1998                            25,645            17,603            8,042
     Year Ended May 31, 1997                            10,336            10,336                0
     Year Ended May 31, 1996                               100               100                0
B Shares
     Year Ended May 31, 1998                            16,845            11,552            5,292
     Year Ended May 31, 1997                             4,347             4,347                0
     Year Ended May 31, 1996                                25                25                0
I Shares
     Year Ended May 31, 1998                         1,342,900           788,748          554,152
     Year Ended May 31, 1997                           785,917           545,815          240,102
     Year Ended May 31, 1996                           371,252           187,661          183,591

LARGE COMPANY GROWTH FUND

     Year Ended May 31, 1998                           204,037           127,981           76,056
     Year Ended May 31, 1997                           100,171            87,896           12,275
     Year Ended May 31, 1996                            42,177            40,150            2,027



                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                         FEE              FEE               FEE
                                                       PAYABLE           WAIVED           RETAINED

DIVERSIFIED SMALL ^ CAP FUND
I Shares
     Year Ended May 31, 1998                             2,430             2,294            136

 SMALL COMPANY STOCK FUND

A Shares
     Year Ended May 31, 1998                            10,418            10,094              324
     Year Ended May 31, 1997                            11,966            10,318            1,648
     Year Ended May 31, 1996                             5,800             5,800                0
B Shares
     Year Ended May 31, 1998                             6,721             6,646               75
     Year Ended May 31, 1997                             8,329             8,329                0
     Year Ended May 31, 1996                             4,426             4,426                0
I Shares
     Year Ended May 31, 1998                           200,997           124,654           76,342
     Year Ended May 31, 1997                           276,089            90,214          185,875
     Year Ended May 31, 1996                           171,614            15,664          155,950

SMALL COMPANY GROWTH FUND

     Year Ended May 31, 1998                           766,560           383,589          382,971
     Year Ended May 31, 1997                           390,398           185,644          204,754
     Year Ended May 31, 1996                           183,731            76,278          107,453

SMALL CAP OPPORTUNITIES FUND

A Shares
     Year Ended May 31, 1998                             4,015             1,641            2,374
     Year Ended May 31, 1997                               122               122                0
B Shares
     Year Ended May 31, 1998                             2,836             1,147            1,689
     Year Ended May 31, 1997                                44                44                0
I Shares
     Year Ended May 31, 1998                           243,348            39,205          204,143
     Year Ended May 31, 1997                            26,560            26,560                0

INTERNATIONAL FUND

A Shares
     Year Ended May 31, 1998                             6,976             1,907            5,069
     Year Ended May 31, 1997                             1,494             1,494                0
     Year Ended May 31, 1996                               345               345                0
B Shares
     Year Ended May 31, 1998                             4,704             1,709            2,995
     Year Ended May 31, 1997                             1,247             1,247                0
     Year Ended May 31, 1996                               395               395                0
I Shares
     Year Ended May 31, 1998                           601,498               850          600,649
     Year Ended May 31, 1997                           177,707             4,264          173,443
     Year Ended May 31, 1996                            69,616                 0           69,616



(II) ADMINISTRATIVE FEES TO NORWEST
                                                    ADMINISTRATIVE   ADMINISTRATIVE    ADMINISTRATIVE
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

SMALL CAP OPPORTUNITIES FUND
A Shares
     Year Ended May 31, 1998                             7,924                 0            7,924
B Shares
     Year Ended May 31, 1998                             5,640                 0            5,640
I Shares
     Year Ended May 31, 1998                           471,297                 0          471,297

INTERNATIONAL FUND
A Shares
     Year Ended May 31, 1998                             7,230                 0            7,230
B Shares
     Year Ended May 31, 1998                             4,875                 0            4,875
I Shares
     Year Ended May 31, 1998                           623,325                 0          623,325
     Year Ended May 31, 1997                           451,118                 0          451,118
     Year Ended May 31, 1996                           175,887                 0          175,887


TABLE 3 - DISTRIBUTION FEES

The following table shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal year ended May 31, 1996. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Only Exchange Shares and B Shares incur distribution fees.

                                                     DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
READY CASH INVESTMENT FUND
Exchange Shares
     Year Ended May 31, 1998                             3,759               940            2,819
     Year Ended May 31, 1997                             4,249             1,062            3,187
     Year Ended May 31, 1996                             1,023             1,023                0

STABLE INCOME FUND
B Shares
     Year Ended May 31, 1998                            14,253             3,563           10,690
     Year Ended May 31, 1997                             7,992             1,998            5,994
     Year Ended May 31, 1996                               245               245                0

INTERMEDIATE GOVERNMENT INCOME FUND
B Shares
     Year Ended May 31, 1998                            86,167            21,542           64,625
     Year Ended May 31, 1997                            99,968            24,882           75,086
     Year Ended May 31, 1996                             2,646             2,646                0

INCOME FUND
B Shares
     Year Ended May 31, 1998                            39,664             9,916           29,748
     Year Ended May 31, 1997                            34,127             8,532           25,595
     Year Ended May 31, 1996                            25,247             6,666           18,581

TOTAL RETURN BOND FUND
B Shares
     Year Ended May 31, 1998                            24,563             6,141           18,422
     Year Ended May 31, 1997                            22,540             5,635           16,905
     Year Ended May 31, 1996                            12,239             3,619            8,620

TAX-FREE INCOME FUND
B Shares
     Year Ended May 31, 1998                            91,107            22,777           68,330
     Year Ended May 31, 1997                            66,476            16,619           49,857
     Year Ended May 31, 1996                            36,997             2,390           34,607

COLORADO TAX-FREE FUND
B Shares
     Year Ended May 31, 1998                            79,031            19,758           59,273
     Year Ended May 31, 1997                            67,660            16,915           50,745
     Year Ended May 31, 1996                            43,374               207           43,167



                                                     DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
MINNESOTA TAX-FREE FUND
B Shares
     Year Ended May 31, 1998                           135,230            33,808          101,423
     Year Ended May 31, 1997                           101,817            25,454           76,363
     Year Ended May 31, 1996                            52,163                 0           52,163

INCOME EQUITY FUND
B Shares
     Year Ended May 31, 1998                           481,065           120,266          360,799
     Year Ended May 31, 1997                           235,827            58,957          176,872
     Year Ended May 31, 1996                             5,031                 0            5,031

VALUGROWTH STOCK FUND
B Shares
     Year Ended May 31, 1998                            77,628            19,407           58,221
     Year Ended May 31, 1997                            56,592            14,148           42,444
     Year Ended May 31, 1996                            32,860             5,269           27,591

DIVERSIFIED EQUITY FUND
B Shares
     Year Ended May 31, 1998                           567,355           141,839          425,516
     Year Ended May 31, 1997                           159,132            39,783          119,349
     Year Ended May 31, 1996                               719               719                0

GROWTH EQUITY FUND
B Shares
     Year Ended May 31, 1998                           124,429            31,107           93,322
     Year Ended May 31, 1997                            43,471            10,868           32,603
     Year Ended May 31, 1996                               187               187                0

SMALL COMPANY STOCK FUND
B Shares
     Year Ended May 31, 1998                            57,698            14,424           43,273
     Year Ended May 31, 1997                            41,641            10,410           31,231
     Year Ended May 31, 1996                            16,598             4,077           12,521

SMALL CAP OPPORTUNITIES FUND
B Shares
     Year Ended May 31, 1998                            22,558             5,640           16,919
     Year Ended May 31, 1997                               431               108              323

INTERNATIONAL FUND
B Shares
     Year Ended May 31, 1998                            19,501             4,875           14,626
     Year Ended May 31, 1997                            12,465             3,116            9,349
     Year Ended May 31, 1996                             2,959             2,930               29


TABLE 4 - SALES CHARGES

The following table shows: (1) the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares); (2) the amount of sales charge retained by Forum and not reallowed to other persons; and (3) the amount of contingent deferred sales charge ("CDSL") paid to Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID

STABLE INCOME FUND
A Shares
     Year Ended May 31, 1998                                1                  1               --
     Year Ended May 31, 1997                             3,200               320               --
     Year Ended May 31, 1996                               423                52               --
B Shares
     Year Ended May 31, 1998                                                                1,000
     Year Ended May 31, 1997                                --                --            6,526
     Year Ended May 31, 1996                                --                --               75

INTERMEDIATE GOVERNMENT INCOME FUND
A Shares
     Year Ended May 31, 1998                                26                 0               --
     Year Ended May 31, 1997                            13,182             1,187               --
     Year Ended May 31, 1996                             1,482               129               --
B Shares
     Year Ended May 31, 1998                                                               14,000
     Year Ended May 31, 1997                                --                --           31,694
     Year Ended May 31, 1996                                --                --              964

INCOME FUND
A Shares
     Year Ended May 31, 1998                                68                 8               --
     Year Ended May 31, 1997                            11,979             1,121               --
     Year Ended May 31, 1996                         1,567,755             4,428               --
B Shares
     Year Ended May 31, 1998                                                                6,000
     Year Ended May 31, 1997                                --                --           11,887
     Year Ended May 31, 1996                                --                --            8,272

TOTAL RETURN BOND FUND
A Shares
     Year Ended May 31, 1998                                 8                 1               --
     Year Ended May 31, 1997                             3,908               363               --
     Year Ended May 31, 1996                         1,194,198             3,074               --
B Shares
     Year Ended May 31, 1998                                                                4,000
     Year Ended May 31, 1997                                --                --            7,505
     Year Ended May 31, 1996                                --                --            2,853




                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID

TAX-FREE INCOME FUND
A Shares
     Year Ended May 31, 1998                               132                 2               --
     Year Ended May 31, 1997                            74,101             6,646               --
     Year Ended May 31, 1996                         5,429,389            12,264               --
B Shares
     Year Ended May 31, 1998                                                                9,000
     Year Ended May 31, 1997                                --                --           15,724
     Year Ended May 31, 1996                                --                --            6,576

COLORADO TAX-FREE FUND
A Shares
     Year Ended May 31, 1998                               127                 4               --
     Year Ended May 31, 1997                            38,085             3,321               --
     Year Ended May 31, 1996                         2,889,945             7,135               --
B Shares
     Year Ended May 31, 1998                                                               12,000
     Year Ended May 31, 1997                                --                --           11,889
     Year Ended May 31, 1996                                --                --           12,557

MINNESOTA TAX-FREE FUND
A Shares
     Year Ended May 31, 1998                           139,000             6,000               --
     Year Ended May 31, 1997                            53,290             4,744               --
     Year Ended May 31, 1996                         4,598,204            12,506               --
B Shares
     Year Ended May 31, 1998                                                               13,000
     Year Ended May 31, 1997                                --                --           13,097
     Year Ended May 31, 1996                                --                --            8,412

INCOME EQUITY FUND
A Shares
     Year Ended May 31, 1998                               692                69               --
     Year Ended May 31, 1997                           320,385             1,121               --
     Year Ended May 31, 1996                            10,996             1,088               --
B Shares
     Year Ended May 31, 1998                                                               62,000
     Year Ended May 31, 1997                                --                --           38,812
     Year Ended May 31, 1996                                --                --              570

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1998                                92             9,000               --
     Year Ended May 31, 1997                            38,540             3,759               --
     Year Ended May 31, 1996                         1,162,647             4,628               --
B Shares
     Year Ended May 31, 1998                                                                9,000
     Year Ended May 31, 1997                                --                --           10,770
     Year Ended May 31, 1996                                --                --           12,911


                                                         SALES            RETAINED            CDSL
                                                        CHARGES            AMOUNT             PAID
DIVERSIFIED EQUITY FUND
A Shares
     Year Ended May 31, 1998                               853                70               --
     Year Ended May 31, 1997                           485,324             8,286               --
     Year Ended May 31, 1996                            50,658                15               --
B Shares
     Year Ended May 31, 1998                                                               87,000
     Year Ended May 31, 1997                                --                --           23,510
     Year Ended May 31, 1996                                --                --                0

GROWTH EQUITY FUND
A Shares
     Year Ended May 31, 1998                               173                17               --
     Year Ended May 31, 1997                           175,495             5,347               --
     Year Ended May 31, 1996                            26,825                 7               --
B Shares
     Year Ended May 31, 1998                                                               25,000
     Year Ended May 31, 1997                                --                --            6,972
     Year Ended May 31, 1996                                --                --                0

SMALL COMPANY STOCK FUND
A Shares
     Year Ended May 31, 1998                                28                 3               --
     Year Ended May 31, 1997                            23,419             2,335               --
     Year Ended May 31, 1996                         1,309,565             5,153            2,972
B Shares
     Year Ended May 31, 1998                                                                7,000
     Year Ended May 31, 1997                                --                --            6,411
     Year Ended May 31, 1996                                --                --               --

SMALL CAP OPPORTUNITIES FUND
A Shares
     Year Ended May 31, 1998                               148                12               --
     Year Ended May 31, 1997                            11,604             1,178               --
B Shares
     Year Ended May 31, 1998                                                                5,000
     Year Ended May 31, 1997                                --                --               --

INTERNATIONAL FUND
A Shares
     Year Ended May 31, 1998                                12                 1               --
     Year Ended May 31, 1997                             8,728               874               --
     Year Ended May 31, 1996                               269                30               --
B Shares
     Year Ended May 31, 1998                                                                3,000
     Year Ended May 31, 1997                                --                --            2,086
     Year Ended May 31, 1996                                --                --              213


TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to Forum Accounting for its accounting services with respect to each Fund, the amount of fee that was waived by Forum Accounting, if any, and the actual fee received by Forum Accounting. The table also shows similar information with respect to each applicable Portfolio. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND
     Year Ended May 31, 1998                           151,975                 0          151,975
     Year Ended May 31, 1997                            65,000                 0           65,000
     Year Ended May 31, 1996                            49,000                 0           49,000

U.S. GOVERNMENT FUND
     Year Ended May 31, 1998                            65,500                 0           65,500
     Year Ended May 31, 1997                            60,000                 0           60,000
     Year Ended May 31, 1996                            46,000                 0           46,000

TREASURY FUND
     Year Ended May 31, 1998                            63,000                 0           63,000
     Year Ended May 31, 1997                            54,500                 0           54,500
     Year Ended May 31, 1996                            43,500                 0           43,500

READY CASH INVESTMENT FUND
     Year Ended May 31, 1998                            61,678                 0           61,678
     Year Ended May 31, 1997                            86,000                 0           86,000
     Year Ended May 31, 1996                            63,000                 0           63,000

MUNICIPAL MONEY MARKET FUND
     Year Ended May 31, 1998                            95,000                 0           95,000
     Year Ended May 31, 1997                            90,000                 0           90,000
     Year Ended May 31, 1996                            72,500                 0           72,500

STABLE INCOME FUND
     Year Ended May 31, 1998                            93,585                 0           93,585
     Year Ended May 31, 1997                            92,500            26,041           66,459
     Year Ended May 31, 1996                            37,452             7,136           30,316

LIMITED TERM GOVERNMENT INCOME FUND
I Shares
     Year Ended May 31, 1998                            33,000                 0         33,000 ^

INTERMEDIATE GOVERNMENT INCOME FUND
     Year Ended May 31, 1998                            84,000                 0           84,000
     Year Ended May 31, 1997                            85,500            24,146           61,354
     Year Ended May 31, 1996                            29,452             5,322           24,130

DIVERSIFIED BOND FUND
     Year Ended May 31, 1998                            60,241                 0           60,241
     Year Ended May 31, 1997                            54,000            15,223           38,777
     Year Ended May 31, 1996                            29,500             5,561           23,939



                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED            RETAINED


INCOME FUND
     Year Ended May 31, 1998                            89,000                 0           89,000
     Year Ended May 31, 1997                            93,000                 0           93,000
     Year Ended May 31, 1996                            79,500                 0           79,500

TOTAL RETURN BOND FUND
     Year Ended May 31, 1998                            77,536                 0           77,536
     Year Ended May 31, 1997                            66,000                 0           66,000
     Year Ended May 31, 1996                            57,500                 0           57,500

LIMITED TERM TAX-FREE FUND
     Year Ended May 31, 1998                            38,000                 0           38,000
     Year Ended May 31, 1997                            24,000                 0           24,000
     Year Ended May 31, 1996                               N/A               N/A              N/A

TAX-FREE INCOME FUND
     Year Ended May 31, 1998                            91,000                 0           91,000
     Year Ended May 31, 1997                            91,000                 0           91,000
     Year Ended May 31, 1996                            66,000                 0           66,000

COLORADO TAX-FREE FUND
     Year Ended May 31,  1998                           62,000                 0           62,000

     Year Ended May 31, 1997                            66,000                 0           66,000
     Year Ended May 31, 1996                            60,000                 0           60,000

MINNESOTA INTERMEDIATE TAX-FREE FUND
I Shares
     Year Ended May 31,   1998                          39,000                 0           39,000

MINNESOTA TAX-FREE FUND
     Year Ended May 31, 1998                            64,000                 0           64,000
     Year Ended May 31, 1997                            64,000                 0           64,000
     Year Ended May 31, 1996                            56,000                 0           56,000

STRATEGIC INCOME FUND
     Year Ended May 31, 1998                            61,046                 0           61,046
     Year Ended May 31, 1997                            60,000            17,019           42,981
     Year Ended May 31, 1996                            32,500             6,054           26,446

MODERATE BALANCED FUND
     Year Ended May 31, 1998                           123,798                 0          123,798
     Year Ended May 31, 1997                            62,000            17,546           44,454
     Year Ended May 31, 1996                            36,000             7,104           28,896


                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED            RETAINED

GROWTH BALANCED FUND
     Year Ended May 31, 1998                           131,371                 0          131,371
     Year Ended May 31, 1997                            61,000            17,237           43,763
     Year Ended May 31, 1996                            34,000             6,591           27,409

AGGRESSIVE BALANCED-EQUITY FUND
I Shares
     Year Ended May 31, 1998                             9,943             9,468            475 ^

INCOME EQUITY FUND
     Year Ended May 31, 1998                            88,615                 0           88,615
     Year Ended May 31, 1997                            71,500            20,160           51,340
     Year Ended May 31, 1996                            22,935             4,293           18,642

VALUGROWTH STOCK FUND
     Year Ended May 31, 1998                            77,500                 0           77,500
     Year Ended May 31, 1997                            66,000                 0           66,000
     Year Ended May 31, 1996                            57,500                 0           57,500

INDEX FUND
     Year Ended May 31, 1998                            89,560                 0           89,560
     Year Ended May 31, 1997                            60,000             8,393           51,607
     Year Ended May 31, 1996                            30,500             5,659           24,841

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1998                           253,735                 0          253,735
     Year Ended May 31, 1997                            81,500            22,995           58,505
     Year Ended May 31, 1996                            30,306             6,216           24,090

GROWTH EQUITY FUND
     Year Ended May 31, 1998                           242,383                 0          242,383
     Year Ended May 31, 1997                            79,000            22,311           56,689
     Year Ended May 31, 1996                            30,306             6,216           24,090

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1998                            27,725                 0           27,725
     Year Ended May 31, 1997                            38,000            10,750           27,250
     Year Ended May 31, 1996                            21,000             3,755           17,245

DIVERSIFIED SMALL CAP FUND
I Shares
     Year Ended May 31, 1998                             8,779             7,694          1,085

SMALL COMPANY STOCK FUND
     Year Ended May 31, 1998                            79,136                 0           79,136
     Year Ended May 31, 1997                            76,000                 0           76,000
     Year Ended May 31, 1996                            60,500                 0           60,500



                                                          FEE              FEE               FEE
                                                        PAYABLE           WAIVED           RETAINED

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1998                            75,865                 0           75,865
     Year Ended May 31, 1997                            55,000             5,536           49,464
     Year Ended May 31, 1996                            30,000             5,759           24,241

SMALL CAP OPPORTUNITIES FUND
     Year Ended May 31, 1998                            70,244                 0           70,244
     Year Ended May 31, 1997                            26,057            26,057                0

INTERNATIONAL FUND
     Year Ended May 31, 1998                            84,830                 0           84,830
     Year Ended May 31, 1997                            36,000            10,148           25,852
     Year Ended May 31, 1996                            23,000             3,952           19,048


 TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                                    AGGREGATE
                                                                COMMISSIONS PAID

DIVERSIFIED BOND FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                                 N/A
     Year Ended May 31, 1996                                               5,261
     Year Ended October 31, 1995                                           1,750

STRATEGIC INCOME FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              14,867
     Year Ended May 31, 1996                                               8,406
     Year Ended October 31, 1995                                           9,298

MODERATE BALANCED FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              50,414
     Year Ended May 31, 1996                                              54,332
     Year Ended October 31, 1995                                          57,931

GROWTH BALANCED FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              83,720
     Year Ended May 31, 1996                                              69,732
     Year Ended October 31, 1995                                          66,361

INCOME EQUITY FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             301,308
     Year Ended May 31, 1996                                              52,904
     Year Ended October 31, 1995                                          25,321

INDEX FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             157,319
     Year Ended May 31, 1996                                             121,170
     Year Ended October 31, 1995                                         107,321

VALUGROWTH STOCK FUND
     Year Ended May 31, 1998                                           1,011,840
     Year Ended May 31, 1997                                             502,785
     Year Ended May 31, 1996                                             436,274

                                                                    AGGREGATE
                                                                COMMISSIONS PAID

DIVERSIFIED EQUITY FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             226,652
     Year Ended May 31, 1996                                             175,648
^
GROWTH EQUITY FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             130,483
     Year Ended May 31, 1996                                             127,666

LARGE COMPANY GROWTH FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              59,924
     Year Ended May 31, 1996                                              42,229

SMALL COMPANY STOCK FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             458,447
     Year Ended May 31, 1996                                             208,021

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1998
     Year Ended May 31, 1997                                           1,365,750
     Year Ended May 31, 1996                                             785,875

SMALL CAP OPPORTUNITIES FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                                 N/A

INTERNATIONAL FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                                 N/A
     Year Ended May 31, 1996                                             188,849

* Reflects commission paid by the Portfolio(s) in which the Fund invests, the Funds paid no commissions directly during either year.

TABLE 7 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as ^ of September 1, 1998, as well as their percentage holding of all shares of the Fund. Certain persons own shares of the Funds of record only, including Alpine & Co., BHC Securities, Inc., EMSEG & Co., First Stock Co., Norwest Bank Minnesota, N.A. and Stout & Co.

                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

CASH INVESTMENT FUND               Norwest   Investment   Services       2,187,733,420.880         41.81       41.81
                                   c/o Andrew Duffy
                                   608 2nd Ave S
                                   8th Floor MS 0130
                                   Minneapolis, MN 55479-0130

                                   Norwest Bank Minnesota NA             1,685,535,639.280         32.21       32.21
                                   VP4500022
                                   Attn Cash Sweep Processing - Judy
                                   Jeska
                                   733 Marquette Ave 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Dentru & Co                             643,087,524.248         12.29       12.29
                                   Non Discretionary
                                   1740 Broadway MS 8751
                                   Denver, CO 80274

READY CASH INVESTMENT FUND
         Investor Shares           Norwest Investment Services              79,680,342.950         99.17       99.11
                                   c/o Andrew Duffy
                                   608 2nd Ave S
                                   8th Floor MS 0130
                                   Minneapolis, MN 55479-0130

           Exchange Shares         Norwest Bank MN Custodian for IRA            30,250.900          5.80        0.00
                                   Account of
                                   Ralph F. Henkensiefken
                                   918 S Broadway
                                   New Ulm, MN 56075

                                   Norwest Bank MN Custodian for IRA            99,332.460         19.85        0.01
                                   Account of
                                   Walter W. Pillsbury
                                   2849 Evergreen Road
                                   Fargo, ND 58102-1712

                                   Norwest Bank MN Custodian for IRA            48,048.750          9.21        0.00
                                   Account of
                                   Raymond C. Sink
                                   1315 Anderson Rd
                                   Duluth, MN 55811


                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

READY CASH INVESTMENT FUND         Norwest Bank MN Custodian for IRA            60,572.380         11.61        0.01
     Exchange Shares (cont.)       Account of
                                   John D. Jeffries
                                   301 E Howard St
                                   Hibbing, MN 55746

                                   Norwest Bank MN Custodian for IRA           127,891.648         24.52        0.02
                                   Account of Norwest Mank MN NA IRA
                                   C/F Cust
                                   Mary G. Koerber
                                   Mason City, IA 50401


U.S. GOVERNMENT FUND               Alpine & Co                             212,815,376.650          8.57        8.57
                                   Non Discretionary
                                   1740 Broadway MS 8751
                                   Denver, CO 80274

                                   Norwest Bank Minnesota NA AMS         1,843,998,761.370         74.21       74.21
                                   Collective Trust Funds Clearing
                                   Acct
                                   Attn Cash Sweep Processing - Judy
                                   Jeska
                                   733 Marquette Ave 4th Fl
                                   Minneapolis, MN 55479-0050

                                   Norwest Investment Services             375,216,323.730         15.18       15.81
                                   c/o Andrew Duffy
                                   608 2nd Ave S 8th Fl MS 0130
                                   Minneapolis, MN 55479-0130

TREASURY FUND                      Norwest Bank Minnesota NA AMS           858,796,225.160         60.34       60.34
                                   Collective Trust Funds Clearing
                                   Acct
                                   Attn Cash Sweep Processing - Judy
                                   Jeska
                                   733 Marquette Ave 4th Fl
                                   Minneapolis, MN 55479-0050

                                   Norwest Bank Investment Services        308,801,383.250         21.70       21.70
                                   c/o Andrew Duffy
                                   608 2nd Ave S 8th Fl MS 0130
                                   Minneapolis, MN 55479-0130


                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

MUNICIPAL MONEY MARKET FUND
         Investor Shares
                                     Norwest Bank Investment Services       39,979,447.550         97.95        3.60
                                     c/o Andrew Duffy
                                     608 2nd Ave S 8th Fl MS 0130
                                     Minneapolis, MN 5547-0130

STABLE INCOME FUND
            A Shares                 Norwest Investment Services Inc.          216,969.473         23.67       20.16
                                   FBO 018193581
                                   Norwest Building East - 8th Floor
                                   608 Second Avenue South
                                   Minneapolis, MN 55479-0162

                                   Norwest Investment Services Inc.              90,810.63          9.90        8.44
                                   FBO 021219031
                                   Northstar Building East - 8th
                                   Floor
                                   608 Second Avenue South
                                   Minneapolis, MN 55479-0162

                                    Koch Industries Inc.                        113,735.098        12.41       10.57
                                    c/o Wilshire Asset Mgmt
                                    1299 Ocean Ave Suite 700
                                    Santa Monica, CA 90401

                                    Norwest Investment Services Inc.             80,847.464         8.82        7.51
                                    FBO 705734561
                                    Northstar Building East - 9th
                                    Floor
                                    608 Second Avenue South
                                    Minneapolis, MN 55479-0162

             B Shares               Fred P. Mattson                               7,979.911         5.01        0.74
                                    and Betty J. Mattson
                                    JT Ten
                                    PO Box 248
                                    Elmwood, WI 54740-0248

                                    Charles Amjad-Ali                            10,161.595         6.38        0.94
                                    1305 Dayton Ave
                                    St Paul, MN 55104



                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

STABLE INCOME FUND                  Ute Plumbing Heating Inc                     17,299.590        10.86        1.61
             B Shares               Retirement Account
                                    Employee Pension Plan Trust
                                    U A DTO 07-01-86
                                    2315 Bott Ave
                                    Colorado Springs, CO 80904-3727

                                    Norwest Investment Services Inc.             19,591.464        12.30        1.82
                                    FBO 102953761
                                    Norwest Building East - 8th Floor
                                    608 Second Avenue South
                                    Minneapolis, MN 55479-0162

                                    Norwest Investment Services Inc.              8,081.444         5.07        0.75
                                    FBO 019657481
                                    Northstar Building East - 8th
                                    Floor
                                    608 Second Avenue South
                                    Minneapolis, MN 55479-0162

INTERMEDIATE GOVERNMENT INCOME
FUND
             A Shares               WealthBuilder II Growth Balanced            158,524.584        10.48       10.48
                                    Intermediate US Govt Fund
                                    c/o Mutual Fund Processing
                                    PO Box 1450 NW 8477
                                    Minneapolis, MN 55480-8477

                                    Norwest Investment Services, Inc.            90,994.208         6.02        6.02
                                    FBO 106727721
                                    Northstar Building East - 8th
                                    Floor
                                    608 Second Avenue South
                                    Minneapolis, MN 55479-0162



                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

INCOME FUND                        Norwest Investment Services, Inc.            33,364.834          5.89        0.10
B Shares                           FBO 705648691
                                   Northstar Building East - 9th
                                   Floor
                                   608 Second Avenue South
                                   Minneapolis, MN 55479-0162

            I Shares               Dentru & co                               5,918,741.212         19.06       18.24
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver, Co 80274


                                   FINABA                                    2,460,089.376          7.93        7.58
                                   Non-Discretionary Cash Account
                                   Attn John Ruttter
                                   PO Box 10523
                                   Lubbock, TX 79408

                                   EMSEG & Co                                6,398,685.123         20.63       19.72
                                   Income Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                               12,514,035.063         40.34       38.56
                                   Income Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477


TOTAL RETURN BOND FUND
            A Shares                Norwest WealthBuilder                     160,548.312         53.92        1.38
                                   Reinvest Account
                                   733 Marquette Ave
                                   Minneapolis, MN 55479-0040

            I Shares               Dentru & Co                               3,290,530.434         29.72       28.23
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver, CO 80274

                                   Kiwils & Co                                 630,932.725          5.70        5.41
                                   Discretionary Reinvest
                                   1700 Broadway MS 0076
                                   Denver, CO 80274


                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

TOTAL RETURN BOND FUND             Seret & Co                                4,364,276.706         39.41       37.44
        I Shares (cont.)           Discretionary Reinvest
                                   1740 Broadway MS 8751
                                   Denver, CO 80274

                                   EMSEG & Co                                  598,343.719          5.40        5.13
                                   Total Return Bond Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-0477

                                   EMSEG & Co                                  796,940.767          7.20        6.84
                                   Total Return Bond Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477


LIMITED TERM TAX-FREE FUND
             I Shares              FIHABA                                    1,532,715.059         28.24       28.24
                                   Non-Discretionary Cash Acct
                                   Attn Jon Rutter
                                   PO Box 10523
                                   Lubbock, TX 79408

                                   Victoria & Co                               663,868.836         12.23       12.23
                                   c/o Regional Mutual Funds
                                   PO Box 6000
                                   San Antonio, TX 78286-7646

                                   EMSEG & Co                                  595,453.000         10.97       10.97
                                   Limited Term Tax Free Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                                1,753,257.638         32.30       32.30
                                   Limited Term Tax Free Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                                  759,336.828         13.99       13.99
                                   Limited Term Tax Free Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477




                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

TAX-FREE INCOME FUND
            A Shares               Norwest WealthBuilder                       283,525.342        7.40          0.86
                                   Reinvest Account
                                   733 Marquette Ave
                                   Minneapolis, MN 55479-0040

I Shares                           Dentru & Co                               7,650,475.013         27.46       23.32
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver, CO 80274

                                   FINABA                                    1,695,872.179          6.09        5.17
                                   Non-Discretionary Cash Acct
                                   Attn Jon Rutter
                                   PO Box 10523
                                   Lubbock, TX 79408

                                   EMSEG & Co                                2,991,785.112         10.74        9.12
                                   Tax Free Income I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                               12,145,369.987         43.60       37.02
                                   Tax Free Income Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                                2,094,448.257          7.52        6.38
                                   Tax Free Income Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

COLORADO TAX-FREE FUND
A Shares                            Norwest Investment Services,              576,171.628         16.44        7.48
                                   Inc.
                                   FBO 017357991
                                   Northstar Building East - 8th
                                   Floor
                                   608 Second Avenue South
                                   Minneapolis, MN 55479-0162

            I Shares               Dentru & Co                               3,076,770.798         92.27       39.95
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver, CO 80274



                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

MINNESOTA TAX-FREE FUND
            I Shares                 EMSEG & Co                                300,588.366         15.14        4.42
                                     Minnesota Tax Free I
                                     c/o Mutual Fund Processing
                                     PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                                  117,349.088          5.91        1.72
                                   Minnesota Tax Free I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                                  478,607.041         24.10        7.04
                                   Minnesota Tax Free I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                                1,069,236.870         53.85       15.72
                                   Minnesota Tax Free I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

VALUGROWTH STOCK FUND
            A Shares               WealthBuilder II Growth And                  61,332.807          6.01        0.27
                                   Income
                                   ValuGrowth Stock Fund
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

VALUGROWTH STOCK FUND
            I Shares               Dentru & Co                               3,160,584.713         14.56       13.69
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver, CO 80274

                                   Victoria & Co                             1,146,811.465          5.28        4.97
                                   c/o Regional Mutual Funds
                                   PO Box 6000
                                   San Antonio, TX 78286-9646



                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

VALUGROWTH STOCK FUND              EMSEG & Co                                2,703,893.522         12.45       11.71
        I Shares (cont.)           ValuGrowth Stock Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                               12,506,074.748         57.60       54.17
                                   ValuGrowth Stock Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

GROWTH EQUITY FUND
            A Shares               Norwest WealthBuilder                       191,406.805         32.76        0.68
                                   Reinvest Account
                                   733 Marquette Ave
                                   Minneapolis, MN 55479-0040

SMALL COMPANY STOCK FUND
            A Shares               Norwest WealthBuilder                       144,076.453         22.49        1.61
                                   Reinvest Account
                                   733 Marquette Ave
                                   Minneapolis, MN 55479-0040

            B Shares               Norwest Investment Services, Inc.            34,177.234          6.93        0.38
                                   FBO 731400141
                                   Northstar Building East - 8th
                                   Floor
                                   608 Second Avenue South
                                   Minneapolis, MN 55479-0162



            I Shares               Dentru & Co                               1,103,824.065         14.15       12.36
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver, CO 80274

                                   EMSEG & Co                                3,873,860.726         49.68       43.37
                                   Small Company Stock Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477



                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

SMALL COMPANY STOCK FUND           EMSEG & Co                                  945,101.317         12.12       10.58
        I Shares (cont.)           Small Company Stock Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                                1,041,262.497         13.35       11.66
                                   Small Company Stock Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477



INTERNATIONAL  FUND
            A Shares               Norwest WealthBuilder                        42,263.743         29.95        0.35
                                   Reinvest Account
                                   733 Marquette Ave
                                   Minneapolis, MN 55479-0040

                                   Wells Fargo Bank NA                          15,295.794         10.84        0.13
                                   Agnt Noggle Crat I Trust
                                   MAC 913-027
                                   Mutual Fund Transfer Unit
                                   26610 West Agoura Rd
                                   Calabasa, CA 91302

            B Shares               Norwest Investment Services, Inc.             9,936.114         10.52        0.08
                                   FBO 015097851
                                   Northstar Building East - 8th
                                   Floor
                                   608 Second Avenue South
                                   Minneapolis, MN 55479-0162

                                   Norwest Investment Services, Inc.             4,779.933          5.06         .04
                                   FBO 012957081
                                   Northstar Building East - 8th
                                   Floor
                                   608 Second Avenue South
                                   Minneapolis, MN 55479-0162




                                                                          SHARE BALANCE         % OF      % OF FUND
                                   NAME AND ADDRESS                                            CLASS

INTERNATIONAL  FUND                EMSEG & Co                               1,1220,273.442         10.18        9.98
             I Shares              International Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   EMSEG & Co                                8,156,430.569         68.03       66.72
                                   International Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477

                                   Dentru & Co                               1,183,127.346          9.87        9.68
                                   1740 Broadway Mail 8676
                                   Denver, CO 80274

DIVERSIFIED EQUITY FUND
            A Shares               Norwest Investment Svcs., Inc.               70,355.633          5.06
                                   FBO 019023601
                                   Northstar Building East-8th Fl.
                                   608 Second Ave. South
                                   Minneapolis, MN  55479-0162


                          APPENDIX C - PERFORMANCE DATA

TABLE 1 - MONEY MARKET FUND YIELDS

As of May 31, 1998, the seven day yield, seven day effective yield and, for Municipal Money Market Fund, the seven day tax equivalent yield, of each class of the Money Market Funds was as follows. For the tax-equivalent yield quotations, the assumed federal income tax rate is 39.6%.

                                               7 DAY        7 DAY EFFECTIVE   7 DAY TAX-EQUIV       7 DAY TAX-EQUIV
                                               YIELD             YIELD             YIELD           EFFECTIVE YIELD

CASH INVESTMENT FUND                           5.24%             5.37%              N/A                  N/A

READY CASH INVESTMENT FUND
     Investor Shares                           4.86%            4.97%^              N/A                  N/A
     Exchange Shares                           4.11%             4.19%              N/A                  N/A

U.S. GOVERNMENT FUND                           5.05%             5.18%              N/A                  N/A

TREASURY PLUS FUND                              N/A               N/A               N/A                  N/A

TREASURY FUND                                  4.77%             4.89%              N/A                  N/A

MUNICIPAL MONEY MARKET FUND
     Investor Shares                           3.21%             3.26%             5.31%                5.40%
     Institutional Shares                      3.41%             3.47%             5.65%                5.75%



TABLE 2 - YIELDS

For the 30-day period ended May 31, 1998 the annualized yield and, where applicable, the tax equivalent yield of each class of the Fixed Income Funds, Balanced Funds and Equity Funds was as follows. For the tax-equivalent yield quotations, the assumed Federal income tax rate is 39.6%. In addition, for the tax-equivalent yields of the Colorado and Minnesota Tax-Free Funds, the assumed Colorado and Minnesota income tax rates are 5% and 8.5%, respectively.

                                                                                       TAX EQUIVALENT
                                                                          YIELD             YIELD
STABLE INCOME FUND
     A Shares                                                             5.60%               N/A
     ^ B Shares                                                           4.88%               N/A
     I Shares                                                             5.69%               N/A

LIMITED TERM GOVERNMENT INCOME FUND
     I Shares                                                             5.65%               N/A

INTERMEDIATE GOVERNMENT INCOME FUND
     A Shares                                                             5.27%               N/A
     B Shares                                                             4.75%               N/A
     I Shares                                                             5.50%               N/A

DIVERSIFIED BOND FUND
       I Shares                                                           5.67%               N/A


                                                                                       TAX EQUIVALENT
                                                                          YIELD             YIELD
INCOME FUND
     A Shares                                                              5.40%              N/A
     B Shares                                                              4.89%              N/A
     I Shares                                                              5.64%              N/A

TOTAL RETURN BOND FUND
     A Shares                                                              5.42%              N/A
     B Shares                                                              4.88%              N/A
     I Shares                                                              5.64%              N/A

LIMITED TERM TAX-FREE FUND
       I Shares                                                            4.11%              N/A

  TAX-FREE INCOME FUND
     A Shares                                                              4.98%            8.25%
     B Shares                                                              4.44%            7.35%
     I Shares                                                              5.19%            8.60%

COLORADO TAX-FREE FUND
     A Shares                                                              4.63%            8.07%
     B Shares                                                              4.07%            7.10%
     I Shares                                                              4.83%            8.42%

MINNESOTA INTERMEDIATE TAX-FREE FUND
     I Shares                                                              4.14%            7.49%

MINNESOTA TAX-FREE FUND
     A Shares                                                              4.47%            8.09%
     B Shares                                                              3.91%            7.08%
     I Shares                                                              4.66%            8.43%

STRATEGIC INCOME FUND
     I Shares                                                               N/A               N/A

MODERATE BALANCED FUND
     I Shares                                                               N/A               N/A

GROWTH BALANCED FUND
     I Shares                                                               N/A               N/A

AGGRESSIVE BALANCED-EQUITY FUND
     I Shares                                                              0.19%              N/A

DIVERSIFIED EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

GROWTH EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A


                                      C-2


                                                                                        TAX EQUIVALENT
                                                                          YIELD             YIELD

INDEX FUND
     I Shares                                                              1.61%              N/A

VALUGROWTH STOCK FUND
     A Shares                                                              0.66%              N/A
     B Shares                                                             -0.04%              N/A
     I Shares                                                              0.68%              N/A

INCOME EQUITY FUND
     A Shares                                                              1.53%              N/A
                                                                           =====
     B Shares                                                              0.87%              N/A
                                                                           =====
     I Shares                                                              1.63%              N/A
                                                                           =====

LARGE COMPANY GROWTH FUND
     I Shares                                                             -0.33%              N/A

DIVERSIFIED SMALL CAP FUND
     I Shares                                                             -0.42%              N/A

SMALL COMPANY STOCK FUND
     A Shares                                                             -0.49%              N/A
     B Shares                                                             -1.27%              N/A
     I Shares                                                             -0.51%              N/A

SMALL COMPANY GROWTH FUND
     I Shares                                                             -0.96%              N/A

SMALL CAP OPPORTUNITIES FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

CONTRARIAN STOCK FUND
     I Shares                                                              0.88%              N/A

INTERNATIONAL FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A


TABLE 3 - TOTAL RETURNS

The average annual total return of each class of each Fund for the periods ended ^ May 31, 1998 was as follows. For the money market funds, the yields shown in Table 1 more closely reflect the current earnings of each fund than the total return quotation. The actual dates of the commencement of each Fund's operations, or the commencement of the offering of each class' shares, is listed in the Fund's financial statements. The performance of the Funds marked with an asterisk (*) includes the performance of a collective investment fund or a common trust fund prior to its conversion into the Fund. (See "Performance and Advertising Data -- Multiclass, Collective Investment Fund, Common Trust Fund and Core-Gateway Performance.") Prior to 1989, the collective investment funds and common trust fund were valued on the calendar quarter; therefore the following chart does not reflect a Since Inception figure as of the fiscal year end for those funds adopting collective investment or common trust fund performance. Calendar quarter performance is available from the adviser.

                SEC STANDARDIZED RETURNS

                                       ONE YEAR  FIVE       TEN          SINCE
                                                   YEARS     YEARS     INCEPTION

CASH INVESTMENT FUND                      5.42%     4.85%     5.72%      5.80%
READY CASH INVESTMENT FUND
    Investor Shares                       5.07%     4.49%     5.38%      5.42%
    Exchange Shares                       4.29%     N/A       N/A        4.13%
U.S. GOVERNMENT FUND                      5.20%     4.68%     5.49%      5.55%
TREASURY FUND                             5.00%     4.47%     N/A        4.45%
MUNICIPAL MONEY MARKET FUND
    Investor Shares                       3.18%     2.96%     3.65%      3.68%
    Institutional Shares                  3.39%     3.15%     3.76%      3.78%
STABLE INCOME FUND
    A Shares                              4.74%     N/A       N/A        5.95%
    B Shares                              4.75%     N/A       N/A        5.06%
    I Shares                              6.28%     N/A       N/A        6.38%
LIMITED TERM GOVERNMENT INCOME FUND
    I Shares                             N/A        N/A       N/A        4.42%
INTERMEDIATE GOVERNMENT INCOME FUND*
    A Shares                              5.80%     4.15%     6.78%      7.47%
    B Shares                              7.38%     N/A       N/A        6.10%
    I Shares                             10.19%     5.00%     7.21%      7.75%
DIVERSIFIED BOND FUND*
    I Shares                             12.39%     6.22%     7.57%      8.50%
INCOME FUND
    A Shares                              7.97%     4.78%     7.83%      7.70%
    B Shares                              9.52%     N/A       N/A        4.63%
    I Shares                             12.35%     5.62%     8.26%      8.09%
TOTAL RETURN BOND FUND
    A Shares                              5.08%     N/A       N/A        5.09%
    B Shares                              6.64%     N/A       N/A        5.15%
    I Shares                              9.45%     N/A       N/A        6.10%
LIMITED TERM TAX-FREE FUND
    I Shares                              6.70%     N/A       N/A        8.27%
TAX-FREE INCOME FUND
    A Shares                              5.91%     5.93%     N/A        6.55%
    B Shares                              7.52%     N/A       N/A        5.83%
    I Shares                             10.22%     6.80%     N/A        7.04%
COLORADO TAX-FREE FUND
    A Shares                              5.56%     N/A       N/A        5.85%
    B Shares                              7.25%     N/A       N/A        5.93%
    I Shares                              9.97%     N/A       N/A        6.72%

                                        ONE YEAR     FIVE      TEN        SINCE
                                                    YEARS     YEARS    INCEPTION
MINNESOTA INTERMEDIATE TAX-FREE FUND*
    I Shares                               7.90%     5.72%     6.87%      6.30%
MINNESOTA TAX-FREE FUND
    A Shares                               5.33%     5.53%     7.00%      6.61%
    B Shares                               6.89%     N/A       N/A        5.43%
    I Shares                               9.71%     6.39%     7.44%      7.03%
STRATEGIC INCOME FUND*
    I Shares                              14.13%     9.25%     N/A        9.51%
MODERATE BALANCED FUND*
    I Shares                              17.04%    11.35%     N/A       11.29%
GROWTH BALANCED FUND*
    I Shares                              21.40%    14.57%     N/A       13.41%
AGGRESSIVE BALANCED
EQUITY FUND
    I Shares                              N/A        N/A       N/A      10.55%
INCOME EQUITY FUND*
    A Shares                              21.56%    19.15%     N/A       17.00%
    B Shares                              24.67%     N/A       N/A       23.60%
    I Shares                              28.61%    20.50%     N/A       17.72%
INDEX FUND*
    I Shares                              30.32%    21.44%    17.96%     15.62%
VALUGROWTH STOCK FUND
    A Shares                              14.48%    14.09%    14.56%     13.73%
    B Shares                              17.30%     N/A       N/A       15.08%
    I Shares                              21.18%    15.35%    15.19%     14.33%
DIVERSIFIED EQUITY FUND*
    A Shares                              19.16%    18.00%     N/A       16.85%
    B Shares                              22.13%     N/A       N/A       22.72%
    I Shares                              26.12%    19.34%     N/A       17.56%
GROWTH EQUITY FUND*
    A Shares                              15.82%    16.14%     N/A       15.97%
    B Shares                              18.63%     N/A       N/A       17.23%
    I Shares                              22.52%    17.45%     N/A       16.69%
LARGE COMPANY GROWTH FUND*
    I Shares                              32.29%    20.39%    18.97%     16.03%
DIVERSIFIED SMALL CAP FUND
    I Shares                              N/A        N/A       N/A       5.20%
SMALL COMPANY STOCK FUND
    A Shares                               2.14%     N/A       N/A       11.86%
    B Shares                               4.29%     N/A       N/A       12.14%
    I Shares                               8.12%     N/A       N/A       13.20%
SMALL COMPANY GROWTH FUND*
    I Shares                              22.38%    18.79%    20.76%     18.05%
SMALL CAP OPPORTUNITIES FUND
    A Shares                              15.26%     N/A       N/A       22.93%
    B Shares                              18.03%     N/A       N/A       20.85%
    I Shares                              21.95%     N/A       N/A       24.39%
CONTRARIAN STOCK FUND
    I Shares                               8.87%     N/A       N/A        9.85%
INTERNATIONAL FUND*
    A Shares                               5.09%    12.03%     9.10%      7.82%
    B Shares                               7.39%     N/A       N/A       11.26%
    I Shares                              11.19%    13.30%     9.72%      8.38%

NON STANDARDIZED RETURNS (WITHOUT A SALES LOAD)

                                                  CALENDAR
                             ONE MONTH   THREE     YEAR TO    ONE YEAR    THREE      FIVE      TEN        SINCE
                                         MONTHS     DATE                  YEARS      YEARS     YEARS     INCEPTION

CASH INVESTMENT FUND           0.45%      1.33%     2.20%       5.42%     5.38%      4.85%     5.72%      5.80%
READY CASH INVESTMENT FUND
    Investor Shares            0.41%      1.23%     2.06%       5.07%     5.04%      4.49%     5.38%      5.42%
    Exchange Shares            0.35%      1.04%     1.74%       4.29%     4.25%      N/A       N/A        4.13%
U.S. GOVERNMENT FUND           0.43%      1.27%     2.11%       5.20%     5.17%      4.68%     5.49%      5.55%
TREASURY FUND                  0.41%      1.24%     2.04%       5.00%     4.97%      4.47%     N/A        4.45%
MUNICIPAL MONEY MARKET FUND
    Investor Shares            0.27%      0.78%     1.27%       3.18%     3.19%      2.96%     3.65%      3.68%
    Institutional Shares       0.29%      0.84%     1.35%       3.39%     3.40%      3.15%     3.76%      3.78%
STABLE INCOME FUND
    A Shares                   0.35%      1.13%     2.23%       6.38%     6.08%      N/A       N/A        6.41%
    B Shares                   0.30%      0.86%     1.83%       5.50%     N/A        N/A       N/A        5.41%
    I Shares                   0.26%      1.04%     2.13%       6.28%     6.04%      N/A       N/A        6.38%
LIMITED TERM GOVERNMENT
INCOME FUND
    I Shares                   0.68%      1.52%     2.38%       N/A       N/A        N/A       N/A        N/A
INTERMEDIATE GOVERNMENT
INCOME FUND*
    A Shares                   0.95%      1.57%     2.78%       10.19%    6.62%      5.01%     7.21%      7.75%
    B Shares                   0.80%      1.38%     2.38%       9.38%     N/A        N/A       N/A        7.01%
    I Shares                   0.86%      1.48%     2.69%       10.19%    6.62%      5.00%     7.21%      7.75%
DIVERSIFIED BOND FUND*
    I Shares                   1.20%      1.81%     3.05%       12.39%    7.49%      6.22%     7.57%      8.50%
INCOME FUND
    A Shares                   1.35%      2.00%     3.04%       12.47%    7.20%      5.64%     8.26%      8.10%
    B Shares                   1.19%      1.81%     2.72%       11.52%    6.42%      N/A       N/A        4.63%
    I Shares                   1.35%      2.01%     3.04%       12.35%    7.20%      5.62%     8.26%      8.09%
TOTAL RETURN BOND FUND
    A Shares                   1.03%      1.84%     2.55%       9.46%     6.54%      N/A       N/A        6.07%
    B Shares                   0.96%      1.65%     2.23%       8.64%     5.82%      N/A       N/A        5.34%
    I Shares                   1.02%      1.73%     2.54%       9.45%     6.58%      N/A       N/A        6.10%
LIMITED TERM TAX-FREE FUND
    I Shares                   1.14%      1.12%     1.85%       6.70%     N/A        N/A       N/A        8.27%
TAX-FREE INCOME FUND
    A Shares                   2.27%      1.47%     2.20%       10.33%    8.00%      6.80%     N/A        7.04%
    B Shares                   2.20%      1.18%     1.89%       9.52%     7.20%      N/A       N/A        5.83%
    I Shares                   2.17%      1.38%     2.20%       10.22%    8.00%      6.80%     N/A        7.04%
COLORADO TAX-FREE FUND
    A Shares                   2.03%      1.15%     2.06%       9.96%     8.08%      N/A       N/A        6.72%
    B Shares                   1.97%      1.05%     1.74%       9.25%     7.31%      N/A       N/A        5.93%
    I Shares                   1.94%      1.15%     2.06%       9.97%     8.09%      N/A       N/A        6.72%

                                                  CALENDAR
                             ONE MONTH   THREE     YEAR TO    ONE YEAR    THREE      FIVE      TEN        SINCE
                                         MONTHS     DATE                  YEARS      YEARS     YEARS     INCEPTION
MINNESOTA INTERMEDIATE
TAX-FREE FUND*
    I Shares                   0.68%      1.52%     2.38%       N/A       N/A        N/A       N/A        N/A
MINNESOTA TAX-FREE FUND
    A Shares                   1.98%      1.30%     2.37%       9.71%     7.19%      6.39%     7.44%      7.03%
    B Shares                   1.91%      1.20%     2.05%       8.89%     6.43%      N/A       N/A        5.43%
    I Shares                   1.98%      1.30%     2.37%       9.71%     7.19%      6.39%     7.44%      7.03%
STRATEGIC INCOME FUND*
    I Shares                   0.20%      2.09%     4.88%       14.13%    11.26%     9.25%     N/A        9.51%
MODERATE BALANCED FUND*
    I Shares                   -0.39%     2.50%     6.78%       17.04%    14.28%     11.35%    N/A        11.29%
GROWTH BALANCED FUND*
    I Shares                   -1.02%     3.05%     9.06%       21.40%    18.95%     14.57%    0.00%      13.41%
INCOME EQUITY FUND*
    A Shares                   -1.46%     4.68%     11.85%      28.64%    26.42%     20.50%    N/A        17.72%
    B Shares                   -1.51%     4.49%     11.51%      27.67%    N/A        N/A       N/A        24.74%
    I Shares                   -1.46%     4.66%     11.85%      28.61%    26.41%     20.50%    N/A        17.72%
INDEX FUND*
    I Shares                   -1.76%     4.27%     12.99%      30.32%    28.88%     21.44%    17.96%     15.62%
VALUGROWTH STOCK FUND
    A Shares                   -3.04%     1.75%     10.53%      21.15%    22.05%     15.41%    15.20%     14.35%
    B Shares                   -3.11%     1.58%     10.21%      20.30%    21.14%     N/A       N/A        15.32%
    I Shares                   -3.04%     1.79%     10.54%      21.18%    22.06%     15.35%    15.19%     14.33%
DIVERSIFIED EQUITY FUND*
    A Shares                   0.95%      1.57%     2.78%       10.19%    6.62%      5.01%     7.21%      7.75%
    B Shares                   0.80%      1.38%     2.38%       9.38%     N/A        N/A       N/A        7.01%
    I Shares                   0.86%      1.48%     2.69%       10.19%    6.62%      5.00%     7.21%      7.75%
GROWTH EQUITY FUND*
    A Shares                   -3.09%     2.29%     11.38%      22.55%    21.72%     17.46%    N/A        16.70%
    B Shares                   -3.16%     2.09%     11.03%      21.63%    N/A        N/A       N/A        18.44%
    I Shares                   -2.09%     3.68%     12.28%      26.12%    24.99%     19.34%    N/A        17.56%
LARGE COMPANY GROWTH FUND*
    I Shares                   -3.22%     1.86%     12.82%      32.29%    28.73%     20.39%    18.97%     16.03%
SMALL COMPANY STOCK FUND
    A Shares                   -7.69%     -4.76%    2.30%       8.07%     16.68%     N/A       N/A        13.30%
    B Shares                   -7.81%     -4.93%    1.94%       7.29%     15.83%     N/A       N/A        12.44%
    I Shares                   -7.73%     -4.71%    2.32%       8.12%     16.70%     N/A       N/A        13.20%
SMALL COMPANY GROWTH FUND*
    I Shares                   -8.05%     -2.74%    3.89%       22.38%    23.97%     18.79%    20.76%     18.05%
SMALL CAP OPPORTUNITIES FUND
    A Shares                   -5.14%     0.85%     5.50%       21.97%    28.99%     N/A       N/A        24.38%
    B Shares                   -5.16%     0.69%     5.19%       21.03%    N/A        N/A       N/A        22.57%
    I Shares                   -5.10%     0.90%     5.50%       21.95%    29.01%     N/A       N/A        24.39%
INTERNATIONAL FUND*
    A Shares                   0.80%      7.34%     17.09%      11.20%    12.32%     13.30%    9.72%      8.42%
    B Shares                   0.72%      7.14%     16.75%      10.39%    11.46%     N/A       N/A        11.79%
    I Shares                   0.76%      7.34%     17.08%      11.19%    12.29%     13.30%    9.72%      8.38%


                    APPENDIX D - OTHER ADVERTISEMENT MATTERS

From time to time, the sales material for the Funds may include a discussion of, and commentary by senior management of the Adviser on, the following.

The Trust may compare the Fund family against other bank-managed mutual funds or other investment companies based on asset size. The Adviser believes the Funds' growth may be attributed to three things: disciplined investment process, utilizing talented people and focusing on customer needs.

The Funds utilize a disciplined process which relies heavily upon its investment managers and an experienced investment research team. This approach maximizes consistency by ensuring that no individual manager's style unduly influences a fund's style.



NORWEST CORPORATION

1929 Northwestern National Bank and several upper midwest banks form a holding company called Northwestern National Bancorporation. "Banco" acquires 90 banks in its first year.

1932     At is peak, Banco owns a total of 139 affiliate banks.

1982     Banco enters the consumer  finance  business by acquiring  Dial Finance
         Company.

1983 The 87 affiliates of Banco are reborn as "Norwest Corporation."

1989 Norwest consolidates its operations in the new 57-story Norwest Center in downtown Minneapolis.

1997 Norwest reaches $50 billion in assets under management, including $19 billion in mutual funds.


NORWEST ADVANTAGE FUNDS

1946 Inception of the Common Trust Funds, the company's first pooled investment vehicles.

1987     Norwest introduces two new open-ended
         registered investment company funds
         (commonly known as mutual funds), called the Prime Value Funds. In less than one year, assets under management reach $500 million.

1992 The Norwest mutual fund family expands to 11 mutual funds. Assets under management grow to $3.2 billion.

1994 Conversion to Norwest Collective Funds (bank collective investment funds) into NORWEST ADVANTAGE FUNDS (mutual funds).

1998 NORWEST ADVANTAGE FUNDS family includes 41 mutual funds with over $20 billion in assets under management.




NORWEST CENTER
MINNEAPOLIS, MINNESOTA
DESIGNED BY WORLD-RENOWNED ARCHITECT CESAR PELLI, THE NORWEST CENTER WAS CONSTRUCTED IN 1988. SINCE THEN, IT HAS RECEIVED SEVERAL PRESTIGIOUS ARCHITECTURAL AWARDS, INCLUDING THE LARGE SCALE OFFICE AWARD OF EXCELLENCE, FROM THE URBAN LAND INSTITUTE (1989); THE NAIOP (MINNESOTA) AWARD FOR EXCELLENCE -- DOWNTOWN BUILDING OF THE YEAR (1989); THE BOMA (MINNEAPOLIS) OFFICE BUILDING OF THE YEAR, OVER 500,000 SQ. FT. (1993); AND THE BOMA (MIDWEST NORTHERN REGION) OFFICE BUILDING OF THE YEAR, OVER 500,000 SQ. FT. (1994). THE NORWEST CENTER IS LOCATED IN THE FINANCIAL DISTRICT OF MINNEAPOLIS AT 90 SOUTH SEVENTH STREET.

                            MASTERWORKS FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                               GROWTH STOCK FUND
                         SHORT-INTERMEDIATE TERM FUND

                                 JUNE 30, 1998


    MasterWorks Funds Inc. ("Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about two of the Company's funds-- GROWTH STOCK AND SHORT-INTERMEDIATE TERM FUNDS, (each, a "Fund" and collectively, the "Funds").

    Each of the Short-Intermediate Term and Growth Stock Funds seeks to achieve its investment objective by investing all of its assets in the Short-Intermediate Term and Growth Stock Master Portfolios (collectively, the "Master Portfolios") respectively, of Managed Series Investment Trust ("MSIT" at times, the "Trust"). Barclays Global Fund Advisors ("BGFA") serves as investment advisor to the corresponding Master Portfolios and Wells Fargo Bank, N.A. ("Wells Fargo Bank") serves as sub-adviser to the Growth Stock and Short-Intermediate Term Master Portfolios. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

    This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus, also dated June 30, 1998. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing MasterWorks Funds Inc., c/o Investors Bank & Trust Co., -- Transfer Agent,
P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956.

                                TABLE OF CONTENTS

      General Information................................................     1
      Investment Restrictions............................................     1
      Additional Permitted Investment Activities.........................     5
      Management.........................................................     9
      Purchase and Redemption of Shares..................................    15
      Determination of Net Asset Value...................................    16
      Taxes..............................................................    17
      Performance Information............................................    23
      Portfolio Transactions.............................................    26
      Capital Stock......................................................    28
      Other..............................................................    31
      Counsel............................................................    31
      Independent Auditors...............................................    31
      Financial Information..............................................    31
      SAI Appendix.......................................................   A-1
      Financial Statements...............................................   F-1

                               GENERAL INFORMATION

    The Company is a registered investment company which currently offers twelve series, including the Funds. MSIT is a registered investment company consisting of the Growth Stock and Short-Intermediate Term Master Portfolios. Each Fund invests all of its assets in the corresponding Master Portfolio of the Trusts (as illustrated below), which has the same or substantially the same investment objective as the related Fund.


      FUND                                   CORRESPONDING MASTER PORTFOLIO
      ----                                   ------------------------------
      Growth Stock Fund                      Growth Stock Master Portfolio
      Short-Intermediate Term Fund           Short-Intermediate Term Master Portfolio

    On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds
Inc."

                             INVESTMENT RESTRICTIONS

    Each Fund and Master Portfolio has adopted investment policies which may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Directors of the Company or the Trustees of the Trusts, as the case may be, at any time.

    FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds are subject to the following investment restrictions, all of which are fundamental policies.

    The Funds may not:

    (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities, and provided further, that a Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard for the limitations set forth in this paragraph;

    (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

    (3) purchase commodities or commodity contracts (including futures contracts), except that a Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Growth Stock Fund may enter into futures and options contracts in accordance with its respective investment policies;

    (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

    (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

    (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriter for purposes of this paragraph (6);

    (7) make investments for the purpose of exercising control or management; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (7);

    (8) borrow money or issue senior securities as defined in the 1940 Act, except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

    (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Growth Stock Fund may enter into futures and options contracts in accordance with its respective investment policies, and except that the Growth Stock Fund may purchase securities with put rights in order to maintain liquidity, and except that both Funds may invest up to 5% of their net assets in warrants in accordance with their investment policies stated below;

    (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of a Fund's, total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets a Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10); or

    (11) make loans, except that each Fund may purchase or hold debt instruments or lend their portfolio securities in accordance with their investment policies, and may enter into repurchase agreements.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds are subject to the following investment restrictions, all of which are non-fundamental policies.

    (1) The Funds may not, unless required by their investment strategy of replicating the composition of a published market index:

       (a) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

       (b) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the corresponding Master Portfolio of MSIT.

    (2) The Funds reserve the right to invest up to 15% of the current value of their net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities. However, this limit should not prevent a Fund from investing all of its assets in the corresponding Master Portfolio of MSIT.

    (3) The Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

    FUNDAMENTAL INVESTMENT RESTRICTIONS. The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

    The Master Portfolios may not:

    (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would be 25% or more of the current value of such Master Portfolio's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities;

    (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

    (3) purchase commodities or commodity contracts (including futures contracts), except that a Master Portfolio may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

    (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

    (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

    (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting;

    (7) make investments for the purpose of exercising control or management;

    (8) borrow money or issue senior securities as defined in the 1940 Act, except that each Master Portfolio may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

    (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Growth Stock Master Portfolio may purchase securities with put rights in order to maintain liquidity, and except that each Master Portfolio may invest up to 5% of its net assets in warrants in accordance with their investment policies stated below;

    (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of a Master Portfolio's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets such Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer; or

    (11) make loans, except that the Master Portfolios may purchase or hold debt instruments or lend their portfolio securities in accordance with their investment policies, and may enter into repurchase agreements.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Master Portfolios are subject to the following non-fundamental policies.

    (1) The Master Portfolios may not:

       (a) purchase or retain securities of any issuer if the officers or Trustees of MSIT or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

       (b) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

    (2) Each Master Portfolio reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities.

    (3) Each Master Portfolio may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the MSIT Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

    Repurchase Agreements. Each Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. A Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Master Portfolio. A Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Master Portfolio in connection with insolvency proceedings), it is the policy of each Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the 1940
Act.

    Floating- and Variable-Rate Obligations. Each Master Portfolio may purchase floating- and variable-rate obligations as described in the Prospectus. A Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Master Portfolio may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. Wells Fargo Bank, on behalf of each Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in a Master Portfolio's portfolio. A Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

    Unrated, Downgraded and Below Investment Grade Investments. A Master
    ----------------------------------------------------------
Portfolio may purchase instruments that are not rated if, in the opinion of the adviser, BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by such Master Portfolio. After purchase by a Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Portfolio. Neither event will require a sale of such security by a Master Portfolio provided that the amount of such securities held by a Master Portfolio does not exceed 5% of the Master Portfolio's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

    Because the Master Portfolios are not required to sell downgraded securities, and because the Growth Stock Master Portfolio is permitted to purchase securities that are rated below investment grade, or if unrated are of comparable quality, each Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

    Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Master Portfolio's shares.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.

    Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolios may incur additional expenses to seek recovery.

    Letters of Credit. Certain of the debt obligations (including municipal
    -----------------
securities, certificates of participation, commercial paper and other short-term obligations) which a Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of such Master Portfolio may be used for letter of credit-backed investments.

    Pass-Through Obligations. Certain of the debt obligations in which the
    ------------------------
Short-Intermediate Term Master Portfolio may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Master Portfolio investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Short-Intermediate Term Master Portfolio may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

    When-Issued Securities. Certain of the securities in which the Master
    ----------------------
Portfolios may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Master Portfolios only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Master Portfolios currently do not intend to invest more than 5% of its assets in when-issued securities during the coming year. Each Master Portfolio will establish a segregated account in which it will maintain cash or liquid, high-grade debt securities in an amount at least equal in value to the Master Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Master Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

    Loans of Portfolio Securities. The Master Portfolios may lend securities
    -----------------------------
from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Master Portfolio may receive as collateral will not become part of the Master Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolios will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Master Portfolio will be subject to termination at the Master Portfolio's or the borrower's option. A Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, BGFA, Wells Fargo Bank (the sub-adviser to the Master Portfolios) or the Distributor.

    Investment in Warrants. Each Master Portfolio may invest up to 5% of its net
    ----------------------
assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Master Portfolio may only purchase warrants on securities in which it may invest directly.

                                   MANAGEMENT

    Directors and Officers. The following information supplements and should be
    ----------------------
read in conjunction with the Prospectus section entitled "Management of the Funds". Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. Each of the Officers and Directors of the Company serve in the identical capacity as Officers and Trustees of the Trusts. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.

                                                                        PRINCIPAL OCCUPATIONS
  NAME, ADDRESS AND AGE                          POSITION               DURING PAST 5 YEARS
 -----------------------                        -----------             -------------------
Jack S. Euphrat, 75                            Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                            Director,                Executive Vice President of Stephens Inc.;
                                               Chairman and             President of Stephens Insurance Services
                                               President                Inc.; Senior Vice President of Stephens
                                                                        Sports Management Inc.; and President of
                                                                        Investors Brokerage Insurance Inc.


Thomas S. Goho, 55                             Director                 Associate Professor of Finance, Calloway
P.O. Box 7285                                                           School of Business and Accounting
Reynolda Station                                                        Wake Forest University, since 1982.
Winston-Salem, NC  27109

*W. Rodney Hughes, 71                          Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                           Director                 Chairman of Home Account Network, Inc.;
4 Beaufain Street                                                       Real Estate Developer; Chairman
Charleston, SC 29401                                                    of Renaissance Properties Ltd.;
                                                                        President of Morse Investment
                                                                        Corporation; and Co-Managing Partner
                                                                        of Main Street Ventures.

Richard H. Blank, Jr., 41                      Chief                    Vice President of Stephens Inc.;
                                               Operating                Director of Stephens Sports
                                               Officer,                 Management Inc.; and Director of
                                               Secretary and            Capo Inc.
                                               Treasurer

                               COMPENSATION TABLE
                   For the Fiscal Year Ended February 28, 1998

                                                                                          TOTAL COMPENSATION
                                                              AGGREGATE COMPENSATION      FROM REGISTRANT
NAME AND POSITION                                                 FROM REGISTRANT         AND FUND COMPLEX
- -----------------                                             ----------------------      ------------------
Jack S. Euphrat                                                   $    11,250                    $    11,250
  Director

*R. Greg Feltus                                                             0                              0
  Director

Thomas S. Goho                                                    $     11,250                   $    11,250
  Director

*Zoe Ann Hines/1/                                                            0                             0
  Director

*W. Rodney Hughes                                                 $     11,000                   $    11,000
  Director

Robert M. Joses/2/                                                $      1,000                   $     1,000
  Director

*J. Tucker Morse                                                  $     11,000                   $    11,000
  Director
- ---------------
/1/      Zoe Ann Hines retired as of January 28, 1998.
/2/      Robert M. Joses retired as of December 31, 1997.

    Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Master Investment Portfolio and MSIT are considered to be members of the same fund complex, as such term is defined in Form N-1A under the 1940 Act (the "BGFA Fund Complex"). Stagecoach Funds, Inc., Stagecoach Trust and Life & Annuity Trust together form a separate fund complex (the "Wells Fargo Fund Complex"). Prior to December 15, 1997, the Wells Fargo Fund Complex also included Overland Express Funds, Inc. and Master Investment Trust. On that date, Overland Express Funds, Inc. was consolidated with and into Stagecoach Funds, Inc. and Master Investment Trust was dissolved. Each of the Directors and the Officers of the Company serves in the identical capacity as Directors/Trustees and Officers of each registered open-end management investment company in both the BGFA and Wells Fargo Fund Complexes. The Directors are compensated by other companies and trusts within the fund complex for their services as Directors/Trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

    Master/Feeder Structure. Each Fund seeks to achieve its investment objective
    -----------------------
by investing all of its assets into the corresponding Master Portfolio of MSIT. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Trust itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Funds' and Master Portfolios' expenses and management.

    A Fund may withdraw its investment in a Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to its corresponding Master Portfolio.

    The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

    Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of the Trust's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. A Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of such Fund or the corresponding Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Funds' and the Master Portfolios' investment objectives and policies.

    Investment Adviser. Pursuant to an Investment Advisory Contract with each
    ------------------
Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. Pursuant to the Advisory Contracts, BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

    BGFA is entitled to receive monthly fees at the annual rate of 0.60% and 0.45% of the average daily net assets of the Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for its advisory services to such Master Portfolio.

    Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Master Portfolio's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

    The Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. Out of the fees that BGFA receives from the Master Portfolios, it pays Wells Fargo Bank, for its sub-advisory services, a percentage of each Master Portfolio's average daily net assets as agreed by BGFA and Wells Fargo Bank. BGFA is compensated for its custodial services to the Master Portfolio and the Funds out of the advisory fee from each Master Portfolio.

    For the period beginning March 1, 1995 and ended December 31, 1995, the corresponding Master Portfolio of each Fund paid to Wells Fargo Bank the advisory fees indicated below, without waivers:

                                                    3/1/95 - 12/31/95
           MASTER PORTFOLIO                            FEES PAID
           ----------------                         -----------------
           Growth Stock Master Portfolio               $ 662,204
           Short-Intermediate Term Master Portfolio    $  47,460

    For the period beginning January 1, 1996 and ended February 29, 1996 and for the fiscal year ended February 28, 1997, the corresponding Master Portfolio of each Fund paid to BGFA the advisory fees indicated below, without waivers:

                                                                    1/1/96 - 2/29/96          FYE 2/28/97
              MASTER PORTFOLIO                                         FEES PAID               FEES PAID
              ----------------                                         ---------               ---------
              Growth Stock Master Portfolio                            $ 164,817               $1,334,600
              Short-Intermediate Term Master Portfolio                 $   9,923               $   58,891

         For the fiscal year ended February 28, 1998, the corresponding Master Portfolio of each Fund paid to BGFA the advisory fees indicated below and BGFA waived the indicated amounts:

                                                                                  FYE 2/28/98
              MASTER PORTFOLIO                                         FEES PAID              FEES WAIVED
              ----------------                                         ---------              -----------
              Growth Stock Master Portfolio                            $1,309,435             $  45,153
              Short-Intermediate Term Master Portfolio                 $   50,170             $       0

    Investment Sub-Adviser. Effective January 1, 1996, the Master Portfolios,
    ----------------------
pursuant to separate investment sub-advisory contracts with Wells Fargo Bank, retained Wells Fargo Bank as its investment sub-adviser. Wells Fargo Bank is responsible for the day-to-day portfolio management of each MSIT Master Portfolio. The same Wells Fargo Bank investment professionals that previously managed the investment portfolio of each MSIT Master Portfolio will continue, subject to the overall supervision of BGFA, to manage each such Master Portfolio's investment portfolio. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of BGFA and the Trust, Wells Fargo Bank is responsible for investing and reinvesting each Master Portfolio's assets. In this regard, Wells Fargo Bank is responsible for implementing and monitoring the performance of the investment model employed with respect to each Master Portfolio, in accordance with the investment objective, policies and restrictions set forth in the Prospectus, and furnishes to BGFA periodic reports on the investment activity and performance of the Master Portfolios, and such additional reports and information as BGFA and the Trust's Board of Trustees and officers shall reasonably request. Wells Fargo Bank is entitled to receive from BGFA an amount equal to 0.15% and 0.10% of the average daily net assets of the Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for its sub-advisory services.

    For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal years ended February 28, 1997 and February 28, 1998, BGFA paid to Wells Fargo Bank the following sub-advisory fees for services provided to the corresponding Master Portfolio of each Fund, without waivers:


                                                  1/1/96 - 2/29/96            FYE 2/28/97           FYE 2/28/98
MASTER PORTFOLIO                                      FEES PAID                FEES PAID             FEES PAID
- ----------------                                  ----------------            -----------           -----------
Growth Stock Master Portfolio                          $41,297                  $332,700              $337,502
Short-Intermediate Term Master Portfolio               $12,801                  $ 13,020              $ 11,102

    Co-Administrators. The Company has engaged Stephens Inc. ("Stephens") and
    -----------------
Barclays Global Investors, N.A. ("BGI") to provide certain administration services to the Funds. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administration services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Company together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's investment adviser. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

    In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees, and expenses of printing and preparing prospectuses, SAIs and other Fund materials. For providing such services, Stephens and BGI, in the aggregate, are entitled to 0.18% of the average daily net assets of each of the Growth Stock and Short-Intermediate Term Funds. Effective October 21, 1996, BGI contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services. Prior to October 21, 1996, Stephens served as sole administrator to the Funds.

    For the fiscal years ended February 29, 1996 and February 28, 1997, the Funds paid administration and co-administration fees to Stephens as follows:


     FUND                                    FYE 2/29/96        FYE 2/28/97
     ----                                    -----------        -----------
     Growth Stock Fund                         $  68,886          $149,995
     Short-Intermediate Term Fund              $   6,381          $  8,685

    For the period beginning October 21, 1996 and ended February 28, 1997, the Funds paid co-administration fees to BGI as follows:

      FUND                                         10/21/96 - 2/28/97
      ----                                         ------------------
      Growth Stock Fund                                 $69,346
      Short-Intermediate Term Fund                      $ 3,817

    For the fiscal year ended February 28, 1998, the Funds paid co-administration fees jointly to Stephens and BGI as follows:


      FUND                                            FYE 2/28/98
      ----                                            -----------
      Growth Stock                                      $405,996
      Short-Intermediate                                $ 20,045

    Distributor. Stephens acts as the exclusive distributor of each Fund's
    -----------
shares pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Company on behalf of the Funds. Shares are sold on a continuous basis by Stephens as agent, although Stephens is not obligated to sell any particular amount of shares. No compensation is payable by the Company to Stephens for its distribution services. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Agreement with the Adviser discussed above.

    Shareholder Servicing Plan. Each of the Funds has adopted a Shareholder
    --------------------------
Servicing Plan (each a "Servicing Plan" and collectively the "Servicing Plans"). Under each Servicing Plan and pursuant to each Servicing Agreement, a Fund may pay one or more servicing agents, as compensation for performing certain services, monthly fees at the annual rate of up to 0.10% of the average daily net assets of the Short-Intermediate Term and Growth Stock Funds. Payments to a servicing agent by a Fund will be based upon the average daily net assets of the shares of the Fund owned of record by the servicing agent on behalf of customers, or by its customers directly, during the period for which payment is made.

    The Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. The Servicing Agreement may be terminated automatically if assigned, or may be terminated at any time not more than 60 days' nor less than 30 day's after notice, by a vote of a majority of the Disinterested Directors or by a vote of the majority of the outstanding voting securities of the Shares of a Fund of the Company or the affected Fund(s). The Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the Company's Board of Directors, including a majority of the Disinterested Directors cast at a meeting called for that specific purpose.

    The Servicing Plans require that the servicing agent shall provide to the Treasurer of the Company, at least quarterly, a written report of the amounts expended by the servicing agent (and purposes therefor) under each Servicing Plan, and shall provide to the Company's Board of Directors such information as may reasonably be necessary to an informed determination of whether the Agreement shall be implemented or continued.

    For the fiscal year ended February 28, 1997,/1/ the Funds paid shareholder servicing fees as follows and the indicated amounts were waived:


                                                                                   FEES              FEES
     FUND                                                                          PAID             WAIVED
     ----                                                                          ----             ------
     Growth Stock Fund                                                          $139,134           $112,482
     Short-Intermediate Term Fund                                               $  8,448           $  8,448

- ---------------

/1/ Beginning October 21, 1996, shareholder servicing fees were paid out of co-administration fees.

    Custodian. IBT, concurrent with its appointment as sub-administrator for the
    ---------
Funds on October 21, 1996, also has been retained as custodian to each Fund and Master Portfolio and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. IBT is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Funds. Prior to October 21, 1996, BGI served as custodian to the Funds and was not entitled to receive a fee. For the fiscal year ended February 28, 1998, the Funds did not pay any custody fees.

    Transfer and Dividend Disbursing Agent. IBT has been retained to act as the
    --------------------------------------
transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee computed on the basis of the number of shareholder accounts that it maintains for the Funds and to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. The annual maintenance fee is paid as follows:

                                                        ANNUAL FEE
                                                        ----------
     Up to 200 accounts*                          $6,000 per feeder/class
     From 201 to 250 accounts                     $8,500 per feeder/class
     Over 250 accounts                            $10,000 per feeder/class

- ---------------

* Defined as each account that is set up for an individual or plan sponsor on a fund by fund basis.

    In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies which the Company specifically orders or requires IBT to order.

    Prior to March 2, 1998, Wells Fargo Bank served as transfer and dividend disbursing agent to the Funds, and was entitled to receive a monthly fee at an annual rate of 0.03% of the average daily net assets of each Fund for such services.

                        PURCHASE AND REDEMPTION OF SHARES

    Terms of Purchase. The Funds are generally open Monday through Friday and
    -----------------
are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s. Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

    Payment for shares of a Fund may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

    Suspension of Redemptions. Under the 1940 Act, a Fund may suspend the right
    -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

    The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

    In addition, the Company may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

    Net asset value per share for a Fund is determined on each day the Fund is open for trading. Each Fund's investment in the corresponding Master Portfolio of the Trusts are valued at the net asset value of such Master Portfolio' shares.

    Because the Master Portfolios are closed on certain days when the NYSE is open for business, shareholders would not be able to redeem their shares on certain days when there may be significant changes in the value of a Master Portfolio's portfolio securities.

    Master Portfolio securities for which market quotations are available are valued at latest prices. Securities of a Master Portfolio for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost with cost being the value of the security on the preceding day (61st day). Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by an independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities shall be determined in accordance with the applicable procedures, as described above, for the purpose of determining the adequacy of collateral. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by MSIT's Board of Trustees and in accordance with procedures adopted by the Trustees.

                                     TAXES

    The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

    General. The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied individually to each Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

    Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

    The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income(which, for this purpose includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

    In addition, a regulated investment company must, in general, derive less than 30% of its gross income for a taxable year from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

    Each Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in a Master Portfolio. Under the Code, each Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the corresponding Fund (and the Master Portfolio's other investors) in proportion to each Fund's ownership interest in the Master Portfolio. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any interest, dividends or gains, the corresponding Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of interest, dividends, gains or losses without a corresponding distribution.

    Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

    Taxation of Master Portfolio Investments. Except as otherwise provided herein, gains and losses realized by a Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

    Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

    If an option granted by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option granted by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

    Under Section 1256 of the Code, a Master Portfolio will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed non-equity options. In this regard,
Section 1256 contracts will be deemed to have been sold at market value. Under
Section 1256 of the Code, sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

    Under Section 988 of the Code, a Master Portfolio will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Master Portfolios will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact to the Funds and their shareholders.

    Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by a regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

    If a Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

    If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Master Portfolio may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Master Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Master Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Master Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Master Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Master Portfolio will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if it makes the available election.

    Foreign Taxes. Income and dividends received by a Fund (through a Master Portfolio) from foreign securities and gains realized by the Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

    Capital Gain Distributions. Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

    The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers generally were taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers generally are now taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months, and a maximum rate of 25% for certain gains attributable to the sale of real property. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

    Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The IRS has published a notice applicable to pass-through entities until regulations are promulgated. Pursuant to the notice, each Fund is permitted (but not required) to designate the portion of its capital gain distributions, if any, to which the 28%, 25% and 20% rates described in the preceding paragraph apply, based on the net amount of each class of capital gain realized by the Fund determined as if the Fund is a noncorporate taxpayer. Noncorporate shareholders of the Funds may therefore qualify for the reduced rate of tax on capital gain distributions paid by the Funds.

    Disposition of Fund Shares. A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

    If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

    If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

    Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Obviously, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

    Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that his or her taxpayer identification number ("TIN"), which usually is his or her social security number, provided to the Company is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit against the shareholder's federal income tax liability, if any, or otherwise will be refundable. An investor must provide a valid TIN to the Company upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) generally are not subject to backup withholding.

    Corporate Shareholders. Corporate shareholders of the Funds may be eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

    Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain generally are not subject to federal income tax withholding.

    New Regulations. On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations generally will be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions paid to foreign shareholders which is subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the application to them of the New Regulations.

    Other Matters. Investors should be aware that the investments to be made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

    The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                             PERFORMANCE INFORMATION

    As indicated in the Prospectus, the Funds may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV. In addition, as indicated in the Prospectus, the Funds, at times, also may calculate total return based on net asset value per share (rather than the public offering price) in which case the figures would not reflect the effect of any sales charge that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed provided that total return data derived pursuant to the calculation described above also are presented.

The average annual total returns on the Funds from July 2, 1993 (commencement of operations) to February 28, 1998 and for the fiscal year ended February 28, 1998 were as follows:


                                                     COMMENCEMENT
                                                       THROUGH
FUND                                                   2/28/98                              FYE 2/28/98
- ----                                                   -------                              -----------
Growth Stock Fund                                      16.20%                                 21.61%
Short-Intermediate Term Fund                            5.34%                                  8.51%

    The cumulative total returns on the Funds from July 2, 1993 (commencement of operations) to February 28, 1998 were as follows:

                                  COMMENCEMENT
                                     THROUGH
FUND                                 2/28/98
- ----                              ------------
Growth Stock Fund                    101.30%
Short-Intermediate Term Fund          27.46%

    As indicated in the Prospectus the Short-Intermediate Term Fund may advertise certain yield information. As, and to the extent required by the SEC, yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(((a-b)/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

    The yield of the Short-Intermediate Term Fund for the 30-day period ended February 28, 1998 was 5.65%.

    Generally. The yield for a Fund fluctuates from time to time, unlike bank
    ---------
deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

    Yield information for a Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. A Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

    In addition, investors should recognize that changes in the net asset values of shares of a Fund affect the yield of such Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of such Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

    Performance Comparisons. From time to time and only to the extent the
    -----------------------
comparison is appropriate for a Fund, the Company may quote the performance of a Fund in advertising and other types of literature and may compare the performance of a Fund to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

    The performance information for the Short-Intermediate Term Fund also may be compared, in reports and promotional literature, to the Consumer Price Index, the Salomon One Year Treasury Benchmark Index, Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacker Investment Management Indices, Salomon Brothers High Grade Bond Index, Lipper General Bond Fund Average, Lipper Intermediate Investment Grade Debt Fund Average, Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, and Lehman Brothers Long-Term High Quality Government/Corporate Bond Index. The performance information for the Short-Intermediate Term Fund and the Bond Index Fund also may be compared to the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), or to other indices of bonds, stocks, or government securities, or by other services, companies, publications, or persons who monitor mutual funds on overall performance or other criteria, but not to money market mutual funds.

    Performance information for the Growth Stock Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond Index, Lehman Brothers Treasury Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

    The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

    In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolios' investment adviser, sub-investment adviser or their affiliates.

    A Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. A

Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

    Other Advertising Items. The Company may discuss in advertising and other
    -----------------------
types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. The Company also may include from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.


                             PORTFOLIO TRANSACTIONS

    Since each Fund invests all of its assets in a corresponding Master Portfolio of MSIT, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

    Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens, Barclays Global Investors Services or Wells Fargo Securities Inc. In the over- the-counter-market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

    Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

    Under the 1940 Act, persons affiliated with a Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo

Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MSIT's Board of Trustees.

    A Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by Board of Trustees, BGFA and Wells Fargo Bank are responsible for each Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA and Wells Fargo Bank generally seek reasonably competitive spreads or commissions.

    In assessing the best overall terms available for any transaction, BGFA and Wells Fargo Bank each consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. Wells Fargo Bank may cause the Master Portfolios to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

    Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. MSIT's Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

    Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

    Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to each Master Portfolio's investment program. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MSIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

    The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Master Portfolios by improving the quality of Wells Fargo Bank's investment advice.

    Portfolio Turnover. The portfolio turnover rates for the Short-Intermediate
    ------------------
Term and Growth Stock Master Portfolios generally are not expected to exceed 300% and 200%, respectively. The high portfolio turnover rates for the Master Portfolios may result in higher transaction (i.e., principal markup/markdown, brokerage, and other transaction) costs. The portfolio turnover rate will not be a limiting factor when BGFA or Wells Fargo Bank deem portfolio changes appropriate.

    Brokerage Commissions. For the fiscal years ended February 29, 1996,
    ---------------------
February 28, 1997 and February 28, 1998, the corresponding Master Portfolio of each Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

     MASTER PORTFOLIO                                  COMMISSIONS PAID
     ----------------                                  ----------------
                                          FYE 2/29/96     FYE 2/28/97     FYE 2/28/98
                                          -----------     -----------     -----------
     Growth Stock Master Portfolio         $355,046         $394,483       $494,115
     Short-Intermediate Term Master        $      0         $      0       $      0
     Portfolio

    Securities of Regular Broker/Dealers. As of February 28, 1998, the
    ------------------------------------
corresponding Master Portfolio of each Fund did not own any securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act.

                                 CAPITAL STOCK

    The Company, an open-end, management investment company, was incorporated in Maryland on October 15, 1992. The authorized capital stock of the Company consists of 12,100,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of twelve series of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds.

    All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

    The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

    Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

    Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

    MSIT is an open-end, series management investment companies organized as a Delaware business trust. MSIT was organized on October 28, 1993. In accordance with Delaware law and in connection with the tax treatment sought by the MSIT, MSIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MSIT's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MSIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MSIT itself was unable to meet its obligations.

    The Declaration of Trust further provides that obligations of MSIT are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

    The interests in each Master Portfolio of MSIT have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MSIT also intends to dispense with annual meetings, but is required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to a Company. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

    In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

    As of June 1, 1998, the shareholders identified below were known by the Company to own 5% or more of the indicated Fund's outstanding shares in the following capacity:

                                     NAME AND ADDRESS                              PERCENTAGE              NATURE OF
NAME OF FUND                          OF SHAREHOLDER                                 OF FUND               OWNERSHIP
- ------------                         ----------------                              ----------              ---------
Growth Stock Fund         Merrill Lynch Trust Co FSB                                  83.03%                Record
                          FBO Various 401 K Plans
                          P.O. Box 62000
                          San Francisco, CA 94162

                          Fidelity Investments Institutional                           9.33%                Record
                          Operations Co. (FIIOC) as agent for certain
                          employee benefit plans
                          100 Magellan Way KWIC
                          Covington, KY 41015

Short-Intermediate        Merrill Lynch Trust Co FSB                                  70.78%                Record
Term Fund                 FBO Various 401 K Plans
                          P.O. Box 62000
                          San Francisco, CA 94162

                          Merrill Lynch Pierce Fenner & Smith                        26.38%                 Record
                          For the sole benefit of its customers 4800 Deer Lake
                          Drive, East, 3rd Floor Jacksonville, FL 32246

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presume to control such Fund.

                                     OTHER

    The Registration Statement of MSIT and the Company, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

    Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006-1812, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP has been selected as the independent auditor for the Company and the Trusts. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

    The audited financial statements, including the portfolio of investments, and independent auditors' report for the fiscal year ended February 28, 1998 for the Funds and corresponding Master Portfolios are hereby incorporated by reference to the MasterWorks Funds Inc. Annual Report, as filed with the SEC on May 1, 1998. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                  SAI APPENDIX

    The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

CORPORATE BONDS

    Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers "1," "2" and "3" in each rating category from "Aa" through "Baa" in its rating system. The modifier "1" indicates that the security ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end.

    S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE COMMERCIAL PAPER

    Moody's: The highest rating for corporate commercial paper is "Prime-1". Issuers rated "Prime-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "Prime-2" "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

    S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Annual Report

MAY 31, 1998

INSTITUTIONAL FUNDS

[LOGO] NORWEST ADVANTAGE FUNDS-Registered Trademark-

FIXED INCOME FUNDS
- ------------------------------------
Stable Income Fund
Limited Term Government Income Fund
Intermediate Government Income Fund
Diversified Bond Fund
Income Fund
Total Return Bond Fund

TAX-FREE FIXED INCOME FUNDS
- ------------------------------------
Limited Term Tax-Free Fund
Tax-Free Income Fund
Colorado Tax-Free Fund
Minnesota Intermediate Tax-Free Fund
Minnesota Tax-Free Fund

BALANCED FUNDS
- ------------------------------------
Strategic Income Fund
Moderate Balanced Fund
Growth Balanced Fund
Aggressive Balanced-Equity Fund

EQUITY FUNDS
- ------------------------------------
Index Fund
Income Equity Fund
ValuGrowth-SM- Stock Fund
Diversified Equity Fund
Growth Equity Fund
Large Company Growth Fund
Diversified Small Cap Fund
Small Company Stock Fund
Small Cap Opportunities Fund
Small Company Growth Fund
Contrarian Stock Fund
International Fund

PERFORMA FUNDS
- ------------------------------------
Performa Strategic Value Bond Fund
Performa Disciplined Growth Fund
Performa Small Cap Value Fund
Performa Global Growth Fund


NOT FDIC INSURED.    NO BANK GUARANTEE.    MAY LOSE VALUE.

 TABLE OF CONTENTS                                                  MAY 31, 1998

- ------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
MESSAGE TO OUR SHAREHOLDERS...............................................    1
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA..........................    2
         Stable Income Fund...............................................    2
         Limited Term Government Income Fund..............................    3
         Intermediate Government Income Fund..............................    4
         Diversified Bond Fund............................................    5
         Income Fund......................................................    6
         Total Return Bond Fund...........................................    7
         Limited Term Tax-Free Fund.......................................    8
         Tax-Free Income Fund.............................................    9
         Colorado Tax-Free Fund...........................................   10
         Minnesota Intermediate Tax-Free Fund.............................   11
         Minnesota Tax-Free Fund..........................................   12
         Strategic Income Fund............................................   13
         Moderate Balanced Fund...........................................   14
         Growth Balanced Fund.............................................   15
         Aggressive Balanced-Equity Fund..................................   16
         Index Fund.......................................................   17
         Income Equity Fund...............................................   18
         ValuGrowth Stock Fund............................................   19
         Diversified Equity Fund..........................................   20
         Growth Equity Fund...............................................   21
         Large Company Growth Fund........................................   22
         Diversified Small Cap Fund.......................................   23
         Small Company Stock Fund.........................................   24
         Small Cap Opportunities Fund.....................................   25
         Small Company Growth Fund........................................   26
         International Fund...............................................   27
         Performa Strategic Value Bond Fund...............................   28
         Performa Disciplined Growth Fund.................................   29
         Performa Small Cap Value Fund....................................   30
         Performa Global Growth Fund......................................   31

                            NORWEST ADVANTAGE FUNDS
Independent Auditors' Report..............................................   33
Statements of Assets and Liabilities......................................   34
Statements of Operations..................................................   38
Statements of Changes in Net Assets.......................................   42
Financial Highlights......................................................   46
Notes to Financial Statements.............................................   57
Supplementary Information (Unaudited).....................................   65
Schedules of Investments..................................................   66
         Stable Income Fund...............................................   66
         Limited Term Government Income Fund..............................   66
         Intermediate Government Income Fund..............................   66
         Diversified Bond Fund............................................   67
         Income Fund......................................................   67
         Total Return Bond Fund...........................................   68
         Limited Term Tax-Free Fund.......................................   68
         Tax-Free Income Fund.............................................   71
         Colorado Tax-Free Fund...........................................   74
         Minnesota Intermediate Tax-Free Fund.............................   76
         Minnesota Tax-Free Fund..........................................   82
         Strategic Income Fund............................................   84
         Moderate Balanced Fund...........................................   85
         Growth Balanced Fund.............................................   85
         Aggressive Balanced-Equity Fund..................................   85
         Index Fund.......................................................   86
         Income Equity Fund...............................................   86
         ValuGrowth Stock Fund............................................   86
         Diversified Equity Fund..........................................   87
         Growth Equity Fund...............................................   87
         Large Company Growth Fund........................................   88

                                                                 [LOGO]

 TABLE OF CONTENTS (CONTINUED)                                      MAY 31, 1998

- ------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----

                      NORWEST ADVANTAGE FUNDS (CONTINUED)
         Diversified Small Cap Fund.......................................   88
         Small Company Stock Fund.........................................   88
         Small Cap Opportunities Fund.....................................   88
         Small Company Growth Fund........................................   88
         Contrarian Stock Fund............................................   88
         International Fund...............................................   89
         Notes to Schedules of Investments................................   90
                        NORWEST ADVANTAGE PERFORMA FUNDS
Independent Auditors' Report..............................................   94
Statements of Assets and Liabilities......................................   95
Statements of Operations..................................................   96
Statements of Changes in Net Assets.......................................   97
Financial Highlights......................................................   98
Notes to Financial Statements.............................................   99
Supplementary Information (Unaudited).....................................  101
Schedules of Investments..................................................  102
         Performa Strategic Value Bond Fund...............................  102
         Performa Disciplined Growth Fund.................................  102
         Performa Small Cap Value Fund....................................  102
         Performa Global Growth Fund......................................  102
                             CORE TRUST (DELAWARE)
Independent Auditors' Report..............................................  104
Report of Independent Accountants.........................................  105
Statements of Assets and Liabilities......................................  106
Statements of Operations..................................................  108
Statements of Changes in Net Assets.......................................  110
Financial Highlights......................................................  112
Notes to Financial Statements.............................................  113
Schedules of Investments..................................................  118
         Stable Income Portfolio..........................................  118
         Managed Fixed Income Portfolio...................................  119
         Positive Return Bond Portfolio...................................  121
         Strategic Value Bond Portfolio...................................  121
         Index Portfolio..................................................  123
         Income Equity Portfolio..........................................  129
         Disciplined Growth Portfolio.....................................  130
         Large Company Growth Portfolio...................................  131
         Small Cap Index Portfolio........................................  132
         Small Company Stock Portfolio....................................  140
         Small Cap Value Portfolio........................................  141
         Small Company Value Portfolio....................................  143
         Small Company Growth Portfolio...................................  144
         International Portfolio..........................................  146
         Notes to Schedules of Investments................................  149
                             SCHRODER CAPITAL FUNDS
Report of Independent Accountants.........................................  152
Statements of Assets and Liabilities......................................  153
Statements of Operations..................................................  154
Statements of Changes in Net Assets.......................................  155
Financial Highlights......................................................  156
Notes to Financial Statements.............................................  157
Schedules of Investments..................................................  160
         Schroder U.S. Smaller Companies Portfolio........................  160
         Schroder Global Growth Portfolio.................................  161
         Schroder EM Core Portfolio.......................................  163

                                                                 [LOGO]

 A MESSAGE TO OUR SHAREHOLDERS

- ------------------------------------------------------------------------------

                                                        July 21, 1998
           Dear Valued Shareholder,
               We are pleased to present the 1998 Annual Report for Norwest Advantage Funds. This report includes thirty-one of our thirty-nine Funds. Our five money market funds and three Wealthbuilder II Portfolios are reported separately.
               Norwest Advantage Funds experienced another year of
           significant growth, with net assets increasing from $14.7
           billion to $20.8 billion as of May 31, 1998. Our success can be partly attributed to the confidence and support of our shareholders generated by the continued positive performance of many of the Funds. Of course, we will continue to provide prudent management to maintain that confidence.
               Events in Southeast Asia dominated headlines during the past year. Asia's emerging markets were battered by a currency free fall that began in Thailand and swept across Malaysia, Indonesia, South Korea, Hong Kong and the Philippines, sparking a rout from which the region has not yet recovered. At the same time, Japan's economic and banking problems sent that country into a severe recession.
               While the U.S. economy has felt the impact of the Asian "flu", our financial markets have proved quite resilient. Indeed, the combination of low inflation, declining interest rates and strong consumer spending have helped our economy grow at a steady rate, with the S&P 500 Composite Stock Price Index climbing nearly 30% during the fiscal year ended May 31, 1998. Because underlying economic fundamentals in the U.S. remain solid, we are cautiously optimistic that our financial markets will continue to perform relatively well. Still, investors will experience volatile equity markets until Asian economies improve.
               One of the most significant effects of developments in Asia has been the historic "decoupling" of U.S. stock and bond markets. Deflationary forces, especially evident in commodity prices, have lowered our overall inflation rate to very near one percent. Therefore, concerns over Fed tightening have waned, once again.
               While the stock market has retreated from recent highs due to concerns over corporate earnings, the bond market has staged a remarkable rally in this environment. Interest rates on 30-year Treasury bonds have declined from 7 percent in May of last year to less than 6 percent currently, breaking through levels that many thought were impenetrable without evidence of an economic slowdown.
               Keep in mind that not all global markets are in turmoil. European markets have surged during the past year thanks to falling interest rates married with growing enthusiasm for the EURO. In fact, conversion to the EURO, which will be introduced January 1, 1999, has accelerated the movement toward greater competitiveness and free-market capitalism. As a result, Europe's market indices have climbed more than a third in the last year.
               Market volatility is always unnerving to investors. Yet volatility underscores the importance of two tried-and-true investment concepts: diversification to reduce risk and a long-term outlook to weather market fluctuations. To meet your investment needs and tolerance for risk, we offer a wide variety of mutual funds--including new funds we introduced this year--along with personalized service to help you achieve your goals. If you have questions or need information, please call us at 1-(800) 338-1348 or (612) 667-8833, option 2. Thank you for choosing Norwest Advantage Funds. We look forward to working with you in the future.
                                       Sincerely,
                                       /s/ John Y. Keffer
                                       John Y. Keffer,
                                         CHAIRMAN, NORWEST ADVANTAGE
                                         FUNDS

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA                   MAY 31, 1998

- ------------------------------------------------------------------------------
 STABLE INCOME FUND

THE STABLE INCOME FUND outperformed its benchmark, the Merrill One-Year T-Bill Index, for the fiscal year ended May 31, 1998 with a return of 6.28% versus 5.91%. In addition, the Stable Income Fund performed favorably versus its Lipper peer groups. The Lipper Ultra Short Category gained 5.73% while the Lipper Short Investment Grade Category rose 6.53%.

The Fund's performance can be attributed to the strong domestic economy. Continued economic growth and favorable news on inflation propelled interest rates lower during the year. Intermediate and long treasury bonds outperformed short treasuries as the yield curve flattened significantly. The yield on the two year Treasury Note decreased 0.67% while the yield on the 30-year Treasury Bond fell 1.11% during the fiscal year.

The Fund's positioning was largely unchanged throughout the course of the year. Spread sectors such as the corporate and asset backed markets endured a volatile year as troubles in the far east impacted risk premiums. The mortgage market enjoyed a phenomenal year in the face of a 115 basis point rally in interest rates during the past twelve months. Maturities and cash flows from our mortgage backed and ARM positions were reinvested in corporates, taxable municipals, asset backed securities and treasury notes. The Fund's duration was maintained at one year while earning our yield advantage versus the benchmark.

Fund strategy will continue to focus on selection of undervalued securities and sectors rather than interest rate forecasting. We essentially manage the Fund towards a targeted duration of one year. We attempt to outperform the benchmark by building in a yield advantage, relative to the benchmark, through an emphasis on corporate, mortgage-backed and asset-backed securities.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
        STABLE INCOME FUND VS. ONE-YEAR U.S. TREASURY BILL ("INDEX") AND
                MERRILL LYNCH TREASURY BILL 1 YEAR ("ML INDEX")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with two broad-based securities market indices. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Indices do not. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.


                           AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      ---------------------------------------------------------
                       A SHARES     B SHARES    I SHARES     INDEX    ML INDEX
                      -----------  -----------  ---------  ---------  ---------
ONE YEAR                    4.74%        4.75%       6.28%      5.91%      5.91%
SINCE INCEPTION             5.95%        5.06%       6.38%      6.13%      6.13%
INCEPTION DATE          11/11/94*     5/17/96    11/11/94   10/31/94   10/31/94
VALUE MAY 31, 1998       $12,288      $11,136     $12,463    $12,376    $12,376

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Fund    ML Index       Index
11/09/94   $10,000.00  $10,000.00  $10,000.00
May-95      10,450.00   10,428.46   10,428.46
May-96      11,038.06   11,011.63   11,011.69
May-97      11,727.14   11,684.85   11,684.84
May-98      12,463.00   12,375.82   12,375.94

* 5/2/96 was the inception date of Class A Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 LIMITED TERM GOVERNMENT INCOME FUND

This Fund commenced operations on October 1, 1997. From inception through May 31, 1998, an eight-month period, the Fund returned 4.42%. As of May 31, 1998, it has exceeded its benchmark, the Lipper Short Intermediate U.S. Government Average peer group for the calendar year-to-date, three-month and one month time periods.

After converting this Fund, we spent many months restructuring it, to enable it to compete effectively within its peer group. We built a mortgage position to improve the yield, and lengthened its maturity to provide better return from price appreciation.

We positioned the fund for a declining interest rate scenario, which turned out to be the correct strategy during the last eight months. This Fund is positioned around a three-year maturity, in which interest rates declined 0.32% from October 1, 1997 to May 31, 1998. Another strategy that added to performance was our limited use of callable securities, such as mortgages and callable agencies. Callable securities tend to hinder performance when interest rates decline.

As we enter our new fiscal year, we continue to be bullish on the bond market and expect interest rates to continue to decline. Therefore, we are not planning any major strategic changes to the fund structure in the upcoming months.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  LIMITED TERM GOVERNMENT INCOME FUND VS. MERRILL LYNCH 1 TO 3 YEAR GOVERNMENT
                                INDEX ("INDEX")
    AND LIPPER SHORT INTERMEDIATE U.S. GOVERNMENT AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                       TOTAL RETURN AS OF MAY 31, 1998
                      ---------------------------------
                                              LIPPER
                      I SHARES     INDEX     AVERAGE+
                      ---------  ---------  -----------
SINCE INCEPTION            4.42%     4.22%        4.20%
INCEPTION DATE          10/1/97    9/30/97     9/30/97
VALUE MAY 31, 1998      $10,442    $10,422     $10,420

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND     LIPPER AVERAGE      INDEX
09/30/97   $10,000.00       $10,000.00   $10,000.00
10/31/97    10,090.31        10,090.00    10,073.80
11/30/97    10,109.25        10,107.15    10,098.78
12/31/97    10,198.97        10,181.95    10,167.56
01/31/98    10,311.59        10,290.89    10,265.12
02/28/98    10,285.19        10,283.69    10,275.02
03/31/98    10,323.51        10,313.51    10,317.73
04/30/98    10,371.65        10,354.77    10,366.28
05/31/98    10,442.12        10,420.00    10,421.88

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT INCOME FUND

For the fiscal year ended May 31, 1998 the Fund completed another successful year of outperforming its benchmark, the Lipper Intermediate U.S. Government Average. The Fund's total return exceeded the benchmark total return by 88 basis points, returning 10.19% vs. 9.31%.

We positioned the Fund for a declining interest rate scenario, which turned out to be the correct strategy during the last twelve months. This Fund is positioned in the intermediate part of the yield curve, and interest rates declined 0.81% in the five year Treasury Note and 1.11% in the ten year Treasury Note during the fiscal year. The second strategy that added to performance was our limited use of callable securities, such as mortgages and callable agencies. Callable securities tend to hinder performance when interest rates decline.

In addition to strategies that are related to declining interest rates, we also structured our bond maturities to resemble more of a barbell, thus anticipating that the yield curve would flatten. This indeed was the case, as the two-year treasury note decreased 0.67% in yield during the fiscal year, while the ten-year decreased 1.11% in yield. When a longer bond decreases in yield more than a shorter bond, the yield curve flattens.

As we enter our new fiscal year, we continue to be bullish on the bond market and expect interest rates to continue to decline. Therefore, we are not planning any major strategic changes to the fund structure in the upcoming months.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
INTERMEDIATE GOVERNMENT INCOME FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT
                                     INDEX
   ("LEHMAN INDEX") AND LIPPER INTERMEDIATE U.S. GOVERNMENT AVERAGE ("LIPPER
                                   AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securites market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                            AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      ----------------------------------------------------------
                                                            LEHMAN      LIPPER
                      A SHARES    B SHARES     I SHARES*     INDEX     AVERAGE+
                      ---------  -----------  -----------  ---------  ----------
ONE YEAR                   5.80%       7.38%       10.19%      10.30%      9.31%
FIVE YEAR                  4.15%       N.A.         5.00%       6.77%      5.65%
TEN YEAR                   6.78%       N.A.         7.21%       8.50%      7.79%
SINCE INCEPTION            N.A.        6.10%        N.A.        N.A.        N.A.
INCEPTION DATE             N.A.**    5/17/96        N.A.        N.A.        N.A.
VALUE MAY 31, 1998      $19,279     $11,284      $20,081     $22,628     $21,181

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND      LEHMAN INDEX   LIPPER AVERAGE
05/31/88   $10,000.00      $10,000.00       $10,000.00
May-89      10,802.99       10,912.51        10,938.18
May-90      11,562.33       11,897.81        11,815.25
May-91      12,854.19       13,312.04        13,185.31
May-92      14,213.12       14,819.69        14,691.00
May-93      15,727.93       16,307.76        16,088.41
May-94      15,285.55       16,613.18        16,095.62
May-95      16,566.95       18,153.57        17,549.13
May-96      17,132.96       18,978.39        18,124.81
May-97      18,223.84       20,513.84        19,377.10
May-98      20,080.67       22,627.68        21,180.56

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

** 5/2/96 was the inception date of Class A Shares of the Fund; however performance information has been calculated using the inception date of the initial class of shares.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED. THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 DIVERSIFIED BOND FUND

For the fiscal year ended May 31, 1998, the Fund returned 12.39%. The Diversified Bond Fund is made up of three different fixed income styles: managed fixed income, positive return and strategic value. Bond management styles perform differently in various interest rate and economic environments. The managed fixed income style is a core approach that provides moderate levels of return in strong bond markets and a low level of volatility across long periods of time. The positive return style is designed to provide investors the ability to fully participate in a falling rate environment (strong bond market) while affording a cushion against losses in a rising rate environment. The strategic value style is an approach that takes advantage of undervalued sectors and higher yielding securities.

All three styles comprising the Fund performed well during the fiscal year. The core style, managed fixed income, rose 10.30%, while the strategic value style gained 6.90%. The positive return component, which is modeled to outperform in a rallying market by increasing its exposure to longer maturity bonds, gained 17.00% during the fiscal year.

The fiscal year proved to be a healthy environment for bonds. Continued economic growth and favorable news on inflation helped fuel a market rally. Bond yields declined significantly across the yield curve, with the yield on the 30-year Treasury Bond falling 1.11% during the fiscal year. The Lehman Brothers Intermediate Government/ Corporate Index, which is commonly used as a measure of the performance of intermediate maturity bonds, gained 8.82% during this period. These gains are reflected in the Fund's performance.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  DIVERSIFIED BOND FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE
                                     INDEX
("LEHMAN INDEX") AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT AVERAGE ("LIPPER
                                   AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                   AVERAGE ANNUAL TOTAL RETURN AS OF MAY
                                 31, 1998
                   -------------------------------------
                                  LEHMAN       LIPPER
                    I SHARES*      INDEX      AVERAGE+
                   -----------  -----------  -----------
ONE YEAR                12.39%        8.82%        9.86%
FIVE YEAR                6.22%        6.30%        6.32%
TEN YEAR                 7.57%        8.34%        8.27%
VALUE MAY 31,
 1998               $  20,764    $  22,296    $  22,141

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND      LEHMAN INDEX   LIPPER AVERAGE
05/31/88   $10,000.00      $10,000.00       $10,000.00
May-89      10,925.43       10,921.43        10,973.69
May-90      11,811.44       11,912.28        11,776.72
May-91      13,066.58       13,332.30        13,091.57
May-92      14,394.58       14,876.23        14,658.11
May-93      15,359.02       16,424.76        16,291.83
May-94      15,601.21       16,639.31        16,361.67
May-95      16,715.22       18,243.72        18,022.07
May-96      17,393.27       19,081.24        18,716.22
May-97      18,475.98       20,488.26        20,154.22
May-98      20,764.44       22,295.91        22,140.79

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 INCOME FUND

For the fiscal year ended May 31, 1998 the Fund completed another successful year of outperforming its benchmark, the Lipper Corporate Debt A- Rated average. The Fund's total return exceeded its benchmark total return by 150 basis points, returning 12.35% vs. 10.78%.

The Fund's performance is the result of two different strategies. We positioned the Fund for a declining interest rate scenario, which turned out to be the correct strategy during the last twelve months. This Fund is positioned around a ten-year maturity, in which interest rates declined 1.11% for the fiscal year on the 10-Year Treasury Note. The second strategy that added to performance was our limited use of callable securities, such as mortgages and callable agencies. Callable securities tend to hinder performance when interest rates decline.

In addition to strategies that are related to declining interest rates, we also structured our bond maturities to resemble more of a barbell, thus anticipating that the yield curve would flatten. This indeed was the case, as the two-year Treasury Note decreased 0.67% in yield for the fiscal year, while the thirty-year decreased 1.11% in yield. When a longer bond decreases in yield more than a shorter bond, the yield curve flattens.

As we enter our new fiscal year, we continue to be bullish on the bond market and expect interest rates to continue to decline. Therefore, we are not planning any major strategic changes to the fund structure in the upcoming months.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
    INCOME FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX ("LEHMAN INDEX I"), LEHMAN BROTHERS AGGREGATE INDEX ("LEHMAN INDEX II") AND
            LIPPER CORPORATE DEBT A-RATED AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with two broad-based securities market indices and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Indices do not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                  AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      ----------------------------------------------------------------------

                                                          LEHMAN      LEHMAN       LIPPER
                      A SHARES    B SHARES    I SHARES    INDEX I   INDEX II**    AVERAGE+
                      ---------  -----------  ---------  ---------  -----------  -----------
ONE YEAR                   7.97%       9.52%      12.35%      8.82%      10.91%       10.78%
FIVE YEAR                  4.78%       N.A.        5.62%      6.30%       7.08%        6.55%
TEN YEAR                   7.83%       N.A.        8.26%      8.34%       9.23%        8.73%
SINCE INCEPTION            N.A.        4.63%       N.A.       N.A.        N.A.         N.A.
INCEPTION DATE             N.A.      8/5/93        N.A.*      N.A.        N.A.         N.A.
VALUE MAY 31, 1998      $21,248     $12,444     $22,113    $22,296     $24,181      $23,104

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND      LEHMAN INDEX   LEHMAN INDEX II   LIPPER AVERAGE
05/31/88       $9,600         $10,000           $10,000          $10,000
May-89      10,442.58       10,921.43        $11,151.59        11,096.42
May-90      11,351.72       11,912.28         12,196.92        11,902.79
May-91      12,756.91       13,332.30         13,724.71        13,274.70
May-92      14,489.22       14,876.23         15,432.88        14,970.53
May-93      16,150.02       16,424.76         17,179.18        16,819.39
May-94      15,895.57       16,639.31         17,298.53        16,905.69
May-95      17,245.73       18,243.72         19,285.81        18,707.27
May-96      17,691.31       19,081.24         20,130.01        19,367.34
May-97      18,892.60       20,488.26         21,802.03        20,855.79
May-98      21,247.75       22,295.91         24,181.36        23,103.84

* 8/2/93 was the inception date of Class I Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.

** Because the fund includes asset backed securities and has a longer duration than reflected in Lehman Index I, Lehman Index II is a more suitable benchmark. For this reason, we have also included the comparison to Lehman Index II.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 TOTAL RETURN BOND FUND

For the fiscal year ended May 31, 1998, the Fund under-performed its benchmark, the Lipper Corporate Debt A- Rated Fund Average, with a return of 9.45% versus 10.78%. Prior to January 9, 1998, the Fund's investment decisions were based on an analysis of major changes in the direction of interest rates. After January 9, 1998, although investing in similar type securities, the Fund investment decisions are based on relative value as opposed to the prediction of interest rates. In general, particular emphasis is placed on higher current income instruments such as corporate bonds and mortgage/asset-backed securities in order to enhance returns. It is believed that this exposure enhances performance in varying economic and interest rate cycles while avoiding excessive risk concentrations.

The Fund's fiscal year 1998 performance reflects a strong domestic economy. Continued economic growth and favorable news on inflation propelled interest rates lower during the year. Intermediate and long treasury bonds outperformed short treasuries as the yield curve flattened significantly. The yield on the two year Treasury Note decreased 0.67% while the yield on the 30-year Treasury Bond fell 1.11% during the fiscal year. The Fund's performance was also impacted by spread sectors such as corporate and asset backed markets which endured a volatile year as troubles in the far east impacted risk premiums. The mortgage market enjoyed a phenomenal year in the face of a 115 basis point rally in interest rates during the past twelve months.

Going forward, the Fund's strategy will continue to focus on relative value as opposed to prediction of the direction of interest rates. Particular emphasis will be placed on higher current income instruments such as corporate bonds and mortgage/asset-backed securities in order to enhance returns. Strategic diversification will enhance performance in varying economic and interest rate cycles while avoiding excessive risk concentrations.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  TOTAL RETURN BOND FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE
                                     INDEX
 ("LEHMAN INDEX") AND LIPPER CORPORATE DEBT A- RATED AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                           AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      ---------------------------------------------------------
                                                          LEHMAN      LIPPER
                      A SHARES    B SHARES    I SHARES     INDEX     AVERAGE+
                      ---------  -----------  ---------  ---------  -----------
ONE YEAR                   5.08%       6.64%       9.45%      8.82%      10.78%
SINCE INCEPTION            5.09%       5.15%       6.10%      6.21%       6.19%
INCEPTION DATE         12/31/93    12/31/93    12/31/93   12/31/93    12/31/93
VALUE MAY 31, 1998      $12,114     $12,194     $12,634    $13,047     $13,036

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               FUND      LEHMAN INDEX   LIPPER AVERAGE    A SHARES    B SHARES
31-Dec-93   $10,000.00      $10,000.00       $10,000.00   $9,600.00  $10,000.00
May-94       $9,806.26       $9,737.19        $9,538.54   $9,413.01   $9,780.42
May-95      $10,731.01      $10,676.07       $10,555.03  $10,299.38  $10,620.53
May-96      $11,098.00      $11,166.18       $10,927.45  $10,650.54  $10,899.52
May-97      $11,869.05      $11,989.56       $11,767.26  $11,379.00  $11,582.77
May-98      $12,991.31      $13,047.38       $13,035.66  $12,455.37  $12,583.14

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.
THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.
THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 LIMITED TERM TAX-FREE FUND

For the fiscal year ended May 31, 1998 the Fund outperformed its benchmark, the Lipper Short Intermediate Municipal Debt average. The Fund's total return exceeded its benchmark total return by 141 basis points, returning 6.70% vs. 5.29%.

The Fund achieved its outstanding results this fiscal year primarily because the Fund managers remained focused on making investments in bonds which offered above average potential for return. Most of these opportunities were found in bonds which have call options and in bonds which offer a prudent level of credit risk. However, substantially all the Fund's assets remain invested in municipal securities that are rated within the top four grades by a nationally recognized rating securities organization.

The Fund's return was also impacted to a lessor extent by the fact that municipal bond interest rates declined approximately 50 basis points from the beginning of the fiscal year (June 1, 1997) through the end of 1997. Since January 1, 1998, rates have remained nearly unchanged after 5 months of narrow range-bound trading. However, because of the low risk profile of the Limited Term Fund, the fund did not achieve its outstanding performance by making significant directional interest rate bets.

It continues to be our goal to provide our shareholders a reliable dividend of tax-free income while managing interest rate risk and credit risk to a responsible level.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
   LIMITED TERM TAX-FREE FUND VS. LEHMAN 3 YEAR MUNICIPAL BOND INDEX ("LEHMAN
                                  INDEX") AND
      LIPPER SHORT INTERMEDIATE MUNICIPAL DEBT AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                       AVERAGE ANNUAL TOTAL RETURN AS OF
                                 MAY 31, 1998
                      -----------------------------------

                                    LEHMAN      LIPPER
                       I SHARES      INDEX     AVERAGE+
                      -----------  ---------  -----------
ONE YEAR                    6.70%       5.66%       5.29%
SINCE INCEPTION             8.27%       5.45%       4.98%
INCEPTION DATE           10/1/96     9/30/96     9/30/96
VALUE MAY 31, 1998       $11,415     $10,922     $10,842

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Fund    Lehman Index   Lipper Average
10/01/96   $10,000.00      $10,000.00       $10,000.00
10/31/96    10,387.14       10,070.00        10,065.00
11/30/96    10,536.75       10,163.65        10,163.64
12/31/96    10,515.16       10,168.73        10,158.56
01/31/97    10,555.28       10,213.48        10,190.05
02/28/97    10,621.12       10,263.52        10,244.05
03/31/97    10,566.34       10,210.15        10,178.49
04/30/97    10,616.42       10,254.05        10,216.15
05/31/97    10,698.74       10,337.11        10,296.86
06/30/97    10,780.21       10,398.10        10,362.76
07/31/97    10,977.15       10,521.84        10,490.22
08/31/97    10,906.22       10,500.80        10,460.85
09/30/97    10,999.06       10,576.40        10,530.94
10/31/97    11,072.12       10,622.94        10,572.01
11/30/97    11,102.17       10,653.74        10,602.67
12/31/97    11,207.96       10,726.19        10,676.89
01/31/98    11,282.21       10,781.97        10,745.22
02/28/98    11,288.81       10,819.70        10,757.04
03/31/98    11,331.12       10,837.01        10,772.10
04/30/98    11,286.51       10,821.84        10,744.09
05/31/98    11,415.19       10,922.48        10,841.86

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.
THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 TAX-FREE INCOME FUND

For the fiscal year ended May 31, 1998 the Fund outperformed its benchmark, the Lipper General Municipal Debt Average. The Fund's total return exceeded its benchmark total return by 101 basis points, returning 10.22% vs. 9.21%.

The Fund's return reflects the following strategy. The Tax-Free Income Fund has made significant investments in long duration bonds which offer significant appreciation potential in a falling interest rate environment. Municipal bond interest rates declined approximately 50 basis points from the beginning of the fiscal year (June 1, 1997) through the end of 1997. Since January 1, 1998, rates have remained nearly unchanged after 5 months of narrow range-bound trading. As a result, the Fund's longer duration investments have performed well enough to propel the Net Asset Value (NAV) of the Fund higher, resulting in total returns which are better than the average national tax exempt fund in the Lipper General Municipal Debt Average.

While anticipating, and being well positioned, for falling interest rates, the Fund has also made investments in mortgage backed securities and lower rated investment grade bonds which may offer less appreciation potential than long bonds. However, we feel these investments are warranted when the opportunity for above average yield and long term rates of return are likely to be achieved. These investments make a significant contribution towards helping the fund continue to pay a high dividend of tax-free income to our shareholders.

It continues to be our goal to provide our shareholders a reliable dividend of tax-free income while managing interest rate risk and credit risk to a responsible level.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
   TAX-FREE INCOME FUND VS. LEHMAN BROTHERS 10-YEAR MUNICIPAL INDEX ("LEHMAN
                                    INDEX")
          AND LIPPER GENERAL MUNICIPAL DEBT AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                            AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      ----------------------------------------------------------
                                                            LEHMAN      LIPPER
                       A SHARES    B SHARES    I SHARES     INDEX      AVERAGE+
                      ----------  ----------  ----------  ----------  ----------
ONE YEAR                   5.91%       7.52%      10.22%       9.27%       9.21%
FIVE YEAR                  5.93%       N.A.        6.80%       7.17%       5.93%
SINCE INCEPTION            6.55%       5.83%       7.04%       8.34%       7.29%
INCEPTION DATE           8/1/89      8/6/93      8/1/89*    7/31/89     7/31/89
VALUE MAY 31, 1998      $17,519     $13,126     $18,251     $20,303     $18,621

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      LEHMAN INDEX   LIPPER AVERAGE
8/1/89     $9,600.00      $10,000.00       $10,000.00
May-90     $9,945.87      $10,597.49       $10,330.39
May-91     10,857.32       11,698.16        11,318.72
May-92     11,688.57       12,785.29        12,448.95
May-93     12,607.90       14,359.04        13,961.81
May-94     12,826.99       14,845.95        14,159.00
May-95     13,907.64       16,179.16        15,300.14
May-96     14,643.21       17,176.28        15,841.98
May-97     15,878.36       18,580.75        17,050.85
May-98     17,518.88       20,303.30        18,621.10

* 8/2/93 was the inception date of Class I Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.
+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.
THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.
THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 COLORADO TAX-FREE FUND

For the fiscal year ended May 31, 1998 the Fund outperformed its benchmark, the Lipper Colorado Municipal Debt Average. The Fund's total return exceeded its benchmark total return by 51 basis points, returning 9.97% vs. 9.46%.

The Fund's return reflects the following strategy. The Norwest Colorado Tax-Free Fund has made significant investments in long duration bonds which offer significant appreciation potential in a falling interest rate environment. Municipal bond interest rates declined approximately 50 basis points from the beginning of the fiscal year (June 1, 1997) through the end of 1997. Since January 1, 1998, rates have remained nearly unchanged after 5 months of narrow range-bound trading. These investments have performed well enough to propel the Net Asset Value (NAV) of the fund higher, resulting in total returns which are better than the average Colorado tax exempt fund in the Lipper Colorado Municipal Debt Average.

While anticipating, and being well positioned, for falling interest rates, the Fund has also made investments in mortgage backed securities and lower rated investment grade bonds which may offer less appreciation potential than long bonds. However, we feel these investments are warranted when the opportunity for above average yield and long term rates of return are likely to be achieved. These investments make a significant contribution towards helping the fund continue to pay a high dividend of tax-free income to our shareholders.

It continues to be our goal to provide our shareholders a reliable dividend of tax-free income while managing interest rate risk and credit risk to a responsible level.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  COLORADO TAX-FREE FUND VS. LEHMAN BROTHERS 10-YEAR MUNICIPAL INDEX ("LEHMAN
                                    INDEX")
         AND LIPPER COLORADO MUNICIPAL DEBT AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                            AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      ----------------------------------------------------------

                                                            LEHMAN      LIPPER
                       A SHARES    B SHARES    I SHARES     INDEX      AVERAGE+
                      ----------  ----------  ----------  ----------  ----------
ONE YEAR                   5.56%       7.25%       9.97%       9.27%       9.46%
SINCE INCEPTION            5.85%       5.93%       6.72%       7.17%       6.17%
INCEPTION DATE           6/1/93      8/2/93      6/1/93*    5/31/93     5/31/93
VALUE MAY 31, 1998      $13,291     $13,215     $13,846     $14,140     $13,489

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND      LEHMAN INDEX   LIPPER AVERAGE
6/1/93      $9,600.00      $10,000.00       $10,000.00
May-94       9,794.06       10,339.09        10,192.73
May-95      10,526.09       11,267.58        10,997.42
May-96      11,089.34       11,962.00        11,467.77
May-97      12,087.08       12,940.10        12,323.28
May-98      13,290.90       14,139.73        13,489.34

* 8/23/93 was the inception date of Class I Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.
+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.
THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.
THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 MINNESOTA INTERMEDIATE TAX-FREE FUND

For the fiscal year ended May 31, 1998, the Fund achieved a total return of 7.90%, compared to a 7.01% return for the Lipper Other States Intermediate Municipal Debt Average.

Our expectation had been for interest rates to gradually decline and the Fund was positioned accordingly. Interest rates did not trend downward in a straight line but moved in a narrow trading range throughout the year. However, over the course of the entire year, long-term high grade municipal bonds moved lower by nearly one-half of one percent contributing to the Fund's good relative performance. The Fund was somewhat longer in duration than most funds in its Lipper peer group in a falling interest rate environment and therefore outperformed the average.

In managing the Fund, besides duration, we were also always mindful of convexity, which has recently been an important determinant of relative performance. We evaluate our holdings and prospective issues in terms of their upside price potential compared to their downside price risk given a change in interest rates. This Fund has a large segment of high coupon short maturity issues with very low price volatility. We have balanced these holdings with some longer duration issues that are sensitive to changes in interest rates. This has given the Fund good relative total return as well as a very attractive dividend yield given its duration profile. Over the past year, this structure has proven to perform very well in the kind of market environment that we have experienced, with interest rates fluctuating in a narrow trading range.

The Minnesota municipal market has had a fairly plentiful supply of bonds over the past year. For the 1998 calendar year to date, new issue totals are up 50% over last year. Similar to the national market, quality spreads in Minnesota are extremely narrow. Therefore, we have kept a very high quality profile in the Fund. Our cash position is 1-2% at the present time which is lower than the 3-5% that we normally keep in cash equivalents. However, this Fund has about 4% maturing within one year.

Our outlook for interest rates remains positive. Inflation appears to be quite non-threatening. The economic turmoil in Asia is likely to slow the US economy causing further declines in interest rates. For the time being, we will continue to keep our duration a bit longer than the peer group average with the expectation that falling interest rates will give the Fund good relative total return performance. At the same time we will continue to seek high current income exempt from Federal and Minnesota state income taxes.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
 MINNESOTA INTERMEDIATE TAX-FREE FUND VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX ("LEHMAN INDEX") AND OTHER STATE INTERMEDIATE MUNICIPAL DEBT AVERAGE ("LIPPER
                                   AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                            AVERAGE ANNUAL TOTAL RETURN
                                AS OF MAY 31, 1998
                      ---------------------------------------

                                      LEHMAN        LIPPER
                       I SHARES        INDEX       AVERAGE+
                      -----------  -------------  -----------
ONE YEAR                    7.90%         9.38%         7.01%
FIVE YEAR                   5.72%         6.73%         5.19%
TEN YEAR                    6.87%         8.41%         6.54%
VALUE MAY 31, 1998       $19,440       $22,430       $18,854

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND     LIPPER AVERAGE    LEHMAN INDEX
5/31/88    $10,000.00       $10,000.00     $ 10,000.00
May-89      10,870.38        10,628.26       11,150.88
May-90      11,646.78        11,306.93       11,966.98
May-91      12,658.47        12,290.92       13,173.17
May-92      13,574.30        13,321.77       14,466.36
May-93      14,718.64        14,637.14       16,196.73
May-94      15,168.16        15,001.78       16,596.66
May-95      16,250.44        16,026.65       18,108.04
May-96      16,942.40        16,618.32       18,935.70
May-97      18,021.60        17,619.53       20,505.66
May-98      19,440.21        18,854.18       22,429.65

Prior to October 1, 1997, Norwest Investment Management managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to the Fund. The performance for the Fund includes the performance of the predecessor common trust fund for periods before it became a mutual fund on October 1, 1997. The common trust fund performance was adjusted to reflect the Fund's 1997 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.
+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.
THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 MINNESOTA TAX-FREE FUND

For the fiscal year ended May 31, 1998, the Fund achieved a total return of 9.71%, compared to an 8.38% return for the Lipper Minnesota Muni Debt average.

Our expectation has been for interest rates to gradually decline and the Fund was positioned accordingly. Interest rates have not trended downward in a straight line but have moved in a narrow trading range throughout the year. However, over the course of the entire year long-term high grade municipal bonds moved lower by nearly one-half of one percent and that has contributed to the Fund's good relative performance. The Fund was somewhat longer in duration than most funds in its Lipper peer group in a falling interest rate environment and therefore outperformed the average.

In managing the Fund, besides duration we are also always mindful of convexity, which has recently been an important determinant of relative performance. We evaluate our holdings and prospective issues in terms of their upside price potential compared to their downside price risk given a change in interest rates in either direction. We try to minimize holdings with downside risk that exceeds the upside possibility.

The Minnesota municipal market has had a fairly plentiful supply of bonds over the past year. For the 1998 calendar year to date, new issue totals are up 50% over last year. Similar to the national market, quality spreads in Minnesota are extremely narrow. Therefore, we have kept a very high quality profile in the Fund. Our cash position is 1-2% at the present time which is lower than the 3-5% that we normally keep in cash equivalents.

Our outlook for interest rates remains positive. Inflation appears to be quite non-threatening. The economic turmoil in Asia is likely to slow the US economy causing further declines in interest rates. For the time being, we will continue to keep our duration a bit longer than the peer group average with the expectation that falling interest rates will give the Fund good relative total return performance. At the same time we will continue to seek high current income exempt from Federal and Minnesota state income taxes.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
      MINNESOTA TAX-FREE FUND VS. LEHMAN BROTHERS 10-YEAR MUNICIPAL INDEX ("LEHMAN INDEX") AND LIPPER MINNESOTA MUNICIPAL DEBT AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                               AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      -----------------------------------------------------------------

                                                                              LIPPER
                       A SHARES     B SHARES     I SHARES    LEHMAN INDEX    AVERAGE+
                      -----------  -----------  -----------  -------------  -----------
ONE YEAR                    5.33%        6.89%        9.71%         9.27%         8.38%
FIVE YEAR                   5.53%        N.A.         6.39%         7.17%         5.56%
TEN YEAR                    7.00%        N.A.         7.44%         8.63%         7.41%
SINCE INCEPTION             N.A.         5.43%        N.A.          N.A.          N.A.
INCEPTION DATE              N.A.       8/6/93         N.A.*         N.A.          N.A.
VALUE MAY 31, 1998       $19,685      $12,898      $20,504       $22,883       $20,453

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND      LEHMAN INDEX   LIPPER AVERAGE
5/31/88    $10,000.00      $10,000.00       $10,000.00
May-89      11,167.74       10,982.14        11,174.95
May-90      11,818.04       11,944.02        11,845.34
May-91      12,793.30       13,184.56        12,918.75
May-92      13,757.56       14,409.82        14,041.48
May-93      15,043.43       16,183.53        15,601.32
May-94      15,350.70       16,732.30        15,916.68
May-95      16,646.86       18,234.92        17,089.62
May-96      17,307.88       19,358.74        17,608.17
May-97      18,688.98       20,941.65        18,872.31
May-98      20,504.50       22,883.08        20,453.46

* 8/2/93 was the inception date of Class I Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 STRATEGIC INCOME FUND

This Fund, which has a 20% stock and 80% bond mix, posted a gain of 14.13% for the fiscal year ended May 31, 1998. Prior to October 1, 1997, the Fund was called the Conservative Balanced Fund and at that time had a 25% stock and 75% bond mix. We implemented the asset allocation and name changes to better position the Fund as a consistent total-return, income-oriented fund.

Fiscal year 1998 was a profitable one for investors in the domestic equity market. A healthy economy and benign inflation, which has displayed no signs of acceleration, coupled with sizable cash inflows into the market, have all helped fuel the continuing stock market rally. Large company stocks were the best performers during the fiscal year, with the S&P 500 Index of large cap stocks gaining 30.67%. Small cap stocks, represented by the Russell 2000 Index, also fared well, returning 21.25%.

The fiscal year also proved to be a healthy environment for bonds. Continued economic growth and favorable news on inflation helped fuel a market rally. Bond yields declined significantly across the yield curve, with the yield on the 30-year Treasury Bond falling 1.11% during the fiscal year. The Lehman Brothers Intermediate Government/Corporate Index, which is commonly used as a measure of the performance of intermediate maturity bonds, gained 8.82% during this period.

The diversified equity portfolio, which makes up 20% of the Fund's assets, had a solid fiscal year, returning 26.12%. This portfolio is comprised of large cap growth and value stocks, small company growth and value issues and non-U.S. stocks. The diversified bond style, comprising 55% of the Fund, turned in 12.39%; this portfolio consists of high quality U.S. government and agency bonds, corporate issues, as well as asset-backed and mortgage-backed instruments. The stable income component, at 15% of the assets, contributed 6.27%. This style invests in diversified, high quality, shorter maturity bonds. The short maturity investment segment, which is a money market portfolio, yielded approximately 5.42%; this represents 10% of the Fund. The diversified bond style, comprising 55% of the Fund, turned in 12.39%, while the stable income portion, at 15% of assets, contributed 6.27%. The short maturity investment segment yielded approximately 5.42%; this represents 10% of the Fund.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  STRATEGIC INCOME FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX"), LEHMAN
                                    BROTHERS
          INTERMEDIATE GOVERNMENT/CORPORATE INDEX ("LEHMAN INDEX") AND
                     FUND COMPOSITE BENCHMARK ("BENCHMARK")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with two broad-based securities market indices and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Indices do not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                        AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      --------------------------------------------------
                                                LEHMAN
                       I SHARES*   S&P INDEX     INDEX      BENCHMARK++
                      -----------  ---------  -----------  -------------
ONE YEAR                   14.13%      30.67%       8.82%        12.17%
FIVE YEAR                   9.25%      22.14%       6.30%         8.83%
SINCE INCEPTION             9.51%      18.05%       8.40%         9.36%
INCEPTION DATE            5/1/89     4/30/89     4/30/89       4/30/89
VALUE MAY 31, 1998     $  22,852   $  45,182   $  20,819     $  22,552

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND       LEHMAN INDEX    S&P INDEX    BENCHMARK
4/30/89     $10,000.00      $10,000.00   $10,000.00   $10,000.00
May-89       10,187.78       10,198.00    10,355.60    10,196.19
May-90       11,272.56       11,123.21    12,128.96    11,122.13
May-91       12,506.45       12,449.18    13,555.88    12,227.53
May-92       13,686.27       13,890.84    14,888.61    13,471.66
May-93       14,681.22       15,336.79    16,614.40    14,770.11
May-94       15,244.26       15,537.13    17,317.55    15,174.33
May-95       16,586.75       17,035.26    20,807.88    16,643.98
May-96       18,271.87       17,817.30    26,720.51    18,255.12
May-97       20,023.11       19,131.12    34,577.08    20,105.92
May-98       22,852.17       20,819.04    45,181.95    22,551.91

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

++ Composite benchmark represents the appropriate base allocation percentages applied to the Lipper Universe averages of the underlying component portfolios.

Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 MODERATE BALANCED FUND

This Fund, which has a 40% stock and 60% bond mix, gained 17.04% during the fiscal year ended May 31, 1998. Fiscal year 1998 was a profitable one for investors in the domestic equity market. A healthy economy and benign inflation, which has displayed no signs of acceleration, coupled with sizable cash inflows into the market, have all helped fuel the continuing stock market rally. Large company stocks were the best performers during the fiscal year, with the S&P 500 Index of large cap stocks gaining 30.67%. Small cap stocks, represented by the Russell 2000 Index, also fared well, returning 21.25%.

The fiscal year also proved to be a healthy environment for bonds. Continued economic growth and favorable news on inflation helped fuel a market rally. Bond yields declined significantly across the yield curve, with the yield on the 30-year Treasury Bond falling 1.11% during the fiscal year. The Lehman Brothers Intermediate Government/ Corporate Index, which is a commonly used as a measure of the performance of intermediate maturity bonds, gained 8.82% during this period.

The diversified bond style, comprising 45% of the Fund, turned in 12.39%; this portfolio consists of high quality U.S. government and agency bonds, corporate issues, as well as asset-backed and mortgage-backed instruments. The stable income style, at 15% of assets contributed 6.27% during the fiscal year. This style invests in diversified, high quality, shorter maturity bonds. The diversified equity style, which is 40% of the Fund's assets, had an excellent fiscal year, returning 26.12%. This portfolio is comprised of large cap growth and value stocks, small company growth and value issues and non-U.S. stocks.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  MODERATE BALANCED FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX"), LEHMAN
                                    BROTHERS
          INTERMEDIATE GOVERNMENT/CORPORATE INDEX ("LEHMAN INDEX") AND
                     FUND COMPOSITE BENCHMARK ("BENCHMARK")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with two broad-based securities market indices and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Indices do not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                        AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      --------------------------------------------------

                                                LEHMAN
                       I SHARES*   S&P INDEX     INDEX      BENCHMARK++
                      -----------  ---------  -----------  -------------
ONE YEAR                   17.04%      30.67%       8.82%        15.10%
FIVE YEAR                  11.35%      22.14%       6.30%        10.77%
SINCE INCEPTION            11.29%      18.05%       8.40%        10.72%
INCEPTION DATE            5/1/89     4/30/89     4/30/89       4/30/89
VALUE MAY 31, 1998     $  26,460   $  45,182   $  20,819     $  25,234

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Fund    Lehman Index    S&P Index    Benchmark
4/30/89     $10,000.00      $10,000.00   $10,000.00   $10,000.00
May/89       10,227.10       10,198.00    10,355.60    10,222.32
May/90       11,660.18       11,123.21    12,128.96    11,222.89
May/91       12,989.39       12,449.18    13,555.88    12,346.94
May/92       14,304.45       13,890.84    14,888.61    13,672.22
May/93       15,447.02       15,336.79    16,614.40    15,130.36
May/94       16,101.31       15,537.13    17,317.55    15,652.39
May/95       17,721.50       17,035.26    20,807.88    17,316.26
May/96       20,176.69       17,817.30    26,720.51    19,543.51
May/97       22,606.77       19,131.12    34,577.08    21,924.01
May/98       26,460.03       20,819.04    45,181.95    25,234.12

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

++ Composite benchmark represents the appropriate base allocation percentages applied to the Lipper Universe averages of the underlying component portfolios.

Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 GROWTH BALANCED FUND

The assets of the Fund consist of a 65% stock and 35% bond mix, and experienced a return of 21.40% during the fiscal period ended May 31, 1998. Fiscal year 1998 was a profitable one for investors in the domestic equity market. A healthy economy and benign inflation, which has displayed no signs of acceleration, coupled with sizable cash inflows into the market, have all helped fuel the continuing stock market rally. Large company stocks were the best performers during the fiscal year, with the S&P 500 Index of large cap stocks gaining 30.67%. Small cap stocks, represented by the Russell 2000 Index, also fared well, returning 21.25%. Returns in foreign equity markets were more volatile during the year. While European markets generally fared well, Asian markets performed quite poorly. The currency crisis that hit the developing Southeast Asian markets in late 1997 had a ripple effect, spreading to the more mature markets of the Pacific Rim as well. The MSCI EAFE Index of international stocks gained 11.11% during this period.

The fiscal year also proved to be a healthy environment for bonds. Continued economic growth and favorable news on inflation helped fuel a market rally. Bond yields declined significantly across the yield curve, with the yield on the 30-year Treasury Bond falling 1.11% during the fiscal year. The Lehman Brothers Intermediate Government/Corporate Index, which is commonly used as a measure of the performance of intermediate maturity bonds, gained 8.82% during this period.

The diversified equity component, which makes up 65% of the Fund's assets, performed extremely well during the fiscal year, gaining 26.12%. This component is comprised of large cap growth and value stocks, small company growth and value issues and non-U.S. stocks. The diversified bond style, comprising 35% of assets, returned 12.39%; this portfolio consists of high quality U.S. government and agency bonds, corporate issues, as well as asset-backed and mortgage-backed instruments.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
   GROWTH BALANCED FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX"), LEHMAN
                             BROTHERS INTERMEDIATE
     GOVERNMENT/CORPORATE INDEX ("LEHMAN INDEX"), FUND COMPOSITE BENCHMARK
                                 ("BENCHMARK")
              AND LIPPER BALANCED FUND AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with two broad-based securities market indices and two peer based averages. The Fund's total return includes operating expenses that reduce returns, while the total return of the Indices do not. The Lipper Averages do not include sales charges but do include management fees and expenses. The Lipper Averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                            AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      -----------------------------------------------------------
                                             LEHMAN                     LIPPER
                      I SHARES*  S&P INDEX    INDEX     BENCHMARK++    AVERAGE+
                      ---------  ---------  ---------  -------------  -----------
ONE YEAR                  21.40%     30.67%      8.82%       19.44%        19.29%
FIVE YEAR                 14.57%     22.14%      6.30%       13.85%        13.56%
SINCE INCEPTION           13.41%     18.05%      8.40%       12.80%        12.65%
INCEPTION DATE           5/1/89    4/30/89    4/30/89      4/30/89       4/30/89
VALUE MAY 31, 1998      $31,389    $20,819    $45,182      $29,894       $29,526

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Fund    Lehman Index    S&P Index    Benchmark   Lipper Average
4/30/89     $10,000.00      $10,000.00   $10,000.00   $10,000.00       $10,000.00
May-89       10,153.68       10,198.00    10,355.60    10,262.81        10,306.00
May-90       11,703.43       11,123.21    12,128.96    11,393.43        11,251.02
May-91       13,171.09       12,449.18    13,555.88    12,521.86        12,626.42
May-92       14,606.90       13,890.84    14,888.61    13,938.92        14,019.79
May-93       15,891.77       15,336.79    16,614.40    15,622.39        15,629.70
May-94       16,642.59       15,537.13    17,317.55    16,352.87        16,167.97
May-95       18,639.94       17,035.26    20,807.88    18,319.17        18,102.26
May-96       22,326.23       17,817.30    26,720.51    21,681.58        21,336.09
May-97       25,856.88       19,131.12    34,577.08    25,029.41        24,751.40
May-98       31,388.92       20,819.04    45,181.95    29,894.07        29,525.53

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

++ Composite benchmark represents the appropriate base allocation percentages applied to the Lipper Universe averages of the underlying component portfolios.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 AGGRESSIVE BALANCED-EQUITY FUND

THE AGGRESSIVE BALANCED-EQUITY FUND was launched on December 2, 1997. The assets of the Fund consist of an 80% stock and 20% bond mix, and experienced a return of 10.55% since its inception through May 31, 1998. Fiscal year 1998 was a profitable one for investors in the domestic equity market. A healthy economy and benign inflation, which has displayed no signs of acceleration, coupled with sizable cash inflows into the market, have all helped fuel the continuing stock market rally. Large company stocks were the best performers during the fiscal year, with the S&P 500 Index of large cap stocks gaining 30.67%. Small cap stocks, represented by the Russell 2000 Index, also fared well, returning 21.25%. Returns in foreign equity markets were more volatile during the year. While European markets generally fared well, Asian markets performed quite poorly. The currency crisis that hit the developing Southeast Asian markets in late 1997 had a ripple effect, spreading to the more mature markets of the Pacific Rim as well. The MSCI EAFE Index of international stocks gained 11.11% during this period.

The fiscal year also proved to be a healthy environment for bonds. Continued economic growth and favorable news on inflation helped fuel a market rally. Bond yields declined significantly across the yield curve, with the yield on the 30-year Treasury Bond falling 1.11% during the fiscal year. The Lehman Brothers Intermediate Government/ Corporate Index, which is commonly used as a measure of the performance of intermediate maturity bonds, gained 8.82% during this period.

The diversified equity component, which makes up 80% of the Fund's assets, is comprised of large cap growth and value stocks, small company growth and value issues and non-U.S. stocks. The diversified bond style, comprising 20% of assets, consists of high quality U.S. government and agency bonds, corporate issues, as well as asset-backed and mortgage-backed instruments.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
 AGGRESSIVE BALANCED-EQUITY FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX"),
  LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX ("LEHMAN INDEX") AND
                       LIPPER AGGRESSIVE BALANCED-EQUITY
               FUND WEIGHTED LIPPER PEER GROUP ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with two broad-based securities market indices and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Indices do not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                            TOTAL RETURN AS OF MAY 31, 1998
                      -------------------------------------------
                                             LEHMAN      LIPPER
                      I SHARES   S&P INDEX    INDEX     AVERAGE+
                      ---------  ---------  ---------  ----------
SINCE INCEPTION           10.55%     15.06%      3.64%     10.89%
INCEPTION DATE          12/2/97   11/30/97   11/30/97   11/30/97
VALUE MAY 31, 1998      $11,055    $11,506    $10,364    $11,089

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND     LIPPER AVERAGE    S&P INDEX     LEHMAN INDEX
11/30/97   $10,000.00       $10,000.00   $ 10,000.00     $ 10,000.00
12/31/97    10,013.29        10,134.16     10,171.74       10,079.94
01/31/98    10,143.46        10,204.77     10,284.24       10,212.01
02/28/98    10,704.21        10,760.16     11,025.94       10,204.23
03/31/98    11,084.71        11,174.60     11,590.58       10,237.01
04/30/98    11,224.90        11,260.24     11,707.18       10,288.30
05/31/98    11,054.67        11,088.77     11,505.93       10,363.76

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 INDEX FUND

During the fiscal year ended May 31, 1998, the Fund experienced a gain of 30.32%. Fiscal year 1998 was a profitable one for investors in the domestic equity market. A healthy economy and benign inflation, which has displayed no signs of acceleration, coupled with sizable cash inflows into the market, have all helped fuel the continuing stock market rally. Large company stocks were the best performers during the fiscal year, with the S&P 500 Index (the "Index") of large cap stocks gaining 30.67%.

The objective of the Index Fund is to replicate the return of the Index with a minimum of tracking error. To achieve this goal, the Fund is invested in all 500 securities that make up the Index and in the same weightings as in the Index. A small portion of the Fund's assets are kept in cash in order to handle redemptions and purchases without having to trade stocks. This minimizes transaction costs. On the down side, this can hurt performance; we reduce the drag of cash by hedging our cash position by investing in S&P 500 futures contracts, giving us, in effect, a 100% equity position. The result is a fund that very closely tracks the performance of the Index.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
          INDEX FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX") AND
      LIPPER STANDARD & POOR'S 500 INDEX OBJECT AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF MAY 31, 1998
                      -----------------------------------
                                      S&P       LIPPER
                       I SHARES*     INDEX     AVERAGE+
                      -----------  ---------  -----------
ONE YEAR                   30.32%      30.67%      29.88%
FIVE YEAR                  21.44%      22.14%      21.51%
TEN YEAR                   17.96%      18.59%      17.96%
VALUE MAY 31, 1998       $52,225     $55,045     $52,198

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND      S&P INDEX   LIPPER AVERAGE
5/31/88    $10,000.00   $10,000.00       $10,000.00
May/89      12,600.83    12,616.28        12,579.28
May/90      14,536.67    14,776.77        14,570.76
May/91      16,273.76    16,515.19        16,220.09
May/92      17,784.69    18,138.86        17,744.20
May/93      19,769.57    20,241.41        19,691.66
May/94      20,438.63    21,098.06        20,432.71
May/95      24,378.22    25,350.35        24,431.54
May/96      31,060.60    32,553.73        31,218.73
May/97      40,073.46    42,125.42        40,188.67
May/98      52,225.23    55,045.39        52,197.86

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 INCOME EQUITY FUND

During the fiscal year ended May 31, 1998, the Fund experienced a gain of 28.61%, out-performing the Lipper Equity Income average of 25.00%. The Income Equity Fund investment objective is to provide capital appreciation consistent with above-average dividend income by investing long-term in large capitalization, high quality companies. We believe the best way to accumulate wealth in the stock market is to fully participate in bull markets and preserve those gains in bear markets. During fiscal year 1998, the Fund boosted its gross dividend yield versus the S&P 500 to the highest relative yield since inception.

The Fund benefited from emphasis in the basic industries (led by DuPont), consumer cyclicals (led by Dayton Hudson), and consumer staples sectors (led by Sara Lee). The Fund also gained from its emphasis on large capitalization companies with strong franchises that have taken action to increase market share, cut costs, commit resources to higher margin businesses, and focus on enhancing shareholder value. These companies were found in numerous business sectors over this past year. DuPont, one of the Fund's top performers, was +42% for the fiscal year by focusing on growing its high growth life sciences business. Honeywell's chief executive, Michael Bonsignore, has been successful at growing sales at a 10% rate and earnings 20% over the past three years. McDonalds (+31%) has taken initiatives that should accelerate earnings growth. In addition, the Fund has benefited from investing in domestic companies with significant revenue generated from non-U.S. sources, particularly Europe. Fund holdings have not been significantly impacted by problems in South East Asia. We believe global economic growth potential is quite good, and the exposure to global economies should add value in the near term.

Over the course of the fiscal year, the Fund reduced its relative weighting in energy by selling a partial position in Schlumberger, and increased the weighting in consumer staples, particularly Pepsico, and consumer cyclicals, particularly J.C. Penney and McDonalds. In Energy, Schlumberger (+32%) has developed proprietary technology to enhance oil and gas recovery, pushing earnings per share up at a 20% plus annual rate. 3M believes that their new product entries, technology, and delivery capabilities are better now than at any time in the past 30 years. Earnings per share have been growing about 10% per year, in spite of being hurt by negative currency adjustments. The stock has excellent potential, but significantly lagged this past year with a return of only 3%. American Home Products gained 30% this past year on a 13% earnings per share increase and a recently announced merger with Monsanto. At fiscal year end May 1998, each of these companies had excellent earnings growth expectations, yet, as a group, they sell at a discount to the market. We believe that these companies have better growth prospects, higher dividend yield, and a better valuation based on a lower average P/E ratio.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
      INCOME EQUITY FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX") AND
                LIPPER EQUITY INCOME AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                             AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      -------------------------------------------------------------
                                                                S&P       LIPPER
                       A SHARES     B SHARES     I SHARES*     INDEX     AVERAGE+
                      -----------  -----------  -----------  ---------  -----------
ONE YEAR                   21.56%       24.67%       28.61%      30.67%      25.00%
FIVE YEAR                  19.15%        N.A.        20.50%      22.14%      17.73%
SINCE INCEPTION            17.00%       23.60%       17.72%      18.52%      14.93%
INCEPTION DATE           3/31/89**     5/2/96      3/31/89     3/31/89     3/31/89
VALUE MAY 31, 1998     $  42,228    $  15,555    $  44,676   $  47,525   $  35,844

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Fund    S&P Index   Lipper Average
3/31/89    $10,000.00   $10,000.00       $10,000.00
May-89      10,971.51    10,892.70        10,697.74
May-90      12,616.31    12,758.04        11,458.68
May-91      14,583.81    14,258.97        12,402.45
May-92      15,888.85    15,660.82        13,922.06
May-93      17,577.37    17,476.13        15,840.79
May-94      17,786.58    18,215.74        16,675.25
May-95      22,101.42    21,887.11        18,905.30
May-96      28,379.64    28,106.40        23,358.26
May-97      34,737.86    36,370.45        28,674.94
May-98      44,675.90    47,525.36        35,844.27

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

** 5/2/96 was the inception date of Class A Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 VALUGROWTH STOCK FUND

The ValuGrowth Stock Fund participated in the strong stock market advance during the fiscal year ending May 31, 1998. While the Fund delivered strong absolute returns, it under-performed relative to its peer group, trailing the Lipper Growth Average 21.18% versus 25.85%. The majority of the under-performance was attributable to our failure to keep up with a rally in smaller capitalization issues early in the year due to our bias toward large capitalization stocks. While large caps recovered during the next few months and out-performed for the year, specific stock performance and our underweight position in consumer cyclical stocks prevented us from recovering the prior period's under-performance. Value outperformed growth by a meaningful amount during the year, providing a head wind to those of us within the peer group with a growth bias. Our strongest core holdings included: EMC (+109%), Gentex (+81%), Cisco Systems (+70%), Ericsson (+57%) and State Street (+56%). Under-performers included: Intel (-13%), Kimberly-Clark (-1%), Thermo Electron (+4%), Consolidated Natural Gas (+8%), and Baxter International (+10%).

We have anticipated a slowdown in domestic economic activity for some time. Our conviction was strengthened as a result of the collapse in Southeast Asian economies and markets. Although we were clearly early, we remain convinced that the economy will slow, so we have positioned the portfolio accordingly. We reduced the economic sensitivity of the portfolio significantly during the past year. We cut our basic materials exposure in half. We reduced our capital goods exposure from a modest overweight to a modest underweight. We continue to underweight consumer cyclical stocks, which detracted considerably from performance during the past year due to the strength in consumer spending. We added to our consumer staples exposure during the year but remain slightly underweight in the sector. Based on our economic outlook, we would prefer to overweight consumer staples. Unfortunately, we are experiencing difficulty finding value in the sector. We established positions in Becton Dickinson (medical products), ConAgra (food products), and International Home Foods (food products) and sold positions in Vencor (deteriorating fundamentals), and Medtronic (valuation).

We neutralized our overweight position in finance, a sector which had boosted performance. We reduced our exposure to companies with significant sensitivity to the stock market (brokerage and investment management companies) due to our belief that the risk/return tradeoff in the stock market is less attractive at this juncture. While we continue to believe that these companies are well positioned long term, we harbor near-term concerns. We both added to and diversified our overweight position in technology during the year. Technology stocks underperformed during fiscal 1998, due to Asian concerns and a significant reduction in personal computer inventories. However, we remain bullish longer term. We reduced our utility exposure from a slight overweight to an underweight position. Our timing here left something to be desired as Asia's debacle prompted many investors to pile into stable earners with minimal international exposure, despite the longer-term challenges facing this industry. We continue to overweight electric and gas utilities in the portfolio for their defensive characteristics and interest sensitivity. We are underweight the oil sector based on our outlook for continued weak demand and excess supply.

We continue be cautious in the near-term. We expect to maintain a cash balance that will provide us with some downside protection and liquidity to take advantage of opportunities in a volatile market. We believe the market is relatively fully valued with upside potential from here accompanied by significant downside risk in light of our belief that we are in the later stages of the economic and market cycle. As always, we emphasize growth, quality and value. Companies that can meet expectations in a challenging economic environment will be rewarded. Investors seek quality in the face of uncertainty. Valuation matters when the rising tide recedes. We anticipate this type of environment in fiscal 1999 and believe we have positioned the Fund to out-perform.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
      VALUGROWTH STOCK FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX")
                  AND LIPPER GROWTH AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                             AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      -------------------------------------------------------------

                                                                S&P       LIPPER
                       A SHARES     B SHARES     I SHARES      INDEX     AVERAGE+
                      -----------  -----------  -----------  ---------  -----------
ONE YEAR                   14.48%       17.30%       21.18%      30.67%      25.85%
FIVE YEAR                  14.09%        N.A.        15.35%      22.14%      18.16%
TEN YEAR                   14.56%        N.A.        15.19%      18.59%      16.43%
SINCE INCEPTION             N.A.        15.08%        N.A.        N.A.        N.A.
INCEPTION DATE              N.A.       8/5/93         N.A.*       N.A.        N.A.
VALUE MAY 31, 1998     $  38,968    $  19,912    $  40,285   $  55,045   $  45,823

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             FUND      S&P INDEX   LIPPER AVERAGE
5/31/88    $9,450.00   $10,000.00       $10,000.00
May-89     11,611.39    12,616.28        12,526.74
May-90     14,058.51    14,776.77        14,188.17
May-91     15,370.75    16,515.19        15,979.15
May-92     17,412.78    18,138.86        17,664.68
May-93     19,035.27    20,241.41        19,882.94
May-94     19,357.66    21,098.06        20,888.22
May-95     21,433.18    25,350.35        23,758.04
May-96     26,082.70    32,553.73        30,796.94
May-97     32,164.71    42,125.42        36,411.70
May-98     38,968.20    55,045.39        45,822.97

* 8/2/93 was the inception date of Class I Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 DIVERSIFIED EQUITY FUND

During the fiscal year ended May 31, 1998, the Fund experienced a gain of 26.12%. We were pleased with the performance of all five of the unique and complementary equity styles that make up the strategic asset allocation of the Fund. We employ these styles to help moderate the Fund's annual return volatility, improve its performance and provide effective diversification across equity investing.

Fiscal year 1998 was a profitable one for investors in the domestic equity market. A healthy economy and benign inflation, which has displayed no signs of acceleration, coupled with sizable cash inflows into the market, have all helped fuel the continuing stock market rally. Large company stocks were the best performers during the fiscal year, with the S&P 500 Index of large cap stocks gaining 30.67%. Small cap stocks, represented by the Russell 2000 Index, also fared well, returning 21.25%. Returns in foreign equity markets were more volatile during the year. While European markets generally fared well, Asian markets performed quite poorly. The currency crisis that hit the developing Southeast Asian markets in late 1997 had a ripple effect, spreading to the more mature markets of the Pacific Rim as well. The MSCI EAFE Index of international stocks gained 11.11% during this period.

The large company style of the Diversified Equity Fund, which invests in large cap growth stocks, gained 29.87% during the past fiscal year. The income equity style, which purchases higher yielding large cap issues, returned 28.61%, while the index style, which tracks the S&P 500 Index, turned in 30.32%. The diversified small cap style, which is comprised of a diversified portfolio of small company growth and value stocks, also fared well with a return of 21.38%. Returns on the international style of non-U.S. growth stocks were 11.20% during this period.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
     DIVERSIFIED EQUITY FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX"),
                   FUND COMPOSITE BENCHMARK ("BENCHMARK") AND
               LIPPER GROWTH & INCOME AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and two peer based averages. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Averages do not include sales charges but do include management fees and expenses. The Lipper Averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                     AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      ----------------------------------------------------------------------------

                                                                                         LIPPER
                       A SHARES     B SHARES     I SHARES*   S&P INDEX   BENCHMARK++    AVERAGE+
                      -----------  -----------  -----------  ---------  -------------  -----------
ONE YEAR                   19.16%       22.13%       26.12%      30.67%       24.60%        25.61%
FIVE YEAR                  18.00%        N.A.        19.34%      22.14%       17.95%        18.68%
SINCE INCEPTION            16.85%       22.72%       17.56%      18.86%       15.84%        16.25%
INCEPTION DATE            1/1/89**     5/6/96       1/1/89    12/31/88     12/31/88      12/31/88
VALUE MAY 31, 1998       $38,476      $15,575      $45,909     $50,887      $39,937       $41,292

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Fund    S&P Index    Benchmark   Lipper Average
12/31/88    $10,000.00   $10,000.00   $10,000.00       $10,000.00
May-89       11,533.25    11,663.14    11,436.30        11,459.19
May-90       13,663.41    13,660.41    12,897.87        12,704.15
May-91       15,510.73    15,267.50    14,038.65        14,078.21
May-92       17,271.45    16,768.50    15,549.23        15,642.79
May-93       18,958.99    18,712.21    17,487.72        17,528.33
May-94       20,169.59    19,504.13    18,707.16        18,434.77
May-95       23,494.33    23,435.17    21,131.17        21,147.83
May-96       30,144.82    30,094.35    26,799.89        26,691.92
May-97       36,402.34    38,942.92    32,053.10        32,872.02
May-98       45,909.04    50,886.81    39,936.92        41,291.67

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

** 5/2/96 was the inception date of Class A Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

++ Composite benchmark represents the appropriate base allocation percentages applied to the Lipper Universe averages of the underlying component portfolios.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 GROWTH EQUITY FUND

During the fiscal year ended May 31, 1998, the Fund experienced a gain of 22.52%. We were pleased with the performance of all three equity styles that make up the Fund. This Fund is globally diversified, with investments in large and small capitalization stocks, spread over the domestic and international stock markets. We employ these styles to help moderate the Fund's annual return volatility, improve its performance and provide effective diversification across equity investing.

Fiscal year 1998 was a profitable one for investors in the domestic equity market. A healthy economy and benign inflation, which has displayed no signs of acceleration, coupled with sizable cash inflows into the market, have all helped fuel the continuing stock market rally. Large company stocks were the best performers during the fiscal year, with the S&P 500 Index of large cap stocks gaining 30.67%. Small cap stocks, represented by the Russell 2000 Index, also fared well, returning 21.25%. Returns in foreign equity markets were more volatile during the year. While European markets generally fared well, Asian markets performed quite poorly. The currency crisis that hit the developing Southeast Asian markets in late 1997 had a ripple effect, spreading to the more mature markets of the Pacific Rim as well. The MSCI EAFE Index of international stocks gained 11.11% during this period.

The large company growth portfolio of the Growth Equity Fund gained 32.29% during the past fiscal year. The small company style, which is comprised of a diversified portfolio of small company growth and value stocks, also fared well with a return of 21.38%. The small company segment also fared well with a return of 21.38%. Returns on the international portfolio were 11.20% during this period.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
       GROWTH EQUITY FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX"),
                   FUND COMPOSITE BENCHMARK ("BENCHMARK") AND
                    LIPPER GROWTH AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and two peer based averages. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Averages do not include sales charges but do include management fees and expenses. The Lipper Averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                     AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      ----------------------------------------------------------------------------

                                                                                         LIPPER
                       A SHARES     B SHARES     I SHARES*   S&P INDEX   BENCHMARK++    AVERAGE+
                      -----------  -----------  -----------  ---------  -------------  -----------
ONE YEAR                   15.82%       18.63%       22.52%      30.67%       21.36%        25.85%
FIVE YEAR                  16.14%        N.A.        17.45%      22.14%       16.17%        18.16%
SINCE INCEPTION            15.97%       17.23%       16.69%      18.05%       14.20%        15.87%
INCEPTION DATE            5/1/89**     5/6/96       5/1/89     4/30/89      4/30/89       4/30/89
VALUE MAY 31, 1998     $  38,476    $  14,213    $  40,691   $  45,182    $  33,442     $  38,153

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Fund    S&P Index    Benchmark              Lipper Average
4/30/89    $10,000.00   $10,000.00   $10,000.00                  $10,000.00
May-89      10,314.96    10,355.60    10,237.35                   10,430.00
May-90      12,477.71    12,128.96    11,622.75                   11,813.34
May-91      14,188.29    13,555.88    12,510.73                   13,304.54
May-92      16,141.15    14,888.61    13,904.84                   14,707.95
May-93      18,198.77    16,614.40    15,801.67                   16,554.91
May-94      20,212.96    17,317.55    17,351.08                   17,391.93
May-95      22,556.35    20,807.88    18,995.28                   19,781.39
May-96      29,103.52    26,720.51    24,700.23                   25,642.11
May-97      33,211.37    34,577.08    27,555.47                   30,317.07
May-98      40,690.54    45,181.95    33,441.93                   38,153.07

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.
** 5/2/96 was the inception date of Class A Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.
+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.
++ Composite benchmark represents the appropriate base allocation percentages applied to the Lipper Universe averages of the underlying component portfolios.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES. THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.
THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 LARGE COMPANY GROWTH FUND

For the fiscal year ended May 31, 1998, the Large Company Growth Fund gained 32.29%, outperforming both the S&P 500 Index return of 30.67% and the Lipper Growth Average of 25.85%. Returns were spread across a number of holdings. Portfolio leaders included Pfizer, Ericsson, Cisco, and Home Depot. Excellent fundamental results drove the portfolio's returns. Company holdings have grown average earnings per share in excess of 25% over the past twelve months. Unit volume growth was the major factor behind these outstanding earnings gains. Importantly, the portfolio's superior earnings growth gap relative to the S&P 500 Index continued to widen over the past year--leading to strong relative investment results. The S&P 500 Index earnings growth rate continues to moderate from unsustainably high levels toward a 5%-10% trend-line. The Large Company Growth Fund invests exclusively in dynamic, high quality growth stocks. Companies that sustain rapid earnings growth for a long period offer investors several advantages. Since earnings growth drives stock prices, these companies should offer above average investment return potential. In addition, due to the sustained growth, their investment cycle is longer than average, and these companies' fundamental risk is lower than average. The Fund utilizes a disciplined approach to increase the probability of finding and investing in this select group of growth companies. The portfolio team invests for the long-term to fully participate in these great companies' success.

The "what you see is what you get" fundamental environment is here. For the past several years (1991-1997) many otherwise average companies have been able to grow earnings well in excess of underlying sales growth. This was unsustainable, and therefore S&P 500 Index earnings growth has naturally been moderating toward the underlying sales growth rate (5%-7%). The Fund's projected 20% long-term earnings growth rate should outshine this average and provide above average long-term investment returns. The overall moderate U.S. economic growth rate and benign inflationary environment should continue to benefit stocks, in general, and superior growth stocks, in particular.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  LARGE COMPANY GROWTH FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX") AND
                    LIPPER GROWTH AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                      AVERAGE ANNUAL TOTAL RETURN AS OF
                                MAY 31, 1998
                      ---------------------------------
                                     S&P       LIPPER
                      I SHARES*     INDEX     AVERAGE+
                      ----------  ---------  ----------
ONE YEAR                  32.29%      30.67%     25.85%
FIVE YEAR                 20.39%      22.14%     18.16%
TEN YEAR                  18.97%      18.59%     16.43%
VALUE MAY 31, 1998      $56,861     $55,045    $45,823

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND       S&P INDEX   LIPPER AVERAGE
5/31/88     $10,000.00   $10,000.00       $10,000.00
May-89       12,383.37    12,616.28        12,526.74
May-90       15,160.03    14,776.77        14,188.17
May-91       18,660.83    16,515.19        15,979.15
May-92       21,932.73    18,138.86        17,664.68
May-93       22,473.20    20,241.41        19,882.94
May-94       23,264.41    21,098.06        20,888.22
May-95       26,637.13    25,350.35        23,758.04
May-96       35,253.21    32,553.73        30,796.94
May-97       42,983.03    42,125.42        36,411.70
May-98       56,860.85    55,045.39        45,822.97

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 DIVERSIFIED SMALL CAP FUND

The Diversified Small Cap Fund was launched on December 31, 1997 and has gained 5.20% since its inception through May 31, 1998. The Fund is comprised of five different small cap investing styles: two value styles, two growth styles and an index style. The index style tracks the S&P 600 Index of small company stocks. We employ these styles to help moderate the Fund's annual return volatility, improve its performance and provide effective diversification across small cap investing.

Small cap stocks started fiscal 1998 strongly only to see their relative performance ebb as negative events unfolded in the Far East and investors sought the safety and liquidity of large cap stocks. Characteristic of a risk-averse environment, small value stocks performed well, with the Russell 2000 Value Index rising 26.70% for the fiscal period end versus a 15.90% increase in small growth stocks, as measured by the Russell 2000 Growth Index.

As small stocks continue to lag large cap stocks, investor psychology is clearly nearing its nadir. Despite small stocks having nearly reached record low relative valuations, we have yet to see much change in investors' appetites for large stocks. Relative performance prospects for small stocks in general are outstanding. The superior earnings momentum and inexpensive valuations present in these stocks should ultimately grab investor attention.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
 DIVERSIFIED SMALL CAP FUND VS. RUSSELL 2000 VALUE INDEX ("RUSSELL INDEX") AND
                  LIPPER SMALL CAP AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                      TOTAL RETURN AS OF MAY 31, 1998
                      --------------------------------
                                  RUSSELL     LIPPER
                      I SHARES     INDEX     AVERAGE+
                      ---------  ---------  ----------
SINCE INCEPTION            5.20%      4.69%      5.54%
INCEPTION DATE         12/31/97   12/31/97   12/31/97
VALUE MAY 31, 1998      $10,520    $10,469    $10,554

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND     LIPPER AVERAGE   RUSSELL INDEX
12/31/97   $10,000.00       $10,000.00     $10,000.00
01/31/98     9,880.00         9,833.00       9,842.00
02/28/98    10,690.00        10,598.01      10,569.32
03/31/98    11,170.00        11,092.93      11,004.78
04/30/98    11,220.00        11,185.01      11,065.31
05/31/98    10,520.00        10,554.17      10,468.89

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 SMALL COMPANY STOCK FUND

For the fiscal year ended May 31, 1998, the Small Company Stock Fund rose 8.12%, under-performing the Lipper Small Cap universe average of 23.04%. Virtually all of the under-performance came in a 10 week period from mid October to the end of 1997, when small cap stocks were taken apart over "Asian Flu" fears.

Sector weighting decisions made during the fiscal year that contributed to the Fund's under-performance included over-weighting technology and energy and under-weighting financials. Individual security selection was a more positive factor, highlighting the unfortunate sector bets. In light of this experience the Fund will no longer tolerate any noticeable deviation from the sector weightings in the S&P 600. The portfolio is now attractively valued, less volatile, and better diversified with much less turnover than in 1997.

Small cap stocks perform inversely to fear. The technology sector, in particular, still contains a strong hangover from Asian fallout and looks to be having a tough year. We are cautious on stocks at the margin and are deploying capital only into higher quality companies with good prospects over 2-3 years at prices we believe are clearly compelling. However, we do believe that currently many smaller companies offer more attractive investment opportunities than larger companies based on their valuations and growth prospects. We look for a much better May 1998 to May 1999.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
     SMALL COMPANY STOCK FUND VS. RUSSELL 2000 INDEX ("RUSSELL INDEX") AND
                  LIPPER SMALL CAP AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                           AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      --------------------------------------------------------

                                                          RUSSELL     LIPPER
                       A SHARES    B SHARES   I SHARES     INDEX     AVERAGE+
                      ----------  ----------  ---------  ---------  ----------
ONE YEAR                   2.14%       4.29%       8.12%     21.40%     23.04%
SINCE INCEPTION           11.86%      12.14%      13.20%     14.91%     17.08%
INCEPTION DATE         12/31/93    12/31/93    12/31/93   12/31/93   12/31/93
VALUE MAY 31, 1998      $16,410     $16,790     $17,297    $18,477    $20,069

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
            A SHARES    RUSSELL INDEX  LIPPER AVERAGE     I SHARES      B SHARES
12/31/93    $ 9,450.00    $ 10,000.00      $ 10,000.00   $ 10,000.00   $ 10,000.00
5/31/94       9,372.32       9,640.59         9,565.07      9,877.73      9,884.66
5/31/95      10,330.93      10,479.44        10,841.03     10,882.10     10,805.36
5/31/96      14,278.96      14,234.16        15,649.11     15,050.20     14,838.24
5/31/97      15,184.80      15,219.76        16,310.97     15,997.80     15,648.87
5/31/98      16,410.34      18,477.05        20,069.05     17,297.25     16,790.17

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRINCIPALLY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 SMALL CAP OPPORTUNITIES FUND

For the fiscal year ended May 31, 1998, the Small Cap Opportunities Fund gained 21.95%. For this same period the Lipper Small Cap average and the Russell 2000 Index returned 23.04% and 21.40%, respectively. Despite a healthy U.S. economy, benign inflation and no sign of rising interest rates, the performance of small stocks was impacted by the Asian crisis, volatile market conditions and a serious correction in October. Smaller companies significantly under-performed larger companies during this period bringing relative valuations to their lowest levels since 1990.

Sector level performance was again volatile during the period. The best performing sector during the fiscal year was utilities. The Fund did not participate in this gain due to a lack of exposure to this sector. This was largely offset by out-performance in financials, technology and consumer staples. Both consumer staples and consumer cyclical sectors performed well. Leading securities of the Fund in these two sectors were Suiza Foods Corporation and Pillowtex Corporation.

Due to plummeting oil prices, energy was the worst performing sector of the Russell 2000. The Fund out-performed in this sector due to prudent stock selection. Technology was the second worst performing sector in the market for the period; however, the Fund's underweight position and management's conservative stance and focused stock selection enabled the Fund's technology holdings to out-perform.

The Fund remained well-diversified across sectors with investments continuing to be made primarily on a bottom-up and opportunistic basis. Looking forward, management continues to search for quality companies with attractive growth prospects which are run by incentivized management and trading at reasonable valuations. We believe that currently many smaller companies offer more attractive investment opportunities than larger companies based on their valuations and growth prospects. We will remain focused on our research-intensive individual stock selection, concentrating on underfollowed and misunderstood companies that can offer superior earnings growth.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
      SMALL CAP OPPORTUNITIES VS. RUSSELL 2000 INDEX ("RUSSELL INDEX") AND
                  LIPPER SMALL CAP AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                            AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      ----------------------------------------------------------
                                                           RUSSELL      LIPPER
                       A SHARES    B SHARES    I SHARES     INDEX      AVERAGE+
                      ----------  ----------  ----------  ----------  ----------
ONE YEAR                  15.26%      18.03%      21.95%      21.40%      23.04%
SINCE INCEPTION           22.93%      20.85%      24.39%      15.67%      17.96%
INCEPTION DATE           8/1/93*    11/8/96      8/1/93     7/31/93     7/31/93
VALUE MAY 31, 1998      $27,141     $13,741     $28,732     $20,208     $22,220

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND      RUSSELL INDEX  LIPPER AVERAGE
8/1/93      $10,000.00     $10,000.00       $10,000.00
May-94       11,343.34      10,543.59        10,590.13
May-95       13,372.60      11,461.01        12,002.83
May-96       21,144.48      15,567.42        17,326.19
May-97       23,559.88      16,645.33        18,058.97
May-98       28,732.19      20,207.73        22,219.80

* 10/9/96 was the inception date of Class A Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares.

The Fund has assumed the performance history of the portfolio, which it invests, restated to reflect the expenses of the fund.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRINCIPALLY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 SMALL COMPANY GROWTH FUND

For the fiscal year ended May 31, 1998, the Small Company Growth Fund rose 22.38%, under-performing the Lipper Small Cap universe average of 23.04% while out-performing the Russell 2000 Index average of 21.40%. Small stocks started fiscal 1998 strongly only to see their relative performance ebb as negative events unfolded in the Far East and investors sought the safety and liquidity of large cap stocks. Characteristic of a risk-averse environment, small value stocks performed well, rising 26.70% in the fiscal year 1998 versus a 15.90% increase in small growth stocks (as represented by the Russell 2000 sub-indices).

The Fund's twelve-month results were boosted by the strength in the overlooked segment of the portfolio. Outstanding stocks included Dime Bancorp, Gulfstream Aero, Cooper Cameron, Valassis Communications and Symantec. Small, rapidly growing Discovery Phase stocks posted respectable gains despite being significantly penalized by under-performance in the technology sector where concerns over Asia prevailed. Strong performances were turned in by consumer stocks Warnaco and Stage Stores, Watson Pharmaceutical and Sepracor in healthcare and business service stock, Legato.

As small stocks continue to lag the general stock market, investor psychology is clearly nearing its nadir. Despite small stocks having nearly reached record low relative valuations, we have yet to see much change in investors' appetites for large stocks. Relative performance prospects for the Fund (as well as small stocks in general) are outstanding. The superior earnings momentum and inexpensive valuations present in the Fund's stocks should ultimately grab investor attention.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
     SMALL COMPANY GROWTH FUND VS. RUSSELL 2000 INDEX ("RUSSELL INDEX") AND
                  LIPPER SMALL CAP AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                      AVERAGE ANNUAL TOTAL RETURN AS OF
                                MAY 31, 1998
                      ---------------------------------

                                   RUSSELL     LIPPER
                      I SHARES*     INDEX     AVERAGE+
                      ----------  ---------  ----------
ONE YEAR                  22.38%      21.40%     23.04%
FIVE YEAR                 18.79%      15.52%     17.66%
TEN YEAR                  20.76%      13.06%     16.72%
VALUE MAY 31, 1998      $66,028     $34,140    $46,980

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND      RUSSELL INDEX  LIPPER AVERAGE
5/31/88     $10,000.00     $10,000.00       $10,000.00
May-89       12,294.16      12,130.37        12,539.34
May-90       12,979.13      11,945.72        13,698.45
May-91       18,130.46      12,752.17        15,197.05
May-92       21,538.07      14,190.32        17,318.07
May-93       27,909.60      16,591.59        20,823.40
May-94       29,731.48      17,813.02        22,390.93
May-95       67,890.00      19,362.97        25,377.83
May-96       71,378.00      26,300.61        36,633.11
May-97       71,809.00      28,121.69        38,182.44
May-98       66,028.00      34,140.23        46,979.77

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance result.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRINCIPALLY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 INTERNATIONAL FUND

For the fiscal year ended May 31, 1998, the International Fund rose 11.19%, under-performing the Lipper International universe average of 13.85% while out-performing the MSCI EAFE Index average of 11.11%. On a calendar year-to-date basis, the Fund is exceeding its Lipper benchmark by 65 basis points. Fiscal year 1998 was marked by the Asian financial crisis that began to unfold in late 1997. In response, the Fund took a defensive stance due to concerns over extended valuations. The Fund's exposure to those countries hardest hit, the emerging markets of Southeast Asia, was minimal and ended the fiscal year at approximately 0.7% of the portfolio. However, aftershocks and currency turmoil had a ripple effect throughout many parts of the world, including the U.S. The more mature markets of the Pacific Rim were also hit but the Fund's holdings were concentrated in Australia and Singapore with generally stronger economic fundamentals. Unusually, the Fund sold completely out of Hong Kong in November 1997.

Management has also been scaling back investments in Japan in the past year, focusing on high-quality companies with visible earnings growth primarily in the efficient exporting sector. The primary reason behind this decision was the Japanese government's failure to provide a satisfactory economic stimulus package. Those proposals put forward in recent months have not been positive enough to ensure a self-sustaining expansion in Japan.

The bright spot in the international picture has been Europe. In particular, Continental Europe (where the Fund closed out the year with a weighting of 56%) delivered the most value-added to the Fund as investments there kept pace with the bull-market. The Mediterranean markets of Italy, Spain and Portugal were especially rewarding as markets there rose as a result of their economies having met the entry criteria for joining the European Monetary and Economic Union
(EMU). Management believes the EMU project will have a beneficial effect for equity investors in Europe from both a top-down and bottom-up perspective. In the U.K. company valuations are attractive, and the market has benefited from stock buybacks and merger announcements, albeit that it has lagged most Continental European markets. The potential for higher short-term interest rates in response to domestic wage pressures remains an issue for the market and for much of the period the strong currency has hurt the competitiveness of the U.K. manufacturing and export sectors.

Looking ahead, it would be unrealistic to expect markets to compound the returns seen in early 1998 through the rest of the year. With gains harder to come by as the year progresses, we expect to become more defensive in terms of our investment strategy. Europe will remain our favored area for investment, since corporate profit momentum is strongest in that region.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. THE PERFORMANCE FOR ALL OTHER CLASSES WOULD BE LOWER.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              INTERNATIONAL FUND VS. MSCI EAFE INDEX ("INDEX") AND
                LIPPER INTERNATIONAL AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses and sales charges (if applicable) that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                            AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1998
                      -----------------------------------------------------------

                                                                        LIPPER
                      A SHARES    B SHARES     I SHARES*     INDEX     AVERAGE+
                      ---------  -----------  -----------  ---------  -----------
ONE YEAR                   5.09%       7.39%       11.19%      11.11%      13.85%
FIVE YEAR                 12.03%       N.A.        13.30%       9.47%      11.68%
TEN YEAR                   9.10%       N.A.         9.72%       6.39%       9.83%
SINCE INCEPTION            N.A.       11.26%        N.A.        N.A.        N.A.
INCEPTION DATE             N.A.**    5/12/95        N.A.        N.A.        N.A.
VALUE MAY 31, 1998      $23,902     $14,059      $25,299     $18,592     $25,542

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND         INDEX     LIPPER AVERAGE
5/31/88     $10,000.00   $10,000.00       $10,000.00
May-89       10,715.38    10,846.02        11,102.95
May-90       13,216.15    11,110.33        13,141.83
May-91       12,218.70    10,511.62        12,758.65
May-92       12,721.51    10,159.42        13,785.75
May-93       13,546.24    11,825.16        14,694.95
May-94       17,262.14    13,428.80        17,352.06
May-95       17,864.08    14,088.04        17,399.24
May-96       20,638.83    15,592.61        20,022.55
May-97       22,753.28    16,733.19        22,434.87
May-98       25,298.92    18,592.10        25,542.07

 * Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance result.

** April 12, 1995 was the inception date of Class A Shares of the Fund; however, performance information has been calculated using the inception date November 11, 1994 of the initial class of shares.

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF THE OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

INVESTING IN FOREIGN SECURITIES INVOLVES GREATER RISKS THAN INVESTING IN SECURITIES OF U.S. ISSUERS, INCLUDING CURRENCY FLUCTUATION AND POLITICAL UNCERTAINTY.

THE RETURNS ABOVE ARE CALCULATED USING THE APPLICABLE SALES CHARGE FOR CLASS A SHARES AND THE APPLICABLE DEFERRED SALES CHARGE FOR CLASS B SHARES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 PERFORMA STRATEGIC VALUE BOND FUND

The Performa Strategic Value Bond Fund was launched on October 15, 1997. The Fund invests in a broad range of fixed income instruments including corporate bonds, asset-backed securities, mortgage-related securities, U.S. Government securities, preferred stock, convertible bonds and foreign bonds in order to create a strategically diversified portfolio of high quality fixed income investments. The Fund has achieved a return of 6.20% since its inception. For calendar year-to-date 1998, the Fund's return of 3.41% is out-performing the Lipper Corporate Debt A-Rated Average peer group return of 2.92%.

The Fund's performance can be attributed to the strong domestic economy. Continued economic growth and favorable news on inflation propelled interest rates lower during the year. Intermediate and long treasury bonds outperformed short treasuries as the yield curve flattened significantly. The yield on the two year Treasury Note decreased 0.67% while the yield on the 30-year Treasury Bond fell 1.11% during the fiscal year. The Fund's performance was also impacted by spread sectors such as corporate and asset backed markets which endured a volatile year as troubles in the far east impacted risk premiums. The mortgage market enjoyed a phenomenal year in the face of a 115 basis point rally in interest rates during the past twelve months.

The Fund's strategy focuses on relative value as opposed to prediction of the direction of interest rates. Particular emphasis is placed on higher current income instruments such as corporate bonds and mortgage/asset-backed securities in order to enhance returns. Strategic diversification will enhance performance in varying economic and interest rate cycles while avoiding excessive risk concentrations.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  PERFORMA STRATEGIC VALUE BOND FUND VS. LEHMAN BROTHERS AGENCY INDEX ("LEHMAN
                                    INDEX")
          AND LIPPER CORPORATE DEBT A-RATED AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                        TOTAL RETURN AS OF MAY 31, 1998
                      -----------------------------------
                                     LEHMAN      LIPPER+
                       I SHARES       INDEX      AVERAGE
                      -----------  -----------  ---------
SINCE INCEPTION             6.20%        6.20%       5.73%
INCEPTION DATE          10/15/97      9/30/97     9/30/97
VALUE MAY 31, 1998       $10,620      $10,620     $10,573

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND     LIPPER AVERAGE    LEHMAN INDEX
09/30/97   $10,000.00       $10,000.00      $10,000.00
10/31/97    10,111.04        10,131.00       10,165.21
11/30/97    10,155.19        10,173.55       10,210.98
12/31/97    10,270.28        10,273.25       10,313.12
01/31/98    10,462.13        10,404.75       10,443.31
02/28/98    10,440.05        10,384.98       10,432.70
03/31/98    10,468.38        10,418.21       10,469.26
04/30/98    10,517.61        10,464.05       10,518.94
05/31/98    10,620.21        10,572.88       10,619.54

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 PERFORMA DISCIPLINED GROWTH FUND

The Performa Disciplined Growth Fund was launched on October 15, 1997 and has gained 4.50% since its inception through May 31, 1998. The Disciplined Growth management style identifies companies that are expected to report future positive earnings surprises and to experience future upward revisions in Wall Street's opinion of the earnings power of the company. Earnings Per Share (EPS) surprises are the difference between the actual EPS reported from continuing operations for the quarter and the analysts' consensus estimate for the quarter. Both positive earnings surprises and positive earnings revisions are related to positive relative investment performance. Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process. Securities are equally weighted at purchase (2.5% of the portfolio) and are trimmed for risk control purposes when they reach a 4% position. We peg our sector weights within a range of 1/2 to 1- 1/2 times the S&P 500 Index sector weights.

The portfolio benefited from several companies during the period. Lucent Technologies' (+80%) strength has been due to a string of positive earnings surprises, improving margins and strong global revenue growth opportunities. Schering-Plough (+63%) has risen on the strength of Claritin sales and the approval of several new drugs by the FDA. Among the retailers TJX Companies (+52%), the world's largest off-price apparel retailer, and Dayton Hudson (+54%), operator of Target and Mervyn's, continued to benefit from the strong economy and improving operating margins. Tommy Hilfiger (+40%), a designer and marketer of men's and children's apparel, benefited from a positive earnings surprise in February and two meaningful acquisitions. Travelers (+68%) rose steadily on two positive earnings surprises before rallying further on news of its proposed merger with Citicorp. A few of the under-performing issues were SCI Systems (-26%), which fell amid rumors it was losing a contract with a major customer, and Sun Microsystems (-15%) and National Semiconductor (-36%) fell after negative earnings surprises. Additionally, Helmerich & Payne (-36%), an oil services company, suffered in tandem with the rest of its industry due to the decline in oil prices. Qualcomm (-19%) fell after pre-announcing that it would miss its earnings estimates for the first quarter of 1998 due to weak demand in Asia.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
 PERFORMA DISCIPLINED GROWTH FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX")
                  AND LIPPER GROWTH AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                        TOTAL RETURN AS OF MAY 31, 1998
                      -----------------------------------
                                                LIPPER
                       I SHARES    S&P INDEX   AVERAGE+
                      -----------  ---------  -----------
SINCE INCEPTION             4.50%      16.36%       9.55%
INCEPTION DATE          10/15/97     9/30/97     9/30/97
VALUE MAY 31, 1998       $10,450     $11,636     $10,955

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND     LIPPER AVERAGE    S&P INDEX
09/30/97   $10,000.00       $10,000.00   $10,000.00
10/31/97     9,300.00         9,622.00     9,666.00
11/30/97     9,520.00         9,783.65    10,113.44
12/31/97     9,538.98         9,878.55    10,287.13
01/31/98     9,358.81         9,924.98    10,400.90
02/28/98    10,119.52        10,673.32    11,151.02
03/31/98    10,579.96        11,149.35    11,722.06
04/30/98    10,750.12        11,285.38    11,839.98
05/31/98    10,449.83        10,954.71    11,636.45

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 PERFORMA SMALL CAP VALUE FUND

The Performa Small Cap Value Fund was launched on October 15, 1997 and has gained 1.60% since its inception through May 31, 1998. The Small Cap Value Fund attempts to find substantially undervalued companies that are expected to report a positive earnings surprise. The actual report of the positive earnings typically influences Wall Street to revise upward the future expectations for the company, often causing an advance in the company's share price. Earnings Per Share (EPS) surprises are the difference between the actual EPS reported from continuing operations for the quarter and the analysts' consensus estimate for the quarter. Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process. Securities are equally weighted at purchase (1.6% of the portfolio) and are trimmed for risk control purposes when they reach a 3% position.

The portfolio benefited from several companies during the period including Steiner Leisure (+70%) and Anchor Gaming (+39%), both which gained from increased levels of discretionary spending. Steiner Leisure, the leading provider of skin and hair care products for cruise ships, advanced due to the rise in the number of cruise ship passengers. Anchor Gaming, a diversified gaming company, benefited from increased demand for its slot machines. In the financial services sector, LandAmerica Financial Group (+53%) and Fidelity National Financial (+38%) benefited from the strong real estate market. America West Airlines (+34%), aided by the strength of the domestic travel market, produced a string of positive earnings surprises. The biggest under-performers included Pool Energy Services (-23%), an oilfield servicing company, which fell on a $0.01 negative earnings surprise in accordance with continued weakness in the oilfield services sector. Likewise, Trico Marine Services (-28%), a provider of marine support services to the oil and gas industry, sold off due to falling oil prices. Novacare (-22%), a medical rehabilitation and health care management company, fell due to a reduction in Medicare/Medicaid reimbursement rates.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
     PERFORMA SMALL CAP VALUE FUND VS. RUSSELL 2000 INDEX ("RUSSELL INDEX")
                AND LIPPER SMALL CAP AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                        TOTAL RETURN AS OF MAY 31, 1998
                      -----------------------------------

                                    RUSSELL     LIPPER
                       I SHARES      INDEX     AVERAGE+
                      -----------  ---------  -----------
SINCE INCEPTION             1.60%       1.20%       0.30%
INCEPTION DATE          10/15/97     9/30/97     9/30/97
VALUE MAY 31, 1998       $10,160     $10,120     $10,030

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND     LIPPER AVERAGE   RUSSELL INDEX
09/30/97   $10,000.00       $10,000.00     $10,000.00
10/31/97     9,290.00         9,564.00       9,560.70
11/30/97     9,300.00         9,425.32       9,498.86
12/31/97     9,210.00         9,503.55       9,665.12
01/31/98     9,160.00         9,344.84       9,512.59
02/28/98    10,000.00        10,071.87      10,215.97
03/31/98    10,650.00        10,542.23      10,637.31
04/30/98    10,760.00        10,629.73      10,696.17
05/31/98    10,160.00        10,030.21      10,120.10

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONCLUDED)       MAY 31, 1998

- ------------------------------------------------------------------------------
 PERFORMA GLOBAL GROWTH FUND

The Performa Global Growth Fund was launched on October 15, 1997 and has gained 6.30% since its inception through May 31, 1998. Fiscal year 1998 was marked by the Asian financial crisis that began to unfold in late 1997. In response, the Fund took a defensive stance due to concerns over extended valuations. The Fund's exposure to those countries hardest hit, the emerging markets of Southeast Asia, was minimal and ended the fiscal year at approximately 1.0% of the portfolio. However, aftershocks and currency turmoil had a ripple effect throughout many parts of the world, including the U.S. The more mature markets of the Pacific Rim were also hit but the Fund's holdings were concentrated in Australia and Singapore with generally stronger economic fundamentals. Unusually, the Fund sold completely out of Hong Kong in November 1997.

Management has also been scaling back investments in Japan in the past year, focusing on high-quality companies with visible earnings growth primarily in the efficient exporting sector. The primary reason behind this decision was the Japanese government's failure to provide a satisfactory economic stimulus package. Those proposals put forward in recent months have not been positive enough to ensure a self-sustaining expansion in Japan.

The bright spot in the international picture has been Europe. In particular, Continental Europe (where the Fund closed out the year with a weighting of 38%) delivered the most value-added to the Fund as investments there kept pace with the bull-market. The Mediterranean markets of Italy, Spain and Portugal were especially rewarding as markets there rose as a result of their economies having met the entry criteria for joining the European Monetary and Economic Union
(EMU). Management believes the EMU project will have a beneficial effect for equity investors in Europe from both a top-down and bottom-up perspective. In the U.K. company valuations are attractive, and the market has benefited from stock buybacks and merger announcements, albeit that it has lagged most Continental European markets. The potential for higher short-term interest rates in response to domestic wage pressures remains an issue for the market and for much of the period the strong currency has hurt the competitiveness of the U.K. manufacturing and export sectors.

The last year has again seen a strong performance by U.S. equities although volatility has increased in response to Asia's problems. For most of the time the market has focused on the potentially beneficial impact on inflation of a stronger dollar and more spare capacity worldwide rather than on the slowing trend of profit growth that was particularly apparent in the first quarter. In view of this and of the historically high valuations at which the U.S. market is trading, management has maintained a cautious position on the U.S.

Looking ahead, it would be unrealistic to expect markets to compound the returns seen in early 1998 through the rest of the year. With gains harder to come by as the year progresses, we expect to become more defensive in terms of our investment strategy. Europe will remain our favored area for investment, since corporate profit momentum is strongest in that region.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH MAY 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES.

- ------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
           PERFORMA GLOBAL GROWTH FUND VS. MSCI WORLD INDEX ("INDEX")
                  AND LIPPER GLOBAL AVERAGE ("LIPPER AVERAGE")
- ------------------------------------------------------------------------------
The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based securities market index and a peer based average. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not. The Lipper Average does not include sales charges but does include management fees and expenses. The Lipper Average is calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                        TOTAL RETURN AS OF MAY 31, 1998
                      -----------------------------------
                                                LIPPER
                       I SHARES      INDEX     AVERAGE+
                      -----------  ---------  -----------
SINCE INCEPTION             6.30%      11.15%       7.77%
INCEPTION DATE          10/15/97     9/30/97     9/30/97
VALUE MAY 31, 1998       $10,630     $11,115     $10,777

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND     LIPPER AVERAGE     INDEX
9/30/97    $10,000.00       $10,000.00  $10,000.00
10/31/97     9,390.00         9,356.00    9,472.07
11/30/97     9,330.00         9,375.65    9,638.08
12/31/97     9,500.00         9,490.03    9,753.93
1/31/98      9,740.00         9,585.88   10,024.13
2/28/98     10,140.00        10,269.35   10,700.58
3/31/98     10,470.00        10,772.55   11,150.79
4/30/98     10,570.00        10,920.14   11,258.08
5/31/98     10,630.00        10,777.08   11,115.31

+ Source: Lipper Analytical Services, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

INVESTING IN FOREIGN SECURITIES INVOLVES GREATER RISKS THAN INVESTING IN SECURITIES OF U.S. ISSUERS, INCLUDING CURRENCY FLUCTUATION AND POLITICAL UNCERTAINITY.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

                                                                 [LOGO]

                 (This page has been left blank intentionally.)

                                                                 [LOGO]

 INDEPENDENT AUDITORS' REPORT

- ------------------------------------------------------------------------------

           To the Board of Trustees and Shareholders
           Norwest Advantage Funds
               We have audited the accompanying statements of assets and liabilities of Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Cap Opportunities Fund, Small Company Growth Fund, Contrarian Stock Fund and International Fund, portfolios of Norwest Advantage Funds (collectively the "Funds"), including the schedules of investments, as of May 31, 1998, and the related statements of operations for the periods presented on pages 38 to 41, statements of changes in net assets for the periods presented on pages 42 to 45, and financial highlights for the periods presented on pages 46 to 56. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 1998, the results of their operations for the periods presented on pages 38 to 41, statements of changes in net assets for the periods presented on pages 42 to 45, and financial highlights for the periods presented on pages 46 to 56, in conformity with generally accepted accounting principles.
                                   [SIGNATURE]

           Boston, Massachusetts
           July 21, 1998

                                                                 [LOGO]

 STATEMENTS OF ASSETS AND LIABILITIES

- ------------------------------------------------------------------------------

                                                LIMITED TERM    INTERMEDIATE
                                   STABLE        GOVERNMENT      GOVERNMENT      DIVERSIFIED
                                   INCOME          INCOME          INCOME           BOND           INCOME
                                    FUND            FUND            FUND            FUND            FUND
                                -------------   -------------   -------------   -------------   -------------
ASSETS
 Investments (Note 2)
  Investments at cost.........  $ 153,173,297   $ 65,429,984    $409,456,642    $ 129,059,732   $ 294,568,081
  Net unrealized appreciation
      (depreciation)..........        154,435        426,595       9,051,191        4,949,586       5,973,364
                                -------------   -------------   -------------   -------------   -------------
 TOTAL INVESTMENTS AT VALUE...    153,327,732     65,856,579     418,507,833      134,009,318     300,541,445
 Cash collateral for
     securities loaned (Notes
     2 and 5).................              -     19,577,739     111,336,350                -      75,904,850
 Receivable for dividends,
     interest and other
     receivables..............              -        798,283       4,586,234              970       3,986,728
 Receivable for investments
     sold.....................              -              -               -                -               -
 Receivable for Fund shares
     issued...................      1,578,152         40,074         591,408          939,663         560,243
 Organization costs, net of
     amortization (Note 2)....         17,317          2,530          17,317           17,317               -
                                -------------   -------------   -------------   -------------   -------------
TOTAL ASSETS..................    154,923,201     86,275,205     535,039,142      134,967,268     380,993,266
                                -------------   -------------   -------------   -------------   -------------
LIABILITIES
 Payable for investments
     purchased................              -              -               -                -               -
 Payable for cash collateral
     security loans (Notes 2
     and 5)...................              -     19,577,739     111,336,350                -      75,904,850
 Payable for Fund shares
     redeemed.................        300,529        238,910         482,818          105,198         298,139
 Payable to Norwest and
     affiliates (Note 3)......         20,786          9,557         206,176           22,702         164,692
 Payable to other related
     parties (Note 3).........            209          5,639          12,538            4,310          13,768
 Accrued expenses and other
     liabilities..............          8,222         25,327          36,889            4,284          62,893
 Dividends payable............          1,045        305,472          16,616                -       1,467,180
                                -------------   -------------   -------------   -------------   -------------
TOTAL LIABILITIES.............        330,791     20,162,644     112,091,387          136,494      77,911,522
                                -------------   -------------   -------------   -------------   -------------
NET ASSETS....................  $ 154,592,410   $ 66,112,561    $422,947,755    $ 134,830,774   $ 303,081,744
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
COMPONENTS OF NET ASSETS
 Paid in capital..............  $ 161,290,620   $ 65,355,253    $440,239,981    $ 122,936,988   $ 309,548,295
 Undistributed (distributions
     in excess of) net
     investment income........        201,603              -         436,911        4,469,507          14,155
 Accumulated net realized gain
     (loss) from investments
     sold.....................     (7,054,248)       330,713     (26,780,328)       2,474,693     (12,454,070)
 Net unrealized appreciation
     (depreciation) from
     investments..............        154,435        426,595       9,051,191        4,949,586       5,973,364
                                -------------   -------------   -------------   -------------   -------------
NET ASSETS....................  $ 154,592,410   $ 66,112,561    $422,947,755    $ 134,830,774   $ 303,081,744
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
NET ASSETS BY SHARE CLASS
 A Shares.....................  $   8,560,633   $          -    $ 14,325,131    $           -   $   7,661,147
 B Shares.....................      1,816,509              -       8,276,537                -       4,854,758
 I Shares.....................    144,215,268     66,112,561     400,346,087      134,830,774     290,565,839
                                -------------   -------------   -------------   -------------   -------------
NET ASSETS....................  $ 154,592,410   $ 66,112,561    $422,947,755    $ 134,830,774   $ 303,081,744
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
SHARES OF BENEFICIAL INTEREST
 A Shares.....................        830,463              -       1,276,727                -         782,898
 B Shares.....................        176,371              -         738,111                -         496,903
 I Shares.....................     13,997,290      6,689,310      35,666,858        4,988,168      29,721,541
NET ASSET VALUE PER SHARE
 (Nets Assets Divided by
 Shares of Beneficial
 Interest)
 A Shares.....................  $       10.31   $          -    $      11.22    $           -   $        9.79
 B Shares.....................  $       10.30   $          -    $      11.21    $           -   $        9.77
 I Shares.....................  $       10.30   $       9.88    $      11.22    $       27.03   $        9.78
OFFERING PRICE PER SHARE
    (NAV/(1-MAXIMUM SALES
    LOAD)
 A Shares.....................  $       10.47   $          -    $      11.69    $           -   $       10.20
 B Shares.....................  $       10.30   $          -    $      11.21    $           -   $        9.77
 I Shares.....................  $       10.30   $       9.88    $      11.22    $       27.03   $        9.78
MAXIMUM SALES LOAD
 A Shares.....................          1.50%            N/A           4.00%              N/A           4.00%
 B Shares.....................            N/A            N/A             N/A              N/A             N/A
 I Shares.....................            N/A            N/A             N/A              N/A             N/A

See Notes to Financial Statements

                                                                 [LOGO]

                                                                    MAY 31, 1998

- ------------------------------------------------------------------------------

                                                                                                  MINNESOTA
                                TOTAL RETURN    LIMITED TERM      TAX-FREE        COLORADO      INTERMEDIATE      MINNESOTA
                                    BOND          TAX-FREE         INCOME         TAX-FREE        TAX-FREE        TAX-FREE
                                    FUND            FUND            FUND            FUND            FUND            FUND
                                -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
 Investments (Note 2)
  Investments at cost.........  $116,308,024    $ 52,843,983    $ 306,668,801   $  70,839,513   $196,594,108    $  67,078,296
  Net unrealized appreciation
      (depreciation)..........      (710,074)      1,096,299       18,195,697       4,336,142     11,276,962        3,251,225
                                -------------   -------------   -------------   -------------   -------------   -------------
 TOTAL INVESTMENTS AT VALUE...   115,597,950      53,940,282      324,864,498      75,175,655    207,871,070       70,329,521
 Cash collateral for
     securities loaned (Notes
     2 and 5).................             -               -                -               -              -                -
 Receivable for dividends,
     interest and other
     receivables..............             -         994,540        6,234,308       1,384,554      3,340,635          938,761
 Receivable for investments
     sold.....................             -               -        5,676,153               -              -                -
 Receivable for Fund shares
     issued...................        93,227         238,690          408,799         394,899        355,000          426,907
 Organization costs, net of
     amortization (Note 2)....         3,814               -                -               -          2,530                -
                                -------------   -------------   -------------   -------------   -------------   -------------
TOTAL ASSETS..................   115,694,991      55,173,512      337,183,758      76,955,108    211,569,235       71,695,189
                                -------------   -------------   -------------   -------------   -------------   -------------
LIABILITIES
 Payable for investments
     purchased................             -               -        2,226,065         977,540        750,000          500,000
 Payable for cash collateral
     security loans (Notes 2
     and 5)...................             -               -                -               -              -                -
 Payable for Fund shares
     redeemed.................       431,650         361,414          645,225           5,596        119,208           61,935
 Payable to Norwest and
     affiliates (Note 3)......         2,921          19,316          123,386          23,029         81,306           20,033
 Payable to other related
     parties (Note 3).........           171           6,459           29,813           9,435          6,993            8,802
 Accrued expenses and other
     liabilities..............        14,654          10,826           54,372          15,312         67,093           96,327
 Dividends payable............       483,787         173,089        1,180,064         172,583        859,538          126,236
                                -------------   -------------   -------------   -------------   -------------   -------------
TOTAL LIABILITIES.............       933,183         571,104        4,258,925       1,203,495      1,884,138          813,333
                                -------------   -------------   -------------   -------------   -------------   -------------
NET ASSETS....................  $114,761,808    $ 54,602,408    $ 332,924,833   $  75,751,613   $209,685,097    $  70,881,856
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------
COMPONENTS OF NET ASSETS
 Paid in capital..............  $113,037,676    $ 53,643,830    $ 319,094,870   $  71,968,873   $198,169,405    $  67,876,931
 Undistributed (distributions
     in excess of) net
     investment income........       (15,111)              -         (509,881)              -              -          (41,761)
 Accumulated net realized gain
     (loss) from investments
     sold.....................     2,449,317        (137,721)      (3,855,853)       (553,402)       238,730         (204,539)
 Net unrealized appreciation
     (depreciation) from
     investments..............      (710,074)      1,096,299       18,195,697       4,336,142     11,276,962        3,251,225
                                -------------   -------------   -------------   -------------   -------------   -------------
NET ASSETS....................  $114,761,808    $ 54,602,408    $ 332,924,833   $  75,751,613   $209,685,097    $  70,881,856
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------
NET ASSETS BY SHARE CLASS
 A Shares.....................  $  3,029,837    $          -    $  35,120,669   $  34,253,605   $          -    $  33,596,807
 B Shares.....................     2,648,226               -       11,070,063       9,155,647              -       16,549,424
 I Shares.....................   109,083,745      54,602,408      286,734,101      32,342,361    209,685,097       20,735,625
                                -------------   -------------   -------------   -------------   -------------   -------------
NET ASSETS....................  $114,761,808    $ 54,602,408    $ 332,924,833   $  75,751,613   $209,685,097    $  70,881,856
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------
SHARES OF BENEFICIAL INTEREST
 A Shares.....................       314,635               -        3,332,933       3,203,431              -        3,040,821
 B Shares.....................       274,524               -        1,050,353         855,231              -        1,498,165
 I Shares.....................    11,313,696       5,156,597       27,195,137       3,024,183     20,910,720        1,876,678
NET ASSET VALUE PER SHARE
 (Nets Assets Divided by
 Shares of Beneficial
 Interest)
 A Shares.....................  $       9.63    $          -    $       10.54   $       10.69   $          -    $       11.05
 B Shares.....................  $       9.65    $          -    $       10.54   $       10.71   $          -    $       11.05
 I Shares.....................  $       9.64    $      10.59    $       10.54   $       10.69   $      10.03    $       11.05
OFFERING PRICE PER SHARE
    (NAV/(1-MAXIMUM SALES
    LOAD)
 A Shares.....................  $      10.03    $          -    $       10.98   $       11.14   $          -    $       11.51
 B Shares.....................  $       9.65    $          -    $       10.54   $       10.71   $          -    $       11.05
 I Shares.....................  $       9.64    $      10.59    $       10.54   $       10.69   $      10.03    $       11.05
MAXIMUM SALES LOAD
 A Shares.....................         4.00%             N/A            4.00%           4.00%            N/A            4.00%
 B Shares.....................           N/A             N/A              N/A             N/A            N/A              N/A
 I Shares.....................           N/A             N/A              N/A             N/A            N/A              N/A


                                  STRATEGIC
                                   INCOME
                                    FUND
                                -------------
ASSETS
 Investments (Note 2)
  Investments at cost.........  $ 212,814,996
  Net unrealized appreciation
      (depreciation)..........     22,914,227
                                -------------
 TOTAL INVESTMENTS AT VALUE...    235,729,223
 Cash collateral for
     securities loaned (Notes
     2 and 5).................              -
 Receivable for dividends,
     interest and other
     receivables..............              -
 Receivable for investments
     sold.....................              -
 Receivable for Fund shares
     issued...................        365,473
 Organization costs, net of
     amortization (Note 2)....         17,317
                                -------------
TOTAL ASSETS..................    236,112,013
                                -------------
LIABILITIES
 Payable for investments
     purchased................              -
 Payable for cash collateral
     security loans (Notes 2
     and 5)...................              -
 Payable for Fund shares
     redeemed.................        762,521
 Payable to Norwest and
     affiliates (Note 3)......         62,380
 Payable to other related
     parties (Note 3).........          7,241
 Accrued expenses and other
     liabilities..............         26,034
 Dividends payable............              -
                                -------------
TOTAL LIABILITIES.............        858,176
                                -------------
NET ASSETS....................  $ 235,253,837
                                -------------
                                -------------
COMPONENTS OF NET ASSETS
 Paid in capital..............  $ 204,844,526
 Undistributed (distributions
     in excess of) net
     investment income........      5,557,090
 Accumulated net realized gain
     (loss) from investments
     sold.....................      1,937,994
 Net unrealized appreciation
     (depreciation) from
     investments..............     22,914,227
                                -------------
NET ASSETS....................  $ 235,253,837
                                -------------
                                -------------
NET ASSETS BY SHARE CLASS
 A Shares.....................  $           -
 B Shares.....................              -
 I Shares.....................    235,253,837
                                -------------
NET ASSETS....................  $ 235,253,837
                                -------------
                                -------------
SHARES OF BENEFICIAL INTEREST
 A Shares.....................              -
 B Shares.....................              -
 I Shares.....................     12,026,676
NET ASSET VALUE PER SHARE
 (Nets Assets Divided by
 Shares of Beneficial
 Interest)
 A Shares.....................  $           -
 B Shares.....................  $           -
 I Shares.....................  $       19.56
OFFERING PRICE PER SHARE
    (NAV/(1-MAXIMUM SALES
    LOAD)
 A Shares.....................  $           -
 B Shares.....................  $           -
 I Shares.....................  $       19.56
MAXIMUM SALES LOAD
 A Shares.....................            N/A
 B Shares.....................            N/A
 I Shares.....................            N/A

                                                                 [LOGO]

 STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

- ------------------------------------------------------------------------------

                                                                 AGGRESSIVE
                                  MODERATE         GROWTH         BALANCED-                         INCOME         VALUGROWTH
                                  BALANCED        BALANCED         EQUITY           INDEX           EQUITY            STOCK
                                    FUND            FUND            FUND            FUND             FUND             FUND
                                -------------   -------------   -------------   -------------   ---------------   -------------
ASSETS
 Investments (Note 2)
  Investments at cost.........  $ 370,612,330   $ 485,236,203   $  8,457,459    $ 543,775,057   $ 1,016,081,095   $468,089,897
  Net unrealized appreciation
     (depreciation)...........     95,499,121     180,892,326        363,399      242,644,714       340,345,590    176,005,920
                                -------------   -------------   -------------   -------------   ---------------   -------------
 TOTAL INVESTMENTS AT VALUE...    466,111,451     666,128,529      8,820,858      786,419,771     1,356,426,685    644,095,817
 Cash collateral for
     securities loaned (Notes
     2 and 5).................              -               -              -                -                 -    152,027,585
 Receivable for dividends,
     interest and other
     receivables..............              -           2,256             21              253                 -        999,493
 Receivable for investments
     sold.....................              -               -              -                -                 -      2,799,200
 Receivable for Fund shares
     issued...................        289,077         501,932         50,208        1,989,754         1,927,441        223,477
 Organization costs, net of
     amortization (Note 2)....         17,317          17,317         12,226           17,317            17,318              -
                                -------------   -------------   -------------   -------------   ---------------   -------------
TOTAL ASSETS..................    466,417,845     666,650,034      8,883,313      788,427,095     1,358,371,444    800,145,572
                                -------------   -------------   -------------   -------------   ---------------   -------------
LIABILITIES
 Payable for investments
     purchased................              -               -              -                -                 -              -
 Payable for cash collateral
     security loans (Notes 2
     and 5)...................              -               -              -                -                 -    152,027,585
 Payable for Fund shares
     redeemed.................      1,867,411         623,385          1,438        4,133,387           798,141      1,541,422
 Payable to Norwest and
     affiliates (Note 3)......        141,792         208,987              -                -           278,492        480,754
 Payable to other related
     parties (Note 3).........         11,501          23,903              -           25,590            97,682         69,519
 Accrued expenses and other
     liabilities..............         13,406          35,804         10,006           62,705           274,704        160,267
 Dividends payable............              -               -              -                -             8,114         96,162
                                -------------   -------------   -------------   -------------   ---------------   -------------
TOTAL LIABILITIES.............      2,034,110         892,079         11,444        4,221,682         1,457,133    154,375,709
                                -------------   -------------   -------------   -------------   ---------------   -------------
NET ASSETS....................  $ 464,383,735   $ 665,757,955   $  8,871,869    $ 784,205,413   $ 1,356,914,311   $645,769,863
                                -------------   -------------   -------------   -------------   ---------------   -------------
                                -------------   -------------   -------------   -------------   ---------------   -------------
COMPONENTS OF NET ASSETS
 Paid in capital..............  $ 353,522,130   $ 467,280,720   $  8,483,035    $ 533,652,960   $ 1,008,842,590   $538,928,835
 Undistributed (distributions
     in excess of) net
     investment income........      9,151,144       7,652,666         35,981        5,167,381         3,083,891        288,928
 Accumulated net realized gain
     (loss) from investments
     sold.....................      6,211,340       9,932,243        (10,546)       2,740,358         4,642,241     65,767,735
 Net unrealized appreciation
     (depreciation) from
     investments..............     95,499,121     180,892,326        363,399      242,644,714       340,345,589     40,784,365
                                -------------   -------------   -------------   -------------   ---------------   -------------
NET ASSETS....................  $ 464,383,735   $ 665,757,955   $  8,871,869    $ 784,205,413   $ 1,356,914,311   $645,769,863
                                -------------   -------------   -------------   -------------   ---------------   -------------
                                -------------   -------------   -------------   -------------   ---------------   -------------
NET ASSETS BY SHARE CLASS
 A Shares.....................  $           -   $           -   $          -    $           -   $    75,143,699   $ 27,770,996
 B Shares.....................              -               -              -                -        67,385,248      8,942,632
 I Shares.....................    464,383,735     665,757,955      8,871,869      784,205,413     1,214,385,364    609,056,235
                                -------------   -------------   -------------   -------------   ---------------   -------------
NET ASSETS....................  $ 464,383,735   $ 665,757,955   $  8,871,869    $ 784,205,413   $ 1,356,914,311   $645,769,863
                                -------------   -------------   -------------   -------------   ---------------   -------------
                                -------------   -------------   -------------   -------------   ---------------   -------------
SHARES OF BENEFICIAL INTEREST
 A Shares.....................              -               -              -                -         1,824,483      1,060,700
 B Shares.....................              -               -              -                -         1,638,756        350,468
 I Shares.....................     20,208,229      23,726,741        803,338       16,914,840        29,487,952     23,293,762
NET ASSET VALUE PER SHARE
 (Nets Assets Divided by
 Shares of Beneficial
 Interest)
 A Shares.....................  $           -   $           -   $          -    $           -   $         41.19   $      26.18
 B Shares.....................  $           -   $           -   $          -    $           -   $         41.12   $      25.52
 I Shares.....................  $       22.98   $       28.06   $      11.04    $       46.36   $         41.18   $      26.15
OFFERING PRICE PER SHARE
    (NAV/(1-MAXIMUM SALES
    LOAD)
 A Shares.....................  $           -   $           -   $          -    $           -   $         43.59   $      27.70
 B Shares.....................  $           -   $           -   $          -    $           -   $         41.12   $      25.52
 I Shares.....................  $       22.98   $       28.06   $      11.04    $       46.36   $         41.18   $      26.15
MAXIMUM SALES LOAD
 A Shares.....................            N/A             N/A            N/A              N/A             5.50%          5.50%
 B Shares.....................            N/A             N/A            N/A              N/A               N/A            N/A
 I Shares.....................            N/A             N/A            N/A              N/A               N/A            N/A

See Notes to Financial Statements

                                                                 [LOGO]

                                                                    MAY 31, 1998

- ------------------------------------------------------------------------------

                                                                        LARGE                           SMALL           SMALL
                                  DIVERSIFIED         GROWTH           COMPANY       DIVERSIFIED       COMPANY           CAP
                                    EQUITY            EQUITY           GROWTH         SMALL CAP         STOCK       OPPORTUNITIES
                                     FUND              FUND             FUND            FUND            FUND            FUND
                                ---------------   ---------------   -------------   -------------   -------------   -------------
ASSETS
 Investments (Note 2)
  Investments at cost.........  $ 1,036,588,753   $   775,275,086   $ 154,903,429   $ 12,556,265    $ 127,103,449   $267,193,672
  Net unrealized appreciation
     (depreciation)...........      626,614,760       297,201,851      77,156,496       (189,622)       1,381,337     30,657,298
                                ---------------   ---------------   -------------   -------------   -------------   -------------
 TOTAL INVESTMENTS AT VALUE...    1,663,203,513     1,072,476,937     232,059,925     12,366,643      128,484,786    297,850,970
 Cash collateral for
     securities loaned (Notes
     2 and 5).................                -                 -               -              -                -              -
 Receivable for dividends,
     interest and other
     receivables..............                -                 -               -            302                -         27,077
 Receivable for investments
     sold.....................                -                 -               -              -                -              -
 Receivable for Fund shares
     issued...................        1,698,934         2,010,271         566,013        222,452           37,005        360,821
 Organization costs, net of
     amortization (Note 2)....           17,317            17,317          17,317          3,191            3,814              -
                                ---------------   ---------------   -------------   -------------   -------------   -------------
TOTAL ASSETS..................    1,664,919,764     1,074,504,525     232,643,255     12,592,588      128,525,605    298,238,868
                                ---------------   ---------------   -------------   -------------   -------------   -------------
LIABILITIES
 Payable for investments
     purchased................                -                 -               -              -                -              -
 Payable for cash collateral
     security loans (Notes 2
     and 5)...................                -                 -               -              -                -              -
 Payable for Fund shares
     redeemed.................        5,856,230         2,565,330          57,663         35,290        1,550,622        223,333
 Payable to Norwest and
     affiliates (Note 3)......          564,307           406,234          47,438              -           15,318        103,025
 Payable to other related
     parties (Note 3).........           97,729            46,468          12,745              -              691         18,899
 Accrued expenses and other
     liabilities..............          159,836            48,331          26,184          6,133           16,589         56,707
 Dividends payable............            1,231             5,162               -              -            5,259              -
                                ---------------   ---------------   -------------   -------------   -------------   -------------
TOTAL LIABILITIES.............        6,679,333         3,071,525         144,030         41,423        1,588,479        401,964
                                ---------------   ---------------   -------------   -------------   -------------   -------------
NET ASSETS....................  $ 1,658,240,431   $ 1,071,433,000   $ 232,499,225   $ 12,551,165    $ 126,937,126   $297,836,904
                                ---------------   ---------------   -------------   -------------   -------------   -------------
                                ---------------   ---------------   -------------   -------------   -------------   -------------
COMPONENTS OF NET ASSETS
 Paid in capital..............  $ 1,001,823,383   $   728,905,416   $ 152,928,762   $ 12,830,921    $ 127,471,616   $266,933,221
 Undistributed (distributions
     in excess of) net
     investment income........        6,542,972           188,975               -          2,549                -              -
 Accumulated net realized gain
     (loss) from investments
     sold.....................       23,259,316        45,136,758       2,413,967        (92,683)      (1,915,871)       246,385
 Net unrealized appreciation
     (depreciation) from
     investments..............      626,614,760       297,201,851      77,156,496       (189,622)       1,381,381     30,657,298
                                ---------------   ---------------   -------------   -------------   -------------   -------------
NET ASSETS....................  $ 1,658,240,431   $ 1,071,433,000   $ 232,499,225   $ 12,551,165    $ 126,937,126   $297,836,904
                                ---------------   ---------------   -------------   -------------   -------------   -------------
                                ---------------   ---------------   -------------   -------------   -------------   -------------
NET ASSETS BY SHARE CLASS
 A Shares.....................  $    56,349,583   $    21,567,222   $           -   $          -    $   8,425,570   $  6,869,528
 B Shares.....................       81,547,567        16,615,229               -              -        5,798,713      6,139,544
 I Shares.....................    1,520,343,281     1,033,250,549     232,499,225     12,551,165      112,712,843    284,827,832
                                ---------------   ---------------   -------------   -------------   -------------   -------------
NET ASSETS....................  $ 1,658,240,431   $ 1,071,433,000   $ 232,499,225   $ 12,551,165    $ 126,937,126   $297,836,904
                                ---------------   ---------------   -------------   -------------   -------------   -------------
                                ---------------   ---------------   -------------   -------------   -------------   -------------
SHARES OF BENEFICIAL INTEREST
 A Shares.....................        1,308,622           603,693               -              -          701,993        291,083
 B Shares.....................        1,910,091           471,669               -              -          501,468        263,316
 I Shares.....................       35,309,777        28,923,928       5,820,560      1,192,923        9,446,445     12,066,360
NET ASSET VALUE PER SHARE
 (Nets Assets Divided by
 Shares of Beneficial
 Interest)
 A Shares.....................  $         43.06   $         35.73   $           -   $          -    $       12.00   $      23.60
 B Shares.....................  $         42.69   $         35.23   $           -   $          -    $       11.56   $      23.32
 I Shares.....................  $         43.06   $         35.72   $       39.94   $      10.52    $       11.93   $      23.61
OFFERING PRICE PER SHARE
    (NAV/(1-MAXIMUM SALES
    LOAD)
 A Shares.....................  $         45.57   $         37.81   $           -   $          -    $       12.70   $      24.97
 B Shares.....................  $         42.69   $         35.23   $           -   $          -    $       11.56   $      23.32
 I Shares.....................  $         43.06   $         35.72   $       39.94   $      10.52    $       11.93   $      23.61
MAXIMUM SALES LOAD
 A Shares.....................            5.50%             5.50%             N/A            N/A            5.50%          5.50%
 B Shares.....................              N/A               N/A             N/A            N/A              N/A            N/A
 I Shares.....................              N/A               N/A             N/A            N/A              N/A            N/A


                                    SMALL
                                   COMPANY       CONTRARIAN
                                   GROWTH           STOCK       INTERNATIONAL
                                    FUND            FUND            FUND
                                -------------   -------------   -------------
ASSETS
 Investments (Note 2)
  Investments at cost.........  $ 681,042,796   $  3,105,301    $230,045,859
  Net unrealized appreciation
     (depreciation)...........     68,646,409        532,387      55,379,523
                                -------------   -------------   -------------
 TOTAL INVESTMENTS AT VALUE...    749,689,205      3,637,688     285,425,382
 Cash collateral for
     securities loaned (Notes
     2 and 5).................              -        408,445               -
 Receivable for dividends,
     interest and other
     receivables..............              -          4,684               -
 Receivable for investments
     sold.....................              -              -               -
 Receivable for Fund shares
     issued...................        262,317              -         151,367
 Organization costs, net of
     amortization (Note 2)....         17,317          3,814          17,317
                                -------------   -------------   -------------
TOTAL ASSETS..................    749,968,839      4,054,631     285,594,066
                                -------------   -------------   -------------
LIABILITIES
 Payable for investments
     purchased................              -              -               -
 Payable for cash collateral
     security loans (Notes 2
     and 5)...................              -        408,445               -
 Payable for Fund shares
     redeemed.................      1,335,436          6,584         115,836
 Payable to Norwest and
     affiliates (Note 3)......        160,604              -         182,430
 Payable to other related
     parties (Note 3).........         69,600              -          23,846
 Accrued expenses and other
     liabilities..............        133,810           (988)         18,023
 Dividends payable............              -              -               -
                                -------------   -------------   -------------
TOTAL LIABILITIES.............      1,699,450        414,041         340,135
                                -------------   -------------   -------------
NET ASSETS....................  $ 748,269,389   $  3,640,590    $285,253,931
                                -------------   -------------   -------------
                                -------------   -------------   -------------
COMPONENTS OF NET ASSETS
 Paid in capital..............  $ 630,196,203   $  3,717,886    $225,730,480
 Undistributed (distributions
     in excess of) net
     investment income........              -              -       1,993,474
 Accumulated net realized gain
     (loss) from investments
     sold.....................     49,426,777       (609,683)      2,150,454
 Net unrealized appreciation
     (depreciation) from
     investments..............     68,646,409        532,387      55,379,523
                                -------------   -------------   -------------
NET ASSETS....................  $ 748,269,389   $  3,640,590    $285,253,931
                                -------------   -------------   -------------
                                -------------   -------------   -------------
NET ASSETS BY SHARE CLASS
 A Shares.....................  $           -   $          -    $  3,341,739
 B Shares.....................              -              -       2,245,447
 I Shares.....................    748,269,389      3,640,590     279,666,745
                                -------------   -------------   -------------
NET ASSETS....................  $ 748,269,389   $  3,640,590    $285,253,931
                                -------------   -------------   -------------
                                -------------   -------------   -------------
SHARES OF BENEFICIAL INTEREST
 A Shares.....................              -              -         140,185
 B Shares.....................              -              -          94,749
 I Shares.....................     22,208,195        332,988      11,724,494
NET ASSET VALUE PER SHARE
 (Nets Assets Divided by
 Shares of Beneficial
 Interest)
 A Shares.....................  $           -   $          -    $      23.84
 B Shares.....................  $           -   $          -    $      23.70
 I Shares.....................  $       33.69   $      10.93    $      23.85
OFFERING PRICE PER SHARE
    (NAV/(1-MAXIMUM SALES
    LOAD)
 A Shares.....................  $           -   $          -    $      25.23
 B Shares.....................  $           -   $          -    $      23.70
 I Shares.....................  $       33.69   $      10.93    $      23.85
MAXIMUM SALES LOAD
 A Shares.....................            N/A            N/A           5.50%
 B Shares.....................            N/A            N/A             N/A
 I Shares.....................            N/A            N/A             N/A

                                                                 [LOGO]

 STATEMENTS OF OPERATIONS

- ------------------------------------------------------------------------------

                                                  LIMITED TERM    INTERMEDIATE
                                    STABLE         GOVERNMENT      GOVERNMENT       DIVERSIFIED                      TOTAL RETURN
                                    INCOME           INCOME          INCOME            BOND            INCOME            BOND
                                     FUND             FUND            FUND             FUND             FUND             FUND
                                 -------------    ------------    -------------    -------------    -------------   --------------
INVESTMENT INCOME
 Interest income..............   $   8,575,225    $ 2,631,549     $ 27,933,414     $  10,032,656    $  19,786,506     $  8,763,142
 Dividend income..............               -              -                -                 -                -                -
 Securities lending income
     (Notes 2 and 5)..........          19,371         12,944           78,101            37,121           74,088           60,220
 Net expenses from Portfolios
     (Note 1).................        (505,824)             -                -          (643,196)               -         (609,422)
                                 -------------    ------------    -------------    -------------    -------------   --------------
 TOTAL INVESTMENT INCOME......       8,088,772      2,644,493       28,011,515         9,426,581       19,860,594        8,213,940
                                 -------------    ------------    -------------    -------------    -------------   --------------
EXPENSES
 Advisory (Note 3)............               -        141,185        1,315,676                 -        1,404,711                -
 Management and Administration
     (Note 3).................          78,116         42,784          394,778           466,115          280,942           75,268
 Transfer agent (Note 3)......               -              -                -           376,973                -                -
  A Shares....................          23,040              -           32,096                 -           14,457            7,832
  B Shares....................           3,563              -           21,542                 -            9,916            6,141
  I Shares....................         312,209        106,958          943,087                 -          677,983          306,329
 Custody (Note 3).............               -          8,557                -                 -           43,094                -
 Accounting (Note 3)..........          37,500         33,000           84,000            13,500           89,000           37,500
 Legal (Note 3)...............           2,288            387            6,889             2,466            6,329           14,221
 Compliance...................          40,779         29,971           41,964            12,809           38,575           28,157
 Audit........................           9,908         12,288           16,439             5,060           10,564            5,551
 Trustees.....................           1,713            384            5,153             2,038            3,604            1,704
 Reporting....................               -              -                -                 -                -                -
 Distribution fees - B Shares
     (Note 3).................          14,253              -           86,167                 -           39,664           24,563
 Amortization of organization
     costs (Note 2)...........          11,920            389           11,920            11,920                -            6,539
 Miscellaneous................          22,256          5,473           45,035            10,118           37,233           15,058
                                 -------------    ------------    -------------    -------------    -------------   --------------
 TOTAL EXPENSES...............         557,545        381,376        3,004,746           900,999        2,656,072          528,863
  FEES WAIVED AND EXPENSES
      REIMBURSED (NOTE 3).....        (171,842)      (209,288)        (229,516)         (488,659)        (519,647)        (159,119)
                                 -------------    ------------    -------------    -------------    -------------   --------------
 NET EXPENSES.................         385,703        172,088        2,775,230           412,340        2,136,425          369,744
                                 -------------    ------------    -------------    -------------    -------------   --------------
 NET INVESTMENT INCOME
     (LOSS)...................       7,703,069      2,472,405       25,236,285         9,014,241       17,724,169        7,844,196
                                 -------------    ------------    -------------    -------------    -------------   --------------
 NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
    Net Realized Gain (Loss)
        on Securities.........               -        382,561          590,854                 -        5,713,653                -
      Investments in
          Portfolios (Note
          1)..................         180,042              -                -         3,385,362                -        3,752,024
      Foreign currency
          transactions from
          investments in
          Portfolios..........               -              -                -                 -                -                -
      Financial futures
          transactions from
          investments in
          Portfolios..........               -              -                -                 -                -                -
                                 -------------    ------------    -------------    -------------    -------------   --------------
      Net Realized Gain (Loss)
          on Investments......         180,042        382,561          590,854         3,385,362        5,713,653        3,752,024
                                 -------------    ------------    -------------    -------------    -------------   --------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Securities............               -        426,595       12,638,932                 -        8,900,463                -
      Investments in
          Portfolios (Note
          1)..................         280,340              -                -         5,676,343                -          120,524
      Foreign currency
          transactions from
          investments in
          Portfolios..........               -              -                -                 -                -                -
      Financial futures
          transactions from
          investments in
          Portfolios..........               -              -                -                 -                -                -
                                 -------------    ------------    -------------    -------------    -------------   --------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Investments...........         280,340        426,595       12,638,932         5,676,343        8,900,463          120,524
                                 -------------    ------------    -------------    -------------    -------------   --------------
NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS.......         460,382        809,156       13,229,786         9,061,705       14,614,116        3,872,548
                                 -------------    ------------    -------------    -------------    -------------   --------------
INCREASE IN NET ASSETS
    RESULTING FROM
    OPERATIONS................   $   8,163,451    $ 3,281,561     $ 38,466,071     $  18,075,946    $  32,338,285     $ 11,716,744
                                 -------------    ------------    -------------    -------------    -------------   --------------
                                 -------------    ------------    -------------    -------------    -------------   --------------

(a) Beginning of Period.......     Jun 1, 1997    Oct 1, 1997      Jun 1, 1997       Jun 1, 1997      Jun 1, 1997      Jun 1, 1997

See Notes to Financial Statements

                                                                 [LOGO]

                                           FOR THE PERIOD ENDED MAY 31, 1998 (A)

- ------------------------------------------------------------------------------

                                                                                    MINNESOTA
                                LIMITED TERM      TAX-FREE        COLORADO        INTERMEDIATE          MINNESOTA
                                  TAX-FREE         INCOME         TAX-FREE          TAX-FREE            TAX-FREE
                                    FUND            FUND            FUND              FUND                FUND
                                -------------   -------------   -------------   -----------------   -----------------
INVESTMENT INCOME
 Interest income..............  $   2,484,741    $ 17,824,401    $  3,725,440     $  7,841,610        $     3,239,158
 Dividend income..............              -               -               -                -                      -
 Securities lending income
     (Notes 2 and 5)..........              -               -               -                -                      -
 Net expenses from Portfolios
     (Note 1).................              -               -               -                -                      -
                                -------------   -------------   -------------   -----------------   -----------------
 TOTAL INVESTMENT INCOME......      2,484,741      17,824,401       3,725,440        7,841,610              3,239,158
                                -------------   -------------   -------------   -----------------   -----------------
EXPENSES
 Advisory (Note 3)............        242,621       1,566,676         332,299          348,564                298,301
 Management and Administration
     (Note 3).................         48,524         313,284          66,460          139,426                 59,660
 Transfer agent (Note 3)......              -               -               -                -                      -
  A Shares....................              -          77,446          76,699                -                 75,450
  B Shares....................              -          22,777          19,758                -                 33,808
  I Shares....................        121,311         683,116          69,693          348,564                 39,893
 Custody (Note 3).............          9,705          46,334          13,292           23,929                 11,932
 Accounting (Note 3)..........         38,000          91,000          62,000           39,000                 64,000
 Legal (Note 3)...............            680           4,957           1,837            5,500                  2,489
 Compliance...................         14,584          40,368           5,947           60,733                  8,983
 Audit........................         11,819          11,917           7,744           11,240                 11,539
 Trustees.....................            601           4,007             842            1,256                    733
 Reporting....................              -               -               -                -                      -
 Distribution fees - B Shares
     (Note 3).................              -          91,106          79,031                -                135,230
 Amortization of organization
     costs (Note 2)...........              -               -               -              389                      -
 Miscellaneous................         14,121          61,634          25,792           27,308                 29,054
                                -------------   -------------   -------------   -----------------   -----------------
 TOTAL EXPENSES...............        501,966       3,014,622         761,394        1,005,909                771,072
  FEES WAIVED AND EXPENSES
      REIMBURSED (NOTE 3).....       (186,579)     (1,066,660)       (303,438)        (169,417)              (311,754)
                                -------------   -------------   -------------   -----------------   -----------------
 NET EXPENSES.................        315,387       1,947,962         457,956          836,492                459,318
                                -------------   -------------   -------------   -----------------   -----------------
 NET INVESTMENT INCOME
     (LOSS)...................      2,169,354      15,876,439       3,267,484        7,005,118              2,779,840
                                -------------   -------------   -------------   -----------------   -----------------
 NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
    Net Realized Gain (Loss)
        on Securities.........        (40,641)      5,515,394         477,006          329,218                348,871
      Investments in
          Portfolios (Note
          1)..................              -               -               -                -                      -
      Foreign currency
          transactions from
          investments in
          Portfolios..........              -               -               -                -                      -
      Financial futures
          transactions from
          investments in
          Portfolios..........              -               -               -                -                      -
                                -------------   -------------   -------------   -----------------   -----------------
      Net Realized Gain (Loss)
          on Investments......        (40,641)      5,515,394         477,006          329,218                348,871
                                -------------   -------------   -------------   -----------------   -----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Securities............        949,055       8,997,364       2,416,938       11,276,962              2,099,959
      Investments in
          Portfolios (Note
          1)..................              -               -               -                -                      -
      Foreign currency
          transactions from
          investments in
          Portfolios..........              -               -               -                -                      -
      Financial futures
          transactions from
          investments in
          Portfolios..........              -               -               -                -                      -
                                -------------   -------------   -------------   -----------------   -----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Investments...........        949,055       8,997,364       2,416,938       11,276,962              2,099,959
                                -------------   -------------   -------------   -----------------   -----------------
NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS.......        908,414      14,512,758       2,893,944       11,606,180              2,448,830
                                -------------   -------------   -------------   -----------------   -----------------
INCREASE IN NET ASSETS
    RESULTING FROM
    OPERATIONS................  $   3,077,768    $ 30,389,197    $  6,161,428     $ 18,611,298        $     5,228,670
                                -------------   -------------   -------------   -----------------   -----------------
                                -------------   -------------   -------------   -----------------   -----------------

(a) Beginning of Period.......    Jun 1, 1997     Jun 1, 1997     Jun 1, 1997      Oct 1, 1997            Jun 1, 1997


                                    STRATEGIC           MODERATE             GROWTH
                                     INCOME             BALANCED            BALANCED
                                      FUND                FUND                FUND
                                -----------------   -----------------   -----------------
INVESTMENT INCOME
 Interest income..............    $     8,824,834     $    16,585,871     $    13,867,878
 Dividend income..............            597,402           2,540,292           5,313,422
 Securities lending income
     (Notes 2 and 5)..........             36,915             112,025             170,507
 Net expenses from Portfolios
     (Note 1).................           (747,263)         (2,043,920)         (2,984,394)
                                -----------------   -----------------   -----------------
 TOTAL INVESTMENT INCOME......          8,711,888          17,194,268          16,367,413
                                -----------------   -----------------   -----------------
EXPENSES
 Advisory (Note 3)............                  -                   -                   -
 Management and Administration
     (Note 3).................            549,267           1,326,744           1,786,062
 Transfer agent (Note 3)......            448,465           1,080,476           1,459,632
  A Shares....................                  -                   -                   -
  B Shares....................                  -                   -                   -
  I Shares....................                  -                   -                   -
 Custody (Note 3).............                  -                   -                   -
 Accounting (Note 3)..........             14,500              13,500              13,500
 Legal (Note 3)...............              3,471               8,360              10,298
 Compliance...................             41,454              23,338              47,463
 Audit........................              5,574               5,678               5,734
 Trustees.....................              2,105               5,527               7,234
 Reporting....................                  -                   -                   -
 Distribution fees - B Shares
     (Note 3).................                  -                   -                   -
 Amortization of organization
     costs (Note 2)...........             11,920              11,920              11,920
 Miscellaneous................             17,905              36,848              48,069
                                -----------------   -----------------   -----------------
 TOTAL EXPENSES...............          1,094,661           2,512,391           3,389,912
  FEES WAIVED AND EXPENSES
      REIMBURSED (NOTE 3).....           (406,067)           (751,036)           (942,647)
                                -----------------   -----------------   -----------------
 NET EXPENSES.................            688,594           1,761,355           2,447,265
                                -----------------   -----------------   -----------------
 NET INVESTMENT INCOME
     (LOSS)...................          8,023,294          15,432,913          13,920,148
                                -----------------   -----------------   -----------------
 NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
    Net Realized Gain (Loss)
        on Securities.........                  -                   -                   -
      Investments in
          Portfolios (Note
          1)..................          4,002,567          16,374,147          27,523,368
      Foreign currency
          transactions from
          investments in
          Portfolios..........             31,173             127,983             232,499
      Financial futures
          transactions from
          investments in
          Portfolios..........            150,860             693,347           1,202,823
                                -----------------   -----------------   -----------------
      Net Realized Gain (Loss)
          on Investments......          4,184,600          17,195,477          28,958,690
                                -----------------   -----------------   -----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Securities............                  -                   -                   -
      Investments in
          Portfolios (Note
          1)..................         10,896,378          35,268,764          67,658,980
      Foreign currency
          transactions from
          investments in
          Portfolios..........             (9,830)            (34,232)            (28,152)
      Financial futures
          transactions from
          investments in
          Portfolios..........            (53,605)           (264,531)           (330,277)
                                -----------------   -----------------   -----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Investments...........         10,832,943          34,970,001          67,300,551
                                -----------------   -----------------   -----------------
NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS.......         15,017,543          52,165,478          96,259,241
                                -----------------   -----------------   -----------------
INCREASE IN NET ASSETS
    RESULTING FROM
    OPERATIONS................    $    23,040,837     $    67,598,391     $   110,179,389
                                -----------------   -----------------   -----------------
                                -----------------   -----------------   -----------------
(a) Beginning of Period.......        Jun 1, 1997         Jun 1, 1997         Jun 1, 1997

                                                                 [LOGO]

 STATEMENTS OF OPERATIONS (CONCLUDED)

- ------------------------------------------------------------------------------

                                  AGGRESSIVE
                                   BALANCED-                          INCOME         VALUGROWTH       DIVERSIFIED
                                    EQUITY            INDEX           EQUITY            STOCK           EQUITY
                                     FUND             FUND             FUND             FUND             FUND
                                 -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME
 Interest income..............   $      32,911    $   1,259,434    $     862,070    $  1,010,671     $   2,838,104
 Dividend income..............          28,853        9,408,796       22,280,841       7,006,424        20,472,824
 Securities lending income
     (Notes 2 and 5)..........             706          203,341          170,078         112,006           483,095
 Net expenses from Portfolios
     (Note 1).................         (12,839)      (1,131,646)      (5,315,679)              -        (8,247,260)
                                 -------------    -------------    -------------    -------------    -------------
 TOTAL INVESTMENT INCOME......          49,631        9,739,925       17,997,310       8,129,101        15,546,763
                                 -------------    -------------    -------------    -------------    -------------
EXPENSES
 Advisory (Note 3)............               -                -                -       4,141,066                 -
 Management and Administration
     (Note 3).................           7,251          338,880          547,178         530,300         4,510,187
 Transfer agent (Note 3)......           6,043        1,525,921                -               -                 -
  A Shares....................               -                -          143,905          57,240           100,022
  B Shares....................               -                -          120,266          19,407           141,839
  I Shares....................               -                -        2,294,822       1,249,103         3,481,810
 Custody (Note 3).............               -                -                -          68,030                 -
 Accounting (Note 3)..........           9,468           13,500           37,500          77,500            37,500
 Legal (Note 3)...............           1,025            8,903           15,199           6,635            27,929
 Compliance...................          12,143           71,919          228,500         152,195            94,513
 Audit........................           5,002            5,259           13,986           9,542             6,067
 Trustees.....................              15            7,368           11,074           5,518            18,488
 Reporting....................               -                -                -               -                 -
 Distribution fees - B Shares
     (Note 3).................               -                -          481,065          77,628           567,355
 Amortization of organization
     costs (Note 2)...........           1,350           11,920           11,920               -            11,920
 Miscellaneous................             151           50,436          123,616          56,302           148,639
                                 -------------    -------------    -------------    -------------    -------------
 TOTAL EXPENSES...............          42,448        2,034,106        4,029,031       6,450,466         9,146,269
  FEES WAIVED AND EXPENSES
  REIMBURSED (NOTE 3).........         (31,091)      (1,639,548)        (283,466)     (1,089,144)       (2,074,788)
                                 -------------    -------------    -------------    -------------    -------------
 NET EXPENSES.................          11,357          394,558        3,745,565       5,361,322         7,071,481
                                 -------------    -------------    -------------    -------------    -------------
 NET INVESTMENT INCOME
     (LOSS)...................          38,274        9,345,367       14,251,745       2,767,779         8,475,282
                                 -------------    -------------    -------------    -------------    -------------
 NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
    Net Realized Gain (Loss)
        on Securities.........               -                -                -     102,163,282                 -
      Investments in
          Portfolios (Note
          1)..................          (4,959)      12,410,973       12,683,426               -        86,182,032
      Foreign currency
          transactions from
          investments in
          Portfolios..........          (1,335)               -                -               -           724,621
      Financial futures
          transactions from
          investments in
          Portfolios..........          (6,142)       4,231,292                -               -         3,828,975
                                 -------------    -------------    -------------    -------------    -------------
      Net Realized Gain (Loss)
          on Investments......         (12,436)      16,642,265       12,683,426     102,163,282        90,735,628
                                 -------------    -------------    -------------    -------------    -------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Securities............               -                -                -     (16,652,982)                -
      Investments in
          Portfolios (Note
          1)..................         352,418      126,003,935      217,868,488               -       237,081,512
      Foreign currency
          transactions from
          investments in
          Portfolios..........           2,351                -                -               -            49,408
      Financial futures
          transactions from
          investments in
          Portfolios..........           8,630        1,120,508                -               -          (492,760)
                                 -------------    -------------    -------------    -------------    -------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Investments...........         363,399      127,124,443      217,868,488     (16,652,982)      236,638,160
                                 -------------    -------------    -------------    -------------    -------------
 NET REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS......         350,963      143,766,708      230,551,914      85,510,300       327,373,788
                                 -------------    -------------    -------------    -------------    -------------
 INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS...............   $     389,237    $ 153,112,075    $ 244,803,659    $ 88,278,079     $ 335,849,070
                                 -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------
 (a) Beginning of Period......     Dec 2, 1997      Jun 1, 1997      Jun 1, 1997     Jun 1, 1997       Jun 1, 1997


                                     GROWTH
                                     EQUITY
                                      FUND
                                ----------------
INVESTMENT INCOME
 Interest income..............    $    2,538,706
 Dividend income..............         8,657,228
 Securities lending income
     (Notes 2 and 5)..........           411,151
 Net expenses from Portfolios
     (Note 1).................        (7,886,351)
                                ----------------
 TOTAL INVESTMENT INCOME......         3,720,734
                                ----------------
EXPENSES
 Advisory (Note 3)............                 -
 Management and Administration
     (Note 3).................         3,093,583
 Transfer agent (Note 3)......                 -
  A Shares....................            47,273
  B Shares....................            31,107
  I Shares....................         2,464,789
 Custody (Note 3).............                 -
 Accounting (Note 3)..........            37,500
 Legal (Note 3)...............            18,214
 Compliance...................            53,131
 Audit........................             5,897
 Trustees.....................            12,795
 Reporting....................                 -
 Distribution fees - B Shares
     (Note 3).................           124,429
 Amortization of organization
     costs (Note 2)...........            11,920
 Miscellaneous................           112,413
                                ----------------
 TOTAL EXPENSES...............         6,013,051
  FEES WAIVED AND EXPENSES
  REIMBURSED (NOTE 3).........        (1,089,838)
                                ----------------
 NET EXPENSES.................         4,923,213
                                ----------------
 NET INVESTMENT INCOME
     (LOSS)...................        (1,202,479)
                                ----------------
 NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
    Net Realized Gain (Loss)
        on Securities.........                 -
      Investments in
          Portfolios (Note
          1)..................       123,803,474
      Foreign currency
          transactions from
          investments in
          Portfolios..........         1,136,779
      Financial futures
          transactions from
          investments in
          Portfolios..........           (18,521)
                                ----------------
      Net Realized Gain (Loss)
          on Investments......       124,921,732
                                ----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Securities............                 -
      Investments in
          Portfolios (Note
          1)..................        79,226,410
      Foreign currency
          transactions from
          investments in
          Portfolios..........          (110,241)
      Financial futures
          transactions from
          investments in
          Portfolios..........               )(4
                                ----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Investments...........        79,116,165
                                ----------------
 NET REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS......       204,037,897
                                ----------------
 INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS...............    $  202,835,418
                                ----------------
                                ----------------
 (a) Beginning of Period......       Jun 1, 1997

See Notes to Financial Statements

                                                                 [LOGO]

                                           FOR THE PERIOD ENDED MAY 31, 1998 (A)

- ------------------------------------------------------------------------------

                                    LARGE                           SMALL                                 SMALL
                                   COMPANY       DIVERSIFIED       COMPANY          SMALL CAP            COMPANY
                                   GROWTH         SMALL CAP         STOCK         OPPORTUNITIES          GROWTH
                                    FUND            FUND            FUND              FUND                FUND
                                -------------   -------------   -------------   -----------------   -----------------
INVESTMENT INCOME
 Interest income..............  $      93,163    $      6,373    $    533,972     $    579,354        $     1,694,128
 Dividend income..............        964,931          14,952         596,771        1,071,914              1,856,653
 Securities lending income
     (Notes 2 and 5)..........         72,741             614         127,334                -                      -
 Net expenses from Portfolios
     (Note 1).................     (1,196,438)        (21,292)     (1,774,480)      (1,460,534)            (6,394,230)
                                -------------   -------------   -------------   -----------------   -----------------
 TOTAL INVESTMENT INCOME......        (65,603)            647        (516,403)         190,734             (2,843,449)
                                -------------   -------------   -------------   -----------------   -----------------
EXPENSES
 Advisory (Note 3)............              -               -               -                -                      -
 Management and Administration
     (Note 3).................        100,812           6,854         108,264          589,817                377,362
 Transfer agent (Note 3)......        443,701           5,712               -                -              1,720,851
  A Shares....................              -               -          22,439            7,924                      -
  B Shares....................              -               -          14,424            5,640                      -
  I Shares....................              -               -         429,261          471,297                      -
 Custody (Note 3).............              -               -               -                -                      -
 Accounting (Note 3)..........         13,500           7,694          37,500           37,500                 13,500
 Legal (Note 3)...............          3,276              26          10,181           29,624                 12,061
 Compliance...................         34,377          13,366          31,428           81,682                 99,106
 Audit........................          5,572           5,001          10,393            5,072                 10,583
 Trustees.....................          2,103              12           2,405            2,036                  8,010
 Reporting....................              -               -               -                -                      -
 Distribution fees - B Shares
     (Note 3).................              -               -          57,698           22,558                      -
 Amortization of organization
     costs (Note 2)...........         11,920             246           6,539                -                 11,920
 Miscellaneous................         10,258             400          20,907           19,589                 41,432
                                -------------   -------------   -------------   -----------------   -----------------
 TOTAL EXPENSES...............        625,519          39,311         751,439        1,272,739              2,294,825
  FEES WAIVED AND EXPENSES
  REIMBURSED (NOTE 3).........        (46,729)        (32,933)       (244,727)        (290,406)               (81,216)
                                -------------   -------------   -------------   -----------------   -----------------
 NET EXPENSES.................        578,790           6,378         506,712          982,333              2,213,609
                                -------------   -------------   -------------   -----------------   -----------------
 NET INVESTMENT INCOME
     (LOSS)...................       (644,393)         (5,731)     (1,023,115)        (791,599)            (5,057,058)
                                -------------   -------------   -------------   -----------------   -----------------
 NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
    Net Realized Gain (Loss)
        on Securities.........              -               -               -                -                      -
      Investments in
          Portfolios (Note
          1)..................     13,678,786         (97,558)     34,416,452        4,160,372            119,313,461
      Foreign currency
          transactions from
          investments in
          Portfolios..........              -               -               -                -                      -
      Financial futures
          transactions from
          investments in
          Portfolios..........              -            (642)              -                -                      -
                                -------------   -------------   -------------   -----------------   -----------------
      Net Realized Gain (Loss)
          on Investments......     13,678,786         (98,200)     34,416,452        4,160,372            119,313,461
                                -------------   -------------   -------------   -----------------   -----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Securities............              -               -               -                -                      -
      Investments in
          Portfolios (Note
          1)..................     33,488,238        (189,624)    (23,455,025)      23,475,868            (11,277,547)
      Foreign currency
          transactions from
          investments in
          Portfolios..........              -               -               -                -                      -
      Financial futures
          transactions from
          investments in
          Portfolios..........              -               -               -                -                      -
                                -------------   -------------   -------------   -----------------   -----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Investments...........     33,488,238        (189,624)    (23,455,025)      23,475,868            (11,277,547)
                                -------------   -------------   -------------   -----------------   -----------------
 NET REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS......     47,167,024        (287,824)     10,961,427       27,636,240            108,035,914
                                -------------   -------------   -------------   -----------------   -----------------
 INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS...............  $  46,522,631    $   (293,555)   $  9,938,312     $ 26,844,641        $   102,978,856
                                -------------   -------------   -------------   -----------------   -----------------
                                -------------   -------------   -------------   -----------------   -----------------
 (a) Beginning of Period......    Jun 1, 1997    Dec 31, 1997     Jun 1, 1997      Jun 1, 1997            Jun 1, 1997


                                   CONTRARIAN
                                      STOCK           INTERNATIONAL
                                      FUND                FUND
                                -----------------   -----------------
INVESTMENT INCOME
 Interest income..............    $        21,897     $   1,205,867
 Dividend income..............             88,079         3,564,097
 Securities lending income
     (Notes 2 and 5)..........                  -           107,120
 Net expenses from Portfolios
     (Note 1).................                  -        (1,726,854)
                                -----------------   -----------------
 TOTAL INVESTMENT INCOME......            109,976         3,150,230
                                -----------------   -----------------
EXPENSES
 Advisory (Note 3)............             47,418                 -
 Management and Administration
     (Note 3).................              5,928         1,266,141
 Transfer agent (Note 3)......                  -                 -
  A Shares....................                  -             7,230
  B Shares....................                  -             4,875
  I Shares....................             14,818           623,325
 Custody (Note 3).............              1,185                 -
 Accounting (Note 3)..........             39,000            37,500
 Legal (Note 3)...............                639             4,979
 Compliance...................             11,058            33,284
 Audit........................              7,103             5,102
 Trustees.....................                 92             3,202
 Reporting....................                  -                 -
 Distribution fees - B Shares
     (Note 3).................                  -            19,501
 Amortization of organization
     costs (Note 2)...........              6,539            11,920
 Miscellaneous................              2,905            29,460
                                -----------------   -----------------
 TOTAL EXPENSES...............            136,685         2,046,519
  FEES WAIVED AND EXPENSES
  REIMBURSED (NOTE 3).........            (65,549)          (18,731)
                                -----------------   -----------------
 NET EXPENSES.................             71,136         2,027,788
                                -----------------   -----------------
 NET INVESTMENT INCOME
     (LOSS)...................             38,840         1,122,442
                                -----------------   -----------------
 NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
    Net Realized Gain (Loss)
        on Securities.........          1,308,766                 -
      Investments in
          Portfolios (Note
          1)..................                  -         3,247,072
      Foreign currency
          transactions from
          investments in
          Portfolios..........                  -           782,847
      Financial futures
          transactions from
          investments in
          Portfolios..........                  -                 -
                                -----------------   -----------------
      Net Realized Gain (Loss)
          on Investments......          1,308,766         4,029,919
                                -----------------   -----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Securities............           (733,029)                -
      Investments in
          Portfolios (Note
          1)..................                  -        21,918,195
      Foreign currency
          transactions from
          investments in
          Portfolios..........                  -            58,512
      Financial futures
          transactions from
          investments in
          Portfolios..........                  -                 -
                                -----------------   -----------------
    Net Change in Unrealized
        Appreciation
        (Depreciation) on
        Investments...........           (733,029)       21,976,707
                                -----------------   -----------------
 NET REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS......            575,737        26,006,626
                                -----------------   -----------------
 INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS...............    $       614,577     $  27,129,068
                                -----------------   -----------------
                                -----------------   -----------------
 (a) Beginning of Period......        Jun 1, 1997       Jun 1, 1997

                                                                 [LOGO]

 STATEMENTS OF CHANGES IN NET ASSETS

- ------------------------------------------------------------------------------

                                               LIMITED TERM    INTERMEDIATE
                                  STABLE        GOVERNMENT      GOVERNMENT     DIVERSIFIED                   TOTAL RETURN
                                  INCOME          INCOME          INCOME           BOND          INCOME          BOND
                                   FUND            FUND            FUND            FUND           FUND           FUND
                               -------------  --------------  --------------  --------------  -------------  -------------
NET ASSETS - MAY 31, 1996..... $100,526,392   $           -   $ 426,568,283   $  167,159,152  $ 279,970,781  $124,875,423
                               -------------  --------------  --------------  --------------  -------------  -------------
OPERATIONS:
 Net investment income
     (loss)...................    6,382,602               -      26,936,358       10,574,998     18,230,620     8,266,646
 Net realized gain (loss) on
     investments sold.........      (16,722)              -      (6,210,130)        (628,563)    (6,842,137)     (597,996)
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............      350,666               -       4,866,761          477,226      7,049,605     1,219,804
                               -------------  --------------  --------------  --------------  -------------  -------------
 Net increase (decrease) in
     net assets resulting from
     operations...............    6,716,546               -      25,592,989       10,423,661     18,438,088     8,888,454
                               -------------  --------------  --------------  --------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................     (721,899)              -        (951,891)               -       (348,870)     (165,157)
  B Shares....................      (38,565)              -        (583,483)               -       (200,173)     (126,442)
  I Shares....................   (5,602,672)              -     (25,549,628)     (11,271,882)   (17,681,577)   (7,975,055)
 Net realized gain on
     investments
  A Shares....................            -               -               -                -              -        (7,033)
  B Shares....................            -               -               -                -              -        (6,165)
  I Shares....................            -               -               -       (2,307,298)             -      (348,086)
                               -------------  --------------  --------------  --------------  -------------  -------------
 Total distributions to
     shareholders.............   (6,363,136)              -     (27,085,002)     (13,579,180)   (18,230,620)   (8,627,938)
                               -------------  --------------  --------------  --------------  -------------  -------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................    1,191,772               -       1,106,096                -      1,161,599     1,601,894
  B Shares....................      701,755               -       1,575,225                -      1,023,640       666,573
  I Shares....................   61,899,250               -      47,225,594       56,312,542     34,365,830    46,717,303
 Reinvestment of distributions
  A Shares....................      260,034               -         712,814                -        296,467       175,548
  B Shares....................       26,240               -         358,502                -        158,950       110,954
  I Shares....................    4,614,509               -       3,133,761       13,557,797        242,372       446,003
 Redemption of Shares
  A Shares....................   (5,300,964)              -      (5,302,226)               -     (1,842,981)     (705,561)
  B Shares....................     (542,351)              -      (3,611,256)               -     (1,127,169)     (627,550)
  I Shares....................  (39,192,241)              -     (76,988,609)     (71,564,199)   (47,759,316)  (42,745,129)
                               -------------  --------------  --------------  --------------  -------------  -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............   23,658,004               -     (31,790,099)      (1,693,860)   (13,480,608)    5,640,035
                               -------------  --------------  --------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................   24,011,414               -     (33,282,112)      (4,849,379)   (13,273,140)    5,900,551
                               -------------  --------------  --------------  --------------  -------------  -------------
NET ASSETS - MAY 31, 1997 -
    (INCLUDING LINE (B))......  124,537,806               -     393,286,171      162,309,773    266,697,641   130,775,974
                               -------------  --------------  --------------  --------------  -------------  -------------
OPERATIONS:
 Net investment income
     (loss)...................    7,703,069       2,472,405      25,236,285        9,014,241     17,724,169     7,844,196
 Net realized gain (loss) on
     investments..............      180,042         382,561         590,854        3,385,362      5,713,653     3,752,024
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............      280,340         426,595      12,638,932        5,676,343      8,900,463       120,524
                               -------------  --------------  --------------  --------------  -------------  -------------
 Net increase (decrease) in
     net assets resulting from
     operations...............    8,163,451       3,281,561      38,466,071       18,075,946     32,338,285    11,716,744
                               -------------  --------------  --------------  --------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................     (506,395)              -        (728,517)               -       (363,744)     (192,400)
  B Shares....................      (68,901)              -        (425,732)               -       (219,574)     (131,933)
  I Shares....................   (6,890,484)     (2,472,405)    (23,651,745)     (10,590,089)   (17,140,851)   (7,519,863)
 Net realized gain on
     investments
  A Shares....................            -               -               -                -              -       (14,547)
  B Shares....................            -               -               -                -              -       (12,417)
  I Shares....................            -         (51,848)              -         (174,937)             -      (677,747)
 Return of Capital
  A Shares....................            -               -               -                -              -             -
  B Shares....................            -               -               -                -              -             -
  I Shares....................            -               -               -                -              -             -
                               -------------  --------------  --------------  --------------  -------------  -------------
 Total distributions to
     shareholders.............   (7,465,780)     (2,524,253)    (24,805,994)     (10,765,026)   (17,724,169)   (8,548,907)
                               -------------  --------------  --------------  --------------  -------------  -------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................   29,800,927               -       4,221,460                -      3,728,447     1,926,421
  B Shares....................    1,235,385               -       1,494,445                -      1,708,790       577,233
  I Shares....................   81,486,735      74,575,367     309,607,835       59,376,015    193,004,368    26,212,554
 Shares issued in conversion
     (Note 6)
  I Shares....................            -      61,995,790               -                -              -             -
 Reinvestment of distributions
  A Shares....................      210,983               -         533,971                -        296,527       202,458
  B Shares....................       58,778               -         302,863                -        181,100       122,628
  I Shares....................    5,750,754          80,008       2,504,469       10,469,707        501,723       756,511
 Redemption of Shares
  A Shares....................  (33,964,911)              -      (3,988,483)               -     (1,801,850)   (2,266,442)
  B Shares....................     (539,946)              -      (2,847,150)               -       (582,886)     (360,395)
  I Shares....................  (54,681,772)    (71,295,912)   (295,827,903)    (104,635,641)  (175,266,232)  (46,352,971)
                               -------------  --------------  --------------  --------------  -------------  -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............   29,356,933      65,355,253      16,001,507      (34,789,919)    21,769,987   (19,182,003)
                               -------------  --------------  --------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................   30,054,604      66,112,561      29,661,584      (27,478,999)    36,384,103   (16,014,166)
                               -------------  --------------  --------------  --------------  -------------  -------------
NET ASSETS - MAY 31, 1998 -
    (INCLUDING LINE (C))...... $154,592,410   $  66,112,561   $ 422,947,755   $  134,830,774  $ 303,081,744  $114,761,808
                               -------------  --------------  --------------  --------------  -------------  -------------
                               -------------  --------------  --------------  --------------  -------------  -------------
(a) Beginning of Period.......  Jun 1, 1997     Oct 1, 1997     Jun 1, 1997      Jun 1, 1997    Jun 1, 1997   Jun 1, 1997
(b) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1997.............. $     18,567   $           -   $      10,583   $    6,088,052  $      17,328  $          -
                               -------------  --------------  --------------  --------------  -------------  -------------
                               -------------  --------------  --------------  --------------  -------------  -------------
(c) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1998.............. $    201,603   $           -   $     436,911   $    4,468,507  $      14,155  $    (15,111)
                               -------------  --------------  --------------  --------------  -------------  -------------
                               -------------  --------------  --------------  --------------  -------------  -------------
(d) Commencement of operations
    October 1, 1996
(e) Commencement of operations
    August 15, 1996

See Notes to Financial Statements

                                                                 [LOGO]

                        FOR THE YEARS OR PERIODS ENDED MAY 31, 1997 AND 1998 (a)

- ------------------------------------------------------------------------------

                                                                               MINNESOTA
                               LIMITED TERM      TAX-FREE       COLORADO     INTERMEDIATE     MINNESOTA       STRATEGIC
                                 TAX-FREE         INCOME        TAX-FREE       TAX-FREE        TAX-FREE        INCOME
                                  FUND(d)          FUND           FUND           FUND            FUND           FUND
                               -------------  --------------  -------------  -------------  --------------  -------------
NET ASSETS - MAY 31, 1996..... $          -   $  315,969,971  $  57,465,130  $          -   $   39,422,925  $ 146,949,679
                               -------------  --------------  -------------  -------------  --------------  -------------
OPERATIONS:
 Net investment income
     (loss)...................      789,661       16,553,234      3,158,306             -        2,095,493      5,736,709
 Net realized gain (loss) on
     investments sold.........      (47,761)       1,727,823        493,059             -         (141,622)     3,568,401
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............      147,244        6,758,068      1,445,137             -        1,253,339      2,524,245
                               -------------  --------------  -------------  -------------  --------------  -------------
 Net increase (decrease) in
     net assets resulting from
     operations...............      889,144       25,039,125      5,096,502             -        3,207,210     11,829,355
                               -------------  --------------  -------------  -------------  --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................            -       (1,591,311)    (1,470,771)            -       (1,322,564)             -
  B Shares....................            -         (308,558)      (311,583)            -         (443,287)             -
  I Shares....................     (789,661)     (14,653,365)    (1,375,952)            -         (329,642)    (6,159,478)
 Net realized gain on
     investments
  A Shares....................            -                -              -             -                -              -
  B Shares....................            -                -              -             -                -              -
  I Shares....................            -                -              -             -                -     (2,495,149)
                               -------------  --------------  -------------  -------------  --------------  -------------
 Total distributions to
     shareholders.............     (789,661)     (16,553,234)    (3,158,306)            -       (2,095,493)    (8,654,627)
                               -------------  --------------  -------------  -------------  --------------  -------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................            -        6,496,836      1,722,891             -        3,538,661              -
  B Shares....................            -        1,904,021      1,012,888             -        2,882,204              -
  I Shares....................   41,586,251       41,150,176      5,985,260             -        8,567,269     36,138,290
 Reinvestment of distributions
  A Shares....................            -        1,278,621      1,199,954             -        1,051,926              -
  B Shares....................            -          224,415        217,609             -          342,375              -
  I Shares....................       40,619          274,923         17,000             -           59,840      8,655,005
 Redemption of Shares
  A Shares....................            -      (13,367,873)    (3,001,775)            -       (6,143,453)             -
  B Shares....................            -         (884,326)      (633,831)            -       (1,171,847)             -
  I Shares....................     (736,230)     (65,125,982)    (4,982,823)            -       (1,659,308)   (66,141,197)
                               -------------  --------------  -------------  -------------  --------------  -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............   40,890,640      (28,049,189)     1,537,173             -        7,467,667    (21,347,902)
                               -------------  --------------  -------------  -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................   40,990,123      (19,563,298)     3,475,369             -        8,579,384    (18,173,174)
                               -------------  --------------  -------------  -------------  --------------  -------------
NET ASSETS - MAY 31, 1997 -
    (INCLUDING LINE (B))......   40,990,123      296,406,673     60,940,499             -       48,002,309    128,776,505
                               -------------  --------------  -------------  -------------  --------------  -------------
OPERATIONS:
 Net investment income
     (loss)...................    2,169,354       15,876,439      3,267,484     7,005,118        2,779,840      8,023,294
 Net realized gain (loss) on
     investments..............      (40,641)       5,515,394        477,006       329,218          348,871      4,184,600
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............      949,055        8,997,364      2,416,938    11,276,962        2,099,959     10,832,943
                               -------------  --------------  -------------  -------------  --------------  -------------
 Net increase (decrease) in
     net assets resulting from
     operations...............    3,077,768       30,389,197      6,161,428    18,611,298        5,228,670     23,040,837
                               -------------  --------------  -------------  -------------  --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................            -       (1,575,363)    (1,535,133)            -       (1,457,615)             -
  B Shares....................            -         (392,899)      (335,170)            -         (550,306)             -
  I Shares....................   (2,169,354)     (13,908,177)    (1,397,181)   (7,005,118)        (771,919)    (6,121,616)
 Net realized gain on
     investments
  A Shares....................            -                -              -             -                -              -
  B Shares....................            -                -              -             -                -              -
  I Shares....................      (49,319)               -              -       (90,488)               -     (4,067,109)
 Return of Capital
  A Shares....................            -                -              -             -                -              -
  B Shares....................            -                -              -             -                -              -
  I Shares....................            -                -              -             -                -              -
                               -------------  --------------  -------------  -------------  --------------  -------------
 Total distributions to
     shareholders.............   (2,218,673)     (15,876,439)    (3,267,484)   (7,095,606)      (2,779,840)   (10,188,725)
                               -------------  --------------  -------------  -------------  --------------  -------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................            -       10,396,839      7,477,552             -        8,705,064              -
  B Shares....................            -        4,015,589      2,868,087             -        6,079,249              -
  I Shares....................   57,459,796      207,775,946      8,617,144   229,127,100       11,447,292    145,673,252
 Shares issued in conversion
     (Note 6)
  I Shares....................            -                -              -   204,022,181                -              -
 Reinvestment of distributions
  A Shares....................            -        1,248,714      1,197,281             -        1,064,641              -
  B Shares....................            -          302,167        232,515             -          409,199              -
  I Shares....................      274,112          724,544         34,709       186,581          244,073     10,107,735
 Redemption of Shares
  A Shares....................            -       (7,217,647)    (3,579,424)            -       (3,166,663)             -
  B Shares....................            -         (986,449)    (1,495,848)            -       (1,616,019)             -
  I Shares....................  (44,980,718)    (194,254,301)    (3,434,846) (235,166,457)      (2,736,119)   (62,155,767)
                               -------------  --------------  -------------  -------------  --------------  -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............   12,753,190       22,005,402     11,917,170   198,169,405       20,430,717     93,625,220
                               -------------  --------------  -------------  -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................   13,612,285       36,518,160     14,811,114   209,685,097       22,879,547    106,477,332
                               -------------  --------------  -------------  -------------  --------------  -------------
NET ASSETS - MAY 31, 1998 -
    (INCLUDING LINE (C))...... $ 54,602,408   $  332,924,833  $  75,751,613  $209,685,097   $   70,881,856  $ 235,253,837
                               -------------  --------------  -------------  -------------  --------------  -------------
                               -------------  --------------  -------------  -------------  --------------  -------------
(a) Beginning of Period.......  Jun 1, 1997      Jun 1, 1997    Jun 1, 1997   Oct 1, 1997      Jun 1, 1997    Jun 1, 1997
(b) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1997.............. $          -   $     (509,881) $           -  $          -   $      (41,761) $   3,648,779
                               -------------  --------------  -------------  -------------  --------------  -------------
                               -------------  --------------  -------------  -------------  --------------  -------------
(c) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1998.............. $          -   $     (509,881) $           -  $          -   $      (41,761) $   5,557,090
                               -------------  --------------  -------------  -------------  --------------  -------------
                               -------------  --------------  -------------  -------------  --------------  -------------
(d) Commencement of operations
    October 1, 1996
(e) Commencement of operations
    August 15, 1996

                                   MODERATE         GROWTH
                                   BALANCED        BALANCED
                                     FUND            FUND
                                --------------  --------------
NET ASSETS - MAY 31, 1996.....  $  398,005,320  $  484,641,177
                                --------------  --------------
OPERATIONS:
 Net investment income
     (loss)...................      15,258,336      11,428,255
 Net realized gain (loss) on
     investments sold.........      12,798,650      15,551,273
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............      18,806,708      41,497,874
                                --------------  --------------
 Net increase (decrease) in
     net assets resulting from
     operations...............      46,863,694      68,477,402
                                --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................     (15,207,156)    (11,872,271)
 Net realized gain on
     investments
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................      (5,845,141)    (17,285,365)
                                --------------  --------------
 Total distributions to
     shareholders.............     (21,052,297)    (29,157,636)
                                --------------  --------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................     116,845,894     143,517,666
 Reinvestment of distributions
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................      21,052,296      29,111,750
 Redemption of Shares
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................    (143,034,670)   (193,208,525)
                                --------------  --------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............      (5,136,480)    (20,579,109)
                                --------------  --------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................      20,674,917      18,740,657
                                --------------  --------------
NET ASSETS - MAY 31, 1997 -
    (INCLUDING LINE (B))......     418,680,237     503,381,834
                                --------------  --------------
OPERATIONS:
 Net investment income
     (loss)...................      15,432,913      13,920,148
 Net realized gain (loss) on
     investments..............      17,195,477      28,958,690
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............      34,970,001      67,300,551
                                --------------  --------------
 Net increase (decrease) in
     net assets resulting from
     operations...............      67,598,391     110,179,389
                                --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................     (16,103,820)    (13,409,934)
 Net realized gain on
     investments
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................     (22,560,420)    (25,716,573)
 Return of Capital
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................               -               -
                                --------------  --------------
 Total distributions to
     shareholders.............     (38,664,240)    (39,126,507)
                                --------------  --------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................     121,048,882     173,888,398
 Shares issued in conversion
     (Note 6)
  I Shares....................               -               -
 Reinvestment of distributions
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................      38,592,648      39,022,268
 Redemption of Shares
  A Shares....................               -               -
  B Shares....................               -               -
  I Shares....................    (142,872,183)   (121,587,427)
                                --------------  --------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............      16,769,347      91,323,239
                                --------------  --------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................      45,703,498     162,376,121
                                --------------  --------------
NET ASSETS - MAY 31, 1998 -
    (INCLUDING LINE (C))......  $  464,383,735  $  665,757,955
                                --------------  --------------
                                --------------  --------------
(a) Beginning of Period.......     Jun 1, 1997     Jun 1, 1997
(b) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1997..............  $    9,730,043  $    6,915,443
                                --------------  --------------
                                --------------  --------------
(c) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1998..............  $    9,151,144  $    7,652,666
                                --------------  --------------
                                --------------  --------------
(d) Commencement of operations
    October 1, 1996
(e) Commencement of operations
    August 15, 1996

                                                                 [LOGO]

 STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

- ------------------------------------------------------------------------------

                                AGGRESSIVE
                                BALANCED-                        INCOME         VALUGROWTH      DIVERSIFIED        GROWTH
                                  EQUITY         INDEX           EQUITY           STOCK           EQUITY           EQUITY
                                   FUND           FUND            FUND             FUND            FUND             FUND
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
NET ASSETS - MAY 31, 1996..... $          -  $  249,644,199  $   279,597,845  $ 176,914,679   $   912,368,717  $   739,768,444
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
OPERATIONS
 Net investment income
     (loss)...................            -       7,884,583        7,341,585      1,201,816         8,213,961         (792,473)
 Net realized gain (loss) on
     investments sold.........            -      37,286,980        7,545,807     27,574,311        23,417,472       31,567,811
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............            -      59,200,263       67,108,555     10,617,449       180,774,329       83,999,395
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
 Net increase (decrease) in
     net assets resulting from
     operations...............            -     104,371,826       81,995,947     39,393,576       212,405,762      114,774,733
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................            -               -         (631,328)       (24,656)          (71,788)         (14,426)
  B Shares....................            -               -         (248,650)          (761)          (37,139)               -
  I Shares....................            -      (5,954,051)      (5,409,270)      (238,700)       (5,048,533)      (1,037,304)
 Net realized gain on
     investments
  A Shares....................            -               -                -     (1,711,849)          (86,235)        (221,686)
  B Shares....................            -               -                -       (581,032)          (95,727)         (95,413)
  I Shares....................            -      (6,050,374)               -    (16,880,842)       (6,064,480)     (15,939,879)
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
 Total distributions to
     shareholders.............            -     (12,004,425)      (6,289,248)   (19,437,840)      (11,403,902)     (17,308,708)
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................            -               -       13,631,365      3,013,903        21,946,642       13,671,892
  B Shares....................            -               -       14,627,119      1,120,672        28,308,236        7,397,442
  I Shares....................            -     298,477,778      179,823,737     29,570,961       306,247,811      261,561,411
 Reinvestment of distributions
  A Shares....................            -               -          604,511      1,725,002           157,020          234,009
  B Shares....................            -               -          240,847        557,001           128,150           95,271
  I Shares....................            -      11,725,407        2,063,741      1,397,591        11,033,830       16,970,323
 Redemption of Shares
  A Shares....................            -               -       (9,134,378)    (2,965,382)       (2,937,661)      (4,688,246)
  B Shares....................            -               -       (3,238,148)      (829,125)         (898,800)        (321,575)
  I Shares....................            -    (139,080,889)     (51,392,099)   (24,835,838)     (205,649,293)    (213,875,777)
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............            -     171,122,296      147,226,695      8,754,785       158,335,935       81,044,750
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................            -     263,489,697      222,933,394     28,710,521       359,337,795      178,510,775
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
NET ASSETS - MAY 31, 1997 -
    (INCLUDING LINE (B))......            -     513,133,896      502,531,239    205,625,200     1,271,706,512      918,279,219
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
OPERATIONS:
 Net investment income
     (loss)...................       38,274       9,345,367       14,251,745      2,767,779         8,475,282       (1,202,479)
 Net realized gain (loss) on
     investments..............      (12,436)     16,642,265       12,683,426    102,163,282        90,735,628      124,921,732
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............      363,399     127,124,443      217,868,488    (16,652,982)      236,638,160       79,116,165
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................      389,237     153,112,075      244,803,659     88,278,079       335,849,070      202,835,418
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................            -               -         (804,582)      (148,126)         (276,764)         (21,720)
  B Shares....................            -               -         (283,201)        (9,192)         (113,973)               -
  I Shares....................       (1,203)     (9,056,077)     (11,749,514)    (3,083,321)       (9,474,703)      (1,101,414)
 Net realized gain on
     investments
  A Shares....................            -               -       (1,048,454)    (2,872,556)       (2,253,590)      (1,880,012)
  B Shares....................            -               -         (850,000)    (1,010,191)       (3,232,355)      (1,221,598)
  I Shares....................            -     (48,844,415)     (13,660,767)   (49,504,124)      (78,384,186)     (95,402,591)
 Return of Capital
  A Shares....................            -               -                -              -                 -                -
  B Shares....................            -               -                -              -                 -                -
  I Shares....................            -               -                -              -                 -                -
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
 Total distributions to
     shareholders.............       (1,203)    (57,900,492)     (28,396,518)   (56,627,510)      (93,735,571)     (99,627,335)
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................            -               -       25,802,002      9,756,755        27,277,888        8,477,025
  B Shares....................            -               -       26,991,385      1,656,624        41,099,564        7,062,682
  I Shares....................   10,402,991     316,712,289      724,447,714    463,597,240       309,400,646      203,089,698
 Shares issued in conversion
     (Note 6)
  I Shares....................            -               -      477,132,068    443,623,815                 -                -
 Reinvestment of distributions
  A Shares....................            -               -        1,802,610      2,917,450         2,508,624        1,889,663
  B Shares....................            -               -        1,100,313      1,005,500         3,272,867        1,216,596
  I Shares....................        1,203      55,520,473       11,445,588     21,586,227        86,692,121       96,307,274
 Redemption of Shares
  A Shares....................            -               -       (8,154,670)    (4,932,945)       (4,847,852)      (4,689,355)
  B Shares....................            -               -       (4,311,667)      (674,256)       (5,131,550)      (1,402,259)
  I Shares....................   (1,920,359)   (196,372,828)    (618,279,412)  (530,042,316)     (315,851,888)    (262,005,626)
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............    8,483,835     175,859,934      637,975,931    408,494,094       144,420,420       49,945,698
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................    8,871,869     271,071,517      854,383,072    440,144,663       386,533,919      153,153,781
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
NET ASSETS - MAY 31, 1998 -
    (INCLUDING LINE (C))...... $  8,871,869  $  784,205,413  $ 1,356,914,311  $ 645,769,863   $ 1,658,240,431  $ 1,071,433,000
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
(a) Beginning of Period.......  Dec 2, 1997     Jun 1, 1997      Jun 1, 1997    Jun 1, 1997       Jun 1, 1997      Jun 1, 1997
(b) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1997.............. $          -  $    4,878,091  $     1,669,443  $     901,111   $     7,152,297  $     1,234,050
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
(c) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1998.............. $     35,981  $    5,167,381  $     3,083,891  $     288,928   $     6,542,972  $       188,975
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
                               ------------  --------------  ---------------  --------------  ---------------  ---------------
(d) Commencement of operations
    October 1, 1996
(e) Commencement of operations
    August 15, 1996

See Notes to Financial Statements

                                                                 [LOGO]

                        FOR THE YEARS OR PERIODS ENDED MAY 31, 1997 AND 1998 (a)

- ------------------------------------------------------------------------------

                                   LARGE                         SMALL           SMALL          SMALL
                                  COMPANY      DIVERSIFIED      COMPANY           CAP          COMPANY       CONTRARIAN
                                  GROWTH        SMALL CAP        STOCK       OPPORTUNITIES      GROWTH          STOCK
                                   FUND           FUND            FUND          FUND(e)          FUND           FUND
                               -------------  -------------  --------------  -------------  --------------  -------------
NET ASSETS - MAY 31, 1996..... $  82,113,879  $           -  $  135,536,752  $          -   $  378,546,170  $  37,527,639
                               -------------  -------------  --------------  -------------  --------------  -------------
OPERATIONS
 Net investment income
     (loss)...................      (185,228)             -        (598,907)      (42,108)      (2,783,457)       161,833
 Net realized gain (loss) on
     investments sold.........     1,200,464              -       7,815,985       578,865       30,533,189     (1,905,305)
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............    20,808,081              -       5,063,015     7,181,430       (4,867,156)     1,616,215
                               -------------  -------------  --------------  -------------  --------------  -------------
 Net increase (decrease) in
     net assets resulting from
     operations...............    21,823,317              -      12,280,093     7,718,187       22,882,576       (127,257)
                               -------------  -------------  --------------  -------------  --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................             -              -               -             -                -         (2,376)
  B Shares....................             -              -               -             -                -           (535)
  I Shares....................             -              -               -             -                -        (83,280)
 Net realized gain on
     investments
  A Shares....................             -              -        (403,293)          (55)               -        (54,381)
  B Shares....................             -              -        (282,900)          (25)               -        (72,155)
  I Shares....................      (776,305)             -      (9,739,168)      (18,248)     (41,561,778)    (2,323,753)
                               -------------  -------------  --------------  -------------  --------------  -------------
 Total distributions to
     shareholders.............      (776,305)             -     (10,425,361)      (18,328)     (41,561,778)    (2,536,480)
                               -------------  -------------  --------------  -------------  --------------  -------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................             -              -       2,507,754       490,051                -        268,444
  B Shares....................             -              -       1,214,647       145,725                -         67,343
  I Shares....................    46,499,014              -      60,448,696    75,031,266      123,744,071      4,868,878
 Reinvestment of distributions
  A Shares....................             -              -         400,158            49                -         56,085
  B Shares....................             -              -         280,822            25                -         69,441
  I Shares....................       761,975              -       1,357,055        15,061       41,561,778        115,373
 Redemption of Shares
  A Shares....................             -              -      (1,071,456)       (4,799)               -     (1,139,629)
  B Shares....................             -              -        (500,213)            -                -       (653,518)
  I Shares....................   (18,653,787)             -     (27,553,043)   (5,522,886)     (77,592,594)   (30,256,096)
                               -------------  -------------  --------------  -------------  --------------  -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............    28,607,202              -      37,084,420    70,154,492       87,713,255    (26,603,679)
                               -------------  -------------  --------------  -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................    49,654,214              -      38,939,152    77,854,351       69,034,053    (29,267,416)
                               -------------  -------------  --------------  -------------  --------------  -------------
NET ASSETS - MAY 31, 1997 -
    (INCLUDING LINE (B))......   131,768,093              -     174,475,904    77,854,351      447,580,223      8,260,223
                               -------------  -------------  --------------  -------------  --------------  -------------
OPERATIONS:
 Net investment income
     (loss)...................      (644,393)        (5,731)     (1,023,115)     (791,599)      (5,057,058)        38,840
 Net realized gain (loss) on
     investments..............    13,678,786        (98,200)     34,416,452     4,160,372      119,313,461      1,308,766
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............    33,488,238       (189,624)    (23,455,025)   23,475,868      (11,277,547)      (733,029)
                               -------------  -------------  --------------  -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................    46,522,631       (293,555)      9,938,312    26,844,641      102,978,856        614,577
                               -------------  -------------  --------------  -------------  --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................             -              -               -             -                -              -
  B Shares....................             -              -               -             -                -              -
  I Shares....................             -              -               -             -                -       (115,776)
 Net realized gain on
     investments
  A Shares....................             -              -      (1,666,653)      (76,723)               -              -
  B Shares....................             -              -      (1,144,041)      (45,659)               -              -
  I Shares....................   (12,167,899)             -     (38,640,779)   (4,293,143)     (76,030,715)             -
 Return of Capital
  A Shares....................             -              -         (42,048)            -                -              -
  B Shares....................             -              -         (29,123)            -                -              -
  I Shares....................             -              -      (1,000,911)            -                -              -
                               -------------  -------------  --------------  -------------  --------------  -------------
 Total distributions to
     shareholders.............   (12,167,899)             -     (42,523,555)   (4,415,525)     (76,030,715)      (115,776)
                               -------------  -------------  --------------  -------------  --------------  -------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................             -              -      32,666,817     6,586,891                -              -
  B Shares....................             -              -       1,056,804     6,098,057                -              -
  I Shares....................    96,865,190     14,057,810      88,835,637   222,106,855      333,748,426      2,007,595
 Shares issued in conversion
     (Note 6)
  I Shares....................             -              -      44,432,702             -      140,478,982              -
 Reinvestment of distributions
  A Shares....................             -              -       1,700,465        76,078                -              -
  B Shares....................             -              -       1,155,994        46,101                -              -
  I Shares....................    11,421,974              -      10,996,066     3,497,844       74,728,592         22,561
 Redemption of Shares
  A Shares....................             -              -     (32,367,012)     (440,970)               -              -
  B Shares....................             -              -        (719,617)     (167,823)               -              -
  I Shares....................   (41,910,764)    (1,213,090)   (162,711,391)  (40,249,596)    (275,214,975)    (7,148,590)
                               -------------  -------------  --------------  -------------  --------------  -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............    66,376,400     12,844,720     (14,953,535)  197,553,437      273,741,025     (5,118,434)
                               -------------  -------------  --------------  -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................   100,731,132     12,551,165     (47,538,778)  219,982,553      300,689,166     (4,619,633)
                               -------------  -------------  --------------  -------------  --------------  -------------
NET ASSETS - MAY 31, 1998 -
    (INCLUDING LINE (C))...... $ 232,499,225  $  12,551,165  $  126,937,126  $297,836,904   $  748,269,389  $   3,640,590
                               -------------  -------------  --------------  -------------  --------------  -------------
                               -------------  -------------  --------------  -------------  --------------  -------------
(a) Beginning of Period.......   Jun 1, 1997   Dec 31, 1997     Jun 1, 1997   Jun 1, 1997      Jun 1, 1997    Jun 1, 1997
(b) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1997.............. $           -  $           -  $            -  $          -   $            -  $      75,642
                               -------------  -------------  --------------  -------------  --------------  -------------
                               -------------  -------------  --------------  -------------  --------------  -------------
(c) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1998.............. $           -  $      (2,549) $            -  $          -   $            -  $           -
                               -------------  -------------  --------------  -------------  --------------  -------------
                               -------------  -------------  --------------  -------------  --------------  -------------
(d) Commencement of operations
    October 1, 1996
(e) Commencement of operations
    August 15, 1996

                                INTERNATIONAL
                                    FUND
                                -------------
NET ASSETS - MAY 31, 1996.....  $145,717,531
                                -------------
OPERATIONS
 Net investment income
     (loss)...................       588,177
 Net realized gain (loss) on
     investments sold.........     2,473,923
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............    18,182,296
                                -------------
 Net increase (decrease) in
     net assets resulting from
     operations...............    21,244,396
                                -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................       (14,230)
  B Shares....................        (1,712)
  I Shares....................    (1,729,720)
 Net realized gain on
     investments
  A Shares....................             -
  B Shares....................             -
  I Shares....................             -
                                -------------
 Total distributions to
     shareholders.............    (1,745,662)
                                -------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................     1,308,335
  B Shares....................       697,162
  I Shares....................    90,113,789
 Reinvestment of distributions
  A Shares....................        14,232
  B Shares....................         1,700
  I Shares....................     1,332,379
 Redemption of Shares
  A Shares....................      (333,794)
  B Shares....................      (166,748)
  I Shares....................   (25,724,008)
                                -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............    67,243,047
                                -------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................    86,741,781
                                -------------
NET ASSETS - MAY 31, 1997 -
    (INCLUDING LINE (B))......   232,459,312
                                -------------
OPERATIONS:
 Net investment income
     (loss)...................     1,122,442
 Net realized gain (loss) on
     investments..............     4,029,919
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............    21,976,707
                                -------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................    27,129,068
                                -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income
  A Shares....................       (29,002)
  B Shares....................        (6,111)
  I Shares....................    (2,248,551)
 Net realized gain on
     investments
  A Shares....................             -
  B Shares....................             -
  I Shares....................             -
 Return of Capital
  A Shares....................             -
  B Shares....................             -
  I Shares....................             -
                                -------------
 Total distributions to
     shareholders.............    (2,283,664)
                                -------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares
  A Shares....................     1,806,507
  B Shares....................       571,189
  I Shares....................    63,830,151
 Shares issued in conversion
     (Note 6)
  I Shares....................             -
 Reinvestment of distributions
  A Shares....................        28,988
  B Shares....................         6,031
  I Shares....................     1,644,365
 Redemption of Shares
  A Shares....................    (1,002,906)
  B Shares....................      (197,871)
  I Shares....................   (38,737,239)
                                -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............    27,949,215
                                -------------
NET INCREASE (DECREASE) IN NET
    ASSETS....................    52,794,619
                                -------------
NET ASSETS - MAY 31, 1998 -
    (INCLUDING LINE (C))......  $285,253,931
                                -------------
                                -------------
(a) Beginning of Period.......   Jun 1, 1997
(b) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1997..............  $  2,442,797
                                -------------
                                -------------
(c) Undistributed
    (distributions in excess
    of) net investment income,
    May 31, 1998..............  $  1,993,474
                                -------------
                                -------------
(d) Commencement of operations
    October 1, 1996
(e) Commencement of operations
    August 15, 1996

                                                                 [LOGO]

 FINANCIAL HIGHLIGHTS

- ------------------------------------------------------------------------------

                                                                 NET REALIZED
                                         BEGINNING     NET           AND        DIVIDENDS   DISTRIBUTIONS               ENDING
                                         NET ASSET  INVESTMENT    UNREALIZED     FROM NET     FROM NET                 NET ASSET
                                         VALUE PER    INCOME    GAIN (LOSS) ON  INVESTMENT    REALIZED     RETURN OF   VALUE PER
                                           SHARE      (LOSS)     INVESTMENTS      INCOME        GAINS       CAPITAL      SHARE
                                         ---------  ----------  --------------  ----------  -------------  ----------  ---------
 STABLE INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998.......... $10.24       $ 0.58        $ 0.06        $(0.57)      $    -        $    -     $10.31
  June 1, 1996 to May 31, 1997..........  10.20         0.58          0.04         (0.58)           -             -      10.24
  May 2, 1996(h) to May 31, 1996........  10.22         0.02             -         (0.04)           -             -      10.20
B SHARES
  June 1, 1997 to May 31, 1998..........  10.24         0.51          0.04         (0.49)           -             -      10.30
  June 1, 1996 to May 31, 1997..........  10.20         0.52          0.02         (0.50)           -             -      10.24
  May 17, 1996(h) to May 31, 1996.......  10.23         0.02         (0.01)        (0.04)           -             -      10.20
I SHARES
  June 1, 1997 to May 31, 1998..........  10.24         0.58          0.05         (0.57)           -             -      10.30
  June 1, 1996 to May 31, 1997..........  10.20         0.58          0.04         (0.58)           -             -      10.24
  November 1, 1995 to May 31, 1996......  10.72         0.28          0.03         (0.77)       (0.06)            -      10.20
  November 11, 1994(h) to October 31,
    1995................................  10.00         0.50          0.22             -            -             -      10.72
 LIMITED TERM GOVERNMENT INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  October 1, 1997(h) to May 31, 1998....  10.00         0.38         (0.11)        (0.38)       (0.01)            -       9.88
 INTERMEDIATE GOVERNMENT INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  10.84         0.77          0.31         (0.70)           -             -      11.22
  June 1, 1996 to May 31, 1997..........  10.89         0.73         (0.05)        (0.73)           -             -      10.84
  May 2, 1996(h) to May 31, 1996........  10.89         0.03             -         (0.03)           -             -      10.89
B SHARES
  June 1, 1997 to May 31, 1998..........  10.83         0.69          0.31         (0.62)           -             -      11.21
  June 1, 1996 to May 31, 1997..........  10.89         0.64         (0.05)        (0.65)           -             -      10.83
  May 17, 1996(h) to May 31, 1996.......  10.97         0.03         (0.08)        (0.03)           -             -      10.89
I SHARES
  June 1, 1997 to May 31, 1998..........  10.84         0.71          0.37         (0.70)           -             -      11.22
  June 1, 1996 to May 31, 1997..........  10.89         0.72         (0.04)        (0.73)           -             -      10.84
  November 1, 1995 to May 31, 1996......  12.40         0.40          0.53         (1.32)       (1.12)            -      10.89
  November 11, 1994(h) to October 31,
    1995(f).............................  11.11         0.93          0.36             -            -             -      12.40
 DIVERSIFIED BOND FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31, 1998..........  25.60         1.61          1.51         (1.66)       (0.03)            -      27.03
  June 1, 1996 to May 31, 1997..........  26.03         1.59          0.01         (1.69)       (0.34)            -      25.60
  November 1, 1995 to May 31, 1996......  27.92         1.07         (0.99)        (1.67)       (0.30)            -      26.03
  November 11, 1994(h) to October 31,
    1995................................  25.08         1.65          1.19             -            -             -      27.92
 INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........   9.27         0.61          0.52         (0.61)           -             -       9.79
  June 1, 1996 to May 31, 1997..........   9.27         0.62             -         (0.62)           -             -       9.27
  June 1, 1995 to May 31, 1996..........   9.63         0.61         (0.36)        (0.61)           -             -       9.27
  June 1, 1994 to May 31, 1995..........   9.52         0.65          0.11         (0.65)           -             -       9.63
  June 1, 1993 to May 31, 1994..........  10.61         0.70         (0.83)        (0.70)       (0.26)            -       9.52
B SHARES
  June 1, 1997 to May 31, 1998..........   9.26         0.54          0.51         (0.54)           -             -       9.77
  June 1, 1996 to May 31, 1997..........   9.26         0.55             -         (0.55)           -             -       9.26
  June 1, 1995 to May 31, 1996..........   9.61         0.54         (0.35)        (0.54)           -             -       9.26
  June 1, 1994 to May 31, 1995..........   9.51         0.58          0.10         (0.58)           -             -       9.61
  August 5, 1993(h) to May 31, 1994.....  10.67         0.50         (0.90)        (0.50)       (0.26)            -       9.51
I SHARES
  June 1, 1997 to May 31, 1998..........   9.27         0.61          0.51         (0.61)           -             -       9.78
  June 1, 1996 to May 31, 1997..........   9.26         0.62          0.01         (0.62)           -             -       9.27
  June 1, 1995 to May 31, 1996..........   9.62         0.61         (0.36)        (0.61)           -             -       9.26
  June 1, 1994 to May 31, 1995..........   9.51         0.65          0.11         (0.65)           -             -       9.62
  August 2, 1993(h) to May 31, 1994.....  10.68         0.58         (0.91)        (0.58)       (0.26)            -       9.51

                                                                 [LOGO]
See Notes to Financial Highlights and Notes to Financial Statements

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

- ------------------------------------------------------------------------------

                                  RATIOS TO AVERAGE NET ASSETS                                        NET ASSETS AT
                           -------------------------------------------                   PORTFOLIO    END OF PERIOD    AVERAGE
                           NET INVESTMENT       NET          GROSS          TOTAL        TURNOVER        (000'S       COMMISSION
                            INCOME (LOSS)     EXPENSES    EXPENSES(a)     RETURN(b)        RATE         OMITTED)       RATE(c)
                           ---------------   ----------   ------------   ------------   -----------   -------------   ----------
 STABLE INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................     5.74%(e)         0.65%(e)       0.91%(e)       6.38%        37.45%(g)   $  8,561           N/A
  June 1, 1996 to May 31,
    1997.................     5.69%            0.65%          0.87%          6.24%        41.30%        12,451           N/A
  May 2, 1996(h) to May
    31, 1996.............     5.77%(d)         0.70%(d)       2.22%(d)       0.23%       109.95%        16,256           N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................     4.94%(e)         1.40%(e)       2.31%(e)       5.50%        37.45%(g)      1,817           N/A
  June 1, 1996 to May 31,
    1997.................     4.96%            1.39%          2.89%          5.43%        41.30%         1,056           N/A
  May 17, 1996(h) to May
    31, 1996.............     5.02%(d)         1.42%(d)       3.07%(d)       0.12%       109.95%           867           N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................     5.69%(e)         0.65%(e)       0.76%(e)       6.28%        37.45%(g)    144,215           N/A
  June 1, 1996 to May 31,
    1997.................     5.73%            0.65%          0.79%          6.24%        41.30%       111,030           N/A
  November 1, 1995 to May
    31, 1996.............     5.74%(d)         0.65%(d)       0.92%(d)       2.97%       109.95%        83,404           N/A
  November 11, 1994(h) to
    October 31, 1995.....     5.91%(d)         0.65%(d)       0.98%(d)       7.20%       115.85%        48,087           N/A
 LIMITED TERM GOVERNMENT INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  October 1, 1997(h) to
    May 31, 1998.........     5.78%(d)         0.40%(d)       0.89%(d)       4.42%        99.49%        66,113           N/A
 INTERMEDIATE GOVERNMENT INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................     6.35%            0.68%          0.86%         10.19%        96.76%        14,325           N/A
  June 1, 1996 to May 31,
    1997.................     6.58%            0.68%          0.80%          6.36%       183.05%        13,038           N/A
  May 2, 1996(h) to May
    31, 1996.............     7.32%(d)         0.75%(d)       1.74%(d)       0.26%        74.64%        16,562           N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................     5.60%            1.43%          1.85%          9.38%        96.76%         8,277           N/A
  June 1, 1996 to May 31,
    1997.................     5.80%            1.42%          1.85%          5.51%       183.05%         8,970           N/A
  May 17, 1996(h) to May
    31, 1996.............     5.56%(d)         1.35%(d)       2.65%(d)      (0.49%)       74.64%        10,682           N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................     6.35%            0.68%          0.72%         10.19%        96.76%       400,346           N/A
  June 1, 1996 to May 31,
    1997.................     6.57%            0.68%          0.72%          6.36%       183.05%       371,278           N/A
  November 1, 1995 to May
    31, 1996.............     6.71%(d)         0.71%(d)       1.17%(d)       0.60%        74.64%       399,324           N/A
  November 11, 1994(h) to
    October 31,
    1995(f)..............     7.79%(d)         0.68%(d)       0.93%(d)      11.58%       240.90%        50,213           N/A
 DIVERSIFIED BOND FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31,
    1998.................     5.98%(e)         0.70%(e)       1.02%(e)      12.39%          N/A        134,831           N/A
  June 1, 1996 to May 31,
    1997.................     6.19%            0.70%          0.77%          6.23%        57.19%       162,310           N/A
  November 1, 1995 to May
    31, 1996.............     6.78%(d)         0.70%(d)       0.77%(d)       0.22%       118.92%       167,159           N/A
  November 11, 1994(h) to
    October 31, 1995.....     5.87%(d)         0.67%(d)       0.82%(d)      11.32%        58.90%       171,453           N/A
 INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................     6.29%            0.75%          1.14%         12.47%       167.09%         7,661           N/A
  June 1, 1996 to May 31,
    1997.................     6.59%            0.75%          1.17%          6.79%       231.00%         5,142           N/A
  June 1, 1995 to May 31,
    1996.................     6.33%            0.75%          1.16%          2.58%       270.17%         5,521           N/A
  June 1, 1994 to May 31,
    1995.................     7.02%            0.75%          1.24%          8.49%        98.83%         6,231           N/A
  June 1, 1993 to May 31,
    1994.................     6.72%            0.60%          1.16%         (1.58%)       26.67%         6,177           N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................     5.54%            1.50%          2.19%         11.52%       167.09%         4,855           N/A
  June 1, 1996 to May 31,
    1997.................     5.87%            1.50%          2.25%          6.03%       231.00%         3,349           N/A
  June 1, 1995 to May 31,
    1996.................     5.57%            1.50%          2.27%          1.92%       270.17%         3,292           N/A
  June 1, 1994 to May 31,
    1995.................     6.24%            1.50%          2.21%          7.57%        98.83%         3,296           N/A
  August 5, 1993(h) to
    May 31, 1994.........     5.82%(d)         1.33%(d)       2.08%(d)      (4.82%)(d)    26.67%         2,605           N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................     6.32%            0.75%          0.95%         12.35%       167.09%       290,566           N/A
  June 1, 1996 to May 31,
    1997.................     6.59%            0.75%          1.02%          6.90%       231.00%       258,207           N/A
  June 1, 1995 to May 31,
    1996.................     6.30%            0.75%          1.06%          2.58%       270.17%       271,157           N/A
  June 1, 1994 to May 31,
    1995.................     7.02%            0.75%          1.06%          8.49%        98.83%       109,994           N/A
  August 2, 1993(h) to
    May 31, 1994.........     6.75%(d)         0.61%(d)       1.09%(d)      (4.04%)(d)    26.67%        93,665           N/A

                                                                 [LOGO]

- ------------------------------------------------------------------------------

                                                                 NET REALIZED
                                         BEGINNING     NET           AND        DIVIDENDS   DISTRIBUTIONS               ENDING
                                         NET ASSET  INVESTMENT    UNREALIZED     FROM NET     FROM NET                 NET ASSET
                                         VALUE PER    INCOME    GAIN (LOSS) ON  INVESTMENT    REALIZED     RETURN OF   VALUE PER
                                           SHARE      (LOSS)     INVESTMENTS      INCOME        GAINS       CAPITAL      SHARE
                                         ---------  ----------  --------------  ----------  -------------  ----------  ---------
 TOTAL RETURN BOND FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998.......... $ 9.40       $ 0.59        $ 0.28        $(0.59)      $(0.05)       $    -     $ 9.63
  June 1, 1996 to May 31, 1997..........   9.40         0.60          0.03         (0.60)       (0.03)            -       9.40
  June 1, 1995 to May 31, 1996..........   9.73         0.64         (0.31)        (0.64)       (0.02)            -       9.40
  June 1, 1994 to May 31, 1995..........   9.54         0.67          0.19         (0.67)           -             -       9.73
  December 31, 1993(h) to May 31,
    1994................................  10.00         0.27         (0.46)        (0.27)           -             -       9.54
B SHARES
  June 1, 1997 to May 31, 1998..........   9.42         0.52          0.28         (0.52)       (0.05)            -       9.65
  June 1, 1996 to May 31, 1997..........   9.40         0.53          0.05         (0.53)       (0.03)            -       9.42
  June 1, 1995 to May 31, 1996..........   9.73         0.57         (0.31)        (0.57)       (0.02)            -       9.40
  June 1, 1994 to May 31, 1995..........   9.54         0.59          0.19         (0.59)           -             -       9.73
  December 31, 1993(h) to May 31,
    1994................................  10.00         0.24         (0.46)        (0.24)           -             -       9.54
I SHARES
  June 1, 1997 to May 31, 1998..........   9.41         0.59          0.28         (0.59)       (0.05)            -       9.64
  June 1, 1996 to May 31, 1997..........   9.40         0.60          0.04         (0.60)       (0.03)            -       9.41
  June 1, 1995 to May 31, 1996..........   9.73         0.64         (0.31)        (0.64)       (0.02)            -       9.40
  June 1, 1994 to May 31, 1995..........   9.54         0.67          0.19         (0.67)           -             -       9.73
  December 31, 1993(h) to May 31,
    1994................................  10.00         0.27         (0.46)        (0.27)           -             -       9.54
 LIMITED TERM TAX-FREE FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31, 1998..........  10.39         0.47          0.21         (0.47)       (0.01)            -      10.59
  October 1, 1996(h) to May 31, 1997....  10.00         0.31          0.39         (0.31)           -             -      10.39
 TAX-FREE INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to November 30, 1997.....  10.05         0.53          0.49         (0.53)           -             -      10.54
  June 1, 1996 to May 31, 1997..........   9.78         0.54          0.27         (0.54)           -             -      10.05
  June 1, 1995 to May 31, 1996..........   9.82         0.55         (0.04)        (0.55)           -             -       9.78
  June 1, 1994 to May 31, 1995..........   9.60         0.55          0.22         (0.55)           -             -       9.82
  June 1, 1993 to May 31, 1994..........  10.06         0.58         (0.39)        (0.58)       (0.07)            -       9.60
B SHARES
  June 1, 1997 to May 31, 1998..........  10.05         0.46          0.48         (0.45)           -             -      10.54
  June 1, 1996 to May 31, 1997..........   9.78         0.46          0.27         (0.46)           -             -      10.05
  June 1, 1995 to May 31, 1996..........   9.82         0.48         (0.04)        (0.48)           -             -       9.78
  June 1, 1994 to May 31, 1995..........   9.60         0.48          0.22         (0.48)           -             -       9.82
  August 6, 1993(h) to May 31, 1994.....  10.17         0.39         (0.50)        (0.39)       (0.07)            -       9.60
I SHARES
  June 1, 1997 to May 31, 1998..........  10.06         0.53          0.48         (0.53)           -             -      10.54
  June 1, 1996 to May 31, 1997..........   9.78         0.54          0.28         (0.54)           -             -      10.06
  June 1, 1995 to May 31, 1996..........   9.82         0.55         (0.04)        (0.55)           -             -       9.78
  June 1, 1994 to May 31, 1995..........   9.60         0.55          0.22         (0.55)           -             -       9.82
  August 2, 1993(h) to May 31, 1994.....  10.14         0.47         (0.47)        (0.47)       (0.07)            -       9.60
 COLORADO TAX-FREE FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  10.22         0.53          0.47         (0.53)           -             -      10.69
  June 1, 1996 to May 31, 1997..........   9.89         0.54          0.33         (0.54)           -             -      10.22
  June 1, 1995 to May 31, 1996..........   9.90         0.53         (0.01)        (0.53)           -             -       9.89
  June 1, 1994 to May 31, 1995..........   9.69         0.48          0.21         (0.48)           -             -       9.90
  June 1, 1993 to May 31, 1994..........  10.00         0.51         (0.30)        (0.51)       (0.01)            -       9.69
B SHARES
  June 1, 1997 to May 31, 1998..........  10.23         0.45          0.48         (0.45)           -             -      10.71
  June 1, 1996 to May 31, 1997..........   9.90         0.47          0.33         (0.47)           -             -      10.23
  June 1, 1995 to May 31, 1996..........   9.91         0.46         (0.01)        (0.46)           -             -       9.90
  June 1, 1994 to May 31, 1995..........   9.70         0.41          0.21         (0.41)           -             -       9.91
  August 2, 1993(h) to May 31, 1994.....  10.04         0.35         (0.33)        (0.35)       (0.01)            -       9.70
I SHARES
  June 1, 1997 to May 31, 1998..........  10.22         0.53          0.47         (0.53)           -             -      10.69
  June 1, 1996 to May 31, 1997..........   9.89         0.54          0.33         (0.54)           -             -      10.22
  June 1, 1995 to May 31, 1996..........   9.90         0.53         (0.01)        (0.53)           -             -       9.89
  June 1, 1994 to May 31, 1995..........   9.69         0.48          0.21         (0.48)           -             -       9.90
  August 23, 1993(h) to May 31, 1994....  10.22         0.39         (0.52)        (0.39)       (0.01)            -       9.69

                                                                 [LOGO]
See Notes to Financial Highlights and Notes to Financial Statements

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

- ------------------------------------------------------------------------------

                                  RATIOS TO AVERAGE NET ASSETS                                            NET ASSETS AT
                           -------------------------------------------                     PORTFOLIO      END OF PERIOD    AVERAGE
                           NET INVESTMENT       NET          GROSS          TOTAL          TURNOVER          (000'S       COMMISSION
                            INCOME (LOSS)     EXPENSES    EXPENSES(a)     RETURN(b)          RATE           OMITTED)       RATE(c)
                           ---------------   ----------   ------------   ------------   ---------------   -------------   ----------
 TOTAL RETURN BOND FUND
- ----------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................     6.14%(e)        0.75%(e)       1.13%(e)        9.46%       134.56%(g)       $  3,030          N/A
  June 1, 1996 to May 31,
    1997.................     6.37%           0.75%          1.31%           6.84%        55.07%             3,086          N/A
  June 1, 1995 to May 31,
    1996.................     6.48%           0.76%          1.57%           3.41%        77.49%             2,010          N/A
  June 1, 1994 to May 31,
    1995.................     6.94%           0.64%          2.38%           9.42%        35.19%               599          N/A
  December 31, 1993(h) to
    May 31, 1994.........     6.04%(d)        0.37%(d)      13.29%(d)       (4.64%)       37.50%               150          N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................     5.37%(e)        1.50%(e)       2.22%(e)        8.64%       134.56%(g)          2,648          N/A
  June 1, 1996 to May 31,
    1997.................     5.61%           1.49%          2.37%           6.27%        55.07%             2,254          N/A
  June 1, 1995 to May 31,
    1996.................     5.75%           1.51%          2.48%           2.63%        77.49%             2,098          N/A
  June 1, 1994 to May 31,
    1995.................     6.17%           1.41%          3.09%           8.59%        35.19%               919          N/A
  December 31, 1993(h) to
    May 31, 1994.........     5.40%(d)        1.11%(d)       8.29%(d)       (5.23%)(d)    37.50%               186          N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................     6.14%(e)        0.75%(e)       0.86%(e)        9.45%       134.56%(g)        109,084          N/A
  June 1, 1996 to May 31,
    1997.................     6.36%           0.75%          1.05%           6.95%        55.07%           125,437          N/A
  June 1, 1995 to May 31,
    1996.................     6.57%           0.75%          1.07%           3.41%        77.49%           120,767          N/A
  June 1, 1994 to May 31,
    1995.................     7.04%           0.71%          1.17%           9.43%        35.19%            96,199          N/A
  December 31, 1993(h) to
    May 31, 1994.........     6.81%(d)        0.46%(d)       2.10%(d)       (4.62%)(d)    37.50%            11,694          N/A
 LIMITED TERM TAX-FREE FUND
- ----------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31,
    1998.................     4.47%           0.65%          1.03%           6.70%        46.06%            54,602          N/A
  October 1, 1996(h) to
    May 31, 1997.........     4.45%(d)        0.65%(d)       1.27%(d)        6.99%        16.39%            40,990          N/A
 TAX-FREE INCOME FUND
- ----------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to
    November 30, 1997....     5.09%           0.60%          0.99%          10.33%       142.81%            35,121          N/A
  June 1, 1996 to May 31,
    1997.................     5.41%           0.50%          1.06%           8.43%       152.33%            29,217          N/A
  June 1, 1995 to May 31,
    1996.................     5.54%           0.40%          1.06%           5.29%       126.20%            33,914          N/A
  June 1, 1994 to May 31,
    1995.................     5.87%           0.60%          1.12%           8.42%       130.90%            30,786          N/A
  June 1, 1993 to May 31,
    1994.................     5.77%           0.60%          1.14%           1.74%       116.54%            34,426          N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................     4.31%           1.35%          2.05%           9.52%       142.81%            11,070          N/A
  June 1, 1996 to May 31,
    1997.................     4.64%           1.26%          2.15%           7.63%       152.33%             7,329          N/A
  June 1, 1995 to May 31,
    1996.................     4.77%           1.14%          2.21%           4.50%       126.20%             5,897          N/A
  June 1, 1994 to May 31,
    1995.................     5.05%           1.35%          2.21%           7.61%       130.90%             3,729          N/A
  August 6, 1993(h) to
    May 31, 1994.........     4.76%(d)        1.31%(d)       2.24%(d)       (0.98%)(d)   116.54%             2,674          N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................     5.09%           0.60%          0.92%          10.22%       142.81%           286,734          N/A
  June 1, 1996 to May 31,
    1997.................     5.40%           0.50%          1.03%           8.54%       152.33%           259,861          N/A
  June 1, 1995 to May 31,
    1996.................     5.57%           0.32%          1.06%           5.29%       126.20%           276,159          N/A
  June 1, 1994 to May 31,
    1995.................     5.84%           0.60%          1.05%           8.42%       130.90%            94,454          N/A
  August 2, 1993(h) to
    May 31, 1994.........     5.71%(d)        0.60%(d)       1.10%(d)       (0.21%)(d)   116.54%           102,084          N/A
 COLORADO TAX-FREE FUND
- ----------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................     5.00%           0.60%          1.04%           9.96%        69.87%            34,254          N/A
  June 1, 1996 to May 31,
    1997.................     5.36%           0.45%          1.14%           9.00%       129.26%            27,806          N/A
  June 1, 1995 to May 31,
    1996.................     5.30%           0.30%          1.13%           5.35%       171.41%            26,991          N/A
  June 1, 1994 to May 31,
    1995.................     5.10%           0.30%          1.15%           7.47%        47.88%            25,997          N/A
  June 1, 1993 to May 31,
    1994.................     4.94%           0.07%          1.23%           2.02%        40.92%            31,724          N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................     4.24%           1.35%          2.04%           9.25%        69.87%             9,156          N/A
  June 1, 1996 to May 31,
    1997.................     4.60%           1.20%          2.15%           8.19%       129.26%             7,218          N/A
  June 1, 1995 to May 31,
    1996.................     4.64%           1.05%          2.16%           4.56%       171.41%             6,400          N/A
  June 1, 1994 to May 31,
    1995.................     4.32%           1.05%          2.16%           6.67%        47.88%             5,198          N/A
  August 2, 1993(h) to
    May 31, 1994.........     4.08%(d)        0.85%(d)       2.24%(d)        0.27%(d)     40.92%             4,494          N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................     5.01%           0.60%          1.01%           9.97%        69.87%            32,342          N/A
  June 1, 1996 to May 31,
    1997.................     5.35%           0.45%          1.13%           9.00%       129.26%            25,917          N/A
  June 1, 1995 to May 31,
    1996.................     5.30%           0.30%          1.13%           5.35%       171.41%            24,074          N/A
  June 1, 1994 to May 31,
    1995.................     5.08%           0.30%          1.16%           7.47%        47.88%            24,539          N/A
  August 23, 1993(h) to
    May 31, 1994.........     5.03%(d)        0.11%(d)       1.21%(d)        0.90%(d)     40.92%            15,153          N/A

                                                                 [LOGO]

- ------------------------------------------------------------------------------

                                                                 NET REALIZED
                                         BEGINNING     NET           AND        DIVIDENDS   DISTRIBUTIONS               ENDING
                                         NET ASSET  INVESTMENT    UNREALIZED     FROM NET     FROM NET                 NET ASSET
                                         VALUE PER    INCOME    GAIN (LOSS) ON  INVESTMENT    REALIZED     RETURN OF   VALUE PER
                                           SHARE      (LOSS)     INVESTMENTS      INCOME        GAINS       CAPITAL      SHARE
                                         ---------  ----------  --------------  ----------  -------------  ----------  ---------
 MINNESOTA INTERMEDIATE TAX-FREE FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  October 1, 1997(h) to May 31, 1998.... $10.00       $ 0.33        $ 0.03        $(0.33)      $    -        $    -     $10.03
 MINNESOTA TAX-FREE FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  10.57         0.53          0.48         (0.53)           -             -      11.05
  June 1, 1996 to May 31, 1997..........  10.30         0.54          0.27         (0.54)           -             -      10.57
  June 1, 1995 to May 31, 1996..........  10.45         0.56         (0.15)        (0.56)           -             -      10.30
  June 1, 1994 to May 31, 1995..........  10.15         0.53          0.30         (0.53)           -             -      10.45
  June 1, 1993 to May 31, 1994..........  10.65         0.53         (0.31)        (0.53)       (0.19)            -      10.15
B SHARES
  June 1, 1997 to May 31, 1998..........  10.57         0.45          0.48         (0.45)           -             -      11.05
  June 1, 1996 to May 31, 1997..........  10.30         0.46          0.27         (0.46)           -             -      10.57
  June 1, 1995 to May 31, 1996..........  10.44         0.48         (0.14)        (0.48)           -             -      10.30
  June 1, 1994 to May 31, 1995..........  10.15         0.45          0.29         (0.45)           -             -      10.44
  August 6, 1993(h) to May 31, 1994.....  10.77         0.35         (0.43)        (0.35)       (0.19)            -      10.15
I SHARES
  June 1, 1997 to May 31, 1998..........  10.57         0.53          0.48         (0.53)           -             -      11.05
  June 1, 1996 to May 31, 1997..........  10.30         0.54          0.27         (0.54)           -             -      10.57
  June 1, 1995 to May 31, 1996..........  10.45         0.56         (0.15)        (0.56)           -             -      10.30
  June 1, 1994 to May 31, 1995..........  10.16         0.53          0.29         (0.53)           -             -      10.45
  August 2, 1993(h) to May 31, 1994.....  10.74         0.43         (0.39)        (0.43)       (0.19)            -      10.16
 STRATEGIC INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31, 1998..........  18.47         0.79          1.75         (0.86)       (0.59)            -      19.56
  June 1, 1996 to May 31, 1997..........  18.12         0.97          0.71         (0.95)       (0.38)            -      18.47
  November 1, 1995 to May 31, 1996......  18.21         0.48          0.42         (0.76)       (0.23)            -      18.12
  November 11, 1994(h) to October 31,
    1995................................  16.19         0.75          1.27             -            -             -      18.21
 MODERATE BALANCED FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31, 1998..........  21.59         0.80          2.72         (0.86)       (1.27)            -      22.98
  June 1, 1996 to May 31, 1997..........  20.27         0.77          1.60         (0.76)       (0.29)            -      21.59
  November 1, 1995 to May 31, 1996......  19.84         0.46          0.89         (0.66)       (0.26)            -      20.27
  November 11, 1994(h) to October 31,
    1995................................  17.25         0.65          1.94             -            -             -      19.84
 GROWTH BALANCED FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31, 1998..........  24.77         0.58          4.52         (0.60)       (1.21)            -      28.06
  June 1, 1996 to May 31, 1997..........  22.83         0.62          2.86         (0.63)       (0.91)            -      24.77
  November 1, 1995 to May 31, 1996......  21.25         0.31          1.95         (0.51)       (0.17)            -      22.83
  November 11, 1994(h) to October 31,
    1995................................  17.95         0.47          2.83             -            -             -      21.25
 AGGRESSIVE BALANCED-EQUITY FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  December 2, 1997(h) to May 31, 1998...  10.00         0.06          0.99         (0.01)           -             -      11.04
 INDEX FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31, 1998..........  39.49         0.58         10.74         (0.65)       (3.80)            -      46.36
  June 1, 1996 to May 31, 1997..........  31.49         0.49          8.50         (0.48)       (0.51)            -      39.49
  November 1, 1995 to May 31, 1996......  27.67         0.36          4.08         (0.43)       (0.19)            -      31.49
  November 11, 1994(h) to October 31,
    1995................................  21.80         0.45          5.42             -            -             -      27.67
 INCOME EQUITY FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  33.16         0.52          8.77         (0.54)       (0.72)            -      41.19
  June 1, 1996 to May 31, 1997..........  27.56         0.57          5.54         (0.51)           -             -      33.16
  May 2, 1996(h) to May 31, 1996........  26.94         0.07          0.55             -            -             -      27.56
B SHARES
  June 1, 1997 to May 31, 1998..........  33.09         0.24          8.75         (0.24)       (0.72)            -      41.12
  June 1, 1996 to May 31, 1997..........  27.54         0.36          5.52         (0.33)           -             -      33.09
  May 2, 1996(h) to May 31, 1996........  26.94         0.02          0.58             -            -             -      27.54

                                                                 [LOGO]
See Notes to Financial Highlights and Notes to Financial Statements

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

- ------------------------------------------------------------------------------

                                  RATIOS TO AVERAGE NET ASSETS                                        NET ASSETS AT
                           -------------------------------------------                   PORTFOLIO    END OF PERIOD    AVERAGE
                           NET INVESTMENT       NET          GROSS          TOTAL        TURNOVER        (000'S       COMMISSION
                            INCOME (LOSS)     EXPENSES    EXPENSES(a)     RETURN(b)        RATE         OMITTED)       RATE(c)
                           ---------------   ----------   ------------   ------------   -----------   -------------   ----------
 MINNESOTA INTERMEDIATE TAX-FREE FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  October 1, 1997(h) to
    May 31, 1998.........     5.02%(d)        0.60%(d)       0.72%(d)        3.61%       15.13%       $209,685          N/A
 MINNESOTA TAX-FREE FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................     4.83%           0.60%          1.07%           9.71%       68.27%         33,597          N/A
  June 1, 1996 to May 31,
    1997.................     5.11%           0.60%          1.21%           7.98%       96.68%         25,739          N/A
  June 1, 1995 to May 31,
    1996.................     5.26%           0.48%          1.26%           3.97%       77.10%         26,610          N/A
  June 1, 1994 to May 31,
    1995.................     5.25%           0.49%          1.61%           8.55%      139.33%         15,559          N/A
  June 1, 1993 to May 31,
    1994.................     4.92%           0.61%          1.52%           1.94%       84.23%         10,008          N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................     4.07%           1.35%          2.08%           8.89%       68.27%         16,549          N/A
  June 1, 1996 to May 31,
    1997.................     4.35%           1.34%          2.21%           7.18%       96.68%         11,128          N/A
  June 1, 1995 to May 31,
    1996.................     4.51%           1.23%          2.29%           3.28%       77.10%          8,825          N/A
  June 1, 1994 to May 31,
    1995.................     4.52%           1.21%          2.62%           7.63%      139.33%          5,090          N/A
  August 6, 1993(h) to
    May 31, 1994.........     3.99%(d)        1.31%(d)       2.45%(d)       (0.58%)(d)   84.23%          2,485          N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................     4.84%           0.60%          1.04%           9.71%       68.27%         20,736          N/A
  June 1, 1996 to May 31,
    1997.................     5.12%           0.60%          1.23%           7.98%       96.68%         11,135          N/A
  June 1, 1995 to May 31,
    1996.................     5.24%           0.51%          1.30%           3.97%       77.10%          3,988          N/A
  June 1, 1994 to May 31,
    1995.................     5.29%           0.48%          1.58%           8.44%      139.33%          1,799          N/A
  August 2, 1993(h) to
    May 31, 1994.........     4.90%(d)        0.61%(d)       1.54%(d)        0.29%(d)    84.23%            872          N/A
 STRATEGIC INCOME FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31,
    1998.................     4.47%(e)        0.80%(e)       1.03%(e)       14.13%        N/A(i)       235,254        N/A(i)
  June 1, 1996 to May 31,
    1997.................     4.38%(e)        0.81%(e)       0.98%(e)        9.58%       72.03%        128,777        $0.0720
  November 1, 1995 to May
    31, 1996.............     4.65%(d)(e)     0.82%(d)(e)    0.97%(d)(e)     5.14%       56.47%        146,950        0.0648
  November 11, 1994(h) to
    October 31, 1995.....     4.67%(d)(e)     0.82%(d)(e)    1.03%(d)(e)    12.48%       65.53%        136,710          N/A
 MODERATE BALANCED FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31,
    1998.................     3.57%(e)        0.88%(e)       1.05%(e)       17.04%        N/A(i)       464,384        N/A(i)
  June 1, 1996 to May 31,
    1997.................     3.70%(e)        0.88%(e)       1.04%(e)       12.04%       45.33%        418,680        0.0684
  November 1, 1995 to May
    31, 1996.............     3.95%(d)(e)     0.90%(d)(e)    1.04%(d)(e)     7.03%       52.71%        398,005        0.0658
  November 11, 1994(h) to
    October 31, 1995.....     3.76%(d)(e)     0.92%(d)(e)    1.11%(d)(e)    15.01%       62.08%        373,998          N/A
 GROWTH BALANCED FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31,
    1998.................     2.38%(e)        0.93%(e)       1.09%(e)       21.40%        N/A(i)       665,758        N/A(i)
  June 1, 1996 to May 31,
    1997.................     2.47%(e)        0.94%(e)       1.16%(e)       15.81%       24.33%        503,382        0.0676
  November 1, 1995 to May
    31, 1996.............     2.66%(d)(e)     0.98%(d)(e)    1.16%(d)(e)    10.87%       38.78%        484,641        0.0696
  November 11, 1994(h) to
    October 31, 1995.....     2.63%(d)(e)     0.99%(d)(e)    1.23%(d)(e)    18.38%       41.04%        374,892          N/A
 AGGRESSIVE BALANCED-EQUITY FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  December 2, 1997(h) to
    May 31, 1998.........     1.58%(d)(e)     1.00%(d)(e)    2.29%(d)(e)    10.55%        N/A(i)         8,872        N/A(i)
 INDEX FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31,
    1998.................     1.53%(e)        0.25%(e)       0.58%(e)       30.32%      6.68%(g)       784,205        0.0339(g)
  June 1, 1996 to May 31,
    1997.................     2.10%           0.25%          0.56%          29.02%       24.17%        513,134        0.0417
  November 1, 1995 to May
    31, 1996.............     2.25%(d)        0.31%(d)       0.57%(d)       16.27%        9.12%        249,644        0.0517
  November 11, 1994(h) to
    October 31, 1995.....     2.12%(d)        0.50%(d)       0.64%(d)       26.93%       14.48%        186,197          N/A
 INCOME EQUITY FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................     1.44%(e)        0.85%(e)       0.91%(e)       28.64%      3.46%(g)        75,144        0.0585(g)
  June 1, 1996 to May 31,
    1997.................     1.95%           0.85%          0.93%          22.40%        4.76%         43,708        0.0792
  May 2, 1996(h) to May
    31, 1996.............     3.69%(d)        0.91%(d)       1.91%(d)        2.30%        0.69%         31,448        0.0942
B SHARES
  June 1, 1997 to May 31,
    1998.................     0.69%(e)        1.60%(e)       1.91%(e)       27.67%      3.46%(g)        67,385        0.0585(g)
  June 1, 1996 to May 31,
    1997.................     1.24%           1.59%          1.96%          21.48%        4.76%         33,626        0.0792
  May 2, 1996(h) to May
    31, 1996.............     2.92%(d)        1.72%(d)       2.63%(d)        2.23%        0.69%         17,318        0.0942

                                                                 [LOGO]

- ------------------------------------------------------------------------------

                                                                 NET REALIZED
                                         BEGINNING     NET           AND        DIVIDENDS   DISTRIBUTIONS               ENDING
                                         NET ASSET  INVESTMENT    UNREALIZED     FROM NET     FROM NET                 NET ASSET
                                         VALUE PER    INCOME    GAIN (LOSS) ON  INVESTMENT    REALIZED     RETURN OF   VALUE PER
                                           SHARE      (LOSS)     INVESTMENTS      INCOME        GAINS       CAPITAL      SHARE
                                         ---------  ----------  --------------  ----------  -------------  ----------  ---------
 INCOME EQUITY FUND (CONT'D)
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to November 30, 1997..... $33.16       $ 0.52        $ 8.76        $(0.54)      $(0.72)       $    -     $41.18
  June 1, 1996 to May 31, 1997..........  27.56         0.56          5.55         (0.51)           -             -      33.16
  November 1, 1995 to May 31, 1996......  24.02         0.29          4.02         (0.69)       (0.08)            -      27.56
  November 11, 1994(h) to October 31,
    1995................................  18.90         0.46          4.66             -            -             -      24.02
 VALUGROWTH STOCK FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  25.06         0.13          4.69         (0.16)       (3.54)            -      26.18
  June 1, 1996 to May 31, 1997..........  22.63         0.17          4.80         (0.13)       (2.41)            -      25.06
  June 1, 1995 to May 31, 1996..........  18.82         0.13          3.93         (0.13)       (0.12)            -      22.63
  June 1, 1994 to May 31, 1995..........  17.17         0.17          1.66         (0.18)           -             -      18.82
  June 1, 1993 to May 31, 1994..........  17.27         0.10          0.19         (0.17)       (0.22)            -      17.17
B SHARES
  June 1, 1997 to May 31, 1998..........  24.55        (0.02)         4.56         (0.03)       (3.54)            -      25.52
  June 1, 1996 to May 31, 1997..........  22.28         0.01          4.68         (0.01)       (2.41)            -      24.55
  June 1, 1995 to May 31, 1996..........  18.65        (0.02)         3.87         (0.10)       (0.12)            -      22.28
  June 1, 1994 to May 31, 1995..........  17.10         0.07          1.61         (0.13)           -             -      18.65
  August 5, 1993(h) to May 31, 1994.....  17.12         0.07          0.23         (0.10)       (0.22)            -      17.10
I SHARES
  June 1, 1997 to May 31, 1998..........  25.03         0.06          4.76         (0.16)       (3.54)            -      26.15
  June 1, 1996 to May 31, 1997..........  22.61         0.16          4.80         (0.13)       (2.41)            -      25.03
  June 1, 1995 to May 31, 1996..........  18.80         0.14          3.91         (0.12)       (0.12)            -      22.61
  June 1, 1994 to May 31, 1995..........  17.16         0.18          1.64         (0.18)           -             -      18.80
  August 2, 1993(h) to May 31, 1994.....  16.91         0.13          0.46         (0.12)       (0.22)            -      17.16
 DIVERSIFIED EQUITY FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  36.51         0.16          8.99         (0.27)       (2.33)            -      43.06
  June 1, 1996 to May 31, 1997..........  30.56         0.20          6.10         (0.16)       (0.19)            -      36.51
  May 2, 1996(h) to May 31, 1996........  29.89         0.02          0.65             -            -             -      30.56
B SHARES
  June 1, 1997 to May 31, 1998..........  36.31        (0.06)         8.85         (0.08)       (2.33)            -      42.69
  June 1, 1996 to May 31, 1997..........  30.54         0.03          6.00         (0.07)       (0.19)            -      36.31
  May 6, 1996(h) to May 31, 1996........  29.41         0.02          1.11             -            -             -      30.54
I SHARES
  June 1, 1997 to May 31, 1998..........  36.50         0.22          8.94         (0.27)       (2.33)            -      43.06
  June 1, 1996 to May 31, 1997..........  30.55         0.25          6.05         (0.16)       (0.19)            -      36.50
  November 1, 1995 to May 31, 1996......  27.53         0.16          4.25         (0.42)       (0.97)            -      30.55
  November 11, 1994(h) to October 31,
    1995................................  22.21         0.22          5.10             -            -             -      27.53
 GROWTH EQUITY FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  32.49        (0.06)         6.88         (0.04)       (3.54)            -      35.73
  June 1, 1996 to May 31, 1997..........  29.08        (0.02)         4.06         (0.04)       (0.59)            -      32.49
  May 2, 1996(h) to May 31, 1996........  28.50            -          0.58             -            -             -      29.08
B SHARES
  June 1, 1997 to May 31, 1998..........  32.28        (0.23)         6.72             -        (3.54)            -      35.23
  June 1, 1996 to May 31, 1997..........  29.07        (0.13)         3.93             -        (0.59)            -      32.28
  May 6, 1996(h) to May 31, 1996........  28.18            -          0.89             -            -             -      29.07
I SHARES
  June 1, 1997 to May 31, 1998..........  32.48        (0.04)         6.86         (0.04)       (3.54)            -      35.72
  June 1, 1996 to May 31, 1997..........  29.08        (0.02)         4.05         (0.04)       (0.59)            -      32.48
  November 1, 1995 to May 31, 1996......  26.97            -          4.09         (0.12)       (1.86)            -      29.08
  November 11, 1994(h) to October 31,
    1995................................  22.28        (0.02)         4.71             -            -             -      26.97
 LARGE COMPANY GROWTH
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31, 1998..........  32.63        (0.11)        10.20             -        (2.78)            -      39.94
  June 1, 1996 to May 31, 1997..........  26.97        (0.03)         5.91             -        (0.22)            -      32.63
  November 1, 1995 to May 31, 1996......  23.59        (0.04)         3.64             -        (0.22)            -      26.97
  November 11, 1994(h) to October 31,
    1995................................  18.50        (0.05)         5.14             -            -             -      23.59

                                                                 [LOGO]
See Notes to Financial Highlights and Notes to Financial Statements

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

- ------------------------------------------------------------------------------

                                  RATIOS TO AVERAGE NET ASSETS
                           ------------------------------------------
                               NET                                                                   NET ASSETS AT
                           INVESTMENT                                                   PORTFOLIO    END OF PERIOD    AVERAGE
                             INCOME            NET          GROSS          TOTAL        TURNOVER        (000'S       COMMISSION
                             (LOSS)          EXPENSES    EXPENSES(a)     RETURN(b)        RATE         OMITTED)       RATE(c)
                           -----------      ----------   ------------   ------------   -----------   -------------   ----------
 INCOME EQUITY FUND (CONT'D)
- -------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to
    November 30, 1997....        1.43%(e)    0.85%(e)       0.86%(e)       28.61%          3.46%(g)  $1,214,385      $0.0585(g)
  June 1, 1996 to May 31,
    1997.................        1.97%       0.85%          0.90%          22.40%            4.76%    425,197        0.0792
  November 1, 1995 to May
    31, 1996.............        2.72%(d)    0.86%(d)       1.13%(d)       18.14%            0.69%    230,831        0.0942
  November 11, 1994(h) to
    October 31, 1995.....        2.51%(d)    0.85%(d)       1.12%(d)       27.09%            7.03%     49,000          N/A
 VALUGROWTH STOCK FUND
- -------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................        0.56%       1.00%          1.26%          21.15%           74.25%     27,771        0.0588
  June 1, 1996 to May 31,
    1997.................        0.70%       1.01%          1.39%          23.32%           75.50%     18,830        0.0781
  June 1, 1995 to May 31,
    1996.................        0.63%       1.20%          1.42%          21.69%          105.43%     15,232        0.0603
  June 1, 1994 to May 31,
    1995.................        1.01%       1.20%          1.43%          10.72%           63.82%     12,138          N/A
  June 1, 1993 to May 31,
    1994.................        1.06%       1.20%          1.43%           1.68%           86.07%     12,922          N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................       (0.19%)      1.75%          2.31%          20.30%           74.25%      8,943        0.0588
  June 1, 1996 to May 31,
    1997.................       (0.07%)      1.76%          2.48%          22.33%           75.50%      6,591        0.0781
  June 1, 1995 to May 31,
    1996.................       (0.12%)      1.96%          2.54%          20.79%          105.43%      5,130        0.0603
  June 1, 1994 to May 31,
    1995.................        0.28%       1.95%          2.51%           9.88%           63.82%      3,569          N/A
  August 5, 1993(h) to
    May 31, 1994.........        0.25%(d)    1.95%(d)       2.55%(d)        2.36%(d)        86.07%      2,218          N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................        0.53%       1.00%          1.20%          21.18%           74.25%    609,056        0.0588
  June 1, 1996 to May 31,
    1997.................        0.67%       1.01%          1.33%          23.30%           75.50%    180,204        0.0781
  June 1, 1995 to May 31,
    1996.................        0.62%       1.20%          1.32%          21.72%          105.43%    156,553        0.0603
  June 1, 1994 to May 31,
    1995.................        1.02%       1.20%          1.33%          10.67%           63.82%    136,589          N/A
  August 2, 1993(h) to
    May 31, 1994.........        0.92%(d)    1.20%(d)       1.39%(d)        2.99%(d)        86.07%    113,061          N/A
 DIVERSIFIED EQUITY FUND
- -------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................        0.60%(e)    1.00%(e)       1.20%(e)       26.08%             (N/Ai)   56,350          N/A(i)
  June 1, 1996 to May 31,
    1997.................        0.81%(e)    1.02%(e)       1.40%(e)       20.75%           48.08%     25,271        0.0626
  May 2, 1996(h) to May
    31, 1996.............        1.88%(d)(e)  1.52%(d)(e)    4.06%(d)(e)     2.24%           5.76%      2,699        0.0671
B SHARES
  June 1, 1997 to May 31,
    1998.................       (0.15%)(e)   1.75%(e)       2.19%(e)       25.13%             (N/Ai)   81,548          N/A(i)
  June 1, 1996 to May 31,
    1997.................        0.09%(e)    1.76%(e)       2.41%(e)       19.86%           48.08%     33,870        0.0626
  May 6, 1996(h) to May
    31, 1996.............        1.24%(d)(e)  2.37%(d)(e)    4.95%(d)(e)     3.84%           5.76%      2,447        0.0671
I SHARES
  June 1, 1997 to May 31,
    1998.................        0.60%(e)    1.00%(e)       1.13%(e)       26.12%             (N/Ai) 1,520,343         N/A(i)
  June 1, 1996 to May 31,
    1997.................        0.79%(e)    1.02%(e)       1.31%(e)       20.76%           48.08%   1,212,565       0.0626
  November 1, 1995 to May
    31, 1996.............        1.00%(d)(e)  1.06%(d)(e)    1.30%(d)(e)    16.38%           5.76%    907,223        0.0671
  November 11, 1994(h) to
    October 31, 1995.....        1.01%(d)(e)  1.09%(d)(e)    1.37%(d)(e)    23.95%          10.33%    711,111          N/A
 GROWTH EQUITY FUND
- -------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................       (0.11%)(e)   1.25%(e)       1.42%(e)       22.55%             (N/Ai)   21,567          N/A(i)
  June 1, 1996 to May 31,
    1997.................       (0.12%)(e)   1.30%(e)       1.95%(e)       14.11%            9.06%     14,146        0.0565
  May 2, 1996(h) to May
    31, 1996.............        0.34%(d)(e)  2.08%(d)(e)    6.40%(d)(e)     2.04%           7.39%      3,338        0.0617
B SHARES
  June 1, 1997 to May 31,
    1998.................       (0.85%)(e)   2.00%(e)       2.45%(e)       21.63%             (N/Ai)   16,615          N/A(i)
  June 1, 1996 to May 31,
    1997.................       (0.82%)(e)   2.04%(e)       3.02%(e)       13.28%            9.06%      8,713        0.0565
  May 6, 1996(h) to May
    31, 1996.............       (0.40%)(d)(e)  2.92%(d)(e)    7.44%(d)(e)     3.16%          7.39%        703        0.0617
I SHARES
  June 1, 1997 to May 31,
    1998.................       (0.11%)(e)   1.25%(e)       1.35%(e)       22.52%             (N/Ai) 1,033,251         N/A(i)
  June 1, 1996 to May 31,
    1997.................       (0.09%)(e)   1.30%(e)       1.84%(e)       14.11%            9.06%    895,420        0.0565
  November 1, 1995 to May
    31, 1996.............        0.01%(d)(e)  1.35%(d)(e)    1.85%(d)(e)    15.83%           7.39%    735,728        0.0617
  November 11, 1994(h) to
    October 31, 1995.....       (0.11%)(d)(e)  1.38%(d)(e)    1.92%(d)(e)    21.10%          8.90%    564,004          N/A
 LARGE COMPANY GROWTH
- -------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31,
    1998.................       (0.36%)(e)   1.00%(e)       1.03%(e)       32.29%           13.03%(g)  232,499       0.0552(g)
  June 1, 1996 to May 31,
    1997.................       (0.18%)      0.99%          1.09%          21.93%           24.37%    131,768        0.0564
  November 1, 1995 to May
    31, 1996.............       (0.30%)(d)   1.00%(d)       1.13%(d)       15.40%           16.93%     82,114        0.0616
  November 11, 1994(h) to
    October 31, 1995.....       (0.23%)(d)   1.00%(d)       1.20%(d)       27.51%           31.60%     63,567          N/A

                                                                 [LOGO]

 FINANCIAL HIGHLIGHTS (CONCLUDED)

- ------------------------------------------------------------------------------

                                                                 NET REALIZED
                                         BEGINNING     NET           AND        DIVIDENDS   DISTRIBUTIONS               ENDING
                                         NET ASSET  INVESTMENT    UNREALIZED     FROM NET     FROM NET                 NET ASSET
                                         VALUE PER    INCOME    GAIN (LOSS) ON  INVESTMENT    REALIZED     RETURN OF   VALUE PER
                                           SHARE      (LOSS)     INVESTMENTS      INCOME        GAINS       CAPITAL      SHARE
                                         ---------  ----------  --------------  ----------  -------------  ----------  ---------
 DIVERSIFIED SMALL CAP FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  December 31, 1997(h) to May 31,
    1998................................ $10.00       $    -        $ 0.52        $    -       $    -        $    -     $10.52
 SMALL COMPANY STOCK FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  13.95        (0.07)         1.02             -        (2.90)            -      12.00
  June 1, 1996 to May 31, 1997..........  14.02        (0.04)         0.88             -        (0.91)            -      13.95
  June 1, 1995 to May 31, 1996..........  10.64         0.01          3.93         (0.03)       (0.53)            -      14.02
  June 1, 1994 to May 31, 1995..........   9.84         0.12          0.87         (0.11)       (0.08)            -      10.64
  December 31, 1993(h) to May 31,
    1994................................  10.00         0.07         (0.15)        (0.08)           -             -       9.84
B SHARES
  June 1, 1997 to May 31, 1998..........  13.63        (0.11)         0.94             -        (2.90)            -      11.56
  June 1, 1996 to May 31, 1997..........  13.83        (0.11)         0.82             -        (0.91)            -      13.63
  June 1, 1995 to May 31, 1996..........  10.56        (0.08)         3.90         (0.02)       (0.53)            -      13.83
  June 1, 1994 to May 31, 1995..........   9.82         0.07          0.84         (0.09)       (0.08)            -      10.56
  December 31, 1993(h) to May 31,
    1994................................  10.00         0.06         (0.17)        (0.07)           -             -       9.82
I SHARES
  June 1, 1997 to May 31, 1998..........  13.88        (0.09)         1.11             -        (2.90)        (0.07)     11.93
  June 1, 1996 to May 31, 1997..........  13.96        (0.04)         0.87             -        (0.91)            -      13.88
  June 1, 1995 to May 31, 1996..........  10.59         0.01          3.93         (0.03)       (0.54)            -      13.96
  June 1, 1994 to May 31, 1995..........   9.80         0.12          0.87         (0.12)       (0.08)            -      10.59
  December 31, 1993(h) to May 31,
    1994................................  10.00         0.08         (0.20)        (0.08)           -             -       9.80
 SMALL CAP OPPORTUNITY FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  19.83        (0.07)         4.37             -        (0.53)            -      23.60
  October 9, 1996(h) to May 31, 1997....  17.39        (0.01)         2.46             -        (0.01)            -      19.83
B SHARES
  June 1, 1997 to May 31, 1998..........  19.75        (0.05)         4.15             -        (0.53)            -      23.32
  November 8, 1996(h) to May 31, 1997...  17.41        (0.05)         2.40             -        (0.01)            -      19.75
I SHARES
  June 1, 1997 to May 31, 1998..........  19.84        (0.06)         4.36             -        (0.53)            -      23.61
  August 15, 1996(h) to May 31, 1997....  16.26        (0.01)         3.60             -        (0.01)            -      19.84
 SMALL COMPANY GROWTH FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31, 1998..........  31.08        (0.23)         6.88             -        (4.04)            -      33.69
  June 1, 1996 to May 31, 1997..........  33.00        (0.18)         1.83             -        (3.57)            -      31.08
  November 1, 1995 to May 31, 1996......  29.99        (0.07)         5.94             -        (2.86)            -      33.00
  November 11, 1994(h) to October 31,
    1995................................  21.88        (0.11)         8.22             -            -             -      29.99
 CONTRARIAN STOCK FUND
- --------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31, 1998..........  10.25         0.14          0.77         (0.23)           -             -      10.93
  June 1, 1996 to May 31, 1997..........  10.82         0.09          1.03         (0.08)       (1.61)            -      10.25
  June 1, 1995 to May 31, 1996..........  10.90         0.10          1.01         (0.10)       (1.09)            -      10.82
  June 1, 1994 to May 31, 1995..........   9.71         0.11          1.19         (0.11)      (0.003)            -      10.90
  December 31, 1993(h) to May 31,
    1994................................  10.00         0.07         (0.29)        (0.07)           -             -       9.71
 INTERNATIONAL FUND
- --------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31, 1998..........  21.66         0.03          2.35         (0.20)           -             -      23.84
  June 1, 1996 to May 31, 1997..........  19.82         0.10          1.94         (0.20)           -             -      21.66
  November 1, 1995 to May 31, 1996......  17.97         0.35          1.83         (0.33)           -             -      19.82
  April 12, 1995(h) to October 31,
    1995................................  16.50         0.01          1.46             -            -             -      17.97
B SHARES
  June 1, 1997 to May 31, 1998..........  21.55        (0.09)         2.31         (0.07)           -             -      23.70
  June 1, 1996 to May 31, 1997..........  19.71        (0.06)         1.93         (0.03)           -             -      21.55
  November 1, 1995 to May 31, 1996......  17.91         0.25          1.83         (0.28)           -             -      19.71
  May 12, 1995(h) to October 31, 1995...  17.20         0.01          0.70             -            -             -      17.91
I SHARES
  June 1, 1997 to May 31, 1998..........  21.67         0.09          2.29         (0.20)           -             -      23.85
  June 1, 1996 to May 31, 1997..........  19.84         0.09          1.94         (0.20)           -             -      21.67
  November 1, 1995 to May 31, 1996......  17.99         0.14          2.04         (0.33)           -             -      19.84
  November 11, 1994(h) to October 31,
    1995................................  17.28         0.09          0.62             -            -             -      17.99

                                                                 [LOGO]
See Notes to Financial Highlights and Notes to Financial Statements

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

- ------------------------------------------------------------------------------

                                  RATIOS TO AVERAGE NET ASSETS
                           -------------------------------------------                PORTFOLIO     NET ASSETS AT     AVERAGE
                           NET INVESTMENT       NET          GROSS         TOTAL       TURNOVER     END OF PERIOD    COMMISSION
                           INCOME (LOSS)     EXPENSES     EXPENSES(a)    RETURN(b)       RATE      (000'S OMITTED)    RATE(c)
                           --------------   -----------   ------------   ----------   ----------   ---------------   ----------
 DIVERSIFIED SMALL CAP FUND
- -------------------------------------------------------------------------------------------------------------------------------
I SHARES
  December 31, 1997(h) to
    May 31, 1998.........      (0.25%)(d)(e)    1.21%(d)(e)     2.65%(d)(e)   5.20%       N/A(i)      $ 12,551           N/A(i)
 SMALL COMPANY STOCK FUND
- -------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................      (0.50%)(e)      1.20%(e)       1.42%(e)     8.07%      166.16%(g)         8,426       $0.0616(g)
  June 1, 1996 to May 31,
    1997.................      (0.38%)         1.19%          1.67%        6.34%      210.19%            7,355        0.0774
  June 1, 1995 to May 31,
    1996.................       0.03%          1.21%          1.87%       38.22%      134.53%            5,426        0.0555
  June 1, 1994 to May 31,
    1995.................       1.14%          0.53%          2.32%       10.19%       68.09%            1,540           N/A
  December 31, 1993(h) to
    May 31, 1994.........       1.95%(d)       0.22%(d)      10.66%(d)          (1.   )(d)  14.98%         265           N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................      (1.26%)(e)      1.95%(e)       2.47%(e)     7.29%      166.16%(g)         5,799        0.0616(g)
  June 1, 1996 to May 31,
    1997.................      (1.13%)         1.94%          2.73%        5.46%      210.19%            5,125        0.0774
  June 1, 1995 to May 31,
    1996.................      (0.74%)         1.96%          2.96%       37.32%      134.53%            4,125        0.0555
  June 1, 1994 to May 31,
    1995.................       0.38%          1.27%          3.56%        9.31%       68.09%              963           N/A
  December 31, 1993(h) to
    May 31, 1994.........       1.27%(d)       0.98%(d)      20.87%(d)          (2.   )(d)  14.98%         195           N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................      (0.53%)(e)      1.20%(e)       1.32%(e)     8.12%      166.16%(g)       112,713        0.0616(g)
  June 1, 1996 to May 31,
    1997.................      (0.38%)         1.19%          1.56%        6.30%      210.19%          161,995        0.0774
  June 1, 1995 to May 31,
    1996.................       0.05%          1.21%          1.60%       38.30%      134.53%          125,986        0.0555
  June 1, 1994 to May 31,
    1995.................       1.14%          0.52%          1.82%       10.13%       68.09%           54,240           N/A
  December 31, 1993(h) to
    May 31, 1994.........       2.03%(d)       0.20%(d)       4.33%(d)          (2.   )(d)  14.98%       9,251           N/A
 SMALL CAP OPPORTUNITY FUND
- -------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................      (0.43%)(e)      1.27%(e)       1.86%(e)    21.97%       54.98%(g)         6,870        0.0582(g)
  October 9, 1996(h) to
    May 31, 1997.........      (0.18%)(d)(e)    1.25%(d)(e)    10.51%(d)(e)  11.37%    34.45%(g)           522        0.0584(g)
B SHARES
  June 1, 1997 to May 31,
    1998.................      (1.21%)(e)      2.02%(e)       3.05%(e)    21.03%       54.98%(g)         6,140        0.0582(g)
  November 8, 1996(h) to
    May 31, 1997.........      (0.99%)(d)(e)    2.06%(d)(e)    27.27%(d)(e)  13.53%    34.45%(g)           158        0.0584(g)
I SHARES
  June 1, 1997 to May 31,
    1998.................      (0.40%)(e)      1.25%(e)       1.38%(e)    21.95%       54.98%(g)       284,828        0.0582(g)
  August 15, 1996(h) to
    May 31, 1997.........      (0.16%)(d)(e)    1.25%(d)(e)     1.89%(d)(e)  11.42%    34.45%(g)        77,174        0.0584(g)
 SMALL COMPANY GROWTH FUND
- -------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31,
    1998.................      (0.73%)(e)      1.25%(e)       1.26%(e)    22.38%      123.36%(g)       748,269        0.0567(g)
  June 1, 1996 to May 31,
    1997.................      (0.71%)         1.24%          1.29%        5.65%      124.03%          447,580        0.0565
  November 1, 1995 to May
    31, 1996.............      (0.41%)(d)      1.25%(d)       1.29%(d)    21.43%       62.06%          378,546        0.0583
  November 11, 1994(h) to
    October 31, 1995.....      (0.47%)(d)      1.25%(d)       1.35%(d)    37.07%      106.55%          278,058           N/A
 CONTRARIAN STOCK FUND
- -------------------------------------------------------------------------------------------------------------------------------
I SHARES
  June 1, 1997 to May 31,
    1998.................       0.66%          1.20%          2.31%        8.87%        9.22%            3,641        0.0460
  June 1, 1996 to May 31,
    1997.................       0.81%          1.19%          1.72%       13.02%       13.36%            8,260        0.0472
  June 1, 1995 to May 31,
    1996.................       0.87%          1.20%          1.45%       10.90%       28.21%           36,020        0.0467
  June 1, 1994 to May 31,
    1995.................       0.91%          1.12%          1.57%       13.52%       30.32%           45,832           N/A
  December 31, 1993(h) to
    May 31, 1994.........       1.82%(d)       0.62%(d)       3.52%(d)          (5.   )(d)   2.67%       4,548           N/A
 INTERNATIONAL FUND
- -------------------------------------------------------------------------------------------------------------------------------
A SHARES
  June 1, 1997 to May 31,
    1998.................       0.44%(e)       1.47%(e)       1.72%(e)    11.20%          N/A(i)         3,342           N/A(i)
  June 1, 1996 to May 31,
    1997.................       0.42%(e)       1.43%(e)       1.72%(e)    10.33%       48.23%(g)         2,240        0.0202(g)
  November 1, 1995 to May
    31, 1996.............       0.92%(d)(e)    1.50%(d)(e)     2.51%(d)(e)  12.31%     14.12%(g)         1,080        0.0325(g)
  April 12, 1995(h) to
    October 31, 1995.....       0.26%(d)(e)    1.32%(d)(e)    20.95%(d)(e)   8.91%     29.41%(g)           216           N/A
B SHARES
  June 1, 1997 to May 31,
    1998.................      (0.29%)(e)      2.22%(e)       2.81%(e)    10.39%          N/A(i)         2,245           N/A(i)
  June 1, 1996 to May 31,
    1997.................      (0.34%)(e)      2.18%(e)       2.76%(e)     9.44%       48.23%(g)         1,667        0.0202(g)
  November 1, 1995 to May
    31, 1996.............      (0.02%)(d)(e)    2.25%(d)(e)     3.11%(d)(e)  11.79%    14.12%(g)           995        0.0325(g)
  May 12, 1995(h) to
    October 31, 1995.....       0.17%(d)(e)    1.27%(d)(e)    14.57%(d)(e)   4.30%     29.41%(g)           395           N/A
I SHARES
  June 1, 1997 to May 31,
    1998.................       0.45%(e)       1.47%(e)       1.50%(e)    11.19%          N/A(i)       279,667           N/A(i)
  June 1, 1996 to May 31,
    1997.................       0.40%(e)       1.43%(e)       1.44%(e)    10.27%       48.23%(g)       228,552        0.0202(g)
  November 1, 1995 to May
    31, 1996.............       0.60%(d)(e)    1.50%(d)(e)     1.52%(d)(e)  12.31%     14.12%(g)       143,643        0.0325(g)
  November 11, 1994(h) to
    October 31, 1995.....       0.54%(d)(e)    1.50%(d)(e)     1.66%(d)(e)   4.11%     29.41%(g)        91,401           N/A

                                                                 [LOGO]

 NOTES TO FINANCIAL HIGHLIGHTS

- ------------------------------------------------------------------------------

(a) During each period, various fees and expenses were waived and reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements
(b) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown (Note 3)
(c) For fiscal years beginning after September 1, 1995, the Funds are required to disclose average commission per share paid to brokers on the purchase and sale of equity securities
(d) Annualized
(e) Includes expenses allocated from the Portfolio(s) in which the Fund invests
(f) Adjusted for a five to one stock split
(g) The portfolio turnover rate and the average commission rate represent the activity from a Fund's investment in its respective Portfolio
(h) Date of commencement of operations
(i) Investment securities were not held directly due to investment in Portfolios (Note 1). Portfolio turnover rate and average commission rate are not applicable as the fund invested in more than one Portfolio.

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS                                      MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Norwest Advantage Funds ("Trust") is organized as a Delaware business trust and is registered as an open-end management investment company. The Trust currently has thirty-nine separate investment portfolios. These financial statements relate to twenty-seven of those portfolios (each a "Fund," and collectively, the "Funds"), each of which is a diversified portfolio, with the exception of Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, and Minnesota Tax-Free Fund. The classes of each Fund and their date of commencement of operations are as follows:

                                              A SHARES           B SHARES           I SHARES
                                          -----------------  -----------------  -----------------
Stable Income Fund......................  May 2, 1996        May 17, 1996       November 11, 1994
Limited Term Government Income Fund.....  N/A                N/A                October 1, 1997
Intermediate Government Income Fund.....  May 2, 1996        May 17, 1996       November 11, 1994
Diversified Bond Fund...................  N/A                N/A                November 11, 1994
Income Fund.............................  June 9, 1987       August 5, 1993     August 2, 1993
Total Return Bond Fund..................  December 31, 1993  December 31, 1993  December 31, 1993
Limited Term Tax-Free Fund..............  N/A                N/A                October 1, 1996
Tax-Free Income Fund....................  August 1, 1989     August 6, 1993     August 2, 1993
Colorado Tax-Free Fund..................  June 1, 1993       August 2, 1993     August 23, 1993
Minnesota Intermediate Tax-Free Fund....  N/A                N/A                October 1, 1997
Minnesota Tax-Free Fund.................  January 12, 1988   August 6, 1993     August 2, 1993
Strategic Income Fund...................  N/A                N/A                November 11, 1994
Moderate Balanced Fund..................  N/A                N/A                November 11, 1994
Growth Balanced Fund....................  N/A                N/A                November 11, 1994
Aggressive Balanced-Equity Fund.........  N/A                N/A                December 2, 1997
Index Fund..............................  N/A                N/A                November 11, 1994
Income Equity Fund......................  May 2, 1996        May 2, 1996        November 11, 1994
ValuGrowth(SM) Stock Fund...............  January 8, 1988    August 5, 1993     August 2, 1993
Diversified Equity Fund.................  May 2, 1996        May 6, 1996        November 11, 1994
Growth Equity Fund......................  May 2, 1996        May 6, 1996        November 11, 1994
Large Company Growth Fund...............  N/A                N/A                November 11, 1994
Diversified Small Cap Fund..............  N/A                N/A                December 31, 1997
Small Company Stock Fund................  December 31, 1993  December 31, 1993  December 31, 1993
Small Cap Opportunities Fund............  October 9, 1996    November 8, 1996   August 15, 1996
Small Company Growth Fund...............  N/A                N/A                November 11, 1994
Contrarian Stock Fund...................  N/A                N/A                December 31, 1993
International Fund......................  April 12, 1995     May 12, 1995       November 11, 1994

Each share of each class represents an undivided proportionate interest in that respective Fund. A Shares are sold with a front-end sales charge to the general public but do not incur distribution expenses. B Shares are sold to the general public with a contingent deferred sales charge imposed on most redemptions made within six years of purchase and, after a specified number of years, B Shares automatically convert to A Shares. B Shares incur distribution expenses. I Shares, offered primarily to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates, are sold without a sales charge and do not incur distribution expenses. Contrarian Stock Fund ceased offering A Shares and B Shares on May 30, 1997, and discontinued operations on July 17, 1998. On October 1, 1997, Conservative Balanced Fund was renamed Strategic Income Fund.

MASTER-FEEDER ARRANGEMENT--Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund and Small Company Growth Fund each seek to achieve its investment objective by investing all its investable assets in a separate diversified portfolio (each a "Portfolio" and collectively the "Portfolios") of Core Trust (Delaware) ("Core Trust"), a registered, open-end management investment company, which has the same investment objectives and substantially similar investment policies as the Fund. Small Cap Opportunities Fund seeks to achieve its investment objective by investing all its investable assets in Schroder U. S. Smaller Companies Portfolio, a separate diversified portfolio of Schroder Capital Funds ("Schroder Core"), a registered, open-end management investment company. Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund each seek to achieve its investment objective by investing all or a part of its assets in two or more Portfolios of Core Trust and Schroder Core (collectively, the "Core Portfolios"). Each Portfolio directly acquires portfolio securities, and a Fund investing in the Portfolio acquires an indirect interest in those securities. The Funds account for their investment in the Portfolios as partnership investments and record daily their share of the Portfolio's income, expenses and realized and unrealized gain and loss. These are commonly referred to as a master-feeder arrangement. The financial statements of the Portfolios are in this report and should be read in conjunction with the Funds' financial statements.

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITY VALUATION--Short-term securities that mature in sixty days or less are valued at amortized cost. Equity securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. If no mean price is available, the last bid price is used. Fixed income and other securities, for which market quotations are readily available, are valued using the mean of the last bid and ask price provided by independent pricing services. If no mean price is available, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees. Valuation of securities held in the Portfolios is discussed in the Notes to Financial Statements of the Portfolios.

SECURITY TRANSACTIONS AND INTEREST AND DIVIDEND INCOME--Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. With respect to dividends on foreign securities, certain instances may arise where a Fund is not notified of a dividend until after the ex-dividend date has passed. In these instances a dividend is recorded as soon as a Fund is informed of the dividend. Dividend income is recorded net of unrecoverable withholding tax. Interest income, including amortization of premium or accretion of discount, is recorded as earned. Identified cost of investments sold is used to determine realized gains and losses for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gains and losses are converted to U.S. dollars using foreign exchange rates in effect at the date of the transactions. Funds investing in Portfolios and Schroder Core record daily their pro-rata share of the Portfolio's and Schroder Core's income, expense, and realized and unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders of net investment income, if any, are declared daily and paid monthly by Limited Term Government Income Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund; are declared and paid monthly by Stable Income Fund and Intermediate Government Income Fund; are declared and paid quarterly by Income Equity Fund, ValuGrowth Stock Fund, Small Company Stock Fund and Contrarian Stock Fund; and are declared and paid annually by Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Cap Opportunities Fund, Small Company Growth Fund and International Fund. Net capital gains, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

PREMIUM AMORTIZATION AND DISCOUNT ACCRETION--Except for Stable Income Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, and Minnesota Tax-Free Fund, fixed income investments with a maturity greater than sixty days and purchased at a premium or discount (other than original issue discount) are not amortized or accreted.

FEDERAL TAXES--Each Fund intends to qualify, and continue to qualify, each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

REPURCHASE AGREEMENTS--Each Fund may invest in repurchase agreements. The Funds, through their custodian, receive delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, a Fund may have difficulties with the disposition of such collateral.

EXPENSE ALLOCATION--The Trust accounts separately for the assets and liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds. Expenses that are directly attributable to a class of shares are allocated to that class. Expenses of the Funds investing in the Portfolios and Schroder Core include their pro-rata share of expenses from the Portfolios and Schroder Core.

ORGANIZATIONAL COSTS--The costs incurred by certain Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight line method over a five year period beginning on the commencement of the Fund's operations.

SECURITY LOANS--The Funds may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral equal to at least 102% of the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund.

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISERS--The investment adviser of each Fund and each Portfolio (other than Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio and International Portfolio of Core Trust) is Norwest Investment Management, Inc. ("Adviser"), formerly a part of, and effective June 1, 1997, a wholly owned subsidiary of Norwest Bank Minnesota, N.A. ("Norwest"). Norwest is a subsidiary of Norwest Corporation. The Adviser receives an annual advisory fee from each Fund based on a percentage of the average daily net assets of each Fund. Refer to Exhibit A of Notes to Financial Statements for a detail listing of the fees.

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH
AFFILIATES (CONTINUED)

Pursuant to the investment advisory agreements with each Fund or Norwest's administrative services agreement with Small Cap Opportunities Fund and International Fund, Norwest is obligated to reimburse each Fund for certain operating expenses (exclusive of interest, taxes, brokerage fees, fees and other expenses paid pursuant to any distribution plan and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Funds' annual expenses are estimated and accrued daily and any related reimbursements are made monthly.

The investment adviser of Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio and International Portfolio of Core Trust is Schroder Capital Management International Inc. ("Schroder").

Pursuant to separate agreements between the Adviser, the Trust and each of Crestone Capital Management, Inc. ("Crestone"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith") and United Capital Management ("UCM") (collectively, the "Subadvisers"), the Adviser has delegated certain of its advisory responsibilities to these Subadvisers and pays each Subadviser a fee.

Each Fund investing its assets in one or more Portfolios may withdraw its investments from its corresponding Portfolio(s) at any time if the Board determines that it is in the best interests of the Fund to do so. Accordingly, each Fund that invests in a Portfolio managed by the Adviser has retained the Adviser as its investment adviser. Similarly, in the event that a Fund withdraws its investment from a Portfolio advised by Schroder or a Subadviser, the Fund has retained Schroder and that Subadviser as an investment subadviser (except that Total Return Bond Fund has not retained Galliard). Under these "dormant" investment advisory arrangements, none of Norwest, Schroder or any Subadviser receives any advisory fees with respect to a Fund as long as the Fund remains completely invested in Core Portfolios or any other investment companies.

ADMINISTRATION AND DISTRIBUTION--Forum Financial Services Inc. ("FFSI" or "Forum") supervises the overall management of the Trust other than investment advisory services. Forum Administrative Services, LLC ("FAdS") is the administrator to the Trust. For their services, Forum and FAdS each currently receives a fee with respect to Limited Term Government Income Fund, Intermediate Government Income Fund, Income Fund, each Tax-Free Fixed Income Fund, ValuGrowth Stock Fund, Contrarian Stock Fund and International Fund at an annual rate of 0.05% of the Fund's average daily net assets, and with respect to each other Fund at an annual rate of 0.025% of the Fund's average daily net assets. Additionally, during the period ended May 31, 1998, Forum and FAdS received management and administrative fees, respectively, aggregating between 0.10% and 0.20% of the average daily net assets attributable to each class of each Fund.

FAdS also serves as an administrator of the Core Portfolios (except Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio ("Schroder Portfolios")) and provides services to the Core Portfolios that are similar to those provided to the Funds by Forum and FAdS. For its services, FAdS receives a fee with respect to each Core Portfolio (other than Schroder Portfolios) at an annual rate of 0.05% of the Portfolio's average daily net assets (0.15% in the case of International Portfolio). Schroder Advisors Inc. ("Schroder Advisors") serves as the administrator of Schroder Portfolios and FAdS serves as the subadministrator of Schroder Portfolios. Schroder Advisors and FAdS provide certain management and administrative services necessary for the Schroder Portfolios' operations, other than the administrative services provided to the Schroder Portfolios by Schroder. For their services, Schroder Advisors receives no fee from Schroder U.S. Smaller Companies Portfolio and 0.10% from Schroder EM Core Portfolio and FAdS receives a fee at an annual rate of 0.075% of each Schroder Portfolio's average daily net assets with a $25,000 minimum.

In addition, pursuant to a separate agreement, Norwest receives a fee with respect to Small Cap Opportunities Fund and International Fund at an annual rate of 0.25% of the Funds' average daily net assets. Under this agreement, Norwest is responsible for compiling data and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and Schroder, monitoring and reporting to the Board on the performance of the applicable Portfolio and reimbursing the Fund for certain excess expenses. No fees are payable under this agreement if the Fund is not completely invested in a Portfolio.

Pursuant to a separate agreement, Forum Accounting Services, LLC ("Forum Accounting"), an affiliate of the Funds' distributor, provides portfolio accounting services to each Fund and to each Portfolio. Forum also acts as the distributor of the Shares but receives no fees for these services.

In addition, for the period ended May 31, 1998, Forum charged the Trust legal expenses aggregating $11,277.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT AND CUSTODIAN--Norwest serves as the Trust's transfer agent and dividend disbursing agent. For these services, Norwest receives a fee at an annual rate of 0.25% of the average daily net assets attributable to each class of each Fund's shares. Norwest also serves as the Trust's custodian and may appoint subcustodians for foreign securities and other assets held in foreign countries. Norwest receives a fee for its custodial services with respect to Funds that do not invest in Portfolios, and each Portfolio, at an annual rate of 0.02% of the first $100 million of the Fund's or Portfolio's average daily net assets; 0.15% of the next $100 million of the Fund's or Portfolio's average daily net assets; and 0.01% of the Fund's or Portfolio's average daily net assets in excess of $200 million. Refer to Exhibit A of Notes to the Financial Statements for a detail listing of the fees and related waivers and reimbursements. Norwest also receives transaction fees for providing services in connection with the securities lending program.

DISTRIBUTION PLAN--The Trust has adopted a Distribution Plan (the "Plan") with respect to B Shares of each Fund currently offering B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the payment to FFSI of an annual distribution service fee of 0.75% of the average daily net assets, and a maintenance fee of 0.25% of the average daily net assets, of each Fund attributable to B Shares. No Fund incurred any maintenance fees during the period ended May 31, 1998. The distribution payments are used to reimburse the distributor for commissions and interest on each Fund's outstanding balance of unreimbursed distribution charges. The Plan may be terminated by vote of a majority of a Fund's B Shares shareholders

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH
AFFILIATES (CONTINUED)

or by vote of a majority of the Board of Trustees who do not have any direct or indirect financial interest in the Plan. In the event that the Plan is terminated or not continued, at the discretion of the Board of Trustees, the Fund may continue to pay distribution service fees to FFSI (but only with respect to sales that occurred prior to the termination or discontinuance of the
Plan) until the earlier of (a) four years after the date of termination or discontinuance or (b) such time as there exists no unreimbursed distribution charges attributable to that Fund under the Plan, as calculated pursuant to the Plan. The respective unreimbursed distribution charges at May 31, 1998 were as follows: Stable Income Fund, $18,875; Intermediate Government Income Fund, $112,707; Income Fund, $90,244; Total Return Bond Fund, $38,700; Tax-Free Income Fund, $152,328; Colorado Tax-Free Fund, $99,195; Minnesota Tax-Free Fund, $273,966; Income Equity Fund, $1,561,075; ValuGrowth Stock Fund, $115,392; Diversified Equity Fund $2,350,252; Growth Equity Fund, $465,310; Small Company Stock Fund, $111,593; Small Cap Opportunities Fund, $229,014; and International Fund, $57,510.

 NOTE 4. SECURITIES TRANSACTIONS

The following table presents the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the year ended May 31, 1998, as well as the federal tax cost basis of investments, related gross unrealized appreciation and depreciation for federal income tax purposes, and the capital loss carryovers available to offset future capital gains, as of May 31, 1998:

                                     COST          PROCEEDS                      UNREALIZED
                                      OF             FROM       ---------------------------------------------        TAX
                                  PURCHASES         SALES       APPRECIATION    (DEPRECIATION)       NET          COST BASIS
                                --------------   ------------   -------------   -------------   -------------   --------------
Stable Income Fund............  $            -   $          -   $    154,435    $          -    $     154,435   $  153,173,297
Limited Term Government Income
 Fund.........................      81,599,634     62,413,326        503,251         (76,656)         426,595       65,429,984
Intermediate Government Income
 Fund.........................     402,692,616    377,125,777      9,407,608        (424,151)       8,983,457      409,524,376
Diversified Bond Fund.........               -              -      4,949,586               -        4,949,586      129,059,732
Income Fund...................     458,787,244    423,319,770      6,189,397        (222,674)       5,966,723      294,574,722
Total Return Bond Fund........               -              -              -        (710,074)        (710,074)     116,308,024
Limited Term Tax-Free Fund....      35,970,184     21,216,801      1,080,148          (3,646)       1,076,502       52,863,780
Tax-Free Income Fund..........     471,210,801    429,266,305     16,406,560         (12,619)      16,393,941      308,470,557
Colorado Tax-Free Fund........      56,535,383     44,547,887      4,116,532          (4,520)       4,112,012       71,063,643
Minnesota Intermediate
 Tax-Free Fund................      30,925,997     34,322,755     11,296,285         (32,084)      11,264,201      196,606,869
Minnesota Tax-Free Fund.......      61,478,068     39,156,758      3,164,434         (20,693)       3,143,741       67,185,780
Strategic Income Fund.........               -              -     22,914,227               -       22,914,227      212,814,996
Moderate Balanced Fund........               -              -     95,499,121               -       95,499,121      370,612,330
Growth Balanced Fund..........               -              -    180,892,326               -      180,892,326      485,236,203
Aggressive Balanced Equity
 Fund.........................               -              -        363,399               -          363,399        8,457,459
Index Fund....................               -              -    242,644,714               -      242,644,714      543,775,057
Income Equity Fund............               -              -    340,345,590               -      340,345,590    1,016,081,095
ValuGrowth Stock Fund.........     372,128,051    486,984,014    195,972,820     (20,861,089)     175,111,731      468,984,086
Diversified Equity Fund.......               -              -    626,614,760               -      626,614,760    1,036,588,753
Growth Equity Fund............               -              -    297,201,851               -      297,201,851      775,275,086
Large Company Growth Fund.....               -              -     77,156,496               -       77,156,496      154,903,429
Diversified Small Cap Fund....               -              -              -        (189,622)        (189,622)      12,556,265
Small Company Stock Fund......               -              -      1,381,337               -        1,381,337      127,103,449
Small Cap Opportunities
 Fund.........................               -              -     30,657,298               -       30,657,298      267,193,672
Small Company Growth Fund.....               -              -     68,646,409               -       68,646,409      681,042,796
Contrarian Stock Fund.........         501,992      5,488,680        556,903        (302,359)         254,544        3,383,144
International Fund............               -              -     55,379,523               -       55,379,523      230,045,859

                                  CAPITAL
                                    LOSS
                                CARRYOVERS (a)
                                ------------
Stable Income Fund............  $ 7,054,248
Limited Term Government Income
 Fund.........................            -
Intermediate Government Income
 Fund.........................   25,886,831
Diversified Bond Fund.........            -
Income Fund...................   12,447,429
Total Return Bond Fund........            -
Limited Term Tax-Free Fund....            -
Tax-Free Income Fund..........    2,054,098
Colorado Tax-Free Fund........      329,272
Minnesota Intermediate
 Tax-Free Fund................            -
Minnesota Tax-Free Fund.......       97,056
Strategic Income Fund.........            -
Moderate Balanced Fund........            -
Growth Balanced Fund..........            -
Aggressive Balanced Equity
 Fund.........................            -
Index Fund....................            -
Income Equity Fund............            -
ValuGrowth Stock Fund.........            -
Diversified Equity Fund.......            -
Growth Equity Fund............            -
Large Company Growth Fund.....            -
Diversified Small Cap Fund....            -
Small Company Stock Fund......            -
Small Cap Opportunities
 Fund.........................            -
Small Company Growth Fund.....            -
Contrarian Stock Fund.........      331,840
International Fund............            -

(a) Expiring in various years through 2006.

 NOTE 5. PORTFOLIO SECURITIES LOANED

As of May 31, 1998, certain Funds had loaned securities in return for securities and cash collateral which was invested in various short-term fixed income securities. Norwest receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral were as follows:

                                       SECURITIES      COLLATERAL
                                      -------------   -------------
Limited Term Government Income
 Fund...............................  $  21,683,079   $  22,693,496
Intermediate Government Income
 Fund...............................    133,812,526     137,651,937
Income Fund.........................     72,523,752      75,904,850
ValuGrowth Stock Fund...............    144,838,722     152,027,585
Contrarian Stock Fund...............        381,787         408,445

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 5. PORTFOLIO SECURITIES LOANED (CONTINUED)

Limited Term Government Income Fund and Intermediate Government Income Fund had security loans outstanding of $2,305,833 and $25,217,139, collateralized by securities with a market value of $3,115,757 and $26,315,587, respectively. Cash collateralized all other Funds' loans outstanding at May 31, 1998.

 NOTE 6. CAPITAL SHARE TRANSACTIONS

The Trust Instrument authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions of Trust shares for the past two years or periods were as follows:

                                                                           SHARES ISSUED                      NET
                                                               SHARES      FOR DIVIDEND       SHARES       INCREASE
                                           YEAR/PERIOD END   SUBSCRIBED    REINVESTMENT      REDEEMED     (DECREASE)
                                          -----------------  -----------   -------------   ------------   -----------
Stable Income Fund
  A Shares..............................   May 31, 1998       2,883,671         18,447       (3,287,302)    (385,184)
  A Shares..............................   May 31, 1997         116,433         25,455         (519,673)    (377,785)
  B Shares..............................   May 31, 1998         120,284          5,242          (52,325)      73,201
  B Shares..............................   May 31, 1997          68,546          2,568          (52,923)      18,191
  I Shares..............................   May 31, 1998       7,944,101        505,180       (5,295,664)   3,153,617
  I Shares..............................   May 31, 1997       6,043,926        451,686       (3,826,730)   2,668,882
Limited Term Government Income Fund
  I Shares..............................   May 31, 1998      13,935,877          8,099       (7,254,666)   6,689,310
Intermediate Government Income Fund
  A Shares..............................   May 31, 1998         383,818         47,920         (357,902)      73,836
  A Shares..............................   May 31, 1997         101,046         65,443         (485,037)    (318,548)
  B Shares..............................   May 31, 1998         138,949         27,197         (256,081)     (89,935)
  B Shares..............................   May 31, 1997         143,867         32,932         (330,050)    (153,251)
  I Shares..............................   May 31, 1998      27,888,520        224,878      (26,688,598)   1,424,800
  I Shares..............................   May 31, 1997       4,318,750        287,444       (7,035,092)  (2,428,898)
Diversified Bond Fund
  I Shares..............................   May 31, 1998       2,226,929        398,933       (3,978,034)  (1,352,172)
  I Shares..............................   May 31, 1997       2,161,872        535,458       (2,779,738)     (82,408)
Income Fund
  A Shares..............................   May 31, 1998         384,279         30,693         (186,546)     228,426
  A Shares..............................   May 31, 1997         124,580         31,742         (197,291)     (40,969)
  B Shares..............................   May 31, 1998         176,755         18,772          (60,281)     135,246
  B Shares..............................   May 31, 1997         110,014         17,044         (121,013)       6,045
  I Shares..............................   May 31, 1998      20,150,168         51,839      (18,349,206)   1,852,801
  I Shares..............................   May 31, 1997       3,688,038         25,996       (5,115,980)  (1,401,946)
Total Return Bond Fund
  A Shares..............................   May 31, 1998         201,230         21,103         (235,845)     (13,512)
  A Shares..............................   May 31, 1997         170,319         18,604          (74,659)     114,264
  B Shares..............................   May 31, 1998          60,044         12,755          (37,561)      35,238
  B Shares..............................   May 31, 1997          70,772         11,735          (66,379)      16,128
  I Shares..............................   May 31, 1998       2,733,673         79,696       (4,823,029)  (2,009,660)
  I Shares..............................   May 31, 1997       4,957,128         47,176       (4,529,523)     474,781
Limited Term Tax-Free Fund
  I Shares..............................   May 31, 1998       5,459,471         25,928       (4,274,931)   1,210,468
  I Shares..............................   May 31, 1997       4,012,956          3,911          (70,738)   3,946,129
Tax-Free Income Fund
  A Shares..............................   May 31, 1998         999,879        120,185         (693,862)     426,202
  A Shares..............................   May 31, 1997         651,520        128,315       (1,341,769)    (561,934)
  B Shares..............................   May 31, 1998         386,728         29,057          (94,437)     321,348
  B Shares..............................   May 31, 1997         192,278         22,497          (88,841)     125,934
  I Shares..............................   May 31, 1998      20,205,190         69,534      (18,916,946)   1,357,778
  I Shares..............................   May 31, 1997       4,135,427         19,966       (6,547,997)  (2,392,604)

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                           SHARES ISSUED                      NET
                                                               SHARES      FOR DIVIDEND       SHARES       INCREASE
                                           YEAR/PERIOD END   SUBSCRIBED    REINVESTMENT      REDEEMED     (DECREASE)
                                          -----------------  -----------   -------------   ------------   -----------
Colorado Tax-Free Fund
  A Shares..............................   May 31, 1998         709,964        113,433         (340,595)     482,802
  A Shares..............................   May 31, 1997         170,726        117,975         (297,437)      (8,736)
  B Shares..............................   May 31, 1998         270,553         21,971         (142,636)     149,888
  B Shares..............................   May 31, 1997         100,299         21,464          (62,801)      58,962
  I Shares..............................   May 31, 1998         812,957          3,282         (327,437)     488,802
  I Shares..............................   May 31, 1997         591,668          1,678         (492,050)     101,296
Minnesota Intermediate Tax-Free Fund
  I Shares..............................   May 31, 1998      44,602,088         21,150      (23,712,518)  20,910,720
Minnesota Tax-Free Fund
  A Shares..............................   May 31, 1998         798,495         97,609         (290,915)     605,189
  A Shares..............................   May 31, 1997         337,553        100,177         (585,949)    (148,219)
  B Shares..............................   May 31, 1998         555,223         37,450         (147,723)     444,950
  B Shares..............................   May 31, 1997         275,429         32,596         (111,982)     196,043
  I Shares..............................   May 31, 1998       1,051,163         22,358         (250,492)     823,029
  I Shares..............................   May 31, 1997         818,720          5,690         (157,930)     666,480
Strategic Income Fund
  I Shares..............................   May 31, 1998       7,728,378        535,117       (3,209,926)   5,053,569
  I Shares..............................   May 31, 1997       1,988,531        488,156       (3,615,308)  (1,138,621)
Moderate Balanced Fund
  I Shares..............................   May 31, 1998       5,365,566      1,768,475       (6,316,798)     817,243
  I Shares..............................   May 31, 1997       5,665,636      1,032,988       (6,939,729)    (241,105)
Growth Balanced Fund
  I Shares..............................   May 31, 1998       6,418,622      1,512,613       (4,523,554)   3,407,681
  I Shares..............................   May 31, 1997       6,156,683      1,275,712       (8,337,658)    (905,263)
Aggressive Balanced-Equity Fund
  I Shares..............................   May 31, 1998         979,220            122         (176,004)     803,338
Income Equity Fund
  A Shares..............................   May 31, 1998         673,475         50,267         (217,182)     506,560
  A Shares..............................   May 31, 1997         456,258         20,378         (299,650)     176,986
  B Shares..............................   May 31, 1998         706,729         31,134         (115,169)     622,694
  B Shares..............................   May 31, 1997         487,593          8,139         (108,511)     387,221
  I Shares..............................   May 31, 1998      33,190,300        317,407      (16,842,496)  16,665,211
  I Shares..............................   May 31, 1997       6,080,951         69,140       (1,703,263)   4,446,828
ValuGrowth Stock Fund
  A Shares..............................   May 31, 1998         377,663        121,256         (189,738)     309,181
  A Shares..............................   May 31, 1997         129,010         76,755         (127,445)      78,320
  B Shares..............................   May 31, 1998          65,527         42,872          (26,363)      82,036
  B Shares..............................   May 31, 1997          48,421         25,310          (35,598)      38,133
  I Shares..............................   May 31, 1998      35,681,951        926,648      (20,514,350)  16,094,249
  I Shares..............................   May 31, 1997       1,270,685         62,286       (1,057,238)     275,733
Index Fund
  I Shares..............................   May 31, 1998       7,169,873      1,360,918       (4,609,369)   3,921,422
  I Shares..............................   May 31, 1997       8,601,686        339,126       (3,875,130)   5,065,682
Diversified Equity Fund
  A Shares..............................   May 31, 1998         668,348         66,201         (118,188)     616,361
  A Shares..............................   May 31, 1997         688,908          4,817          (89,797)     603,928
  B Shares..............................   May 31, 1998       1,015,535         87,194         (125,529)     977,200
  B Shares..............................   May 31, 1997         875,773          3,939          (26,943)     852,769
  I Shares..............................   May 31, 1998       7,679,211      2,287,744       (7,875,238)   2,091,717
  I Shares..............................   May 31, 1997       9,526,934        338,461       (6,338,921)   3,526,474

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                           SHARES ISSUED                      NET
                                                               SHARES      FOR DIVIDEND       SHARES       INCREASE
                                           YEAR/PERIOD END   SUBSCRIBED    REINVESTMENT      REDEEMED     (DECREASE)
                                          -----------------  -----------   -------------   ------------   -----------
Growth Equity Fund
  A Shares..............................   May 31, 1998         242,061         60,274         (134,074)     168,261
  A Shares..............................   May 31, 1997         468,640          7,941         (155,931)     320,650
  B Shares..............................   May 31, 1998         202,901         39,280          (40,469)     201,712
  B Shares..............................   May 31, 1997         253,247          3,244          (10,702)     245,789
  I Shares..............................   May 31, 1998       5,835,291      3,072,002       (7,547,813)   1,359,480
  I Shares..............................   May 31, 1997       8,961,272        576,046       (7,274,990)   2,262,328
Large Company Growth Fund
  I Shares..............................   May 31, 1998       2,562,358        331,263       (1,111,098)   1,782,523
  I Shares..............................   May 31, 1997       1,625,992         26,366         (658,984)     993,374
Diversified Small Cap Fund
  I Shares..............................   May 31, 1998       1,303,714              -         (110,791)   1,192,923
Small Company Stock Fund
  A Shares..............................   May 31, 1998       2,539,744        145,570       (2,510,624)     174,690
  A Shares..............................   May 31, 1997         192,692         30,374          (82,668)     140,398
  B Shares..............................   May 31, 1998          79,101        102,296          (55,925)     125,472
  B Shares..............................   May 31, 1997          95,993         21,752          (40,086)      77,659
  I Shares..............................   May 31, 1998       8,667,234        967,636      (11,868,058)  (2,233,188)
  I Shares..............................   May 31, 1997       4,669,144        103,596       (2,126,789)   2,645,951
Small Cap Opportunities Fund
  A Shares..............................   May 31, 1998         279,457          3,533          (18,241)     264,749
  A Shares..............................   May 31, 1997          26,607              3             (276)      26,334
  B Shares..............................   May 31, 1998         259,433          2,132           (6,248)     255,317
  B Shares..............................   May 31, 1997           7,998              1                -        7,999
  I Shares..............................   May 31, 1998       9,752,210        162,388       (1,738,955)   8,175,643
  I Shares..............................   May 31, 1997       4,193,736            850         (303,869)   3,890,717
Small Company Growth Fund
  I Shares..............................   May 31, 1998      12,736,205      2,355,902       (7,286,493)   7,805,614
  I Shares..............................   May 31, 1997       4,080,643      1,418,007       (2,568,519)   2,930,131
Contrarian Stock Fund
  A Shares..............................   May 31, 1998               -              -                -            -
  A Shares..............................   May 31, 1997          26,510          6,299         (116,769)     (83,960)
  B Shares..............................   May 31, 1998               -              -                -            -
  B Shares..............................   May 31, 1997           6,710          7,981          (70,733)     (56,042)
  I Shares..............................   May 31, 1998         188,430          2,017         (662,991)    (472,544)
  I Shares..............................   May 31, 1997         504,786         12,989       (3,042,555)  (2,524,780)
International Fund
  A Shares..............................   May 31, 1998          80,906          1,436          (45,582)      36,760
  A Shares..............................   May 31, 1997          65,020            731          (16,799)      48,952
  B Shares..............................   May 31, 1998          25,847            300           (8,757)      17,390
  B Shares..............................   May 31, 1997          35,177             87           (8,379)      26,885
  I Shares..............................   May 31, 1998       2,872,843         81,404       (1,776,454)   1,177,793
  I Shares..............................   May 31, 1997       4,508,576         68,362       (1,271,670)   3,305,268

 NOTE 7. CONCENTRATION OF CREDIT RISK

Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free and Minnesota Tax-Free Funds invest substantially all of their assets in debt obligations of issuers located in the states of Colorado and Minnesota, respectively. The issuers' abilities to meet their obligations may be affected by Colorado and Minnesota economic or political developments.

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 EXHIBIT A OF NOTES TO FINANCIAL STATEMENTS--EXPENSE INFORMATION

                                                                                         FEES WAIVED
                                                     FEES/RATES              ------------------------------------
                                          --------------------------------                 CUSTODIAN                 EXPENSES
                                               ASSET           CUSTODIAN        ASSET         AND                   REIMBURSED
                                            ALLOCATION/      AND TRANSFER    ALLOCATION/   TRANSFER                     BY
                                              ADVISORY           AGENT         ADVISER       AGENT     FFSI/FAdS    FFSI/FAdS
                                          ----------------   -------------   -----------   ---------   ----------   ----------
Stable Income Fund......................             -            0.25%      $        -    $ 74,482    $  75,753    $  21,607
Limited Term Government Income Fund.....          0.33%           0.27%(c)      119,793      53,790       35,705            -
Intermediate Government Income Fund.....          0.33%           0.25%               -           -      212,609       16,907
Diversified Bond Fund...................          0.25%           0.25%         376,973      52,448       59,238            -
Income Fund.............................          0.50%           0.27%(c)       90,387     234,858      175,320       19,082
Total Return Bond Fund..................             -            0.25%               -      97,599       45,605       15,915
Limited Term Tax-Free Fund..............          0.50%           0.27%(c)       89,967      94,204        2,408            -
Tax-Free Income Fund....................          0.50%           0.27%(c)      488,601     508,410       67,069        2,580
Colorado Tax-Free Fund..................          0.50%(a)        0.27%(c)      137,295     126,330       39,813            -
Minnesota Intermediate Tax-Free Fund....          0.25%           0.27%(c)            -      72,374       97,043            -
Minnesota Tax-Free Fund.................          0.50%(a)        0.27%(c)      163,748      92,174       55,832            -
Strategic Income Fund...................          0.25%           0.25%         281,365      42,372       82,330            -
Moderate Balanced Fund..................          0.25%           0.25%         552,905      60,908      137,223            -
Growth Balanced Fund....................          0.25%           0.25%         695,810      71,877      174,960            -
Aggressive Balanced Equity Fund.........          0.25%           0.25%           6,043       6,043       10,677        8,328
Index Fund..............................             -            0.25%               -    1,525,921     113,627            -
Income Equity Fund......................             -            0.25%               -     112,915      169,709          842
ValuGrowth Stock Fund...................          0.80%(b)        0.27%(c)       25,276     999,371       63,310        1,187
Diversified Equity Fund.................          0.25%           0.25%       1,376,706     193,857      467,176       37,049
Growth Equity Fund......................          0.25%           0.25%         322,040     299,018      446,696       22,084
Large Company Growth Fund...............             -            0.25%               -      21,106       25,623            -
Diversified Small Cap Fund..............          0.25%           0.25%           5,712       5,712        8,836       12,673
Small Company Stock Fund................             -            0.25%               -     184,019       48,368       12,340
Small Cap Opportunities Fund............             -            0.25%               -     206,672       47,632       36,102
Small Company Growth Fund...............             -            0.25%               -      81,216            -            -
Contrarian Stock Fund...................          0.80%(b)        0.27%(c)       41,226       9,538        3,342       11,443
International Fund......................          0.25%           0.25%               -           -        8,475       10,256


                                          TOTAL FEES
                                          WAIVED AND
                                           EXPENSES
                                          REIMBURSED
                                          ----------
Stable Income Fund......................  $ 171,842
Limited Term Government Income Fund.....    209,288
Intermediate Government Income Fund.....    229,516
Diversified Bond Fund...................    488,659
Income Fund.............................    519,647
Total Return Bond Fund..................    159,119
Limited Term Tax-Free Fund..............    186,579
Tax-Free Income Fund....................  1,066,660
Colorado Tax-Free Fund..................    303,438
Minnesota Intermediate Tax-Free Fund....    169,417
Minnesota Tax-Free Fund.................    311,754
Strategic Income Fund...................    406,067
Moderate Balanced Fund..................    751,036
Growth Balanced Fund....................    942,647
Aggressive Balanced Equity Fund.........     31,091
Index Fund..............................  1,639,548
Income Equity Fund......................    283,466
ValuGrowth Stock Fund...................  1,089,144
Diversified Equity Fund.................  2,074,788
Growth Equity Fund......................  1,089,838
Large Company Growth Fund...............     46,729
Diversified Small Cap Fund..............     32,933
Small Company Stock Fund................    244,727
Small Cap Opportunities Fund............    290,406
Small Company Growth Fund...............     81,216
Contrarian Stock Fund...................     65,549
International Fund......................     18,731

(a) For the first $300 million of average net assets of the Fund, declining to 0.42% for average net assets in excess of $700 million.

(b) For the first $300 million of average net assets of the Fund, declining to 0.72% for average net assets in excess of $700 million.

(c) In addition to the transfer agent fee, the custody fee is 0.02% for the first $100 million of average net assets of the Fund, declining to 0.01% for average net assets in excess of $200 million.

                                                                 [LOGO]

 SUPPLEMENTARY INFORMATION (UNAUDITED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FEDERAL TAX STATUS OF DIVIDENDS DECLARED (UNAUDITED)

The amounts of 20% rate gain and 28% rate gain dividends paid during the period are presented below. For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income, except for those Funds noted below that paid exempt income dividends. The percentage of qualifying dividends eligible for the corporate dividends received deduction are also listed below for the applicable Funds.

                                                                                TAX EXEMPT INCOME     QUALIFYING
                                            20% RATE GAIN      28% RATE GAIN        DIVIDENDS          DIVIDENDS
                                          -----------------  -----------------  -----------------  -----------------
Stable Income Fund......................  $              -   $              -              -                      -
Limited Term Government Income Fund.....                 -             51,848              -                      -
Intermediate Government Income Fund.....                 -                  -              -                      -
Diversified Bond Fund...................                 -            174,931              -                      -
Income Fund.............................                 -                  -              -                      -
Total Return Bond Fund..................                 -            704,711              -                      -
Limited Term Tax-Free Fund..............                 -                  -          99.99%                     -
Tax-Free Income Fund....................                 -                  -          99.90%                     -
Colorado Tax-Free Fund..................                 -                  -          99.71%                     -
Minnesota Intermediate Tax-Free Fund....                 -                  -          99.99%                     -
Minnesota Tax-Free Fund.................                 -                  -          99.66%                     -
Strategic Income Fund...................         1,863,393          1,712,251              -                   4.71%
Moderate Balanced Fund..................         8,462,507         11,624,132              -                   9.19%
Growth Balanced Fund....................        14,016,165          7,004,175              -                  18.08%
Aggressive Balanced Equity Fund.........                 -                  -              -                  56.08%
Index Fund..............................         3,588,909         41,978,442              -                  61.07%
Income Equity Fund......................         6,681,819          6,765,484              -                 100.00%
ValuGrowth Stock Fund...................        24,525,576         17,696,273              -                  23.71%
Diversified Equity Fund.................        54,543,849         17,270,486              -                  52.90%
Growth Equity Fund......................        41,348,399         19,253,554              -                   8.26%
Large Company Growth Fund...............        10,862,308          1,305,591              -                      -
Diversified Small Cap Fund..............                 -                  -              -                      -
Small Company Stock Fund................                 -          5,140,502              -                   1.68%
Small Cap Opportunities Fund............           845,679            578,617              -                      -
Small Company Growth Fund...............        14,070,726         30,341,370              -                   3.88%
Contrarian Stock Fund...................                 -                  -              -                  93.86%
International Fund......................                 -                  -              -                      -

 SPECIAL 1998 TAX INFORMATION (UNAUDITED)

The International Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended May 31, 1998. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on May 31, 1998) is as follows:

  COUNTRY                DIVIDENDS         FOREIGN TAX
  -----------------  -----------------  -----------------
  Argentina........  $         0.0006   $              -
  Australia........            0.0065             0.0001
  Belgium..........            0.0004             0.0001
  Botswana.........            0.0005                  -
  Brazil...........            0.0111             0.0012
  Canada...........            0.0007             0.0001
  Chile............            0.0026             0.0007
  China............            0.0003                  -
  Denmark..........            0.0006             0.0001
  Finland..........            0.0007             0.0001
  France...........            0.0164             0.0017
  Germany..........            0.0092             0.0009
  Greece...........            0.0002                  -
  Hong Kong........            0.0034                  -
  Indonesia........            0.0005                  -
  Israel...........            0.0002             0.0001

  COUNTRY                DIVIDENDS         FOREIGN TAX
  -----------------  -----------------  -----------------

  Japan............  $         0.0119   $         0.0016
  Malaysia.........            0.0008             0.0002
  Mexico...........            0.0025                  -
  Netherlands......            0.0153             0.0012
  Pakistan.........            0.0025             0.0002
  Philippines......            0.0007             0.0002
  Portugal.........            0.0038             0.0007
  Singapore........            0.0029             0.0007
  South Africa.....            0.0033                  -
  South Korea......            0.0007             0.0001
  Spain............            0.0031             0.0003
  Sweden...........            0.0022             0.0003
  Switzerland......            0.0070             0.0011
  Thailand.........            0.0001                  -
  Turkey...........            0.0014             0.0001
  United Kingdom...            0.0405             0.0053
  Venezuela........            0.0003                  -

The pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1998. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 1999.

                                                                 [LOGO]

 SCHEDULES OF INVESTMENTS                                           MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

- -----------------------------------------------------------------
                           STABLE INCOME FUND
- -----------------------------------------------------------------
         N/A    Stable Income Portfolio of Core Trust
                  (Delaware)(e)                           $   153,327,732
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $153,173,297)            $   153,327,732
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                   LIMITED TERM GOVERNMENT INCOME FUND
- -----------------------------------------------------------------
GOVERNMENT AGENCY BONDS & NOTES (26.7%)
FHLB (10.7%)
   2,000,000    5.63%, 3/19/01(d)                         $     1,994,940
   5,000,000    6.37%, 4/9/01                                   5,083,400
                                                          ---------------

TOTAL FHLB (COST $6,987,572)                                    7,078,340
                                                          ---------------
FHLMC (3.3%)
   2,000,000    7.10%, 4/10/07 (cost $2,150,195)                2,162,100
                                                          ---------------
FNMA (12.7%)
   2,000,000    6.85%, 4/5/04                                   2,102,620
   3,000,000    7.35%, 3/28/05                                  3,253,380
   3,000,000    6.00%, 5/15/08(d)                               3,026,730
                                                          ---------------
TOTAL FNMA (COST $8,348,325)                                    8,382,730
                                                          ---------------

TOTAL GOVERNMENT AGENCY BONDS & NOTES (COST $17,486,092)
                                                               17,623,170
                                                          ---------------
MORTGAGE BACKED SECURITIES (20.8%)
FNMA (7.5%)
   4,964,200    Pool 401770, 6.50%, 10/1/27 (cost
                  $4,827,952)                                   4,940,918
                                                          ---------------
GNMA (13.3%)
   4,188,380    Pool 22036, 8.00%, 7/20/25                      4,359,853
   4,277,180    Pool 455464, 7.50%, 8/15/27                     4,414,863
                                                          ---------------

TOTAL GNMA (COST $8,725,053)                                    8,774,716
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $13,553,005)            13,715,634
                                                          ---------------
U.S. TREASURY OBLIGATIONS (50.1%)
U.S. TREASURY NOTES (50.1%)
   4,000,000    8.88%, 2/15/99                                  4,091,000
   3,000,000    5.88%, 11/15/99(d)                              3,013,770
   3,000,000    6.00%, 8/15/00                                  3,027,960
   3,000,000    5.63%, 11/30/00(d)                              3,005,820
   2,000,000    6.25%, 4/30/01                                  2,036,520
   6,000,000    6.25%, 1/31/02                                  6,127,080
   1,000,000    6.63%, 3/31/02                                  1,034,820
   5,000,000    6.25%, 4/30/02(d)                               5,175,800
   2,000,000    7.50%, 2/15/05(d)                               2,207,419
   3,000,000    7.00%, 7/15/06(d)                               3,258,600
                                                          ---------------

TOTAL U.S. TREASURY NOTES (COST $32,851,901)                   32,978,789
                                                          ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $32,851,901)             32,978,789
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
             LIMITED TERM GOVERNMENT INCOME FUND (continued)
- -----------------------------------------------------------------
SHORT TERM HOLDINGS (2.4%)
   1,538,986    Dreyfus Treasury Cash Management
                  A Series Fund (cost $1,538,986)         $     1,538,986
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $65,429,984)             $    65,856,579
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                   INTERMEDIATE GOVERNMENT INCOME FUND
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (27.0%)
FAMC (5.6%)
   6,241,992    Series AS106-I, 7.49%, 1/25/12            $     6,760,857
   8,793,998    Series BA-1001 1, 7.42%, 7/25/02                9,152,626
   4,387,551    Series BA-1001 1, 6.92%, 1/25/03                4,478,728
   3,160,767    Series CS-1001 1, 7.19%, 7/25/01                3,237,317
                                                          ---------------

TOTAL FAMC (COST $23,070,159)                                  23,629,528
                                                          ---------------
FHLMC (7.3%)
  21,749,635    Gold Pool C80461, 7.00%, 12/1/26               22,130,254
   8,299,745    Gold Pool D70924, 6.50%, 5/1/26                 8,289,370
                                                          ---------------

TOTAL FHLMC (COST $29,399,762)                                 30,419,624
                                                          ---------------
FNMA (9.8%)
  10,138,533    Pool 73595, 7.43%, 8/1/06                      10,978,815
   4,942,712    Pool 73806, 7.30%, 12/1/11                      5,411,926
  14,934,876    Pool 412682, 6.00%, 3/1/28                     14,496,239
  10,000,000    Pool 429182, 6.50%, 5/1/28                      9,946,900
                                                          ---------------

TOTAL FNMA (COST $39,720,467)                                  40,833,880
                                                          ---------------
GNMA (4.3%)
  17,546,774    Pool 445071, 7.50%, 1/15/27 (cost
                  $17,552,258)                                 18,128,098
                                                          ---------------

TOTAL ASSET BACKED SECURITIES (COST $109,742,646)             113,011,130
                                                          ---------------
GOVERNMENT AGENCY BONDS & NOTES (16.5%)
FHLB (6.8%)
   5,000,000    5.63%, 3/19/01(d)                               4,987,350
   5,000,000    7.59%, 3/10/05                                  5,486,100
   9,000,000    6.41%, 10/11/05                                 9,291,690
   8,000,000    6.44%, 12/12/11                                 8,604,000
                                                          ---------------

TOTAL FHLB (COST $27,400,221)                                  28,369,140
                                                          ---------------
FHLMC (3.6%)
   4,000,000    8.07%, 1/27/05                                  4,491,520
  10,000,000    7.10%, 4/10/07(d)                              10,810,500
                                                          ---------------

TOTAL FHLMC (COST $15,340,950)                                 15,302,020
                                                          ---------------
FNMA (5.3%)
  10,000,000    6.50%, 7/16/07                                 10,410,600
  11,500,000    6.00%, 5/15/08(d)                              11,602,465
                                                          ---------------

TOTAL FNMA (COST $21,888,710)                                  22,013,065
                                                          ---------------

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
             INTERMEDIATE GOVERNMENT INCOME FUND (continued)
- -----------------------------------------------------------------

GOVERNMENT AGENCY BONDS & NOTES (continued)

SLMA (0.3%)
   1,000,000    9.15%, 12/1/04 (cost $1,171,875)          $     1,177,500
                                                          ---------------
OTHER (0.5%)
   2,000,000    TVA, 8.38%, 10/1/99 (cost $2,041,140)           2,063,340
                                                          ---------------

TOTAL GOVERNMENT AGENCY BONDS & NOTES (COST $67,842,896)
                                                               68,925,065
                                                          ---------------
U.S. TREASURY OBLIGATIONS (54.2%)
U.S. TREASURY BONDS (4.4%)
  13,000,000    12.75%, 11/15/10 (cost $17,885,156)            18,463,900
                                                          ---------------
U.S. TREASURY NOTES (49.8%)
  10,000,000    7.75%, 11/30/99(d)                             10,311,900
   8,000,000    8.50%, 11/15/00(d)                              8,538,240
  14,000,000    8.00%, 5/15/01                                 14,918,680
  22,500,000    7.50%, 11/15/01(d)                             23,832,450
  20,000,000    6.25%, 8/31/02(d)                              20,475,800
  20,000,000    7.88%, 11/15/04(d)                             22,412,800
  10,000,000    7.50%, 2/15/05(d)                              11,037,100
  42,000,000    6.88%, 5/15/06                                 45,231,060
  31,000,000    7.00%, 7/15/06(d)                              33,672,200
  17,000,000    6.50%, 10/15/06(d)                             17,928,711
                                                          ---------------

TOTAL U.S. TREASURY NOTES (COST $204,237,147)                 208,358,941
                                                          ---------------

TOTAL U.S. TREASURY OBLIGATIONS (COST $222,122,303)           226,822,841
                                                          ---------------
SHORT TERM HOLDINGS (2.3%)
   9,748,797    Dreyfus Treasury Cash Management
                  A Series Fund (cost $9,748,797)               9,748,797
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $409,456,642)            $   418,507,833
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                          DIVERSIFIED BOND FUND
- -----------------------------------------------------------------
         N/A    Managed Fixed Income Portfolio of Core
                  Trust (Delaware)(e)                     $    66,913,117
         N/A    Positive Return Portfolio of Core Trust
                  (Delaware)(e)                                44,747,615
         N/A    Strategic Value Bond Portfolio of Core
                  Trust (Delaware)(e)                          22,348,586
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $129,059,732)            $   134,009,318
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                               INCOME FUND
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (7.6%)
   4,998,518    First Plus Home Loan Trust, Series
                  1996-2 A5, 7.47%, 2/20/11               $     5,105,685
   5,487,695    First USA Consumer Trust, Class A,
                  6.50%, 9/15/02                                5,500,053
   7,000,000    Green Tree Financial Corp., Series
                  1997-6 A7, 7.14%, 1/16/29                     7,262,710
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                         INCOME FUND (continued)
- -----------------------------------------------------------------

ASSET BACKED SECURITIES (continued)

   5,000,000    Premier Auto Trust, Series 1998-2 A3,
                  5.77%, 1/6/02                           $     4,993,480
                                                          ---------------

TOTAL ASSET BACKED SECURITIES (COST $22,475,557)               22,861,928
                                                          ---------------
CORPORATE BONDS & NOTES (43.0%)
   6,000,000    AMBAC, Inc., 9.38%, 8/1/11                      7,608,060
   6,000,000    American Home Products Corp., 7.25%,
                  3/1/23                                        6,517,980
   3,000,000    Bayerische Landesbank, New York, 6.20%,
                  2/9/06                                        2,994,210
   4,550,000    Clear Channel Communications, Inc.,
                  7.25%, 10/15/27(d)                            4,742,875
   2,000,000    Dean Witter Discover, 6.75%, 1/1/16             2,032,860
   4,800,000    Dillard Department Stores, Inc., 9.13%,
                  8/1/11                                        5,965,680
   5,000,000    Fleet Financial Group, Inc., 6.88%,
                  1/15/28                                       5,105,000
   1,500,000    Flowers Industries, Inc., 7.15%, 4/15/28        1,518,405
   6,000,000    General Electric Capital Corp., 8.70%,
                  2/15/03                                       6,677,340
   5,600,000    General Motors Corp., 6.75%, 5/1/28(d)          5,657,232
   3,000,000    Gruma SA de CV, 7.63%, 10/15/07                 2,939,850
   5,000,000    Key Bank N.A., 6.50%, 4/15/08                   5,053,851
   1,300,000    Lehman Brothers Holdings, Inc., 6.63%,
                  12/27/02                                      1,325,220
   7,000,000    Lehman Brothers Holdings, Inc., 8.50%,
                  8/1/15                                        8,217,020
   6,800,000    Merck & Co., Inc., 6.40%, 3/1/28                6,899,212
   5,000,000    Nabisco, Inc., 7.05%, 7/15/07(d)                5,117,400
   2,000,000    Nabisco, Inc., 7.55%, 6/15/15                   2,112,480
   5,000,000    NationsBank Corp., 7.80%, 9/15/16               5,653,950
   5,240,000    News America Holdings, 8.88%, 4/26/23           6,255,774
   5,000,000    Oracle Corp., 6.72%, 2/15/04                    5,108,200
   5,000,000    PNC Bank Corp., 6.50%, 5/1/08                   5,068,850
   7,000,000    Royal Carribbean Cruises, 7.25%, 8/15/06        7,342,230
   7,000,000    Tosco Corp., 7.80%, 1/1/27(d)                   7,828,520
   5,000,000    Wal-Mart Stores, Inc., 9.10%, 7/15/00           5,321,600
   3,000,000    Worldcom, Inc., 7.75%, 4/1/07(d)                3,248,490
   3,000,000    Yorkshire Power Finance, 6.15%, 2/25/03         2,989,200
                                                          ---------------

TOTAL CORPORATE BONDS & NOTES (COST $126,247,209)             129,301,489
                                                          ---------------
MORTGAGE BACKED SECURITIES (8.8%)
FHLMC (5.8%)
   9,062,348    Gold Pool C80461, 7.00%, 12/1/26                9,220,939
   8,299,745    Gold Pool D70924, 6.50%, 5/1/26                 8,289,370
                                                          ---------------

TOTAL FHLMC (COST $16,855,207)                                 17,510,309
                                                          ---------------
FNMA (3.0%)
   9,194,662    Pool 398325, 6.00%, 4/1/28 (cost
                  $8,892,962)                                   8,924,614
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $25,748,169)            26,434,923
                                                          ---------------

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                         INCOME FUND (continued)
- -----------------------------------------------------------------
MUNICIPAL NOTES (1.4%)
   4,000,000    Denver, CO, City and County SD #1,
                  Educational Facilities RV, Taxable
                  Pension, School Facilities Lease,
                  AMBAC insured, 6.49%, 12/15/02 (cost
                  $4,000,000)                             $     4,097,320
                                                          ---------------
U.S. TREASURY OBLIGATIONS (35.1%)
U.S. TREASURY BONDS (16.4%)
   6,500,000    10.75%, 5/15/03(d)                              7,924,605
   6,000,000    10.38%, 11/15/12                                7,996,920
   3,000,000    11.25%, 2/15/15                                 4,742,580
   5,000,000    9.88%, 11/15/15(d)                              7,182,500
   4,500,000    8.75%, 5/15/17                                  5,963,985
   7,000,000    8.88%, 2/15/19(d)                               9,479,960
   5,000,000    7.50%, 11/15/24                                 6,072,250
                                                          ---------------

TOTAL U.S. TREASURY BONDS (COST $47,938,832)                   49,362,800
                                                          ---------------
U.S. TREASURY NOTES (18.7%)
   5,000,000    8.50%, 11/15/00(d)                              5,336,400
  17,500,000    7.88%, 8/15/01(d)                              18,656,400
   1,000,000    7.25%, 5/15/04(d)                               1,082,540
   5,000,000    7.25%, 8/15/04(d)                               5,426,850
   7,000,000    7.88%, 11/15/04(d)                              7,844,480
   7,000,000    6.63%, 5/15/07(d)                               7,464,100
  10,000,000    6.13%, 8/15/07(d)                              10,329,000
                                                          ---------------

TOTAL U.S. TREASURY NOTES (COST $55,815,099)                   56,139,770
                                                          ---------------

TOTAL U.S. TREASURY OBLIGATIONS (COST $103,753,931)           105,502,570
                                                          ---------------
SHORT TERM HOLDINGS (4.1%)
   9,643,769    Dreyfus Cash Management Fund                    9,643,769
   2,699,446    Federated Treasury Obligations Fund             2,699,446
                                                          ---------------

TOTAL SHORT TERM HOLDINGS (COST $12,343,215)                   12,343,215
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $294,568,081)            $   300,541,445
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                         TOTAL RETURN BOND FUND
- -----------------------------------------------------------------
         N/A    Strategic Value Bond Portfolio of Core
                  Trust (Delaware)(e)                     $   115,597,950
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $116,308,024)            $   115,597,950
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                       LIMITED TERM TAX-FREE FUND
- -----------------------------------------------------------------
MUNICIPAL BONDS (97.6%)
ALABAMA (1.9%)
   1,000,000    Birmingham Jefferson, AL, Civic Center
                  Authority Special Tax Bonds, Series B,
                  7.10%, 1/1/01                           $     1,012,370
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 LIMITED TERM TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)

ALASKA (2.5%)
   1,750,000    North Slope Boro, AK, GO Bonds, Capital
                  Appreciation, Series B, MBIA insured,
                  0.00% (4.80% effective yield), 6/30/04  $     1,337,840
                                                          ---------------
ARIZONA (4.4%)
   1,150,000    Maricopa County, AZ, IDA, MFHR Bonds,
                  Advantage Point Projects, Series A,
                  5.75%, 7/1/01                                 1,178,750
   1,155,000    Mesa, AZ, IDA, Healthcare Facilities RV,
                  Western Health Network B-1, BIG
                  insured, 7.50%, 1/1/04                        1,202,124
                                                          ---------------
                                                                2,380,874
                                                          ---------------
COLORADO (12.0%)
     200,000    Boulder County, CO, Hospital RV,
                  Longmont United Hospital Project,
                  4.80%, 12/1/03                                  203,140
     385,000    Boulder County, CO, Hospital RV,
                  Longmont United Hospital Project,
                  5.00%, 12/1/05                                  393,820
   1,000,000    Castle Rock Ranch, CO, Public Facilities
                  RV, 5.70%, 12/1/06(b)                         1,077,070
     500,000    Colorado Health Facilities Authority RV,
                  Steamboat Springs Health, 5.30%,
                  9/15/09                                         499,325
     250,000    Colorado HFA, SFM RV, Series C, 5.00%,
                  5/1/05                                          253,640
     120,000    Colorado HFA, SFM RV, Series D-I,
                  remarketed 7/15/94, 6.25%, 12/1/01              124,192
     150,000    Colorado HFA, SFM RV, Series D-II,
                  remarketed 11/15/97, 6.38%, 12/1/01             155,295
     220,000    Denver West Metropolitan District, CO,
                  GO Bonds, Series B, 4.90%, 12/1/03              222,334
     205,000    Denver West Metropolitan District, CO,
                  GO Bonds, Series B, 5.00%, 12/1/04              207,440
     290,000    Denver West Metropolitan District, CO,
                  GO Bonds, Series B, 5.20%, 12/1/06              295,043
     355,000    Denver, CO, City & County RV, Helen G.
                  Bonfils Foundation Project, Series B,
                  9.50%, 12/1/01                                  415,865
   1,250,000    Larimer County, CO, SD #R1, Poudre
                  Education Facilities COP, Colorado
                  Association School Board Lease,
                  10.00%, 12/1/01                               1,488,088
   1,070,000    Tellar County, CO, COP, 5.50% V/R,
                  12/1/09                                       1,128,722
                                                          ---------------
                                                                6,463,974
                                                          ---------------
FLORIDA (2.8%)
     460,000    Broward County, FL, Resource Recovery
                  RV, SES Broward Co. LP South Project,
                  7.95%, 12/1/08                                  495,406
   1,340,000    Plantation, FL, Water & Sewer RV,
                  Capital Appreciation, MBIA insured,
                  0.00% (5.68% effective yield), 3/1/03         1,037,415
                                                          ---------------
                                                                1,532,821
                                                          ---------------

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 LIMITED TERM TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)

IDAHO (1.0%)
      15,000    Boise City, ID, HFA RV, Hobbler Place
                  Project, 5.25%, 2/1/02                  $        15,205
     500,000    Pocatello, ID, IDA, Allocation Tax
                  Increment Bonds, Series B, 7.25%,
                  12/1/08                                         534,115
                                                          ---------------
                                                                  549,320
                                                          ---------------
ILLINOIS (9.6%)
   1,030,000    Des Plaines, IL, Hospital Facilities RV,
                  Holy Family Hospital, MBIA insured,
                  10.63%, 1/1/03, P/R 7/1/02 @ 100              1,192,338
     845,000    Illinois Health Facilities RV, Mercy
                  Hospital Project, 7.10%, 6/1/09                 961,568
     430,000    Illinois Health Facilities RV, Alexian
                  Brothers Medical Center Project,
                  7.00%, 1/1/03                                   460,255
     500,000    Illinois State, Sales Tax RV, Series E,
                  7.10%, 6/15/98                                  500,705
   1,000,000    Kane, Cook & Du Page Counties, IL, GO
                  Bonds, SD #46, FSA insured, 7.90%,
                  1/1/04                                        1,175,530
     500,000    Metropolitan Pier & Exposition
                  Authority, IL, Dedicated State Tax RV,
                  McCormick Place Expansion Project,
                  Series A, AMBAC insured, 4.90%,
                  12/15/03                                        518,145
      75,000    Waukegan, IL, Board Libor Trustees,
                  Economic Development RV, Libor
                  Building Notes, 9.00%, 1/1/99                    77,107
      80,000    Waukegan, IL, Board Libor Trustees,
                  Economic Development RV, Libor
                  Building Notes, 9.00%, 1/1/00                    85,544
      85,000    Waukegan, IL, Board Libor Trustees,
                  Economic Development RV, Libor
                  Building Notes, 8.00%, 1/1/01                    92,037
      95,000    Waukegan, IL, Board Libor Trustees,
                  Economic Development RV, Libor
                  Building Notes, 7.50%, 1/1/02                   103,718
                                                          ---------------
                                                                5,166,947
                                                          ---------------
KANSAS (1.1%)
     175,000    Lawrence, KS, Hospital RV, Lawrence
                  Memorial Hospital, 5.00%, 7/1/02                180,236
     225,000    Lawrence, KS, Hospital RV, Lawrence
                  Memorial Hospital, 5.00%, 7/1/03                232,382
     185,000    Lawrence, KS, Hospital RV, Lawrence
                  Memorial Hospital, 5.00%, 7/1/04                191,314
                                                          ---------------
                                                                  603,932
                                                          ---------------
LOUISIANA (2.4%)
     385,000    Louisiana PFA, MFHR Bonds, Edgewood
                  Apartments, FNMA insured, 5.70%,
                  6/1/05                                          402,891
     745,000    Shreveport, LA, GO Bonds, MBIA insured,
                  8.00%, 6/1/03                                   869,415
                                                          ---------------
                                                                1,272,306
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 LIMITED TERM TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)

MAINE (0.9%)
     445,000    State Street Housing Preservation Corp.,
                  ME, MFHR Bonds, Project Acquisition,
                  100 State Street, Series A, HUD
                  Section 8 LOC, 7.20%, 1/1/02            $       470,045
                                                          ---------------
MICHIGAN (9.3%)
     570,000    Battle Creek, MI, Economic Development
                  RV, Kellogg Co. Project, remarketed
                  8/1/97, 5.13%, 2/1/09                           586,895
   1,030,000    Detroit, MI, Sewer Disposal RV, 7.10%,
                  12/15/09                                      1,188,187
     300,000    Lakeview, MI, Community SD, GO Bonds,
                  FGIC insured, 6.50%, 5/1/05                     339,141
     305,000    Lakeview, MI, Community SD, GO Bonds,
                  FGIC insured, 6.50%, 5/1/06                     348,097
     395,000    Merrill, MI, Community SD, GO Bonds,
                  FGIC insured, 6.50%, 5/1/05                     446,030
   1,000,000    Michigan State Hospital Finance
                  Authority RV, Charity Obligations,
                  Series D, 4.80%, 11/1/17                      1,019,330
   2,305,000    Romulus, MI, Community SD, GO Bonds,
                  Capital Appreciation, Series II, FGIC
                  insured, 0.00% (4.95% effective
                  yield), 5/1/22                                  562,973
     450,000    Schoolcraft, MI, Community SD, GO Bonds,
                  FGIC insured, 6.50%, 5/1/04                     503,501
                                                          ---------------
                                                                4,994,154
                                                          ---------------
MINNESOTA (2.0%)
     750,000    Minneapolis, MN, Temporary Package Ramp,
                  Transportation RV, Series A, 4.75%,
                  6/1/00                                          751,095
     160,000    St. Cloud, MN, COP, 5.00%, 12/1/03                162,149
     170,000    St. Cloud, MN, COP, 5.10%, 12/1/04                173,106
                                                          ---------------
                                                                1,086,350
                                                          ---------------
MISSOURI (1.2%)
     605,000    St. Louis, MO, Regional Convention &
                  Sports Complex Authority RV, Series C,
                  7.75%, 8/15/01                                  632,576
                                                          ---------------
NEBRASKA (0.8%)
     415,000    Nebraska Investment Finance Authority,
                  Hospital RV, Great Plains Regional
                  Medical Center Project, 4.80%,
                  11/15/04                                        423,188
                                                          ---------------
NEVADA (3.0%)
   1,000,000    Clark County, NV, Flood Control, GO
                  Bonds, AMBAC insured, 6.10%, 11/1/02          1,071,460
     500,000    Clark County, NV, SD, GO Bonds, Series
                  A, MBIA insured, 7.00%, 6/1/05, P/R
                  6/1/01 @ 101                                    546,000
                                                          ---------------
                                                                1,617,460
                                                          ---------------

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 LIMITED TERM TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)

NEW YORK (9.2%)
     840,000    County of Westchester, NY, IDA RV, AGR
                  Realty Co. Project, 5.75%, 1/1/02       $       870,181
     485,000    New York State Dorm Authority RV,
                  Capital Appreciation, Series A, FSA
                  insured, 0.00% (5.29% effective
                  yield), 7/1/25                                  338,617
   1,000,000    New York State Dorm Authority, Health
                  Care RV, Good Samaritan Hospital
                  Suffern, 5.25%, 7/1/05                        1,044,740
   1,775,000    New York State HFA, EFA RV, State
                  University Construction, ETM USG COLL,
                  6.50%, 11/1/06                                1,931,431
     235,000    New York, NY, GO Bonds, Series F, 5.00%,
                  8/1/03                                          241,937
     500,000    Syracuse, NY, IDA, PILOT RV, 5.13%,
                  10/15/02                                        514,165
                                                          ---------------
                                                                4,941,071
                                                          ---------------
NORTH CAROLINA (1.4%)
     700,000    North Carolina Municipal Power Agency
                  #1, Catawba Electric RV, 5.90%, 1/1/03          741,979
                                                          ---------------
OHIO (3.5%)
   1,285,000    Akron, OH, Sports Facilities COP,
                  Municipal Baseball Stadium Project,
                  0.00% (5.32% effective yield), 12/1/01        1,097,891
     230,000    Akron, OH, Sports Facilities COP,
                  Municipal Baseball Stadium Project,
                  0.00%, (6.50% effective yield),
                  12/1/07                                         210,190
     500,000    Ohio State Building Authority RV, Toledo
                  Government Office Building, 10.13%,
                  10/1/06                                         599,990
                                                          ---------------
                                                                1,908,071
                                                          ---------------
PENNSYLVANIA (6.6%)
   1,500,000    Pennsylvania HEFA RV, Allegheny General
                  Hospital, Series A, 7.13%, 9/1/07             1,627,140
     265,000    Philadelphia, PA, Gas Works RV,
                  Thirteenth Series, 7.50%, 6/15/01               288,871
     470,000    Philadelphia, PA, IDA RV, Gallery II
                  Garage Project, 6.13%, 2/15/03                  485,895
   1,000,000    Windber, PA, Area Authority Hospital RV,
                  Windber Hospital Project, FHA insured,
                  6.50%, 2/1/30, P/R 8/1/05 @ 102               1,146,530
                                                          ---------------
                                                                3,548,436
                                                          ---------------
SOUTH CAROLINA (2.0%)
     250,000    Medical University of SC, Hospital
                  Facilities RV, Series A, 7.00%, 7/1/02          268,015
     250,000    Medical University of SC, Hospital
                  Facilities RV, Series A, 7.20%, 7/1/05          267,650
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 LIMITED TERM TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
SOUTH CAROLINA (continued)

     500,000    South Carolina Educational Television
                  Community COP, ETV Endowment of South
                  Carolina, Inc., FSA insured, 6.40%,
                  9/1/02                                  $       545,165
                                                          ---------------
                                                                1,080,830
                                                          ---------------
TEXAS (14.6%)
     405,000    Desoto, TX, Housing Finance Corp., MFHR
                  Bonds, Windsor Foundation Project,
                  Series A, 6.13%, 2/1/05                         444,694
   1,010,000    Grand Prairie, TX, Health Facilities RV,
                  Dallas/Fort Worth Medical Center
                  Project, 6.00%, 11/1/99                       1,029,180
     535,000    Grape Creek-Pulliam, TX, Independent SD,
                  EFA RV, Public Facilities Corp.,
                  6.20%, 5/15/02                                  553,859
     250,000    Harlandale, TX, Independent SD, Public
                  Facilites Corp., Lease RV, 5.20%,
                  10/15/06                                        257,165
     750,000    Houston, TX, Housing Finance Corp., SFM
                  RV, Series A-1, 8.00%, 6/1/14                   810,120
     250,000    Houston, TX, Housing Finance Corp., SFM
                  RV, Series B-1, 8.00%, 6/1/14                   270,040
   1,160,000    Lyford, TX, Consolidated Independent SD,
                  Educational Facilities RV, 5.00%,
                  8/15/07                                       1,166,716
   3,100,000    Midland County, TX, Hospital District
                  RV, Capital Appreciation, AMBAC
                  insured, 0.00% (5.73% effective
                  yield), 6/1/07                                1,959,851
     855,000    San Antonio, TX, HEFA, Educational
                  Facilities RV, University of Texas at
                  San Antonio, Phase I, 6.50%, 11/1/01            882,770
     490,000    Texas Water Resource Finance Authority
                  RV, AMBAC insured, 7.50%, 8/15/03               510,600
                                                          ---------------
                                                                7,884,995
                                                          ---------------
UTAH (0.9%)
     105,000    West VY City, UT, Redevelopment Agency
                  Tax Increment RV, 4.55%, 3/1/00                 105,848
     100,000    West VY City, UT, Redevelopment Agency
                  Tax Increment RV, 4.70%, 3/1/01                 101,295
      70,000    West VY City, UT, Redevelopment Agency
                  Tax Increment RV, 4.80%, 3/1/02                  71,185
     105,000    West VY City, UT, Redevelopment Agency
                  Tax Increment RV, 5.00%, 3/1/03                 107,829
     100,000    West VY City, UT, Redevelopment Agency
                  Tax Increment RV, 5.10%, 3/1/04                 103,287
                                                          ---------------
                                                                  489,444
                                                          ---------------
WASHINGTON (3.6%)
     850,000    Seattle, WA, MFHR Bonds, Market House
                  Elderly Housing, Series A, 6.20%,
                  2/1/04                                          876,656

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 LIMITED TERM TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
WASHINGTON (continued)

   1,000,000    Washington State Public Power Supply,
                  System Nuclear Project #2, Power RV,
                  FGIC insured, 6.50%, 7/1/05, P/R
                  7/1/01 @ 102                            $     1,087,630
                                                          ---------------
                                                                1,964,286
                                                          ---------------
WISCONSIN (0.9%)
     500,000    Wisconsin Housing & EDA, Housing RV,
                  Series A, HUD insured, 6.20%, 11/1/01           523,739
                                                          ---------------

TOTAL MUNICIPAL BONDS (COST $51,530,709)                       52,627,008
                                                          ---------------
SHORT-TERM HOLDINGS (2.4%)
   1,313,274    Municipal Money Market Fund (cost
                  $1,313,274)                                   1,313,274
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $52,843,983)             $    53,940,282
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                          TAX-FREE INCOME FUND
- -----------------------------------------------------------------
MUNICIPAL BONDS (98.6%)
ARIZONA (1.5%)
   3,000,000    Maricopa County, AZ, Union SD #48, GO
                  Bonds, School Improvements, 9.00%,
                  7/1/05                                  $     3,851,400
   1,000,000    Show Low, AZ, IDA Hospital RV, Navapache
                  Regional Medical Center, Series A, ACA
                  insured, 5.50%, 12/1/17                       1,011,050
                                                          ---------------
                                                                4,862,450
                                                          ---------------
CALIFORNIA (3.2%)
   1,910,000    Los Angeles, CA, Community Redevelopment
                  Agency Housing RV, Monterey Hills
                  Redevelopment Project, Series A,
                  8.20%, 12/1/13                                2,177,285
   7,000,000    Metropolitan Water District, Southern
                  California, Waterworks RV, Regional
                  RIBS; inverse floater, 7.50% V/R,
                  8/10/18                                       8,338,750
                                                          ---------------
                                                               10,516,035
                                                          ---------------
COLORADO (11.4%)
   5,595,000    Adams County, CO, SFM RV, Series A-2,
                  8.70%, 6/1/12                                 6,057,650
   1,750,000    Arapahoe County, CO, Utilities RV, Water
                  & Wastewater Authority, 6.25%, 12/1/20        1,856,575
   1,000,000    Colorado HFA, GO Bonds, Series A, 7.40%,
                  5/1/11                                        1,063,470
   1,500,000    Colorado HFA, SFM RV, Series A-2, 7.15%,
                  11/1/14                                       1,696,080
   2,620,000    Colorado HFA, SFM RV, Series B-2, 7.50%,
                  12/1/16                                       2,943,754
   3,415,000    Colorado HFA, SFM RV, Series C, 7.90%,
                  12/1/24                                       3,826,644
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
COLORADO (continued)

   3,175,000    Colorado HFA, SFM RV, Series D-1,
                  remarketed 7/15/94, 8.00%, 12/1/24      $     3,587,179
   2,420,000    Colorado HFA, SFM RV, Series D-2,
                  remarketed 11/15/94, 8.13%, 6/1/25            2,740,021
   5,200,000    Denver, CO, Urban Renewal Authority, Tax
                  Increment RV, remarketed 6/15/94,
                  9.13%, 9/1/17                                 6,180,096
   3,500,000    El Paso County, CO, SD #11, Colorado
                  Springs, GO Bonds, 7.10%, 12/1/17             4,439,610
     645,000    Logan County, CO, SFM RV, Series A,
                  8.50%, 11/1/11                                  691,143
   1,000,000    Northern Metropolitan District, CO, RV,
                  Adams County, 6.50%, 12/1/16                  1,056,880
     940,000    Vail, CO, SFM RV, Series 1992 A, 8.13%,
                  6/1/10                                        1,017,813
                                                          ---------------
                                                               37,156,915
                                                          ---------------
FLORIDA (1.9%)
   3,000,000    Lakeland, FL, Electric & Water RV, FGIC
                  insured, 6.00%, 10/1/14                       3,407,910
  17,400,000    Miami-Dade County, FL, Special
                  Obligation RV, Series B, MBIA insured,
                  0.00% (5.66% effective yield), 10/1/32        2,737,542
                                                          ---------------
                                                                6,145,452
                                                          ---------------
GEORGIA (1.2%)
   3,650,000    Georgia Municipal Electric Authority
                  Power RV, Series BB, MBIA insured,
                  5.25%, 1/1/25                                 3,745,192
                                                          ---------------
HAWAII (2.4%)
   7,250,000    Hawaii State Department of Budget &
                  Finance, Health Care RV, The Queens
                  Health Systems, Series A, 5.75%,
                  7/1/26                                        7,641,065
                                                          ---------------
IDAHO (0.2%)
     500,000    Pocatello, ID, IDA, Allocation Tax
                  Increment Bonds, Series B, 7.25%,
                  12/1/08                                         534,115
                                                          ---------------
ILLINOIS (11.3%)
   1,800,000    Illinois Development Financial Authority
                  RV, Community Rehabilitation
                  Providers, Series A, 7.88%, 7/1/20            2,204,352
   1,000,000    Illinois Development Financial Authority
                  RV, Community Rehabilitation
                  Providers, Series A, 7.88%, 7/1/20            1,126,240
   2,450,000    Illinois Educational Facilities
                  Authority RV, Capital Appreciation,
                  ETM, 0.00% (5.95% to 6.22% effective
                  yield), 7/1/14                                  963,904
   1,120,000    Illinois Health Facilities Authority,
                  Health Care RV, Edgewater Medical
                  Center, Series A, 9.25%, 7/1/24               1,427,272
   2,500,000    Illinois Housing Development Authority,
                  Health Care RV, Provena Health, Series
                  A, MBIA insured, 5.13%, 5/15/23               2,433,025

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
ILLINOIS (continued)

   2,150,000    Illinois State Sales Tax RV, Series P,
                  6.50%, 6/15/22                          $     2,591,374
   5,000,000    Kane, Cook & Du Page Counties, IL, GO
                  Bonds, SD #46, FSA insured, 5.35%,
                  1/1/15                                        5,138,050
   1,025,000    Lake County, IL, Community Unit SD #116,
                  Educational Facilities RV, Rund Lake,
                  7.60%, 2/1/13                                 1,294,708
   7,350,000    Regional Transportation Authority, IL,
                  Sales Tax RV, Series D, FGIC insured,
                  7.75%, 6/1/19                                 9,963,366
   8,000,000    Regional Transportation Authority, IL,
                  Transportation RV, FGIC insured,
                  6.00%, 6/1/23                                 9,159,600
     350,000    Waukegan, IL, Board Libor Trustees,
                  Libor Building Notes, 5.90%, 1/1/17             363,381
                                                          ---------------
                                                               36,665,272
                                                          ---------------
INDIANA (1.0%)
   2,900,000    Indiana Transportation Financial
                  Authority Highway RV, Series A, AMBAC
                  insured, 5.25%, 6/1/15                        3,026,440
                                                          ---------------
KANSAS (3.1%)
   3,175,000    Kansas State, DOT, Highway RV, Series A,
                  7.25%, 9/1/08                                 3,898,868
   1,000,000    Newton, KS, Hospital RV, Newton
                  Healthcare Corp., Series A, 5.70%,
                  11/15/18                                      1,006,390
     500,000    Newton, KS, Hospital RV, Newton
                  Healthcare Corp., Series A, 5.75%,
                  11/15/24                                        503,190
   4,150,000    Sedgwick & Shawnee Counties, KS, SFM RV,
                  Mortgage Backed Securities, Series
                  A-2, Step Coupon, GNMA COLL, 5.50%,
                  6/1/29                                        4,664,600
                                                          ---------------
                                                               10,073,048
                                                          ---------------
LOUISIANA (0.9%)
     405,000    East Baton Rouge, LA, Mortgage Finance
                  Authority, SFM RV, Series 1988 C, GNMA
                  COLL, 8.38%, 2/1/17                             418,349
   5,000,000    Rapides Parish, LA, Housing & Mortgage
                  Finance Authority, Capital
                  Appreciation RV, Series C, 0.00%,
                  (7.45% effective yield), 7/10/14              1,704,600
   2,900,000    St. Bernard Parish, LA, Housing Mortgage
                  Agency, SFM RV, Series 1992 C, 0.00%,
                  (7.65% effective yield), 7/10/14                884,181
                                                          ---------------
                                                                3,007,130
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)

MASSACHUSETTS (8.4%)
   4,000,000    Massachusetts Bay Transportation
                  Authority, General Transporation,
                  Series A, Utilities RV, FGIC insured,
                  5.00%, 3/1/27                           $     3,910,160
   5,325,000    Massachusetts Bay Transportation
                  Authority, General Transportation
                  System RV, Series B, 6.20%, 3/1/16            6,118,532
   2,500,000    Massachusetts State College Building
                  Authority, Educational Facilities RV,
                  Series A, 7.50%, 5/1/14                       3,232,200
   2,500,000    Massachusetts State Industrial Finance
                  Agency, Nursing Home RV, FHA-
                  University Commons Nursing, Series A,
                  FHA insured, 6.65%, 8/1/38                    2,784,000
   8,350,000    Massachusetts State Turnpike Authority,
                  Metropolitan Highway System RV, Series
                  A, MBIA insured, 5.00%, 1/1/37                8,072,780
   2,500,000    Massachusetts State, HEHFA RV,
                  Massachusetts Institute of Technology,
                  Series I-1, 5.20%, 1/1/28                     2,592,475
     590,000    New Bedford, MA, IDA RV, Aerovox, Inc.
                  Project, Series 1982, 7.42%, 7/1/02             596,962
                                                          ---------------
                                                               27,307,109
                                                          ---------------
MICHIGAN (1.1%)
   2,760,000    Wayland, MI, Unified SD, GO Bonds, FGIC
                  insured, 8.00%, 5/1/10                        3,618,139
                                                          ---------------
MISSISSIPPI (0.2%)
   2,000,000    Mississippi Home Corp., Residual Capital
                  Appreciation RV, Series 1992 II, 0.00%
                  (7.38% effective yield), 4/15/12                759,520
                                                          ---------------
NEBRASKA (0.3%)
   1,000,000    Nebraska Investment Finance Authority,
                  Hospital RV, Great Plains Regional
                  Medical Center Project, 5.45%,
                  11/15/17                                      1,011,880
                                                          ---------------
NEW HAMPSHIRE (0.7%)
   1,590,000    New Hampshire HEHFA RV, New London
                  Hospital Association Project, 7.00%,
                  6/1/00                                        1,648,130
     500,000    New Hampshire HEHFA RV, Androscoggin
                  Valley Hospital, AMBAC insured, 5.38%,
                  11/1/27                                         524,255
                                                          ---------------
                                                                2,172,385
                                                          ---------------
NEW MEXICO (4.5%)
   5,295,000    Bernalillo County, NM, Gross Receipts
                  Tax RV, Series B, 5.70%, 4/1/27               5,857,488
   1,110,000    Hobbs, NM, SFM RV, 8.75%, 7/1/11                1,238,105
   6,585,000    Santa Fe County, NM, Correctional
                  Systems RV, FSA insured, 6.00%, 2/1/27        7,604,029
                                                          ---------------
                                                               14,699,622
                                                          ---------------

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)

NEW YORK (17.2%)
   4,500,000    Long Island Power Authority, NY,
                  Electric System RV, Series A, 5.75%,
                  12/1/24                                 $     4,725,270
   5,600,000    Long Island Power Authority, NY,
                  Electric System RV, Series A, 5.50%,
                  12/1/29                                       5,663,952
   5,000,000    Metropolitan Transporation Authority,
                  NY, Commuter Facilities RV, Series A,
                  MBIA insured, 5.63%, 7/1/27                   5,241,600
  10,000,000    Metropolitan Transportation Authority,
                  NY, Transportation Facilities RV,
                  Series A, MBIA insured, 5.63%, 7/1/25        10,483,200
   1,200,000    New York State Dorm Authority, Health
                  Care RV, Good Samaritan Hospital
                  Suffern, 5.50%, 7/1/10                        1,270,092
   7,500,000    New York State LOC Assistance Corp., RV,
                  Series E, 5.25%, 4/1/16                       7,737,000
   1,480,000    New York, NY, GO Bonds, Series B-1,
                  7.30%, 8/15/10, P/R 8/15/04 @ 101             1,743,855
   1,340,000    New York, NY, GO Bonds, Series B-1,
                  7.38%, 8/15/13, P/R 8/15/04 @ 101             1,579,498
   1,500,000    New York, NY, GO Bonds, Series F, 5.00%,
                  8/1/23                                        1,439,745
  15,000,000    Port Authority of New York & New Jersey,
                  Consolidated Eighty-Fifth Series,
                  5.38%, 3/1/28                                15,879,450
                                                          ---------------
                                                               55,763,662
                                                          ---------------
NORTH CAROLINA (0.7%)
   2,250,000    North Carolina EFA RV, St. Augustine
                  College, Asset Guaranty, LOC, 5.25%,
                  10/1/28                                       2,232,945
                                                          ---------------
OHIO (0.3%)
   1,000,000    Scioto County, OH, Marine Terminal RV,
                  Norfolk Southern Corp. Project, 5.30%,
                  8/15/13                                       1,006,680
                                                          ---------------
OKLAHOMA (0.4%)
   1,245,000    Tulsa, OK, IDA RV, University of Tulsa,
                  Series A, MBIA insured, 6.00%, 10/1/16        1,399,654
                                                          ---------------
PUERTO RICO (1.0%)
   3,500,000    Puerto Rico Commonwealth Highway &
                  Transportation Authority RV, Series A,
                  4.75%, 7/1/38                                 3,291,540
                                                          ---------------
SOUTH CAROLINA (4.5%)
   7,500,000    Piedmont, SC, Municipal Power Agency,
                  Electric RV, Series A, 6.55%, 1/1/16          7,509,600
   5,725,000    Piedmont, SC, Municipal Power Agency,
                  Electric RV, Series A, 6.60%, 1/1/21          5,732,557
   1,250,000    Richland County, SC, Hospital Facilities
                  RV, Community Provider Pooled Loan
                  Program, Series A, FSA insured, ETM,
                  7.13%, 7/1/17                                 1,498,363
                                                          ---------------
                                                               14,740,520
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)

SOUTH DAKOTA (1.3%)
   3,500,000    South Dakota State, HEHFA RV, Huron
                  Regional Medical Center, 7.30%, 4/1/16  $     4,221,176
                                                          ---------------
TEXAS (10.9%)
     490,000    Baytown, TX, Housing Finance Corp., SFM
                  RV, Series 1992 A, 8.50%, 9/1/11                552,544
   2,210,000    Beaumont, TX, Housing Finance Corp. RV,
                  9.20%, 3/1/12                                 2,478,935
   2,250,000    Carroll, TX, ISD, GO Bonds, 5.38%,
                  2/15/35                                       2,284,673
   1,900,000    Corpus Christi, TX, HFA, Housing RV,
                  Series A, MBIA insured, 7.70%, 7/1/11         2,098,588
   2,395,000    Desoto, TX, Housing Finance Corp., MFHR
                  Bonds, Windsor Foundation Project,
                  Series A, 7.00%, 2/1/25                       2,801,455
     255,000    El Paso, TX, Housing Finance Corp., SFM
                  RV, Series A, 8.75%, 10/1/11                    285,008
     350,000    Galveston County, TX, Property Finance
                  Authority, Inc., SFM RV, Series A,
                  8.50%, 9/1/11                                   378,907
   1,300,000    Grape Creek-Pulliam, TX, Independent SD
                  Public Facilities Corp., GO Bonds,
                  7.25%, 5/15/21                                1,449,422
   1,115,000    Harlandale, TX, ISD Public Facilites
                  Corp. Lease RV, 5.50%, 10/15/12               1,147,246
   6,250,000    Houston, TX, Housing Finance Corp., SFM
                  RV, Series A-1, 8.00%, 6/1/14                 6,751,000
   2,250,000    Houston, TX, Housing Finance Corp., SFM
                  RV, Series B-1, 8.00%, 6/1/14                 2,430,360
   2,000,000    Lyford, TX, Consolidated Independent SD,
                  Educational Facilities RV, 5.50%,
                  8/15/22                                       1,997,160
   4,000,000    Midland County, TX, Hospital District
                  RV, Capital Appreciation, 0.00% (5.85%
                  effective yield), 6/1/11                      1,998,560
   1,415,000    Port Arthur, TX, Housing Finance Corp.,
                  SFM RV, 8.70%, 3/1/12                         1,557,491
   4,180,000    San Antonio, TX, HEHFA RV, 7.13%,
                  11/1/15                                       4,579,274
   2,200,000    Texas State Department of Housing &
                  Community Affairs, SFM RV, Series A,
                  8.10%, 9/1/15                                 2,504,942
                                                          ---------------
                                                               35,295,565
                                                          ---------------
UTAH (0.2%)
     750,000    Salt Lake County, UT, EFA RV,
                  Westminister College Project, 5.75%,
                  10/1/27                                         768,135
                                                          ---------------
VIRGINIA (1.0%)
   3,000,000    Fairfax County, VA, Redevelopment &
                  Housing Authority, MFHR Bonds, Burke
                  Shire Commons, 7.60%, 10/1/36                 3,231,180
                                                          ---------------
WASHINGTON (5.6%)
   1,748,000    Kitsap County, WA, Housing Authority,
                  MFHR Bonds, Low Income Housing, GNMA
                  COLL, 7.10%, 2/20/16                          2,029,633

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
WASHINGTON (continued)

   4,000,000    Washington Public Power Supply System,
                  Power RV, Nuclear Project #1, Series
                  A, 6.00%, 7/1/07                        $     4,424,480
   2,750,000    Washington Public Power Supply System,
                  Power RV, Nuclear Project #2, Series
                  A, 6.00%, 7/1/07                              3,023,570
   1,620,000    Washington State Housing Finance
                  Commission, Nonprofit Housing RV, VA
                  Mason Research Center Project, Series
                  A, U.S. Bank of Washington, LOC,
                  5.65%, 1/1/19                                 1,687,068
   3,500,000    Washington State Housing Finance
                  Commission, Nonprofit Housing RV, VA
                  Mason Research Center Project, Series
                  A, U.S. Bank of Washington, LOC,
                  5.70%, 1/1/24                                 3,656,905
   3,000,000    Yakima County, WA, SD #007, GO Bonds,
                  MBIA insured, 6.75%, 12/1/06                  3,498,030
                                                          ---------------
                                                               18,319,686
                                                          ---------------
WASHINGTON, D.C. (2.2%)
   4,305,000    District of Columbia, EFA RV, Howard
                  University, MBIA insured, 5.50%,
                  10/1/15                                       4,578,109
   2,500,000    District of Columbia, EFA RV, Howard
                  University, MBIA insured, 5.50%,
                  10/1/18                                       2,651,650
                                                          ---------------
                                                                7,229,759
                                                          ---------------

TOTAL MUNICIPAL BONDS (COST $302,246,574)                     320,442,271
                                                          ---------------
SHORT-TERM HOLDINGS (1.4%)
   3,132,227    Municipal Money Market Fund                     3,132,227
     490,000    Moorhead, MN, IDA RV, SuperValu Store
                  Project, Wachovia Bank, LOC, 3.70%
                  V/R, 11/1/09(c)                                 490,000
     800,000    St. Louis Park, MN, IDA RV, Unicare
                  Homes, Inc. Project, Banque Paribas
                  LOC, 3.90% V/R, 8/1/14(c)                       800,000
                                                          ---------------
TOTAL SHORT-TERM HOLDINGS (COST $4,422,227)                     4,422,227
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $306,668,801)            $   324,864,498
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                         COLORADO TAX-FREE FUND
- -----------------------------------------------------------------
MUNICIPAL BONDS (94.4%)
AIRPORT REVENUE (3.5%)
   1,000,000    Denver, CO, City & County, Airport RV,
                  Series A, MBIA insured, 5.60%,
                  11/15/20                                $     1,042,470
   1,500,000    Denver, CO, City & County, Airport RV,
                  Series A, MBIA insured, 5.50%,
                  11/15/25                                      1,550,595
                                                          ---------------
                                                                2,593,065
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   COLORADO TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)

CERTIFICATES OF PARTICIPATION & LEASE REVENUE (4.2%)
   1,880,000    Auraria Higher Educational Center, CO,
                  COP, Administrative Office Facilities
                  Project, AMBAC insured, 5.13%, 5/1/28   $     1,850,221
   1,210,000    Montrose County, CO, COP, Series A,
                  6.40%, 12/1/12                                1,316,165
                                                          ---------------
                                                                3,166,386
                                                          ---------------
ESCROWED IN TREASURIES (3.8%)
   1,000,000    Colorado HFA, SFM RV, Capital
                  Appreciation, Prerefunded, Series A,
                  ETM, 0.00% (5.40% effective yield),
                  9/1/14                                          444,890
   9,000,000    Dawson Ridge Metropolitan District No.1,
                  CO, GO Bonds, Series A, 0.00% (5.63%
                  effective yield), 10/1/22                     2,363,400
                                                          ---------------
                                                                2,808,290
                                                          ---------------
GENERAL OBLIGATION (16.2%)
     500,000    Centennial 25 Metropolitan District, CO,
                  GO Bonds, Arapahoe County, 6.38%,
                  12/1/16                                         534,460
     500,000    Denver, CO, City & County SD #1, GO
                  Bonds, Series A, 6.50%, 6/1/10                  590,190
     390,000    Denver West Metropolitan District, CO,
                  GO Bonds, Series B, 5.60%, 12/1/12              401,673
   2,500,000    El Paso County, CO, SD #11, Colorado
                  Springs, GO Bonds, 7.10%, 12/1/17             3,171,150
   1,000,000    Highlands Ranch, CO, Metropolitan
                  District #2, UTGO Bonds, FSA insured,
                  6.50%, 6/15/11                                1,181,010
   1,100,000    Highlands Ranch, CO, Metropolitan
                  District #2, GO Bonds, FSA insured,
                  6.50%, 6/15/12                                1,300,607
     350,000    Highlands Ranch, CO, Metropolitan
                  District #4, UTGO Bonds, Series A,
                  6.10%, 12/1/11                                  372,985
     800,000    Highlands Ranch, CO, Metropolitan
                  District #4, UTGO Bonds, Series A,
                  6.30%, 12/1/17                                  861,304
   2,500,000    Metex Metropolitan District, CO, GO
                  Bonds, Series A, 5.80%, 12/1/16               2,692,250
   1,000,000    Northern Metropolitan District, CO, GO
                  Bonds, Adams County, 6.50%, 12/1/16           1,056,880
                                                          ---------------
                                                               12,162,509
                                                          ---------------
HEALTH CARE REVENUE (12.8%)
   1,000,000    Boulder County, CO, Hospital RV,
                  Longmont United Hospital Project,
                  5.60%, 12/1/03                                1,019,550
   1,000,000    Boulder County, CO, Hospital RV,
                  Longmont United Hospital Project,
                  5.60%, 12/1/17                                1,019,550
   1,000,000    Colorado Health Facilities Authority RV,
                  Catholic Health Initiatives, Series A,
                  5.00%, 12/1/18                                  989,250
   1,500,000    Colorado Health Facilities Authority RV,
                  Steamboat Springs Health, 5.75%,
                  9/15/22                                       1,523,520
     750,000    Colorado Health Facilities Authority RV,
                  Catholic Health Initiatives, Series A,
                  5.13%, 12/1/22                                  745,335

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   COLORADO TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
HEALTH CARE REVENUE (continued)

   1,000,000    Colorado Health Facilities Authority RV,
                  National Jewish Medical & Research
                  Center, 5.38%, 1/1/28                   $       974,660
   1,250,000    Colorado Health Facilities Authority RV,
                  Sisters of Charity, Series A, AMBAC
                  insured, 6.25%, 5/15/11                       1,445,013
   2,000,000    Colorado Health Facilities Authority RV,
                  Sisters of Charity Leavenworth, MBIA
                  insured, 5%, 12/1/25                          1,941,820
                                                          ---------------
                                                                9,658,698
                                                          ---------------
INDUSTRIAL DEVELOPMENT REVENUE (3.7%)
   2,000,000    Fort Collins, CO, PCR Bonds, Anheuser
                  Busch Project, 6.00%, 9/1/31                  2,141,980
     500,000    Summit County, CO, Sports Facilities RV,
                  Keystone Resorts Management Project,
                  guaranteed by Ralston Purina Corp.,
                  7.38%, 9/1/10                                   608,400
                                                          ---------------
                                                                2,750,380
                                                          ---------------
JAIL FACILITIES REVENUE (2.1%)
   1,525,000    Tellar County, CO, COP, 5.75%, 12/1/18          1,586,122
                                                          ---------------
MULTI-FAMILY HOUSING REVENUE (3.8%)
     300,000    Aurora, CO, Housing Authority Finance
                  Corp., MFHR Bonds, Mountainview Place,
                  FHA insured, 7.13%, 9/1/22                      321,909
   1,000,000    Denver, CO, City & County, MFHR Bonds,
                  FHA Insured Mortgage Loan, Garden
                  Court, 5.30%, 7/1/28                            995,480
   1,500,000    San Miguel County, CO, HFA, MFHR Bonds,
                  Telluride Village Apartments Project,
                  6.40%, 7/1/23                                 1,572,120
                                                          ---------------
                                                                2,889,509
                                                          ---------------
OTHER REVENUE (8.6%)
   3,000,000    Castle Rock Ranch, CO, Public Facilities
                  Revenue, 6.25%, 12/1/17(b)                    3,484,320
   3,000,000    Denver, CO, City & County RV, Helen G.
                  Bonfils Foundation Project, Series B,
                  5.13%, 12/1/17                                3,003,330
                                                          ---------------
                                                                6,487,650
                                                          ---------------
PARKING REVENUE (0.5%)
     345,000    Pueblo, CO, COP, Public Parking-Lease,
                  Purchase & Sublease, 6.90%, 7/1/15              378,351
                                                          ---------------
SALES TAX REVENUE (5.7%)
   1,490,000    Arapahoe County, CO, Capital
                  Improvements & Transportation Highway
                  RV, Series E-470, MBIA insured,
                  remarketed 8/31/95, 6.15%, 8/31/26            1,658,161
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   COLORADO TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
SALES TAX REVENUE (continued)

     140,000    Blackhawk, CO, Device Tax RV, 5.60%,
                  12/1/04                                 $       148,439
     145,000    Blackhawk, CO, Device Tax RV, 5.70%,
                  12/1/05                                         154,837
   2,500,000    Puerto Rico Commonwealth Highway &
                  Transportation Authority RV, Series A,
                  4.75%, 7/1/38                                 2,351,100
                                                          ---------------
                                                                4,312,537
                                                          ---------------
SINGLE FAMILY HOUSING REVENUE (20.9%)
   1,475,000    Adams County, CO, SFM RV, Series A-2,
                  8.70%, 6/1/12                                 1,596,968
     405,000    Colorado HFA, SFM RV, Series B-2, 7.50%,
                  12/1/16                                         455,046
   3,390,000    Colorado HFA, SFM RV, Series B-2, 7.45%,
                  11/1/27                                       3,891,313
   1,490,000    Colorado HFA, SFM RV, Series C-2, 7.45%,
                  6/1/17                                        1,687,544
   1,430,000    Colorado HFA, SFM RV, Series D-1,
                  remarketed 7/15/94, 8.00%, 12/1/24            1,615,642
   1,650,000    Colorado HFA, SFM RV, Series D-2, 7.10%,
                  6/1/14                                        1,861,283
   2,550,000    Colorado HFA, SFM RV, Series D-2,
                  remarketed 11/15/94, 8.13%, 6/1/25            2,887,212
   3,990,000    Larimer County, CO, SFM RV, Capital
                  Accumulator A, Remarketed 2/15/94,
                  ETM, 0.00% (5.50% effective yield),
                  8/1/15                                        1,681,745
                                                          ---------------
                                                               15,676,753
                                                          ---------------
TOLL ROAD REVENUE (4.8%)
  15,000,000    E-470 Public Highway Authority, CO,
                  Transportation RV, Capital
                  Appreciation, Series B, MBIA insured,
                  0.00% (5.52% effective yield), 9/1/25         3,644,400
                                                          ---------------
WATER & SEWER REVENUE (3.8%)
   1,250,000    Arapahoe County, CO, Utilities RV, Water
                  & Wastewater Authority Revenue, 6.25%,
                  12/1/20                                       1,326,125
   1,500,000    Colorado Springs, CO, Utilities RV,
                  Series A, 5.38%, 11/15/26                     1,530,615
                                                          ---------------
                                                                2,856,740
                                                          ---------------

TOTAL MUNICIPAL BONDS (COST $66,635,248)                       70,971,390
                                                          ---------------
SHORT TERM HOLDINGS (5.6%)
     454,265    Municipal Money Market Fund                       454,265
   1,000,000    Moffat County, CO, PCR Bonds, AMBAC
                  insured, 3.95% V/R, 7/1/10(c)                 1,000,000

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   COLORADO TAX-FREE FUND (continued)
- -----------------------------------------------------------------

SHORT TERM HOLDINGS (continued)

   2,750,000    Pitkin County, CO, MFHR Bonds,
                  Centennial, Series A, Credit Lyonnais,
                  LOC, 3.75% V/R, 12/1/24(c)              $     2,750,000
                                                          ---------------
                                                                4,204,265
                                                          ---------------

TOTAL SHORT TERM HOLDINGS (COST $4,204,265)                     4,204,265
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $70,839,513)             $    75,175,655
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                  MINNESOTA INTERMEDIATE TAX-FREE FUND
- -----------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
EDUCATION FACILITIES REVENUE (7.0%)
   1,000,000    Hopkins, MN, Educational Facilities RV,
                  Blake School Project, 5.35%, 9/1/17     $     1,024,110
   1,500,000    Minnesota State HEFA RV, Carleton
                  College, Series 4N, 5.00%, 11/1/18            1,490,445
     430,000    Minnesota State HEFA RV, Macalester
                  College, Series 3J, 6.10%, 3/1/05               457,313
   1,250,000    Minnesota State HEFA RV, Series 2X,
                  Northwestern College, 8.50%, 10/1/05          1,308,650
     150,000    Minnesota State HEFA RV, St. Mary's
                  College, Series 3Q, 5.70%, 10/1/03              159,582
     280,000    Minnesota State HEFA RV, St. Mary's
                  College, Series 3Q, 5.80%, 10/1/04              300,328
     295,000    Minnesota State HEFA RV, St. Mary's
                  College, Series 3Q, 5.90%, 10/1/05              316,349
     340,000    Minnesota State HEFA RV, St. Mary's
                  College, Series 3Q, 6.00%, 10/1/08              358,180
     485,000    Minnesota State HEFA RV, University of
                  St. Thomas, Series 3I, 6.00%, 10/1/99           498,516
     400,000    Northfield, MN, Educational Facilities
                  RV, St. Olaf College Project, 6.05%,
                  10/1/04                                         431,252
   3,750,000    University of Minnesota Educational
                  Facilities RV, Series A, 5.50%, 7/1/21        4,010,250
   2,000,000    University of Minnesota Educational
                  Facilities RV, Series A, 5.50%, 7/1/08        2,164,880
   1,000,000    University of Minnesota Educational
                  Facilities RV, Series A, 5.75%, 7/1/11        1,107,420
   1,000,000    University of Minnesota Educational
                  Facilities RV, Series A, 5.75%, 7/1/18        1,098,350
                                                          ---------------
                                                               14,725,625
                                                          ---------------
ELECTRIC REVENUE (11.8%)
     500,000    Moorhead, MN, Public Utilities RV,
                  Series A, MBIA insured, 5.75%, 11/1/03          532,415
     260,000    New Praque, MN, Electric RV, 7.00%,
                  10/1/05                                         270,327
   3,000,000    Northern Minnesota Municipal Power
                  Agency, Electric RV, FSA insured,
                  5.50%, 1/1/08                                 3,233,850
     275,000    Northern Minnesota Municipal Power
                  Agency, Electric System RV, Series A,
                  7.20%, 1/1/99                                   280,495
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
ELECTRIC REVENUE (continued)

   2,000,000    Northern Minnesota Municipal Power
                  Agency, Electric System RV, Series B,
                  AMBAC insured, 5.50%, 1/1/18            $     2,054,320
     115,000    Puerto Rico Electric Power Authority RV,
                  Series N, Unrefunded Balance, 7.00%,
                  7/1/07                                          120,161
   1,000,000    Puerto Rico Electric Power Authority RV,
                  Series S, 6.13%, 7/1/08                       1,138,400
   2,500,000    Puerto Rico Electric Power Authority RV,
                  Series X, 5.50%, 7/1/25                       2,537,950
   6,200,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV,
                  Capital Appreciation, Series A, MBIA
                  insured, 0.00% (6.07% effective
                  yield), 1/1/20                                2,072,784
   1,000,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV, Series
                  A, 5.00%, 1/1/12                              1,000,790
   2,155,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV, Series
                  A, AMBAC-TCRS insured, 5.00%, 1/1/09          2,196,075
  10,000,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV, Series
                  A, MBIA insured, 0.00% (5.78%
                  effective yield), 1/1/24                      2,718,101
   2,830,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV, Series
                  B, AMBAC-TCRS insured, 5.00%, 1/1/10          2,888,977
     955,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV,
                  Unrefunded Balance, Series A, 5.50%,
                  1/1/03                                        1,001,623
   1,000,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV,
                  Unrefunded Balance, Series B, 5.80%,
                  1/1/07                                        1,076,100
   1,430,000    Western Minnesota Municipal Power
                  Agency, Power RV, Series A, 6.13%,
                  1/1/16                                        1,432,560
                                                          ---------------
                                                               24,554,928
                                                          ---------------
ESCROWED IN TREASURIES (22.3%)
     500,000    Alexandria, MN, Independent SD #206, GO
                  Bonds, Series A, 6.00%, 2/1/04                  535,380
     250,000    Alexandria, MN, Independent SD #206, GO
                  Bonds, Series A, 6.15%, 2/1/06                  269,260
     250,000    Alexandria, MN, Independent SD #206, GO
                  Bonds, Series A, 6.20%, 2/1/07                  269,785
     100,000    Anoka County, MN, GO Bonds, 7.00%,
                  2/1/02, crossover refunding 2/1/99 @
                  100                                             102,083
     300,000    Anoka County, MN, GO Bonds, Capital
                  Improvements, Series B, 7.00%, 2/1/05           306,249
   1,025,000    Anoka-Hennepin, MN, Independent SD #11,
                  GO Bonds, Series 1991 A, FSA insured,
                  6.75%, 2/1/09                                 1,071,483

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
ESCROWED IN TREASURIES (continued)

   1,100,000    Anoka-Hennepin, MN, Independent SD #11,
                  GO Bonds, Series 1991 A, FSA insured,
                  6.75%, 2/1/10                           $     1,149,885
   1,500,000    Bemidji, MN, Hospital Facilities, First
                  Mortgage RV, North Country Health
                  Services Project, Series 1991 A,
                  Goldman Sachs & Co., LOC, 7.00%,
                  9/1/11,
                  P/R 9/1/01 @ 102                              1,660,140
     160,000    Blaine, MN, IDR Bonds, Ball Corp.
                  Project, ETM USG, 7.13%, 12/1/04                185,364
     640,000    Centennial, MN, Independent SD #12, GO
                  Bonds, Series A, FSA insured, 7.15%,
                  2/1/10                                          673,222
   1,250,000    Chaska, MN, Independent SD #112, GO
                  Bonds, Series B, 5.75%, 2/1/07                1,359,637
   1,000,000    Chaska, MN, Independent SD #112, GO
                  Bonds, Series B, 5.75%, 2/1/09                1,087,710
     750,000    Commonwealth of Puerto Rico Highway &
                  Transportation Authority RV, Series N,
                  8.00%, 7/1/03                                   767,677
     205,000    Duluth, MN, GO Bonds, COLL by USG,
                  6.10%, 8/1/02, P/R 8/1/00 @ 100                 214,171
     210,000    Duluth, MN, GO Bonds, COLL by USG,
                  6.20%, 8/1/03, P/R 8/1/00 @ 100                 219,828
     215,000    Duluth, MN, GO Bonds, COLL by USG,
                  6.30%, 8/1/04, P/R 8/1/00 @ 100                 225,504
   1,250,000    Edina, MN, Hospital System RV, Fairview
                  Hospital, Series A, 7.13%, 7/1/06             1,318,350
   1,100,000    Mankato, MN, Independent SD #77, GO
                  Bonds, Series A, FSA insured, 6.35%,
                  2/1/13, crossover refunding 2/1/02 @
                  100                                           1,183,501
     300,000    Mankato, MN, Nursing Home RV, Mankato
                  Lutheran Home Project, Series A, COLL
                  by USG, 8.00%, 10/1/11,
                  P/R 10/1/01 @ 102                               340,821
     500,000    Metropolitan Council, MN, Go Bonds,
                  Minneapolis-St Paul Metropolitan Area,
                  7.10%, 12/1/02, crossover refunding
                  12/1/99 @ 100                                   523,920
     500,000    Minneapolis, MN, GO Bonds, 7.00%, 4/1/02          513,410
     155,000    Minneapolis, MN, GO Bonds, 7.10%,
                  12/1/01                                         162,450
     165,000    Minneapolis, MN, GO Bonds, 7.10%,
                  12/1/02                                         172,931
     375,000    Minneapolis, MN, Hospital Facilities RV,
                  Abbott Northwestern Hospital Inc.,
                  COLL by USG, ETM, 6.50%, 12/1/06                403,623
   1,500,000    Minneapolis, MN, Hospital Facilities RV,
                  Life Span Inc., AMBAC-TCRS insured,
                  COLL by USG, 7.00%, 12/1/14, P/R
                  12/1/99 @ 102                                 1,597,590
     200,000    Minneapolis, MN, Hospital Facilities RV,
                  Life Span Inc., Series B, COLL by USG,
                  7.50%, 8/1/00, P/R 8/1/98 @ 102                 205,230
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
ESCROWED IN TREASURIES (continued)

     820,000    Minneapolis, MN, Hospital Facilities RV,
                  Life Span Inc., Series B, COLL by USG,
                  8.00%, 8/1/06, P/R 8/1/98 @ 102         $       842,132
      20,000    Minneapolis, MN, Hospital Facilities RV,
                  Metropolitan Medical Center, COLL by
                  USG, ETM, 8.88%, 4/1/00                          21,284
     450,000    Minneapolis, MN, Hospital RV, Minnesota
                  Children's Medical Center Project,
                  Series C, COLL by USG, 7.00%, 12/1/01,
                  P/R 6/1/01 @ 102                                495,257
     575,000    Minneapolis, MN, Hospital RV, Minnesota
                  Children's Medical Center Project,
                  Series C, COLL by USG, 7.10%, 12/1/02,
                  P/R 6/1/01 @ 102                                634,438
     750,000    Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series A, 6.25%,
                  3/1/15                                          837,923
   1,960,000    Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series A, 6.50%,
                  3/1/14                                        2,157,294
     780,000    Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series A, 7.00%,
                  3/1/09                                          814,070
     525,000    Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series A, COLL by
                  USG, 7.10%, 3/1/12, P/R 3/1/00 @ 102            562,895
     110,000    Minnesota State HEFA RV, Hamline
                  University, Series 3K, COLL by USG,
                  ETM, 6.10%, 6/1/00                              114,507
     135,000    Minnesota State HEFA RV, Hamline
                  University, Series 3K, COLL by USG,
                  ETM, 6.20%, 6/1/01                              143,116
     130,000    Minnesota State HEFA RV, Hamline
                  University, Series 3K, COLL by USG,
                  ETM, 6.30%, 6/1/02                              140,241
     190,000    Minnesota State HEFA RV, Hamline
                  University, Series 3A, COLL by USG,
                  7.00%, 10/1/04, P/R 10/1/00 @ 100               202,527
     205,000    Minnesota State HEFA RV, Hamline
                  University, Series 3A, COLL by USG,
                  7.00%, 10/1/05, P/R 10/1/00 @ 100               218,516
     220,000    Minnesota State HEFA RV, Hamline
                  University, Series 3A, COLL by USG,
                  7.00%, 10/1/06, P/R 10/1/00 @ 100               234,505
     235,000    Minnesota State HEFA RV, Hamline
                  University, Series 3A, COLL by USG,
                  7.00%, 10/1/07, P/R 10/1/00 @ 100               250,494
     270,000    Minnesota State HEFA RV, Hamline
                  University, Series 3K, COLL by USG,
                  6.40%, 6/1/03, P/R 6/1/02 @ 100                 291,948
     240,000    Minnesota State HEFA RV, Hamline
                  University, Series 3K, COLL by USG,
                  6.50%, 6/1/04, P/R 6/1/02 @ 100                 260,386
     250,000    Minnesota State HEFA RV, Hamline
                  University, Series 3K, COLL by USG,
                  6.60%, 6/1/07, P/R 6/1/02 @ 100                 272,150

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
ESCROWED IN TREASURIES (continued)

   1,000,000    Minnetonka, MN, Independent SD #276, GO
                  Bonds, Series A, 6.30%, 2/1/04          $     1,074,160
   1,865,000    Moorhead, MN, Residential Mortgage RV,
                  7.10%, 8/1/11                                 2,177,965
     105,000    Olmstead County, MN, Housing &
                  Redevelopment Authority RV, COLL by
                  USG, 7.00%, 2/1/06, P/R 2/1/01 @ 100            112,895
     290,000    Olmstead County, MN, Housing &
                  Redevelopment Authority RV, COLL by
                  USG, 7.00%, 2/1/07, P/R 2/1/01 @ 100            311,805
     300,000    Olmstead County, MN, Housing &
                  Redevelopment Authority RV, COLL by
                  USG, 7.00%, 2/1/08, P/R 2/1/01 @ 100            322,557
     500,000    Puerto Rico Commonwealth GO Bonds, FGIC
                  insured, 7.10%, 7/1/02                          541,160
     160,000    Puerto Rico Electric Power Authority RV,
                  Series N, COLL by USG, 7.00%, 7/1/07,
                  P/R 7/1/99 @ 101.50                             167,680
     500,000    Rochester, MN, GO Bonds, 7.00%, 12/1/04           508,215
     500,000    Rochester, MN, GO Bonds, 7.00%, 12/1/05           508,215
   2,750,000    Rochester, MN, Health Care Facilities
                  RV, Mayo Foundation/ Mayo Medical
                  Center, Series A, 8.30%, 11/15/07             2,919,758
   1,295,000    Roseville, MN, Tax Increment RV, 5.90%,
                  2/1/04                                        1,299,623
   1,440,000    Sartell, MN, Independent SD #748, GO
                  Bonds, Capital Appreciation, Series A,
                  0.00% (6.03% effective yield), 2/1/11           680,645
     545,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV,
                  Refunded Balance, Series A, 5.50%,
                  1/1/03                                          575,782
   1,000,000    St. Louis Park, MN, Independent SD #283,
                  GO Bonds, 5.90%, 2/1/03                       1,047,200
     250,000    St. Paul, MN, Housing & Redevelopment
                  Authority, Health Care RV, Children's
                  Hospital St. Paul, 7.15%, 12/1/05               266,810
     600,000    St. Paul, MN, Independent SD #625, GO
                  Bonds, Series B, 6.10%, 2/1/03                  631,404
     625,000    St. Paul, MN, Independent SD #625, GO
                  Bonds, Series B, 6.20%, 2/1/04                  659,281
   1,000,000    St. Paul, MN, Sewer RV, Series A, 8.00%,
                  12/1/08                                       1,031,210
   1,000,000    Washington County, MN, Housing &
                  Redevelopment Authority, Jail
                  Facilities RV, 7.00%, 2/1/06, P/R
                  2/1/02 @ 100                                  1,098,140
     940,000    Washington County, MN, Housing &
                  Redevelopment Authority, Jail
                  Facilities RV, 7.00%, 2/1/07, P/R
                  2/1/02 @ 100                                  1,032,252
     145,000    Washington County, MN, Housing &
                  Redevelopment Authority, Lease RV,
                  Independent SD #833, South Washington,
                  5.75%, 12/1/98                                  146,473
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
ESCROWED IN TREASURIES (continued)

     360,000    Washington County, MN, Housing &
                  Redevelopment Authority, Lease RV,
                  Independent SD #833, South Washington,
                  6.60%, 12/1/02                          $       395,982
     100,000    Wayzata, MN, Independent SD #284, GO
                  Bonds, Series A, 7.00%, 2/1/05                  102,016
     250,000    Wayzata, MN, Independent SD #284, GO
                  Bonds, Series A, 7.10%, 2/1/08                  255,203
   1,000,000    West St. Paul, MN, Independent SD #197,
                  GO Bonds, Capital Appreciation School
                  Building Project, MBIA insured, 0.00%
                  (5.60% effective yield), 2/1/06                 704,090
   2,395,000    Western Minnesota Municipal Power
                  Agency, Power RV, Series 1977 A,
                  6.38%, 1/1/16                                 2,701,703
                                                          ---------------
                                                               46,285,111
                                                          ---------------
GENERAL OBLIGATION (19.0%)
   1,000,000    Alexandria, MN, Independent SD #206, GO
                  Bonds, Series A, 5.38%, 2/1/13                1,046,370
     375,000    Brooklyn Park, MN, GO Bonds, 10.00%,
                  7/1/98                                          377,006
   2,000,000    Commonwealth of Puerto Rico GO Bonds,
                  MBIA insured, 6.25%, 7/1/11                   2,322,780
     255,000    Coon Rapids, MN, GO Bonds, Special
                  Assessment, Series B, 5.80%, 2/1/04             271,572
   2,325,000    Dakota County, MN, GO Bonds, Series B,
                  AMBAC insured, 6.00%, 2/1/02                  2,397,168
     400,000    Dakota County, MN, GO Bonds, Series B,
                  AMBAC insured, 6.20%, 2/1/04                    413,696
   1,020,000    Farmington, MN, Independent SD #192, GO
                  Bonds, Series B, FSA insured, 0.00%
                  (4.85% effective yield), 2/1/09                 623,220
   1,175,000    Farmington, MN, Independent SD #192, GO
                  Bonds, Series B, FSA insured, 0.00%
                  (4.93% effective yield), 2/1/10                 677,764
   1,240,000    Farmington, MN, Independent SD #192, GO
                  Bonds, Series B, FSA insured, 0.00%
                  (5.08% effective yield), 2/1/12                 633,752
   1,100,000    Maple Grove, MN, GO Bonds, Series A,
                  5.20%, 2/1/17                                 1,111,396
   3,250,000    Metropolitan Council, MN, Go Bonds,
                  Minneapolis-St Paul Metropolitan Area,
                  Series A, 6.00%, 12/1/02                      3,452,995
   2,815,000    Minneapolis, MN, GO Bonds, Sales Tax
                  Revenue, 6.05%, 4/1/04                        3,049,855
   1,010,000    Minneapolis, MN, Special SD #1, UTGO
                  Bonds, 5.75%, 2/1/09                          1,068,701
   1,750,000    Minneapolis, MN, GO Bonds, Sports Arena
                  Project, 5.13%, 10/1/20                       1,757,263
   1,000,000    Minneapolis, MN, GO Bonds, Sports Arena
                  Project, 5.20%, 10/1/24                       1,012,220
   1,500,000    Minnesota State GO Bonds, 5.25%, 8/1/15         1,534,050
   1,580,000    Minnetonka, MN, Independent SD #276, GO
                  Bonds, Series A, 6.10%, 2/1/02                1,688,277

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
GENERAL OBLIGATION (continued)

   1,400,000    Minnetonka, MN, Independent SD #276, GO
                  Bonds, Series B, 5.65%, 2/1/10          $     1,517,502
     250,000    Puerto Rico Commonwealth GO Bonds,
                  6.70%, 7/1/98                                   250,568
   1,000,000    Ramsey County, MN, GO Bonds, Capital
                  Improvements, Series A, 6.25%, 2/1/06         1,124,830
   2,000,000    Rosemount, MN, Independent SD #196, GO
                  Bonds, Capital Appreciation, Series A,
                  0.00% (5.50% effective yield), 4/1/09         1,212,620
   3,000,000    Rosemount, MN, Independent SD #196, GO
                  Bonds, Capital Appreciation, Series A,
                  0.00% (5.55% effective yield), 4/1/10         1,716,900
   2,000,000    Rosemount, MN, Independent SD #196, GO
                  Bonds, Capital Appreciation, Series A,
                  0.00% (5.60% effective yield), 4/1/11         1,078,300
   1,490,000    Shakopee, MN, GO Bonds, Independent SD
                  #270, 4.63%, 2/1/17                           1,413,921
   2,000,000    St. Cloud, MN, GO Bonds, Inverse
                  Floaters, 8.60% V/R, 8/1/13                   2,237,500
   1,050,000    St. Paul, MN, Independent SD #625, GO
                  Bonds, Series B, 5.70%, 2/1/09                1,122,481
     580,000    St. Paul, MN, Independent SD #625, GO
                  Bonds, Series B, 5.80%, 2/1/11                  619,010
     235,000    Waconia, MN, GO Bonds, 6.00%, 6/1/06              250,047
   1,000,000    Wayzata, MN, Independent SD #284, GO
                  Bonds, Series B, 5.85%, 2/1/10                1,068,910
   1,000,000    West St. Paul, MN, ISD #197, GO Bonds,
                  FSA insured, 4.75%, 2/1/12                      992,890
     545,000    West St. Paul, MN, ISD #197, GO Bonds,
                  FSA insured, 4.80%, 2/1/13                      541,223
     825,000    West St. Paul, MN, Independent SD #197,
                  GO Bonds, Capital Appreciation School
                  Building Project, MBIA insured, 0.00%
                  (5.40% effective yield), 2/1/04                 647,394
     225,000    Wright County, MN, GO Bonds, Series B,
                  5.80%, 2/1/04                                   239,917
                                                          ---------------
                                                               39,472,098
                                                          ---------------
HEALTH CARE REVENUE (13.3%)
   2,195,000    Breckenridge, MN, Health Facilities RV,
                  Catholic Health Corp., MBIA insured,
                  5.00%, 11/15/05                               2,289,297
   1,190,000    Detroit Lakes, MN, Health Care
                  Facilities RV, Benedictine Health
                  Systems, St. Mary, Series G, Connie
                  Lee insured, 6.00%, 2/15/12                   1,286,866
     635,000    Duluth, MN, EDA, Health Care Facilities
                  RV, Benedictine Health System, St.
                  Mary, Series A, MBIA insured, 5.55%,
                  2/15/04                                         674,770
     690,000    Duluth, MN, EDA, Health Care Facilities
                  RV, Benedictine Health System, St.
                  Mary, Series A, MBIA insured, 5.65%,
                  2/15/05                                         737,527
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
HEALTH CARE REVENUE (continued)

     465,000    Duluth, MN, EDA, Health Care Facilities
                  RV, Benedictine Health System, St.
                  Mary, Series A, MBIA insured, 5.75%,
                  2/15/06                                 $       497,550
     425,000    Duluth, MN, EDA, Hospital Facilities RV,
                  St. Luke's Hospital of Duluth, Series
                  B, Connie Lee insured, 6.10%, 5/1/00            441,154
     450,000    Duluth, MN, EDA, Hospital Facilities RV,
                  St. Luke's Hospital of Duluth, Series
                  B, Connie Lee insured, 6.20%, 5/1/01            475,376
     500,000    Duluth, MN, EDA, Hospital Facilities RV,
                  St. Luke's Hospital of Duluth, Series
                  B, Connie Lee insured, 6.45%, 5/1/05            544,020
     500,000    Duluth, MN, EDA, Hospital Facilities RV,
                  St. Luke's Hospital of Duluth, Series
                  B, Connie Lee insured, 6.40%, 5/1/18            543,130
     315,000    Edina, MN, Hospital System RV, Fairview
                  Hospital, Series A, 7.00%, 7/1/99               325,452
   1,000,000    Fergus Falls, MN, Health Care Facilities
                  RV, Lake Region Hospital Corp.
                  Project, Series A, 6.50%, 9/1/18              1,073,800
     700,000    Glencoe, MN, Hospital RV, 6.63%, 4/1/11           738,346
   1,700,000    Mankato, MN, Hospital Facilities RV, 1st
                  Mortgage-Immanuel St. Joseph's
                  Project, Series A, 6.30%, 8/1/22              1,867,570
     365,000    Mankato, MN, Hospital Facilities RV, 1st
                  Mortgage-Immanuel St. Joseph's
                  Project, Series C, 6.10%, 8/1/05                392,809
     450,000    Mankato, MN, Hospital Facilities RV, 1st
                  Mortgage-Immanuel St. Joseph's
                  Project, Series C, 6.15%, 8/1/06                483,525
     805,000    Minneapolis & St. Paul, MN, Housing &
                  Redevelopment Authority Health Care
                  System, HealthOne Obligated Group
                  Project, Series A, MBIA insured,
                  7.40%, 8/15/11                                  872,572
     550,000    Minneapolis & St. Paul, MN, Housing &
                  Redevelopment Authority Health Care
                  System, HealthOne Obligated Group
                  Project, Series A, MBIA insured,
                  7.38%, 8/15/02                                  598,021
   2,500,000    Minnesota Agriculture & Economic
                  Development Board, Health Care RV,
                  Fairview Hospital, Series A, MBIA
                  insured, 5.50%, 11/15/17                      2,605,775
   2,000,000    Minnesota Agriculture & Economic
                  Development Board, Health Care RV,
                  Fairview Hospital, Series A, MBIA
                  insured, 5.75%, 11/15/26                      2,122,440
     505,000    Monticello-Big Lake, MN, Community
                  Hospital District, Health Care RV,
                  Series A, 5.20%, 12/1/09                        507,868
     500,000    Monticello-Big Lake, MN, Community
                  Hospital District, Health Care RV,
                  Series A, 5.30%, 12/1/10                        503,855

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
HEALTH CARE REVENUE (continued)

     725,000    Monticello-Big Lake, MN, Community
                  Hospital District, Health Care RV,
                  Series A, 5.40%, 12/1/11                $       730,807
   1,385,000    Rochester, MN, Health Care Facilities
                  RV, Mayo Foundation/ Mayo Medical
                  Center, Series I, 5.80%, 11/15/07             1,530,329
     965,000    Rochester, MN, Health Care Facilities
                  RV, Mayo Foundation/ Mayo Medical
                  Center, Series I, 5.88%, 11/15/08             1,076,863
   1,650,000    Rochester, MN, Health Care Facilities
                  RV, Mayo Foundation/ Mayo Medical
                  Center, Series I, 5.90%, 11/15/09             1,852,686
   2,000,000    Rochester, MN, Health Care Facilities
                  RV, Mayo Foundation/ Mayo Medical
                  Center, Series I, 5.90%, 11/15/10             2,249,540
     500,000    St. Louis Park, MN, Hospital RV,
                  Methodist Hospital, Series A, AMBAC
                  insured, 7.00%, 7/1/00                          529,750
                                                          ---------------
                                                               27,551,698
                                                          ---------------
INDUSTRIAL DEVELOPMENT REVENUE (2.4%)
     110,000    Becker, MN, PCR Bonds, Northern States
                  Power Co. Project, 7.25%, 12/1/05               110,324
     100,000    Fergus Falls, MN, PCR Bonds, Otter Tail
                  Power Co. Project, 5.63%, 7/1/98                100,148
   1,050,000    Red Wing, MN, PCR Bonds, Northern States
                  Power Co., MBIA-IBC insured, 5.70%,
                  5/1/03                                        1,058,159
   2,100,000    Seaway Port Authority Duluth, MN,
                  Industrial Development Dock & Wharf
                  RV, Series B, 6.80%, 5/1/12(b)                2,316,258
     615,000    St. Louis Park, MN, Commercial
                  Development RV, G & N LP Project,
                  7.00%, 6/1/06                                   647,490
     750,000    St. Paul, MN, HRA, Distribution Cooling
                  RV, Series J, Credit Local de France,
                  LOC, 5.13%, 3/1/12                              757,980
                                                          ---------------
                                                                4,990,359
                                                          ---------------
LEASING REVENUE (4.8%)
     165,000    Eden Prairie, MN, Housing &
                  Redevelopment Authority, Leasing RV,
                  Community Center Project, Series A,
                  6.15%, 8/1/08                                   174,179
   2,185,000    Hennepin County, MN, COP, 5.38%,
                  11/15/10                                      2,315,008
     150,000    Hennepin County, MN, COP, Series A,
                  5.85%, 11/15/99                                 154,349
     260,000    Hennepin County, MN, COP, Series A,
                  6.15%, 5/15/02                                  277,680
     310,000    Hennepin County, MN, COP, Series A,
                  6.25%, 11/15/03                                 332,072
     300,000    Hennepin County, MN, COP, Series A,
                  6.45%, 11/15/05                                 323,280
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
LEASING REVENUE (continued)

     135,000    Hennepin County, MN, COP, Series A,
                  6.45%, 5/15/05                          $       145,476
     145,000    Hennepin County, MN, COP, Series A,
                  6.55%, 5/15/06                                  156,716
   1,000,000    Minneapolis, MN, Special SD, COP, 5.60%,
                  2/1/02                                        1,021,590
     400,000    Minneapolis, MN, Special SD, COP, 5.80%,
                  2/1/04                                          408,936
   1,000,000    Saint Cloud, MN, Law Enforcement Center
                  RV, 6.20%, 2/1/05                             1,056,720
     185,000    Savage, MN, EDA, Lease RV, 5.30%, 2/1/12          187,945
     195,000    Savage, MN, EDA, Lease RV, 5.35%, 2/1/13          197,923
     170,000    St. Paul, MN, Independent SD #625, COP,
                  Series B, 5.70%, 2/1/02                         178,524
     195,000    St. Paul, MN, Independent SD #625, COP,
                  Series B, 5.90%, 2/1/04                         207,710
     215,000    St. Paul, MN, Independent SD #625, COP,
                  Series B, 6.10%, 2/1/06                         229,147
     230,000    St. Paul, MN, Independent SD #625, COP,
                  Series B, 6.20%, 2/1/07                         246,093
     245,000    St. Paul, MN, Independent SD #625, COP,
                  Series B, 6.25%, 2/1/08                         264,580
     260,000    St. Paul, MN, Independent SD #625, COP,
                  Series B, 6.30%, 2/1/09                         280,184
     380,000    Washington County, MN, Housing &
                  Redevelopment Authority, Lease RV,
                  Independent SD #833, South Washington,
                  6.75%, 12/1/03                                  420,303
     410,000    Washington County, MN, Housing &
                  Redevelopment Authority, Lease RV,
                  Independent SD #833, South Washington,
                  6.90%, 12/1/04                                  455,777
     435,000    Washington County, MN, Housing &
                  Redevelopment Authority, Lease RV,
                  Independent SD #833, South Washington,
                  7.00%, 12/1/05                                  485,186
     465,000    Washington County, MN, Housing &
                  Redevelopment Authority, Lease RV,
                  Independent SD #833, South Washington,
                  7.00%, 12/1/06                                  518,647
                                                          ---------------
                                                               10,038,025
                                                          ---------------
MULTI-FAMILY HOUSING REVENUE (3.1%)
   1,120,000    Edina, MN, MFHR Bonds, Edina Park Place
                  Project, Series A, FHA insured, 7.50%,
                  12/1/09                                       1,169,302
      20,000    Minneapolis, MN, Community Development
                  Agency & St. Paul Housing &
                  Redevelopment Authority RV, Joint
                  Housing Program, 9.50%, 12/1/00                  20,105
   1,225,000    Minneapolis, MN, MFHR Bonds, Churchill
                  Project, FHA insured, 6.95%, 10/1/05          1,309,292
     855,000    Minnesota State Housing Finance Agency,
                  Housing Development RV, 6.25%, 2/1/20           865,448

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
MULTI-FAMILY HOUSING REVENUE (continued)

     915,000    Minnesota State Housing Finance Agency,
                  MFHR Bonds, 6.38%, 2/1/20               $       926,511
     680,000    Minnesota State Housing Finance Agency,
                  Rental Housing RV, Series D, MBIA
                  insured, 5.90%, 8/1/15                          710,899
     150,000    St. Anthony, MN, MFHR Bonds, Autumn
                  Woods Project, Asset Guaranty
                  Insurance Co., LOC, 6.00%, 7/1/99               153,096
     160,000    St. Anthony, MN, MFHR Bonds, Autumn
                  Woods Project, Asset Guaranty
                  Insurance Co., LOC, 6.10%, 7/1/00               166,402
     170,000    St. Anthony, MN, MFHR Bonds, Autumn
                  Woods Project, Asset Guaranty
                  Insurance Co., LOC, 6.25%, 7/1/01               179,586
     180,000    St. Anthony, MN, MFHR Bonds, Autumn
                  Woods Project, Asset Guaranty
                  Insurance Co., LOC, 6.40%, 7/1/02               192,773
     190,000    St. Anthony, MN, MFHR Bonds, Autumn
                  Woods Project, Asset Guaranty
                  Insurance Co., LOC, 6.50%, 7/1/03               206,025
     175,000    St. Anthony, MN, MFHR Bonds, Autumn
                  Woods Project, Asset Guaranty
                  Insurance Co., LOC, 6.60%, 7/1/04               190,328
     250,000    St. Paul, MN, Housing & Redevelopment
                  Authority RV, Amherst H. Wilder
                  Foundation, 6.20%, 6/1/98                       250,028
      50,000    St. Paul, MN, Housing & Redevelopment
                  Authority RV, Amherst H. Wilder
                  Foundation, 6.50%, 6/1/01                        50,618
                                                          ---------------
                                                                6,390,413
                                                          ---------------
NURSING HOME REVENUE (1.8%)
     500,000    Minneapolis, MN, Health Care Facilities
                  RV, Ebenezer Society Project, Series
                  A, 7.20%, 7/1/23                                526,245
     250,000    Moorhead, MN, Economic Development
                  Authority, MFHR Bonds, Eventide
                  Project, Series A, 8.00%, 9/1/11                275,615
     500,000    Pine River, MN, Health Facilities RV,
                  Evan Lutheran Good Samaritan Project,
                  6.40%, 8/1/15                                   550,285
      95,000    Spring Park, MN, Health Care Facilities
                  RV, Twin Birch Health Care Center
                  Project, 7.50%, 8/1/98                           95,499
     105,000    Spring Park, MN, Health Care Facilities
                  RV, Twin Birch Health Care Center
                  Project, 7.75%, 8/1/99                          108,902
     115,000    Spring Park, MN, Health Care Facilities
                  RV, Twin Birch Health Care Center
                  Project, 8.00%, 8/1/00                          122,836
     125,000    Spring Park, MN, Health Care Facilities
                  RV, Twin Birch Health Care Center
                  Project, 8.00%, 8/1/01                          136,590
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
NURSING HOME REVENUE (continued)

     135,000    Spring Park, MN, Health Care Facilities
                  RV, Twin Birch Health Care Center
                  Project, 8.10%, 8/1/02                  $       149,800
     145,000    Spring Park, MN, Health Care Facilities
                  RV, Twin Birch Health Care Center
                  Project, 8.10%, 8/1/03                          160,580
   1,500,000    White Bear Lake, MN, First Mortgage
                  Nursing Home RV, White Bear Lake Care
                  Center, 8.25%, 11/1/12                        1,684,080
                                                          ---------------
                                                                3,810,432
                                                          ---------------
OTHER REVENUE (5.6%)
     750,000    Anoka County, MN, Resource Recovery RV,
                  Northern State Power Co., 7.00%,
                  12/1/03                                         794,985
     285,000    Duluth, MN, Gross RV, Spirit Mountain
                  Recreation Area, 6.00%, 2/1/00                  291,760
     300,000    Duluth, MN, Gross RV, Spirit Mountain
                  Recreation Area, 6.15%, 2/1/01                  310,011
     300,000    Duluth, MN, Gross RV, Spirit Mountain
                  Recreation Area, 6.30%, 2/1/02                  310,203
     400,000    Duluth, MN, Gross RV, Spirit Mountain
                  Recreation Area, 6.50%, 2/1/04                  414,876
     425,000    Duluth, MN, Gross RV, Spirit Mountain
                  Recreation Area, 6.60%, 2/1/05                  441,703
     455,000    Duluth, MN, Gross RV, Spirit Mountain
                  Recreation Area, 6.70%, 2/1/06                  473,118
   3,245,000    Minneapolis, MN, Temporary Package Ramp,
                  Transportation RV, Series A, 4.75%,
                  6/1/00                                        3,249,738
   1,445,000    Minnesota Iron Range Resources &
                  Rehabilitation Gross RV, Giants Ridge
                  Recreational Area, 7.25%, 10/1/11             1,514,591
      36,245    Minnesota Tax Exempt Mortgage Trust,
                  Series C, 6.78% V/R, 9/1/10                      36,010
     180,000    St. Cloud, MN, COP, 5.20%, 12/1/05                183,697
     185,000    St. Cloud, MN, COP, 5.30%, 12/1/06                188,785
     100,000    St. Cloud, MN, COP, 5.38%, 12/1/07                102,197
   2,620,000    St. Paul, MN, Housing & Redevelopment
                  Authority, Distribution Cooling RV,
                  Series C, 8.00%, 3/1/12                       2,872,856
     400,000    St. Paul, MN, Housing & Redevelopment
                  Authority, Heating RV, Cogeneration
                  Facilities Project, 8.30%, 11/1/04              418,840
                                                          ---------------
                                                               11,603,370
                                                          ---------------
SINGLE FAMILY HOUSING REVENUE (2.3%)
     835,000    Coon Rapids, MN, SFM RV, 6.15%, 9/1/09            878,462
     140,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series B, 6.60%, 7/1/98                 140,403
      90,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series B, 6.80%, 7/1/99                  90,271
      70,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series B, 7.00%, 7/1/01                  70,223
     645,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series A, 5.95%, 1/1/17                 681,823

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
SINGLE FAMILY HOUSING REVENUE (continued)

     160,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series B, FHA/VA/Private
                  Mortgages, LOC, 7.05%, 1/1/02           $       166,254
     175,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series B, FHA/VA/Private
                  Mortgages, LOC, 7.05%, 7/1/02                   181,983
      95,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series B, FHA/VA/Private
                  Mortgages, LOC, 7.30%, 7/1/10                    98,824
     130,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series C, 6.90%, 7/1/00                 130,400
     185,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series C, 7.00%, 7/1/01                 185,590
     190,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series D2, remarketed 3/24/93,
                  5.60%, 1/1/06                                   199,954
     300,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series E, FHA/VA Mortgages,
                  LOC, 7.30%, 8/1/99                              306,945
     100,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series E, FHA/VA Mortgages,
                  LOC, 7.40%, 2/1/00                              102,908
     100,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series E, FHA/VA Mortgages,
                  LOC, 7.50%, 2/1/01                              103,168
     300,000    Minnesota State Housing Finance Agency,
                  SFM RV, Series G, 6.45%, 1/1/05                 314,418
     675,000    St. Paul, MN, Housing & Redevelopment
                  Authority, SFM RV, FNMA Mortgage
                  Backed Securities Program, FNMA
                  insured, 6.25%, 9/1/14, mandatory
                  redemption 3/1/07 @ 100                         715,993
     395,000    Vadnais Heights, MN, SFM RV, 5.25%,
                  11/1/02                                         408,106
                                                          ---------------
                                                                4,775,725
                                                          ---------------
TAX INCREMENTAL REVENUE (5.0%)
   2,000,000    Bloomington, MN, Port Authority Special
                  Tax RV, Mall of America Project,
                  Series A, FSA insured, 5.35%, 2/1/13          2,047,040
   2,000,000    Bloomington, MN, Port Authority Tax RV,
                  Mall of America Project, Series A, FSA
                  insured, 5.25%, 2/1/03                        2,086,400
   2,000,000    Bloomington, MN, Port Authority Tax RV,
                  Mall of America Project, Series A, FSA
                  insured, 5.45%, 2/1/09                        2,046,300
   5,500,000    Minneapolis, MN, Community Development
                  Agency, Tax Increment RV, Capital
                  Appreciation, MBIA insured, 0.00%
                  (5.00% effective yield), 9/1/04               4,209,700
                                                          ---------------
                                                               10,389,440
                                                          ---------------

TOTAL MUNICIPAL BONDS (COST $193,310,262)                     204,587,224
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
            MINNESOTA INTERMEDIATE TAX-FREE FUND (continued)
- -----------------------------------------------------------------
SHORT TERM HOLDINGS (1.6%)
      83,846    Municipal Money Market Fund               $        83,846
     800,000    Cottage Grove, MN, Environmental Control
                  RV, Minnesota Mining & Manufacturing,
                  LOC, 4.70% V/R, 8/1/12(c)                       800,000
     100,000    Duluth, MN, EDA, Health Care Facilities
                  RV, Miller Dwan Medical Center
                  Project, Credit Local de France, LOC,
                  4.00% V/R, 6/1/19(c)                            100,000
   1,000,000    Moorhead, MN, IDR Bonds, SuperValu Store
                  Project, Wachovia Bank, LOC, 3.70%
                  V/R, 11/1/09(c)                               1,000,000
     300,000    Robbinsdale, MN, IDR Bonds, Unicare
                  Homes, Inc. Project, Banque Paribas,
                  LOC, 4.05% V/R, 10/1/14(c)                      300,000
   1,000,000    St. Louis Park, MN, IDR Bonds, Unicare
                  Homes, Inc. Project, Banque Paribas
                  LOC, 3.90% V/R, 8/1/14(c)                     1,000,000
                                                          ---------------
                                                                3,283,846
                                                          ---------------

TOTAL SHORT TERM HOLDINGS (COST $3,283,846)                     3,283,846
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $196,594,108)            $   207,871,070
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                         MINNESOTA TAX-FREE FUND
- -----------------------------------------------------------------
MUNICIPAL BONDS (98.7%)
CERTIFICATES OF PARTICIPATION & LEASE REVENUE (0.9%)
     205,000    Savage, MN, EDA RV, Lease Revenue,
                  5.40%, 2/1/14                           $       208,067
     220,000    Savage, MN, EDA RV, Lease Revenue,
                  5.45%, 2/1/15                                   223,557
     210,000    Savage, MN, EDA RV, Lease Revenue,
                  5.50%, 2/1/16                                   213,555
                                                          ---------------
                                                                  645,179
                                                          ---------------
EDUCATION FACILITIES REVENUE (12.2%)
   1,470,000    Hopkins, MN, Educational Facilities RV,
                  Blake School Project, 5.50%, 9/1/24           1,500,855
     500,000    Minnesota HEFA RV, College of St.
                  Benedict, Series 3-W, 6.00%, 3/1/07             534,350
     500,000    Minnesota HEFA RV, University of St.
                  Thomas, Series 4-M, 5.35%, 4/1/17               509,480
   2,250,000    Minnesota State HEFA RV, St. Johns
                  University, Series Four L, 5.40%,
                  10/1/22                                       2,296,147
   3,500,000    University of Minnesota, Educational
                  Facilities RV, Series A, 5.50%, 7/1/21        3,742,900
                                                          ---------------
                                                                8,583,732
                                                          ---------------
GENERAL OBLIGATION--POLITICAL SUBDIVISION (5.5%)
     100,000    Bloomington, MN, Tax Increment GO Bonds,
                  9.70%, 2/1/04                                   127,117
     210,000    Bloomington, MN, Tax Increment GO Bonds,
                  9.75%, 2/1/07                                   275,753

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
GENERAL OBLIGATION--POLITICAL SUBDIVISION (continued)

   2,650,000    Minneapolis, MN, GO Bonds, Sports Arena
                  Project, 5.20%, 10/1/24                 $     2,682,383
     500,000    St. Cloud, MN, GO Bonds, Judgment
                  Funding, Series A, FGIC insured,
                  5.00%, 12/1/24                                  492,205
     245,000    Waconia, MN, GO Bonds, 6.00%, 6/1/07              260,124
                                                          ---------------
                                                                3,837,582
                                                          ---------------
GENERAL OBLIGATION--SCHOOL DISTRICTS (18.9%)
     500,000    Chaska, MN, Independent SD #112, GO
                  Bonds, SCEP, Series B, 6.00%, 2/1/13            553,295
   3,500,000    Farmington, MN, Independent SD #192, GO
                  Bonds, Series A, FSA insured, 5.20%,
                  2/1/23                                        3,514,945
   1,445,000    Farmington, MN, Independent SD #192, GO
                  Bonds, Series B, FSA insured, 0.00%
                  (5.03% effective yield), 2/1/11                 785,343
   1,500,000    Kenyon Wanamingo, MN, Independent SD
                  #2172, GO Bonds, 5.00%, 2/1/22                1,495,770
   1,650,000    Minnetonka, MN, Independent SD #276, GO
                  Bonds, State Credit Enhancement
                  Program, Series B, 5.75%, 2/1/22              1,746,459
   1,000,000    Shakopee, MN, GO Bonds, Independent SD
                  #270, 4.63%, 2/1/17                             948,940
   1,000,000    St. Michael, MN, Independent SD #885, GO
                  Bonds, 5.00%, 2/1/21                            990,560
   2,200,000    Wayzata, MN, Independent SD #284, GO
                  Bonds, Series A, 5.35%, 2/1/15                2,269,102
   1,000,000    West St. Paul, MN, Independent SD #197,
                  GO Bonds, FSA insured, 4.80%, 2/1/13            993,070
                                                          ---------------
                                                               13,297,484
                                                          ---------------
GENERAL OBLIGATION--STATES, TERRITORIES (2.2%)
   1,500,000    Minnesota State, GO Bonds, 5.25%, 8/1/15        1,534,050
                                                          ---------------
HEALTH CARE REVENUE (27.5%)
     200,000    Bemidji, MN, Hospital Facilities,
                  Healthcare First Mortgage RV, North
                  Country Health Services Project,
                  Series 1991 A, 7.00%, 9/1/11, P/R
                  9/1/01 @ 102                                    221,352
   2,435,000    Bemidji, MN, Hospital Facilities,
                  Healthcare First Mortgage RV, North
                  Country Health Services Project,
                  5.63%, 9/1/21                                 2,494,828
   1,000,000    Brainerd, MN, Health Care Facilities RV,
                  Benedictine Health- St. Joseph's
                  Health Center, Series 1993 E, Connie
                  Lee insured, 6.00%, 2/15/20                   1,067,850
   2,170,000    Burnsville, MN, Hospital System RV,
                  Fairview Community Hospitals, 0.00%
                  (5.87% effective yield), 5/1/12               1,003,495
     500,000    Duluth, MN, EDA, Hospital Facilities RV,
                  St. Luke's Hospital of Duluth, Series
                  B, Connie Lee insured, 6.40%, 5/1/18            543,130
     500,000    Glencoe, MN, Health Care RV, 6.40%,
                  12/1/15                                         515,545
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
HEALTH CARE REVENUE (continued)

     690,000    Glencoe, MN, Hospital RV, 6.63%, 4/1/11   $       727,798
   1,000,000    Hibbing, MN, Health Care Facilities RV,
                  Duluth Clinic Ltd., FSA insured,
                  5.50%, 11/1/16                                1,034,440
     780,000    Mankato, MN, Hospital Facilities RV, 1st
                  Mortgage-Immanuel St. Joseph's
                  Project, Series A, 6.30%, 8/1/22                856,885
   1,000,000    Minneapolis & St. Paul, MN, Housing &
                  Redevelopment Authority Health Care
                  System, Childrens Health Care RV,
                  Series A, FSA insured, 5.70%, 8/15/16         1,051,530
     500,000    Minneapolis & St. Paul, MN, Housing &
                  Redevelopment Authority Health Care
                  System, Group Health Plan, Inc.
                  Project, 6.75%, 12/1/13                         548,225
     600,000    Minneapolis & St. Paul, MN, Housing &
                  Redevelopment Authority Health Care
                  System, HealthOne Obligated Group
                  Project, Series A, MBIA insured,
                  7.40%, 8/15/11                                  650,364
   2,500,000    Minnesota Agriculture & Economic
                  Development Board, Health Care RV,
                  Fairview Hospital, Series A, MBIA
                  insured, 5.50%, 11/15/17                      2,605,775
   3,800,000    Minnesota Agriculture & Economic
                  Development Board, Health Care RV,
                  Fairview Hospital, Series A, MBIA
                  insured, 5.75%, 11/15/26                      4,032,636
     825,000    Monticello-Big Lake, MN, Community
                  Hospital District Gross Revenue,
                  Health Care RV, Series A, 5.45%,
                  12/1/12                                         831,872
     115,000    Red Wing, MN, Health Care Facilities RV,
                  River Region Obligated Group, Series
                  1993 B, 6.35%, 9/1/07                           124,000
   1,000,000    Rochester, MN, Health Care Facilities
                  RV, Mayo Medical Center, Series F,
                  6.25%, 11/15/21                               1,085,130
                                                          ---------------
                                                               19,394,855
                                                          ---------------
INDUSTRIAL DEVELOPMENT REVENUE (1.8%)
     750,000    Minnesota Agriculture & Economic
                  Development Board, Industrial
                  Development RV, Evangelical Lutheran,
                  AMBAC insured, 5.15%, 12/1/22                   743,812
     500,000    St. Paul, MN, HRA, Distribution Cooling
                  RV, Series J, Credit Local de France,
                  LOC, 5.35%, 3/1/18                              503,210
                                                          ---------------
                                                                1,247,022
                                                          ---------------
MULTI-FAMILY HOUSING REVENUE (3.8%)
     585,000    Minnesota State, HFA, Housing
                  Development RV, 6.25%, 2/1/20                   592,148
     550,000    Minnesota State, HFA, Housing
                  Development RV, Series A, 6.85%,
                  2/1/07                                          589,182

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
MULTI-FAMILY HOUSING REVENUE (continued)

     545,000    Minnesota State, HFA, MFHR Bonds, 6.38%,
                  2/1/20                                  $       551,856
     490,000    Minnesota State, HFA, Rental Housing RV,
                  Series B, 6.25%, 8/1/22                         495,870
     430,000    Minnesota State, HFA, Rental Housing RV,
                  Series D, MBIA insured, 5.90%, 8/1/15           449,539
                                                          ---------------
                                                                2,678,595
                                                          ---------------
NURSING HOME REVENUE (2.7%)
     500,000    Minneapolis, MN, Health Care Facilities
                  RV, Ebenezer Society Project, Series
                  A, 7.20%, 7/1/23                                526,245
     750,000    Moorhead, MN, Economic Develoment
                  Authority, MFHR Bonds, Eventide
                  Project, Series A, 8.00%, 9/1/11                826,845
     500,000    Waconia, MN, Housing & Redevelopment
                  Authority RV, The Evangelical Lutheran
                  Project, Series A, 5.85%, 6/1/06                532,035
                                                          ---------------
                                                                1,885,125
                                                          ---------------
POWER REVENUE (7.9%)
   1,000,000    Northern Minnesota Municipal Power
                  Agency, Electric System RV, FSA
                  insured, 5.25%, 1/1/17                        1,012,960
   1,135,000    Northern Minnesota Municipal Power
                  Agency, Electric System RV, Series B,
                  AMBAC insured, 5.50%, 1/1/18                  1,165,827
   1,000,000    Puerto Rico, Electric Power Authority
                  RV, Series X, 5.50%, 7/1/25                   1,015,180
   6,665,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV, Series
                  A, MBIA insured, 0.00% (5.20%
                  effective yield), 1/1/24                      1,811,614
     380,000    Southern Minnesota Municipal Power
                  Agency, Power Supply System RV, Series
                  B, AMBAC insured, 5.00%, 1/1/18                 370,257
     200,000    Western Minnesota Municipal Power
                  Agency, Power Supply RV, Series A,
                  5.50%, 1/1/15                                   200,090
                                                          ---------------
                                                                5,575,928
                                                          ---------------
SINGLE FAMILY HOUSING REVENUE (5.2%)
     550,000    Minnesota State, HFA, SFM RV, Series A,
                  5.95%, 1/1/17                                   581,400
     930,000    Minnesota State, HFA, SFM RV, Series Q,
                  6.25% V/R, 7/1/14                               969,004
     945,000    Minnesota State, HFA, SFM RV, remarketed
                  8/12/92, 6.25%, 1/1/15                          990,587
     655,000    St. Paul, MN, Housing & Redevelopment
                  Authority, SFM RV, FNMA Mortgage
                  Backed Securities Program, FNMA
                  insured, mandatory extraordinary
                  redemption @ 100, 3/1/07, 6.25%,
                  9/1/14                                          694,778
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS (continued)
SINGLE FAMILY HOUSING REVENUE (continued)

     395,000    Vadnais Heights, MN, SFM RV, 6.00%,
                  11/1/09                                 $       417,056
                                                          ---------------
                                                                3,652,825
                                                          ---------------
SPORTS FACILITIES REVENUE (3.4%)
     250,000    Duluth, MN, Gross RV, Spirit Mountain
                  Recreation Area, Series 1992, 6.40%,
                  2/1/03                                          258,900
     460,000    Eagan, MN, Ice Arena Gross RV, Series B,
                  5.50%, 4/1/19                                   462,433
     960,000    Minnesota Iron Range Resources &
                  Rehabilitation Gross RV, Giants Ridge
                  Recreational Area, 7.25%, 10/1/11             1,006,234
     115,000    St. Cloud, MN, COP, 5.40%, 12/1/08                117,345
     120,000    St. Cloud, MN, COP, 5.50%, 12/1/09                122,812
     400,000    St. Cloud, MN, COP, 5.90%, 12/1/17                407,048
                                                          ---------------
                                                                2,374,772
                                                          ---------------
TRANSPORTATION REVENUE (2.0%)
   1,500,000    Puerto Rico Commonwealth Highway &
                  Transportation Authority RV, Series A,
                  4.75%, 7/1/38                                 1,410,660
                                                          ---------------
WATER & SEWER REVENUE (4.7%)
   1,000,000    Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series A, 7.00%,
                  3/1/05                                        1,157,390
   1,000,000    Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series A, 6.50%,
                  3/1/14                                        1,100,661
   1,000,000    Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series B, 5.40%,
                  3/1/16                                        1,028,741
                                                          ---------------
                                                                3,286,792
                                                          ---------------

TOTAL MUNICIPAL BONDS (COST $66,153,376)                       69,404,601
                                                          ---------------
SHORT-TERM HOLDINGS (1.3%)
     224,920    Municipal Money Market Fund                       224,920
     300,000    Cottage Grove, MN, Environmental Control
                  RV, Minnesota, Mining & Manufacturing,
                  LOC, 4.17% V/R, 8/1/12                          300,000
     200,000    Golden Valley, MN, Idustrial Development
                  RV, Unicare Homes Project, Banque
                  Paribas, LOC, 4.05% V/R, 9/1/14                 200,000
     200,000    St. Louis Park, MN, Industrial
                  Development RV, Unicare Homes, Inc.
                  Project, Banque Paribas LOC, 3.90%
                  V/R, 8/1/14                                     200,000
                                                          ---------------

TOTAL SHORT-TERM HOLDINGS (COST $924,920)                         924,920
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $67,078,296)             $    70,329,521
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                          STRATEGIC INCOME FUND
- -----------------------------------------------------------------
         N/A    Stable Income Portfolio of Core Trust
                  (Delaware)(e)                           $    35,369,123

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    STRATEGIC INCOME FUND (continued)
- -----------------------------------------------------------------
         N/A    Managed Fixed Income Portfolio of Core
                  Trust (Delaware)(e)                     $    61,071,873
         N/A    Positive Return Bond Portfolio of Core
                  Trust (Delaware)(e)                          40,754,414
         N/A    Strategic Value Bond Portfolio of Core
                  Trust (Delaware)(e)                          20,386,417
         N/A    Index Portfolio of Core Trust
                  (Delaware)(e)                                13,694,309
         N/A    Income Equity Portfolio of Core Trust
                  (Delaware)(e)                                13,821,634
         N/A    Disciplined Growth Portfolio of Core
                  Trust (Delaware)(e)                           2,748,391
         N/A    Large Company Growth Portfolio of Core
                  Trust (Delaware)(e)                          10,897,035
         N/A    Small Cap Index Portfolio of Core Trust
                  (Delaware)(e)                                 1,015,048
         N/A    Small Company Stock Portfolio of Core
                  Trust (Delaware)(e)                             799,430
         N/A    Small Cap Value Portfolio of Core Trust
                  (Delaware)(e)                                   814,870
         N/A    Small Company Value Portfolio of Core
                  Trust (Delaware)(e)                           1,230,372
         N/A    Small Company Growth Portfolio of Core
                  Trust (Delaware)(e)                           1,196,677
         N/A    International Portfolio of Core Trust
                  (Delaware)(e)                                 8,127,358
         N/A    Schroder EM Core Portfolio of Schroder
                  Capital Funds(e)                                224,991
         N/A    Money Market Portfolio of Core Trust
                  (Delaware)(e)                                23,577,281
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $212,814,996)            $   235,729,223
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                         MODERATE BALANCED FUND
- -----------------------------------------------------------------
         N/A    Stable Income Portfolio of Core Trust
                  (Delaware)(e)                           $    70,012,066
         N/A    Managed Fixed Income Portfolio of Core
                  Trust (Delaware)(e)                          96,816,607
         N/A    Positive Return Bond Portfolio of Core
                  Trust (Delaware)(e)                          64,618,761
         N/A    Strategic Value Bond Portfolio of Core
                  Trust (Delaware)(e)                          32,312,405
         N/A    Index Portfolio of Core Trust
                  (Delaware)(e)                                50,536,462
         N/A    Income Equity Portfolio of Core Trust
                  (Delaware)(e)                                50,781,742
         N/A    Disciplined Growth Portfolio of Core
                  Trust (Delaware)(e)                          10,123,759
         N/A    Large Company Growth Portfolio of Core
                  Trust (Delaware)(e)                          40,386,322
         N/A    Small Cap Index Portfolio of Core Trust
                  (Delaware)(e)                                 4,012,759
         N/A    Small Company Stock Portfolio of Core
                  Trust (Delaware)(e)                           3,159,536
         N/A    Small Cap Value Portfolio of Core Trust
                  (Delaware)(e)                                 3,188,921

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   MODERATE BALANCED FUND (continued)
- -----------------------------------------------------------------
         N/A    Small Company Value Portfolio of Core
                  Trust (Delaware)(e)                     $     4,812,554
         N/A    Small Company Growth Portfolio of Core
                  Trust (Delaware)(e)                           4,746,787
         N/A    International Portfolio of Core Trust
                  (Delaware)(e)                                29,731,138
         N/A    Schroder EM Core Portfolio of Schroder
                  Capital Funds(e)                                871,632
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $370,612,330)            $   466,111,451
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                          GROWTH BALANCED FUND
- -----------------------------------------------------------------
         N/A    Managed Fixed Income Portfolio of Core
                  Trust (Delaware)(e)                     $   110,032,092
         N/A    Positive Return Bond Portfolio of Core
                  Trust (Delaware)(e)                          73,435,024
         N/A    Strategic Value Bond Portfolio of Core
                  Trust (Delaware)(e)                          36,785,515
         N/A    Index Portfolio of Core Trust
                  (Delaware)(e)                               111,523,279
         N/A    Income Equity Portfolio of Core Trust
                  (Delaware)(e)                               112,249,368
         N/A    Disciplined Growth Portfolio of Core
                  Trust (Delaware)(e)                          22,268,662
         N/A    Large Company Growth Portfolio of Core
                  Trust (Delaware)(e)                          88,736,257
         N/A    Small Cap Index Portfolio of Core Trust
                  (Delaware)(e)                                 8,767,605
         N/A    Small Company Stock Portfolio of Core
                  Trust (Delaware)(e)                           6,861,440
         N/A    Small Cap Value Portfolio of Core Trust
                  (Delaware)(e)                                 6,963,531
         N/A    Small Company Value Portfolio of Core
                  Trust (Delaware)(e)                          10,500,447
         N/A    Small Company Growth Portfolio of Core
                  Trust (Delaware)(e)                          10,280,058
         N/A    International Portfolio of Core Trust
                  (Delaware)(e)                                65,843,985
         N/A    Schroder EM Core Portfolio of Schroder
                  Capital Funds(e)                              1,881,266
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $485,236,203)            $   666,128,529
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     AGGRESSIVE BALANCED-EQUITY FUND
- -----------------------------------------------------------------
         N/A    Managed Fixed Income Portfolio of Core
                  Trust (Delaware)(e)                     $       829,507
         N/A    Positive Return Bond Portfolio of Core
                  Trust (Delaware)(e)                             553,905
         N/A    Strategic Value Bond Portfolio of Core
                  Trust (Delaware)(e)                             276,477
         N/A    Index Portfolio of Core Trust
                  (Delaware)(e)                                 1,786,866
         N/A    Income Equity Portfolio of Core Trust
                  (Delaware)(e)                                 1,790,550
         N/A    Disciplined Growth Portfolio of Core
                  Trust (Delaware)(e)                             358,186

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               AGGRESSIVE BALANCED-EQUITY FUND (continued)
- -----------------------------------------------------------------
         N/A    Large Company Growth Portfolio of Core
                  Trust (Delaware)(e)                     $     1,430,140
         N/A    Small Cap Index Portfolio of Core Trust
                  (Delaware)(e)                                   143,475
         N/A    Small Company Stock Portfolio of Core
                  Trust (Delaware)(e)                             113,857
         N/A    Small Cap Value Portfolio of Core Trust
                  (Delaware)(e)                                   113,736
         N/A    Small Company Value Portfolio of Core
                  Trust (Delaware)(e)                             172,272
         N/A    Small Company Growth Portfolio of Core
                  Trust (Delaware)(e)                             172,742
         N/A    International Portfolio of Core Trust
                  (Delaware)(e)                                 1,047,480
         N/A    Schroder EM Core Portfolio of Schroder
                  Capital Funds(e)                                 31,665
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $8,457,459)              $     8,820,858
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                               INDEX FUND
- -----------------------------------------------------------------
         N/A    Index Portfolio of Core Trust
                  (Delaware)(e)                           $   786,419,771
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $543,775,057)            $   786,419,771
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                           INCOME EQUITY FUND
- -----------------------------------------------------------------
         N/A    Income Equity Portfolio of Core Trust
                  (Delaware)(e)                           $ 1,356,426,685
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $1,016,081,095)          $ 1,356,426,685
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                          VALUGROWTH STOCK FUND
- -----------------------------------------------------------------
COMMON STOCKS (95.5%)
AMUSEMENT & RECREATION SERVICES (3.1%)
     540,000    Patriot American Hospitality, Inc.(d)     $    12,926,251
      63,873    Walt Disney Co.                                 7,225,633
                                                          ---------------
                                                               20,151,884
                                                          ---------------
BUSINESS SERVICES (8.9%)
     157,000    Cerner Corp.(a)                                 4,023,125
     234,400    Computer Associates International, Inc.        12,306,000
     239,600    Ecolab, Inc.(d)                                 7,397,650
     474,800    Electronics for Imaging, Inc.(a)                9,377,300
     102,000    Gartner Group, Inc.(a)(d)                       3,372,375
      94,000    HNC Software, Inc.(a)(d)                        3,248,875
     188,000    Legato Systems, Inc.                            5,381,500
      72,360    Microsoft Corp.(a)(d)                           6,137,033
     163,500    National Data Corp.                             6,131,250
                                                          ---------------
                                                               57,375,108
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (7.8%)
     182,000    Cabot Corp.(d)                                  6,062,875
      80,180    E.I. du Pont de Nemours & Co.                   6,173,860

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    VALUGROWTH STOCK FUND (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
CHEMICALS & ALLIED PRODUCTS (continued)

      99,780    Gillette Co.(d)                           $    11,686,733
      61,000    Merck & Co., Inc.(d)                            7,140,813
     100,600    Monsanto Co.(d)                                 5,570,726
     159,000    Procter & Gamble Co.(d)                        13,346,063
                                                          ---------------
                                                               49,981,070
                                                          ---------------
DEPOSITORY INSTITUTIONS (6.2%)
     172,600    BankAmerica Corp.                              14,271,862
      47,000    Chase Manhattan Corp.                           6,389,062
     196,580    First Union Corp.(d)                           10,873,331
     124,450    State Street Corp.(d)                           8,579,271
                                                          ---------------
                                                               40,113,526
                                                          ---------------
ELECTRIC, GAS, & SANITARY SERVICES (4.0%)
     225,100    Consolidated Natural Gas Co.(d)                12,732,218
     327,800    Texas Utilities Co.                            12,948,100
                                                          ---------------
                                                               25,680,318
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (9.2%)
     327,670    American Power Conversion Corp.(a)(d)           9,830,100
      93,400    CIENA Corp.(a)(d)                               4,856,800
     184,412    Emerson Electric Co.                           11,203,029
     131,900    General Electric Co.                           10,997,162
      83,400    Intel Corp.                                     5,957,887
     107,900    Philips Electronics N.V.(d)                    10,263,987
     230,600    Telefonaktiebolaget LM Ericsson, Series
                  B ADR                                         6,427,975
                                                          ---------------
                                                               59,536,940
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (0.9%)
     262,000    Billing Information Concepts(a)                 6,091,500
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(2.1%)
     275,701    Newell Co.(d)                                  13,302,525
                                                          ---------------
FEDERAL AGENCIES & INSTRUMENTALITIES (1.9%)
     206,600    FNMA                                           12,370,175
                                                          ---------------
FOOD & KINDRED PRODUCTS (6.0%)
     102,100    Coca-Cola Co.                                   8,002,087
     240,000    Conagra, Inc.                                   7,020,000
     411,000    International Home Foods, Inc.(a)              11,148,375
     310,000    PepsiCo, Inc.                                  12,651,875
                                                          ---------------
                                                               38,822,337
                                                          ---------------
GENERAL MERCHANDISE STORES (2.2%)
     103,900    May Department Stores Co.                       6,682,068
     123,700    Sears, Roebuck & Co.(d)                         7,646,206
                                                          ---------------
                                                               14,328,274
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (6.8%)
     126,125    Cisco Systems, Inc.(a)                          9,538,203

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    VALUGROWTH STOCK FUND (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)

     330,000    Compaq Computer Corp.(d)                  $     9,013,125
     231,000    EMC Corp.(a)(d)                                 9,572,062
     175,000    Jabil Circuit, Inc.(a)(d)                       5,960,937
     239,100    Parker-Hannifin Corp.                           9,818,043
                                                          ---------------
                                                               43,902,370
                                                          ---------------
INSURANCE CARRIERS (5.2%)
     141,000    Allstate Corp.                                 13,271,625
      53,925    American International Group, Inc.(d)           6,676,589
     169,100    Chubb Corp.                                    13,454,018
                                                          ---------------
                                                               33,402,232
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (8.7%)
     173,680    Baxter International, Inc.(d)                   9,932,325
     192,800    Becton, Dickinson & Co.(d)                     13,640,600
     127,374    Honeywell, Inc.                                10,691,456
     310,605    Thermo Electron Corp.(a)(d)                    10,910,001
     105,500    Xerox Corp.(d)                                 10,840,125
                                                          ---------------
                                                               56,014,507
                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (2.4%)
     116,500    Callaway Golf Co.(d)                            2,402,813
     341,900    Mattel, Inc.(d)                                12,949,463
                                                          ---------------
                                                               15,352,276
                                                          ---------------
OIL & GAS EXTRACTION (3.1%)
     153,200    Dresser Industries, Inc.                        7,133,376
     161,900    Schlumberger Ltd.(d)                           12,638,318
                                                          ---------------
                                                               19,771,694
                                                          ---------------
PAPER & ALLIED PRODUCTS (2.9%)
     295,000    IKON Office Solutions, Inc.                     6,250,313
     246,500    Kimberly-Clark Corp.(d)                        12,217,156
                                                          ---------------
                                                               18,467,469
                                                          ---------------
PERSONAL SERVICES (1.5%)
     224,200    H & R Block, Inc.(d)                            9,864,800
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (3.8%)
     149,400    Chevron Corp.                                  11,933,326
     163,799    Mobil Corp.(d)                                 12,776,400
                                                          ---------------
                                                               24,709,726
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (2.1%)
     273,400    American Home Products Corp.                   13,208,638
                                                          ---------------
REAL ESTATE INVESTMENT TRUST (1.8%)
     412,147    Equity Office Properties Trust                 11,334,042
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (1.6%)
     211,200    Franklin Resources, Inc.                       10,322,401
                                                          ---------------
STONE, CLAY, GLASS, & CONCRETE PRODUCTS (1.4%)
     238,400    Gentex Corp.(a)                                 8,731,400
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    VALUGROWTH STOCK FUND (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

WHOLESALE TRADE-DURABLE GOODS (1.9%)
     107,430    Johnson & Johnson                         $     7,419,384
      90,400    Motorola, Inc.                                  4,785,550
                                                          ---------------
                                                               12,204,934
                                                          ---------------

TOTAL COMMON STOCKS (COST $439,034,227)                       615,040,146
                                                          ---------------
SHORT TERM HOLDINGS (4.5%)
  14,404,170    Dreyfus Cash Management Fund                   14,404,170
  14,651,500    Institutional Funds Group, TempFund Fund       14,651,500
                                                          ---------------

TOTAL SHORT TERM HOLDINGS (COST $29,055,670)                   29,055,670
                                                          ---------------
WARRANTS (0.0%)
          28    Jan Bell Marketing, Inc.(a) (cost $0)                   1
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $468,089,897)            $   644,095,817
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                         DIVERSIFIED EQUITY FUND
- -----------------------------------------------------------------
         N/A    Index Portfolio of Core Trust
                  (Delaware)(e)                           $   416,280,394
         N/A    Income Equity Portfolio of Core Trust
                  (Delaware)(e)                               417,728,726
         N/A    Disciplined Growth Portfolio of Core
                  Trust (Delaware)(e)                          83,002,922
         N/A    Large Company Growth Portfolio of Core
                  Trust (Delaware)(e)                         331,221,266
         N/A    Small Cap Index Portfolio of Core Trust
                  (Delaware)(e)                                32,730,683
         N/A    Small Company Stock Portfolio of Core
                  Trust (Delaware)(e)                          25,742,888
         N/A    Small Cap Value Portfolio of Core Trust
                  (Delaware)(e)                                26,069,151
         N/A    Small Company Value Portfolio of Core
                  Trust (Delaware)(e)                          39,384,516
         N/A    Small Company Growth Portfolio of Core
                  Trust (Delaware)(e)                          38,569,854
         N/A    International Portfolio of Core Trust
                  (Delaware)(e)                               245,446,573
         N/A    Schroder EM Core Portfolio of Schroder
                  Capital Funds(e)                              7,026,540
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $1,036,588,753)          $ 1,663,203,513
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                           GROWTH EQUITY FUND
- -----------------------------------------------------------------
         N/A    Large Company Growth Portfolio of Core
                  Trust (Delaware)(e)                     $   377,267,184
         N/A    Small Cap Index Portfolio of Core Trust
                  (Delaware)(e)                                73,346,511
         N/A    Small Company Stock Portfolio of Core
                  Trust (Delaware)(e)                          57,735,739
         N/A    Small Cap Value Portfolio of Core Trust
                  (Delaware)(e)                                58,779,743

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                     GROWTH EQUITY FUND (continued)
- -----------------------------------------------------------------
         N/A    Small Company Value Portfolio of Core
                  Trust (Delaware)(e)                     $    88,447,049
         N/A    Small Company Growth Portfolio of Core
                  Trust (Delaware)(e)                          86,436,502
         N/A    International Portfolio of Core Trust
                  (Delaware)(e)                               322,024,113
         N/A    Schroder EM Core Portfolio of Schroder
                  Capital Funds(e)                              8,440,096
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $775,275,086)            $ 1,072,476,937
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                        LARGE COMPANY GROWTH FUND
- -----------------------------------------------------------------
         N/A    Large Company Growth Portfolio of Core
                  Trust (Delaware)(e)                     $   232,059,925
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $154,903,429)            $   232,059,925
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                       DIVERSIFIED SMALL CAP FUND
- -----------------------------------------------------------------
         N/A    Small Cap Index Portfolio of Core Trust
                  (Delaware)(e)                           $     2,475,377
         N/A    Small Company Stock Portfolio of Core
                  Trust (Delaware)(e)                           1,971,022
         N/A    Small Cap Value Portfolio of Core Trust
                  (Delaware)(e)                                 1,972,677
         N/A    Small Company Value Portfolio of Core
                  Trust (Delaware)(e)                           2,976,276
         N/A    Small Company Growth Portfolio of Core
                  Trust (Delaware)(e)                           2,971,291
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $12,556,265)             $    12,366,643
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                        SMALL COMPANY STOCK FUND
- -----------------------------------------------------------------
         N/A    Small Company Stock Portfolio of Core
                  Trust (Delaware)(e)                     $   128,484,786
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $127,103,449)            $   128,484,786
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                      SMALL CAP OPPORTUNITIES FUND
- -----------------------------------------------------------------
         N/A    Schroder U.S. Smaller Companies
                  Portfolio of Schroder Capital Funds(e)  $   297,850,970
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $267,193,672)            $   297,850,970
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                        SMALL COMPANY GROWTH FUND
- -----------------------------------------------------------------
         N/A    Small Company Growth Portfolio of Core
                  Trust (Delaware)(e)                     $   749,689,205
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $681,042,796)            $   749,689,205
                                                          ---------------
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                          CONTRARIAN STOCK FUND
- -----------------------------------------------------------------
COMMON STOCKS (95.4%)
APPAREL & ACCESSORY STORES (3.9%)
       4,300    Limited, Inc.                             $       142,975
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(2.1%)
       9,800    Hartmarx Corp.(a)                                  77,175
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (8.2%)
         600    Dow Chemical Co.                                   58,125
       2,300    Pharmacia & Upjohn, Inc.                          101,631
       5,800    Wellman, Inc.                                     139,562
                                                          ---------------
                                                                  299,318
                                                          ---------------
COAL MINING (0.7%)
       4,000    Pittston Minerals Group                            25,250
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(2.9%)
      10,500    Material Sciences Corp.(a)                        105,656
                                                          ---------------
FOOD & KINDRED PRODUCTS (4.3%)
      11,600    Chiquita Brands International, Inc.               155,875
                                                          ---------------
GENERAL MERCHANDISE STORES (2.0%)
       1,700    Dilliards, Inc.                                    71,506
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (1.6%)
      13,800    Mesabi Trust                                       59,512
                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (0.7%)
       5,800    Bombay Co., Inc.(a)                                25,375
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (7.2%)
       3,000    Ampco Pittsburgh Corp.                             44,250
       5,600    Gerber Scientific, Inc.                           141,050
       2,000    McDermott International, Inc.                      76,375
                                                          ---------------
                                                                  261,675
                                                          ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (2.9%)
       3,700    Flowserve Corp.                                   107,300
                                                          ---------------
METAL MINING (3.5%)
       8,000    Cyprus Amax Minerals Co.                          127,000
                                                          ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS (2.5%)
       8,000    Dravo Corp.(a)                                     90,000
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.8%)
       3,500    Werner Enterprises, Inc.                           66,500
                                                          ---------------
PAPER & ALLIED PRODUCTS (10.4%)
       8,200    Abitibi-Consolidated, Inc.(d)                     111,725
       2,500    Bowater, Inc.(d)                                  126,562
       2,400    Champion International Corp.                      115,200
         800    Consolidated Papers, Inc.                          23,150
                                                          ---------------
                                                                  376,637
                                                          ---------------

                                                                 [LOGO]
See Notes to Schedules of Investments

 SCHEDULES OF INVESTMENTS  (CONCLUDED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    CONTRARIAN STOCK FUND (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

PRIMARY METAL INDUSTRIES (26.7%)
       4,900    Alcan Aluminum Ltd.                       $       139,650
       3,700    Alumax, Inc.(a)                                   173,206
      19,200    Armco, Inc.(a)                                    104,400
       1,900    Asarco, Inc.                                       43,106
       7,500    Bethlehem Steel Corp.(a)                           91,875
       6,106    Inland Steel Industries, Inc.                     174,784
       9,200    LTV Corp.                                         100,625
       4,000    USX-U.S. Steel Group, Inc.(d)                     143,500
                                                          ---------------
                                                                  971,146
                                                          ---------------
TEXTILE MILL PRODUCTS (8.3%)
       4,800    Albany International Corp.                        139,200
       3,600    Burlington Industries, Inc.(a)                     63,226
      10,500    Cone Mills Corp.(a)                               101,063
                                                          ---------------
                                                                  303,489
                                                          ---------------
TRANSPORTATION SERVICES (3.1%)
       3,300    Ryder System, Inc.                                112,407
                                                          ---------------
WATER TRANSPORTATION (2.6%)
       2,500    Knightsbridge Tankers Ltd.                         72,188
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                    CONTRARIAN STOCK FUND (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
WATER TRANSPORTATION (continued)

         800    Teekay Shipping Corp.                     $        20,800
                                                          ---------------
                                                                   92,988
                                                          ---------------

TOTAL COMMON STOCKS (COST $2,939,397)                           3,471,784
                                                          ---------------
TIME DEPOSITS (4.6%)
     165,904    PNC Bank, N.A. Nassau, 5.66%, 6/1/98
                  (cost $165,904)                                 165,904
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $3,105,301)              $     3,637,688
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                           INTERNATIONAL FUND
- -----------------------------------------------------------------
         N/A    International Portfolio of Core Trust
                  (Delaware)(e)                           $   277,196,462
         N/A    Schroder EM Core Portfolio of Schroder
                  Capital Funds(e)                              8,228,920
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $230,045,859)            $   285,425,382
                                                          ---------------
                                                          ---------------

                                                                 [LOGO]
See Notes to Schedules of Investments

 NOTES TO SCHEDULE OF INVESTMENTS                                   MAY 31, 1998

- ------------------------------------------------------------------------------

(a) Non-income producing security

(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. The Board of Trustees has deemed these securities to be liquid at May 31, 1998.

(c) Certain variable rate securities are deemed to have a maturity remaining until the next readjustment of the interest rate or the longer of the demand period or readjustment. The interest rate shown reflects the rate in effect on May 31, 1998.

(d) Part or all of this investment on loan, see Note 5 of Notes to Financial Statements.

(e) The following percentages represent each Fund's ownership interest in the respective Portfolios as of May 31, 1998:

                                                               TOTAL                                       AGGRESSIVE
                                      STABLE                   RETURN    STRATEGIC   MODERATE    GROWTH    BALANCED
                                      INCOME    DIVERSIFIED     BOND      INCOME     BALANCED   BALANCED    EQUITY     INDEX
                                       FUND      BOND FUND      FUND       FUND        FUND       FUND       FUND       FUND
                                     --------   -----------   --------   ---------   --------   --------   --------   --------
Prime Money Market Portfolio.......      N/A         N/A          N/A        N/A         N/A        N/A        N/A         N/A
Money Market Portfolio.............      N/A         N/A          N/A      0.99%         N/A        N/A        N/A         N/A
Stable Income Portfolio............   59.27%         N/A          N/A     13.67%      27.06%        N/A        N/A         N/A
Managed Fixed Income Portfolio.....      N/A      19.93%          N/A     18.19%      28.84%     32.78%      0.25%         N/A
Positive Return Bond Portfolio.....      N/A      19.97%          N/A     18.19%      28.83%     32.77%      0.25%         N/A
Strategic Value Bond Portfolio.....      N/A       9.43%       48.80%      8.61%      13.64%     15.53%      0.12%         N/A
Index Portfolio....................      N/A         N/A          N/A      0.99%       3.65%      8.05%      0.13%      56.77%
Income Equity Portfolio............      N/A         N/A          N/A      0.71%       2.60%      5.74%      0.09%         N/A
Disciplined Growth Portfolio.......      N/A         N/A          N/A      2.10%       7.74%     17.03%      0.27%         N/A
Large Company Growth Portfolio.....      N/A         N/A          N/A      1.01%       3.73%      8.20%      0.13%         N/A
Small Cap Index Portfolio..........      N/A         N/A          N/A      0.83%       3.28%      7.16%      0.12%         N/A
Small Company Stock Portfolio......      N/A         N/A          N/A      0.36%       1.41%      3.05%      0.05%         N/A
Small Cap Value Portfolio..........      N/A         N/A          N/A      0.78%       3.06%      6.68%      0.11%         N/A
Small Company Value Portfolio......      N/A         N/A          N/A      0.83%       3.26%      7.12%      0.12%         N/A
Small Company Growth Portfolio.....      N/A         N/A          N/A      0.13%       0.53%      1.15%      0.02%         N/A
Schroder U.S. Smaller Companies
  Portfolio........................      N/A         N/A          N/A        N/A         N/A        N/A        N/A         N/A
International Portfolio............      N/A         N/A          N/A      0.85%       3.13%      6.92%      0.11%         N/A
Schroder Global Growth Portfolio...      N/A         N/A          N/A        N/A         N/A        N/A        N/A         N/A
Schroder EM Core Portfolio.........      N/A         N/A          N/A      0.84%       3.26%      7.04%      0.12%         N/A

                                                                           LARGE     DIVERSIFIED  SMALL                      SMALL
                                      INCOME    DIVERSIFIED    GROWTH     COMPANY     SMALL     COMPANY      SMALL CAP      COMPANY
                                      EQUITY      EQUITY       EQUITY     GROWTH       CAP       STOCK     OPPORTUNITIES     GROWTH
                                       FUND        FUND         FUND       FUND        FUND       FUND          FUND          FUND
                                     --------   -----------   --------   ---------   --------   --------   --------------   --------
Prime Money Market Portfolio.......       N/A        N/A          N/A        N/A         N/A        N/A              N/A        N/A
Money Market Portfolio.............       N/A        N/A          N/A        N/A         N/A        N/A              N/A        N/A
Stable Income Portfolio............       N/A        N/A          N/A        N/A         N/A        N/A              N/A        N/A
Managed Fixed Income Portfolio.....       N/A        N/A          N/A        N/A         N/A        N/A              N/A        N/A
Positive Return Bond Portfolio.....       N/A        N/A          N/A        N/A         N/A        N/A              N/A        N/A
Strategic Value Bond Portfolio.....       N/A        N/A          N/A        N/A         N/A        N/A              N/A        N/A
Index Portfolio....................       N/A     30.05%          N/A        N/A         N/A        N/A              N/A        N/A
Income Equity Portfolio............    69.35%     21.36%          N/A        N/A         N/A        N/A              N/A        N/A
Disciplined Growth Portfolio.......       N/A     63.47%          N/A        N/A         N/A        N/A              N/A        N/A
Large Company Growth Portfolio.....       N/A     30.61%       34.87%     21.45%         N/A        N/A              N/A        N/A
Small Cap Index Portfolio..........       N/A     26.72%       59.88%        N/A       2.02%        N/A              N/A        N/A
Small Company Stock Portfolio......       N/A     11.45%       25.68%        N/A       0.88%     57.14%              N/A        N/A
Small Cap Value Portfolio..........       N/A     25.00%       56.37%        N/A       1.89%        N/A              N/A        N/A
Small Company Value Portfolio......       N/A     26.70%       59.95%        N/A       2.02%        N/A              N/A        N/A
Small Company Growth Portfolio.....       N/A      4.31%        9.67%        N/A       0.33%        N/A              N/A     83.85%
Schroder U.S. Smaller Companies
  Portfolio........................       N/A        N/A          N/A        N/A         N/A        N/A           83.71%        N/A
International Portfolio............       N/A     25.80%       33.86%        N/A         N/A        N/A              N/A        N/A
Schroder Global Growth Portfolio...       N/A        N/A          N/A        N/A         N/A        N/A              N/A        N/A
Schroder EM Core Portfolio.........       N/A     26.29%       31.58%        N/A         N/A        N/A              N/A        N/A


                                     INTERNATIONAL
                                          FUND
                                     --------------
Prime Money Market Portfolio.......            N/A
Money Market Portfolio.............            N/A
Stable Income Portfolio............            N/A
Managed Fixed Income Portfolio.....            N/A
Positive Return Bond Portfolio.....            N/A
Strategic Value Bond Portfolio.....            N/A
Index Portfolio....................            N/A
Income Equity Portfolio............            N/A
Disciplined Growth Portfolio.......            N/A
Large Company Growth Portfolio.....            N/A
Small Cap Index Portfolio..........            N/A
Small Company Stock Portfolio......            N/A
Small Cap Value Portfolio..........            N/A
Small Company Value Portfolio......            N/A
Small Company Growth Portfolio.....            N/A
Schroder U.S. Smaller Companies
  Portfolio........................            N/A
International Portfolio............         29.14%
Schroder Global Growth Portfolio...            N/A
Schroder EM Core Portfolio.........         30.79%

                                                                 [LOGO]

 NOTES TO SCHEDULES OF INVESTMENTS (CONCLUDED)                      MAY 31, 1998

- ------------------------------------------------------------------------------

                                 ABBREVIATIONS

ADR       American Depositary Receipts
AMBAC     American Municipal Bond Assurance Corporation
BIG       Bond Insurance Group
COLL      Collateralized
COP       Certificate of Participation
DOT       Department of Transportation
EDA       Economic Development Authority
EFA       Education Finance Authority
ETM       Escrowed to Maturity
FAMC      Federal Agricultural Mortgage Corporation
FGIC      Financial Guaranty Insurance Company
FHA       Federal Housing Authority
FHLB      Federal Home Loan Bank
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance, Inc.
GNMA      Government National Mortgage Association
GO        General Obligation
HEFA      Higher Education Facilities Authority
HEHFA     Higher Education & Health Facilities Authority
HFA       Housing Finance Authority
HUD       Department of Housing and Urban Development
IDA       Industrial Development Authority
LOC       Letter of Credit
MBIA      Municipal Bond Insurance Association
MFHR      Multi Family Housing Revenue
P/R       Prerefunded
PCR       Pollution Control Revenue
PFA       Public Finance Authority
RIBS      Residual Interest Bond Series
RV        Revenue Bonds
SD        School District
SFM       Single Family Mortgage
TVA       Tennessee Valley Authority
USG       U.S. Governments
VA        Veterans' Administration
V/R       Variable rate

                                                                 [LOGO]

                 (This page has been left blank intentionally.)

                        NORWEST ADVANTAGE PERFORMA FUNDS
                                 ANNUAL REPORT
                                  MAY 31, 1998

                       PERFORMA STRATEGIC VALUE BOND FUND
                        PERFORMA DISCIPLINED GROWTH FUND
                         PERFORMA SMALL CAP VALUE FUND
                          PERFORMA GLOBAL GROWTH FUND

 INDEPENDENT AUDITORS' REPORT                                       MAY 31, 1998

- ------------------------------------------------------------------------------

           To the Board of Trustees and Shareholders
           Norwest Advantage Funds

               We have audited the accompanying statements of assets and liabilities of Performa Strategic Value Bond Fund, Performa Disciplined Growth Fund, Performa Small Cap Value Fund and Performa Global Growth Fund, portfolios of Norwest Advantage Funds (collectively the "Funds"), including the schedules of investments, as of May 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period from October 15, 1997 (commencement of operations) to May 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 1998, the results of their operations, changes in their net assets and financial highlights for the period from October 15, 1997 to May 31, 1998, in conformity with generally accepted accounting principles.

                                   [SIGNATURE]

           Boston, Massachusetts
           July 21, 1998

                                                                 [LOGO]

 STATEMENTS OF ASSETS AND LIABILITIES                               MAY 31, 1998

- ------------------------------------------------------------------------------

                                                     PERFORMA
                                                     STRATEGIC     PERFORMA      PERFORMA      PERFORMA
                                                       VALUE      DISCIPLINED    SMALL CAP      GLOBAL
                                                     BOND FUND    GROWTH FUND   VALUE FUND    GROWTH FUND
                                                    -----------  -------------  -----------  -------------
ASSETS:
  Investments (Note 2)
    Investments at cost...........................   $9,131,361   $11,703,514    $6,363,400   $   955,069
    Net unrealized appreciation...................      38,464        559,781        1,883         72,349
                                                    -----------  -------------  -----------  -------------
TOTAL INVESTMENTS AT VALUE........................   9,169,825     12,263,295    6,365,283      1,027,418
  Receivable for Fund shares issued...............           -         59,333       52,000         34,724
  Organization Costs, net of amortization (Note
    2)............................................       4,690          6,526        6,503          4,690
                                                    -----------  -------------  -----------  -------------
TOTAL ASSETS......................................   9,174,515     12,329,154    6,423,786      1,066,832
                                                    -----------  -------------  -----------  -------------

LIABILITIES:
  Accrued expenses and other liabilities..........       6,161          3,558          689            881
  Payable for Fund shares redeemed................           -              -          346              -
  Payable to affiliates...........................         755            895          495             84
                                                    -----------  -------------  -----------  -------------
TOTAL LIABILITIES.................................       6,916          4,453        1,530            965
                                                    -----------  -------------  -----------  -------------
NET ASSETS........................................   $9,167,599   $12,324,701    $6,422,256   $ 1,065,867
                                                    -----------  -------------  -----------  -------------
                                                    -----------  -------------  -----------  -------------

COMPONENTS OF NET ASSETS:
  Paid in capital.................................   $9,117,926   $11,848,993    $6,407,849   $   991,060
  Undistributed net investment income.............       8,348          1,649            -          3,970
  Accumulated net realized gain (loss) on
    investments sold..............................       2,861        (85,722)      12,524         (1,512)
  Net unrealized appreciation on investments......      38,464        559,781        1,883         72,349
                                                    -----------  -------------  -----------  -------------
NET ASSETS........................................   $9,167,599   $12,324,701    $6,422,256   $ 1,065,867
                                                    -----------  -------------  -----------  -------------
                                                    -----------  -------------  -----------  -------------
SHARES OF BENEFICIAL INTEREST.....................     891,731      1,180,491      632,328        100,262

NET ASSET VALUE AND OFFERING PRICE PER SHARE (Net
 Assets divided by Shares of Beneficial
 Interest)........................................   $   10.28    $     10.44    $   10.16    $     10.63

                                                                 [LOGO]
See Notes to Financial Statements

 STATEMENTS OF OPERATIONS                  FOR THE PERIOD ENDED MAY 31, 1998 (a)

- ------------------------------------------------------------------------------

                                                       PERFORMA          PERFORMA          PERFORMA          PERFORMA
                                                       STRATEGIC        DISCIPLINED        SMALL CAP          GLOBAL
                                                    VALUE BOND FUND     GROWTH FUND       VALUE FUND        GROWTH FUND
                                                    ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME
  Interest income.................................     $220,375          $  6,100          $  3,443          $  3,930
  Dividend income.................................            -            38,865             8,471             4,309
  Securities lending income.......................          992               826               253                 -
  Net expenses from Core Trust (Delaware) and/or
    Schroder Capital Funds (Note 1)...............      (19,131)          (33,644)          (17,871)           (3,270)
                                                    ---------------   ---------------   ---------------   ---------------
TOTAL INVESTMENT INCOME...........................      202,236            12,147            (5,704)            4,969
                                                    ---------------   ---------------   ---------------   ---------------
EXPENSES
  Advisory (Note 3)...............................            -                 -                 -                 -
  Management and Administration (Note 3)..........        1,660             1,646               816             1,162
  Transfer Agent (Note 3).........................        8,303             8,229             4,083               968
  Accounting (Note 3).............................       11,048            11,048            11,048            11,048
  Legal...........................................          311               605               359                33
  Registration....................................       18,204            18,940            17,577            15,802
  Audit...........................................        5,002             5,001             5,001             5,000
  Trustees........................................           28                25                11                 3
  Amortization of organization costs (Note 2).....          675               936               936               675
  Miscellaneous...................................          277               209               102                55
                                                    ---------------   ---------------   ---------------   ---------------
TOTAL EXPENSES....................................       45,508            46,639            39,933            34,746

  FEES WAIVED AND EXPENSES REIMBURSED (Note 4)....      (36,409)          (39,118)          (36,548)          (32,405)
                                                    ---------------   ---------------   ---------------   ---------------
NET EXPENSES......................................        9,099             7,521             3,385             2,341
                                                    ---------------   ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)......................      193,137             4,626            (9,089)            2,628
                                                    ---------------   ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain (Loss) on
  Investments in Portfolios (Note 1)..............        3,606           (85,722)           21,613            (1,512)
  Foreign currency transactions on investments in
    Portfolios....................................            -                 -                 -             1,320
                                                    ---------------   ---------------   ---------------   ---------------
Net Realized Gain (Loss) on Investments...........        3,606           (85,722)           21,613              (192)
Net Change in Unrealized Appreciation on
  Investments of Portfolios (Note 1)..............       38,464           559,781             1,883            72,675
  Foreign currency transactions on investments in
    Portfolios....................................            -                 -                 -              (326)
                                                    ---------------   ---------------   ---------------   ---------------
Net Change in Unrealized Appreciation on
 Investments......................................       38,464           559,781             1,883            72,349
                                                    ---------------   ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...       42,070           474,059            23,496            72,157
                                                    ---------------   ---------------   ---------------   ---------------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................     $235,207          $478,685          $ 14,407          $ 74,785
                                                    ---------------   ---------------   ---------------   ---------------
                                                    ---------------   ---------------   ---------------   ---------------

(a) Period from October 15, 1997 (commencement of operations) to May 31, 1998

                                                                 [LOGO]
See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS           FOR THE PERIOD ENDED MAY 31, 1998

- ------------------------------------------------------------------------------

                                                      PERFORMA                                  PERFORMA
                                                     STRATEGIC       PERFORMA      PERFORMA      GLOBAL
                                                       VALUE       DISCIPLINED    SMALL CAP      GROWTH
                                                     BOND FUND     GROWTH FUND    VALUE FUND      FUND
                                                    ------------   ------------   ----------   ----------
NET ASSETS--OCTOBER 15, 1997 (COMMENCEMENT OF
 OPERATIONS)......................................   $        -    $         -     $      -     $      -
                                                    ------------   ------------   ----------   ----------

OPERATIONS
  Net investment income (loss)....................      193,137          4,626       (9,089)       2,628
  Net realized gain (loss) on investments sold....        3,606        (85,722)      21,613         (192)
  Net change in unrealized appreciation on
    investments...................................       38,464        559,781        1,883       72,349
                                                    ------------   ------------   ----------   ----------
  Net increase in net assets resulting from
    operations....................................      235,207        478,685       14,407       74,785
                                                    ------------   ------------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...........................     (184,789)        (2,977)           -            -
  Net realized gain on investments................         (745)             -            -            -
                                                    ------------   ------------   ----------   ----------
  Total distributions to shareholders.............     (185,534)        (2,977)           -            -
                                                    ------------   ------------   ----------   ----------

CAPITAL SHARE TRANSACTIONS (a)
  Sale of Shares..................................    9,463,290     13,680,823    6,801,733    1,110,737
  Reinvestment of distributions...................      137,139            433            -            -
  Redemption of Shares............................     (482,503)    (1,832,263)    (393,884)    (119,655)
                                                    ------------   ------------   ----------   ----------

NET INCREASE FROM CAPITAL SHARE TRANSACTIONS......    9,117,926     11,848,993    6,407,849      991,082
                                                    ------------   ------------   ----------   ----------

NET INCREASE IN NET ASSETS........................    9,167,599     12,324,701    6,422,256    1,065,867
                                                    ------------   ------------   ----------   ----------
NET ASSETS--MAY 31, 1998--(INCLUDING LINE (b))....   $9,167,599    $12,324,701    6$,422,256   1$,065,867
                                                    ------------   ------------   ----------   ----------
                                                    ------------   ------------   ----------   ----------
(a) Shares Issued (Redeemed)
   Sale of Shares.................................      926,178      1,361,533      670,920      111,769
   Reinvestment of distributions..................       12,612             47            -            -
   Redemption of Shares...........................      (47,059)      (181,089)     (38,592)     (11,507)
                                                    ------------   ------------   ----------   ----------
  Net increase from share transactions............      891,731      1,180,491      632,328      100,262
                                                    ------------   ------------   ----------   ----------
                                                    ------------   ------------   ----------   ----------
(b) Accumulated undistributed (distributions in
 excess of) net investment income (loss), May 31,
 1998.............................................   $    8,348    $     1,649     $      -     $  3,970
                                                    ------------   ------------   ----------   ----------
                                                    ------------   ------------   ----------   ----------

                                                                 [LOGO]
See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS                          FOR THE PERIOD ENDED MAY 31, 1998

- ------------------------------------------------------------------------------

                                                      PERFORMA
                                                      STRATEGIC       PERFORMA        PERFORMA        PERFORMA
                                                        VALUE        DISCIPLINED      SMALL CAP        GLOBAL
                                                      BOND FUND      GROWTH FUND     VALUE FUND      GROWTH FUND
                                                    -------------  ---------------  -------------  ---------------
Net Asset Value, Beginning Per Share (October 15,
 1997)                                                $   10.00       $   10.00       $   10.00       $   10.00
                                                         ------         -------          ------          ------

Investment Operations
  Net Investment Income (Loss)....................         0.34            0.01           (0.01)           0.03
  Net Realized and Unrealized Gain on
    Investments...................................         0.27            0.44            0.17            0.60
                                                         ------         -------          ------          ------
Total from Investment Operations..................         0.61            0.45            0.16            0.63
                                                         ------         -------          ------          ------

Distributions From
  Net Investment Income...........................        (0.33)          (0.01)              -               -
                                                         ------         -------          ------          ------
Ending Net Asset Value............................    $   10.28       $   10.44       $   10.16       $   10.63
                                                         ------         -------          ------          ------
                                                         ------         -------          ------          ------

Total Return(a)...................................         6.20%           4.50%           1.60%           6.30%

Ratio/Supplementary Data
  Net Assets at End of Period (000's omitted).....    $   9,168       $  12,325       $   6,422       $   1,066

Ratios to Average Net Assets
  Expenses including reimbursement/waiver of
    fees(b)(c)....................................         0.85%           1.25%           1.30%           1.45%
  Expenses excluding reimbursement/waiver of
    fees(b)(c)....................................         1.95%           2.44%           3.54%           9.82%
  Net investment income (loss) including
    reimbursement/waiver of fees(b)(c)............         5.82%           0.14%          (0.56)%          0.68%

(a) Total return would have been lower had certain expenses not been reimbursed or waived during the period shown (Note 4)

(b) Annualized

(c) Includes expenses and, if applicable, income allocated from the Portfolio(s) in which the Fund invests

                                                                 [LOGO]
See Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS                                      MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Norwest Advantage Funds ("Trust") is organized as a Delaware business trust and is registered as an open-end management investment company. The Trust currently has thirty-nine separate investment portfolios. These financial statements relate to four of those portfolios, Performa Strategic Value Bond Fund, Performa Disciplined Growth Fund, Performa Small Cap Value Fund and Performa Global Growth Fund (each a "Fund" and, collectively, the "Funds"), each of which is a diversified portfolio. The Funds commenced operations on October 15, 1997. The Trust has an unlimited number of authorized shares of beneficial interest.

MASTER-FEEDER ARRANGEMENT--Each Fund currently seeks to achieve its investment objective by investing all its investable assets in separate diversified portfolios of Core Trust (Delaware) ("Core Trust") and Schroder Capital Funds ("Schroder Core") (each a "Portfolio" and, collectively, the "Portfolios"), which have the same investment objectives and substantially similar investment policies as the Fund. Core Trust and Schroder Core are registered as open-end management investment companies. Performa Strategic Value Bond Fund invests all its assets in Strategic Value Bond Portfolio of Core Trust; Performa Disciplined Growth Fund invests all its assets in Disciplined Growth Portfolio of Core Trust; Performa Small Cap Value Fund invests all its assets in Small Cap Value Portfolio of Core Trust; and Performa Global Growth Fund invests all its assets in Schroder Global Growth Portfolio of Schroder Core. Each Fund may withdraw its investment from its corresponding Portfolio at any time if the Board determines that it is in the best interest of the Fund. Each Portfolio directly acquires portfolio securities, and a Fund investing in the Portfolio acquires an indirect interest in those securities. The Funds account for their investment in the corresponding Portfolios as partnership investments and record their share of the Portfolio's income, expenses and realized and unrealized gain and loss daily. This is commonly referred to as a master-feeder arrangement. The financial statements of the Portfolios are in this report and should be read in conjunction with the Funds' financial statements.

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the
Funds:

SECURITY VALUATION--The Trust determines the net asset value per share of each Fund as of close of the regular trading day on the New York Stock Exchange on each Fund business day. The Trust records its investment in the Portfolios at value. Valuation of securities held in the Portfolios are discussed in the Notes to the Financial Statements of Core Trust and Schroder Core which are included elsewhere in this report.

INVESTMENT INCOME AND EXPENSES--The Funds record their pro rata share of the Portfolios' income, expenses and realized and unrealized gain and loss daily. In addition, the Funds accrue their own expenses.

EXPENSE ALLOCATION--The Trust accounts separately for the assets and liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

DISTRIBUTIONS TO SHAREHOLDERS--Dividends of net investment income are declared and paid monthly for Performa Strategic Value Bond Fund and declared and paid annually for all other Funds. Capital gain distributions, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Portfolios, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES--The Funds intend to qualify, and continue to qualify, each year as regulated investment companies and distribute all their taxable income. In addition, by distributing in each calendar year substantially all their net investment income, capital gain and certain other amounts, if any, the Funds will not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are required.

REALIZED GAIN AND LOSS--Security transactions are recorded on trade date. Identified cost of investments sold is used to determine realized capital gains and losses for both financial statement and federal income tax purposes.

ORGANIZATIONAL COSTS--Costs incurred by the Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight line method over a five year period beginning on the commencement of the Funds' operations.

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISERS--Each Fund currently invests all its assets in a corresponding Portfolio. The investment adviser of each Portfolio, with the exception of Schroder Global Growth Portfolio, is Norwest Investment Management, Inc. (Adviser), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest"). Norwest is a subsidiary of Norwest Corporation. The investment adviser for Schroder Global Growth Portfolio is Schroder Capital Management International Inc. ("Schroder"). See Notes to the Financial Statements of Core Trust and Schroder Core.

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH
AFFILIATES (CONTINUED)

MANAGEMENT AND ADMINISTRATIVE--Forum Financial Services, Inc. ("FFSI") and Forum Administrative Services, LLC ("FAdS") serve as the manger and administrator to the Funds, respectively. For their services, FFSI and FAdS each receive a fee at an annual rate of 0.025% of each Fund's average daily net assets. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator to Schroder Global Growth Portfolio, and FAdS serves as its subadministrator. For their services, Schroder Advisors receives from Schroder Global Growth Portfolio a fee of 0.15%, and FAdS receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets with a $25,000 minimum. Pursuant to a separate agreement, Norwest receives a fee with respect to Performa Global Growth Fund at an annual rate of 0.25% of each Fund's average daily net assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT--Norwest serves as the Trust's transfer agent and dividend disbursing agent. For its services, Norwest receives a fee at an annual rate of 0.25% of each Fund's average daily net assets.

OTHER SERVICE PROVIDER--Forum Accounting Services, LLC, an affiliate of FAdS, provides portfolio accounting services to each Fund pursuant to a separate agreement.

 NOTE 4. FEES WAIVED AND EXPENSE REIMBURSED

Norwest, FFSI and FAdS have voluntarily waived a portion of their fees and have reimbursed certain expenses of the Funds and Portfolios so that total expenses would not exceed specific expense limitations established for each Fund and Portfolio. Norwest, FFSI and FAdS, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the period ended May 31, 1998, fees waived and expenses reimbursed by the Fund's service providers were as follows:

                                                         FEES WAIVED                  EXPENSES    TOTAL FEES
                                          -----------------------------------------  REIMBURSED   WAIVED AND
                                           TRANSFER                                  -----------   EXPENSES
                                             AGENT       MANAGEMENT      FAdS/FFSI      FFSI      REIMBURSED
                                          -----------  ---------------  -----------  -----------  -----------
Performa Strategic Value Bond Fund......   $   5,612      $       -      $  12,160    $  18,637    $  36,409
Performa Disciplined Growth Fund........       5,750              -         12,146       21,222       39,118
Performa Small Cap Value Fund...........       2,846              -         11,316       22,386       36,548
Performa Global Growth Fund.............         685            968         10,691       20,061       32,405

 NOTE 5. SECURITIES TRANSACTIONS

The following table presents the federal tax cost basis of investments, related gross unrealized appreciation and depreciation for federal income tax purposes, and the capital loss carryovers available to offset future capital gains, as of May 31, 1998:

                                                         UNREALIZED
                                          ----------------------------------------     TAX       CAPITAL LOSS
                                          APPRECIATION   DEPRECIATION       NET     COST BASIS  CARRYOVERS (a)
                                          ------------  ---------------  ---------  ----------  ---------------
Performa Strategic Value Bond Fund......   $   38,464      $       -     $  38,464  $9,131,361     $       -
Performa Disciplined Growth Fund........      559,781              -       559,781  11,703,514        15,619
Performa Small Cap Value Fund...........        1,883              -         1,883   6,363,400             -
Performa Global Growth Fund.............       72,349              -        72,349     955,069           702

(a) Expiring in various years through 2006.

                                                                 [LOGO]

 SUPPLEMENTARY INFORMATION (UNAUDITED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 SPECIAL 1998 TAX INFORMATION (UNAUDITED)

The Performa Global Growth Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended May 31, 1998. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on May 31, 1998) is as follows:

  COUNTRY                DIVIDENDS         FOREIGN TAX
  -----------------  -----------------  -----------------
  Chile............            0.0002            0.0001
  France...........            0.0012            0.0001
  Germany..........            0.0007            0.0001
  Japan............            0.0013            0.0002

  COUNTRY                DIVIDENDS         FOREIGN TAX
  -----------------  -----------------  -----------------

  Netherlands......            0.0017            0.0003
  Singapore........            0.0002                 -
  Spain............            0.0003            0.0001
  Sweden...........            0.0010            0.0002
  United Kingdom...            0.0044            0.0007

Tha pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1998. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 1999.

 FEDERAL TAX STATUS OF DIVIDENDS DECLARED (UNAUDITED)

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of qualifying dividends eligible for the corporate dividends received deduction for Performa Disciplined Growth Fund and Performa Small Cap Value Fund were 100% and 54.65%, respectively.

                                                                 [LOGO]

 SCHEDULES OF INVESTMENTS                                           MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

- -----------------------------------------------------------------
                   PERFORMA STRATEGIC VALUE BOND FUND
- -----------------------------------------------------------------
         N/A    Strategic Value Bond Portfolio of Core
                  Trust (Delaware)                        $     9,169,825
                                                          ---------------

TOTAL INVESTMENTS (100.0%)
  (COST $9,131,361)                                       $     9,169,825
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                    PERFORMA DISCIPLINED GROWTH FUND
- -----------------------------------------------------------------
         N/A    Disciplined Growth Portfolio              $    12,263,295
                                                          ---------------
TOTAL INVESTMENTS (100.0%)
  (COST $11,703,514)                                      $    12,263,295
                                                          ---------------
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                      PERFORMA SMALL CAP VALUE FUND
- -----------------------------------------------------------------
         N/A    Small Cap Value Portfolio of Core Trust
                  (Delaware)                              $     6,365,283
                                                          ---------------

TOTAL INVESTMENTS (100.0%)
  (COST $6,363,400)                                       $     6,365,283
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                       PERFORMA GLOBAL GROWTH FUND
- -----------------------------------------------------------------
         N/A    Global Growth Portfolio of Schroder
                  Capital Funds                           $     1,027,418
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $955,069)                $     1,027,418
                                                          ---------------
                                                          ---------------

As of May 31, 1998, Performa Strategic Value Bond Fund's investment in Strategic Value Bond Portfolio of Core Trust represents 7.01% of the Portfolio's outstanding interest. Performa Disciplined Growth Fund's investment in the Disciplined Growth Portfolio of Core Trust represents 9.38% of the portfolio's outstanding interest. Performa Small Cap Value Fund's investment in the Small Cap Value Portfolio of Core Trust represents 6.10% of the portfolio's outstanding interest. Performa Global Growth Fund's investment in the Schroder Global Growth Portfolio of Schroder Capital Funds represents 32.49% of the portfolio's outstanding interest.

                                                                 [LOGO]
See Notes to Financial Statements

                                 ANNUAL REPORT
                                  MAY 31, 1998
                            STABLE INCOME PORTFOLIO
                         MANAGED FIXED INCOME PORTFOLIO
                         POSITIVE RETURN BOND PORTFOLIO
                         STRATEGIC VALUE BOND PORTFOLIO
                                INDEX PORTFOLIO
                            INCOME EQUITY PORTFOLIO
                          DISCIPLINED GROWTH PORTFOLIO
                         LARGE COMPANY GROWTH PORTFOLIO
                           SMALL CAP INDEX PORTFOLIO
                         SMALL COMPANY STOCK PORTFOLIO
                           SMALL CAP VALUE PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                            INTERNATIONAL PORTFOLIO

                             CORE TRUST (DELAWARE)

 INDEPENDENT AUDITORS' REPORT                                       MAY 31, 1998

- ------------------------------------------------------------------------------

           To the Board of Trustees and Partners of Core Trust
           (Delaware)

               We have audited the accompanying statements of assets and liabilities of nine portfolios of Core Trust (Delaware), Stable Income Portfolio, Managed Fixed Income Portfolio, Positive Return Bond Portfolio, Strategic Value Bond Portfolio, Income Equity Portfolio, Disciplined Growth Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, and Small Cap Value Portfolio (collectively the "Portfolios"), including the schedules of investments as of May 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the year ended May 31, 1998 for the Stable Income Portfolio, Managed Fixed Income Portfolio, Positive Return Bond Portfolio, Income Equity Portfolio and Large Company Growth Portfolio, for the period from April 9, 1998 to May 31, 1998 for the Small Cap Index Portfolio and for the period from October 1, 1997 to May 31, 1998 for the Strategic Value Bond Portfolio, Disciplined Growth Portfolio and Small Cap Value Portfolio. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of May 31, 1998, the results of their operations, changes in their net assets and financial highlights for the year or periods listed in the first paragraph above, in conformity with generally accepted accounting principles.

                                   [SIGNATURE]

           Boston, Massachusetts
           July 21, 1998

                                                           CORE TRUST (DELAWARE)

 REPORT OF INDEPENDENT ACCOUNTANTS                                  MAY 31, 1998

- ------------------------------------------------------------------------------

           To Trustees and Investors of Core Trust (Delaware)

               In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of five portfolios of Core Trust (Delaware): Index Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio and International Portfolio (collectively the "Portfolios"), at May 31, 1998, the results of their operations, the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (herein referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

           PricewaterhouseCoopers LLP
           Boston, Massachusetts
           July 21, 1998

                                                           CORE TRUST (DELAWARE)

 STATEMENTS OF ASSETS AND LIABILITIES

- ------------------------------------------------------------------------------

                                                                                      STRATEGIC
                                    STABLE        MANAGED FIXED      POSITIVE           VALUE
                                    INCOME           INCOME         RETURN BOND         BOND              INDEX
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                 -------------    -------------    -------------    -------------    ---------------
ASSETS:
 Investments (Note 2):
  Investments at cost.........   $ 254,715,158    $325,904,053     $151,112,420     $ 233,017,203    $   860,776,094
  Repurchase agreements at
      cost....................               -               -       60,000,000                 -                  -
  Net unrealized appreciation
      (depreciation)..........         339,437       5,258,750       11,345,742         1,829,598        523,084,425
                                 -------------    -------------    -------------    -------------    ---------------
 TOTAL INVESTMENTS AT VALUE...     255,054,595     331,162,803      222,458,162       234,846,801      1,383,860,519
 Collateral for securities
     loaned (Notes 2 and 7)...      49,810,558      20,574,571       63,062,607        27,843,961        366,750,637
 Cash.........................               -               -                -                 -                  -
 Net receivable for forward
     foreign currency
     contracts................               -               -                -                 -                  -
 Receivable for investments
     sold.....................               -               -                -                 -                  -
 Receivable for dividends, and
     interest and other
     receivables..............       3,726,977       4,605,783        1,722,530         2,967,330          2,174,027
 Organization Costs, net of
     amortization (Note 2)....           8,951           8,892            8,892                 -              8,821
                                 -------------    -------------    -------------    -------------    ---------------
TOTAL ASSETS..................     308,601,081     356,352,049      287,252,191       265,658,092      1,752,794,004
                                 -------------    -------------    -------------    -------------    ---------------
LIABILITIES:
 Payable for investments
     purchased................               -               -                -           824,682            225,069
 Payable for securities loaned
     (Notes 2 and 7)..........      49,810,558      20,574,571       63,062,607        27,843,961        366,750,637
 Payable for daily variation
     margin on financial
     futures contracts (Note
     2).......................               -               -                -                 -            316,225
 Payable to custodian (Note
     3).......................           3,464           4,100            3,158             3,270             13,193
 Payable to investment adviser
     (Note 3).................          65,706          98,905           65,931            99,790            178,791
 Payable to administrator
     (Note 3).................           3,755           2,058            2,626             4,056              3,747
 Accrued expenses and other
     liabilities..............           8,677           9,228            8,153             5,158             26,419
                                 -------------    -------------    -------------    -------------    ---------------
TOTAL LIABILITIES.............      49,892,160      20,688,862       63,142,475        28,780,917        367,514,081
                                 -------------    -------------    -------------    -------------    ---------------
NET ASSETS....................   $ 258,708,921    $335,663,187     $224,109,716     $ 236,877,175    $ 1,385,279,923
                                 -------------    -------------    -------------    -------------    ---------------
                                 -------------    -------------    -------------    -------------    ---------------

See Notes to Financial Statements

                                                           CORE TRUST (DELAWARE)

                                                                    MAY 31, 1998

- ------------------------------------------------------------------------------

                                                                LARGE             SMALL            SMALL            SMALL
                           INCOME          DISCIPLINED         COMPANY             CAP            COMPANY            CAP
                           EQUITY            GROWTH            GROWTH             INDEX            STOCK            VALUE
                          PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                       ---------------    -------------    ---------------    -------------    -------------    -------------
ASSETS:
 Investments (Note
     2):
  Investments at
      cost..........   $ 1,181,107,714    $ 119,608,219    $   555,644,481    $ 128,934,743    $ 209,732,751    $  97,975,312
  Repurchase
      agreements at
      cost..........                 -                -                  -                -                -                -
  Net unrealized
      appreciation
   (depreciation)...       798,435,839       11,172,163        526,694,218       (6,355,843)      15,925,772        5,377,263
                       ---------------    -------------    ---------------    -------------    -------------    -------------
 TOTAL INVESTMENTS
     AT VALUE.......     1,979,543,553      130,780,382      1,082,338,699      122,578,900      225,658,523      103,352,575
 Collateral for
     securities
     loaned (Notes 2
     and 7).........       325,802,261       37,358,714        268,977,623       13,829,403       37,526,093       13,878,587
 Cash...............                 -                -                  -                -                -                -
 Net receivable for
     forward foreign
     currency
     contracts......                 -                -                  -                -                -                -
 Receivable for
     investments
     sold...........                 -                -                  -                -        1,947,711        1,723,884
 Receivable for
     dividends, and
     interest and
     other
     receivables....         5,739,941           95,910            277,803           61,015           23,103           33,670
 Organization Costs,
     net of
     amortization
     (Note 2).......            11,841                -             11,681                -            3,135                -
                       ---------------    -------------    ---------------    -------------    -------------    -------------
TOTAL ASSETS........     2,311,097,596      168,235,006      1,351,605,806      136,469,318      265,158,565      118,988,716
                       ---------------    -------------    ---------------    -------------    -------------    -------------
LIABILITIES:
 Payable for
     investments
     purchased......        28,624,638                -                  -           63,009        2,554,238          743,479
 Payable for
     securities
     loaned (Notes 2
     and 7).........       325,802,261       37,358,714        268,977,623       13,829,403       37,526,093       13,878,587
 Payable for daily
     variation
     margin on
     financial
     futures
     contracts (Note
     2).............                 -                -                  -           29,275                -                -
 Payable to
     custodian (Note
     3).............            18,011            2,089             10,603            2,025            3,276            1,782
 Payable to
     investment
     adviser (Note
     3).............           836,844           99,859            606,379           26,669          180,220           85,953
 Payable to
     administrator
     (Note 3).......             4,389            3,539              4,844            5,555            4,359            2,997
 Accrued expenses
     and other
     liabilities....             9,320            5,586              8,236           20,937           21,676            6,069
                       ---------------    -------------    ---------------    -------------    -------------    -------------
TOTAL LIABILITIES...       355,295,463       37,469,787        269,607,685       13,976,873       40,289,862       14,718,867
                       ---------------    -------------    ---------------    -------------    -------------    -------------
NET ASSETS..........   $ 1,955,802,133    $ 130,765,219    $ 1,081,998,121    $ 122,492,445    $ 224,868,703    $ 104,269,849
                       ---------------    -------------    ---------------    -------------    -------------    -------------
                       ---------------    -------------    ---------------    -------------    -------------    -------------


                          SMALL            SMALL
                         COMPANY          COMPANY
                          VALUE           GROWTH         INTERNATIONAL
                        PORTFOLIO        PORTFOLIO         PORTFOLIO
                      -------------    -------------    ---------------
ASSETS:
 Investments (Note
     2):
  Investments at
      cost..........  $ 132,400,943    $ 754,874,797    $  753,906,482
  Repurchase
      agreements at
      cost..........              -                -                 -
  Net unrealized
      appreciation
   (depreciation)...     15,120,905      141,601,029       202,916,655
                      -------------    -------------    ---------------
 TOTAL INVESTMENTS
     AT VALUE.......    147,521,848      896,475,826       956,823,137
 Collateral for
     securities
     loaned (Notes 2
     and 7).........     17,596,912                -       178,898,445
 Cash...............              -                -        15,111,999
 Net receivable for
     forward foreign
     currency
     contracts......              -                -         1,576,307
 Receivable for
     investments
     sold...........              -        6,880,944         1,827,558
 Receivable for
     dividends, and
     interest and
     other
     receivables....        144,631           99,793         2,794,106
 Organization Costs,
     net of
     amortization
     (Note 2).......          2,884            2,923             8,821
                      -------------    -------------    ---------------
TOTAL ASSETS........    165,266,275      903,459,486     1,157,040,373
                      -------------    -------------    ---------------
LIABILITIES:
 Payable for
     investments
     purchased......              -        8,637,161        26,406,076
 Payable for
     securities
     loaned (Notes 2
     and 7).........     17,596,912                -       178,898,445
 Payable for daily
     variation
     margin on
     financial
     futures
     contracts (Note
     2).............              -                -                 -
 Payable to
     custodian (Note
     3).............          2,346            9,272            42,049
 Payable to
     investment
     adviser (Note
     3).............        115,298          719,778           347,373
 Payable to
     administrator
     (Note 3).......          5,167            7,014           121,755
 Accrued expenses
     and other
     liabilities....         21,107           23,141            39,089
                      -------------    -------------    ---------------
TOTAL LIABILITIES...     17,740,830        9,396,366       205,854,787
                      -------------    -------------    ---------------
NET ASSETS..........  $ 147,525,445    $ 894,063,120    $  951,185,586
                      -------------    -------------    ---------------
                      -------------    -------------    ---------------

                                                           CORE TRUST (DELAWARE)

 STATEMENTS OF OPERATIONS

- ------------------------------------------------------------------------------

                                                   MANAGED
                                    STABLE          FIXED          POSITIVE       STRATEGIC
                                    INCOME          INCOME       RETURN BOND     VALUE BOND         INDEX
                                  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                 ------------    ------------    ------------    -----------    -------------
INVESTMENT INCOME
 Dividend income..............   $          -    $         -     $         -     $        -     $  17,573,083
 Interest income..............     14,372,161     19,333,965      12,690,152      7,956,239         2,373,273
 Securities lending income
     (Note 2).................         32,479         18,239          88,818         28,889           379,207
                                 ------------    ------------    ------------    -----------    -------------
TOTAL INVESTMENT INCOME.......     14,404,640     19,352,204      12,778,970      7,985,128        20,325,563
                                 ------------    ------------    ------------    -----------    -------------
EXPENSES:
 Advisory (Note 3)............        682,043        975,529         727,322        601,240         1,709,358
 Administration (Note 3)......        131,004        155,632         120,200         60,122           652,010
 Custody (Note 3).............         37,735         42,809          35,714         20,709           128,957
 Accounting (Note 3)..........         94,000         88,000          60,500         49,500           142,000
 Legal........................          1,912          2,220           1,793          1,254            17,521
 Audit........................         15,968         15,968          15,968         14,500            34,023
 Trustees.....................          1,594          1,647           1,626            725             3,110
 Amortization of organization
     costs (Note 2)...........          2,234          2,221           2,221              -             6,072
 Miscellaneous................          8,541          8,392           2,201          2,778            67,941
                                 ------------    ------------    ------------    -----------    -------------
TOTAL EXPENSES................        975,031      1,292,418         967,545        750,828         2,760,992
  FEES WAIVED (Note 4)........       (127,246)      (153,576)       (117,575)       (56,068)         (648,264)
                                 ------------    ------------    ------------    -----------    -------------
NET EXPENSES..................        847,785      1,138,842         849,970        694,760         2,112,728
                                 ------------    ------------    ------------    -----------    -------------
NET INVESTMENT INCOME
    (LOSS)....................     13,556,855     18,213,362      11,929,000      7,290,368        18,212,835
                                 ------------    ------------    ------------    -----------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS:
 Net Realized Gain (Loss) from
   Securities.................        423,040      2,891,576       6,562,062         67,326        30,466,020
   Foreign currency
       transactions...........              -              -               -              -                 -
   Financial futures
       transactions...........              -              -               -              -        10,111,823
                                 ------------    ------------    ------------    -----------    -------------
 Net Realized Gain (Loss) from
     investments..............        423,040      2,891,576       6,562,062         67,326        40,577,843
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
   Securities.................        333,836      5,029,200      13,771,972      1,829,598       232,903,674
   Foreign currency
       transactions...........              -              -               -              -                 -
   Financial futures
       transactions...........              -              -               -              -          (587,949)
                                 ------------    ------------    ------------    -----------    -------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
     Investments..............        333,836      5,029,200      13,771,972      1,829,598       232,315,725
                                 ------------    ------------    ------------    -----------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS...............        756,876      7,920,776      20,334,034      1,896,924       272,893,568
                                 ------------    ------------    ------------    -----------    -------------
INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................   $ 14,313,731    $26,134,138     $32,263,034     $9,187,292     $ 291,106,403
                                 ------------    ------------    ------------    -----------    -------------
                                 ------------    ------------    ------------    -----------    -------------
(a) Beginning of Period.......   Jun 1, 1997     Jun 1, 1997     Jun 1, 1997     Oct 1, 1997     Jun 1, 1997
(b) Net of unrecoverable
    foreign withholding taxes
    of $1,559,177

See accompanying Notes to Financial Statements

                                                           CORE TRUST (DELAWARE)

                                           FOR THE PERIOD ENDED MAY 31, 1998 (a)

- ------------------------------------------------------------------------------

                                    INCOME        DISCIPLINED     LARGE COMPANY     SMALL CAP      SMALL COMPANY     SMALL CAP
                                    EQUITY           GROWTH          GROWTH           INDEX            STOCK           VALUE
                                  PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                --------------   --------------   -------------   --------------   -------------   --------------
INVESTMENT INCOME
 Dividend income..............  $   33,794,578   $     941,034    $  5,487,382    $     113,563    $  1,070,726    $     341,645
 Interest income..............       1,311,997         226,497         523,451          168,627       1,000,834          207,609
 Securities lending income
     (Note 2).................         256,026          15,873         421,025            3,032         221,189            7,746
                                --------------   --------------   -------------   --------------   -------------   --------------
TOTAL INVESTMENT INCOME.......      35,362,601       1,183,404       6,431,858          285,222       2,292,749          557,000
                                --------------   --------------   -------------   --------------   -------------   --------------
EXPENSES:
 Advisory (Note 3)............       7,756,161         679,865       6,448,644           45,748       3,024,869          580,454
 Administration (Note 3)......         860,981          37,764         576,913            9,156         197,912           30,550
 Custody (Note 3).............         170,123          14,658         114,210            3,471          48,610           12,174
 Accounting (Note 3)..........          77,500          49,500          79,500           24,067          75,000           47,000
 Legal........................          12,639           1,093           8,595               66           4,082              898
 Audit........................          16,285          13,500          14,968           14,500          27,859           13,500
 Trustees.....................           3,564             684           2,940              300           1,843              668
 Amortization of organization
     costs (Note 2)...........           2,963               -           2,917                -           2,088                -
 Miscellaneous................          15,980           2,051          10,127              792           7,733            2,612
                                --------------   --------------   -------------   --------------   -------------   --------------
TOTAL EXPENSES................       8,916,196         799,115       7,258,814           98,100       3,389,996          687,856
  FEES WAIVED (Note 4)........        (856,592)        (34,231)       (572,067)          (3,594)       (193,557)         (27,553)
                                --------------   --------------   -------------   --------------   -------------   --------------
NET EXPENSES..................       8,059,604         764,884       6,686,747           94,506       3,196,439          660,303
                                --------------   --------------   -------------   --------------   -------------   --------------
NET INVESTMENT INCOME
    (LOSS)....................      27,302,997         418,520        (254,889)         190,716        (903,690)        (103,303)
                                --------------   --------------   -------------   --------------   -------------   --------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS:
 Net Realized Gain (Loss) from
   Securities.................      21,124,145      (4,466,320)    103,483,455             (887)     75,015,565       (2,328,929)
   Foreign currency
       transactions...........               -               -               -                -               -                -
   Financial futures
       transactions...........               -               -               -          (30,973)              -                -
                                --------------   --------------   -------------   --------------   -------------   --------------
 Net Realized Gain (Loss) from
     investments..............      21,124,145      (4,466,320)    103,483,455          (31,860)     75,015,565       (2,328,929)
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
   Securities.................     331,743,519      11,172,163     175,686,535       (6,355,843)    (41,102,519)       5,377,263
   Foreign currency
       transactions...........               -               -               -                -               -                -
   Financial futures
       transactions...........               -               -               -         (374,725)              -                -
                                --------------   --------------   -------------   --------------   -------------   --------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
     Investments..............     331,743,519      11,172,163     175,686,535       (6,730,568)    (41,102,519)       5,377,263
                                --------------   --------------   -------------   --------------   -------------   --------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS...............     352,867,664       6,705,843     279,169,990       (6,762,428)     33,913,046        3,048,334
                                --------------   --------------   -------------   --------------   -------------   --------------
INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................  $  380,170,661   $   7,124,363    $278,915,101    $  (6,571,712)   $ 33,009,356    $   2,945,031
                                --------------   --------------   -------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------   -------------   --------------
(a) Beginning of Period.......   Jun 1, 1997      Oct 1, 1997      Jun 1, 1997     Apr 9, 1998      Jun 1, 1997     Oct 1, 1997
(b) Net of unrecoverable
    foreign withholding taxes
    of $1,559,177

                                   SMALL
                                  COMPANY      SMALL COMPANY
                                   VALUE          GROWTH       INTERNATIONAL
                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                ------------   -------------   -------------
INVESTMENT INCOME
 Dividend income..............  $ 2,589,822    $  2,332,991    $ 11,873,542(b)
 Interest income..............      206,113       2,124,402       3,941,336
 Securities lending income
     (Note 2).................      107,342               -         365,494
                                ------------   -------------   -------------
TOTAL INVESTMENT INCOME.......    2,903,277       4,457,393      16,180,372
                                ------------   -------------   -------------
EXPENSES:
 Advisory (Note 3)............    1,558,410       7,752,366       3,832,528
 Administration (Note 3)......      101,259         486,767       1,209,182
 Custody (Note 3).............       30,974         101,137         511,866
 Accounting (Note 3)..........       74,000          78,000         121,500
 Legal........................        2,416           8,285           9,665
 Audit........................       26,542          32,359          44,573
 Trustees.....................        1,515           2,611           2,676
 Amortization of organization
     costs (Note 2)...........        1,920           1,944           6,072
 Miscellaneous................        7,597          13,515          42,163
                                ------------   -------------   -------------
TOTAL EXPENSES................    1,804,633       8,476,984       5,780,225
  FEES WAIVED (Note 4)........      (96,092)       (479,752)       (117,141)
                                ------------   -------------   -------------
NET EXPENSES..................    1,708,541       7,997,232       5,663,084
                                ------------   -------------   -------------
NET INVESTMENT INCOME
    (LOSS)....................    1,194,736      (3,539,839)     10,517,288
                                ------------   -------------   -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS:
 Net Realized Gain (Loss) from
   Securities.................   49,410,647     157,449,385      15,722,123
   Foreign currency
       transactions...........            -               -       3,063,593
   Financial futures
       transactions...........            -               -               -
                                ------------   -------------   -------------
 Net Realized Gain (Loss) from
     investments..............   49,410,647     157,449,385      18,785,716
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
   Securities.................    1,904,286      (8,948,010)     76,972,797
   Foreign currency
       transactions...........            -               -       2,006,982
   Financial futures
       transactions...........            -               -               -
                                ------------   -------------   -------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
     Investments..............    1,904,286      (8,948,010)     78,979,779
                                ------------   -------------   -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS...............   51,314,933     148,501,375      97,765,495
                                ------------   -------------   -------------
INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................  $52,509,669    $144,961,536    $108,282,783
                                ------------   -------------   -------------
                                ------------   -------------   -------------
(a) Beginning of Period.......  Jun 1, 1997     Jun 1, 1997     Jun 1, 1997
(b) Net of unrecoverable
    foreign withholding taxes
    of $1,559,177

                                                           CORE TRUST (DELAWARE)

 STATEMENTS OF CHANGES IN NET ASSETS

- ------------------------------------------------------------------------------

                                                                                      STRATEGIC
                                    STABLE        MANAGED FIXED      POSITIVE           VALUE
                                    INCOME           INCOME         RETURN BOND         BOND              INDEX
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                 -------------    -------------    -------------    -------------    ---------------
NET ASSETS, MAY 31, 1996......   $           -    $          -     $          -     $          -     $   360,469,155
                                 -------------    -------------    -------------    -------------    ---------------
OPERATIONS
 Net investment income........               -               -                -                -           7,998,685
 Net realized gain on
     investments sold.........               -               -                -                -          11,395,983
 Net change in unrealized
     appreciation on
     investments..............               -               -                -                -          85,427,079
                                 -------------    -------------    -------------    -------------    ---------------
 Net increase in net assets
     resulting from
     operations...............               -               -                -                -         104,821,747
                                 -------------    -------------    -------------    -------------    ---------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................               -               -                -                -          41,212,190
 Withdrawals..................               -               -                -                -         (50,510,474)
                                 -------------    -------------    -------------    -------------    ---------------
 Net increase (decrease) from
     transactions in
     investors' beneficial
     interest.................               -               -                -                -          (9,298,284)
                                 -------------    -------------    -------------    -------------    ---------------
NET INCREASE IN NET ASSETS....               -               -                -                -          95,523,463
                                 -------------    -------------    -------------    -------------    ---------------
NET ASSETS, MAY 31, 1997
    (a).......................               -               -                -                -         455,992,618
                                 -------------    -------------    -------------    -------------    ---------------
OPERATIONS
 Net investment income
     (loss)...................      13,556,855      18,213,362       11,929,000        7,290,368          18,212,835
 Net realized gain (loss) on
     investments sold.........         423,040       2,891,576        6,562,062           67,326          40,577,843
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............         333,836       5,029,200       13,771,972        1,829,598         232,315,725
                                 -------------    -------------    -------------    -------------    ---------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................      14,313,731      26,134,138       32,263,034        9,187,292         291,106,403
                                 -------------    -------------    -------------    -------------    ---------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions (Note 9).......     329,276,657     374,891,352      255,480,588      254,050,881         791,000,962
 Withdrawals..................     (84,881,467)    (65,362,303)     (63,633,906)     (26,360,998)       (152,820,060)
                                 -------------    -------------    -------------    -------------    ---------------
 Net increase from
     transactions in
     investors' beneficial
     interest.................     244,395,190     309,529,049      191,846,682      227,689,883         638,180,902
                                 -------------    -------------    -------------    -------------    ---------------
NET INCREASE IN NET ASSETS....     258,708,921     335,663,187      224,109,716      236,877,175         929,287,305
                                 -------------    -------------    -------------    -------------    ---------------
NET ASSETS, MAY 31, 1998......   $ 258,708,921    $335,663,187     $224,109,716     $236,877,175     $ 1,385,279,923
                                 -------------    -------------    -------------    -------------    ---------------
                                 -------------    -------------    -------------    -------------    ---------------
(a) Beginning of Period.......    Jun 1, 1997      Jun 1, 1997      Jun 1, 1997      Oct 1, 1997       Jun 1, 1997

See accompanying Notes to Financial Statements

                                                           CORE TRUST (DELAWARE)

                            FOR THE YEARS OR PERIODS ENDED MAY 31, 1997 AND 1998

- ------------------------------------------------------------------------------

                                     INCOME          DISCIPLINED      LARGE COMPANY       SMALL CAP      SMALL COMPANY
                                     EQUITY            GROWTH            GROWTH             INDEX            STOCK
                                    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                 ---------------    -------------    ---------------    -------------    --------------
NET ASSETS, MAY 31, 1996......   $             -    $          -     $             -    $          -     $           -
                                 ---------------    -------------    ---------------    -------------    --------------
OPERATIONS
 Net investment income........                 -               -                   -               -                 -
 Net realized gain on
     investments sold.........                 -               -                   -               -                 -
 Net change in unrealized
     appreciation on
     investments..............                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
 Net increase in net assets
     resulting from
     operations...............                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................                 -               -                   -               -                 -
 Withdrawals..................                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
 Net increase (decrease) from
     transactions in
     investors' beneficial
     interest.................                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
NET INCREASE IN NET ASSETS....                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
NET ASSETS, MAY 31, 1997
    (a).......................                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
OPERATIONS
 Net investment income
     (loss)...................        27,302,997         418,520            (254,889)        190,716          (903,690)
 Net realized gain (loss) on
     investments sold.........        21,124,145      (4,466,320)        103,483,455         (31,860)       75,015,565
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............       331,743,519      11,172,163         175,686,535      (6,730,568)      (41,102,519)
                                 ---------------    -------------    ---------------    -------------    --------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................       380,170,661       7,124,363         278,915,101      (6,571,712)       33,009,356
                                 ---------------    -------------    ---------------    -------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions (Note 9).......     1,656,178,203     127,393,238       1,039,939,974     130,179,195       462,417,317
 Withdrawals..................       (80,546,731)     (3,752,382)       (236,856,954)     (1,115,038)     (270,557,970)
                                 ---------------    -------------    ---------------    -------------    --------------
 Net increase from
     transactions in
     investors' beneficial
     interest.................     1,575,631,472     123,640,856         803,083,020     129,064,157       191,859,347
                                 ---------------    -------------    ---------------    -------------    --------------
NET INCREASE IN NET ASSETS....     1,955,802,133     130,765,219       1,081,998,121     122,492,445       224,868,703
                                 ---------------    -------------    ---------------    -------------    --------------
NET ASSETS, MAY 31, 1998......   $ 1,955,802,133    $130,765,219     $ 1,081,998,121    $122,492,445     $ 224,868,703
                                 ---------------    -------------    ---------------    -------------    --------------
                                 ---------------    -------------    ---------------    -------------    --------------
(a) Beginning of Period.......     Jun 1, 1997       Oct 1, 1997       Jun 1, 1997       Apr 9, 1998      Jun 1, 1997


                                  SMALL CAP      SMALL COMPANY    SMALL COMPANY
                                    VALUE            VALUE            GROWTH        INTERNATIONAL
                                  PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                -------------    -------------    --------------    --------------
NET ASSETS, MAY 31, 1996......  $          -     $          -     $           -     $ 439,815,157
                                -------------    -------------    --------------    --------------
OPERATIONS
 Net investment income........             -                -                 -         7,278,121
 Net realized gain on
     investments sold.........             -                -                 -        11,031,767
 Net change in unrealized
     appreciation on
     investments..............             -                -                 -        41,949,537
                                -------------    -------------    --------------    --------------
 Net increase in net assets
     resulting from
     operations...............             -                -                 -        60,259,425
                                -------------    -------------    --------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................             -                -                 -       108,485,326
 Withdrawals..................             -                -                 -       (69,263,029)
                                -------------    -------------    --------------    --------------
 Net increase (decrease) from
     transactions in
     investors' beneficial
     interest.................             -                -                 -        39,222,297
                                -------------    -------------    --------------    --------------
NET INCREASE IN NET ASSETS....             -                -                 -        99,481,722
                                -------------    -------------    --------------    --------------
NET ASSETS, MAY 31, 1997
    (a).......................             -                -                 -       539,296,879
                                -------------    -------------    --------------    --------------
OPERATIONS
 Net investment income
     (loss)...................      (103,303)       1,194,736        (3,539,839)       10,517,288
 Net realized gain (loss) on
     investments sold.........    (2,328,929)      49,410,647       157,449,385        18,785,716
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............     5,377,263        1,904,286        (8,948,010)       78,979,779
                                -------------    -------------    --------------    --------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................     2,945,031       52,509,669       144,961,536       108,282,783
                                -------------    -------------    --------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions (Note 9).......   109,215,794      182,821,915       893,179,444       406,915,054
 Withdrawals..................    (7,890,976)     (87,806,139)     (144,077,860)     (103,309,130)
                                -------------    -------------    --------------    --------------
 Net increase from
     transactions in
     investors' beneficial
     interest.................   101,324,818       95,015,776       749,101,584       303,605,924
                                -------------    -------------    --------------    --------------
NET INCREASE IN NET ASSETS....   104,269,849      147,525,445       894,063,120       411,888,707
                                -------------    -------------    --------------    --------------
NET ASSETS, MAY 31, 1998......  $104,269,849     $147,525,445     $ 894,063,120     $ 951,185,586
                                -------------    -------------    --------------    --------------
                                -------------    -------------    --------------    --------------
(a) Beginning of Period.......   Oct 1, 1997      Jun 1, 1997      Jun 1, 1997       Jun 1, 1997

                                                           CORE TRUST (DELAWARE)

 FINANCIAL HIGHLIGHTS

- ------------------------------------------------------------------------------

                                                           RATIO TO
                                                            AVERAGE
                                                         NET ASSETS(a)
                                          -------------------------------------------
                                             NET
                                          INVESTMENT                                     PORTFOLIO    AVERAGE
                                            INCOME          NET                          TURNOVER    COMMISSION
                                            (LOSS)       EXPENSES      GROSS EXPENSES      RATE       RATE(b)
                                          ----------    -----------    --------------    --------    ----------
 STABLE INCOME PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    5.96%          0.37%           0.43%          37.45%          N/A
 MANAGED FIXED INCOME PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    6.53%          0.41%           0.46%          91.59%          N/A
 POSITIVE RETURN BOND PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    5.74%          0.41%           0.47%          68.18%          N/A
 STRATEGIC VALUE BOND PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  October 1, 1997(c) to May 31, 1998....    6.06%          0.58%           0.62%         134.56%          N/A
 INDEX PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997 to May 31, 1998..........    1.60%          0.19%           0.24%           6.68%      $0.0339
  June 1, 1996 to May 31, 1997..........    2.03%          0.11%           0.31%           7.29%       0.0444
  November 1, 1995 to May 31, 1996......    2.35%          0.17%           0.32%           7.21%       0.0501
  November 11, 1994(c) to October 31,
    1995................................    2.42%          0.17%           0.33%           7.73%          N/A
 INCOME EQUITY PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    1.76%          0.52%           0.57%           3.49%      $0.0585
 DISCIPLINED GROWTH PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  October 1, 1997(c) to May 31, 1998....    0.55%          1.01%           1.06%          68.08%      $0.0553
 LARGE COMPANY GROWTH PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......   (0.03%)         0.67%           0.73%          13.03%      $0.0552
 SMALL CAP INDEX PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  April 9, 1998(c) to May 31, 1998......    1.04%          0.52%           0.54%           2.25%      $0.0199
 SMALL COMPANY STOCK PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......   (0.27%)         0.95%           1.01%         166.16%      $0.0616
 SMALL CAP VALUE PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  October 1, 1997(c) to May 31, 1998....   (0.17%)         1.08%           1.13%          79.43%      $0.0556
 SMALL COMPANY VALUE PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    0.69%          0.99%           1.04%          99.08%      $0.0522
 SMALL COMPANY GROWTH PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......   (0.41%)         0.93%           0.98%         123.36%      $0.0567
 INTERNATIONAL PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997 to May 31, 1998..........    1.23%          0.66%           0.68%          36.96%      $0.0194
  June 1, 1996 to May 31, 1997..........    1.53%          0.19%           0.67%          53.32%       0.0244
  November 1, 1995 to May 31, 1996......    1.75%          0.23%           0.68%          17.58%       0.0247
  November 11, 1994(c) to October 31,
    1995................................    1.94%          0.25%           0.70%          28.19%          N/A

- ------------------------------
(a) Ratios for periods of less than one year are annualized

(b) For fiscal years ending after September 1, 1995, the Portfolios are required to disclose average commissions per share paid to brokers on the purchase and sale of equity securities

(c) Commencement of operations

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS                                      MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Core Trust (Delaware) ("Core Trust"), organized as a Delaware business trust, was formed on September 1, 1994. Core Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act"), currently has twenty-one separate investment portfolios. These financial statements relate to the following fourteen diversified portfolios (each a "Portfolio" and collectively the "Portfolios"), which commenced operations on the following dates:

Stable Income Portfolio.................  June 1, 1997
Managed Fixed Income Portfolio..........  June 1, 1997
Positive Return Bond Portfolio..........  June 1, 1997
Strategic Value Bond Portfolio..........  October 1, 1997
Index Portfolio.........................  November 11, 1994
Income Equity Portfolio.................  June 1, 1997
Disciplined Growth Portfolio............  October 1, 1997
Large Company Growth Portfolio..........  June 1, 1997
Small Cap Index Portfolio...............  April 9, 1998
Small Company Stock Portfolio...........  June 1, 1997
Small Cap Value Portfolio...............  October 1, 1997
Small Company Value Portfolio...........  June 1, 1997
Small Company Growth Portfolio..........  June 1, 1997
International Portfolio.................  November 11, 1994

On June 1, 1997, the following transactions occurred (1) Small Company Portfolio was divided into Small Company Stock Portfolio, Small Company Value Portfolio and Small Company Growth Portfolio; its assets were divided by investment style; and (2) International Portfolio merged into another portfolio of Core Trust, International Portfolio II. The combined portfolio was named International Portfolio.

Interests in the Portfolios are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following represents significant accounting policies of the
Portfolios:

SECURITIES VALUATION--Short-term securities that mature in sixty days or less are valued at amortized cost. Equity securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. If no mean price is available, the last bid price is used. Fixed income and other securities, for which market quotations are readily available, are valued using the mean of the bid and ask prices provided by independent pricing services. If no mean price is available, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. With respect to dividends on foreign securities, certain instances may arise where a Portfolio is not notified of a dividend until after the ex-dividend date has passed. In these instances a dividend is recorded as soon as the Portfolio is informed of the dividend. Dividend income is recorded net of unrecoverable withholding tax. Interest income, including amortization of premium or accretion of discount is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gains and losses are converted to U.S. dollars using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

International Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gain or loss; realized gain or loss include net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURES CONTRACTS--Each Portfolio may invest in stock index futures contracts to enhance its return and hedge against a decline in the value of securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

REPURCHASE AGREEMENTS--Each Portfolio may invest in repurchase agreements. Each Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolios may have difficulty with the disposition of any securities held as collateral.

SECURITY LOANS--The Portfolios receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Portfolio also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral equal to at least 102% of the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio.

ORGANIZATIONAL COSTS--The costs incurred by Stable Income Portfolio, Managed Fixed Income Portfolio, Positive Return Bond Portfolio, Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio and International Portfolio in connection with their organization have been capitalized and are being amortized using the straight line method over a five year period beginning on the commencement of each Portfolio's operations.

EXPENSE ALLOCATION--Core Trust accounts separately for the assets and liabilities and operations of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios in proportion to each Portfolio's net assets.

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER--The investment adviser of each Portfolio, except International Portfolio, is Norwest Investment Management, Inc. ("Adviser"), an indirect subsidiary of Norwest Corporation. The investment adviser of International Portfolio is Schroder Capital Management International Inc. ("Schroder"). Schroder is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders PLC. The Adviser has retained the services of certain of its affiliates as investment subadvisers (Galliard Capital Management, Inc., Crestone Capital Management, Inc., Peregrine Capital Management, Inc., and Smith Asset Management, Inc.) on selected Portfolios. The fees related to subadvisory services are borne directly by the Adviser and do not increase the overall fees paid by the Portfolios to the Adviser. The investment advisory fee and the associated subadviser are as follows:

                                            INVESTMENT
                                           ADVISORY FEE              SUBADVISER
                                          --------------   ------------------------------
                                                           Galliard Capital Management,
Stable Income Portfolio.................           0.30%   Inc.
                                                           Galliard Capital Management,
Managed Fixed Income Portfolio..........           0.35%   Inc.
                                                           Peregrine Capital Management,
Positive Return Bond Portfolio..........           0.35%   Inc.
                                                           Galliard Capital Management,
Strategic Value Bond Portfolio..........           0.50%   Inc.
Index Portfolio.........................           0.15%   -
Income Equity Portfolio.................           0.50%   -
Disciplined Growth Portfolio............           0.90%   Smith Asset Management, Inc.
                                                           Peregrine Capital Management,
Large Company Growth Portfolio..........           0.65%   Inc.
Small Cap Index Portfolio...............           0.25%   -
                                                           Crestone Capital Management,
Small Company Stock Portfolio...........           0.90%   Inc.
Small Cap Value Portfolio...............           0.95%   Smith Asset Management, Inc.
                                                           Peregrine Capital Management,
Small Company Value Portfolio...........           0.90%   Inc.
                                                           Peregrine Capital Management,
Small Company Growth Portfolio..........           0.90%   Inc.
International Portfolio.................           0.45%   -

ADMINISTRATIVE AND OTHER SERVICES--Forum Administrative Services, LLC ("FAdS") is the administrator to Core Trust and receives a fee with respect to each Portfolio (other than the International Portfolio) at an annual rate of 0.05% of the Portfolio's average daily net assets. With respect to International Portfolio, FAdS receives a fee at an annual rate of 0.15% of the Portfolio's average daily net assets. In addition, for the year ended May 31, 1998, certain legal expenses were charged to the Portfolios by FAdS aggregating $7,889.

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH
AFFILIATES (CONTINUED)

Norwest Bank Minnesota, N.A. ("Norwest") serves as the custodian for each Portfolio and may appoint certain subcustodians to custody those portfolios' foreign securities and other assets held in foreign countries. Norwest receives a fee with respect to each Portfolio (other than International Portfolio) at an annual rate of 0.02% of the first $100 million of the Portfolio's average daily net assets, 0.015% of the next $100 million of the Portfolio's average daily net assets and 0.01% of the remaining Portfolio's average daily net assets. With respect to International Portfolio Norwest receives a fee at an annual rate of 0.07% of the Portfolio's average daily net assets. Norwest also receives transaction fees for providing services in connection with the securities lending program.

OTHER SERVICE PROVIDER--Forum Accounting Services, LLC, an affiliate of FAdS, provides portfolio accounting and interestholder recordkeeping services to each Portfolio.

 NOTE 4. WAIVERS

For the year ended May 31, 1998, fees waived by the Portfolios' service providers were as follows:

                                           FEES WAIVED
                                             BY FADS
                                          --------------
Stable Income Portfolio.................      $ 127,246
Managed Fixed Income Portfolio..........        153,576
Positive Return Bond Portfolio..........        117,575
Strategic Value Bond Portfolio..........         56,068
Index Portfolio.........................        648,264
Income Equity Portfolio.................        856,592
Disciplined Growth Portfolio............         34,231
Large Company Growth Portfolio..........        572,067
Small Cap Index Portfolio...............          3,594
Small Company Stock Portfolio...........        193,557
Small Cap Value Portfolio...............         27,553
Small Company Value Portfolio...........         96,092
Small Company Growth Portfolio..........        479,752
International Portfolio.................              -

Schroder waived investment advisory fees of $117,141 for International
Portfolio.

 NOTE 5. FEDERAL INCOME TAXES

The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gain and loss of the Portfolios are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Portfolios regardless of whether such interest, dividends or gain have been distributed by the Portfolios.

The Portfolios use the "aggregate method" (as described in the applicable regulation under the Internal Revenue Code) for allocation of capital gains and losses to interestholders. On September 29, 1997, Stable Income Portfolio, Managed Fixed Income Portfolio, Positive Return Bond Portfolio, Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio and International Portfolio, applied to the Internal Revenue Service for permission to use the aggregate method for the allocation of capital gains and losses from the sale of securities contributed by their respective interestholders on June 1, 1997. On January 23, 1998, Income Equity Portfolio, Small Company Stock Portfolio, and Small Company Growth Portfolio applied to the Internal Revenue Service for permission to use the aggregate method for securities contributed by the respective interestholders on September 15, 1997. The requests are pending. Without permission to use the aggregate method an adjustment of the allocation to interestholders of capital gains and losses, if any, from the sale of such contributed securities may result.

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 6. SECURITIES TRANSACTIONS

The cost of purchases and the proceeds from sales (including maturities) of securities (excluding short-term investments) for the year ended May 31, 1998, were as follows:

                                                       COST OF       PROCEEDS
                                                      PURCHASES     FROM SALES
                                                    -------------  -------------
Stable Income Portfolio...........................  $ 202,155,631  $  96,703,273
Managed Fixed Income Portfolio....................    411,403,297    253,592,415
Positive Return Bond Portfolio....................    125,225,799    130,641,342
Strategic Value Bond Portfolio....................    490,325,953    252,097,983
Index Portfolio...................................    235,511,483     70,927,993
Income Equity Portfolio...........................    245,713,956     54,216,439
Disciplined Growth Portfolio......................    196,312,110     75,672,417
Large Company Growth Portfolio....................    128,062,599    245,902,971
Small Cap Index Portfolio.........................    123,631,405      2,652,319
Small Company Stock Portfolio.....................    520,863,741    710,864,848
Small Cap Value Portfolio.........................    165,688,041     71,025,157
Small Company Value Portfolio.....................    167,377,489    234,211,616
Small Company Growth Portfolio....................  1,043,674,183  1,032,347,981
International Portfolio...........................    293,622,245    253,418,671

For federal income tax purposes, the tax basis of investment securities owned as of May 31, 1998, and the aggregate gross unrealized appreciation and the aggregate unrealized depreciation based on identified tax cost as of May 31, 1998 were as follows:

                                               TAX         UNREALIZED      UNREALIZED     APPRECIATION
                                           COST BASIS     APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                          -------------   -------------   -------------   -------------
Stable Income Portfolio.................  $ 254,715,158   $    824,915    $    485,478    $    339,437
Managed Fixed Income Portfolio..........    325,904,678      6,061,393         803,268       5,258,125
Positive Return Bond Portfolio..........    211,370,154     11,309,354         221,346      11,088,008
Strategic Value Bond Portfolio..........    233,136,332      2,070,355         359,886       1,710,469
Index Portfolio.........................    860,960,624    543,020,760      20,120,865     522,899,895
Income Equity Portfolio.................  1,181,109,593    807,396,409       8,962,449     798,433,960
Disciplined Growth Portfolio............    119,608,219     14,415,957       3,243,794      11,172,163
Large Company Growth Portfolio..........    555,981,911    535,736,259       9,379,471     526,356,788
Small Cap Index Portfolio...............    128,961,254      2,874,666       9,257,020      (6,382,354)
Small Company Stock Portfolio...........    210,552,408     29,673,505      14,567,390      15,106,115
Small Cap Value Portfolio...............     97,979,208      9,917,633       4,544,266       5,373,367
Small Company Value Portfolio...........    132,761,510     20,118,968       5,358,630      14,760,338
Small Company Growth Portfolio..........    755,850,316    171,672,271      31,046,761     140,625,510
International Portfolio.................    753,907,608    271,142,246      68,226,717     202,915,529

 NOTE 7. PORTFOLIO SECURITIES LOANED

As of May 31, 1998, certain Portfolios had loaned portfolio investments in return for cash collateral which was invested in various short-term fixed income securities. Norwest receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral were as follows:

                                           SECURITIES      COLLATERAL
                                          -------------   -------------
Stable Income Portfolio.................  $  47,461,675   $  49,810,558
Managed Fixed Income Portfolio..........     19,606,649      20,574,571
Positive Return Bond Portfolio..........     60,097,016      63,062,607
Strategic Value Bond Portfolio..........     26,612,101      27,843,961
Index Portfolio.........................    349,029,995     366,750,637
Income Equity Portfolio.................    310,321,380     325,802,261
Disciplined Growth Portfolio............     35,553,274      37,358,714
Large Company Growth Portfolio..........    256,884,617     268,977,623
Small Cap Index Portfolio...............     13,458,322      13,829,403
Small Company Stock Portfolio...........     35,750,846      37,526,093
Small Cap Value Portfolio...............     13,222,030      13,878,587
Small Company Value Portfolio...........     16,725,751      17,596,912
International Portfolio.................    173,070,923     178,898,445

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 8. CONCENTRATION OF CREDIT RISK

International Portfolio invests in countries which may involve greater risks. The consequences of political, social, or economic events in these markets my have disruptive effects on the market prices of the Portfolio's investments.

 NOTE 9. CONTRIBUTION OF SECURITIES

After the close of business on May 31, 1997, International Portfolio (prior to June 1, 1997 named International Portfolio II) merged with a former portfolio of Core Trust. In that transaction International Portfolio acquired the assets and assumed the liabilities of the former portfolio in exchange for an interest in International Portfolio equal in value to the net asset value of the former portfolio. The former portfolio had the same investment objective and investment policies as International Portfolio. The merger, which was not subject to interestholder approval, was accomplished without the recognition of gain or loss. The former portfolio contributed net assets with a value of $232,334,610 and the net assets of International Portfolio immediately after the transaction was $771,507,344.

Also after the close of business on May 31, 1997, Small Company Portfolio (a former Portfolio of Core Trust) divided into three portfolios-Small Company Stock Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. The assets of Small Company Portfolio (and the related liabilities) were divided in accordance with the investment style to which the assets had been allocated. The division, which was not subject to interestholder approval, was accomplished without the recognition of gain or loss. Small Company Portfolio's net assets were divided as follows: Small Company Stock Portfolio, $178,533,353; Small Company Growth Portfolio, $167,525,486; and Small Company Value Portfolio, $165,287,781.

In connection with the merger and division, and the contemporaneous commencement of operations of certain portfolios on June 1, 1997, certain investors contributed all or a portion of their net assets to the portfolios listed in the following table.

                                             INVESTOR CONTRIBUTIONS
                                          -----------------------------
                                               NET         UNREALIZED
PORTFOLIO                                    ASSETS        GAIN/(LOSS)
- ----------------------------------------  -------------   -------------
Stable Income Portfolio.................  $ 205,865,654   $       5,601
Managed Fixed Income Portfolio..........    186,226,721         229,550
Positive Return Bond Portfolio..........    186,707,645      (2,426,230)
Index Portfolio.........................    512,437,536     115,520,269
Income Equity Portfolio.................    955,691,053     110,368,720
Large Company Growth Portfolio..........    615,745,586     276,554,260
Small Company Stock Portfolio...........    355,894,495      50,282,300
Small Company Value Portfolio...........    165,287,781      13,216,619
Small Company Growth Portfolio..........    756,220,600     150,549,039
International Portfolio.................    232,334,610      33,714,226

Additionally, on September 15, 1997, certain investors contributed net assets to the portfolios listed in the following table:

                                             INVESTOR CONTRIBUTIONS
                                          -----------------------------
                                               NET         UNREALIZED
PORTFOLIO                                    ASSETS        GAIN/(LOSS)
- ----------------------------------------  -------------   -------------
Income Equity Portfolio.................  $ 477,132,067   $190,138,062
Small Company Stock Portfolio...........     45,144,489      6,745,993
Small Company Growth Portfolio..........    140,475,014     40,180,322

                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS                                           MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

- -----------------------------------------------------------------
                         STABLE INCOME PORTFOLIO
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (16.4%)
   1,412,875    AFC Home Equity Loan Trust Series 1995-2
                  A1, 7.41% V/R, 7/25/26                  $     1,421,505
   3,500,000    Aesop Funding II LLC,
                  Series 1997-1 A1, 6.22% V/R,
                  10/20/01(b)                                   3,529,628
      61,006    Bear Stearns Secured Investors Trust,
                  Series 1991-2 H, 7.50% V/R, 9/20/20              60,918
   4,000,000    DreamWorks Film Trust, 5.88% V/R,
                  10/15/05                                      4,000,056
   1,500,000    EQCC Home Equity Loan Trust, Series
                  1995-3 A4, 7.10%, 2/15/12                     1,543,103
   2,928,803    GMAC, Commercial Mortgage Securities,
                  Inc., Series 1996-C1 A1, 6.16% V/R,
                  10/15/28                                      2,930,927
   5,105,000    Green Tree Financial Corp., Series
                  1993-4 A3, 6.25%, 1/15/19                     5,123,097
   1,075,000    Green Tree Financial Corp., Series
                  1994-1 A3, 6.90%, 4/15/19                     1,088,712
   2,274,717    Green Tree Financial Corp., Serie
                  1995-5 A3, 6.25%, 9/15/26                     2,280,529
   3,500,000    HCLT, Series 1997-1 A3, 6.01% V/R,
                  3/15/07                                       3,493,350
   5,000,000    HCLT, Series 1997-2 A3, 6.06% V/R,
                  11/15/07                                      5,004,120
   2,400,000    Keystone Home Improvement Loan Trust,
                  Series 1997-P2 IA3, 6.99%, 4/25/14            2,417,954
   4,500,000    Loop Funding Master Trust, Series
                  1997-A144 B1, 6.06% V/R, 12/26/07             4,504,343
   1,231,444    MLMI, Inc., Series 1987-C A, 10.10%,
                  12/15/07                                      1,267,851
   3,105,521    Sequoia Mortgage Trust, Series 2 A1,
                  6.49% V/R, 10/25/24                           3,144,271
                                                          ---------------

TOTAL ASSET BACKED SECURITIES (COST $41,696,869)               41,810,364
                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (23.0%)
   2,112,955    Commercial Loan Funding Trust, Series I
                  A, 5.89% V/R, 8/15/05(b)                      2,104,683
   1,998,843    DLJ Mortgage Acceptance Corp., Series
                  1998-STF1 A1, 5.91% V/R, 2/8/00               1,999,109
   2,958,697    FAMC, Series CS-1012 1, 7.06% V/R,
                  7/25/02                                       3,037,730
     198,447    FNMA, Series 1993-39 FA, 7.09% V/R,
                  4/25/23                                         203,352
   5,352,614    MLCC Mortgage Investors, Inc., Series
                  1994 A A2, 6.09% V/R, 7/15/19                 5,341,882
   3,000,000    MLCC Mortgage Investors, Inc., Series
                  1994 A A3, 6.49% V/R, 7/15/19                 3,031,546
   2,511,430    MLCC Mortgage Investors, Inc., Series
                  1994-B A2, 6.29% V/R, 12/15/19                2,513,050
   2,945,341    MLMI, Inc., Series 1983-I A2, 6.09% V/R,
                  11/15/23                                      2,947,447
     775,047    MLMI, Inc., Series 1994-I A1, 8.03% V/R,
                  1/25/05                                         790,104
   1,647,427    MNB Mortgage Pass-thru Certificates,
                  Series 1990-1 A, 9.50%, 6/25/19               1,647,607
   3,000,000    PRAT, Series 1997-1 B, 6.55%, 9/6/03            3,043,440
     682,353    RFMSI ARM, Series 1989-5A, 7.58% V/R,
                  10/25/19                                        686,109

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

     266,499    RRMSI ARM, Series 1991 21 BA, 7.57% V/R,
                  8/25/21                                 $       272,124
     361,280    RTC, Series 1991-6 E, 11.59% V/R,
                  5/25/24                                         373,050
     966,810    RTC, Series 1991-14 A1, 7.50% V/R,
                  1/25/22                                         967,076
     123,258    RTC, Series 1991 M6 A3, 8.46% V/R,
                  6/25/21                                         123,066
     671,823    RTC, Series 1992-4 A2, 7.60% V/R,
                  7/25/28                                         676,892
   3,177,084    RTC, Series 1992-7 A2D, 8.35%, 6/25/29          3,175,527
   3,000,761    RTC, Series 1992-8 B5, 6.63% V/R,
                  2/25/22                                       3,003,867
   1,147,359    RTC, Series 1992-9 B4, 7.46% V/R,
                  4/25/27                                       1,143,796
   2,005,411    RTC, Series 1992-18P A4, 6.64% V/R,
                  4/25/28(b)                                    2,005,683
   5,510,163    RTC, Series 1992-C2 A2, 6.69% V/R,
                  10/25/21                                      5,539,230
   2,614,682    RTC, Series 1992-C3 A3, 6.84% V/R,
                  8/25/23                                       2,615,323
   2,202,862    RTC, Series 1994-C1 A3, 6.24% V/R,
                  6/25/26                                       2,201,001
   1,393,061    RTC, Series 1995-1 A3, 7.30% V/R,
                  10/25/28                                      1,409,226
   1,051,145    RTC, Series 1995-2 A1B, 7.15%, 5/25/29          1,054,903
   1,273,009    RTC, Series 1995 C2 A2, 6.14% V/R,
                  5/25/27                                       1,274,918
   5,375,000    Vendee Mortgage Trust, Series 1993-1 E,
                  7.00%, 1/15/16                                5,465,746
                                                          ---------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $58,838,049)                                                 58,647,487
                                                          ---------------
CORPORATE BONDS & NOTES (8.5%)
   4,037,000    Chase Manhattan Corp., 10.13%, 11/1/00          4,402,793
   2,150,000    Chrysler Financial Corp., 6.26%, 7/20/98        2,151,801
   2,500,000    Corestates Capital Corp., 9.63%, 2/15/01        2,722,405
   2,043,000    Lehman Brothers Holdings, Inc., 8.88%,
                  11/1/98                                       2,066,419
   3,475,000    Newell Co., 6.18%, 7/11/00                      3,496,621
   2,300,000    Philip Morris Cos., Inc., 6.15%, 3/15/00        2,304,370
   1,500,000    Transamerica Financial, 6.41%, 6/20/00          1,507,730
   1,000,000    Transamerica Financial, 6.36%, 6/26/00          1,004,221
   2,000,000    USAA Capital Corp., 5.97%, 8/4/99(b)            2,005,352
                                                          ---------------

TOTAL CORPORATE BONDS & NOTES (COST $21,478,305)               21,661,712
                                                          ---------------
GOVERNMENT AGENCY BONDS & NOTES (1.4%)
     400,000    FHLB, 3.00% V/R, 7/15/98                          398,786
   2,000,000    FHLB, 7.11%, 7/8/99(d)                          2,029,424
   1,000,000    FNMA, 8.70%, 6/10/99                            1,029,343
                                                          ---------------

TOTAL GOVERNMENT AGENCY BONDS & NOTES (COST $3,454,228)
                                                                3,457,553
                                                          ---------------
MORTGAGE BACKED SECURITIES (13.6%)
FHLMC (0.8%)
     411,061    Pool 410220, 7.59% V/R, 10/1/25                   417,741
   1,070,607    Pool 845151, 7.75% V/R, 6/1/22                  1,116,685
     470,228    Pool 846367, 7.74% V/R, 4/1/29                    490,866
                                                          ---------------

TOTAL FHLMC (COST $1,992,063)                                   2,025,292
                                                          ---------------
FNMA (6.0%)
     271,119    Pool 46698, 7.01% V/R, 12/1/15                    284,076
   1,466,284    Pool 155506, 7.20% V/R, 4/1/22                  1,523,249

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

MORTGAGE BACKED SECURITIES (continued)
FNMA (continued)

   6,617,537    Pool 160334, 6.93% V/R, 3/1/01            $     6,740,762
   2,706,691    Pool 190815, 5.87% V/R, 7/1/17                  2,735,111
     791,718    Pool 220706, 8.02% V/R, 6/1/23                    825,097
   1,319,113    Pool 318464, 7.47% V/R, 4/1/25                  1,370,663
   1,259,541    Pool 321051, 7.93% V/R, 8/1/25                  1,314,419
     492,472    Pool 331866, 7.55% V/R, 12/1/25                   513,046
                                                          ---------------

TOTAL FNMA (COST $15,153,350)                                  15,306,423
                                                          ---------------
SBA (6.8%)
     109,863    Pool 500025, 8.38% V/R, 12/25/10                  115,906
      64,950    Pool 500276, 10.38% V/R, 5/25/07                   70,228
     127,952    Pool 500299, 10.38% V/R, 6/25/07                  135,629
     718,568    Pool 500392, 8.38% V/R, 11/25/12                  767,071
      99,302    Pool 500569, 10.38% V/R, 6/25/08                  107,618
     563,747    Pool 500664, 8.38% V/R, 3/25/04                   587,625
     624,603    Pool 500806, 7.00% V/R, 2/25/14                   640,999
     571,998    Pool 500957, 8.75% V/R, 7/25/14                   628,483
     185,028    Pool 501017, 6.88% V/R, 9/25/14                   191,042
     567,897    Pool 501224, 7.25% V/R, 6/25/15                   601,261
      71,646    Pool 501973, 10.13% V/R, 12/25/01                  74,153
     266,036    Pool 502083, 8.38% V/R, 11/25/04                  274,682
     201,335    Pool 502241, 8.38% V/R, 4/25/03                   204,355
     425,528    Pool 502394, 10.13% V/R, 6/25/13                  475,528
   1,057,581    Pool 502462, 9.73% V/R, 11/25/07                1,134,256
     753,296    Pool 502501, 9.73% V/R, 4/25/03                   787,195
     296,910    Pool 502568, 9.73% V/R, 9/25/03                   310,642
     293,527    Pool 502583, 9.73% V/R, 9/25/03                   307,103
     161,374    Pool 502966, 9.73% V/R, 5/25/15                   183,810
     337,083    Pool 503249, 8.38% V/R, 4/25/07                   350,144
     293,372    Pool 503250, 9.73% V/R, 3/25/09                   321,610
     457,954    Pool 503398, 8.88% V/R, 6/25/13                   498,026
     789,800    Pool 503405, 8.88% V/R, 5/25/16                   876,676
   2,176,555    Pool 503611, 8.38% V/R, 12/25/21                2,408,816
     213,474    Pool 503653, 9.13% V/R, 1/25/10                   233,572
   1,392,202    Pool 503658, 9.63% V/R, 9/25/10                 1,550,716
   1,183,123    Pool 503664, 8.98% V/R, 1/25/13                 1,300,714
   1,909,455    Pool 503694, 8.38% V/R, 3/25/22                 2,109,724
                                                          ---------------

TOTAL SBA (COST $17,309,042)                                   17,247,584
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $34,454,455)            34,579,299
                                                          ---------------
MUNICIPAL BONDS & NOTES (4.9%)
   3,300,000    Connecticut State, GO Bonds, Taxable
                  Series A, 5.70%, 1/15/01                      3,275,966
   3,145,000    Denver, CO, City and County SD #1,
                  Educational Facilities RV, Taxable
                  Pension, School Facilities Lease,
                  AMBAC insured, 6.34%, 12/15/00                3,185,130
   4,000,000    New York State, GO Bonds, Series C,
                  6.13%, 3/1/02                                 4,007,500
   1,870,000    Washington State, GO Bonds, State
                  Housing Trust Fund, Series T, 6.60%,
                  1/1/01                                        1,905,840
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS & NOTES (continued)

     170,000    York County, PA, Tax-Exempt Economic
                  Development RV, 5.45%, 12/30/98         $       169,739
                                                          ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $12,473,063)               12,544,175
                                                          ---------------
RECEIVABLES BACKED SECURITIES (1.9%)
     700,453    First Merchants Auto Receivables Corp.,
                  Series 1996-A A2, 6.70%, 7/17/00(b)             704,645
   1,228,133    First Merchants Grantor Trust,
                  Series 1996-2 A, 6.85%, 11/15/01(b)           1,243,490
   3,000,000    Standard Credit Card Master Trust,
                  Series 1991-3 B, 9.25%, 9/7/99                3,045,825
                                                          ---------------

TOTAL RECEIVABLES BACKED SECURITIES (COST $5,002,520)           4,993,960
                                                          ---------------
REPURCHASE AGREEMENTS (2.7%)
   7,000,000    BancAmerica Robertson Stephens, 5.58%,
                  6/1/98, to be repurchased at
                  $7,003,255 (cost $7,000,000)(e)               7,000,000
                                                          ---------------
TIME DEPOSITS (5.0%)
  12,764,705    PNC Bank, NA Nassau, 5.66%, 6/1/98 (cost
                  $12,764,705)                                 12,764,705
                                                          ---------------
U.S. TREASURY NOTES (22.6%)
  55,000,000    8.50%, 2/15/00(d) (cost $57,552,964)           57,595,340
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $254,715,158)            $   255,054,595
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     MANAGED FIXED INCOME PORTFOLIO
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (13.6%)
   1,800,000    ContiMortgage Home Equity Loan Trust,
                  Series 1997-4 A7, 6.63% V/R, 9/15/16    $     1,819,115
   2,441,000    EQCC Home Equity Loan Trust, Series
                  1996-2 A4, 7.50%, 6/15/21                     2,555,595
   4,900,000    EQCC Home Equity Loan Trust, Series
                  1997-2 A9, 6.81%, 7/15/28                     5,029,703
   1,000,000    GE Capital Mortgage Services, Inc.,
                  Series 1997 HE-2 A7, 7.12%, 6/25/27           1,010,670
   3,800,000    Green Tree Financial Corp., Series
                  1994-1 A4, 7.20%, 4/15/19                     3,930,170
     600,000    Green Tree Financial Corp., Series
                  1995-5 A5, 6.55%, 9/15/26                       618,721
   9,863,701    Green Tree Financial Corp., Series
                  1997-7 A8, 6.86%, 9/15/16                    10,070,147
   1,100,000    Green Tree Home Improvement Loan Trust,
                  Series 1995-F A4, 6.15%, 1/15/21              1,100,198
   3,000,000    Keystone Home Improvement Loan Trust,
                  Series 1997-P2 IA3, 6.99%, 4/25/14            3,031,407
   3,300,000    Loop Funding Master Trust, Series
                  1997-A144 B1, 6.00% V/R, 12/26/07             3,301,033
   6,693,000    Oakwood Mortgage Investors Inc., Series
                  1995-A A3, 7.10%, 9/15/20                     6,937,689

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               MANAGED FIXED INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

ASSET BACKED SECURITIES (continued)

   5,518,000    Rental Car Finance Corp.,
                  Series 1997-1 B3, 6.70%, 9/25/07        $     5,589,563
                                                          ---------------

TOTAL ASSET BACKED SECURITIES (COST $44,159,787)               44,994,011
                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)
   1,443,517    American Housing Trust,
                  Series VI I-I, 9.15%, 5/25/20                 1,549,571
   1,500,000    Asset Securitization Corp.,
                  Series 1997-D4 A1C, 7.42%, 4/14/29            1,607,692
   2,371,801    CMC Securities Corp. II,
                  Series 1993-2I A2, 6.90% V/R, 9/25/23         2,406,374
   2,712,139    FAMC, Series CS-1012 1, 7.06%, 7/25/02          2,787,572
     750,000    FHLMC, Series 1832 D, 6.50%, 6/15/08              761,037
     410,952    FNMA, Series 1988-5 Z, 9.20%, 3/25/18             432,617
   1,499,556    First Plus Home Loan Trust, Series
                  1996-2 A6, 7.85%, 8/20/13                     1,566,564
   1,635,296    L.F. Rothschild Mortgage Trust, Series 2
                  Z, 9.95%, 8/1/17                              1,788,906
     951,194    MLMI, Inc., Series 1994-I, 8.04% V/R,
                  1/25/05                                         969,707
   5,000,000    MLMI, Inc., Series 1997-CI A3, 7.12%,
                  6/18/29                                       5,290,475
   2,150,000    RFMSI, 7.00%, 5/25/24                           2,167,018
     621,521    RTC, Series 1991-14 A1, 7.50% V/R,
                  1/25/22                                         621,691
   1,083,788    RTC, Series 1991-M5 A, 9.00%, 3/25/17           1,090,063
   1,881,103    RTC, Series 1992-4 A2, 7.60% V/R,
                  7/25/28                                       1,895,296
   2,401,609    RTC, Series 1992-8 B5, 6.63% V/R,
                  2/25/22                                       2,404,095
   2,000,000    RTC, Series 1995-1 A2C, 7.50%, 10/25/28         2,038,126
   1,000,000    RTC, Series 1995-1 A2D, 7.50%, 10/25/28         1,016,691
   1,000,000    RTC, Series 1995-2 A1C, 7.45%, 5/25/29          1,000,000
      76,510    RTC, Series 1995-C2 A1C, 6.55% V/R,
                  5/25/27                                          76,391
     965,715    Vendee Mortgage Trust,
                  Series 1992-2 2D, 7.75%, 12/15/14               978,655
   3,788,278    Vendee Mortgage Trust,
                  Series 1992-2 G, 7.25% V/R, 2/15/19           3,909,092
   3,250,000    Vendee Mortgage Trust,
                  Series 1995-1C 3E, 8.00%, 7/15/18             3,413,394
   5,500,000    Vendee Mortgage Trust,
                  Series 1996-2 1E, 6.75%, 5/15/20              5,572,980
   3,000,000    Vendee Mortgage Trust,
                  Series 1997-1 2C, 7.50%, 9/15/17              3,088,545
   1,500,000    Vendee Mortgage Trust,
                  Series 1997-1 2D, 7.50%, 1/15/19              1,549,012
                                                          ---------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $49,542,811)                                                 49,981,564
                                                          ---------------
CORPORATE BONDS & NOTES (44.7%)
   2,250,000    Allied-Signal, Inc., 9.88%, 6/1/02              2,559,207
     755,000    Allied-Signal, Inc., 9.20%, 2/15/03               852,955
     600,000    Applied Materials, 6.70%, 9/6/05                  617,895
   5,400,000    Applied Materials, 7.00%, 9/6/05                5,654,880
   1,700,000    Bausch & Lomb, Inc., 6.56%, 8/12/26             1,734,791
   3,600,000    Cargill, Inc., 8.35%, 2/12/11(b)                3,960,000
     700,000    Charles Schwab Corp., 7.19%, 5/31/01              720,869
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               MANAGED FIXED INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

CORPORATE BONDS & NOTES (continued)

   2,000,000    Charles Schwab Corp., 6.25%, 1/23/03      $     2,005,097
   2,000,000    Charles Schwab Corp., 6.88%, 9/2/03             2,055,910
   3,400,000    Chase Manhattan Corp., 8.63%, 5/1/02            3,694,331
   3,400,000    Citicorp, 9.50%, 2/1/02                         3,779,575
   1,500,000    Colonial Pipeline, 7.13%, 8/15/02(b)            1,561,530
   2,300,000    Continental Airlines, 7.15%, 6/30/07            2,373,726
   2,500,000    Continental Airlines, 6.80%, 7/2/07             2,529,638
   2,175,000    Corestates Capital Corp., 5.88%,
                  10/15/03(b)                                   2,142,312
     750,000    Corestates Capital Corp., 6.31% V/R,
                  1/15/27(b)                                      736,537
   3,000,000    Dayton Hudson Co., 5.90%, 6/15/37               3,005,166
   1,000,000    El Paso Natural Gas, 7.75%, 1/15/02             1,049,158
     200,000    First Bank N.A., 6.00%, 10/15/03                  199,561
   2,500,000    First Bank Systems, Inc., 8.00%, 7/2/04         2,727,005
   1,300,000    First Bank Systems, Inc., 7.63%, 5/1/05         1,403,732
   3,000,000    Florida Residential Property & Casualty,
                  7.25%, 7/1/02(b)                              3,104,138
   1,700,000    Hyundai Semiconductor, 8.25%, 5/15/04(b)        1,417,701
   1,500,000    LG-Caltex Oil, 7.88%, 7/1/06(b)                 1,283,053
   2,500,000    Lehman Brothers, Inc., 7.50%, 8/1/26            2,731,243
   5,065,000    Levi Strauss & Co., 6.80%, 11/1/03(b)           5,171,876
   3,700,000    Massachusetts Institute of Technology,
                  7.25%, 11/2/96                                4,273,452
   2,000,000    May Department Stores, 9.88%, 6/15/00           2,147,373
   1,060,000    Nabisco, Inc., 6.00%, 2/15/11                   1,060,148
   5,635,000    Oracle Corp., 6.72%, 2/15/04                    5,756,941
   3,600,000    Paine Webber Group, Inc., 7.00%, 3/1/00         3,651,196
   1,250,000    Paine Webber Group, Inc., 6.90%, 8/15/03        1,284,115
   5,000,000    Pep Boys, 6.71%, 11/3/04                        5,060,705
   1,305,000    Petroliam Nasional Berhad, 6.63%,
                  10/18/01(b)                                   1,230,332
   2,750,000    Philip Morris Cos., Inc., 7.63%, 5/15/02        2,876,736
   2,500,000    Philip Morris Cos., Inc., 7.50%, 4/1/04         2,625,695
   2,709,000    Philips Electronics, 6.75%, 8/15/03             2,788,561
   2,000,000    Potomac Capital Investment Corp., 7.32%,
                  4/14/00                                       2,038,200
   2,450,000    Prudential Insurance Co., 7.65%,
                  7/1/07(b)                                     2,642,474
   3,000,000    Raytheon Co., 5.95%, 3/15/01                    3,001,122
   5,200,000    Reinsurance Group of America, 7.25%,
                  4/1/06(b)                                     5,474,664
   4,000,000    Reliastar Financial Corp., 7.13%, 3/1/03        4,149,548
   2,500,000    Reynolds & Reynolds, 7.00%, 12/15/06            2,604,653
   1,750,000    Royal Carribbean Cruises, 7.13%, 9/18/02        1,805,430
   3,325,000    Scholastic Corp., 7.00%, 12/15/03               3,431,796
   3,000,000    Susa Partnership LP, 8.20%, 6/1/17              3,317,856
   2,200,000    Terra Nova Holdings, 7.20%, 8/15/07             2,309,747
   3,000,000    Texas Utilities, 6.20%, 10/1/02(b)              3,017,019
   3,000,000    Tommy Hilfiger, 6.50%, 6/1/03                   3,002,184
   2,100,000    Transamerica Financial, 6.41%, 6/20/00          2,110,822
     750,000    Tyco International Ltd., 6.50%, 11/1/01           761,725
   2,500,000    Tyco International Ltd., 6.38%, 1/15/04         2,534,060
   1,050,000    USA Waste Services, Inc., 7.00%, 10/1/04        1,079,391
   1,000,000    US West Capital Funding, Inc., 6.95%,
                  1/15/37                                       1,059,277
     885,000    United Missouri Bancshares, 7.30%,
                  2/24/03                                         931,547
   1,000,000    Universal Corp., 9.25%, 2/15/01                 1,074,300
   6,500,000    Van Kampen, CLO-I, 5.96% V/R, 10/8/07           6,512,643

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               MANAGED FIXED INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

CORPORATE BONDS & NOTES (continued)

     250,000    Vastar Resources, Inc., 6.95%, 11/8/06    $       261,013
     850,000    Whitman Corp., 7.50%, 2/1/03                      893,044
   1,970,000    Whitman Corp., 7.29%, 9/15/26                   2,102,215
                                                          ---------------
TOTAL CORPORATE BONDS & NOTES (COST $145,095,094)             147,941,870
                                                          ---------------
MORTGAGE BACKED SECURITIES (14.6%)
FHLMC (1.1%)
     542,082    Pool 410425, 7.87% V/R, 9/1/26                    563,917
     295,595    Pool 410464, 7.65% V/R, 11/1/26                   307,197
   1,304,425    Pool 606279, 7.22% V/R, 2/1/15                  1,367,741
   1,410,684    Pool 846367, 7.76% V/R, 4/1/29                  1,472,598
                                                          ---------------
TOTAL FHLMC (COST $3,625,143)                                   3,711,453
                                                          ---------------
FNMA (12.3%)
   3,458,543    Pool 73919, 6.80%, 1/1/04                       3,554,811
     253,768    Pool 342042, 7.50%, 6/1/25                        263,720
     791,188    Pool 344689, 7.65%, 11/1/25                       824,655
     564,157    Pool 344692, 7.54% V/R, 10/1/25                   587,700
     390,906    Pool 347712, 7.69% V/R, 6/1/26                    406,062
   4,960,766    Pool 375168, 7.13%, 6/1/04                      5,183,916
   6,330,292    Pool 402858, 6.50%, 12/1/27                     6,302,945
   5,465,410    Pool 408118, 6.50%, 1/1/28                      5,441,799
   4,784,342    Pool 415414, 6.50%, 2/1/28                      4,761,712
   8,802,334    Pool 415714, 6.00%, 4/1/28                      8,540,993
   4,909,965    Pool 417648, 6.00%, 2/1/13                      4,857,134
                                                          ---------------

TOTAL FNMA (COST $40,551,190)                                  40,725,447
                                                          ---------------
GNMA (1.2%)
          78    Pool 665, 7.50%, 5/15/01                               80
       1,046    Pool 2218, 6.50%, 12/15/02                          1,055
   4,000,000    Pool 473917, 7.00%, 4/15/28                     4,067,680
                                                          ---------------

TOTAL GNMA (COST $4,066,672)                                    4,068,815
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $48,243,005)            48,505,715
                                                          ---------------
MUNICIPAL BONDS & NOTES (4.0%)
   3,500,000    Denver, CO, City and County SD #1,
                  Educational Facilities RV, Taxable
                  Pension, School Facilities Lease,
                  AMBAC insured, 6.67%, 12/15/04                3,617,460
   3,805,000    Hudson County, NJ, Import Authority
                  Facilities, Leasing RV, FSA insured,
                  7.40%, 12/1/25                                4,127,436
   5,220,000    Washington State, GO Bonds, State
                  Housing Trust Fund, Series T, 6.60%,
                  1/1/04                                        5,336,761
                                                          ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $12,694,063)               13,081,657
                                                          ---------------
RECEIVABLES BACKED SECURITIES (1.3%)
   2,031,312    First Merchants Auto Receivables Corp.,
                  Series 1996-A A2, 6.70%, 7/17/00              2,043,471
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               MANAGED FIXED INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

RECEIVABLES BACKED SECURITIES (continued)

   2,300,000    Keystone/Lehman Title I Loan Trust
                  1996-2, 7.45%, 11/25/10                 $     2,395,349
                                                          ---------------

TOTAL RECEIVABLES BACKED SECURITIES (COST $4,328,440)           4,438,820
                                                          ---------------
U.S. TREASURY OBLIGATIONS (5.9%)
  17,550,000    U.S. Treasury Bonds, 6.75%, 8/15/26(d)
                  (cost $19,228,336)                           19,606,649
                                                          ---------------
TIME DEPOSITS (0.8%)
   2,612,517    PNC Bank, N.A. Nassau, 5.57%, due 6/1/98
                  (cost $2,612,517)                             2,612,517
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $325,904,053)            $   331,162,803
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     POSITIVE RETURN BOND PORTFOLIO
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (1.8%)
   4,000,000    Citibank Credit Card Master Trust I,
                  Series 1998-7 A, 5.66%, 5/15/02 (cost
                  $4,000,000)                             $     3,998,124
                                                          ---------------
U.S. TREASURY BONDS (66.6%)
  65,275,000    6.00%, 2/15/26(d)                              66,254,190
  56,575,000    6.50%, 11/15/26(d)                             61,348,572
  12,875,000    6.63%, 2/15/27(d)                              14,202,747
   6,000,000    6.38%, 8/15/27(d)                               6,435,006
                                                          ---------------

TOTAL U.S. TREASURY BONDS (COST $136,892,897)                 148,240,515
                                                          ---------------
REPURCHASE AGREEMENTS (27.0%)
  60,000,000    BancAmerica Robertson Stephens, 5.58%,
                  6/1/98, to be repurchased at
                  $60,027,900 (cost $60,000,000)(e)            60,000,000
                                                          ---------------
TIME DEPOSITS (4.6%)
  10,219,523    PNC Bank, N.A., Nassau, 5.66%, 6/1/98
                  (cost $10,219,523)                           10,219,523
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $211,112,420)            $   222,458,162
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     STRATEGIC VALUE BOND PORTFOLIO
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (7.1%)
   3,000,000    Aesop Funding II LLC,
                  Series 1998-1 A, 6.14%, 5/20/06(b)      $     2,991,564
   2,000,000    Dollar Thrifty Rent A Car, 6.70%,
                  9/25/07                                       2,025,938
   3,237,000    EQCC Home Equity Loan Trust, Series
                  1998-1 A6F, 6.25%, 12/15/07                   3,217,594
   2,959,110    Green Tree Financial Corp., Series
                  1997-7 A8, 6.86%, 9/15/16                     3,021,045
   2,000,000    Loop Funding Master Trust, 6.00%,
                  12/26/07(b)                                   2,000,626
   2,000,000    Oakwood Mortgage Investors, Inc., Series
                  1995-A A3, 7.10% V/R, 9/15/20                 2,073,118

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               STRATEGIC VALUE BOND PORTFOLIO (continued)
- -----------------------------------------------------------------

ASSET BACKED SECURITIES (continued)

   1,330,937    Sequoia Mortgage Trust, Series 2 A1,
                  6.49% V/R, 10/25/24                     $     1,349,166
                                                          ---------------

TOTAL ASSET BACKED SECURITIES (COST $16,562,317)               16,679,051
                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.4%)
   1,500,000    Bear Stearns Structured Securities,
                  Inc., Series 1997-2 1A2, 7.00%,
                  8/25/36                                       1,509,609
   1,972,465    FAMC Series CS-1012 1, 7.06% V/R,
                  7/25/02                                       2,027,325
   2,500,000    FHLMC Structured Pass Through
                  Securities, Series T-8 A4, 7.00%,
                  8/15/13                                       2,553,850
   4,000,000    MLMI, Inc., Series 1997-CI A3, 7.12%,
                  6/18/29                                       4,232,380
   2,000,507    RTC, Series 1992-8 B5, 6.63% V/R,
                  2/25/22                                       2,002,578
   1,515,311    Vendee Mortgage Trust,
                  Series 1992-2 G, 7.25% V/R, 2/15/19           1,563,637
   4,500,000    Vendee Mortgage Trust,
                  Series 1994-1 2E, 6.50%, 1/15/17              4,541,513
   3,500,000    Vendee Mortgage Trust,
                  Series 1996-2 1E, 6.75%, 5/15/20              3,546,442
                                                          ---------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $21,863,030)                                                 21,977,334
                                                          ---------------
CORPORATE BONDS & NOTES (41.2%)
     750,000    AK Steel Corp., 9.13%, 12/15/06                   794,063
   1,250,000    American Standard Cos., Inc., 7.13%,
                  2/15/03                                       1,241,132
   2,500,000    Applied Materials, 7.00%, 9/6/05                2,618,000
   1,000,000    Atlas Air, Inc., 9.25%, 4/15/08(b)              1,003,750
   1,000,000    Barrett Resources Corp., 7.55%, 2/1/07          1,044,134
   2,000,000    Bausch & Lomb, Inc., 6.75%, 12/15/04            2,037,502
   2,000,000    Bear Stearns Cos., Inc., 6.13%, 2/1/03          1,998,024
     500,000    Chancellor Media Group, 9.38%, 10/1/04            525,000
   3,000,000    Charles Schwab Corp., 6.88%, 9/2/03             3,083,865
   3,000,000    Continental Airlines, 6.80%, 7/2/07             3,035,565
   2,500,000    Corestates Capital Corp., 9.63%, 2/15/01        2,722,405
   2,500,000    Dayton Hudson Co., 5.90%, 6/15/37               2,504,305
   3,000,000    Equitable Life Assurance Society, 6.95%,
                  12/1/05(b)                                    3,097,074
   2,500,000    First Bank Systems, Inc., 8.00%, 7/2/04         2,727,005
   2,000,000    Genfinance Luxembourg SA, 6.34% V/R,
                  5/29/49                                       1,990,000
   1,000,000    Kroger Company, 8.15%, 7/13/06                  1,110,974
   2,000,000    Levi Strauss & Co., 6.80%, 11/1/03(b)           2,042,202
   2,000,000    Lincoln National Corp., 7.00%, 3/15/18          2,037,858
     500,000    Long Island Lighting Co., 7.13%, 6/1/05           528,206
   1,000,000    Mallinckrodt, Inc., 6.30%, 3/15/01(b)           1,002,403
   2,500,000    Massachusetts Institute of Technology,
                  7.25%, 11/2/96                                2,887,468
   2,000,000    MedPartners, Inc., 6.88%, 9/1/00                1,879,196
   1,000,000    Nabisco, Inc., 6.00%, 2/15/11                   1,000,140
   1,000,000    Northwest Airlines Corp., 8.38%, 3/15/04        1,034,427
   2,225,000    Old Kent Financial Corp., 6.63%,
                  11/15/05                                      2,265,128
   2,500,000    Oracle Corp., 6.72%, 2/15/04                    2,554,100
   2,000,000    Pep Boys, 6.71%, 11/3/04                        2,024,282
   2,500,000    Philip Morris, 7.50%, 4/1/04                    2,625,695
   1,400,000    Potomac Capital Investment, 7.05%,
                  10/2/01(b)                                    1,435,070
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               STRATEGIC VALUE BOND PORTFOLIO (continued)
- -----------------------------------------------------------------

CORPORATE BONDS & NOTES (continued)

   1,750,000    Prudential Insurance Co., 7.65%,
                  7/1/07(b)                               $     1,887,482
   1,000,000    R&B Falcon Corp., 6.75%, 4/15/05(b)             1,003,719
     500,000    Randall's Food Markets, 9.38%, 7/1/07             530,000
   2,000,000    Raytheon Co., 5.95%, 3/15/01                    2,000,748
     500,000    Regal Cinemas, Inc., 9.50%, 6/1/08                503,125
   2,500,000    Reinsurance Group of America, 7.25%,
                  4/1/06(b)                                     2,632,050
   2,500,000    Reliastar Financial Corp., 7.13%, 3/1/03        2,593,468
   3,000,000    Royal Carribbean Cruises, 7.13%, 9/18/02        3,095,022
     500,000    Sinclair Broadcast Group, 8.75%,
                  12/15/07                                        508,750
   2,500,000    Susa Partnership LP, 8.20%, 6/1/17              2,764,880
   1,000,000    Teekay Shipping Corp., 8.32%, 2/1/08            1,042,500
   1,000,000    Tenet Healthcare Corp., 7.88%, 1/15/03          1,021,250
   2,500,000    Tenneco, Inc., 10.08%, 2/1/01                   2,738,265
   2,500,000    Terra Nova (U.K.) Holdings, 7.20%,
                  8/15/07                                       2,624,713
   1,875,000    Texas Utilities, 6.20%, 10/1/02(b)              1,885,637
   1,400,000    Tommy Hilfiger, 6.50%, 6/1/03                   1,401,019
   1,250,000    Tricon Global Restaurants, 7.65%,
                  5/15/08                                       1,262,034
   1,000,000    Triton Energy Ltd. Corp., 8.75%, 4/15/02        1,048,424
   2,500,000    United Telecommunications, Inc., 9.50%,
                  4/1/03                                        2,861,265
   3,500,000    Van Kampen, CLO-I, 5.97% V/R, 10/8/07           3,506,808
   1,000,000    Western Financial Savings, 8.50%, 7/1/03          982,875
   2,000,000    Whitman Corp., 7.29%, 9/15/26                   2,134,228
   2,000,000    Williams Cos., Inc., 6.13%, 2/15/02             1,996,840
                                                          ---------------

TOTAL CORPORATE BONDS & NOTES (COST $96,079,372)               96,874,075
                                                          ---------------
GOVERNMENT AGENCY BONDS & NOTES (4.1%)
   2,250,000    FNMA, 6.85%, 4/5/04(d)                          2,366,528
   5,490,000    FNMA, 8.95%, 2/12/18(d)                         7,295,024
                                                          ---------------

TOTAL GOVERNMENT AGENCY BONDS & NOTES (COST $9,227,857)
                                                                9,661,552
                                                          ---------------
INVESTMENT IN LIMITED PARTNERSHIP (0.2%)
     362,000    PPM America CBO II, 12/18/04 (cost
                  $362,000)                                       362,000
                                                          ---------------
MORTGAGE BACKED SECURITIES (18.0%)
FNMA (9.4%)
   1,976,310    Pool 73919, 6.80%, 1/1/04                       2,031,321
   1,984,306    Pool 375168, 7.13%, 6/1/04                      2,073,567
   3,000,000    Pool 380268, 6.20%, 5/2/05                      3,003,750
   3,461,879    Pool 402858, 6.50%, 12/1/27                     3,446,923
   1,987,422    Pool 408118, 6.50%, 1/1/28                      1,978,836
   2,491,845    Pool 415414, 6.50%, 2/1/28                      2,480,058
   3,996,596    Pool 415714, 6.00%, 4/1/28                      3,877,930
   3,142,378    Pool 417648, 6.00%, 2/1/13                      3,108,566
                                                          ---------------

TOTAL FNMA (COST $21,956,526)                                  22,000,951
                                                          ---------------
GNMA (8.6%)
   3,156,150    Pool 345066, 6.50%, 10/15/23                    3,159,243
   3,123,993    Pool 346960, 6.50%, 12/15/23                    3,127,055
   2,925,604    Pool 354692, 6.50%, 11/15/23                    2,928,471
   3,511,275    Pool 361398, 6.50%, 1/15/24                     3,512,504

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               STRATEGIC VALUE BOND PORTFOLIO (continued)
- -----------------------------------------------------------------

MORTGAGE BACKED SECURITIES (continued)
GNMA (continued)

   3,623,111    Pool 366641, 6.50%, 11/15/23              $     3,626,662
   3,800,000    Pool 473918, 7.00%, 4/15/28                     3,864,296
                                                          ---------------

TOTAL GNMA ($20,226,636)                                       20,218,231
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $42,183,162)            42,219,182
                                                          ---------------
MUNICIPAL BONDS & NOTES (2.2%)
   2,000,000    Hudson County, NJ, Import Authority
                  Facilities, Leasing RV, FSA Insured,
                  7.40%, 12/1/25                                2,169,480
   1,045,000    Washington State, GO Bonds, State
                  Housing Trust Fund, Series T, 6.60%,
                  1/1/03                                        1,070,186
   2,010,000    Western Minnesota, Power Agency RV,
                  Series A, AMBAC Insured, 6.33%, 1/1/02        2,034,803
                                                          ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $5,131,131)                 5,274,469
                                                          ---------------
U.S. TREASURY OBLIGATIONS (14.5%)
U.S. TREASURY BONDS (2.4%)
   5,000,000    6.75%, 8/15/26(d) (cost $5,482,031)             5,585,940
                                                          ---------------
U.S. TREASURY NOTES (9.1%)
   5,000,000    8.50%, 2/15/00(d)                               5,235,940
   5,000,000    6.25%, 4/30/02(d)                               5,179,690
   5,000,000    7.88%, 11/15/04                                 5,600,005
   5,000,000    7.00%, 7/15/06(d)                               5,426,565
                                                          ---------------
TOTAL U.S TREASURY NOTES (COST $21,385,547)                    21,442,200
                                                          ---------------
U.S. TREASURY STRIPS (3.0%)
  10,350,000    0.00%, effective yield 5.67%, 2/15/05
                  (cost $7,097,068)                             7,127,310
                                                          ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $33,964,646)             34,155,450
                                                          ---------------
TIME DEPOSITS (3.3%)
   7,643,688    PNC Bank, N.A., Nassau, 5.57%, 6/1/98
                  (cost $7,643,688)                             7,643,688
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $233,017,203)            $   234,846,801
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                             INDEX PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (97.4%)
AGRICULTURAL PRODUCTION--CROPS (0.1%)
       1,620    Agribrands International, Inc.(a)         $        55,485
      38,400    Pioneer Hi-Bred International, Inc.(d)          1,461,600
                                                          ---------------
                                                                1,517,085
                                                          ---------------
AMUSEMENT & RECREATION SERVICES (0.9%)
      15,900    Harrah's Entertainment, Inc.(a)                   397,500
     105,800    Walt Disney Co.                                11,968,625
                                                          ---------------
                                                               12,366,125
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

APPAREL & ACCESSORY STORES (0.6%)
      27,100    CVS Corp.(d)                              $     1,902,081
         600    Charming Shoppes, Inc.(a)                           3,037
      62,100    Gap, Inc.                                       3,353,400
      42,800    Limited, Inc.                                   1,423,100
      12,200    Nordstrom, Inc.                                   879,162
      25,300    TJX Cos., Inc.(d)                               1,182,775
                                                          ---------------
                                                                8,743,555
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(0.1%)
      10,400    Liz Claiborne, Inc.                               527,150
      19,100    V.F. Corp.                                      1,015,881
                                                          ---------------
                                                                1,543,031
                                                          ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (0.1%)
      23,800    Autozone, Inc.(a)(d)                              791,350
      10,000    Pep Boys--Manny, Moe & Jack                       222,500
                                                          ---------------
                                                                1,013,850
                                                          ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING (0.0%)
      12,100    Ryder System, Inc.                                412,156
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE
BUILDERS (0.0%)
       9,400    Centex Corp.(d)                                   336,050
       6,000    Kaufman & Broad Home Corp.(d)                     154,125
       3,300    Pulte Corp.(d)                                    175,931
                                                          ---------------
                                                                  666,106
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
DEALERS (0.8%)
     114,700    Home Depot, Inc.                                9,011,118
      27,500    Lowe's Cos., Inc.                               2,177,656
                                                          ---------------
                                                               11,188,774
                                                          ---------------
BUSINESS SERVICES (4.7%)
      55,600    3Com Corp.(a)                                   1,410,850
      10,700    Adobe Systems, Inc.                               427,332
       7,300    Autodesk, Inc.                                    310,250
      46,900    Automatic Data Processing, Inc.                 2,984,013
      24,900    Cabletron Systems, Inc.(a)                        320,588
     127,100    Cendant Corp.(a)(d)                             2,756,482
      11,400    Ceridian Corp.(a)                                 615,600
      25,500    Cognizant Corp.                                 1,357,875
      85,600    Computer Associates International, Inc.         4,494,000
      24,500    Computer Sciences Corp.                         1,272,469
      23,500    Equifax, Inc.                                     854,813
      67,100    First Data Corp.                                2,231,075
      33,100    HBO & Co.                                       1,910,492
      19,700    Interpublic Group of Cos., Inc.                 1,168,456
     381,900    Microsoft Corp.(d)                             32,389,894
      55,000    Novell, Inc.(a)                                   577,500
      25,400    Omnicom Group, Inc.(d)                          1,189,037
     154,400    Oracle Corp.(d)                                 3,647,700
      40,300    Parametric Technology Co.(d)                    1,235,449

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
BUSINESS SERVICES (continued)

       4,200    Shared Medical Systems Corp.              $       305,550
      59,200    Sun Microsystems, Inc.(a)                       2,371,700
      28,800    UST, Inc.                                         766,800
                                                          ---------------
                                                               64,597,925
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (13.0%)
     119,900    Abbott Laboratories                             8,895,084
      18,400    Air Products & Chemicals, Inc.(d)               1,600,800
       8,900    Alberto Culver Co.                                264,775
      10,200    Allergan, Inc.                                    428,400
         480    Allergan Specialty Therapeutics, Inc.(a)            5,040
      13,400    Alza Corp.(d)                                     648,225
      20,700    Avon Products, Inc.                             1,693,518
      43,900    Baxter International, Inc.                      2,510,532
     155,800    Bristol-Myers Squibb Co.(d)                    16,748,500
      16,200    Clorox Co.                                      1,352,700
      46,300    Colgate-Palmolive Co.                           4,028,100
      35,600    Dow Chemical Co.                                3,448,750
     177,400    E.I. du Pont de Nemours & Co.                  13,659,800
      12,300    Eastman Chemical Co.                              824,100
      20,300    Ecolab, Inc.                                      626,763
     173,800    Eli Lilly & Co.                                10,677,838
       5,400    FMC Corp.(a)                                      412,762
      11,300    Goodrich (B.F.) Co.(d)                            579,125
       9,400    Great Lakes Chemical Corp.                        376,000
      15,100    Hercules, Inc.(d)                                 665,344
      17,200    International Flavors & Fragrances,
                  Inc.(d)                                         825,600
     210,700    Johnson & Johnson                              14,551,469
      11,400    Mallinckrodt, Inc.                                351,262
     187,800    Merck & Co., Inc.                              21,984,338
      93,000    Monsanto Co.(d)                                 5,149,875
      20,500    Morton International, Inc.                        623,968
      10,400    Nalco Chemical Co.(d)                             390,000
      27,900    PPG Industries, Inc.(d)                         2,033,213
     202,700    Pfizer, Inc.                                   21,245,494
      79,600    Pharmacia & Upjohn, Inc.(d)                     3,517,325
      24,800    Praxair, Inc.                                   1,222,950
     210,500    Procter & Gamble Co.                           17,668,843
       9,600    Rohm & Haas Co.                                 1,054,800
     114,700    Schering-Plough Corp.                           9,598,957
      27,000    Sherwin-Williams Co.                              897,750
      19,200    Union Carbide Corp.(d)                            958,800
      11,600    W.R. Grace & Co.(a)                               215,325
     128,100    Warner-Lambert Co.                              8,174,381
                                                          ---------------
                                                              179,910,506
                                                          ---------------
COMMUNICATIONS (7.4%)
     254,500    AT&T Corp.(d)                                  15,492,688
      88,500    Airtouch Communications, Inc.(a)(d)             4,214,813
      28,800    Alltel Corp.(d)                                 1,135,800
     169,900    Ameritech Corp.                                 7,210,131
     121,700    Bell Atlantic Corp.(d)                         11,150,762
     155,400    BellSouth Corp.                                10,023,300
      19,200    Clear Channel Communications, Inc.(a)(d)        1,840,800
      54,700    Comcast Corp., Class A(d)                       1,875,188
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
COMMUNICATIONS (continued)

      25,800    Frontier Corp.(d)                         $       785,287
     150,100    GTE Corp.                                       8,752,706
      11,500    King World Productions, Inc.(a)                   293,250
     109,200    MCI Communications Corp.                        5,838,793
      41,300    Nextel Communications, Inc.(a)(d)                 973,131
     287,300    SBC Communications, Inc.(d)                    11,168,787
      67,300    Sprint Corp.(d)                                 4,828,775
      79,500    Tele-Communications, Inc.(a)(d)                 2,727,843
      75,700    US West Communications Group(d)                 3,841,775
      95,100    US West Media Group(a)(d)                       3,524,644
     158,700    WorldCom, Inc.(a)(d)                            7,220,850
                                                          ---------------
                                                              102,899,323
                                                          ---------------
DEPOSITORY INSTITUTIONS (8.8%)
      22,400    BB&T Corp.(d)                                   1,482,600
     101,200    Banc One Corp.(d)                               5,578,650
      59,000    Bank of New York Co., Inc.                      3,606,375
     108,700    BankAmerica Corp.                               8,988,131
      22,800    BankBoston Corp.                                2,402,550
      15,300    Bankers Trust New York Corp.(d)                 1,889,550
      66,100    Chase Manhattan Corp.                           8,985,469
      71,600    Citicorp(d)                                    10,677,350
      24,750    Comerica, Inc.                                  1,627,312
      36,450    Fifth Third Bancorp(d)                          1,795,163
      45,600    First Chicago NBD Corp.                         3,987,150
     151,620    First Union Corp.                               8,386,481
      41,900    Fleet Financial Group, Inc.                     3,435,800
       8,900    Golden West Financial Corp.                       961,200
      17,300    H. F. Ahmanson & Co.                            1,319,125
      30,000    Huntington Bancshares, Inc.                       982,500
      27,800    J.P. Morgan & Co., Inc.                         3,452,413
      68,800    KeyCorp(d)                                      2,610,100
      39,900    Mellon Bank Corp.                               2,690,757
      20,600    Mercantile Bancorp.(d)                          1,053,175
      51,600    National City Corp.                             3,495,900
     147,400    NationsBank Corp.(d)                           11,165,550
      17,500    Northern Trust Corp.                            1,234,298
     118,400    Norwest Corp.(c)(d)                             4,602,800
      47,800    PNC Bank Corp.                                  2,760,450
       8,500    Republic New York Corp.(d)                      1,091,718
      25,300    State Street Corp.                              1,744,118
      27,600    Summit Bancorp                                  1,383,450
      33,000    Suntrust Banks, Inc.(d)                         2,607,000
      41,250    Synovus Financial Corp.                           925,547
     115,500    U.S. Bancorp                                    4,518,937
      32,200    Wachovia Corp.                                  2,578,013
      40,400    Washington Mutual, Inc.(d)                      2,853,250
      13,600    Wells Fargo & Co.(d)                            4,916,400
                                                          ---------------
                                                              121,789,282
                                                          ---------------
EATING & DRINKING PLACES (0.7%)
      23,300    Darden Restaurants, Inc.                          359,694
      39,900    Marriott International, Inc., Class A           1,386,525
     108,100    McDonald's Corp.                                7,094,062
      23,700    Tricon Global Restaurants, Inc.(a)                736,182

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
EATING & DRINKING PLACES (continued)

      20,800    Wendy's International, Inc.(d)            $       513,500
                                                          ---------------
                                                               10,089,963
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (3.2%)
      21,500    Ameren Corp.(d)                                   841,188
      29,700    American Electric Power Co.                     1,347,638
      23,100    Baltimore Gas & Electric Co.                      703,106
      30,500    Browning-Ferris Industries(d)                   1,084,657
      24,800    CINergy Corp.                                     801,350
      23,500    Carolina Power & Light Co.                        963,500
      33,200    Central & Southwest Corp.                         877,725
      16,600    Coastal Corp.(d)                                1,170,300
       8,700    Columbia Energy Group                             734,063
      36,800    Consolidated Edison Co.                         1,575,500
      15,000    Consolidated Natural Gas Co.(d)                   848,437
      22,800    DTE Energy Co.(d)                                 902,025
      30,400    Dominion Resources, Inc.                        1,206,500
      56,500    Duke Energy Corp.(d)                            3,255,813
       3,200    Eastern Enterprises                               128,400
      59,700    Edison International(d)                         1,761,150
      51,500    Enron Corp.(d)                                  2,581,437
      38,300    Entergy Corp.(d)                                1,007,768
      28,500    FPL Group, Inc.(d)                              1,750,968
      36,100    FirstEnergy Corp.                               1,071,719
      19,900    GPU, Inc.                                         766,150
      44,300    Houston Industries, Inc.                        1,268,088
      51,600    Laidlaw, Inc.                                     638,550
      22,600    Niagara Mohawk Power Corp.(a)                     279,675
       7,600    Nicor, Inc.                                       293,550
      11,800    Northern States Power Co.                         671,125
       4,900    Oneok, Inc.                                       191,407
      26,000    PP&L Resources, Inc.                              575,250
      46,400    PacifiCorp                                      1,070,100
      13,100    Pacific Enterprises                               498,618
      59,700    Pacific Gas & Electric Co.(d)                   1,880,550
      34,800    Peco Energy Co.                                   983,100
       5,500    People's Energy Corp.                             202,813
      36,300    Public Service Enterprise Group, Inc.(d)        1,200,168
      17,000    Sonat, Inc.                                       666,188
     108,200    Southern Co.(d)                                 2,874,062
      38,700    Texas Utilities Co.                             1,528,650
      71,400    Waste Management, Inc.                          2,320,500
      64,300    Williams Cos., Inc.(d)                          2,085,731
                                                          ---------------
                                                               44,607,519
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (7.6%)
      34,500    AMP, Inc.                                       1,311,000
      22,300    Advanced Micro Devices, Inc.(a)(d)                434,850
       4,500    Aeroquip-Vickers, Inc.(d)                         277,875
      13,800    Andrew Corp.(a)(d)                                303,170
      18,900    Cooper Industries, Inc.                         1,216,687
      18,400    DSC Communications Corp.(a)                       314,525
      69,600    Emerson Electric Co.                            4,228,200
     512,900    General Electric Co.                           42,763,037
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)

      23,200    General Instrument Corp.(a)               $       552,450
      12,500    Harris Corp.(d)                                   602,343
     256,400    Intel Corp.                                    18,316,575
      22,200    LSI Logic Corp.(a)                                473,138
     204,000    Lucent Technologies, Inc.                      14,471,250
      14,900    Maytag Corp.(d)                                   751,518
      33,200    Micron Technology, Inc.(a)(d)                     782,275
      93,500    Motorola, Inc.                                  4,949,657
      25,800    National Semiconductor Corp.(a)                   419,250
       6,800    National Service Industries                       346,800
      81,700    Northern Telecom Ltd.(d)                        5,228,800
      13,300    Raychem Corp.                                     500,412
      12,400    Scientific-Atlanta, Inc.                          273,575
      28,400    Tellabs, Inc.(a)(d)                             1,951,614
      61,200    Texas Instruments, Inc.                         3,144,150
       8,600    Thomas & Betts Corp.                              459,563
      11,800    Whirlpool Corp.                                   806,087
                                                          ---------------
                                                              104,878,801
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (0.1%)
      26,700    Dun & Bradstreet Corp.                            901,125
       7,200    EG&G, Inc.                                        226,800
                                                          ---------------
                                                                1,127,925
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(1.1%)
       4,700    Ball Corp.                                        185,356
       7,300    Crane Co.                                         384,618
      20,200    Crown Cork & Seal Co., Inc.(d)                  1,047,875
      26,900    Fortune Brands, Inc.                            1,033,968
      87,800    Gillette Co.                                   10,283,575
      17,400    Parker-Hannifin Corp.                             714,487
       9,600    Snap-On, Inc.                                     421,200
      13,900    Stanley Works                                     660,250
                                                          ---------------
                                                               14,731,329
                                                          ---------------
FOOD STORES (0.4%)
      38,500    Albertson's, Inc.                               1,783,032
      42,900    American Stores Co.                             1,069,818
       9,500    Giant Food, Inc., Class A                         408,500
       6,000    Great Atlantic & Pacific Tea Co.                  192,000
      39,900    Kroger Co.(a)                                   1,713,207
      23,300    Winn-Dixie Stores, Inc.                           948,018
                                                          ---------------
                                                                6,114,575
                                                          ---------------
FOOD & KINDRED PRODUCTS (6.0%)
       5,800    Adolph Coors Co.                                  217,500
      76,800    Anheuser-Busch Cos., Inc.                       3,528,000
      89,700    Archer Daniels Midland Co.(d)                   1,693,088
      45,200    Bestfoods, Inc.                                 2,550,975
      10,800    Brown-Forman Corp.                                622,350
      71,600    Campbell Soup Co.(d)                            3,902,200
     387,600    Coca-Cola Co.                                  30,378,150

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
FOOD & KINDRED PRODUCTS (continued)

      74,600    Conagra, Inc.(d)                          $     2,182,050
      24,900    General Mills, Inc.(d)                          1,699,425
      57,300    Heinz (H.J.) Co.(d)                             3,040,482
      22,400    Hershey Foods Corp.                             1,551,200
      64,400    Kellogg Co.(d)                                  2,660,525
     237,700    PepsiCo, Inc.                                   9,701,132
      21,700    Quaker Oats Co.                                 1,251,818
      16,800    Ralston-Ralston Purina Group                    1,870,050
      74,200    Sara Lee Corp.(d)                               4,368,525
      55,900    Seagram Co. Ltd.(d)                             2,456,106
     100,400    Unilever N.V.(d)                                7,925,325
      18,200    Wrigley (Wm) Jr. Co.                            1,751,750
                                                          ---------------
                                                               83,350,651
                                                          ---------------
FURNITURE & FIXTURES (0.1%)
      25,900    Masco Corp.(d)                                  1,456,875
                                                          ---------------
GENERAL MERCHANDISE STORES (2.7%)
      16,900    Consolidated Stores Corp.                         645,369
      68,600    Dayton Hudson Corp.                             3,181,325
      17,400    Dillards, Inc.(d)                                 731,888
      32,900    Federated Department Stores, Inc.(a)(d)         1,704,631
      11,100    Harcourt General, Inc.                            604,950
      39,200    J.C. Penney Co., Inc.                           2,815,050
      76,600    KMart Corp.(a)(d)                               1,484,125
      36,300    May Department Stores Co.                       2,334,544
       5,700    Mercantile Stores Co., Inc.                       448,162
      61,500    Sears, Roebuck & Co.                            3,801,468
     352,200    Wal-Mart Stores, Inc.(d)                       19,437,038
      21,200    Woolworth Corp.(a)(d)                             418,700
                                                          ---------------
                                                               37,607,250
                                                          ---------------
HEALTH SERVICES (0.5%)
     101,500    Columbia/HCA Healthcare Corp.(d)                3,317,782
      61,700    HEALTHSOUTH Corp.(a)(d)                         1,750,738
      10,000    Manor Care, Inc.                                  315,625
      48,100    Tenet Healthcare Corp.(a)                       1,683,500
                                                          ---------------
                                                                7,067,645
                                                          ---------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-- CONTRACTORS (0.2%)
      13,100    Fluor Corp.                                       624,707
       6,300    Foster Wheeler Corp.                              159,863
      41,100    Halliburton Co.(d)                              1,947,112
                                                          ---------------
                                                                2,731,682
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (0.1%)
      29,500    Conseco, Inc.(d)                                1,375,437
                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (0.0%)
      15,500    Circuit City Stores                               656,813
                                                          ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES (0.1%)
      39,200    Hilton Hotels Corp.(d)                          1,232,350
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES (continued)

      28,100    Mirage Resorts, Inc.(a)                   $       584,831
                                                          ---------------
                                                                1,817,181
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (6.5%)
      20,800    Apple Computer, Inc.(a)(d)                        553,800
      57,400    Applied Materials, Inc.                         1,836,800
      26,600    Baker Hughes, Inc.                                957,600
      34,400    Bay Networks, Inc.(a)                             952,450
      14,900    Black & Decker Corp.                              869,788
       3,800    Briggs & Stratton Corp.                           172,425
      15,700    Brunswick Corp.                                   493,568
      11,900    Case Corp.(d)                                     688,713
      58,400    Caterpillar, Inc.(d)                            3,208,350
       6,200    Cincinnati Milacron, Inc.                         185,613
     159,600    Cisco Systems, Inc.                            12,069,750
     237,300    Compaq Computer Corp.(d)                        6,481,257
       5,900    Cummins Engine Co., Inc.                          306,800
       7,600    Data General Corp.(a)                             115,900
      39,100    Deere & Co.                                     2,028,312
     102,300    Dell Computer Corp.(d)                          8,430,165
      23,000    Digital Equipment Corp.(a)                      1,262,125
      34,800    Dover Corp.(d)                                  1,305,000
      27,600    Dresser Industries, Inc.                        1,285,125
      77,700    EMC Corp.(a)(d)                                 3,219,694
      23,700    Gateway 2000, Inc.(d)                           1,067,981
       6,800    General Signal Corp.                              279,650
       7,500    Harnischfeger Industries, Inc.                    236,250
     163,100    Hewlett-Packard Co.                            10,132,588
     152,400    IBM Corp.(d)                                   17,887,950
      26,000    Ingersoll-Rand Co.(d)                           1,171,625
       9,400    McDermott International, Inc.                     358,962
      19,600    Pall Corp.(d)                                     388,325
      45,400    Pitney Bowes, Inc.                              2,133,800
      38,000    Seagate Technology Inc.(a)                        878,750
      29,400    Silicon Graphics, Inc.(a)                         352,800
      16,200    Tandy Corp.                                       716,850
      26,600    Tenneco, Inc.                                   1,107,225
       9,900    Timken Co.                                        372,488
      89,800    Tyco International Ltd.(d)                      4,972,675
      39,100    Unisys Corp.(a)(d)                                957,950
                                                          ---------------
                                                               89,439,104
                                                          ---------------
INSURANCE AGENTS, BROKERS & SERVICES (0.4%)
      26,300    Aon Corp.                                       1,684,844
      25,700    Humana, Inc.(a)                                   798,307
      26,600    Marsh & McLennan Cos., Inc.                     2,329,162
                                                          ---------------
                                                                4,812,313
                                                          ---------------
INSURANCE CARRIERS (4.5%)
      23,300    Aetna Life & Casualty, Inc.                     1,821,768
      67,200    Allstate Corp.                                  6,325,200
      39,800    American General Corp.                          2,671,575
     109,901    American International Group, Inc.             13,606,994
      34,800    CIGNA Corp.(d)                                  2,383,800
      26,600    Chubb Corp.                                     2,116,362

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
INSURANCE CARRIERS (continued)

      25,800    Cincinnati Financial Corp.                $     1,083,600
      12,300    General Re Corp.(d)                             2,704,463
      18,500    Hartford Financial Services Group(d)            2,036,157
      16,500    Jefferson-Pilot Corp.                             944,625
      16,000    Lincoln National Corp.(d)                       1,438,000
      18,000    Loews Corp.                                     1,633,500
      15,400    MBIA, Inc.                                      1,148,262
      17,900    MGIC Investment Corp.(d)                        1,072,881
      11,300    Progressive Corp.(d)                            1,557,988
      14,900    Providian Financial Corp.                         948,012
      22,200    Safeco Corp.(d)                                 1,032,300
      36,186    St. Paul Cos., Inc.(d)                          1,605,753
      30,600    SunAmerica, Inc.(d)                             1,487,925
      21,900    Torchmark Corp.(d)                                938,963
     179,600    Travelers Group, Inc.(d)                       10,955,600
      29,500    United Healthcare Corp.                         1,888,000
      21,700    Unum Corp.                                      1,205,706
                                                          ---------------
                                                               62,607,434
                                                          ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (0.0%)
      17,200    Louisiana-Pacific Corp.                           342,926
                                                          ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (2.0%)
       8,900    Bard (C.R.), Inc.                                 308,719
       8,600    Bausch & Lomb, Inc.(d)                            428,388
      19,100    Becton, Dickinson & Co.                         1,351,325
      17,600    Biomet, Inc.(d)                                   508,200
      30,500    Boston Scientific Corp.(a)                      1,944,375
      50,900    Eastman Kodak Co.                               3,632,988
      23,600    Guidant Corp.(d)                                1,520,725
      19,900    Honeywell, Inc.                                 1,670,357
      13,200    Johnson Controls, Inc.(d)                         785,400
      13,200    KLA-Tencor Corp.(a)(d)                            447,150
      73,500    Medtronic, Inc.                                 4,088,438
       6,900    Millipore Corp.                                   230,287
       7,600    Perkin-Elmer Corp.(d)                             520,600
       7,100    Polaroid Corp.(d)                                 287,994
       2,100    Raytheon Co., Class A                             111,956
      51,100    Raytheon Co., Class B(d)                        2,794,531
      13,100    St. Jude Medical, Inc.(a)(d)                      468,325
       7,900    Tektronix, Inc.                                   302,175
      24,900    Thermo Electron Corp.(a)(d)                       874,613
      11,900    U.S. Surgical Corp.                               473,025
      51,100    Xerox Corp.(d)                                  5,250,525
                                                          ---------------
                                                               28,000,096
                                                          ---------------
METAL MINING (0.3%)
      58,400    Barrick Gold Corp.(d)                           1,124,200
      36,000    Battle Mountain Gold Co.                          191,250
      14,700    Cyprus Amax Minerals Co.                          233,362
      30,400    Freeport McMoran, Inc., Class B                   509,200
      33,100    Homestake Mining Co.(d)                           359,962
      24,500    Newmont Mining Corp.(d)                           610,968
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
METAL MINING (continued)

      38,800    Placer Dome, Inc.(d)                      $       482,575
                                                          ---------------
                                                                3,511,517
                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.3%)
      20,900    Hasbro, Inc.                                      799,425
      18,500    ITT Industries, Inc.                              682,188
       6,000    Jostens, Inc.                                     151,500
      45,600    Mattel, Inc.(d)                                 1,727,100
       1,200    NACCO Industries, Inc.                            175,800
                                                          ---------------
                                                                3,536,013
                                                          ---------------
MISCELLANEOUS RETAIL (0.5%)
      33,600    Costco Cos., Inc.(a)(d)                         1,944,600
       6,000    Longs Drug Stores, Inc.                           181,875
      40,500    Rite Aid Corp.(d)                               1,450,406
      44,500    Toys "R" Us, Inc.(a)(d)                         1,179,250
      77,700    Walgreen Co.(d)                                 2,734,068
                                                          ---------------
                                                                7,490,199
                                                          ---------------
MOTION PICTURES (0.1%)
      34,000    Unicom Corp.                                    1,168,750
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.6%)
      72,800    American Express Co.                            7,471,100
      62,998    Associates First Capital Corp.(d)               4,713,038
       8,300    Beneficial Corp.                                1,112,200
      17,100    Countrywide Credit Industries, Inc.               790,875
     108,900    FHLMC                                           4,954,950
     166,200    FNMA                                            9,951,225
      21,300    Green Tree Financial Corp.(d)                     855,994
      16,700    Household International, Inc.(d)                2,259,718
      78,600    MBNA Corp.(d)                                   2,490,637
       9,800    Transamerica Corp.                              1,127,000
                                                          ---------------
                                                               35,726,737
                                                          ---------------
OIL & GAS EXTRACTION (0.9%)
       9,400    Anadarko Petroleum Corp.                          620,400
      14,900    Apache Corp.                                      509,394
      27,700    Burlington Resources, Inc.                      1,166,863
       7,900    Helmerich & Payne, Inc.                           199,475
      53,200    Occidental Petroleum Corp.(d)                   1,469,650
      16,600    Oryx Energy Co.(a)                                386,988
      13,500    Rowan Cos., Inc.(a)                               345,093
      78,000    Schlumberger, Ltd.                              6,088,875
      39,700    Union Pacific Resources Group, Inc.(d)            803,925
       8,500    Western Atlas, Inc.                               735,781
                                                          ---------------
                                                               12,326,444
                                                          ---------------
PAPER & ALLIED PRODUCTS (1.6%)
      16,100    Avery Dennison Corp.                              834,182
       8,300    Bemis Co., Inc.(d)                                350,157
       8,800    Boise Cascade Corp.                               293,700
      15,000    Champion International Corp.                      720,000
      32,700    Fort James Corp.(d)                             1,563,469
      14,500    Georgia-Pacific Group(d)                          930,718

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PAPER & ALLIED PRODUCTS (continued)

      21,100    IKON Office Solutions, Inc.               $       447,057
      47,400    International Paper Co.(d)                      2,180,400
      87,200    Kimberly-Clark Corp.(d)                         4,321,850
      16,400    Mead Corp.                                        510,450
      64,000    Minnesota Mining & Manufacturing Co.            5,928,000
      15,500    Stone Container Corp.(a)                          275,125
       8,800    Temple-Inland, Inc.                               517,000
      10,900    Union Camp Corp.                                  596,093
      16,000    Westvaco Corp.                                    456,000
      31,300    Weyerhaeuser Co.(d)                             1,590,432
      17,500    Willamette Industries, Inc.                       600,468
                                                          ---------------
                                                               22,115,101
                                                          ---------------
PERSONAL SERVICES (0.2%)
      16,400    H&R Block, Inc.                                   721,600
      39,500    Service Corp. International                     1,614,563
                                                          ---------------
                                                                2,336,163
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (6.3%)
      14,400    Amerada Hess Corp.(d)                             778,500
     152,400    Amoco Corp.(d)                                  6,372,225
      11,800    Ashland, Inc.                                     588,525
      50,200    Atlantic Richfield Co.                          3,959,525
     103,000    Chevron Corp.                                   8,227,125
     386,500    Exxon Corp.                                    27,248,250
       7,500    Kerr-McGee Corp.                                  474,375
     123,000    Mobil Corp.                                     9,594,000
       7,500    Pennzoil Co.                                      433,594
      41,200    Phillips Petroleum Co.                          2,062,575
     336,000    Royal Dutch Petroleum Co.(d)                   18,837,000
      14,800    Sun Co., Inc.                                     629,000
      85,800    Texaco, Inc.                                    4,954,950
      45,100    USX-Marathon Group, Inc.                        1,578,500
      38,700    Unocal Corp.                                    1,378,688
                                                          ---------------
                                                               87,116,832
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (0.9%)
     203,600    American Home Products Corp.                    9,836,425
      41,200    Amgen, Inc.(a)(d)                               2,492,600
                                                          ---------------
                                                               12,329,025
                                                          ---------------
PRIMARY METAL INDUSTRIES (0.6%)
      35,600    Alcan Aluminum Ltd.                             1,014,600
      30,600    Allegheny Teledyne, Inc.(d)                       711,450
      27,000    Aluminum Co. of America                         1,873,125
      17,000    Armco, Inc.(a)                                     92,438
       6,200    Asarco, Inc.                                      140,663
      20,100    Bethlehem Steel Corp.(a)                          246,225
      22,700    Engelhard Corp.                                   472,443
      26,200    Inco Ltd.                                         376,625
       7,700    Inland Steel Industries, Inc.                     220,413
      13,700    Nucor Corp.(d)                                    705,550
       9,300    Phelps Dodge Corp.(d)                             567,300
      11,600    Reynolds Metals Co.                               672,800
      13,500    USX-US Steel Group, Inc.(d)                       484,312
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PRIMARY METAL INDUSTRIES (continued)

      15,200    Worthington Industries, Inc.              $       267,900
                                                          ---------------
                                                                7,845,844
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.6%)
      11,400    American Greetings Corp.                          541,500
      12,800    Deluxe Corp.                                      429,600
      15,100    Dow Jones & Co., Inc.                             726,688
      44,400    Gannett Co., Inc.                               2,927,625
      13,200    Knight-Ridder, Inc.                               753,225
      15,500    McGraw-Hill Cos., Inc.                          1,211,907
       8,300    Meredith Corp.                                    329,925
      13,900    Moore Corp. Ltd.(d)                               201,550
      15,000    New York Times Co.                              1,057,500
      22,900    R.R. Donnelley & Sons Co.(d)                    1,030,500
      90,700    Time Warner, Inc.(d)                            7,057,593
      13,800    Times Mirror Co.(d)                               883,200
      19,200    Tribune Co.                                     1,284,000
      55,300    Viacom, Inc., Class B(a)(d)                     3,041,500
                                                          ---------------
                                                               21,476,313
                                                          ---------------
RAILROAD TRANSPORTATION (0.6%)
      24,500    Burlington Northern Santa Fe Corp.(d)           2,437,750
      34,200    CSX Corp.                                       1,628,775
      59,100    Norfolk Southern Corp.                          1,850,568
      38,800    Union Pacific Corp.                             1,876,950
                                                          ---------------
                                                                7,794,043
                                                          ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.7%)
       6,300    Armstrong World Industries(d)                     529,988
      12,400    Cooper Tire & Rubber Co.                          293,725
      24,500    Goodyear Tire & Rubber Co.(d)                   1,760,938
      39,100    Illinois Tool Works, Inc.(d)                    2,580,600
      45,600    Nike, Inc., Class B(d)                          2,097,600
       8,800    Reebok International Ltd.(a)                      253,000
      23,400    Rubbermaid, Inc.                                  763,425
      13,012    Sealed Air Corp.(a)(d)                            696,143
       9,600    Tupperware Corp.                                  259,200
                                                          ---------------
                                                                9,234,619
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (1.2%)
      41,600    Charles Schwab Corp.                            1,372,800
      39,600    Franklin Resources, Inc.                        1,935,450
      16,000    Lehman Brothers Holding, Inc.                   1,135,000
      52,200    Merrill Lynch & Co., Inc.                       4,671,900
      92,900    Morgan Stanley, Dean Witter & Co.               7,252,006
                                                          ---------------
                                                               16,367,156
                                                          ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS (0.3%)
      36,200    Corning, Inc.(d)                                1,427,638
      25,000    Newell Co.(d)                                   1,206,250
       8,400    Owens Corning(d)                                  315,000
      22,100    Owens-Illinois, Inc.(a)(d)                        993,118
                                                          ---------------
                                                                3,942,006
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

TEXTILE MILL PRODUCTS (0.1%)
      11,500    Fruit of the Loom, Inc.(a)                $       413,282
       5,700    Russell Corp.(d)                                  155,325
       3,200    Springs Industries, Inc., Class A                 179,600
                                                          ---------------
                                                                  748,207
                                                          ---------------
TOBACCO PRODUCTS (1.0%)
     380,000    Philip Morris Cos., Inc.                       14,202,500
                                                          ---------------
TRANSPORTATION BY AIR (0.5%)
      14,300    AMR Corp.(a)                                    2,201,307
      11,800    Delta Airlines, Inc.(d)                         1,357,000
      23,000    FDX Corp.(a)                                    1,474,875
      34,600    Southwest Airlines Co.                            923,387
      14,300    U.S. Air Group, Inc.(a)                         1,001,000
                                                          ---------------
                                                                6,957,569
                                                          ---------------
TRANSPORTATION EQUIPMENT (3.7%)
      88,400    Allied-Signal, Inc.(d)                          3,779,100
     156,700    Boeing Co.(d)                                   7,462,838
     101,700    Chrysler Corp.(d)                               5,657,062
      16,500    Dana Corp.(d)                                     860,062
      11,300    Eaton Corp.                                     1,014,881
       9,900    Echlin, Inc.                                      470,250
       5,700    Fleetwood Enterprises, Inc.                       228,000
     188,100    Ford Motor Co.(d)                               9,757,687
      19,800    General Dynamics Corp.                            879,862
     110,900    General Motors Corp.(d)                         7,977,868
      30,500    Lockheed Martin Corp.(d)                        3,423,625
      11,300    Navistar International Corp.(a)                   341,118
      10,400    Northrop Grumman Corp.                          1,114,750
      12,200    Paccar, Inc.(d)                                   673,669
      31,500    Rockwell International Corp.(d)                 1,732,500
      19,200    TRW, Inc.(d)                                    1,028,400
      25,800    Textron, Inc.                                   1,914,037
      36,500    United Technologies Corp.                       3,431,000
                                                          ---------------
                                                               51,746,709
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (0.4%)
     111,500    CBS Corp.(d)                                    3,540,125
      28,000    Genuine Parts Co.                                 950,250
       7,800    Grainger (W.W.), Inc.                             823,387
       4,600    Potlatch Corp.                                    201,537
                                                          ---------------
                                                                5,515,299
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (0.3%)
      17,200    Cardinal Health, Inc.(d)                        1,532,950
      15,800    Sigma Aldrich                                     576,700
       9,500    Supervalu, Inc.                                   397,812
      53,300    Sysco Corp.                                     1,242,556
                                                          ---------------
                                                                3,750,018
                                                          ---------------
TOTAL COMMON STOCKS
  (COST $823,650,158)                                       1,346,700,301
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------
CORPORATE NOTE (0.1%)
   2,000,000    NationsBank Corp., 5.81% V/R, 7/1/04
                  (cost $1,987,556)                       $     1,995,028
                                                          ---------------
PREFERRED STOCK (0.0%)
       5,320    Sealed Air Corp., 12/31/49 (cost
                  $269,502)(a)                                    296,257
                                                          ---------------
TIME DEPOSITS (2.4%)
  17,000,000    Erste Bank der Oeste, 5.69%, 6/1/98            17,000,000
   1,525,381    PNC Bank N.A. Nassau, 5.66%, 6/1/98             1,525,381
  15,000,000    Union Bank of Switzerland, 5.69%, 6/1/98       15,000,000
                                                          ---------------

TOTAL TIME DEPOSITS
  (COST $33,525,381)                                           33,525,381
                                                          ---------------
U.S. TREASURY BILLS (0.1%)
   1,410,000    U.S. Treasury Bills, 5.11% yield,
                  4/29/99(f) (cost $1,343,497)                  1,343,552
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $860,776,094)            $ 1,383,860,519
                                                          ---------------
                                                          ---------------
FINANCIAL FUTURES CONTRACTS (0.0%)

                                                           UNREALIZED GAIN
  POSITION      CONTRACTS               INDEX                  (LOSS)
- -------------   ---------   -----------------------------  ---------------
Long                  13    S&P 500 Futures,
                              Expiring June 19, 1998
                              (notional value $3,545,100)  $       433,150
Long                 106    S&P 500 Futures,
                              Expiring September 18, 1998
                              (notional value
                              $29,221,550)                         (16,125)
                                                           ---------------
                                                           $       417,025
                                                           ---------------
                                                           ---------------

- ---------------------------------------------------------
                 INCOME EQUITY PORTFOLIO
- ---------------------------------------------------------
COMMON STOCKS (97.7%)
BUSINESS SERVICES (1.6%)
     608,900    Cognizant   $                  32,423,926
                  Corp.
                                          ---------------
CHEMICALS & ALLIED PRODUCTS (5.2%)
     845,200    E.I. du                        65,080,400
                  Pont de
                  Nemours
                  &
                  Co.(d)
   1,242,000    Morton                         37,803,375
                International,
                  Inc.
                                          ---------------
                                              102,883,775
                                          ---------------
COMMUNICATIONS (5.7%)
   1,113,200    AT&T                           67,766,050
                 Corp.(d)
     782,600    GTE Corp.                      45,635,362
                                          ---------------
                                              113,401,412
                                          ---------------
DEPOSITORY INSTITUTIONS (4.8%)
     424,450    J.P.                           52,711,384
                  Morgan
                  & Co.,
                  Inc.(d)
   1,067,850    U.S.                           41,779,631
                  Bancorp
                                          ---------------
                                               94,491,015
                                          ---------------
EATING & DRINKING PLACES (2.0%)
     602,750    McDonald's                     39,555,468
                  Corp.
                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INCOME EQUITY PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

ELECTRIC, GAS, & SANITARY SERVICES (6.9%)
     493,000    Consolidated Natural Gas Co.(d)           $    27,885,312
     740,600    Pacific Gas & Electric Co.(d)                  23,328,900
     604,100    Public Service Enterprise Group, Inc.          19,973,056
     876,350    Texas Utilities Co.(d)                         34,615,825
     937,700    Waste Management, Inc.(d)                      30,475,250
                                                          ---------------
                                                              136,278,343
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (12.1%)
   1,588,800    AMP, Inc.(d)                                   60,374,400
     513,200    Emerson Electric Co.                           31,176,900
     536,600    General Electric Co.                           44,739,025
     567,600    Honeywell, Inc.                                47,642,928
     783,146    Lucent Technologies, Inc.(d)                   55,554,419
                                                          ---------------
                                                              239,487,672
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT, & RELATED
SERVICES (2.7%)
   1,563,600    Dun & Bradstreet Corp.                         52,771,501
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(3.0%)
   1,536,600    Fortune Brands, Inc.                           59,063,062
                                                          ---------------
FOOD & KINDRED PRODUCTS (7.8%)
   1,365,640    PepsiCo, Inc.(d)                               55,735,182
     554,800    Procter & Gamble Co.(d)                        46,568,525
     877,250    Sara Lee Corp.(d)                              51,648,093
                                                          ---------------
                                                              153,951,800
                                                          ---------------
GENERAL MERCHANDISE STORES (8.0%)
     965,800    Dayton Hudson Corp.                            44,788,975
     538,400    J.C. Penney Co., Inc.                          38,663,850
     729,500    May Department Stores Co.                      46,915,968
     473,830    Sears, Roebuck & Co.(d)                        29,288,616
                                                          ---------------
                                                              159,657,409
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.3%)
   1,051,800    Hewlett-Packard Co.                            65,343,075
                                                          ---------------
INSURANCE CARRIERS (2.3%)
     686,750    American General Corp.(d)                      46,098,093
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (2.0%)
     544,050    Eastman Kodak Co.(d)                           38,831,568
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (4.9%)
     412,300    American Express Co.                           42,312,287
     470,900    Transamerica Corp.                             54,153,500
                                                          ---------------
                                                               96,465,787
                                                          ---------------
OIL & GAS EXTRACTION (1.5%)
     395,100    Schlumberger Ltd.(d)                           30,842,493
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INCOME EQUITY PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

PAPER & ALLIED PRODUCTS (2.1%)
     452,150    Minnesota Mining & Manufacturing Co.(d)   $    41,880,393
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (8.3%)
     538,200    Atlantic Richfield Co.                         42,450,525
     458,750    Chevron Corp.(d)                               36,642,656
     524,700    Exxon Corp.(d)                                 36,991,350
     301,500    Mobil Corp.(d)                                 23,517,000
     440,600    Royal Dutch Petroleum Co. ADR(d)               24,701,137
                                                          ---------------
                                                              164,302,668
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (8.6%)
     922,900    American Home Products Corp.(d)                44,587,606
     520,750    Johnson & Johnson(d)                           35,964,296
     287,400    Merck & Co., Inc.(d)                           33,643,762
     530,400    Pfizer, Inc.                                   55,592,550
                                                          ---------------
                                                              169,788,214
                                                          ---------------
PRINTING, PUBLISHING, & ALLIED INDUSTRIES (1.0%)
     581,800    Deluxe Corp.                                   19,526,662
                                                          ---------------
TOBACCO PRODUCTS (2.2%)
   1,144,450    Philip Morris Cos., Inc.                       42,773,818
                                                          ---------------
TRANSPORTATION EQUIPMENT (1.7%)
     369,300    United Technologies Corp.(d)                   34,714,209
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $1,136,096,524)                                     1,934,532,363
                                                          ---------------
TIME DEPOSITS (2.3%)
  45,011,190    PNC Bank, N.A. Nassau, 5.66%, 6/1/98
                  (cost $45,011,190)                           45,011,190
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $1,181,107,714)          $ 1,979,543,553
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                      DISCIPLINED GROWTH PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (97.4%)
APPAREL & ACCESSORY STORES (2.5%)
      74,600    Ross Stores, Inc.                         $     3,291,726
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(3.3%)
      63,200    Tommy Hilfiger Corp.(d)                         4,250,201
                                                          ---------------
BUSINESS SERVICES (7.7%)
      79,300    BMC Software, Inc.(a)(d)                        3,652,758
      92,830    Cadence Design Systems, Inc.(d)                 3,272,258
      60,690    Robert Half International, Inc.(a)              3,072,431
                                                          ---------------
                                                                9,997,447
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (2.2%)
     106,530    Solutia, Inc.                                   2,922,916
                                                          ---------------
COMMUNICATIONS (4.7%)
      49,900    AT&T Corp.(d)                                   3,037,663

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                DISCIPLINED GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
COMMUNICATIONS (continued)

      48,000    BellSouth Corp.                           $     3,096,000
                                                          ---------------
                                                                6,133,663
                                                          ---------------
DOMESTIC DEPOSITORY INSTITUTIONS (4.5%)
      45,715    Comerica, Inc.                                  3,005,761
     100,350    Dime Bancorp, Inc.                              2,928,965
                                                          ---------------
                                                                5,934,726
                                                          ---------------
EATING & DRINKING PLACES (2.3%)
     195,750    Darden Restaurants, Inc.                        3,021,890
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (2.2%)
      76,230    GPU, Inc.                                       2,934,855
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (3.4%)
      62,000    Lucent Technologies, Inc.                       4,398,125
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (2.3%)
      62,090    Halliburton Co.(d)                              2,941,514
                                                          ---------------
FOOD & KINDRED PRODUCTS (2.3%)
      91,380    Interstate Bakeries Corp.(d)                    2,947,006
                                                          ---------------
FURNITURE & FIXTURES (2.2%)
     105,600    Herman Miller, Inc.                             2,923,800
                                                          ---------------
GENERAL MERCHANDISE STORES (6.0%)
      84,400    Dayton Hudson Corp.                             3,914,064
      83,100    TJX Cos., Inc.(d)                               3,884,925
                                                          ---------------
                                                                7,798,989
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (9.8%)
      54,670    Caterpillar, Inc.                               3,003,433
      75,850    EMC Corp.(a)(d)                                 3,143,035
      68,930    Lexmark International Group, Inc.(a)            3,825,615
      46,420    Sundstrand Corp.                                2,878,040
                                                          ---------------
                                                               12,850,123
                                                          ---------------
INSURANCE CARRIERS (2.4%)
      65,490    SunAmerica, Inc.(d)                             3,184,451
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (1.9%)
      71,780    SCI Systems, Inc.(a)(d)                         2,449,492
                                                          ---------------
MISCELLANEOUS RETAIL (2.6%)
      58,700    Costco Cos., Inc.(a)                            3,397,262
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.1%)
      69,790    SLM Holding Corp.(d)                            2,787,238
                                                          ---------------
PAPER & ALLIED PRODUCTS (2.2%)
      56,900    Bowater, Inc.(d)                                2,880,562
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (4.7%)
      42,500    Exxon Corp.                                     2,996,250
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                DISCIPLINED GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PETROLEUM REFINING & RELATED INDUSTRIES (continued)

      74,790    Sun Co., Inc.                             $     3,178,575
                                                          ---------------
                                                                6,174,825
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (5.5%)
      73,000    Watson Pharmaceuticals, Inc.                    3,193,751
      47,400    Schering-Plough Corp.                           3,966,787
                                                          ---------------
                                                                7,160,538
                                                          ---------------
PRIMARY METAL INDUSTRIES (2.3%)
      83,430    USX-U.S. Steel Group, Inc.(d)                   2,993,051
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (4.7%)
      46,530    Gannett Co., Inc.                               3,068,071
      48,900    Times Mirror Co.                                3,129,600
                                                          ---------------
                                                                6,197,671
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICE (2.3%)
      55,950    Bear Stearns Cos., Inc.                         3,035,287
                                                          ---------------
TRANSPORTATION BY AIR (2.2%)
      35,710    UAL Corp.(a)(d)                                 2,836,713
                                                          ---------------
TRANSPORTATION EQUIPMENT (4.5%)
      70,090    General Dynamics Corp.(d)                       3,114,624
      50,900    Paccar, Inc.(d)                                 2,810,636
                                                          ---------------
                                                                5,925,260
                                                          ---------------
WATER TRANSPORTATION (2.4%)
      44,900    Royal Caribbean Cruises Ltd.(d)                 3,128,970
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (2.2%)
      75,800    Universal Corp.                                 2,847,237
                                                          ---------------

TOTAL COMMON STOCKS (COST $116,173,375)                       127,345,538
                                                          ---------------
TIME DEPOSITS (2.6%)
   3,434,844    PNC Bank, N.A. Nassau, 5.57%, 6/1/98
                  (cost $3,434,844)                             3,434,844
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $119,608,219)            $   130,780,382
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     LARGE COMPANY GROWTH PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (98.8%)
AMUSEMENT & RECREATION SERVICES (1.8%)
     170,730    Walt Disney Co.(d)                        $    19,313,831
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.6%)
     383,200    Cintas Corp.                                   17,507,450
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS (5.0%)
     127,800    Fastenal Co.(d)                                 6,326,100

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               LARGE COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS (continued)

     609,389    Home Depot, Inc.(d)                       $    47,875,123
                                                          ---------------
                                                               54,201,223
                                                          ---------------
BUSINESS SERVICES (18.7%)
     252,700    Automatic Data Processing, Inc.                16,078,037
     286,400    Cognizant Corp.                                15,250,800
     215,300    DST Systems, Inc.(a)                           11,383,987
     587,200    First Data Corp.                               19,524,400
     272,850    Fiserv, Inc.(a)(d)                             16,089,639
     461,300    HBO & Co.(d)                                   26,625,682
   1,006,580    Microsoft Corp.(a)(d)                          85,370,566
     356,500    Sungard Data Systems, Inc.(a)(d)               12,165,563
                                                          ---------------
                                                              202,488,674
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (14.3%)
     812,200    Intel Corp.(d)                                 58,021,537
     461,348    Molex, Inc., Class A                           12,023,882
     185,960    Motorola, Inc.                                  9,844,257
     414,200    Solectron Corp.(a)(d)                          17,137,525
   2,074,000    Telefonaktiebolaget LM Ericsson, Series
                  B ADR(d)                                     57,812,750
                                                          ---------------
                                                              154,839,951
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT, & RELATED SERVICES (2.4%)
     290,500    Gartner Group, Inc.(a)(d)                       9,604,656
     467,266    Paychex, Inc.                                  16,821,594
                                                          ---------------
                                                               26,426,250
                                                          ---------------
FOOD & KINDRED PRODUCTS (3.3%)
     461,200    Coca-Cola Co.(d)                               36,146,550
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (7.5%)
   1,012,900    Franklin Resources, Inc.(d)                    49,505,487
     887,600    T. Rowe Price(d)                               31,454,325
                                                          ---------------
                                                               80,959,812
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (7.0%)
     777,550    Cisco Systems, Inc.(a)(d)                      58,802,218
     267,700    Hewlett-Packard Co.(d)                         16,630,862
                                                          ---------------
                                                               75,433,080
                                                          ---------------
INSURANCE CARRIERS (5.0%)
     434,262    American International Group, Inc.(d)          53,767,064
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (5.0%)
     967,600    Medtronic, Inc.(d)                             53,822,750
                                                          ---------------
MISCELLANEOUS RETAIL (3.0%)
     191,600    MSC Industrial Direct Co., Inc.(a)(d)           5,113,326
     826,850    Staples, Inc.(a)(d)                            20,774,606
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               LARGE COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
MISCELLANEOUS RETAIL (continued)

     232,500    Viking Office Products, Inc.(a)           $     6,648,058
                                                          ---------------
                                                               32,535,990
                                                          ---------------
OIL & GAS EXTRACTION (4.2%)
     589,700    Schlumberger Ltd.(d)                           46,033,456
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (10.1%)
     328,400    Merck & Co., Inc.(d)                           38,443,328
     675,600    Pfizer, Inc.                                   70,811,326
                                                          ---------------
                                                              109,254,654
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES, & SERVICES (6.6%)
   1,635,450    Charles Schwab Corp.(d)                        53,969,850
     390,600    Donaldson, Lufkin & Jenrette, Inc.(d)          17,210,812
                                                          ---------------
                                                               71,180,662
                                                          ---------------
TOBACCO PRODUCTS (1.6%)
     458,200    Philip Morris Cos., Inc.(d)                    17,125,225
                                                          ---------------
WHOLESALE TRADE-NONDURABLE GOODS (1.7%)
     210,500    Cardinal Health, Inc.(d)                       18,760,812
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $543,103,216)                                       1,069,797,434
                                                          ---------------
TIME DEPOSITS (1.2%)
  12,541,265    PNC Bank, N.A. Nassau, 5.66%, 6/1/98
                  (cost $12,541,265)                           12,541,265
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $555,644,481)            $ 1,082,338,699
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                        SMALL CAP INDEX PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (93.5%)
ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS (0.1%)
       5,500    Dames & Moore, Inc.                       $        71,156
                                                          ---------------
AGRICULTURAL PRODUCTION--CROPS (0.6%)
      18,900    Chiquita Brands International, Inc.               253,969
      11,500    Delta & Pine Land Co.                             492,344
                                                          ---------------
                                                                  746,313
                                                          ---------------
AMUSEMENT & RECREATION SERVICES (0.5%)
      12,700    Grand Casinos, Inc.(d)                            223,044
       8,000    Hollywood Park, Inc.(a)                           103,500
       9,700    Players International, Inc.                        52,744
       9,700    Westwood One, Inc.(a)                             259,475
                                                          ---------------
                                                                  638,763
                                                          ---------------
APPAREL & ACCESSORY STORES (1.8%)
       7,800    AnnTaylor Stores Corp.(a)(d)                      170,138
       4,100    Ashworth, Inc.(a)                                  52,019
       4,200    Baker (J.), Inc.                                   50,925
       8,500    Cato Corp.                                        128,563
       7,000    Dress Barn, Inc.                                  202,782

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
APPAREL & ACCESSORY STORES (continued)

       6,400    Filene's Basement Corp.(a)                $        39,200
       8,600    Footstar, Inc.(a)                                 380,013
       7,500    Gymboree Corp.(d)                                 118,594
       9,100    Just For Feet, Inc.(d)                            199,631
      14,500    Ross Stores, Inc.                                 639,813
       5,100    St. John Knits, Inc.                              196,031
                                                          ---------------
                                                                2,177,709
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.0%)
       6,700    Authentic Fitness Corp.                           121,856
       2,600    Haggar Corp.                                       36,400
      10,300    Hartmarx Corp.(a)                                  81,113
       6,500    Kellwood Co.                                      214,906
      11,900    Nautica Enterprises, Inc.                         348,075
       3,000    Oshkosh B'Gosh, Inc.                              115,500
       8,200    Phillips-Van Heusen Corp.                         106,600
       4,000    Pillowtex Corp.                                   187,000
                                                          ---------------
                                                                1,211,450
                                                          ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (0.3%)
       5,000    Discount Auto Parts, Inc.(a)                      128,438
       6,400    O'Reilly Automotive, Inc.                         208,000
                                                          ---------------
                                                                  336,438
                                                          ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING (0.6%)
       9,600    Breed Technologies, Inc.(d)                       183,000
       8,000    Central Parking Corp.(d)                          358,500
      18,600    Rollins Truck Leasing Corp.                       223,200
                                                          ---------------
                                                                  764,700
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (0.9%)
      16,025    D.R. Horton, Inc.                                 288,450
       5,400    MDC Holdings, Inc.(d)                              81,675
       4,400    Ryland Group, Inc.                                 88,275
       4,400    Southern Energy Homes, Inc.                        43,450
       9,000    Standard Pacific Corp.                            155,813
      11,200    Toll Brothers, Inc.                               288,400
       3,600    U.S. Home Corp.(a)                                145,575
                                                          ---------------
                                                                1,091,638
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS (0.1%)
       8,800    Eagle Hardware & Garden, Inc.(d)                  160,050
                                                          ---------------
BUSINESS SERVICES (7.6%)
       6,200    ABM Industries, Inc.                              171,663
       6,800    ADVO, Inc.(a)                                     170,425
      15,900    Acxiom Corp.(d)                                   343,838
      12,600    American Management Systems, Inc.                 341,775
       6,800    Analysts International Corp.                      198,900
       8,000    BISYS Group, Inc.(a)                              297,000
       8,500    Boole & Babbage, Inc.                             209,313
       6,300    Broderbund Software, Inc.                         100,800
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
BUSINESS SERVICES (continued)

       5,600    Catalina Marketing Corp.                  $       253,400
      10,000    Cerner Corp.                                      256,250
      13,700    Ciber, Inc.                                       439,256
      12,600    Cognex Corp.                                      239,400
       6,300    Computer Task Group, Inc.                         199,238
       4,500    Cyrk, Inc.(a)                                      53,719
       6,300    Envoy Corp.(a)(d)                                 276,413
       4,100    Fair, Isaac & Co., Inc.                           148,881
       4,600    FileNet Corp.                                     253,144
       6,900    Gerber Scientific, Inc.                           173,794
      12,600    Harbinger Corp.                                   293,344
       5,700    Henry (Jack) & Associates                         185,963
       5,800    Hyperion Software Corp.                           187,413
       3,400    Insurance Auto Auctions(a)                         45,050
      14,100    Interim Services, Inc.(d)                         409,781
       2,500    Kronos, Inc.                                       89,375
      11,700    Midway Games, Inc.(a)                             157,950
       9,300    National Computer Systems, Inc.                   225,525
      10,200    National Data Corp.                               382,500
       6,500    Network Equipment Technologies, Inc.              101,969
       8,200    Norrell Corp.                                     185,013
      14,000    PMT Services, Inc.                                273,000
       6,900    Platinum Software Corp.                           132,394
      23,600    Platinum Technology, Inc.(d)                      646,051
       7,900    Primark Corp.(a)(d)                               264,156
       3,600    Progress Software Corp.                           116,550
      15,300    S3, Inc.                                          100,406
      14,400    System Software Associates, Inc.(a)               105,300
       6,700    TCSI Corp.                                         34,338
       7,900    Technology Soultions, Inc.                        238,481
      13,600    True North Communications, Inc.                   432,650
      13,100    Vanstar Corp.(a)(d)                               190,769
       7,600    Vantive Corp.                                     204,250
       4,500    Volt Information Sciences, Inc.                   136,969
       2,800    Wall Data, Inc.(a)                                 36,225
                                                          ---------------
                                                                9,302,631
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (4.1%)
      11,400    Advanced Tissue Sciences, Inc.(a)(d)              104,025
       9,700    Alliance Pharmaceutical Corp.(a)                   45,469
       7,800    Alpharma, Inc.                                    169,650
       3,600    Cambrex Corp.                                     201,375
       6,100    ChemFirst, Inc.                                   156,694
       2,700    Collagen Corp.                                     52,650
       7,000    Geon Co.                                          151,375
       3,200    Hauser, Inc.                                       24,800
       6,900    Immune Response Corp.(a)(d)                        79,350
       8,700    Jones Pharma, Inc.(d)                             267,525
       7,000    Lilly Industires, Inc., Class A                   136,500
      11,400    Liposome Company, Inc.(a)                          70,182
       7,600    Macdermid, Inc.(d)                                311,600
       3,100    McWhorter Technologies, Inc.(a)                    85,638
       7,800    MedImmune, Inc.(a)                                389,025
       8,300    Mississippi Chemical Corp.                        139,025
      10,900    Mycogen Corp.                                     257,513

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
CHEMICALS & ALLIED PRODUCTS (continued)

      17,000    NBTY, Inc.                                $       296,438
       5,700    Natures Sunshine Product, Inc.                    131,813
       9,600    North American Vaccine, Inc.(d)                   187,800
       6,200    Noven Pharmaceuticals, Inc.(a)                     37,975
       6,700    OM Group, Inc.                                    278,050
       7,200    Parexel International Corp.                       216,000
       2,200    Penford Corp.                                      67,925
       5,500    Protein Design Labs, Inc.(a)                      138,188
       2,600    Quaker Chemical Corp.                              54,113
       8,900    Roberts Pharmaceutical Corp.(a)                   146,850
       9,300    SEQUUS Pharmaceuticals, Inc.                      105,788
       5,700    Scotts Co.(a)                                     198,788
       6,400    TheraTech, Inc.                                    60,400
       4,200    USA Detergents, Inc.(d)                            58,538
       7,600    Vertex Pharmaceuticals, Inc.                      218,500
       6,800    W.H. Brady Co.                                    197,200
                                                          ---------------
                                                                5,036,762
                                                          ---------------
COMMUNICATIONS (0.8%)
      15,200    Brightpoint, Inc.                                 240,350
      15,000    General Communications, Inc.(a)                    90,470
       5,000    Metro Networks, Inc.(a)                           198,750
      20,300    Tel-Save Holdings, Inc.(d)                        400,925
                                                          ---------------
                                                                  930,495
                                                          ---------------
CONSTRUCTION--SPECIAL TRADE CONTRACTORS (0.2%)
       8,400    Apogee Enterprises, Inc.                          117,075
       8,200    Insituform Technologies, Class A(a)               105,575
                                                          ---------------
                                                                  222,650
                                                          ---------------
DEPOSITORY INSTITUTIONS (8.1%)
       8,000    Astoria Financial Corp.                           440,250
       6,300    CCB Financial Corp.                               689,850
       7,800    Centura Banks, Inc.                               512,850
       5,100    Commerce Bancorp, Inc.                            283,369
      12,200    Commercial Federal Corp.                          406,413
       6,700    Cullen/Frost Bankers, Inc.                        363,056
       8,505    Downey Financial Corp.                            281,728
      11,300    First Commercial Corp.                            781,819
       6,100    First Midwest Bancorp, Inc.                       280,219
       4,600    FirstBank Puerto Rico                             257,025
      18,800    FirstMerit Corp.                                  527,575
       8,200    Hubco, Inc.(d)                                    289,050
       3,000    JSB Financial, Inc.                               174,375
      15,800    Keystone Financial, Inc.                          616,200
      10,000    Magna Group, Inc.                                 555,625
      12,700    Provident Financial Group, Inc.                   650,081
       4,500    Queens County Bancorp, Inc.                       198,000
       9,300    Riggs National Corp.                              254,588
      40,000    Sovereign Bancorp, Inc.                           707,500
      10,400    St. Paul Bancorp, Inc.                            262,600
       5,900    U.S. Trust Corp.                                  441,763
       9,000    UST Corp.(d)                                      250,313
      11,800    United Bankshares, Inc.                           296,475
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
DEPOSITORY INSTITUTIONS (continued)

       6,300    Whitney Holding Corp.                     $       347,288
                                                          ---------------
                                                                9,868,012
                                                          ---------------
EATING & DRINKING PLACES (1.9%)
       9,600    Applebee's International, Inc.                    234,000
       2,700    Bertucci's, Inc.                                   27,675
       5,900    Cheesecake Factory                                119,106
      14,000    CKE Restaurants, Inc.                             444,500
       6,300    Consolidated Products, Inc.(a)                    124,819
      11,900    Foodmaker, Inc.(a)                                200,813
       2,900    Ihop Corp.(a)                                     117,450
       7,900    Landry's Seafood Restaurants, Inc.                178,985
       7,100    Luby's Cafeterias, Inc.                           131,350
      10,000    Ruby Tuesday, Inc.(d)                             160,625
      14,300    Ryan's Family Steak Houses, Inc.                  145,681
      14,800    Shoney's, Inc.(a)                                  65,675
       5,700    Showbiz Pizza Time, Inc.                          202,350
       5,850    Sonic Corp.                                       121,022
       7,200    TCBY Enterprises, Inc.                             69,750
       4,500    Taco Cabana, Inc., Class A                         28,688
                                                          ---------------
                                                                2,372,489
                                                          ---------------
EDUCATIONAL SERVICES (0.3%)
      10,500    DeVry, Inc.                                       418,031
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (4.2%)
       2,200    Aquarion Co.                                       73,425
       9,100    Atmos Energy Corp.                                279,825
       2,200    Bangor Hydro-Electric Co.(a)                       18,975
       3,300    Cascade Natural Gas Corp.                          51,356
       5,200    Central Hudson Gas & Electric                     227,175
       3,500    Central Vermont Public Service                     51,188
       4,100    CILCORP, Inc.                                     180,656
       6,500    Commonwealth Energy System                        247,000
       3,100    Connecticut Energy Corp.                           90,094
       2,700    Consumers Water Co.                                57,713
       6,200    Eastern Utilities Associates                      157,325
       8,800    Energen Corp.                                     178,750
       1,600    Green Mountain Power Corp.                         25,900
       8,900    KCS Energy, Inc.                                  105,688
      12,900    K N Energy, Inc                                   698,213
       5,400    New Jersey Resources                              194,063
       7,400    Northwest Natural Gas Co.                         203,500
       4,100    Orange & Rockland Utilities, Inc.                 219,094
       2,900    Pennsylvania Enterprises, Inc.                     75,400
       8,300    Philadelphia Suburban Corp.                       163,406
       9,200    Piedmont Natural Gas Co.                          291,525
       6,100    Public Service Co. of North Carolina,
                  Inc.                                            129,625
       9,400    Sierra Pacific Resources                          322,538
       2,700    Southern California Water Co.                      58,894
       8,300    Southwest Gas Corp.                               181,563
       7,500    Southwestern Energy Co.                            79,219
       4,000    TNP Enterprises, Inc.                             130,250
       4,300    United Illuminating Co.                           203,713
      10,900    United Water Resources, Inc.                      175,081

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
ELECTRIC, GAS & SANITARY SERVICES (continued)

       5,600    Wicor, Inc.                               $       256,200
                                                          ---------------
                                                                5,127,354
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (8.1%)
       8,300    Allen Group, Inc.(a)                               99,600
       5,100    Amtech Corp.(a)                                    23,588
      15,100    Aspect Telecommunications Corp.                   389,769
       8,400    BMC Industries, Inc.                              123,375
      10,900    Baldor Electric Co.                               284,081
       3,500    Benchmark Electronics, Inc.                        70,656
       4,100    BroadBand Technologies, Inc.(a)                    24,856
      11,000    Burr-Brown Corp.                                  282,219
       2,800    C-Cor Electronics, Inc.                            44,450
      11,200    C-Cube Microsystems, Inc.                         219,100
       4,800    CTS Corp.                                         150,000
       8,600    Cable Design Technologies                         202,638
       5,000    California Microwave, Inc.(a)                     107,188
       2,200    Centigram Communications Corp.                     27,225
      10,300    Checkpoint Systems, Inc.                          181,538
       8,300    Dallas Semiconductor Corp.                        279,606
      14,100    Digital Microwave Corp.                           136,154
       3,500    Dionex Corp.                                      182,875
       3,400    Electro Scientific Industries, Inc.(a)            113,900
       6,600    Etec Systems, Inc.(a)                             241,313
      11,200    General Semiconductor, Inc.(a)                    151,200
       4,000    HADCO Corp.(a)                                    128,500
       5,700    Harman International Industries, Inc.             242,606
       3,100    Harmon Industries, Inc.                            74,013
       6,000    Helix Technology Corp.                            106,875
       6,000    Hutchinson Technology, Inc.                       150,000
       4,400    Innovex, Inc.                                      81,675
       8,100    Inter-Tel, Inc.                                   152,129
       4,400    InterVoice, Inc.                                   58,300
      15,600    International Rectifier Corp.                     164,775
       4,400    Itron, Inc.(a)(d)                                  67,925
       5,600    Juno Lighting, Inc.                               119,000
      12,200    Kemet Corp.                                       196,344
       5,000    Kuhlman Corp.                                     211,250
       7,100    Lattice Semiconductor Corp.                       274,238
      10,800    Methode Electronics, Inc.                         137,700
      16,100    Microchip Technology, Inc.(d)                     394,450
       2,200    National Presto Industries, Inc.                   88,963
      10,200    Novellus Systems, Inc.(d)                         385,688
       5,400    Oak Industries, Inc.(a)                           188,325
      12,700    P-COM, Inc.                                       190,500
       3,500    Park Electrochemical Corp.                         83,125
       7,400    Photronics, Inc.                                  195,175
      11,500    Picturetel Corp.                                  107,813
       4,500    Plexus Corp.                                       96,750
      14,700    Read-Rite Corp.(a)(d)                             129,544
       2,800    Rival Co.                                          40,425
       7,000    Royal Appliance Manufacturing Co.                  36,313
       6,300    Sanmina Corp.(d)                                  490,613
       4,800    Speedfam International, Inc.(a)                    93,600
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)

       4,800    Standard Microsystems Corp.               $        53,100
       4,800    SymmetriCom, Inc.                                  30,300
       4,900    Technitrol, Inc.                                  197,838
       4,800    Thomas Industries, Inc.                           123,000
       2,400    Three-Five Systems, Inc.                           40,350
       7,400    Unitrode Corp.(a)                                  96,663
      14,200    VLSI Technology, Inc.(a)                          220,100
       7,200    Valence Technology, Inc.(a)                        42,750
      12,900    Vicor Corp.                                       201,563
      21,800    Vitesse Semiconductor Corp.                       558,625
       2,500    Watkins-Johnson Co.                                62,969
      13,000    Xylan Corp.(a)(d)                                 313,625
                                                          ---------------
                                                                9,962,828
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (1.7%)
       8,800    American Oncology Resources, Inc.                 112,200
      10,000    Billing Information Concepts                      232,500
      14,300    Bio-Technology General Corp.(a)                   121,550
      11,400    Blount International, Inc., Class A               321,338
       6,000    CDI Corp.                                         220,875
       7,200    COR Therapeutics, Inc.(a)                         123,750
       8,700    Cephalon, Inc.(a)                                  92,438
       7,500    Franklin Covey Co.(a)                             150,000
       8,000    Incyte Pharmaceuticals, Inc.                      293,750
       6,200    NFO Worldwide, Inc.                               105,400
       3,700    Pharmaceuticals Marketing Services,
                  Inc.(a)                                          49,025
       9,400    Regeneron Pharmaceuticals, Inc.(a)                 87,832
       3,900    Stone & Webster, Inc.                             157,950
       7,300    U.S. Bioscience, Inc.                              68,438
                                                          ---------------
                                                                2,137,046
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(1.1%)
       4,000    Alliant Techsystems, Inc.(a)                      258,000
       5,500    AptarGroup, Inc.                                  356,469
       2,400    Butler Manufacturing Co.                           84,000
       9,300    Griffon Corp.(a)                                  129,038
       2,600    Insteel Industries, Inc.                           18,688
       4,500    Lukens, Inc.                                      144,281
       4,700    Material Sciences Corp.                            47,294
       8,200    Sturm, Ruger & Co., Inc.                          152,725
       3,800    Zero Corp.                                        109,725
                                                          ---------------
                                                                1,300,220
                                                          ---------------
FOOD & KINDRED PRODUCTS (1.3%)
       5,700    Canandaigua Brands, Inc.                          262,913
       2,500    Coca-Cola Bottling Co.                            155,781
      10,800    Corn Products International, Inc.(a)              369,900
       6,500    Earthgrains Co.                                   343,281
       2,100    Goodmark Foods, Inc.                               48,038
       2,700    J&J Snack Foods Corp.                              52,144

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
FOOD & KINDRED PRODUCTS (continued)

      11,400    Smithfield Foods, Inc.                    $       307,800
                                                          ---------------
                                                                1,539,857
                                                          ---------------
FOOD STORES (0.4%)
       3,600    Au Bon Pain Co., Inc.(a)                           34,200
       7,900    Whole Foods Market, Inc.(d)                       434,500
                                                          ---------------
                                                                  468,700
                                                          ---------------
FURNITURE & FIXTURES (0.7%)
       4,000    Bassett Furniture Industries, Inc.                122,000
       8,700    Ethan Allen Interiors, Inc.                       437,719
       5,400    LA-Z-BOY, Inc.                                    276,413
                                                          ---------------
                                                                  836,132
                                                          ---------------
GENERAL MERCHANDISE STORES (0.7%)
      15,900    Casey's General Stores, Inc.                      225,581
       2,300    GC Companies, Inc.(a)                             114,713
       3,200    Gottschalks, Inc.                                  26,600
       7,800    Shopko Stores, Inc.(a)                            272,025
      14,000    Stein Mart, Inc.(d)                               220,500
                                                          ---------------
                                                                  859,419
                                                          ---------------
HEALTH SERVICES (4.1%)
       5,700    Access Health, Inc.                               146,063
       3,100    Chemed Corp.                                      114,119
      10,200    Coventry Health Care, Inc.                        147,900
       3,800    Curative Health Services, Inc.(a)                 106,875
       7,400    Enzo Biochem, Inc.                                 96,200
       5,000    Express Scripts, Inc.                             384,688
      10,700    Genesis Health Ventures, Inc.(d)                  270,844
      11,600    Idexx Laboratories, Inc.                          258,100
      13,000    Integrated Health Services, Inc.                  483,438
       8,700    Lincare Holdings, Inc.(d)                         652,500
       9,300    Magellan Health Services, Inc.(a)                 251,100
       8,900    Mariner Health Group, Inc.(a)                     132,388
      14,100    Orthodontic Centers of America, Inc.(d)           298,744
      12,500    Paragon Health Network, Inc.                      192,188
       4,600    Pediatrix Medical Group, Inc.(a)                  166,463
      19,600    Phycor, Inc.(d)                                   330,750
       6,900    Renal Care Group, Inc.                            250,125
       5,500    Sierra Health Services, Inc.                      204,188
       3,100    Syncor International Corp.(a)                      55,025
       9,800    Universal Health Services, Inc.(a)                539,000
                                                          ---------------
                                                                5,080,698
                                                          ---------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-- CONTRACTORS (0.2%)
      16,500    Morrison Knudsen Corp.(a)                         195,938
                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (1.2%)
      11,600    Bombay Co., Inc.(a)                                50,750
       5,200    Lechters, Inc.                                     30,550
      11,800    Linens 'N Things, Inc.                            379,075
       5,900    MicroAge, Inc.                                     79,650
      20,500    Pier 1 Imports, Inc.(d)                           493,281
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (continued)

      15,600    Williams-Sonoma, Inc.                     $       430,950
                                                          ---------------
                                                                1,464,256
                                                          ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING
PLACES (0.8%)
      13,700    Aztar Corp.(a)                                     95,900
       7,500    CapStar Hotel Co.(a)(d)                           219,375
       9,000    Marcus Corp.                                      159,188
       8,800    Primadonna Resorts, Inc.(a)                       152,900
      14,300    Prime Hospitality Corp.(a)                        256,506
       4,900    Showboat, Inc.                                    150,063
                                                          ---------------
                                                                1,033,932
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.5%)
      14,400    Anixter International, Inc.                       289,800
       7,300    Applied Magnetics Corp.(d)                         41,063
       8,400    Applied Power, Inc.(d)                            287,700
       2,800    Astec Industries, Inc.                             92,400
       7,600    Auspex Systems, Inc.(a)                            42,275
       6,600    BancTec, Inc.                                     154,275
       4,900    Dialogic Corp.(a)                                 161,700
       5,900    Electroglas, Inc.                                  80,388
       6,800    Exabyte Corp.                                      66,300
      12,800    Fedders Corp.                                      80,000
       4,500    Flow International Corp.(a)                        54,563
       6,900    Global Industrial Technologies, Inc.(a)           116,869
       7,900    Graco, Inc.                                       273,538
      15,900    Komag, Inc.                                       157,013
       7,100    Kulicke & Soffa Industries, Inc.(a)               121,588
       2,800    Lindsay Manufacturing Co.                         130,200
       5,200    Manitowoc Co., Inc.                               213,200
      14,600    Paxar Corp.                                       180,675
       3,300    Robbins & Myers, Inc.                              97,969
       3,700    SPS Technologies, Inc.                            216,913
       5,600    Scott Technologies, Inc., Class A(a)               82,600
       9,800    Snyder Oil Corp.                                  189,875
       4,800    Telxon Corp.                                      159,600
       3,900    Toro Co.                                          136,256
       6,300    Ultratech Stepper, Inc.(d)                        127,575
       8,400    Valmont Industries, Inc.                          168,000
       2,600    Walbro Corp.                                       26,813
       4,600    Watsco, Inc.                                      135,125
       6,900    Xircom, Inc.(a)                                   108,244
       7,400    Zebra Technologies Corp.                          283,975
                                                          ---------------
                                                                4,276,492
                                                          ---------------
INSURANCE AGENTS, BROKERS & SERVICE (0.2%)
       5,000    Arthur J. Gallagher & Co.                         215,625
       3,900    Hilb Rogal Hamilton                                68,250
                                                          ---------------
                                                                  283,875
                                                          ---------------
INSURANCE CARRIERS (5.7%)
       9,300    Allied Group, Inc.                                391,763
      12,600    American Bankers Insurance Group, Inc.            756,000
       6,800    CMAC Investment Corp.(d)                          411,400

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
INSURANCE CARRIERS (continued)

       4,800    Capital Re Corp.                          $       357,600
       3,100    Compdent Corp.(a)                                  45,725
       5,916    Delphi Financial Group, Class A                   321,313
       5,700    Enhance Financial Services Group,
                  Inc.(d)                                         371,213
       3,300    Executive Risk, Inc.                              207,694
       6,700    Fidelity National Financial, Inc.(d)              223,613
       5,300    First American Financial Corp.                    382,263
      10,000    Fremont General Corp.                             571,875
      10,300    Frontier Insurance Group, Inc.                    252,350
       5,300    Life Re Corp.                                     390,213
      11,700    Mutual Risk Management Ltd.(d)                    410,231
       5,600    NAC Re Corp.                                      261,450
       8,400    Orion Capital Corp.                               473,025
      18,700    Protective Life Corp.                             673,200
       8,900    Selective Insurance Group, Inc.                   234,738
       3,600    Trenwick Group, Inc.                              136,800
       5,400    Zenith National Insurance Corp.                   154,575
                                                          ---------------
                                                                7,027,041
                                                          ---------------
LEATHER & LEATHER PRODUCTS (0.7%)
       5,500    Brown Group, Inc.                                  98,656
       8,000    Justin Industries                                 127,000
       1,700    K-Swiss, Inc.                                      33,575
       3,400    Timberland Co.(a)(d)                              278,800
      12,900    Wolverine World Wide, Inc                         318,469
                                                          ---------------
                                                                  856,500
                                                          ---------------
LOCAL & SUBURBAN TRANSIT & INTERURBAN HIGHWAY PASSENGER TRANSPORTATION
(0.1%)
       4,100    Rural/Metro Corp.(a)                               96,863
                                                          ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (0.8%)
      14,200    Champion Enterprises, Inc.                        382,513
      14,100    Oakwood Homes Corp.(d)                            383,344
       2,900    Skyline Corp.                                      84,463
       5,200    TJ International, Inc.                            150,475
                                                          ---------------
                                                                1,000,795
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (4.4%)
       5,800    ADAC Laboratories(a)                              115,275
       2,800    Amcast Industrial Corp.                            60,375
       3,900    Analogic Corp.                                    177,450
       8,800    Ballard Medical Products                          196,900
       4,000    Circon Corp.(a)                                    55,500
       7,000    Coherent, Inc.                                    161,438
       4,500    Cooper Companies, Inc.(a)                         177,750
       6,100    Cygnus, Inc.(a)                                    56,425
       5,200    Daniel Industries                                 105,625
       4,800    Datascope Corp.                                   135,000
       4,100    Diagnostic Products Corp.                         127,100
       5,600    Fluke Corp.                                       179,900
       4,000    Hologic, Inc.                                      84,000
      13,300    Input/Output, Inc.                                292,600
       3,700    Integrated Circuit Systems, Inc.(d)                50,991
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (continued)

       3,800    Intermagnetics General Corp.              $        38,475
       9,000    Invacare Corp.                                    237,375
       4,800    Ionics, Inc.                                      214,800
       5,400    Marquette Medical Systems, Inc.(a)                151,200
       7,500    Mentor Corp.                                      198,516
       5,400    Molecular Biosystems, Inc.(a)                      47,925
       2,000    Nashua Corp.(a)                                    31,625
       6,100    ReSound Corp.(a)                                   38,506
       9,600    Respironics, Inc.                                 157,800
       9,400    Roper Industries, Inc.                            311,963
       7,400    Sola International, Inc.(a)                       292,763
       2,900    SpaceLabs Medical, Inc.(a)                         48,031
      10,300    Steris Corp.(d)                                   643,750
       9,500    Summit Technology, Inc.                            51,063
       5,900    Sunrise Medical, Inc.                              91,450
       7,600    Tracor, Inc.(a)                                   300,200
       6,800    Trimble Navigation Ltd.(a)                        133,875
       4,700    VISX, Inc.(a)                                     230,888
       3,400    Whittaker Corp.(a)                                 48,450
       6,400    X-Rite, Inc.                                       86,400
       1,900    Zoll Medical Corp.(a)                              11,578
                                                          ---------------
                                                                5,342,962
                                                          ---------------
METAL MINING (1.2%)
       6,600    Coeur D'Alene Mines Corp.(a)(d)                    58,163
      10,500    Dekalb Genetics Corp., Class B                  1,006,688
       9,300    Getchell Gold Corp.                               176,700
       9,500    Glamis Gold Ltd.(a)                                39,188
      16,700    Hecla Mining Co.(a)                                84,544
       6,200    Stillwater Mining Co.(a)                          150,350
                                                          ---------------
                                                                1,515,633
                                                          ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS (0.1%)
       8,600    AMCOL International Corp.                         118,250
       4,500    Dravo Corp.(a)                                     50,625
                                                          ---------------
                                                                  168,875
                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.4%)
       4,200    Bell Sports Corp.(a)                               39,638
       5,000    Cross (A.T.) Co.                                   57,813
       7,900    Jan Bell Marketing, Inc.                           40,488
       5,000    K2, Inc.                                          100,000
       5,000    Lydall, Inc.(a)                                    87,500
       6,700    Russ Berrie & Co., Inc.                           169,175
                                                          ---------------
                                                                  494,614
                                                          ---------------
MISCELLANEOUS RETAIL (1.5%)
       5,300    Books-A-Million, Inc.                              27,163
       7,400    Cash America International, Inc.                  124,875
       2,400    Damark International, Inc., Class A(a)             23,700
       5,700    Fabri-Centers of America(a)                       168,150
       5,500    Galoob Toys, Inc.                                  60,844
       6,400    Hancock Fabrics, Inc.                              84,800
       2,900    Lillian Vernon Corp.                               50,388

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
MISCELLANEOUS RETAIL (continued)

       8,800    Michaels Stores, Inc.(a)                  $       263,450
      19,600    Sports Authority, Inc.                            144,600
      14,600    Tech Data Corp.                                   593,125
      10,900    Zale Corp.(a)                                     337,219
                                                          ---------------
                                                                1,878,314
                                                          ---------------
MOTION PICTURES (0.1%)
       3,400    Carmike Cinemas, Inc.(a)                           89,038
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.1%)
       9,600    American Freightway Corp.                         109,800
       5,900    Arkansas Best Corp.(a)                             57,525
       5,100    Frozen Food Express Industries, Inc.               49,725
       9,100    Heartland Express, Inc.                           199,063
       3,800    Landstar System, Inc.(a)                          128,488
       3,700    M.S. Carriers, Inc.                               110,538
       7,900    USFreightways Corp.                               248,850
      14,500    Werner Enterprises, Inc.                          275,500
       8,700    Yellow Corp.(a)                                   163,125
                                                          ---------------
                                                                1,342,614
                                                          ---------------
OIL & GAS EXTRACTION (2.8%)
       8,900    Benton Oil & Gas Co.                               92,894
       7,500    Cabot Oil and Gas Corp.                           151,875
      14,400    Cross Timbers Oil Co.                             249,300
       9,800    Devon Energy Corp.                                359,538
       5,600    HS Resources, Inc.(a)                              80,850
      10,900    Newfield Exploration Co.                          243,888
       7,000    Oceaneering International, Inc.                   150,500
       5,100    Plains Resources, Inc.                             97,538
      11,400    Pogo Producing Co.                                292,125
       6,400    Pool Energy Services Co.(a)                       130,400
      14,300    Pride International, Inc.(a)(d)                   320,856
       6,200    Remington Oil & Gas Corp.(a)                       38,750
      31,300    Santa Fe Energy Resources, Inc.(a)                311,044
       6,700    Seitel, Inc.(a)                                   113,900
       3,300    St. Mary Land & Exploration Co.                    89,925
       4,100    Tetra Technologies, Inc.(a)                        89,431
      13,400    Tuboscope Vetco International Corp.(a)            303,175
      15,700    Vintage Petroleum, Inc.                           284,563
       2,700    Wiser Oil Co.                                      28,181
                                                          ---------------
                                                                3,428,733
                                                          ---------------
PAPER & ALLIED PRODUCTS (0.5%)
      11,200    Buckeye Technologies, Inc.                        252,700
       4,100    Pope & Talbot, Inc.                                55,606
       3,600    Republic Group, Inc.                               68,625
       4,900    Schweitzer-Mauduit International, Inc.            162,006
       8,250    Shorewood Packaging Corp.(a)                      113,953
                                                          ---------------
                                                                  652,890
                                                          ---------------
PERSONAL SERVICES (0.5%)
       2,800    Angelica Corp.                                     63,000
       3,000    CPI Corp.                                          76,875
       6,100    G & K Services, Inc.(d)                           237,900
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PERSONAL SERVICES (continued)

       7,100    Regis Corp.                               $       198,800
                                                          ---------------
                                                                  576,575
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (0.1%)
       4,700    WD-40                                             128,956
                                                          ---------------
PRIMARY METAL INDUSTRIES (2.0%)
       3,500    Acme Metals, Inc.(a)                               27,563
       7,900    Belden, Inc.                                      313,531
       9,000    Birmingham Steel Corp.                            126,000
      15,000    CommScope, Inc.(a)                                232,500
       4,800    Commonwealth Industries, Inc.                      70,200
       4,900    IMCO Recycling, Inc.                               92,794
       7,700    Intermet Corp.                                    150,150
      10,600    Mueller Industries, Inc.                          328,600
       7,400    Northwestern Steel & Wire Co.(a)                   33,763
       4,300    Quanex Corp.                                      133,569
       3,600    Steel Technologies, Inc.                           40,500
       6,400    Texas Industries, Inc.                            380,000
       3,600    Tredegar Industries, Inc.                         311,400
       5,800    WHX Corp.(a)(d)                                    79,750
       4,300    Wolverine Tube, Inc.(a)                           156,950
                                                          ---------------
                                                                2,477,270
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.5%)
       5,500    Bowne & Co., Inc.                                 235,469
       3,900    Consolidated Graphics, Inc.                       199,631
       5,000    Gibson Greetings, Inc.(a)                         120,625
       9,400    John H. Harland Co.                               168,613
       4,900    Merrill Corp.                                     110,863
       4,200    New England Business Service, Inc.                136,763
       1,100    Plenum Publishing Corp.                            74,250
       5,200    Thomas Nelson, Inc.                                67,275
      12,000    Valassis Communications, Inc.(a)                  422,250
      11,600    World Color Press, Inc.(a)(d)                     348,725
                                                          ---------------
                                                                1,884,464
                                                          ---------------
RAILROAD TRANSPORTATION (0.0%)
       2,800    RailTex, Inc.(a)                                   42,875
                                                          ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.7%)
       4,800    O'Sullivan Corp.                                   46,800
      16,000    Safeskin Corp.                                    560,000
       5,100    Standard Products Co.                             149,813
       6,600    Titan International, Inc.                         128,288
                                                          ---------------
                                                                  884,901
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (2.0%)
      12,500    Amresco, Inc.(a)                                  421,875
       3,800    Dain Rauscher Corp.                               215,650
       5,600    Eaton Vance Corp.                                 251,650
       8,300    Legg Mason, Inc.                                  500,594
       7,600    Pioneer Group, Inc.                               216,125
      14,600    Raymond James Financial, Inc.                     441,650

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (continued)

       5,500    SEI Investments Co.                       $       367,125
                                                          ---------------
                                                                2,414,669
                                                          ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS (0.9%)
      10,700    Gentex Corp.                                      391,888
       3,300    Lone Star Industries, Inc.(d)                     248,119
       5,100    Medusa Corp.                                      293,888
       4,000    Standex International Corp.                       120,500
                                                          ---------------
                                                                1,054,395
                                                          ---------------
TEXTILE MILL PRODUCTS (1.3%)
       7,900    Cone Mills Corp.(a)                                76,038
       7,500    Delta Woodside Industries, Inc.                    44,531
       3,400    Dixie Group, Inc.                                  44,200
       3,500    Galey & Lord, Inc.(a)                              86,625
       7,800    Guilford Mills, Inc.                              210,600
       7,800    Interface, Inc.                                   305,663
       3,300    Johnston Industries, Inc.(a)                       17,222
      15,800    Mohawk Industries, Inc.                           479,925
       2,700    Oxford Industries, Inc.                            94,152
       9,600    Triarc Cos., Inc.(a)                              234,000
       9,100    Tultex Corp.(a)                                    27,300
                                                          ---------------
                                                                1,620,256
                                                          ---------------
TRANSPORTATION BY AIR (0.8%)
      20,300    Comair Holdings, Inc.                             540,488
       8,600    Mesa Air Group, Inc.                               69,875
       6,600    Offshore Logistics, Inc.(a)                       134,475
       6,200    Pittston BAX Group                                108,888
       3,500    Skywest, Inc.                                     151,365
                                                          ---------------
                                                                1,005,091
                                                          ---------------
TRANSPORTATION EQUIPMENT (2.5%)
       4,800    A. O. Smith Corp.                                 242,400
       8,400    AAR Corp.                                         222,075
       8,700    Artic Cat, Inc.                                    79,388
       6,900    BE Aerospace, Inc.(a)                             199,453
       7,350    Clarcor, Inc.                                     169,050
       8,700    Halter Marine Group, Inc.                         163,125
       3,900    Huffy Corp.                                        59,231
      13,400    JLG Industries, Inc.                              236,175
       9,800    Orbital Sciences Corp.(a)(d)                      400,575
       7,900    Polaris Industries, Inc.                          276,500
       6,300    Regal-Beloit Corp.                                205,538
       3,800    SPX, Inc.(a)                                      262,675
       5,500    Simpson Industries, Inc.                           77,000
       3,800    Spartan Motors, Inc.                               27,788
       4,000    Standard Motor Products, Inc.                      88,000
       3,700    Thor Industries, Inc.                             102,444
       6,100    Wabash National Corp.                             158,219
       7,200    Winnebago Industries, Inc.                         80,540
                                                          ---------------
                                                                3,050,176
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

TRANSPORTATION SERVICES (0.6%)
      10,500    Air Express International Corp.           $       271,021
       7,500    Expeditors International of Washington,
                  Inc.                                            300,000
      10,800    Fritz Companies, Inc.                             140,400
                                                          ---------------
                                                                  711,421
                                                          ---------------
WATER TRANSPORTATION (0.1%)
       6,500    Kirby Corp.(a)                                    139,750
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (2.2%)
       6,700    Applied Industrial Technologies, Inc.             157,450
       6,200    Barnes Group, Inc.                                184,450
       2,800    Bell Industries, Inc.(a)                           35,350
       3,700    Building Materials Holding Corp.                   50,413
       4,300    Castle (A.M.) & Co.                                96,750
       4,500    Commercial Metals Co.                             138,094
       4,100    Digi International, Inc.                           93,275
       1,500    Global Motorsport Group(a)                         31,688
       7,400    Ha-Lo Industries, Inc.                            228,937
       5,700    Hughes Supply, Inc.                               192,019
       7,000    Kaman Corp., Class A                              128,625
       8,200    Kent Electronics Corp.                            172,200
       3,400    Lawson Products, Inc.                              92,225
       5,000    Marshall Industries                               154,688
       9,800    Owens & Minor, Inc. Holding Co.                   115,150
      10,000    Patterson Dental Co.                              325,000
       8,000    Pioneer-Standard Electronics, Inc.                 99,500
       2,500    Swiss Army Brands, Inc.                            28,906
       7,100    TBC Corp.                                          57,244
       5,200    Universal Forest Products, Inc.                    89,375
       3,900    Vital Signs, Inc.                                  67,753
       5,800    Wynn's International, Inc.                        121,800
                                                          ---------------
                                                                2,660,892
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (1.8%)
       9,500    Barrett Resources Corp.                           330,719
       7,700    Caraustar Industries, Inc                         236,294
      13,500    DIMON, Inc.                                       182,250
      11,500    Fleming Cos., Inc.                                219,219
       3,900    LSB Industries, Inc.                               16,819
       6,700    Men's Wearhouse, Inc.                             285,588
       5,500    Myers Industries, Inc.                            116,188
       5,900    NCS HealthCare, Inc.(a)                           170,363
       3,400    Nash-Finch Co.                                     57,375
      14,400    Richfood Holdings, Inc.                           351,900
      14,500    Stride Rite Corp.                                 193,021
                                                          ---------------
                                                                2,159,736
                                                          ---------------

TOTAL COMMON STOCKS (COST $120,978,198)                       114,622,333
                                                          ---------------
TIME DEPOSITS (6.3%)
   3,000,000    Erste Bank der Oestereich, 5.687%,
                  6/1/98                                        3,000,000
     722,351    PNC Bank, N.A. Nassau, 5.66%, 6/1/98              722,351
   4,000,000    Union Bank of Switzerland, 5.687%,
                  6/1/98                                        4,000,000
                                                          ---------------

TOTAL TIME DEPOSITS (COST $7,722,351)                           7,722,351
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------
U.S. TREASURY BILLS (0.2%)
     190,000    5.03% yield, 10/8/98(g)                   $       186,582
      50,000    5.12% yield, 4/29/99(g)                            47,634
                                                          ---------------

TOTAL U.S. TREASURY BILLS (COST $234,194)                         234,216
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $128,934,743)            $   122,578,900
                                                          ---------------
                                                          ---------------
FINANCIAL FUTURES CONTRACTS (-0.3%)

                                                                    UNREALIZED
POSITION      CONTRACTS                     INDEX                     (LOSS)
- ---------  ---------------  --------------------------------------  -----------
Long                 33     Russell 2000 Index
                              Expiring June 19, 1998
                              (notional value $7,539,675)            $(371,350)
Long                  1     Russell 2000 Index
                              Expiring September 18, 1998
                              (notional value $230,755)                 (3,375)
                                                                    -----------
                                                                     $(374,725)
                                                                    -----------
                                                                    -----------

- -----------------------------------------------------------------
                      SMALL COMPANY STOCK PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (95.0%)
AGRICULTURAL PRODUCTION--LIVESTOCK & ANIMAL SPECIALTIES (1.0%)
      82,200    Michael Foods, Inc.                       $     2,291,326
                                                          ---------------
APPAREL & ACCESSORY STORES (2.3%)
      89,500    Dress Barn, Inc.(a)                             2,592,707
      53,350    Stage Stores, Inc.(a)                           2,487,444
                                                          ---------------
                                                                5,080,151
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.6%)
      94,210    Oshkosh B'Gosh, Inc.                            3,627,085
                                                          ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (1.1%)
     170,100    Lithia Motors, Inc.(a)                          2,381,400
                                                          ---------------
BUSINESS SERVICES (15.0%)
     392,500    Accelr8 Technology Corp.(a)(d)                  5,396,875
      84,400    Ciber, Inc.(d)                                  2,706,075
      93,470    Computer Horizons Corp.                         3,122,486
      82,500    Computer Task Group, Inc.                       2,609,064
     133,600    Leasing Solutions, Inc.(a)(d)                   3,740,800
      76,300    Mercury Interactive Corp.(a)                    2,536,975
      74,800    Metro Information Services, Inc.(a)             2,440,351
     108,400    QuadraMed Corp.(a)(d)                           2,608,375
     260,120    SEEC, Inc.(a)(d)                                2,422,369
     132,100    SPR, Inc.(a)                                    3,731,825
     124,500    Sykes Enterprises, Inc.(a)                      2,598,938
                                                          ---------------
                                                               33,914,133
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (1.8%)
      38,200    Hauser, Inc.(a)                                   296,050
     207,200    Lifecore Biomedical, Inc.(a)                    3,846,149
                                                          ---------------
                                                                4,142,199
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

COMMUNICATIONS (1.4%)
      93,800    COMSAT Corp.(d)                           $     3,271,276
                                                          ---------------
CONSTRUCTION--SPECIAL TRADE CONTRACTORS (1.5%)
     118,000    Dycom Industries, Inc.(a)                       3,377,752
                                                          ---------------
CONSUMER DURABLES (3.1%)
     181,000    Rayovac Corp.(a)                                3,801,000
      99,130    Windmere-Durable Holdings, Inc.(d)              3,141,183
                                                          ---------------
                                                                6,942,183
                                                          ---------------
DEPOSITORY INSTITUTIONS (3.6%)
      98,794    Downey Financial Corp.                          3,272,568
      60,340    People's Bank                                   2,300,464
      75,060    Webster Financial Corp.                         2,533,275
                                                          ---------------
                                                                8,106,307
                                                          ---------------
EATING & DRINKING PLACES (3.9%)
     162,900    Foodmaker, Inc.(a)                              2,748,939
     222,900    Schlotzsky's, Inc.(a)(d)                        3,622,126
      66,700    Showbiz Pizza Time, Inc.(a)                     2,367,850
                                                          ---------------
                                                                8,738,915
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (3.2%)
     106,600    Artesyn Technologies, Inc.(a)                   1,748,914
       6,500    EFTC Corp.(a)                                      95,875
     122,100    Exar Corp.(a)                                   2,808,300
     249,200    FARO Technologies, Inc.(a)                      2,694,478
                                                          ---------------
                                                                7,347,567
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (3.8%)
     131,600    A.C. Nielson Corp.(a)                           3,396,927
     209,900    Barringer Technologies, Inc.(a)                 2,203,950
     140,287    Tetra Tech., Inc.                               3,086,314
                                                          ---------------
                                                                8,687,191
                                                          ---------------
FOOD & KINDRED PRODUCTS (1.3%)
      63,200    Celestial Seasonings, Inc.(a)(d)                2,851,901
                                                          ---------------
FOOD STORES (1.0%)
      80,400    Wild Oats Markets, Inc.                         2,311,500
                                                          ---------------
HEALTH SERVICES (3.6%)
      87,000    Access Health, Inc.(a)                          2,229,376
     210,820    Graham-Field Health Products, Inc.(a)(d)        1,238,567
     230,350    Specialty Care Network, Inc.(a)(d)              2,274,708
      69,900    Trigon Healthcare, Inc.(a)                      2,376,600
                                                          ---------------
                                                                8,119,251
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (2.8%)
     123,400    Consolidated Capital Corp.(a)                   2,722,513
     242,700    Sunstone Hotel Investors, Inc.                  3,488,814
                                                          ---------------
                                                                6,211,327
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

HOSPITAL SUPPLY (1.5%)
     142,300    Maxxim Medical, Inc.(a)                   $     3,326,264
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (1.3%)
     150,110    Snyder Oil Corp.                                2,908,383
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (2.4%)
     148,200    OEA, Inc.(d)                                    2,537,926
     280,295    Tava Technologies, Inc.(a)(d)                   2,943,098
                                                          ---------------
                                                                5,481,024
                                                          ---------------
MISCELLANEOUS RETAIL (3.9%)
     260,030    Funco, Inc.(a)                                  4,257,994
     173,700    Guitar Center, Inc.(a)(d)                       4,592,195
                                                          ---------------
                                                                8,850,189
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.9%)
     122,800    Covenant Transportation, Inc.(a)                2,010,854
     174,015    Jevic Transportation, Inc.(a)                   2,164,313
                                                          ---------------
                                                                4,175,167
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (8.4%)
     153,650    American Capital Strategies Ltd.                3,620,379
     150,000    First Sierra Financial, Inc.(a)                 3,646,875
     164,980    Franchise Mortgage Acceptance Co. LLC(a)        3,629,560
     111,000    Imperial Credit Industries, Inc.(a)(d)          2,344,877
     223,025    Medallion Financial Corp.                       5,631,382
                                                          ---------------
                                                               18,873,073
                                                          ---------------
OIL & GAS EXTRACTION (6.4%)
      72,220    Atwood Oceanics, Inc.                           3,737,385
     123,995    Basin Exploration, Inc.(a)                      1,952,922
     153,700    Callon Petroleum Co.(a)(d)                      2,536,050
     180,570    Marine Drilling Co., Inc.(a)                    3,396,973
      94,500    Stolt Comex Seaway, S.A.                        3,000,375
                                                          ---------------
                                                               14,623,705
                                                          ---------------
PAPER & ALLIED PRODUCTS (1.7%)
     164,000    Ivex Packaging Corp.(a)                         3,802,749
                                                          ---------------
PRIMARY METAL INDUSTRIES (3.0%)
     100,900    Quanex Corp.                                    3,134,206
     152,970    Titanium Metals Corp.(d)                        3,719,085
                                                          ---------------
                                                                6,853,291
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (3.8%)
      60,100    Mail-Well, Inc.(d)                              2,764,600
     101,050    Mecklermedia Corp.(a)                           2,096,788
     103,800    Valassis Communications, Inc.(a)                3,652,462
                                                          ---------------
                                                                8,513,850
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (1.1%)
     163,300    Friedman, Billings, Ramsey Group,
                  Inc.(a)(d)                                    2,561,771
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

TRANSPORTATION EQUIPMENT (1.0%)
      55,600    Orbital Sciences Corp.(a)(d)              $     2,272,650
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (5.6%)
      75,700    CellStar Corp.(d)                               2,278,101
     146,000    CHS Electronics, Inc.(d)                        2,901,751
     159,200    Keystone Automotive Industries,
                  Inc.(a)(d)                                    4,139,152
     135,050    SCP Pool Corp.                                  3,249,642
                                                          ---------------
                                                               12,568,646
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (1.0%)
     114,300    Fresh America Corp.(a)                          2,214,563
                                                          ---------------

TOTAL COMMON STOCKS (COST $198,501,017)                       214,426,789
                                                          ---------------
TIME DEPOSITS (5.0%)
  11,231,734    PNC Bank, N.A. Nassau, 5.66%, 6/1/98
                  (cost $11,231,734)                           11,231,734
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $209,732,751)            $   225,658,523
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                        SMALL CAP VALUE PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (94.6%)
AMUSEMENT & RECREATION SERVICES (2.0%)
      22,490    Anchor Gamin(a)                           $     2,046,590
                                                          ---------------
APPAREL & ACCESSORY STORES (3.8%)
      39,050    Claire's Stores, Inc.                             734,628
      60,440    Intimate Brands, Inc.(d)                        1,733,872
      37,040    St. John Knits, Inc.                            1,423,725
                                                          ---------------
                                                                3,892,225
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.7%)
      61,470    Nautica Enterprises, Inc.(a)(d)                 1,797,997
                                                          ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING (1.2%)
      40,860    Budget Group, Inc.(a)                           1,205,370
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (3.2%)
      49,200    Centex Corp.(d)                                 1,758,900
      60,360    Toll Brothers, Inc.(a)                          1,554,271
                                                          ---------------
                                                                3,313,171
                                                          ---------------
BUSINESS SERVICES (2.7%)
      44,640    ADVO, Inc.(a)                                   1,118,791
      66,400    Avant Corp.(a)(d)                               1,705,650
                                                          ---------------
                                                                2,824,441
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (1.6%)
      41,050    Dexter Corp.                                    1,693,312
                                                          ---------------
COMMUNICATIONS (1.1%)
      47,130    Aliant Communications, Inc.                     1,092,827
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

EATING & DRINKING PLACES (3.1%)
     103,400    Ruby Tuesday, Inc.(d)                     $     1,660,863
      73,905    Sonic Corp.(a)                                  1,528,910
                                                          ---------------
                                                                3,189,773
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (5.0%)
      28,690    Aeroquip-Vickers, Inc.(d)                       1,771,607
      16,310    C-Cube Microsystems, Inc.                         319,064
      35,900    Kuhlman Corp.                                   1,516,775
      39,400    Teleflex, Inc.                                  1,593,237
                                                          ---------------
                                                                5,200,683
                                                          ---------------
FABRICATED METAL PRODUCTS (1.8%)
      27,990    AptarGroup, Inc.                                1,814,101
                                                          ---------------
FOOD & KINDRED PRODUCTS (3.2%)
      50,440    Adolph Coors Co.                                1,891,500
      29,700    Canandaigua Brands, Inc.(a)                     1,369,913
                                                          ---------------
                                                                3,261,413
                                                          ---------------
FURNITURE & FIXTURES (3.3%)
     109,590    O'Sullivan Industries Holdings, Inc.(a)         1,643,850
      75,040    Winsloew Furniture, Inc.(a)                     1,800,960
                                                          ---------------
                                                                3,444,810
                                                          ---------------
HEALTH SERVICES (4.1%)
     121,900    NovaCare, Inc.(a)                               1,340,900
      81,300    Pediatric Services of America, Inc.(a)          1,504,050
      54,300    RehabCare Group, Inc.(a)                        1,408,406
                                                          ---------------
                                                                4,253,356
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (10.1%)
      66,750    Detroit Diesel Corp.(a)                         1,635,375
      48,830    Gleason Corp.                                   1,443,536
      52,555    Graco, Inc.                                     1,819,717
      50,320    Kaydon Corp.                                    1,984,495
      39,050    Pentair, Inc.                                   1,713,319
     130,230    Scitex Corp. Ltd.(a)                            1,806,942
                                                          ---------------
                                                               10,403,384
                                                          ---------------
INSURANCE AGENTS, BROKERS & SERVICE (1.7%)
      47,610    E.W. Blanch Holdings, Inc.                      1,791,327
                                                          ---------------
INSURANCE CARRIERS (5.2%)
      46,394    Fidelity National Financial, Inc.(d)            1,548,400
      43,900    LandAmerica Financial Group, Inc.               2,096,226
       9,980    Markel Corp.(a)                                 1,724,668
                                                          ---------------
                                                                5,369,294
                                                          ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (1.6%)
      57,870    TJ International, Inc.                          1,674,613
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (5.4%)
      66,140    CONMED Corp.(a)                                 1,397,208
      90,070    Esco Electronics Corp.(a)(d)                    1,615,631
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (continued)

      75,680    Esterline Technologies Corp.(a)           $     1,627,120
      74,090    Integrated Circuit Systems, Inc.(d)             1,021,056
                                                          ---------------
                                                                5,661,015
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (3.1%)
      55,430    M.S. Carriers, Inc.(a)                          1,655,971
      47,910    USFreightways Corp.                             1,509,165
                                                          ---------------
                                                                3,165,136
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (1.6%)
      51,650    AmeriCredit Corp.(a)                            1,685,082
                                                          ---------------
OIL & GAS EXTRACTION (4.6%)
      64,980    Pool Energy Services Co.(a)                     1,323,968
      36,370    Veritas DGC, Inc.(a)                            1,884,420
      85,390    Vintage Petroleum, Inc.                         1,547,693
                                                          ---------------
                                                                4,756,081
                                                          ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS (1.8%)
      24,680    Lone Star Industries, Inc.(d)                   1,855,628
                                                          ---------------
TRANSPORTATION BY AIR (4.9%)
      44,800    Airborne Freight Corp.                          1,668,800
      64,600    America West Airlines, Inc.(a)(d)               1,828,988
      53,505    Midwest Express Holdings, Inc.(a)               1,534,925
                                                          ---------------
                                                                5,032,713
                                                          ---------------
TRANSPORTATION EQUIPMENT (6.9%)
      34,730    Cordant Technologies, Inc.                      1,732,158
      73,320    Monaco Coach Corp.(a)                           1,979,640
     118,710    Simpson Industries, Inc.                        1,661,940
      51,310    Varlen Corp.                                    1,738,126
                                                          ---------------
                                                                7,111,864
                                                          ---------------
TRANSPORTATION SERVICES (1.6%)
      60,040    Circle International Group, Inc.                1,624,832
                                                          ---------------
WATER TRANSPORTATION (1.6%)
      84,440    Trico Marine Services, Inc.(a)(d)               1,667,690
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (2.9%)
      76,900    Ballantyne of Omaha, Inc.(a)                    1,408,231
      69,120    Pomeroy Computer Resources, Inc.(a)             1,555,200
                                                          ---------------
                                                                2,963,431
                                                          ---------------
WHOLESALE TRADE-NONDURABLE GOODS (3.8%)
      80,690    Day Runner, Inc.(a)                             1,775,180
      10,010    Men's Wearhouse, Inc.(a)                          426,676
      28,800    United Stationers, Inc.(a)                      1,717,200
                                                          ---------------
                                                                3,919,056
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $92,333,952)                                           97,711,215
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------
REPURCHASE AGREEMENTS (1.9%)
$  2,000,000    BancAmerica Robertson Stephens, 5.58%,
                  6/1/98 to be repurchased at $2,000,930
                  (cost $2,000,000)(e)                    $     2,000,000
                                                          ---------------
TIME DEPOSITS (3.5%)
   3,641,360    PNC Bank, N.A. Nassau, 5.57%, 6/1/98
                  (cost $3,641,360)                             3,641,360
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $97,975,312)             $   103,352,575
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                      SMALL COMPANY VALUE PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (97.5%)
ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS (1.1%)
     124,800    Dames & Moore, Inc.                       $     1,614,600
                                                          ---------------
AMUSEMENT & RECREATION SERVICES (1.7%)
      79,400    Jackpot Enterprises, Inc.(a)                      972,650
     106,800    Station Casinos, Inc.(a)                        1,588,650
                                                          ---------------
                                                                2,561,300
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (2.3%)
      17,727    M/I Schottenstein Homes, Inc.                     356,755
      47,800    NVR, Inc.(a)                                    1,535,575
     156,100    Southern Energy Homes, Inc.(a)                  1,541,487
                                                          ---------------
                                                                3,433,817
                                                          ---------------
BUSINESS SERVICES (5.2%)
       4,231    Grey Advertising, Inc.                          1,891,257
      56,400    Learning Co.(a)(d)                              1,607,400
      58,900    Leasing Solutions, Inc.(a)                      1,649,200
      54,800    Network Equipment Technologies, Inc.(a)           859,674
      56,300    Ogden Corp.                                     1,608,068
                                                          ---------------
                                                                7,615,599
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (1.6%)
      42,800    Georgia Gulf Corp.                              1,072,675
      74,500    Mississippi Chemical Corp.                      1,247,875
                                                          ---------------
                                                                2,320,550
                                                          ---------------
DEPOSITORY INSTITUTIONS (18.5%)
      53,300    Anchor Bancorp Wisconsin, Inc.                  2,258,588
      16,600    First Citizens BancShares, Inc.                 1,759,600
      39,300    ALBANK Financial Corp.                          2,043,600
      60,500    Andover Bancorp, Inc.                           2,072,127
      43,400    BSB Bancorp, Inc.                               1,361,676
      59,400    Banknorth Group, Inc.                           2,168,100
      55,075    Commercial Federal Corp.                        1,834,685
      90,900    Commonwealth Bancorp, Inc.                      2,147,512
      37,274    Community Bank System, Inc.                     1,264,987
      60,100    First Republic Bank(a)                          1,998,325
      55,000    FirstFed Financial Corp.(a)                     2,698,438
      45,685    Medford Bancorp, Inc.                           1,941,612
      46,800    SIS Bancorp, Inc.                               1,959,751

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
DEPOSITORY INSTITUTIONS (continued)

      75,900    Statewide Financial Corp.                 $     1,745,700
                                                          ---------------
                                                               27,254,701
                                                          ---------------
EATING & DRINKING PLACES (2.4%)
     118,900    Piccadilly Cafeterias, Inc.                     1,530,837
     200,100    Ryan's Family Steak Houses, Inc.(a)             2,038,518
                                                          ---------------
                                                                3,569,355
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (10.4%)
      24,900    BEC Energy                                      1,010,006
      30,600    CILCORP, Inc.                                   1,348,312
      95,700    Central Maine Power Co.                         1,830,263
      91,700    Central Vermont Public Service                  1,341,112
      49,500    Commonwealth Energy System                      1,881,000
      68,600    Public Service Co. of New Mexico                1,487,763
      54,300    Rochester Gas & Electric Corp.                  1,669,725
      55,600    TNP Enterprises, Inc.                           1,810,475
      92,500    UniSource Energy Corp.(a)                       1,462,656
      47,900    WPS Resources Corp.                             1,499,868
                                                          ---------------
                                                               15,341,180
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (4.3%)
      27,100    DuPont Photomasks, Inc.(a)                      1,154,292
      79,400    HMT Technology Corp.(a)(d)                        923,025
      39,000    Harman International Industries, Inc.           1,659,938
      23,100    Inacom Corp.(a)(d)                                749,307
     101,300    Powell Industries, Inc.(a)                      1,215,600
     107,600    SymmetriCom, Inc.(a)                              679,225
                                                          ---------------
                                                                6,381,387
                                                          ---------------
FABRICATED METAL PRODUCTS (2.6%)
      19,700    Alliant Techsystems, Inc.(a)                    1,270,650
      40,900    Nortek, Inc.(a)                                 1,257,675
      67,600    Wyman-Gordon Co.(a)(d)                          1,343,550
                                                          ---------------
                                                                3,871,875
                                                          ---------------
FOOD STORES (0.8%)
      96,400    Ingles Markets, Inc.                            1,205,000
                                                          ---------------
GENERAL MERCHANDISE STORES (1.2%)
      87,700    Homebase, Inc.(d)                                 761,894
      28,200    Shopko Stores, Inc.(a)                            983,475
                                                          ---------------
                                                                1,745,369
                                                          ---------------
HEALTH SERVICES (2.2%)
      56,200    Genesis Health Ventures, Inc.(a)(d)             1,422,563
      49,700    Integrated Health Services, Inc.(d)             1,848,219
                                                          ---------------
                                                                3,270,782
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.6%)
      56,500    Ampco Pittsburgh Corp.                            833,375
      89,300    Auspex Systems, Inc.(a)                           496,731
      37,700    DT Industries, Inc.                             1,092,123
      46,000    Data General Corp.(a)(d)                          701,500

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)

      41,760    Gleason Corp.                             $     1,234,531
      39,700    Tractor Supply Co.(a)                             957,762
                                                          ---------------
                                                                5,316,022
                                                          ---------------
INSURANCE CARRIERS (8.5%)
      68,600    ARM Financial Group, Inc.                       1,402,012
      68,400    Acceptance Insurance Cos., Inc.(a)              1,573,200
      40,900    Farm Family Holdings, Inc.(a)                   1,674,343
      58,200    Frontier Insurance Group, Inc.(d)               1,425,900
      78,700    HCC Insurance Holdings, Inc.(d)                 1,682,212
      61,700    Nymagic, Inc.                                   1,804,725
      45,599    PXRE Corp.                                      1,436,368
      81,600    Symons International Group, Inc.(a)             1,509,600
                                                          ---------------
                                                               12,508,360
                                                          ---------------
MACHINERY (0.8%)
      69,900    Global Industrial Technologies, Inc.(a)         1,183,931
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (3.4%)
      69,900    ADAC Laboratories(a)                            1,389,263
      34,000    CONMED Corp.(a)                                   718,250
      46,600    Esterline Technologies Corp.(a)                 1,001,900
      36,289    Invacare Corp.                                    957,123
      31,400    Tech-Sym Corp.(a)                                 908,639
                                                          ---------------
                                                                4,975,175
                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (1.2%)
      85,900    K2, Inc.                                        1,718,000
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.6%)
     132,900    Arkansas Best Corp.(a)                          1,295,775
      56,500    Roadway Express, Inc.                           1,062,906
                                                          ---------------
                                                                2,358,681
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.2%)
     120,917    Consumer Portfolio Services, Inc.(a)(d)         1,435,889
     118,100    Southern Pacific Funding Corp.(a)(d)            1,815,787
                                                          ---------------
                                                                3,251,676
                                                          ---------------
OIL & GAS EXTRACTION (2.6%)
      20,200    Devon Energy Corp.                                741,088
      38,900    Giant Industries, Inc.                            731,806
      27,900    SEACOR SMIT, Inc.(a)(d)                         1,632,150
      40,300    Vintage Petroleum, Inc.                           730,438
                                                          ---------------
                                                                3,835,482
                                                          ---------------
PERSONAL SERVICES (1.0%)
      68,372    Angelica Corp.                                  1,538,370
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (0.6%)
      43,000    Tesoro Petroleum Corp.(a)                         830,438
                                                          ---------------
PRIMARY METAL INDUSTRIES (8.5%)
      76,900    AK Steel Holding Corp.                          1,432,262
      28,700    Carpenter Technology Corp.                      1,521,100
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PRIMARY METAL INDUSTRIES (continued)

      49,100    Chase Industries, Inc.(a)                 $     1,519,032
      39,646    Citation Corp.(a)                                 758,230
      80,800    Intermet Corp.                                  1,575,600
      34,100    Lone Star Technologies, Inc.(a)                   647,900
      77,100    National Steel Corp.                            1,214,325
      70,000    RMI Titanium Co.(a)(d)                          1,500,625
      19,600    Texas Industries, Inc.                          1,163,750
      51,600    Titanium Metals Corp.(d)                        1,254,525
                                                          ---------------
                                                               12,587,349
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (2.2%)
      39,300    Bowne & Co., Inc.                               1,682,532
      35,400    Media General, Inc.                             1,628,400
                                                          ---------------
                                                                3,310,932
                                                          ---------------
TEXTILE MILL PRODUCTS (0.6%)
      23,800    Oxford Industries, Inc.                           830,025
                                                          ---------------
TRANSPORTATION EQUIPMENT (0.7%)
      36,600    TransTechnology Corp.                             988,200
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (1.5%)
      60,000    Associated Materials Inc.(a)                      930,000
      43,500    Commercial Metals Co.                           1,334,906
                                                          ---------------
                                                                2,264,906
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (4.2%)
      50,000    Burlington Coat Factory Warehouse               1,003,125
      71,700    Nash-Finch Co.                                  1,209,937
      80,800    Performance Food Group Co.(a)                   1,515,000
      89,000    Standard Commercial Corp.(a)                      990,125
      38,700    Universal Corp.                                 1,453,669
                                                          ---------------
                                                                6,171,856
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $128,734,013)                                         143,854,918
                                                          ---------------
TIME DEPOSITS (2.5%)
   3,666,930    PNC Bank, NA Nassau, 5.66%, 6/1/98 (cost
                  $3,666,930)                                   3,666,930
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $132,400,943)            $   147,521,848
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     SMALL COMPANY GROWTH PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (98.1%)
APPAREL & ACCESSORY STORES (3.6%)
     435,000    Just For Feet, Inc.(a)                    $     9,542,812
     291,000    North Face, Inc.(a)                             7,220,437
     323,200    Stage Stores, Inc.(a)                          15,069,200
                                                          ---------------
                                                               31,832,449
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(4.3%)
     478,400    Nautica Enterprises, Inc.(a)                   13,993,200

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS (continued)

     164,400    Tommy Hilfiger Corp.(a)                   $    11,055,900
     321,100    Warnaco Group, Inc., Class A                   13,245,375
                                                          ---------------
                                                               38,294,475
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
DEALERS (1.0%)
     312,500    Central Garden & Pet Co.(a)                     9,238,282
                                                          ---------------
BUSINESS SERVICES (10.2%)
     163,100    ATL Ultrasound, Inc.                            7,390,469
     190,700    Autodesk, Inc.                                  8,104,750
     211,800    Legato Systems, Inc.                            6,062,776
     385,700    Platinum Technology, Inc.(a)                   10,558,537
     278,700    Rental Service Corp.(a)                         7,228,781
     327,500    Select Appointments Holdings Public Ltd.
                  Co.                                           9,456,562
     355,100    Snyder Communications, Inc.(a)                 14,314,968
     591,700    Symantec Corp.(a)                              14,126,837
     339,000    Synopsys, Inc.(a)                              14,555,813
                                                          ---------------
                                                               91,799,493
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (9.8%)
     245,300    Agouron Pharmaceuticals, Inc.                   8,340,200
     514,400    Alkermes, Inc.(a)                              11,252,500
      54,800    Axogen Ltd.(a)                                  3,178,400
     215,000    Barr Laboratories, Inc.(a)                      8,774,688
     243,900    Biovail Corp. International(a)                  8,277,356
     199,444    Elan Corp. plc ADR(a)                          12,203,480
     541,800    Genzyme Corp.                                  14,831,775
      40,000    North American Vaccine, Inc.(a)                   782,500
     238,400    Protein Design Labs, Inc.(a)                    5,989,800
     332,800    Sepracor, Inc.(a)                              14,310,400
                                                          ---------------
                                                               87,941,099
                                                          ---------------
COMMUNICATIONS (2.3%)
     387,200    Electric Lightwave, Inc.(a)                     5,275,600
     823,100    Western Wireless Corp.(a)                      15,227,350
                                                          ---------------
                                                               20,502,950
                                                          ---------------
CONTAINERS (0.7%)
     272,900    Ivex Packaging Corp.(a)                         6,327,868
                                                          ---------------
DOMESTIC DEPOSITORY INSTITUTIONS (3.4%)
     437,000    Golden State Bancorp, Inc.(a)                  16,742,563
     810,700    Independence Community Bank Corp.(a)           14,085,912
                                                          ---------------
                                                               30,828,475
                                                          ---------------
EATING & DRINKING PLACES (3.1%)
     444,300    Apple South, Inc.                               5,831,438
     467,000    Buffets, Inc.(a)                                7,617,937
     478,300    Foodmaker, Inc.(a)                              8,071,312
     271,300    Landry's Seafood Restaurants, Inc.(a)           6,146,655
                                                          ---------------
                                                               27,667,342
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (5.1%)
     150,200    ATMI, Inc.(a)                             $     2,722,375
     355,000    American Power Conversion Corp.(a)             10,650,000
     439,800    Artesyn Technologies, Inc.(a)                   7,215,490
      90,400    Benchmark Electronics, Inc.                     1,824,950
      94,800    CTS Corp.                                       2,962,500
     182,100    Micrel, Inc.                                    5,696,325
     377,700    Xilink, Inc.(a)                                14,364,423
                                                          ---------------
                                                               45,436,063
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (1.5%)
     323,200    Core Laboratories N.V.                          8,544,601
     593,000    Medaphis Corp.(a)                               4,447,500
                                                          ---------------
                                                               12,992,101
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(1.3%)
     205,500    Tower Automotive, Inc.(a)                       9,645,657
     108,600    Metals USA, Inc.(a)                             2,009,100
                                                          ---------------
                                                               11,654,757
                                                          ---------------
HEALTH SERVICES (3.5%)
     498,304    Quorum Health Group, Inc.                      14,980,143
      54,366    SonoSight, Inc.(a)                                366,970
     522,633    Total Renal Care Holdings, Inc.                16,038,301
                                                          ---------------
                                                               31,385,414
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (1.8%)
     244,900    Capital Automotive                              3,520,437
     355,000    Chastain Capital Corp.(a)                       4,925,625
     349,600    Consolidation Capital Corp.(a)                  7,713,050
                                                          ---------------
                                                               16,159,112
                                                          ---------------
HOSPITAL SUPPLY (0.7%)
     286,600    Maxxim Medical, Inc.(a)                         6,699,276
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.9%)
     494,400    Pentair, Inc.                                  21,691,800
     113,000    SPS Technologies, Inc.                          6,624,625
     414,300    Xircom, Inc.(a)                                 6,499,331
                                                          ---------------
                                                               34,815,756
                                                          ---------------
INSURANCE CARRIERS (1.5%)
     340,200    Everest Reinsurance Holdings, Inc.             13,225,275
                                                          ---------------
MISCELLANEOUS REPAIR SERVICES (0.6%)
     174,300    World Access, Inc.(a)                           5,468,663
                                                          ---------------
MISCELLANEOUS RETAIL (3.3%)
     312,900    CSK Auto Corp.(a)                               8,409,188
     378,000    Borders Group, Inc.(a)                         11,718,000
     236,400    Tech Data Corp.(a)                              9,603,750
                                                          ---------------
                                                               29,730,938
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.8%)
     378,651    Swift Transportation, Inc.                $     8,424,963
     247,600    USFreightways Corp.                             7,799,400
                                                          ---------------
                                                               16,224,363
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (3.5%)
     415,000    American Capital Strategies Ltd.                9,778,438
     228,000    First Sierra Financial, Inc.(a)                 5,543,250
     329,900    Heller Financial, Inc.(a)                       9,195,963
     414,900    UniCapital Corp.(a)                             7,208,888
                                                          ---------------
                                                               31,726,539
                                                          ---------------
OIL & GAS EXTRACTION (8.9%)
     327,100    Apache Corp.                                   11,182,731
     232,000    Cooper Cameron Corp.                           13,804,000
     199,900    Dawson Production Services, Inc.(a)             2,223,887
     260,500    Global Industries Ltd.                          5,551,906
     496,200    Marine Drilling Co., Inc.(a)                    9,334,762
     346,100    Noble Drilling Corp.(a)                        10,209,950
     472,800    Parker Drilling Co.(a)                          3,989,250
     328,600    R & B Falcon Corp.(a)                           9,426,712
     303,600    Rowan Cos., Inc.(a)                             7,760,775
     176,100    Santa Fe International Corp.                    6,141,488
                                                          ---------------
                                                               79,625,461
                                                          ---------------
PRIMARY METAL INDUSTRIES (3.0%)
     247,400    Essex International, Inc.(a)                    6,076,763
     574,351    General Cable Corp.                            15,220,276
     233,200    Titanium Metals Corp.                           5,669,675
                                                          ---------------
                                                               26,966,714
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.4%)
     350,500    Valassis Communications, Inc.(a)               12,333,218
                                                          ---------------
REAL ESTATE (2.0%)
     378,700    Intrawest Corp.                                 7,502,994
     377,100    Newhall Land & Farming Co.                     10,794,487
                                                          ---------------
                                                               18,297,481
                                                          ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (2.2%)
     209,800    EVI Weatherford, Inc.                          10,608,012
     304,700    Standard Products Co.                           8,950,562
                                                          ---------------
                                                               19,558,574
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (1.2%)
     305,400    Amresco, Inc.(a)                               10,307,250
                                                          ---------------
TRANSPORTATION EQUIPMENT (4.8%)
     382,350    AAR Corp.                                      10,108,378
     352,900    Gulfstream Aerospace Corp.(a)                  14,998,250
     200,200    Hayes Lemmerz International, Inc.(a)            7,845,337
     375,300    Wabash National Corp.                           9,734,343
                                                          ---------------
                                                               42,686,308
                                                          ---------------
TRANSPORTATION SERVICES (0.8%)
     176,300    Coach USA, Inc.(a)                              7,591,919
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

WATER TRANSPORTATION (0.9%)
     196,900    Sea Containers, Ltd.                      $     7,962,144
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (4.6%)
     537,000    CHS Electronics, Inc.                          10,672,875
     225,700    HA-LO Industries, Inc.(a)                       6,982,593
     570,100    ITEQ, Inc.(a)                                   6,769,937
     446,500    PSS World Medical, Inc.(a)                      5,581,250
     205,600    Reliance Steel & Aluminum Co.                   7,851,351
     190,500    West Marine, Inc.(a)                            3,655,218
                                                          ---------------
                                                               41,513,224
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (1.4%)
     282,200    Daisytek International Corp.                    7,196,100
     162,700    National-Oilwell, Inc.                          5,684,332
                                                          ---------------
                                                               12,880,432
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $738,072,386)                                         879,673,415
                                                          ---------------
TIME DEPOSITS (1.9%)
  16,802,411    PNC Bank, N.A. Nassau, 5.66%, 6/1/98
                  (cost $16,802,411)                           16,802,411
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $754,874,797)            $   896,475,826
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                         INTERNATIONAL PORTFOLIO
- -----------------------------------------------------------------
STOCKS & WARRANTS (91.1%)
AUSTRALIA (2.2%)
COMMON STOCKS
     920,000    Australia & New Zealand Banking Group
                  Ltd.                                    $     6,534,385
     326,000    Brambles Industries Ltd.                        6,615,558
     451,789    Broken Hill Proprietary Co. Ltd.                3,871,022
     327,000    Telstra Corp.                                     770,086
     521,000    Woodside Petroleum Ltd.                         2,995,603
                                                          ---------------
                                                               20,786,654
                                                          ---------------
AUSTRIA (0.8%)
PREFERRED STOCK
      43,250    Bank Austria AG(d)                              3,885,464
      42,890    Bank Austria AG(d)                              3,836,027
                                                          ---------------
                                                                7,721,491
                                                          ---------------
BELGIUM (1.1%)
COMMON STOCKS
      11,498    Grupo Bruxelles Lambert                         2,528,374
     119,140    IPSO-Industrial Laundry Group                   8,430,215
                                                          ---------------
                                                               10,958,589
                                                          ---------------
DENMARK (1.8%)
COMMON STOCKS
     232,650    International Service System A/S               11,989,266

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
- -----------------------------------------------------------------

DENMARK (continued)
COMMON STOCKS (continued)

      60,560    Unidanmark A/S                            $     4,895,305
                                                          ---------------
                                                               16,884,571
                                                          ---------------
FINLAND (0.3%)
COMMON STOCKS
     129,800    Rauma Group(d)                                  2,683,204
                                                          ---------------
FRANCE (8.8%)
COMMON STOCKS
      54,580    Accor SA                                       14,970,545
      38,990    Canal Plus                                      7,077,479
      68,018    Compagnie Generale des Eaux                    13,665,447
      95,975    Elf Aquitaine                                  13,330,752
      39,570    Groupe Danone                                  10,655,090
      27,920    Legrand SA                                      7,700,074
     155,000    METALEUROP, SA                                  1,606,272
     126,107    Michelin                                        7,803,171
      23,595    Primagaz Cie                                    2,015,284
           1    Societe Generale                                      267
      32,350    Suez Lyonnaise des Eaux                         5,520,718
                                                          ---------------
                                                               84,345,099
                                                          ---------------
WARRANTS
      55,391    Cie Generale Des Eaux Warrants                     96,286
       2,145    Primagaz Cie                                       25,635
                                                          ---------------
                                                                  121,921
                                                          ---------------
                                                               84,467,020
                                                          ---------------
GERMANY (11.8%)
COMMON STOCKS
      45,500    Allianz AG(d)                                  14,394,211
     301,080    Bayer AG(d)                                    14,405,499
     187,560    Deutsche Bank AG(d)                            16,159,535
     107,660    Hoechst AG                                      5,374,546
      15,760    Mannesmann AG                                  15,425,848
     288,310    Tarkett AG(d)                                  11,320,227
     144,100    Veba AG                                         9,473,031
                                                          ---------------
                                                               86,552,897
                                                          ---------------
PREFERRED STOCK
      47,300    SAP AG(d)                                      26,265,987
                                                          ---------------
                                                              112,818,884
                                                          ---------------
ITALY (4.1%)
COMMON STOCKS
   8,665,350    Banca di Roma(d)                               17,880,174
   1,067,100    Fiat SpA                                        4,780,326
   2,217,742    Telecom Italia SpA(d)                          16,770,665
                                                          ---------------
                                                               39,431,165
                                                          ---------------
JAPAN (13.4%)
COMMON STOCKS
     336,000    Amada Metrecs Co. Ltd.                          2,012,629
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
- -----------------------------------------------------------------

JAPAN (continued)
COMMON STOCKS (continued)

     258,000    Arcland Sakamoto(d)                       $     1,694,368
     120,000    Asahi Bank Ltd.(d)                                451,198
     274,000    Bridgestone Corp.(d)                            6,248,620
     265,650    Credit Saison Co. Ltd.(d)                       5,329,678
     239,000    Dai-Dan Co. Ltd.                                1,310,864
   1,122,000    Dai-Tokyo Fire & Marine Insurance Co.           3,765,236
     319,000    Daiwa House Industry Co. Ltd.                   2,484,040
     674,000    Daiwa Securities                                2,563,404
         847    East Japan Railway Co.                          4,022,126
     151,000    Fuji Photo Film Co.                             5,110,886
      90,000    Glory Ltd.                                      1,627,034
     667,000    Hanshin Electric Railway(d)                     1,978,398
     768,000    Hitachi Ltd.                                    5,060,326
      79,000    Ito-Yokado Co. Ltd.                             3,933,892
     314,000    Japan Airport Terminal Co.                      1,778,876
   2,771,000    Kobe Steel Ltd.(d)                              2,119,770
      33,000    Kyocera Corp.                                   1,609,930
      32,000    Mabuchi Motor Co.                               2,078,446
     452,000    Matsushita Electric Industrial Co.
                  Ltd.(d)                                       7,078,555
      69,100    Meiko Shokai                                      877,684
     506,000    Mitsubishi Corp.                                3,052,835
     877,000    Mitsubishi Electric Corp.                       2,075,966
     800,000    Mitsui & Co.(d)                                 4,099,159
     230,000    Mitsui Fudosan Co. Ltd.                         1,860,715
     181,000    Murata Manufacturing Co. Ltd.                   5,264,173
      69,600    Nagaileben Co. Ltd.(d)                          1,255,726
     556,000    Oji Paper Co. Ltd.(d)                           2,347,346
     263,000    Omron Corp.                                     3,966,873
      31,300    SMC Corp.(d)                                    2,529,931
      64,000    Secom Ord.                                      3,634,973
     337,000    Showa Shell Sekiyu                              1,529,772
      60,000    Sony Corp.                                      5,066,214
   1,426,000    Sumitomo Metal Industries(d)                    2,212,608
     231,000    Takeda Chemical Ind.                            5,968,175
     840,000    Teijin Ltd.                                     2,533,973
      38,500    Toho Co.                                        4,306,642
     324,000    Tokio Marine & Fire Insurance Co.               3,067,788
     547,000    Toppan Printing Co. Ltd.                        5,968,780
     170,000    Toyota Motor Corp.                              4,208,135
                                                          ---------------
                                                              128,085,744
                                                          ---------------
NETHERLANDS (12.9%)
COMMON STOCKS
     111,140    Aegon NV                                        8,906,247
     407,000    ABN Amro Holdings(d)                            9,865,561
     401,000    Elsevier NV                                     6,247,225
     197,800    Gucci Group(d)                                  8,975,175
     353,125    Heineken NV                                    13,586,463
     674,749    ING Group NV                                   46,380,402
     175,081    Oce NV                                          7,363,667
     200,390    Philips Electronics NV                         19,060,540
     140,000    Xeikon NV(a)(d)                                 3,386,251
                                                          ---------------
                                                              123,771,531
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONCLUDED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
- -----------------------------------------------------------------

NETHERLANDS (continued)

PREFERRED STOCK
       8,400    ING Group NV                              $        38,841
                                                          ---------------
                                                              123,810,372
                                                          ---------------
PORTUGAL (1.9%)
COMMON STOCKS
     260,360    Portugal Telecom                               13,699,393
     177,750    Semapa - Sociedade de Investimento e
                  Gestao SGPS SA                                4,866,325
                                                          ---------------
                                                               18,565,718
                                                          ---------------
SINGAPORE (1.0%)
COMMON STOCKS
     967,000    City Developments Ltd.                          3,494,833
     538,200    Development Bank of Singapore Ltd.(d)           3,247,205
     248,698    Singapore Press Holdings Ltd.                   2,035,346
     261,000    United Overseas Bank Ltd.                       1,021,237
                                                          ---------------
                                                                9,798,621
                                                          ---------------
SPAIN (2.8%)
COMMON STOCKS
      66,000    Banco Popular Espanol SA                        5,242,838
     132,000    Centros Comerciales Pryca SA(d)                 2,420,778
     781,130    Endesa SA                                      18,739,066
                                                          ---------------
                                                               26,402,682
                                                          ---------------
SWEDEN (1.8%)
COMMON STOCKS
     243,000    Atlas Copco AB(d)                               7,183,657
     368,000    Telefonaktiebolaget LM Ericsson "B"
                  Shares                                       10,503,006
                                                          ---------------
                                                               17,686,663
                                                          ---------------
SWITZERLAND (9.6%)
COMMON STOCKS
       9,140    Asea Brown Boveri Ltd.(d)                      15,515,623
       4,830    Alusuisse-Lonza Holding AG(d)                   6,500,541
       2,840    Nestle SA                                       6,094,495
      21,928    Novartis AG                                    37,194,254
         860    Roche Holding AG(d)                             8,861,153
      19,770    Selectra Group                                  4,037,970
      22,160    Zurich Versicherungsgesellschaft(d)            13,863,115
                                                          ---------------
                                                               92,067,151
                                                          ---------------
UNITED KINGDOM (16.8%)
COMMON STOCKS
   1,131,900    Airtours plc                                    8,398,800
     438,000    Allied Domecq plc                               4,360,714
   1,462,000    Asda Group plc                                  4,339,270
     179,900    Barclays plc                                    4,793,813
     811,911    Blue Circle Industries plc                      5,203,542
     522,200    British Airways plc                             5,518,356
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
- -----------------------------------------------------------------

UNITED KINGDOM (continued)
COMMON STOCKS (continued)

     522,000    British Energy plc                        $     4,809,687
     482,300    British Land Co. plc                            5,273,681
     400,000    British Sky Broadcasting Group plc              2,811,481
     322,700    Cable & Wireless plc                            3,646,952
     342,609    Cadbury Schweppes plc                           5,232,441
   1,645,800    David S. Smith Holdings plc                     6,709,883
     267,000    De La Rue plc                                   1,280,138
     360,000    EMI Group plc                                   3,041,095
     429,600    Enterprise Oil plc                              3,975,830
     161,800    HSBC Holdings plc                               4,221,787
     185,300    Johnson Matthey plc                             1,862,972
     334,600    Kingfisher plc                                  5,920,435
   1,012,300    LASMO plc                                       4,787,459
     530,000    Lloyds TSB Group plc                            7,688,111
   1,139,000    LucasVarity plc                                 5,015,168
   1,263,900    MFI Furniture plc                               1,648,923
     208,000    Marks & Spencer plc                             1,852,055
      36,220    National Westminster Bank plc                     660,962
   1,483,000    Pilkington Brothers plc                         3,555,136
     389,420    Prudential Corp. plc                            5,169,405
     584,243    Rank Group plc                                  3,401,413
     199,000    Rio Tinto plc                                   2,484,256
   1,395,730    Rolls-Royce plc                                 6,640,643
     243,596    Standard Chartered plc                          3,023,102
     309,200    Tesco plc                                       2,712,812
     371,405    Tibbett & Britten Group plc                     3,591,701
     443,844    United News & Media plc                         6,373,199
   1,065,074    Vodafone Group plc                             11,689,412
     580,100    Williams Holdings plc                           4,162,491
      99,000    Zeneca Group plc                                4,018,445
                                                          ---------------
                                                              159,875,570
                                                          ---------------

TOTAL STOCKS, WARRANTS & RIGHTS (COST $669,127,444)           872,044,099
                                                          ---------------
CASH MANAGEMENT ACCOUNTS (4.9%)
  46,779,038    Treasury Fund (cost $46,779,038)               46,779,038
                                                          ---------------
CERTIFICATES OF DEPOSIT (4.0%)
  17,000,000    Barclays Bank, 5.48%, 7/2/98                   17,000,000
   6,000,000    Deutsche Bank, 5.47%, 6/22/98                   6,000,000
  15,000,000    Morgan Guaranty, 5.48%, 6/2/98                 15,000,000
                                                          ---------------

TOTAL CERTIFICATES OF DEPOSIT (COST $38,000,000)               38,000,000
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $753,906,482)            $   956,823,137
                                                          ---------------
                                                          ---------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT
CONTRACT TO SELL

EXPIRATION                              UNDERLYING FACE   UNREALIZED
   DATE       CURRENCY       UNITS      AMOUNT OF VALUE  APPRECIATION
- ----------  ------------  ------------  ---------------  ------------
 6/19/98    Japanese Yen  3,000,000,000   ($21,649,500)   $1,769,338

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 NOTES TO SCHEDULES OF INVESTMENTS                                  MAY 31, 1998

- ------------------------------------------------------------------------------

(a) Non-income producing security

(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. The Board of Trustees has deemed these securities to be liquid at May 31, 1998

(c) During the year June 1, 1997 through May 31, 1998, Index Portfolio purchased 20,000 shares of Norwest Corp

(d) Part or all of this investment on loan, see Note 7 of Notes to Financial Statements

(e) The Portfolios have invested in a joint repurchase agreement. The following represents the collateral on the BancAmerica Robertson Stephens joint repurchase agreement: Collateralized by $136,000,000 FNMA Discount Notes, 5.41% to 5.43%, 1998; $85,000,000 FHLMC Discount Notes, 5.43% to 5.45%,
    1998; $13,960,000 FFCB Discount Notes, 5.42%, 1998; $119,000,000 FHLB
    Discount Notes, 5.37% to 5.38%, 1998; $30,000,000 FNMA Agency Notes, 6.05%,
    3/12/01; $9,275,000 FHLB Agency Notes, 5.51%, 2/6/01 and $20,250,000 FHLB
    Agency Notes, 5.71%, 3/19/03, with a total market value of $408,309,000.

(f) At May 31, 1998, $1,410,000 of U.S. Treasury Bills, 4/29/99, with a market value of $1,343,552, were pledged to cover margin requirements fo open future contracts

(g) At May 31, 1998, $190,000 of U.S. Treasury Bills, 10/08/98, with a market value of $186,582 and $50,000 of U.S. Treasury Bills, 4/29,99, with a market value of $47,634, were pledged to cover margin requirements for open futures contracts

                                 ABBREVIATIONS
- ------------------------------------------------------------------------------

ADR       American Depositary Receipts
AFC       Allmerica Financial Corporation
AMBAC     American Municipal Bond Assurance Corporation
ARM       Adjustable Rate Mortgage
EQCC      EquiCredit Corporation
FAMC      Federal Agricultural Mortgage Corporation
FFCB      Federal Farm Credit Bank
FHLB      Federal Home Loan Bank
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance, Inc.
GMAC      General Motors Acceptance Corporation
GNMA      Government National Mortgage Association
HCLT      Household Consumer Loan Trust
MLMI      Merrill Lynch Mortgage Investors
MNB       Maryland National Bank
PRAT      Premier Auto Trust
RFMSI     Residential Funding Mortgage Security I
RTC       Resolution Trust Corporation
RV        Revenue Bonds
SBA       Small Business Administration
SD        School District
V/R       Variable rate

See Notes to Financial Statements                          CORE TRUST (DELAWARE)

                 (This page has been left blank intentionally.)

                             SCHRODER CAPITAL FUNDS
                                 ANNUAL REPORT
                                  MAY 31, 1998
                   SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
                        SCHRODER GLOBAL GROWTH PORTFOLIO
                           SCHRODER EM CORE PORTFOLIO

 REPORT OF INDEPENDENT ACCOUNTANTS                                  MAY 31, 1998

- ------------------------------------------------------------------------------

         To Trustees and Investors of Schroder Capital Funds

         In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of three portfolios of Schroder Capital Funds: Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio (collectively the "Portfolios"), at May 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

         PricewaterhouseCoopers LLP
         Boston, Massachusetts
         July 21, 1998

                                                          SCHRODER CAPITAL FUNDS

 STATEMENTS OF ASSETS AND LIABILITIES                               MAY 31, 1998

- ------------------------------------------------------------------------------

                                                      SCHRODER       SCHRODER
                                                    U.S. SMALLER      GLOBAL        SCHRODER
                                                      COMPANIES       GROWTH        EM CORE
                                                      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                    -------------   -----------   ------------
ASSETS:
  Investments (Note 2):
    Investments at cost...........................  $292,812,680    $2,333,587    $ 26,482,507
    Net unrealized appreciation (depreciation)....    39,290,499       216,577      (2,346,374)
                                                    -------------   -----------   ------------
TOTAL INVESTMENTS AT VALUE........................   332,103,179     2,550,164      24,136,133

  Cash and cash equivalents (Note 2)..............    19,665,550       604,726       2,606,408
  Receivable for securities sold..................     5,128,850             -          71,010
  Receivable for forward foreign currency
    contracts, net (Note 2).......................             -         6,062               -
  Receivable from administrator (Notes 3 and 6)...             -        71,973
  Receivable for dividends, tax reclaims and
    interest......................................       140,278         7,886         139,532
  Organization costs, net of amortization (Note
    2)............................................        16,078           851             859
                                                    -------------   -----------   ------------
TOTAL ASSETS......................................   357,053,935     3,241,662      26,953,942
                                                    -------------   -----------   ------------

LIABILITIES:
  Payable for securities purchased................       975,262         8,947         131,306
  Payable to adviser (Note 3).....................       184,522             -          13,351
  Payable to other related parties (Note 3).......        90,730        69,209          78,277
  Accrued expenses and other liabilities..........             -           974             973
                                                    -------------   -----------   ------------
TOTAL LIABILITIES.................................     1,250,514        79,130         223,907
                                                    -------------   -----------   ------------
NET ASSETS........................................  $355,803,421    $3,162,532    $ 26,730,035
                                                    -------------   -----------   ------------
                                                    -------------   -----------   ------------

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

 STATEMENTS OF OPERATIONS                      FOR THE PERIOD ENDED MAY 31, 1998

- ------------------------------------------------------------------------------

                                          SCHRODER U.S.
                                             SMALLER        SCHRODER        SCHRODER
                                            COMPANIES     GLOBAL GROWTH      EM CORE
                                            PORTFOLIO     PORTFOLIO(a)    PORTFOLIO(b)
                                          -------------   -------------   -------------
INVESTMENT INCOME:
  Dividend income(c)....................  $  1,309,477    $     15,815    $    282,910
  Interest income.......................       709,293          17,416         153,053
                                          -------------   -------------   -------------
TOTAL INVESTMENT INCOME.................     2,018,770          33,231         435,963
                                          -------------   -------------   -------------
EXPENSES:
  Advisory (Note 3).....................     1,419,439           8,177         155,546
  Administration (Note 3)...............            --           2,453          15,555
  Subadministration (Note 3)............       177,430          15,685          14,658
  Interestholder recordkeeping (Note
    3)..................................        12,241           7,614           7,208
  Custody...............................        30,609          17,419         105,578
  Accounting (Note 3)...................        40,000          37,742          40,323
  Legal.................................        31,723             342           3,435
  Audit.................................        34,169          17,550          20,250
  Trustees' fees........................         6,999              60             599
  Amortization of organization costs
    (Note 2)............................         5,017             123             115
  Miscellaneous.........................        26,575           3,783           7,532
                                          -------------   -------------   -------------
TOTAL EXPENSES..........................     1,784,202         110,948         370,799

  Fees waived and expenses reimbursed
    (Note 6)............................             -         (97,061)       (145,187)
                                          -------------   -------------   -------------
NET EXPENSES............................     1,784,202          13,887         225,612
                                          -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)............       234,568          19,344         210,351
                                          -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS:
Net Realized Gain (Loss) from:
  Securities............................     6,355,034         (34,123)       (490,158)
  Foreign currency......................             -           3,791         (28,826)
                                          -------------   -------------   -------------
      Net Realized Gain (Loss) from
       Investments......................     6,355,034         (30,332)       (518,984)
Net Change in Unrealized Appreciation
 (Depreciation) from:
  Securities............................    28,258,572         216,577      (2,346,374)
  Foreign currency......................             -           6,630            (188)
                                          -------------   -------------   -------------
      Net Change in Unrealized
       Appreciation (Depreciation) from
       Investments......................    28,258,572         223,207      (2,346,562)
                                          -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS.......................    34,613,606         192,875      (2,865,546)
                                          -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $ 34,848,174    $    212,219    $ (2,655,195)
                                          -------------   -------------   -------------
                                          -------------   -------------   -------------
(a) Commenced operations on October 15, 1997.
(b) Commenced operations on October 30, 1997.
(c) Net of unrecoverable foreign
 withholding taxes of...................  $          -    $      2,363    $     24,069

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS

- ------------------------------------------------------------------------------

                                                                                          SCHRODER U.S.        SCHRODER
                                                                                        SMALLER COMPANIES    GLOBAL GROWTH
                                                                                          PORTFOLIO (a)      PORTFOLIO (b)
                                                                                       -------------------  ---------------
NET ASSETS, AUGUST 15, 1996..........................................................     $           -       $         -
                                                                                       -------------------  ---------------
                                                                                       -------------------  ---------------

OPERATIONS:
  Net investment income (loss).......................................................            22,137                 -
  Net realized gain (loss) from investments sold.....................................           735,049                 -
  Net change in unrealized appreciation (depreciation) from investments..............         2,952,095                 -
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets resulting from operations....................         3,709,281                 -
                                                                                       -------------------  ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................        26,247,304                 -
  Withdrawals........................................................................        (1,027,108)                -
                                                                                       -------------------  ---------------
  Net increase (decrease) from transactions in investors' beneficial interests.......        25,220,196                 -
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets..............................................        28,929,477                 -
                                                                                       -------------------  ---------------

NET ASSETS, OCTOBER 31, 1996.........................................................        28,929,477                 -
                                                                                       -------------------  ---------------
OPERATIONS:
  Net investment income (loss).......................................................            77,349                 -
  Net realized gain (loss) from investments sold.....................................         2,311,789                 -
  Net change in unrealized appreciation (depreciation) from investments..............         8,079,833                 -
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets resulting from operations....................        10,468,971                 -
                                                                                       -------------------  ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................        69,106,539                 -
  Withdrawals........................................................................        (5,119,729)                -
                                                                                       -------------------  ---------------
  Net increase (decrease) from transactions in investors' beneficial interests.......        63,986,810                 -
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets..............................................        74,455,781                 -
                                                                                       -------------------  ---------------

NET ASSETS, MAY 31, 1997.............................................................       103,385,258                 -
                                                                                       -------------------  ---------------
OPERATIONS:
  Net investment income (loss).......................................................           234,568            19,344
  Net realized gain (loss) from investments sold.....................................         6,355,034           (30,332)
  Net change in unrealized appreciation (depreciation) from investments..............        28,258,572           223,207
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets resulting from operations....................        34,848,174           212,219
                                                                                       -------------------  ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................       228,163,060         3,070,201
  Withdrawals........................................................................       (10,593,071)         (119,888)
                                                                                       -------------------  ---------------
  Net increase (decrease) from transactions in investors' beneficial interests.......       217,569,989         2,950,313
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets..............................................       252,418,163         3,162,532
                                                                                       -------------------  ---------------

NET ASSETS, MAY 31, 1998.............................................................     $ 355,803,421       $ 3,162,532
                                                                                       -------------------  ---------------
                                                                                       -------------------  ---------------

                                                                                         SCHRODER
                                                                                          EM CORE
                                                                                       PORTFOLIO(c)
                                                                                       -------------
NET ASSETS, AUGUST 15, 1996..........................................................   $         -
                                                                                       -------------
                                                                                       -------------
OPERATIONS:
  Net investment income (loss).......................................................             -
  Net realized gain (loss) from investments sold.....................................             -
  Net change in unrealized appreciation (depreciation) from investments..............             -
                                                                                       -------------
  Net increase (decrease) in net assets resulting from operations....................             -
                                                                                       -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................
  Withdrawals........................................................................             -
                                                                                       -------------
  Net increase (decrease) from transactions in investors' beneficial interests.......             -
                                                                                       -------------
  Net increase (decrease) in net assets..............................................             -
                                                                                       -------------
NET ASSETS, OCTOBER 31, 1996.........................................................             -
                                                                                       -------------
OPERATIONS:
  Net investment income (loss).......................................................             -
  Net realized gain (loss) from investments sold.....................................             -
  Net change in unrealized appreciation (depreciation) from investments..............             -
                                                                                       -------------
  Net increase (decrease) in net assets resulting from operations....................             -
                                                                                       -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................
  Withdrawals........................................................................
                                                                                       -------------
  Net increase (decrease) from transactions in investors' beneficial interests.......             -
                                                                                       -------------
  Net increase (decrease) in net assets..............................................             -
                                                                                       -------------
NET ASSETS, MAY 31, 1997.............................................................             -
                                                                                       -------------
OPERATIONS:
  Net investment income (loss).......................................................       210,351
  Net realized gain (loss) from investments sold.....................................      (518,984)
  Net change in unrealized appreciation (depreciation) from investments..............    (2,346,562)
                                                                                       -------------
  Net increase (decrease) in net assets resulting from operations....................    (2,655,195)
                                                                                       -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................    39,419,804
  Withdrawals........................................................................   (10,034,574)
                                                                                       -------------
  Net increase (decrease) from transactions in investors' beneficial interests.......    29,385,230
                                                                                       -------------
  Net increase (decrease) in net assets..............................................    26,730,035
                                                                                       -------------
NET ASSETS, MAY 31, 1998.............................................................   $26,730,035
                                                                                       -------------
                                                                                       -------------

(a) Commenced operations on August 15, 1996.
(b) For the period October 15, 1997 (commencement of operations) through May 31, 1998.
(c) For the period October 30, 1997 (commencement of operations) through May 31, 1998.

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

  FINANCIAL HIGHLIGHTS

- ------------------------------------------------------------------------------

                                                        RATIO TO AVERAGE
                                                         NET ASSETS (a)
                                          ---------------------------------------------
                                               NET                                                           AVERAGE
                                           INVESTMENT                         GROSS         PORTFOLIO      COMMISSION
                                          INCOME (LOSS)   NET EXPENSES      EXPENSES      TURNOVER RATE     RATE (b)
                                          -------------   -------------   -------------   -------------   -------------
 SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------
  June 1, 1997 to May 31, 1998..........       0.10%           0.75%           0.75%          54.98%        $0.0582
  November 1, 1996 to May 31, 1997......       0.22%           0.85%           0.95%          34.45%         0.0584
  August 15, 1996(c) to October 31,
    1996................................       0.50%           0.85%           1.31%          17.30%         0.0562
 SCHRODER GLOBAL GROWTH PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------
  October 15, 1997(c) to May 31, 1998...       1.18%           0.85%           6.81%          13.82%        $0.0355
 SCHRODER EM CORE PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------
  October 30, 1997(c) to May 31, 1998...       1.35%           1.45%           2.38%          22.97%        $0.0039

(a) Annualized.

(b) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.

(c) Commencement of operations.

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

 NOTES TO FINANCIAL STATEMENTS                                      MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has eight investment portfolios. Included in this report are Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio (each a "Portfolio" and collectively the "Portfolios"). Schroder U.S. Smaller Companies Portfolio is a diversified portfolio that commenced operations on August 15, 1996. Schroder Global Growth Portfolio and Schroder EM Core Portfolio are non-diversified portfolios that commenced operations on October 15, 1997 and October 30, 1997, respectively. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolios are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies.

 NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, that require management to make certain estimates and assumptions which affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the
Portfolios:

SECURITY VALUATION--Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Domestic short-term investments, having a maturity of 60 days or less, generally are valued at amortized cost which approximates market value. Foreign currency denominated short-term investments are valued at local amortized cost and then translated into U.S. dollars. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board of Trustees. Fair valued securities represented approximately 1.07% of the Schroder EM Core Portfolio's total investments at May 31, 1998.

CASH EQUIVALENTS--The Portfolios consider all balances and the related interest income in money market sweep vehicles to be cash equivalents.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date. With respect to dividends on foreign securities, certain instances may arise where a Portfolio is not notified of a dividend until after the ex-dividend date has passed. In these instances a dividend is recorded as soon as the Portfolio is informed of the dividend. Dividend income is recorded net of unrecoverable withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Schroder Global Growth Portfolio and Schroder EM Core Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio against the effect of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolios entering into offsetting commitments.

REPURCHASE AGREEMENTS--The Portfolios may invest in repurchase agreements. The Portfolios through their custodian, receive delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolios may have difficulties with the disposition of any securities held as collateral.

EXPENSE ALLOCATION--Schroder Core accounts separately for the assets and liabilities and operation of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios in proportion to each Portfolio's net assets.

ORGANIZATIONAL COSTS--Costs incurred by each Portfolio in connection with its organization are amortized on a straight line basis over a five-year period.

 NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER--Schroder Capital Management International Inc. ("SCMI") is the investment adviser to each of the Portfolios. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive from Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio an annual fee, payable monthly, of 0.60%, 0.50% and 1.00%, respectively, of each Portfolio's average daily net assets.

                                                          SCHRODER CAPITAL FUNDS

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES (CONCLUDED)

ADMINISTRATOR AND SUBADMINISTRATOR--On behalf of the Portfolios, Schroder Core has entered into an Administration Agreement with Schroder Fund Advisors Inc. ("SFA") which entitles SFA to receive from Schroder Global Growth Portfolio and Schroder EM Core Portfolio an annual fee, payable monthly, at a rate of 0.15% and 0.10%, respectively, of each Portfolio's average daily net assets. In addition, Schroder Core has entered into a Subadministration Agreement with Forum Administrative Services, LLC ("FAdS") under which FAdS is entitled to receive from Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio an annual fee, payable monthly, of 0.075% of each Portfolio's average daily net assets subject to an annual minimum of $25,000.

OTHER SERVICE PROVIDERS--Forum Accounting Services, LLC ("FAcS") performs portfolio accounting services for the Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio and is entitled to receive compensation for those services in the amounts of $36,000, $60,000 and $60,000 per year, respectively, plus certain other charges, based upon the number and types of portfolio transactions. FAcS also provides interestholder recordkeeping services to the Portfolios for which it receives, from Schroder Core, $12,000 per year per Portfolio plus certain other charges.

 NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities) for the period ended May 31, 1998 were as follows:

                                               COST OF              PROCEEDS
                                              PURCHASES            FROM SALES
                                          ------------------   ------------------
Schroder U.S. Smaller Companies
 Portfolio..............................  $      321,269,356   $      118,490,742
Schroder Global Growth Portfolio........           2,816,305              448,595
Schroder EM Core Portfolio..............          31,575,645            4,697,232

For federal income tax purposes, the tax basis of investment securities owned, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation as of May 31, 1998 were as follows:

                                                 TAX               UNREALIZED           UNREALIZED        NET APPRECIATION
                                                BASIS             APPRECIATION         DEPRECIATION        (DEPRECIATION)
                                          ------------------   ------------------   ------------------   ------------------
Schroder U.S. Smaller Companies
 Portfolio..............................  $      292,802,767   $      54,156,312    $      14,855,900    $      39,300,412
Schroder Global Growth Portfolio........           2,333,656             359,016              142,508              216,508
Schroder EM Core Portfolio..............          26,526,803           1,321,048            3,711,718           (2,390,670)

 NOTE 5. FEDERAL TAXES

The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gain and loss of the Portfolios are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Portfolios, regardless of whether such interest, dividends or gain have been distributed by the Portfolios.

Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

                                                          SCHRODER CAPITAL FUNDS

 NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                          MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 6. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

For the period ended May 31, 1998, Schroder Core's service providers voluntarily waived and/or reimbursed the following fees or expenses:

                                                                                                              EXPENSES
                                                                  FEES WAIVED                                REIMBURSED
                                                        -------------------------------                  ------------------
                                                 SCMI                 SFA                  FAdS                 SFA
                                               --------              ------              -------         ------------------
Schroder Global Growth Portfolio........  $            8,177   $            2,453   $           14,458   $          71,973
Schroder EM Core Portfolio..............             142,195                   --                2,992                  --

 NOTE 7. CONCENTRATION OF RISK

Schroder Global Growth Portfolio and Schroder EM Core Portfolio may invest more than 25% of their total assets in issuers located in any one country. To the extent that they do so, the Portfolios are susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in one country, the value of a Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. Schroder Global Growth Portfolio and Schroder EM Core Portfolio invest in countries with limited or developing capital markets. Investments in these markets may involve greater risks than investments in more developed markets.

                                                          SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS                                           MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

- -----------------------------------------------------------------
                SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCK (93.3%)
BASIC MATERIALS (3.1%)
      98,250    AMCOL International Corp.                 $     1,350,938
     110,200    Ball Corp.                                      4,346,013
      87,500    Ferro Corp.                                     2,504,688
     118,300    Galey & Lord, Inc.(a)                           2,927,925
                                                          ---------------
                                                               11,129,564
                                                          ---------------
CAPITAL GOODS/CONSTRUCTION (6.8%)
      69,800    Aeroquip-Vickers, Inc.                          4,310,150
     159,200    Aftermarket Technology Corp.(a)                 2,726,300
     128,600    Donaldson Co., Inc.                             2,805,088
      58,800    Essex International, Inc.(a)                    1,444,275
      92,200    Harsco Corp.                                    4,022,225
      97,000    Tracor, Inc.(a)                                 3,831,500
     111,400    Triangle Pacific Corp.(a)                       4,915,530
                                                          ---------------
                                                               24,055,068
                                                          ---------------
CONSUMER CYCLICAL (22.7%)
     126,000    800-JR CIGAR, Inc.(a)                           2,504,250
      96,300    American Italian Pasta Co.(a)                   3,454,763
     140,500    Bally Total Fitness Holding Corp.(a)            4,531,125
     102,900    Blyth Industries, Inc.(a)                       3,157,744
      39,200    Ethan Allen Interiors, Inc.                     1,972,250
     175,950    Fossil, Inc.(a)                                 3,403,540
      83,300    Furniture Brands International, Inc.(a)         2,457,350
     124,600    Interface, Inc.                                 4,882,763
     121,900    Knoll, Inc.(a)                                  3,847,472
     138,600    Media Arts Group, Inc.(a)                       2,694,038
     217,900    Musicland Stores Corp.(a)                       3,145,931
      54,000    Pier 1 Imports, Inc.                            1,299,375
     196,200    Pillowtex Corp.                                 9,172,350
      51,337    Promus Hotel Corp.(a)                           2,220,325
     174,600    ResortQuest International, Inc.(a)              2,651,738
      52,450    Robert Half International, Inc.(a)              2,655,281
      84,300    Ross Stores, Inc.                               3,719,738
     188,475    Sonic Corp.(a)                                  3,899,077
      92,400    Stage Stores, Inc.(a)                           4,308,150
     138,000    Stanley Furniture Co., Inc.(a)                  2,794,500
     106,200    Trans World Entertainment Corp.(a)              3,836,475
     102,500    Trendwest Resorts, Inc.(a)                      1,819,375
     188,200    WestPoint Stevens, Inc.(a)                      6,163,550
                                                          ---------------
                                                               80,591,160
                                                          ---------------
CONSUMER STAPLES (5.9%)
      80,800    Earthgrains Co.                                 4,267,250
      57,200    Henry Schein, Inc.(a)                           2,202,200
      76,900    International Home Foods, Inc.(a)               2,085,913
     142,200    Keebler Foods Co.(a)                            4,132,687
      93,600    Landry's Seafood Restaurants, Inc.(a)           2,120,630
      80,100    Richfood Holdings, Inc.                         1,957,444
      69,300    Suiza Foods Corp.(a)                            4,049,717
                                                          ---------------
                                                               20,815,841
                                                          ---------------
ENERGY (6.2%)
      32,600    Atwood Oceanics, Inc.(a)                        1,687,050

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
          SCHRODER U.S. SMALLER COMPANIES PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCK (continued)
ENERGY (continued)

      94,700    B.J. Service Co.(a)                       $     3,095,506
      50,800    Cooper Cameron Corp.(a)                         3,022,600
      85,000    Kuhlman Corp.                                   3,591,250
     178,672    Ocean Energy, Inc.(a)                           3,584,607
      99,300    Tosco Corp.                                     3,152,775
     148,900    Varco International, Inc.(a)                    3,880,705
                                                          ---------------
                                                               22,014,493
                                                          ---------------
FINANCIAL (11.8%)
     182,900    Allied Capital Corp.                            4,435,325
     116,400    AmerUs Life Holdings, Inc.                      3,724,800
      34,600    Annuity & Life Re Holdings(a)                     789,312
      73,800    Bank United Corp.                               3,690,000
      58,200    CMAC Investment Corp.                           3,521,100
      73,975    Commercial Federal Corp.                        2,464,292
      50,200    Cullen/Frost Bankers, Inc.                      2,720,213
      47,200    Duff & Phelps Credit Rating Co.                 2,714,000
      77,700    FBL Financial Group, Inc.                       2,180,455
      65,500    Fremont General Corp.                           3,745,781
      62,600    HealthCare Financial Partners, Inc.(a)          3,075,225
      80,600    Mutual Risk Management Ltd.                     2,826,038
      89,150    North Fork BanCorp, Inc.                        2,145,172
      82,639    Patriot American Hospitality, Inc.              1,978,176
      99,900    Waddell & Reed Financial, Inc.                  2,310,187
                                                          ---------------
                                                               42,320,076
                                                          ---------------
HEALTH CARE (6.1%)
     142,100    Centennial HealthCare Corp.(a)                  2,966,337
     112,500    Coventry Health Care, Inc.(a)                   1,631,250
      32,000    Express Scripts, Inc.(a)                        2,462,000
     156,700    Haemonetics Corp.(a)                            2,389,675
      69,600    Health Care & Retirement Corp.(a)               2,692,650
     135,500    Invacare Corp.                                  3,573,813
      74,500    Matria Healthcare, Inc.(a)                        302,656
      43,800    PSS World Medical, Inc.(a)                        547,500
      85,300    Protein Design Labs, Inc.(a)                    2,143,163
     106,400    Wesley Jessen VisionCare, Inc.(a)               2,872,800
                                                          ---------------
                                                               21,581,844
                                                          ---------------
TECHNOLOGY (9.6%)
     171,900    Antec Corp.(a)                                  3,292,966
     100,300    EG&G, Inc.                                      3,159,450
      70,900    Dallas Semiconductor Corp.                      2,388,443
     112,700    Evans & Sutherland Computer Corp.(a)            2,831,588
     151,600    INTERSOLV(a)                                    2,179,250
     270,100    MAPICS, Inc.(a)                                 4,760,513
     149,500    MicroTouch Systems, Inc.(a)                     2,392,000
     205,900    Pairgain Technologies, Inc.(a)                  3,217,188
          31    Structural Dynamics Research Corp.(a)                 785
     118,500    Symbol Technologies, Inc.                       4,169,718
      60,500    Thomas & Betts Corp.                            3,232,969
     108,400    Wang Laboratories, Inc.(a)                      2,601,600
                                                          ---------------
                                                               34,226,470
                                                          ---------------

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -------------------------------------------------------------------------
          SCHRODER U.S. SMALLER COMPANIES PORTFOLIO (concluded)
- -------------------------------------------------------------------------

COMMON STOCK (continued)

TRANSPORTATION/SERVICES/MISCELLANEOUS (21.1%)
      99,300    Alexandria Real Estate Equities, Inc.     $     3,146,567
     100,400    Atlas Air, Inc.(a)                              3,551,650
     102,500    C.H. Robinson Worldwide, Inc.                   2,370,312
      71,300    CNF Transportation, Inc.                        2,927,756
       7,700    CORT Business Services Corp.(a)                   301,261
     161,400    Career Education Corp.(a)                       4,014,824
      20,000    Cavanaughs Hospitality Corp.(a)                   273,750
     121,950    Comair Holdings, Inc.                           3,246,919
     128,800    Cornell Corrections, Inc.(a)                    2,833,600
     102,400    Eastern Environmental Services, Inc.(a)         2,918,400
     177,800    Group Maintenance America Corp.(a)              3,333,750
     181,100    Ha-Lo Industries, Inc.(a)                       5,602,780
     112,400    INSpire Insurance Solutions, Inc.(a)            3,674,075
     161,800    Ivex Packaging Corp.(a)                         3,751,737
      80,900    Jacor Communications, Inc.(a)                   4,277,588
     942,600    Laidlaw Environmental Services, Inc.(a)         3,652,575
      83,800    Mac-Gray Corp.(a)                               1,204,625
     134,700    Manufactured Home Communities, Inc.             3,359,081
     161,700    Mesaba Holdings, Inc.(a)                        3,516,975
     168,800    RCM Technologies, Inc.(a)                       3,502,600
      83,900    RemedyTemp, Inc.(a)                             2,443,588
     161,300    Select Appointments Holdings Public Ltd.
                  Co.                                           4,657,537
     107,300    StaffMark, Inc.(a)                              3,943,275
      93,500    Superior Services, Inc.(a)                      2,863,438
                                                          ---------------
                                                               75,368,663
                                                          ---------------

TOTAL INVESTMENTS (93.3%)
  (COST $292,812,680)                                         332,103,179

OTHER ASSETS LESS LIABILITIES (6.7%)                           23,700,242
                                                          ---------------

TOTAL NET ASSETS (100.0%)                                 $   355,803,421
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                    SCHRODER GLOBAL GROWTH PORTFOLIO
- -----------------------------------------------------------------
AUSTRALIA (2.1%)
COMMON STOCK
       3,000    Australia & New Zealand Banking Group
                  Ltd.
                  FINANCE                                 $        21,308
       1,000    Brambles Industries Ltd.
                  SERVICES                                         20,293
       6,000    Foster's Brewing Group Ltd.
                  CONSUMER NON-DURABLES                            13,040
       2,000    Woodside Petroleum Ltd.
                  MATERIALS                                        11,499
                                                          ---------------
                                                                   66,140
                                                          ---------------
BELGIUM (0.3%)
COMMON STOCK
          41    Grupo Bruxelles Lambert
                  FINANCE                                           9,016
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
              SCHRODER GLOBAL GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------
CANADA (4.8%)
COMMON STOCK
       1,690    Amber Energy, Inc.
                  ENERGY                                  $        16,551
       2,000    Inco Ltd.
                  MATERIALS                                        20,550
       1,310    National Bank of Canada
                  FINANCE                                          26,740
         640    Northern Telecom Ltd.
                  SERVICES                                         41,039
         930    Precision Drilling Corp.
                  ENERGY                                           19,495
       3,530    Stelco, Inc.
                  MATERIALS                                        28,871
                                                          ---------------
                                                                  153,246
                                                          ---------------
CHILE, REPUBLIC OF (0.5%)
COMMON STOCK
         670    Compania de Telecomunicacion de Chile SA
                  ADR
                  SERVICES                                         14,866
                                                          ---------------
FRANCE (11.0%)
COMMON STOCK
         200    Accor SA
                  SERVICES                                         54,857
         125    Alcatel Alsthom
                  CAPITAL EQUIPMENT                                26,744
         320    Canal Plus
                  SERVICES                                         58,087
         220    Elf Aquitaine
                  ENERGY                                           30,558
         250    Groupe Danone
                  CONSUMER NON-DURABLES                            67,318
         350    Suez Lyonnaise des Eaux
                  MULTI-INDUSTRY                                   59,730
         250    Vivendi
                  MULTI-INDUSTRY                                   50,228
                                                          ---------------
                                                                  347,522
                                                          ---------------
GERMANY (8.3%)
COMMON STOCK
         145    Allianz AG
                  FINANCE                                          45,872
         640    Deutsche Bank AG
                  FINANCE                                          55,140
         500    Fresenius Medical Care AG
                  MATERIALS                                        33,206
       1,220    Hoechst AG
                  MATERIALS                                        60,904
          69    Mannesmann AG
                  CAPITAL EQUIPMENT                                67,537
                                                          ---------------
                                                                  262,659
                                                          ---------------

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
              SCHRODER GLOBAL GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------
ITALY (3.7%)
COMMON STOCK
      35,040    Banca di Roma(a)
                  FINANCE                                 $        72,302
       5,920    Telecom Italia SpA
                  SERVICES                                         44,767
                                                          ---------------
                                                                  117,069
                                                          ---------------
JAPAN (7.8%)
COMMON STOCK
       1,000    Bridgestone Corp.
                  MATERIALS                                        22,805
       1,000    Credit Saison Co. Ltd.
                  FINANCE                                          20,063
       1,000    Fuji Photo Film Co.
                  CAPITAL EQUIPMENT                                33,847
       2,000    Matsushita Electric Industrial Co. Ltd.
                  CAPITAL EQUIPMENT                                31,321
       2,000    Mitsui Fudosan Co. Ltd.
                  FINANCE                                          16,180
       2,000    Sekisui House Ltd.
                  SERVICES                                         14,795
       2,000    Takeda Chemical Industries
                  CONSUMER DURABLES                                51,673
       8,000    Teijin Ltd.
                  MATERIALS                                        24,133
       1,000    Yamatake-Honeywell Co. Ltd.
                  CAPITAL EQUIPMENT                                10,104
       5,000    Yasuda Fire & Marine Insurance
                  SERVICES                                         21,578
                                                          ---------------
                                                                  246,499
                                                          ---------------
KOREA, REPUBLIC OF (1.0%)
COMMON STOCK
       3,000    Daewoo Heavy Industries
                  CAPITAL EQUIPMENT                                10,295
       1,100    LG Electronics
                  CONSUMER DURABLES                                10,317
         325    Samsung Electronics Co.
                  CONSUMER DURABLES                                12,353
                                                          ---------------
                                                                   32,965
                                                          ---------------
MEXICO (0.8%)
COMMON STOCK
       5,000    Grupo Carso SA de CV
                  MULTI-INDUSTRY                                   25,323
                                                          ---------------
NETHERLANDS (7.2%)
COMMON STOCK
       2,870    ABN Amro Holdings NV
                  SERVICES                                         69,568
         460    Aegon NV
                  FINANCE                                          36,862
         560    Baan Co. NV(a)
                  SERVICES                                         25,950
       1,340    Gucci Group NV-NY Shares
                  CONSUMER NON-DURABLES                            60,803

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
              SCHRODER GLOBAL GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

NETHERLANDS (continued)
COMMON STOCK (continued)

         350    Philips Electronics NV
                  CAPITAL EQUIPMENT                       $        33,290
                                                          ---------------
                                                                  226,473
                                                          ---------------
SINGAPORE (0.9%)
COMMON STOCK
       2,600    Development Bank of Singapore Ltd.(a)
                  FINANCE                                          15,687
       1,552    Singapore Press Holdings Ltd.
                  SERVICES                                         12,702
                                                          ---------------
                                                                   28,389
                                                          ---------------
SPAIN (3.6%)
COMMON STOCK
       3,110    Endesa SA
                  ENERGY                                           74,608
         851    Telefonica SA
                  SERVICES                                         38,075
                                                          ---------------
                                                                  112,683
                                                          ---------------
SWEDEN (1.5%)
COMMON STOCK
       1,130    Svenska Handelsbanken
                  SERVICES                                         47,619
RIGHTS
       1,130    Fastighets AB Balder(a)
                  SERVICES                                          1,097
                                                          ---------------
                                                                   48,716
                                                          ---------------
SWITZERLAND (2.8%)
COMMON STOCK
          41    Nestle SA
                  CONSUMER NON-DURABLES                            87,984
                                                          ---------------
UNITED KINGDOM (9.1%)
COMMON STOCK
       4,950    British Energy plc
                  ENERGY                                           45,609
       3,590    Cable & Wireless plc
                  SERVICES                                         40,572
       4,140    EMI Group plc
                  CONSUMER NON-DURABLES                            34,972
       3,570    Enterprise Oil plc
                  ENERGY                                           33,039
       3,140    Lloyds TSB Group plc
                  FINANCE                                          45,548
       5,510    LucasVarity plc
                  CAPITAL EQUIPMENT                                24,261
       8,600    Rolls-Royce plc(a)
                  CAPITAL EQUIPMENT                                40,917
         595    Zeneca Group plc
                  CONSUMER DURABLES                                24,151
                                                          ---------------
                                                                  289,069
                                                          ---------------

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -------------------------------------------------------------------------
              SCHRODER GLOBAL GROWTH PORTFOLIO (concluded)
- -------------------------------------------------------------------------
UNITED STATES OF AMERICA (15.2%)
COMMON STOCK
         240    Allstate Corp.
                  SERVICES                                $        22,590
         320    American Home Products Corp.
                  CONSUMER NON-DURABLES                            15,460
         275    American International Group, Inc.
                  FINANCE                                          34,048
         260    BankAmerica Corp.
                  FINANCE                                          21,499
         230    Bristol-Myers Squibb Co.
                  CONSUMER NON-DURABLES                            24,725
         375    Cisco Systems, Inc.
                  CONSUMER DURABLES                                28,359
         503    Federal Home Loan Mortgage Corp.
                  FINANCE                                          22,887
         585    Gap, Inc.
                  CONSUMER DURABLES                                31,590
         290    General Electric Co.
                  CONSUMER DURABLES                                24,179
         420    McGraw-Hill Cos., Inc.
                  SERVICES                                         32,838
         200    Merck & Co., Inc.
                  CONSUMER NON-DURABLES                            23,413
         370    Procter & Gamble Co.
                  CONSUMER NON-DURABLES                            31,057
         700    Rite Aid Corp.
                  CONSUMER NON-DURABLES                            25,068
         430    Sun Microsystems, Inc.
                  CONSUMER DURABLES                                17,227
         310    Textron, Inc.
                  CAPITAL EQUIPMENT                                22,998
         405    Travelers Group, Inc.
                  SERVICES                                         24,705
         325    United Technologies Corp.
                  CAPITAL EQUIPMENT                                30,550
         420    Wal-Mart Stores, Inc.
                  CONSUMER NON-DURABLES                            23,178
         245    Xerox Corp.
                  CAPITAL EQUIPMENT                                25,174
                                                          ---------------
                                                                  481,545
                                                          ---------------

TOTAL INVESTMENTS (80.6%)
  (COST $2,333,587)                                             2,550,164

OTHER ASSETS LESS LIABILITIES (19.4%)                             612,368
                                                          ---------------

TOTAL NET ASSETS (100.0%)                                 $     3,162,532
                                                          ---------------
                                                          ---------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
CONTRACT TO SELL

CONTRACT                            UNDERLYING FACE   UNREALIZED
  DATE       CURRENCY      UNITS    AMOUNT OF VALUE  APPRECIATION
- ---------  ------------  ---------  ---------------  ------------
 6/19/98   Japanese Yen  11,500,000    $(82,990)        $6,740

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       SCHRODER EM CORE PORTFOLIO
- -----------------------------------------------------------------
ARGENTINA (3.7%)
COMMON STOCK
      40,100    Astra Cia Argentina de Petroleo SA
                  ENERGY                                  $        65,797
       3,877    Banco de Galicia y Buenos Aires SA de CV
                  ADR
                  FINANCE                                          79,478
       8,500    Compania Naviera Perez Companc SA
                  ENERGY                                           47,113
       3,200    Cresud SA ADR(a)
                  CONSUMER NON-DURABLES                            57,000
         900    Disco SA ADR(a)
                  CONSUMER NON-DURABLES                            31,163
      17,100    IRSA Inversiones y Representaciones S.A.
                  FINANCE                                          60,905
       3,500    Telecom Argentina ADR
                  SERVICES                                        108,500
       5,700    Telefonica de Argentina SA ADR
                  SERVICES                                        185,607
      11,100    YPF Sociedad Anonima ADR
                  ENERGY                                          344,794
                                                          ---------------
                                                                  980,357
                                                          ---------------
BOTSWANA (0.5%)
COMMON STOCK
      90,000    Sechaba Ord
                  CONSUMER NON-DURABLES                           144,860
                                                          ---------------
BRAZIL (14.5%)
COMMON STOCK
       7,800    Aracruz Celulose SA ADR
                  SERVICES                                        105,300
      24,300    Centrais Electricas Brasileiras SA
                  Electrobras
                  ENERGY                                          433,104
     200,000    Cia Cimento Portland Itau
                  MATERIALS                                        36,515
      10,769    Cia Ener de Minas Gerais ADR
                  ENERGY                                          352,525
      11,200    Companhia Brasileira de Distribuicao
                  Grupo Pao de Acucar
                  CONSUMER NON-DURABLES                           261,800
       7,800    Companhia Paranaense de Energia-Copel
                  ENERGY                                           77,512
      12,400    Petrol Brasileiro SA--Petrobas
                  ENERGY                                          242,570
       8,400    Telecomunicacoes Brasileiras SA Telebras
                  ADR
                  SERVICES                                        895,650
   1,040,000    Telecomunicacoes de Sao Paulp SA--Telesp
                  SERVICES                                        153,712
     590,000    Telecomunicacoes do Parana SA--Telepar
                  SERVICES                                        212,875
     590,000    Telepar Tel Parana(a)
                  SERVICES                                         80,021
   1,040,000    Telesp Tel Sao(a)
                  SERVICES                                         62,380
       8,300    Unibanco-Uniao Banco
                  FINANCE                                         259,894

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

BRAZIL (continued)

PREFERRED STOCK
     108,000    Banco Itau SA PN
                  FINANCE                                 $        64,789
   5,540,000    Centrais Eletricas Brasileiras SA
                  Electrobras
                  ENERGY                                          184,474
      15,000    Companhia Vale do Rio Doce
                  ENERGY                                          306,473
     770,000    Petrol Brasileiro--Petrobras
                  ENERGY                                          150,626
                                                          ---------------
                                                                3,880,220
                                                          ---------------
CHILE, REPUBLIC OF (3.9%)
COMMON STOCK
      10,200    Banco BHIF
                  FINANCE                                         154,275
      10,800    Chilectra SA
                  ENERGY                                          263,026
       5,500    Compania Cervecerias Unidas SA
                  CONSUMER NON-DURABLES                           132,000
      13,200    Compania de Telecomunicacion de Chile SA
                  ADR
                  SERVICES                                        292,875
       9,900    Distribucion y Servico
                  SERVICES                                        156,544
       5,100    Quinenco SA ADR
                  SERVICES                                         48,450
                                                          ---------------
                                                                1,047,170
                                                          ---------------
CHINA, PEOPLES REPUBLIC OF (0.7%)
COMMON STOCK
       6,000    Huaneng Power International, Inc. ADR(a)
                  ENERGY                                          104,250
     120,000    Qingling Motors Co.
                  CAPITAL EQUIPMENT                                47,232
       9,000    Shanghai Industrial Holdings
                  MULTI-INDUSTRY                                   25,261
                                                          ---------------
                                                                  176,743
                                                          ---------------
CZECH REPUBLIC (1.4%)
COMMON STOCK
       2,970    SPT Telekom AS
                  SERVICES                                        381,976
                                                          ---------------
EGYPT (0.6%)
COMMON STOCK
      11,200    Commercial International Bank GDR
                  FINANCE                                         159,040
                                                          ---------------
GREECE (4.1%)
COMMON STOCK
       2,250    Alfa Credit Bank
                  FINANCE                                         234,937
       2,430    Delta Informatics SA
                  SERVICES                                        106,936
       9,400    Hellenic Bottling Co. SA
                  CONSUMER NON-DURABLES                           314,876
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

GREECE (continued)
COMMON STOCK (continued)

      10,880    Hellenic Telecommunication Organization
                  SA
                  SERVICES                                $       319,790
         864    National Bank of Greece
                  FINANCE                                         124,407
                                                          ---------------
                                                                1,100,946
                                                          ---------------
HONG KONG (3.2%)
COMMON STOCK
     244,000    Anhui Expressway Co. Ltd.
                  SERVICES                                         30,543
     223,000    Beijing Datang Power
                  MULTI-INDUSTRY                                   78,420
      38,000    Cheung Kong Infrastructure Holdings
                  CAPITAL EQUIPMENT                                84,346
     191,000    China Resources Beijing Land
                  FINANCE                                          88,735
      18,000    China Resources Enterprise Ltd.
                  FINANCE                                          21,022
      43,000    China Telecom (Hong Kong)(a)
                  SERVICES                                         76,855
      10,000    Citic Pacific Ltd.
                  FINANCE                                          24,325
      36,000    Cosco Pacific Ltd.
                  FINANCE                                          18,699
      82,400    Founder Hong Kong Ltd.
                  CAPITAL EQUIPMENT                                51,307
      57,000    Guangdong Kelon Electrical Holdings Co.
                  Ltd.
                  CONSUMER DURABLES                                54,434
      44,000    Guangnan Holdings
                  CONSUMER NON-DURABLES                            22,003
      62,000    Guangshen Railway
                  SERVICES                                          8,561
      64,000    Legend Holdings Ltd.(a)
                  CAPITAL EQUIPMENT                                22,505
      22,000    New World Development Co. Ltd.
                  MULTI-INDUSTRY                                   51,955
      44,000    New World Infrastructure(a)
                  CAPITAL EQUIPMENT                                77,790
      29,000    Ng Fung Hong Ltd.
                  CONSUMER NON-DURABLES                            24,700
     460,000    Yanzhou Coal Mining Co. Ltd.(a)
                  ENERGY                                           94,980
     125,000    Zhejiang Expressway Co. Ltd.
                  SERVICES                                         28,392
                                                          ---------------
                                                                  859,572
                                                          ---------------
HUNGARY (3.4%)
COMMON STOCK
       2,600    Gedeon Richter
                  CONSUMER NON-DURABLES                           219,830
       9,260    MOL Magyar Olaj GDR
                  ENERGY                                          211,822
      10,460    Matav RT ADR
                  SERVICES                                        292,880

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

HUNGARY (continued)
COMMON STOCK (continued)

       4,600    OTP Bank GDR
                  FINANCE                                 $       192,050
                                                          ---------------
                                                                  916,582
                                                          ---------------
INDIA (6.7%)
COMMON STOCK
       4,000    BSES Ltd. GDR(a)
                  ENERGY                                           53,500
      14,000    Grasim Industries Ltd. GDR
                  MATERIALS                                       108,850
      23,500    Great Eastern Shipping Co. GDR
                  MULTI-INDUSTRY                                  131,013
       8,000    Indian Hotels Co. Ltd. GDR(a)
                  SERVICES                                         88,500
       9,000    Indian Petrochemicals GDR
                  MATERIALS                                        38,250
       7,000    Larsen & Toubro GDR
                  MULTI-INDUSTRY                                   88,375
      25,700    Mahanagar Telephone GDR(a)
                  SERVICES                                        326,070
      18,000    Mahindra & Mahindra Ltd. GDR
                  CAPITAL EQUIPMENT                                90,000
       5,000    Ranbaxy Laboratories Ltd. GDR
                  MATERIALS                                        81,500
      27,900    Reliance Industries Ltd. GDS
                  MATERIALS                                       207,157
      22,000    State Bank of India GDR
                  FINANCE                                         305,250
         550    Tata Electric Co. GDR(b)
                  ENERGY                                          126,445
      11,500    Videsh Sanchar Nigam Ltd. GDR(a)
                  SERVICES                                        135,125
                                                          ---------------
                                                                1,780,035
                                                          ---------------
INDONESIA (1.2%)
COMMON STOCK
       3,500    Gulf Indonesia Resources Ltd.(a)
                  ENERGY                                           43,532
      15,000    PT Gudang Garam
                  CONSUMER NON-DURABLES                            11,018
      44,000    PT HM Sampoerna
                  CONSUMER NON-DURABLES                            14,795
      94,000    PT Indofoods Sukses Makmur
                  CONSUMER NON-DURABLES                            13,102
      29,000    PT Indostat ADR
                  SERVICES                                         38,367
     149,000    PT Telekomunikasi Indonesia
                  SERVICES                                         49,447
TREASURY BILLS
     138,994    Bank Indonesia Treasury Bill, 5.05%, due
                  6/1/98                                          138,994
                                                          ---------------
                                                                  309,255
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------
ISRAEL (4.9%)
COMMON STOCK
      14,930    Bank Hapoalim Ltd.
                  FINANCE                                 $        45,880
     290,300    Bank Leumi Le-Israel
                  FINANCE                                         586,256
      18,970    Blue Square-Israel Ltd.
                  CONSUMER NON-DURABLES                           275,065
       9,600    Teva Pharmaceutical Industries Ltd. ADR
                  MATERIALS                                       393,600
                                                          ---------------
                                                                1,300,801
                                                          ---------------
KOREA, REPUBLIC OF (4.8%)
COMMON STOCK
      17,000    Daewoo Heavy Industries
                  CAPITAL EQUIPMENT                                58,337
      26,323    Kookmin Bank(a)
                  FINANCE                                         129,978
       6,000    Korea Electric Power Corp.
                  ENERGY                                           60,107
      19,210    LG Electronics
                  CONSUMER DURABLES                               180,158
       3,000    LG Information & Communication Ltd.
                  CAPITAL EQUIPMENT                                70,338
       1,500    Pohang Iron & Steel Co. Ltd.(b)
                  MATERIALS                                        61,725
         123    SK Telecom Co. Ltd.(b)
                  SERVICES                                         56,700
       7,440    Samsung Display Devices Co.
                  CAPITAL EQUIPMENT                               263,770
       7,850    Samsung Electronics Co.
                  CONSUMER DURABLES                               298,383
       8,000    Samsung Heavy Industries(a)
                  CAPITAL EQUIPMENT                                48,085
      16,000    Shinhan Bank(a)
                  FINANCE                                          62,523
                                                          ---------------
                                                                1,290,104
                                                          ---------------
LUXEMBOURG (0.3%)
COMMON STOCK
       9,400    Quilmes Industrial SA ADR
                  CONSUMER NON-DURABLES                            90,475
                                                          ---------------
MALAYSIA (0.7%)
COMMON STOCK
       7,000    Berjaya Sports Toto Berhad
                  SERVICES                                         14,672
      34,000    Magnum Corp. Berhad
                  SERVICES                                         17,884
      18,000    Resorts World Berhad
                  SERVICES                                         27,887
      18,000    Tanjong PLC
                  SERVICES                                         29,762
      11,000    Telekom Malaysia Berhad
                  SERVICES                                         25,205

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

MALAYSIA (continued)
COMMON STOCK (continued)

      37,000    Tenaga Nasional Berhad
                  ENERGY                                  $        61,176
                                                          ---------------
                                                                  176,586
                                                          ---------------
MAURITIUS (0.3%)
COMMON STOCK
     135,000    State Bank of Mauritius Ltd.(a)
                  FINANCE                                          90,320
                                                          ---------------
MEXICO (12.4%)
COMMON STOCK
     120,000    Cemex SA
                  de CV
                  MATERIALS                                       494,782
     228,000    Cifra SA de CV
                  SERVICES                                        318,104
      37,000    Consorcio ARA S.A.(a)
                  CAPITAL EQUIPMENT                               142,275
     245,000    Controladora Comercial Mexicana SA de CV
                  SERVICES                                        240,108
      20,200    Desc SA de CV
                  MULTI-INDUSTRY                                  113,648
       9,600    Fomento Economico Mexica SA
                  de CV
                  CONSUMER NON-DURABLES                           319,056
      22,500    Grupo Carso SA de CV
                  MULTI-INDUSTRY                                  113,955
      17,700    Grupo Financiero Banamax Accivl SA de
                  CV(a)
                  FINANCE                                          44,170
     243,000    Grupo Financiero Bancomer
                  FINANCE                                         121,830
      94,222    Grupo Industrial Bimbo SA
                  CONSUMER NON-DURABLES                           207,340
      35,000    Grupo Industrial Saltillo SA de CV
                  MATERIALS                                       127,043
       6,400    Grupo Televisa SA(a)
                  SERVICES                                        250,000
      66,000    Sistema Argos SA de CV
                  CONSUMER NON-DURABLES                            63,335
       8,400    TV Azteca SA de CV
                  SERVICES                                        121,275
      11,300    Telefonos de Mexico SA ADS
                  SERVICES                                        536,044
       6,000    Tubos de Acero de Mexico SA ADR
                  MATERIALS                                        89,625
RIGHTS
       3,600    Cemex SA de CV(a)
                  MATERIALS                                         1,232
                                                          ---------------
                                                                3,303,822
                                                          ---------------
PAKISTAN (0.2%)
COMMON STOCK
       4,800    Hub Power Co. Ltd.
                  ENERGY                                           45,600
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------
PERU (0.9%)
COMMON STOCK
       5,800    CPT Telefonica del Peru SA ADS
                  SERVICES                                $       125,425
       7,370    Credicorp Ltd.
                  FINANCE                                         116,999
                                                          ---------------
                                                                  242,424
                                                          ---------------
PHILIPPINES (1.8%)
COMMON STOCK
     322,000    Ayala Land, Inc.
                  SERVICES                                        109,538
   1,155,000    Digital Telecommunications Philippines,
                  Inc.(a)
                  SERVICES                                         46,853
      37,000    Manila Electric Company
                  "B" Shares
                  ENERGY                                          109,242
       8,000    Philippine Long Distance Telephone Co.
                  SERVICES                                        205,391
                                                          ---------------
                                                                  471,024
                                                          ---------------
POLAND (2.3%)
COMMON STOCK
         800    Bank Przemslowo-Handlowy SA
                  FINANCE                                          59,353
      35,000    Elektrim Spolka Akcyjna SA
                  MULTI-INDUSTRY                                  460,183
      14,000    WBK Ord
                  FINANCE                                         100,258
                                                          ---------------
                                                                  619,794
                                                          ---------------
RUSSIA (2.4%)
COMMON STOCK
      13,210    Gazprom ADR
                  ENERGY                                          184,611
       4,010    Lukoil Holding ADR
                  ENERGY                                          165,118
       8,200    Pliva DD GDR
                  MATERIALS                                       134,890
       8,720    Unified Energy Systems
                  ENERGY                                          153,356
                                                          ---------------
                                                                  637,975
                                                          ---------------
SOUTH AFRICA (9.2%)
COMMON STOCK
      10,900    ABSA Group Ltd.
                  FINANCE                                          85,619
       4,400    Anglo American Corp. of South Africa
                  Ltd.
                  FINANCE                                         210,784
       3,000    Anglo American Industrial Corp.
                  MULTI-INDUSTRY                                   88,441
      28,463    Barlow Ltd.
                  MULTI-INDUSTRY                                  233,236
       7,180    Dimension Data Holdings Ltd.(a)
                  FINANCE                                          48,043
      13,000    Ellerine Holdings Ltd.
                  CONSUMER DURABLES                               111,191

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONCLUDED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

SOUTH AFRICA (continued)
COMMON STOCK (continued)

      15,000    Fedsure Holdings Ltd.
                  FINANCE                                 $       230,993
     180,900    FirstRand Ltd.
                  FINANCE                                         352,608
      27,000    Ingwe Coal Corp.
                  ENERGY                                           95,306
      26,700    LA Retail Stores Ltd.
                  CONSUMER DURABLES                                84,408
      78,000    Malbak Ltd.
                  MATERIALS                                        70,345
      39,300    Nampak Ltd.
                  MATERIALS                                       137,200
      22,800    Rembrandt Group Ltd.
                  MULTI-INDUSTRY                                  187,714
      24,600    Sasol Ltd.
                  MULTI-INDUSTRY                                  195,617
       9,200    South African Breweries Ltd.
                  MULTI-INDUSTRY                                  259,441
      15,000    South African Druggists Ltd.
                  MATERIALS                                        78,549
                                                          ---------------
                                                                2,469,495
                                                          ---------------
TAIWAN (3.8%)
COMMON STOCK
      26,000    Acer, Inc. GDR(a)
                  SERVICES                                        188,500
       6,000    Asustek Computer, Inc.(a)
                  CAPITAL EQUIPMENT                               110,251
       7,000    Fubon Insurance Co. Ltd. GDR(a)
                  FINANCE                                         127,750
      13,000    ROC Taiwan Fund
                  FINANCE                                          93,438
       9,520    Siliconware Precision Industries Co.(a)
                  ENERGY                                           78,064
       6,500    Taiwan Fund, Inc.
                  FINANCE                                          91,406
      13,300    Taiwan Semiconductor Manufacturing
                  Co.(a)
                  ENERGY                                          251,038
       8,000    Teco Electric & Machinery GDR
                  MULTI-INDUSTRY                                   86,800
                                                          ---------------
                                                                1,027,247
                                                          ---------------
THAILAND (1.1%)
COMMON STOCK
       7,000    Advanced Info Service
                  Public Co. Ltd.
                  SERVICES                                         38,129
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -------------------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (concluded)
- -------------------------------------------------------------------------

THAILAND (continued)
COMMON STOCK (continued)

      28,000    Bangkok Bank Public Co. Ltd.
                  FINANCE                                 $        57,192
      26,000    Electricity Generating
                  Public Co. Ltd.
                  ENERGY                                           41,843
      12,000    PTT Exploration & Production Public Co.
                  Ltd.
                  ENERGY                                          103,987
      31,000    Thai Farmers Bank Public Co. Ltd.
                  FINANCE                                          47,202
                                                          ---------------
                                                                  288,353
                                                          ---------------
TURKEY (0.6%)
COMMON STOCK
   3,324,675    Akbank T.A.S.
                  FINANCE                                          97,814
     234,000    Netas Telekomunik(a)
                  CAPITAL EQUIPMENT                                68,844
      15,200    Turkiye Is Bankasi (Isbank)
                  FINANCE                                             617
                                                          ---------------
                                                                  167,275
                                                          ---------------
VENEZUELA (0.5%)
COMMON STOCK
       4,100    Compania Anonima
                  SERVICES                                        126,332
                                                          ---------------
ZIMBABWE (0.2%)
COMMON STOCK
      69,000    NMBZ Holdings Ltd.
                  FINANCE                                          51,750
                                                          ---------------

TOTAL INVESTMENTS (90.3%)
  (COST $26,482,507)                                           24,136,133

OTHER ASSETS LESS LIABILITIES (9.7%)                            2,593,902
                                                          ---------------

TOTAL NET ASSETS (100.0%)                                 $    26,730,035
                                                          ---------------
                                                          ---------------

(a) Non-income producing security.

(b) Valued pursuant to methodology approved by the Board of Trustees.

ADR--American Depositary Receipts

GDR--Global Depositary Receipts

GDS--Global Depositary Shares

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

Norwest Advantage Funds
733 Marquette Avenue
Minneapolis, MN 55479-0040


Bulk Rate
U.S. Postage
PAID
Permit No. 3489
Minneapolis, MN


Shareholders Services
Minneapolis/St. Paul 1-612-667-8833
Elsewhere 1-800-338-1348

Norwest Investment Management, Inc.
Investment Adviser

Norwest Bank Minnesota, N.A.
Transfer Agent
Custodian

Forum Financial Services, Inc.
Manager and Distributor

- -C- 1998 NORWEST ADVANTAGE FUNDS 7/98

THIS REPORT IS FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY CURRENT PROSPECTUSES OF THE NORWEST ADVANTAGE FUNDS.

[LOGO] NORWEST ADVANTAGE FUNDS-Registered Trademark-

                                                                   ANNUAL REPORT


February 28, 1998       Asset Allocation Fund
                        Bond Index Fund
                        Growth Stock Fund
                        LifePath 2000 Fund/R/
                        LifePath 2010 Fund/R/
                        LifePath 2020 Fund/R/
                        LifePath 2030 Fund/R/
                        LifePath 2040 Fund/R/
                        Money Market Fund
                        S&P 500 Stock Fund
                        Short-Intermediate Term Fund
                        US Treasury Allocation Fund







                        MASTERWORKS/R/ Funds
                        Advised by Barclays Global Fund Advisors
                        Sponsored and distributed by Stephens Inc., Member NYSE/SIPC




February 29, 1998       ANNUAL Report           MASTERWORKS/R/ FUNDS

TABLE OF CONTENTS

Letter to Shareholders....................................................    1
Masterworks(R) Market Overview............................................    2
Managers Discussion and Analysis..........................................    6
MASTERWORKS FUNDS INC.
 Money Market Fund Portfolio of Investments...............................   24
 Statement of Assets and Liabilities......................................   26
 Statement of Operations..................................................   30
 Statements of Changes in Net Assets......................................   34
 Financial Highlights.....................................................   42
 Notes to the Financial Statements........................................   51
 Independent Auditors' Report.............................................   57
MASTER INVESTMENT PORTFOLIO AND MANAGED SERIES INVESTMENT TRUST PORTFOLIOS
OF INVESTMENTS
 Asset Allocation Master Portfolio........................................   59
 Bond Index Master Portfolio..............................................   79
 Growth Stock Master Portfolio............................................   83
 LifePath Master Portfolios...............................................   90
 S&P 500 Index Master Portfolio...........................................  172
 Short-Intermediate Term Master Portfolio.................................  191
 U.S. Treasury Allocation Master Portfolio................................  193
MASTER INVESTMENT PORTFOLIO AND MANAGED SERIES
INVESTMENT TRUST
 Statement of Assets and Liabilities......................................  196
 Statement of Operations..................................................  200
 Statements of Changes in Net Assets......................................  204
 Master Investment Portfolio Notes to the Financial Statements............  212
 Independent Auditors' Report.............................................  218
 Managed Series Investment Trust Notes to the Financial Statements........  219
 Independent Auditors' Report.............................................  223

TO OUR SHAREHOLDERS

  The year ended February 28, 1998, was another banner year for the domestic equity markets and a year of strong returns for the bond markets. The rally that began in 1991 for the equity markets is one of the longest sustained rallies in history, and it remains to be seen whether the markets can continue to rally during the current year. The domestic markets as a whole experienced several dips. The most significant was a one day decline of more than 6% in the Standard & Poor's 500 Index in October of 1997. But by February of 1998, the domestic markets were once again closing at record highs.

  . The U.S. stock market again led the way, posting returns of historic proportions. As measured by the Standard & Poor's 500 Index, the U.S. stock market returned 34.99%.

  . The U.S. money market, as measured by 91-day U.S. Treasury bills, returned 5.53%.

  . The U.S. bond market, as measured by the Lehman Brothers
    Government/Corporate Bond Index, returned 10.71%.

  . Foreign stock markets, as measured by the Morgan Stanley Capital
    International Europe/Australasian/Far East Index (MSCI/EAFE), returned
    15.23%.

  As we close the book on a year marked by volatility, investors should remember their long-term investment goals when making investment decisions. While one sector may look more appealing than others due to recent performance, it is important to remember that past performance is not a predictor of future returns. As market conditions change, you should maintain your long-term investment strategy if it continues to be appropriate. A hallmark of successful investors is that they stay focused on their personal financial goals and do not change investment strategies solely on the basis of short-term market swings.

  The MasterWorks(R) Funds were conceived and managed to be a straightforward, cost-effective way for you, the individual investor, to meet your long-term investment goals. We trust the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

MASTERWORKS(R) FAMILY OF FUNDS                                        APRIL 1998

MASTERWORKS(R) MARKET OVERVIEW: 12-MONTH PERIOD ENDING FEBRUARY 1998

U.S. EQUITY MARKETS

  During the 12-month period ended February 28, 1998, the domestic stock market continued its stellar performance, with the S&P 500 Index posting a total return of 34.99% for the period. For the year ended December 31, 1997, the S&P 500 Index returned 33.36% and the Dow Jones Industrial Average rose by 22.64%. These 1997 returns mark the first time that both the Dow and the S&P 500 achieved 20%-plus returns for three successive years. Once again, strong economic growth, low inflation, and solid earnings growth drove these impressive returns. This good news was tempered by two concerns that continue to nag investors as they face 1998: whether there will be a spillover effect from the economic crisis engulfing many Asian markets and whether the current bull market can keep posting returns at these historic levels.

  Buried within the strong 1997 performance figures, however, is a more complicated and volatile story. Most of 1997's strong returns occurred in the first seven months of the year. Starting in August, the market seemingly defied explanation with occasional moderate rallies interrupted by bouts of panic selling. In fact, the largest one-day point drop ever occurred on October 27 (the Dow dropping 554 points) in reaction to the crisis in the Asian securities markets. But investors reacted favorably, seeing the October trough as a buying opportunity and drove the market up 5.12% the day following the correction.

  Valuation measures, which were already setting records in 1996, set new ones in 1997. Corporate earnings rose by an estimated 13.6%, beating not only analysts' expectations but also inflation, which was the biggest worry among investors last year. Merger and acquisition activity also experienced a third consecutive record year. The financial services sector has accounted for more than 30% of all U.S. merger activity.

  Continuing the trend of the last few years, a small group of large-cap stocks led the equity market. The S&P Growth Index, which includes many of the large brand-name companies that dominated the overall market, outperformed the S&P Value Index, 36.54% versus 29.70%. But for the intermediate- and small-cap sectors, value stocks generally outperformed growth stocks. This disparity, especially during the second half of 1997, was primarily the result of earnings disappointments among technology companies, which dominate the intermediate- and small-growth sectors. The favorable interest rate environment encouraged merger activity among regional banks and securities firms on the value side, driving value and growth stocks further apart.

  The best-performing sectors in the S&P 500 Index were communications services, telephone, and utilities. The worst-performing sectors were technology and basic materials. Many investors clearly continue to expect strong earnings growth. Stocks failing to meet earnings expectations were severely punished, such as Oracle Corp., which posted December per share earnings four cents less than originally estimated, and lost 29% off its trading price in one day.

  Given the market's historic gains over the last three years, it is no surprise that many investors are uneasy about 1998. Though there are many opinions on the probable outcome, the consensus is that volatility will continue to be a factor for some time to come.

U.S. FIXED-INCOME MARKETS

  For the 12-month period ended February 28, 1998, the U.S. bond market continued to benefit from the economic backdrop of robust growth, low unemployment, and low inflation. As a result, the Lehman Government/Corporate Bond Index returned 10.71% for the period. This return is about the same as the Index's average annual compounded return since its inception in 1976.

  Long-term interest rates are now at their lowest levels since 1977, when the U.S. began regular auctions of 30-year Treasury bonds. In addition, the yield curve has flattened out significantly, with the three-month Treasury bill rising from a yield of 5.22% to 5.34% and the 30-year Treasury Bond declining from a yield of 6.80% to 5.92% over the 12-month period. This spread is at its narrowest point since March of 1990. These lower long-term yields and a flatter curve meant that long-term bonds outperformed bonds of shorter maturaties. While the two-year Treasury note returned 7.01%, the 30-year Treasury bond had a return of 18.42%.

  The Federal Reserve Board adjusted monetary policy only once in 1997, raising rates 0.25% to 5.50% in March and keeping short-term rates steady. This action was seen as preemptive, sustaining the strongest growth rate possible while maintaining low inflation.

  Declining inflation continues to be favorable for U.S. bonds. The Consumer Price Index (CPI) increased only 1.8%, the lowest increase since 1986. This seeming paradox of low inflation in the midst of strong economic growth and low unemployment can be partially attributed to higher productivity keeping unit labor costs under control and easing pressure on employers' profit margins. While Gross Domestic Product (GDP) growth has been robust, 1997 saw it trending down from 4.9% in the first quarter to 3.7% in the final quarter. The deficit has also been reduced to 1974 levels due to higher tax receipts


    MASTERWORKS(R) MARKET OVERVIEW
resulting from the strong economy. These factors have all come together to create the most favorable economic landscape in many years.

  In the investment grade U.S. bond market, the government, corporate and mortgage-backed sectors provided nominal returns of 10.65%, 10.88% and 9.63% respectively. On a duration-adjusted basis, corporate bonds underperformed government bonds and mortgage-backed securities actually had the highest returns. Within the corporate bond market, the worst-performing bonds were Yankee (U.S. dollar denominated) bonds from issuers in South Korea, Thailand, and Indonesia. Heavy debt burdens and dramatic currency devaluations resulted in downgraded credit ratings. Within the space of four weeks between November and December, South Korean bonds fell from a rating of A3/A- to Ba1/B+. All three countries' bonds are now rated at junk status.

  Looking ahead, the bond market's consensus is that the Asian turmoil should be beneficial to the U.S. economy in two respects. First, it may help decelerate U.S. growth, since U.S. exports to Asian countries are expected to decline. Second, weaker Asian currencies will cause Asian exporters to maintain low prices on goods they sell to U.S. consumers. These two factors are expected to heighten competition among U.S. producers and lessen inflationary pressures. In fact, possible deflationary pressures may lead the Fed to ease rates in the near future. The U.S. economy is in a strong economic position, but with an unfolding Asian crisis and unease about the future of U.S. stocks, it remains to be seen what 1998 holds for investors.

INTERNATIONAL EQUITY MARKETS

  The overwhelming story in international equities for 1997 was the economic crisis in Asia. But while the stocks and bonds of Southeast Asia suffered significantly, many developed European stock markets actually hit record highs in 1997 and offset the dismal performance of Asian markets. Developed non-U.S. equity markets returned 1.78% for the year according to the MSCI/EAFE Index.

  Emerging markets fared poorly, posting a decline of 14.85% for 1997 according to the IFC Investable Composite Total Return Index. Best performers in this group include Turkey, Russia, Hungary, Mexico, Portugal, and Greece, while worst performers include Thailand, Indonesia, Malaysia, Korea, and the Philippines.

  Driven by plunging currencies, slowing economies, and overwhelming debt, the Asian economic crisis was most clearly manifested in the returns of these five emerging Asian countries. However, Japan was certainly not immune to the Asian "flu" with decreased exports as well as an anemic domestic demand resulting from April's increased sales tax, Japan's equity market dropped 23.67% for the year. Coupled with a 12% annual gain of the dollar against the yen at Y130.03, Japan progressed into a position of economic weakness. Several major Japanese financial institutions closed, including Yamaichi, Japan's fourth-largest brokerage firm.

  Developed European markets posted positive returns in 1997 of 23.8%, with strongest performances coming from Switzerland, Italy and Denmark. Many European countries have trimmed budgets and taken other actions in order to comply with Maastricht guidelines, in an attempt to strengthen their economies. The UK also turned in a strong performance, reacting favorably to the newly elected Labour government's decision to allow the Bank of England to set monetary policy. Germany's high returns were driven by signs of economic growth and increased export earnings due to a weaker Deutschemark. The first addition to MSCI/EAFE, since Ireland in 1993, occurred in 1997 as Portugal was reclassified as a developed market in anticipation of its participation in next year's European Monetary Union. Portugal's market gained 47.77%.

  The IFCI Europe/Middle East/Africa region delivered a healthy 12.43% gain on equity for the year, with Turkey returning a phenomenal 117.08%, making it the worlds top-performing country. Russia, included since November in the IFCI Composite Index, gained 112.15% primarily due to economic reforms and the sale of state-owned assets. Israel, added to the Index last year, gained 24.25%. Strong earnings growth gave Hungary a return of 61.81%, and Greece finished at 37.73%, despite a negative final quarter.

  IFCI Latin America gained 29.27% for the year, even though its markets were down for the final quarter. Mexico led the region with an impressive gain of 51.58%, as investors reacted to an improving export picture. Columbia and Venezuela returned 34.45% and 27.19%, respectively. Brazil started the year out strong but lost some ground in the second half of the year due to concerns over the strength of its currency. However, Brazil still gained 25.79% on the year.

  The MSCI All-Country World Index (ACWI) Free ex-U.S., an international benchmark integrating developed and emerging equity markets, returned 21.51% in 1997, outperforming both the EAFE and the IFCI Composite indices.


    MASTERWORKS(R) MARKET OVERVIEW

ASSET ALLOCATION FUND

                                                Average Annual
PERFORMANCE AS OF 2/28/98                         Total Return
- --------------------------------------------------------------

                     One Year                            27.10%
Life of Fund (7/2/93-2/28/98)                            15.13%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's per share net asset value (NAV) grew from $12.12 on February 28, 1997, to $13.50 on February 28, 1998, and cumulative dividends from Net Investment Income for the period (3/1/97-2/28/98) were approximately $0.44 per share. Of course, past performance is no indication of future results.

While long-term bonds underperformed relative to the outstanding performance of the equity sector during the year their absolute returns were quite strong. Long-term bonds posted a respectable 18.70% return for the 12-month period ended February 28, 1998. Over the same period, the U.S. stock market, as measured by the S&P 500 Index, posted a total return of 34.99%. The Fund went through several rebalances over the year, starting with a 40/60/0 (stocks/bonds/cash) mix through May 30, 1997, and ending the period with a 70/30/0 mix. The Fund took advantage of strong performance in both the equity and bond markets, but as the spread between equity and bond returns increased, the Fund's trend was to increase its weight in equities. The Fund finished the year heavier in equities to take advantage of a record-breaking stock market.

The Fund's rebalances are driven primarily by yield spreads between the equity and bond sectors. Both equity and bond yields continued to rise in the first part of the fiscal year, but by the end of the year, equity yield measures showed greater strength. In the five months from March to July, the Fund was overweighted in bonds to varying degrees. Starting in July, the Fund started a gradual move from an overweight position in bonds to a neutral position in November and an overweighted position in equities starting in December. This rebalance allowed the Fund to take advantage of a 10% return in the equity sector.

Even with the S&P 500's performance over the past three years, investors must remember that past performance is no indication of

    MANAGERS DISCUSSION AND ANALYSIS
future returns. The Fund provides a diversified investment vehicle across asset classes and is designed to help investors take advantage of strong risk adjusted performances across asset classes while preserving the fundamental tenant of diversification. The Asset Allocation model used to manage the Fund's assets uses extensive financial data to constantly monitor expected levels of risk and return across asset classes in order to determine an optimal asset mix.

                             [GRAPH APPEARS HERE]


           ASSET ALLOCATION  S&P 500 INDEX   LIPPER BALANCED
- ------------------------------------------------------------
                 10,000        10,000.00        10,000.00
SEP-93           10,467        10,258.00        10,366.00
DEC-93           10,543        10,494.96        10,477.95
MAR-94           10,111        10,096.15        10,158.38
JUN-94            9,953        10,138.56        10,081.17
SEP-94           10,138        10,634.33        10,376.55
DEC-94           10,264        10,632.20        10,263.45
MAR-95           11,047        11,667.78        10,883.36
JUN-95           12,055        12,782.05        11,645.19
SEP-95           12,610        13,798.23        12,270.54
DEC-95           13,258        14,628.88        12,819.03
MAR-96           13,441        15,414.45        13,106.18
JUN-96           13,726        16,106.56        13,372.23
SEP-96           13,944        16,604.25        13,722.59
DEC-96           14,828        17,989.05        14,486.94
MAR-97           14,660        18,471.15        14,550.68
JUN-97           16,206        21,696.22        16,109.06
SEP-97           17,266        23,321.26        17,143.26
DEC-97           18,136        23,990.58        17,391.83
FEB-98           19,285        26,005.79        18,209.25


This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by Barclays Global Fund Advisors (BGFA).

BOND INDEX FUND

                                 Average Annual
PERFORMANCE AS OF 2/28/98          Total Return
- -----------------------------------------------
                     One Year             10.36%
Life of Fund (7/2/93-2/28/98)              6.20%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.


The Fund's per share net asset value (NAV), grew from $9.43 on February 28, 1997, to $9.73 on February 28, 1998, and cumulative dividends from Net Investment Income for the period (3/1/97-2/28/98) were approximately $0.64 per share. Of course, past performance is no indication of future results.

The Fund underperformed the Lehman Brothers Government/Corporate Bond Index by 0.35%. The main factor contributing to the tracking variance is Fund operating expenses. Other slight variances are due to portfolio sampling, in which portfolio managers approximate the Index using different referencing factors such as maturity, sector breakdowns, quality ratings and duration against the benchmark and pricing differences that occur because of varying pricing methodologies among pricing sources.

The year, starting in March 1997, began with a much-anticipated change in U.S. monetary policy. The Federal Reserve Board, after hinting at a rate hike for several months, finally raised the federal funds rate by 0.25% to 5.5% on March 25, 1997. This preemptive action was taken in order to slow the rate of economic growth and relieve inflationary pressures. This move was the only rate hike made by the Federal Reserve Board during the year ending February 28, 1998. Overall, 1997 saw a flattening of the yield curve, with increased yields on three-month Treasury bills and decreased yields on the 30-year Treasury bonds.

The U.S. bond market continued to benefit from low inflation, a vigilant Federal Reserve Board, a reduced federal deficit, and a flight to quality caused by turmoil in Asia. The performance of the bond market was one of the best in years, with the Lehman Brothers Government/ Corporate Bond Index returning 10.71% for the year ending February 28, 1998. As

    MANAGERS DISCUSSION AND ANALYSIS
long as the economy remains strong with low inflation, the bond market is expected to continue to post strong performance. Any rumors of inflation, especially after strong economic growth indicators, will cause a negative reaction in the bond market.

If interest rates rise, the price of existing bonds in the Fund will fall. Coupon payments of existing bonds in the Fund will not be impacted. New bonds added to the Fund will be purchased at higher coupon rates and higher expected yields. However, if interest rates fall, the market value of the bonds in the Fund's portfolio, and hence the value of the Fund, will rise. Coupon payments will again remain the same for existing bonds held by the Fund.

Looking ahead to the next year, the semi-annual report to Congress of Federal Reserve Chairman Alan Greenspan is a good place to start. In late February 1998, the Chairman noted that the U.S. economy has considerable momentum, and that the labor market remains tight. It is his belief that the financial tur-moil in Asia will eventually cause the U.S. economy to slow, but that the tim-ing and magnitude of the impact are unclear. Those expecting a rate cut were disappointed by his wait-and-see approach. It remains to be seen just what the next year will hold.

                             [GRAPH APPEARS HERE]


            LEHMAN BROTHERS     S&P 500 INDEX
- ---------------------------------------------
               10,000.00            10,000
SEP-93         10,332.00            10,281
DEC-93         10,302.04            10,230
MAR-94          9,977.52             9,937
JUN-94          9,853.80             9,776
SEP-94          9,903.07             9,820
DEC-94          9,939.71             9,846
MAR-95         10,434.71            10,326
JUN-95         11,110.88            10,998
SEP-95         11,323.10            11,186
DEC-95         11,850.75            11,696
MAR-96         11,573.45            11,397
JUN-96         11,627.84            11,432
SEP-96         11,832.49            11,626
DEC-96         12,194.56            11,945
MAR-97         12,095.79            11,848
JUN-97         12,515.51            12,269
SEP-97         12,934.78            12,691
DEC-97         13,364.22            13,112
FEB-98         13,527.26            13,238


This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by Barclays Global Fund Advisors (BGFA).

GROWTH STOCK FUND

                                    Average Annual
PERFORMANCE AS OF 2/28/98             Total Return
- --------------------------------------------------
                     One Year                21.61%
Life of Fund (7/2/93-2/28/98)                16.20%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's manager has voluntarily waived portions of its fees to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

The Fund's per share net asset value (NAV) grew from $14.07 at February 28, 1997, to $15.74 by February 28, 1998. Of course, past performance is no guarantee of future results.

For the year from March 1, 1997 through February 28, 1998, the stock market had another very strong year. As measured by the S&P 500 Index, the equity market had a total return of 34.99% during this period. The market was fueled in part by the performance of large cap stocks. Small cap indexes, such as the Russell 2000, which returned 22.36% for the period, did less well by comparison to large cap indexes such as the S&P 500 Index.

In 1997 financial stocks posted the best sector return as lower interest rates and industry consolidation buoyed prices for bank, insurance and credit card companies. Healthcare stocks rose as investors sought their consistent dividends. Basic materials and energy stocks underperformed expectations due to weak commodity prices and deflation fears spawned by the Asian crisis. High tech stocks also suffered in the face of concerns about the Asian crisis. By early 1998, lower interest rates kept large financial services companies on the leading edge of the market's rise, followed by health care companies. Consumer and other "cyclical" stocks out-performed the overall S&P 500, as did transportation stocks on falling energy costs. By contrast, high tech stocks lagged the benchmark S&P 500 on new Asian worries, despite upbeat earnings reports from a few key firms.

The Fund increased its investment in Bank & Finance over the past few months, from 13% to 18% of its portfolio. The Fund also invested significantly in capital goods and manufacturing, both with solid market shares and strong earnings history. Increased exposure to retail issues took advantage of increased consumer spending. In the uncertainty following the Asian

    MANAGERS DISCUSSION AND ANALYSIS
crisis, the Fund increased its cash holding, often in the form of repurchase agreements.

This year, it is expected that there will be a natural slowing of the nearly seven-year long economic expansion, and overall growth is expected to be less than in recent years. The Fund made new investments in communications equipment manufacturing and will de-emphasize energy because the price outlook is weak. With the uncertainty in Asia, the Fund will look for large cap companies with secure market positions and solid management that we expect to maintain solid growth rates. If earnings reports in 1998 demonstrate that the Asian markets have not overly affected U.S. corporate growth, the growth sector should rebound.

                             [GRAPH APPEARS HERE]

             S&P 500 INDEX    NASDAQ INDEX    GROWTH STOCK
- ----------------------------------------------------------------------
               10,000.00        10,000.00        10,000
SEP-93         10,258.00        10,836.00        11,050
DEC-93         10,494.96        11,035.38        11,340
MAR-94         10,096.15        10,561.96        10,814
JUN-94         10,138.56        10,029.64        10,320
SEP-94         10,634.33        10,858.09        11,329
DEC-94         10,632.20        10,683.27        11,632
MAR-95         11,667.78        11,610.58        12,560
JUN-95         12,782.05        13,261.61        14,541
SEP-95         13,798.23        14,825.15        16,470
DEC-95         14,628.88        14,946.72        16,080
MAR-96         15,414.45        15,646.22        17,194
JUN-96         16,106.56        16,833.77        18,830
SEP-96         16,604.25        17,429.69        18,725
DEC-96         17,989.05        18,341.26        18,024
MAR-97         18,471.15        17,356.33        15,130
JUN-97         21,696.22        20,487.07        17,777
SEP-97         23,321.26        23,948.12        20,530
DEC-97         23,990.58        22,309.51        18,685
FEB-98         26,005.79        25,153.13        20,130


This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by Barclays Global Fund Advisors (BGFA) and sub-advised by Wells Fargo Bank, N.A.

LIFEPATH ANNUAL COMMENTARY

                                                                Average Annual
PERFORMANCE AS OF 2/28/98                                         Total Return
- ------------------------------------------------------------------------------

                                     Life of Fund      Approximate
                                         (3/1/94-        Dividends
   Fund                One Year          2/28/98)        Per Share
   ----                --------      ------------      -----------
   LifePath 2000         12.32%             8.63%             $.46
   LifePath 2010         18.73%            13.30%             $.40
   LifePath 2020         24.25%            16.45%             $.33
   LifePath 2030         28.22%            18.84%             $.26
   LifePath 2040         30.95%            21.15%             $.19

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Funds are successors to the assets of the Institutional Class shares of the Stagecoach Trust LifePath Funds (the "Predecessor Funds") which commenced oper-ations on March 1, 1994. Performance information for periods prior to March 26, 1996, the Funds' commencement of operations, reflects the performance of the Predecessor Funds.

The LifePath Funds employ both strategic and tactical asset allocation techniques to manage their portfolio investments. 75% of the Fund's total asset allocation is strategic in nature, and focuses on the Fund's long-term investment allocation. The strategic allocation is determined by the tradeoff between expected returns and risks for each asset class based on the time horizon of the Fund. As each Fund nears its target date, the allocation becomes more conservative, shifting to less risky assets such as shorter-duration fixed income and money market instruments. Short-term volatility in the markets has only a small effect on a Fund's long-term strategic allocation. The progression to less risky assets is a continuous, process resulting in only minor monthly changes to the asset allocation. Forty years from now, the strategic allocation of LifePath 2040 Fund will look very similar to the strategic allocation of today's LifePath 2000 Fund.

Tactical allocation techniques are used to make up the remaining 25% of each Fund's entire investment allocation. This method attempts to take advantage of shorter-term market conditions by shifting Fund investments into assets that appear undervalued on a risk-adjusted basis. The Funds use two types of tactical allocations. The more conservative tactical approach of shifting from long duration bonds to short duration

    MANAGERS DISCUSSION AND ANALYSIS
bonds and cash plays a larger role in the LifePath 2000 Fund than in the other Funds. The LifePath 2040 Fund, for example, makes more use of the second, and more aggressive tactical allocation which shifts assets between stocks, bonds and cash.

The allocations of the Funds at the start of the period were as follows:

                    U.S. International  U.S.  Money
   Fund           Equity        Equity Bonds Market
   ----           ------ ------------- ----- ------
   LifePath 2000     14%            7%   75%     4%
   LifePath 2010     35%           11%   51%     3%
   LifePath 2020     48%           15%   35%     2%
   LifePath 2030     58%           18%   23%     1%
   LifePath 2040     70%           19%   10%     1%

In a period of strong equity returns, the Funds performed as expected. The higher-risk, equity-dominated Funds had higher returns than the Funds nearer their target dates. Nonetheless, the bond rally of the latter half of 1997 provided the shorter-term Funds with strong positive returns. Tactically, the Funds began the period underweighted to equities, relative to bonds, after 1996 saw stocks outperform bonds by 24%. As the bond market rallied and yields fell in 1997, the Funds made tactical shifts to increase the equity exposure that was becoming increasingly attractive on a relative basis. Similarly, the long bond yields fell from 6.7% to 5.8%. As the spread between bond and cash yields tightened, cash and short-duration fixed income instruments became more attractive than the long-duration bonds. The net result of these conditions was an increase in each fund's equity exposure, and a move from long-duration bonds to short-duration bonds and money market instruments. By the end of the period, the Funds' allocations were the following:

                    U.S. International  U.S.  Money
   Fund           Equity        Equity Bonds Market
   ----           ------ ------------- ----- ------
   LifePath 2000     19%            5%   51%    25%
   LifePath 2010     38%           10%   42%    10%
   LifePath 2020     55%           15%   25%     5%
   LifePath 2030     66%           19%   12%     3%
   LifePath 2040     80%           20%    0%     0%

A significant event in 1997 was the Southeast Asian currency crisis which caused large losses in the Pan-Asian markets. However, this event had little effect on the LifePath Funds. Though the international exposure is as much as 20% of the entire allocation in any one Fund, there are only minor investments in SouthEast Asia. In fact, as the Pan-Asian markets tumbled in the last three months of 1997, the LifePath Funds all posted positive returns because of high exposure to the strong U.S. equity market.

                             [GRAPH APPEARS HERE]

           LIPPER BALANCED   S&P 500 INDEX   LIFEPATH 2000
- ----------------------------------------------------------
            10,000.00          10,000.00        10,000
MAR-94       9,637.00           9,564.00         9,855
JUN-94       9,563.76           9,604.17         9,765
SEP-94       9,843.98          10,073.81         9,878
DEC-94       9,736.68          10,071.80         9,825
MAR-95      10,324.77          11,052.79        10,330
JUN-95      11,047.51          12,108.33        10,881
SEP-95      11,640.76          13,070.94        11,180
DEC-95      12,161.10          13,857.82        11,533
MAR-96      12,433.51          14,601.98        11,565
JUN-96      12,685.91          15,257.61        11,674
SEP-96      13,018.28          15,729.07        11,891
DEC-96      13,743.40          17,040.87        12,263
MAR-97      13,803.87          17,497.57        12,246
JUN-97      15,282.26          20,552.65        12,925
SEP-97      16,263.38          22,092.04        13,375
DEC-97      16,499.20          22,726.08        13,577
FEB-98      17,274.67          24,635.07        13,926


                             [GRAPH APPEARS HERE]


            LIPPER BALANCED  S&P 500 INDEX  LIFEPATH 2010
- ---------------------------------------------------------
               10,000.00       10,000.00        10,000
MAR-94          9,637.00        9,564.00         9,838
JUN-94          9,563.76        9,604.17         9,760
SEP-94          9,843.98       10,073.81         9,900
DEC-94          9,736.68       10,071.80         9,847
MAR-95         10,324.77       11,052.79        10.520
JUN-95         11,047.51       12,108.33        11,257
SEP-95         11,640.76       13,070.94        11,738
DEC-95         12,161.10       13,857.82        12,209
MAR-96         12,433.51       14,601.98        12,424
JUN-96         12,685.91       15,257.61        12,668
SEP-96         13,018.28       15,729.07        12,928
DEC-96         13,743.40       17,040.87        13,520
MAR-97         13,803.87       17,497.57        13,602
JUN-97         15,282.26       20,552.65        14,879
SEP-97         16,263.38       22,092.04        15,528
DEC-97         16,499.20       22,726.08        15,765
FEB-98         17,274.67       24,635.07        16,476


                       MANAGERS DISCUSSION AND ANALYSIS

                             [GRAPH APPEARS HERE]

           LIPPER BALANCED   S&P 500 INDEX   LIFEPATH 2020
- ----------------------------------------------------------
            10,000.00          10,000.00        10,000
MAR-94       9,637.00           9,564.00         9,810
JUN-94       9,563.76           9,604.17         9,752
SEP-94       9,843.98          10,073.81         9,916
DEC-94       9,736.68          10,071.80         9,874
MAR-95      10,324.77          11,052.79        10,636
JUN-95      11,047.51          12,108.33        11,472
SEP-95      11,640.76          13,070.94        12,057
DEC-95      12,161.10          13,857.82        12,590
MAR-96      12,433.51          14,601.98        12,909
JUN-96      12,685.91          15,257.61        13,234
SEP-96      13,018.28          15,729.07        13,521
DEC-96      13,743.40          17,040.87        14,298
MAR-97      13,803.87          17,497.57        14,408
JUN-97      15,282.26          20,552.65        16,167
SEP-97      16,263.38          22,092.04        17,056
DEC-97      16,499.20          22,726.08        17,331
FEB-98      17,274.67          24,635.07        18,383


                             [GRAPH APPEARS HERE]


            LIPPER BALANCED  S&P 500 INDEX  LIFEPATH 2030
- ---------------------------------------------------------
               10,000.00       10,000.00        10,000
MAR-94          9,637.00        9,564.00         9,711
JUN-94          9,563.76        9,604.17         9,610
SEP-94          9,843.98       10,073.81         9,878
DEC-94          9,736.68       10,071.80         9,857
MAR-95         10,324.77       11,052.79        10,682
JUN-95         11,047.51       12,108.33        11,637
SEP-95         11,640.76       13,070.94        12,300
DEC-95         12,161.10       13,857.82        12,928
MAR-96         12,433.51       14,601.98        13,305
JUN-96         12,685.91       15,257.61        13,710
SEP-96         13,018.28       15,729.07        14,025
DEC-96         13,743.40       17,040.87        14,946
MAR-97         13,803.87       17,497.57        15,080
JUN-97         15,282.26       20,552.65        17,220
SEP-97         16,263.38       22,092.04        18,284
DEC-97         16,499.20       22,726.08        18,608
FEB-98         17,274.67       24,635.07        19,938


                             [GRAPH APPEARS HERE]

           LIPPER BALANCED   S&P 500 INDEX   LIFEPATH 2040
- ----------------------------------------------------------
            10,000.00          10,000.00        10,000
MAR-94       9,637.00           9,564.00         9,652
JUN-94       9,563.76           9,604.17         9,621
SEP-94       9,843.98          10,073.81         9,977
DEC-94       9,736.68          10,071.80         9,955
MAR-95      10,324.77          11,052.79        10,829
JUN-95      11,047.51          12,108.33        11,799
SEP-95      11,640.76          13,070.94        12,564
DEC-95      12,161.10          13,857.82        13,194
MAR-96      12,433.51          14,601.98        13,739
JUN-96      12,685.91          15,257.61        14,287
SEP-96      13,018.28          15,729.07        14,640
DEC-96      13,743.40          17,040.87        15,655
MAR-97      13,803.87          17,497.57        15,892
JUN-97      15,282.26          20,552.65        18,472
SEP-97      16,263.38          22,092.04        19,645
DEC-97      16,499.20          22,726.08        19,859
FEB-98      17,274.67          24,635.07        21,534


This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by Barclays Global Fund Advisors (BGFA).

16

    MANAGERS DISCUSSION AND ANALYSIS

S&P 500 STOCK FUND

                                                 Average Annual
PERFORMANCE AS OF 2/28/98                          Total Return
- ---------------------------------------------------------------
                                        One Year         34.62%
                   Life of Fund (7/2/93-2/28/98)         22.56%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The total return for the S&P 500 Index was 34.99% over the period of 3/1/97-2/28/98. The Fund's per share net asset value (NAV) grew from $17.03 at February 28, 1997, to $22.08 by February 28, 1998, and the Fund paid a cumulative dividend from Net Investment Income of approximately $0.33 per share in dividends for the period (3/1/97--2/28/98). Of course, past performance is no guarantee of future results.

The S&P 500 Stock Fund underperformed its benchmark, the S&P 500 Index, by 0.37%. The primary cause of this tracking variance is Fund operating expenses. Other slight variances are due to excess cash held in the Fund in order to meet redemptions.

The current rally in the U.S. stock market, which started in 1991, is one of the longest rallies ever recorded. While volatility was a factor during the last year, with the market losing about 10% during the month of October 1997, the market continued to close at record highs through the month of February 1998. This strong performance was driven by large cap stocks, continuing last year's trend. The 1997 stock market was driven mostly by unexpectedly high increases in corporate earnings, which rose an estimated 13.6%, beating both inflation and analysts' expectations.

The five-year annualized total return of the S&P 500 Index for the period ending February 28, 1997 was 21.77%. The consensus in the market is that 1998 will be a year of continued but slower growth. Based on Alan Greenspan's semi-annual economic report to Congress in late February 1998, the economy is expected to experience an eventual slowdown due to the ongoing economic turmoil in Asia.

                             [GRAPH APPEARS HERE]

            S&P 500 INDEX       S&P 500 STOCK
- ---------------------------------------------
               10,000.00            10,000
SEP-93         10,258.00            10,347
DEC-93         10,494.96            10,569
MAR-94         10,096.15            10,179
JUN-94         10,138.56            10,180
SEP-94         10,634.33            10,652
DEC-94         10,632.20            10,652
MAR-95         11,667.78            11,676
JUN-95         12,782.05            12,782
SEP-95         13,798.23            13,794
DEC-95         14,628.88            14,609
MAR-96         15,414.45            15,398
JUN-96         16,106.56            16,076
SEP-96         16,604.25            16,553
DEC-96         17,989.05            17,914
MAR-97         18,471.15            18,384
JUN-97         21,696.22            21,576
SEP-97         23,321.26            23,177
DEC-97         23,990.58            23,838
FEB-98         26,005.79            25,814


This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by Barclays Global Fund Advisors (BGFA).

    MANAGERS DISCUSSION AND ANALYSIS

SHORT-INTERMEDIATE TERM FUND

                                               Average Annual
PERFORMANCE AS OF 2/28/98                        Total Return
- -------------------------------------------------------------
                     One Year                            8.51%
Life of Fund (7/2/93-2/28/98)                            5.34%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's per share net asset value (NAV), grew from $9.19 on February 28, 1997, to $9.35 on February 28, 1998, and cumulative dividends from Net Investment Income for the same period were approximately $0.60 per share. Of course, past performance is no indication of future results.

There was considerable uncertainty regarding interest rates early in the period. The bond market slumped in the first quarter of 1997 on inflation fears, prompting the Federal Reserve to tighten monetary policy with a 0.25% increase in the federal funds target rate. The markets absorbed this news at the beginning of the reporting period and gradually yields began to fall for the benchmark 30-year Treasury bond and the yield curve, which measures the spread in yields between short-term and long-term instruments, began to flatten.

The Fund decreased its allocations to Treasury securities and cash, and increased its allocations to corporate and U.S. Government agency obligations. The year ended with a corporate allocation of about 46% and an investment in Treasury notes of about 31%, with the balance in agencies and mortgage-backed securities. The Fund's exposure to corporate bonds is expected to range from about 35% to 50%.

The difference in yields between government and corporate bonds is very narrow by historical standards and narrowed gradually from April 1997 through the end of February 1998. The Fund emphasized high-quality corporate debt in an effort to gain better yield. With the spread between government and corporate bonds so narrow and the interest rate outlook so stable, we believe there is currently no particular advantage to remaining in Treasury securities.

Attractive U.S. interest rates and continued uncertainty in Asia could attract foreign investors in search of stability. In addition, Asian uncertainty has encouraged U.S. investors to invest domestically. Treasury securities, however, have not enjoyed as much benefit from

Asian flight as had been hoped. Net foreign investments into Treasury securities were lower in the fourth quarter of 1997 than in the third. As the Asian crisis deepens, there may be increased demand for Treasury issues.

Looking forward, we expect interest rates to move lower as inflation fears recede, and we may even see the Federal Reserve easing policy later in the year. Import- and producer-price deflation continues to point toward lower Consumer Price Index inflation in coming months. Declines of 0.3% in February import prices and 0.1% in producer prices left them 3.3% and 1.6%, respectively, below their levels of one year ago. Consumer-price inflation still is expected to dip to or below 1% later this year.

                             [GRAPH APPEARS HERE]

           LEHMAN BROTHERS INTERMEDIATE       SHORT-INTERMEDIATE
          GOVERNMENT/CORPORATE BOND INDEX          TERM FUND
- ------------------------------------------------------------------------
                   10,000.00                         10,000
SEP-93             10,331.00                         10,224
DEC-93             10,301.04                         10,197
MAR-94              9,978.62                          9,946
JUN-94              9,854.88                          9,861
SEP-94              9,903.17                          9,923
DEC-94              9,939.81                          9,908
MAR-95             10,434.82                         10,295
JUN-95             11,112.04                         10,806
SEP-95             11,324.28                         10,972
DEC-95             11,851.99                         11,349
MAR-96             11,574.65                         11,180
JUN-96             11,629.05                         11,218
SEP-96             11,833.72                         11,404
DEC-96             12,195.83                         11,680
MAR-97             12,182.42                         11,682
JUN-97             12,541.80                         12,022
SEP-97             12,880.43                         12,331
DEC-97             13,156.07                         12,618
FEB-98             13,317.89                         12,746


This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by Barclays Global Fund Advisors (BGFA) and sub-advised by Wells Fargo Bank, N.A.

    MANAGERS DISCUSSION AND ANALYSIS

U.S. TREASURY ALLOCATION FUND

                                                 Average Annual
PERFORMANCE AS OF 2/28/98                          Total Return
- ---------------------------------------------------------------
                                        One Year          8.18%
                   Life of Fund (7/2/93-2/28/98)          5.43%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's per share net asset value (NAV) grew from $9.24 on February 28, 1997, to $9.40 on February 28, 1998, and cumulative dividends from Net Investment Income for the period (3/1/97-2/28/98) was approximately $0.55 per share. Of course, past performance is no indication of future results.

Recently, the yield curve flattened significantly, with long-term interest rates now at their lowest levels since 1977. The interest rate decreases have helped increase the price and the market value of the Fund's portfolio investments. These factors contributed to the Fund's strong return for the year.

The Fund alters its holdings in long-term Treasury bonds, intermediate-term Treasury notes, and Treasury bills based on relative yield differences between the securities. In the past 12 months, the Fund has reallocated rather steadily out of the intermediate note sector and into the short-term money-market sector, with a 10% bond allocation being purchased this year.

The composition of the Fund's portfolio changed from a 0/80/20
(bonds/notes/bills) allocation at the beginning of the period to 17/14/69 as a result of the general flattening of the yield curve. We will continue to evaluate economic conditions and market opportunities on a daily basis, and will make changes to the Fund's allocation accordingly.

While 1997 saw a flattening of the yield curve, a downward movement was seen across all maturities in early 1998, with more movement in intermediate-term interest rates, which lost close to 14 basis points (0.14%). In February of 1998, Federal Reserve Chairman Alan Greenspan delivered his semi-annual report to Congress, and noted that the U.S. economy had considerable momentum and that the labor market remained tight. Significant economic fallout from the financial turmoil in Asia has yet to be seen in U.S. domestic markets. Investors hoping for an interest rate cut were disappointed by the Chairman's wait and see approach. The Fed's last move was a short-term rate hike of 0.25% in March 1997, raising the rate to the current target of 5.50%.

                             [GRAPH APPEARS HERE]

                     LEHMAN BROTHERS   U.S. TREASURY ALLOCATION
- ----------------------------------------------------------------
                        10,000.00                10,000
SEP-93                  10,332.00                10,601
DEC-93                  10,302.04                10,507
MAR-94                   9,977.52                10,020
JUN-94                   9,853.80                 9,843
SEP-94                   9,903.07                 9,867
DEC-94                   9,939.71                 9,841
MAR-95                  10,434.71                10,338
JUN-95                  11,110.88                10,866
SEP-95                  11,323.10                11,038
DEC-95                  11,850.75                11,359
MAR-96                  11,573.45                11,248
JUN-96                  11,627.84                11,266
SEP-96                  11,832.49                11,479
DEC-96                  12,194.56                11,792
MAR-97                  12,095.79                11,678
JUN-97                  12,515.51                12,088
SEP-97                  12,934.78                12,415
DEC-97                  13,364.22                12,670
FEB-98                  13,527.26                12,798


This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by Barclays Global Fund Advisors (BGFA).

    MANAGERS DISCUSSION AND ANALYSIS

MONEY MARKET FUND

PERFORMANCE AS OF 2/28/98                           7-Day Yield
- ---------------------------------------------------------------
                                                          5.24%

The 7-Day Yield is an annualized yield for the seven day period ended February 28, 1998. Yield reflects fluctuations in interest rates on portfolio invest-ments and Fund expenses.

Early in the period, there was considerable uncertainty regarding interest rates. The bond market slumped in the first quarter of 1997 on inflation fears. This prompted the Federal Reserve to tighten monetary policy with a 0.25% increase in the federal funds target rate. Money market yields enjoyed a boost from this increase. The general fixed income market absorbed the federal funds rate increase at the beginning of the reporting period. Yields began to fall gradually for the benchmark 30-year Treasury bond and the yield curve, which measures the spread in yields between short-term and long-term instruments, began to flatten.

Looking forward, import- and producer-price deflation continues to point toward lower Consumer Price Index inflation in coming months. Declines of 0.3% in February import prices and 0.1% in producer prices left them 3.3% and 1.6%, respectively, below their levels of one year ago. Consumer-price inflation still is expected to dip to, or below 1% later this year, even though disinflation stalled in February. Interest rates are expected to move lower as inflation fears recede, and the Federal Reserve may ease policy later in the year. If the Fed does lower rates, money market yields should decline.

There are a number of economic influences on interest rates. If the economy is expected to grow rapidly, interest rates usually move higher in anticipation of a Fed rate hike. Cash flows into money market mutual funds are another important factor. The dynamics of supply and demand as managers invest shareholders' cash can drive yields higher or drag them lower, particularly for variable rate securities.

Weighted average maturity, which is one of the measures of a fund's sensitivity to interest rate changes, is a measure of the average length of time before securities in a portfolio mature on a dollar for dollar basis. Funds with longer maturities generally are more sensitive to interest-rate fluctuations than shorter maturity funds. For the most part, the weighted average maturity for the Fund has been fairly steady and in the short-to-intermediate range of 45 to 55 days. Typically, for a money market mutual fund, managers will increase maturity to lock in higher rates or shorten maturity if they anticipate higher rates being available soon. Market forces may also make one maturity range relatively more attractive than another.

MONEY MARKET FUND--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                                YIELD TO  MATURITY
 PRINCIPAL  SECURITY NAME                       MATURITY    DATE      VALUE

            CERTIFICATES OF DEPOSIT-13.86%
 $6,000,000 Abbey National PLC                      5.55% 01/26/99 $  5,997,385
  4,000,000 Morgan Guaranty Trust Co of NY          5.80  07/28/98    3,999,371
  7,000,000 Rabobank Nederland Utrecht              6.05  03/27/98    6,999,807
  8,000,000 Societe Generale NA Inc                 5.60  01/13/99    7,997,988
                                                                   ------------
            TOTAL CERTIFICATES OF DEPOSIT                          $ 24,994,551
            COMMERCIAL PAPER-67.81%
 $3,000,000 American Express Co                     5.57% 07/28/98 $  2,930,375
  5,000,000 American Express Co                     5.47  03/27/98    4,979,487
  7,000,000 Bankers Trust New York Corp             5.37  08/17/98    6,822,492
  6,000,000 CC (USA) Inc                            5.44  04/14/98    5,959,200
  5,000,000 Commercial Bank Detroit                 6.00  03/27/98    4,999,595
  3,000,000 Delaware Funding Corp                   5.50  03/02/98    2,999,083
  3,000,000 General Electric Co                     5.62  08/03/98    2,926,940
  4,000,000 General Electric Co                     5.51  03/05/98    3,996,939
  3,000,000 Goldman Sachs Group LP                  5.54  04/06/98    2,982,919
  7,000,000 Greenwich Funding Corp                  5.50  03/12/98    6,987,166
  5,000,000 Household Finance Corp                  5.48  03/26/98    4,980,211
  7,000,000 Merrill Lynch & Co Inc                  5.49  04/15/98    6,950,895
  6,000,000 Monte Rosa Capital Corp                 5.48  04/02/98    5,969,860
  2,000,000 Morgan Guaranty Trust Co of NY          5.96  06/22/98    1,999,789
  7,000,000 Morgan Stanley Group Inc                5.72  03/03/98    6,996,663
  6,000,000 National Rural Utilities Coop Fin
             Group                                  5.67  03/05/98    5,995,275
  2,000,000 PHH Corp                                5.70  03/17/98    1,994,617
  5,000,000 Prudential Funding Corp                 5.50  04/07/98    4,970,972
  5,000,000 Sheffield Receivables Corp              5.52  03/10/98    4,992,333
  7,000,000 Sigma Finance Inc                       5.50  03/17/98    6,981,819
  4,000,000 Transamerica Corp                       5.48  03/20/98    3,987,822
  8,000,000 Unifunding Inc                          5.43  04/20/98    7,938,460
  5,000,000 USAA Capital Corp                       6.34  09/18/98    5,018,000
  8,000,000 WCP Funding Inc                         5.48  04/07/98    7,953,724
                                                                   ------------
            TOTAL COMMERCIAL PAPER                                 $122,314,636

    MONEY MARKET FUND--FEBRUARY 28, 1998

MONEY MARKET FUND--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                                          YIELD TO    MATURITY
 PRINCIPAL     SECURITY NAME                              MATURITY    DATE           VALUE

               VARIABLE & FLOATING RATE NOTES-17.18%
 $7,000,000    Australia & New Zealand Bank                5.61%      07/28/98      $  6,998,382
  7,000,000    Bank of America                             5.65       04/16/98         6,999,563
  3,000,000    Comerica Bank Detroit                       5.86       12/14/98         2,999,553
  6,000,000    Huntington National Bank                    5.86       12/09/98         5,999,323
  8,000,000    Key Bank NA                                 5.55       02/24/99         7,994,620
                                                                                    ------------

            TOTAL VARIABLE &
            FLOATING RATE NOTES                 $ 30,991,441
            TOTAL INVESTMENT
            IN SECURITIES
            (Cost
            $178,300,628)**
            (Notes 1 and 3)         98.85%       $178,300,628
            Other Assets and
            Liabilities, Net         1.15%          2,074,220
                                   ------        ------------
            TOTAL NET ASSETS       100.00%       $180,374,848
                                   ======        ============

- ------------------------------------------------------------------------------
** Cost for income tax purposes is the same as for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998

                                                           Asset        Bond
                                                      Allocation       Index
                                                            Fund        Fund
- -----------------------------------------------------------------------------
ASSETS
INVESTMENTS:
In corresponding Master Portfolio, at market value
 (Note 1)                                           $535,136,731 $93,234,121
Cash                                                           0           0
RECEIVABLES:
 Dividends and interest                                        0           0
 Fund shares sold                                        584,565   1,025,614
TOTAL ASSETS                                         535,721,296  94,259,735
LIABILITIES
PAYABLES:
 Capital shares redeemed                                 872,190     469,568
 Distribution to shareholders                                  0           0
 Due to BGI and Stephens (Note 2)                        102,964      13,745
TOTAL LIABILITIES                                        975,154     483,313
TOTAL NET ASSETS                                    $534,746,142 $93,776,422
NET ASSETS CONSIST OF:
 Paid-in capital                                     415,451,237  93,769,238
 Undistributed net investment income                      11,633      27,854
 Undistributed net realized gain (loss) on
  investments                                          8,277,532    (157,705)
 Net unrealized appreciation (depreciation) on
  investments                                        111,005,740     137,035
TOTAL NET ASSETS                                    $534,746,142 $93,776,422
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
 PER SHARE
Net Assets                                          $534,746,142 $93,776,422
Shares outstanding                                    39,600,736   9,639,098
Net asset value and offering price per share              $13.50       $9.73
- -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF ASSETS AND LIABILITIES--FEBRUARY 28, 1998


      Growth        LifePath           LifePath           LifePath          LifePath
       Stock            2000               2010               2020              2030
        Fund            Fund               Fund               Fund              Fund
- ----------------------------------------------------------
$237,048,752     $48,709,287       $112,281,705       $147,986,131       $95,139,685
           0               0                  0                  0                 0
           0               0                  0                  0                 0
     638,211          89,489            289,453            562,119           482,692
 237,686,963      48,798,776        112,571,158        148,548,250        95,622,377
     649,905          65,247            110,910            317,664           291,484
           0               0                  0                  0                 0
      23,069           2,063             24,638             33,383            21,687
     672,974          67,310            135,548            351,047           313,171
$237,013,989     $48,731,466       $112,435,610       $148,197,203       $95,309,206
 187,823,025      45,218,341         96,176,540        118,898,519        74,635,575
           0         296,411            493,415            432,225           182,142
   3,616,237         579,855          1,426,925          2,026,456           942,666
  45,574,727       2,636,859         14,338,730         26,840,003        19,548,823
$237,013,989     $48,731,466       $112,435,610       $148,197,203       $95,309,206
$237,013,989     $48,731,466       $112,435,610       $148,197,203       $95,309,206
  15,060,830       4,216,121          8,086,328          9,424,216         5,480,661
      $15.74          $11.56             $13.90             $15.73            $17.39
- ------------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998

                                                               LifePath
                                                                   2040
                                                                   Fund
- -----------------------------------------------------------------------
ASSETS
INVESTMENTS:
 In corresponding Master Portfolio, at market value
  (Note 1)                                                 $126,022,880
Cash                                                                  0
RECEIVABLES:
 Dividends and interest                                               0
 Fund shares sold                                               844,240
TOTAL ASSETS                                                126,867,120
LIABILITIES
PAYABLES:
 Capital shares redeemed                                        242,184
 Distribution to shareholders                                         0
 Due to BGI and Stephens (Note 2)                                23,595
TOTAL LIABILITIES                                               265,779
TOTAL NET ASSETS                                           $126,601,341
NET ASSETS CONSIST OF:
 Paid-in capital                                            100,227,073
 Undistributed net investment income                            112,871
 Undistributed net realized gain (loss) on investments        1,242,392
 Net unrealized appreciation (depreciation) on investments   25,019,005
TOTAL NET ASSETS                                           $126,601,341
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE PER SHARE
Net Assets                                                 $126,601,341
Shares outstanding                                            6,743,840
Net asset value and offering price per share                     $18.77
- -----------------------------------------------------------------------

* The Money Market Fund does not invest in a corresponding Master Portfolio. The cost of securities held at February 28, 1998 is the same as the market value.

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF ASSETS AND LIABILITIES--FEBRUARY 28, 1998

                                                     Short-
       Money                   S&P             Intermediate              U.S. Treasury
      Market             500 Stock                     Term                 Allocation
       Fund*                  Fund                     Fund                       Fund
- ---------------------------------------------------
$178,300,628        $2,289,098,351              $10,864,726                $47,205,989
   1,184,202                     0                        0                          0
   1,328,048                     0                        0                          0
     728,567             5,077,463                   11,865                     70,130
 181,541,445         2,294,175,814               10,876,591                 47,276,119
   1,074,827             1,518,324                   40,777                     27,005
      14,999                     0                        0                          0
     128,615               224,789                    6,656                      8,196
   1,218,441             1,743,113                   47,433                     35,201
$180,323,004        $2,292,432,701              $10,829,158                $47,240,918
 180,385,270         1,400,588,958               11,031,560                 51,263,115
           0             5,418,488                    5,331                     10,984
     (62,266)           39,740,087                 (337,657)                (4,156,223)
           0           846,685,168                  129,924                    123,042
$180,323,004        $2,292,432,701              $10,829,158                $47,240,918
$180,323,004        $2,292,432,701              $10,829,158                $47,240,918
 180,384,775           103,804,455                1,158,793                  5,025,964
       $1.00                $22.08                    $9.35                      $9.40
- ---------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998

                                                             Asset       Bond
                                                        Allocation      Index
                                                              Fund       Fund
- -----------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER PORTFOLIO
 Dividends                                            $  4,137,500 $        0
 Interest                                               14,861,341  7,263,140
 Expenses                                              (1,616,380)   (85,259)
 NET INVESTMENT INCOME (LOSS) ALLOCATED FROM
  MASTER PORTFOLIO                                      17,382,461  7,177,881
EXPENSES (NOTE 2)
 Administration fees                                     1,844,243    158,187
 Advisory fees                                                   0          0
TOTAL EXPENSES                                           1,844,243    158,187
Less:
 Waived fees                                                     0          0
Net expenses                                             1,844,243    158,187
NET INVESTMENT INCOME (LOSS)                            15,538,218  7,019,694
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 ALLOCATED FROM MASTER PORTFOLIOS
 Net realized gain (loss) on sale of investments        43,346,185    835,418
 Net change in unrealized appreciation (depreciation)
  of investments                                        54,041,438  1,840,981
NET GAIN (LOSS) ON INVESTMENTS                          97,387,623  2,676,399
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                           $112,925,841 $9,696,093
- -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE YEAR ENDED FEBRUARY 28, 1998


     Growth        LifePath            LifePath            LifePath            LifePath
      Stock            2000                2010                2020                2030
       Fund            Fund                Fund                Fund                Fund
- ----------------------------------------------------
$   334,093      $  180,123         $   812,021         $ 1,472,279         $ 1,032,790
    754,929       2,120,407           3,114,732           2,593,988             929,053
(1,354,587)       (252,821)           (535,368)           (692,337)           (403,587)
  (265,565)       2,047,709           3,391,385           3,373,930           1,558,256
    405,996         183,550             388,764             502,717             293,010
          0               0                   0                   0                   0
    405,996         183,550             388,764             502,717             293,010
     45,153               0                   0                   0                   0
    360,843         183,550             388,764             502,717             293,010
  (626,408)       1,864,159           3,002,621           2,871,213           1,265,246
  9,338,409       1,498,004           4,019,123           5,546,369           2,589,572
 35,007,522       1,944,125           9,867,032          19,345,820          14,546,285
 44,345,931       3,442,129          13,886,155          24,892,189          17,135,857
$43,719,523      $5,306,288         $16,888,776         $27,763,402         $18,401,103
- ---------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998

                                                                      LifePath
                                                                          2040
                                                                          Fund
- ------------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER PORTFOLIO
 Dividends                                                         $ 1,485,113
 Interest                                                              372,092
 Expenses                                                            (513,622)
 NET INVESTMENT INCOME (LOSS) ALLOCATED FROM
  MASTER PORTFOLIO                                                   1,343,583
EXPENSES (NOTE 2)
 Administration fees                                                   372,862
 Advisory fees                                                               0
TOTAL EXPENSES                                                         372,862
Less:
 Waived fees                                                                 0
Net expenses                                                           372,862
NET INVESTMENT INCOME (LOSS)                                           970,721
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM
 MASTER PORTFOLIOS
 Net realized gain (loss) on sale of investments                     5,450,601
 Net change in unrealized appreciation (depreciation) of
  investments                                                       18,871,946
NET GAIN (LOSS) ON INVESTMENTS                                      24,322,547
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $25,293,268
- ------------------------------------------------------------------------------

 * The Money Market Fund does not have a corresponding Master Portfolio. All interest is derived from securities held by the Fund.

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE YEAR ENDED FEBRUARY 28, 1998


      Money                S&P            Short-Intermediate            U.S. Treasury
     Market          500 Stock                          Term               Allocation
      Fund*               Fund                          Fund                     Fund
- -----------------------------------------------
$         0       $ 28,793,187                      $      0               $        0
 10,264,768          6,042,629                       782,050                2,998,572
          0           (897,051)                      (50,170)                (136,672)
 10,264,768         33,938,765                       731,880                2,861,900
    179,427          2,698,151                        20,045                  182,037
    630,279                  0                             0                        0
    809,706          2,698,151                        20,045                  182,037
          0                  0                             0                        0
    809,706          2,698,151                        20,045                  182,037
  9,455,062         31,240,614                       711,835                2,679,863
    (4,762)         67,662,285                       (82,340)                 497,222
          0        444,494,109                       250,239                  384,199
    (4,762)        512,156,394                       167,899                  881,421
$ 9,450,300       $543,397,008                      $879,734               $3,561,284
- --------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        Asset Allocation Fund
                                          ------------------------------------
                                                    For the            For the
                                                 Year Ended         Year Ended
                                          February 28, 1998  February 28, 1997
- -------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                 $  15,538,218      $  17,275,336
 Net realized gain (loss) on sale of
  investments                                    43,346,185         38,140,198
 Net change in unrealized appreciation
  (depreciation) of investments                  54,041,438         (1,289,056)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      112,925,841         54,126,478
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                     (15,569,560)       (17,247,080)
 From net realized gain (loss) on sale of
  investments                                   (45,241,548)       (26,664,455)
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                      142,241,923        154,834,083
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                  60,810,816         44,837,891
 Cost of shares redeemed                       (152,006,433)      (176,232,020)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE
 TRANSACTIONS                                    51,046,306         23,439,954
INCREASE (DECREASE) IN NET ASSETS               103,161,039         33,654,897
NET ASSETS:
Beginning net assets                            431,585,103        397,930,206
ENDING NET ASSETS                             $534,746,142       $ 431,585,103
SHARES ISSUED AND REDEEMED:
 Shares sold                                     11,061,652         12,906,366
 Shares issued in reinvestment of
  dividends and distributions                     4,795,265          3,754,997
 Shares redeemed                                (11,869,232)       (14,682,595)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                      3,987,685          1,978,768
- -------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


                    Bond Index Fund                     Growth Stock Fund
- ------------------------------------  ------------------------------------
          For the            For the            For the            For the
       Year Ended         Year Ended         Year Ended         Year Ended
February 28, 1998  February 28, 1997  February 28, 1998  February 28, 1997
- -------------------------------------------------------
     $  7,019,694       $  6,188,613     $     (626,408)     $    (920,167)
          835,418           (257,556)         9,338,409         15,318,009
        1,840,981         (1,931,019)        35,007,522        (25,141,390)
        9,696,093          4,000,038         43,719,523        (10,743,548)
      (7,045,500)         (6,134,953)                 0                  0
                0                  0        (17,881,314)        (3,202,048)
       45,025,402        115,659,105        135,070,663        170,007,270
        7,037,685          6,438,762         17,881,293          3,202,048
     (90,406,487)        (48,583,524)     (154,994,318)       (124,629,401)
     (38,343,400)         73,514,343        (2,042,362)         48,579,917
     (35,692,807)         71,379,428         23,795,847         34,634,321
      129,469,229         58,089,801        213,218,142        178,583,821
     $ 93,776,422       $129,469,229     $  237,013,989      $ 213,218,142
        4,679,516         12,158,949          8,923,264         10,851,913
          738,294            680,187          1,247,823            208,331
      (9,514,575)         (5,119,468)       (10,266,097)        (7,988,397)
      (4,096,765)          7,719,668           (95,010)          3,071,847
- ---------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                      LifePath 2000 Fund               LifePath 2010 Fund
                          -------------------------------  -------------------------------
                                              Period from                      Period from
                                           March 26, 1996                   March 26, 1996
                               For the      (Commencement       For the      (Commencement
                            Year Ended  of Operations) to    Year Ended  of Operations) to
                          February 28,       February 28,  February 28,       February 28,
                                  1998               1997          1998               1997
- -------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income
  (loss)                  $  1,864,159       $  1,403,756  $  3,002,621       $  2,005,706
 Net realized gain
  (loss) on sale of
  investments                1,498,004            162,746     4,019,123            656,791
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments                1,944,125            692,734     9,867,032          4,471,698
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS             5,306,288          2,259,236    16,888,776          7,134,195
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income                    (1,873,768)        (1,097,736)   (2,934,746)        (1,580,166)
 From net realized gain
  (loss) on sale of
  investments               (1,080,895)                 0    (3,244,853)                 0
CAPITAL SHARE
 TRANSACTIONS:
 Proceeds from shares
  sold                      29,570,107         64,429,732    50,184,554        113,729,167
 Net asset value of
  shares issued in
  reinvestment of
  dividends and
  distributions              2,954,663          1,095,909     6,179,586          1,576,451
 Cost of shares redeemed   (32,722,692)       (20,109,378)  (41,841,291)       (33,656,063)
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM CAPITAL SHARE
 TRANSACTIONS                 (197,922)        45,416,263    14,522,849         81,649,555
INCREASE (DECREASE) IN
 NET ASSETS                  2,153,703         46,577,763    25,232,026         87,203,584
NET ASSETS:
Beginning net assets        46,577,763                  0    87,203,584                  0
ENDING NET ASSETS         $ 48,731,466       $ 46,577,763  $112,435,610       $ 87,203,584
SHARES ISSUED AND
 REDEEMED:
 Shares sold                 2,609,621          6,021,502     3,799,100          9,702,222
 Shares issued in
  reinvestment of
  dividends                    263,425            102,561       470,053            133,390
 Shares redeemed            (2,902,215)        (1,878,773)   (3,183,053)        (2,835,384)
NET INCREASE (DECREASE)
 IN SHARES OUTSTANDING         (29,169)         4,245,290     1,086,100          7,000,228
- -------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


            LifePath 2020 Fund                 LifePath 2030 Fund               LifePath 2040 Fund
- --------------------------------  --------------------------------  -------------------------------
                     Period from                       Period from                      Period from
     For the      March 26, 1996        For the     March 26, 1996       For the     March 26, 1996
  Year Ended       (Commencement     Year Ended      (Commencement    Year Ended      (Commencement
February 28,   of Operations) to   February 28,  of Operations) to  February 28,  of Operations) to
        1998   February 28, 1997           1998  February 28, 1997          1998  February 28, 1997
- ----------------------------------------------------------------------------------------------------
$  2,871,213        $  1,938,192   $  1,265,246       $    814,543  $    970,721       $    686,259
   5,546,369           1,202,749      2,589,572            645,645     5,450,601            847,438
  19,345,820           7,494,183     14,546,285          5,002,538    18,871,946          6,147,059
  27,763,402          10,635,124     18,401,103          6,462,726    25,293,268          7,680,756
  (2,828,349)         (1,548,831)    (1,235,853)          (661,794)     (981,497)          (562,612)
  (4,577,018)           (145,644)    (2,146,403)          (146,148)   (5,040,363)           (15,284)
  62,320,047         147,132,963     48,861,763         70,729,578    85,516,198         87,726,379
   7,405,367           1,545,026      3,382,255            804,134     6,021,811            561,376
 (47,300,299)        (52,204,585)   (30,529,151)       (18,613,004)  (53,683,581)       (25,915,110)
  22,425,115          96,473,404     21,714,867         52,920,708    37,854,428         62,372,645
  42,783,150         105,414,053     36,733,714         58,575,492    57,125,836         69,475,505
 105,414,053                   0     58,575,492                  0    69,475,505                  0
$148,197,203        $105,414,053   $ 95,309,206       $ 58,575,492  $126,601,341       $ 69,475,505
   4,313,443          11,957,914      3,096,468          5,498,688     4,987,356          6,394,187
     509,421             123,825        214,342             61,161       355,815             40,724
 (3,266,331)          (4,214,056)   (1,965,323)         (1,424,675)  (3,168,342)         (1,865,900)
   1,556,533           7,867,683      1,345,487          4,135,174     2,174,829          4,569,011
- ----------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                         Money Market Fund
                                       ------------------------------------
                                                 For the            For the
                                              Year Ended         Year Ended
                                       February 28, 1998  February 28, 1997
- ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)              $   9,455,062      $   8,103,742
 Net realized gain (loss) on sale of
  investments                                     (4,762)             1,533
 Net change in unrealized appreciation
  (depreciation) of investments                        0                  0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     9,450,300          8,105,275
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                   (9,455,062)        (8,103,742)
 From net realized gain (loss) on sale
  of investments                                       0                  0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                   219,618,386        176,002,509
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                9,251,485          7,951,900
 Cost of shares redeemed                    (225,588,287)      (163,761,261)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARES
 TRANSACTIONS                                  3,281,584         20,193,148
INCREASE (DECREASE) IN NET ASSETS              3,276,822         20,194,681
NET ASSETS:
Beginning net assets                         177,046,182        156,851,501
ENDING NET ASSETS                          $ 180,323,004      $ 177,046,182
SHARES ISSUED AND REDEEMED:
 Shares sold                                 219,618,386        176,002,509
 Shares issued in reinvestment of
  dividends and distributions                  9,251,485          7,951,876
 Shares redeemed                            (225,588,287)      (163,761,261)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                   3,281,584         20,193,124
- ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


                  S&P 500 Stock Fund         Short-Intermediate Term Fund
- -------------------------------------  -----------------------------------
           For the            For the           For the            For the
        Year Ended         Year Ended        Year Ended         Year Ended
 February 28, 1998  February 28, 1997  February 28 1998  February 28, 1997
- -------------------------------------------------------
    $   31,240,614     $   23,815,692       $   711,835        $   846,293
        67,662,285         21,513,935           (82,340)           (86,579)
       444,494,109        219,020,476           250,239           (214,500)
       543,397,008        264,350,103           879,734            545,214
       (30,121,261)       (22,785,673)         (715,413)          (840,943)
       (39,697,846)       (16,780,931)                0                  0
       859,737,151        539,066,703         2,637,312          4,322,741
        69,792,808         25,515,514           715,374            909,344
      (533,699,383)      (249,037,913)       (5,741,426)        (5,586,461)
       395,830,576        315,544,304        (2,388,740)          (354,376)
       869,408,477        540,327,803        (2,224,419)          (650,105)
     1,423,024,224        882,696,421        13,053,577         13,703,682
    $2,292,432,701     $1,423,024,224       $10,829,158        $13,053,577
        44,359,193         35,425,415           283,682            468,606
         3,561,316          1,696,159            77,304             98,728
       (27,667,316)       (16,520,854)         (621,841)          (606,156)
        20,253,193         20,600,720          (260,855)           (38,822)
- ---------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                             U.S. Treasury Allocation Fund
                                       ------------------------------------
                                                 For the            For the
                                              Year Ended         Year Ended
                                       February 28, 1998  February 28, 1997
- ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)               $  2,679,863       $  3,002,841
 Net realized gain (loss) on sale of
  investments                                    497,222           (142,717)
 Net change in unrealized appreciation
  (depreciation) of investments                  384,199           (507,060)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     3,561,284          2,353,064
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                   (2,677,544)        (2,994,176)
 From net realized gain (loss) on sale
  of investments                                (122,957)                 0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                    13,761,242         12,235,270
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                2,800,446          3,193,414
 Cost of shares redeemed                     (17,623,970)       (18,877,292)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARES
 TRANSACTIONS                                 (1,062,282)        (3,448,608)
INCREASE (DECREASE) IN NET ASSETS               (301,499)        (4,089,720)
NET ASSETS:
Beginning net assets                          47,542,417         51,632,137
ENDING NET ASSETS                           $ 47,240,918       $ 47,542,417
SHARES ISSUED AND REDEEMED:
 Shares sold                                   1,474,632          1,321,414
 Shares issued in reinvestment of
  dividends and distributions                    301,293            346,020
 Shares redeemed                              (1,897,079)        (2,042,217)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                    (121,154)          (374,783)
- ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       Asset Allocation Fund
                          -----------------------------------------------------------------------
                                                                                      Period From
                                                                                          July 2,
                                                                                             1993
                                                                                       (Commence-
                                                                                          ment of
                            Year Ended    Year Ended    Year Ended    Year Ended   Operations) to
                          February 28,  February 28,  February 29,  February 28,     February 28,
                                  1998          1997          1996          1995             1994
- --------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $12.12        $11.83         $9.93        $10.19           $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                          0.44          0.47          0.40          0.44             0.23
 Net realized and
  unrealized gain (loss)
  on investments                  2.68          1.02          1.90         (0.14)            0.28
TOTAL FROM INVESTMENT
 OPERATIONS                       3.12          1.49          2.30          0.30             0.51
LESS DISTRIBUTIONS:
 From net investment
  income                         (0.44)        (0.47)        (0.40)        (0.44)           (0.23)
 From net realized gains         (1.30)        (0.73)         0.00         (0.12)           (0.09)
TOTAL DISTRIBUTIONS              (1.74)        (1.20)        (0.40)        (0.56)           (0.32)
NET ASSET VALUE, END OF
 PERIOD                         $13.50        $12.12        $11.83         $9.93           $10.19
TOTAL RETURN (NOT
 ANNUALIZED)                     27.10%        13.09%        23.54%         3.28%            5.14%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)                $534,746      $431,585      $397,930      $293,696         $217,140
 Number of shares out-
  standing, end of pe-
  riod (000)                    39,601        35,613        33,634        29,585           21,303
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net
  assets(/1/)                     0.75%         0.75%         0.75%         0.75%            0.79%
 Ratio of net investment
  income (loss) to
  average net
  assets(/2/)                     3.37%         3.95%         3.62%         4.62%            3.47%
 Portfolio turnover                 --            --            --            24%*             33%
- --------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                       N/A           N/A           N/A          0.76%            0.80%
(2) Ratio of net
    investment income
    (loss) to average
    net assets prior to
    waived fees and
    reimbursed expenses            N/A           N/A           N/A          4.61%            3.46%
- --------------------------------------------------------------------------------------------------

  * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio. Portfolio turnover after May 26, 1994 is reported by the Master Portfolio.
  + Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.

    FINANCIAL HIGHLIGHTS


                                                    Bond Index Fund
- ---------------------------------------------------------------------------
                                                                 Period From
                                                                     July 2,
                                                                        1993
                                                                  (Commence-
                                                                     ment of
   Year Ended     Year Ended    Year Ended    Year Ended      Operations) to
 February 28,   February 28,  February 29,  February 28,        February 28,
         1998           1997          1996          1995                1994
- ----------------------------------------------
       $9.43           $9.66         $9.20            $9.76           $10.00
        0.64            0.63          0.64          0.64                0.38
        0.30           (0.23)         0.46         (0.56)              (0.24)
        0.94            0.40          1.10              0.08            0.14
       (0.64)          (0.63)        (0.64)        (0.64)              (0.38)
        0.00            0.00          0.00          0.00                0.00
       (0.64)         (0.63)         (0.64)           (0.64)           (0.38)
       $9.73           $9.43         $9.66            $9.20            $9.76
       10.36%           4.32%        12.17%             1.12%           1.38%
     $93,776        $129,469       $58,090       $18,593             $14,899
       9,639          13,736         6,016         2,020               1,526
        0.23%           0.23%         0.23%         0.23%               0.31%
        6.66%           6.69%         6.67%         7.08%               5.88%
          --              --            --            14%*                20%
- -----------------------------------------------------------------------------
         N/A            0.32%         0.53%         0.71%               0.32%
         N/A            6.60%         6.37%         6.61%               5.87%
- -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            Growth Stock Fund
                           --------------------------------------------------------------------------
                                                                                          Period From
                                                                                              July 2,
                                                                                                 1993
                                                                                           (Commence-
                                                                                              ment of
                             Year Ended     Year Ended     Year Ended     Year Ended   Operations) to
                           February 28,   February 28,   February 29,   February 28,     February 28,
                                   1998           1997           1996           1995             1994
- -------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD             $14.07         $14.78         $11.64         $11.52           $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                         (0.04)          (0.06)         (0.01)          0.00            (0.01)
 Net realized and
  unrealized gain (loss)
  on investments                   2.96          (0.43)          4.82           0.19             1.86
TOTAL FROM INVESTMENT
 OPERATIONS                        2.92          (0.49)          4.81           0.19             1.85
LESS DISTRIBUTIONS:
 From net investment
  income                           0.00           0.00          (0.01)          0.00             0.00
 From net realized gains          (1.25)         (0.22)         (1.66)         (0.07)           (0.33)
TOTAL DISTRIBUTIONS               (1.25)         (0.22)         (1.67)         (0.07)           (0.33)
NET ASSET VALUE, END OF
 PERIOD                          $15.74         $14.07         $14.78         $11.64           $11.52
TOTAL RETURN (NOT
 ANNUALIZED)                      21.61%         (3.46)%        42.10%          1.70%           18.65%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of
  period (000)                 $237,014       $213,218       $178,584        $96,925          $45,443
 Number of shares
  outstanding, end of
  period (000)                   15,061         15,156         12,084          8,330            3,945
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net assets(/1/)          0.78%          0.76%          0.76%          0.76%            0.80%
 Ratio of net investment
  income (loss) to
  average net assets(/2/)         (0.28)%        (0.41)%        (0.12)%        (0.02)%          (0.18)%
Portfolio turnover                   --             --             --             27%*            104%
- -------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                       0.80%          0.81%          0.86%          0.87%            0.80%
(2) Ratio of net
    investment income
    (loss) to average net
    assets prior to
    waived fees and
    reimbursed expenses           (0.30)%        (0.46)%        (0.22)%       (0.12)%           (0.18)%
- -------------------------------------------------------------------------------------------------------

   * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio. Portfolio turnover after May 26, 1994 is reported by the Master Portfolio.
   + Annualized for periods of less than one year. These ratios include ex-penses charged to the corresponding Master Portfolio.

    FINANCIAL HIGHLIGHTS


         LifePath 2000 Fund            LifePath 2010 Fund            LifePath 2020 Fund            LifePath 2030 Fund
- ----------------------------  ----------------------------  ----------------------------  ----------------------------
                 Period From                   Period From                   Period From                   Period From
              March 26, 1996                March 26, 1996                March 26, 1996                March 26, 1996
                  (Commence-                    (Commence-                    (Commence-                    (Commence-
                     ment of                       ment of                       ment of                       ment of
  Year Ended  Operations) to    Year Ended  Operations) to    Year Ended  Operations) to    Year Ended  Operations) to
February 28,    February 28,  February 28,    February 28,  February 28,    February 28,  February 28,     February 28
        1998            1997          1998            1997          1998            1997          1998            1997
- ---------------------------------------------------------------
      $10.97          $10.55        $12.46          $11.44        $13.40          $11.97        $14.17          $12.39
        0.46            0.39          0.40            0.33          0.33            0.29          0.26            0.23
        0.85            0.35          1.87            0.96          2.84            1.40          3.65            1.79
        1.31            0.74          2.27            1.29          3.17            1.69          3.91            2.02
       (0.46)          (0.32)        (0.40)          (0.27)        (0.33)          (0.24)        (0.26)          (0.20)
       (0.26)           0.00         (0.43)           0.00         (0.51)          (0.02)        (0.43)          (0.04)
       (0.72)          (0.32)        (0.83)          (0.27)        (0.84)          (0.26)        (0.69)          (0.24)
      $11.56          $10.97        $13.90          $12.46        $15.73          $13.40        $17.39          $14.17
       12.32%           7.00%        18.73%          11.98%        24.25%          15.06%        28.22%          17.37%
     $48,731         $46,578      $112,436         $87,204      $148,197        $105,414       $95,309         $58,575
       4,216           4,245         8,086           7,000         9,424           7,868         5,481           4,135
        0.95%           0.95%         0.95%           0.95%         0.95%           0.95%         0.95%           0.95%
        4.06%           4.21%         3.09%           3.26%         2.28%           2.57%         1.72%           2.05%
          --              --            --              --            --              --            --              --
- -----------------------------------------------------------------------------------------------------------------------
         N/A             N/A           N/A             N/A           N/A             N/A           N/A             N/A
         N/A             N/A           N/A             N/A           N/A             N/A           N/A             N/A
- -----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           LifePath 2040 Fund
                                               -------------------------------
                                                                   Period From
                                                                March 26, 1996
                                                                 (Commencement
                                                 Year Ended  of Operations) to
                                               February 28,       February 28,
                                                       1998               1997
- -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $15.21             $12.91
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                          0.18               0.18
 Net realized and unrealized gain (loss) on
  investments                                          4.41               2.27
TOTAL FROM INVESTMENT OPERATIONS                       4.59               2.45
LESS DISTRIBUTIONS:
 From net investment income                           (0.19)             (0.15)
 From net realized gains                              (0.84)              0.00
TOTAL DISTRIBUTIONS                                   (1.03)             (0.15)
NET ASSET VALUE, END OF PERIOD                       $18.77             $15.21
TOTAL RETURN (NOT ANNUALIZED)                         30.95%             20.47%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)                   $126,601            $69,476
 Number of shares outstanding, end of period
  (000)                                               6,744              4,569
RATIOS TO AVERAGE NET ASSETS+:
 Ratio of expenses to average net assets(/1/)          0.95%              0.95%
 Ratio of net investment income to average net
  assets(/2/)                                          1.04%              1.46%
Portfolio turnover                                       --                --
- -------------------------------------------------------------------------------
(1) Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses                                  N/A                N/A
(2) Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses                         N/A                N/A
- -------------------------------------------------------------------------------

   + Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio (except for the Money Market
     Fund).

    FINANCIAL HIGHLIGHTS



                                                     Money Market Fund
- ---------------------------------------------------------------------------
                                                                Period From
                                                               July 2, 1993
                                                              (Commencement
  Year Ended      Year Ended    Year Ended    Year Ended  of Operations) to
February 28,    February 28,  February 29,  February 28,       February 28,
        1998            1997          1996          1995               1994
- -------------------------------------------------------
       $1.00           $1.00         $1.00         $1.00              $1.00
        0.05            0.05          0.05          0.04               0.02
        0.00            0.00          0.00          0.00               0.00
        0.05            0.05          0.05          0.04               0.02
       (0.05)          (0.05)        (0.05)        (0.04)             (0.02)
        0.00            0.00          0.00          0.00               0.00
       (0.05)          (0.05)        (0.05)        (0.04)             (0.02)
       $1.00           $1.00         $1.00         $1.00              $1.00
        5.35%           5.10%         5.60%         4.40%              1.81%
    $180,375        $177,046      $156,852      $147,269            $81,649
     180,437         177,103       156,910       147,280             81,648
        0.45%           0.45%         0.45%         0.45%              0.49%
        5.23%           4.96%         5.44%         4.44%              2.77%
         N/A             N/A           N/A           N/A                N/A
- ----------------------------------------------------------------------------
         N/A            0.48%         0.49%         0.57%              0.50%
         N/A            4.93%         5.40%         4.32%              2.76%
- ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                              S&P 500 Stock Fund
                          ---------------------------------------------------------------------------
                                                                                          Period From
                                                                                         July 2, 1993
                                                                                        (Commencement
                            Year Ended    Year Ended    Year Ended    Year Ended   of Operations) to
                          February 28,  February 28,  February 29,  February 28,         February 28,
                                  1998          1997          1996          1995                 1994
- ------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $17.03        $14.02        $10.83        $10.50               $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                          0.33          0.32          0.31          0.27                 0.16
 Net realized and
  unrealized gain (loss)
  on investments                  5.46          3.23          3.36          0.41                 0.47
TOTAL FROM INVESTMENT
 OPERATIONS                       5.79          3.55          3.67          0.68                 0.63
LESS DISTRIBUTIONS:
 From net investment
  income                         (0.33)        (0.32)        (0.30)        (0.27)               (0.12)
 From net realized gains         (0.41)        (0.22)        (0.18)        (0.08)               (0.01)
 In excess of net
  realized gains                  0.00          0.00          0.00          0.00                 0.00
TOTAL DISTRIBUTIONS              (0.74)        (0.54)        (0.48)        (0.35)               (0.13)
NET ASSET VALUE, END OF
 PERIOD                         $22.08        $17.03        $14.02        $10.83               $10.50
TOTAL RETURN (NOT
 ANNUALIZED)                     34.62%        25.82%        34.35%         6.71%                6.30%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)              $2,292,433    $1,423,024      $882,696      $448,776             $122,391
 Number of shares out-
  standing, end of pe-
  riod (000)                   103,804        83,551        62,951        41,427               11,653
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net
  assets(/1/)                     0.20%         0.20%         0.20%         0.21%                0.27%
 Ratio of net investment
  income to average net
  assets(/2/)                     1.73%         2.15%         2.52%         2.93%                2.46%
Portfolio turnover                  --            --            --             8%*                  4%
- ------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                       N/A          0.22%         0.26%         0.25%                0.28%
(2) Ratio of net
    investment income to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                       N/A          2.13%         2.46%         2.88%                2.45%
- ------------------------------------------------------------------------------------------------------

  * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio, and portfolio turnover is re-ported by the Master Portfolio.
  + Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.

    FINANCIAL HIGHLIGHTS



                                         Short-Intermediate Term Fund
- --------------------------------------------------------------------------
                                                               Period From
                                                              July 2, 1993
                                                             (Commencement
  Year Ended     Year Ended    Year Ended    Year Ended  of Operations) to
February 28,   February 28,  February 29,  February 28,       February 28,
        1998           1997          1996          1995               1994
- ---------------------------------------------------
       $9.19          $9.40         $9.15         $9.72             $10.00
        0.60           0.60          0.65          0.64               0.42
        0.16          (0.21)         0.25         (0.57)             (0.28)
        0.76           0.39          0.90          0.07               0.14
       (0.60)         (0.60)        (0.65)        (0.64)             (0.42)
        0.00           0.00          0.00          0.00               0.00
        0,00           0.00          0.00          0.00               0.00
       (0.60)         (0.60)        (0.65)        (0.64)             (0.42)
       $9.35          $9.19         $9.40         $9.15              $9.72
        8.51%          4.29%        10.07%         0.89%              1.42%
     $10,829        $13,054       $13,704       $14,298             $5,258
       1,159          1,420         1,458         1,562                541
        0.63%          0.65%         0.65%         0.65%              0.65%
        6.40%          6.48%         6.82%         7.07%              6.02%
          --             --            --            29%               277%
- ---------------------------------------------------------------------------
         N/A           1.29%         1.44%         1.41%              0.65%
         N/A           5.84%         6.03%         6.32%              6.02%
- ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  U.S. Treasury Allocation Fund
                          --------------------------------------------------------------------------
                                                                                         Period From
                                                                                        July 2, 1993
                                                                                       (Commencement
                            Year Ended    Year Ended    Year Ended    Year Ended   of Operations) to
                          February 28,  February 28,  February 29,  February 28,        February 28,
                                  1998          1997          1996          1995                1994
- -----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING
 OF PERIOD                       $9.24         $9.35         $8.99         $9.67              $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                          0.55          0.56          0.51          0.59                0.39
 Net realized and
  unrealized gain (loss)
  on investments                  0.19         (0.11)         0.36         (0.68)              (0.05)
TOTAL FROM INVESTMENT
 OPERATIONS                       0.74          0.45          0.87         (0.09)               0.34
LESS DISTRIBUTIONS:
 From net investment
  income                         (0.55)        (0.56)        (0.51)        (0.59)              (0.39)
 From net realized gains         (0.03)         0.00          0.00          0.00               (0.20)
 In excess of net
  realized gains                                0.00          0.00          0.00               (0.08)
TOTAL DISTRIBUTIONS              (0.58)        (0.56)        (0.51)        (0.59)              (0.67)
NET ASSET VALUE, END OF
 PERIOD                          $9.40         $9.24         $9.35         $8.99               $9.67
TOTAL RETURN (NOT
 ANNUALIZED)                      8.18%         4.99%         9.89%        (0.76)%              3.33%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)                 $47,241       $47,542       $51,632       $56,852             $58,216
 Number of shares
  outstanding, end of
  period (000)                   5,026         5,147         5,522         6,324               6,019
RATIOS TO AVERAGE NET
 ASSETS:+
 Ratio of expenses to
  average net
  assets(/1/)                     0.70%         0.70%         0.70%         0.70%               0.78%
 Ratio of net investment
  income to average net
  assets(/2/)                     5.89%         6.03%         5.47%         6.52%               5.79%
Portfolio turnover                  --            --            --            43%*               210%
- -----------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                       N/A          0.71%          N/A          0.72%               0.80%
(2) Ratio of net
    investment income to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                       N/A          6.02%          N/A          6.50%               5.77%
- -----------------------------------------------------------------------------------------------------

  * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio, and portfolio turnover is re-ported by the Master Portfolio.
  + Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  MasterWorks Funds Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended, as an open-end series investment company. The Company commenced operations on July 2, 1993, and currently issues the following Funds: the Asset Allocation, Bond Index, Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds (each, a "Fund", collectively, the "Funds").

  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTMENT POLICY AND SECURITY VALUATION

  Each Fund, with the exception of the Growth Stock, Money Market and Short-Intermediate Term Funds, invests all of its assets in a separate series (each a "Master Portfolio") of Master Investment Portfolio. Each of the Growth Stock and Short-Intermediate Term Funds invests all of its assets in a separate series (also a "Master Portfolio") of Managed Series Investment Trust. Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (99.99%, 99.99%, 99.99%, 41.92%, 53.93%, 45.36%, 40.73%, 31.14%,
97.24%, 99.99% and 99.99% for the Asset Allocation, Bond Index, Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds, respectively, as of February 28, 1998). The Money Market Fund does not invest in a corresponding Master Portfolio. Investments of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS

listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Master Portfolios' Board of Trustees.

  The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective. The amortized cost method, which involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, approximates market value.

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for by each Master Portfolio and the Money Market Fund on the date the securities are purchased or sold (trade date). Revenue is recognized by each Master Portfolio as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on a daily accrual basis. The Money Market Fund recognizes interest income on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). All net investment income and realized and unrealized capital gains and losses of each Master Portfolio are allocated as required by the Code.

  The performance of each Fund, with the exception of the Money Market Fund, is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS


  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  Dividends to shareholders from net investment income of the Asset Allocation, Bond Index, Short-Intermediate Term and U.S. Treasury Allocation Funds are declared and distributed monthly. Dividends to shareholders from net investment income of the Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Stock Funds are declared and distributed quarterly. Dividends to shareholders from net investment income of the Money Market Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.

  FEDERAL INCOME TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at February 28, 1998. The following Funds had net capital loss carryforwards at December 31, 1997, the tax year end of the funds:

                                  Year       Net Capital
Fund                           Expires Loss Carryforward
- --------------------------------------------------------
Bond Index Fund                   2002         $ 144,965
Bond Index Fund                   2003           316,656
Bond Index Fund                   2004           404,767
Bond Index Fund                   2005           487,385
Money Market Fund                 2003            57,505
Money Market Fund                 2005             4,762
Short-Intermediate Term Fund      2002           247,724
Short-Intermediate Term Fund      2005            77,556
U.S. Treasury Allocation Fund     2002         4,475,313

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS


  No capital gain distribution shall be made in any of the Funds until the respective capital loss carryforward has been fully utilized or expires.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with the Money Market Fund, Barclays Global Fund Advisers ("BGFA") is entitled to receive a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund as compensation for its advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

  Pursuant to a Sub-Advisory Contract with the Money Market Fund and BGFA, Wells Fargo Bank, N.A. ("WFB") is responsible for the day-to-day portfolio management of the Money Market Fund. WFB is entitled to receive from BGFA an amount equal to 0.05% of the average daily net assets of the Money Market Fund as compensation for its sub-advisory services.

  Investors Bank & Trust Company ("IBT") serves as the Custodian and Sub-Administrator of the Funds. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from BGI for its services as Sub-Administrator of the Funds.

  Stephens Inc. ("Stephens"), is the Funds' co-administrator and distributor.

  The Company has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Funds, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Funds' ordinary operating expenses, excluding, generally, advisory fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS


  Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee (expressed as a percentage of average daily net assets) from each Fund as follows:

     Asset Allocation Fund          0.40%
     Bond Index Fund                0.15%
     Growth Stock Fund              0.18%
     LifePath 2000 Fund             0.40%
     LifePath 2010 Fund             0.40%
     LifePath 2020 Fund             0.40%
     LifePath 2030 Fund             0.40%
     LifePath 2040 Fund             0.40%
     Money Market Fund              0.10%
     S&P 500 Stock Fund             0.15%
     Short-Intermediate Term Fund   0.18%
     U.S. Treasury Allocation Fund  0.40%

  The Company has entered into separate contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide transfer and dividend disbursing agency services and shareholder services to the Funds. WFB is compensated for transfer and dividend disbursing agency services at an annual rate of 0.03% of the average daily net assets for the Bond Index, Growth Stock, S&P 500 Stock and Short-Intermediate Term Funds, 0.10% of the average daily net assets of the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and U.S. Treasury Allocation Funds and 0.05% of the average daily net assets of the Money Market Fund. WFB is compensated for shareholder servicing based on an annual rate of 0.20% for the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and U.S. Treasury Allocation Funds, 0.10% for the Growth Stock, Money Market and Short-Intermediate Term Funds and 0.07% for the Bond Index and S&P 500 Stock Funds, based on the average daily net assets of each of these Funds. Under the administrative services arrangements, BGI and Stephens will compensate WFB for expenses related to transfer and dividend disbursing agency services and shareholder servicing.

  Certain fees have been waived by BGI for the Growth Stock Fund for the year ended February 28, 1998. Waived fees continue at the discretion of BGI.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS


  Certain officers and directors of the Company are also officers of Stephens. As of February 28, 1998, Stephens owned less than 1% of the outstanding shares of each Fund.

3. CAPITAL SHARES TRANSACTIONS

  As of February 28, 1998, there were 12.1 billion shares of $.001 par value capital stock authorized by the Company. As of February 28, 1998, each Fund, except the Money Market, S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds, was authorized to issue 100 million shares of $.001 par value capital stock. The Money Market Fund was authorized to issue 3 billion shares. The S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds were each authorized to issue 300 million shares. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

4. PORTFOLIO SECURITIES LOANED

  As of February 28, 1998, certain Master Portfolios had loaned securities which were collateralized by cash, money market mutual funds and repurchase agreements. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral are disclosed in the corresponding Master Portfolio financial statements.

To the Shareholders and Board of Directors
MasterWorks Funds Inc.:

We have audited the accompanying statements of assets and liabilities, includ-ing the portfolio of investments of the Money Market Fund, of MasterWorks Funds Inc. (comprising respectively, Asset Allocation Fund, Bond Index Fund, Growth Stock Fund, LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund, Money Market Fund, S&P 500 Stock Fund, Short- Intermediate Term Fund and U.S. Treasury Allocation Fund) as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year pe-riod then ended, except for LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund, which are for the year then ended and for the period from March 26, 1996 to February 28, 1997 and the fi-nancial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Feb-ruary 28, 1998 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of MasterWorks Funds Inc. as of February 28, 1998, the results of their operations, the changes in their net assets and their fi-nancial highlights for the periods indicated herein in conformity with gener-ally accepted accounting principles.

/s/ KPMG Peat Marwick LLP
San Francisco, California
April 3, 1998

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28, 1998

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                   SHARES    VALUE

COMMON STOCKS-71.91%
ADVERTISING-0.06%
Omnicom Group                    7,525 $    344,269
                                       ------------
             TOTAL ADVERTISING
                       - VALUE         $    344,269
                       -  COST         $    295,747
AEROSPACE & DEFENSE-1.42%
Allied Signal Inc               26,429 $  1,124,884
Boeing Co                       46,940    2,546,495
Briggs & Stratton Corp           1,156       51,225
General Dynamics Corp            2,917      253,050
Lockheed Martin Corp             9,114    1,063,490
Northrop Grumman Corp            3,110      432,290
Rockwell International Corp      9,826      594,473
Textron Inc                      7,751      580,841
United Technologies Corp        10,955      978,418
                                       ------------
     TOTAL AEROSPACE & DEFENSE
                       - VALUE         $  7,625,166
                       -  COST         $  5,706,098
AIRLINES-0.36%
AMR Corp+                        4,278 $    541,434
Delta Air Lines Inc              3,442      389,161
FDX Corp+                        6,826      434,731
Southwest Airlines Co           10,281      294,936
USAirways Group Inc+             4,243      268,635
                                       ------------
                TOTAL AIRLINES
                       - VALUE         $  1,928,897
                       -  COST         $  1,423,077
APPAREL-0.35%
CVS Corp                         8,052 $    596,351
Fruit of the Loom Inc Class A+   3,435      110,349
Liz Claiborne Inc                3,130      156,500
Nike Inc Class B                13,672      599,859
Reebok International Ltd+        2,629       81,992
Russell Corp                     1,703       46,194
VF Corp                          5,705      272,057
                                       ------------
                 TOTAL APPAREL
                       - VALUE         $  1,863,302
                       -  COST         $  1,518,646

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
AUTO PARTS & EQUIPMENT-0.64%
Cooper Tire & Rubber Co             3,674 $     84,732
Dana Corp                           4,887      266,647
Deluxe Corp                         3,820      130,119
Eaton Corp                          3,633      348,995
Echlin Inc                          2,998      151,586
Genuine Parts Co                    8,432      311,966
Goodyear Tire & Rubber Co           7,309      505,235
Illinois Tool Works Inc            11,689      700,609
ITT Industries Inc                  5,599      191,766
Navistar International Corp+        3,511      106,647
PACCAR Inc                          3,693      233,813
Pep Boys-Manny Moe & Jack           2,952       75,645
TRW Inc                             5,769      316,213
                                          ------------
     TOTAL AUTO PARTS & EQUIPMENT
                          - VALUE         $  3,423,973
                          -  COST         $  2,627,258
AUTOMOBILES-1.25%
Chrysler Corp                      31,059 $  1,209,360
Ford Motor Co                      56,312    3,185,148
General Motors Corp Class A        33,173    2,286,864
                                          ------------
                TOTAL AUTOMOBILES
                          - VALUE         $  6,681,372
                          -  COST         $  4,983,439
BANK & FINANCE-8.90%
Ahmanson (H F) & Co                 5,129 $    320,242
American Express Corp              21,836    1,966,605
Banc One Corp                      30,285    1,711,114
Bank of New York Inc               17,675    1,035,092
BankAmerica Corp                   32,497    2,518,518
BankBoston Corp                     6,774      675,283
Bankers Trust Corp                  4,550      538,038
BB&T Corp                           6,374      395,586
Beneficial Corp                     2,539      299,602
Chase Manhattan                    19,791    2,455,321
Citicorp                           21,414    2,837,355
Comerica Inc                        4,883      492,267
CoreStates Financial Corp           9,324      787,295
Countrywide Credit Industries Inc   5,112      227,165
Equifax Inc                         7,075      254,258

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28, 1998

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
Federal Home Loan Mortgage Corp  32,653 $  1,542,854
Federal National Mortgage Assoc  49,736    3,173,779
Fifth Third Bancorp               7,256      573,224
First Chicago NBD Corp           13,614    1,118,901
First Union Corp                 29,491    1,553,807
Fleet Financial Group Inc        12,766    1,006,120
Golden West Financial             2,666      237,941
Green Tree Financial Inc          6,404      146,892
Household International Inc       5,042      654,830
Huntington Bancshares Inc         8,946      320,938
Keycorp                          10,260      718,841
Lehman Brothers Holdings          4,773      300,997
MBNA Corp                        23,498      841,522
Mellon Bank Corp                 11,986      746,878
Mercantile Bancorp                6,108      339,758
Merrill Lynch & Co Inc           15,616    1,117,520
MGIC Investment Corp              5,383      396,660
Morgan (J P) & Co Inc             8,362      999,259
Morgan Stanley Dean Witter       27,837    1,939,887
National City Corp               10,038      654,980
NationsBank Corp                 44,071    3,018,864
Northern Trust Corp               5,253      399,556
Norwest Corp                     35,437    1,450,702
PNC Bank Corp                    14,295      793,373
Republic New York Corp            2,598      314,358
Ryder System Inc                  3,609      132,405
Schwab (Charles) Corp            12,484      471,271
State Street Boston Corp          7,564      467,550
Summit Bancorp                    8,220      408,431
SunTrust Banks Inc                9,876      728,355
Synovus Financial Corp            7,560      267,373
U.S. Bancorp                     11,496    1,322,759
Wachovia Corp                     9,549      759,146
Washington Mutual Inc            12,102      812,347
Wells Fargo & Co                  4,077    1,312,794
                                        ------------
           TOTAL BANK & FINANCE
                        - VALUE         $ 47,558,613
                        -  COST         $ 33,975,287

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                         SHARES    VALUE

COMMON STOCKS (CONTINUED)
BASIC INDUSTRIES-1.12%
ASARCO Inc                             1,933 $     42,768
Avery-Dennison Corp                    4,791      241,946
Baker Hughes Inc                       7,904      323,570
Bemis Co                               2,461      110,899
Boise Cascade Corp                     2,667       88,844
Champion International Corp            4,471      228,300
Cyprus Amax Minerals                   4,397       72,001
Dover Corp                            10,403      401,816
Fort James Corp                        9,843      446,626
Georgia-Pacific Corp                   4,305      252,650
Harnischfeger Industries Inc           2,301       81,398
Homestake Mining Co                    6,776       67,760
Ikon Office Solutions Inc              6,183      202,107
Inco Ltd                               7,811      138,157
Louisiana-Pacific Corp                 5,158      113,154
Mead Corp                              4,930      168,544
Minnesota Mining & Manufacturing Co   19,160    1,634,588
NACCO Industries Inc Class A             410       53,326
Newmont Mining Corp                    7,332      212,170
Potlatch Corp                          1,352       58,559
Stone Container Corp+                  4,612       51,885
Union Camp Corp                        3,271      195,442
Westvaco Corp                          4,792      155,740
Weyerhauser Co                         9,391      468,963
Willamette Industries Inc              5,214      192,592
                                             ------------
             TOTAL BASIC INDUSTRIES
                            - VALUE          $  6,003,805
                            -  COST          $  5,639,566
BEVERAGES-2.31%
Anheuser-Busch Inc                    22,999 $  1,078,078
Coca-Cola Co                         116,097    7,974,413
Coors (Adolph) Co Class B              1,694       52,938
Pepsico Inc                           71,202    2,603,323
Seagrams Co Ltd                       16,749      636,462
                                             ------------
                    TOTAL BEVERAGES
                            - VALUE          $ 12,345,214
                            -  COST          $  9,650,487

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28, 1998

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES    VALUE

COMMON STOCKS (CONTINUED)
BROADCASTING-0.44%
Clear Channel Communications Inc+     4,568 $    413,975
Kingworld Productions                 3,344       89,243
Tele-Communications Inc Class A+     23,846      693,024
Tribune Co                            5,813      375,302
Viacom Inc Class B+                  16,565      795,120
                                            ------------
                 TOTAL BROADCASTING
                            - VALUE         $  2,366,664
                            -  COST         $  1,731,380
BUILDING MATERIALS & SERVICES-0.36%
Cooper Industries Inc                 5,642 $    316,657
Corning Inc                          10,843      440,497
Owens Corning Fiberglass Corp         2,490       76,879
Owens Illinois Inc+                   6,551      251,395
PPG Industries Inc                    8,372      542,610
Snap-On Inc                           2,812      119,510
Stanley Works                         4,189      200,287
                                            ------------
 TOTAL BUILDING MATERIALS & SERVICE
                            - VALUE         $  1,947,835
                            -  COST         $  1,675,213
BUSINESS SERVICES-0.39%
Cendant Corp+                        37,096 $  1,391,100
Ecolab Inc                            6,078      175,122
Waste Management Inc                 21,298      532,450
                                            ------------
            TOTAL BUSINESS SERVICES
                            - VALUE         $  2,098,672
                            -  COST         $  1,730,728
CHEMICALS-1.80%
Air Products & Chemicals Inc          5,127 $    430,348
Clorox Co                             4,865      426,904
Dow Chemical Co                      10,674      976,671
Du Pont (E I) De Nemours             53,051    3,252,689
Eastman Chemical Co                   3,664      239,992
FMC Corp+                             1,733      125,426
Goodrich (B F) Co                     3,398      168,413
Grace (W R) Co                        3,450      289,584
Great Lakes Chemical Corp             2,784      135,372
Hercules Inc                          4,503      217,551

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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                           SHARES    VALUE

COMMON STOCKS (CONTINUED)
International Flavor & Fragrances        5,134 $    236,164
Monsanto Co                             27,799    1,414,274
Morton International Inc                 6,248      206,575
Nalco Chemical Co                        3,103      124,896
Praxair Inc                              7,445      355,964
Rohm & Haas Co                           2,897      295,313
Rubbermaid Inc                           7,050      204,450
Sigma-Aldrich Corp                       4,727      186,717
Union Carbide Corp                       5,744      266,737
                                               ------------
                      TOTAL CHEMICALS
                              - VALUE          $  9,554,040
                              -  COST          $  7,770,326
COMPUTER SOFTWARE-3.17%
3Com Corp+                              16,276 $    581,867
Adobe Systems Inc                        3,474      153,507
Autodesk Inc                             2,285      108,252
Automatic Data Processing               13,721      837,839
Bay Networks Inc+                        9,920      336,040
Computer Associates International Inc   25,608    1,206,777
Computer Sciences Corp+                  3,597      376,561
First Data Corp                         20,124      684,216
HBO & Co                                 9,941      538,057
Microsoft Corp                         113,204    9,594,039
Novell Inc+                             16,249      170,868
Oracle Systems Corp                     46,055    1,134,104
Parametric Technology Corp+              5,964      361,195
Siebel Systems Inc+                          8          492
Sun Microsystems Inc+                   17,547      835,676
                                               ------------
              TOTAL COMPUTER SOFTWARE
                              - VALUE          $ 16,919,490
                              -  COST          $ 11,692,681
COMPUTER SYSTEMS-3.47%
Apple Computer Inc+                      5,910 $    139,624
Cabletron Systems Inc+                   7,378      114,359
Ceridian Corp+                           3,607      167,951
Cisco Systems Inc                       47,170    3,107,324
Cognizant Corp                           7,601      379,575
Compaq Computer Corp                    71,026    2,277,271
Data General Corp+                       2,200       45,375

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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                         SHARES    VALUE

COMMON STOCKS (CONTINUED)
Dell Computer Corp                    15,348 $  2,146,802
Digital Equipment Corp+                6,939      395,089
EMC Corp                              23,260      889,695
Harris Corp                            3,752      190,180
Hewlett-Packard Co                    48,777    3,268,059
International Business Machine Corp   45,590    4,761,306
Seagate Technology Inc+               11,439      278,111
Shared Medical System Corp             1,155       88,285
Silicon Graphics Inc+                  8,701      131,059
Unisys Corp+                           8,176      146,146
Unova Inc+                                67        1,281
                                             ------------
             TOTAL COMPUTER SYSTEMS
                            - VALUE          $ 18,527,492
                            -  COST          $ 12,615,590
CONTAINER & PACKAGING-0.30%
Ball Corp                              1,407 $     45,903
Crown Cork & Seal Co                   6,025      325,350
International Paper Co                14,200      662,075
Temple-Inland Inc                      2,658      158,483
Tenneco Inc                            7,992      328,671
Tupperware Corp                        2,838       76,271
                                             ------------
        TOTAL CONTAINER & PACKAGING
                            - VALUE          $  1,596,753
                            -  COST          $  1,564,580
ELECTRICAL EQUIPMENT-2.74%
Aeroquip-Vickers Inc                   1,305 $     75,772
General Electric Co                  153,559   11,939,212
Grainger (W W) Inc                     2,320      224,605
Masco Corp                             7,732      420,428
Motorola Inc                          27,993    1,560,610
National Service Industries Inc        2,039      113,037
Raychem Corp                           4,046      175,748
Thomas & Betts Corp                    2,599      147,331
                                             ------------
         TOTAL ELECTRICAL EQUIPMENT
                            - VALUE          $ 14,656,743
                            -  COST          $ 10,771,715

                                                                              65
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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES    VALUE

COMMON STOCKS (CONTINUED)
ELECTRONICS-3.09%
Advanced Micro Devices+       6,612 $    154,969
AMP Inc                      10,364      457,959
Applied Materials Inc        17,133      630,709
CBS Corp                     33,038    1,022,113
Commscope Inc+                    1           13
EG&G Inc                      2,083       56,111
Emerson Electric Co          20,773    1,325,577
General Instrument Corp+      6,933      115,694
General Signal Corp           2,367       96,159
Honeywell Inc                 6,012      476,451
Intel Corp                   76,792    6,887,283
Johnson Controls Inc          3,905      216,972
KLA Instruments Corp+         3,938      181,763
LSI Logic Corp+               6,632      157,096
Micron Technology Inc+        9,896      328,424
National Semiconductor+       7,684      183,456
Perkin-Elmer Corp             2,289      167,526
Pitney Bowes Inc             13,608      637,875
Raytheon Co Class B          15,955      938,353
Tektronix Inc                 2,412      107,636
Texas Instruments Inc        18,291    1,058,592
Xerox Corp                   15,336    1,360,112
                                    ------------
          TOTAL ELECTRONICS
                    - VALUE         $ 16,560,843
                    -  COST         $ 11,855,761
ENERGY & RELATED-6.00%
Amerada Hess Corp             4,296 $    254,807
Amoco Corp                   22,836    1,941,060
Anadarko Petroleum Corp       2,825      182,213
Apache Corp                   4,521      153,714
Ashland Inc                   3,485      194,071
Atlantic Richfield Corp      15,053    1,170,371
Burlington Resources Inc      8,323      372,454
Chevron Corp                 30,774    2,496,541
Coastal Corp                  4,955      315,262
Columbia Gas System Inc       2,598      198,260
Consolidated Natural Gas Co   4,468      256,910
Dresser Industries Inc        8,267      369,432
Eastern Enterprises             984       43,604
Enron Corp                   14,932      701,804

66
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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
Exxon Corp                        115,667 $  7,388,230
Halliburton Co                     12,274      570,741
Helmerich & Payne Inc               2,302       66,614
Kerr-McGee Corp                     2,253      152,359
Mobil Corp                         36,804    2,665,990
NICOR Inc                           2,301       94,629
Occidental Petroleum Corp          15,882      405,984
ONEOK Inc                           1,473       51,555
Oryx Energy Co+                     4,930      125,407
Pacific Enterprises Co              3,888      141,183
Pennzoil Co                         2,211      147,999
Peoples Energy Corp                 1,677       60,582
Phillips Petroleum Co              12,372      606,228
Rowan Co Inc+                       4,068      114,667
Royal Dutch Petroleum Corp        100,607    5,464,218
Schlumberger Ltd                   23,260    1,753,223
Sonat Offshore Drilling Co          5,120      220,800
Sun Co Inc                          3,321      132,632
Texaco Inc                         25,761    1,437,786
Union Pacific Resources Group      11,891      266,061
Unocal Corp                        11,579      436,384
USX-Marathon Group                 13,528      467,561
Western Atlas Inc                   2,595      197,058
Williams Co Inc                    14,999      490,280
                                          ------------
          TOTAL ENERGY & RELATED
                         - VALUE          $ 32,108,674
                         -  COST          $ 26,326,970
ENGINEERING & CONSTRUCTION-0.12%
Armstrong World Industries Inc      1,896 $    148,836
Centex Corp                         1,373      100,315
Fleetwood Enterprises Inc           1,665       78,047
Fluor Corp                          3,924      184,673
Foster Wheeler Corp                 1,953       52,243
Kaufman & Broad Home Corp           1,861       48,153
Pulte Corp                          1,024       46,592
                                          ------------
TOTAL ENGINEERING & CONSTRUCTION
                         - VALUE          $    658,859
                         -  COST          $    575,422

                                                                              67
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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
ENTERTAINMENT & LEISURE-1.41%
Brunswick Corp                      4,631 $    147,034
Disney (Walt) Co                   31,686    3,546,852
Harrah's Entertainment Inc+         4,680       98,573
Hasbro Inc                          5,918      214,897
Mattel Inc                         13,646      577,396
Mirage Resorts Inc+                 8,369      191,441
Polaroid Corp                       2,140       98,039
Time Warner Inc                    26,249    1,771,808
U.S. West Media Group+             28,521      918,020
                                          ------------
    TOTAL ENTERTAINMENT & LEISURE
                          - VALUE         $  7,564,060
                          -  COST         $  5,456,721
ENVIRONMENTAL CONTROL-0.07%
Browning-Ferris Industries Inc      9,306 $    310,006
Safety-Kleen Corp                   2,719       72,903
                                          ------------
      TOTAL ENVIRONMENTAL CONTROL
                          - VALUE         $    382,909
                          -  COST         $    364,750
FOOD & RELATED-3.00%
Albertson's Inc                    11,541 $    540,263
American Stores Co                 12,840      323,408
Archer-Daniels-Midland Co          26,156      586,875
Bestfoods                           6,795      716,023
Brown-Forman Corp Class B           3,262      181,041
Campbell Soup Co                   21,446    1,245,208
ConAgra Inc                        22,112      663,360
Darden Restaurants Inc              7,128       96,228
General Mills Inc                   7,409      532,985
Giant Food Inc Class A              2,806      101,893
Great Atlantic & Pacific Tea Co     1,811       55,122
Harcourt General Inc                3,362      181,548
Heinz (H J) Co                     17,224      969,927
Hershey Foods Corp                  6,676      445,206
Kellogg Co                         19,287      822,108
Kroger Co                          11,924      503,789
McDonald's Corp                    32,288    1,767,768
Pioneer Hi Bred International Inc   3,089      320,484
Quaker Oats Co                      6,544      352,558

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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
Ralston-Purina Group                5,031 $    510,332
Sara Lee Corp                      22,520    1,272,380
Super Value Inc                     2,871      136,731
Sysco Corp                          8,024      377,630
Tricon Global Restaurants+          7,171      203,477
Unilever NV (Netherlands)          30,082    1,934,649
UST Inc                             8,675      307,420
Wendy's International Inc           6,164      133,682
Winn-Dixie Stores Inc               7,026      378,965
Wrigley (W M) Jr Co                 5,482      418,688
                                          ------------
             TOTAL FOOD & RELATED
                          - VALUE         $ 16,079,748
                          -  COST         $ 12,481,743
FURNITURE & APPLIANCES-0.08%
Maytag Corp                         4,468 $    201,060
Whirlpool Corp                      3,523      235,380
                                          ------------
     TOTAL FURNITURE & APPLIANCES
                          - VALUE         $    436,440
                          -  COST         $    304,761
HEALTHCARE-0.30%
Cardinal Health Inc                 5,167 $    423,048
Healthsouth Corp                   18,479      498,933
St Jude Medical Inc                 4,331      158,082
United Healthcare Corp              8,883      539,087
                                          ------------
                 TOTAL HEALTHCARE
                          - VALUE         $  1,619,150
                          -  COST         $  1,398,121
HOSPITAL & MEDICAL SUPPLIES-1.90%
Bard (C R) Inc                      2,673 $     93,221
Bausch & Lomb Inc                   2,561      114,765
Baxter International Inc           13,122      743,033
Becton Dickinson & Co               5,685      361,708
Biomet Inc                          5,267      157,022
Boston Scientific Corp+             9,164      547,549
Columbia/HCA Healthcare Corp       30,368      823,732
Guidant Corp                        6,927      505,238
Johnson & Johnson                  63,097    4,763,824
Mallinckrodt Group Inc              3,378      131,109

                                                                              69
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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
Manor Care Inc                      2,987 $    112,199
Medtronic Inc                      21,993    1,168,378
Tenet Healthcare Corp+             14,281      532,860
United States Surgical              3,588      109,883
                                          ------------
TOTAL HOSPITAL & MEDICAL SUPPLIES
                          - VALUE         $ 10,164,521
                          -  COST         $  7,696,382
HOUSEHOLD PRODUCTS-2.10%
Alberto-Culver Co Class B           2,676 $     81,451
Avon Products Inc                   6,156      433,613
Colgate-Palmolive Co               13,865    1,125,665
Gillette Co                        26,249    2,831,611
Kimberly-Clark Corp                25,721    1,432,338
Procter & Gamble Co                63,050    5,355,309
                                          ------------
         TOTAL HOUSEHOLD PRODUCTS
                          - VALUE         $ 11,259,987
                          -  COST         $  8,037,663
INSURANCE-3.60%
Aetna Inc                           6,959 $    608,043
Allstate Corp                      20,111    1,875,351
American General Corp              11,424      664,020
American International Group Inc   32,901    3,954,289
Aon Corp                            7,918      473,595
Chubb Corp                          7,979      636,824
CIGNA Corp                          3,486      665,826
Cincinnati Financial Corp           2,616      353,160
Conseco Inc                         8,874      416,523
General Re Corp                     3,657      778,941
Hartford Financial Services Group   5,515      541,849
Humana Inc+                         7,658      194,800
Jefferson-Pilot Corp                3,311      277,710
Lincoln National Corp               4,812      403,005
Loews Corp                          5,414      543,092
Marsh & McLennan Companies Inc      8,020      695,234
MBIA Inc                            4,207      307,900
Progressive Corp Ohio               3,426      396,988
Providian Financial Corp            4,452      252,651
SAFECO Corp                         6,580      345,039
St Paul Co                          3,898      345,460

70
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MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES    VALUE

COMMON STOCKS (CONTINUED)
Sunamerica Inc                9,173 $    415,652
Torchmark Corp                6,597      307,173
Transamerica Corp             2,922      340,230
Travelers Inc                53,840    3,001,580
UNUM Corp                     6,494      334,035
USF & G Corp                  5,262      128,590
                                    ------------
            TOTAL INSURANCE
                    - VALUE         $ 19,257,560
                    -  COST         $ 14,131,316
LODGING-0.15%
Hilton Hotels Corp           11,719 $    349,373
Marriott International        6,013      455,485
                                    ------------
              TOTAL LODGING
                    - VALUE         $    804,858
                    -  COST         $    619,051
MACHINERY-0.63%
Black & Decker Corp           4,412 $    222,255
Case Corp                     3,532      229,801
Caterpillar Inc              17,485      955,118
Cincinnati Milacron Inc       1,908       58,910
Cummins Engine Co Inc         1,791      103,654
Deere & Co                   11,854      665,306
Ingersoll-Rand Co             7,781      370,570
McDermott International Inc   2,637      103,832
Pall Corp                     5,926      124,076
Parker Hannifin Corp          5,194      242,170
Thermo Electron Corp+         7,102      291,182
                                    ------------
            TOTAL MACHINERY
                    - VALUE         $  3,366,874
                    -  COST         $  2,689,039
MANUFACTURING-0.24%
Tyco International Ltd       25,052 $  1,271,389
                                    ------------
        TOTAL MANUFACTURING
                    - VALUE         $  1,271,389
                    -  COST         $    975,436

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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES    VALUE

COMMON STOCKS (CONTINUED)
METAL FABRICATORS-0.58%
Alcan Aluminum Ltd           10,617 $    329,791
Allegheny Teledyne Inc        8,126      220,418
Aluminum Co of America        8,134      596,832
Armco Inc+                    5,008       26,605
Barrick Gold Corp            17,443      336,868
Battle Mountain Gold Co      10,609       63,654
Bethlehem Steel Corp+         5,257       55,856
Crane Co                      2,104      103,096
Engelhard Corp                6,773      122,761
Freeport McMoRan Inc          9,052      136,346
Inland Steel Industries Inc   2,268       46,778
Nucor Corp                    4,160      214,240
Phelps Dodge Corp             2,737      173,800
Placer Dome Inc              11,172      143,840
Reynolds Metals Co            3,461      215,664
Timken Co                     2,990       96,428
USX-U.S. Steel Group          4,076      143,170
Worthington Industries Inc    4,538       77,713
                                    ------------
    TOTAL METAL FABRICATORS
                    - VALUE         $  3,103,860
                    -  COST         $  3,262,347
PHARMACEUTICALS-6.09%
Abbott Laboratories          35,904 $  2,686,068
Allergan Inc                  3,081      107,835
ALZA Corp                     4,023      150,360
American Home Products Corp  30,534    2,862,563
Amgen Inc                    12,358      656,519
Bristol-Myers Squibb Co      46,702    4,678,957
Lilly (Eli) & Co             52,080    3,427,515
Merck & Co Inc               56,228    7,172,584
Millipore Corp                2,073       78,385
Pfizer Inc                   60,677    5,369,915
Pharmacia and Upjohn Inc     23,762      940,084
Schering-Plough Corp         34,359    2,613,431
Warner Lambert Co            12,751    1,864,834
                                    ------------
      TOTAL PHARMACEUTICALS
                    - VALUE         $ 32,609,050
                    -  COST         $ 21,285,741

72
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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES    VALUE

COMMON STOCKS (CONTINUED)
PUBLISHING-0.70%
American Greetings Corp Class A    3,491 $    159,277
Comcast Corp Class A              16,417      574,595
Donnelley (R R) & Sons Co          6,880      272,620
Dow Jones & Co Inc                 4,520      232,215
Gannett Co Inc                    13,347      861,716
Harland (John H) Co                1,390       21,111
Interpublic Group Co Inc           5,896      321,332
Knight-Ridder Inc                  4,012      225,675
McGraw-Hill Inc                    4,648      351,505
Meredith Corp                      2,460      105,626
Moore Corp Ltd                     4,147       65,056
New York Times Co Class A          4,503      294,665
Times Mirror Co Class A            4,441      273,399
                                         ------------
                TOTAL PUBLISHING
                         - VALUE         $  3,758,792
                         -  COST         $  2,697,414
RETAIL & RELATED-3.43%
AutoZone Inc+                      7,134 $    215,804
Charming Shoppes Inc+              4,915       21,964
Circuit City Stores Inc            4,641      179,259
Consolidated Stores Corp           5,053      207,805
Costco Co Inc+                     9,960      486,795
Dayton-Hudson Corp                10,235      791,293
Dillards Inc Class A               5,178      184,466
Eastman Kodak Co                  15,213      998,353
Federated Department Stores Inc+   9,811      459,891
Gap Inc                           18,878      843,611
Home Depot Inc                    34,279    2,187,429
Jostens Inc                        1,846       43,381
K Mart Corp+                      22,856      305,699
Limited Inc                       12,805      371,345
Longs Drug Stores Corp             1,843       58,400
Lowe's Co Inc                      8,149      476,207
May Department Stores Co          10,809      656,647
Mercantile Stores Co Inc           1,752      115,304
Newell Co                          7,419      340,347
Nordstrom Inc                      3,574      204,946
Penney (J C) Co Inc               11,698      826,902

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1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES    VALUE

COMMON STOCKS (CONTINUED)
Rite Aid Corp                     11,720 $    379,435
Sears Roebuck & Co                18,386      975,607
Sherwin Williams Co                8,088      270,443
Tandy Corp                         4,802      213,689
TJX Companies Inc                  7,700      297,413
Toys R Us Inc+                    13,417      352,196
Walgreen Co                       23,123      848,325
WalMart Stores Inc               105,784    4,899,122
Woolworth (F W) Co+                6,336      150,480
                                         ------------
         TOTAL RETAIL & RELATED
                        - VALUE          $ 18,362,558
                        -  COST          $ 13,113,498
SERVICES-0.24%
Block (H R) Inc                    4,845 $    228,018
Dun & Bradstreet Corp              7,993      267,766
Public Service Enterprise Group   10,860      350,235
Service Corp International        11,813      447,417
                                         ------------
                 TOTAL SERVICES
                        - VALUE          $  1,293,436
                        -  COST          $  1,030,140
TELECOMMUNICATIONS-5.89%
Airtouch Communications+          23,657 $  1,063,086
Alltel Corp                        8,709      397,892
Ameritech Corp                    51,378    2,141,820
Andrew Corp                        4,204      116,122
AT & T Corp                       76,226    4,640,258
Bell Atlantic Corp                36,468    3,272,985
BellSouth Corp                    46,555    2,839,855
DSC Communications Corp+           5,560      109,115
Frontier Corp                      7,711      213,498
GTE Corp                          44,977    2,434,380
Lucent Technologies Inc           30,121    3,264,363
MCI Communications Corp           32,728    1,564,808
Northern Telecom Ltd              24,598    1,311,381
SBC Communication Inc             42,997    3,251,648
Scientific-Atlanta Inc             3,661       64,068
Sprint Corp                       20,191    1,332,606
Tellabs Inc+                       8,549      516,146

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28, 1998

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
U.S. West Inc                    22,697 $  1,181,663
WorldCom Inc+                    47,549    1,815,777
                                        ------------
      TOTAL TELECOMMUNICATIONS
                       - VALUE          $ 31,531,471
                       -  COST          $ 23,054,661
TEXTILES-0.01%
Springs Industries Inc Class A      991 $     55,434
                                        ------------
                TOTAL TEXTILES
                       - VALUE          $     55,434
                       -  COST          $     46,225
TOBACCO-0.98%
Fortune Brands Inc                8,017 $    318,175
Philip Morris Co Inc            113,716    4,939,539
                                        ------------
                 TOTAL TOBACCO
                       - VALUE          $  5,257,714
                       -  COST          $  4,375,559
TRANSPORTATION-0.51%
Burlington Northern Santa Fe      7,292 $    726,466
CSX Corp                         10,241      572,856
Laidlaw Inc Class B              15,383      225,938
Norfolk Southern Corp            17,666      608,373
Union Pacific Corp               11,639      593,589
                                        ------------
          TOTAL TRANSPORTATION
                       - VALUE          $  2,727,222
                       -  COST          $  2,587,483
UTILITIES-1.71%
Ameren Corp+                      6,399 $    245,962
American Electric Power Inc       8,893      426,864
Baltimore Gas & Electric Co       6,903      217,876
Carolina Power & Light Co         7,079      295,548
Central & South West Corp         9,935      266,382
Cinergy Corp                      7,394      257,404
Consolidated Edison Inc          11,052      469,710
Dominion Resources Inc            8,755      349,106
DTE Energy Co                     6,824      250,782
Duke Power Co                    16,878      937,784
Edison International             17,893      494,294

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME               SHARES    VALUE

COMMON STOCKS (CONTINUED)
Entergy Corp                11,481 $    332,231
FirstEnergy Corp            10,823      313,191
FPL Group Inc                8,557      496,841
GPU Inc                      5,707      229,350
Houston Industries Inc      13,404      346,829
Niagara Mohawk Power Corp+   6,720       86,100
Northern States Power Co     3,499      192,226
Pacificorp                  13,946      337,319
PECO Energy Co              10,432      206,032
PG & E Corp                 20,615      622,315
PP & L Resources Inc         7,724      172,825
Southern Co                 32,359      798,863
Texas Utilities Co          11,525      466,042
Unicom Corp                 10,135      324,953
                                   ------------
           TOTAL UTILITIES
                   - VALUE         $  9,136,829
                   -  COST         $  7,984,518
                                   ------------
       TOTAL COMMON STOCKS
                   - VALUE         $384,814,538
                   -  COST         $287,722,540

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28, 1998

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY                             INTEREST  MATURITY PRINCIPAL/
NAME                                   RATE      DATE     SHARES      VALUE
U.S. TREASURY SECURITIES-27.27%
U.S. TREASURY BONDS-27.27%
U.S. Treasury Bonds                      9.13% 05/15/18 $2,650,000 $  3,617,250
U.S. Treasury Bonds                      9.00  11/15/18  2,900,000    3,926,780
U.S. Treasury Bonds                      8.88  02/15/19  7,600,000   10,191,121
U.S. Treasury Bonds                      8.75  05/15/20  3,200,000    4,270,000
U.S. Treasury Bonds                      8.75  08/15/20  8,475,000   11,324,719
U.S. Treasury Bonds                      8.50  02/15/20  3,050,000    3,972,625
U.S. Treasury Bonds                      8.13  08/15/19  8,100,000   10,157,902
U.S. Treasury Bonds                      8.13  05/15/21  4,700,000    5,935,216
U.S. Treasury Bonds                      8.13  08/15/21  4,650,000    5,877,888
U.S. Treasury Bonds                      8.00  11/15/21 11,750,000   14,683,822
U.S. Treasury Bonds                      7.88  02/15/21  3,400,000    4,184,125
U.S. Treasury Bonds                      7.63  11/15/22  2,775,000    3,349,078
U.S. Treasury Bonds                      7.63  02/15/25  3,800,000    4,624,125
U.S. Treasury Bonds                      7.50  11/15/24  4,600,000    5,515,685
U.S. Treasury Bonds                      7.25  08/15/22  3,400,000    3,937,625
U.S. Treasury Bonds                      7.13  02/15/23  6,300,000    7,209,563
U.S. Treasury Bonds                      6.88  08/15/25  5,050,000    5,644,951
U.S. Treasury Bonds                      6.75  08/15/26  4,150,000    4,581,857
U.S. Treasury Bonds                      6.63  02/15/27  3,650,000    3,975,076
U.S. Treasury Bonds                      6.50  11/15/26  3,600,000    3,855,373
U.S. Treasury Bonds                      6.38  08/15/27  4,750,000    5,033,513
U.S. Treasury Bonds                      6.25  08/15/23  8,225,000    8,500,019
U.S. Treasury Bonds                      6.13  11/15/27  4,150,000    4,266,719
U.S. Treasury Bonds                      6.00  02/15/26  7,275,000    7,286,364
                                                                   ------------
                                                                   $145,921,396
                       TOTAL U.S. TREASURY SECURITIES
                                              - VALUE              $145,921,396
                                              -  COST              $132,008,538
SHORT-TERM INSTRUMENTS-7.24%
CASH EQUIVALENTS-2.77%
Dreyfus Institutional Money Market
 Fund++                                    --        --  1,109,841 $  1,109,841
Janus Institutional Money Market
 Fund++                                    --        --  4,000,000    4,000,000
Merrimac Cash Fund--Premium Class++        --        --  9,700,000    9,700,000
                                                                   ------------
                                                                   $ 14,809,841

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY                          INTEREST   MATURITY
NAME                                RATE       DATE    PRINCIPAL     VALUE
SHORT-TERM INSTRUMENTS (CONTINUED)
REPURCHASE AGREEMENTS-3.92%
Goldman Sachs Repurchase
 Agreement++, dated 2/27/98, due
 3/2/98, with a maturity value
 of $21,009,918 and an effective
 yield of 5.67%, collateralized
 by Federal Home Loan Mortgage
 Corporation obligations with
 rates ranging from 5.50% to
 8.50%, with maturity dates
 ranging from 1/1/01 to 10/1/26
 and with an aggregate market
 value of $21,420,000.                                $21,000,000 $ 21,000,000
U.S. TREASURY BILLS-0.55%
U.S. Treasury Bills                   5.38%* 04/16/98 $   324,000 $    321,894
U.S. Treasury Bills                   5.37%* 04/23/98   2,272,000    2,255,010
U.S. Treasury Bills                   5.34%* 04/30/98      19,000       18,837
U.S. Treasury Bills                   5.15%* 04/02/98     175,000      174,187
U.S. Treasury Bills                   4.48%* 03/12/98     182,000      181,691
                                                                  ------------
                                                                  $  2,951,619
                                                                  ------------
                      TOTAL SHORT-TERM INSTRUMENTS
                                           - VALUE                $ 38,761,460
                                           -  COST                $ 38,760,596
                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(Cost $458,491,674)** (Notes 1 and 3)  106.42% $569,497,394
Other Assets and Liabilities, Net      (6.42)%  (34,360,656)
                                       ------  ------------
TOTAL NET ASSETS                       100.00% $535,136,738
                                       ======  ============

- ------------------------------------------------------------------------------
+ Non-income earning securities.
++ Represents investment of collateral received from securities lending trans-
   actions. See Note 4.
* Yield to maturity.
** Cost for federal income tax purposes is $458,847,329 and net unrealized ap-preciation consists of:

      Gross Unrealized
       Appreciation              $113,117,669
      Gross Unrealized
       Depreciation              $ (2,467,604)
                                 ------------
      NET UNREALIZED
       APPRECIATION              $110,650,065
                                 ============

The accompanying notes are an integral part of these financial statements.

    MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--FEBRUARY 28,
    1998

MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--FEBRUARY 28, 1998 PORTFOLIO OF INVESTMENTS

                                              INTEREST  MATURITY
  PRINCIPAL  SECURITY NAME                      RATE      DATE      VALUE

             CORPORATE BONDS & NOTES-24.33%
             AEROSPACE & DEFENSE-1.10%
  $1,000,000 Lockheed Martin Corp                 6.85% 05/15/01 $  1,021,707
             AUTO PARTS & EQUIPMENT-1.09%
  $1,000,000 Goodyear Tire & Rubber Co            6.63% 12/01/06 $  1,016,193
             AUTOMOBILES-0.63%
 $   500,000 Ford Motor Co                        8.88% 04/01/06 $    576,943
             BANK & FINANCE-11.22%
 $   500,000 ABN Amro Bank NV                     7.30% 12/01/26 $    502,283
     500,000 African Development Bank             7.75  12/15/01      531,738
   1,000,000 American General Finance             5.88  07/01/00      995,191
   1,000,000 CIT Group Holdings                   6.63  06/15/05    1,015,021
   1,000,000 Commercial Credit Corp               8.70  06/15/10    1,175,599
   1,000,000 Dresdner Bank AG                     6.63  09/15/05    1,008,626
     500,000 First Union Corp                     6.63  07/15/05      509,209
   1,000,000 General Motors Acceptance Corp       7.12  05/01/03    1,039,903
   1,000,000 Household Finance Corp               6.70  06/15/02    1,013,522
   1,000,000 KFW International Finance            7.63  02/15/04    1,076,611
     500,000 Lehman Brothers Inc                  9.88  10/15/00      539,406
   1,000,000 Mellon Capital II                    7.99  01/15/27    1,055,517
                                                                 ------------
                                                                 $ 10,462,626
             BEVERAGES-1.24%
  $1,000,000 Coca-Cola Enterprises                8.00% 09/15/22 $  1,149,805
             CHEMICALS-1.15%
 $   500,000 Dow Chemical Co                      8.62% 04/01/06 $    567,437
     500,000 Dupont Corp                          6.00  12/01/01      500,989
                                                                 ------------
                                                                 $  1,068,426
             ELECTRONICS-1.11%
  $1,000,000 Raytheon Co                          7.38% 07/15/25 $  1,032,767
             ENERGY & RELATED-1.12%
  $1,000,000 Phillips 66 Capital Trust II         8.00% 01/15/37 $  1,040,566
             ENTERTAINMENT & LEISURE-0.56%
 $   500,000 Disney (Walt) Co                     6.75% 03/30/06 $    518,732
             FOOD & RELATED-1.17%
 $   500,000 Archer-Daniels-Midland Co            8.38% 04/15/17 $    587,786
     500,000 McDonald's Corp                      6.75% 02/15/03      506,888
                                                                 ------------
                                                                 $  1,094,674
             INSURANCE-1.10%
  $1,000,000 Aetna Services Inc                   7.12% 08/15/06 $  1,028,984

MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--FEBRUARY 28, 1998 PORTFOLIO OF INVESTMENTS

                                              INTEREST   MATURITY
  PRINCIPAL  SECURITY NAME                      RATE       DATE       VALUE

             CORPORATE BONDS & NOTES (CONTINUED)
             INVESTMENT BANKING & BROKERAGE-1.08%
  $1,000,000 Salomon Inc                           7.00%  05/15/99 $  1,010,214
             TRANSPORTATION-1.20%
  $1,000,000 Norfolk Southern Corp                 7.80%  05/15/27 $  1,122,163
             UTILITIES-0.56%
 $   500,000 Virginia Electric & Power Co          7.38%  07/01/02 $    523,618
                                                                   ------------
             TOTAL CORPORATE BONDS & NOTES                         $ 22,667,418
             (Cost $21,941,430)
             FOREIGN GOVERNMENT BONDS & NOTES++-2.53%
  $1,000,000 British Columbia (province Of)        6.50%  01/15/26 $  1,009,830
     750,000 Ontario (Province Of)                 7.63   06/22/04      809,722
     500,000 Victoria (Province Of)                8.45   10/01/01      543,367
                                                                   ------------
             TOTAL FOREIGN GOVERNMENT BONDS & NOTES                $  2,362,919
             (Cost $2,181,921)
             U.S. GOVERNMENT AGENCY SECURITIES-11.71%
             FEDERAL AGENCY-OTHER-3.59%
   1,285,000 Financing Corp                        9.80   04/06/18    1,808,826
  $1,000,000 Tennessee Valley Authority            8.38%  10/01/99 $  1,039,756
     500,000 Tennessee Valley Authority            6.13   07/15/03      500,275
                                                                   ------------
                                                                   $  3,348,857
             FEDERAL HOME LOAN MORTGAGE CORPORATION-
             0.77%
             Federal Home Loan Mortgage
 $   700,000 Corp                                  7.22%  05/17/05 $    718,945
             FEDERAL NATIONAL MORTGAGE ASSOCIATION-
             6.82%
             Federal National Mortgage
 $   500,000 Assoc                                 7.55%  04/22/02      531,160
             Federal National Mortgage
   1,000,000 Assoc                                 6.77   01/19/06      990,787
             Federal National Mortgage
     500,000 Assoc                                 6.70   08/10/01      505,203
             Federal National Mortgage
   1,000,000 Assoc                                 6.33   09/09/03      981,951
             Federal National Mortgage
   1,000,000 Assoc                                 5.91   02/25/00    1,003,293
             Federal National Mortgage
   2,000,000 Assoc                                 5.75   02/15/08    1,979,956
             Federal National Mortgage
   1,000,000 Assoc                                 0.00   07/05/14      365,576
                                                                   ------------
                                                                   $  6,357,926
             STUDENT LOAN MARKETING ASSOCIATION-0.53%
 $   500,000 Student Loan Marketing Assoc          5.88%  02/06/01 $    496,642
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES               $ 10,922,370
             (Cost $10,650,875)

    MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--FEBRUARY 28,
    1998

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                   INTEREST   MATURITY
  PRINCIPAL  SECURITY NAME           RATE       DATE       VALUE

             U.S. TREASURY SECURITIES-58.98%
             U.S. TREASURY BONDS-16.34%
  $1,100,000 U.S. Treasury Bonds       12.00%  08/15/13 $  1,623,875
   1,150,000 U.S. Treasury Bonds       11.25   02/15/15    1,803,344
     500,000 U.S. Treasury Bonds        9.13   05/15/09      586,406
   2,450,000 U.S. Treasury Bonds        8.13   08/15/19    3,072,452
   1,700,000 U.S. Treasury Bonds        7.88   02/15/21    2,092,063
   1,400,000 U.S. Treasury Bonds        7.63   02/15/25    1,703,625
     500,000 U.S. Treasury Bonds        7.25   05/15/16      570,625
   1,000,000 U.S. Treasury Bonds        7.12   02/15/23    1,144,375
   1,500,000 U.S. Treasury Bonds        6.50   11/15/26    1,606,406
   1,000,000 U.S. Treasury Bonds        6.13   11/15/27    1,028,125
                                                        ------------
                                                        $ 15,231,296
             U.S. TREASURY NOTES-42.64%
  $3,400,000 U.S. Treasury Notes        9.13%  05/15/99 $  3,539,186
   2,300,000 U.S. Treasury Notes        7.88   08/15/01    2,463,155
   2,700,000 U.S. Treasury Notes        7.50   11/15/01    2,869,592
     800,000 U.S. Treasury Notes        7.25   08/15/04      868,500
     400,000 U.S. Treasury Notes        7.12   09/30/99      409,250
   1,000,000 U.S. Treasury Notes        7.12   02/29/00    1,029,062
   1,500,000 U.S. Treasury Notes        7.00   07/15/06    1,625,625
   1,200,000 U.S. Treasury Notes        6.88   08/31/99    1,222,500
   2,250,000 U.S. Treasury Notes        6.50   05/31/01    2,310,469
   2,000,000 U.S. Treasury Notes        6.50   05/15/05    2,095,000
     700,000 U.S. Treasury Notes        6.50   10/15/06      736,531
   1,000,000 U.S. Treasury Notes        6.38   01/15/00    1,013,750
   1,600,000 U.S. Treasury Notes        6.25   03/31/99    1,612,499
   1,800,000 U.S. Treasury Notes        6.25   05/31/00    1,825,312
   1,000,000 U.S. Treasury Notes        6.25   01/31/02    1,021,562
     700,000 U.S. Treasury Notes        6.25   02/15/03      718,813
   1,000,000 U.S. Treasury Notes        6.13   08/15/07    1,030,937
   3,000,000 U.S. Treasury Notes        6.00   08/15/99    3,018,750
   1,000,000 U.S. Treasury Notes        6.00   10/15/99    1,006,562
   1,000,000 U.S. Treasury Notes        5.88   11/15/99    1,004,687
   1,000,000 U.S. Treasury Notes        5.88   02/15/04    1,014,062
   2,500,000 U.S. Treasury Notes        5.88   11/15/05    2,526,563
     600,000 U.S. Treasury Notes        5.75   08/15/03      603,187
     600,000 U.S. Treasury Notes        5.63   11/30/00      600,937
   1,000,000 U.S. Treasury Notes        5.63   02/28/01    1,001,250
     700,000 U.S. Treasury Notes        5.50   01/31/03      697,845
   1,900,000 U.S. Treasury Notes        5.38   01/31/00    1,893,468
                                                        ------------
                                                        $ 39,759,054

MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--FEBRUARY 28, 1998 PORTFOLIO OF INVESTMENTS

 PRINCIPAL/                                  INTEREST    MATURITY
   SHARES    SECURITY NAME                     RATE        DATE       VALUE

             U.S. TREASURY SECURITIES (CONTINUED)
             TOTAL U.S. TREASURY SECURITIES                        $ 54,990,350
             (Cost $53,448,281)
             SHORT TERM INSTRUMENTS-8.38%
             U.S. TREASURY BILLS-1.79%
     990,000 U.S. Treasury Bills                  5.37%*  04/23/98      982,597
     593,000 U.S. Treasury Bills                  5.34*   04/30/98      587,906
     100,000 U.S. Treasury Bills                  4.85*   03/26/98       99,629
                                                                   ------------
                                                                   $  1,670,132
             CASH EQUIVALENTS-3.37%
   1,145,500 Dreyfus Institutional Money Market
             Fund+                                                 $  1,145,500
     500,000 Janus Institutional Money Market Fund+                     500,000
   1,500,000 Merrimac Cash Fund--Premium Class+                       1,500,000
                                                                   ------------
                                                                   $  3,145,500
             REPURCHASE AGREEMENTS-3.22%
  $3,000,000 Goldman Sachs Repurchase
             Agreement +, dated 2/27/98,
             due 3/2/98, with a maturity
             value of $3,001,417 and an
             effective yield of 5.67%,
             collateralized by a Federal
             Home Loan Mortgage
             Corporation obligation with a
             Rate of 7.50%, with a
             maturity date of 1/1/28 and
             with a market value of
             $3,060,000.                                           $  3,000,000
                                                                   ------------
             TOTAL SHORT TERM INSTRUMENTS                          $  7,815,632
             (Cost $7,815,221)

            TOTAL
            INVESTMENT IN
            SECURITIES
            (Cost
            $96,037,728)**
            (Notes 1 and 3) 105.93%     $ 98,758,689
            Other Assets    (5.93)%       (5,524,558)
            and
            Liabilities,
            Net
                            ------      ------------
            TOTAL NET       100.00%     $ 93,234,131
            ASSETS
                            ======      ============
- -----------------------------------------------------

+ Represents investment of collateral received from securities lending transac-tions. See Note 4.
++ Investment is denominated in U.S. Dollars.
*  Yield to maturity.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized Appreciation  $3,160,717
      Gross Unrealized Depreciation    (439,756)
                                     ----------
      NET UNREALIZED APPRECIATION    $2,720,961
                                     ==========

The accompanying notes are an integral part of these financial statements.

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28, 1998

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS-89.46%
ADVERTISING-1.77%
Ha-Lo Industries Inc+            98,000 $  2,897,125
Snyder Communications Inc+       32,000    1,314,000
                                        ------------
              TOTAL ADVERTISING
                        - VALUE         $  4,211,125
                        -  COST         $  1,949,051
AEROSPACE & DEFENSE-0.45%
BE Aerospace Inc+                36,000 $  1,059,750
                                        ------------
      TOTAL AEROSPACE & DEFENSE
                        - VALUE         $  1,059,750
                        -  COST         $    983,861
AIRLINES-0.90%
Atlas Air Inc+                   71,500 $  2,127,125
                                        ------------
                 TOTAL AIRLINES
                        - VALUE         $  2,127,125
                        -  COST         $  2,668,046
APPAREL-1.15%
Tommy Hilfiger Corp+             51,000 $  2,731,688
                                        ------------
                  TOTAL APPAREL
                        - VALUE         $  2,731,688
                        -  COST         $  2,342,044
BANK & FINANCE-3.52%
Ahmanson (H F) & Co              36,000 $  2,247,750
C.I.T. Group Inc Class A+        28,200      930,600
ContiFinancial Corp+             44,000    1,193,500
MGIC Investment Corp              9,000      663,188
Security Capital Group Class B+  20,000      618,750
SLM Holding Corp                 65,000    2,685,313
                                        ------------
           TOTAL BANK & FINANCE
                        - VALUE         $  8,339,101
                        -  COST         $  8,094,144
BASIC INDUSTRIES-0.52%
Fort James Corp                  27,000 $  1,225,125
                                        ------------
         TOTAL BASIC INDUSTRIES
                        - VALUE         $  1,225,125
                        -  COST         $  1,171,673

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES    VALUE

COMMON STOCKS (CONTINUED)
BIOTECHNOLOGY-0.33%
Medimmune Inc+                       15,000 $    778,125
                                            ------------
               TOTAL BIOTECHNOLOGY
                           - VALUE          $    778,125
                           -  COST          $    666,648
BROADCASTING-2.82%
Chancellor Media Corp Class A        37,000 $  1,655,750
Clear Channel Communications Inc+    21,000    1,903,125
Jacor Communications Inc+            54,000    3,125,250
                                            ------------
                TOTAL BROADCASTING
                           - VALUE          $  6,684,125
                           -  COST          $  5,053,562
BUSINESS SERVICES-7.60%
Accustaff Inc+                      184,500 $  5,212,125
Cendant Corp+                       103,333    3,874,988
Concord EFS Inc+                    148,500    4,622,063
Quintiles Transnational Corp         88,000    4,301,000
                                            ------------
           TOTAL BUSINESS SERVICES
                           - VALUE          $ 18,010,176
                           -  COST          $ 13,444,242
COMPUTER SOFTWARE-17.40%
Altera Corp+                         15,000 $    646,875
America Online Inc+                  45,500    5,511,188
Bay Networks Inc+                    57,000    1,930,875
Cambridge Technology Partners Inc+   37,000    1,683,500
Checkfree Holdings Corp+             84,000    1,806,000
Envoy Corp+                          83,000    3,371,875
Gartner Group Inc Class A+           22,000      877,250
HBO & Co                            138,000    7,469,250
Manugistics Group Inc                25,000      996,875
Microsoft Corp                       33,000    2,796,750
Networks Associates Inc+             76,708    4,957,255
Sterling Commerce Inc+              128,000    5,840,000
Veritas Software Corp                59,000    3,355,625
                                            ------------
           TOTAL COMPUTER SOFTWARE
                           - VALUE          $ 41,243,318
                           -  COST          $ 25,697,648

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28, 1998

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES    VALUE

COMMON STOCKS (CONTINUED)
COMPUTER SYSTEMS-2.30%
Cisco Systems Inc                 63,750 $  4,199,531
Comverse Technology Inc+          27,000    1,262,250
                                         ------------
          TOTAL COMPUTER SYSTEMS
                         - VALUE         $  5,461,781
                         -  COST         $  3,542,891
ELECTRONICS-2.03%
Analog Devices Inc+               53,001 $  1,709,282
KLA Instruments Corp+             18,000 $    830,812
Novellus System Inc               18,000      862,875
Teradyne Inc+                     30,000    1,415,625
                                         ------------
               TOTAL ELECTRONICS
                         - VALUE         $  4,818,594
                         -  COST         $  4,519,967
ENERGY & RELATED-3.85%
Diamond Offshore Drilling Inc     32,000 $  1,450,000
Ensco International Inc           81,000    2,359,125
Reading & Bates Falcon Corp+      44,000    1,166,000
Santa Fe International Corp       67,000    2,374,313
Tosco Corp                        48,000    1,782,000
                                         ------------
          TOTAL ENERGY & RELATED
                         - VALUE         $  9,131,438
                         -  COST         $  8,488,869
ENGINEERING & CONSTRUCTION-0.83%
Centex Corp                       27,000 $  1,972,688
                                         ------------
TOTAL ENGINEERING & CONSTRUCTION
                         - VALUE         $  1,972,688
                         -  COST         $  1,668,510
ENTERTAINMENT & LEISURE-1.04%
Family Golf Centers Inc+          73,000 $  2,454,625
                                         ------------
   TOTAL ENTERTAINMENT & LEISURE
                         - VALUE         $  2,454,625
                         -  COST         $  1,487,940

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES     VALUE

COMMON STOCKS (CONTINUED)
ENVIRONMENTAL CONTROL-2.27%
Philip Services Corp +             221,000 $  2,113,313
U.S. Filter Corp +                  31,000    1,052,063
U.S.A. Waste Services Inc +         53,500    2,226,938
                                           ------------
      TOTAL ENVIRONMENTAL CONTROL
                          - VALUE          $  5,392,314
                          -  COST          $  6,180,373
FOOD & RELATED-1.36%
Flowers Industries Inc              19,000 $    483,313
Keebler Foods Co +                  25,000      784,375
Suiza Foods Corp +                  30,000    1,944,375
                                           ------------
             TOTAL FOOD & RELATED
                          - VALUE          $  3,212,063
                          -  COST          $  3,013,294
FURNITURE & APPLIANCES-0.17%
Steelcase Inc +                     11,500 $    414,719
                                           ------------
     TOTAL FURNITURE & APPLIANCES
                          - VALUE          $    414,719
                          -  COST          $    322,000
HEALTHCARE-7.34%
Cardinal Health Inc                 14,000 $  1,146,250
Genesis Health Ventures Inc +      185,000    5,365,000
Healthsouth Corp                   212,000    5,724,000
Total Renal Care Holdings          160,200    5,156,426
                                           ------------
                 TOTAL HEALTHCARE
                          - VALUE          $ 17,391,676
                          -  COST          $ 10,937,933
HOSPITAL & MEDICAL SUPPLIES-2.99%
Guidant Corp                        42,500 $  3,099,844
Tenet Healthcare Corp +            107,000    3,992,438
                                           ------------
TOTAL HOSPITAL & MEDICAL SUPPLIES
                          - VALUE          $  7,092,282
                          -  COST          $  5,827,374
INSURANCE-3.89%
Conseco Inc                         63,000 $  2,957,063
Humana Inc+                         51,000    1,297,313

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28, 1998

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
PMI Group Inc                    23,000 $  1,673,250
Providian Financial Corp         58,000    3,291,500
                                        ------------
                TOTAL INSURANCE
                        - VALUE         $  9,219,126
                        -  COST         $  7,881,482
LODGING-0.53%
CapStar Hotel Co+                37,000 $  1,248,750
                                        ------------
                  TOTAL LODGING
                        - VALUE         $  1,248,750
                        -  COST         $  1,285,073
MANUFACTURING-0.44%
Hexcel Corp+                     40,000 $  1,052,500
                                        ------------
            TOTAL MANUFACTURING
                        - VALUE         $  1,052,500
                        -  COST         $    983,603
METAL FABRICATORS-0.69%
Steel Dynamics Inc+              86,000 $  1,634,000
                                        ------------
        TOTAL METAL FABRICATORS
                        - VALUE         $  1,634,000
                        -  COST         $  2,177,125
PHARMACEUTICALS-5.15%
BioChem Pharma Inc               89,000 $  1,996,938
Elan Corp PLC ADR (Ireland)+     25,000    1,551,563
Forest Labs Inc Class A+         21,000    1,313,813
Henry Schein Inc+                39,000    1,589,250
McKesson Corp                    34,000    1,772,250
Omnicare Inc                     33,000    1,221,000
PharMerica Inc+                  82,000    1,066,000
Watson Pharmaceutical Inc        47,000    1,686,125
                                        ------------
          TOTAL PHARMACEUTICALS
                        - VALUE         $ 12,196,939
                        -  COST         $ 10,871,910
PUBLISHING-0.27%
Peterson Companies Inc Class A+  25,000 $    640,625
                                        ------------
               TOTAL PUBLISHING
                        - VALUE         $    640,625
                        -  COST         $    449,980

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
REAL ESTATE-0.96%
FelCor Suite Hotels Inc REIT     40,000 $  1,435,000
Mack-Cali Realty Corp REIT       22,000      830,500
                                        ------------
             TOTAL REAL ESTATE
                       - VALUE          $  2,265,500
                       -  COST          $  2,320,248
RETAIL & RELATED-8.27%
CompUSA Inc+                     54,000 $  1,890,000
Consolidated Stores Corp         15,000      616,875
Corporate Express Inc+          195,000    1,974,375
Dollar Tree Stores Inc           15,000      650,625
Eagle Hardware & Garden Inc+    108,000    2,045,250
Gymboree Co+                     64,000    1,720,000
Office Depot Inc+               158,500    4,358,750
Proffitt's Inc                   77,500    2,625,313
Rite Aid Corp                   115,000    3,723,125
                                        ------------
        TOTAL RETAIL & RELATED
                       - VALUE          $ 19,604,313
                       -  COST          $ 18,830,127
SERVICES-0.83%
Corrections Corp of America+     51,500 $  1,969,875
                                        ------------
                TOTAL SERVICES
                       - VALUE          $  1,969,875
                       -  COST          $  2,054,964
TELECOMMUNICATIONS-6.92%
360 Communications Co+           66,000 $  1,749,000
Advanced Fibre Communication     36,000    1,077,750
Ciena Corp+                      20,000      838,750
Cincinnati Bell Inc              25,000      800,000
LCI International Inc+          188,000    6,204,000
NEXTEL Communications Class A+   40,500    1,197,281
Pairgain Technologies Inc+      105,000    2,113,125
Tellabs Inc+                     40,000    2,415,000
                                        ------------
      TOTAL TELECOMMUNICATIONS
                       - VALUE          $ 16,394,906
                       -  COST          $ 12,266,878

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28, 1998

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK
MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES                VALUE

COMMON STOCKS (CONTINUED)
UTILITIES-0.87%
AES Corp                                   47,000         $  2,068,000
                                                          ------------
                                  TOTAL UTILITIES
                                          - VALUE         $  2,068,000
                                          -  COST         $  2,053,639
                              TOTAL COMMON STOCKS
                                          - VALUE         $212,046,372
                                          -  COST         $169,235,099
WARRANTS-1.44%
Intel Corp expires 03/14/98                50,000         $  3,425,000
Checkers Drive In Restaurants
 expires 12/22/2000+                        5,095                  955
                                                          ------------
                                   TOTAL WARRANTS
                                          - VALUE         $  3,425,955
                                          -  COST         $    662,500

     TOTAL INVESTMENTS IN
        SECURITIES (Cost
             $169,897,599)*
             (Notes 1 and 3)               90.90%         $215,472,327
             Other Assets                   9.10%           21,576,450
             and Liabilities,
             Net
                                              ------      ------------
             TOTAL NET ASSETS                 100.00%     $237,048,777
                                              ======      ============

- ------------------------------------------------------------------------------
+ Non-Income earning securities.
* Cost for federal income tax purposes is $170,068,503 and net unrealized ap-preciation consists of:

      Gross Unrealized
       Appreciation                $50,026,168
      Gross Unrealized
       Depreciation                $(4,622,344)
                                   -----------
      NET UNREALIZED APPRECIATION  $45,403,824
                                   ===========

The accompanying notes are an integral part of these financial statements.

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS
PERCENT OF NET ASSETS                           23.63%                   48.34%
ADVERTISING
PERCENT OF NET ASSETS                            0.03%                    0.04%
Omnicom Group                         776 $     35,502       1,340 $     61,305
Outdoor Systems Inc                     0          --          600       17,888
                                          ------------             ------------
           TOTAL ADVERTISING
                     - VALUE              $     35,502             $     79,193
                     -  COST              $     15,003             $     37,316
AEROSPACE & DEFENSE
PERCENT OF NET ASSETS                            0.28%                    0.71%
Allied Signal Inc                     922 $     39,243       4,665 $    198,554
Boeing Co                           1,742       94,504       8,317      451,197
Briggs & Stratton Corp                 52        2,304         268       11,876
Coltec Industries+                    200        5,213         500       13,031
Gencorp Inc                             0          --            0          --
General Dynamics Corp                  63        5,465         602       52,224
Gulfstream Aerospace Corp+              0          --          400       16,200
Lockheed Martin Corp                  360       42,008       1,699      198,252
Newport News Shipbuilding              64        1,749         293        7,979
Northrop Grumman Corp                 139       19,321         554       77,006
Primex Technologies Inc                47        2,033          56        2,422
Rockwell International Corp           320       19,360       1,879      113,680
Sequa Corp Class A+                   110        8,271           0          --
Stewart & Stevenson Services          364        8,895         380        9,286
Sundstrand Corp                       326       19,723         560       33,880
Textron Inc                           267       20,008       1,469      110,083
United Technologies Corp              406       36,261       2,001      178,714
                                          ------------             ------------
   TOTAL AEROSPACE & DEFENSE
                     - VALUE              $    324,358             $  1,474,384
                     -  COST              $    251,064             $  1,062,982
AIRLINES
PERCENT OF NET ASSETS                            0.24%                    0.48%
Airtran Holdings Inc+                 300 $      1,744         200 $      1,163
Amr Corp+                             137       17,339         796      100,744
British Airways PLC ADR (UK)          760       72,200       2,400      228,000
Comair Holdings Inc                     0          --          600       15,975
Continental Airlines Class
 B+                                     0          --          500       25,125
Delta Air Lines Inc                   141       15,942         664       75,074
Fdx Corp+                             232       14,776       1,287       81,966
Japan Air Lines Co ADR
 (Japan)                            9,808       78,464      31,600      252,800
KLM Royal Dutch Airlines ADR
 (NetherLands)                        313       11,464       1,024       37,493
Northwest Airlines Corp
 Class A+                             400       23,550         700       41,213

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
                   69.76%                   85.55%                   99.42%

                    0.05%                    0.06%                    0.09%
      3,040  $    139,080       2,520 $    115,290       6,116 $    279,807
      1,350        40,247       1,050       31,303       2,350       70,059
             ------------             ------------             ------------
             $    179,327             $    146,593             $    349,866
             $     78,337             $     79,178             $    203,852
                    1.05%                    1.26%                    1.22%
     11,296  $    480,786       9,737 $    414,431      16,337 $    695,344
     19,888     1,078,924      17,157      930,767      28,885    1,567,011
        557        24,682         459       20,339         829       36,735
        700        18,244         900       23,456       1,800       46,913
        485        13,216           0          --            0          --
      1,301       112,862       1,112       96,466       1,846      160,140
        900        36,450         700       28,350       1,600       64,800
      3,890       453,914       3,368      393,004       5,597      653,100
        616        16,775         465       12,677         846       23,065
      1,368       190,152       1,184      164,576       1,973      274,247
        108         4,662          86        3,711         126        5,450
      4,164       251,922       3,548      214,654       6,051      366,085
        137        10,301         102        7,669           0          --
        495        12,097         365        8,920         845       20,650
      1,090        65,945         930       56,265       2,090      126,445
      3,286       246,245       2,844      213,122       4,768      357,302
      4,657       415,928       4,040      360,823       6,710      599,287
             ------------             ------------             ------------
             $  3,433,105             $  2,949,230             $  4,996,574
             $  2,331,805             $  2,008,448             $  4,079,521
                    0.69%                    0.89%                    0.94%
        400  $      2,325         200 $      1,163         700 $      4,069
      1,842       233,128       1,596      201,994       2,602      329,316
      5,425       515,375       4,900      465,500       9,050      859,750
      1,200        31,950       1,000       26,625       2,100       55,913
        900        45,225         900       45,225       1,900       95,475
      1,443       163,149       1,275      144,155       2,175      245,911
      2,958       188,388       2,489      158,518       4,458      283,919
     72,475       579,800      73,774      590,192     118,787      950,296
      2,358        86,362       2,198       80,502       3,980      145,767
      1,500        88,313       1,300       76,538       2,800      164,850

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Southwest Airlines Co                346 $      9,926       1,869 $     53,617
Ual Corp+                            300       25,538         600       51,075
USAir Group Inc+                     133        8,421         663       41,976
                                         ------------             ------------
             TOTAL AIRLINES
                    - VALUE              $    279,364             $  1,006,221
                    -  COST              $    268,600             $    962,134
APPAREL
PERCENT OF NET ASSETS                           0.09%                    0.18%
CVS Corp                             647 $     47,918       1,408 $    104,280
Fruit of the Loom Inc Class
 A+                                  117        3,759         655       21,042
Hartmarx Corp+                        81          658         230        1,869
Land's End Inc+                        0          --            0          --
Liz Claiborne Inc                     91        4,550         585       29,250
Nike Inc Class B                     383       16,804       2,411      105,783
Nine West Group Inc+                 200        5,500         300        8,250
Oshkosh B'Gosh Class A                26        1,021          49        1,923
Phillips Van Heusen Corp               0          --            0          --
Reebok International Ltd+             97        3,025         429       13,379
Russell Corp                          75        2,034         298        8,083
Stride Rite Corp                      63          772         375        4,594
VF Corp                              130        6,199       1,211       57,750
Warnaco Group Inc Class A            300       11,138         500       18,563
                                         ------------             ------------
              TOTAL APPAREL
                    - VALUE              $    103,378             $    374,766
                    -  COST              $     66,123             $    279,742
AUTO PARTS & EQUIPMENT
PERCENT OF NET ASSETS                           0.13%                    0.34%
Bandag Inc                             0 $        --          100 $      5,606
Bandag Inc Class A                   100        5,163         100        5,163
Breed Technologies Inc                 0          --            0          --
Cooper Tire & Rubber Co              125        2,883         649       14,968
Dana Corp                            152        8,294         891       48,615
Deluxe Corp                          174        5,927         749       25,513
Eaton Corp                            86        8,261         684       65,707
Echlin Inc                           105        5,309         596       30,135
Genuine Parts Co                     359       13,283       1,644       60,828
Goodyear Tire & Rubber Co            247       17,074       1,345       92,973
Illinois Tool Works Inc              359       21,518       2,013      120,654
ITT Industries Inc                   236        8,083       1,081       37,024
Lear Corp+                           200       10,575         500       26,438
Mascotech Inc                          0          --          300        6,225
Meritor Automotive Inc                70        1,750         730       18,250
Modine Manufacturing Co              309       10,815         250        8,750

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      4,134  $    118,594       3,688 $    105,800       8,366 $    240,000
      1,200       102,150       1,100       93,638       2,300      195,788
      1,493        94,526       1,470       93,069       3,462      219,188
             ------------             ------------             ------------
             $  2,249,285             $  2,082,919             $  3,790,242
             $  2,046,107             $  1,921,042             $  3,594,674
                    0.27%                    0.31%                    0.35%
      3,219  $    238,407       2,749 $    203,598       6,670 $    493,997
      1,442        46,324       1,151       36,976       2,093       67,238
        389         3,161         354        2,876         618        5,021
        547        21,538           0          --            0          --
      1,399        69,950       1,114       55,700       2,028      101,400
      5,819       255,309       4,986      218,761       8,402      368,638
        300         8,250         400       11,000       1,000       27,500
        228         8,949          85        3,336         222        8,714
        410         5,330         290        3,770           0          --
      1,041        32,466         923       28,786       2,094       65,307
        752        20,398         721       19,557       1,106       30,000
        893        10,939         707        8,661       1,450       17,763
      2,454       117,025       2,031       96,853       3,491      166,477
      1,000        37,125         800       29,700       2,100       77,963
             ------------             ------------             ------------
             $    875,171             $    719,574             $  1,430,018
             $    639,350             $    537,857             $  1,249,550
                    0.48%                    0.57%                    0.63%
        200  $     11,213         100 $      5,606         300 $     16,819
        200        10,325         200       10,325         400       20,650
          0           --            0          --          100        2,175
      1,631        37,615       1,228       28,321       2,207       50,899
      2,102       114,690       1,794       97,885       3,057      166,798
      1,621        55,215       1,377       46,904       2,299       78,310
      1,574       151,202       1,294      124,305       2,219      213,163
      1,252        63,304       1,080       54,608       1,781       90,052
      3,574       132,238       3,049      112,795       5,151      190,587
      3,108       214,840       2,687      185,739       4,471      309,058
      4,572       274,034       3,904      233,996       9,687      580,614
      2,416        82,748       1,944       66,582       3,542      121,313
      1,000        52,875         800       42,300       1,800       95,175
          0           --          400        8,300         800       16,600
      1,418        35,450       1,232       30,800       4,310      107,750
        465        16,275         335       11,725         500       17,500

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Navistar International Corp+          134 $      4,070         681 $     20,685
PACCAR Inc                            103        6,521         687       43,496
Pep Boys-Manny Moe & Jack              59        1,512         599       15,349
Strattec Security Corp+                10          263          28          737
Superior Industries
 International Inc                    322       10,002         260        8,076
TRW Inc                               231       12,662       1,060       58,101
                                          ------------             ------------
TOTAL AUTO PARTS & EQUIPMENT
                     - VALUE              $    153,965             $    713,293
                     -  COST              $    116,710             $    513,307
AUTOMOBILES
PERCENT OF NET ASSETS                            0.78%                    1.61%
Chrysler Corp                       1,119 $     43,571       5,550 $    216,103
Daimler-Benz
 Aktiengesellschaft ADR
 (Germany)                          4,451      361,087      14,860    1,205,518
Fiat SpA ADR (UK)                   4,288       76,112      14,030      249,033
Ford Motor Co                       2,081      117,707       9,992      565,172
General Motors Corp Class A         1,211       83,483       5,827      401,699
General Motors Class H                500       20,719       1,000       41,438
Harley-Davidson Inc                   736       21,344       1,500       43,500
Hertz Corp. Class A                     0          --          200        7,925
Honda Motor Co Ltd ADR
 (Japan)                              533       37,510       1,895      133,361
Nissan Motor Co Ltd ADR
 (Japan)                            3,635       32,261      11,246       99,808
Toyota Motor Corp ADR
 (Japan)                            2,178      119,518       6,951      381,436
                                          ------------             ------------
           TOTAL AUTOMOBILES
                     - VALUE              $    913,312             $  3,344,993
                     -  COST              $    714,549             $  2,588,596
BANK & FINANCE
PERCENT OF NET ASSETS                            2.85%                    5.64%
Advanta Corp Class B                  163 $      3,586         163 $      3,586
Ahmanson (H F) & Co                   134        8,367         872       54,446
Allied Irish Banks PLC ADR
 (Ireland)                          1,816      140,967       6,002      465,905
American Express Corp                 761       68,538       3,759      338,545
Amsouth Bancorp                       400       22,475         750       42,141
Associates First Capital
 Corp                                 300       24,000         600       48,000
Banc One Corp                       1,142       64,512       5,407      305,484
Banco Bilbao Vizcaya ADR
 (Spain)                            1,440       66,780       4,936      228,907
Banco Central
 Hispanoamericano SA ADR
 (Spain)                            2,016       62,496       6,739      208,909
Banco Santander SA ADR
 (Spain)                            1,085       50,588       3,500      163,188
Bank of New York Inc                  694       40,642       3,102      181,661
BankAmerica Corp                    1,171       90,753       5,713      442,758
BankBoston Corp                       256       25,520       1,302      129,793
Bankers Trust Corp                    194       22,941         869      102,759

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      1,512  $     45,927       1,259 $     38,242       2,284 $     69,377
      1,563        98,957       1,328       84,079       2,218      140,427
      1,272        32,595       1,009       25,856       1,960       50,225
         72         1,895          49        1,289           0          --
        454        14,102         331       10,282         510       15,842
      2,460       134,839       2,140      117,299       3,503      192,008
             ------------             ------------             ------------
             $  1,580,339             $  1,337,238             $  2,545,342
             $  1,130,611             $    943,377             $  1,953,881
                    2.38%                    3.02%                    3.02%
     13,230  $    515,143      11,346 $    441,785      19,164 $    746,198
     33,458     2,714,280      30,441    2,469,526      55,953    4,539,187
     31,770       563,918      28,775      510,756      52,980      940,395
     23,967     1,355,633      20,643    1,167,620      34,675    1,961,305
     14,137       974,569      12,129      836,143      20,415    1,407,359
      2,100        87,019       1,800       74,588       3,900      161,606
      3,018        87,522       2,788       80,852       5,980      173,420
        400        15,850         400       15,850         800       31,700
      4,187       294,660       4,292      302,050       6,944      488,684
     26,944       239,128      27,449      243,610      44,207      392,337
     16,271       892,871      16,569      909,224      26,644    1,462,089
             ------------             ------------             ------------
             $  7,740,593             $  7,052,004             $ 12,304,280
             $  5,887,555             $  5,604,964             $ 10,092,709
                    8.17%                    9.98%                   11.24%
        272  $      5,984         217 $      4,774         380 $      8,360
      1,905       118,943       1,584       98,901       3,115      194,493
     13,553     1,052,052      12,241      950,208      22,591    1,753,626
      8,502       765,711       7,343      661,329      18,051    1,625,718
      1,500        84,281       1,350       75,853       2,950      165,753
      1,400       112,000       1,200       96,000       2,600      208,000
     12,864       726,794      11,105      627,404      18,689    1,055,917
     11,135       516,386      10,083      467,599      18,490      857,474
     15,217       471,727      13,792      427,552      25,532      791,492
      7,900       368,337       7,150      333,369      13,250      617,781
      7,545       441,854       6,423      376,147      10,868      636,457
     13,834     1,072,135      11,961      926,978      20,064    1,554,960
      2,944       293,480       2,509      250,116       4,177      416,395
      1,999       236,382       1,927      227,868       2,875      339,969

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BB&T Corp                            500 $     31,031       1,127 $     69,944
Bear Stearns Co Inc                  500       23,313       1,055       49,189
Beneficial Corp                       44        5,192         452       53,336
California Federal Bank                0          --            0          --
Campstead Mortgage Corp                0          --          400        7,600
Capital One Financial Corp             0          --          100        6,719
CCB Financial Corp                     0          --          200       21,725
Centura Banks Inc                      0          --          300       21,263
Charter One Financial Inc            350       21,178         651       39,447
Chase Manhattan Bank                 729       90,442       3,334      413,624
Citicorp                             797      105,603       3,816      505,620
Comdisco Inc                         324       13,507         568       23,658
Comerica Inc                         143       14,416         888       89,522
Commerce Bancshares Inc              157       11,226         357       25,526
Compass Bancshares Inc               400       18,400         600       27,600
ContiFinancial Corp+                   0          --          100        2,713
CoreStates Financial Corp            313       26,429       1,768      149,286
Countrywide Credit
 Industries Inc                    1,304       57,947         945       41,993
Credit Acceptance Corp+              200        1,638         200        1,638
Crescent Operating Inc+                0          --           80        1,590
Crescent Real Estate Co                0          --        1,000       34,063
Crestar Financial Corp               504       27,846       1,140       62,985
Deposit Guaranty Corp                  0          --          400       22,175
Dime Bancorp Inc                     500       15,250       1,200       36,600
Donaldson Lufkin & Jenrette
 Inc                                   0          --          100        8,188
Duke Realty Investments                0          --          700       16,056
Edwards A G & Sons Inc               382       16,068         830       34,912
Equifax Inc                        1,416       50,888       1,265       45,461
Federal Home Loan Mortgage
 Corp                              1,193       56,369       5,834      275,657
Federal National Mortgage
 Assoc                             1,861      118,755       8,434      538,195
Fifth Third Bancorp                  273       21,567       1,282      101,278
Finova Group Inc                     200       11,000         500       27,500
First American Corp                  400       19,150         600       28,725
First Chicago NBD Corp               547       44,957       2,446      201,031
First Commerce Corp                  200       15,800         300       23,700
First Commercial Corp                  0          --          310       20,479
First Empire State Corp                0          --            0          --
First Hawaiian Inc                   200        7,925         200        7,925
First of America Bank Corp           421       32,668         915       71,045
First Security Corp                  842       19,512       1,655       38,375
First Tennessee National
 Corp                                616       19,635       1,280       40,800
First Union Corp                   1,500       79,031       5,195      273,712
First Virginia Banks Inc             338       17,111         570       28,856
Firstar Corp                         600       25,088       1,200       50,175

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      2,752  $    170,796       2,331 $    144,668       3,962 $    245,892
      2,209       102,995       1,969       91,805       4,283      199,695
      1,084       127,912         937      110,566       1,558      183,844
          0           --            0          --          120        3,030
        800        15,200         700       13,300       1,500       28,500
        100         6,719         100        6,719         300       20,156
        300        32,588         300       32,588         600       65,175
        500        35,438         500       35,438       1,000       70,875
      1,402        84,952       1,171       70,955       2,438      147,727
      7,665       950,939       6,695      830,598      16,436    2,039,091
      9,130     1,209,725       7,850    1,040,125      13,167    1,744,628
      1,162        48,420       1,054       43,939       2,263       94,339
      2,078       209,488       1,820      183,479       3,046      307,075
        909        64,994         683       48,835       1,551      110,897
      1,350        62,100       1,150       52,900       2,550      117,300
          0           --          200        5,425         300        8,138
      3,988       336,737       3,412      288,101       5,715      482,560
      2,207        98,074       1,876       83,365       3,064      136,156
          0           --          200        1,638         500        4,094
          0           --            0          --          200        3,975
      2,200        74,938       1,800       61,313       4,000      136,250
      2,170       119,893       2,030      112,158       4,370      241,443
        700        38,806         700       38,806       1,500       83,156
      2,400        73,200       2,300       70,150       4,700      143,350
        200        16,375         200       16,375         500       40,938
      1,300        29,819       1,300       29,819       2,700       61,931
      1,825        76,764       1,565       65,828       3,337      140,363
      2,894       104,003       2,381       85,567       5,671      203,802
     13,847       654,271      11,928      563,598      20,116      950,481
     19,326     1,233,240      16,693    1,065,222      41,421    2,643,178
      2,878       227,362       2,413      190,627       5,977      472,183
      1,200        66,000       1,000       55,000       2,100      115,500
      1,400        67,025       1,100       52,663       2,500      119,688
      5,844       480,304       4,953      407,075       8,377      688,485
        700        55,300         600       47,400       1,300      102,700
        525        34,683         525       34,683       1,140       75,311
        100        47,200         100       47,200         200       94,400
        300        11,888         400       15,850         900       35,663
      1,813       140,848       1,603      124,533       3,587      278,665
      3,292        76,339       2,930       67,928       6,488      150,429
      2,640        84,150       2,400       76,500       5,360      170,850
     12,489       658,014      10,787      568,340      18,101      953,696
      1,186        60,041         941       47,638       2,117      107,173
      2,700       112,894       2,300       96,169       5,000      209,063

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Firstmerit Corp                       300 $      8,831         600 $     17,663
Firstplus Financial Group+              0          --          300        9,900
Fleet Financial Group Inc             466       36,727       2,171      171,102
Franklin Resources Inc                788       40,188       1,600       81,600
GATX Corp                             123        9,533         270       20,925
Golden State Bancorp+                   0          --          400       14,250
Golden West Financial                  64        5,712         500       44,625
Green Tree Financial Inc              256        5,872       1,199       27,502
Greenpoint Financial Corp             200       14,850         400       29,700
Hibernia Corp Class A                 600       12,000       1,400       28,000
Highwood Properties Inc                 0          --          500       17,406
Household International Inc           145       18,832         960      124,680
Huntington Bancshares Inc           1,454       52,162       1,736       62,279
Ing Groep NV Sponsored ADR
 (Netherlands)                         57        3,032          86        4,574
John Nuveen & Co Inc Class A            0          --          100        3,531
Keycorp                               382       26,764       1,894      132,698
Keystone Financial Inc                  0          --          500       20,938
Lehman Brothers Holdings              500       31,531         800       50,450
MBNA Corp                             644       23,063       4,040      144,683
Medaphis Corp+                        800        8,300         900        9,338
Mellon Bank Corp                      437       27,231       2,273      141,636
Mercantile Bancorp                    654       36,379       1,405       78,153
Mercantile Bankshares                 454       15,904         735       25,748
Mercury Financial Corp+             1,800        1,013       1,800        1,013
Merrill Lynch & Co Inc                530       37,928       2,774      198,514
MGIC Investment Corp                  205       15,106         884       65,140
Money Store Inc                       400        9,975         400        9,975
Morgan (J P) & Co Inc                 346       41,347       1,584      189,288
Morgan Stanley Dean Witter            984       68,590       4,717      328,681
National Australia Bank Ltd
 ADR (Australia)                    1,213       84,910       3,931      275,170
National City Corp                    332       21,663       1,900      123,975
NationsBank Corp                    1,662      113,847       7,797      534,095
Northern Trust Corp                   534       40,617         920       69,978
Northfork Bancorp                       0          --          600       20,513
Norwest Corp                        1,247       51,049       6,618      270,924
Old Kent Financial Corp               402       15,502         934       36,017
Old National Bancorp                  346       16,176         231       10,799
Pacific Century Financial
 Corp                                 748       16,129       1,820       39,244
Paine Webber Group Inc                500       21,000       1,000       42,000
Peoples Bank Bridgeport                 0          --          200        7,513
PNC Bank Corp                         519       28,805       2,725      151,237
Price (T Rowe) & Associates           200       13,275         500       33,188

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      1,000  $     29,438       1,100 $     32,381       2,400 $     70,650
        500        16,500         500       16,500       1,200       39,600
      5,078       400,210       4,255      335,347       7,844      618,205
      3,188       162,588       2,939      149,889       6,395      326,145
        502        38,905         417       32,318       1,010       78,275
        800        28,500         800       28,500       1,700       60,563
      1,102        98,354         997       88,982       1,601      142,889
      2,715        62,275       2,337       53,605       3,864       88,631
        800        59,400         700       51,975       1,500      111,375
      2,900        58,000       2,400       48,000       5,600      112,000
      1,000        34,813         800       27,850       1,800       62,663
      2,172       282,089       1,878      243,905       3,055      396,768
      3,826       137,258       3,273      117,419       5,444      195,304
        115         6,117         115        6,117         202       10,744
          0           --            0          --            0          --
      4,337       303,861       3,806      266,658       6,337      443,986
        900        37,688         900       37,688       2,000       83,750
      2,000       126,125       2,100      132,431       2,900      182,881
      9,145       327,505       7,858      281,415      19,491      698,021
      1,100        11,413       1,200       12,450       2,000       20,750
      5,056       315,052       4,332      269,938       7,361      458,682
      2,703       150,354       2,196      122,153      10,010      556,806
      1,219        42,703       1,262       44,209       2,720       95,285
      2,600         1,462       2,400        1,350       4,400        2,475
      6,638       475,032       5,694      407,477       9,612      687,859
      2,091       154,081       1,813      133,595       4,494      331,152
        700        17,456         700       17,456       1,400       34,913
      3,572       426,854       3,030      362,085       5,097      609,091
     10,792       752,033       9,329      650,094      23,052    1,606,436
      8,922       624,540       8,074      565,180      14,848    1,039,360
      4,274       278,878       3,683      240,316       6,145      400,961
     18,748     1,284,238      16,166    1,107,371      27,102    1,856,487
      2,256       171,597       1,976      150,299       3,630      276,107
      1,400        47,863       1,200       41,025       2,500       85,469
     15,085       617,542      12,908      528,421      21,786      891,864
      1,818        70,107       1,686       65,016       3,820      147,309
        463        21,645         347       16,222         810       37,868
      3,314        71,458       2,854       61,539       3,070       66,197
      2,050        86,100       2,000       84,000       4,150      174,300
        500        18,781         400       15,025         900       33,806
      6,122       339,771       5,191      288,100       8,770      486,735
      1,000        66,375         900       59,738       1,900      126,112

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Provident Financial Group               0 $        --          200 $     10,250
Regions Financial Corp                670       26,633       1,400       55,650
Republic New York Corp                102       12,342         491       59,411
Ryder System Inc                      139        5,100         687       25,204
Sabre Group Holding Inc+                0          --          200        6,600
Schwab (Charles) Corp                 278       10,495       2,147       81,049
SLM Holding Corp                      750       30,984       1,700       70,231
Star Banc Corp                        400       23,550         900       52,988
State Street Corp                   1,445       89,319       1,267       78,316
Summit Bancorp                        704       34,980       1,655       82,233
SunTrust Banks Inc                    339       25,001       1,872      138,060
Synovus Financial Corp                925       32,491       1,410       49,526
TCF Financial Corp                    400       13,225         900       29,756
The Fund American Co                    0          --            0          --
U.S. Bancorp                          447       51,433       2,006      230,815
Union Planters Corp                   400       24,725         800       49,450
UnionBanCal Corp                      100        9,313         100        9,313
United Asset Management Corp          500       13,281         700       18,594
Wachovia Corp                         612       48,654       1,744      138,648
Washington Federal Inc                312        8,630         553       15,288
Washington Mutual Inc                 407       27,320       2,089      140,224
Wells Fargo & Co                      156       50,232         674      217,028
Wesco Financial Corp                    0          --            0          --
Westpac Banking Corp ADR
 (Australia)                        1,796       61,962       5,858      202,101
Wilmington Trust Corp                 192       11,880         310       19,181
Zions Bancorp                         400       17,200         700       30,100
                                          ------------             ------------
        TOTAL BANK & FINANCE
                     - VALUE              $  3,313,700             $ 11,734,629
                     -  COST              $  2,090,123             $  6,930,444
BASIC INDUSTRIES
PERCENT OF NET ASSETS                            0.38%                    0.75%
ASARCO Inc                             25 $        553         402 $      8,894
Avery-Dennison Corp                   100        5,050         866       43,733
Baker Hughes Inc                      328       13,428       1,504       61,570
Bemis Co                              142        6,399         448       20,188
Boise Cascade Corp                     69        2,299         503       16,756
Boise Cascade Office
 Products+                              0          --          100        1,806
Bowater Inc                           195        9,653         410       20,295
Broken Hill Propriety Co Ltd
 ADR (Australia)                      790       15,553       2,578       50,754
Champion International Corp           142        7,251         801       40,901
Chesapeake Corp                       256        8,688         200        6,788

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        400  $     20,500         300 $     15,375         700 $     35,875
      2,838       112,811       2,428       96,513       5,380      213,855
      1,090       131,890         902      109,142       1,599      193,479
      1,567        57,489       1,303       47,804       2,160       79,245
        400        13,200         300        9,900         500       16,500
      4,857       183,352       4,245      160,249      10,409      392,940
      3,450       142,528       3,500      144,594       7,000      289,188
      1,700       100,088       1,600       94,200       3,500      206,062
      3,032       187,416       2,515      155,458       6,126      378,663
      3,058       151,920       2,971      147,622       5,018      249,307
      4,154       306,357       3,576      263,730       6,043      445,671
      3,091       108,571       2,815       98,877       6,679      234,600
      2,000        66,125       1,700       56,206       3,700      122,331
          0           --            0          --          100       13,075
      4,493       516,976       3,855      443,566       9,591    1,103,564
      1,600        98,900       1,300       80,356       3,300      203,981
        200        18,625         200       18,625         400       37,250
      1,400        37,188       1,200       31,875       2,600       69,063
      4,095       325,552       3,538      281,271       5,928      471,276
      1,129        31,178         996       27,501       2,037       56,278
      4,648       311,997       4,045      271,521      10,003      671,451
      1,775       571,550       1,624      522,391       2,473      796,306
          0           --            0          --          100       36,400
     13,159       453,986      11,924      411,378      21,965      757,793
        649        40,157         604       37,373       1,375       85,078
      1,200        51,600       1,100       47,300       2,700      116,100
             ------------             ------------             ------------
             $ 26,661,417             $ 23,315,850             $ 45,482,045
             $ 15,240,587             $ 13,348,240             $ 30,421,589
                    1.11%                    1.36%                    1.50%
        875  $     19,359         621 $     13,740       1,370 $     30,311
      1,922        97,061       1,659       83,779       3,873      195,587
      3,398       139,106       2,818      115,362       4,860      198,956
      1,075        48,442         892       40,196       1,634       73,632
      1,147        38,209         996       33,179       1,723       57,397
        800        14,450         200        3,613         400        7,225
        852        42,174         707       34,997       1,675       82,913
      5,741       113,026       5,193      102,237       9,571      188,429
      1,932        98,653       1,643       83,896       2,714      138,584
        361        12,251         266        9,027         650       22,059

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Consolidated Papers Inc                86 $      4,993         280 $     16,258
Crown Vantage Inc+                     21          144          48          330
Cyprus Amax Minerals                  140        2,293         800       13,100
Deltic Timber Corp                    141        3,964         166        4,661
Dover Corp                            310       11,974       1,748       67,517
Fort James Corp                       576       26,136       1,546       70,150
Georgia-Pacific Corp                  137        8,040         793       46,539
Glatfelter (P H) Co                   486        8,535         280        4,918
Harnischfeger Industries Inc          110        3,891         405       14,327
Homestake Mining Co                   222        2,220       1,287       12,870
Ikon Office Solutions Inc             194        6,341       1,228       40,140
Inco Ltd                              236        4,174       1,469       25,983
Longview Fibre Co                     554        8,552         540        8,336
Louisiana-Pacific Corp                123        2,698         942       20,665
LTB Corp                              900       10,856       1,100       13,269
Mark IV Industries Inc                247        5,743         432       10,044
Mead Corp                             112        3,829         975       33,333
Minnesota Mining &
 Manufacturing Co                     685       58,439       3,265      278,545
Mitsubishi Corp ADR (Japan)         3,294       50,115      14,325      217,941
NACCO Industries Inc Class A           18        2,341          48        6,243
Newmont Gold Co                       100        2,925         100        2,925
Newmont Mining Corp                   164        4,746       1,336       38,661
Potlatch Corp                         102        4,418         245       10,612
Rayonier Inc                          156        6,611         250       10,594
Sealed Air Corp+                      200       13,463         400       26,925
Smith International Inc+              214       11,395         400       21,300
St Joe Paper Corp                     300       10,238         300       10,238
Stone Container Corp+                  87          979         850        9,562
U.S. Industries Inc                   292        8,140         757       21,101
Union Camp Corp                        75        4,481         644       38,479
Unisource Worldwide Inc                94        1,281         665        9,061
Varco International Inc               584       14,527           0          --
Varian Associates Inc                 177       10,266         290       16,820
Watts Industries Inc Class A          308        9,259           0          --
Wausau-Mosinee Paper Corp             392        8,477         316        6,834
Westvaco Corp                         206        6,695         932       30,290
Weyerhauser Co                        369       18,427       1,719       85,843
Whitman Corp                           64        1,140         877       15,622
Willamette Industries Inc             219        8,089       1,020       37,676
                                          ------------             ------------
      TOTAL BASIC INDUSTRIES
                     - VALUE              $    439,709             $  1,569,397
                     -  COST              $    384,202             $  1,492,604

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        570  $     33,096         490 $     28,451       1,070 $     62,127
        104           715          81          557         132          907
      1,856        30,392       1,445       23,662       2,934       48,044
        308         8,654         199        5,601         334        9,399
      4,052       156,508       3,718      143,608       8,494      328,081
      4,164       188,942       3,619      164,212       5,963      270,571
      1,889       110,861       1,536       90,144       2,697      158,280
        769        13,506         489        8,588         770       13,523
        998        35,304         854       30,210       1,380       48,818
      2,961        29,610       2,296       22,960       4,626       46,260
      2,671        87,308       2,225       72,730       3,816      124,735
      3,405        60,226       2,750       48,641       5,033       89,021
        890        13,739         575        8,877       1,330       20,532
      2,221        48,723       1,774       38,917       3,116       68,357
      1,900        22,919       2,000       24,125       4,000       48,250
        870        20,228         762       17,717       1,675       38,944
      2,111        72,170       1,940       66,324       3,012      102,973
      7,472       637,455       6,429      548,474      15,846    1,351,862
     33,788       514,051      34,400      523,362      55,390      842,703
        152        19,770         149       19,379         269       34,987
        200         5,850         200        5,850         300        8,775
      3,105        89,851       2,693       77,929       4,461      129,090
        540        23,389         432       18,711         865       37,465
        462        19,577         526       22,289       1,119       47,418
        906        60,985         736       49,542       1,600      107,700
        797        42,440         627       33,388       1,400       74,550
        600        20,475         600       20,475       1,100       37,538
      2,014        22,657       1,479       16,639       3,054       34,358
      1,425        39,722       1,340       37,353       2,001      119,560
      1,374        82,097       1,151       68,772       2,674       36,433
      1,174        15,996       1,092       14,878       2,852       79,500
      1,048        26,069         748       18,607           0          --
        735        42,630         590       34,220       1,265       73,370
        464        13,949         334       10,041           0          --
        572        12,370         407        8,801         371        8,023
      2,103        68,348       1,707       55,477       2,874       93,405
      3,999       199,700       3,441      171,835       5,792      289,238
      2,051        36,533       1,594       28,393       4,065       72,408
      2,262        83,553       1,858       68,630       3,176      117,314
             ------------             ------------             ------------
             $  3,633,099             $  3,168,395             $  6,069,612
             $  3,411,265             $  2,963,119             $  5,947,578

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BEVERAGES
PERCENT OF NET ASSETS                            0.84%                    1.79%
Anheuser-Busch Inc                    852 $     39,938       3,900 $    182,813
Cadbury Schweppes PLC ADR
 (UK)                               1,457       74,307       4,962      253,062
Coca-Cola Co                        4,437      304,766      19,699    1,353,075
Coca-Cola Enterprises Co            1,036       34,253       2,130       70,423
Coors (Adolph) Co Class B              69        2,156         343       10,719
Diageo PLC ADR (UK)                 3,657      152,007      12,095      502,698
Energy Group PLC ADR (UK)               0          --            0          --
Hanson PLC ADR (UK)                 2,529       64,015       8,356      211,511
Kirin Brewery Co ADR (Japan)        1,597      141,534       5,002      443,302
Louis Vuitton Moet Hennessey
 ADR (France)                       1,037       41,221       3,421      135,985
Pepsico Inc                         2,762      100,986      12,152      444,307
Seagrams Co Ltd                       644       24,472       3,275      124,450
                                          ------------             ------------
             TOTAL BEVERAGES
                     - VALUE              $    979,655             $  3,732,345
                     -  COST              $    816,351             $  2,954,926
BIOTECHNOLOGY
PERCENT OF NET ASSETS                            0.03%                    0.03%
Agouron Pharmaceuticals Inc             0 $        --          300 $     11,063
Biogen Inc+                           418       18,444         660       29,123
Chiron Corp+                          496        9,517         892       17,115
Genzyme Corp - General
 Division                             326        9,637         320        9,460
Genzyme Corp - Tissue
 Repair+                               44          319          12           87
Quest Diagnostics Inc+                 46          713         240        3,720
                                          ------------             ------------
         TOTAL BIOTECHNOLOGY
                     - VALUE              $     38,630             $     70,568
                     -  COST              $     29,269             $     64,348
BROADCASTING
PERCENT OF NET ASSETS                            0.16%                    0.30%
British Sky Broadcasting ADR
 (UK)                                 817 $     31,608       2,585 $    100,007
Chancellor Media Corp Class
 A                                      0          --          800       35,800
Clear Channel Communications
 Inc+                                 404       36,613         842       76,306
Hearst-Argyle Television+               0          --          500       17,563
Jacor Communications Inc+               0          --          100        5,788
Kingworld Productions                 204        5,444         580       15,479
LIN Television Corp+                  200       11,025         100        5,513
TCA Cable TV Inc                      266       13,101           0          --
TCI Satellite Entertainment
 Class A+                             107          716         543        3,631
Tele-Communications Inc
 Class A+                             776       22,553       4,151      120,638
Tele-Communications
 International Inc Class A+           300        5,325         200        3,550

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
                    2.59%                    3.24%                    3.99%
      8,938  $    418,969       7,766 $    364,031      19,012 $    891,188
     11,081       565,131      10,027      511,377      18,562      946,662
     45,057     3,094,853      39,007    2,679,293      96,460    6,625,596
      4,264       140,979       3,844      127,092       8,465      279,874
        738        23,063         556       17,375       1,159       36,219
     27,143     1,128,113      24,682    1,025,846      44,721    1,858,717
          0           --            0          --            0          --
     18,888       478,099      17,086      432,489      31,595      799,748
     11,386     1,009,084      11,580    1,026,278      18,702    1,657,465
      7,722       306,950       6,983      277,574      12,913      513,292
     27,649     1,010,917      24,065      879,877      58,969    2,156,054
      7,186       273,068       6,140      233,320      10,329      392,502
             ------------             ------------             ------------
             $  8,449,226             $  7,574,552             $ 16,157,317
             $  6,666,172             $  5,974,797             $ 13,050,240
                    0.04%                    0.05%                    0.06%
        500  $     18,438         500 $     18,438       1,100 $     40,563
      1,282        56,568       1,222       53,921       2,590      114,284
      1,624        31,160       1,600       30,700       3,252       62,398
        734        21,699         544       16,082       1,100       32,519
         71           515          52          377          54          392
        515         7,983         389        6,030         825       12,788
             ------------             ------------             ------------
             $    136,363             $    125,548             $    262,944
             $    124,665             $    100,328             $    234,725
                    0.42%                    0.54%                    0.61%
      5,817  $    225,045       5,240 $    202,723       9,702 $    375,346
      1,400        62,650       1,400       62,650       3,800      170,050
      1,998       181,069       2,169      196,566       2,849      258,191
          0           --          900       31,613       1,900       66,738
          0           --          200       11,575         400       23,150
      1,398        37,309       1,168       31,171       2,224       59,353
        300        16,538         200       11,025         400       22,050
        371        18,272         276       13,593           0          --
      1,150         7,691         883        5,905       1,866       12,479
      9,284       269,816       7,934      230,582         600       10,650
        400         7,100         400        7,100      19,822      576,077

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                       LifePath 2000            LifePath 2010
                            ------------------------ ------------------------
                                 Shares        Value      Shares        Value

- -----------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Tribune Co                          241 $     15,560         967 $     62,432
USA Networks Inc+                   261       13,454         365       18,772
Viacom Inc Class B+                 587       28,176       3,110      149,280
                                        ------------             ------------
        TOTAL BROADCASTING
                   - VALUE              $    183,575             $    614,759
                   -  COST              $    124,818             $    460,424
BUILDING MATERIALS &
 SERVICES
PERCENT OF NET ASSETS                          0.18%                    0.28%
American Standard Co Inc+           200 $      8,900         500 $     22,250
Cooper Industries Inc               233       13,077       1,084       60,840
Corning Inc                         320       13,000       1,943       78,934
Cytec Industries Inc+               100        4,888         300       14,663
Dal Tile International Inc            0          --            0          --
Danaher Corp                        200       14,388         280       20,143
Diebold Inc                         366       18,803         635       32,623
Fastenal Co                         100        4,388         300       13,163
Georgia-Pacific (Timber
 Group)                             137        3,125         893       20,372
Kennametal Inc                      300       15,788         300       15,788
Lafarge Corp                        300       10,069         300       10,069
Lawson Products Inc                   0          --            0          --
Martin Marietta Inc                   0          --          100        3,806
Owens Corning Fiberglass
 Corp                                28          865         411       12,690
Owens Illinois Inc+                 706       27,093       1,158       44,438
PPG Industries Inc                  305       19,768       1,564      101,367
Snap-On Inc                         138        5,865         577       24,523
Southdown Inc                       175       11,200           0          --
Stanley Works                       112        5,355         766       36,624
USG Corp+                           200       10,925         300       16,388
Valspar Corp                        200        7,013         400       14,025
Vulcan Materials Co                 200       20,125         300       30,188
                                        ------------             ------------
TOTAL BUILDING MATERIALS &
                  SERVICES
                   - VALUE              $    214,635             $    572,894
                   -  COST              $    127,145             $    402,329
BUSINESS SERVICES
PERCENT OF NET ASSETS                          0.16%                    0.37%
Accustaff Inc+                        0 $        --          900 $     25,425
APAC Teleservices Inc+              100        1,475         200        2,950
Apollo Group Inc+                     0          --          300       12,713
Cendant Corp+                       772       28,950       6,377      239,137
Concord EFS Inc+                      0          --          600       18,675
Ecolab Inc                          124        3,573       1,006       28,985

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      2,299       148,429       1,995      128,802       4,699      303,379
        950        48,915         772       39,761       1,606       82,709
      7,102       340,896       6,039      289,872      10,180      488,640
             ------------             ------------             ------------
             $  1,363,730             $  1,262,938             $  2,448,812
             $  1,044,466             $    961,746             $  1,856,010
                    0.38%                    0.49%                    0.56%
        900  $     40,050         900 $     40,050       1,800 $     80,100
      2,438       136,833       2,050      115,056       3,437      192,902
      4,238       172,169       3,678      149,419       8,791      357,134
        600        29,325         600       29,325       1,300       63,538
          0           --            0          --          200        2,263
        662        47,623         622       44,745       1,280       92,080
      1,509        77,525       1,191       61,188       2,655      136,401
        600        26,325         500       21,938       1,100       48,263
      1,889        43,093       3,236       73,821       5,697      129,963
        411        21,629         300       15,788         600       31,575
        500        16,781         500       16,781       1,100       36,919
        197         5,467           0          --            0          --
          0           --          200        7,613         300       11,419
      1,017        31,400         946       29,208       1,995       61,596
      2,641       101,348       2,201       84,463       5,315      203,963
      3,543       229,631       3,091      200,335       5,121      331,905
      1,261        53,593       1,087       46,198       1,708       72,590
        253        16,192         178       11,392           0          --
      1,759        84,102       1,487       71,097       3,370      161,128
        700        38,238         600       32,775       1,300       71,012
        600        21,038         700       24,544       1,500       52,594
        600        60,375         600       60,375       1,200      120,750
             ------------             ------------             ------------
             $  1,252,737             $  1,136,111             $  2,258,095
             $    891,337             $    836,713             $  1,814,509
                    0.52%                    0.63%                    0.89%
      1,600  $     45,200       1,600 $     45,200       3,400 $     96,050
        400         5,900         400        5,900         600        8,850
        600        25,425         500       21,188       1,000       42,375
     14,452       541,950      12,482      468,075      42,288    1,585,800
      1,100        34,238       1,000       31,125       2,200       68,475
      2,478        71,397       1,958       56,415       4,878      140,547

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Intl Technology Corp+                   0 $        --            0 $        --
Kelly Services Inc Class A            106        3,776         120        4,275
Laidlaw Environmental
 Services+                            131          630         353        1,699
Manpower Inc                          400       16,875         800       33,750
Nielson (A C) Corp+                    73        1,825         453       11,325
Ogden Corp                            101        2,778         525       14,438
Olsten Corp                           291        4,692         525        8,466
Paychex Inc                           485       25,038         927       47,856
Paymentech Inc+                         0          --          100        1,650
Quintiles Transnational Corp          200        9,775         500       24,438
Reuters Group PLC ADR (UK)            755       45,198       2,614      156,505
Robert Half International
 Inc                                  300       13,575         650       29,413
Rollins Inc                           388        8,003         210        4,331
Security Dynamics Technology
 I+                                     0          --          300       10,688
Teletech Holdings Inc+                  0          --          100          956
Waste Management Inc                  741       18,525       3,993       99,825
                                          ------------             ------------
     TOTAL BUSINESS SERVICES
                     - VALUE              $    184,688             $    777,500
                     -  COST              $    164,504             $    671,110
CHEMICALS
PERCENT OF NET ASSETS                            0.75%                    1.53%
Air Products & Chemicals Inc          130 $     10,912         948 $     79,573
Airgas Inc+                           400        7,175         500        8,969
Albemarle corp                        313        7,629         260        6,338
Arco Chemical Co                      100        4,731         200        9,463
Autoliv Inc                            44        1,359         999       30,844
Betz Labs Inc                          96        6,162         240       15,405
Cabot Corp                            310       10,928         740       26,085
ChemFirst Inc                          35          925          84        2,221
Clorox Co                              94        8,249         808       70,902
Courtaulds PLC ADR (UK)            14,458       84,941      48,019      282,112
Crompton & Knowles Corp               450       13,556         740       22,293
Dow Chemical Co                       441       40,352       1,989      181,993
Du Pont (E I) De Nemours            2,040      125,078       9,023      553,223
Eastman Chemical Co                   124        8,122         646       42,313
Ethyl Corp                          1,031        8,506       1,010        8,333
Ferro Corp                            457       12,310         375       10,102
FMC Corp+                             102        7,382         338       24,463
Fuller (H B) Co                         0          --            0          --
Geon Co                                 0          --            0          --
Georgia Gulf Corp                     237        7,806         360       11,858
Goodrich (B F) Co                      92        4,560         526       26,070
Grace (W R) Co                         42        3,525         636       53,384

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        137  $      1,361           0 $        --            0 $        --
        289        10,296         219        7,802         885       31,528
        769         3,701         623        2,998         822        3,956
      1,700        71,719       1,400       59,063       3,100      130,781
        918        22,950         707       17,675       1,530       38,250
        884        24,310         806       22,165       1,744       47,960
      1,117        18,012         988       15,932       2,216       35,733
      1,804        93,132       1,640       84,665       3,512      181,307
          0           --          200        3,300         400        6,600
      1,000        48,875         900       43,988       2,000       97,750
      5,545       332,003       5,031      301,231       9,354      560,067
      1,500        67,875       1,250       56,563       2,700      122,175
        645        13,303         400        8,250         675       13,922
        600        21,375         600       21,375       1,300       46,313
          0           --            0          --          300        2,869
      9,156       228,900       7,864      196,600      13,148      328,700
             ------------             ------------             ------------
             $  1,681,922             $  1,469,510             $  3,590,008
             $  1,417,756             $  1,351,754             $  3,141,725
                    2.20%                    2.68%                    3.13%
      2,185  $    183,403       1,876 $    157,467       3,168 $    265,914
        600        10,763         900       16,144       2,100       37,669
        412        10,043         432       10,530         986       24,034
        200         9,463         300       14,194         600       28,388
      2,269        70,055       1,833       56,594       4,010      123,809
        527        33,827         507       32,543       1,105       70,927
      1,372        48,363       1,332       46,953       2,790       98,348
        314         8,301         224        5,922         347        9,183
      1,910       167,602       1,597      140,137       4,005      351,439
    108,246       635,945      98,153      576,649     177,445    1,042,489
      1,585        47,748       1,270       38,259       2,830       85,254
      4,511       412,757       3,878      354,837       6,497      594,475
     20,601     1,263,099      17,808    1,091,853      44,140    2,706,334
      1,615       105,783       1,375       90,062       2,285      149,668
      2,029        16,739       1,308       10,791       2,530       20,872
        654        17,617         496       13,361       1,222       32,918
        728        52,689         581       42,050       1,098       79,468
        225        12,797           0          --            0          --
          0           --            0          --          300        6,000
        745        24,538         465       15,316         640       21,080
      1,413        70,032       1,211       60,020       2,053      101,752
      1,336       112,141       1,126       94,514       2,798      234,857

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Great Lakes Chemical Corp              77 $      3,744         538 $     26,160
Hanna (M A) Co                        280        6,493         550       12,753
Hercules Inc                           92        4,445         778       37,587
IMC Global Inc                        436       16,650         926       35,362
Imperial Chemical Industries
 PLC ADR (UK)                       1,259       92,064       4,041      295,498
International Flavor &
 Fragrances                           176        8,096         943       43,378
Johns Manville Corp                     0          --          400        4,825
Lawter International Inc                0          --            0          --
Lubrizol Corp                         329       12,687         560       21,595
Lyondell Petrochemical                176        4,796         380       10,355
Millennium Chemicals Inc              311        8,015         736       18,986
Mississippi Chemical Corp              11          204          28          519
Monsanto Co                         1,040       52,910       4,781      243,233
Montedison Spa ADR (Italy)          5,054       51,172      17,007      172,196
Morton International Inc              238        7,869       1,272       42,056
Nalco Chemical Co                      74        2,979         639       25,720
OEA Inc                                 0          --            0          --
Olin Corp                             270       12,369         460       21,074
Praxair Inc                           218       10,423       1,291       61,726
Premark International Inc             461       14,349         606       18,862
Rhone Poulenc Rorer Class A         2,434      112,420       7,955      367,422
Rohm & Haas Co                         71        7,238         535       54,537
RPM Inc                               472        8,024         858       14,586
Rubbermaid Inc                        162        4,698       1,229       35,641
Schulman (A) Inc                      403       10,277         420       10,710
Sigma-Aldrich Corp                    228        9,006         898       35,471
Solutia Inc                           143        3,906       1,146       31,300
Terra Industries Inc                  500        5,938         400        4,750
Thiokol Inc                           116       11,093         200       19,125
Union Carbide Corp                    245       11,377       1,071       49,735
Valhi Inc                               0          --            0          --
Wellman Inc                           363        7,804         280        6,020
                                          ------------             ------------
             TOTAL CHEMICALS
                     - VALUE              $    875,254             $  3,187,126
                     -  COST              $    706,451             $  2,482,784
COMPUTER SOFTWARE
PERCENT OF NET ASSETS                            1.13%                    2.07%
3Com Corp+                          1,890 $     67,568       2,775 $     99,206
Adobe Systems Inc                     122        5,391         563       24,878
Altera Corp+                          420       18,113         820       35,363
America Online Inc+                   400       48,450         900      109,013
Anixter International Inc+            500        8,625         500        8,625
At Home Corp Series A+                  0          --          200        6,825

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      1,200  $     58,350       1,045 $     50,813       1,712 $     83,246
        967        22,422         900       20,869       1,762       40,856
      1,916        92,567       1,661       80,247       2,723      131,555
      2,145        81,912       1,793       68,470       3,910      149,313
      9,153       669,313       8,260      604,012      15,280    1,117,350
      2,074        95,404       1,798       82,708       4,089      188,094
        600         7,238         600        7,238       1,000       12,063
        677         7,912           0          --            0          --
      1,217        46,931       1,042       40,182       2,300       88,694
        817        22,263         692       18,857       1,545       42,101
      1,512        39,038       1,346       34,752       2,946       76,051
        106         1,961          74        1,369         116        2,146
     10,779       548,382       9,224      469,271      23,000    1,170,125
     38,429       389,094      34,830      352,654      64,117      649,185
      2,676        88,475       2,344       77,499       3,814      126,100
      1,388        55,867       1,152       46,368       1,899       76,435
        308         6,526         223        4,725           0          --
      1,078        49,386         858       39,307       1,860       85,211
      3,140       150,131       2,692      128,711       4,500      215,156
      1,133        35,265         996       31,001       2,150       66,919
     17,936       828,419      16,306      753,133      29,975    1,384,470
      1,260       128,441       1,033      105,301       1,772      180,633
      1,497        25,449       1,607       27,319       3,485       59,245
      3,051        88,479       2,510       72,790       4,226      122,554
        686        17,493         616       15,708       1,185       30,218
      2,049        80,936       1,719       67,901       2,869      113,325
      2,097        57,274       2,120       57,903       4,539      123,971
        700         8,313         500        5,938       1,100       13,063
        295        28,209         310       29,644         700       66,938
      2,504       116,279       2,179      101,187       3,554      165,039
          0           --            0          --          300        2,888
        495        10,643         365        7,847         845       18,168
             ------------             ------------             ------------
             $  7,172,077             $  6,271,920             $ 12,685,990
             $  5,559,323             $  4,854,289             $ 10,293,905
                    2.92%                    3.63%                    4.75%
      6,387  $    228,335       5,378 $    192,264      13,526 $    483,555
      1,423        62,879       1,247       55,102       2,204       97,389
      1,836        79,178       1,596       68,828       3,380      145,762
      1,900       230,138       1,700      205,913       3,800      460,275
        500         8,625         700       12,075       1,200       20,700
          0           --          300       10,238         600       20,475

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Autodesk Inc                           86 $      4,074         416 $     19,708
Automatic Data Processing             409       24,975       2,388      145,817
Bay Networks Inc+                     302       10,230       1,680       56,910
BMC Software Inc+                     512       39,168         980       74,970
Broderbund Software Inc+              200        4,950         200        4,950
Cadence Design Systems Inc            964       33,680       1,924       67,220
Cambridge Technology
 Partners+                              0          --          400       18,200
Choicepoint Inc+                      141        6,750         140        6,703
Citrix Systems Inc                      0          --          350       14,722
Computer Associates
 International Inc                    964       45,429       4,367      205,795
Computer Sciences Corp+               141       14,761         666       69,722
Compuware Corp                        600       25,275       1,500       63,188
CSK Corp ADR (Japan)                1,916       45,745       6,100      145,638
DST Systems Inc+                      200       10,575         300       15,863
Electronic Arts Inc+                  300       13,238         600       26,475
Electronic Data Systems Corp        1,488       65,193       3,330      145,896
First Data Corp                       563       19,142       3,700      125,800
Fiserv Inc+                           217       11,881         430       23,542
Gartner Group Inc Class A+            200        7,975         500       19,938
HBO & Co                            1,409       76,262       1,683       91,092
I2 Technologies Inc+                    0          --          100        5,656
Information Resources Inc+              0          --            0          --
Informix Corp+                      1,390       10,859       1,320       10,313
Intuit Inc+                           200        9,300         400       18,600
J.D. Edwards                            0          --            0          --
Keane Inc                               0          --          700       32,550
Mentor Graphics Corp+                 600        6,263         700        7,306
Microsoft Corp                      4,238      359,171      19,222    1,629,065
MobileMedia Corp+                     300          150         200          100
NEC Corp ADR (Japan)                1,183       66,987       3,663      207,417
Netscape Communications
 Corp+                                201        3,894         505        9,784
Networks Associates Inc+              350       22,619         650       42,006
Novell Inc+                           535        5,626       3,146       33,082
Objective Systems Integrator
 C+                                     0          --          100        1,313
Oracle Systems Corp                 1,706       42,010       7,818      192,518
Parametric Technology Corp+           125        7,570       1,053       63,772
Peoplesoft Inc                        600       26,813       1,500       67,031
Platinum Technology Inc+                0          --          600       15,225
Reynolds & Reynolds Co Class
 A                                    346        7,353         620       13,175
Shiva Corp+                           300        4,088         300        4,088
Siebel Systems Inc+                     0          --            1           62
SPS Transaction Services
 Inc+                                   0          --          100        2,919
Sterling Commerce Inc+                377       17,201         737       33,626
Sterling Software Inc+                100        5,269         300       15,806

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        971  $     46,001         759 $     35,958       1,817 $     86,080
      5,379       328,455       4,554      278,079      11,348      692,937
      4,271       144,680       3,564      120,731       6,010      203,589
      2,132       163,098       1,852      141,678       4,080      312,120
        200         4,950         200        4,950         500       12,375
      3,850       134,509       3,490      121,932       7,730      270,067
        700        31,850         600       27,300       1,400       63,700
        364        17,427         267       12,792         484       23,172
        750        31,547         750       31,547       1,500       63,094
      9,986       470,591       8,603      405,417      21,260    1,001,878
      1,576       164,987       1,298      135,884       2,216      231,988
      2,900       122,163       2,700      113,738       6,700      282,238
     14,200       339,025      14,411      344,063      23,202      553,948
        400        21,150         500       26,438       1,200       63,450
      1,000        44,125       1,000       44,125       2,200       97,075
      6,691       293,149       6,476      283,730      13,400      587,088
      8,548       290,632       7,309      248,506      12,349      419,866
        999        54,695         829       45,388       1,895      103,751
      1,000        39,875         800       31,900       1,800       71,775
      3,799       205,621       3,141      170,007       8,103      438,575
          0           --          100        5,656         200       11,313
        403         5,642           0          --            0          --
      3,118        24,359       2,138       16,703       5,180       40,469
        800        37,200         700       32,550       1,500       69,750
          0           --            0          --          900       29,700
      1,200        55,800       1,200       55,800       2,700      125,550
        852         8,893       1,000       10,438       1,600       16,700
     44,040     3,732,390      38,128    3,231,348      94,116    7,976,331
        400           200         300          150         700          350
      8,710       493,204       8,814      499,093      14,199      804,018
      1,516        29,373         920       17,825       2,045       39,622
        900        58,163       1,275       82,397       2,750      177,719
      7,045        74,082       5,717       60,118       9,883      103,926
          0           --            0          --          200        2,625
     17,917       441,206      15,616      384,544      38,117      938,631
      2,349       142,261       2,012      121,852       5,004      303,055
      2,900       129,594       2,700      120,656       5,800      259,188
      1,000        25,375       1,000       25,375       2,100       53,288
      1,212        25,755       1,152       24,480       2,400       51,000
        600         8,175         400        5,450         600        8,175
          4           246           3          185           8          492
          0           --            0          --          200        5,838
      1,654        75,464       1,296       59,130       2,874      131,126
        600        31,613         600       31,613       1,200       63,225

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                       LifePath 2000            LifePath 2010
                            ------------------------ ------------------------
                                 Shares        Value      Shares        Value

- -----------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Storage Technology Corp+            259 $     17,677         535 $     36,514
Stratus Computer Inc+               161        8,080         310       15,558
Structural Dynamics
 Research+                          303        8,711           0          --
Sun Microsystems Inc+               522       24,860       3,050      145,256
Sungard Data Systems Inc            400       13,675         800       27,350
Symantec Corp+                      378        9,521         600       15,113
Synopsys Inc+                       400       13,975         600       20,963
Total System Services Inc           300        7,875         300        7,875
Yahoo! Inc                            0          --          100        7,319
                                        ------------             ------------
   TOTAL COMPUTER SOFTWARE
                   - VALUE              $  1,306,997             $  4,307,421
                   -  COST              $    942,394             $  2,771,750
COMPUTER SYSTEMS
PERCENT OF NET ASSETS                          0.67%                    1.66%
Adaptec Inc+                        500 $     13,219       1,100 $     29,081
Apple Computer Inc+                 235        5,552       1,090       25,751
Cabletron Systems Inc+              257        3,984       1,334       20,677
Ceridian Corp+                      131        6,100         632       29,428
Cisco Systems Inc                 1,764      116,204       7,991      526,407
Cognex Corp+                          0          --          300        7,219
Cognizant Corp                      180        8,989       1,332       66,517
Compaq Computer Corp              2,756       88,364      12,144      389,367
Data General Corp+                   64        1,320         444        9,158
Dell Computer Corp                  554       77,491       2,588      361,997
Digital Equipment Corp+             224       12,754       1,347       76,695
EMC Corp                            638       24,404       4,000      153,000
Exabyte Corp+                         0          --            0          --
Gateway 2000 Inc                    400       17,600         700       30,800
GTECH Holdings Corp+                100        3,531         300       10,594
Harris Corp                         104        5,272         692       35,076
Hewlett-Packard Co                1,774      118,858       8,303      556,301
Intergraph Corp+                     54          527         367        3,578
International Business
 Machine Corp                     1,680      175,455       8,102      846,153
Iomega Corp                       1,200       10,950       2,400       21,900
Komag Inc+                          400        5,750         600        8,625
NCR Corp+                           171        5,365       1,059       33,226
Quantum Corp                        500       12,563       1,100       27,638
Rational Software Corp+               0          --          900       12,150
Seagate Technology Inc+             397        9,652       2,179       52,977
Sequent Computer Systems+           340        7,204           0          --
Shared Medical System Corp           42        3,210         155       11,848
Silicon Graphics Inc+               284        4,278       1,549       23,332
Sybase Inc+                         700        7,350         700        7,350
Unisys Corp+                        280        5,005       1,592       28,457

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      1,084  $     73,983       1,067 $     72,823       2,125 $    145,031
        366        18,369         471       23,638       1,050       52,697
        434        12,478         319        9,171           0          --
      6,829       325,231       5,842      278,225      14,527      691,848
      1,800        61,538       1,400       47,863       3,600      123,075
      1,236        31,132       1,061       26,724       2,100       52,894
        900        31,444       1,100       38,431       2,300       80,356
        400        10,500         400       10,500       1,000       26,250
        200        14,638         200       14,638         400       29,275
             ------------             ------------             ------------
             $  9,535,993             $  8,475,959             $ 19,220,439
             $  5,988,902             $  5,431,393             $ 13,160,541
                    2.43%                    2.92%                    3.67%
      2,400  $     63,450       2,000 $     52,875       4,300 $    113,681
      2,547        60,173       2,128       50,274       3,644       86,090
      3,094        47,957       2,697       41,804       4,826       74,803
      1,516        70,589       1,169       54,432       2,833      131,912
     18,353     1,209,004      15,847    1,043,922      39,301    2,588,955
        700        16,844         600       14,438       1,300       31,281
      3,070       153,308       2,665      133,083       6,160      307,615
     27,565       883,803      24,044      770,911      58,795    1,885,115
      1,001        20,646         772       15,923       1,522       31,391
      6,002       839,530       5,111      714,901      12,694    1,775,573
      2,928       166,713       2,487      141,604       4,300      244,831
      9,088       347,616       7,794      298,121      19,346      739,984
        340         2,720           0          --            0          --
      1,400        61,600       1,200       52,800       2,600      114,400
        500        17,656         600       21,188       1,300       45,906
      1,570        79,579       1,333       67,566       2,327      117,950
     18,920     1,267,640      16,401    1,098,867      40,599    2,720,133
        861         8,395         586        5,714         992        9,672
     19,410     2,027,132      16,748    1,749,119      28,083    2,932,918
      4,400        40,150       4,100       37,413       8,800       80,300
      1,100        15,813         800       11,500       1,100       15,813
      2,181        68,429       1,864       58,483       3,925      123,147
      2,380        59,797       2,070       52,009       4,300      108,038
      1,800        24,300       1,600       21,600       3,200       43,200
      4,913       119,447       4,238      103,036       6,966      169,361
        471         9,979         341        7,225           0          --
        461        35,238         364       27,823         904       69,100
      3,639        54,812       3,078       46,362       5,561       83,763
      1,400        14,700       1,200       12,600       2,500       26,250
      3,511        62,759       3,000       53,625       4,991       89,214

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Unova Inc+                            34 $        650         434 $      8,300
Wallace Computer Services
 Inc                                  90        3,274         100        3,638
Western Digital Corp                 700       12,775         900       16,425
Xylan Corp+                          100        2,413         100        2,413
                                         ------------             ------------
     TOTAL COMPUTER SYSTEMS
                    - VALUE              $    770,063             $  3,436,078
                    -  COST              $    580,493             $  2,105,603
CONTAINER & PACKAGING
PERCENT OF NET ASSETS                           0.10%                    0.22%
Ball Corp                             54 $      1,762         296 $      9,657
Crown Cork & Seal Co                 185        9,990       1,169       63,126
First Brands Corp                    486       12,515         480       12,360
International Paper Co               522       24,338       2,716      126,634
Jefferson Smurfit Corp+              700       10,456         600        8,963
Jefferson Smurfit Group ADR
 (Ireland)                           785       20,508       2,760       72,105
Sonoco Products                      388       15,011         877       33,929
Temple-Inland Inc                    149        8,884         485       28,918
Tenneco Inc                          278       11,433       1,540       63,333
Tupperware Corp                       63        1,693         500       13,438
U.S. Office Products Co                0          --        1,200       22,200
                                         ------------             ------------
TOTAL CONTAINER & PACKAGING
                    - VALUE              $    116,590             $    454,663
                    -  COST              $    110,277             $    445,708
ELECTRICAL EQUIPMENT
PERCENT OF NET ASSETS                           0.59%                    1.38%
Aeroquip-Vickers Inc                  52 $      3,019         244 $     14,167
Alliance Semiconductor Corp            0          --            0          --
Arrow Electronics Inc                386       12,859         792       26,384
Avnet Inc                            230       14,663         350       22,313
FORE Systems Inc+                    400        6,425         900       14,456
General Electric Co                5,883      457,403      26,082    2,027,876
Grainger ( W W) Inc                   41        3,969         447       43,275
Handleman Co+                         59          398         132          891
Hitachi Ltd ADR (Japan)              732       55,449       2,384      180,588
Hubbell Inc Class B                  332       16,725         566       28,512
Masco Corp                           256       13,920       1,484       80,692
Maxim Integrated Products
 Inc                                 600       24,225       1,200       48,450
Motorola Inc                       1,026       57,200       5,001      278,806
National Service Industries
 Inc                                  39        2,162         442       24,503
Raychem Corp                          54        2,346         709       30,797

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      1,058  $     20,234         818 $     15,644       1,661 $     31,767
        200         7,275         210        7,639         400       14,550
      1,800        32,850       1,600       29,200       3,500       63,875
          0           --          100        2,413         200        4,825
             ------------             ------------             ------------
             $  7,910,138             $  6,814,114             $ 14,875,413
             $  4,688,431             $  3,985,595             $  9,579,170
                    0.31%                    0.37%                    0.39%
        642  $     20,945         538 $     17,552         904 $     29,493
      2,529       136,566       2,155      116,370       3,737      201,798
        694        17,871         704       18,128       1,060       27,295
      6,088       283,853       5,233      243,989       8,764      408,622
      1,400        20,913       1,100       16,431       2,300       34,356
      6,290       164,326       5,637      147,267      10,335      270,002
      1,800        69,638       1,622       62,751       3,655      141,403
      1,141        68,032         959       57,180       1,635       97,487
      3,453       142,005       2,847      117,083       4,842      199,127
      1,136        30,530         909       24,429       2,302       61,866
      2,500        46,250       2,100       38,850       4,750       87,875
             ------------             ------------             ------------
             $  1,000,929             $    860,030             $  1,559,324
             $    992,406             $    850,243             $  1,620,993
                    2.00%                    2.45%                    3.21%
        552  $     32,051         433 $     25,141         996 $     57,830
          0           --            0          --          250        1,641
      1,698        56,565       1,520       50,635       3,250      108,266
        714        45,518         659       42,011       1,515       96,581
      1,800        28,913       1,500       24,094       3,200       51,400
     59,704     4,644,303      51,593    4,011,356     127,637    9,923,777
        956        92,553         885       85,679       1,443      139,700
        467         3,152         307        2,072         521        3,517
      5,658       428,594       5,714      432,836       9,276      702,657
      1,008        50,778       1,034       52,088       2,202      110,926
      3,264       177,480       2,817      153,174       4,721      256,704
      2,400        96,900       2,200       88,825       4,800      193,800
     11,857       661,028      10,208      569,096      17,199      958,844
        871        48,286         774       42,909       1,319       73,122
      1,623        70,499       1,366       59,336       3,262      141,693

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Symbol Technologies Inc               190 $      9,702         315 $     16,085
Thomas & Betts Corp                    68        3,855         454       25,736
                                          ------------             ------------
  TOTAL ELECTRICAL EQUIPMENT
                     - VALUE              $    684,320             $  2,863,531
                     -  COST              $    526,924             $  1,906,203
ELECTRONICS
PERCENT OF NET ASSETS                            1.08%                    2.18%
Advanced Micro Devices+               200 $      4,688       1,286 $     30,141
American Power Conversion+            300        8,700         780       22,620
AMP Inc                               389       17,189       1,920       84,840
Analog Devices Inc+                   801       25,832       1,526       49,214
Applied Materials Inc                 515       18,958       2,946      108,450
Atmel Corp+                           662       10,758       1,060       17,225
Beckman Instruments Inc                94        4,547         250       12,094
C-Cube Microsystems Inc+              100        2,075         300        6,225
Canon Inc ADR (Japan)                 278       31,796       1,006      115,061
CBS Corp                            1,410       43,622       6,277      194,195
Cirrus Logic Inc+                     634        7,014         780        8,629
Commscope Inc+                         50          669         346        4,628
Cypress Semiconductor Corp+           800        7,550         840        7,928
EG&G Inc                               25          673         453       12,203
Electronics for Imaging Inc+          400        8,825         500       11,031
Emerson Electric Co                   755       48,178       3,678      234,702
Etec Systems Inc+                       0          --          200       10,488
Fuji Photo Film Co Ltd ADR
 (Japan)                              975       38,513       3,270      129,165
General Instrument Corp+              156        2,603         204        3,404
General Semiconductor Inc              37          516         260        3,624
General Signal Corp                   135        5,484         441       17,916
Honeywell Inc                         184       14,582       1,039       82,341
Imation Corp+                         276        4,640         516        8,675
Input/Output Inc+                     500       10,781         500       10,781
Integrated Device Technology
 Inc+                                 700       10,544         800       12,050
Intel Corp                          2,901      260,183      13,101    1,174,996
International Rectifier
 Corp+                                500        7,281         500        7,281
International Specialty
 Products Corp+                         0          --          200        3,188
Jabil Circuit                           0          --          100        5,263
Johnson Controls Inc                  196       10,890         700       38,894
KLA Instruments Corp+                 404       18,647         736       33,971
Kyocera Corp ADR (Japan)              430       45,903       1,219      130,128
Lam Research Corp+                    300        8,512         300        8,475
Lattice Semiconductor+                  0          --          200       10,713
Lexmark International Group
 Cl+                                    0          --          500       21,375

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        585  $     29,872         555 $     28,340       1,325 $     67,658
      1,110        62,923         973       55,157       1,554       88,092
             ------------             ------------             ------------
             $  6,529,415             $  5,722,749             $ 12,976,208
             $  4,336,648             $  3,881,404             $  9,205,070
                    3.18%                    3.97%                    4.68%
      2,877  $     67,430       2,422 $     56,766       3,984 $     93,375
      1,494        43,326       1,409       40,861       3,060       88,740
      4,369       193,055       3,770      166,587       6,363      281,165
      3,138       101,201       2,861       92,267       6,229      200,885
      6,712       247,086       5,719      210,531      14,220      523,474
      1,866        30,323       1,888       30,680       3,926       63,798
        450        21,769         505       24,429       1,080       52,245
        300         6,225         400        8,300         700       14,525
      2,209       252,654       2,241      256,314       3,644      416,783
     14,074       435,414      12,022      371,931      20,306      628,217
      1,496        16,549       1,066       11,593       1,510       16,704
        792        10,593         612        8,186       1,552       20,758
      1,364        12,873       1,424       13,439       3,170       29,917
        972        26,183         723       19,476       1,467       39,517
      1,000        22,063       1,000       22,063       2,000       44,125
      8,795       561,231       7,666      489,187      12,823      818,268
        400        20,975         300       15,731         700       36,706
      7,234       285,743       7,336      289,772      11,900      470,050
      2,625        43,805       2,343       39,099       5,783       96,504
        594         8,279         459        6,397       1,164       16,223
      1,061        43,103         799       32,459       1,398       56,794
      2,489       197,253       2,152      170,546       3,672      291,006
        702        11,802         731       12,290       1,617       27,186
      1,000        21,563         700       15,094       1,100       23,719
      1,700        25,606         800       12,050       2,100       31,631
     29,806     2,673,226      25,825    2,316,180      63,812    5,723,139
      1,000        14,563         700       10,194       1,100       16,019
        300         4,781         300        4,781         500        7,969
        300        15,788         200       10,525         500       26,313
      1,681        93,401       1,535       85,288       2,450      136,128
      1,684        77,727       1,660       76,619       2,528      116,683
      2,931       312,884       3,005      320,784       4,802      512,614
        500        14,188         500       14,125       1,200       34,050
        500        26,781         400       21,425         900       48,206
      1,000        42,750       1,000       42,750       2,100       89,775

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Linear Technology Corp                386 $     29,240         720 $     54,540
Litton Industries Inc+                101        6,287         390       24,278
LSI Logic Corp+                       128        3,032       1,164       27,572
Macromedia Inc+                       400        5,000         400        5,000
Matsushita Electric
 Industries Co                        257       37,554         833      121,722
MEMC Electronic Materials
 Inc+                                 300        5,063         300        5,063
Microchip Technology Inc+             400        9,675         500       12,094
Micron Electronics Inc+                 0          --          200        2,575
Micron Technology Inc+                335       11,118       1,912       63,455
Molex Inc                             316        9,559         396       11,979
Molex Inc Class A                     312        8,853         678       19,238
National Semiconductor+               266        6,351       1,312       31,324
Novellus System Inc                   200        9,588         300       14,381
Perkin-Elmer Corp                      29        2,122         406       29,714
Philips Electronics NV ADR
 (Netherlands)                        543       42,286       1,947      151,623
Pioneer Electronics Corp            2,192       38,086       6,817      118,445
Pitney Bowes Inc                      516       24,188       2,346      109,969
Pixar Inc+                              0          --          100        3,700
Policy Management Systems
 Corp+                                248       17,949         170       12,304
Premier Farnell PLC ADR (UK)        2,749       37,283       9,119      123,676
Rambus Inc+                             0          --          100        4,475
Raytheon Co Class A                   358       20,776         971       56,341
Raytheon Co Class B                   384       22,584       2,073      121,918
Read-Rite Corp+                       400        5,700         500        7,125
Sanmina Corp+                           0          --          100        7,969
SCI Systems Inc                       200        9,000         500       22,500
Sensormatic Electronics               535        9,964         870       16,204
Solectron Corp                        500       24,188       1,000       48,375
SONY Corp ADR (Japan)                 468       42,325       1,522      137,646
Tektronix Inc                           3          134         376       16,779
Teradyne Inc+                         376       17,743         820       38,694
Texas Instruments Inc                 660       38,198       3,097      179,239
Thermo Instrument Systems
 Inc                                  250        8,781         156        5,488
Vishay Intertechnology Inc            441        8,985         446        9,087
Vitesse Semiconductor Corp              0          --          300       15,234
VLSI Technology Inc+                  200        3,863         400        7,725
Xerox Corp                            485       43,013       2,641      234,224
Xilinx Inc+                           247       10,837         700       30,713
Zenith Electronics Corp+               44          292          89          590
                                          ------------             ------------
           TOTAL ELECTRONICS
                     - VALUE              $  1,249,770             $  4,534,892
                     -  COST              $  1,056,277             $  3,196,428

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      1,500  $    113,625       1,410 $    106,808       3,050 $    231,038
        808        50,298         603       37,537       1,379       85,843
      2,742        64,951       2,341       55,452       4,060       96,171
        700         8,750         500        6,250         900       11,250
      1,961       286,551       2,071      302,625       3,316      484,550
        400         6,750         400        6,750         800       13,500
      1,100        26,606         950       22,978       2,000       48,375
        400         5,150         300        3,863         500        6,438
      4,211       139,753       3,635      120,637       6,077      201,680
        840        25,410         718       21,720       1,583       47,886
      1,445        41,002       1,288       36,547       2,676       75,932
      3,284        78,406       2,844       67,900       4,646      110,923
        800        38,350         600       28,763       1,300       62,319
        789        57,745         643       47,060       1,887      138,105
      4,281       333,383       3,897      303,479       7,166      558,052
     16,304       283,282      16,637      289,068      26,756      464,886
      5,388       252,563       4,564      213,938      11,274      528,469
          0           --            0          --          200        7,400
        303        21,930         258       18,673         440       31,845
     20,599       279,374      18,684      253,402      34,410      466,686
        300        13,425         200        8,950         500       22,375
      2,120       122,960       1,785      103,549       3,141      182,178
      6,800       399,925       5,823      342,465       9,751      573,481
        600         8,550         800       11,400       1,700       24,225
        300        23,906         300       23,906         600       47,813
      1,000        45,000       1,000       45,000       2,200       99,000
      1,723        32,091       1,048       19,519       1,885       35,108
      2,300       111,263       1,900       91,913       4,200      203,175
      3,440       311,105       3,483      314,994       5,516      498,853
        924        41,234         808       36,057       1,874       83,627
      1,790        84,466       1,500       70,781       3,250      153,359
      7,081       409,813       6,045      349,854      15,157      877,211
        250         8,781         313       10,977         621       21,821
        882        17,971         771       15,709       1,649       33,598
        700        35,547         500       25,391       1,200       60,937
      1,000        19,313         800       15,450       1,700       32,831
      5,910       524,143       5,227      463,570      12,625    1,119,680
      1,459        64,014       1,174       51,509       2,620      114,952
        279         1,848         230        1,524         367        2,431
             ------------             ------------             ------------
             $ 10,371,427             $  9,264,687             $ 18,951,214
             $  7,429,296             $  6,736,462             $ 14,710,355

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENERGY & RELATED
PERCENT OF NET ASSETS                            1.68%                    3.55%
AGL Resources Inc                     538 $     10,928         440 $      8,938
Amerada Hess Corp                     142        8,422         850       50,416
Amoco Corp                            814       69,190       4,000      340,000
Anadarko Petroleum Corp               441       28,445         525       33,863
Apache Corp                           166        5,644         758       25,772
Ashland Inc                           109        6,070         706       39,315
Atlantic Richfield Corp               523       40,663       2,675      207,981
British Petroleum Co PLC ADR
 (UK)                               1,259      104,102       4,232      349,906
Burlington Resources Inc              284       12,709       1,526       68,289
Chesapeake Energy Corp                  0          --          400        2,825
Chevron Corp                        1,120       90,860       5,455      442,537
Coastal Corp                          212       13,489         904       57,517
Columbia Gas System Inc               141       10,760         451       34,417
Consolidated Natural Gas Co           142        8,165         851       48,933
Cooper Cameron Corp                     0          --          500       26,813
Devon Energy Corp                       0          --          200        6,813
Diamond Offshore Drilling
 Inc                                  400       18,125         600       27,188
Dresser Industries Inc                314       14,032       1,599       71,455
Eastern Enterprises                    39        1,728         200        8,863
EEX Corp+                             137        1,173       1,213       10,386
El Paso Natural Gas Co                427       28,342         456       30,267
ELF Aquitaine ADR (France)          1,606       91,843       5,412      309,499
Enron Corp                            528       24,837       2,723      127,981
Enron Oil & Gas Co                    300        6,413         600       12,825
Ensco International Inc               700       20,388       1,300       37,863
Exxon Corp                          4,257      271,916      20,508    1,309,949
Fina Inc Class A                        0          --            0          --
Freeport-McMoRan Sulphur
 Inc+                                  74        1,036          76        1,064
Global Marine Inc+                    700       16,231       1,400       32,463
Halliburton Co                        461       21,437       2,121       98,626
Helmerich & Payne Inc                  90        2,604         520       15,048
Indiana Energy Inc                      0          --            0          --
Kerr - McGee Corp                      43        2,908         448       30,296
MAPCO Inc                             374       20,126         620       33,364
MCN Corp                              616       22,677         500       18,406
Mobil Corp                          1,329       96,269       6,520      472,293
Murphy Oil Corp                       293       14,632         380       18,976
Nabors Industries Inc+                600       13,725         900       20,588
National Fuel Gas Co                  400       18,650         320       14,920
Natural Gas Clearinghouse
 Inc                                    0          --          100        1,550
NICOR Inc                              44        1,810         450       18,506
Noble Affiliates Inc                  338       13,182         530       20,670

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
                    5.22%                    6.34%                    6.62%
        798  $     16,209         558 $     11,334         520 $     10,563
      1,824       108,186       1,546       91,697       2,678      158,839
      9,696       824,160       8,342      709,070      14,048    1,194,080
      1,161        74,885         889       57,341       2,306      148,737
      1,841        62,594       1,548       52,632       2,674       90,916
      1,505        83,810       1,295       72,115       2,104      117,167
      6,392       496,978       5,552      431,668       9,220      716,855
      9,639       797,035       8,746      723,221      16,036    1,326,018
      3,518       157,431       3,054      136,667       5,082      227,419
      1,000         7,063         500        3,531       1,000        7,063
     13,133     1,065,415      11,261      913,549      18,989    1,540,483
      2,076       132,086       1,810      115,161       3,095      196,919
      1,066        81,349         990       75,549       1,624      123,932
      1,925       110,688       1,741      100,108       2,713      155,997
        800        42,900         800       42,900       1,800       96,525
        500        17,031         400       13,625         900       30,656
      1,400        63,438       1,200       54,375       2,500      113,281
      3,538       158,104       2,927      130,800       5,074      226,744
        426        18,877         282       12,496         686       30,398
      1,934        16,560       2,344       20,071       4,867       41,674
        842        55,888         627       41,617         778       51,640
     12,229       699,346      11,149      637,583      20,503    1,172,515
      6,385       300,095       5,496      258,312       9,135      429,345
      1,200        25,650       1,200       25,650       2,400       51,300
      2,900        84,463       2,400       69,900       5,200      151,450
     49,166     3,140,478      42,426    2,709,961      71,242    4,550,583
        100         6,325         100        6,325         200       12,650
        144         2,016          75        1,050         143        2,002
      3,115        72,229       2,600       60,288       5,800      134,488
      4,776       222,084       4,114      191,301      10,250      476,625
        920        26,623         840       24,308       1,620       46,879
        352        10,516           0          --            0          --
        962        65,055         784       53,018       1,374       92,917
      1,236        66,512         976       52,521       2,200      118,388
        930        34,236         670       24,664         600       22,088
     15,626     1,131,908      13,473      975,950      22,665    1,641,796
        777        38,801         697       34,806       1,570       78,402
      1,885        43,119       1,629       37,263       3,400       77,775
        582        27,136         412       19,210         385       17,951
      1,600        24,800           0          --        3,200       49,600
      1,009        41,495         801       32,941       1,509       62,058
        873        34,047         858       33,462       1,920       74,880

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                       LifePath 2000            LifePath 2010
                            ------------------------ ------------------------
                                 Shares        Value      Shares        Value

- -----------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Noble Drilling Corp+                  0 $        --        1,200 $     34,050
Occidental Petroleum Corp           600       15,338       2,960       75,665
ONEOK Inc                            49        1,715         240        8,400
Oryx Energy Co+                     199        5,062         842       21,418
Pacific Enterprises Co              152        5,520         704       25,564
Parker Drilling Co+                   0          --            0          --
Pennzoil Co                         132        8,836         438       29,319
Peoples Energy Corp                  63        2,276         360       13,005
Phillips Petroleum Co               419       20,531       2,379      116,571
Pioneer Natural Resources
 L.C.                               376        8,907         697       16,510
Pogo Producing Co                   300        8,419         300        8,419
Pride International Inc+              0          --          400        9,125
Quaker State Corp                     0          --            0          --
Questar Corp                        227        9,648         340       14,450
R&B Falcon Corp+                    472       12,508       1,026       27,189
Ranger Oil Ltd                        0          --            0          --
Repsol SA                           837       37,247       2,800      124,600
Rowan Co Inc+                       126        3,552         804       22,663
Royal Dutch Petroleum Corp        4,056      220,292      13,468      731,481
Santa Fe Energy Resources
 Inc                                 83          929         809        9,051
Schlumberger Ltd                    875       65,953       3,980      299,993
Seagull Energy Corp+                391        6,598         610       10,294
Services (B J) Co                     0          --          700       24,063
Sonat Offshore Drilling Co          132        5,693         736       31,740
Sun Co Inc                          115        4,593         658       26,279
Texaco Inc                          942       52,575       4,786      267,119
Tosco Corp                          671       24,911       1,340       49,748
Total Compagnie Francaise
 des Petroles SA ADR
 (France)                         2,228      123,245       7,175      396,884
Transocean Offshore Inc             400       17,200         800       34,400
Trans Texas Gas Corp                  0          --            0          --
Ultramar Diamond Shamrock
 Corp                               410       14,635         855       30,513
Union Pacific Resources
 Group                              332        7,429       2,058       46,048
Union Texas Petroleum
 Holdings Corp                      200        4,038         500       10,094
United Meridian Corp+                 0          --          400       10,925
Unocal Corp                         384       14,472       2,091       78,805
USX - Marathon Group                515       17,800       2,520       87,098
Utilicorp United Inc                491       17,676         380       13,680
Valero Energy Corp                  180        6,390         470       16,685
Vastar Resources Inc                200        7,438         200        7,438
Washington Gas & Light              464       12,499         360        9,698
Weatherford Enterra Inc+            400       13,850         500       17,313
Western Atlas Inc                   134       10,176         445       33,792

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      2,700  $     76,613       2,200 $     62,425       4,800 $    136,200
      6,727       171,959       5,779      147,726       9,785      250,129
        603        21,105         507       17,745         920       32,200
      1,889        48,051       1,613       41,031       4,063      103,353
      1,695        61,550       1,436       52,145       2,370       86,061
        844         9,284         619        6,809           0          --
        932        62,386         887       59,374       1,384       92,642
        674        24,348         582       21,025       1,141       41,219
      5,246       257,054       4,475      219,275       7,604      372,596
      1,134        26,862       1,186       28,093       3,462       82,006
        600        16,838         500       14,031       1,100       30,869
        800        18,250         800       18,250       1,700       38,781
        419         6,337         299        4,522           0          --
        710        30,175         640       27,200       1,430       60,775
      2,016        53,424       1,698       44,997       4,042      107,113
      1,508         9,708       1,103        7,101           0          --
      6,225       277,013       5,650      251,425      10,350      460,575
      1,764        49,723       1,472       41,492       3,279       92,427
     30,452     1,653,924      27,687    1,503,750      50,874    2,763,094
      1,875        20,977       1,239       13,861       2,826       31,616
      8,994       677,923       7,846      591,392      19,246    1,450,667
      1,248        21,060       1,103       18,613       2,275       38,391
      1,400        48,125       1,200       41,250       2,800       96,250
      1,760        75,900       1,474       63,566       3,126      134,809
      1,413        56,432       1,226       48,963       1,987       79,356
     10,972       612,375       9,433      526,479      15,803      882,005
      2,867       106,437       2,377       88,246       5,235      194,349
     16,304       901,823      14,778      817,415      27,219    1,505,566
          0           --        1,500       64,500       3,200      137,600
      1,700        73,100           0          --          300        4,950
      1,944        69,366       1,537       54,837       3,425      122,240
      5,133       114,851       4,322       96,705       7,193      160,943
        800        16,150       1,000       20,188       2,100       42,394
        700        19,119         600       16,388       1,300       35,506
      4,985       187,872       4,166      157,006       7,044      265,471
      5,839       201,810       5,066      175,094       8,357      288,839
        675        24,300         494       17,784         472       16,992
      1,164        41,322         984       34,932       1,960       69,580
        300        11,156         300       11,156         700       26,031
        624        16,809         454       12,230         440       11,852
      1,057        36,599         900       31,163       1,900       65,788
      1,078        81,861         931       70,698       1,593      120,968

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Williams Co Inc                      588 $     19,220       2,896 $     94,663
Witco Corp                           316       12,581         580       23,091
                                         ------------             ------------
     TOTAL ENERGY & RELATED
                    - VALUE              $  1,953,283             $  7,395,224
                    -  COST              $  1,529,318             $  5,522,631
ENGINEERING & CONSTRUCTION
PERCENT OF NET ASSETS                           0.04%                    0.08%
Armstrong World Industries
 Inc                                 102 $      8,007         394 $     30,929
Centex Corp                           57        4,165         249       18,193
Clayton Homes Inc                    626       12,447         884       17,565
Fleetwood Enterprises Inc             32        1,500         328       15,375
Fluor Corp                           123        5,789         749       35,250
Foster Wheeler Corp                  102        2,729         341        9,122
Granite Construction Inc               0          --            0          --
Kaufman & Broad Home Corp             59        1,527         308        7,970
Pulte Corp                            50        2,275         237       10,784
Rouse Co                             400       13,300         600       19,950
                                         ------------             ------------
        TOTAL ENGINEERING &
               CONSTRUCTION
                    - VALUE              $     51,739             $    165,138
                    -  COST              $     35,965             $    140,215
ENTERTAINMENT & LEISURE
PERCENT OF NET ASSETS                           0.31%                    0.72%
AMF Bowling Inc                        0 $        --            0 $        --
Ascent Entertainment Group+          249        2,677         293        3,150
Bally Total Fitness Holding
 Corp+                                26          712          76        2,081
Boyd Gaming Corp+                      0          --          200        1,588
Brunswick Corp                       196        6,223         835       26,511
Callaway Golf Co                     296        9,546         680       21,930
Circus Circus Entertainment
 Inc+                                629       13,838         930       20,460
Coleman Co Inc+                        0          --          200        4,125
Disney (Walt) Co                   1,123      125,706       5,572      623,716
Galileo International Inc              0          --          400       15,800
Gaylord Entertainment Co
 Class A                             105        3,570         105        3,570
Grand Casinos Inc+                   400        6,100         400        6,100
Harrah's Entertainment Inc+          108        2,275         897       18,893
Hasbro Inc                           198        7,190       1,105       40,125
International Game
 Technology Inc                      497       12,052       1,100       26,675
Mattel Inc                           371       15,698       2,414      102,142
Metro-Goldwyn-Mayer Inc+               0          --          100        1,956
MGM Grand Inc+                       200        7,225         200        7,225
Mirage Resorts Inc+                1,597       36,531       1,576       36,051
Polaroid Corp                         34        1,558         437       20,020

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      6,392  $    208,939       5,504 $    179,912       9,184 $    300,202
      1,352        53,827       1,022       40,688       2,195       87,388
             ------------             ------------             ------------
             $ 17,040,358             $ 14,819,522             $ 26,789,391
             $ 12,562,522             $ 11,058,036             $ 21,871,886
                    0.11%                    0.13%                    0.14%
        838  $     65,783         789 $     61,937       1,203 $     94,435
        545        39,819         552       40,331         856       62,542
      1,945        38,657       1,620       32,198       3,408       67,724
        713        33,422         570       26,719       1,065       49,922
      1,739        81,842       1,386       65,229       2,428      114,268
        732        19,581         583       15,595       1,254       33,545
        270         7,155           0          --            0          --
        734        18,992         647       16,741       1,189       30,765
        393        17,882         321       14,606         633       28,802
      1,300        43,225       1,100       36,575       2,400       79,800
             ------------             ------------             ------------
             $    366,358             $    309,931             $    561,803
             $    311,243             $    254,185             $    509,168
                    1.05%                    1.27%                    1.30%
          0  $        --            0 $        --          500 $     12,000
        400         4,300         397        4,268         679        7,299
        185         5,064         116        3,175         223        6,105
          0           --          300        2,381         700        5,556
      1,962        62,293       1,660       52,705       2,840       90,170
      1,458        47,021       1,256       40,506       2,616       84,366
      2,122        46,684       1,562       34,364       3,295       72,490
          0           --            0          --          200        4,125
     13,466     1,507,350      11,568    1,294,893      19,461    2,178,416
        800        31,600         600       23,700       1,400       55,300
        140         4,760         171        5,814         250        8,500
        700        10,675         500        7,625         900       13,725
      2,032        42,799       1,602       33,742       2,818       59,354
      2,523        91,616       2,112       76,692       3,561      129,309
      2,172        52,671       2,017       48,912       4,345      105,366
      5,313       224,806       4,565      193,157      11,363      480,797
          0           --          200        3,913         400        7,825
        400        14,450         400       14,450         800       28,900
      3,580        81,893       3,029       69,288       5,074      116,068
        906        41,506         747       34,222       1,402       64,229

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Spelling Entertainment Group            0 $        --            0 $        --
Stanhome Inc                          220        6,353         170        4,909
Tiffany & Co                          126        5,922         300       14,100
Time Warner Inc                       987       66,623       4,698      317,115
Topp Inc+                             512        1,408           0          --
U.S. West Media Group+              1,020       32,831       5,340      171,881
                                          ------------             ------------
         TOTAL ENTERTAINMENT
                   & LEISURE
                     - VALUE              $    364,038             $  1,490,123
                     -  COST              $    290,782             $  1,020,657
ENVIRONMENTAL CONTROL
PERCENT OF NET ASSETS                            0.08%                    0.12%
Browning-Ferris Industries
 Inc                                  347 $     11,559       1,723 $     57,397
Mid American Waste Systems
 Inc+                                   0          --            0          --
Republic Industries Inc+            1,500       35,438       3,200       75,600
Safety-Kleen Corp                      78        2,091         491       13,165
U.S. Filter Corp+                       0          --          800       27,150
U.S.A. Waste Services Inc+            800       33,300       1,730       72,011
Wheelabrator Technologies
 Inc                                  700       11,419         700       11,419
                                          ------------             ------------
         TOTAL ENVIRONMENTAL
                     CONTROL
                     - VALUE              $     93,807             $    256,742
                     -  COST              $     82,856             $    237,452
FOOD & RELATED
PERCENT OF NET ASSETS                            1.04%                    2.05%
Albertson's Inc                       405 $     18,959       2,180 $    102,051
American Stores Co                    461       11,611       2,387       60,123
Archer-Daniels-Midland Co           1,000       22,438       5,009      112,389
Bestfoods                             243       25,606       1,182      124,553
Bob Evans Farms Inc                   468        9,623         360        7,403
Boston Chicken Inc+                   600        4,163         500        3,469
Brinker International Inc+          1,056       22,044         990       20,666
Brown-Forman Corp Class B              74        4,107         643       35,687
Campbell Soup Co                      800       46,450       3,629      210,709
ConAgra Inc                           888       26,640       3,727      111,810
Corn Product International
 Inc+                                  60        1,995         295        9,809
Cracker Barrel Old Country
 Store Inc                            249       10,069         610       24,667
Darden Restaurants Inc                160        2,160       1,329       17,941
Dave & Buster's Inc                     0          --            0          --
Dean Foods Co                         224       12,320         440       24,200
Dole Food Inc                         246       13,361         410       22,268
Earthgrains Co                         28        1,213         146        6,324
Fleming Co Inc                          2           36         291        5,183

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
          0  $        --            0 $        --          400 $      3,600
        299         8,634         214        6,179         210        6,064
        480        22,560         560       26,320       1,200       56,400
     11,119       750,533       9,587      647,123      16,146    1,089,855
        722         1,986         527        1,449           0          --
     12,084       388,954      10,397      334,653      17,485      562,798
             ------------             ------------             ------------
             $  3,442,155             $  2,959,531             $  5,248,617
             $  2,322,449             $  1,942,826             $  3,597,026
                    0.16%                    0.19%                    0.24%
      3,988  $    132,850       3,351 $    111,630       5,669 $    188,849
        372           163           0          --            0          --
      6,500       153,563       5,200      122,850      12,700      300,038
      1,136        30,459       1,016       27,242       1,831       49,094
      1,600        54,300       1,300       44,119       3,400      115,388
      3,300       137,363       2,800      116,550       6,767      281,676
      1,300        21,206       1,200       19,575       2,600       42,413
             ------------             ------------             ------------
             $    529,904             $    441,966             $    977,458
             $    517,459             $    441,314             $    942,877
                    2.94%                    3.58%                    4.31%
      4,930  $    230,786       4,238 $    198,391       7,084 $    331,620
      5,544       139,640       4,645      116,996       7,830      197,218
     11,107       249,213       9,536      213,964      16,107      361,401
      2,585       272,394       2,283      240,571       5,572      587,149
        752        15,463         472        9,706       1,250       25,703
        700         4,856         700        4,856       1,100        7,631
      1,871        39,057       1,171       24,445       2,130       44,464
      1,355        75,203       1,145       63,548       1,995      110,723
      8,322       483,196       7,171      416,366      17,729    1,029,390
      8,572       257,160       7,453      223,590      18,371      551,130
        696        23,142         545       18,121       1,318       43,824
      1,411        57,057       1,071       43,309       2,325       94,017
      3,179        42,917       2,566       34,641       4,753       64,166
        103         2,524           0          --            0          --
        707        38,885         737       40,535       1,605       88,275
      1,008        54,747         868       47,143       1,825       99,120
        334        14,466         268       11,608         612       26,507
        801        14,268         589       10,492       1,206       21,482

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Flowers Industries Inc                509 $     12,948         720 $     18,315
Food Lion Inc Class A               1,100       11,103       1,700       17,159
Food Lion Inc Class B               1,400       13,825       1,800       17,775
General Mills Inc                     210       15,107       1,232       88,627
General Nutrition Co Inc+             400       15,900         800       31,800
Giant Food Inc Class A                156        5,665         494       17,938
Great Atlantic & Pacific Tea
 Co                                    69        2,100         293        8,918
Hannaford Brothers Co                 236        9,956         260       10,969
Harcourt General Inc                   89        4,806         582       31,428
Heinz (H J) Co                        690       38,856       2,938      165,446
Hershey Foods Corp                    214       14,271       1,155       77,024
Hormel Foods Corp                     200        7,425         500       18,563
Host Marriott Services Corp+          240        3,210         240        3,210
IBP Inc                               432        9,639         920       20,527
Imperial Holly Inc                      0          --            0          --
International Multifoods
 Corp                                   0          --            0          --
Interstate Bakeries Corp                0          --          400       13,400
Kellogg Co                            756       32,225       3,259      138,915
Koninklijke Ahold NV ADR
 (Netherlands)                      3,015       92,900      10,138      312,377
Kroger Co                             341       14,407       2,101       88,767
Lancaster Colony Corp                 207        9,108         290       12,760
Lance Inc                               0          --            0          --
Lone Star Steakhouse &
 Saloon+                              300        6,319         400        8,425
Luby's Cafeteria Inc                   45          782         219        3,805
McCormick & Co Inc                    288        8,262         600       17,213
McDonald's Corp                     1,269       69,478       5,690      311,527
Michael Foods Inc                       0          --            0          --
Morrison Restaurants Inc               96          270          50          141
Nabisco Holdings Corp Class
 A                                    200        9,438         100        4,719
NPC International Inc+                  0          --            0          --
Outback Steakhouse Inc+               200        7,150         400       14,300
Pioneer Hi Bred
 International Inc                    135       14,006         479       49,696
Planet Hollywood
 International+                         0          --          200        2,013
Quaker Oats Co                        142        7,650       1,173       63,195
Ralston-Purina Group                  155       15,723         896       90,888
Richfood Holdings Inc                   0          --          500       14,219
RJR Nabisco Holdings Corp           1,170       40,438       2,643       91,349
Ruby Tuesday Inc                      192        5,016         100        2,613
Ryans Family Steak House+             119          985         516        4,273
Safeway Inc                           998       34,805       2,054       71,633
Sara Lee Corp                         833       47,065       3,853      217,694
Sbarro Inc                              0          --            0          --
Shoney's Inc+                          97          473         370        1,804
Sizzler International Inc+            254          841           0          --

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      1,318  $     33,527       1,336 $     33,985       2,815 $     71,607
      3,100        31,290       2,900       29,272       6,900       68,137
      4,300        42,463       3,400       33,575       6,400       64,600
      2,930       210,777       2,597      186,822       6,222      447,595
      1,600        63,600       1,500       59,625       3,200      127,200
      1,186        43,067         946       34,352       1,700       61,731
        732        22,280         612       18,628       1,177       35,825
        745        31,430         565       23,836       1,240       52,313
      1,419        76,626       1,211       65,394       2,053      110,862
      6,720       378,420       5,902      332,356      14,266      803,354
      2,653       176,922       2,319      154,648       5,598      373,317
      1,000        37,125         800       29,700       1,700       63,113
        380         5,082         320        4,280         680        9,095
      2,152        48,017       1,642       36,637       3,500       78,094
        134         1,173          94          823           0          --
        274         7,655           0          --            0          --
        800        26,800         700       23,450       1,600       53,600
      7,501       319,730       6,470      275,784      16,003      682,128
     22,905       705,760      20,762      639,729      38,157    1,175,713
      4,630       195,618       4,069      171,915       9,729      411,050
        705        31,020         660       29,040       1,292       56,848
        478        11,114           0          --            0          --
        700        14,744         500       10,531         900       18,956
        480         8,340         369        6,411         621       10,790
      1,355        38,872       1,005       28,831       2,155       61,822
     13,681       749,035      11,787      645,338      19,844    1,086,459
        229         5,811           0          --            0          --
        160           450          99          278         193          543
        200         9,438         200        9,438         400       18,875
        374         4,301         284        3,266           0          --
        500        17,875         700       25,025       1,400       50,050
      1,235       128,131       1,033      107,174       2,756      285,935
        500         5,031         400        4,025         600        6,038
      2,605       140,344       2,195      118,256       5,309      286,022
      1,957       198,513       1,625      164,836       4,138      419,748
          0           --          600       17,063       1,000       28,438
      5,305       183,354       4,851      167,663      10,618      366,985
        321         8,386         199        5,199         387       10,110
      1,012         8,381         679        5,623       1,039        8,604
      3,976       138,663       3,378      117,808       8,452      294,764
      8,737       493,640       7,573      427,874      18,602    1,051,013
        319         9,411         219        6,461           0          --
        751         3,661         596        2,905       1,304        6,357
        434         1,438         319        1,057           0          --

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Smucker (J M) Co Class A              305 $      8,121           0 $        --
Southland Corp+                     1,800        3,488       1,400        2,713
Starbucks Corp+                       400       15,825         800       31,650
Super Value Inc                        78        3,715         543       25,860
Sysco Corp                            205        9,648       1,387       65,276
Tootsie Roll Industries               212       15,821         212       15,834
Tricon Global Restaurants+            226        6,413       1,275       36,178
Tyson Food Inc Class A                591       11,525         890       17,355
Unilever NV (Netherlands)           3,972      255,449      13,212      849,697
Universal Corp                        181        8,598         400       19,000
Universal Foods Corp                  279       12,555         320       14,400
UST Inc                               292       10,348       1,528       54,149
Weis Markets Inc                      200        7,038         100        3,519
Wendy's International Inc             211        4,576       1,170       25,374
Winn-Dixie Stores Inc                 166        8,954       1,209       65,210
Wrigley (W M) Jr Co                   184       14,053         979       74,771
                                          ------------             ------------
        TOTAL FOOD & RELATED
                     - VALUE              $  1,211,074             $  4,263,663
                     -  COST              $    888,160             $  2,966,990
FURNITURE & APPLIANCES
PERCENT OF NET ASSETS                            0.07%                    0.10%
Bassett Furniture Industries           25 $        775          50 $      1,550
HON Industries Inc                    153       10,060         270       17,753
Hussmann International Inc+            32          486         439        6,660
Knoll Inc+                              0          --          100        3,563
Leggett & Platt Inc                   458       22,986         900       45,169
Maytag Corp                           216        9,720         879       39,555
Miller (Herman) Inc                   238       14,578         420       25,725
National Presto Industries
 Inc                                    0          --            0          --
Skyline Corp                           20          639          44        1,405
Sunbeam Oster Co Inc                  300       12,413         600       24,825
Whirlpool Corp                         83        5,545         705       47,103
                                          ------------             ------------
TOTAL FURNITURE & APPLIANCES
                     - VALUE              $     77,202             $    213,308
                     -  COST              $     34,333             $    129,645
HEALTHCARE
PERCENT OF NET ASSETS                            0.11%                    0.18%
Apria Healthcare Group Inc+           500 $      6,813         600 $      8,175
Beverly Enterprises Inc+               75        1,139       1,146       17,405
Cardinal Health Inc                   116        9,498         889       72,787
First Health Group Corp+              284       14,147         290       14,446
Healthsouth Corp                    1,010       27,270       3,190       86,130
Idexx Laboratories Inc+               400        6,275         500        7,844

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        436  $     11,608         331 $      8,813           0 $        --
      2,600         5,038       1,800        3,488       4,200        8,138
      1,700        67,256       1,400       55,388       3,400      134,513
      1,194        56,864       1,044       49,721       1,718       81,820
      3,085       145,188       2,699      127,022       6,737      317,060
        318        23,751         212       15,834         537       40,046
      3,075        87,253       2,587       73,406       4,267      121,076
      1,411        27,515       1,473       28,724       3,545       69,128
     29,720     1,911,368      26,964    1,734,122      49,692    3,195,817
        639        30,353         694       32,965       1,365       64,838
        409        18,405         489       22,005         770       34,650
      3,453       122,366       3,035      107,553       7,026      248,984
        200         7,038         200        7,038         400       14,075
      2,634        57,125       2,263       49,079       3,751       81,350
      2,958       159,547       2,505      135,113       4,266      230,097
      2,164       165,276       1,864      142,363       4,489      342,847
             ------------             ------------             ------------
             $  9,578,240             $  8,369,829             $ 17,425,950
             $  6,662,975             $  5,861,569             $ 13,242,622
                    0.14%                    0.17%                    0.19%
        200  $      6,200         120 $      3,720         206 $      6,386
        484        31,823         454       29,850         935       61,476
      1,026        15,575         796       12,089       1,533       23,275
          0           --          200        7,125         400       14,250
      1,874        94,051       1,584       79,497       3,430      172,143
      1,899        85,455       1,639       73,755       2,664      119,880
        848        51,940         858       52,553       1,820      111,475
        116         4,517          81        3,154           0          --
        222         7,090          78        2,491         133        4,248
      1,300        53,788       1,100       45,513       2,300       95,162
      1,460        97,546       1,298       86,723       2,149      143,580
             ------------             ------------             ------------

             $    447,985             $    396,470             $    751,875
             $    261,638             $    240,464             $    519,431

                    0.28%                    0.32%                    0.38%
        800  $     10,900         800 $     10,900       1,300 $     17,712
      2,100        31,894       2,042       31,013       4,300       65,306
      2,040       167,025       1,675      137,141       4,163      340,846
        816        40,647         596       29,688       1,265       63,013
      7,277       196,479       6,119      165,213      15,005      405,135
        800        12,550         600        9,413       1,000       15,688

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Lincare Holdings Inc+                   0 $        --          100 $      6,491
Mid Atlantic Medical
 Services+                            400        4,700         500        5,875
Morrison Health Care Inc              128        2,560          66        1,320
Novacare Inc+                           0          --            0          --
Oakley Inc+                           600        7,238         600        7,238
Oxford Health Plans Inc+              500        8,594         700       12,031
PacifiCare Health Systems
 Inc Class A+                         112        6,855          70        4,285
PacifiCare Health Systems
 Inc Class B+                         174       10,875         195       12,188
St Jude Medical Inc                   152        5,548         796       29,054
United Healthcare Corp                297       18,024       1,639       99,467
                                          ------------             ------------
            TOTAL HEALTHCARE
                     - VALUE              $    129,536             $    384,736
                     -  COST              $    145,300             $    368,304
HOSPITAL & MEDICAL SUPPLIES
PERCENT OF NET ASSETS                            0.42%                    0.98%
Allegiance Corp                        81 $      2,825         628 $     21,902
American Oncology Resources+            0          --          200        3,050
Arrow International Inc                 0          --          100        3,913
Arterial Vascular
 Engineering+                           0          --          100        4,094
Bard (C R) Inc                        143        4,987         555       19,356
Bausch & Lomb Inc                      56        2,509         491       22,003
Baxter International Inc              470       26,614       2,297      130,068
Becton Dickinson & Co                 159       10,116         987       62,798
Biomet Inc                            132        3,935         926       27,606
Boston Scientific Corp+               301       17,985       1,568       93,688
Columbia/HCA Healthcare Corp        1,140       30,923       5,759      156,213
Dentsply International Inc            400       12,400         400       12,400
Depuy Inc                               0          --          200        5,388
Guidant Corp                          306       22,319       1,209       88,181
Health Care & Retirement
 Corp+                                150        6,581         400       17,550
Health Management Associates
 Inc Class A                          575       15,992       1,375       38,242
Hillenbrand Industries Inc            300       16,856         500       28,094
Johnson & Johnson                   2,333      176,142      10,695      807,473
Mallinckrodt Group Inc                 87        3,377         684       26,548
Manor Care Inc                        161        6,048         601       22,575
Medpartners Inc+                      710        8,520       1,489       17,868
Medtronic Inc                         720       38,250       3,714      197,306
Phycor Inc+                           300        7,716         600       15,431
Quorum Health Group Inc               150        4,158         350        9,702
Stryker Corp                          348       14,246         720       29,475
Sybron International Corp             600       16,388         900       24,581
Tenet Healthcare Corp+                524       19,552       2,682      100,072
Thermo Cardiosystems Inc+             150        3,750         250        6,250

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        300  $     19,472         300 $     19,472         600 $     38,944
        700         8,225         500        5,875       1,300       15,275
        214         4,280         132        2,640         258        5,160
        975        13,650         710        9,940           0          --
      1,200        14,475         800        9,650       1,200       14,475
      1,400        24,063       1,300       22,344       2,600       44,688
        459        28,021         136        8,273         242       14,768
        526        32,887         411       25,688         795       49,699
      1,835        66,977       1,534       55,991       2,735       99,827
      3,729       226,304       3,247      197,052       5,462      331,475
             ------------             ------------             ------------

             $    897,849             $    740,293             $  1,522,011
             $    769,806             $    640,982             $  1,349,970

                    1.39%                    1.68%                    2.20%
      1,230  $     42,896       1,098 $     38,293       2,307 $     80,457
          0           --          200        3,050         400        6,100
          0           --            0          --          200        7,825
          0           --            0          --            0          --
      1,208        42,129         897       31,283       1,796       62,636
      1,150        51,534         975       43,692       1,555       69,683
      5,115       289,637       4,426      250,622      10,868      615,401
      2,471       157,217       2,130      135,521       3,570      227,141
      2,246        66,959       1,742       51,933       4,260      127,001
      3,506       209,483       3,067      183,253       7,629      455,833
     13,036       353,612      11,167      302,905      18,654      505,990
        600        18,600         800       24,800       1,600       49,600
        300         8,081         300        8,081         600       16,163
      2,717       198,171       2,367      172,643       5,673      413,774
        750        32,906         700       30,713       1,550       68,006
      3,075        85,523       2,600       72,313       5,587      155,389
      1,000        56,188         900       50,569       2,000      112,375
     24,511     1,850,580      21,249    1,604,300      52,505    3,964,128
      1,443        56,006       1,205       46,769       2,092       81,196
      1,299        48,794       1,012       38,013       1,837       69,002
      3,020        36,240       2,552       30,624       5,362       64,344
      8,514       452,306       7,298      387,706      18,213      967,566
      1,050        27,005       1,050       27,005       2,250       57,867
        600        16,631         650       18,017       1,400       38,806
      1,668        68,284       1,388       56,821       2,900      118,719
      1,600        43,700       1,600       43,700       3,600       98,325
      6,083       226,972       5,254      196,040       8,820      329,096
        300         7,500         300        7,500         450       11,250

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
United States Surgical                152 $      4,655         699 $     21,407
Vencor Inc+                           500       14,344         700       20,081
                                          ------------             ------------
    TOTAL HOSPITAL & MEDICAL
                    SUPPLIES
                     - VALUE              $    491,188             $  2,033,315
                     -  COST              $    384,539             $  1,447,346
HOUSEHOLD PRODUCTS
PERCENT OF NET ASSETS                            0.37%                    0.93%
Alberto-Culver Co Class B             102 $      3,105         485 $     14,762
Avon Products Inc                     160       11,270       1,087       76,566
Colgate-Palmolive Co                  479       38,889       2,358      191,440
Estee Lauder Co Class A               200       11,700         200       11,700
Gillette Co                         1,021      110,140       4,471      482,309
Kimberly-Clark Corp                   986       54,908       4,354      242,463
NCH Corp                                0          --            0          --
Procter & Gamble Co                 2,403      204,105      10,684      907,472
                                          ------------             ------------
    TOTAL HOUSEHOLD PRODUCTS
                     - VALUE              $    434,117             $  1,926,712
                     -  COST              $    307,975             $  1,126,833
INSURANCE
PERCENT OF NET ASSETS                            1.15%                    2.56%
Aegon NV ADR (Netherlands)             22 $      2,475         325 $     36,563
Aetna Inc                             274       23,941       1,300      113,588
AFLAC Corp                            696       42,761       1,370       84,169
Alleghany Corp                          2          696           2          682
Allmerica Financial Corp              124        7,626         230       14,145
Allstate Corp                         722       67,327       3,601      335,793
AMBAC Inc                             300       15,975         600       31,950
American Bankers Insurance
 Gro                                    0          --          400       22,500
American Financial Group Inc          304       12,293         390       15,771
American General Corp                 694       40,311       2,416      140,402
American International Group
 Inc                                1,293      155,402       5,648      678,819
American National Insurance
 Co                                   100        9,700         100        9,700
Aon Corp                              267       15,970       1,510       90,317
Argonaut Group Inc                      0          --          100        3,600
Axa-UAP ADR (France)                2,275      110,053       7,408      358,362
Chubb Corp                            315       25,141       1,524      121,634
CIGNA Corp                             79       15,089         651      124,341
Cincinnati Financial Corp             230       31,050         546       73,710
CNA Financial Corp+                     0          --          100       14,394
Conseco Inc                           358       16,804       1,704       79,982
Equitable Co Inc                      400       20,925         800       41,850
Everest Reinsurance Holdings
 Inc                                  300       11,063         400       14,750

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      1,465  $     44,866       1,276 $     39,078       2,342 $     71,724
      1,500        43,031       1,180       33,851       2,474       70,973
             ------------             ------------             ------------
             $  4,534,851             $  3,929,095             $  8,916,370
             $  3,112,631             $  2,695,367             $  6,611,260

                    1.35%                    1.63%                    2.32%
      1,110  $     33,786         882 $     26,846       1,769 $     53,844
      2,443       172,079       2,120      149,327       5,022      353,737
      5,419       439,955       4,646      377,197      11,523      935,524
        400        23,400         400       23,400         800       46,800
     10,224     1,102,914       8,804      949,732      21,861    2,358,255
     10,013       557,599       8,677      483,201      21,241    1,182,858
        124         7,556          89        5,423           0          --
     24,458     2,077,401      21,227    1,802,968      52,416    4,452,084
             ------------             ------------             ------------
             $  4,414,690             $  3,818,094             $  9,383,102
             $  2,625,441             $  2,304,576             $  6,133,380
                    3.57%                    4.42%                    4.71%
        747  $     84,038         580 $     65,250         898 $    101,025
      2,968       259,329       2,516      219,836       4,254      371,693
      2,817       173,069       2,537      155,867       5,627      345,709
        104        35,478         104       35,478         204       69,578
        379        23,309         372       22,878         803       49,385
      8,573       799,432       7,333      683,802      12,357    1,152,290
      1,300        69,225       1,100       58,575       2,400      127,800
        700        39,375         600       33,750       1,300       73,125
        813        32,876         608       24,586       1,380       55,804
      5,158       299,796       4,588      266,672       7,751      450,516
     12,783     1,536,357      11,049    1,327,952      27,363    3,288,691
        200        19,400         200       19,400         400       38,800
      3,319       198,518       2,854      170,705       4,834      289,134
          0           --          200        7,200         300       10,800
     16,697       807,717      15,104      730,656      27,832    1,346,373
      3,368       268,809       2,935      234,250       4,867      388,447
      1,432       273,512       1,272      242,952       2,160      412,560
      1,045       141,075       1,040      140,400       1,595      215,325
        200        28,788         200       28,788         400       57,575
      3,773       177,095       3,254      152,735       5,441      255,387
      1,700        88,931       1,400       73,238       3,100      162,169
        900        33,188         800       29,500       1,700       62,688

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Foundation Health Systems+           491 $     13,595         926 $     25,639
General Re Corp                      101       21,513         651      138,663
Hartford Financial Services
 Group                               236       23,187       1,081      106,208
Highlands Insurance Group+            37          909          76        1,867
HSB Group Inc                        230       14,519         280       17,675
Humana Inc+                          257        6,537       1,470       37,393
Jefferson-Pilot Corp                 107        8,975         639       53,596
John Alden Financial Corp              0          --            0          --
Leucadia National Corp               200        7,550         400       15,100
Lincoln National Corp                144       12,060         936       78,390
Loews Corp                           155       15,548         983       98,607
Marsh & McLennan Co Inc              267       23,146       1,318      114,254
MBIA Inc                             204       14,930         764       55,915
Mercury General Corp                 200       11,350         300       17,025
Ohio Casualty Corp                   100        4,675         300       14,025
Old Republic International
 Corp                                350       14,766         750       31,641
PMI Group Inc                        100        7,275         200       14,550
Progressive Corp Ohio                 85        9,849         650       75,319
Protective Life Corp                 100        6,913         300       20,738
Provident Co Inc                     294       10,584         632       22,752
Providian Financial Corp             156        8,847         788       44,719
Reliance Group Holdings                0          --          700       11,900
Reliastar Financial Corp             400       19,025         900       42,806
Safeco Corp                          276       14,473       1,208       63,345
St Paul Co                           127       11,255         755       66,912
Sunamerica Inc                       909       41,189       1,633       73,995
TIG Holdings Inc                     200        5,313         500       13,281
Tokio Marine & Fire
 Insurance Co ADR (Japan)          3,718      211,926      15,400      877,800
Torchmark Corp                       262       12,199       1,197       55,735
Transamerica Corp                     76        8,849         542       63,109
Transatlantic Holdings Inc           126        9,529         150       11,344
Travelers Inc                      1,873      104,420       9,565      533,249
Travelers Property Casualty          100        4,100         100        4,100
Uici+                                  0          --          400       12,850
Unitrin Inc                          100        6,913         300       20,738
UNUM Corp                            272       13,991       1,256       64,606
USF & G Corp                         179        4,374       1,002       24,486
Wellpoint Health Networks+             0          --          100        5,844
                                         ------------             ------------
            TOTAL INSURANCE
                    - VALUE              $  1,328,886             $  5,337,198
                    -  COST              $    961,881             $  3,651,478

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      1,954  $     54,101       1,713 $     47,429       3,541 $     98,041
      1,613       343,569       1,329      283,077       2,274      484,362
      2,315       227,449       2,043      200,725       3,450      338,962
        172         4,225         136        3,340         216        5,306
        309        19,506         424       26,765         820       51,763
      3,272        83,232       2,822       71,785       4,615      117,394
      1,417       118,851       1,168       97,966       2,013      168,840
          0           --            0          --          300        6,731
        900        33,975         700       26,425       1,600       60,400
      2,079       174,116       1,770      148,238       2,951      247,146
      2,282       228,913       2,012      201,829       3,313      332,335
      3,110       269,598       2,689      233,103       6,617      573,611
      1,767       129,322       1,510      110,513       2,805      205,291
        400        22,700         500       28,375       1,100       62,425
        700        32,725         500       23,375       1,100       51,425
      1,500        63,281       1,250       52,734       3,100      130,781
        500        36,375         400       29,100         900       65,475
      1,469       170,220       1,348      156,200       2,061      238,818
        600        41,475         500       34,563       1,100       76,038
      1,312        47,232       1,202       43,272       2,566       92,376
      1,902       107,938       1,696       96,248       2,697      153,055
      1,400        23,800       1,200       20,400       2,400       40,800
      1,900        90,369       1,600       76,100       3,600      171,225
      2,807       147,192       2,498      130,989       4,023      210,956
      1,627       144,193       1,456      129,038       2,409      213,498
      3,897       176,583       3,290      149,078       5,599      253,705
        900        23,906         800       21,250       1,700       45,156
     26,976     1,537,632      27,469    1,565,733      44,208    2,519,856
      2,806       130,654       2,418      112,588       4,044      188,299
      1,299       151,252       1,044      121,561       1,787      208,074
        332        25,108         290       21,931         660       49,913
     22,913     1,277,400      19,704    1,098,506      33,141    1,847,611
        200         8,200         200        8,200         300       12,300
        800        25,700         600       19,275       1,400       44,975
        600        41,475         500       34,563       1,100       76,038
      2,774       142,688       2,391      122,987       3,959      203,641
      2,206        53,909       1,858       45,405       3,192       78,005
        300        17,531         200       11,688         500       29,219
             ------------ ----------- ------------ ----------- ------------

             $ 11,615,712             $ 10,328,824             $ 19,078,720
             $  7,606,427             $  6,858,868             $ 14,010,932

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LODGING
PERCENT OF NET ASSETS                            0.06%                    0.12%
Choice Hotels International
 Inc+                                  59 $        885         505 $      7,575
Extended Stay America Inc+              0          --          600        8,400
Hilton Hotels Corp                    304        9,063       2,111       62,934
Homestead Village Property
 Inc                                   75        1,064          87        1,234
Host Marriott Corp+                   800       15,850       1,700       33,681
La Quinta Inns Inc                    400        8,500         650       13,813
Marriott International                178       13,484       1,006       76,205
Primadonna Resorts Inc                  0          --            0          --
Promus Hotel Corp+                    441       21,278         818       39,469
Sunburst Hospitality Corp              20          172         168        1,470
                                          ------------             ------------
               TOTAL LODGING
                     - VALUE              $     70,296             $    244,781
                     -  COST              $     48,954             $    179,753
MACHINERY
PERCENT OF NET ASSETS                            0.28%                    0.44%
AGCO Corp                             300 $      8,438         600 $     16,875
AVX Corp                              300        6,769         200        4,513
Black & Decker Corp                   126        6,347         861       43,373
Camco International Inc                 0          --          300       17,550
Case Corp                             103        6,701         704       45,804
Caterpillar Inc                       630       34,414       3,259      178,023
Cincinnati Milacron Inc                61        1,883         362       11,177
Cummins Engine Co Inc                  25        1,447         298       17,247
Deere & Co                            439       24,639       2,249      126,225
Federal Mogul Corp                    396       19,429         300       14,719
Flowserve Corp                          0          --          400       12,675
Harsco Corp                           338       14,154         520       21,775
Ingersoll-Rand Co                     272       12,954       1,450       69,056
Jacobs Engineering Group+               0          --            0          --
Kubota Corp ADR (Japan)             1,434       83,531       1,203       70,075
MagneTek Inc+                           0          --            0          --
Makita Corp ADR (Japan)             1,420       16,330       4,803       55,235
McDermott International Inc           146        5,749         456       17,955
Nordson Corp                          214       10,406         160        7,780
Pall Corp                             183        3,832       1,087       22,759
Parker Hannifin Corp                  158        7,367         987       46,019
Pentair Co                              0          --            0          --
Presstek Inc                          200        5,075         400       10,150
SPX Corp                               22        1,643          46        3,436
Tecumseh Products Co Class A          241       12,080         190        9,524
Teleflex Inc                          350       14,197           0          --

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------

                    0.17%                    0.19%                    0.26%
      1,105  $     16,575         807 $     12,105       1,217 $     18,255
      1,400        19,600       1,200       16,800       2,500       35,000
      4,772       142,265       3,893      116,060       9,473      282,414
        100         1,419         113        1,603         188        2,667
      3,400        67,363       3,100       61,419       6,600      130,763
      1,500        31,875       1,100       23,375       2,400       51,000
      2,355       178,391       1,978      149,834       4,951      375,038
          0           --            0          --          400        6,000
      1,685        81,301       1,289       62,194       3,245      156,571
        368         3,220         269        2,354         405        3,544
             ------------ ----------- ------------ ----------- ------------

             $    542,009             $    445,744             $  1,061,252
             $    369,433             $    317,385             $    829,157

                    0.78%                    0.98%                    0.93%
      1,300  $     36,563       1,100 $     30,938       2,300 $     64,688
        400         9,025         400        9,025         900       20,306
      1,857        93,546       1,659       83,572       2,734      137,725
        600        35,100         600       35,100       1,300       76,050
      1,493        97,138       1,311       85,297       2,208      143,658
      7,410       404,771       6,408      350,037      10,759      587,710
        802        24,762         767       23,681       1,215       37,513
        746        43,175         624       36,114       1,156       66,904
      5,040       282,870       4,282      240,327       7,305      409,993
        553        27,132         398       19,527         380       18,644
        900        28,519         800       25,350       1,600       50,700
      1,148        48,073         858       35,929       1,920       80,400
      3,307       157,496       2,962      141,065       4,717      224,647
        373        11,167           0          --            0          --
     10,786       628,285      10,935      636,964      16,660      970,445
        367         6,514           0          --            0          --
     10,209       117,404      10,347      118,990      16,783      193,005
      1,093        43,037         947       37,288       1,593       62,724
        293        14,247         208       10,114         385       18,721
      2,550        53,391       2,123       44,450       3,843       80,463
      2,208       102,948       1,938       90,359       3,209      149,620
        576        23,724         406       16,722           0          --
        400        10,150         400       10,150         600       15,225
        226        16,879          83        6,199         248       18,523
        345        17,293         249       12,481         431       21,604
        508        20,606         388       15,738           0          --

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Thermo Electron Corp+                239 $      9,799       1,336 $     54,776
UCAR International Inc+              200        6,888         400       13,775
York International Corp              202        8,875         420       18,454
Zurn Industries Inc                   22          965          46        2,018
                                         ------------             ------------
            TOTAL MACHINERY
                    - VALUE              $    323,912             $    910,968
                    -  COST              $    310,131             $    792,704
MANUFACTURING
PERCENT OF NET ASSETS                           0.05%                    0.11%
EVI Inc                                0 $         --         300 $     14,719
Tyco International Ltd             1,224       62,118       4,220      214,165
West Teleservices                      0          --            0          --
                                         ------------             ------------
        TOTAL MANUFACTURING
                    - VALUE              $     62,118             $    228,884
                    -  COST              $     39,512             $    174,375
METAL FABRICATORS
PERCENT OF NET ASSETS                           0.22%                    0.50%
Alcan Aluminum Ltd                   427 $     13,264       1,995 $     61,970
Allegheny Teledyne Inc               263        7,134       1,438       39,006
Alumax Inc+                          189        7,005         480       17,790
Aluminum Co of America               317       23,260       1,525      111,897
Armco Inc+                           111          590         953        5,063
Barrick Gold Corp                    623       12,032       3,338       64,465
Battle Mountain Gold Co              337        2,022       1,957       11,742
Bethlehem Steel Corp+                 67          712         938        9,966
British Steel PLC ADR (UK)           678       16,738       2,172       53,621
Crane Co                              80        3,920         395       19,355
Engelhard Corp                       270        4,894       1,271       23,037
Freeport McMoRan Copper &
 Gold Inc Class B                     38          546          28          403
Freeport McMoRan Inc                 231        3,479       1,682       25,335
Getchell Gold Corp+                   24          447         259        4,824
Inland Steel Industries Inc          102        2,104         432        8,910
Kaydon Corp                            0          --            0          --
Laboratory Corp of America
 Holdings                            660        1,279         418          810
Lukens Inc                             0          --            0          --
Mitsui & Co Ltd ADR (Japan)          660       83,408       2,015      254,646
Nucor Corp                           131        6,747         734       37,801
Oregon Steel Mills Inc                 0          --            0          --
Phelps Dodge Corp                     76        4,826         540       34,290
Placer Dome Inc                      353        4,545       2,124       27,347
Precision Castparts Corp               0          --          200       11,088
Reynolds Metals Co                   159        9,908         606       37,761

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      3,066  $    125,706       2,546 $    104,386       4,371 $    179,211
        800        27,550         600       20,663       1,400       48,213
        959        42,136         814       35,765       1,685       74,035
        224         9,828         180        7,898         241       10,574
             ------------             ------------             ------------
             $  2,559,035             $  2,284,129             $  3,761,301
             $  2,336,391             $  2,140,563             $  3,802,021

                    0.16%                    0.20%                    0.28%
        600  $     29,438         600 $     29,438       1,300 $     63,781
      9,749       494,762       8,442      428,432      20,724    1,051,743
          0           --            0          --          200        2,900
             ------------             ------------             ------------

             $    524,200             $    457,870             $  1,118,424
             $    409,829             $    363,876             $    861,600
                    0.73%                    0.90%                    0.90%
      4,535  $    140,868       3,904 $    121,268       6,607 $    205,230
      3,498        94,883       2,898       78,608       4,998      135,571
        773        28,649         793       29,391       1,770       65,601
      3,427       251,456       2,938      215,576       4,971      364,747
      1,943        10,322       1,647        8,750       3,846       20,432
      7,557       145,945       6,282      121,321      10,574      204,210
      4,566        27,396       3,560       21,360       7,316       43,896
      2,310        24,544       1,752       18,615       3,489       37,071
      4,862       120,031       4,465      110,230       8,166      201,598
        915        44,835         862       42,214       1,398       68,502
      2,901        52,581       2,322       42,086       4,126       74,784
         52           747          38          546         236        3,393
      3,743        56,379       3,247       48,908       7,341      110,574
        222         4,135         458        8,530         646       12,032
        996        20,543         751       15,489       1,488       30,690
        500        18,594           0          --            0          --
      1,043         2,021         684        1,325       1,337        2,590
        230         6,900           0          --            0          --
      4,622       584,105       4,684      591,941       7,495      947,181
      1,781        91,721       1,460       75,190       2,537      130,656
        299         6,017         199        4,005           0          --
      1,195        75,883       1,038       65,913       1,712      108,712
      4,869        62,688       4,118       53,019       6,778       87,267
        400        22,175         413       22,896         800       44,350
      1,504        93,718       1,306       81,380       2,154      134,221

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                              LifePath 2000            LifePath 2010
                                   ------------------------ ------------------------
                                        Shares        Value      Shares        Value

- ------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SKF AB ADR (Sweden)                        781 $     15,815       2,531 $     51,253
Steel Dynamics Inc+                          0          --          300        5,700
Timken Co                                  102        3,290         600       19,350
USX--U.S. Steel Group                      136        4,777         790       27,749
WMC Ltd ADR (Japan)                      1,140       15,390       3,837       51,800
Worthington Industries Inc                 137        2,346         897       15,361
                                               ------------             ------------
          TOTAL METAL FABRICATORS
                          - VALUE              $    250,478             $  1,032,340
                          -  COST              $    294,925             $  1,229,500
OFFICE EQUIPMENT & SUPPLIES
PERCENT OF NET ASSETS                                 0.04%                    0.05%
Ricoh Co Ltd ADR (Japan)                   677 $     36,173       2,079 $    111,084
Standard Register Co                       301       10,272           0          --
                                               ------------             ------------
TOTAL OFFICE EQUIPMENT & SUPPLIES
                          - VALUE              $     46,445             $    111,084
                          -  COST              $     53,924             $    156,965
PHARMACEUTICALS
PERCENT OF NET ASSETS                                 1.83%                    4.00%
Abbott Laboratories                      1,344 $    100,548       6,062 $    453,513
Allergan Inc                               165        5,775         604       21,140
ALZA Corp                                  122        4,560         699       26,125
American Home Products Corp              1,065       99,844       5,159      483,656
Amgen Inc                                  377       20,028       2,089      110,978
Astra AB ADR Series B (Sweden)           4,738       93,279      15,704      309,173
Bergen Brunswig Corp Class A               225       10,125         545       24,525
Bristol-Myers Squibb Co                  1,784      178,734       7,894      790,880
Centocor Inc+                              346       12,478         640       23,080
Covance Inc+                                90        1,940         581       12,497
Crescendo Pharmaceuticals Corp+              5           59          33          392
Dura Pharmaceuticals Inc+                    0          --          500       12,563
Forest Labs Inc Class A+                   182       11,386         370       23,148
Glaxo Holdings PLC ADR (UK)              3,700      200,956      12,392      673,040
ICN Pharmaceuticals Inc                    200       11,550         404       23,331
Immunex Corp+                                0          --          200       11,825
Interneuron Pharmaceuticals Co+              0          --          400        3,175
IVAX Corp+                               1,230       10,378       1,240       10,463
Lilly (Eli) & Co                         1,999      131,559       8,871      583,823
Marshall & Ilsley Corp                     558       32,713       1,040       60,970
McKesson Corp                              400       20,850         700       36,488
Merck & Co Inc                           2,173      277,193       9,536    1,216,436
Millipore Corp                              52        1,966         376       14,218
Mylan Laboratories                         603       12,286       1,270       25,876

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      5,817  $    117,794       5,246 $    106,232       9,748 $    197,397
        600        11,400         400        7,600       1,000       19,000
      1,240        39,990       1,078       34,766       1,784       57,534
      1,764        61,961       1,494       52,477       2,492       87,532
      8,659       116,897       7,868      106,218      14,498      195,723
      1,935        33,137       1,489       25,499       2,792       47,813
             ------------             ------------             ------------
             $  2,368,315             $  2,111,353             $  3,638,307
             $  2,768,087             $  2,457,218             $  4,490,841
                    0.09%                    0.12%                    0.11%
      4,949  $    264,432       5,025 $    268,492       8,133 $    434,557
        432        14,742         312       10,647           0          --
             ------------             ------------             ------------
             $    279,174             $    279,139             $    434,557
             $    371,584             $    367,165             $    604,542

                    5.79%                    7.10%                    9.23%
     13,983  $  1,046,103      12,072 $    903,137      29,796 $  2,229,113
      1,289        45,115       1,098       38,430       2,008       70,280
      1,713        64,023       1,436       53,670       2,386       89,177
     11,809     1,107,094      10,240      960,000      25,343    2,375,906
      4,915       261,109       4,171      221,584      10,248      544,425
     35,550       699,891      32,160      633,150      59,334    1,168,138
      1,086        48,870         875       39,375       1,950       87,750
     18,157     1,819,104      15,630    1,565,931      38,771    3,884,370
      1,381        49,802       1,266       45,655       2,620       94,484
      1,030        22,140         878       18,866       1,546       33,239
         71           843          53          629         137        1,627
      1,000        25,125         800       20,100       1,700       42,713
        766        47,923         686       42,918       1,460       91,341
     27,901     1,515,373      25,313    1,374,812      46,634    2,532,809
        708        40,887         707       40,829       1,640       94,710
        400        23,650         300       17,738         700       41,388
          0           --          600        4,763         900        7,144
      2,323        19,600       1,963       16,563       3,995       33,708
     20,223     1,330,926      17,522    1,153,167      43,315    2,850,669
      2,103       123,288       1,883      110,391       4,120      241,535
      1,600        83,400       1,400       72,975       2,900      151,163
     21,815     2,782,776      18,950    2,428,951      46,796    5,969,415
        788        29,796         686       25,939       1,628       61,559
      2,765        56,337       2,227       45,375       4,652       94,785

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Novo Nordisk A/S ADR
 (Denmark)                         2,632 $    196,249       8,661 $    645,786
Omnicare Inc                         300       11,100         800       29,600
Perrigo Co+                          812        8,729         550        5,913
Pfizer Inc                         2,295      203,108      10,309      912,347
Pharmacia and Upjohn Inc             837       33,114       4,470      176,844
Pharmerica Inc+                       35          455         338        4,394
Scherer (R P) Corp+                  200       12,163         200       12,163
Schering-plough Corp               1,283       97,588       5,829      443,368
Schweitzer-Mauduit
 International Inc                    20          665          92        3,059
Smithkline Beecham PLC ADR
 (UK)                              2,355      145,716       7,695      476,128
Southtrust Corp                      707       28,878       1,395       57,021
Thermolase Corp+                       0          --          100          813
Warner Lambert Co                    479       70,054       2,197      321,311
Watson Pharmaceutical Inc            300       10,763         800       28,700
Xoma Corp+                           188          934           0          --
Zeneca Group PLC ADR (UK)            558       74,179       1,977      262,817
                                         ------------             ------------
      TOTAL PHARMACEUTICALS
                    - VALUE              $  2,131,902             $  8,331,579
                    -  COST              $  1,338,862             $  4,715,385
PUBLISHING
PERCENT OF NET ASSETS                           0.39%                    0.73%
American Greetings Corp
 Class A                             133 $      6,068         705 $     32,166
Barnes & Noble                       400       14,050         500       17,563
Belo (A H) Corp                      256       14,016         340       18,615
Central Newspapers Class A             0          --          200       14,288
Chris-craft Industries Inc           116        6,496         262       14,602
Comcast Corp Class A                 455       15,925       2,744       96,040
Donnelley (R R) & Sons Co            259       10,263       1,300       51,513
Dow Jones & Co Inc                   204       10,481         888       45,621
E.W. Scripps Co                      100        5,306         200       10,613
Elsevier NV ADR
 (Netherlands)                     3,987      150,260      13,261      499,774
Ennis Business Forms Inc               0          --            0          --
Gannett Co Inc                       478       30,861       2,245      144,943
Gibson Greetings Inc+                  0          --            0          --
Golden Books Family
 Entertainment Inc+                  234        2,750           0          --
Harland (John H) Co                   55          835         248        3,767
Houghton Mifflin Co                  304        9,652         240        7,620
Interpublic Group Co Inc             128        6,976       1,029       56,081
Knight-Ridder Inc                    144        8,100         797       44,831
Lee Enterprises Inc                  498       15,438           0          --
Liberty Media Group Class A        1,279       35,093       2,908       79,775
Marvel Entertainment Group
 Inc+                                  0          --          200          175
Mcgraw-Hill Inc                      176       13,310         840       63,525

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
     19,506  $  1,454,416      17,679 $  1,318,190      32,597 $  2,430,514
      1,600        59,200       1,400       51,800       3,000      111,000
      1,252        13,459         842        9,052       1,680       18,060
     23,565     2,085,502      20,453    1,810,090      50,505    4,469,693
     10,084       398,948       8,754      346,330      14,658      579,907
        955        12,415         792       10,296       1,547       20,111
        400        24,325         400       24,325         900       54,731
     13,388     1,018,325      11,569      879,967      28,528    2,169,911
        214         7,115         176        5,852         351       11,671
     17,391     1,076,068      15,763      975,336      29,089    1,799,882
      2,906       118,762       2,681      109,565       5,903      241,265
          0           --            0          --          300        2,438
      4,920       719,550       4,275      625,219      10,561    1,544,546
      1,700        60,988       1,400       50,225       3,000      107,625
        193           959         193          959           0          --
      4,539       603,403       4,106      545,841       7,461      991,847
             ------------             ------------             ------------
             $ 18,896,610             $ 16,597,995             $ 37,344,649
             $ 10,563,466             $  9,453,253             $ 22,825,459

                    1.01%                    1.26%                    1.41%
      1,536  $     70,080       1,192 $     54,385       2,080 $     94,900
      1,000        35,125         800       28,100       1,800       63,225
        714        39,091         644       35,259       1,340       73,365
        400        28,575         300       21,431         700       50,006
        492        27,479         335       18,683         227       12,647
      6,525       228,375       5,437      190,295      13,600      476,000
      2,928       116,022       2,433       96,408       4,205      166,623
      1,930        99,154       1,604       82,406       2,715      139,483
        500        26,531         400       21,225      50,059    1,886,599
     29,926     1,127,836      27,163    1,023,706           0          --
        247         2,624           0          --          900       47,756
      5,151       332,561       4,436      286,399      11,014      711,091
        244         5,368           0          --            0          --
        313         3,678         233        2,738           0          --
        620         9,416         616        9,356       1,015       15,415
        460        14,605         310        9,843         890       28,258
      2,325       126,713       2,058      112,161       4,760      259,420
      1,724        96,975       1,481       83,306       2,403      135,169
        708        21,948         510       15,810           0          --
      4,181       114,702       5,489      150,591      11,838      324,805
      1,400         1,225         200          175         600          525
      1,965       148,603       1,737      131,361       2,890      218,556

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Media General Inc Class A             280 $     13,160         220 $     10,340
Meredith Corp                         102        4,380         434       18,635
Moore Corp Ltd                        104        1,632         783       12,283
New York Times Co Class A             216       14,135         899       58,828
News Corporation Ltd                  954       24,267       3,180       80,891
Primedia Inc+                           0          --          200        2,763
Readers Digest Association
 Class A                              300        7,969         800       21,250
Readers Digest Association
 Class B                              200        5,500         300        8,250
Scholastic Inc+                       200        7,925         200        7,925
Times Mirror Co Class A               152        9,358         859       52,882
Washington Post Co Class B             27       13,325         100       49,350
                                          ------------             ------------
            TOTAL PUBLISHING
                     - VALUE              $    457,531             $  1,524,909
                     -  COST              $    355,215             $  1,133,672
REAL ESTATE
PERCENT OF NET ASSETS                            0.12%                    0.24%
AMB Property Corp REIT                  0 $        --          100 $      2,350
Boston Properties Inc REIT              0          --          400       13,600
CarrAmercia Realty Corp REIT            0          --          400       11,900
Castle & Cooke Inc+                   215        3,359         136        2,125
Catellus Development Corp+              0          --          700       12,688
Echelon International Corp+            68        1,476          53        1,156
Equity Office Properties
 Trust REIT                             0          --        1,962       57,879
Equity Residential
 Properties Trust REIT                400       19,175         800       38,350
Federal Realty Investment
 Trust                                  0          --            0          --
FelCor Suite Hotels Inc REIT            0          --          300       10,763
Franchise Finance Corp REIT             0          --          100        2,675
Health & Retirement Property
 Trust REIT                           600       12,000       1,000       20,000
Health Care Property
 Investors Inc REIT                   300       11,138         300       11,138
Kimco Realty Corp REIT                300       10,538         350       12,294
Mack-Cali Realty Corp REIT              0          --          500       18,875
MAXXAM Inc+                             0          --            0          --
Meditrust Corp REIT                   481       14,791         721       22,171
New Plan Realty Trust REIT            400        9,975         600       14,963
Patriot American Hospitality
 Inc REIT                               0          --          700       17,500
Public Storage Inc REIT                 0          --          700       21,569
Security Capital Pacific
 Trust REIT                           200        4,588         500       11,469
Simon Debartolo Group Inc
 REIT                                 300        9,263         700       21,613
Spieker Properties Inc                  0          --          400       15,875
Starwood Lodging Trust REIT           364       20,597       2,166      122,539
United Dominion Realty Trust
 Inc REIT                               0          --          900       12,600
Vornado Realty Trust REIT             200        8,488         500       21,219

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    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        410  $     19,270         290 $     13,630         570 $     26,790
      1,126        48,348         908       38,987       1,646       70,675
      1,808        28,363       1,336       20,959       2,824       44,302
      1,876       122,761       1,727      113,011       2,733      178,841
      7,284       185,287       6,549      166,590      12,113      308,124
        300         4,144         300        4,144         400        5,525
      1,800        47,813       1,300       34,531       2,800       74,375
        300         8,250         300        8,250         600       16,500
        200         7,925         200        7,925         400       15,850
      1,774       109,212       1,639      100,901       2,521      155,199
         80        39,480         133       65,636         225      111,038
             ------------             ------------             ------------
             $  3,297,539             $  2,948,202             $  5,711,062
             $  2,391,886             $  2,153,748             $  4,263,347
                    0.31%                    0.37%                    0.49%
          0  $        --          200 $      4,700         400 $      9,400
        700        23,800         600       20,400       1,500       51,000
        900        26,775         800       23,800       1,700       50,575
        336         5,250         222        3,469         341        5,328
      1,400        25,375       1,300       23,563       2,800       50,750
         96         2,084          69        1,511          65        1,418
      4,065       119,918       3,384       99,828       7,668      226,206
      1,400        67,113       1,200       57,525       3,100      148,606
          0           --            0          --          400        9,900
        700        25,113         500       17,938       1,200       43,050
          0           --            0          --          200        5,350
      2,200        44,000       1,800       36,000         700       25,988
        400        14,850         500       18,563       3,800       76,000
        450        15,806         600       21,075       1,300       45,663
      1,000        37,750         800       30,200       2,000       75,500
        128         6,816           0          --            0          --
      1,621        49,846       1,201       36,931       3,440      105,780
      1,400        34,913       1,100       27,431       2,200       54,862
      1,200        30,000       1,200       30,000       3,700       92,500
      1,400        43,138       1,200       36,975       2,900       89,356
        800        18,350         900       20,644       2,300       52,756
      1,600        49,400       1,300       40,138       2,800       86,450
        700        27,781         700       27,781       1,900       75,406
      4,569       258,416       3,793      214,565       7,456      421,733
      1,900        26,600       1,600       22,400       3,300       46,200
      1,000        42,438         800       33,950       2,300       97,606

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Weingarten Realty Investors
 REIT                                200 $      8,925         200 $      8,925
Westfield America Inc REIT             0          --          100        1,788
                                         ------------             ------------
          TOTAL REAL ESTATE
                    - VALUE              $    134,313             $    508,024
                    -  COST              $    103,592             $    428,490
RETAIL & RELATED
PERCENT OF NET ASSETS                           0.97%                    2.17%
Ann Taylor Stores Inc+               247 $      3,504         195 $      2,767
Autozone Inc+                        256        7,744       1,311       39,658
Bed Bath & Beyond Inc+               200        8,638         400       17,275
Benetton SpA ADR (Italy)           2,417       88,825       7,862      288,928
Best Buy Co Inc+                       0          --          100        5,963
BJ's Wholesale Club Inc+             365       12,364           0          --
Borders Group Inc                      0          --          700       23,319
CDW Computer Centers Inc+              0          --          100        6,850
Charming Shoppes Inc+                 59          264         951        4,250
Circuit City Stores Inc              147        5,678         884       34,145
Coles Myer Ltd ADR
 (Australia)                       1,124       47,138       3,832      160,704
CompUSA Inc+                           0          --          900       31,500
Consolidated Stores Corp             418       17,190         968       39,809
Corporate Express Inc+               650        6,581       1,050       10,631
Costco Co Inc+                       415       20,283       1,716       83,870
Dayton-Hudson Corp                   284       21,957       1,744      134,833
Department 56 Inc+                   200        6,588         200        6,588
Dillards Inc Class A                 228        8,123         948       33,773
Dollar General Corp                  412       19,004         993       45,802
Dollar Tree Stores Inc                 0          --          200        8,675
Eastman Kodak Co                     593       38,916       2,672      175,350
Family Dollar Stores Inc             280        9,975         620       22,088
Federated Department Stores
 Inc+                                359       16,828       1,903       89,203
Fingerhut Co                         505       12,530         400        9,925
Footstar Inc+                         46        1,380         245        7,350
Fred Myer Inc                          0          --          600       26,663
Gap Inc                              778       34,767       3,255      145,458
Global Directmail Corp+              200        4,325         200        4,325
Hancock Fabrics Inc                    0          --            0          --
Heilig Meyers Co                     524        8,122         410        6,355
Home Depot Inc                     1,183       75,490       5,871      374,644
Homebase Inc                         365        2,555           0          --
Intelligent Electronics+               0          --            0          --
Ito Yokado Co Ltd ADR
 (Japan)                             430       93,310       1,290      279,930
Jones Apparel Group Inc+             200       11,000         300       16,500
Jostens Inc                          107        2,515         280        6,580

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        400  $     17,850         400 $     17,850         900 $     40,163
          0           --          300        5,363         400        7,150
             ------------             ------------             ------------
             $  1,013,382             $    872,600             $  1,994,696
             $    919,873             $    805,194             $  1,797,177
                    3.11%                    3.83%                    4.54%
        351  $      4,980         253 $      3,589         237 $      3,362
      3,021        91,385       2,633       79,648       4,308      130,317
        800        34,550         800       34,550       1,700       73,419
     17,662       649,079      16,072      590,646      29,581    1,087,102
          0           --          300       17,888         600       35,775
        497        16,836         367       12,432           0          --
      1,200        39,975       1,200       39,975       2,600       86,613
          0           --          100        6,850         300       20,550
      2,288        10,224       1,620        7,239       3,364       15,033
      1,983        76,593       1,673       64,620       2,770      106,991
      8,675       363,808       7,932      332,648      14,440      605,578
      1,900        66,500       1,600       56,000       3,400      119,000
      2,129        87,555       1,475       60,659       4,087      168,078
      1,950        19,744       1,850       18,731       3,900       39,488
      3,963       193,692       3,434      167,837       8,296      405,467
      3,928       303,684       3,463      267,733       8,485      655,997
        300         9,881         200        6,588         600       19,763
      2,275        81,047       1,878       66,904       3,180      113,288
      2,165        99,861       1,856       85,608       3,957      182,517
        500        21,688         400       17,350         900       39,038
      6,516       427,613       5,591      366,909       9,331      612,347
      1,285        45,778       1,140       40,613       2,442       86,987
      4,166       195,281       3,622      169,781       6,011      281,766
        714        17,716         509       12,630         180        4,466
        521        15,630         382       11,460         654       19,620
      1,200        53,325       1,100       48,881       2,500      111,094
      7,383       329,928       6,316      282,247      15,620      698,019
        300         6,488         200        4,325         400        8,650
        342         5,579           0          --            0          --
        834        12,927         544        8,432       1,300       20,150
     13,306       849,090      11,586      739,332      28,423    1,813,743
        497         3,479         367        2,569           0          --
        540         3,628           0          --            0          --
      2,975       645,575       3,003      651,651       4,826    1,047,242
        600        33,000         600       33,000       1,400       77,000
        690        16,215         567       13,325       1,398       32,853

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
K Mart Corp+                         804 $     10,754       4,367 $     58,409
Kohls Corp+                          286       22,934         620       49,716
Limited Inc                          477       13,833       2,409       69,861
Longs Drug Stores Corp                76        2,408         349       11,059
Lowe's Co Inc                        257       15,018       1,590       92,916
May Department Stores Co             394       23,936       2,018      122,594
Mercantile Stores Co Inc             102        6,713         340       22,376
Michaels Stores                        0          --            0          --
Micro Warehouse Inc+                 300        4,125         300        4,125
Midas Inc+                            11          187         146        2,567
Neiman Marcus Group Inc+               0          --          200        7,438
Newell Co                            259       11,882       1,330       61,014
Nordstrom Inc                        122        6,996         645       36,987
Office Depot Inc+                    538       14,795       1,350       37,068
Officemax Inc+                       500        8,344       1,250       20,859
Payless Shoesource Inc+              217       14,593         411       27,640
Penney (J C) Co Inc                  456       32,234       2,163      152,897
Petsmart Inc+                      1,200        9,150       1,300        9,913
Proffitts Inc                          0          --          500       16,938
Rite Aid Corp                        218        7,058       1,978       64,038
Ross Stores Inc                        0          --          500       19,688
Ruddick Corp                           0          --            0          --
Saks Holdings Inc+                   200        5,225         200        5,225
Sears Roebuck & Co                   708       37,568       3,505      185,984
Service Merchandise Co+              771        1,783           0          --
Sherwin Williams Co                  261        8,727       1,519       50,792
Staples Inc                          894       18,886       1,696       35,817
Sunglass Hut International
 Inc+                                600        4,275         500        3,563
Talbots Inc                          200        3,563         200        3,563
Tandy Corp                           226       10,057         895       39,828
Tech Data Corp+                        0          --          400       18,600
TJX Companies Inc                    163        6,296       1,318       50,908
Toys R Us Inc+                       471       12,364       2,521       66,176
Viking Office Products Inc+          400        8,800         900       19,800
Walgreen Co                          680       24,948       3,884      142,494
Walmart Stores Inc                 4,048      187,473      17,993      833,301
Williams-sonoma Inc                    0          --            0          --
Woolworth (F W) Co+                  187        4,441       1,247       29,616
                                         ------------             ------------
     TOTAL RETAIL & RELATED
                    - VALUE              $  1,124,960             $  4,517,481
                    -  COST              $    858,233             $  3,074,761

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      9,817  $    131,302       8,137 $    108,832      13,826 $    184,923
      1,304       104,565       1,208       96,867       2,558      205,120
      5,517       159,993       4,667      135,343       7,826      226,954
        794        25,160         671       21,262       1,256       39,800
      3,499       204,473       2,992      174,845       5,009      292,713
      4,585       278,539       3,934      238,991       6,697      406,843
        730        48,043         585       38,500       1,100       72,394
          0           --            0          --          200        6,800
        600         8,250         400        5,500         700        9,625
        342         6,003         266        4,666         511        8,972
        400        14,875         400       14,875         800       29,750
      3,004       137,809       2,586      118,633       6,030      276,626
      1,503        86,188       1,263       72,425       2,176      124,780
      2,442        67,155       2,367       65,240       5,080      139,700
      2,700        45,056       2,150       35,878       4,650       77,597
        743        49,967         715       48,084       1,504      101,144
      4,961       350,681       4,357      307,985       7,225      510,717
      2,200        16,775       1,600       12,200       3,000       22,875
      1,000        33,875         900       30,488       1,500       50,813
      5,032       162,911       4,204      136,105       7,206      233,294
        900        35,438         900       35,438       1,900       74,813
        714        12,941         524        9,498           0          --
        500        13,063         400       10,450         900       23,513
      7,787       413,198       6,726      356,898      11,275      598,280
      1,516         3,506       1,111        2,569           0          --
      3,462       115,761       2,918       97,571       4,970      166,184
      3,245        68,540       3,060       64,643       6,686      141,231
      1,000         7,125         700        4,988       1,300        9,263
          0           --          200        3,563         400        7,125
      2,122        94,429       1,717       76,406       2,958      131,631
        700        32,550         700       32,550       1,600       74,400
      2,929       113,133       2,607      100,695       6,191      239,127
      5,770       151,463       4,917      129,071       8,113      212,966
      2,000        44,000       1,600       35,200       3,300       72,600
      8,962       328,793       7,856      288,217      19,170      703,299
     41,060     1,901,591      35,580    1,647,799      87,954    4,073,370
          0           --            0          --          200       10,300
      2,678        63,602       2,311       54,886       3,809       90,464
             ------------             ------------             ------------
             $ 10,163,087             $  8,939,811             $ 18,371,319
             $  6,849,987             $  6,104,225             $ 13,044,296

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SERVICES
PERCENT OF NET ASSETS                            0.10%                    0.15%
Block (H R) Inc                       115 $      5,412         828 $     38,968
Cms Energy Corp                       921       40,754         740       32,745
Corrections Corp of America+          400       15,300         700       26,775
Dun & Bradstreet Corp                 180        6,030       1,435       48,073
Public Service Enterprise
 Group                                388       12,513       2,035       65,629
Service Corp International            409       15,491       2,218       84,007
Sotheby's Holdings Inc                611       12,411           0          --
Stewart Enterprises Inc
 Class A                              250       11,781         450       21,206
                                          ------------             ------------
              TOTAL SERVICES
                     - VALUE              $    119,692             $    317,403
                     -  COST              $     84,660             $    233,555
SHIPPING
PERCENT OF NET ASSETS                            0.01%                    0.00%
Halter Marine Group Inc               273 $      5,358         282 $      5,534
                                          ------------             ------------
              TOTAL SHIPPING
                     - VALUE              $      5,358             $      5,534
                     -  COST              $      3,161             $      3,332
TELECOMMUNICATIONS
PERCENT OF NET ASSETS                            2.29%                    4.71%
360 Communications Co+              1,525 $     40,413       1,519 $     40,254
ADC Telecommunications+               672       17,346       1,260       32,524
Adtran Inc+                           100        2,988         200        5,975
Advanced Fibre Communication            0          --          500       14,969
Airtouch Communications+              910       40,893       4,068      182,806
Alcatel Alsthom Compagnie
 Generale d'electricite ADR
 (France)                           3,965      103,833      13,120      343,580
Aliant Communications Inc               0          --            0          --
Alltel Corp                           329       15,031       1,637       74,790
Ameritech Corp                      1,914       79,790       8,702      362,765
Andrew Corp                           160        4,420         763       21,064
Ascend Communications Inc+            750       28,078       1,800       67,388
Aspect Telecommunication
 Corp+                                  0          --          500       13,188
AT & T Corp                         2,814      171,302      13,487      821,021
Bell Atlantic Corp                  1,292      115,957       6,245      560,489
Bellsouth Corp                      1,680      102,480       8,252      503,372
British Telecommunications
 PLC ADR (UK)                       2,374      239,774       7,723      780,023
Century Telephone Enterprise          567       34,587         460       28,060
Ciena Corp+                             0          --          500       20,969
Comsat Corp                           510       17,053         600       20,063
Cox Communications Inc Class
 A+                                   313       12,070         674       25,991
Deutsche Telekom Ag ADR
 (Germany)                          4,976       99,520      16,458      329,160

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
                    0.22%                    0.27%                    0.27%
      2,084  $     98,078       1,743 $     82,030       2,990 $    140,717
      1,314        58,144         954       42,214         885       39,161
      1,400        53,550       1,300       49,725       2,900      110,925
      3,141       105,224       2,643       88,541       6,506      217,951
      4,644       149,769       4,016      129,516       6,664      214,914
      5,112       193,617       4,446      168,392       7,309      276,828
        848        17,225         623       12,655           0          --
        750        35,344         800       37,700       1,700       80,113
             ------------             ------------             ------------
             $    710,951             $    610,773             $  1,080,609
             $    508,885             $    450,321             $    848,626
                    0.00%                    0.01%                    0.00%
        369         7,242         330        6,476         630       12,297
             ------------             ------------             ------------
             $      7,242             $      6,476             $     12,297
             $      4,327             $      3,853             $      7,435
                    6.80%                    8.37%                    9.66%
      2,624  $     69,536       2,128 $     56,392       3,954 $    104,781
      2,896        74,753       2,316       59,782       5,020      129,579
        200         5,975         300        8,963         700       20,912
        900        26,944         900       26,944       1,900       56,881
      9,166       411,897       7,997      359,365      19,655      883,247
     29,451       771,248      26,715      699,599      49,311    1,291,332
        490        12,863           0          --            0          --
      3,705       169,272       3,140      143,459       5,339      243,926
     19,938       831,165      17,296      721,027      42,504    1,771,886
      1,659        45,830       1,416       39,103       3,374       93,193
      3,500       131,031       3,210      120,174       7,060      264,309
          0           --            0          --        1,100       29,013
     32,351     1,969,367      27,869    1,696,525      46,849    2,851,933
     14,201     1,274,540      12,294    1,103,386      30,347    2,723,643
     19,813     1,208,593      17,090    1,042,490      28,649    1,747,589
     17,343     1,751,643      15,812    1,587,545      29,069    2,935,969
        828        50,508         588       35,868         565       34,465
      1,000        41,938         900       37,744       1,900       79,681
        819        27,385         814       27,218       1,290       43,134
      1,294        49,900       1,127       43,460       2,449       94,440
     37,015       740,300      33,544      670,880      61,801    1,236,020

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DSC Communications Corp+              226 $      4,435       1,048 $     20,567
DSP Communications Inc+                 0          --          500        8,844
Ericsson L M Telephone ADR
 (Sweden)                           1,341       60,764       4,463      202,230
Excel Communications Inc+             400        8,425         600       12,638
Federal Signal Corp                   498       11,703         490       11,515
Frontier Corp                         290        8,029       1,500       41,531
Glenayre Technologies Inc             650        7,516         650        7,516
GTE Corp                            1,666       90,172       7,643      413,677
Hong Kong Telecommunications
 Ltd ADR (Hong Kong)               12,262      257,502      40,145      843,037
LCI International Inc+                300        9,900         300        9,900
Loral Space &
 Communications+                      842       21,524       1,782       45,552
Lucent Technologies Inc             1,169      126,690       5,154      558,565
MCI Communications Corp             1,194       57,088       5,797      277,169
McLeod Inc Class A+                     0          --          300       11,691
Mobile Telecommunications
 Tech+                                  0          --          400        8,200
NEXTEL Communications Class
 A+                                 1,068       31,573         880       26,015
Nippon Telegraph & Telegraph
 ADR (Japan)                        1,824       80,256       5,739      252,516
Nokia Corp                            253       25,490         944       95,108
Northern Telecom Ltd                1,002       53,419       4,174      222,526
Omnipoint Corp+                       200        5,600         300        8,400
Paging Network Inc+                   500        7,250         600        8,700
Pairgain Technologies Inc+              0          --          500       10,063
Picturetel Corp+                      400        2,875         400        2,875
Qualcom Inc+                          300       15,300         600       30,600
Qwest Communications
 International Inc                      0          --          300       10,538
SBC Communication Inc               1,653      125,008       7,336      554,785
Scientific-Atlanta Inc                 85        1,488         684       11,970
Southern New England
 Telecommunications Co                687       43,367         550       34,719
Sprint Corp                           695       45,870       3,523      232,518
Tele Danmark A/S ADR
 (Denmark)                          1,709       55,756       5,678      185,245
Tele-Communications-TCI
 Ventures Group Class A               516        7,966       3,690       56,964
Telecommunications of New
 Zealand Corp ADR (New
 Zealand)                           1,169       44,860       3,958      151,888
Telefonica De Espana SA ADR
 (Spain)                              578       59,823       2,025      209,588
Telephone & Data System Inc           566       24,656         450       19,603
Teleport Communications
 Group Inc Class A+                   300       16,388         600       32,775
Tellabs Inc+                          257       15,516       1,481       89,415
U.S. West Inc                         864       44,982       4,241      220,797
Vanguard Cellular Systems
 Class A+                             411        5,343         330        4,290
Vodafone Group PLC ADR (UK)         1,108       98,058       3,582      317,007

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
      2,339  $     45,903       1,976 $     38,779       3,337 $     65,489
          0           --          600       10,613       1,000       17,688
     10,037       454,802       9,078      411,347      16,755      759,211
      1,300        27,381       1,100       23,169       2,300       48,444
        807        18,965         802       18,847       1,780       41,830
      3,337        92,393       2,754       76,251       4,622      127,972
      1,175        13,586         800        9,250       1,425       16,477
     17,462       945,131      15,129      818,857      37,197    2,013,288
     90,275     1,895,780      81,824    1,718,314     146,485    3,076,183
        600        19,800         500       16,500         900       29,700
      3,812        97,444       3,174       81,135       7,066      180,625
     11,699     1,267,879      10,166    1,101,740      24,952    2,704,173
     13,902       664,689      11,959      571,790      20,099      960,983
        600        23,381         500       19,484       1,300       50,659
          0           --            0          --            0          --
      1,588        46,945       1,101       32,548       1,025       30,302
     13,060       574,640      13,258      583,352      21,374      940,456
      2,183       219,937       1,976      199,082       3,651      367,838
      9,560       509,668       8,248      439,722      20,372    1,086,082
        400        11,200         400       11,200         600       16,800
      1,500        21,750         800       11,600       1,500       21,750
      1,100        22,138         900       18,113       1,800       36,225
        700         5,031         500        3,594         800        5,750
      1,200        61,200       1,000       51,000       2,300      117,300
        600        21,075         600       21,075       1,200       42,150
     16,665     1,260,291      14,426    1,090,966      35,725    2,701,703
      1,559        27,283       1,265       22,138       2,454       42,945
        975        61,547         710       44,819         680       42,925
      8,530       562,980       7,339      484,374      12,381      817,146
     12,791       417,306      11,616      378,972      21,428      699,089
      7,502       115,812       6,768      104,481      23,096      356,544
      8,783       337,048       8,048      308,842      14,738      565,571
      4,543       470,201       4,129      427,352       7,600      786,600
        827        36,026         587       25,571         565       24,613
      1,200        65,550       1,000       54,625       3,300      180,263
      3,317       200,264       2,856      172,431       7,088      427,938
      9,630       501,362       8,302      432,223      13,923      724,866
        595         7,735         427        5,551         390        5,070
      7,996       707,646       7,309      646,847      13,402    1,186,077

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Western Wireless Corp Class
 A+                                     0 $        --          100 $      1,888
Worldcom Inc+                       1,544       58,962       8,091      308,975
                                          ------------             ------------
    TOTAL TELECOMMUNICATIONS
                     - VALUE              $  2,659,089             $  9,820,851
                     -  COST              $  2,066,161             $  7,066,297
TEXTILES
PERCENT OF NET ASSETS                            0.05%                    0.04%
Brown Group Inc                        31 $        461         180 $      2,678
Burlington Industries Inc+            729       12,074         477        7,900
Cintas Corp                           420       17,850         600       25,500
Collins & Aikman Corp                   0          --            0          --
Shaw Industries Inc                 1,260       14,963       1,330       15,794
Springs Industries Inc Class
 A                                     33        1,846         195       10,908
Unifi Inc                             268        9,849         600       22,050
                                          ------------             ------------
              TOTAL TEXTILES
                     - VALUE              $     57,043             $     84,830
                     -  COST              $     44,958             $     67,922
TOBACCO
PERCENT OF NET ASSETS                            0.29%                    0.66%
BAT Industries PLC ADR (UK)         5,303 $    106,391      17,454 $    350,171
Fortune Brands Inc                    260       10,319       1,516       60,166
Gallaher Group PLC ADR (UK)           153        3,538       1,391       32,167
Philip Morris Co Inc                4,281      185,956      19,397      842,557
Swedish Match AB ADR
 (Sweden)                             814       26,252       2,602       83,915
                                          ------------             ------------
               TOTAL TOBACCO
                     - VALUE              $    332,456             $  1,368,976
                     -  COST              $    282,203             $  1,046,002
TRANSPORTATION
PERCENT OF NET ASSETS                            0.21%                    0.41%
Alexander & Baldwin Inc               204 $      5,763         390 $     11,018
Burlington Northern Santa Fe          296       29,489       1,413      140,770
Carnival Corp Class A                   0          --        1,400       82,425
CNF Transportation Inc                 62        2,426         461       18,037
Consolidated Freightways
 Corp+                                 31          465         181        2,708
CSX Corp                              377       21,088       1,913      107,008
Dial Corp                             136        3,222       1,080       25,583
Fritz Companies Inc+                  200        2,775         200        2,775
Hunt (J B) Transport
 Services                               0          --            0          --
Illinois Central Corp                 411       15,952         590       22,899
Kansas City Southern
 Industries                           543       20,193       1,110       41,278
Laidlaw Inc Class B                   495        7,270       2,979       43,754
Norfolk Southern Corp                 692       23,831       3,300      113,644

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020              LifePath 2030             LifePath 2040
- -------------------------  ------------------------  ------------------------
     Shares         Value       Shares        Value       Shares        Value

- -------------------------------------------------------
          0  $        --             0 $        --           300 $      5,663
     18,375       701,695       15,480      591,143       29,421    1,123,514
             ------------              ------------              ------------

             $ 22,198,152              $ 19,557,621              $ 39,083,835
             $ 15,779,497              $ 14,138,553              $ 29,354,989

                     0.05%                     0.06%                     0.08%
        338  $      5,028          221 $      3,287          253 $      3,763
      1,136        18,815          749       12,405        1,902       31,502
      1,140        48,450        1,030       43,775        2,380      101,150
          0           --             0          --           400        3,150
      2,415        28,678        2,305       27,372        4,700       55,813
        403        22,543          319       17,844          650       36,359
      1,182        43,438          982       36,089        2,240       82,320
             ------------              ------------              ------------
             $    166,952              $    140,772              $    314,057
             $    126,777              $    108,685              $    267,037
                    0.95%                     1.16%                     1.47%
     39,508  $    792,629       35,781 $    717,856       66,006 $  1,324,245
      3,494       138,668        2,894      114,856        4,892      194,151
      3,016        69,745        2,266       52,401            0          --
     44,159     1,918,157       38,208    1,659,660       94,562    4,107,537
      5,962       192,275        5,367      173,086        9,959      321,178
             ------------              ------------              ------------
             $  3,111,474              $  2,717,859              $  5,947,111
             $  2,379,617              $  2,079,019              $  4,812,072

                    0.55%                     0.68%                     0.72%
        814  $     22,996          809 $     22,854        1,580 $     44,635
      3,129       311,727        2,685      267,493        4,534      451,700
      2,400       141,300        2,500      147,188        5,400      317,925
        810        31,691          873       34,156        1,838       71,912
        405         6,075          286        4,290          569        8,535
      4,343       242,937        3,783      211,612        6,277      351,120
      1,641        38,871        1,828       43,301        3,908       92,571
        300         4,163            0          --           400        5,550
        596        15,943            0          --             0          --
      1,135        44,052        1,015       39,395        2,202       85,465
      2,295        85,345        1,955       72,702        4,280      159,163
      6,633        97,422        5,452       80,076        9,312      136,770
      7,546       259,865        6,643      228,768       10,857      373,888

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Overseas Shipholding Group            393 $      8,155         310 $      6,433
Pittston Brink's Group                323       12,476         420       16,223
Pittston Burlington Group              61        1,346         160        3,530
Roadway Express Inc                    46        1,058         158        3,634
Tidewater Inc                         365       16,243         550       24,475
Trinity Industries Inc                322       16,181         440       22,110
Union Pacific Corp                    468       23,868       2,239      114,189
Viad Corp                             136        3,290         880       21,285
Wisconsin Central Transport+          400       10,850         500       13,563
Xtra Corp                             200       12,300         200       12,300
Yellow Corp+                           49        1,032         223        4,697
                                          ------------             ------------
        TOTAL TRANSPORTATION
                     - VALUE              $    239,273             $    854,338
                     -  COST              $    190,923             $    679,939
UTILITIES
PERCENT OF NET ASSETS                            0.98%                    1.18%
AES Corp                            1,568 $     68,928       1,280 $     56,320
Allegheny Energy Inc                1,284       39,242       1,010       30,868
Ameren Corp+                          208        7,995         897       34,478
American Electric Power Inc           306       14,688       1,650       79,200
American Water Works Co Inc           300        9,000         700       21,000
Atlantic Energy Inc                   569       11,575         460        9,368
Baltimore Gas & Electric Co           237        7,480       1,279       40,368
Calenergy Inc+                        200        5,363         500       13,406
Carolina Power & Light Co             263       10,980       1,383       57,740
Central & South West Corp             340        9,116       1,898       50,890
Cinergy Corp                          327       11,384       1,427       49,677
Consolidated Edison Inc               445       18,913       2,044       86,870
Delmarva Power & Light Co             640       13,800         510       10,997
Dominion Resources Inc                278       11,085       1,645       65,594
DTE Energy Co                         238        8,747       1,330       48,877
Duke Power Co                         651       36,171       3,190      177,244
Edison International                  727       20,083       3,533       97,599
Entergy Corp                          440       12,733       2,136       61,810
FirstEnergy Corp                      350       10,128       2,010       58,164
Florida Progress Corp               1,015       39,268         800       30,950
FPL Group Inc                         341       19,799       1,628       94,526
GPU Inc                               242        9,725       1,073       43,121
Hawaiian Electric Industries
 Inc                                  192        7,776         340       13,770
Houston Industries Inc                434       11,230       2,518       65,153
Idaho Power Co                        402       14,045         320       11,180
IES Industries                          0          --            0          --
Illinova Corp                         813       22,561         650       18,038

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        550  $     11,413         405 $      8,404         375 $      7,781
        657        25,377         743       28,698       1,604       61,955
        328         7,237         221        4,876         402        8,869
        270         6,210         243        5,589         359        8,257
      1,225        54,513       1,085       48,283       2,265      100,792
        705        35,426         735       36,934       1,605       80,651
      4,905       250,155       4,258      217,158       7,135      363,885
      1,641        39,692       1,528       36,958       3,308       80,012
      1,200        32,550         900       24,413       1,900       51,538
        300        18,450         200       12,300         500       30,750
        585        12,322         299        6,298         437        9,204
             ------------             ------------             ------------
             $  1,795,732             $  1,581,746             $  2,902,928
             $  1,386,657             $  1,252,900             $  2,533,040
                    1.64%                    1.90%                    1.73%
      2,296  $    101,024       1,596 $     70,224       1,500 $     66,000
      1,809        55,288       1,319       40,312       1,230       37,592
      2,736       105,165       2,310       88,791       3,905      150,098
      3,801       182,448       3,250      156,000       5,420      260,160
      1,400        42,000       1,200       36,000       2,500       75,000
        830        16,911         590       12,021         550       11,206
      2,968        93,678       2,489       78,559       4,187      132,152
        900        24,131         800       21,450       2,400       64,350
      3,024       126,252       2,584      107,882       4,354      181,779
      4,320       115,830       3,677       98,590       6,078      162,966
      3,186       110,913       2,646       92,114       4,514      157,144
      4,733       201,152       3,967      168,597       6,753      287,003
        903        19,471         648       13,932         615       13,261
      3,704       147,697       3,149      125,566       5,311      211,776
      2,943       108,155       2,447       89,927       4,121      151,447
      7,226       398,910       6,149      340,100      10,401      577,906
      7,587       209,591       6,515      179,977      10,982      303,378
      4,875       141,070       4,234      122,521       7,009      202,823
      4,650       134,559       3,915      113,290       6,620      191,566
      1,434        55,478       1,039       40,196         980       37,914
      3,644       211,580       3,130      181,736       5,289      307,093
      2,442        98,138       2,081       83,630       3,667      147,368
        723        29,281         603       24,422       1,180       47,790
      5,764       149,144       4,880      126,270       8,122      210,157
        585        20,438         415       14,499         385       13,451
          0           --            0          --          300       10,856
      1,153        31,996         843       23,393         780       21,645

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

- -------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
IPALCO Enterprises Inc                607 $     25,911         480 $     20,490
Kansas City Power & Light Co          667       20,093         530       15,966
Keyspan Energy Corp                   510       18,137         400       14,225
LG & E Energy Corp                    728       17,427         560       13,405
Midamerican Energy Co                 451        9,358         367        7,615
Minnesota Power & Light Co            349       14,113         270       10,918
Montana Power Co                      563       18,016         460       14,720
National Power ADR (UK)             1,028       42,534       3,200      132,400
Nevada Power Co                       444       11,017         360        8,933
New Century Energies Inc            1,072       49,982         862       40,191
New England Electric System           695       29,277         560       23,590
New York State Electric &
 Gas Corp                             772       28,998         610       22,913
Niagara Mohawk Power Corp+            131        1,678       1,197       15,337
NIPSCO Industries Inc               1,404       36,065       1,120       28,770
Northeast Utilities                 1,340       16,750       1,070       13,375
Northern States Power Co              170        9,339         640       35,160
OGE Energy Corp                       429       23,166         340       18,360
Pacificorp                            507       12,263       2,593       62,718
PECO Energy Co                        322        6,360       1,988       39,263
PG & E Corp                         1,056       31,878       3,920      118,335
Pinnacle West Capital Corp            941       38,405         750       30,609
Potomac Electric Power Co           1,282       32,210       1,010       25,376
PP & L Resources Inc                  257        5,750       1,470       32,891
Public Service Company Of
 New Mexico                             0          --            0          --
Puget Sound Power & Light Co          683       18,526         540       14,648
SCANA Corp                          1,026       29,498         820       23,575
Southern Co                         1,215       29,995       6,070      149,853
TECO Energy Inc                     1,265       33,285         990       26,049
Texas Utilities Co                    451       18,237       2,164       87,507
Unicom Corp                           408       13,082       1,944       62,330
Wisconsin Energy Corp               1,148       31,283         920       25,070
Wisconsin Power & Light
 Holdings Co                          341       10,869         260        8,288
                                          ------------             ------------
             TOTAL UTILITIES
                     - VALUE              $  1,135,317             $  2,470,088
                     -  COST              $    860,011             $  2,050,370

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
        882  $     37,650         627 $     26,765         577 $     24,631
        955        28,769         690       20,786         645       19,431
        719        25,569         514       18,279         490       17,426
        992        23,746         732       17,522         690       16,517
        680        14,110         489       10,147           0          --
        480        19,410         350       14,153         335       13,547
        824        26,368         584       18,688         540       17,280
      7,311       302,493       6,656      275,392      12,258      507,175
        652        16,178         472       11,712         450       11,166
      1,535        71,569       1,122       52,313       1,029       47,977
      1,008        42,462         718       30,246         690       29,066
      1,087        40,830         787       29,562         740       27,796
      3,027        38,783       2,486       31,852       4,509       57,772
      2,030        52,146       1,480       38,017       1,350       34,678
      1,916        23,950       1,386       17,325       1,290       16,125
      1,547        84,988       1,243       68,287       2,174      119,434
        612        33,048         442       23,868         415       22,410
      6,005       145,246       5,016      121,324       8,574      207,384
      4,507        89,013       3,730       73,668       6,287      124,168
      8,784       265,167       7,826      236,247      12,672      382,536
      1,334        54,444         974       39,751         905       36,935
      1,806        45,376       1,316       33,064       1,230       30,904
      3,282        73,435       2,923       65,402       4,727      105,767
        650        15,153         470       10,957           0          --
        971        26,338         706       19,150         655       17,767
      1,446        41,573       1,036       29,785         980       28,175
     13,855       342,045      11,851      292,572      19,965      492,886
      1,789        47,073       1,284       33,785       1,220       32,101
      4,958       200,489       4,236      171,293       7,086      286,540
      4,387       140,658       3,684      118,118       6,157      197,409
      1,645        44,826       1,175       32,019       1,105       30,111
        473        15,077         343       10,933         325       10,359
             ------------ ----------- ------------ ----------- ------------

             $  5,358,282             $  4,442,981             $  6,999,354
             $  4,368,224             $  3,656,574             $  5,947,913

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                   LifePath 2000            LifePath 2010
                        ------------------------ ------------------------
                             Shares        Value      Shares        Value

- -------------------------------------------------------------------------
WARRANTS
PERCENT OF NET ASSETS                      0.00%                    0.00%
Edison Brothers Stores
 expires 09/26/2005+              0 $        --            0          --
Morrison Knudsen Corp
 expires 03/11/2003+              4           24          17 $        100
Security Capital Group
 Purchase Inc expires
 09/18/1998                       0            0           0 $          1
                                    ------------             ------------
        TOTAL WARRANTS
               - VALUE              $         24             $        101
               -  COST              $         18             $         76
   TOTAL COMMON STOCKS
               - VALUE              $ 27,452,542             $100,646,983
               -  COST              $ 20,687,829             $ 70,973,387

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
                    0.00%                    0.00%                    0.00%
         16  $         50           0 $        --            0 $        --
         27           159          25          147          42          247
          0             0           0            0           0            0
             ------------             ------------             ------------
             $        209             $        147             $        247
             $      5,050             $        109             $        184
             $227,616,740             $199,858,694             $402,385,045
             $158,197,180             $140,521,777             $301,288,885

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                Principal        Value   Principal        Value

- -------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
PERCENT OF NET ASSETS                           50.88%                   41.70%
U.S. TREASURY BONDS
PERCENT OF NET ASSETS                            3.10%                    3.59%
U.S. Treasury Bonds, 6.00% -
 13.875%, 11/15/02 -08/15/27  $ 2,850,000 $  3,603,094 $ 5,900,000 $  7,463,578
                                          ------------             ------------
   TOTAL U.S. TREASURY BONDS
                     - VALUE              $  3,603,093             $  7,463,578
                     -  COST              $  3,597,911             $  7,226,745
U.S. TREASURY NOTES
PERCENT OF NET ASSETS                           47.78%                   38.11%
U.S. Treasury Notes, 5.00% -
 9.125%, 02/15/99 -08/15/07   $54,000,000 $ 55,521,717 $77,000,000 $ 79,360,739
                                          ------------             ------------
   TOTAL U.S. TREASURY NOTES
                     - VALUE              $ 55,521,717             $ 79,360,739
                     -  COST              $ 54,747,124             $ 78,063,513
         TOTAL U.S. TREASURY
                  SECURITIES
                     - VALUE              $ 59,124,810             $ 86,824,317
                     -  COST              $ 58,345,035             $ 85,290,258

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
  Principal         Value   Principal        Value   Principal        Value

- -------------------------------------------------------
                   24.45%                   12.03%                    0.00%
                    5.34%                   11.49%                    0.00%
$14,150,000  $ 17,412,904 $25,139,792 $ 26,831,305 $         0 $          0
             ------------             ------------             ------------
             $ 17,412,904             $ 26,831,305                      --
             $ 16,414,576             $ 25,139,792                      --
                   19.11%                    0.54%                    0.00%
$60,445,000  $ 62,343,617 $ 1,216,612 $  1,265,844 $         0 $          0
             ------------             ------------             ------------
             $ 62,343,617             $  1,265,843                      --
             $ 61,322,505             $  1,216,612                      --
             $ 79,756,521             $ 28,097,148                      --
             $ 77,737,081             $ 26,356,404                      --

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                              Principal/               Principal/
                                  Shares        Value      Shares        Value

- ------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS
PERCENT OF NET ASSETS                          34.52%                   18.58%
U.S. TREASURY BILLS
PERCENT OF NET ASSETS                          24.33%                    8.42%
U.S. Treasury Bills, 4.48%-
 5.38%*, 03/05/98-04/30/98   $28,484,000 $ 28,266,919 $17,638,000 $ 17,533,750
                                         ------------             ------------
  TOTAL U.S. TREASURY BILLS
                    - VALUE              $ 28,266,919             $ 17,533,750
                    -  COST              $ 28,267,423             $ 17,532,180
CASH EQUIVALENTS
PERCENT OF NET ASSETS                           5.89%                    5.84%
Dreyfus Institutional Money
 Market Fund++                 1,643,608 $  1,643,608   2,156,344 $  2,156,344
Janus Institutional Money
 Market Fund++                 3,000,000    3,000,000   7,000,000    7,000,000
Merrimac Cash Fund-Premium
 Class++                       2,200,000    2,200,000   3,000,000    3,000,000
                                         ------------             ------------
     TOTAL CASH EQUIVALENTS
                    - VALUE              $  6,843,608             $ 12,156,344
                    -  COST              $  6,843,608             $ 12,156,344

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020             LifePath 2030            LifePath 2040
- ------------------------- ------------------------ ------------------------
 Principal/                Principal/               Principal/
     Shares         Value      Shares        Value      Shares        Value

- -------------------------------------------------------
                   14.76%                   11.81%                   10.58%

                    5.46%                    2.71%                    1.03%
$17,926,000  $ 17,806,745 $ 6,319,259 $  6,319,984 $ 4,208,000 $  4,180,230
             ------------             ------------             ------------

             $ 17,806,745             $  6,319,984             $  4,180,230
             $ 17,806,700             $  6,319,279             $  4,179,249
                    5.01%                    5.25%                    5.84%
  2,365,516  $  2,365,516   3,263,638 $  3,263,638   2,849,215 $  2,849,215
  8,000,000     8,000,000   5,000,000    5,000,000  13,000,000   13,000,000
  6,000,000     6,000,000   4,000,000    4,000,000   7,800,000    7,800,000
             ------------             ------------             ------------

             $ 16,365,516             $ 12,263,638             $ 23,649,215
             $ 16,365,516             $ 12,263,638             $ 23,649,215

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FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000             LifePath 2010
                             ------------------------  ------------------------
                               Principal        Value    Principal        Value

- --------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS
 PERCENT OF NET ASSETS                          4.30%                     4.32%
 Goldman Sachs Repurchase
  Agreements++, dated
  2/27/98, due 3/2/98,
  with a maturity value
  of $52,024,559 and an
  effective yield of
  5.67%, collateralized
  by Federal Home Loan
  Mortgage Corporation
  obligations with rates
  ranging from 6.00% to
  8.50%, with maturity
  dates ranging from
  4/1/03 to 11/1/26 and
  with an aggregate
  market value of
  $53,040,000.               $ 5,000,000 $  5,000,000  $ 9,000,000 $  9,000,000
                                         ------------              ------------
         TOTAL SHORT-TERM
              INSTRUMENTS
                  - VALUE                $ 40,110,527              $ 38,690,094
                  -  COST                $ 40,111,031              $ 38,688,524
                                         ------------              ------------
      TOTAL INVESTMENT IN
               SECURITIES
 (NOTES 1 AND 3)  - VALUE                $126,687,879              $226,161,394
                  -  COST**              $119,143,895              $194,952,169
                                         ------------              ------------
 TOTAL INVESTMENT IN
  SECURITIES                     109.03% $126,687,879      108.62% $226,161,394
 Other Assets and
  Liabilities, Net               (9.03)%  (10,488,878)     (8.62)% $(17,943,695)
                             ----------- ------------  ----------- ------------
 TOTAL NET ASSETS                100.00% $116,199,001      100.00% $208,217,699
                             =========== ============  =========== ============
 ** Cost for federal in-
    come tax purposes is:                $119,174,138              $194,988,660
 Net Unrealized
  Appreciation consists
  of:
 Gross Unrealized
  Appreciation                           $  8,505,024              $ 33,474,443
 Gross Unrealized
  Depreciation                               (991,283)               (2,301,709)
                                         ------------              ------------
 GROSS UNREALIZED
  APPRECIATION                           $  7,513,741              $ 31,172,734
                                         ============              ============

 + Non-income earning securities.
++ Represents investment of collateral received from securities lending trans-
   actions. See Note 4.
 * Yield to Maturity.

The accompanying notes are an integral part of these financial statements.

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--FEBRUARY 28,
    1998



           LifePath 2020              LifePath 2030              LifePath 2040
- -------------------------  ------------------------  -------------------------
  Principal         Value    Principal        Value    Principal         Value

- -------------------------------------------------------
                    4.29%                     3.85%                      3.71%
$14,000,000  $ 14,000,000  $ 9,000,000 $  9,000,000  $15,000,000 $  15,000,000
             ------------              ------------              -------------

             $ 48,172,261              $ 27,583,622              $  42,829,445
             $ 48,172,216              $ 27,582,917              $  42,828,464
             ------------              ------------              -------------

             $355,545,522              $255,539,464              $ 445,214,490
             $284,106,477              $194,461,098              $ 344,117,349
             ------------              ------------              -------------
    108.97%  $355,545,522      109.39% $255,539,464      110.00% $ 445,214,490
    (8.97)%   (29,274,760)     (9.39)% $(21,929,091)    (10.00)%   (40,485,383)
- -----------  ------------  ----------- ------------  ----------- -------------
    100.00%  $326,270,762      100.00% $233,610,373      100.00% $ 404,729,107
===========  ============  =========== ============  =========== =============
             $284,239,484              $194,522,434              $ 344,499,671
             $ 75,842,886              $ 64,847,992              $ 108,275,336
               (4,536,848)               (3,830,962)                (7,560,517)
             ------------              ------------              -------------
             $ 71,306,038              $ 61,017,030              $ 100,714,819
             ============              ============              =============

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MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                   SHARES      VALUE

COMMON STOCKS-91.51%
ADVERTISING-0.08%
Omnicom Group                    42,337 $    1,936,918
                                        --------------
             TOTAL ADVERTISING
                       - VALUE          $    1,936,918
                       -  COST          $    1,660,895
AEROSPACE & DEFENSE-1.81%
Allied Signal Inc               147,957 $    6,297,420
Boeing Co                       262,536     14,242,578
Briggs & Stratton Corp            7,221        319,981
General Dynamics Corp            16,508      1,432,069
Lockheed Martin Corp             51,027      5,954,213
Northrop Grumman Corp            17,541      2,438,199
Rockwell International Corp      55,155      3,336,878
Textron Inc                      43,126      3,231,755
United Technologies Corp         61,252      5,470,569
                                        --------------
     TOTAL AEROSPACE & DEFENSE
                       - VALUE          $   42,723,662
                       -  COST          $   24,707,149
AIRLINES-0.46%
AMR Corp+                        23,982 $    3,035,222
Delta Air Lines Inc              19,361      2,189,003
FDX Corp+                        38,273      2,437,512
Southwest Airlines Co            57,437      1,647,724
USAirways Group Inc+             23,940      1,515,701
                                        --------------
                TOTAL AIRLINES
                       - VALUE          $   10,825,162
                       -  COST          $    6,640,734
APPAREL-0.45%
CVS Corp                         45,197 $    3,347,403
Fruit of the Loom Inc Class A+   19,372        622,326
Liz Claiborne Inc                18,288        914,400
Nike Inc Class B                 76,344      3,349,593
Reebok International Ltd+        14,464        451,096
Russell Corp                      9,611        260,698
VF Corp                          32,903      1,569,062
                                        --------------
                 TOTAL APPAREL
                       - VALUE          $   10,514,578
                       -  COST          $    7,144,238

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    1998

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
AUTO PARTS & EQUIPMENT-0.81%
Cooper Tire & Rubber Co             20,488 $      472,505
Dana Corp                           27,566      1,504,070
Deluxe Corp                         21,446        730,504
Eaton Corp                          20,145      1,935,179
Echlin Inc                          16,440        831,248
Genuine Parts Co                    46,867      1,734,079
Goodyear Tire & Rubber Co           41,056      2,837,996
Illinois Tool Works Inc             65,461      3,923,569
ITT Industries Inc                  30,875      1,057,469
Navistar International Corp+        19,735        599,451
PACCAR Inc                          20,382      1,290,435
Pep Boys-Manny Moe & Jack           16,448        421,480
TRW Inc                             32,352      1,773,294
     TOTAL AUTO PARTS & EQUIPMENT
                          - VALUE          $   19,111,279
                          -  COST          $   12,238,777
AUTOMOBILES-1.59%
Chrysler Corp                      175,615 $    6,838,009
Ford Motor Co                      315,212     17,829,179
General Motors Corp Class A        185,766     12,806,231
                                           --------------
                TOTAL AUTOMOBILES
                          - VALUE          $   37,473,419
                          -  COST          $   24,917,951
BANK & FINANCE-11.32%
Ahmanson (H F) & Co                 28,689 $    1,791,269
American Express Corp              122,370     11,020,948
Banc One Corp                      169,602      9,582,519
Bank of New York Inc                98,769      5,784,160
BankAmerica Corp                   182,142     14,116,005
BankBoston Corp                     38,167      3,804,773
Bankers Trust Corp                  25,925      3,065,631
BB&T Corp                           35,905      2,228,354
Beneficial Corp                     13,897      1,639,846
Chase Manhattan Bank               110,663     13,729,128
Citicorp                           120,011     15,901,458
Comerica Inc                        27,559      2,778,292
CoreStates Financial Corp           52,715      4,451,123
Countrywide Credit Industries Inc   28,287      1,257,004
Equifax Inc                         39,294      1,412,128
Federal Home Loan Mortgage Corp    182,554      8,625,677

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MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
Federal National Mortgage Assoc  278,723 $   17,786,011
Fifth Third Bancorp               40,417      3,192,943
First Chicago NBD Corp            77,024      6,330,410
First Union Corp                 164,900      8,688,169
Fleet Financial Group Inc         71,567      5,640,374
Golden West Financial             14,938      1,333,217
Green Tree Financial Inc          35,324        810,244
Household International Inc       28,100      3,649,488
Huntington Bancshares Inc         50,158      1,799,418
Keycorp                           57,666      4,040,224
Lehman Brothers Holdings          27,966      1,763,606
MBNA Corp                        131,438      4,707,123
Mellon Bank Corp                  66,830      4,164,344
Mercantile Bancorp                34,164      1,900,373
Merrill Lynch & Co Inc            87,400      6,254,563
MGIC Investment Corp              30,000      2,210,625
Morgan (J P) & Co Inc             46,573      5,565,474
Morgan Stanley Dean Witter       155,569     10,841,222
National City Corp                55,976      3,652,434
NationsBank Corp                 247,536     16,956,233
Northern Trust Corp               29,266      2,226,045
Norwest Corp                     198,137      8,111,234
PNC Bank Corp                     79,941      4,436,726
Republic New York Corp            14,338      1,734,898
Ryder System Inc                  20,373        747,434
Schwab (Charles) Corp             69,699      2,631,137
State Street Boston Corp          42,163      2,606,200
Summit Bancorp                    46,114      2,291,289
SunTrust Banks Inc                55,686      4,106,843
Synovus Financial Corp            41,911      1,472,092
U.S. Bancorp                      64,392      7,409,105
Wachovia Corp                     53,557      4,257,782
Washington Mutual Inc             67,525      4,532,616
Wells Fargo & Co                  22,867      7,363,174
                                         --------------
           TOTAL BANK & FINANCE
                        - VALUE          $  266,401,385
                        -  COST          $  145,452,785
BASIC INDUSTRIES-1.42%
ASARCO Inc                        11,078 $      245,101
Avery-Dennison Corp               26,793      1,353,047

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    1998

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES      VALUE

COMMON STOCKS (CONTINUED)
Baker Hughes Inc                      44,381 $    1,816,847
Bemis Co                              13,843        623,800
Boise Cascade Corp                    14,753        491,459
Champion International Corp           25,239      1,288,766
Cyprus Amax Minerals                  24,346        398,666
Dover Corp                            58,447      2,257,515
Fort James Corp                       54,624      2,478,564
Georgia-Pacific Corp                  24,225      1,421,705
Harnischfeger Industries Inc          12,754        451,173
Homestake Mining Co                   38,005        380,050
Ikon Office Solutions Inc             34,635      1,132,132
Inco Ltd                              43,500        769,406
Louisiana-Pacific Corp                28,496        625,131
Mead Corp                             27,221        930,618
Minnesota Mining & Manufacturing Co  107,344      9,157,785
NACCO Industries Inc Class A           2,128        276,773
Newmont Mining Corp                   40,743      1,179,001
Potlatch Corp                          7,498        324,757
Stone Container Corp+                 25,703        289,159
Union Camp Corp                       18,244      1,090,079
Westvaco Corp                         26,575        863,688
Weyerhauser Co                        52,402      2,616,825
Willamette Industries Inc             28,899      1,067,457
                                             --------------
             TOTAL BASIC INDUSTRIES
                            - VALUE          $   33,529,504
                            -  COST          $   28,122,863
BEVERAGES-2.94%
Anheuser-Busch Inc                   128,676 $    6,031,688
Coca-Cola Co                         649,617     44,620,568
Coors (Adolph) Co Class B              9,512        297,250
Pepsico Inc                          398,515     14,570,705
Seagrams Co Ltd                       96,397      3,663,086
                                             --------------
                    TOTAL BEVERAGES
                            - VALUE          $   69,183,297
                            -  COST          $   40,155,182
BROADCASTING-0.56%
Clear Channel Communications Inc+     25,730 $    2,331,781
Kingworld Productions                 19,410        518,004
Tele-Communications Inc Class A+     133,232      3,872,055

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MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES      VALUE

COMMON STOCKS (CONTINUED)
Tribune Co                            32,265 $    2,083,109
Viacom Inc Class B+                   92,674      4,448,352
                                             --------------
                 TOTAL BROADCASTING
                            - VALUE          $   13,253,301
                            -  COST          $    9,038,898
BUILDING MATERIALS & SERVICES-0.46%
Cooper Industries Inc                 31,846 $    1,787,357
Corning Inc                           60,683      2,465,247
Owens Corning Fiberglass Corp         13,949        430,675
Owens Illinois Inc+                   36,870      1,414,886
PPG Industries Inc                    46,621      3,021,624
Snap-On Inc                           15,913        676,303
Stanley Works                         23,332      1,115,561
                                             --------------
TOTAL BUILDING MATERIALS & SERVICES
                            - VALUE          $   10,911,653
                            -  COST          $    8,363,337
BUSINESS SERVICES-0.50%
Cendant Corp+                        207,751 $    7,790,663
Ecolab Inc                            33,614        968,503
Waste Management Inc                 119,636      2,990,900
                                             --------------
            TOTAL BUSINESS SERVICES
                            - VALUE          $   11,750,066
                            -  COST          $    9,118,841
CHEMICALS-2.27%
Air Products & Chemicals Inc          28,782 $    2,415,889
Clorox Co                             27,169      2,384,080
Dow Chemical Co                       59,483      5,442,695
Du Pont (E I) De Nemours             297,243     18,224,711
Eastman Chemical Co                   20,458      1,339,999
FMC Corp+                              9,677        700,373
Goodrich (B F) Co                     18,792        931,379
Grace (W R) Co                        19,454      1,632,920
Great Lakes Chemical Corp             15,593        758,210
Hercules Inc                          25,794      1,246,173
International Flavor & Fragrances     28,466      1,309,436
Monsanto Co                          155,720      7,922,255
Morton International Inc              34,697      1,147,170
Nalco Chemical Co                     17,318        697,050
Praxair Inc                           41,305      1,974,895
Rohm & Haas Co                        16,182      1,649,553

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    1998

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                          SHARES      VALUE

COMMON STOCKS (CONTINUED)
Rubbermaid Inc                          39,017 $    1,131,493
Sigma-Aldrich Corp                      26,117      1,031,622
Solutia Inc                                 40          1,093
Union Carbide Corp                      32,337      1,501,649
                                               --------------
                      TOTAL CHEMICALS
                              - VALUE          $   53,442,645
                              -  COST          $   35,619,976
COMPUTER SOFTWARE-4.02%
3Com Corp+                              90,895 $    3,249,496
Adobe Systems Inc                       19,112        844,512
Autodesk Inc                            12,462        590,387
Automatic Data Processing               76,719      4,684,654
Bay Networks Inc+                       55,499      1,880,029
Computer Associates International Inc  143,388      6,757,160
Computer Sciences Corp+                 20,361      2,131,542
First Data Corp                        112,291      3,817,894
HBO & Co                                55,444      3,000,907
Microsoft Corp                         633,838     53,717,771
Novell Inc+                             90,911        955,984
Oracle Systems Corp                    257,321      6,336,530
Parametric Technology Corp+             33,420      2,023,999
Siebel Systems Inc+                         63          3,875
Sun Microsystems Inc+                   98,328      4,682,871
                                               --------------
              TOTAL COMPUTER SOFTWARE
                              - VALUE          $   94,677,611
                              -  COST          $   48,884,164
COMPUTER SYSTEMS-4.41%
Apple Computer Inc+                     33,211 $      784,610
Cabletron Systems Inc+                  40,984        635,252
Ceridian Corp+                          19,887        925,988
Cisco Systems Inc                      264,291     17,410,170
Cognizant Corp                          43,295      2,162,044
Compaq Computer Corp                   397,644     12,749,461
Data General Corp+                      12,086        249,274
Dell Computer Corp                      85,701     11,987,427
Digital Equipment Corp+                 39,767      2,264,234
EMC Corp                               130,191      4,979,806
Harris Corp                             20,770      1,052,779
Hewlett-Packard Co                     273,248     18,307,616
International Business Machine Corp    255,395     26,672,815

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PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
Seagate Technology Inc+           64,163 $    1,559,963
Shared Medical System Corp         6,473        494,780
Silicon Graphics Inc+             49,004        738,123
Unisys Corp+                      46,158        825,074
                                         --------------
         TOTAL COMPUTER SYSTEMS
                        - VALUE          $  103,799,416
                        -  COST          $   50,361,066
CONTAINER & PACKAGING-0.38%
Ball Corp                          7,728 $      252,126
Crown Cork & Seal Co              33,676      1,818,504
International Paper Co            79,322      3,698,388
Temple-Inland Inc                 14,831        884,298
Tenneco Inc                       44,683      1,837,588
Tupperware Corp                   15,976        429,355
                                         --------------
    TOTAL CONTAINER & PACKAGING
                        - VALUE          $    8,920,259
                        -  COST          $    8,116,244
ELECTRICAL EQUIPMENT-3.49%
Aeroquip-Vickers Inc               7,398 $      429,546
General Electric Co              859,585     66,832,734
Grainger (W W) Inc                13,299      1,287,509
Masco Corp                        43,365      2,357,972
Motorola Inc                     156,768      8,739,816
National Service Industries Inc   11,858        657,378
Raychem Corp                      22,638        983,338
Thomas & Betts Corp               14,272        809,044
                                         --------------
     TOTAL ELECTRICAL EQUIPMENT
                        - VALUE          $   82,097,337
                        -  COST          $   44,322,769
ELECTRONICS-3.93%
Advanced Micro Devices+           36,698 $      860,109
AMP Inc                           57,688      2,549,089
Applied Materials Inc             95,671      3,521,889
CBS Corp                         184,643      5,712,393
Commscope Inc+                         1             13
EG&G Inc                          11,885        320,152
Emerson Electric Co              116,324      7,422,925
General Instrument Corp+          38,429        641,284
General Signal Corp               13,133        533,528
Honeywell Inc                     33,372      2,644,731

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MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES      VALUE

COMMON STOCKS (CONTINUED)
Intel Corp                   429,675 $   38,536,477
Johnson Controls Inc          21,802      1,211,374
KLA Instruments Corp+         22,193      1,024,345
LSI Logic Corp+               36,948        875,206
Micron Technology Inc+        55,504      1,842,039
National Semiconductor+       42,842      1,022,853
Perkin-Elmer Corp             12,600        922,163
Pitney Bowes Inc              76,078      3,566,156
Raytheon Co Class B           88,987      5,233,548
Tektronix Inc                 13,312        594,026
Texas Instruments Inc        102,420      5,927,558
Xerox Corp                    85,633      7,594,577
                                     --------------
          TOTAL ELECTRONICS
                    - VALUE          $   92,556,435
                    -  COST          $   51,371,987
ENERGY & RELATED-7.63%
Amerada Hess Corp             24,041 $    1,425,932
Amoco Corp                   127,810     10,863,850
Anadarko Petroleum Corp       15,583      1,005,104
Apache Corp                   25,075        852,550
Ashland Inc                   19,675      1,095,652
Atlantic Richfield Corp       84,157      6,543,207
Burlington Resources Inc      46,294      2,071,657
Chevron Corp                 172,547     13,997,875
Coastal Corp                  27,791      1,768,202
Columbia Gas System Inc       14,426      1,100,884
Consolidated Natural Gas Co   25,005      1,437,788
Dresser Industries Inc        45,995      2,055,402
Eastern Enterprises            5,145        227,988
Enron Corp                    83,480      3,923,560
Exxon Corp                   647,734     41,374,009
Halliburton Co                68,566      3,188,319
Helmerich & Payne Inc         12,938        374,393
Kerr-McGee Corp               12,407        839,023
Mobil Corp                   205,997     14,921,908
NICOR Inc                     12,498        513,980
Occidental Petroleum Corp     88,595      2,264,710
ONEOK Inc                      8,162        285,670
Oryx Energy Co+               27,427        697,674
Pacific Enterprises Co        21,738        789,361
Pennzoil Co                   12,445        833,037

                                                                             179
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PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES      VALUE

COMMON STOCKS (CONTINUED)
Peoples Energy Corp                 9,090 $      328,376
Phillips Petroleum Co              69,051      3,383,499
Rowan Co Inc+                      22,529        635,036
Royal Dutch Petroleum Corp        563,184     30,587,931
Schlumberger Ltd                  130,065      9,803,649
Sonat Offshore Drilling Co         28,879      1,245,407
Sun Co Inc                         18,879        753,980
Texaco Inc                        143,934      8,033,316
Union Pacific Resources Group      66,581      1,489,750
Unocal Corp                        64,530      2,431,974
USX--Marathon Group                75,641      2,614,342
Western Atlas Inc                  14,345      1,089,323
Williams Co Inc                    83,988      2,745,358
                                          --------------
          TOTAL ENERGY & RELATED
                         - VALUE          $  179,593,676
                         -  COST          $  121,008,495
ENGINEERING & CONSTRUCTION-0.16%
Armstrong World Industries Inc     10,534 $      826,919
Centex Corp                         7,811        570,691
Fleetwood Enterprises Inc           9,367        439,078
Fluor Corp                         21,847      1,028,174
Foster Wheeler Corp                10,443        279,350
Kaufman & Broad Home Corp          10,087        261,001
Pulte Corp                          5,772        262,626
                                          --------------
TOTAL ENGINEERING & CONSTRUCTION
                         - VALUE          $    3,667,839
                         -  COST          $    3,016,295
ENTERTAINMENT & LEISURE-1.80%
Brunswick Corp                     25,876 $      821,563
Disney (Walt) Co                  177,301     19,846,631
Harrah's Entertainment Inc+        26,552        559,252
Hasbro Inc                         33,158      1,204,050
Mattel Inc                         76,274      3,227,344
Mirage Resorts Inc+                47,100      1,077,413
Polaroid Corp                      11,845        542,649
Time Warner Inc                   146,874      9,913,995
U.S. West Media Group+            159,360      5,129,400
                                          --------------
   TOTAL ENTERTAINMENT & LEISURE
                         - VALUE          $   42,322,297
                         -  COST          $   25,541,039

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MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
ENVIRONMENTAL CONTROL-0.09%
Browning-Ferris Industries Inc      51,936 $    1,730,118
Safety-Kleen Corp                   15,096        404,762
                                           --------------
      TOTAL ENVIRONMENTAL CONTROL
                          - VALUE          $    2,134,880
                          -  COST          $    1,882,353
FOOD & RELATED-3.82%
Albertson's Inc                     64,876 $    3,037,008
American Stores Co                  71,596      1,803,324
Archer-Daniels-Midland Co          146,284      3,282,247
Bestfoods                           37,723      3,975,061
Brown-Forman Corp Class B           17,999        998,945
Campbell Soup Co                   120,243      6,981,609
ConAgra Inc                        123,966      3,718,980
Darden Restaurants Inc              40,045        540,608
General Mills Inc                   41,722      3,001,376
Giant Food Inc Class A              15,508        563,134
Great Atlantic & Pacific Tea Co     10,001        304,405
Harcourt General Inc                18,454        996,516
Heinz (H J) Co                      96,413      5,429,257
Hershey Foods Corp                  37,525      2,502,448
Kellogg Co                         107,719      4,591,522
Kroger Co                           66,920      2,827,370
McDonald's Corp                    180,756      9,896,391
Pioneer Hi Bred International Inc   17,240      1,788,650
Quaker Oats Co                      36,235      1,952,161
Ralston-Purina Group                27,935      2,833,657
Sara Lee Corp                      125,893      7,112,955
Super Value Inc                     16,647        792,813
Sysco Corp                          45,436      2,138,332
Tricon Global Restaurants+          39,836      1,130,347
Unilever NV (Netherlands)          168,125     10,812,539
UST Inc                             48,324      1,712,482
Wendy's International Inc           34,356        745,096
Winn-Dixie Stores Inc               39,108      2,109,388
Wrigley (W M) Jr Co                 30,450      2,325,619
                                           --------------
             TOTAL FOOD & RELATED
                          - VALUE          $   89,904,240
                          -  COST          $   54,996,781

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PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
FURNITURE & APPLIANCES-0.10%
Maytag Corp                         25,627 $    1,153,215
Whirlpool Corp                      19,727      1,318,010
                                           --------------
     TOTAL FURNITURE & APPLIANCES
                          - VALUE          $    2,471,225
                          -  COST          $    1,582,602
HEALTHCARE-0.38%
Cardinal Health Inc                 28,657 $    2,346,292
Healthsouth Corp                   102,984      2,780,568
St Jude Medical Inc                 23,924        873,226
United Healthcare Corp              49,298      2,991,772
                                           --------------
                 TOTAL HEALTHCARE
                          - VALUE          $    8,991,858
                          -  COST          $    7,142,916
HOSPITAL & MEDICAL SUPPLIES-2.42%
Bard (C R) Inc                      14,767 $      514,999
Bausch & Lomb Inc                   14,327        642,029
Baxter International Inc            73,607      4,167,996
Becton Dickinson & Co               32,100      2,042,363
Biomet Inc                          29,288        873,149
Boston Scientific Corp+             51,053      3,050,417
Columbia/HCA Healthcare Corp       170,255      4,618,156
Guidant Corp                        38,821      2,831,507
Johnson & Johnson                  353,200     26,666,600
Mallinckrodt Group Inc              18,984        736,817
Manor Care Inc                      16,592        623,237
Medtronic Inc                      123,031      6,536,022
Tenet Healthcare Corp+              80,233      2,993,694
United States Surgical              19,892        609,193
                                           --------------
TOTAL HOSPITAL & MEDICAL SUPPLIES
                          - VALUE          $   56,906,179
                          -  COST          $   33,056,681
HOUSEHOLD PRODUCTS-2.68%
Alberto-Culver Co Class B           14,662 $      446,275
Avon Products Inc                   34,698      2,444,040
Colgate-Palmolive Co                77,571      6,297,796
Gillette Co                        147,079     15,866,147

182
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MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
Kimberly-Clark Corp                144,401 $    8,041,331
Procter & Gamble Co                353,017     29,984,381
                                           --------------
         TOTAL HOUSEHOLD PRODUCTS
                          - VALUE          $   63,079,970
                          -  COST          $   31,989,395
INSURANCE-4.59%
Aetna Inc                           39,016 $    3,409,023
Allstate Corp                      112,685     10,507,876
American General Corp               64,587      3,754,119
American International Group Inc   184,269     22,146,831
Aon Corp                            43,876      2,624,333
Chubb Corp                          45,245      3,611,117
CIGNA Corp                          19,441      3,713,231
Cincinnati Financial Corp           14,388      1,942,380
Conseco Inc                         49,401      2,318,759
General Re Corp                     20,788      4,427,844
Hartford Financial Services Group   30,996      3,045,357
Humana Inc+                         43,069      1,095,568
Jefferson-Pilot Corp                18,548      1,555,714
Lincoln National Corp               26,850      2,248,688
Loews Corp                          30,132      3,022,616
Marsh & McLennan Companies Inc      44,599      3,866,176
MBIA Inc                            25,738      1,883,700
Progressive Corp Ohio               19,004      2,202,089
Providian Financial Corp            24,970      1,417,048
SAFECO Corp                         36,970      1,938,614
St Paul Co                          21,980      1,947,978
Sunamerica Inc                      51,210      2,320,453
Torchmark Corp                      36,760      1,711,638
Transamerica Corp                   16,467      1,917,376
Travelers Inc                      301,238     16,793,995
UNUM Corp                           36,917      1,898,918
USF & G Corp                        29,547        722,055
                                           --------------
                  TOTAL INSURANCE
                          - VALUE          $  108,043,496
                          -  COST          $   61,096,280

                                                                             183
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PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES      VALUE

COMMON STOCKS (CONTINUED)
LODGING-0.19%
Hilton Hotels Corp            65,639 $    1,956,863
Marriott International        33,437      2,532,853
                                     --------------
              TOTAL LODGING
                    - VALUE          $    4,489,716
                    -  COST          $    2,610,030
MACHINERY-0.80%
Black & Decker Corp           24,925 $    1,255,597
Case Corp                     19,696      1,281,471
Caterpillar Inc               98,064      5,356,746
Cincinnati Milacron Inc       10,134        312,887
Cummins Engine Co Inc          9,921        574,178
Deere & Co                    66,206      3,715,812
Ingersoll-Rand Co             43,512      2,072,259
McDermott International Inc   14,610        575,269
Pall Corp                     33,139        693,848
Parker Hannifin Corp          29,088      1,356,228
Thermo Electron Corp+         39,675      1,626,675
                                     --------------
            TOTAL MACHINERY
                    - VALUE          $   18,820,970
                    -  COST          $   12,378,066
MANUFACTURING-0.30%
Tyco International Ltd       139,755 $    7,092,566
                                     --------------
        TOTAL MANUFACTURING
                    - VALUE          $    7,092,566
                    -  COST          $    5,245,389
METAL FABRICATORS-0.74%
Alcan Aluminum Ltd            59,595 $    1,851,170
Allegheny Teledyne Inc        45,864      1,244,061
Aluminum Co of America        45,242      3,319,632
Armco Inc+                    28,242        150,036
Barrick Gold Corp             97,902      1,890,732
Battle Mountain Gold Co       59,027        354,162
Bethlehem Steel Corp+         28,582        303,684
Crane Co                      11,886        582,390
Engelhard Corp                37,602        681,536
Freeport McMoRan Inc          51,811        780,403
Inland Steel Industries Inc   12,330        254,306
Nucor Corp                    23,052      1,187,178
Phelps Dodge Corp             16,366      1,039,241

184
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MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
Placer Dome Inc                   62,389 $      803,258
Reynolds Metals Co                19,385      1,207,928
Timken Co                         16,384        528,384
USX--U.S. Steel Group             22,390        786,449
Worthington Industries Inc        24,983        427,834
                                         --------------
        TOTAL METAL FABRICATORS
                        - VALUE          $   17,392,384
                        -  COST          $   17,690,811
PHARMACEUTICALS-7.75%
Abbott Laboratories              200,946 $   15,033,273
Allergan Inc                      16,964        593,740
ALZA Corp                         22,458        839,368
American Home Products Corp      170,621     15,995,719
Amgen Inc                         68,960      3,663,500
Bristol-Myers Squibb Co          261,158     26,164,767
Lilly (Eli) & Co                 291,414     19,178,684
Merck & Co Inc                   314,738     40,148,766
Millipore Corp                    11,199        423,462
Pfizer Inc                       339,698     30,063,273
Pharmacia and Upjohn Inc         133,081      5,265,017
Schering-Plough Corp             192,304     14,627,123
Warner Lambert Co                 71,499     10,456,729
                                         --------------
          TOTAL PHARMACEUTICALS
                        - VALUE          $  182,453,421
                        -  COST          $   79,680,841
PUBLISHING-0.90%
American Greetings Corp Class A   20,181 $      920,758
Comcast Corp Class A              91,564      3,204,740
Donnelley (R R) & Sons Co         38,117      1,510,386
Dow Jones & Co Inc                25,306      1,300,096
Gannett Co Inc                    74,407      4,803,902
Harland (John H) Co                8,028        121,925
Interpublic Group Co Inc          32,965      1,796,565
Knight-Ridder Inc                 23,576      1,326,150
McGraw-Hill Inc                   25,874      1,956,721
Meredith Corp                     13,772        591,335
Moore Corp Ltd                    25,004        392,250

                                                                             185
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PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES      VALUE

COMMON STOCKS (CONTINUED)
New York Times Co Class A          25,228 $    1,650,857
Times Mirror Co Class A            24,933      1,534,938
                                          --------------
                TOTAL PUBLISHING
                         - VALUE          $   21,110,623
                         -  COST          $   12,168,588
RETAIL & RELATED-4.37%
AutoZone Inc+                      39,755 $    1,202,589
Charming Shoppes Inc+              27,559        123,153
Circuit City Stores Inc            25,972      1,003,169
Consolidated Stores Corp           28,130      1,156,846
Costco Co Inc+                     55,768      2,725,661
Dayton-Hudson Corp                 57,171      4,420,033
Dillards Inc Class A               29,182      1,039,609
Eastman Kodak Co                   85,254      5,594,794
Federated Department Stores Inc+   55,014      2,578,781
Gap Inc                           105,525      4,715,649
Home Depot Inc                    192,163     12,262,402
Jostens Inc                        10,241        240,664
K Mart Corp+                      127,938      1,711,171
Limited Inc                        71,363      2,069,527
Longs Drug Stores Corp             10,198        323,149
Lowe's Co Inc                      45,663      2,668,432
May Department Stores Co           61,249      3,720,877
Mercantile Stores Co Inc            9,529        627,127
Newell Co                          41,753      1,915,419
Nordstrom Inc                      20,625      1,182,714
Penney (J C) Co Inc                65,544      4,633,142
Rite Aid Corp                      65,328      2,114,994
Sears Roebuck & Co                102,865      5,458,274
Sherwin Williams Co                45,424      1,518,865
Tandy Corp                         27,564      1,226,598
TJX Companies Inc                  42,864      1,655,622
Toys R Us Inc+                     74,935      1,967,044
Walgreen Co                       129,115      4,736,907
WalMart Stores Inc                591,950     27,414,684
Woolworth (F W) Co+                35,159        835,026
                                          --------------
          TOTAL RETAIL & RELATED
                         - VALUE          $  102,842,922
                         -  COST          $   63,631,937

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MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
SERVICES-0.31%
Block (H R) Inc                   27,119 $    1,276,288
Dun & Bradstreet Corp             44,697      1,497,350
Public Service Enterprise Group   60,856      1,962,606
Service Corp International        66,070      2,502,401
                                         --------------
                 TOTAL SERVICES
                        - VALUE          $    7,238,645
                        -  COST          $    5,233,433
TELECOMMUNICATIONS-7.49%
Airtouch Communications+         132,391 $    5,949,321
Alltel Corp                       48,569      2,218,996
Ameritech Corp                   287,544     11,986,991
Andrew Corp                       23,422        647,019
AT & T Corp                      426,607     25,969,701
Bell Atlantic Corp               204,039     18,312,500
BellSouth Corp                   260,510     15,891,110
DSC Communications Corp+          30,628        601,075
Frontier Corp                     42,733      1,183,170
GTE Corp                         251,527     13,613,899
Lucent Technologies Inc          168,549     18,266,498
MCI Communications Corp          182,971      8,748,301
Northern Telecom Ltd             137,618      7,336,760
SBC Communication Inc            240,788     18,209,593
Scientific-Atlanta Inc            20,762        363,335
Sprint Corp                      112,789      7,444,074
Tellabs Inc+                      47,606      2,874,212
U.S. West Inc                    126,720      6,597,360
WorldCom Inc+                    265,884     10,153,445
                                         --------------
       TOTAL TELECOMMUNICATIONS
                        - VALUE          $  176,367,360
                        -  COST          $  108,367,544
TEXTILES-0.01%
Springs Industries Inc Class A     5,196 $      290,651
                                         --------------
                 TOTAL TEXTILES
                        - VALUE          $      290,651
                        -  COST          $      206,327

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PORTFOLIO OF INVESTMENTS

SECURITY NAME                 SHARES      VALUE

COMMON STOCKS (CONTINUED)
TOBACCO-1.25%
Fortune Brands Inc             45,033 $    1,787,247
Philip Morris Co Inc          636,812     27,661,521
                                      --------------
               TOTAL TOBACCO
                     - VALUE          $   29,448,768
                     -  COST          $   18,370,348
TRANSPORTATION-0.65%
Burlington Northern Santa Fe   40,980 $    4,082,633
CSX Corp                       57,240      3,201,863
Laidlaw Inc Class B            85,585      1,257,030
Norfolk Southern Corp          98,957      3,407,832
Union Pacific Corp             64,883      3,309,033
                                      --------------
        TOTAL TRANSPORTATION
                     - VALUE          $   15,258,391
                     -  COST          $   11,803,273
UTILITIES-2.18%
Ameren Corp+                   35,889 $    1,379,483
American Electric Power Inc    49,769      2,388,912
Baltimore Gas & Electric Co    38,427      1,212,852
Carolina Power & Light Co      39,392      1,644,616
Central & South West Corp      55,816      1,496,567
Cinergy Corp                   41,340      1,439,149
Consolidated Edison Inc        61,693      2,621,953
Dominion Resources Inc         48,932      1,951,164
DTE Energy Co                  38,058      1,398,632
Duke Power Co                  94,389      5,244,489
Edison International          103,249      2,852,254
Entergy Corp                   63,842      1,847,428
FirstEnergy Corp               60,461      1,749,590
FPL Group Inc                  47,714      2,770,394
GPU Inc                        33,330      1,339,449
Houston Industries Inc         74,799      1,935,424
Niagara Mohawk Power Corp+     37,361        478,688
Northern States Power Co       19,497      1,071,117
Pacificorp                     77,802      1,881,836
PECO Energy Co                 57,994      1,145,382
PG & E Corp                   115,071      3,473,706
PP & L Resources Inc           43,728        978,414
Southern Co                   181,091      4,470,684

    MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX MASTER PORTFOLIO--FEBRUARY 28,
    1998

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

SECURITY NAME              SHARES      VALUE

COMMON STOCKS (CONTINUED)
Texas Utilities Co          64,525 $    2,609,227
Unicom Corp                 56,841      1,822,465
                                   --------------
          TOTAL UTILITIES
                  - VALUE          $   51,203,875
                  -  COST          $   41,994,418
      TOTAL COMMON STOCKS
                  - VALUE          $2,154,233,879
                  -  COST          $1,276,931,698

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                  INTEREST MATURITY PRINCIPAL/
SECURITY NAME                       RATE    VALUE     SHARES         VALUE
SHORT TERM INSTRUMENTS-12.59%
CASH EQUIVALENTS-3.43%
Dreyfus Institutional Money
 Market Fund++                                       22,301,077  $   22,301,077
Janus Institutional Money Market
 Fund++                                              42,700,000      42,700,000
Merrimac Cash Fund--Premium
 Class++                                             15,800,000      15,800,000
                                                                 --------------
                                                                 $   80,801,077
REPURCHASE AGREEMENTS-0.81%
Goldman Sachs Repurchase
 Agreements, dated 2/27/98, due
 3/2/98, with a maturity value
 of $19,008,974 and an effective
 yield of 5.6675%,
 collateralized by Federal Home
 Loan Mortgage Corporation
 obligations with rates ranging
 from 7.00% to 8.00%, with
 maturity dates ranging from
 7/1/10 to 6/1/17 and with an
 aggregate market value of
 $19,380,000.++                                     $19,000,000  $   19,000,000
                                                                 --------------
U.S. TREASURY BILLS-8.35%
U.S. Treasury Bills                4.48%*  03/12/98   3,566,000       3,559,938
U.S. Treasury Bills                4.85%*  03/26/98   9,445,000       9,409,940
U.S. Treasury Bills                5.13%*  03/05/98  19,218,000      19,204,509
U.S. Treasury Bills                5.13%*  04/09/98   3,600,000       3,579,840
U.S. Treasury Bills                5.15%*  04/02/98  12,835,000      12,775,356
U.S. Treasury Bills                5.34%*  04/30/98  50,398,000      49,965,081
U.S. Treasury Bills                5.37%*  04/23/98  78,733,000      78,144,235
U.S. Treasury Bills                5.38%*  04/16/98  20,174,000      20,042,869
                                                                 --------------
                                                                 $  196,681,768
    TOTAL SHORT TERM INSTRUMENTS
                         - VALUE                                 $  296,482,845
                         -  COST                                 $  296,464,052
TOTAL INVESTMENTS IN SECURITIES
(Cost $1,573,395,750)** (Notes 1
 and 3)                                                  104.11% $2,450,716,724
Other Assets and Liabilites, Net                         (4.11)%    (96,653,510)
                                                        -------  --------------
TOTAL NET ASSETS                                         100.00% $2,354,063,214
                                                         ======  ==============
- --------------------------------------------------------------------------------

+ Non-income earning securities.
++ Represents investment of collateral received from securities lending trans-
   actions. See Note 4.
* Yield to Maturity.
** Cost for federal income tax purposes is $1,573,923,035 and net unrealized appreciation consists of:

      Gross Unrealized
       Appreciation                $891,354,790
      Gross Unrealized
       Depreciation                 (14,561,101)
                                   ------------
      NET UNREALIZED APPRECIATION  $876,793,689
                                   ============

The accompanying notes are an integral part of these financial statements.

    MANAGED SERIES INVESTMENT TRUST--SHORT INTERMEDIATE TERM MASTER PORTFOLIO--FEBRUARY 28, 1998

MANAGED SERIES INVESTMENT TRUST--SHORT-INTERMEDIATE TERM MASTER PORTFOLIO-- FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                               INTEREST  MATURITY
 PRINCIPAL  SECURITY NAME                        RATE      DATE      VALUE

            CORPORATE BONDS & NOTES-45.72%
            AEROSPACE & DEFENSE-4.73%
 $  500,000 Mcdonnell Douglas Corp                 6.77% 09/11/02 $   513,653
            BANK & FINANCE-25.59%
 $  500,000 A T & T Corp                           6.41% 08/13/99 $   500,400
    500,000 Associates Corp of North America       6.01% 02/07/03     494,550
    250,000 BankAmerica Corp                       8.38% 03/15/02     269,023
    500,000 National Australia Bank                6.40% 12/10/07     500,749
    500,000 Norwest Corp                           6.63% 07/15/04     511,497
    500,000 EW Scripps Co                          6.38% 10/15/02     504,403
                                                                  -----------
                                                                  $ 2,780,622
            RAILROADS-4.74%
 $  500,000 Norfolk Southern Corp                  6.95% 05/01/02 $   515,057
            SHIPPING-5.35%
 $  500,000 CSX Corp                               9.00% 08/15/06 $   581,517
            UTILITIES-5.31%
 $  500,000 Public Service Electric & Gas Co       9.13% 07/01/05 $   576,287
                                                                  -----------
            TOTAL CORPORATE BONDS & NOTES                         $ 4,967,136
            (Cost $4,885,694)
            U.S. GOVERNMENT AGENCY SECURITIES-9.35%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION-9.35%
 $  595,990 Federal National Mortgage Assoc        7.00% 06/01/09 $   606,616
    407,284 Federal National Mortgage Assoc        6.50% 05/01/11     408,722
                                                                  -----------
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES               $ 1,015,338
            (Cost $979,117)

MANAGED SERIES INVESTMENT TRUST--SHORT-INTERMEDIATE
TERM MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

                                  INTEREST  MATURITY
 PRINCIPAL  SECURITY NAME           RATE      DATE      VALUE

            U.S. TREASURY SECURITIES-40.25%
            U.S. TREASURY BONDS-8.99%
 $  750,000 U.S. Treasury Bonds      10.75% 08/15/05 $   976,640
            U.S. TREASURY NOTES-31.26%
 $  500,000 U.S. Treasury Notes       6.63% 05/15/07 $   532,500
  2,800,000 U.S. Treasury Notes       5.75% 11/15/00   2,813,124
     50,000 U.S. Treasury Notes       6.38% 03/31/01      51,109
                                                     -----------
                                                     $ 3,396,733
            TOTAL U.S. TREASURY SECURITIES           $ 4,373,373
            (Cost $4,361,112)

            TOTAL
            INVESTMENT IN
            SECURITIES
            (Cost
            $10,225,923)*
            (Notes 1 and
            3)               95.32%     $10,355,847
            Other Assets
            and
            Liabilities,
            Net               4.68%         508,889
                            ------      -----------
            TOTAL NET       100.00%
            ASSETS                      $10,864,736
                            ======      ===========

- ------------------------------------------------------------------------------
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized Apprecia-
       tion                        $177,101
      Gross Unrealized Deprecia-
       tion                         (47,177)
                                   --------
      NET UNREALIZED APPRECIATION  $129,924
                                   ========

The accompanying notes are an integral part of these financial statements.

    MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION MASTER PORTFOLIO-- FEBRUARY 28, 1998

MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

 PRINCIPAL/                        INTEREST   MATURITY
   SHARES    SECURITY NAME           RATE       DATE      VALUE

             U.S. TREASURY SECURITIES-30.96%
             U.S. TREASURY BONDS-17.10%
 $   250,000 U.S. Treasury Bonds      12.38%  05/15/04 $   336,719
     850,000 U.S. Treasury Bonds      11.88%  11/15/03   1,103,671
     450,000 U.S. Treasury Bonds      10.75%  02/15/03     548,438
   1,400,000 U.S. Treasury Bonds       9.00%  11/15/18   1,895,687
     300,000 U.S. Treasury Bonds       8.88%  08/15/17     398,813
   1,150,000 U.S. Treasury Bonds       7.88%  11/15/04   1,289,438
   1,250,000 U.S. Treasury Bonds       7.25%  08/15/22   1,447,656
   1,050,000 U.S. Treasury Bonds       6.00%  02/15/26   1,051,640
                                                       -----------
                                                       $ 8,072,062
             U.S. TREASURY NOTES-13.86%
 $ 1,450,000 U.S. Treasury Notes       7.25%  08/15/04 $ 1,574,156
   1,400,000 U.S. Treasury Notes       6.25%  02/15/03   1,437,625
   1,550,000 U.S. Treasury Notes       5.88%  02/15/04   1,571,796
   1,950,000 U.S. Treasury Notes       5.75%  08/15/03   1,960,358
                                                       -----------
                                                       $ 6,543,935
             TOTAL U.S. TREASURY SECURITIES            $14,615,997
             (Cost $14,496,333)
             SHORT TERM INSTRUMENTS-74.48%
             U.S. TREASURY BILLS-68.81%
 $    38,000 U.S. Treasury Bills       5.38%* 04/16/98 $    37,753
  28,556,000 U.S. Treasury Bills       5.37%* 04/23/98  28,342,458
     313,000 U.S. Treasury Bills       5.34%* 04/30/98     310,311
   3,210,000 U.S. Treasury Bills       5.15%* 04/02/98   3,195,083
     483,000 U.S. Treasury Bills       5.13%* 03/05/98     482,661
     114,000 U.S. Treasury Bills       4.48%* 03/12/98     113,806
                                                       -----------
                                                       $32,482,072

MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS

 PRINCIPAL/                                       INTEREST MATURITY
   SHARES   SECURITY NAME                           RATE     DATE      VALUE

            CASH EQUIVALENTS-1.43%
    677,189 Dreyfus Institutional Money
            Market Fund+                                            $   677,189
            REPURCHASE AGREEMENTS-4.24%
  2,000,000 Goldman Sachs Repurchase Agreement,
            dated 2/27/98, due 3/2/98, with a
            maturity value of $2,000,945 and an
            effective yield of 5.6675%,
            collateralized by a Federal Home
            Loan Mortgage Corporation
            obligation with a rate of 7.50%,
            with a maturity date of 1/1/28 and
            with a market value of $2,040,000.+                      $2,000,000
                                                                    -----------
            TOTAL SHORT TERM INSTRUMENTS                            $35,159,261
            (Cost $35,155,883)

             TOTAL INVESTMENT IN SECURITIES
             (cost $49,652,216) ** (Notes 1 and 3)   105.44%     $49,775,258
             Other Assets and Liabilities, Net       (5.44)%      (2,569,260)
                                                     ------  --- -----------
             TOTAL NET ASSETS                        100.00%     $47,205,998
                                                     ======  === ===========

- ------------------------------------------------------------------------------
+ Represents investment of collateral received from securities lending transac-
  tions. See Note 4.
* Yield to Maturity.
** Cost for federal income tax purposes is $49,655,024 and net unrealized ap-preciation consists of:

      Gross Unrealized
       Appreciation              $ 266,631
      Gross Unrealized
       Depreciation               (146,397)
                                 ---------
      NET UNREALIZED
       APPRECIATION              $ 120,234
                                 =========

The accompanying notes are an integral part of these financial statements.

    MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION MASTER PORTFOLIO-- FEBRUARY 28, 1998



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998

                                                   Master               Master
                                     Investment Portfolio Investment Portfolio
                                         Asset Allocation           Bond Index
                                         Master Portfolio     Master Portfolio
- ------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
In securities, at market value (see
 cost below) (Note 1)                        $569,497,394          $98,758,689
Cash                                                  891                  500
RECEIVABLES:
 Investment sold                                        0            3,033,370
 Dividends and interest                         1,775,050            1,244,228
TOTAL ASSETS                                  571,273,335          103,036,787
LIABILITIES
PAYABLES:
 Variation margin on futures
  contracts                                             0                    0
 Investment securities purchased                    5,308            3,631,955
 Collateral for securities loaned
  (Note 4)                                     35,809,841            6,145,500
 Due to BGI (Note 2)                              321,448               25,201
TOTAL LIABILITIES                              36,136,597            9,802,656
TOTAL NET ASSETS                             $535,136,738          $93,234,131
INVESTMENTS AT COST                          $458,491,674          $96,037,728
- ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF ASSETS AND LIABILITIES--FEBRUARY 28, 1998


                               Master                 Master                 Master
                           Investment             Investment             Investment
  Managed Series            Portfolio              Portfolio              Portfolio
Investment Trust             LifePath               LifePath               LifePath
    Growth Stock                 2000                   2010                   2020
Master Portfolio     Master Portfolio       Master Portfolio       Master Portfolio
- ----------------------------------------------------
    $215,472,327       $126,687,879           $226,161,394           $355,545,522
      20,082,413                595                    405                      0
       4,915,442          5,621,666              5,515,149              4,510,212
         110,703              892,217              1,453,657              1,463,402
     240,580,885        133,202,357            233,130,605            361,519,136
               0                  0                      0                      0
       3,249,657          5,062,626              3,543,357              4,558,381
               0         11,843,608             21,156,344             30,365,516
         282,451             97,122                213,205                324,477
       3,532,108         17,003,356             24,912,906             35,248,374
    $237,048,777       $116,199,001           $208,217,699           $326,270,762
    $169,897,599       $119,143,895           $194,952,169           $284,106,477
- -----------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998

                                                                        Master               Master
                                                          Investment Portfolio Investment Portfolio
                                                                      LifePath             LifePath
                                                                          2030                 2040
                                                              Master Portfolio     Master Portfolio
- ---------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
In securities, at market value (see cost below) (Note 1)          $255,539,464         $445,214,490
Cash                                                                        63                4,698
RECEIVABLES:
 Investments sold                                                        7,320               12,800
 Dividends and interest                                                574,976              551,701
TOTAL ASSETS                                                       256,121,823          445,783,689
LIABILITIES
PAYABLES:
 Variation margin on futures contracts                                       0                    0
 Investment securities purchased                                     1,012,287            2,000,588
 Collateral for securities loaned (Note 4)                          21,263,638           38,649,215
 Due to BGI (Note 2)                                                   235,525              404,779
TOTAL LIABILITIES                                                   22,511,450           41,054,582
TOTAL NET ASSETS                                                  $233,610,373         $404,729,107
INVESTMENTS AT COST                                               $194,461,098         $344,117,349
- ---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF ASSETS AND LIABILITIES--FEBRUARY 28, 1998


              Master               Managed Series                           Master
Investment Portfolio             Investment Trust             Investment Portfolio
       S&P 500 Index      Short-Intermediate Term         U.S. Treasury Allocation
    Master Portfolio             Master Portfolio                 Master Portfolio
- --------------------------------------------------
      $2,450,716,724                  $10,355,847                      $49,775,258
             142,954                      419,832                              808
                   0                            0                                0
           3,572,330                      145,379                          124,026
       2,454,432,008                   10,921,058                       49,900,092
             287,325                            0                                0
              35,342                            0                                0
          99,801,077                            0                        2,677,188
             245,050                       56,322                           16,906
         100,368,794                       56,322                        2,694,094
      $2,354,063,214                  $10,864,736                      $47,205,998
      $1,573,395,750                  $10,225,923                      $49,652,216
- ----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998



                                                   Master               Master
                                     Investment Portfolio Investment Portfolio
                                         Asset Allocation           Bond Index
                                         Master Portfolio     Master Portfolio
- ------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends                                   $  4,137,500          $         0
 Interest+                                     14,861,341           12,573,939
TOTAL INVESTMENT INCOME                        18,998,841           12,573,939
EXPENSES (NOTE 2)
 Advisory fees                                  1,616,380              147,755
TOTAL EXPENSES                                  1,616,380              147,755
LESS:
 Waived fees by BGI (Note 2)                            0                    0
NET EXPENSES                                    1,616,380              147,755
NET INVESTMENT INCOME (LOSS)                   17,382,461           12,426,184
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) on sale of
 investments                                   43,346,192            3,123,379
Net realized gain (loss) on sale of
 futures contracts                                      0                    0
Net change in unrealized
 appreciation (depreciation) of
 investments                                   54,041,425            3,034,137
Net change in unrealized
 appreciation (depreciation) of
 futures contracts                                      0                    0
NET GAIN (LOSS) ON INVESTMENTS                 97,387,617            6,157,516
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS            $114,770,078          $18,583,700
- ------------------------------------------------------------------------------
+ Interest income includes security
  lending income of:                         $     43,882          $    12,975

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE YEAR ENDED FEBRUARY 28, 1998


                               Master                 Master                 Master
                           Investment             Investment             Investment
  Managed Series            Portfolio              Portfolio              Portfolio
Investment Trust             LifePath               LifePath               LifePath
    Growth Stock                 2000                   2010                   2020
Master Portfolio     Master Portfolio       Master Portfolio       Master Portfolio
- ----------------------------------------------------
     $   334,093          $   470,531            $ 1,547,164            $ 3,350,517
         754,929            5,511,578              5,932,067              5,902,764
       1,089,023            5,982,109              7,479,231              9,253,281
       1,354,588              656,142              1,018,984              1,572,634
       1,354,588              656,142              1,018,984              1,572,634
         (45,153)                   0                      0                      0
       1,309,435              656,142              1,018,984              1,572,634
        (220,412)           5,325,967              6,460,247              7,680,647
       9,338,412            5,800,419              9,734,287             16,445,704
               0                    0                      0                      0
      35,007,529            3,089,773             16,696,571             39,706,672
               0                    0                      0                      0
      44,345,941            8,890,192             26,430,858             56,152,376
     $44,125,529          $14,216,159            $32,891,105            $63,833,023
- -----------------------------------------------------------------------------------
     $         0          $    23,958            $    48,999            $    79,526

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998


                                                  Master           Master
                                              Investment       Investment
                                               Portfolio        Portfolio
                                                LifePath         LifePath
                                                    2030             2040
                                        Master Portfolio Master Portfolio
- --------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends                                   $ 2,688,191      $ 5,125,909
 Interest+                                     2,426,345        1,316,791
TOTAL INVESTMENT INCOME                        5,114,536        6,442,700
EXPENSES (NOTE 2)
 Advisory fees                                 1,048,151        1,767,632
TOTAL EXPENSES                                 1,048,151        1,767,632
LESS:
 Waived fees by BGI (Note 2)                           0                0
NET EXPENSES                                   1,048,151        1,767,632
NET INVESTMENT INCOME (LOSS)                   4,066,385        4,675,068
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on sale of
 investments                                   9,255,193       26,380,392
Net realized gain (loss) on sale of
 futures contracts                                     0           14,539
Net change in unrealized appreciation
 (depreciation) of investments                35,383,133       58,037,494
Net change in unrealized appreciation
 (depreciation) of futures contracts                   0          (52,500)
NET GAIN (LOSS) ON INVESTMENTS                44,638,326       84,379,925
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $48,704,711      $89,054,993
- --------------------------------------------------------------------------
+ Interest income includes security
  lending income of:                         $    61,182      $   114,518

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS-- FOR THE YEAR ENDED FEBRUARY 28, 1998




                                  Managed Series                               Master
              Master            Investment Trust                 Investment Portfolio
Investment Portfolio          Short-Intermediate                        U.S. Treasury
       S&P 500 Index                        Term                           Allocation
    Master Portfolio            Master Portfolio                     Master Portfolio
- ---------------------------------------------
        $ 30,149,685                    $      0                           $        0
           6,319,513                     782,051                            2,998,572
          36,469,198                     782,051                            2,998,572
             939,051                      50,170                              136,672
             939,051                      50,170                              136,672
                   0                           0                                    0
             939,051                      50,170                              136,672
          35,530,147                     731,881                            2,861,900
          52,551,777                    (82,340)                              497,222
          18,816,662                           0                                    0
         452,651,075                     250,239                              384,200
          10,434,575                           0                                    0
         534,454,089                     167,899                              881,422
        $569,984,236                    $899,780                           $3,743,322
- -------------------------------------------------------------------------------------
        $     52,216                    $      0                           $    4,633

STATEMENTS OF CHANGES IN NET ASSETS

                                               Master Investment Portfolio
                                         Asset Allocation Master Portfolio
                                       -----------------------------------
                                                 For the           For the
                                              Year Ended        Year Ended
                                       February 28, 1998 February 28, 1997
- ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)               $ 17,382,461      $ 19,019,098
 Net realized gain (loss) on sale of
  investments                                 43,346,192        38,140,198
 Net realized gain on sale of futures
  contracts                                            0                 0
 Net change in unrealized appreciation
  (depreciation) of investments               54,041,425        (1,289,497)
 Net change in unrealized appreciation
  (depreciation) of futures contracts                  0                 0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   114,770,078        55,869,799
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM BENEFICIAL INTEREST
 TRANSACTIONS                               (11,593,179)       (22,004,190)
INCREASE (DECREASE) IN NET ASSETS            103,176,899        33,865,609
NET ASSETS:
Beginning net assets                        $431,959,839      $398,094,230
ENDING NET ASSETS                           $535,136,738      $431,959,839
- ---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


         Master Investment Portfolio       Managed Series Investment Trust
         Bond Index Master Portfolio         Growth Stock Master Portfolio
 ------------------------------------  ------------------------------------
           For the            For the            For the            For the
        Year Ended         Year Ended         Year Ended         Year Ended
 February 28, 1998  February 28, 1997  February 28, 1998  February 28, 1997
- -------------------------------------------------------
     $  12,426,184       $ 12,576,460       $   (220,412)       $  (556,250)
         3,123,379            152,739          9,338,412         15,318,008
                 0                  0                  0                  0
         3,034,137         (3,966,118)        35,007,529        (25,141,741)
                 0                  0                  0                  0
        18,583,700          8,763,081         44,125,529        (10,379,983)
      (146,679,073)        60,741,955        (20,069,241)        44,671,564
      (128,095,373)        69,505,036         24,056,288         34,291,581
     $ 221,329,504       $151,824,468       $212,992,489        $178,700,908
     $  93,234,131       $221,329,504       $237,048,777        $212,992,489
- ----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Master Investment Portfolio
                                                            LifePath 2000 Master Portfolio
                                                       -----------------------------------
                                                                 For the           For the
                                                              Year Ended        Year Ended
                                                       February 28, 1998 February 28, 1997
- -------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                                      $  5,325,967      $  5,769,457
 Net realized gain (loss) on sale of investments               5,800,419         2,894,777
 Net realized gain (loss) on sale of futures contracts                 0                 0
 Net change in unrealized appreciation (depreciation)
  of investments                                               3,089,773          (273,099)
 Net change in unrealized appreciation (depreciation)
  of futures contracts                                                 0                 0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                   14,216,159         8,391,135
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 BENEFICIAL INTEREST TRANSACTIONS                           (29,290,156)         6,204,037
INCREASE (DECREASE) IN NET ASSETS                           (15,073,997)        14,595,172
NET ASSETS:
Beginning net assets                                        $131,272,998      $116,677,826
ENDING NET ASSETS                                           $116,199,001      $131,272,998
- -------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


         Master Investment Portfolio         Master Investment Portfolio
      LifePath 2010 Master Portfolio      LifePath 2020 Master Portfolio
 ----------------------------------- -----------------------------------
           For the           For the           For the           For the
        Year Ended        Year Ended        Year Ended        Year Ended
 February 28, 1998 February 28, 1997 February 28, 1998 February 28, 1997
- -------------------------------------------------------
      $  6,460,247      $  5,182,306      $  7,680,647       $ 6,271,633
         9,734,287         3,439,818        16,445,704         9,487,619
                 0                 0                 0                 0
        16,696,571         5,149,907        39,706,672        11,374,656
                 0                 0                 0                 0
        32,891,105        13,772,031        63,833,023        27,133,908
         5,815,674        54,517,689        10,995,106        61,750,732
        38,706,779        68,289,720        74,828,129        88,884,640
      $169,510,920      $101,221,200      $251,442,633       $162,557,993
      $208,217,699      $169,510,920      $326,270,762       $251,442,633
- -------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Master Investment Portfolio
                                                            LifePath 2030 Master Portfolio
                                                       -----------------------------------
                                                                 For the           For the
                                                              Year Ended        Year Ended
                                                       February 28, 1998 February 28, 1997
- ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                                      $  4,066,385      $  3,210,760
 Net realized gain (loss) on sale of investments               9,255,193         5,108,662
 Net realized gain (loss) on sale of futures contracts                 0                 0
 Net change in unrealized appreciation (depreciation)
  of investments                                              35,383,133        10,036,726
 Net change in unrealized appreciation (depreciation)
  of futures contracts                                                 0                 0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                   48,704,711        18,356,148
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 BENEFICIAL INTEREST TRANSACTIONS                             26,100,829        32,210,346
INCREASE (DECREASE) IN NET ASSETS                             74,805,540        50,566,494
NET ASSETS:
Beginning net assets                                        $158,804,833      $108,238,339
ENDING NET ASSETS                                           $233,610,373      $158,804,833
- ------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


       Master Investment Portfolio
    LifePath 2040 Master Portfolio
- ------------------------------------
         For the             For the
      Year Ended          Year Ended
ebruary 28, 1998F  February 28, 1997
- -------------------------
     $ 4,675,068        $  3,953,444
      26,380,392          14,697,190
          14,539              35,620
      58,037,494          17,501,172
        (52,500)              92,625
      89,054,993          36,280,051
      57,589,386          45,783,771
     146,644,379          82,063,822
     $258,084,728       $176,020,906
     $404,729,107       $258,084,728
- ------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                               Master Investment Portfolio
                                            S&P 500 Index Master Portfolio
                                       -----------------------------------
                                                 For the           For the
                                              Year Ended        Year Ended
                                       February 28, 1998 February 28, 1997
- --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                    $   35,530,147    $   26,709,655
 Net realized gain (loss) on sale of
  investments                                 52,551,777        10,656,049
 Net realized gain on sale of futures
  contracts                                   18,816,662        12,210,399
 Net change in unrealized appreciation
  (depreciation) of investments              452,651,075       229,538,430
 Net change in unrealized appreciation
  (depreciation) of futures contracts         10,434,575           160,200
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                 569,984,236         279,274,733
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM BENEFICIAL INTEREST
 TRANSACTIONS                                299,742,532       274,728,651
INCREASE (DECREASE) IN NET ASSETS            869,726,768       554,003,384
NET ASSETS:
Beginning net assets                      $1,484,336,446    $  930,333,062
ENDING NET ASSETS                         $2,354,063,214    $1,484,336,446
- --------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


   Managed Series Investment Trust            Master Investment Portfolio
           Short-Intermediate Term               U.S. Treasury Allocation
                  Master Portfolio                       Master Portfolio
- ------------------------------------  ------------------------------------
         For the             For the            For the            For the
      Year Ended          Year Ended         Year Ended         Year Ended
ebruary 28, 1998F  February 28, 1997  February 28, 1998  February 28, 1997
- ----------------------------------------------------
      $  731,881         $   861,159        $ 2,861,900        $ 3,195,952
        (82,340)             (86,579)           497,222           (142,718)
               0                   0                  0                  0
         250,239            (214,524)           384,200           (507,610)
               0                   0                  0                  0
         899,780             560,056          3,743,322          2,545,624
      (3,100,757)         (1,245,402)        (4,069,601)        (6,668,994)
      (2,200,977)           (685,346)          (326,279)        (4,123,370)
      $13,065,713        $13,751,059        $47,532,277        $51,655,647
      $10,864,736        $13,065,713        $47,205,998        $47,532,277
- ---------------------------------------------------------------------------

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP was organized on October 20, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, and had no operations prior to May 26, 1994. MIP currently issues, the following separate portfolios (the "Master Portfolios"), the Asset Allocation, Bond Index, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, S&P 500 Index and U.S. Treasury Allocation Master Portfolios.

  The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

  The equity securities of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS
ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

  FEDERAL INCOME TAXES

  Each Master Portfolio intends to qualify as a partnership for federal income tax purposes. Each Master Portfolio therefore believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in a Master Portfolio will be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Code.

  It is intended that each Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Master Portfolio.

  FUTURES CONTRACTS

  The Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Index Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Index Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government obligations or high quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. As of February 28, 1998, the following Master Portfolio had open long futures contracts outstanding:

S&P 500 INDEX MASTER PORTFOLIO

                                   Expiration       Notional Net Unrealized
Number of Contracts           Type       Date Contract Value   Depreciation
- ---------------------------------------------------------------------------
747                  S&P 500 Index March 1998   $196,180,875    $11,248,975

  The S&P 500 Index Master Portfolio has pledged to brokers U.S. Treasury Bills for initial margin requirements with a par value of $7,507,350.

  REPURCHASE AGREEMENTS

  Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Portfolio of Investments. The adviser to the Master Portfolios may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on February 28, 1998 by the Master Portfolios are collateralized by U.S. Government Securities.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.35%, 0.08%, 0.05% and 0.30% of the average daily net assets of the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Master Portfolios, respectively, as compensation for advisory services. BGFA is entitled to receive 0.55% of the average daily net assets of each of the LifePath Master Portfolios as compensation for its advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

  Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of each Master Portfolio.

  Stephens Inc. ("Stephens") is the Funds' co-administrator, sponsor and placement agent for the Master Portfolios. Certain officers and directors of MIP are also officers of Stephens. As of February 28, 1998, these officers of Stephens indirectly collectively owned less than 1% of the Master Portfolios' outstanding beneficial interest.


3. INVESTMENT PORTFOLIO TRANSACTIONS

  Purchases and sales of investments, exclusive of short-term securities, for each Master Portfolio for the year ended February 28, 1998 are as follows:


Aggregate Purchases           Asset Allocation       Bond Index    LifePath 2000
and Sales of:                 Master Portfolio Master Portfolio Master Portfolio
- --------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                $ 74,545,474     $ 90,656,433      $33,291,178
 Sales Proceeds                    194,046,652      181,649,210       73,454,422
OTHER SECURITIES:
 Purchases at cost                $192,688,691     $ 16,222,024      $ 8,626,001
 Sales proceeds                     67,031,035       47,310,677       15,515,149

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

Aggregate Purchases              LifePath 2010    LifePath 2020    LifePath 2030
and Sales of:                 Master Portfolio Master Portfolio Master Portfolio
- --------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                 $59,036,500      $65,715,647      $20,937,159
 Sales proceeds                     60,420,339       77,806,490       31,317,960
OTHER SECURITIES:
 Purchases at cost                  20,691,293       54,233,382       57,725,629
 Sales proceeds                     21,511,480       35,040,932       19,494,251
                                                                   U.S. Treasury
Aggregate Purchases              LifePath 2040    S&P 500 Index       Allocation
and Sales of:                 Master Portfolio Master Portfolio Master Portfolio
- --------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                 $11,739,298      $         0      $22,057,875
 Sales proceeds                     38,650,344                0       45,709,953
OTHER SECURITIES:
 Purchases at cost                 162,678,573      363,453,227                0
 Sales proceeds                     69,544,105      100,644,795                0

4. PORTFOLIO SECURITIES LOANED

  As of February 28, 1998, certain Master Portfolios had loaned securities which were collateralized by cash. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral were as follows:

                                            Securities  Collateral
- ------------------------------------------------------------------
Asset Allocation Master Portfolio          $35,026,216 $35,809,841
Bond Index Master Portfolio                $ 6,040,908 $ 6,145,500
LifePath 2000 Master Portfolio             $11,562,364 $11,843,608
LifePath 2010 Master Portfolio             $20,634,239 $21,156,344
LifePath 2020 Master Portfolio             $29,448,469 $30,365,516
LifePath 2030 Master Portfolio             $20,581,637 $21,263,638
LifePath 2040 Master Portfolio             $37,418,496 $38,649,215
S&P 500 Index Master Portfolio             $97,218,674 $99,801,077
U.S. Treasury Allocation Master Portfolio  $ 2,623,461 $ 2,677,188

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

5. FINANCIAL HIGHLIGHTS

  The portfolio turnover rates, excluding short-term securities, for the Master Portfolios are as follows:

                                                                                   For the
                                                                               Period from
                                                  For the       For the       May 26, 1994
                                    For the    Year Ended    Year Ended      (commencement
                                 Year Ended  February 28,  February 29,  of operations) to
                          February 28, 1998          1997          1996  February 28, 1995
- -------------------------------------------------------------------------------------------
Asset Allocation Master
 Portfolio                               57%           43%           40%                23%
Bond Index Master
 Portfolio                               59%           39%           21%                37%
LifePath 2000 Master
 Portfolio                               39%          108%           84%                17%
LifePath 2010 Master
 Portfolio                               46%           73%           39%                24%
LifePath 2020 Master
 Portfolio                               41%           61%           49%                28%
LifePath 2030 Master
 Portfolio                               27%           42%           39%                40%
LifePath 2040 Master
 Portfolio                               34%           48%           29%                 5%
S&P 500 Index Master
 Portfolio                                6%            4%            2%                 5%
U.S. Treasury Allocation
 Master Portfolio                        76%          196%          325%                87%

  The average commission rates paid by the Master Portfolios are as follows:

                                             For the           For the
                                          Year Ended        Year Ended
                                   February 28, 1998 February 28, 1997
- ----------------------------------------------------------------------
Asset Allocation Master Portfolio            $0.0260           $0.0335
LifePath 2000 Master Portfolio               $0.0300           $0.0401
LifePath 2010 Master Portfolio               $0.0304           $0.0404
LifePath 2020 Master Portfolio               $0.0300           $0.0451
LifePath 2030 Master Portfolio               $0.0302           $0.0364
LifePath 2040 Master Portfolio               $0.0248           $0.0351
S&P 500 Index Master Portfolio               $0.0319           $0.0625

To the Shareholders and Board of Trustees
Master Investment Portfolio:

We have audited the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, of Master Investment Portfolio (comprising respectively, Asset Allocation Master Portfolio, Bond Index Master Portfolio, LifePath 2000 Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfo-lio, S&P 500 Index Master Portfolio, and U.S. Treasury Allocation Master Port-folio) as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits. All periods indicated in Note 5 ending prior to March 1, 1995, were audited by other auditors whose report dated April 20, 1995, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Feb-ruary 28, 1998 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned master portfolios of Master Investment Portfolio as of February 28, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP
San Francisco, California
April 3, 1998

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Managed Series Investment Trust ("MSIT") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. MSIT was organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated October 26, 1993. MSIT currently offers the following separate portfolios (the "Master Portfolios"): the Growth Stock and Short-Intermediate Term Master Portfolios.

  These Master Portfolios invest in a range of securities, generally including money market instruments, equities and U.S. government securities. The following significant accounting policies are consistently followed by MSIT in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

  The equity securities of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MSIT's Board of Trustees.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code"').

  FEDERAL INCOME TAXES

  Each Master Portfolio intends to qualify as a partnership for federal income tax purposes. Each Master Portfolio therefore believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in a Master Portfolio will be taxable on its allocable share of the partnership's income and capital gains for purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Code.

  It is intended that each Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Master Portfolio.

  REPURCHASE AGREEMENTS

  Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Portfolio of Investments. The adviser to the Master Portfolios may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on February 28, 1998 by the Master Portfolios are collateralized by U.S. Government Securities.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.60% and 0.45% of the average daily net assets of the Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

  Wells Fargo Bank ("WFB") serves as sub-adviser to each Master Portfolio. As sub-adviser, WFB is responsible for the day-to-day portfolio management of each Master Portfolio. WFB is entitled to receive from BGFA an amount equal to 0.15% and 0.10% of the average daily net assets of the Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for its sub-advisory services.

  Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of the each Master Portfolio.

  Stephens Inc. ("Stephens") is the co-administrator, sponsor and placement agent for the Master Portfolios. Certain fees have been waived by BGI for the Growth Stock Master Portfolio for the year ended February 28, 1998. Waived fees continue at the discretion of BGI.

3. INVESTMENT PORTFOLIO TRANSACTIONS

  Purchases and sales of investments, exclusive of short-term securities, for each Master Portfolio for the year ended February 28, 1998, were as follows:

                                                         Short-
                                                   Intermediate
Aggregate Purchases               Growth Stock             Term
and Sales of:                 Master Portfolio Master Portfolio
- ---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                $         0        $4,310,492
 Sales proceeds                              0        4,626,477
OTHER SECURITIES:
 Purchases at cost                 273,188,365        4,045,110
 Sales proceeds                    315,246,723        4,798,854

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

4. FINANCIAL HIGHLIGHTS

  The portfolio turnover rates, excluding short-term securities, for the Master Portfolios are as follows:

                                                                          For the
                                                                      Period from
                                                                     May 26, 1994
                              For the      For the      For the     (Commencement
                           Year Ended   Year Ended   Year Ended of Operations) to
                         February 28, February 28, February 29,      February 28,
Master Portfolios                1998         1997         1996              1995
- ---------------------------------------------------------------------------------
Growth Stock Master
 Portfolio                       129%         129%         145%               93%
Short-Intermediate Term
 Master Portfolio                 77%          62%         105%               96%

  The average commission rate paid by the Growth Stock Master Portfolio was $0.0604 for the year ended February 28, 1998, and $0.0777 for the year ended February 28, 1997.

To the Shareholders and Board of Trustees
Managed Series Investment Trust:

We have audited the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, of Managed Series Investment Trust (compris-ing respectively, Growth Stock Master Portfolio and Short-Intermediate Term Master Portfolio) as of February 28, 1998, and the related statements of opera-tions for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's man-agement. Our responsibility is to express an opinion on these financial state-ments and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Feb-ruary 28, 1998 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned master portfolios of Managed Series Investment Trust as of February 28, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in con-formity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

San Francisco, California
April 3, 1998

                                     NOTES
                                     -----

MasterWorks/R/ Funds
c/o Investors Bank and Trust Co.
200 Clarendon Street
Boston, MA 02111





MWAR.3/98

                          Pro Forma Combined Financial
                   Information for the year ended May 31, 1998


     The following unaudited pro forma combined financial information relates to the acquisition of all the assets and liabilities of Growth Stock Fund, a series of MasterWorks Funds, Inc. by and in exchange for shares of Large Company Growth Fund, a series of Norwest Advantage Funds (the "Consolidation"). The information gives effect to the Consolidation as if it had occurred on June 1, 1997 and consists of a statement of the pro forma combined portfolio of investments, a statement of assets and liabilities and a statement of operations. The pro forma combined results of operations represent the level of expenses of Large Company Growth Fund following consummation of the Consolidation if the Consolidation had been consummated on December 11, 1997. There is no guarantee that the pro forma financial information will accurately predict the actual results of the Consolidation. This unaudited information should be read in conjunction with the separate financial statements of Large Company Growth Fund and Growth Stock Fund.

NORWEST ADVANTAGE FUNDS
PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 1998

                                                                    LARGE           MASTERWORKS
                                                                   COMPANY             GROWTH
                                                                   GROWTH               STOCK           PRO FORMA         PRO FORMA
                                                                    FUND                FUND           ADJUSTMENTS        COMBINED
                                                                    ----                ----           -----------        --------
ASSETS
   Investments in Portfolio (Notes 1 and 2)
        Investments at cost                                   $ 154,976,471       $ 182,366,940                $ -     $ 337,343,411
        Net unrealized appreciation                              77,156,496          29,468,401                  -       106,624,897
                                                        -------------------  ------------------  -----------------  ----------------
        Total investments at value                              232,132,967         211,835,341                  -       443,968,308
         Investment in other net assets (liabilities)
           of Portfolio                                             (73,042)         13,347,053                  -        13,274,011
                                                        -------------------  ------------------  -----------------  ----------------
   Total investments in Portfolios                              232,059,925         225,182,394                  -       457,242,319


   Receivable for Fund shares issued                                566,013                   -                  -           566,013
   Organization costs, net of amortization (Note 2)                  17,317                   -                  -            17,317
                                                        -------------------  ------------------  -----------------  ----------------
TOTAL ASSETS                                                    232,643,255         225,182,394                  -       457,825,649
                                                        -------------------  ------------------  -----------------  ----------------
LIABILITIES
   Payable for Fund shares redeemed                                  57,663                   -                  -            57,663
   Payable to Norwest and affiliates                                 47,438                   -                  -            47,438
   Payable to BGI and Stephens                                                           59,892                  -            59,892
   Payable to other related parties                                  12,745
   Accrued expenses and other liabilities                            26,184                   -                  -            26,184
   Dividends payable                                                                                    21,606,985        21,606,985
                                                        -------------------  ------------------  -----------------  ----------------
TOTAL LIABILITIES                                                   144,030              59,892         21,606,985        21,810,907
                                                        -------------------  ------------------  -----------------  ----------------
NET ASSETS                                                    $ 232,499,225       $ 225,122,502      $ (21,606,985)    $ 436,014,742
                                                        ===================  ==================  ==================  ===============
COMPONENTS OF NET ASSETS
  Paid in capital                                             $ 152,928,762       $ 174,047,116                $ -     $ 326,975,878
  Undistributed net investment income                                     -                   -                  -                 -
  Accumulated net realized gain from investments sold             2,413,967          21,606,985        (21,606,985)        2,413,967
  Net unrealized appreciation from investments                   77,156,496          29,468,401                  -       106,624,897
                                                        ===================  ==================  ==================  ===============
NET ASSETS                                                    $ 232,499,225       $ 225,122,502      $ (21,606,985)    $ 436,014,742
                                                        ===================  ==================  ==================  ===============


SHARES OF BENEFICIAL INTEREST                                     5,820,560          14,238,105         (9,142,574)       10,916,091

NET ASSET VALUE AND OFFERING PRICE PER SHARE (NET
   ASSETS DIVIDED BY SHARES OF BENEFICIAL INTEREST)                 $ 39.94             $ 15.81                              $ 39.94



See Pro Forma Footnotes to Pro Forma Financial Statements

NORWEST ADVANTAGE FUNDS
 PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)
 FOR THE YEAR ENDED MAY 31, 1998

                                                                      LARGE          MASTERWORKS
                                                                     COMPANY            GROWTH
                                                                     GROWTH              STOCK            PRO FORMA        PRO FORMA
                                                                      FUND                FUND            ADJUSTMENTS       COMBINED
                                                                      ----                ----            -----------       --------
INVESTMENT INCOME
   Interest income allocated from Portfolio                        $ 93,163            $ 875,562                 -       $ 968,725
   Dividend income allocated from Portfolio                         964,931              359,643                 -       1,324,574
   Securities lending income allocated from Portfolio                72,741                    -                 -          72,741
                                                            ------------------------------------------------------------------------
TOTAL INVESTMENT LOSS                                               (65,603)            (167,994)         (172,922)       (406,519)
                                                            ------------------------------------------------------------------------
EXPENSES
   Management and Administration                                    100,812              420,588          (315,751)        205,649
   Transfer agent                                                   443,701                    -           132,116         575,817
   Shareholder Servicing                                                  -                    -         1,028,244       1,028,244
   Accounting                                                        13,500                    -                 -          13,500
   Legal                                                              3,276                    -             4,127           7,403
   Compliance                                                        34,377                    -             8,594          42,971
   Audit                                                              5,572                    -                 -           5,572
   Trustees                                                           2,103                    -             2,833           4,936
   12b-1 fees - A shares                                                  -                    -           411,298         411,298
   Amortization of organization costs                                11,920                    -                 -          11,920
   Miscellaneous                                                     10,258                    -            13,597          23,855
                                                            ------------------------------------------------------------------------
TOTAL EXPENSES                                                      625,519              420,588         1,285,058       2,331,165
   Fees waived and expenses reimbursed                              (46,729)             (46,773)          (74,649)       (168,151)
                                                            ------------------------------------------------------------------------
NET EXPENSES ALLOCATED FROM PORTFOLIO                               578,790              373,815         1,210,409       2,163,014]
                                                            ------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (644,393)            (541,809)       (1,383,331)     (2,569,533)
                                                            ------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized Gain on Investments Allocated from Portfolios    13,678,786           33,862,504                 -      47,541,290
   Net Change in unrealized Appreciation (Depreciation) on
     Investments Allocated from Portfolios                       33,488,238           (2,002,783)                -      31,485,455
                                                            ------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                  47,167,024           31,859,721                 -      79,026,745
                                                            ------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 46,522,631         $ 31,317,912      $ (1,383,331)   $ 76,457,212
                                                            ========================================================================


See Pro Forma Footnotes to Pro Forma Financial Statements

NORWEST ADVANTAGE FUNDS
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
MAY 31, 1998

                                                                                  LARGE             MASTERWORKS
                                                                                 COMPANY               GROWTH
                                                                                  GROWTH               STOCK             PRO FORMA
FACE/SHARE                                 SECURITY                                FUND                 FUND             COMBINED
  AMOUNT                                 DESCRIPTION                               VALUE                VALUE               VALUE


COMMON STOCKS                                                                           98.8%               100.0%             99.4%

AMUSEMENT & RECREATION SERVICES                                                          1.8%                 0.9%              1.4%
           73,500    Family Golf Centers, Inc.                                         $ -          $ 1,929,361       $ 1,929,361
           36,617    Walt Disney Co.                                               4,142,305                    -         4,142,305
                                                                            --------------------------------------------------------
                                                                                   4,142,305            1,929,361         6,071,666
                                                                            --------------------------------------------------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM
     FABRICS & SIMILAR MATERIALS                                                         1.6%                 1.6%              1.6%
           82,186    Cintas Corp.                                                  3,754,884                    -         3,754,884
           20,000    Nautica Enterprises, Inc.                                             -              585,000           585,000
           42,900    Tommy Hilfiger Corp.                                                  -            2,885,025         2,885,025
                                                                            --------------------------------------------------------
                                                                                   3,754,884            3,470,025         7,224,909
                                                                            --------------------------------------------------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
     OPERATIVE BUILDERS                                                                  0.0%                 0.9%              0.4%
           54,003    Centex Corp.                                                          -            1,930,607         1,930,607
                                                                            --------------------------------------------------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY &
     MOBILE HOME DEALERS                                                                 5.0%                 0.0%              2.6%
           27,410    Fastenal Co.                                                  1,356,781                    -         1,356,781
          130,698    Home Depot, Inc.                                             10,267,945                    -        10,267,945
                                                                            --------------------------------------------------------
                                                                                  11,624,726                    -        11,624,726
                                                                            --------------------------------------------------------

BUSINESS SERVICES                                                                       18.6%                24.8%             21.5%
           78,500    Accustaff Inc                                                         -            2,585,594         2,585,594
           43,000    Administaff Inc                                                       -            1,763,000         1,763,000
           43,000    America Online Inc                                                    -            3,582,438         3,582,438
           54,197    Automatic Data Processing, Inc.                               3,448,313                    -         3,448,313
           44,000    Cambridge Technology Partners Inc                                     -            2,206,873         2,206,873
           59,000    Ceridian Corp                                                         -            3,186,000         3,186,000
           61,425    Cognizant Corp                                                3,270,892                    -         3,270,892
           20,000    Cognizant Corp                                                        -            1,065,000         1,065,000
           20,000    Computer Sciences Corp                                                -            1,038,750         1,038,750
           48,000    Compuware Corp                                                        -            2,205,000         2,205,000
          105,100    Concord EFS Inc                                                       -            3,350,063         3,350,063
           46,176    DST Systems, Inc.                                             2,441,564                    -         2,441,564
           59,500    Envoy Corporation                                                     -            2,610,563         2,610,563
           29,000    Equity Corporation International                                      -              688,750           688,750
          125,939    First Data Corp.                                              4,187,466                    -         4,187,466
           58,519    Fiserv, Inc.                                                  3,450,801                    -         3,450,801
           63,700    Ha-Lo Industries Inc                                                  -            1,970,719         1,970,719


           98,937    HBO & Co                                                      5,710,503                    -         5,710,503
          102,000    HBO & Co                                                              -            5,887,307         5,887,307
           22,800    Mack-Cali Realty Corporation REIT                                     -              820,800           820,800
           15,600    MedImmune Inc                                                         -              778,050           778,050
          215,885    Microsoft Corp                                               18,309,724                    -        18,309,724
           21,000    Microsoft Corp                                                        -            1,781,063         1,781,063
           77,708    Network Associates Inc                                                -            4,759,615         4,759,615
           20,800    Security Capital Group Incorporated Class B                           -              582,400           582,400
          123,000    Sterling Commerce Inc                                                 -            4,881,563         4,881,563
           32,000    Stewart Enterprises Inc                                               -              864,000           864,000
           20,000    Storage Technology Corp                                               -            1,677,500         1,677,500
           76,460    Sungard Data Systems, Inc.                                    2,609,191                    -         2,609,191
           46,000    Valassis Communications Inc                                           -            1,618,625         1,618,625
           61,800    Veritas Software Corp                                                 -            2,493,241         2,493,241
                                                                           --------------------------------------------------------
                                                                                  43,428,454           52,396,914        95,825,368
                                                                            --------------------------------------------------------

Chemicals & Allied Products                                                              0.0%                 4.9%              2.4%
           27,000    ALZA Corp                                                             -            1,306,125         1,306,125
           33,000    Dial Corp                                                             -              818,813           818,813
           29,100    Guidant Corp                                                          -            1,875,131         1,875,131
           65,600    Ocular Sciences Inc                                                   -            1,927,000         1,927,000
          102,000    Quorum Health Group Inc                                               -            3,066,375         3,066,375
           27,500    Revlon Inc Class A                                                    -            1,455,781         1,455,781
                                                                            --------------------------------------------------------
                                                                                           -           10,449,225        10,449,225
                                                                            --------------------------------------------------------

Communications                                                                           0.0%                10.9%              5.2%
           39,500    360 Communications Co                                                 -            1,128,219         1,128,219
           56,000    Advanced Fibre Communications                                         -            2,075,500         2,075,500
           63,000    Bay Networks Inc                                                      -            1,744,313         1,744,313
           28,000    Capstar Broadcasting Corporation Class A                              -              532,000           532,000
           49,000    Chancellor Media Corporation Class A                                  -            2,048,813         2,048,813
           62,900    Cincinnati Bell Inc                                                   -            2,001,006         2,001,006
           15,800    Clear Channel Communications Inc                                      -            1,514,825         1,514,825
           45,000    Harte-Hanks Communications Inc                                        -            1,018,125         1,018,125
           30,000    Jacor Communications Inc                                              -            1,586,250         1,586,250
          144,100    LCI International Inc                                                 -            5,394,744         5,394,744
           42,000    NEXTEL Communications Class A                                         -              989,625           989,625
           14,000    RELTEC Corporation                                                    -              514,500           514,500
           35,500    Tellabs Inc                                                           -            2,439,514         2,439,514
                                                                            --------------------------------------------------------
                                                                                           -           22,987,434        22,987,434
                                                                            --------------------------------------------------------



Depository Institutions                                                                  0.0%                 2.1%              1.0%
          100,000    Sovereign Bancorp Inc                                                 -            1,768,750         1,768,750
           85,000    TCF Financial Corp                                                    -            2,767,813         2,767,813
                                                                            --------------------------------------------------------
                                                                                           -            4,536,563         4,536,563
                                                                            --------------------------------------------------------

Eating & Drinking Places                                                                 0.0%                 0.0%              0.0%
            5,095    Checkers Drive In Restaurants expires (12/22/2000)                    -                1,751             1,751
                                                                            --------------------------------------------------------

Electric, Gas & Sanitary Services                                                        0.0%                 2.2%              1.1%
           35,800    AES Corp                                                              -            1,702,738         1,702,738
          216,000    Philip Services Corp                                                  -              837,000           837,000
           45,500    USA Waste Services Inc                                                -            2,147,031         2,147,031
                                                                            --------------------------------------------------------
                                                                                           -            4,686,769         4,686,769
                                                                            --------------------------------------------------------

Electronic & Other Electrical Equipment & Components, Except
     Computer Equipment                                                                 14.3%                 2.3%              8.6%
           43,000    Altera Corp                                                           -            1,445,875         1,445,875
                1    Analog Devices Inc                                                    -                   25                25
          174,195    Intel Corp                                                   12,444,082                    -        12,444,082
           21,000    Intel Corp                                                            -            1,500,188         1,500,188
           33,000    KLA Instruments Corp                                                  -            1,117,875         1,117,875
           28,500    Teradyne Inc                                                          -              876,375           876,375
           98,947    Molex, Inc., Class A                                          2,578,804                    -         2,578,804
           39,883    Motorola, Inc.                                                2,111,332                    -         2,111,332
           88,835    Solectron Corp.                                               3,675,545                    -         3,675,545
          444,818    Telefonaktiebolaget LM Ericsson, Series B ADR                12,399,303                    -        12,399,303
                                                                            --------------------------------------------------------
                                                                                  33,209,066            4,940,338        38,149,404
                                                                            --------------------------------------------------------

Engineering, Accounting, Research, Management, &
     Related Services                                                                    2.4%                 0.0%              1.3%
           62,305    Gartner Group, Inc.                                           2,059,944                    -         2,059,944
          100,216    Paychex, Inc.                                                 3,607,786                    -         3,607,786
                                                                            --------------------------------------------------------
                                                                                   5,667,730                    -         5,667,730
                                                                            --------------------------------------------------------

Fabricated Metal Products, Except Machinery &
     Transportation Equipment                                                            0.0%                 0.5%              0.3%
           41,500    Hexcel Corporation                                                    -            1,136,063         1,136,063
                                                                            --------------------------------------------------------

Food & Kindred Products                                                                  3.3%                 2.6%              3.0%
           51,000    American Italian Pasta Company Class A                                -            1,829,625         1,829,625
           98,915    Coca-Cola Co.                                                 7,752,477                    -         7,752,477
           55,000    Flowers Industries Inc                                                -            1,134,375         1,134,375
           26,000    Keebler Foods Company                                                 -              755,625           755,625


           78,000    Whitman Corp                                                          -            1,691,625         1,691,625
                                                                            --------------------------------------------------------
                                                                                   7,752,477            5,411,250        13,163,727
                                                                            --------------------------------------------------------

Health Services                                                                          0.0%                 3.8%              1.8%
           79,000    Healthsouth Corp                                                      -            2,241,625         2,241,625
           44,000    Integrated Health Services Inc                                        -            1,636,250         1,636,250
          137,200    Total Renal Care Holdings Inc                                         -            4,210,325         4,210,325
                                                                            --------------------------------------------------------
                                                                                           -            8,088,200         8,088,200
                                                                            --------------------------------------------------------

Holding & Other Investment Offices                                                       7.5%                 0.0%              3.9%
          217,240    Franklin Resources, Inc.                                     10,617,615                    -        10,617,615
          190,367    T. Rowe Price                                                 6,746,119                    -         6,746,119
                                                                            --------------------------------------------------------
                                                                                  17,363,734                    -        17,363,734
                                                                            --------------------------------------------------------

Industrial & Commercial Machinery & Computer Equipment                                   7.0%                 3.5%              5.3%
          166,764    Cisco Systems Inc                                            12,611,518                    -        12,611,518
           44,750    Cisco Systems Inc                                                     -            3,384,219         3,384,219
           45,000    Comverse Technology Inc                                               -            2,248,592         2,248,592
           57,415    Hewlett-Packard Co.                                           3,566,879                    -         3,566,879
           55,200    U.S. Filter Corp                                                      -            1,680,150         1,680,150
                                                                            --------------------------------------------------------
                                                                                  16,178,397            7,312,961        23,491,358
                                                                            --------------------------------------------------------

Insurance Carriers                                                                       5.0%                 2.7%              3.9%
           93,138    American International Group, Inc.                           11,531,610                    -        11,531,610
           38,400    Conseco Inc                                                           -            1,790,400         1,790,400
           25,000    Mercury General Corp                                                  -            1,595,313         1,595,313
           26,000    Nationwide Financial Services Inc Class A                             -            1,129,375         1,129,375
           14,900    PMI Group Inc                                                         -            1,120,294         1,120,294
                                                                            --------------------------------------------------------
                                                                                  11,531,610            5,635,382        17,166,992
                                                                            --------------------------------------------------------

Measuring, Analyzing, & Controlling Instruments;
     Photographic, Medical & Optical Goods                                               5.0%                 0.0%              2.6%
          207,525    Medtronic, Inc.                                              11,543,554                    -        11,543,554
                                                                            --------------------------------------------------------

Miscellaneous Retail                                                                   3.0%                10.0%              6.4%
           76,300    99 Cents Only Stores                                                -            2,908,938         2,908,938
           11,000    AutoZone Inc                                                        -              365,750           365,750
           41,000    Barnes & Noble                                                      -            1,388,875         1,388,875
           29,000    Dollar Tree Stores Inc                                              -            1,500,750         1,500,750
           41,093    MSC Industrial Direct Co., Inc.                             1,096,673                    -         1,096,673
          108,400    Office Depot Inc                                                    -            3,197,800         3,197,800
           99,500    Proffitt's Inc                                                      -            3,905,375         3,905,375

          115,000    Rite Aid Corp                                                       -            4,118,438         4,118,438
           46,500    Ross Stores Inc                                                     -            2,051,813         2,051,813
          177,337    Staples, Inc.                                               4,455,602                    -         4,455,602
           39,000    TJX Companies Inc                                                   -            1,823,250         1,823,250
           49,865    Viking Office Products, Inc.                                1,425,832                    -         1,425,832
                                                                          --------------------------------------------------------
                                                                                 6,978,107           21,260,989        28,239,096
                                                                          --------------------------------------------------------

Nondepository Credit Institutions                                                      0.0%                 5.0%              2.4%
           29,300    CIT Group Inc Class A                                               -              922,950           922,950
           45,700    ContiFinancial Corp                                                 -            1,288,169         1,288,169
           23,000    Green Tree Financial Corp                                           -              924,313           924,313
           52,500    Providian Financial Corp                                            -            3,340,313         3,340,313
           65,000    SLM Holding Corp                                                    -            2,595,938         2,595,938
           86,000    UniCapital Corporation                                              -            1,494,250         1,494,250
                                                                          --------------------------------------------------------
                                                                                         -           10,565,933        10,565,933
                                                                          --------------------------------------------------------

Oil & Gas Extraction                                                                   4.3%                 6.8%              5.5%
           32,000    BJ Services Co                                                      -            1,046,000         1,046,000
           11,000    Cooper Cameron Corp                                                 -              654,500           654,500
           36,200    Diamond Offshore Drilling Inc                                       -            1,730,813         1,730,813
           48,000    Ensco International Incorporated                                    -            1,215,000         1,215,000
           43,000    K N Energy Inc                                                      -            2,327,375         2,327,375
           28,000    Noble Affiliates Inc                                                -            1,093,750         1,093,750
           61,700    R&B Falcon Corporation                                              -            1,770,019         1,770,019
           69,500    Santa Fe International Corp                                         -            2,423,813         2,423,813
          126,475    Schlumberger Ltd.                                           9,872,956                    -         9,872,956
           68,200    Tosco Corp                                                          -            2,165,350         2,165,350
                                                                          --------------------------------------------------------
                                                                                 9,872,956           14,426,620        24,299,576
                                                                          --------------------------------------------------------

Paper & Allied Products                                                                0.0%                 1.1%              0.5%
           20,000    Bowater Inc                                                         -            1,012,500         1,012,500
           28,000    Fort James Corp                                                     -            1,338,750         1,338,750
                                                                          --------------------------------------------------------
                                                                                         -            2,351,250         2,351,250
                                                                          --------------------------------------------------------

Pharmaceutical Preparations                                                           10.1%                 9.9%             10.0%
           77,300    BioChem Pharma Inc                                                  -            2,029,125         2,029,125
           37,000    Elan Corporation PLC ADR (Ireland)                                  -            2,263,938         2,263,938
           62,000    Henry Schein Inc                                                    -            2,387,000         2,387,000
           49,300    McKesson Corp                                                       -            3,851,563         3,851,563
           70,433    Merck & Co., Inc.                                           8,245,075                    -         8,245,075
           25,200    Omnicare Inc                                                        -              883,575           883,575
          144,898    Pfizer, Inc.                                               15,187,153                    -        15,187,153

          138,100    PharMerica Inc                                                      -            1,683,094         1,683,094
           72,300    Quintiles Transnational Corp                                        -            3,515,588         3,515,588
           42,000    Teva Pharmaceutical Industries Ltd ADR (Israel)                     -            1,722,000         1,722,000
           62,500    Watson Pharmaceutical Inc                                           -            2,734,375         2,734,375
                                                                          --------------------------------------------------------
                                                                                23,432,228           21,070,258        44,502,486
                                                                          --------------------------------------------------------

Primary Metal Industries                                                               0.0%                 0.8%              0.4%
           89,200    Steel Dynamics Inc                                                  -            1,728,250         1,728,250
                                                                          ----------------------------------------------------------

Security & Commodity Brokers, Dealers, Exchanges, & Services                           6.6%                 0.0%              3.4%
          350,761    Charles Schwab Corp.                                       11,575,103                    -        11,575,103
           83,773    Donaldson, Lufkin & Jenrette, Inc.                          3,691,263                    -         3,691,263
                                                                          --------------------------------------------------------
                                                                                15,266,366                    -        15,266,366
                                                                          --------------------------------------------------------

Tobacco Products                                                                       1.6%                 0.0%              0.8%
           98,272    Philip Morris Cos., Inc.                                    3,672,907                    -         3,672,907
                                                                          ----------------------------------------------------------

Transportation Equipment                                                               0.0%                 0.6%              0.3%
           42,400    BE Aerospace Inc                                                    -            1,225,623         1,225,623
                                                                          ----------------------------------------------------------

Transportation By Air                                                                  0.0%                 1.6%              0.7%
           62,200    Atlas Air Inc                                                       -            2,200,325         2,200,325
           42,000    Comair Holdings Inc                                                 -            1,118,250         1,118,250
                                                                          --------------------------------------------------------
                                                                                         -            3,318,575         3,318,575
                                                                          --------------------------------------------------------

Wholesale Trade-Durable Goods                                                          0.0%                 0.5%              0.2%
           78,000    PSS World Medical Inc                                               -              975,000           975,000
                                                                          ----------------------------------------------------------

Wholesale Trade-Nondurable Goods                                                       1.7%                 0.0%              0.9%
           45,147    Cardinal Health, Inc.                                       4,023,697                    -         4,023,697
                                                                          ----------------------------------------------------------

Total Common Stocks - Cost                                                     152,286,702          182,366,940       334,653,642
                                                                          --------------------------------------------------------
Total Common Stocks - Value                                                    229,443,198          211,835,341       441,278,539
                                                                          --------------------------------------------------------

Total Deposits                                                                         1.2%                 0.0%              0.6%
        2,689,755    PNC Bank, N.A. Nassau, 5.66%, 6/1/98                        2,689,769                    -         2,689,769
                                                                          ----------------------------------------------------------
                         (cost $2,689,755)

                                                                                     100.0%               100.0%            100.0%
Total Investments - Cost                                                       154,976,471          182,366,940       337,343,411
Total Investments (100.0%)                                                   $ 232,132,967        $ 211,835,341     $ 443,968,308


PRO FORMA FOOTNOTES OF MERGER BETWEEN LARGE COMPANY GROWTH FUND AND GROWTH STOCK FUND (UNAUDITED)
MAY 31, 1998
--------------------------------------------------------------------------------
NOTE 1.  GENERAL
--------------------------------------------------------------------------------

The accompanying pro forma financial statements are presented to show the effect of the proposed merger of Growth Stock Fund of Masterworks Funds, Inc., with Large Company Growth Fund (the "Fund") of Norwest Advantage Funds, as if such merger had taken place as of June 1, 1997.

Under the terms of the Agreement and Plan of Reorganization, the combination of Growth Stock Fund and the Fund should be treated as a tax free business combination and accordingly will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Growth Stock Fund in exchange for shares of the Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Fund and Growth Stock Fund have been combined as of, and for the year ended, May 31, 1998.

The Fund seeks to achieve its investment objective by investing all its investable assets in the Large Company Growth Portfolio (the "Portfolio") of Core Trust (Delaware) ("Core Trust"), a registered, open-end management investment company, which has the same investment objectives and substantially similar investment policies as the Fund. The Portfolio directly acquires portfolio securities, and the Fund investing in the Portfolio acquires an indirect interest in those securities. The Fund accounts for its investment in the Portfolio as a partnership investment and records daily its share of the Portfolio's income, expenses and realized and unrealized gain and loss. This is commonly referred to as a master-feeder arrangement.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedules of investments of Growth Stock Fund and the Fund which are included in their annual reports dated February 28, 1998, and May 31, 1998, respectively.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned merger of the Fund and Growth Stock Fund had taken place as of June 1, 1997.

--------------------------------------------------------------------------------
NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The Fund is a diversified portfolio of the Norwest Advantage Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered as an open-end management investment company.

The significant accounting policies consistently followed by the Fund are as follows:

SECURITY VALUATION - The Fund invests all its assets in the Portfolio, which has the same investment objective as the Fund. Investments of the Portfolio are valued as follows: Short-term securities that mature in sixty days or less are valued at amortized cost. Equity securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. If no mean price is available, the last bid price is used. Fixed income and other securities, for which market quotations are readily available, are valued using the mean of the bid and ask prices provided by independent pricing services. If no mean price is available the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees of Core Trust.

SECURITY TRANSACTIONS AND INTEREST AND DIVIDEND INCOME - The Fund invests all its assets in the Portfolio and records daily its pro-rata share of the Portfolio's income, expense, and realized and unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders of net investment income, if any, are declared and paid annually by the Fund. Net capital gains, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

FEDERAL TAXES - The Fund intends to qualify, and continue to qualify, each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE  ALLOCATION  -  The  Trust  accounts   separately  for  the  assets  and
liabilities and operations of the Fund. Expenses of the Fund investing in the Portfolio include its pro-rata share of expenses from the Portfolio.

ORGANIZATION COSTS - The costs incurred by the Fund in connection with its organization and registration of shares have been

PRO FORMA FOOTNOTES OF MERGER BETWEEN LARGE COMPANY GROWTH FUND AND GROWTH STOCK FUND (UNAUDITED) (CONCLUDED)
MAY 31, 1998


capitalized and are being amortized using the straight line method over a five year period beginning on the commencement of the Fund's operations.

SECURITY LOANS - The Portfolio may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral equal to at least 102% of the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The percentage of the Portfolio's securities on loan as compared to the total investment value of the Portfolio, as of May 31, 1998, is 24%. The Fund records daily its pro-rata share of the Portfolio's securities lending income.

--------------------------------------------------------------------------------
NOTE 3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
INVESTMENT ADVISERS--The investment adviser of the Portfolio is Norwest Investment Management, Inc. ("Adviser"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A. ("Norwest"). Norwest is a subsidiary of Norwest Corporation. The Adviser receives an annual advisory fee of 0.65% of the average daily net assets of the Portfolio.

Peregrine Capital Management, Inc. ("Peregrine"), an investment advisory subsidiary of Norwest, serves as the Portfolio's sub-adviser. Norwest, not the Portfolio, pays Peregrine's investment subadvisory fees. The investment subadvisory fees do not increase the amount of investment advisory fees paid to the Adviser by the Portfolio.

The Trust has retained the Adviser to serve as a "dormant" investment adviser and Peregrine to serve as a dormant sub-adviser to the Fund in the event that assets are redeemed from the Portfolio and invested directly by the Fund. The Adviser and Peregrine do not receive an investment advisory fee from the Fund as long as the Fund's assets are invested in one or more master portfolios.

ADMINISTRATION AND DISTRIBUTION--Forum Financial Services, Inc. ("FFSI" or "Forum") supervises the overall management of the Trust other than investment advisory services. Forum Administrative Services, LLC ("FAdS") is the administrator to the Trust. For their services, Forum and FAdS each currently receive 0.025% of the Fund's average daily net assets.

Pursuant to a separate agreement, Forum Accounting Services, LLC ("FacS"), an affiliate of the Fund's distributor, provides portfolio accounting services to the Fund and Portfolio.

Forum acts as the distributor of the Fund and receives an annual 0.10% of the Fund's average daily net assets of the Fund's Class A shares ("A Shares") under a Rule 12b-1 distribution plan. These fees are paid out of the Fund's assets on an on-going basis.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT AND OTHER SERVICES--Norwest serves as the Fund's transfer agent and dividend disbursing agent. For these services, Norwest receives a fee at an annual rate of 0.14% of the average daily net assets attributable to each class of the Fund's shares.

Norwest also serves as the shareholder servicing agent for the Fund. Norwest receives an annual fee for these services of 0.25% of the Fund's average daily net assets. Norwest also receives transaction fees for providing services in connection with the securities lending program.

--------------------------------------------------------------------------------
NOTE 4.  PRO FORMA ADJUSTMENTS
--------------------------------------------------------------------------------
The accompanying pro forma financial statements include an adjustment to reflect a distribution of net realized gain from Growth Stock Fund to its shareholders as if the distribution had occurred prior to May 31, 1998.

An adjustment was made to fund shares as if the merger had taken place on May 31, 1998. The number of shares were adjusted to reflect the same net asset value per share for the combined entity as for the Fund.

Adjustments were made to expenses to reflect the expected expense ratio given effect of the merger. These adjustments reflect the new classes' shareholder servicing and Rule 12b-1 fees. Please see the prospectus for further information. Expenses for the combined entity are reflected as if the merger had occurred as of June 1, 1997.

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Incorporated by reference to Item 27 of Post Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File Nos. 811-4881, 33-9645), filed July 31, 1998 (accession number 0001004402-98-000418).

ITEM 16.  EXHIBITS


         (1) Trust Instrument of Registrant as now in effect. Incorporated by reference to Registrant's Registration Statement on Form N-1A, File Nos. 811-4881, 33-9645 (the "Registrant's Form N-1A"), Exhibit 1 to Post-Effective Amendment ("PEA") No. 46, filed via EDGAR September 30, 1997 (accession number 0000912057-97-032214).

         (2) By-Laws of Registrant. Incorporated by reference to Exhibit 2 to PEA No. 35 to Registrant's Form N-1A, filed via EDGAR March 8, 1996 (accession number 0000912057-96-004243).


         (3)      Not applicable.


         (4) Agreement and Plan of Consolidation. Incorporated by reference to Exhibit A to Part A to Registrant's Registration Statement on Form N-14, filed via EDGAR September 21, 1998 (accession number 0001004402-98-000503).

         (5)      Specimen  of  Share   certificate  for  shares  of  beneficial
                  interest of Large Company Growth Fund (the "Fund"). Incorporated by reference to Exhibit No. 5 to PEA No. 35 to Registrant's Form N-1A, filed via EDGAR March 8, 1996 (accession number 0000912057-96-004243).

         (6) Form of Investment Advisory Agreement between Registrant and Norwest Investment Management, Inc. relating to the Fund. Incorporated by reference to Exhibit 5(a) to PEA No. 57 to Registrant's Form N-1A, filed via EDGAR September 30, 1998 (accession number 0001004402-98-000533).

         (7) Form of Distribution Services Agreement between Registrant and Forum Financial Services, Inc. relating to the Fund.
                  Incorporated by reference to Exhibit 6 to PEA No. 57 to Registrant's Form N-1A, filed via EDGAR September 30, 1998 (accession number 0001004402-98-000533).


         (8)      Not Applicable.


         (9)      (a)      Form  of   Custodian   Agreement   between   the
                           Registrant and Norwest Bank Minnesota, N.A. ("Norwest
                           Bank")   relating  to  the  Fund.   Incorporated   by
                           reference   to   Exhibit   8(a)  to  PEA  No.  57  to
                           Registrant's Form N-1A, filed via EDGAR September 30,
                           1998 (accession number 0001004402-98-000533).

                  (b) Form of Transfer Agency Agreement between Registrant and Norwest Bank. Incorporated by reference to
                           Exhibit 8(b) to PEA No. 57 to Registrant's Form N-1A, filed via EDGAR September 30, 1998 (accession number 0001004402-98-000533).

         (10)     (a)      Rule   12b-1   Plan   relating   to  the   Fund.
                           Incorporated by reference to Exhibit 15(a) to PEA No.
                           57  to  Registrant's   Form  N-1A,  filed  via  EDGAR
                           September     30,     1998     (accession      number
                           0001004402-98-000533).

                  (b) Rule 18f-3 Plan relating to the Fund. Incorporated by reference to Exhibit 18 to PEA No. 55 to Registrant's Form N-1A, filed via EDGAR July 31, 1998 (accession number 0001004402-98-000418).

         (11) Opinion of Seward & Kissel as to the legality of the securities being registered (filed herewith).

         (12) Opinion of Seward & Kissel as to tax consequences of the Plan (To be filed by Post-Effective Amendment).


         (13)     Not Applicable.


         (14) Consent of KPMG Peat Marwick LLP, independent auditors (filed herewith).


         (15)     Not Applicable.


         (16) Powers of Attorney. Incorporated by reference to Exhibit 16 to Registrant's Registration Statement on Form N-14, filed via EDGAR September 21, 1998 ( accession number 0001004402-98-000503).


         (17)     Not Applicable.


ITEM 17.  UNDERTAKINGS


         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Portland, and State of Maine on the 22nd day of October, 1998.


                                                 NORWEST ADVANTAGE FUNDS


                                                 By:/s/   John Y. Keffer
                                                   ----------------------------
                                                          John Y. Keffer
                                                          President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on the 22nd day of October, 1998.


              Signature                                 Title

1)  Principal Executive Officer

    /s/ John Y. Keffer                                Chairman and President
------------------------------------
        John Y. Keffer

2)  Principal Financial and
Accounting Officer

     /s/ Sara M. Morris                               Treasurer
------------------------------------
       Sara M. Morris

3)  A Majority of the Trustees

    /s/  John Y. Keffer                               Chairman
------------------------------------
       John Y. Keffer


       Robert C. Brown                                 Trustee
       Donald H. Burkhardt                             Trustee
       James C. Harris                                 Trustee
       Richard M. Leach                                Trustee
       John S. McCune                                  Trustee
       Timothy J. Penny                                Trustee
       Donald C. Willeke                               Trustee


    /s/ John Y. Keffer
  ----------------------------------
By:   John Y. Keffer
    (Attorney-in-fact)

                                   SIGNATURES


As required by the Securities Act of 1933, on behalf of Core Trust (Delaware), being duly authorized, I have duly caused this amendment to the registration statement of Norwest Advantage Funds to be signed in the City of Portland, and State of Maine on the 22nd day of October, 1998.


                                                  CORE TRUST (DELAWARE)


                                                  By:/s/   John Y. Keffer
                                                    ---------------------------
                                                           John Y. Keffer
                                                           President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on the 22nd day of October, 1998.


              Signature                                 Title

1)  Principal Executive Officer

    /s/ John Y. Keffer                                Chairman and President
------------------------------------
        John Y. Keffer

2)  Principal Financial and
Accounting Officer

     /s/ Sara M. Morris                               Treasurer
------------------------------------
       Sara M. Morris

3)  A Majority of the Trustees

    /s/  John Y. Keffer                               Chairman
------------------------------------
       John Y. Keffer


       J. Michael Parish                               Trustee
       James C. Cheng                                  Trustee
       Costas Azariadis                                Trustee


    /s/ John Y. Keffer
 ------------------------------------
By:   John Y. Keffer
    (Attorney-in-fact)

                                INDEX TO EXHIBITS

EXHIBIT NUMBER         DESCRIPTION OF EXHIBIT

(11) Opinion of Seward & Kissel as to the legality of the Securities being registered.


(14)                   Consent of KPMG Peat Marwick, LLP.